Filed pursuant to Rule 497(b).

File no. 333-148106.

HIGH YIELD FUND

One Financial Center, Boston, Massachusetts 02111- 2621

Dear Shareholder:

I am writing to ask for your vote on the proposed merger of High Yield Fund (the “Acquired Fund”), a series of Excelsior Funds Trust, into Columbia High Yield Opportunity Fund (the “Acquiring Fund”), a series of Columbia Funds Series Trust I, at a special meeting of shareholders of the Acquired Fund to be held on March 14, 2008.

The proposed merger is one of several mergers recommended by Columbia Management Group, LLC (“CMG”) following the recent acquisition by Bank of America Corporation (“Bank of America”) of U.S. Trust Corporation (“U.S. Trust”). The acquisition included all of U.S. Trust’s subsidiaries, including the investment advisor to the Acquired Fund. Bank of America is the ultimate parent of Columbia Management Advisors, LLC (“Columbia Management”), the investment advisor to the Acquiring Fund. Shareholders of the Excelsior Funds previously approved new investment advisory agreements that became effective upon completion of the acquisition. CMG’s overall goal in proposing these fund mergers is twofold. First, by merging Excelsior Funds into Columbia Funds with generally similar investment strategies, the combined investment portfolios will be larger, which tends to lead to greater efficiency. Second, by streamlining the product offering of the fund complex, management, distribution and other resources will be more effectively concentrated on a more focused group of portfolios. The merger of the Acquired Fund into the Acquiring Fund will enable Acquired Fund shareholders to invest in a larger, potentially more efficient investment portfolio while continuing to pursue a similar investment strategy.

Should the merger be approved and other conditions to the merger be satisfied, your current investment will be exchanged for an equal investment (that is, dollar value) in the Acquiring Fund. The exchange is expected to be tax-free for U.S. federal income tax purposes. Shareholders of the Acquired Fund will receive shares of the Acquiring Fund corresponding to the class of shares they currently own (for example, holders of Shares Class shares will receive Class Z shares of the Acquiring Fund). More information on the specific details of and reasons for the merger is contained in the enclosed combined Prospectus/Proxy Statement. Please read it carefully.

THE TRUSTEES OF YOUR FUND UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR THE MERGER.

YOUR VOTE IS IMPORTANT. YOU CAN VOTE BY COMPLETING THE ENCLOSED PROXY CARD. A SELF-ADDRESSED POSTAGE-PAID ENVELOPE HAS BEEN ENCLOSED FOR YOUR CONVENIENCE.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

Christopher L. Wilson
President and Principal Executive Officer
Excelsior Funds Trust

February 8, 2008

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD

March 14, 2008

HIGH YIELD FUND

A Series of Excelsior Funds Trust

One Financial Center

Boston, Massachusetts 02111-2621

1-800-708-7953

February 8, 2008

To the Shareholders of High Yield Fund:

NOTICE IS HEREBY GIVEN that a special meeting of the shareholders of High Yield Fund (the “Acquired Fund”), a series of Excelsior Funds Trust, will be held at 2:00 p.m. Eastern time on March 14, 2008, at One Financial Center, Boston, Massachusetts 02111-2621, for the following purposes:

1.	To approve an Agreement and Plan of Reorganization providing for (i) the sale of all of the assets of the Acquired Fund to, and the assumption of all of the liabilities of the Acquired Fund by, Columbia High Yield Opportunity Fund (the “Acquiring Fund”), a series of Columbia Funds Series Trust I, in exchange for shares of the Acquiring Fund, and (ii) the distribution of such shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund.

2.	To consider and act upon such other matters as may properly come before the meeting or any adjourned session of the meeting.

Shareholders of record of the Acquired Fund at the close of business on December 21, 2007 are entitled to notice of and to vote at the meeting and any adjourned session of the meeting.

By Order of the Board of Trustees,

James R. Bordewick, Jr., Secretary Excelsior Funds Trust

NOTICE:	YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE SEE THE ENCLOSED PROSPECTUS/PROXY STATEMENT AND OTHER MATERIALS FOR INSTRUCTIONS ON HOW TO VOTE EASILY AND QUICKLY.

PROSPECTUS/PROXY STATEMENT

January 16, 2008

Acquisition of the Assets and Liabilities of

HIGH YIELD FUND

c/o Excelsior Funds Trust

One Financial Center

Boston, Massachusetts 02111-2621

1-800-708-7953

by and in Exchange for Shares of

COLUMBIA HIGH YIELD OPPORTUNITY FUND

c/o Columbia Funds Series Trust I

One Financial Center

Boston, Massachusetts 02111-2621

1-800-708-7953

The prospectus/proxy statement (the “Prospectus/Proxy Statement”) and the enclosed proxy card (the “Proxy Card”) are expected to be mailed to shareholders beginning on or about February 8, 2008.

The Prospectus/Proxy Statement contains information shareholders should know before voting on the following proposal:

Proposal: Approval of the Agreement and Plan of Reorganization, with respect to the proposed acquisition of High Yield Fund (the “Acquired Fund”), a series of Excelsior Funds Trust (the “Excelsior Trust”), by Columbia High Yield Opportunity Fund (the “Acquiring Fund”), a series of Columbia Funds Series Trust I (the “Columbia Trust”) (the “Agreement and Plan of Reorganization”).

The proposal will be considered by shareholders of the Acquired Fund at a special meeting of shareholders of the Acquired Fund (the “Meeting”) that will be held at One Financial Center, Boston, Massachusetts 02111-2621. Although the Agreement and Plan of Reorganization contemplates a transaction in which the Acquired Fund transfers all of its assets and liabilities to the Acquiring Fund in exchange for shares of the Acquiring Fund, the Prospectus/Proxy Statement refers to the transaction as a “Merger.” The Acquired Fund and the Acquiring Fund are referred to herein collectively as the “Funds” (or individually as a “Fund”). The Funds are series of separate registered open-end management investment companies. Please read the Prospectus/Proxy Statement and keep it for future reference.

The Acquiring Fund is managed by Columbia Management Advisors, LLC (“Columbia Management”), an affiliate of United States Trust Company, National Association (“USTNA”) (through its separate identifiable division, U.S. Trust New York Asset Management Division (“USTNY”)), the investment advisor of the Acquired Fund. Bank of America Corporation, the ultimate parent of Columbia Management, acquired U.S. Trust Corporation, the ultimate parent of USTNA, on July 1, 2007. Prior to that acquisition, Columbia Management and USTNA were not affiliates of each other.

Effective on or about February 15, 2008, the investment advisory contract pursuant to which USTNY provides investment advisory services to the Acquired Fund will be assigned to UST Advisers, Inc. (“UST Advisers”). Both USTNY and UST Advisers are wholly-owned subsidiaries of Bank of America Corporation. The Board of Trustees of the Excelsior Trust approved the transfer at a meeting held on December 12, 2007, in anticipation of the merger of USTNA into Bank of America, N.A., which is scheduled to take place on February 22, 2008. This transfer will not change (i) the way in which the Acquired Fund is managed, including the level of services provided, (ii) the team of investment professionals providing services to the Acquired Fund, or (iii) the management fees the Acquired Fund pays.

The Acquiring Fund seeks total return, consisting of current income and capital appreciation. Under normal circumstances, the Acquiring Fund invests at least 80% of net assets in below investment grade corporate debt securities (commonly referred to as “junk bonds”).

If the Agreement and Plan of Reorganization is approved by the shareholders of the Acquired Fund and the Merger is consummated, the Acquired Fund will transfer all of the assets and liabilities attributable to each class of its shares to the Acquiring Fund in exchange for Class Z shares of the Acquiring Fund with the same aggregate net asset value as the net value of the assets and liabilities transferred. After that exchange, shares received by the Acquired Fund will be distributed pro rata to shareholders of each class of shares, and such shareholders will become shareholders of the Acquiring Fund.

The following documents have been filed with the Securities and Exchange Commission (the “SEC”) and are incorporated into the Prospectus/Proxy Statement by reference:

•	The Statement of Additional Information of the Acquiring Fund dated January 16, 2008, relating to the Prospectus/Proxy Statement.

•	The Prospectuses of the Acquired Fund dated July 1, 2007, as supplemented to date.

•	The Statement of Additional Information of the Acquired Fund dated July 1, 2007, as supplemented to date.

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•

The Report of Independent Registered Public Accounting Firm and the audited financial statements included in the Annual Report to Shareholders of the Acquired Fund dated March 31, 2007, and the unaudited financial statements included in the Semiannual Report to Shareholders of the Acquired Fund dated September 30, 2007.

The Acquired Fund previously has sent its most recent annual report and semiannual report to its shareholders. For a free copy of the Acquired Fund’s most recent reports or any of the documents listed above, call 1-800-708-7953, or write to the Acquired Fund at the address listed on the cover of the Prospectus/Proxy Statement. Shareholders also may obtain many of these documents by accessing the Acquired Fund’s Internet site at www.columbiafunds.com. Text-only versions of the Acquired Fund’s documents can be viewed online or downloaded without charge from the EDGAR database on the SEC’s Internet site at www.sec.gov. Shareholders can review and copy information about the Funds by visiting the Public Reference Room, Office of Consumer Affairs and Information Services, U.S. Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-2521. Shareholders can obtain copies, upon payment of a duplicating fee, by sending an e-mail request to publicinfo@sec.gov or by writing the Public Reference Room at the address above. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-5850.

The SEC has not approved or disapproved these securities or determined if the Prospectus/Proxy Statement is truthful or complete. Any representation to the contrary is a criminal offense.

An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

I.    QUESTIONS AND ANSWERS REGARDING APPROVAL OF THE MERGER

The following questions and answers provide an overview of key features of the Merger and of the information contained in the Prospectus/Proxy Statement. Please review the Prospectus/Proxy Statement prior to executing a proxy or casting a vote. For answers to questions about the Merger, please call 1-800-708-7953.

1.	What Merger is being proposed?

The Board of Trustees (the “Board”) of High Yield Fund (the “Acquired Fund”), a series of Excelsior Funds Trust (the “Excelsior Trust”), is recommending that shareholders approve the merger of the Acquired Fund into Columbia High Yield Opportunity Fund (the “Acquiring Fund”), a series of Columbia Funds Series Trust I (the “Columbia Trust”). This means that the Acquired Fund would transfer all of its assets and liabilities to the Acquiring Fund in exchange for shares of the Acquiring Fund. If the Merger is approved and completed, Shares Class and Institutional Shares Class shareholders of the Acquired Fund will receive Class Z shares of the Acquiring Fund with a dollar value equal to the dollar value of their Acquired Fund shares on the business day prior to the closing of the Merger. The Merger currently is scheduled to take place at the end of the first quarter of 2008.

2.	Why is the Merger being proposed?

The Board recommends approval of the Merger because the Merger offers shareholders of the Acquired Fund the opportunity to invest in a larger combined portfolio that has a similar investment

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objective and similar principal investment strategies, except that the Acquiring Fund has no stated limit on investments in foreign securities, while the Acquired Fund may invest only up to 25% of its assets in foreign securities. Spreading fixed costs over a broader asset base allows the potential for more efficient operation and lower overall operating expense ratios. In reviewing the Merger, the Board also considered that, based on estimated operating expense ratios, shareholders of Shares Class shares of the Acquired Fund, following the Merger, are expected to experience total and net operating expense ratios that are lower than the current total and net operating expense ratios of Shares Class shares, while shareholders of Institutional Shares Class shares of the Acquired Fund, following the Merger, are expected to experience total and net operating expense ratios that are higher than the current total and net operating expense ratios of Institutional Shares Class shares. Please review “Reasons for the Merger and Trustees’ Considerations” in Section II of the Prospectus/Proxy Statement for more information regarding the factors considered by the Board.

3.	How do the fees and the operating expense ratios of the Funds compare, and what are they estimated to be following the Merger?

The tables below allow a shareholder to compare the sales charges, the fees and the operating expense ratios of the Funds and to analyze the estimated expenses that Columbia Management expects the Acquiring Fund to bear in the first year following the Merger. The Annual Fund Operating Expenses set forth in the tables below are paid by each Fund. They include management fees, distribution and service fees (if applicable) and administrative costs, including pricing and custody services.

The Annual Fund Operating Expenses shown in the tables below represent expenses for each Fund’s most recent fiscal year (ended May 31, 2007 for the Acquiring Fund and ended March 31, 2007 for the Acquired Fund) and those projected for the Acquiring Fund on a pro forma combined basis after giving effect to the proposed Merger and based on pro forma combined net assets as of May 31, 2007.

Based on the operating expense ratios shown below, the total and net operating expense ratios of Class Z shares of the Acquiring Fund following the Merger are expected to be lower than the total and net operating expense ratios of Shares Class shares of the Acquired Fund and higher than the total and net operating expense ratios of Institutional Shares Class shares of the Acquired Fund.

If the Merger occurs, certain Merger expenses will be allocated to the Acquired Fund, which will reduce the Acquired Fund’s net asset value prior to the closing of the Merger (by less than $0.01 per share based on shares outstanding as of May 31, 2007). Based on the operating expense ratios shown below, it is projected that, after the Merger, Shares Class shareholders of the Acquired Fund will benefit from expense savings that will offset the allocated Merger expenses. However, the benefit of these projected expense savings will not be realized immediately. It is projected that the aggregate expense savings will not exceed the allocated Merger expenses of the Acquired Fund until approximately 3 months after the Merger. Institutional Shares Class shareholders of the Acquired Fund are not expected to benefit from expense savings. If a shareholder redeems his or her shares prior to that time, the shareholder will receive no net benefit from the projected expense savings.

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Although Institutional Shares Class shareholders of the Acquired Fund are not expected to benefit from expense savings as a result of the Merger, they will bear a proportionate share of any Merger expenses allocated to the Acquired Fund.

Shareholder Fees

(paid directly from shareholder’s investment)

	High Yield Fund (Acquired Fund)				Columbia High Yield Opportunity Fund (Acquiring Fund)	Pro Forma Columbia High Yield Opportunity Fund (Acquiring Fund)
	Institutional Shares Class		Shares Class		Class Z	Class Z
Redemption fee (%) (as a percentage of the amount redeemed, if applicable)	2.00	(1)	2.00	(1)	N/A	N/A

Annual Fund Operating Expenses (as a % of average daily net assets)

(deducted directly from Fund assets)

	High Yield Fund (Acquired Fund)				Columbia High Yield Opportunity Fund (Acquiring Fund)		Pro Forma Columbia High Yield Opportunity Fund (Acquiring Fund)
	Institutional Shares Class		Shares Class		Class Z		Class Z
Management Fees	0.95	(2)	0.95	(2)	0.60	(3)	0.60	(3)
Distribution and Service Fees	0.00		0.00	(4)	0.00		0.00
Other Expenses	0.40		0.74		0.27	(5)	0.35	(5)

Total Annual Fund Operating Expenses	1.35		1.69		0.87		0.95
Less Fee Waivers and/or Reimbursements	(0.55	)(6)	(0.64	)(6)			(0.08	)(7)

Net Annual Fund Operating Expenses	0.80		1.05				0.87

(1)	The redemption fee is charged on shares redeemed or exchanged within 60 days of the date of purchase.
(2)	The Acquired Fund pays an investment advisory fee of 0.80% and an administration fee of 0.15%. Columbia Management receives an administration fee, computed daily and paid monthly, based on the combined aggregate average daily net assets of Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust (excluding Emerging Markets Fund, International Fund, International Equity Fund and Pacific/Asia Fund). The breakpoint schedule is as follows: 0.20% for net assets up to $200 million; 0.175% for net assets in excess of $200 million and up to $400 million; and 0.15% for net assets in excess of $400 million. Columbia Management has voluntarily agreed to waive 0.05% of the administration fee. If this waiver were reflected in the table, “Management Fees” would be 0.90% for each of Shares Class shares and Institutional Shares Class shares and “Total Annual Fund Operating Expenses” would be 1.64% and 1.30% for Shares Class shares and Institutional Shares Class shares, respectively. Columbia Management, at its discretion, may revise or discontinue this arrangement at any time.

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(3)	The Acquiring Fund pays an investment advisory fee of 0.60%. Columbia Management has implemented a breakpoint schedule for the Acquiring Fund’s investment advisory fee. The investment advisory fee charged to the Acquiring Fund will decline as Acquiring Fund assets grow and will continue to be based on a percentage of the Acquiring Fund’s average daily net assets. The current breakpoint schedule for the Acquiring Fund is as follows: 0.60% for assets up to $500 million; 0.55% for assets in excess of $500 million and up to $1 billion; 0.52% for assets in excess of $1 billion and up to $1.5 billion; and 0.49% for assets in excess of $1.5 billion.
(4)	The Acquired Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940 that authorizes, with respect to Shares Class shares, the payment of up to 0.25% for the distribution of Shares Class shares. However, no fees are being assessed under the plan at this time.
(5)	Other expenses have been restated to reflect contractual changes to the fees paid by the Acquiring Fund.
(6)	The expense information in the table reflects contractual fee waivers currently in effect. USTNY has contractually agreed to waive fees or reimburse expenses in order to keep net annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) from exceeding 1.05% for Shares Class shares and 0.80% for Institutional Shares Class shares. The waiver agreement may not be terminated before July 31, 2008. In addition, this agreement will renew automatically for an additional 12 month term unless USTNY terminates the agreement by providing written notice to the Acquired Fund prior to the expiration of the current term.
(7)	Columbia Management has contractually agreed to waive fees and/or to reimburse the Acquiring Fund for certain expenses so that total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses but inclusive of custodial charges relating to overdrafts), after giving effect to any balance credits from Acquiring Fund’s custodian, do not exceed 0.87% annually for Class Z shares through January 31, 2009.

Example Expenses

Example Expenses help shareholders compare the cost of investing in the Acquired Fund currently with the cost of investing in the Acquiring Fund both currently and on a pro forma combined basis and also allow shareholders to compare these costs with the cost of investing in other mutual funds. The tables take into account any contractual expense reduction arrangements described in the footnotes to the Annual Fund Operating Expenses table for the periods indicated in such table. The Example Expenses use the following hypothetical conditions:

•	$10,000 initial investment.

•	5% total return for each year.

•	Each Fund’s operating expenses remain the same.

•	Reinvestment of all dividends and distributions.

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Example Expenses

(actual costs may be higher or lower)

	1 Year	3 Years	5 Years	10 Years
High Yield Fund (Acquired Fund)
Shares Class	$107	$470	$858	$1,944
Institutional Shares Class	$82	$373	$687	$1,576

Columbia High Yield Opportunity Fund (Acquiring Fund)
Class Z	$89	$278	$482	$1,073

Columbia High Yield Opportunity Fund (pro forma combined) (Acquiring Fund)
Class Z	$89	$294	$517	$1,158

The projected post-Merger pro forma combined Annual Fund Operating Expenses and Example Expenses presented above are based on numerous material assumptions, including (1) that the current contractual agreements will remain in place and (2) that certain fixed costs involved in operating the Acquired Fund will be eliminated. Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses or expense savings will be achieved because expenses depend on a variety of factors, including the future level of Acquiring Fund assets, many of which are beyond the control of the Acquiring Fund or Columbia Management.

Hypothetical Investment and Expense Information

Please see Appendix D for supplemental hypothetical investment expense information that provides additional information in a different format from the preceding Annual Fund Operating Expenses and Example Expenses tables about the effect of the pro forma expenses of the Acquiring Fund, including investment advisory fees and other Acquiring Fund costs, on the Acquiring Fund’s returns over a 10-year period.

4.	How do the investment objectives, principal investment strategies and investment policies of the Funds compare?

The Acquired Fund and the Acquiring Fund have similar investment objectives and principal investment strategies. The Acquired Fund seeks a high level of current income as its primary objective, and may also consider the potential for capital appreciation as a secondary objective, when consistent with its primary objective. The Acquiring Fund seeks total return, consisting of current income and capital appreciation. Under normal circumstances, both Funds will invest at least 80% of their net assets (including borrowings for investment purposes) in below investment grade securities (commonly referred to as “junk bonds”). The Acquiring Fund may invest in debt securities of any maturity. Both Funds may invest in debt securities issued by foreign governments, companies or other entities, including in emerging market countries (though the Acquired Fund may invest no more than 25% of its assets in the obligations of foreign issuers while the Acquiring Fund has no similar limitation). Each Fund may invest in derivatives—the Acquired Fund may invest in futures and options for hedging purposes, while the Acquiring Fund may invest in futures, options, swap contracts and other derivative instruments for both hedging and non-hedging purposes.

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The table below shows the investment objectives and principal investment strategies of each Fund.

	High Yield Fund (Acquired Fund)	Columbia High Yield Opportunity Fund (Acquiring Fund)
Investment Objective	The Acquired Fund seeks a high level of current income as its primary objective, and may also consider the potential for capital appreciation as a secondary objective, when consistent with its primary objective.	The Acquiring Fund seeks total return, consisting of current income and capital appreciation.

Principal Investment Strategies

Under normal circumstances, the Acquired Fund invests at least 80% of its net assets in high yield, fixed income securities that are rated in the lower rating categories of a nationally recognized rating agency (e.g., Ba or lower by Moody’s Corporation (Moody’s) or BB or lower by Standard & Poor’s, a division of the McGraw Hill Companies (S&P)), or unrated securities that USTNY believes are of comparable quality. For purposes of this test only, net assets includes borrowings for investment purposes. The Acquired Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy. Securities rated below Baa3 by Moody’s or below BBB by S&P are commonly known as “junk bonds.” The Acquired Fund may invest in all types of fixed-income securities, including:

•        Senior and subordinated corporate debt obligations (such as bonds, debentures, notes and commercial paper)

•        Convertible and non-convertible corporate debt obligations

•        Custodial receipts

•        Municipal securities and obligations of the U.S. government, its agencies and instrumentalities

•        Preferred stock

•        Mortgage and other asset-backed securities

Under normal circumstances, the Acquiring Fund invests at least 80% of net assets in below investment grade corporate debt securities. These securities commonly are referred to as “junk bonds” and generally will be rated below investment grade by at least one nationally recognized rating service or unrated but determined by Columbia Management to be of comparable quality.

The Acquiring Fund may invest in debt securities issued by foreign governments, companies or other entities, including in emerging market countries. The Acquiring Fund also may invest in equity securities, including common stocks, preferred stocks, warrants and debt securities convertible into common stocks.

The Acquiring Fund may invest in derivatives, including futures, options, swap contracts and other derivative instruments. The Acquiring Fund may invest in derivatives for both hedging and non-hedging purposes, including, for example, to seek to enhance returns or as a substitute for a position in an underlying asset. The Acquiring Fund also may invest in private placements.

Columbia Management considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Acquiring Fund’s assets among different issuers, industry sectors and maturities.

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High Yield Fund (Acquired Fund)	Columbia High Yield Opportunity Fund (Acquiring Fund)

Although the Acquired Fund invests primarily in the debt obligations of domestic issuers, it may invest up to 25% of its assets in obligations of foreign issuers (including emerging countries), including obligations of foreign corporations, banks and governments.

The Acquired Fund does not have any portfolio maturity limitation and may invest its assets from time to time primarily in instruments with short, medium and long maturities. The Acquired Fund may also purchase the securities of issuers that are in default and/or subject to insolvency and/or bankruptcy proceedings.

The Acquired Fund may use financial and stock index futures and options to protect against adverse changes to the value of portfolio securities due to anticipated changes in interest rates or market conditions.

In selecting securities for the Acquired Fund’s portfolio, USTNY performs its own independent investment analysis of each issuer to determine its creditworthiness. In doing so, USTNY considers a number of factors, including the issuer’s financial and managerial strength and its sensitivity to economic and market conditions as well as other factors.

In connection with selecting individual investments for the Acquiring Fund, Columbia Management evaluates a security based on its potential to generate income and/or capital appreciation. Columbia Management considers, among other factors, the creditworthiness of the issuer of the security and the various features of the security, such as its coupon, yield, maturity, any call features and value relative to other securities.

Columbia Management may sell a security if it believes that there is deterioration in the issuer’s financial condition, or that other investments are more attractive; if there is deterioration in a security’s credit rating; or for other reasons.

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The Funds’ fundamental investment policies are similar. For purposes of this discussion, a “fundamental” investment policy is one that may not be changed without a shareholder vote. The Funds’ fundamental investment policies are set forth below:

As a matter of fundamental policy, the Acquired Fund may not:	As a matter of fundamental policy, the Acquiring Fund may not:
Borrow money, except from banks, or mortgage or hypothecate assets of the Acquired Fund, except in an amount not to exceed 1/3 of the current value of the Acquired Fund’s assets (including such borrowing) less liabilities (not including such borrowing) or by entering into reverse repurchase agreements or by engaging in other investment techniques constituting leverage as permitted by SEC rules. The Acquired Fund may pledge, mortgage or hypothecate its assets to secure such borrowings, reverse repurchase agreements, or when-issued securities, provided that collateral arrangements with respect to options and futures, including deposits of initial margin and variation margin, are not considered a pledge of assets for purposes of this restriction, and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute. The Acquired Fund will not purchase securities while borrowings exceed 5% of its total assets. Asset coverage of at least 300% (as defined in the 1940 Act), inclusive of any amounts borrowed, must be maintained at all times.	Borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Underwrite securities issued by other persons except insofar as the Excelsior Trust or the Acquired Fund may technically be deemed an underwriter under the 1933 Act in selling a portfolio security.	Underwrite any issue of securities issued by other persons within the meaning of the Securities Act of 1933, as amended (the “1933 Act”) except when it might be deemed to be an underwriter either: (a) in connection with the disposition of a portfolio security; or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with the Acquiring Fund’s investment objective. This restriction shall not limit the Acquiring Fund’s ability to invest in securities issued by other registered investment companies.

Make loans to other persons except (a) through the lending of the Acquired Fund’s portfolio securities and provided that any such loans not exceed 30% of the Acquired Fund’s total assets (taken at market value), (b) through the use of repurchase agreements or the purchase of short-term obligations, or (c) by purchasing debt securities of types distributed publicly or privately.	Make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

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As a matter of fundamental policy, the Acquired Fund may not:	As a matter of fundamental policy, the Acquiring Fund may not:
Purchase or sell real estate (including limited partnership interests in partnerships substantially all of whose assets consist of real estate but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (the Excelsior Trust may hold and sell, for the Acquired Fund’s portfolio, real estate acquired as a result of the Acquired Fund’s ownership of securities).

Purchase or sell real estate, except the Acquiring Fund may: (i) purchase securities of issuers which deal or invest in real estate, (ii) purchase securities which are secured by real estate or interests in real estate and (iii) hold and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of securities which are secured by real estate or interests therein.

Purchase or sell commodities, except that the Acquiring Fund may to the extent consistent with its investment objective: (i) invest in securities of companies that purchase or sell commodities or which invest in such programs, and (ii) purchase and sell options, forward contracts, futures contracts, and options on futures contracts and enter into swap contracts and other financial transactions relating to commodities. This limitation does not apply to foreign currency transactions including without limitation forward currency contracts.

Invest 25% or more of its assets in any one industry (excluding U.S. government securities).	Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States or any of their agencies, instrumentalities or political subdivisions; and (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction.	Borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

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As a matter of fundamental policy, the Acquired Fund may not:	As a matter of fundamental policy, the Acquiring Fund may not:
As a diversified portfolio, 75% of the assets of the Acquired Fund are represented by cash and cash items (including receivables), government securities, securities of other investment companies, and other securities which for purposes of this calculation are subject to the following fundamental limitations: (a) the Acquired Fund may not invest more than 5% of its total assets in the securities of any one issuer, and (b) the Acquired Fund may not own more than 10% of the outstanding voting securities of any one issuer. In addition, the Acquired Fund may not invest 25% or more of its assets in the securities of issuers in any one industry. For purposes of these policies and limitations, the Acquired Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus and undivided profits in excess of $100,000,000 at the time of investment to be “cash items.”	Purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (i) up to 25% of its total assets may be invested without regard to these limitations and (ii) the Acquiring Fund’s assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief.

The following highlights the differences in the Funds’ non-fundamental investment policies (policies that may be changed without a shareholder vote):

•

The Acquiring Fund may not sell securities short, except as permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. The Acquired Fund may not make short sales of securities or maintain a short position (excluding short sales if the Acquired Fund owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of equivalent kind and amount) if such short sales represent more than 25% of the Acquired Fund’s net assets (taken at market value); provided, however, that the value of the Acquired Fund’s short sales of securities (excluding U.S. government securities) of any one issuer may not be greater than 2% of the value (taken at market value) of the Acquired Fund’s net assets or more than 2% of the securities of any class of any issuer.

•	The Acquired Fund may not enter into repurchase agreements providing for settlement in more than seven days after notice. The Acquiring Fund has no similar stated non-fundamental investment policy.

•

The Acquired Fund may not purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial and variation margin may be made in connection with the purchase, ownership, holding or sale of futures. The Acquiring Fund has no similar stated non-fundamental investment policy.

•	The Acquired Fund may not invest for the purpose of exercising control or management. The Acquiring Fund has no similar stated non-fundamental investment policy.

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•

The Acquired Fund may not purchase securities issued by any other investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker’s commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that securities of any investment company will not be purchased for the Acquired Fund if such purchase at the time thereof would cause (a) more than 10% of the Acquired Fund’s total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers; (b) more than 5% of the Acquired Fund’s total assets (taken at the greater of cost or market value) to be invested in any one investment company; or (c) more than 3% of the outstanding voting securities of any such issuer to be held for the Acquired Fund. The Acquiring Fund has no similar stated non-fundamental investment policy.

•

The Acquired Fund may not purchase securities of any issuer if such purchase at the time thereof would cause the Acquired Fund to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class, except that futures or option contracts shall not be subject to this restriction. The Acquiring Fund has no similar stated non-fundamental investment policy.

•

The Acquired Fund may not purchase or retain in the Acquired Fund’s portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or trustee of the Excelsior Trust, or is an officer or partner of the investment advisor of the Acquired Fund, if after the purchase of the securities of such issuer for the Acquired Fund one or more of such persons owns beneficially more than  1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than  1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value. The Acquiring Fund has no similar stated non-fundamental investment policy.

•

The Acquired Fund may not invest more than 5% of the Acquired Fund’s net assets in warrants (valued at the lower of cost or market). The Acquiring Fund has no similar stated non-fundamental investment policy.

For a complete list of each Fund’s investment policies, see each Fund’s Statement of Additional Information.

5.	What class of Acquiring Fund shares will shareholders receive if the Merger occurs?

If the Merger occurs, Shares Class and Institutional Shares Class shareholders of the Acquired Fund will receive Class Z shares of the Acquiring Fund. The Merger will not result in any substantive changes to shareholder rights regarding, or procedures for, purchases, redemptions or exchanges of shares, except that with respect to the purchase of shares, only eligible investors can invest in Class Z shares of the Acquiring Fund, whereas there are no similar purchase restrictions on Shares Class shares of the Acquired Fund. Shareholders of Shares Class shares and Institutional Shares Class shares of the Acquired Fund will be deemed to be eligible investors for purposes of their purchases of Class Z shares of the Acquiring Fund.

For more information on the Acquiring Fund’s current distribution, purchase, redemption and exchange policies and procedures, see Appendix D.

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6.	What are the expected federal income tax consequences of the Merger?

The Merger is expected to be tax-free to shareholders for federal income tax purposes, although this result is not free from doubt. This means that neither shareholders nor the Funds are expected to recognize a gain or loss directly as a result of the Merger. However, because the Merger will end the tax year of the Acquired Fund, it may accelerate distributions from the Acquired Fund to shareholders. Specifically, the Acquired Fund will recognize any net tax-exempt investment income, any net investment company taxable income (computed without regard to the deduction for dividends paid) and any net capital gains, including those realized on disposition of portfolio securities in connection with the Merger (after reduction by any available capital loss carryforwards), or net capital losses in the short tax year ending on the date of the Merger, and will declare and pay a distribution of such income and any such net capital gains remaining after reduction of any available capital loss carryforwards to its shareholders on or before that date.

A portion of the portfolio assets of the Acquired Fund may be sold in connection with the Merger. The actual tax effect of such sales will depend on the difference between the price at which such portfolio assets are sold and the Acquired Fund’s basis in such assets. Any capital gains recognized in these sales on a net basis will be distributed to the Acquired Fund’s shareholders as capital gain dividends (to the extent of net realized long-term capital gains distributed) and/or ordinary dividends (to the extent of net realized short-term capital gains distributed) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

The cost basis and holding period of shares in the Acquired Fund are expected to carry over to new shares in the Acquiring Fund. At any time prior to the consummation of the Merger, a shareholder may redeem shares, likely resulting in recognition of gain or loss to such shareholder for federal income tax purposes.

Certain other tax consequences are discussed below under “Federal Income Tax Consequences.”

7.	Who bears the expenses associated with the Merger?

The Acquiring Fund, the Acquired Fund and Columbia Management each may bear a portion of the out-of-pocket expenses associated with the Merger, as noted below. Out-of-pocket expenses associated with the Merger (“Merger Expenses”) include, but are not limited to: (1) the expenses associated with the preparation, printing and mailing of any shareholder communications, including the Prospectus/Proxy Statement, and any filings with the SEC and/or other governmental authorities in connection with the Merger; (2) the fees and expenses of any proxy solicitation firm retained in connection with the Merger; (3) the legal fees and expenses incurred by the Funds in connection with the Merger.

The methodology for determining the portions of the Merger Expenses to be borne by the Funds is as follows. The estimated Merger Expenses are first allocated to the Acquiring Fund or to the Acquired Fund. Estimated Merger Expenses that are specifically allocable to one Fund are allocated to that Fund (e.g., the costs of printing and mailing the Prospectus/Proxy Statement are allocated exclusively to the Acquired Fund). Estimated Merger Expenses that are not specifically allocable to either Fund are divided equally between the Funds. Each Fund will bear the estimated Merger Expenses allocated to it only to the extent of the anticipated reductions in ongoing expenses expected to be borne by that Fund over the first year following the Merger (the “Estimated First Year Savings”). Columbia Management bears the amount of estimated Merger Expenses allocated to a Fund, if any, that is in excess of the Fund’s Estimated First Year Savings.

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The estimated Merger Expenses to be borne by the Acquired Fund and the Acquiring Fund are approximately $40,864 and $75,070, respectively (each less than $0.01 per share based on shares outstanding as of May 31, 2007). As noted above, Shares Class shareholders of the Acquired Fund are expected to benefit from expense savings as a result of the Merger. Although Institutional Shares Class shareholders of the Acquired Fund are not expected to benefit from expense savings as a result of the Merger, they will bear a proportionate share of any Merger Expenses allocated to the Acquired Fund. Should the Merger fail to occur, Columbia Management will bear all Merger Expenses.

8.	Who is eligible to vote?

Shareholders of record on December 21, 2007 are entitled to attend and to vote at the Meeting and any adjourned session of the Meeting. All shareholders of the Acquired Fund, regardless of the class of shares held, will vote together as a single class on the proposal. Each whole share is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote. Shares represented by properly executed proxies, unless revoked before or at the Meeting, will be voted according to shareholder instructions. If a shareholder signs a proxy but does not fill in a vote, the shareholder’s shares will be voted to approve the Merger, and if any other business comes before the Meeting, the shareholder’s shares will be voted at the discretion of the persons named as proxies.

II.    PROPOSAL — MERGER OF THE ACQUIRED FUND INTO THE ACQUIRING FUND

The Proposal

Shareholders of the Acquired Fund are being asked to approve the Agreement and Plan of Reorganization, the form of which is attached as Appendix A to the Prospectus/Proxy Statement. By approving the Agreement and Plan of Reorganization, shareholders are approving the merger of the Acquired Fund into the Acquiring Fund.

Principal Investment Risks

What are the principal investment risks of the Acquiring Fund, and how do they compare with those of the Acquired Fund?

The principal investment risks associated with the Acquiring Fund and the Acquired Fund generally are similar because the Funds have similar investment objectives and principal investment strategies. Because the Acquiring Fund may invest in foreign securities to a greater extent than the Acquired Fund, it may be subject to greater foreign securities risk and currency risk. The actual risks of investing in each Fund depend on the securities held in each Fund’s portfolio and on market conditions, both of which change over time. Both Funds are subject to low and below investment grade securities risk, investment strategy risk, market risk, credit risk, interest rate risk, currency risk, foreign securities risk, derivatives risk and emerging market securities risk, each of which is described below.

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Low and Below Investment Grade Securities Risk—The Fund invests in debt securities with the lowest investment grade rating (e.g., BBB by Standard & Poor’s or Fitch) or that are below investment grade (e.g., BB or below by Standard & Poor’s or Fitch). These securities are more speculative than securities with higher ratings, and tend to be more sensitive to credit risk, particularly during a downturn in the economy, which is more likely to weaken the ability of the issuers to make principal and interest payments on these securities than is the case for higher-rated securities. These securities typically pay a premium—a high interest rate or yield—because of the increased risk of loss of value, including default. These securities also are generally less liquid than higher-rated securities. The securities ratings provided by Moody’s Investors Service, Standard & Poor’s and Fitch are based on analyses by these ratings agencies of the credit quality of the securities and may not take into account every risk related to whether interest or principal will be timely repaid.

Investment Strategy Risk—The Fund’s advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective. Investment decisions made by the advisor in using these strategies may not produce the returns expected by the advisor, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

Market Risk—Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, among other factors. In general, equity securities tend to have greater price volatility than debt securities.

Credit Risk—Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default.

Interest Rate Risk—The Fund invests in debt securities and so is subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but will affect the value of the Fund’s shares. Interest rate risk is generally greater for debt securities with longer maturities/durations.

Currency Risk—The Fund invests in securities denominated in different currencies. If the value of a foreign currency were to decline against the U.S. dollar, such decline would reduce the U.S. dollar value of any securities held by the Fund denominated in that currency.

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Foreign Securities Risk—Foreign securities are subject to special risks as compared to securities of U.S. issuers. For example, foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities denominated in foreign currencies, or in U.S. dollars, without a change in the intrinsic value of those securities. Foreign securities may be less liquid than domestic securities so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial fees and other fees are also generally higher for foreign securities. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose potentially confiscatory withholding taxes, which could reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls; and accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies.

Derivatives Risk—Derivatives are financial contracts whose values are based on (or “derived” from) traditional securities (such as a stock or bond), assets (such as a commodity like gold), reference rates (such as LIBOR) or market indices (such as the S&P 500® Index). Derivatives involve special risks and may result in losses. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying security. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility. The use of derivatives may also increase the amount of taxes payable by shareholders. Other risks arise from the Fund’s potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. The use of derivatives also involves the risk of mispricing or improper valuation, the risk of ambiguous documentation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying security, asset, reference rate or index. The Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether. For more information on the risks of derivative investment and strategies, see the SAI.

Emerging Market Securities Risk—The Fund invests in securities issued by companies in emerging market countries, like those in Eastern Europe, the Middle East, Asia or Africa. These securities are more likely to have greater exposure to the risks of investing in foreign securities that are described in “Foreign Securities Risk.” In addition, these countries are more likely to experience instability resulting, for example, from rapid social, political and economic development. Their economies are usually less mature and their securities markets are typically less developed with more limited trading activity than more developed countries. Emerging market securities tend to be more volatile than securities in more developed markets. Many of these countries are heavily dependent on international trade, which makes them more sensitive to world commodity prices and economic downturns in other countries. Some emerging market countries have a higher risk of currency devaluations, and some of these countries may experience periods of high inflation or rapid changes in inflation rates.

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In addition to the risks described above, the Acquiring Fund is subject to the following additional principal investment risks: changing distribution levels risk, convertible securities risk, liquidity risk, and reinvestment risk, each of which is described below. While these additional risks may also be risks of the Acquired Fund, they are not stated as principal investment risks of the Acquired Fund.

Changing Distribution Levels Risk—The amount of the distributions paid by the Fund generally depends on the amount of income and/or dividends received by the Fund on the securities it holds. The Fund may not be able to pay distributions or may have to reduce its distribution level if the income and/or dividends the Fund receives from its investments decline.

Convertible Securities Risk—Convertible securities are subject to the usual risks associated with debt securities, such as interest rate risk and credit risk. Convertible securities also react to changes in the value of the common stock into which they convert, and are thus subject to market risk. Because the value of a convertible security can be influenced by both interest rates and market movements, a convertible security generally is not as sensitive to interest rates as a similar debt security, and generally will not vary in value in response to other factors to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities would typically be paid before the company’s common stockholders but after holders of any senior debt obligations of the company. The Fund may be forced to convert a convertible security before it otherwise would choose to do so, which may decrease the Fund’s return.

Liquidity Risk—Illiquid securities are securities that cannot be readily disposed of in the normal course of business. There is a risk that the Fund may not be able to sell such securities at the time it desires, or that it cannot sell such securities without adversely affecting their price.

Reinvestment Risk—Income from the Fund’s debt investments will decline if and when the Fund invests the proceeds from matured, traded or called securities in securities with lower interest rates.

Information about the Merger

Shares that Shareholders Will Receive

If the Merger occurs, Shares Class and Institutional Shares Class shareholders of the Acquired Fund will receive Class Z shares of the Acquiring Fund. As compared to the Acquired Fund shares currently owned by shareholders, the Acquiring Fund shares that shareholders will receive will have the following characteristics:

•

They will have an aggregate net asset value equal to the aggregate net asset value of a shareholder’s current shares as of the business day before the closing of the Merger. The net asset value of a shareholder’s current shares will reflect the expenses of the Merger allocated to the Acquired Fund.

•

They will entitle shareholders to rights generally similar to those currently enjoyed by shareholders of the Acquired Fund, but as shareholders of the Acquiring Fund. Please see Appendix F to the Prospectus/Proxy Statement for information regarding the differences between the rights of shareholders of the Acquiring Fund and shareholders of the Acquired Fund.

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•

The Merger will not result in any substantive changes to procedures for purchasing, redeeming and exchanging shares, except that with respect to the purchase of shares, only eligible investors can invest in Class Z shares of the Acquiring Fund, whereas there are no similar purchase restrictions on Shares Class shares of the Acquired Fund. Shareholders of Shares Class shares and Institutional Shares Class shares of the Acquired Fund will be deemed to be eligible investors for purposes of their purchases of Class Z shares of the Acquiring Fund. Please see Appendix D to the Prospectus/Proxy Statement for more information about the current procedures for purchasing, redeeming and exchanging shares of the Acquiring Fund.

•

An investor’s account in the Acquiring Fund will be subject to the Acquiring Fund’s small account policy. Under this policy, an investor’s account in the Acquiring Fund generally will be subject to a $20 annual fee if the value of that account (treating each account of the Acquiring Fund owned by the investor separately from any other account of the Acquiring Fund owned by such investor) falls below the applicable minimum initial investment requirement. Also under this policy, the Acquiring Fund will generally automatically sell an investor’s shares if the value of an account falls below $250. Additional information about the Acquiring Fund’s small account policy, including exceptions to the small account policy, and applicable investment minimums is described in Appendix D. The Acquired Fund has no similar small account policy.

•	The account options a shareholder has selected for handling distributions from the Acquired Fund will not change as a result of the Merger.

•

Shares of the Acquired Fund accrue dividends based on the “exclude” methodology (shareholders begin earning dividends on the day after the fund receives payment for their shares, and continue to earn dividends through the day the redemption of such shares settles) while shares of the Acquiring Fund accrue dividends based on the “include” methodology (so shareholders begin earning dividends on the day the fund receives payment for their shares, and continue to earn dividends through the day before the day the redemption of such shares settles). As a result, shareholders of the Acquired Fund may receive dividends on one less day as a result of the Merger.

Capitalization

Information concerning the capitalization of each Fund is contained in Appendix C to the Prospectus/Proxy Statement.

Reasons for the Merger and Trustees’ Considerations

The Board, including all trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Excelsior Trust, based upon its evaluation of the information presented to it, and in light of its fiduciary duties under federal and state law, determined on behalf of the Acquired Fund that the Merger would be in the best interests of the Acquired Fund’s shareholders and that the interests of existing shareholders in the Acquired Fund would not be diluted as a result of the Merger. The Board has unanimously approved the Agreement and Plan of Reorganization and the Merger, and recommends that Acquired Fund shareholders vote in favor of the Merger by approving the Agreement and Plan of Reorganization.

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Columbia Management proposed the Merger to the Board at a meeting held on September 27-28, 2007. At the meeting, the Board (with the advice and assistance of independent counsel) considered, among other things, in no order of priority:

1.	the Merger as part of Columbia Management’s overall effort to consolidate the Excelsior Funds into the Columbia family of funds;

2.	various potential shareholder benefits of the Merger;

3.	various alternatives to the Merger, including the continued operation of the Acquired Fund and certain other funds as a separate fund complex and the possible liquidation of the Acquired Fund;

4.	the current asset level of the Acquired Fund and the combined pro forma asset level of the Acquiring Fund;

5.	the historical performance of the Acquired Fund and the Acquiring Fund (see “Performance Information” below), although no assurances were given that the Acquiring Fund would achieve any particular level of performance after the Merger;

6.	the investment objectives and principal investment strategies of the Funds;

7.	that holders of Shares Class shares of the Acquired Fund are expected to experience lower total and net operating expense ratios and that holders of Institutional Shares Class shares of the Acquired Fund are expected to experience higher total and net operating expense ratios as holders of Class Z shares of the Acquiring Fund for at least one year after the Merger;

8.	the anticipated tax-free nature of the exchange of shares in the Merger, and other expected U.S. federal income tax consequences of the Merger;

9.	the potential benefits of the Merger to Columbia Management and its affiliates;

10.	various aspects of the Merger and the Agreement and Plan of Reorganization;

11.	the fact that shareholders of the Acquired Fund will experience no substantive change in shareholder services as a result of the Merger; and

12.	that the costs associated with the Merger will be borne by the Acquired Fund and the Acquiring Fund only to the extent that Columbia Management anticipates a reduction in expenses to shareholders of such Fund in the first year following the Merger.

The Board also considered that the Funds have different boards as well as different (although affiliated) investment advisers. Additionally, the Funds have different outside legal counsel. The Board also considered, however, that many of the Funds’ service providers are identical. Both Funds have the same administrator and pricing and bookkeeping agent (Columbia Management), distributor (Columbia Management Distributors, Inc.), transfer agent (Columbia Management Services, Inc.) and custodian and fund accountant (State Street Bank and Trust Company).

If the Merger is approved by the shareholders, the transaction will combine the Acquired Fund’s assets with those of the Acquiring Fund, resulting in a combined portfolio that is larger than the Acquired Fund’s. Larger mutual funds often have more buying power (for example, they have greater opportunity to purchase round lots of securities) and generally are better able to diversify their portfolios.

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Columbia Management also believes that the Merger helps eliminate overlapping products within the Columbia Funds family. The Acquired Fund and the Acquiring Fund are both high yield funds and have similar investment objectives and principal investment strategies. Columbia Management believes that streamlining its product offerings in a particular asset segment will help to minimize investor confusion.

Regulatory Matters

Columbia Management and Columbia Management Distributors, Inc. (collectively, the “Columbia Group”) are subject to an Assurance of Discontinuance with the New York Attorney General (“NYAG”) (the “NYAG Settlement”) and a cease-and-desist order by the SEC (the “SEC Order”) on matters relating to mutual fund trading. The SEC Order and the NYAG Settlement are referred to collectively as the “Settlements.” In connection with Columbia Management providing services to the Columbia Funds, the Boards of Trustees of the Columbia Funds have agreed to conform to certain governance requirements, including the election of an independent board chair. Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay disgorgement and civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group’s applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant and independent fee consultant. The NYAG Settlement also, among other things, requires Columbia Management and its affiliates to reduce management fees for certain of the funds in the Columbia family of mutual funds and other mutual funds through November 30, 2009 and to make certain disclosures to investors relating to expenses. Please see Appendix D for more information.

Performance Information

The bar charts below show the percentage gain or loss in each calendar year (before taxes) for the 10-year (or since inception) period ended December 31, 2007 for Shares Class shares of the Acquired Fund and for Class Z shares of the Acquiring Fund. The bar charts should give a shareholder a general idea of how the Acquired Fund’s and the Acquiring Fund’s returns have varied from year to year. The bar charts include the effect of Fund expenses. The calculations of total returns assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, total returns would have been lower. Any expense reduction arrangements may be discontinued at any time after the end of their contract period. As with all mutual funds, past performance is not an indication of future results. No assurance can be given that the Acquiring Fund will achieve any particular level of performance after the Merger.

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Additional discussion of the manner of calculating total return is contained in each Fund’s Prospectus and Statement of Additional Information.

High Yield Fund

(Acquired Fund)

For period shown in bar chart:

Best quarter: 2nd quarter 2003, 14.26%

Worst quarter: 3rd quarter 2002, (11.44)%

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Columbia High Yield Opportunity Fund(1)

(Acquiring Fund)

For period shown in bar chart:

Best quarter: 2nd quarter 2003, 8.51%

Worst quarter: 4th quarter 2000, (7.88)%

(1)	Class Z is a newer class of shares. Its performance information includes returns of the Acquiring Fund’s Class A shares (the oldest existing share class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as distribution and service fees) between Class A shares and Class Z shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of Class Z shares would have been higher, because Class Z shares are not subject to any distribution and service fees. Class A shares were initially offered on October 21, 1971, and Class Z shares were initially offered on January 8, 1999.

The following tables list the average annual total return for the one-year, five-year and ten-year (or since inception) periods ended December 31, 2007 for Shares Class and Institutional Shares Class shares of the Acquired Fund and Class Z shares of the Acquiring Fund. After-tax returns are shown only for Shares Class shares and Class Z shares; after tax returns for other share classes will vary. These tables are intended to provide shareholders with some indication of the risks of investing in the Acquired Fund and the Acquiring Fund. Each table also includes the performance of one or more relevant broad-based market indices. The indices are not available for investment, are unmanaged and do not reflect deductions for sales charges, fees, brokerage commissions, taxes or other expenses of investing.

After-tax returns are calculated using the historical highest individual federal income tax rates and do not reflect the effect of state and local taxes. Actual after-tax returns depend on an investor’s tax situation, may differ from those shown and may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

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High Yield Fund (Acquired Fund)

Average Annual Total Returns — For Periods Ended December 31, 2007

	1 Year	5 Year	Since Inception(1)
Shares Class(%)
Return before taxes	-0.25	10.31	5.66
Return after taxes on distributions	-2.75	7.31	1.14
Return after taxes on distributions and sale of fund shares	-0.10	7.10	1.96
Institutional Shares Class(%)
Return before taxes	0.21	10.53	5.92
Merrill Lynch High Yield, Cash Pay Index(%)(2) (reflects no deduction for fees, expenses, or taxes)	2.17	10.57	7.84

(1)	Since October 31, 2000.
(2)	The Merrill Lynch High Yield, Cash Pay Index is an unmanaged index comprised of publicly placed, non-convertible, coupon bearing domestic debt. Issues in the index are less than investment grade as rated by S&P or Moody’s and must not be in default. Issues have a term to maturity of at least one year.

Columbia High Yield Opportunity Fund (Acquiring Fund)

Average Annual Total Returns — For Periods Ended December 31, 2007

	1 Year	5 Year	10 Year
Class Z(%)(1)
Return before taxes	1.14	9.86	3.88
Return after taxes on distributions	-1.44	6.88	0.50
Return after taxes on distributions and sale of shares	0.77	6.73	1.16
JPMorgan Global High Yield Index(%)(2) (reflects no deductions for fees, expenses or taxes)	2.89	10.95	5.94
Credit Suisse High Yield Index(%)(3) (reflects no deductions for fees, expenses or taxes)	2.65	10.97	6.10

(1)	Class Z is a newer class of shares. Its performance information includes returns of the Acquiring Fund’s Class A shares (the oldest existing share class) for periods prior to its inception. These returns have been adjusted to reflect that Class Z shares are sold without a sales charge. These returns have not been restated to reflect any differences in expenses (such as distribution and service fees) between Class A shares and Class Z shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of Class Z shares would have been higher, because Class Z shares are not subject to any distribution and service fees. Class A shares were initially offered on October 21, 1971, and Class Z shares were initially offered on January 8, 1999.
(2)	The Credit Suisse High Yield Index is a broad-based index that tracks the performance of high yield bonds.
(3)	The JPMorgan Global High Yield Index is designed to mirror the investable universe of the US dollar global high-yield corporate debt market, including domestic and international issues.

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Terms of the Agreement and Plan of Reorganization

If approved by the shareholders of the Acquired Fund and if all other conditions are satisfied, the Merger is expected to occur late in the first quarter of 2008. The following is a brief summary of the principal terms of the Agreement and Plan of Reorganization. Please review Appendix A to the Prospectus/Proxy Statement for more information regarding the Agreement and Plan of Reorganization.

•

The Acquired Fund will transfer all of the assets and liabilities attributable to each class of its shares to the Acquiring Fund in exchange for Class Z shares of the Acquiring Fund with an aggregate net asset value equal to the net value of the transferred assets and liabilities.

•

The assets of the Acquired Fund and the Acquiring Fund will be valued for purposes of the Merger as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the business day next preceding the closing date of the Merger (currently scheduled to occur late in the first quarter of 2008), using the valuation procedures of the Acquiring Fund.

•

The Class Z shares of the Acquiring Fund received by the Acquired Fund will be distributed to the shareholders of the Acquired Fund pro rata in accordance with their percentage ownership of Shares Class or Institutional Shares Class shares, as applicable, of the Acquired Fund in complete liquidation of the Acquired Fund.

•	After the Merger, the Acquired Fund’s affairs will be wound up in an orderly fashion and it will be terminated under state law.

•

The Merger requires approval by the Acquired Fund’s shareholders and satisfaction of a number of other conditions; the Merger may be terminated at any time with the approval of the Board and the board of trustees of the Columbia Trust.

Shareholders should be aware that the Merger as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes. However, the Merger will end the tax year of the Acquired Fund, likely accelerating taxable distributions from the Acquired Fund to shareholders. Shares may be redeemed at any time prior to the consummation of the Merger, likely resulting in the recognition of gain or loss to the redeeming shareholder for federal income tax purposes.

Federal Income Tax Consequences

The Merger is intended to be a tax-free reorganization for federal income tax purposes. For the Merger, Ropes & Gray LLP will deliver to the Acquiring Fund and to the Acquired Fund an opinion, and the closing of the Merger will be conditioned on receipt by the Funds of such opinion, to the effect that, on the basis of existing provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the Treasury regulations promulgated thereunder, current administrative rules, pronouncements, and court decisions, while the matter is not free from doubt, generally for federal income tax purposes:

•

the Merger will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

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•

under Sections 361 and 357 of the Code, no gain or loss will be recognized by the Acquired Fund upon the transfer of its assets to the Acquiring Fund in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the Acquired Fund’s liabilities, or upon the distribution of Acquiring Fund shares by the Acquired Fund to its shareholders in liquidation;

•

under Section 354 of the Code, no gain or loss will be recognized by shareholders of the Acquired Fund on the distribution of Acquiring Fund shares to them in exchange for their shares of the Acquired Fund;

•

under Section 358 of the Code, the aggregate tax basis of the Acquiring Fund shares that the Acquired Fund’s shareholders receive in exchange for their Acquired Fund shares will be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor;

•

under Section 1223(1) of the Code, an Acquired Fund shareholder’s holding period for the Acquiring Fund shares received will be determined by including the holding period for the Acquired Fund shares exchanged therefor, provided that at the time of the exchange the shareholder held the Acquired Fund shares as a capital asset;

•

under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon receipt of the assets transferred to the Acquiring Fund in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund;

•

under Section 362(b) of the Code, the Acquiring Fund’s tax basis in the assets that the Acquiring Fund receives from the Acquired Fund will be the same as the Acquired Fund’s tax basis in such assets immediately prior to such exchange;

•	under Section 1223(2) of the Code, the Acquiring Fund’s holding periods in such assets will include the Acquired Fund’s holding periods in such assets; and

•

The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Regulations thereunder.

The opinion will express no view with respect to the effect of the reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year or upon termination thereof or (ii) upon the transfer of such asset regardless of whether such a transfer would otherwise be a non-taxable transaction.

The opinion will be based on certain factual certifications made by officers of the Acquired Fund, the Acquiring Fund, the Excelsior Trust and the Columbia Trust and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the Merger will be as described above. The opinion will note and distinguish certain published precedent. There is no assurance that the Internal Revenue Service or a court would agree with the opinion.

Prior to the closing of the Merger, the Acquired Fund will, and the Acquiring Fund may, declare a distribution to shareholders that, together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to

26

the deduction for dividends paid), net tax-exempt income and net capital gain, including gain realized on disposition of portfolio securities in connection with the Merger (after reduction by any available capital loss carryforwards), if any, through the closing of the Merger. Such distributions may include amounts that are taxable to shareholders. Shareholders of the Acquired Fund will receive a proportionate share of any taxable gains realized by the Acquiring Fund but not distributed to its shareholders prior to the Merger when such gains are eventually distributed by the combined fund.

In addition, the unrealized capital gains, unrealized capital losses, and capital loss carryforwards of the combined fund are likely to be different, to a greater or lesser degree, from those of the Acquired Fund and the Acquiring Fund, respectively. Shareholders of either Fund may experience an increase in the shareholder’s proportionate share of unrealized capital gains or a decrease in the shareholder’s proportionate share of unrealized capital losses and/or capital loss carryforwards as a result of the Merger, which could accelerate the timing of taxable distributions to shareholders.

The Acquiring Fund’s ability to use the pre-Merger losses of either Fund to offset post-Merger gains of the combined fund may be limited as a result of the Merger due to the application of loss limitation rules under federal tax law. In addition, for five years beginning after the closing date of the Merger, the combined fund will not be allowed to offset gains “built in” to either Fund at the time of the Merger against capital losses (including capital loss carry forwards) built in to the other Fund. Moreover, for the taxable year ending after the closing date of the Merger, only that percentage of the Acquiring Fund’s capital gain net income for such taxable year (excluding capital loss carryforwards) as corresponds to the percentage of its year that remains following the Merger can be reduced by capital loss carryforwards (including as otherwise limited) of the Acquired Fund. The effect of these limitations, however, will depend on the amount of gains and losses in each Fund at the time of the Merger and at the close of each taxable year. As a result, under certain circumstances, the Acquired Fund shareholders could receive taxable distributions earlier than they would have had the Merger not occurred.

This description of the federal income tax consequences of the Merger is made without regard to the particular circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Merger, including the applicability and effect of state, local, non-U.S. and other tax laws.

THE BOARD UNANIMOUSLY RECOMMENDS APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION.

Required Vote for Proposal

Approval of the Agreement and Plan of Reorganization will require the affirmative vote of the holders of the lesser of (1) 67% or more of the Acquired Fund’s voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Acquired Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Acquired Fund. A vote of the shareholders of the Acquiring Fund is not needed to approve the Merger.

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III.    GENERAL

Voting Information

The Board is soliciting proxies from the shareholders of the Acquired Fund in connection with the Meeting, which has been called to be held at 2:00 p.m. Eastern time on March 14, 2008, at One Financial Center, Boston, Massachusetts 02111-2621. The meeting notice, the Prospectus/Proxy Statement and the Proxy Card are expected to be mailed to shareholders beginning on or about February 8, 2008.

Information about Proxies and the Conduct of the Meeting

Solicitation of Proxies. Proxies will be solicited primarily through the mailing of the Prospectus/Proxy Statement and its enclosures, but proxies also may be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of the Acquired Fund or by employees or agents of Columbia Management and its affiliated companies. In addition, Computershare Fund Services, 280 Oser Avenue, Hauppauge, NY 11788, has been engaged to assist in the solicitation of proxies, at an estimated cost of $2,167.

Voting Process. Shareholders can vote in any one of the following ways:

a.	By mail, by filling out and returning the enclosed Proxy Card;

b.	By phone, fax or Internet (see the enclosed Proxy Card for instructions); or

c.	In person at the Meeting.

Shareholders who owned shares on the record date, December 21, 2007, are entitled to vote at the Meeting and at any adjourned session of the Meeting. Each whole share is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote. If a shareholder chooses to vote by mail or by fax and such shareholder is an individual account owner, such shareholder should sign exactly as the name appears on the Proxy Card. Either owner of a joint account may sign the Proxy Card, but the signer’s name must match exactly the name that appears on the Proxy Card.

Quorum and Method of Tabulation. Shares represented by a duly executed proxy will be voted as instructed on the Proxy Card. If a proxy is executed, but no instructions are given, the proxy will be voted in favor of the proposal. A shareholder can revoke a proxy at any time prior to the Meeting by sending a signed, written letter of revocation to the Secretary of the Acquired Fund, by properly executing and submitting a later-dated proxy or by attending the Meeting and voting in person. Merely attending the Meeting without voting will not revoke a proxy.

Votes cast in person or by proxy at the Meeting will be counted by persons appointed by the Acquired Fund as tellers or inspectors of election for the Meeting (the “Tellers”). With respect to the Acquired Fund, thirty-three and one-third percent (33 1/ 3%) of the shares of the Acquired Fund entitled to vote, present in person or represented by proxy, constitutes a quorum for the transaction of business by the shareholders of the Acquired Fund at the Meeting. In determining whether a quorum is present, the Tellers will count shares represented by proxies that reflect abstentions and “broker non-votes” as

28

shares that are present and entitled to vote. Abstentions and broker non-votes will have the effect of a negative vote on the proposal. “Broker non-votes” are shares held by a broker or nominee as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares should be voted.

Underwriter Address. The address of the Funds’ principal underwriter, Columbia Management Distributors, Inc., is One Financial Center, Boston, Massachusetts 02111.

Share Ownership. Appendix B to the Prospectus/Proxy Statement lists the total number of shares of each class of shares of the Acquired Fund outstanding as of December 21, 2007 and entitled to vote at the Meeting. It also identifies holders of more than five percent of any class of shares of the Acquired Fund or Class Z shares of the Acquiring Fund, and contains information about the executive officers and trustees of the Acquired Fund and their shareholdings in the Acquired Fund.

Adjournments; Other Business. If a quorum is not present at the Meeting, or if the Acquired Fund has not received enough votes by the time of the Meeting to approve the proposal, the persons named as proxies or shareholders present at the Meeting may propose that the Meeting be adjourned one or more times to permit further solicitation of proxies. Any adjournment requires the affirmative vote of a majority of the total number of votes properly cast on the matter, whether or not a quorum is present. The persons named as proxies will vote in favor of any such adjournment all proxies that they are entitled to vote in favor of the proposal. They will vote against any such adjournment any proxy that directs them to vote against the proposal. They will not vote any proxy that directs them to abstain from voting on the proposal.

The Meeting has been called to transact any business that properly comes before it. The only business that management of the Acquired Fund intends to present or knows that others will present is the proposal. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, except when the Secretary of the Acquired Fund has previously received written instructions to the contrary from the shareholder entitled to vote the shares.

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Appendix A — Agreement and Plan of Reorganization

THIS AGREEMENT AND PLAN OF REORGANIZATION dated as of [•], 2008, is by and among Excelsior Funds Trust, Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. (each an “Acquired Company”), each on behalf of each series thereof identified in Exhibit A hereto as an Acquired Fund (each an “Acquired Fund”), Columbia Funds Series Trust I (the “Acquiring Trust”), on behalf of each series thereof identified in Exhibit A hereto as the corresponding Acquiring Fund (each an “Acquiring Fund”), and Columbia Management Advisors, LLC (“Columbia”).

This Agreement shall be treated as if each reorganization between an Acquired Fund and its corresponding Acquiring Fund contemplated hereby had been the subject of a separate agreement.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 361(a) and Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and any successor provision. The reorganization will consist of the transfer of all of the assets of each Acquired Fund attributable to each class of its shares in exchange for shares of the corresponding class of shares of the corresponding Acquiring Fund (the “Acquisition Shares”), and the assumption by each Acquiring Fund of the liabilities of the corresponding Acquired Fund and the distribution of the Acquisition Shares to the relevant shareholders of such Acquired Fund in liquidation of such Acquired Fund, all upon the terms and conditions set forth in this Agreement.

In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	TRANSFER OF ASSETS OF EACH ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ACQUISITION SHARES AND LIQUIDATION OF SUCH ACQUIRED FUND.

1.1.	Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein,

(a)	Each Acquired Fund will transfer and deliver to the corresponding Acquiring Fund, and each Acquiring Fund will acquire all the assets of the corresponding Acquired Fund as set forth in paragraph 1.2;

(b)	Each Acquiring Fund will assume all of the corresponding Acquired Fund’s liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise, in existence on the Closing Date (as defined in paragraph 1.2 hereof) (the “Obligations”), except that expenses of the reorganization contemplated hereby to be paid by the Acquired Fund pursuant to paragraph 9.2 shall not be assumed or paid by the Acquiring Fund; and

(c)	Each Acquiring Fund will issue and deliver to the corresponding Acquired Fund in exchange for the net assets attributable to each class of its shares a number of Acquisition Shares of the corresponding class (including fractional shares, if any) determined by dividing the value of such net assets, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquisition Share of the corresponding class computed in the manner and as of the time and date set forth in paragraph 2.2. Such transactions shall take place at the closing provided for in paragraph 3.1 (the “Closing”).

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1.2.	The assets of each Acquired Fund to be acquired by the corresponding Acquiring Fund shall consist of all cash, securities, dividends and interest receivable, receivables for shares sold and all other assets that are owned by the Acquired Fund on the closing date provided in paragraph 3.1 (the “Closing Date”) and any deferred expenses, other than unamortized organizational expenses, shown as an asset on the books of the Acquired Fund on the Closing Date. Each Acquiring Fund agrees that all rights to indemnification and all limitations of liability existing in favor of the applicable Acquired Company’s current and former trustee/directors and officers, acting in their capacities as such, under the applicable Acquired Company’s organizational documents as in effect as of the date of this Agreement or under any other agreement of the Acquired Fund shall survive the reorganization as obligations of the Acquiring Trust, on behalf of the Acquiring Fund, and shall continue in full force and effect, without any amendment thereto, and shall constitute rights which may be asserted against the Acquiring Trust, on behalf of the Acquiring Fund, its successors or assigns.

1.3.	As provided in paragraph 3.4, as soon after the Closing Date as is conveniently practicable (the “Liquidation Date”), each Acquired Fund will liquidate and distribute pro rata to its shareholders of record of each class of its shares, determined as of the close of business on the Valuation Date (as defined in paragraph 2.1), the Acquisition Shares of the corresponding class received by the Acquired Fund pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquisition Shares then credited to the account of each Acquired Fund on the books of the corresponding Acquiring Fund to open accounts on the share records of the corresponding Acquiring Fund in the names of the Acquired Fund’s shareholders and representing the respective pro rata number of Acquisition Shares due such shareholders. The Acquiring Fund shall not be obligated to issue certificates representing Acquisition Shares in connection with such exchange.

1.4.	With respect to Acquisition Shares distributable pursuant to paragraph 1.3 to an Acquired Fund shareholder holding a certificate or certificates for shares of the Acquired Fund, if any, on the Valuation Date, the Acquired Fund will not permit such shareholder to receive Acquisition Share certificates therefor, exchange such Acquisition Shares for shares of other investment companies, effect an account transfer of such Acquisition Shares or pledge or redeem such Acquisition Shares until such Acquired Fund shareholder has surrendered all his or her outstanding certificates for Acquired Fund shares or, in the event of lost certificates, posted adequate bond.

1.5.	As soon as practicable after the Closing Date, each Acquired Fund shall make all filings and take all other steps as shall be necessary and proper to effect its complete dissolution under applicable state law. After the Closing Date, no Acquired Fund shall conduct any business except in connection with its dissolution.

2.	VALUATION.

2.1.

For the purpose of paragraph 1, the value of each Acquired Fund’s assets to be acquired by the corresponding Acquiring Fund hereunder shall be the value of such assets computed as of the close of regular trading on the New York Stock Exchange on the business day next preceding the Closing (such time and date being herein called the “Valuation Date”) using the valuation procedures set forth in the organizational documents of the corresponding Acquiring Fund

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and the then current prospectus or prospectuses or statement or statements of additional information of the corresponding Acquiring Fund (collectively, as amended or supplemented from time to time, the “Acquiring Fund Prospectus”), after deduction for the expenses of the reorganization contemplated hereby to be paid by the Acquired Fund pursuant to paragraph 9.2, and shall be certified by the Acquired Fund.

2.2.	For the purpose of paragraph 2.1, the net asset value of an Acquisition Share of each class shall be the net asset value per share computed as of the close of regular trading on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the organizational documents of the Acquiring Fund and the Acquiring Fund Prospectus.

3.	CLOSING AND CLOSING DATE.

3.1.	The Closing Date shall be on March 31, 2008, or on such other date as the parties may agree. The Closing shall be held at Columbia’s offices, One Financial Center, Boston, Massachusetts 02111 (or such other place as the parties may agree), at such time as the parties may agree.

3.2.	The portfolio securities of each Acquired Fund shall be made available by the Acquired Fund to the custodian for the corresponding Acquiring Fund (the “Custodian”), for examination no later than five business days preceding the Valuation Date. On the Closing Date, such portfolio securities and all the Acquired Fund’s cash shall be delivered by the Acquired Fund to the Custodian for the account of the corresponding Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department’s book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the Investment Company Act of 1940, as amended (the “1940 Act”) and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of “State Street Bank and Trust Company, custodian for [Acquiring Fund]”.

3.3.	In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of each Acquired Fund or the corresponding Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days of the Valuation Date, this Agreement may be terminated by either the Acquired Fund or the corresponding Acquiring Fund upon the giving of written notice to the other party.

3.4.

At the Closing, each Acquired Fund or its transfer agent shall deliver to the corresponding Acquiring Fund or its designated agent a list of the names and addresses of the Acquired Fund’s shareholders and the number of outstanding shares of each class of the Acquired Fund owned by each Acquired Fund shareholder, all as of the close of business on the Valuation Date, certified by any Vice President, Secretary or Assistant Secretary of the Acquired Fund.

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The Acquiring Trust will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that the Acquisition Shares issuable pursuant to paragraph 1.1 have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. On the Liquidation Date, each Acquiring Fund will provide to the corresponding Acquired Fund evidence satisfactory to the corresponding Acquired Fund that such Acquisition Shares have been credited pro rata to open accounts in the names of the corresponding Acquired Fund’s shareholders as provided in paragraph 1.3.

3.5.	At the Closing, each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and dissolution contemplated by paragraph 1.

4.	REPRESENTATIONS AND WARRANTIES.

4.1.	Each Acquired Fund represents and warrants the following to the corresponding Acquiring Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

(a)	Excelsior Funds Trust is a Delaware statutory trust that is duly organized, validly existing and in good standing under the laws of the State of Delaware, and each of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. is a Maryland corporation that is duly organized, validly existing and in good standing under the laws of the State of Maryland;

(b)	Each Acquired Company is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquired Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust or Articles of Incorporation, as applicable, of the applicable Acquired Company and the 1940 Act;

(c)	The Acquired Fund is not in violation in any material respect of any provision of its organizational documents or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which the Acquired Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

(d)	The Acquired Fund has no material contracts or other commitments (other than this Agreement and such other contracts as may be entered into in the ordinary course of its business) that if terminated may result in material liability to the Acquired Fund or under which (whether or not terminated) any material payments for periods subsequent to the Closing Date will be due from the Acquired Fund;

(e)	To the knowledge of the Acquired Fund, except as has been disclosed in writing to the corresponding Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquired Fund, any of its properties or assets, or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

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(f)	The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments of the Acquired Fund, as of the last day of and for its most recently completed fiscal year, audited by PricewaterhouseCoopers LLP (and, if applicable, an unaudited statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments for any subsequent semiannual period following the most recently completed fiscal year), copies of which have been furnished to the corresponding Acquiring Fund, fairly reflect the financial condition and results of operations of the Acquired Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquired Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets and liabilities referred to above or those incurred in the ordinary course of its business since the last day of the Acquired Fund’s most recently completed fiscal year;

(g)	Since the last day of the Acquired Fund’s most recently completed fiscal year, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness, except as disclosed in writing to the corresponding Acquiring Fund. For the purposes of this subparagraph (g), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

(h)	As of the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on such returns and reports or on any assessment received shall have been paid, or provisions shall have been made for the payment thereof, except for amounts that alone and in the aggregate would not reasonably be expected to have a material adverse effect. All of the Acquired Fund’s tax liabilities will have been adequately provided for on its books. To the best of the Acquired Fund’s knowledge, it will not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid;

(i)	The Acquired Fund meets the requirements of subchapter M of the Code for treatment as a “regulated investment company” within the meaning of Section 851 of the Code, and will continue meeting such requirements at all times through the Closing Date. The Acquired Fund has not at any time since its inception been liable for, and is not now liable for, any material income or excise tax pursuant to Section 852 or 4982 of the Code. The Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties that could be imposed thereunder;

(j)

Exhibit B hereto sets forth the authorized capital of the Acquired Fund. All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the

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Acquired Fund’s then current prospectus or prospectuses or statement or statements of additional information (collectively, as amended or supplemented from time to time, the “Acquired Fund Prospectus”)) by the Acquired Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. Except as set forth on Exhibit B hereto, no options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of common stock of the Acquired Fund are outstanding and none will be outstanding on the Closing Date;

(k)	The Acquired Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquired Fund Prospectus, except as previously disclosed in writing to the corresponding Acquiring Fund;

(l)	The execution, delivery and performance of this Agreement has been duly authorized by the trustees of the Acquired Fund, and, upon approval thereof by the required majority of the shareholders of the Acquired Fund, this Agreement will constitute the valid and binding obligation of the Acquired Fund enforceable in accordance with its terms except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(m)	The Acquisition Shares to be issued to the Acquired Fund pursuant to paragraph 1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund’s shareholders as provided in paragraph 1.3;

(n)	The information provided by the Acquired Fund for use in the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations as applicable thereto;

(o)	No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act and state securities or “Blue Sky” laws (which terms used herein shall include the laws of the District of Columbia and of Puerto Rico);

(p)

At the Closing Date, the Acquired Fund will have good and marketable title to its assets to be transferred to the corresponding Acquiring Fund pursuant to paragraph 1.1 and will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the corresponding Acquiring Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and liabilities and payment therefor as contemplated by this Agreement, the corresponding Acquiring Fund will acquire good and marketable title thereto and will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof, except as previously disclosed to the corresponding Acquiring Fund. As used in this Agreement, the term “Investments” shall mean the Acquired Fund’s investments shown on the schedule of its

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investments as of the date of its most recently completed fiscal year, referred to in subparagraph 4.1(f) hereof, as supplemented with such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Closing Date;

(q)	At the Closing Date, the Acquired Fund will have sold such of its assets, if any, as are necessary based on information provided by the corresponding Acquiring Fund and contingent on the accuracy of such information to assure that, after giving effect to the acquisition of the assets of the Acquired Fund pursuant to this Agreement, the Acquiring Fund will remain a “diversified company” within the meaning of Section 5(b)(1) of the 1940 Act and in compliance with such other mandatory investment restrictions as are set forth in the Acquiring Fund Prospectus, as amended through the Closing Date; and

(r)	No registration of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the corresponding Acquiring Fund or the Acquired Fund, except as previously disclosed by the Acquired Fund to the corresponding Acquiring Fund.

4.2.	Each Acquiring Fund represents and warrants the following to the corresponding Acquired Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

(a)	The Acquiring Trust is a Massachusetts business trust that is duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts;

(b)	The Acquiring Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquiring Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Acquiring Trust and the 1940 Act;

(c)	The Acquiring Fund Prospectus conforms in all material respects to the applicable requirements of the 1933 Act and the rules and regulations of the Securities and Exchange Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and there are no material contracts to which the Acquiring Fund is a party that are not referred to in such Prospectus or in the registration statement of which it is a part;

(d)	At the Closing Date, the Acquiring Fund will have good and marketable title to its assets;

(e)	The Acquiring Fund is not in violation in any material respect of any provisions of its organizational documents or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which the Acquiring Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

(f)

To the knowledge of the Acquiring Fund, except as has been disclosed in writing to the corresponding Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the

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Acquiring Fund, any of its properties or assets, or any person whom the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

(g)	The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments of the Acquiring Fund, as of the last day of and for its most recently completed fiscal year, audited by PricewaterhouseCoopers LLP (and, if applicable, an unaudited statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments for any subsequent semiannual period following the most recently completed fiscal year), copies of which have been furnished to the Acquired Fund, fairly reflect the financial condition and results of operations of the Acquiring Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets referred to above or those incurred in the ordinary course of its business since the last day of the Acquiring Fund’s most recently completed fiscal year;

(h)	Since the last day of the Acquiring Fund’s most recently completed fiscal year, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness, except as disclosed in writing to the Acquired Fund. For the purposes of this subparagraph (h), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

(i)	As of the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on such returns and reports or any assessments received shall have been paid, or provisions shall have been made for the payment thereof. All of the Acquiring Fund’s tax liabilities will have been adequately provided for on its books. To the best of the Acquiring Fund’s knowledge, it will not have not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid;

(j)

The Acquiring Fund has met the requirements of subchapter M of the Code for treatment as a “regulated investment company” within the meaning of Section 851 of the Code in respect of each taxable year since the commencement of operations, and will continue to meet such requirements at all times through the Closing Date. The Acquiring Fund has not at any time since its inception been liable for, nor is it now liable for, any material income or excise tax pursuant to Section 852 or 4982 of the Code. The Acquiring Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and

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redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties that could be imposed thereunder;

(k)	Exhibit C hereto sets forth the authorized capital of the Acquiring Fund. All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. Except as set forth on Exhibit C hereto, no options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of common stock of the Acquiring Fund are outstanding and none will be outstanding on the Closing Date;

(l)	The Acquiring Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquiring Fund Prospectus;

(m)	The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes the valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(n)	The Acquisition Shares to be issued and delivered to the corresponding Acquired Fund pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued shares in the Acquiring Fund, and will be fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Fund, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof;

(o)	The information to be furnished by the Acquiring Fund for use in the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto; and

(p)	No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and state securities or “Blue Sky” laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

5.	COVENANTS OF EACH ACQUIRED FUND AND THE CORRESPONDING ACQUIRING FUND.

Each Acquired Fund and the corresponding Acquiring Fund hereby covenants and agrees with the other as follows:

5.1.	Each Acquiring Fund and each Acquired Fund will each operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include regular and customary periodic dividends and distributions.

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5.2.	Each Acquired Fund will call a meeting of its shareholders to be held prior to the Closing Date to consider and act upon this Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

5.3.	In connection with each Acquired Fund shareholders’ meeting referred to in paragraph 5.2, the corresponding Acquiring Fund will prepare a Prospectus/Proxy Statement for such meeting, to be included in a Registration Statement on Form N-14 (the “Registration Statement”), which the corresponding Acquiring Fund will prepare and file for registration under the 1933 Act of the Acquisition Shares to be distributed to each Acquired Fund’s shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act.

5.4.	The information to be furnished by each Acquired Fund for use in the Registration Statement and the information to be furnished by the corresponding Acquiring Fund for use in the Prospectus/Proxy Statement, each as referred to in paragraph 5.3, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations thereunder applicable thereto.

5.5.	Each Acquiring Fund will advise the corresponding Acquired Fund promptly if at any time prior to the Closing Date the assets of such Acquired Fund include any securities that the Acquiring Fund is not permitted to acquire.

5.6.	Subject to the provisions of this Agreement, the Acquired Fund and the corresponding Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to the other party’s obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

5.7.	Each Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or “Blue Sky” laws as it may deem appropriate in order to continue its operations after the Closing Date.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRED FUND.

The obligation of each Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the corresponding Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

6.1.	The corresponding Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in its name by its President or a Vice President and its Treasurer or an Assistant Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the corresponding Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the corresponding Acquiring Fund has complied with all the covenants and agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to the Closing Date.

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6.2.	The Acquired Fund shall have received a favorable opinion of Ropes & Gray LLP, dated the Closing Date and in a form satisfactory to the Acquired Fund, to the following effect:

(a)	The Acquiring Trust is a Massachusetts business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquiring Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and Bylaws of the Acquiring Trust;

(b)	This Agreement has been duly authorized, executed and delivered on behalf of the corresponding Acquiring Fund and, assuming the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 comply with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Acquired Fund, is the valid and binding obligation of the corresponding Acquiring Fund enforceable against the corresponding Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(c)	The corresponding Acquiring Fund has the power to assume the liabilities to be assumed by it hereunder and upon consummation of the transactions contemplated hereby the corresponding Acquiring Fund will have duly assumed such liabilities;

(d)	The Acquisition Shares to be issued for transfer to the Acquired Fund’s shareholders as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and fully paid and nonassessable shares in the corresponding Acquiring Fund, and no shareholder of the corresponding Acquiring Fund has any preemptive right of subscription or purchase in respect thereof;

(e)	The execution and delivery of this Agreement did not, and the performance by the corresponding Acquiring Fund of its obligations hereunder will not, violate the corresponding Acquiring Fund’s organizational documents, or any provision of any agreement known to such counsel to which the corresponding Acquiring Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which such Acquiring Fund is a party or by which it is bound;

(f)	To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the corresponding Acquiring Fund of the transactions contemplated by this Agreement except such as may be required under state securities or “Blue Sky” laws or such as have been obtained;

(g)	Such counsel does not know of any legal or governmental proceedings relating to the Acquiring Fund existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Registration Statement that are not described as required;

(h)	The Acquiring Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

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(i)	To the knowledge of such counsel, except as has been disclosed in writing to the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the corresponding Acquiring Fund or any of its properties or assets or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the corresponding Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated hereby.

6.3.	For the period beginning at the Closing Date and ending not less than six years thereafter, Columbia, its successors and assigns, shall provide, or cause to be provided, liability coverage at least comparable to the liability coverage currently applicable to both former and current trustees/directors and officers of each Acquired Company as of the date of this Agreement, covering the actions of such trustees/directors and officers of such Acquired Company for the period they served as such. Any related costs or expenses shall be borne by the applicable Acquired Company.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRING FUND.

The obligations of each Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the corresponding Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

7.1.	The corresponding Acquired Fund shall have delivered to the Acquiring Fund a certificate executed in its name by its President or a Vice President and its Treasurer or an Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the corresponding Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the corresponding Acquired Fund has complied with all the covenants and agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to the Closing Date;

7.2.	The Acquiring Fund shall have received a favorable opinion of Morgan, Lewis & Bockius LLP dated the Closing Date and in a form satisfactory to the Acquiring Fund, to the following effect:

(a)	Each Acquired Company is a Delaware statutory trust or Maryland corporation, as applicable, duly organized and validly existing under the laws of the State of Delaware or Maryland, respectively, and has power to own all of its properties and assets and to carry on its business as presently conducted, and the corresponding Acquired Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust or Articles of Incorporation, respectively, and Bylaws of such Acquired Company;

(b)

This Agreement has been duly authorized, executed and delivered on behalf of the corresponding Acquired Fund and, assuming the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 comply with applicable federal securities laws

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and assuming the due authorization, execution and delivery of this Agreement by the Acquiring Fund, is the valid and binding obligation of the corresponding Acquired Fund enforceable against the corresponding Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(c)	The corresponding Acquired Fund has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby, the corresponding Acquired Fund will have duly transferred such assets to the Acquiring Fund;

(d)	The execution and delivery of this Agreement did not, and the performance by the corresponding Acquired Fund of its obligations hereunder will not, violate the corresponding Acquired Fund’s organizational documents or any provision of any agreement known to such counsel to which the corresponding Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which the corresponding Acquired Fund is a party or by which it is bound;

(e)	To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the corresponding Acquired Fund of the transactions contemplated by this Agreement, except such as have been obtained;

(f)	Such counsel does not know of any legal or governmental proceedings relating to the corresponding Acquired Fund existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Prospectus/Proxy Statement that are not described as required;

(g)	Each Acquired Company is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

(h)	To the knowledge of such counsel, except as has been disclosed in writing to the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the corresponding Acquired Fund or any of its properties or assets or any person whom the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the corresponding Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated thereby.

7.3.

Prior to the Closing Date, the corresponding Acquired Fund shall have declared a dividend or dividends which, together with all previous dividends, shall have the effect of distributing (i) all of the excess of (x) the corresponding Acquired Fund’s interest income excludable from gross income under Section 103 of the Code over (y) the corresponding Acquired Fund’s deductions disallowed under Sections 265 or 271 of the Code and (ii) all of the corresponding Acquired Fund’s investment company taxable income as defined in Section 852 of the Code (in each case computed without regard to any deduction for dividends paid) for its taxable years ending

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on or after [[INSERT DATE]], and on or prior to the Closing Date (computed without regard to any deduction for dividends paid), and all of its net capital gains realized (after reduction for any capital loss carryover) in each of its taxable years ending on or after [[INSERT DATE]], and on or prior to the Closing Date.

7.4.	The corresponding Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer (or Assistant Treasurer) of the corresponding Acquired Fund, as to the adjusted tax basis in the hands of the corresponding Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement.

7.5.	The custodian of the corresponding Acquired Fund shall have delivered to the Acquiring.

7.6.	Fund a certificate identifying all of the assets of the corresponding Acquired Fund held by such custodian as of the Valuation Date.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRED FUND AND THE CORRESPONDING ACQUIRING FUND.

The respective obligations of each Acquired Fund and the corresponding Acquiring Fund hereunder are subject to the further conditions that on or before the Closing Date:

8.1.	This Agreement and the transactions contemplated herein shall have received all necessary shareholder approvals at the meeting of shareholders of each Acquired Fund referred to in paragraph 5.2.

8.2.	On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby.

8.3.	All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Securities and Exchange Commission and of state “Blue Sky” and securities authorities) deemed necessary by the Acquired Fund or the corresponding Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except when failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquired Fund or the corresponding Acquiring Fund.

8.4.	The Registration Statement shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5.	The Acquired Fund shall have received a favorable opinion of Ropes & Gray LLP satisfactory to the Acquired Fund, and the corresponding Acquiring Fund shall have received a favorable opinion of Ropes & Gray LLP satisfactory to the corresponding Acquiring Fund, each substantially to the effect that, on the basis of existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules, pronouncements, and court decisions, while the matter is not free from doubt, generally for federal income tax purposes:

(a)	The transactions contemplated by this Agreement will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the

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corresponding Acquiring Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code;

(b)	No gain or loss will be recognized by the Acquired Fund (i) upon the transfer of its assets to the corresponding Acquiring Fund in exchange for the Acquisition Shares and the assumption by the corresponding Acquiring Fund of the liabilities of the Acquired Fund or (ii) upon the distribution of the Acquisition Shares by the Acquired Fund to its shareholders in liquidation, as contemplated in paragraph 1 hereof;

(c)	No gain or loss will be recognized by the corresponding Acquiring Fund upon receipt of the assets of the Acquired Fund in exchange for the assumption of liabilities and obligations and issuance of the Acquisition Shares as contemplated in paragraph 1 hereof;

(d)	The tax basis of the assets of the Acquired Fund acquired by the corresponding Acquiring Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the transfer;

(e)	The holding period of the assets of the Acquired Fund in the hands of the corresponding Acquiring Fund will include the period during which such assets were held by the Acquired Fund;

(f)	No gain or loss will be recognized by the Acquired Fund’s shareholders upon the exchange of all of their shares of the Acquired Fund for the Acquisition Shares;

(g)	The aggregate tax basis of the Acquisition Shares to be received by a shareholder of the Acquired Fund will be the same as the aggregate tax basis of the Acquired Fund’s shares exchanged therefor;

(h)	The Acquired Fund shareholder’s holding period for the Acquisition Shares to be received will include the period during which the Acquired Fund’s shares exchanged therefor were held, provided that such shareholder held the Acquired Fund’s shares as a capital asset on the date of the exchange; and

(i)	The corresponding Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

The opinion will be based on certain factual certifications made by officers of the Acquired Fund, the corresponding Acquiring Fund, the applicable Acquired Company and the Acquiring Trust and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the relevant reorganization will be as described above. The opinion will note and distinguish certain published precedent. There is no assurance that the Internal Revenue Service or a court would agree with the opinion.

Ropes & Gray LLP will express no view with respect to the effect of the reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year or upon termination thereof, or (ii) upon the transfer of such asset regardless of whether such a transfer would otherwise be a non-taxable transaction.

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8.6.	At any time prior to the Closing, any of the foregoing conditions of this Agreement may be waived jointly by the board of trustees/directors of the applicable Acquired Company and the Acquiring Trust, if, in their judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquired Fund or the corresponding Acquiring Fund.

9.	BROKERAGE FEES AND EXPENSES.

9.1.	Each Acquired Fund and corresponding Acquiring Fund represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2.	All fees paid to governmental authorities for the registration or qualification of the Acquisition Shares and all transfer agency costs related to the Acquisition Shares shall be allocated to the corresponding Acquiring Fund. All fees and expenses related to printing and mailing communications to Acquired Fund shareholders shall be allocated to the Acquired Fund. All of the other expenses of the transactions, including without limitation, accounting, legal and custodial expenses, contemplated by this Agreement shall be allocated equally between the Acquired Fund and the corresponding Acquiring Fund. The expenses detailed above shall be borne by the Fund to which they are allocated; except that Columbia shall bear such expenses to the extent such expenses exceed the anticipated reduction in expenses borne by the Fund’s shareholders over the first year following the reorganization. In the event the Closing does not occur, Columbia shall bear all such expenses.

10.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

10.1.	Each Acquired Fund and corresponding Acquiring Fund agrees that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2.	The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder except paragraphs 1.1, 1.2, 1.3, 1.5, 5.4, 5.6, 6.3, 9, 10, 13 and 14.

11.	TERMINATION.

11.1.	This Agreement may be terminated by the mutual agreement of each Acquired Fund and corresponding Acquiring Fund. In addition, either an Acquired Fund or the corresponding Acquiring Fund may at its option terminate this Agreement at or prior to the Closing Date because:

(a)	of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date;

(b)	a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met;

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(c)	any governmental authority of competent jurisdiction shall have issued any judgment, injunction, order, ruling or decree or taken any other action restraining, enjoining or otherwise prohibiting this Agreement or the consummation of any of the transactions contemplated herein and such judgment, injunction, order, ruling, decree or other action becomes final and non-appealable; provided that the party seeking to terminate this Agreement pursuant to this Section 11.1(c) shall have used its reasonable best efforts to have such judgment, injunction, order, ruling, decree or other action lifted, vacated or denied; or.

(d)	the difference between the per share net asset values of an Acquired Fund and its corresponding Acquiring Fund equals or exceeds $0.0015 on the Valuation Date, as computed by using market values in accordance with the policies and procedures established by the Acquiring Fund,

If the transactions contemplated by this Agreement have not been substantially completed by December 31, 2008, this Agreement shall automatically terminate on that date unless a later date is agreed to by both the Acquired Fund and the corresponding Acquiring Fund.

11.2.	If for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to any other party for any damages resulting therefrom, including without limitation consequential damages.

12.	AMENDMENTS.

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of each Acquired Fund and corresponding Acquiring Fund; provided, however, that following the shareholders’ meeting called by each Acquired Fund pursuant to paragraph 5.2 no such amendment may have the effect of changing the provisions for determining the number of the Acquisition Shares to be issued to shareholders of such Acquired Fund under this Agreement to the detriment of such shareholders without their further approval.

13.	NOTICES.

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Acquired Fund or the corresponding Acquiring Fund, One Financial Center, Boston, Massachusetts 02111, Attention: Secretary.

14.	HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; NON- RECOURSE.

14.1.	The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2.	This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

14.3.	This Agreement shall be governed by and construed in accordance with the domestic substantive laws of The Commonwealth of Massachusetts, without giving effect to any choice

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or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

14.4.	This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

14.5.	A copy of the Declaration of Trust of the Acquiring Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, agent or employee of the Acquiring Trust shall have any personal liability under this Agreement, and that insofar as it relates to any Acquiring Fund, this Agreement is binding only upon the assets and properties of such Acquiring Fund.

[Remainder of page intentionally left blank.]

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IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as a sealed instrument by its President, a Vice President or Treasurer and attested by its Secretary or Assistant Secretary.

EXCELSIOR FUNDS TRUST EXCELSIOR FUNDS, INC. EXCELSIOR TAX-EXEMPT FUNDS, INC. each on behalf of each Acquired Fund series thereof

By:
Name:
Title:

ATTEST:

By:
Name:
Title:

COLUMBIA FUNDS SERIES TRUST I on behalf of each Acquiring Fund

By:
Name:
Title:

ATTEST:

By:
Name:
Title:

Solely for purposes of Paragraphs 6.3 and 9.2 of the Agreement COLUMBIA MANAGEMENT ADVISORS, LLC

By:
Name:
Title:

EXHIBIT A

Acquired Fund (Share Classes)	Acquiring Fund (Share Classes)
Equity Income Fund	Columbia Dividend Income Fund
Retirement Shares Class	Class R
Shares Class	Class Z

High Yield Fund	Columbia High Yield Opportunity Fund
Institutional Shares Class	Class Z
Shares Class	Class Z

Long-Term Tax-Exempt Fund	Columbia Tax-Exempt Fund
Shares Class	Class Z

Real Estate Fund	Columbia Real Estate Equity Fund
Shares Class	Class Z

EXHIBIT B

Authorized Capital of each Acquired Fund

Acquired Fund	Authorized Capital
Equity Income Fund	Unlimited
High Yield Fund	Unlimited
Long-Term Tax-Exempt Fund	500,000,000
Real Estate Fund	500,000,000

EXHIBIT C

Authorized Capital of each Acquiring Fund

Acquiring Fund	Authorized Capital
Columbia Dividend Income Fund	Unlimited
Columbia High Yield Opportunity Fund	Unlimited
Columbia Real Estate Equity Fund	Unlimited
Columbia Tax-Exempt Fund	Unlimited

Appendix B—Fund Information

Shares of the Acquired Fund Outstanding and Entitled to Vote

The number of Shares Class and Institutional Shares Class shares of the Acquired Fund outstanding and entitled to vote as of December 21, 2007 was as follows:

Fund	Class	Number of Shares Outstanding and Entitled to Vote
Acquired Fund	Shares Class	16,576,090.283
	Institutional Shares Class	595,488.278

Ownership of Shares

As of December 21, 2007, the officers and trustees of the Columbia Trust, as a group, owned less than one percent of the then outstanding shares of the Acquiring Fund. As of December 21, 2007, the officers and trustees of the Excelsior Trust, as a group, owned less than one percent of the then outstanding shares of the Acquired Fund.

As of December 21, 2007, USTNY, a national banking association organized under the laws of the United States, 114 West 47th Street, New York, NY 10036, may be deemed to have “beneficially” owned 83.67% of the outstanding shares of the Acquired Fund. Atwell & Co. is the nominee for USTNY. Accordingly, USTNY may be considered to be a “controlling person” of the Acquired Fund. A controlling person’s vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Acquired Fund shareholders. Bank of America Corporation, a publicly-traded financial services corporation, is the ultimate parent company of USTNY.

As of December 21, 2007, the following shareholders of record each owned five percent or more of the outstanding shares of the noted class of shares of the noted Fund:

Fund and Class	Name and Address of Shareholder	Number of Outstanding Shares of Class Owned	Percentage of Outstanding Shares of Class Owned	Percentage of Outstanding Shares of Class Owned Upon Consummation of Merger*
High Yield Fund (Acquired Fund) Shares Class	Atwell & Co PO Box 456 Wall Street Station New York, NY 10005	12,410,849.653	74.87%	46.06%

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Fund and Class	Name and Address of Shareholder	Number of Outstanding Shares of Class Owned	Percentage of Outstanding Shares of Class Owned	Percentage of Outstanding Shares of Class Owned Upon Consummation of Merger*
	Charles Schwab & Co Inc Special Custody A/C For Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	1,431,522.185	8.64%	5.31%

	Atwell & Co PO Box 2044 Peck Slip Station New York, NY 10038	929,455.791	5.61%	3.45%

Institutional Shares Class	Atwell & Co PO Box 456 Wall Street Station New York, NY 10005	393,429.458	66.07%	1.46%

	Atwell & Co PO Box 2044 Peck Slip Station New York, NY 10038	123,600.059	20.76%	0.46%

	Atwell & Co PO Box 2044 Peck Slip Station New York, NY 10038	61,220.160	10.28%	0.23%

Columbia High Yield Opportunity Fund (Acquiring Fund) Class Z	Funds Accounting Bank of America NA Attn Joan Wray/ 411 N Akard Street Dallas, TX 75201-3307	7,396,602.930	75.07%	27.26%

*	Percentage owned assuming consummation of the Merger on December 21, 2007.

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Appendix C — Capitalization

The following table shows on an unaudited basis the capitalization of the Acquired Fund and the Acquiring Fund as of November 30, 2007, and on a pro forma combined basis, giving effect to the acquisition of the assets and liabilities of the Acquired Fund by the Acquiring Fund at net asset value as of that date:

	Excelsior High Yield Fund (Acquired Fund)	Columbia High Yield Opportunity Fund (Acquiring Fund)	Pro Forma Adjustments		Pro Forma Columbia High Yield Opportunity Fund (Acquiring Fund)(1)
Class A
Net asset value	$—	$224,713,219	$(48,859	)(2)	$224,664,360
Shares outstanding	—	51,535,576	—		51,535,576
Net asset value per share	$—	$4.36			$4.36
Class B
Net asset value	$—	$62,962,082	$(13,690	)(2)	$62,948,392
Shares outstanding	—	14,437,025	—		14,437,025
Net asset value per share	$—	$4.36			$4.36
Class C
Net asset value	$—	$17,198,649	$(3,740	)(2)	$17,194,909
Shares outstanding	—	3,943,638	—		3,943,638
Net asset value per share	$—	$4.36			$4.36
Class Z
Net asset value	$—	$40,383,887	$79,790,772	(2)(3)	$120,174,659
Shares outstanding	—	9,260,731	18,302,650	(3)	27,563,381
Net asset value per share	$—	$4.36			$4.36
Institutional Shares Class(4)
Net asset value	$3,328,486	$—	$(3,328,486)		$—
Shares outstanding	746,796	—	(746,796)		—
Net asset value per share	$4.46	$—			$—
Shares Class(4)
Net asset value	$76,511,931	$—	$(76,511,931)		$—
Shares outstanding	17,154,312	—	(17,154,312)		—
Net asset value per share	$4.46	$—			$—

(1)	Assumes the Merger was consummated on November 30, 2007 and is for information purposes only. No assurance can be given as to how many shares of the Acquiring Fund will be received by the shareholders of the Acquired Fund on the date the Merger takes place, and the foregoing should not be relied upon reflect the number of shares of the Acquiring Fund that actually will be received on or after such date.
(2)	Adjustments reflect one time proxy, accounting, legal and other costs of the Merger as approved by the Board and the board of trustees of the Columbia Trust of $40,864 and $75,070 to be borne by the Acquired Fund and the Acquiring Fund, respectively.
(3)	Includes net assets and shares from Institutional Shares Class and Shares Class shares. Institutional Shares Class and Shares Class shares will be exchanged for Class Z shares on the date of the Merger.
(4)	Institutional Shares Class and Shares Class shares of the Acquired Fund are exchanged for Class Z shares of the Acquiring Fund based on the net asset value per share of the Acquiring Fund’s Class Z shares on the business day immediately preceding the Merger.

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Appendix D — Information Applicable to the Acquiring Fund

Below is information regarding the Acquiring Fund. All references to the Fund in this Appendix D refer to the Acquiring Fund

ADDITIONAL INVESTMENT STRATEGIES AND POLICIES

This section describes certain strategies and policies that the Fund may utilize in pursuit of its investment objective, and describes some additional factors and risks involved with investing in the Fund.

Changing the Fund’s Investment Objective and Policies

The Fund’s investment objective and certain of its investment policies can be changed without shareholder approval unless otherwise stated in the Prospectus/Proxy Statement or the Fund’s Statement of Additional Information (“SAI”). Shareholders vote on changes to other investment policies that are designated as fundamental in accordance with the requirements of the 1940 Act.

Investment Guidelines

As a general matter, unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding an investment standard, compliance with that percentage limitation or standard will be determined solely at the time of the Fund’s acquisition of the security or asset.

Holding Other Kinds of Investments

The Fund may hold investments that aren’t part of its principal investment strategies. These investments are described in the SAI. The Fund may choose not to invest in certain securities described in the Prospectus/Proxy Statement and in the SAI, although it has the ability to do so.

Investing in the Columbia Money Market Funds

The Fund may invest uninvested cash and cash collateral received in connection with its securities lending program in shares of the registered or unregistered money market funds advised by Columbia Management. Columbia Management and its affiliates receive fees from these funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Fund for services provided directly.

Lending Securities

The Fund may lend portfolio securities to approved broker/dealers or other financial intermediaries on a fully collateralized basis in order to earn additional income. The Fund may lose money from securities lending if, for example, it is delayed or prevented from selling the collateral after the loan is made or in recovering the securities loaned, or if it incurs losses on the reinvestment of cash collateral.

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Portfolio Holdings Disclosure

A description of Columbia Funds’ policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI. The Fund discloses its portfolio holdings on the Columbia Funds’ website, www.columbiafunds.com, as described below. Once posted, the portfolio holdings information will remain available on the website until at least the date on which such Fund files a Form N-CSR or Form N-Q (forms filed with the SEC that include portfolio holdings information) for the period that includes the date as of which the information is current.

The Fund’s complete portfolio holdings as of a fiscal quarter-end are disclosed approximately 60 calendar days after such quarter-end and the Fund’s largest 15 holdings as a percent of the Fund’s portfolio as of a month-end are disclosed approximately 15 calendar days after such month-end.

In addition, more current information concerning the Fund’s portfolio holdings as of specified dates may also be disclosed on the Columbia Funds’ website.

Investing Defensively

The Fund may from time to time take temporary defensive investment positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. The Fund may not achieve its investment objective while it is investing defensively.

Mailings to Households

In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, call 800.345.6611 or, if your shares are held through a financial intermediary, contact your intermediary directly.

Portfolio Turnover

A mutual fund that replaces, or turns over, more than 100% of its investments in a year is considered to have a high portfolio turnover rate. A high portfolio turnover can generate larger distributions of short-term capital gains to shareholders, which are generally taxable at higher rates than long-term capital gains for federal income tax purposes. A high portfolio turnover rate can also mean higher brokerage and other transaction costs, which could reduce a fund’s returns. In general, the greater the volume of buying and selling by a fund, the greater the impact that brokerage commissions will have on its returns. The Fund generally buys securities for capital appreciation, investment income or both. However, the Fund may sell securities regardless of how long they’ve been held. You’ll find the Fund’s historical portfolio turnover rates in Appendix E.

MANAGEMENT OF THE FUND

Primary Service Providers

Columbia Management, Columbia Management Distributors, Inc. (the “Distributor”) and Columbia Management Services, Inc. (the “Transfer Agent”), all affiliates of Bank of America, currently provide

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key services to the Fund and the other Columbia Funds, including investment advisory, distribution, administration, shareholder servicing and transfer agency, and are paid for providing these services. These service relationships are described below.

Columbia Management

Columbia Management is located at 100 Federal Street, Boston, MA 02110, and serves as investment advisor to over 100 Columbia Funds mutual fund portfolios. As of December 31, 2007, Columbia Management had assets under management of approximately $370.2 billion. Columbia Management is a registered investment advisor and an indirect, wholly owned subsidiary of Bank of America. Its management experience covers all major asset classes, including equity securities, fixed income securities and money market instruments. In addition to serving as investment advisor to mutual funds, Columbia Management acts as an investment manager for individuals, corporations, retirement plans, private investment companies and financial intermediaries.

Subject to oversight by the board of trustees of the Columbia Trust, Columbia Management manages the day-to-day operations of the Fund, determining what securities and other investments the Fund should buy or sell and executing the Fund’s portfolio transactions. Although Columbia Management is responsible for the investment management of the Fund, Columbia Management may delegate certain of its duties to one or more investment sub-advisors. Columbia Management may also use the research and other expertise of its affiliates and third parties in managing the Fund’s investments.

The Fund pays Columbia Management a fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of the Fund and is paid monthly. For the Fund’s most recent fiscal year, aggregate advisory fees paid to Columbia Management by the Fund amounted to 0.60% of average daily net assets of the Fund.

A discussion regarding the basis for the board’s approval of the Fund’s investment advisory agreement with Columbia Management is available in the Fund’s semi annual report to shareholders for the fiscal period ended November 30, 2006.

Sub-Advisor(s)

Columbia Management may engage an investment sub-advisor or sub-advisors to make the day-to-day investment decisions for the Fund. Columbia Management retains ultimate responsibility (subject to board oversight) for overseeing any sub-advisor it engages and for evaluating the Fund’s needs and available sub-advisors’ skills and abilities on an ongoing basis. Based on its evaluations, Columbia Management may at times recommend to the board that the Fund change, add or terminate one or more sub-advisors; continue to retain a sub-advisor even though the sub-advisor’s ownership or corporate structure has changed; or materially change a sub-advisory agreement with a sub-advisor. Applicable law requires the Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the board has approved the proposed action and believes that the action is in shareholders’ best interests. Columbia Management and the Columbia Funds have applied for relief from the SEC to permit the Fund to act on many of Columbia Management’s recommendations with approval only by the board and not by Fund shareholders. Columbia Management or the Fund would

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inform the Fund’s shareholders of any actions taken in reliance on this relief. Until Columbia Management and the Fund obtain this relief, the Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

At present, Columbia Management has not engaged any investment sub-advisor for the Fund.

Portfolio Managers

Information about Columbia Management’s portfolio managers who are primarily responsible for overseeing the Fund’s investments is shown in the table below. The SAI provides more information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of securities in the Fund.

Kevin L. Cronk

Service with the Fund since February 2003. Investment management experience since 1994.

Senior Vice President of Columbia Management, and Columbia Management associated since August 1999.

Thomas A. LaPointe

Service with the Fund since February 2003. Investment management experience since 1994.

Senior Vice President of Columbia Management, and Columbia Management associated since February 1999.

The Administrator

Columbia Management is responsible for overseeing the administrative operations of the Fund, including the general supervision of the Fund’s operations, coordination of the Fund’s service providers, and the provision of office facilities and related clerical and administrative services. The Fund pays Columbia Management a fee for its services, plus certain out-of-pocket expenses. Columbia Management does not currently receive any fees for the administrative services it provides the Fund.

The Distributor

Shares of the Fund are distributed by the Distributor, which is located at One Financial Center, Boston, MA 02111. The Distributor is a registered broker/dealer and an indirect, wholly owned subsidiary of Bank of America. The Distributor and its affiliates may pay commissions, distribution and service fees and/or other compensation to entities, including Bank of America affiliates, for selling shares and providing services to investors.

The Transfer Agent

The Transfer Agent is a registered transfer agent and an indirect, wholly owned subsidiary of Bank of America. The Transfer Agent is located at One Financial Center, Boston, MA 02111, and its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service. The Fund pays the Transfer Agent monthly fees on a per-account basis. Fees paid to the Transfer Agent include

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reimbursements for certain out-of-pocket expenses and sub-transfer agency fees, subject to certain limitations paid by the Transfer Agent on the Fund’s behalf.

  Other Roles and Relationships of Bank of America and its Affiliates — Certain Conflicts of Interest

As described in Management of the Fund—Primary Service Providers, Columbia Management, the Distributor and the Transfer Agent, all affiliates of Bank of America, provide various services to the Fund for which they are compensated. Bank of America and its affiliates may also provide other services to the Fund and be compensated for them.

Columbia Management and its affiliates may provide investment advisory and other services to other clients and customers substantially similar to those provided to the Fund. These activities, and other financial services activities of Bank of America and its affiliates, may present actual and potential conflicts of interest and introduce certain investment constraints.

Bank of America is a major financial services company, engaged in a broad range of financial activities beyond the mutual fund-related activities of Columbia Management, including, among others, commercial banking, investment banking, broker/dealer (sales and trading), asset management, insurance and other financial activities. These additional activities may involve multiple advisory, transactional, lending, financial and other interests in securities and other instruments, and in companies that issue securities and other instruments, which may be bought, sold or held by the Fund.

Conflicts of interest and limitations that could affect the Fund may arise from, for example, the following:

•	compensation and other benefits received by Columbia Management and other Bank of America affiliates related to the management/administration of the Fund and the sale of its shares;

•	the allocation of, and competition for, investment opportunities among the Fund and other funds and accounts advised/managed by Columbia Management and other Bank of America affiliates;

•	separate and potentially divergent management of the Fund and other funds and accounts advised/managed by Columbia Management and other Bank of America affiliates;

•	regulatory and other investment restrictions on investment activities of Columbia Management and other Bank of America affiliates and accounts advised/managed by them;

•	lending, investment banking and other relationships of Bank of America affiliates with companies and other entities in which the Fund invests; and

•	regulatory and other restrictions relating to the sharing of information between Bank of America and its affiliates, including Columbia Management, and the Fund.

Bank of America and its affiliates also provide a variety of products and services that, in some manner, may use the Fund and other Columbia Funds as investment options. For example:

•

the Columbia Funds are available as investments in connection with brokerage and other securities products offered by Banc of America Investment Services, Inc., an affiliated retail broker/dealer of Bank of America;

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•

the Columbia Funds are used as investments in connection with fiduciary, investment management and other accounts offered by U.S. Trust, Bank of America Private Wealth Management, as well as certain Columbia Funds structured as “funds of funds;” and

•	the Columbia Money Market Funds are offered as an investment option for a variety of cash “sweep” account programs offered by Bank of America and its affiliates.

The use of the Columbia Funds as investment options in connection with other products and services offered by Bank of America and its affiliates may introduce economic and other conflicts of interest of which you should be aware. These conflicts of interest are highlighted in sections of account documentation and other disclosure materials relating to these products and services, as well as in the SAI.

Columbia Management and Bank of America have adopted various policies and procedures that are intended to identify, monitor and address conflicts of interest. However, there is no absolute assurance that these policies, procedures and disclosures will be effective.

Additional information about Bank of America and the types of conflicts of interest and other matters referenced above is set forth in the Investment Advisory and Other Services—Other Roles and Relationships of Bank of America and Affiliates—Certain Conflicts of Interest section of the SAI, which is identified by the . Investors in the Fund should carefully review these disclosures and consult with their financial advisor if they have any questions.

Certain Legal Matters

On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) (“Columbia”) and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the “Distributor”) (collectively, the “Columbia Group”) entered into an Assurance of Discontinuance with the New York Attorney General (“NYAG”) (the “NYAG Settlement”) and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission (“SEC”) (the “SEC Order”) on matters relating to mutual fund trading.

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group’s applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above is being distributed in accordance with a distribution plan that was developed by an

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independent distribution consultant and approved by the SEC on April 6, 2007. Distributions under the distribution plan began in late June 2007.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the “MDL”). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court’s memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants’ motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 (“ICA”) and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption (“the CDSC Lawsuit”). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

In 2004, the Columbia Funds’ advisor and distributor and certain affiliated entities and individuals were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. Certain Columbia Funds were named as nominal defendants. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all

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claims by plaintiffs and entered final judgment in favor of the defendants. The plaintiffs appealed to the United States Court of Appeals for the First Circuit on December 30, 2005. A stipulation and settlement agreement dated January 19, 2007 was filed in the First Circuit on February 14, 2007, with a joint stipulation of dismissal and motion for remand to obtain district court approval of the settlement. That joint motion was granted and the appeal was dismissed. On March 6, 2007, the case was remanded to the District Court. The settlement, approved by the District Court on September 18, 2007, became effective October 19, 2007. Pursuant to the settlement, the funds’ adviser and/or its affiliates made certain payments, including plaintiffs’ attorneys’ fees and costs of notice to class members.

CHOOSING A SHARE CLASS

Description of the Share Class

Share Class Features

The Fund offers four classes of shares. Only Class Z shares are discussed in the Prospectus/Proxy Statement. Each share class has its own investment eligibility criteria, cost structure and other features. The following summarizes the primary features of the Class Z shares. Contact your financial advisor or Columbia Funds for more information about the Fund’s share classes and how to choose among them.

Class Z Shares
Eligible Investors and Minimum Initial Investments	Class Z shares are available only to certain eligible investors, which are subject to different minimum initial investment requirements. These minimum initial investment amounts range from $0 to $2,500. See Buying, Selling and Exchanging Shares—Opening an Account and Placing Orders for details.

Investment Limits	none

Conversion Features	none

Front-End sales Charges	none

Contingent Deferred Sales Charges	none

Distribution and Service Fees	none

FUNDamentals™

Selling and/or Servicing Agents

The terms “selling agent” and “servicing agent” refer to the financial intermediary that employs your financial advisor. Selling and/or servicing agents include, for example, brokerage firms, banks, investment advisors, third party administrators and other financial intermediaries, including affiliates of Bank of America, such as Banc of America Investment Services, Inc.

Financial Intermediary Compensation

The Distributor and Columbia Management may make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing/sales support

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services relating to the Columbia Funds. Such payments are generally based upon one or more of the following factors: average net assets of the Columbia Funds sold by the Distributor attributable to that intermediary, gross sales of the Columbia Funds distributed by the Distributor attributable to that intermediary, reimbursement of ticket charges (fees that an intermediary firm charges its representatives for effecting transactions in Fund shares) or a negotiated lump sum payment. While the financial arrangements may vary for each intermediary, the support payments to any one intermediary are generally between 0.05% and 0.35% (and 0.03% and 0.12% with regard to the Columbia Money Market Funds) on an annual basis for payments based on average net assets of the Fund attributable to the intermediary, and between 0.10% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Columbia Funds (other than the Columbia Money Market Funds) attributable to the intermediary.

The Distributor and Columbia Management may make payments in larger amounts or on a basis other than those described above when dealing with other affiliates of Bank of America. Such increased payments to the other Bank of America affiliate may enable the other Bank of America affiliate to offset credits that it may provide to customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customers’ investments in the Fund.

The Distributor and Columbia Management may also make payments to financial intermediaries, including other Bank of America affiliates, that provide shareholder services to retirement plans and other investment programs to compensate those intermediaries for services they provide to such programs, including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing.

These payments for shareholder servicing support vary by financial intermediary but generally are not expected, with certain limited exceptions, to exceed 0.35% of the average aggregate value of the Fund’s shares in any intermediary’s program on an annual basis for those classes of shares that pay a service fee pursuant to a plan under Rule 12b-1 under the 1940 Act, and 0.45% of the average aggregate value of the Fund’s shares in any intermediary’s program on an annual basis for those classes of shares that do not pay a service fee pursuant to a plan under Rule 12b-1 under the 1940 Act.

As of November 1, 2007, the board has authorized the Fund to reimburse the Transfer Agent for amounts paid to financial intermediaries that maintain assets in omnibus accounts, subject to an annual cap of 0.15% of the average aggregate value of the Fund’s shares maintained in such accounts. The amounts in excess of that reimbursed by the Fund are borne by the Distributor or Columbia Management. The Distributor and Columbia Management may make other payments or allow promotional incentives to broker/dealers to the extent permitted by SEC and Financial Industry Regulatory Authority (FINRA) rules and by other applicable laws and regulations.

Amounts paid by the Distributor and Columbia Management are paid out of the Distributor’s and Columbia Management’s own resources and do not increase the amount paid by you or the Fund. You can find further details about the payments made by the Distributor and Columbia Management and the services provided by financial intermediaries as well as a list of the intermediaries to which the Distributor and Columbia Management have agreed to make marketing support payments in the SAI. Your financial intermediary may charge you fees and commissions in addition to those described in the

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Prospectus/Proxy Statement. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants may have a financial incentive for recommending the Fund or a particular share class over others. See Management of the Fund—Other Roles and Relationships of Bank of America and its Affiliates—Certain Conflicts of Interest for more information.

BUYING, SELLING AND EXCHANGING SHARES

Share Price Determination

The price you pay or receive when you buy, sell or exchange shares is the Fund’s next determined net asset value (or NAV) per share for a given share class. The Fund calculates the net asset value per share for each class of the Fund at the end of each business day.

FUNDamentals™
NAV Calculation:

Each of the Funds’ share classes calculates its NAV as follows:

NAV	=	(Value of assets of the share class) - (Liabilities of the share class)
Number of outstanding shares of the class

The value of the Fund’s shares is based on the total market value of all of the securities and other assets that it holds as of a specified time. The prices reported on stock exchanges and other securities markets around the world are usually used to value securities in the Fund. The Fund uses the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less.

If a market price isn’t readily available, the Fund will determine the price of the security held by the Fund based on Columbia Management’s determination of the security’s fair value. A market price is considered not readily available if, among other circumstances, the most recent reported price is deemed unreliable. In addition, the Fund may use fair valuation to price securities that trade on a foreign exchange when a significant event has occurred after the foreign exchange closes but before the time at which the Fund’s share price is calculated. Foreign exchanges typically close before the time at which Fund share prices are calculated, and may be closed altogether on some days when the Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) those impacting a single issuer; (2) governmental action that affects securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. The Fund uses various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a security’s market price is readily available and, if not, the fair value of the security.

Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when the Fund uses fair valuation to price securities, it may value those securities higher or lower than another mutual fund. Also, the use of fair valuation may cause the Fund’s

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performance to diverge to a greater degree from the performance of various benchmarks used to compare the Fund’s performance because benchmarks generally do not use fair valuation techniques. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value ascribed to a particular security is accurate. The Fund has retained an independent fair valuation pricing service to assist in the fair valuation process for foreign securities. International markets are sometimes open on days when U.S. markets are closed, which means that the value of foreign securities owned by the Fund could change on days when Fund shares cannot be bought or sold.

Transaction Rules and Policies

Remember that sales charges may apply to your transactions. You should also ask your selling and/or servicing agent about its rules, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

Also remember that the Fund may refuse any order to buy or exchange shares. If this happens, we’ll return any money we’ve received, but no interest will be paid on that money.

Order Processing

Orders to buy, sell or exchange shares are processed on business days. Orders can be delivered by mail, by telephone or online. Orders received in “good form” by the Transfer Agent or your selling and/or servicing agent before the end of a business day will receive that day’s net asset value per share. Orders received after the end of a business day will receive the next business day’s net asset value per share. The business day that applies to your order is also called a trade date.

FUNDamentals™

Business Days

A business day is any day that the New York Stock Exchange (NYSE) is open. A business day ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time. If the NYSE closes early, the business day ends as of the time the NYSE closes. On holidays and other days when the NYSE is closed, a Fund’s net asset value is not calculated and the Fund does not accept buy or sell orders. However, the value of a Fund’s assets may still be affected on such days to the extent that the Fund holds foreign securities that trade on days that foreign markets are open.

“Good Form”

An order is in “good form” if the Transfer Agent or your selling and/or servicing agent has all of the information and documentation it deems necessary to effect your order. For example, when you sell shares by letter of instruction, “good form” means that your letter has (i) complete instructions and the signatures of all account owners, (ii) a Medallion signature guarantee for amounts equal to or greater than $100,000 and (iii) any other required documents completed and attached. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, call 800.345.6611.

Medallion Signature Guarantees

Qualified customers can obtain a Medallion signature guarantee from any financial institution— including commercial banks such as Bank of America, credit unions and broker/dealers—that

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participates in one of the three Medallion signature guarantee programs recognized by the SEC. These Medallion signature guarantee programs are the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP).

Written Transactions

Once you have an account, you can communicate written buy, sell and exchange orders to the Transfer Agent at the following address: Columbia Funds, c/o Columbia Management Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.

Telephone Transactions

Once you have an account, you can place orders to buy, sell or exchange by telephone depending on how you complete the telephone authorization section of your account application. To place orders by telephone, call 800.422.3737. Have your account number and taxpayer identification number (TIN) available when calling.

You can sell up to an aggregate of $100,000 of shares via the telephone in any 30-day period if you qualify for telephone orders.

Telephone orders may not be as secure as written orders. Columbia Funds will take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. However, the Fund and its agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.

Online Transactions

Once you have an account, contact Columbia Funds at 800.345.6611 for more information on account trading restrictions and the special sign-up procedures required for online transactions. The Transfer Agent has procedures in place to authenticate electronic orders you deliver through the internet. You will be required to accept the terms of an online agreement and establish and utilize a password in order to access online account services.

You can sell up to an aggregate of $100,000 of shares through the internet in any 30-day period if you qualify for internet orders.

Customer Identification Program

Federal law requires the Fund to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Fund may need to delay the date of your purchase or may be unable to open your

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account, which may result in a return of your investment monies. In addition, if the Fund is unable to verify your identity after your account is open, the Fund reserves the right to close your account or take other steps as deemed reasonable. The Fund shall not be held liable for any loss resulting from any purchase delay, application rejection or account closure due to a failure to provide proper identifying information.

Small Account Policy — Accounts Below $250

Columbia Funds generally will automatically sell your shares if the value of your account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below $250. If your shares are sold, the Transfer Agent will remit the sale proceeds to you. Any otherwise applicable CDSC will not be imposed on such automatic sale of your shares. The Transfer Agent will send you written notification in advance of any automatic sale, which will provide details on how you may avoid such automatic sale. Generally, you may avoid such automatic sale by raising your account balance, consolidating your accounts through an exchange of shares of another Columbia Fund in which you hold shares, or setting up a Systematic Investment Plan. Contact the Transfer Agent, review our website at www.columbiafunds.com, call 800.345.6611 or contact your financial advisor for more information. The automatic sale of shares of accounts valued at less than $250 is expected to take place in the second quarter of each calendar year.

Columbia Funds may also sell your shares if a financial intermediary tells us to sell your shares pursuant to arrangements made with you, and under certain other circumstances allowed under the 1940 Act.

Small Account Policy — Minimum Balance Fee

If the value of your account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee will be assessed through the automatic sale of shares in your account. Any otherwise applicable CDSC will not be imposed on such automatic sale of your shares. The Transfer Agent will reduce the expenses paid by the Fund by any amounts it collects from the assessment of this fee. For Funds that do not have transfer agency expenses against which to offset the amount collected through assessment of this fee, the fee will be paid directly to the Fund. The Transfer Agent will send you written notification in advance of assessing any fee, which will provide details on how you can avoid the imposition of such fee. Generally, you may avoid the imposition of such fee by raising your account balance, consolidating your accounts through an exchange of shares of another Columbia Fund in which you hold shares, or setting up a Systematic Investment Plan. Contact the Transfer Agent, review our website at www.columbiafunds.com, call 800.345.6611 or contact your financial advisor for more information.

Columbia Funds reserves the right to change the minimum investment requirements for any Fund. We also reserve the right to lower the account size trigger point for the minimum balance fee in any year or for any class of shares when we believe it is appropriate to do so in light of declines in the market value of Fund shares, sales loads applicable to a particular class of shares, or for other reasons.

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Exceptions to the Small Account Policy

The automatic sale of shares of accounts under $250 and the annual minimum balance fee described previously do not apply to shareholders of Class R shares or shareholders holding their shares through broker/dealer networked accounts; wrap fee and omnibus accounts; accounts with active Systematic Investment Plans or payroll deduction plans; accounts that were created by the automatic conversion of Class B shares to Class A shares or former Class G shares to Class T shares; and certain qualified retirement plans and health savings accounts. The automatic sale of shares of accounts under $250 does not apply to individual retirement plans.

Cash Flows

The timing and magnitude of cash inflows from investors buying Fund shares could prevent the Fund from always being fully invested. Conversely, the timing and magnitude of cash outflows to investors selling Fund shares could require large ready reserves of uninvested cash to meet shareholder redemptions. Either situation could adversely impact the Fund’s performance.

Excessive Trading Practices

Right to Reject or Restrict Share Transaction Orders—The Fund is intended for investors with long-term investment purposes and is not intended as a vehicle for frequent trading activity (market timing) that is excessive. Investors should transact in Fund shares primarily for investment purposes. The Board has adopted excessive trading policies and procedures that are designed to deter excessive trading by investors (the Excessive Trading Policies and Procedures). The Fund discourages and does not accommodate excessive trading.

The Fund reserves the right to reject, without any prior notice, any buy or exchange order for any reason, and will not be liable for any loss resulting from rejected orders. For example, the Fund may in its discretion restrict, reject or cancel a buy or exchange order even if the transaction is not subject to the specific exchange limitation described below if the Fund or its agents determine that accepting the order could interfere with efficient management of the Fund’s portfolio or is otherwise contrary to the Fund’s best interests. The Excessive Trading Policies and Procedures apply equally to buy or exchange transactions communicated directly to the Transfer Agent and to those received by selling and/or servicing agents.

Specific Buying and Exchanging Limitations—If the Fund detects that an investor has made two “material round trips” in any 28-day period, it will generally reject the investor’s future buy orders, including exchange buy orders, involving any Columbia Fund.

For these purposes, a “round trip” is a purchase or exchange into the Fund followed by a sale or exchange out of the Fund. A “material” round trip is one that is deemed by the Fund to be material in terms of its amount or its potential detrimental impact on the Fund. Independent of this limit, the Fund may, in its discretion, reject future buy orders by any person, group or account that appears to have engaged in any type of excessive trading activity.

These limits generally do not apply to automated transactions or transactions by registered investment companies that invest in the Fund using a “fund of funds” structure. These limits do not apply to payroll deduction contributions by retirement plan participants, transactions initiated by a

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retirement plan sponsor or certain other retirement plan transactions consisting of rollover transactions, loan repayments and disbursements, and required minimum distribution redemptions. They may be modified or rescinded for accounts held by certain retirement plans to conform to plan limits, for considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs. Accounts known to be under common ownership or control generally will be counted together, but accounts maintained or managed by a common intermediary generally will not be considered to be under common ownership or control. The Fund retains the right to modify these restrictions at any time without prior notice to shareholders.

Limitations on the Ability to Detect and Prevent Excessive Trading Practices—The Fund takes various steps designed to detect and prevent excessive trading, including daily review of available shareholder transaction information. However, the Fund receives buy, sell and exchange orders through financial intermediaries, and cannot always know or reasonably detect excessive trading that may be facilitated by financial intermediaries or by the use of the omnibus account arrangements they offer. Omnibus account arrangements are common forms of holding shares of mutual funds, particularly among certain financial intermediaries such as broker/dealers, retirement plans and variable insurance products. These arrangements often permit financial intermediaries to aggregate their clients’ transactions and accounts, and in these circumstances, the identity of the shareholders is often not known.

Some financial intermediaries apply their own restrictions or policies to underlying investor accounts, which may be more or less restrictive than those described here. This may impact the Fund’s ability to curtail excessive trading, even where it is identified. For these and other reasons, it is possible that excessive trading may occur despite the Fund’s efforts to detect and prevent it.

Although these restrictions and policies involve judgments that are inherently subjective and may involve some selectivity in their application, the Fund seeks to act in a manner that it believes is consistent with the best interests of shareholders in making any such judgments.

Risks of Excessive Trading—Excessive trading creates certain risks to the Fund’s long-term shareholders and may create the following adverse effects:

•	negative impact on the Fund’s performance;

•	potential dilution of the value of the Fund’s shares;

•

interference with the efficient management of the Fund’s portfolio, such as the need to maintain undesirably large cash positions, the need to use its line of credit or the need to buy or sell securities it otherwise would not have bought or sold;

•	losses on the sale of investments resulting from the need to sell securities at less favorable prices;

•	increased taxable gains to the Fund’s remaining shareholders resulting from the need to sell securities to meet sell orders; and

•	increased brokerage and administrative costs.

To the extent that the Fund invests significantly in foreign securities traded on markets that close before the Fund’s valuation time, it may be particularly susceptible to dilution as a result of excessive trading. Because events may occur after the close of foreign markets and before the Fund’s valuation

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time that influence the value of foreign securities, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of foreign securities as of the Fund’s valuation time. This is often referred to as price arbitrage. The Fund has adopted procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what the Fund believes to be the fair value of those securities as of its valuation time. To the extent the adjustments don’t work fully, investors engaging in price arbitrage may cause dilution in the value of the Fund’s shares held by other shareholders.

Similarly, to the extent that the Fund invests significantly in thinly traded high yield bonds (junk bonds) or equity securities of small-capitalization companies, because these securities are often traded infrequently, investors may seek to trade their shares in an effort to benefit from their understanding of the value of these securities. This is also a type of price arbitrage. Any such frequent trading strategies may interfere with efficient management of the Fund’s portfolio to a greater degree than would be the case for mutual funds that invest in highly liquid securities, in part because the Fund may have difficulty selling those portfolio securities at advantageous times or prices to satisfy large and/or frequent sell orders. Any successful price arbitrage may also cause dilution in the value of Fund shares held by other shareholders.

Opening an Account and Placing Orders

Columbia Funds encourages you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your selling and/or servicing agent. As described in Buying, Selling and Exchanging Shares—Transaction Rules and Policies, once you have an account you can also communicate your orders directly to the Transfer Agent by mail, by telephone or online.

BUYING SHARES

Eligible Investors: Class Z Shares

Once you have opened an account, you can buy Class Z shares in a lump sum, through our Systematic Investment Plan, by dividend diversification, by wire or by electronic funds transfer. Class Z shares are only available to the categories of eligible investors described below, each of which is subject to its own minimum initial investment requirements.

Minimum Initial Investments

There is no minimum initial investment in Class Z shares for the following categories of eligible investors:

•

Any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Columbia Management Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the funds of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the funds of Columbia Acorn Trust immediately prior to the distribution, transfer or rollover.

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•

Any health savings account sponsored by a third party platform, including those sponsored by Bank of America affiliates, and any omnibus group retirement plan for which a financial intermediary or other entity provides services and is not compensated by the Funds for those services, other than in the form of payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

•

Any investor participating in a wrap program sponsored by a financial intermediary or other entity that is paid an asset-based fee by the investor and that is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

The minimum initial investment in Class Z shares for the following categories of eligible investors is $1,000:

•

Any individual retirement plan (assuming the eligibility criteria below are met) or group retirement plan that is not held in an omnibus manner for which a financial intermediary or other entity provides services and is not compensated by the Funds for those services, other than in the form of payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

The minimum initial investment in Class Z shares for the following categories of eligible investors is $2,500:

•

Any client of Bank of America or one of its subsidiaries buying shares through an asset management company, trust, fiduciary, retirement plan administration or similar arrangement with Bank of America or the subsidiary.

•	Any investor buying shares through a Columbia Management state tuition plan organized under Section 529 of the Internal Revenue Code.

•

Any shareholder (as well as any family member of a shareholder or person listed on an account registration for any account of the shareholder) of another fund distributed by the Distributor (i) who holds Class Z Shares; (ii) who held Primary A shares prior to the share class redesignation of Primary A shares as Class Z shares that occurred on August 22, 2005; (iii) who holds Class A shares that were obtained by an exchange of Class Z shares; or (iv) who bought shares of certain mutual funds that were not subject to sales charges and that merged with another fund distributed by the Distributor.

•	Any trustee or director (or family member of a trustee or director) of a fund distributed by the Distributor.

•	Any employee (or family member of an employee) of Bank of America or one of its subsidiaries.

•

Any investor participating in an account offered by a financial intermediary or other entity that provides services to such an account, is paid an asset-based fee by the investor and is not compensated by the Funds for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent (each investor buying shares through a financial intermediary must independently satisfy the minimum Investment requirement noted above).

•

Any institutional investor who is a corporation, partnership, trust, foundation, endowment, institution, government entity, or similar organization, which meets the respective qualifications for an accredited investor, as defined under the Securities Act of 1933.

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•

Certain financial institutions and intermediaries, such as insurance companies, trust companies, banks, endowments, investment companies or foundations, buying shares for their own account, including Bank of America and its affiliates and/or subsidiaries.

Minimum Additional Investments

There is no minimum additional investment for Class Z shares.

Systematic Investment Plan

The Systematic Investment Plan allows you to make regular purchases in amounts of $50 or more via automatic transfers from your bank account to the Fund on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan.

Dividend Diversification

Generally, you may automatically invest distributions made by another Columbia Fund into the same class of shares (and in some cases certain other classes of shares) of the Fund at no additional sales charge. A sales charge may apply when you invest distributions made by a Columbia Fund that were not assessed a sales charge at the time of your initial purchase. Call Columbia Funds at 800.345.6611 for details.

Wire Purchases

You may buy Class Z shares of the Fund by wiring money from your bank account to your Fund account by calling the Transfer Agent at 800.422.3737.

Electronic Funds Transfer

You may buy Class Z shares of the Fund by electronically transferring money from your bank account to your Fund account by calling the Transfer Agent at 800.422.3737. An electronic funds transfer may take up to three business days to settle and be considered in “good form.” You must set up this feature by contacting the Transfer Agent prior to your request.

Other Purchase Rules You Should Know

•	Once the Transfer Agent or your selling and/or servicing agent receives your buy order in “good form,” your purchase will be made at the next calculated net asset value per share.

•	You generally buy Class Z shares at net asset value per share because no front-end sales charge applies to purchases of this share class.

•

The Fund reserves the right to cancel your order if it doesn’t receive payment within three business days of receiving your buy order. The Fund will return any payment received for orders that have been cancelled, but no interest will be paid on that money.

•	Selling and/or servicing agents are responsible for sending your buy orders to the Transfer Agent and ensuring that we receive your money on time.

•	Shares bought are recorded on the books of the Fund. The Fund doesn’t issue certificates.

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SELLING SHARES

When you sell your shares, the Fund is effectively buying them back from you. This is called a redemption.

Wire Redemptions

You may request that your Class Z shares sale proceeds be wired to your bank account by calling the Transfer Agent at 800.422.3737. You must set up this feature prior to your request. For shares sold by Fedwire, there is generally a fee of $7.50. The receiving bank may charge an additional fee. The Transfer Agent may waive the fee for certain accounts.

Electronic Funds Transfer

You may sell Class Z shares of the Fund and request that the proceeds be electronically transferred to your bank account by calling the Transfer Agent at 800.422.3737. It may take up to three business days for the sale proceeds to be received by your bank. You must set up this feature by contacting the Transfer Agent prior to your request.

Systematic Withdrawal Plan

The Systematic Withdrawal Plan lets you withdraw funds from your Class Z shares account any day of the month on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan. Your account balance generally must be at least $5,000 to set up the plan, but certain fee-based and wrap accounts are not subject to this requirement. If you set up the plan after you’ve opened your account, your signature must be Medallion guaranteed.

You can choose to receive your withdrawals via check or direct deposit into your bank account. You can cancel the plan by giving Columbia Funds 30 days notice in writing or by calling the Transfer Agent at 800.422.3737. It’s important to remember that if you withdraw more than your investment in the Fund is earning, you’ll eventually use up your original investment.

In-Kind Distributions

The Fund reserves the right to honor sell orders with in-kind distributions of portfolio securities instead of cash. In the event the Fund makes such an in-kind distribution, you may incur the brokerage and transaction costs associated with converting the portfolio securities you receive into cash. Also, the portfolio securities you receive may increase or decrease in value before you convert them into cash.

Other Redemption Rules You Should Know

•	Once the Transfer Agent or your selling and/or servicing agent receives your sell order in “good form,” your shares will be sold at the next calculated net asset value per share.

•

If you sell your shares directly through Columbia Funds, we will normally send the sale proceeds by mail or electronically transfer them to your bank account within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in “good form.”

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•

If you sell your shares through a selling agent, Columbia Funds will normally send the sale proceeds by Fedwire within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in “good form.”

•

If you paid for your shares by check or by wire transfer from your bank account as an Automated Clearing House (ACH) transaction, Columbia Funds will hold the sale proceeds when you sell those shares for up to 10 days after the trade date of the purchase.

•	No interest will be paid on uncashed redemption checks.

•

Columbia Funds can delay payment of the sale proceeds for up to seven days and may suspend redemptions and/or postpone payment of redemption proceeds when the NYSE is closed or during emergency circumstances as determined by the SEC.

•	Other restrictions may apply to retirement accounts. For information about these restrictions, contact your retirement plan administrator.

•	Also keep in mind Columbia Funds’ Small Account Policy, which is described above in Buying, Selling and Exchanging Shares—Transaction Rules and Policies.

EXCHANGING SHARES

You can generally sell shares of the Fund to buy shares of another Columbia Fund, in what is called an exchange. You should read the prospectus of, and make sure you understand the investment objective and principal investment strategies of, the Columbia Fund into which you are exchanging.

Systematic Exchanges

You may buy Class Z shares of the Fund by exchanging $100 or more each month from another Columbia Fund for shares of the same class of the Fund at no additional cost. Contact the Transfer Agent or your financial advisor to set up the plan. If you set up your plan to exchange more than $100,000 each month, you must have your signature Medallion guaranteed.

Exchanges will continue as long as your balance is sufficient to complete the systematic monthly transfers, subject to Columbia Funds’ Small Account Policy described above in Buying, Selling and Exchanging Shares—Transaction Rules and Policies. You may terminate the program or change the amount you would like to exchange (subject to the $100 minimum) by calling Columbia Funds at 800.345.6611. A sales charge may apply when you exchange shares of a Columbia Fund that were not assessed a sales charge at the time of your initial purchase.

The rules described below for making exchanges apply to systematic exchanges.

Other Exchange Rules You Should Know

•	Exchanges are made at net asset value.

•	You can generally make exchanges between like share classes of any Columbia Fund. Some exceptions apply.

•	The rules for buying shares of a Columbia Fund apply to exchanges into that Fund.

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•	You may make exchanges only into a Columbia Fund that is legally offered and sold in your state of residence.

•	You generally may make an exchange only into a Columbia Fund that is accepting investments.

•	The Fund may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

•	Unless your account is part of a tax-advantaged retirement plan, an exchange for shares of another Fund is a taxable event, and you may realize a gain or loss for tax purposes.

Same-Fund Exchange Privilege for Class Z Shares

Certain shareholders invested in a class of shares other than Class Z may become eligible to be invested in Class Z shares. Upon a determination of such eligibility, any such shareholders will be eligible to exchange their shares for Class Z shares of the same fund. No sales charges or other charges will apply to such an exchange. Ordinarily, shareholders will not recognize a gain or loss for federal income tax purposes upon such an exchange. Investors should contact their selling and/or servicing agents to learn more about the details of the Class Z shares exchange privilege.

DISTRIBUTIONS AND TAXES

Distributions to Shareholders

A mutual fund can make money two ways:

•	It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds, and dividends paid on common stocks.

•

A mutual fund can also have capital gain if the value of its investments increases. While a fund continues to hold an investment, any gain is unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than it originally paid. Capital gains are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term gains) or more than one year (long-term gains).

FUNDamentals™

Distributions

Mutual funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund’ s distributed income, including capital gain.

Reinvesting your distributions buys you more shares of a fund—which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you’ll earn more money if you reinvest your distributions rather than receive them in cash.

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The Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its net income (interest and dividends less expenses) and net capital gains so that the Fund won’t have to pay any federal income tax on undistributed income and gains. The Fund intends to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year. Normally, the Fund will declare and pay distributions of net investment income according to the following schedule:

Declaration and Distribution Schedule
Declarations	daily
Distributions	monthly

The Fund may, however, declare and pay distributions of net investment income more frequently.

Different share classes of the Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

The Fund generally pays cash distributions within five business days after the distribution was declared. If you sell all of your shares after the record date but before the payment date for a distribution, you’ll normally receive that distribution in cash within five business days after the sale was made.

The Fund will automatically reinvest distributions in additional shares of the same share class of the Fund unless you inform us you want to receive your distributions in cash. You can do this by writing Columbia Funds at the address on the back cover, or by calling us at 800.345.6611. No sales charges apply to the purchase or sale of such shares. Distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.

Unless you are investing through a tax-deferred retirement account (such as an IRA), you should consider avoiding buying Fund shares shortly before the Fund makes a distribution, because doing so can cost you money in taxes. This is because you will, in effect, receive part of your purchase price back in the distribution. This is known as “buying a dividend.” To avoid “buying a dividend,” check the Fund’s distribution schedule above before you invest. Similarly, if you buy shares of the Fund when it holds securities with unrealized capital gain, you will, in effect, receive part of your purchase price back if and when the Fund sells those securities and distributes the realized gain. This distribution is also subject to tax. The Fund may have, or may build up over time, high levels of unrealized capital gain. If you buy shares of the Fund when it has capital loss carryforwards, the Fund may have the ability to offset future capital gains realized by the Fund that otherwise would have been distributed to shareholders with such carryforwards, although capital loss carryforwards generally expire after eight taxable years and may be subject to substantial limitations.

Taxes and Your Investment

The Fund will send you a statement each year showing how much you’ve received in distributions in the prior year and the distributions’ character for federal income tax purposes. In addition, you should be aware of the following:

•	The Fund intends to qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the fund level on income and gains from

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investments that are distributed to shareholders. However, the Fund’s failure to qualify as a regulated investment company would result in fund level taxation, and consequently, a reduction in income available for distribution to you.

•	Distributions are usually taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund.

•

Distributions of the Fund’s ordinary income and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Fund’s net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long the Fund has owned the investments that generated them, rather than how long you have owned your shares.

•	The Fund expects that distributions will consist primarily of ordinary income.

•

For taxable years beginning on or before December 31, 2010, if you are an individual and you meet certain holding period and other requirements for your Fund shares, a portion of your distributions may be treated as “qualified dividend income.” Qualified dividend income is income attributable to the Fund’s dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends. The Fund does not expect a significant portion of Fund distributions to be derived from qualified dividend income.

•	For taxable years beginning on or before December 31, 2010, the maximum individual federal income tax rate on net long-term capital gain and qualified dividend income is 15%.

•

A sale or exchange of Fund shares is a taxable event. This includes redemptions where you are paid in securities. Your sales (including those paid in securities) and exchanges of Fund shares usually will result in a taxable capital gain or loss to you, equal to the difference between the amount you receive for your shares (or are deemed to have received in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held your Fund shares for more than one year at the time of sale or exchange. In certain circumstances, capital losses may be disallowed.

•

The Fund is required by federal law to withhold tax on any taxable distributions and sale proceeds paid to you (including amounts paid to you in securities and amounts deemed to be paid to you upon an exchange of shares) if: you haven’t provided a correct taxpayer identification number (TIN) or haven’t certified to the Fund that withholding doesn’t apply; the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records; or the IRS informs the Fund that you are otherwise subject to backup withholding.

FUNDamentals™

Taxes

The information provided above is only a summary of how U.S. federal income taxes may affect your investment in a Fund. It is not intended as a substitute for careful tax planning. Your investment in a Fund may have other tax implications.

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It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA.

You should consult with your own tax advisor about the particular tax consequences to you of an investment in a Fund, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.

HYPOTHETICAL FEES AND EXPENSES

The following supplemental hypothetical investment information provides additional information about the effect of the fees and expenses of the Fund, including investment advisory fees and other Fund costs, on the Fund’s returns over a 10-year period. The chart shows the estimated fees and expenses that would be charged on a hypothetical investment of $10,000 in Class Z shares of the Fund, assuming a 5% return each year, the cumulative return after fees and expenses and the hypothetical year-end balance before fees and expenses. The annual expense ratio used for the share class, which is the same as that stated in the Annual Fund Operating Expense table, is presented in the chart and is net of any contractual fee waivers or expense reimbursements for the period of contractual commitment. Your actual costs may be higher or lower.

Columbia High Yield Opportunity Fund — Class Z Shares

	Maximum Sales Charge 0.00%	Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio(a)	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses(b)
1	5.00%	0.87%	4.13%	$10,413.02	$88.78
2	10.25%	0.95%	8.35%	$10,834.86	$100.82
3	15.76%	0.95%	12.74%	$11,273.80	$104.90
4	21.55%	0.95%	17.31%	$11,730.52	$109.16
5	27.63%	0.95%	22.06%	$12,205.74	$113.58
6	34.01%	0.95%	27.00%	$12,700.21	$118.18
7	40.71%	0.95%	32.15%	$13,214.72	$122.97
8	47.75%	0.95%	37.50%	$13,750.06	$127.95
9	55.13%	0.95%	43.07%	$14,307.10	$133.12
10	62.89%	0.95%	48.87%	$14,886.70	$138.52
Total Gain After Fees & Expenses				$4,886.70

Total Annual Fees & Expenses					$1,157.97

(a)	The annual expense ratio shown is the pro forma operating expense ratio of the Fund assuming the consummation of the Merger.
(b)	Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

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Appendix E –– Financial Highlights for the Acquiring Fund

The financial highlights table below is intended to help you understand the Acquiring Fund’s financial performance. Information is shown for the last five fiscal years, which run from June 1 to May 31, unless otherwise indicated. Certain information reflects financial results for a single fund share. The total return line represents the rate that you would have earned (or lost) on an investment in the Acquiring Fund (assuming the reinvestment of all dividends and distributions). This information has been derived from the Acquiring Fund’s financial statements which have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Acquiring Fund’s financial statements, is included in the Acquiring Fund’s annual report. You can request a free annual report containing these financial statements by calling 1-800-426-3750.

Selected data for a Class Z share outstanding throughout each period is as follows:

Class Z Shares

	Year Ended May 31,								Period Ended May 31, 2003(a)		Year Ended December 31, 2002
	2007		2006		2005		2004
Net Asset Value, Beginning of Period	$4.50		$4.56		$4.54		$4.30		$4.01		$4.62

Income from Investment Operations:
Net investment income(b)	0.34		0.34		0.37		0.36		0.15		0.33
Net realized and unrealized gain (loss) on investments, foreign currency and swap contracts	0.23		(0.03)		0.04		0.21		0.29		(0.51)

Total from Investment Operations	0.57		0.31		0.41		0.57		0.44		(0.18)

Less Distributions Declared to Shareholders:
From net investment income	(0.35)		(0.37)		(0.39)		(0.33)		(0.15)		(0.40)
Return of Capital	—		—		—		—		—		(0.03)

Total Distributions Declared to Shareholders	(0.35)		(0.37)		(0.39)		(0.33)		(0.15)		(0.43)

Net Asset Value, End of Period	$4.72		$4.50		$4.56		$4.54		$4.30		$4.01
Total return(c)	13.26%		6.97	%(d)	9.21	%(e)	13.58	%(d)	11.12	%(d)(f)	(4.03)%

Ratios to Average Net Assets/ Supplemental Data:
Net operating expenses(g)	0.87%		0.87%		0.90%		0.94%		1.04	%(h)	1.06%
Interest expense	—	%(i)	—		—		—		—		—
Net expenses(g)	0.87%		0.87%		0.90%		0.94%		1.04	%(h)	1.06%
Waiver/ Reimbursement	—		0.02%		—		0.01%		—	%(h)(i)	—
Net investment income(g)	7.44%		7.53%		7.80%		7.92%		8.49	%(h)	8.17%
Portfolio turnover rate	75%		61%		67%		75%		45	%(f)	63%
Net assets, end of period (000’s)	$29,220		$11,190		$12,829		$14,194		$45,803		$35,541

(a)	The Acquiring Fund changed its fiscal year end from December 31 to May 31.
(b)	Per share data was calculated using the average shares outstanding during the period.
(c)	Total return at net asset value assuming all distributions reinvested.
(d)	Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(e)	Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss. This reimbursement had an impact of less than 0.01% on the Acquiring Fund’s total return.
(f)	Not annualized.
(g)	The benefits derived from custody credits had an impact of less than 0.01%.
(h)	Annualized.
(i)	Rounds to less than 0.01%.

E-1

Appendix F — Comparison of Organizational Documents

Comparison of the Declaration of Trust of the Excelsior Trust

and the Declaration of Trust of the Columbia Trust

The material differences between the terms of the Declaration of Trust of the Excelsior Trust (“EFT”), of which the Acquired Fund is a series, and the Declaration of Trust of the Columbia Trust (“CFST I”), of which the Acquiring Fund is a series, are highlighted below.

Shareholder voting rights: CFST I shareholders have the right to vote on issues as required by the 1940 Act, including 1) to elect trustees, 2) to approve investment advisory agreements and principal underwriting agreements, 3) to approve a change in sub-classification, 4) to approve any change in fundamental investment policies, 5) to approve a distribution plan under Rule 12b-1, 6) to terminate CFST I’s independent public accountant, 7) to decide whether or not a court action, proceeding or claim should be brought or maintained derivatively or as a class action on behalf of CFST I or shareholders, and 8) with respect to the termination of CFST I or any series or class by the shareholders. EFT shareholders have the power to vote only with respect to 1) the removal of trustees to the extent provided in the Declaration of Trust, 2) any investment advisory or management contract, 3) any termination of EFT to the extent provided in the Declaration of Trust, 4) the amendment of the Declaration of Trust to the extent and as provided in the Declaration of Trust, and 5) such additional matters relating to EFT as may be required or authorized by law, the Declaration of Trust, the Bylaws or any registration of EFT with the SEC or any state, or as the trustees may consider necessary or desirable.

Shareholder meetings, quorum and voting: A special meeting of EFT shareholders may be called by the trustees and must be called by the trustees upon the written request of shareholders owning at least ten percent of the outstanding shares of the series or class entitled to vote. Only the trustees may call CFST I shareholder meetings. A quorum is met for EFT when 33 1/3% of the shares entitled to vote are present. A quorum is met for CFST I when 30% of the shares entitled to vote are present. For both EFT and CFST I, a majority of shares voted decides all matters, except that a plurality elects a trustee. For both EFT and CFST I, when a matter affects the rights of a specific series or class, a majority of the shares of such series or class entitled to vote is required to decide the question.

Notice to shareholders and proxies: Notice of EFT shareholder meetings must be sent to shareholders not less than 15 days prior to the meeting; CFST I shareholder meetings require only 7 days prior notice. Both EFT and CFST I notices may be sent by mail; however, CFST I notices also may be sent via “facsimile or other electronic transmission.” In general, both EFT and CFST I shares may be voted in person or by proxy.

Amendment to the Declaration of Trust: CFST I trustees can amend the Declaration of Trust without shareholder approval provided they give notice of any non-ministerial amendment to shareholders. EFT trustees can amend the Declaration of Trust without shareholder approval, except that shareholders are entitled to vote on amendments 1) that would affect the voting rights of shareholders, 2) for which shareholder approval is required by law or EFT’s registration statement filed with the SEC, and 3) that are submitted to them by the trustees in their discretion.

Termination of the trust, series or class: CFST I and any series or class thereof may be terminated at any time by the trustees by written notice to the shareholders or at any time by vote of at least 66 2/3% of the

F-1

shares entitled to vote. EFT trustees may terminate EFT or any series thereof subject to a majority shareholder vote of EFT or of the series affected. However, EFT trustees may terminate EFT or any series without shareholder approval if a majority of the trustees determines that the continuation of EFT or the series is not in the best interests of EFT, such series or their respective shareholders as a result of factors or events adversely affecting the ability of EFT or such series to conduct its business and operations in an economically viable manner.

Merger, consolidation or conversion: CFST I trustees may cause CFST I or any series thereof to be merged or consolidated with another trust or company. CFST I trustees are expressly allowed to transfer all or a substantial portion of the assets of CFST I to another trust or company. CFST I trustees may accomplish such merger or consolidation without the vote of shareholders, unless such shareholder vote is required by law. EFT trustees have the same power to merge or consolidate EFT so long as the surviving entity is EFT or another open-end management investment company registered under the 1940 Act, or a series thereof that will succeed or assume EFT’s registration under the 1940 Act.

Committees: CFST I trustees have the power to form committees consisting of one or more trustees to exercise the powers and authority of the trustees to the extent the trustees determine. EFT trustees have the power to establish committees for such purposes, with such membership, and with such responsibilities as the trustees may consider proper. EFT trustees are expressly granted authority to establish a committee with the power to act for and bind the trustees and EFT with respect to any legal actions or proceedings concerning EFT.

Trustee removal: EFT trustees may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other trustees. CFST I trustees may be removed with or without cause by majority vote of the trustees. Additionally, as required by Section 16(c) of the 1940 Act, a trustee of either EFT or CSFT I may be removed at a shareholders meeting by a vote of at least two-thirds of the outstanding shares.

Trustee liability and indemnification: CFST I trustees are specifically exempted from any liability whatsoever in connection with the property or affairs of CFST I or arising out of the neglect of officers, agents, employees or other trustees of CFST I. In addition, CFST I trustees who hold a position or special appointment, such as chair of a committee, or who are singled out as experts on particular issues are not held to any higher standard than other trustees with respect to their duties. EFT trustees are exempted from liability for any claims against the trust. EFT trustees are also exempted from liability for any act or omission or for neglect or wrongdoing of them or any officer, agent, employee, investment advisor or independent contractor provided that the trustees exercised reasonable care and acted under the reasonable belief that their actions were in the best interest of EFT. Notwithstanding the foregoing, trustees of neither EFT nor CFST I are exempted from liability for willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

With respect to expenses incurred in defending trustees, EFT trustees can be advanced expenses upon a written agreement whereby the trustee agrees to repay the amount advanced if he is found not to be entitled to indemnification so long as 1) the trustee posts security for the undertaking, 2) EFT has insurance for losses arising by reason of lawful advances or 3) a majority of a quorum of disinterested trustees, or independent legal counsel, determines that the trustee will ultimately be found entitled to indemnification.

F-2

Distributions: CFST I trustees must make distributions of net income at least yearly. EFT trustees are not required to pay distributions, although such distributions are typically paid in order to ensure qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended.

F-3

EXC-51/149033-0208

Filed pursuant to Rule 497(b).
File no. 333-148106.

REAL ESTATE FUND

One Financial Center,

Boston, Massachusetts 02111-2621

Dear Shareholder:

I am writing to ask for your vote on the proposed merger of Real Estate Fund (the “Acquired Fund”), a series of Excelsior Funds, Inc., into Columbia Real Estate Equity Fund (the “Acquiring Fund”), a series of Columbia Funds Series Trust I, at a special meeting of shareholders of the Acquired Fund to be held on March 14, 2008.

The proposed merger is one of several mergers recommended by Columbia Management Group, LLC (“CMG”) following the recent acquisition by Bank of America Corporation (“Bank of America”) of U.S. Trust Corporation (“U.S. Trust”). The acquisition included all of U.S. Trust’s subsidiaries, including the investment advisor to the Acquired Fund. Bank of America is the ultimate parent of Columbia Management Advisors, LLC (“Columbia Management”), the investment advisor to the Acquiring Fund. Shareholders of the Excelsior Funds previously approved new investment advisory agreements that became effective upon completion of the acquisition. CMG’s overall goal in proposing these fund mergers is twofold. First, by merging Excelsior Funds into Columbia Funds with generally similar investment strategies, the combined investment portfolios will be larger, which tends to lead to greater efficiency. Second, by streamlining the product offering of the fund complex, management, distribution and other resources will be more effectively concentrated on a more focused group of portfolios. The merger of the Acquired Fund into the Acquiring Fund will enable Acquired Fund shareholders to invest in a larger, potentially more efficient investment portfolio while continuing to pursue a similar investment strategy.

Should the merger be approved and other conditions to the merger be satisfied, your current investment will be exchanged for an equal investment (that is, dollar value) in the Acquiring Fund. The exchange is expected to be tax-free for U.S. federal income tax purposes. Shareholders of the Acquired Fund will receive shares of the Acquiring Fund corresponding to the class of shares they currently own (for example, holders of Shares Class shares will receive Class Z shares of the Acquiring Fund). More information on the specific details of and reasons for the merger is contained in the enclosed combined Prospectus/Proxy Statement. Please read it carefully.

THE DIRECTORS OF YOUR FUND UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR THE MERGER.

YOUR VOTE IS IMPORTANT. YOU CAN VOTE BY COMPLETING THE ENCLOSED PROXY CARD. A SELF-ADDRESSED POSTAGE-PAID ENVELOPE HAS BEEN ENCLOSED FOR YOUR CONVENIENCE.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

Christopher L. Wilson

President and Principal Executive Officer

Excelsior Funds, Inc.

February 8, 2008

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD

March 14, 2008

REAL ESTATE FUND

A Series of Excelsior Funds, Inc.

One Financial Center

Boston, Massachusetts 02111-2621

1-800-708-7953

February 8, 2008

To the Shareholders of Real Estate Fund:

NOTICE IS HEREBY GIVEN that a special meeting of the shareholders of Real Estate Fund (the “Acquired Fund”), a series of Excelsior Funds, Inc., will be held at 2:00 p.m. Eastern time on March 14, 2008, at One Financial Center, Boston, Massachusetts 02111-2621, for the following purposes:

1.	To approve an Agreement and Plan of Reorganization providing for (i) the sale of all of the assets of the Acquired Fund to, and the assumption of all of the liabilities of the Acquired Fund by, Columbia Real Estate Equity Fund (the “Acquiring Fund”), a series of Columbia Funds Series Trust I, in exchange for shares of the Acquiring Fund, and (ii) the distribution of such shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund.

2.	To consider and act upon such other matters as may properly come before the meeting or any adjourned session of the meeting.

Shareholders of record of the Acquired Fund at the close of business on December 21, 2007 are entitled to notice of and to vote at the meeting and any adjourned session of the meeting.

By Order of the Board of Directors,

James R. Bordewick, Jr.,

Secretary

Excelsior Funds, Inc.

NOTICE:	YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE SEE THE ENCLOSED PROSPECTUS/PROXY STATEMENT AND OTHER MATERIALS FOR INSTRUCTIONS ON HOW TO VOTE EASILY AND QUICKLY.

PROSPECTUS/PROXY STATEMENT

January 16, 2008

Acquisition of the Assets and Liabilities of

REAL ESTATE FUND

c/o Excelsior Funds, Inc.

One Financial Center

Boston, Massachusetts 02111-2621

1-800-708-7953

by and in Exchange for Shares of

COLUMBIA REAL ESTATE EQUITY FUND

c/o Columbia Funds Series Trust I

One Financial Center

Boston, Massachusetts 02111-2621

1-800-708-7953

The prospectus/proxy statement (the “Prospectus/Proxy Statement”) and the enclosed proxy card (the “Proxy Card”) are expected to be mailed to shareholders beginning on or about February 8, 2008.

The Prospectus/Proxy Statement contains information shareholders should know before voting on the following proposal:

Proposal: Approval of the Agreement and Plan of Reorganization with respect to the proposed acquisition of Real Estate Fund (the “Acquired Fund”), a series of Excelsior Funds, Inc. (the “Acquired Company”), by Columbia Real Estate Equity Fund (the “Acquiring Fund”), a series of Columbia Funds Series Trust I (the “Columbia Trust”) (the “Agreement and Plan of Reorganization”).

The proposal will be considered by shareholders of the Acquired Fund at a special meeting of shareholders of the Acquired Fund (the “Meeting”) that will be held at One Financial Center, Boston, Massachusetts 02111-2621. Although the Agreement and Plan of Reorganization contemplates a transaction in which the Acquired Fund transfers all of its assets and liabilities to the Acquiring Fund in exchange for shares of the Acquiring Fund, the Prospectus/Proxy Statement refers to the transaction as a “Merger.” The Acquired Fund and the Acquiring Fund are referred to herein collectively as the “Funds” (or individually as a “Fund”). The Funds are series of separate registered open-end management investment companies. Please read the Prospectus/Proxy Statement and keep it for future reference.

The Acquiring Fund is managed by Columbia Management Advisors, LLC (“Columbia Management”), an affiliate of United States Trust Company, National Association (“USTNA”) (through its separate identifiable division, U.S. Trust New York Asset Management Division (“USTNY”)), the investment advisor of the Acquired Fund. Bank of America Corporation, the ultimate parent of Columbia Management, acquired U.S. Trust Corporation, the ultimate parent of USTNA, on July 1, 2007. Prior to that acquisition, Columbia Management and USTNA were not affiliates of each other.

Effective on or about February 15, 2008, the investment advisory contract pursuant to which USTNY provides investment advisory services to the Acquired Fund will be assigned to UST Advisers, Inc. (“UST Advisers”). Both USTNY and UST Advisers are wholly-owned subsidiaries of Bank of America Corporation. The Board of Directors of the Acquired Company approved the transfer at a meeting held on December 12, 2007, in anticipation of the merger of USTNA into Bank of America, N.A., which is scheduled to take place on February 22, 2008. This transfer will not change (i) the way in which the Acquired Fund is managed, including the level of services provided, (ii) the team of investment professionals providing services to the Acquired Fund, or (iii) the management fees the Acquired Fund pays.

The Acquiring Fund seeks capital appreciation and above-average income by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in the stocks of companies principally engaged in the real estate industry, including real estate investment trusts (REITs).

If the Agreement and Plan of Reorganization is approved by the shareholders of the Acquired Fund and the Merger is consummated, the Acquired Fund will transfer all of the assets and liabilities attributable to its Shares Class shares to the Acquiring Fund in exchange for Class Z shares of the Acquiring Fund with the same aggregate net asset value as the net value of the assets and liabilities transferred. After that exchange, shares received by the Acquired Fund will be distributed pro rata to its shareholders, and such shareholders will become shareholders of the Acquiring Fund.

The following documents have been filed with the Securities and Exchange Commission (the “SEC”) and are incorporated into the Prospectus/Proxy Statement by reference:

•	The Statement of Additional Information of the Acquiring Fund dated January 16, 2008, relating to the Prospectus/Proxy Statement.

•	The Prospectuses of the Acquired Fund dated July 1, 2007, as supplemented to date.

2

•	The Statement of Additional Information of the Acquired Fund dated July 1, 2007, as supplemented to date.

•

The Report of Independent Registered Public Accounting Firm and the audited financial statements included in the Annual Report to Shareholders of the Acquired Fund dated March 31, 2007, and the unaudited financial statements included in the Semiannual Report to Shareholders of the Acquired Fund dated September 30, 2007.

The Acquired Fund previously has sent its most recent annual report and semiannual report to its shareholders. For a free copy of the Acquired Fund’s most recent reports or any of the documents listed above, call 1-800-708-7953, or write to the Acquired Fund at the address listed on the cover of the Prospectus/Proxy Statement. Shareholders also may obtain many of these documents by accessing the Acquired Fund’s Internet site at www.columbiafunds.com. Text-only versions of the Acquired Fund’s documents can be viewed online or downloaded, without charge, from the EDGAR database on the SEC’s Internet site at www.sec.gov. Shareholders can review and copy information about the Funds by visiting the Public Reference Room, Office of Consumer Affairs and Information Services, U.S. Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-2521. Shareholders can obtain copies, upon payment of a duplicating fee, by sending an e-mail request to publicinfo@sec.gov or by writing the Public Reference Room at the address above. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-5850.

The SEC has not approved or disapproved these securities or determined if the Prospectus/Proxy Statement is truthful or complete. Any representation to the contrary is a criminal offense.

An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

I.    QUESTIONS AND ANSWERS REGARDING APPROVAL OF THE MERGER

The following questions and answers provide an overview of key features of the Merger and of the information contained in the Prospectus/Proxy Statement. Please review the Prospectus/Proxy Statement prior to executing a proxy or casting a vote. For answers to questions about the Merger, please call 1-800-708-7953.

1.	What Merger is being proposed?

The Board of Directors (the “Board”) Real Estate Fund (the “Acquired Fund”), a series of Excelsior Funds, Inc. (the “Acquired Company”) is recommending that shareholders approve the merger of the Acquired Fund into Columbia Real Estate Equity Fund (the “Acquiring Fund”), a series of Columbia Funds Series Trust I (the “Columbia Trust”). This means that the Acquired Fund would transfer all of its assets and liabilities to the Acquiring Fund in exchange for shares of the Acquiring Fund. If the Merger is approved and completed, Shares Class shareholders of the Acquired Fund will receive Class Z shares of the Acquiring Fund with a dollar value equal to the dollar value of their Acquired Fund shares on the business day prior to the closing of the Merger. The Merger currently is scheduled to take place at the end of the first quarter of 2008.

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2.	Why is the Merger being proposed?

The Board recommends approval of the Merger because the Merger offers shareholders of the Acquired Fund the opportunity to invest in a larger combined portfolio that has a similar investment objective and similar principal investment strategies. Spreading fixed costs over a broader asset base allows the potential for more efficient operation and lower overall operating expense ratios. In reviewing the Merger, the Board also considered that, based on estimated operating expense ratios, shareholders of the Acquired Fund, following the Merger, are expected to experience a total operating expense ratio that is lower than the current total and net operating expense ratios of the Acquired Fund.

Please review “Reasons for the Merger and Directors’ Considerations” in Section II of the Prospectus/Proxy Statement for more information regarding the factors considered by the Board.

3.	How do the fees and the operating expense ratios of the Funds compare, and what are they estimated to be following the Merger?

The tables below allow a shareholder to compare the sales charges, the fees, and the operating expense ratios of each Fund and to analyze the estimated expenses that Columbia Management expects the Acquiring Fund to bear in the first year following the Merger. The Annual Fund Operating Expenses set forth in the tables below are paid by each Fund. They include management fees, distribution and service fees (if applicable) and administrative costs, including pricing and custody services.

The Annual Fund Operating Expenses shown in the tables below represent expenses for each Fund’s most recent fiscal year (ended March 31, 2007 for the Acquired Fund and ended August 31, 2007 for the Acquiring Fund) and those projected for the Acquiring Fund on a pro forma combined basis after giving effect to the proposed Merger and are based on pro forma combined net assets as of August 31, 2007.

If the Merger occurs, certain Merger expenses will be allocated to the Acquired Fund, which will reduce the Acquired Fund’s net asset value prior to the closing of the Merger (by approximately $0.01 per share based on shares outstanding as of August 31, 2007). Based on the operating expense ratios shown below, it is projected that, after the Merger, shareholders of the Acquired Fund will benefit from expense savings that will offset the allocated Merger expenses. However, the benefit of these projected expense savings will not be realized immediately. It is projected that the aggregate expense savings will not exceed the allocated Merger expenses of the Acquired Fund until approximately 4 months after the Merger. If a shareholder redeems his or her shares prior to that time, the shareholder will receive no net benefit from the projected expense savings.

Based on the operating expense ratios shown below, the total operating expense ratio of Class Z shares of the Acquiring Fund following the Merger is expected to be lower than the total and net operating expense ratios of Shares Class shares of the Acquired Fund.

4

Shareholder Fees

(paid directly from shareholder’s investment)

	Real Estate Fund (Acquired Fund) Shares Class		Columbia Real Estate Equity Fund (Acquiring Fund) Class Z	Pro Forma Columbia Real Estate Equity Fund (Acquiring Fund) Class Z
Redemption fee (%) (as a percentage of the amount redeemed, if applicable)	2.00	(1)	N/A	N/A

Annual Fund Operating Expenses (as a % of average daily net assets)

(deducted directly from Fund assets)

	Real Estate Fund (Acquired Fund) Shares Class		Columbia Real Estate Equity Fund (Acquiring Fund) Class Z		Pro Forma Columbia Real Estate Equity Fund (Acquiring Fund) Class Z
Management Fees	1.15	(2)	0.75	(3)	0.75	(3)
Distribution and Service Fees	0.00		0.00		0.00
Other Expenses	0.38		0.23	(4)	0.20	(4)

Total Annual Fund Operating Expenses	1.53		0.98		0.95
Less Fee Waivers and/or Reimbursements	(0.28	)(5)

Net Annual Fund Operating Expenses	1.25

(1)	The redemption fee is charged on shares redeemed or exchanged within 60 days of the date of purchase.
(2)

The Acquired Fund pays an investment advisory fee of 1.00% and an administration fee of 0.15%. Columbia Management receives an administration fee, computed daily and paid monthly, based on the combined aggregate average daily net assets of Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust (excluding Emerging Markets Fund, International Fund, International Equity Fund and Pacific/Asia Fund). The breakpoint schedule for the administration fee is as follows: 0.20% for net assets up to $200 million; 0.175% for net assets in excess of $200 million and up to $400 million; and 0.15% for net assets in excess of $400 million. Columbia Management has voluntarily agreed to waive 0.05% of the administration fee. If this waiver were reflected in the table, “Management Fees” would be 1.10% and “Total Annual Fund Operating Expenses” would be 1.48%. Columbia Management, at its discretion, may revise or discontinue this arrangement at any time.

(3)	The Acquiring Fund pays an investment advisory fee of 0.75%.
(4)	Other expenses have been restated to reflect contractual changes to the fees paid by the Acquiring Fund.
(5)

The expense information in the table reflects contractual fee waivers currently in effect. USTNY has contractually agreed to waive fees or reimburse expenses in order to keep net annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) from exceeding 1.25%. The waiver agreement may not be terminated before July 31, 2008. In addition, this agreement will renew automatically for an additional 12-month term unless USTNY terminates the agreement by providing written notice to the Acquired Fund prior to the expiration of the current term.

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Example Expenses

Example Expenses help shareholders compare the cost of investing in the Acquired Fund currently with the cost of investing in the Acquiring Fund both currently and on a pro forma combined basis and also allow shareholders to compare these costs with the cost of investing in other mutual funds. The tables take into account any contractual expense reduction arrangements described in the footnotes to the Annual Fund Operating Expenses table for the periods indicated in such table. The Example Expenses use the following hypothetical conditions:

•	$10,000 initial investment.

•	5% total return for each year.

•	Each Fund’s operating expenses remain the same.

•	Reinvestment of all dividends and distributions.

Example Expenses

(actual costs may be higher or lower)

	1 Year	3 Years	5 Years	10 Years
Real Estate Fund (Acquired Fund)
Shares Class	$127	$456	$808	$1,800

Columbia Real Estate Equity Fund (Acquiring Fund)
Class Z	$100	$312	$542	$1,201

Columbia Real Estate Equity Fund (Acquiring Fund) (pro forma combined)
Class Z	$97	$303	$525	$1,166

The projected post-Merger pro forma combined Annual Fund Operating Expenses and Example Expenses presented above are based on numerous material assumptions, including (1) that the current contractual agreements will remain in place and (2) that certain fixed costs involved in operating the Acquired Fund will be eliminated. Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses or expense savings will be achieved because expenses depend on a variety of factors, including the future level of Acquiring Fund assets, many of which are beyond the control of the Acquiring Fund or Columbia Management.

Hypothetical Investment and Expense Information

Please see Appendix D for supplemental hypothetical investment expense information that provides additional information in a different format from the preceding Annual Fund Operating Expenses and Example Expenses tables about the effect of the pro forma expenses of the Acquiring Fund, including investment advisory fees and other Acquiring Fund costs, on the Acquiring Fund’s returns over a 10-year period.

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4.	How do the investment objectives, principal investment strategies and investment policies of the Funds compare?

The Acquired Fund and the Acquiring Fund have a similar investment objective and similar investment strategies. Both Funds seek income and capital appreciation, and under normal market conditions, both Funds invest at least 80% of net assets, including borrowings for investment purposes, in stocks of companies engaged in the real estate industry, including REITs.

The table below shows the investment objective and principal investment strategies of each Fund.

	Real Estate Fund (Acquired Fund)	Columbia Real Estate Fund (Acquired Fund)
Investment Objective	The Acquired Fund seeks current income and long-term capital appreciation by investing in real estate investment trusts (REITs) and other companies principally engaged in the real estate business.	The Acquiring Fund seeks capital appreciation and above-average income by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in the stocks of companies principally engaged in the real estate industry, including real estate investment trusts (REITs).

Principal Investment Strategies

Under normal circumstances, the Acquired Fund invests at least 80% of its net assets in REITs and other publicly-traded equity securities of U.S. and foreign companies engaged in the real estate industry. For purposes of this test only, net assets include borrowings for investment purposes. The Acquired Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy.

REITs pool investors’ funds for investment directly in real estate (equity REITs), real estate loans (mortgage REITs), or a combination of the two (hybrid REITs). The Acquired Fund’s investments will include investments in equity and hybrid REITs. REITs generally are income producing investments. The Acquired Fund may also invest in other issuers engaged in the real estate business, such as developers, mortgage lenders and servicers, construction companies and building material suppliers.

Under normal circumstances, the Acquiring Fund invests at least 80% of net assets in equity securities of companies principally engaged in the real estate industry, including REITs. A company is “principally engaged” in the real estate industry if at least 50% of its gross income or net profits are attributable to the ownership, construction, management or sale of residential, commercial or industrial real estate. The Acquiring Fund may invest in equity REITs, mortgage REITs and hybrid REITs.

The Acquiring Fund may invest in derivatives, including futures, options, swap contracts and other derivative instruments. The Acquiring Fund may invest in derivatives for both hedging and non-hedging purposes, including, for example, to seek to enhance returns or as a substitute for a position in an underlying asset.

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Real Estate Fund (Acquired Fund)	Columbia Real Estate Equity Fund (Acquiring Fund)
USTNY takes a long-term approach to managing the Acquired Fund and seeks to identify companies whose value is not reflected in their current market price or with characteristics that will lead to above- average earnings growth. USTNY analyzes demographic and macroeconomic factors to determine regional allocations. Based on its regional allocations, USTNY selects particular investments based on its analysis of valuation relative to underlying real estate values.

Under normal circumstances, the Acquiring Fund invests at least 80% of net assets (which includes net assets plus any borrowings for investment purposes) in a diversified portfolio of income-producing (dividend-paying) equity securities, which will consist primarily of common stocks but also may include preferred stocks and convertible securities. The Acquiring Fund invests principally in securities of companies that Columbia Management believes are undervalued but also may invest in securities of companies that Columbia Management believes have the potential for long-term growth. The Acquiring Fund may invest in companies that have market capitalizations of any size.

The Acquiring Fund may invest up to 20% of net assets in debt securities, including securities that, at the time of purchase, are rated low and below investment grade or are unrated but determined by Columbia Management to be of comparable quality, which are commonly referred to as “junk bonds.”

The Acquiring Fund may also invest up to 20% of net assets in foreign securities. The Acquiring Fund may invest directly in foreign securities or indirectly through depositary receipts. Depositary receipts are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by foreign companies.

The Acquiring Fund may invest in derivatives, including futures, options, swap contracts and other derivative instruments. The Acquiring Fund may invest in derivatives for both hedging and non-hedging purposes, including, for example, to seek to enhance returns or as a substitute for a position in an underlying asset.

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Real Estate Fund (Acquired Fund)	Columbia Real Estate Equity Fund (Acquiring Fund)

Columbia Management combines fundamental and quantitative analysis with risk management in identifying investment opportunities and constructing the Acquiring Fund’s portfolio. Columbia Management considers, among other factors:

•      various measures of valuation, including price-to-cash flow, price-to-earnings, price-to-sales, and price-to-book value. Columbia Management believes that companies with lower valuations are generally more likely to provide opportunities for capital appreciation.

•      potential indicators of stock price appreciation, such as anticipated earnings growth, company restructuring, changes in management, business model changes, new product opportunities, or anticipated improvements in macroeconomic factors.

•      the financial condition and management of a company, including its competitive position, the quality of its balance sheet and earnings, its future prospects, and the potential for growth and stock price appreciation.

•      overall economic and market conditions.

Columbia Management may sell a security when the security’s price reaches a target set by Columbia Management; if Columbia Management believes that there is deterioration in the issuer’s financial circumstances or fundamental prospects, or that other investments are more attractive; or for other reasons.

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Real Estate Fund (Acquired Fund)	Columbia Real Estate Equity Fund (Acquiring Fund)
The Acquiring Fund’s policy regarding the 80% investment requirement of “net assets” (which includes net assets plus any borrowings for investment purposes) discussed above may not be changed without shareholder approval.

The Funds’ fundamental investment policies are similar. For purposes of this discussion, a “fundamental” investment policy is one that may not be changed without a shareholder vote. The Funds’ fundamental policies are set forth below:

As a matter of fundamental policy, the Acquired Fund may not:	As a matter of fundamental policy, the Acquiring Fund may not:

Make loans, except that (i) the Acquired Fund may purchase or hold debt securities in accordance with its investment objective and policies, and may enter into repurchase agreements with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and (ii) the Acquired Fund may lend portfolio securities in accordance with [its] investment objective[ ] and policies.	Make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Borrow money (including entering into reverse repurchase agreements and purchasing when-issued securities), or mortgage, pledge or hypothecate its assets except to the extent permitted under the 1940 Act. Optioned stock held in escrow is not deemed to be a pledge.	Borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Act as an underwriter of securities within the meaning of the Securities Act of 1933, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities and except to the extent that the purchase of obligations directly from the issuer thereof in accordance with its investment objective, policies and limitations may be deemed to be underwriting.	Underwrite any issue of securities issued by other persons within the meaning of the Securities Act of 1933, as amended (“1933 Act”), except when it might be deemed to be an underwriter either: (a) in connection with the disposition of a portfolio security; or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Acquiring Fund’s ability to invest in securities issued by other registered investment companies.

Purchase or sell real estate, except that (a) the Acquired Fund may purchase securities of issuers which deal in real estate and may purchase

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As a matter of fundamental policy, the Acquired Fund may not:	As a matter of fundamental policy, the Acquiring Fund may not:
securities which are secured by real estate or interests therein, and (b) the Acquired Fund may hold and sell any real estate it acquires as a result of the Acquired Fund’s ownership of such securities. (For the purpose of this investment limitation, the prohibition of purchases of real estate includes acquisition of limited partnership interests in partnerships formed with a view toward investing in real estate, but does not prohibit purchases of shares in real estate investment trusts.)

Issue any senior securities, except insofar as any borrowing in accordance with the Acquired Fund’s investment limitations might be considered to be the issuance of a senior security.	Borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Purchase or sell commodities or commodities futures contracts or invest in oil, gas, or other mineral exploration or development programs; provided, however, that the Acquired Fund may: (a) purchase publicly traded securities of companies engaging in whole or in part in such activities or invest in liquidating trust receipts, certificates of beneficial ownership or other instruments in accordance with its investment objective and policies, and (b) purchase and sell options, forward contracts, futures contracts and futures options.	Purchase or sell commodities, except that the Acquiring Fund may to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts and enter into swap contracts and other financial transactions relating to commodities. This limitation does not apply to foreign currency transactions including without limitation forward currency contracts.

Invest in the securities of any single issuer if, as a result, the Acquired Fund holds more than 10% of the outstanding voting securities of such issuer.

Purchase any securities which would cause more than 25% of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (i) the Acquired Fund will concentrate its investments in the securities of issuers principally engaged in the real estate business, and (ii) neither all finance companies, as a group, nor all utility companies, as a group, are considered a single industry for purposes of this policy.	Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States or any of their agencies, instrumentalities or political subdivisions; (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investmentcompanies to the extent permitted by the 1940 Act, the rules and

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As a matter of fundamental policy, the Acquired Fund may not:	As a matter of fundamental policy, the Acquiring Fund may not:
regulations thereunder and any applicable exemptive relief; and (iii) under normal market conditions, the Acquiring Fund will invest at least 25% of the value of its total assets at the time of purchase in the securities of issuers conducting their principal business activities in the real estate industry.

The following highlights the differences in the Funds’ non-fundamental investment policies (policies that may be changed without a shareholder vote):

•	The Acquired Fund may not invest in companies for the purpose of exercising management or control. The Acquiring Fund has no similar stated non-fundamental investment policy.

•

The Acquired Fund may not acquire any other investment company or investment company security, except in connection with a merger, consolidation, reorganization, or acquisition of assets or where otherwise permitted by the 1940 Act. The Acquiring Fund has no similar stated non-fundamental investment policy.

•

The Acquired Fund may not purchase securities on margin (except in connection with purchases of futures or options in compliance with its investment strategies), make short sales of securities or maintain a short position. The Acquiring Fund has no similar stated non-fundamental investment policy.

•

The Acquired Fund may not invest in obligations of foreign branches of financial institutions or in domestic branches of foreign banks if immediately after such purchase (i) more than 5% of the value of its total assets would be invested in obligations of any one foreign branch of the financial institution or domestic branch of a foreign bank; or (ii) more than 20% of its total assets would be invested in foreign branches of financial institutions or in domestic branches of foreign banks. In addition, the Acquired Fund will not purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding. The Acquiring Fund has no similar stated non-fundamental investment policy.

For a complete list of each Fund’s investment policies, see each Fund’s Statement of Additional Information.

5.	What class of Acquiring Fund shares will shareholders receive if the Merger occurs?

If the Merger occurs, shareholders of Shares Class shares of the Acquired Fund will receive Class Z shares of the Acquiring Fund. The Merger will not result in any substantive changes to shareholder rights regarding, or procedures for, purchases, redemptions or exchanges of shares, except that with respect to the purchase of shares, only eligible investors can invest in Class Z shares of the Acquiring Fund, whereas there are no similar purchase restrictions on Shares Class shares of the Acquired Fund. Shareholders of Shares Class shares of the Acquired Fund will be deemed to be eligible investors for purposes of their purchases of Class Z shares of the Acquiring Fund.

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For more information on the Acquiring Fund’s current distribution, purchase, redemption and exchange policies and procedures, see Appendix D.

6.	What are the expected federal income tax consequences of the Merger?

The Merger is expected to be tax-free to shareholders for federal income tax purposes, although this result is not free from doubt. This means that neither shareholders nor the Funds are expected to recognize a gain or loss directly as a result of the Merger. However, because the Merger will end the tax year of the Acquired Fund, it may accelerate distributions from the Acquired Fund to shareholders. Specifically, the Acquired Fund will recognize any net tax-exempt investment income, any net investment company taxable income (computed without regard to the deduction for dividends paid), and any net capital gains, including those realized on disposition of portfolio securities in connection with the Merger (after reduction by any available capital loss carryforwards), or net capital losses in the short tax year ending on the date of the Merger, and will declare and pay a distribution of such income and any such net capital gains remaining after reduction of any available capital loss carryforwards to its shareholders on or before that date.

A portion of the portfolio assets of the Acquired Fund may be sold in connection with the Merger. The actual tax effect of such sales will depend on the difference between the price at which such portfolio assets are sold and the Acquired Fund’s basis in such assets. Any capital gains recognized in these sales on a net basis will be distributed to the Acquired Fund’s shareholders as capital gain dividends (to the extent of net realized long-term capital gains distributed) and/or ordinary dividends (to the extent of net realized short-term capital gains distributed) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

The cost basis and holding period of shares in the Acquired Fund are expected to carry over to new shares in the Acquiring Fund. At any time prior to the consummation of the Merger, a shareholder may redeem shares, likely resulting in recognition of gain or loss to such shareholder for federal income tax purposes.

Certain other tax consequences are discussed below under “Federal Income Tax Consequences.”

7.	Who bears the expenses associated with the Merger?

The Acquiring Fund, the Acquired Fund and Columbia Management each may bear a portion of the out-of-pocket expenses associated with the Merger, as noted below. Out-of-pocket expenses associated with the Merger (“Merger Expenses”) include, but are not limited to: (1) the expenses associated with the preparation, printing and mailing of any shareholder communications, including the Prospectus/Proxy Statement, and any filings with the SEC and/or other governmental authorities in connection with the Merger; (2) the fees and expenses of any proxy solicitation firm retained in connection with the Merger; and (3) the legal fees and expenses incurred by the Funds in connection with the Merger.

The methodology for determining the portions of the Merger Expenses to be borne by the Funds is as follows. The estimated Merger Expenses are first allocated to the Acquiring Fund or to the Acquired Fund. Estimated Merger Expenses that are specifically allocable to one Fund are allocated to that Fund (e.g., the costs of printing and mailing the Prospectus/Proxy Statement are allocated exclusively to the

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Acquired Fund). Estimated Merger Expenses that are not specifically allocable to either Fund are divided equally between the Funds. Each Fund will bear the estimated Merger Expenses allocated to it only to the extent of the anticipated reductions in ongoing expenses expected to be borne by that Fund over the first year following the Merger (the “Estimated First Year Savings”). Columbia Management bears the amount of estimated Merger Expenses allocated to a Fund, if any, that is in excess of the Fund’s Estimated First Year Savings. The estimated Merger Expenses to be borne by the Acquired Fund and the Acquiring Fund are approximately $90,958 and $48,043, respectively (approximately $0.01 and less than $0.01 per share, respectively, based on shares outstanding as of August 31, 2007). Should the Merger fail to occur, Columbia Management will bear all Merger Expenses.

8.    Who is eligible to vote?

Shareholders of record on December 21, 2007 are entitled to attend and to vote at the Meeting and any adjourned session of the Meeting. All shareholders of the Acquired Fund will vote together as a single class on the proposal. Each whole share is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote. Shares represented by properly executed proxies, unless revoked before or at the Meeting, will be voted according to shareholder instructions. If a shareholder signs a proxy but does not fill in a vote, the shareholder’s shares will be voted to approve the Merger, and if any other business comes before the Meeting, the shareholder’s shares will be voted at the discretion of the persons named as proxies.

II.    PROPOSAL — MERGER OF THE ACQUIRED FUND INTO THE ACQUIRING FUND

The Proposal

Shareholders of the Acquired Fund are being asked to approve the Agreement and Plan of Reorganization, the form of which is attached as Appendix A to this Prospectus/Proxy Statement. By approving the Agreement and Plan of Reorganization, shareholders are approving the merger of the Acquired Fund into the Acquiring Fund.

Principal Investment Risks

What are the principal investment risks of the Acquiring Fund, and how do they compare with those of the Acquired Fund?

The principal investment risks associated with the Acquiring Fund and the Acquired Fund generally are similar because the Funds have similar investment objectives and principal investment strategies. The actual risks of investing in each Fund depend on the securities held in each Fund’s portfolio and on market conditions, both of which change over time. Both Funds are subject to credit risk, interest rate risk, investment strategy risk, market risk, and real estate investment trusts risk, each of which is described below.

Credit Risk—Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions.

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Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default.

Interest Rate Risk—Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but will affect the value of the Fund’s shares. Interest rate risk is generally greater for debt securities with longer maturities/durations.

Investment Strategy Risk—The Fund’s advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective. Investment decisions made by the advisor in using these strategies may not produce the returns expected by the advisor, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

Market Risk—Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, among other factors. In general, equity securities tend to have greater price volatility than debt securities.

Real Estate Investment Trusts Risk—Real estate investment trusts (REITs) are entities that either own properties or make construction or mortgage loans, and also may include operating or finance companies. The value of REIT shares is affected by, among other factors, changes in the value of the underlying properties owned by the REIT and/or by changes in the prospect for earnings and/or cash flow growth of the REIT itself. In addition, certain of the risks associated with general real estate ownership apply to the Fund’s REIT investments, including risks related to general and local economic conditions, possible lack of availability of financing and changes in interest rates.

Non-Diversified Mutual Fund Risk—The Fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a “diversified” fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund’s value will likely be more volatile than the value of more diversified funds.

In addition to the risks described above, the Acquiring Fund is also subject to reinvestment risk and derivatives risk, each of which is described below.

Reinvestment Risk—Income from the Fund’s debt securities portfolio will decline if and when the Fund invests the proceeds from matured, traded or called securities in securities with market interest rates that are below the current earnings rate of the Fund’s portfolio.

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Derivatives Risk—Derivatives are financial contracts whose values are, for example, based on (or “derived” from) traditional securities (such as a stock or bond), assets (such as a commodity like gold), reference rates (such as LIBOR) or market indices (such as the S&P 500® Index). Derivatives involve special risks and may result in losses. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying security. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility. The use of derivatives may also increase the amount of taxes payable by shareholders. Other risks arise from the Fund’s potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. The use of derivatives also involves the risks of mispricing or improper valuation and that changes in the value of the derivative may not correlate perfectly with the underlying security, asset, reference rate or index. The Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether. For more information on the risks of derivative investments and strategies, see the SAI.

Information about the Merger

Shares that Shareholders Will Receive

If the Merger occurs, Shares Class shareholders of the Acquired Fund will receive Class Z shares of the Acquiring Fund. As compared to the Acquired Fund shares currently owned by shareholders, the Acquiring Fund shares that shareholders will receive will have the following characteristics:

•

They will have an aggregate net asset value equal to the aggregate net asset value of a shareholder’s current shares as of the business day before the closing of the Merger. The net asset value of a shareholder’s current shares will reflect the expenses of the Merger allocated to the Acquired Fund.

•

They will entitle shareholders to rights generally similar to those currently enjoyed by shareholders of the Acquired Fund, but as shareholders of the Acquiring Fund. Please see Appendix F to the Prospectus/Proxy Statement for information regarding the differences between the rights of shareholders of the Acquiring Fund and shareholders of the Acquired Fund.

•

The Merger will not result in any substantive changes to procedures for purchasing, redeeming and exchanging shares, except that with respect to the purchase of shares, only eligible investors can invest in Class Z shares of the Acquiring Fund, whereas there are no similar purchase restrictions on Shares Class shares of the Acquired Fund. Shareholders of Shares Class shares of the Acquired Fund will be deemed to be eligible investors for purposes of their purchases of Class Z shares of the Acquiring Fund. Please see Appendix D to the Prospectus/Proxy Statement for more information about the current procedures for purchasing, redeeming and exchanging shares of the Acquiring Fund.

•

An investor’s account in the Acquiring Fund will be subject to the Acquiring Fund’s small account policy. Under this policy, an investor’s account in the Acquiring Fund generally will be subject to a $20 annual fee if the value of that account (treating each account of the Acquiring Fund owned by the investor separately from any other account of the Acquiring Fund owned by such investor)

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falls below the applicable minimum initial investment requirement. Also under this policy, the Acquiring Fund will generally automatically sell an investor’s shares if the value of an account falls below $250. Additional information about the Acquiring Fund’s small account policy, including exceptions to the small account policy and applicable investment minimums, is described in Appendix D. The Acquired Fund has no similar small account policy.

•	The account options a shareholder has selected for handling distributions from the Acquired Fund will not change as a result of the Merger.

Capitalization

Information concerning the capitalization of each Fund is contained in Appendix C to the Prospectus/Proxy Statement.

Reasons for the Merger and Directors’ Considerations

The Board, including all directors who are not “interested persons” (as such term is defined in the 1940 Act) of the Acquired Company based upon its evaluation of the information presented to it, and in light of its fiduciary duties under federal and state law, determined on behalf of the Acquired Fund that the Merger would be in the best interests of the Acquired Fund’s shareholders and that the interests of existing shareholders in the Acquired Fund would not be diluted as a result of the Merger. The Board has unanimously approved the Agreement and Plan of Reorganization and the Merger, and recommends that Acquired Fund shareholders vote in favor of the Merger by approving the Agreement and Plan of Reorganization.

Columbia Management proposed the Merger to the Board at a meeting held on September 27-28, 2007. At the meeting, the Board (with the advice and assistance of independent counsel) considered, among other things, in no order of priority:

1.	the Merger as part of Columbia Management’s overall effort to consolidate the Excelsior Funds into the Columbia family of funds;

2.	various potential shareholder benefits of the Merger;

3.	various alternatives to the Merger, including the continued operation of the Acquired Fund and certain other funds as a separate fund complex and the possible liquidation of the Acquired Fund;

4.	the current asset level of the Acquired Fund and the combined pro forma asset level of the Acquiring Fund;

5.	the historical performance of the Acquired Fund and the Acquiring Fund (see “Performance Information” below), although no assurances were given that the Acquiring Fund would achieve any particular level of performance after the Merger;

6.	the investment objectives and principal investment strategies of the Funds;

7.	that holders of shares of the Acquired Fund are expected to experience lower total and net operating expense ratios as holders of shares of the Acquiring Fund for at least one year after the Merger;

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8.	the anticipated tax-free nature of the exchange of shares in the Merger, and other expected U.S. federal income tax consequences of the Merger;

9.	the potential benefits of the Merger to Columbia Management and its affiliates;

10.	various aspects of the Merger and the Agreement and Plan of Reorganization;

11.	the fact that shareholders of the Acquired Fund will experience no substantive change in shareholder services as a result of the Merger; and

12.	that the costs associated with the Merger will be borne by the Acquired Fund and the Acquiring Fund only to the extent that Columbia Management anticipates a reduction in expenses to shareholders of such Fund in the first year following the Merger.

The Board also considered that the Funds have different boards as well as different (although affiliated) investment advisors. Additionally, the Funds have different outside legal counsel. The Board also considered, however, that many of the Funds’ service providers are identical, and that the same portfolio managers of the current advisors who are responsible for the day-to-day investment decisions of the Acquired Fund are expected by Columbia Management to continue to be responsible for the day-to-day investment decisions of the Acquiring Fund upon completion of the Merger. Both Funds have the same administrator and pricing and bookkeeping agent (Columbia Management), distributor (Columbia Management Distributors, Inc.), transfer agent (Columbia Management Services, Inc.) and custodian and fund accountant (State Street Bank and Trust Company).

If the Merger is approved by the shareholders, the transaction will combine the Acquired Fund’s assets with those of the Acquiring Fund, resulting in a combined portfolio that is larger than the Acquired Fund’s. Larger mutual funds often have more buying power (for example, they have greater opportunity to purchase round lots of securities) and generally are better able to diversify their portfolios.

Columbia Management also believes that the Merger helps eliminate overlapping products within the Columbia Funds family. The Acquired Fund and the Acquiring Fund are both real estate funds and have similar investment objectives and principal investment strategies. Columbia Management believes that streamlining its product offerings in a particular asset segment will help to minimize investor confusion.

Regulatory Matters

Columbia Management and Columbia Management Distributors, Inc. (collectively, the “Columbia Group”) are subject to an Assurance of Discontinuance with the New York Attorney General (“NYAG”) (the “NYAG Settlement”) and a cease-and-desist order by the SEC (the “SEC Order”) on matters relating to mutual fund trading. The SEC Order and the NYAG Settlement are referred to collectively as the “Settlements.” In connection with Columbia Management providing services to the Columbia Funds, the Boards of Trustees of the Columbia Funds have agreed to conform to certain governance requirements, including the election of an independent board chair. Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay disgorgement and civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group’s applicable supervisory, compliance, control and other policies and procedures;

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and retain an independent distribution consultant and independent fee consultant. The NYAG Settlement also, among other things, requires Columbia Management and its affiliates to reduce management fees for certain of the funds in the Columbia family of mutual funds and other mutual funds through November 30, 2009 and to make certain disclosures to investors relating to expenses. Please see Appendix D for more information.

Performance Information

The bar charts below show the percentage gain or loss in each calendar year (before taxes) for the 10-year period ended December 31, 2007 for Shares Class shares of the Acquired Fund and for Class Z shares of the Acquiring Fund. The bar charts should give a shareholder a general idea of how the Acquired Fund’s and the Acquiring Fund’s returns have varied from year to year. The bar charts include the effect of Fund expenses. The calculations of total returns assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, total returns would have been lower. Any expense reduction arrangements may be discontinued at any time after the end of their contract period. As with all mutual funds, past performance is not an indication of future results. No assurance can be given that the Acquiring Fund will achieve any particular level of performance after the Merger.

Additional discussion of the manner of calculating total return is contained in each Fund’s Prospectus and Statement of Additional Information.

Real Estate Fund (Acquired Fund)

For period shown in bar chart:

Best quarter: 4th quarter 2004, 14.68%

Worst quarter: 4th quarter 2007, (11.66)%

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Columbia Real Estate Equity Fund (Acquiring Fund)

For period shown in bar chart:

Best quarter: 4th quarter 2004, 15.47%

Worst quarter: 4th quarter 2007, (12.91)%

The following tables list the average annual total return for the one-year, five-year and ten-year periods ended December 31, 2007 for Shares Class shares of the Acquired Fund and Class Z shares of the Acquiring Fund. These tables are intended to provide shareholders with some indication of the risks of investing in the Acquired Fund and the Acquiring Fund. Each table also includes the performance of one or more relevant broad-based market indices. Indices are not available for investment, are unmanaged and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

After-tax returns are calculated using the historical highest individual federal income tax rates and do not reflect the effect of state and local taxes. Actual after-tax returns depend on an investor’s tax situation, may differ from those shown and may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Real Estate Fund (Acquired Fund)

Average Annual Total Returns—For Periods Ended December 31, 2007

	1 Year	5 Years	10 Years
Shares Class (%)
Return before taxes	(16.92)	16.03	9.73
Return after taxes on distributions	(23.82)	12.36	6.87
Return after taxes on distributions and sale of fund shares	(3.17)	13.49	7.46
MSCI US REIT Index (%)(1)	(16.82)	17.91	10.37
Standard & Poor’s 500 Composite Stock Price Index (%)(2)	5.49	12.83	5.91

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(1)

The MSCI US REIT Index is an unmanaged market capitalization-weighted index composed of the largest and most actively traded equity REITs that generate most of their revenue and income from real estate rental and leasing operations.

(2)	The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.

Columbia Real Estate Equity Fund (Acquiring Fund)

Average Annual Total Returns—For Periods Ended December 31, 2007

	1 Year	5 Years	10 Years
Class Z (%)
Return before taxes	(17.38)	16.06	9.69
Return after taxes on distributions	(23.14)	12.17	6.96
Return after taxes on distributions and sale of fund shares	(2.46)	14.10	7.89
NAREIT Index (%)(1)	(15.69)	18.17	10.49

(1)	The NAREIT Index (National Association of Real Estate Investment Trusts) is an unmanaged index which tracks the performance of all publicly-traded equity real estate investment trusts (REITS).

Terms of the Agreement and Plan of Reorganization

If approved by the shareholders of the Acquired Fund, and if all other conditions are satisfied, the Merger is expected to occur late in the first quarter of 2008. The following is a brief summary of the principal terms of the Agreement and Plan of Reorganization. Please review Appendix A to the Prospectus/Proxy Statement for more information regarding the Agreement and Plan of Reorganization.

•

The Acquired Fund will transfer all of the assets and liabilities attributable to its Shares Class shares to the Acquiring Fund in exchange for Class Z shares of the Acquiring Fund with an aggregate net asset value equal to the net value of the transferred assets and liabilities.

•

The assets of the Acquired Fund and the Acquiring Fund will be valued for purposes of the Merger as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the business day next preceding the closing date of the Merger (currently scheduled to occur late in the first quarter of 2008), using the valuation procedures of the Acquiring Fund.

•

The shares of the Acquiring Fund received by the Acquired Fund will be distributed to the shareholders of the Acquired Fund pro rata in accordance with their percentage ownership of Shares Class shares of the Acquired Fund in complete liquidation of the Acquired Fund.

•	After the Merger, the Acquired Fund’s affairs will be wound up in an orderly fashion and it will be terminated under state law.

•

The Merger requires approval by the Acquired Fund’s shareholders and satisfaction of a number of other conditions; the Merger may be terminated at any time with the approval of the Board and the board of trustees of the Columbia Trust.

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Shareholders should be aware that the Merger as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes. However, the Merger will end the tax year of the Acquired Fund, likely accelerating taxable distributions from the Acquired Fund to shareholders. Shares may be redeemed at any time prior to the consummation of the Merger, likely resulting in the recognition of gain or loss to the redeeming shareholder for federal income tax purposes.

Federal Income Tax Consequences

The Merger is intended to be a tax-free reorganization for federal income tax purposes. For the Merger, Ropes & Gray LLP will deliver to the Acquiring Fund and to the Acquired Fund an opinion, and the closing of the Merger will be conditioned on receipt by the Funds of such opinion, to the effect that, on the basis of existing provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the Treasury regulations promulgated thereunder, current administrative rules, pronouncements, and court decisions, while the matter is not free from doubt, generally for federal income tax purposes:

•

the Merger will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

•

under Sections 361 and 357 of the Code, no gain or loss will be recognized by the Acquired Fund upon the transfer of its assets to the Acquiring Fund in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the Acquired Fund’s liabilities, or upon the distribution of Acquiring Fund shares by the Acquired Fund to its shareholders in liquidation;

•

under Section 354 of the Code, no gain or loss will be recognized by shareholders of the Acquired Fund on the distribution of Acquiring Fund shares to them in exchange for their shares of the Acquired Fund;

•

under Section 358 of the Code, the aggregate tax basis of the Acquiring Fund shares that the Acquired Fund’s shareholders receive in exchange for their Acquired Fund shares will be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor;

•

under Section 1223(1) of the Code, an Acquired Fund shareholder’s holding period for the Acquiring Fund shares received will be determined by including the holding period for the Acquired Fund shares exchanged therefor, provided that at the time of the exchange the shareholder held the Acquired Fund shares as a capital asset;

•

under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon receipt of the assets transferred to the Acquiring Fund in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund;

•

under Section 362(b) of the Code, the Acquiring Fund’s tax basis in the assets that the Acquiring Fund receives from the Acquired Fund will be the same as the Acquired Fund’s tax basis in such assets immediately prior to such exchange;

•	under Section 1223(2) of the Code, the Acquiring Fund’s holding periods in such assets will include the Acquired Fund’s holding periods in such assets; and

•

The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Regulations thereunder.

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The opinion will express no view with respect to the effect of the reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year or upon termination thereof or (ii) upon the transfer of such asset regardless of whether such a transfer would otherwise be a non-taxable transaction.

The opinion will be based on certain factual certifications made by officers of the Acquired Fund, the Acquiring Fund, the Acquired Company and the Columbia Trust and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the Merger will be as described above. The opinion will note and distinguish certain published precedent. There is no assurance that the Internal Revenue Service or a court would agree with the opinion.

Prior to the closing of the Merger, the Acquired Fund will, and the Acquiring Fund may, declare a distribution to shareholders that, together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income and net capital gain, including gain realized on disposition of portfolio securities in connection with the Merger (after reduction by any available capital loss carryforwards), if any, through the closing of the Merger. Such distributions may include amounts that are taxable to shareholders. Shareholders of the Acquired Fund will receive a proportionate share of any taxable gains realized by the Acquiring Fund but not distributed to its shareholders prior to the Merger when such gains are eventually distributed by the combined fund.

In addition, the unrealized capital gains, unrealized capital losses, and capital loss carryforwards of the combined fund are likely to be different, to a greater or lesser degree, from those of the Acquired Fund and the Acquiring Fund, respectively. Shareholders of either Fund may experience an increase in the shareholder’s proportionate share of unrealized capital gains or a decrease in the shareholder’s proportionate share of unrealized capital losses and/or capital loss carryforwards as a result of the Merger, which could accelerate the timing of taxable distributions to shareholders.

The Acquiring Fund’s ability to use the pre-Merger losses of either Fund to offset post-Merger gains of the combined fund may be limited as a result of the Merger due to the application of loss limitation rules under federal tax law. In addition, for five years beginning after the closing date of the Merger, the combined fund will not be allowed to offset gains “built in” to either Fund at the time of the Merger against capital losses (including capital loss carry forwards) built in to the other Fund. Moreover, for the taxable year ending after the closing date of the Merger, only that percentage of the Acquiring Fund’s capital gain net income for such taxable year (excluding capital loss carryforwards) as corresponds to the percentage of its year that remains following the Merger can be reduced by capital loss carryforwards (including as otherwise limited) of the Acquired Fund. The effect of these limitations, however, will depend on the amount of gains and losses in each Fund at the time of the Merger and at the close of each taxable year. As a result, under certain circumstances, the Acquired Fund shareholders could receive taxable distributions earlier than they would have had the Merger not occurred.

This description of the federal income tax consequences of the Merger is made without regard to the particular circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Merger, including the applicability and effect of state, local, non-U.S. and other tax laws.

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THE BOARD UNANIMOUSLY RECOMMENDS APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION.

Required Vote for Proposal

Approval of the Agreement and Plan of Reorganization will require the affirmative vote of the holders of the lesser of (1) 67% or more of the Acquired Fund’s voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Acquired Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Acquired Fund. A vote of the shareholders of the Acquiring Fund is not needed to approve the Merger.

III.    GENERAL

Voting Information

The Board is soliciting proxies from the shareholders of the Acquired Fund in connection with the Meeting, which has been called to be held at 2:00 p.m. Eastern time on March 14, 2008, at One Financial Center, Boston, Massachusetts 02111-2621. The meeting notice, the Prospectus/Proxy Statement and the Proxy Card are expected to be mailed to shareholders beginning on or about February 8, 2008.

Information about Proxies and the Conduct of the Meeting

Solicitation of Proxies. Proxies will be solicited primarily through the mailing of the Prospectus/Proxy Statement and its enclosures, but proxies also may be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of the Acquired Fund or by employees or agents of Columbia Management and its affiliated companies. In addition, Computershare Fund Services, 280 Oser Avenue, Hauppauge, NY 11788, has been engaged to assist in the solicitation of proxies, at an estimated cost of $5,705.

Voting Process. Shareholders can vote in any one of the following ways:

a.	By mail, by filling out and returning the enclosed Proxy Card;

b.	By phone, fax or Internet (see the enclosed Proxy Card for instructions); or

c.	In person at the Meeting.

Shareholders who owned shares on the record date, December 21, 2007, are entitled to vote at the Meeting and at any adjourned session of the Meeting. Each whole share is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote. If a shareholder chooses to vote by mail or by fax and such shareholder is an individual account owner, such shareholder should sign exactly as the name appears on the Proxy Card. Either owner of a joint account may sign the Proxy Card, but the signer’s name must match exactly the name that appears on the Proxy Card.

Quorum and Method of Tabulation. Shares represented by a duly executed proxy will be voted as instructed on the Proxy Card. If a proxy is executed, but no instructions are given, the proxy will be voted in favor of the proposal. A shareholder can revoke a proxy at any time prior to the Meeting by sending a signed, written letter of revocation to the Secretary of the Acquired Fund, by properly

24

executing and submitting a later-dated proxy or by attending the Meeting and voting in person. Merely attending the Meeting without voting will not revoke a proxy.

Votes cast in person or by proxy at the Meeting will be counted by persons appointed by the Acquired Fund as tellers or inspectors of election for the Meeting (the “Tellers”). With respect to the Acquired Fund, more than fifty percent (50%) of the shares of the Acquired Fund entitled to vote present in person or represented by proxy, constitutes a quorum for the transaction of business by the shareholders of the Acquired Fund at the Meeting. In determining whether a quorum is present, the Tellers will count shares represented by proxies that reflect abstentions and “broker non-votes” as shares that are present and entitled to vote. Abstentions and broker non-votes will have the effect of a negative vote on the proposal. “Broker non-votes” are shares held by a broker or nominee as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares should be voted.

Underwriter Address. The address of the Funds’ principal underwriter, Columbia Management Distributors, Inc., is One Financial Center, Boston, Massachusetts 02111.

Share Ownership. Appendix B to the Prospectus/Proxy Statement lists the total number of shares of the Acquired Fund outstanding as of December 21, 2007 and entitled to vote at the Meeting. It also identifies holders of more than five percent of the Shares Class shares of the Acquired Fund or the Class Z shares of the Acquiring Fund, and contains information about the executive officers and directors of the Acquired Fund and their shareholdings in the Acquired Fund.

Adjournments; Other Business. If a quorum is not present at the Meeting, or if the Acquired Fund has not received enough votes by the time of the Meeting to approve the proposal, the persons named as proxies or shareholders present at the Meeting may propose that the Meeting be adjourned one or more times to permit further solicitation of proxies. Any adjournment requires the affirmative vote of a majority of the total number of votes properly cast on the matter, whether or not a quorum is present. The persons named as proxies will vote in favor of any such adjournment all proxies that they are entitled to vote in favor of the proposal. They will vote against any such adjournment any proxy that directs them to vote against the proposal. They will not vote any proxy that directs them to abstain from voting on the proposal.

The Meeting has been called to transact any business that properly comes before it. The only business that management of the Acquired Fund intends to present or knows that others will present is the proposal. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, except when the Secretary of the Acquired Fund has previously received written instructions to the contrary from the shareholder entitled to vote the shares.

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Appendix A — Agreement and Plan of Reorganization

THIS AGREEMENT AND PLAN OF REORGANIZATION dated as of [•], 2008, is by and among Excelsior Funds Trust, Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. (each an “Acquired Company”), each on behalf of each series thereof identified in Exhibit A hereto as an Acquired Fund (each an “Acquired Fund”), Columbia Funds Series Trust I (the “Acquiring Trust”), on behalf of each series thereof identified in Exhibit A hereto as the corresponding Acquiring Fund (each an “Acquiring Fund”), and Columbia Management Advisors, LLC (“Columbia”).

This Agreement shall be treated as if each reorganization between an Acquired Fund and its corresponding Acquiring Fund contemplated hereby had been the subject of a separate agreement.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 361(a) and Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and any successor provision. The reorganization will consist of the transfer of all of the assets of each Acquired Fund attributable to each class of its shares in exchange for shares of the corresponding class of shares of the corresponding Acquiring Fund (the “Acquisition Shares”), and the assumption by each Acquiring Fund of the liabilities of the corresponding Acquired Fund and the distribution of the Acquisition Shares to the relevant shareholders of such Acquired Fund in liquidation of such Acquired Fund, all upon the terms and conditions set forth in this Agreement.

In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	TRANSFER OF ASSETS OF EACH ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ACQUISITION SHARES AND LIQUIDATION OF SUCH ACQUIRED FUND.

1.1.	Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein,

(a)	Each Acquired Fund will transfer and deliver to the corresponding Acquiring Fund, and each Acquiring Fund will acquire all the assets of the corresponding Acquired Fund as set forth in paragraph 1.2;

(b)	Each Acquiring Fund will assume all of the corresponding Acquired Fund’s liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise, in existence on the Closing Date (as defined in paragraph 1.2 hereof) (the “Obligations”), except that expenses of the reorganization contemplated hereby to be paid by the Acquired Fund pursuant to paragraph 9.2 shall not be assumed or paid by the Acquiring Fund; and

(c)	Each Acquiring Fund will issue and deliver to the corresponding Acquired Fund in exchange for the net assets attributable to each class of its shares a number of Acquisition Shares of the corresponding class (including fractional shares, if any) determined by dividing the value of such net assets, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquisition Share of the corresponding class computed in the manner and as of the time and date set forth in paragraph 2.2. Such transactions shall take place at the closing provided for in paragraph 3.1 (the “Closing”).

A-1

1.2.	The assets of each Acquired Fund to be acquired by the corresponding Acquiring Fund shall consist of all cash, securities, dividends and interest receivable, receivables for shares sold and all other assets that are owned by the Acquired Fund on the closing date provided in paragraph 3.1 (the “Closing Date”) and any deferred expenses, other than unamortized organizational expenses, shown as an asset on the books of the Acquired Fund on the Closing Date. Each Acquiring Fund agrees that all rights to indemnification and all limitations of liability existing in favor of the the applicable Acquired Company’s current and former trustee/directors and officers, acting in their capacities as such, under the applicable Acquired Company’s organizational documents as in effect as of the date of this Agreement or under any other agreement of the Acquired Fund shall survive the reorganization as obligations of the Acquiring Trust, on behalf of the Acquiring Fund, and shall continue in full force and effect, without any amendment thereto, and shall constitute rights which may be asserted against the Acquiring Trust, on behalf of the Acquiring Fund, its successors or assigns.

1.3.	As provided in paragraph 3.4, as soon after the Closing Date as is conveniently practicable (the “Liquidation Date”), each Acquired Fund will liquidate and distribute pro rata to its shareholders of record of each class of its shares, determined as of the close of business on the Valuation Date (as defined in paragraph 2.1), the Acquisition Shares of the corresponding class received by the Acquired Fund pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquisition Shares then credited to the account of each Acquired Fund on the books of the corresponding Acquiring Fund to open accounts on the share records of the corresponding Acquiring Fund in the names of the Acquired Fund’s shareholders and representing the respective pro rata number of Acquisition Shares due such shareholders. The Acquiring Fund shall not be obligated to issue certificates representing Acquisition Shares in connection with such exchange.

1.4.	With respect to Acquisition Shares distributable pursuant to paragraph 1.3 to an Acquired Fund shareholder holding a certificate or certificates for shares of the Acquired Fund, if any, on the Valuation Date, the Acquired Fund will not permit such shareholder to receive Acquisition Share certificates therefor, exchange such Acquisition Shares for shares of other investment companies, effect an account transfer of such Acquisition Shares or pledge or redeem such Acquisition Shares until such Acquired Fund shareholder has surrendered all his or her outstanding certificates for Acquired Fund shares or, in the event of lost certificates, posted adequate bond.

1.5.	As soon as practicable after the Closing Date, each Acquired Fund shall make all filings and take all other steps as shall be necessary and proper to effect its complete dissolution under applicable state law. After the Closing Date, no Acquired Fund shall conduct any business except in connection with its dissolution.

2.	VALUATION.

2.1.

For the purpose of paragraph 1, the value of each Acquired Fund’s assets to be acquired by the corresponding Acquiring Fund hereunder shall be the value of such assets computed as of the close of regular trading on the New York Stock Exchange on the business day next

A-2

preceding the Closing (such time and date being herein called the “Valuation Date”) using the valuation procedures set forth in the organizational documents of the corresponding Acquiring Fund and the then current prospectus or prospectuses or statement or statements of additional information of the corresponding Acquiring Fund (collectively, as amended or supplemented from time to time, the “Acquiring Fund Prospectus”), after deduction for the expenses of the reorganization contemplated hereby to be paid by the Acquired Fund pursuant to paragraph 9.2, and shall be certified by the Acquired Fund.

2.2.	For the purpose of paragraph 2.1, the net asset value of an Acquisition Share of each class shall be the net asset value per share computed as of the close of regular trading on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the organizational documents of the Acquiring Fund and the Acquiring Fund Prospectus.

3.	CLOSING AND CLOSING DATE.

3.1.	The Closing Date shall be on March 31, 2008, or on such other date as the parties may agree. The Closing shall be held at Columbia’s offices, One Financial Center, Boston, Massachusetts 02111 (or such other place as the parties may agree), at such time as the parties may agree.

3.2.	The portfolio securities of each Acquired Fund shall be made available by the Acquired Fund to the custodian for the corresponding Acquiring Fund (the “Custodian”), for examination no later than five business days preceding the Valuation Date. On the Closing Date, such portfolio securities and all the Acquired Fund’s cash shall be delivered by the Acquired Fund to the Custodian for the account of the corresponding Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department’s book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the Investment Company Act of 1940, as amended (the “1940 Act”) and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of “State Street Bank and Trust Company, custodian for [Acquiring Fund]”.

3.3.	In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of each Acquired Fund or the corresponding Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days of the Valuation Date, this Agreement may be terminated by either the Acquired Fund or the corresponding Acquiring Fund upon the giving of written notice to the other party.

3.4.

At the Closing, each Acquired Fund or its transfer agent shall deliver to the corresponding Acquiring Fund or its designated agent a list of the names and addresses of the Acquired Fund’s shareholders and the number of outstanding shares of each class of the Acquired

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Fund owned by each Acquired Fund shareholder, all as of the close of business on the Valuation Date, certified by any Vice President, Secretary or Assistant Secretary of the Acquired Fund. The Acquiring Trust will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that the Acquisition Shares issuable pursuant to paragraph 1.1 have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. On the Liquidation Date, each Acquiring Fund will provide to the corresponding Acquired Fund evidence satisfactory to the corresponding Acquired Fund that such Acquisition Shares have been credited pro rata to open accounts in the names of the corresponding Acquired Fund’s shareholders as provided in paragraph 1.3.

3.5.	At the Closing, each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and dissolution contemplated by paragraph 1.

4.	REPRESENTATIONS AND WARRANTIES.

4.1.	Each Acquired Fund represents and warrants the following to the corresponding Acquiring Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

(a)	Excelsior Funds Trust is a Delaware statutory trust that is duly organized, validly existing and in good standing under the laws of the State of Delaware, and each of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. is a Maryland corporation that is duly organized, validly existing and in good standing under the laws of the State of Maryland;

(b)	Each Acquired Company is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquired Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust or Articles of Incorporation, as applicable, of the applicable Acquired Company and the 1940 Act;

(c)	The Acquired Fund is not in violation in any material respect of any provision of its organizational documents or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which the Acquired Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

(d)	The Acquired Fund has no material contracts or other commitments (other than this Agreement and such other contracts as may be entered into in the ordinary course of its business) that if terminated may result in material liability to the Acquired Fund or under which (whether or not terminated) any material payments for periods subsequent to the Closing Date will be due from the Acquired Fund;

(e)

To the knowledge of the Acquired Fund, except as has been disclosed in writing to the corresponding Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or

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threatened as to the Acquired Fund, any of its properties or assets, or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

(f)	The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments of the Acquired Fund, as of the last day of and for its most recently completed fiscal year, audited by PricewaterhouseCoopers LLP (and, if applicable, an unaudited statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments for any subsequent semiannual period following the most recently completed fiscal year), copies of which have been furnished to the corresponding Acquiring Fund, fairly reflect the financial condition and results of operations of the Acquired Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquired Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets and liabilities referred to above or those incurred in the ordinary course of its business since the last day of the Acquired Fund’s most recently completed fiscal year;

(g)	Since the last day of the Acquired Fund’s most recently completed fiscal year, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness, except as disclosed in writing to the corresponding Acquiring Fund. For the purposes of this subparagraph (g), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

(h)	As of the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on such returns and reports or on any assessment received shall have been paid, or provisions shall have been made for the payment thereof, except for amounts that alone and in the aggregate would not reasonably be expected to have a material adverse effect. All of the Acquired Fund’s tax liabilities will have been adequately provided for on its books. To the best of the Acquired Fund’s knowledge, it will not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid;

(i)

The Acquired Fund meets the requirements of subchapter M of the Code for treatment as a “regulated investment company” within the meaning of Section 851 of the Code, and will continue meeting such requirements at all times through the Closing Date. The Acquired Fund has not at any time since its inception been liable for, and is not now liable for, any material income or excise tax pursuant to Section 852 or 4982 of the

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Code. The Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties that could be imposed thereunder;

(j)	Exhibit B hereto sets forth the authorized capital of the Acquired Fund. All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquired Fund’s then current prospectus or prospectuses or statement or statements of additional information (collectively, as amended or supplemented from time to time, the “Acquired Fund Prospectus”)) by the Acquired Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. Except as set forth on Exhibit B hereto, no options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of common stock of the Acquired Fund are outstanding and none will be outstanding on the Closing Date;

(k)	The Acquired Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquired Fund Prospectus, except as previously disclosed in writing to the corresponding Acquiring Fund;

(l)	The execution, delivery and performance of this Agreement has been duly authorized by the trustees of the Acquired Fund, and, upon approval thereof by the required majority of the shareholders of the Acquired Fund, this Agreement will constitute the valid and binding obligation of the Acquired Fund enforceable in accordance with its terms except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(m)	The Acquisition Shares to be issued to the Acquired Fund pursuant to paragraph 1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund’s shareholders as provided in paragraph 1.3;

(n)	The information provided by the Acquired Fund for use in the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations as applicable thereto;

(o)	No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act and state securities or “Blue Sky” laws (which terms used herein shall include the laws of the District of Columbia and of Puerto Rico);

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(p)	At the Closing Date, the Acquired Fund will have good and marketable title to its assets to be transferred to the corresponding Acquiring Fund pursuant to paragraph 1.1 and will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the corresponding Acquiring Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and liabilities and payment therefor as contemplated by this Agreement, the corresponding Acquiring Fund will acquire good and marketable title thereto and will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof, except as previously disclosed to the corresponding Acquiring Fund. As used in this Agreement, the term “Investments” shall mean the Acquired Fund’s investments shown on the schedule of its investments as of the date of its most recently completed fiscal year, referred to in subparagraph 4.1(f) hereof, as supplemented with such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Closing Date;

(q)	At the Closing Date, the Acquired Fund will have sold such of its assets, if any, as are necessary based on information provided by the corresponding Acquiring Fund and contingent on the accuracy of such information to assure that, after giving effect to the acquisition of the assets of the Acquired Fund pursuant to this Agreement, the Acquiring Fund will remain a “diversified company” within the meaning of Section 5(b)(1) of the 1940 Act and in compliance with such other mandatory investment restrictions as are set forth in the Acquiring Fund Prospectus, as amended through the Closing Date; and

(r)	No registration of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the corresponding Acquiring Fund or the Acquired Fund, except as previously disclosed by the Acquired Fund to the corresponding Acquiring Fund.

4.2.	Each Acquiring Fund represents and warrants the following to the corresponding Acquired Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

(a)	The Acquiring Trust is a Massachusetts business trust that is duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts;

(b)	The Acquiring Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquiring Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Acquiring Trust and the 1940 Act;

(c)

The Acquiring Fund Prospectus conforms in all material respects to the applicable requirements of the 1933 Act and the rules and regulations of the Securities and Exchange Commission thereunder and does not include any untrue statement of a

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material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and there are no material contracts to which the Acquiring Fund is a party that are not referred to in such Prospectus or in the registration statement of which it is a part;

(d)	At the Closing Date, the Acquiring Fund will have good and marketable title to its assets;

(e)	The Acquiring Fund is not in violation in any material respect of any provisions of its organizational documents or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which the Acquiring Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

(f)	To the knowledge of the Acquiring Fund, except as has been disclosed in writing to the corresponding Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund, any of its properties or assets, or any person whom the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

(g)	The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments of the Acquiring Fund, as of the last day of and for its most recently completed fiscal year, audited by PricewaterhouseCoopers LLP (and, if applicable, an unaudited statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments for any subsequent semiannual period following the most recently completed fiscal year), copies of which have been furnished to the Acquired Fund, fairly reflect the financial condition and results of operations of the Acquiring Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets referred to above or those incurred in the ordinary course of its business since the last day of the Acquiring Fund’s most recently completed fiscal year;

(h)	Since the last day of the Acquiring Fund’s most recently completed fiscal year, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness, except as disclosed in writing to the Acquired Fund. For the purposes of this subparagraph (h), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

(i)	As of the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date (giving effect to extensions) shall

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have been filed, and all federal and other taxes shown to be due on such returns and reports or any assessments received shall have been paid, or provisions shall have been made for the payment thereof. All of the Acquiring Fund’s tax liabilities will have been adequately provided for on its books. To the best of the Acquiring Fund’s knowledge, it will not have not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid;

(j)	The Acquiring Fund has met the requirements of subchapter M of the Code for treatment as a “regulated investment company” within the meaning of Section 851 of the Code in respect of each taxable year since the commencement of operations, and will continue to meet such requirements at all times through the Closing Date. The Acquiring Fund has not at any time since its inception been liable for, nor is it now liable for, any material income or excise tax pursuant to Section 852 or 4982 of the Code. The Acquiring Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties that could be imposed thereunder;

(k)	Exhibit C hereto sets forth the authorized capital of the Acquiring Fund. All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. Except as set forth on Exhibit C hereto, no options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of common stock of the Acquiring Fund are outstanding and none will be outstanding on the Closing Date;

(l)	The Acquiring Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquiring Fund Prospectus;

(m)	The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes the valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(n)	The Acquisition Shares to be issued and delivered to the corresponding Acquired Fund pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued shares in the Acquiring Fund, and will be fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Fund, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof;

(o)	The information to be furnished by the Acquiring Fund for use in the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 shall be

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accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto; and

(p)	No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and state securities or “Blue Sky” laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

5.	COVENANTS OF EACH ACQUIRED FUND AND THE CORRESPONDING ACQUIRING FUND.

  Each Acquired Fund and the corresponding Acquiring Fund hereby covenants and agrees with the other as follows:

5.1.	Each Acquiring Fund and each Acquired Fund will each operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include regular and customary periodic dividends and distributions.

5.2.	Each Acquired Fund will call a meeting of its shareholders to be held prior to the Closing Date to consider and act upon this Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

5.3.	In connection with each Acquired Fund shareholders’ meeting referred to in paragraph 5.2, the corresponding Acquiring Fund will prepare a Prospectus/Proxy Statement for such meeting, to be included in a Registration Statement on Form N-14 (the “Registration Statement”), which the corresponding Acquiring Fund will prepare and file for registration under the 1933 Act of the Acquisition Shares to be distributed to each Acquired Fund’s shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act.

5.4.	The information to be furnished by each Acquired Fund for use in the Registration Statement and the information to be furnished by the corresponding Acquiring Fund for use in the Prospectus/Proxy Statement, each as referred to in paragraph 5.3, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations thereunder applicable thereto.

5.5.	Each Acquiring Fund will advise the corresponding Acquired Fund promptly if at any time prior to the Closing Date the assets of such Acquired Fund include any securities that the Acquiring Fund is not permitted to acquire.

5.6.	Subject to the provisions of this Agreement, the Acquired Fund and the corresponding Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to the other party’s obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

5.7.	Each Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or “Blue Sky” laws as it may deem appropriate in order to continue its operations after the Closing Date.

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6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRED FUND.

  The obligation of each Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the corresponding Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

6.1.	The corresponding Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in its name by its President or a Vice President and its Treasurer or an Assistant Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the corresponding Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the corresponding Acquiring Fund has complied with all the covenants and agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to the Closing Date.

6.2.	The Acquired Fund shall have received a favorable opinion of Ropes & Gray LLP, dated the Closing Date and in a form satisfactory to the Acquired Fund, to the following effect:

(a)	The Acquiring Trust is a Massachusetts business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquiring Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and Bylaws of the Acquiring Trust;

(b)	This Agreement has been duly authorized, executed and delivered on behalf of the corresponding Acquiring Fund and, assuming the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 comply with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Acquired Fund, is the valid and binding obligation of the corresponding Acquiring Fund enforceable against the corresponding Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(c)	The corresponding Acquiring Fund has the power to assume the liabilities to be assumed by it hereunder and upon consummation of the transactions contemplated hereby the corresponding Acquiring Fund will have duly assumed such liabilities;

(d)	The Acquisition Shares to be issued for transfer to the Acquired Fund’s shareholders as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and fully paid and nonassessable shares in the corresponding Acquiring Fund, and no shareholder of the corresponding Acquiring Fund has any preemptive right of subscription or purchase in respect thereof;

(e)

The execution and delivery of this Agreement did not, and the performance by the corresponding Acquiring Fund of its obligations hereunder will not, violate the corresponding Acquiring Fund’s organizational documents, or any provision of any

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agreement known to such counsel to which the corresponding Acquiring Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which such Acquiring Fund is a party or by which it is bound;

(f)	To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the corresponding Acquiring Fund of the transactions contemplated by this Agreement except such as may be required under state securities or “Blue Sky” laws or such as have been obtained;

(g)	Such counsel does not know of any legal or governmental proceedings relating to the Acquiring Fund existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Registration Statement that are not described as required;

(h)	The Acquiring Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

(i)	To the knowledge of such counsel, except as has been disclosed in writing to the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the corresponding Acquiring Fund or any of its properties or assets or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the corresponding Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated hereby.

6.3.	For the period beginning at the Closing Date and ending not less than six years thereafter, Columbia, its successors and assigns, shall provide, or cause to be provided, liability coverage at least comparable to the liability coverage currently applicable to both former and current trustees/directors and officers of each Acquired Company as of the date of this Agreement, covering the actions of such trustees/directors and officers of such Acquired Company for the period they served as such. Any related costs or expenses shall be borne by the applicable Acquired Company.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRING FUND.

  The obligations of each Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the corresponding Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

7.1.

The corresponding Acquired Fund shall have delivered to the Acquiring Fund a certificate executed in its name by its President or a Vice President and its Treasurer or an Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the corresponding Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that

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the corresponding Acquired Fund has complied with all the covenants and agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to the Closing Date;

7.2.	The Acquiring Fund shall have received a favorable opinion of Morgan, Lewis & Bockius LLP dated the Closing Date and in a form satisfactory to the Acquiring Fund, to the following effect:

(a)	Each Acquired Company is a Delaware statutory trust or Maryland corporation, as applicable, duly organized and validly existing under the laws of the State of Delaware or Maryland, respectively, and has power to own all of its properties and assets and to carry on its business as presently conducted, and the corresponding Acquired Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust or Articles of Incorporation, respectively, and Bylaws of such Acquired Company;

(b)	This Agreement has been duly authorized, executed and delivered on behalf of the corresponding Acquired Fund and, assuming the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 comply with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Acquiring Fund, is the valid and binding obligation of the corresponding Acquired Fund enforceable against the corresponding Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(c)	The corresponding Acquired Fund has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby, the corresponding Acquired Fund will have duly transferred such assets to the Acquiring Fund;

(d)	The execution and delivery of this Agreement did not, and the performance by the corresponding Acquired Fund of its obligations hereunder will not, violate the corresponding Acquired Fund’s organizational documents or any provision of any agreement known to such counsel to which the corresponding Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which the corresponding Acquired Fund is a party or by which it is bound;

(e)	To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the corresponding Acquired Fund of the transactions contemplated by this Agreement, except such as have been obtained;

(f)	Such counsel does not know of any legal or governmental proceedings relating to the corresponding Acquired Fund existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Prospectus/Proxy Statement that are not described as required;

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(g)	Each Acquired Company is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

(h)	To the knowledge of such counsel, except as has been disclosed in writing to the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the corresponding Acquired Fund or any of its properties or assets or any person whom the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the corresponding Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated thereby.

7.3.	Prior to the Closing Date, the corresponding Acquired Fund shall have declared a dividend or dividends which, together with all previous dividends, shall have the effect of distributing (i) all of the excess of (x) the corresponding Acquired Fund’s interest income excludable from gross income under Section 103 of the Code over (y) the corresponding Acquired Fund’s deductions disallowed under Sections 265 or 271 of the Code and (ii) all of the corresponding Acquired Fund’s investment company taxable income as defined in Section 852 of the Code (in each case computed without regard to any deduction for dividends paid) for its taxable years ending on or after [[INSERT DATE]], and on or prior to the Closing Date (computed without regard to any deduction for dividends paid), and all of its net capital gains realized (after reduction for any capital loss carryover) in each of its taxable years ending on or after [[INSERT DATE]], and on or prior to the Closing Date.

7.4.	The corresponding Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer (or Assistant Treasurer) of the corresponding Acquired Fund, as to the adjusted tax basis in the hands of the corresponding Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement.

7.5.	The custodian of the corresponding Acquired Fund shall have delivered to the Acquiring.

7.6.	Fund a certificate identifying all of the assets of the corresponding Acquired Fund held by such custodian as of the Valuation Date.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRED FUND AND THE CORRESPONDING ACQUIRING FUND.

  The respective obligations of each Acquired Fund and the corresponding Acquiring Fund hereunder are subject to the further conditions that on or before the Closing Date:

8.1.	This Agreement and the transactions contemplated herein shall have received all necessary shareholder approvals at the meeting of shareholders of each Acquired Fund referred to in paragraph 5.2.

8.2.	On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby.

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8.3.	All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Securities and Exchange Commission and of state “Blue Sky” and securities authorities) deemed necessary by the Acquired Fund or the corresponding Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except when failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquired Fund or the corresponding Acquiring Fund.

8.4.	The Registration Statement shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5.	The Acquired Fund shall have received a favorable opinion of Ropes & Gray LLP satisfactory to the Acquired Fund, and the corresponding Acquiring Fund shall have received a favorable opinion of Ropes & Gray LLP satisfactory to the corresponding Acquiring Fund, each substantially to the effect that, on the basis of existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules, pronouncements, and court decisions, while the matter is not free from doubt, generally for federal income tax purposes:

(a)	The transactions contemplated by this Agreement will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the corresponding Acquiring Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code;

(b)	No gain or loss will be recognized by the Acquired Fund (i) upon the transfer of its assets to the corresponding Acquiring Fund in exchange for the Acquisition Shares and the assumption by the corresponding Acquiring Fund of the liabilities of the Acquired Fund or (ii) upon the distribution of the Acquisition Shares by the Acquired Fund to its shareholders in liquidation, as contemplated in paragraph 1 hereof;

(c)	No gain or loss will be recognized by the corresponding Acquiring Fund upon receipt of the assets of the Acquired Fund in exchange for the assumption of liabilities and obligations and issuance of the Acquisition Shares as contemplated in paragraph 1 hereof;

(d)	The tax basis of the assets of the Acquired Fund acquired by the corresponding Acquiring Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the transfer;

(e)	The holding period of the assets of the Acquired Fund in the hands of the corresponding Acquiring Fund will include the period during which such assets were held by the Acquired Fund;

(f)	No gain or loss will be recognized by the Acquired Fund’s shareholders upon the exchange of all of their shares of the Acquired Fund for the Acquisition Shares;

(g)	The aggregate tax basis of the Acquisition Shares to be received by a shareholder of the Acquired Fund will be the same as the aggregate tax basis of the Acquired Fund’s shares exchanged therefor;

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(h)	The Acquired Fund shareholder’s holding period for the Acquisition Shares to be received will include the period during which the Acquired Fund’s shares exchanged therefor were held, provided that such shareholder held the Acquired Fund’s shares as a capital asset on the date of the exchange; and

(i)	The corresponding Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

The opinion will be based on certain factual certifications made by officers of the Acquired Fund, the corresponding Acquiring Fund, the applicable Acquired Company and the Acquiring Trust and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the relevant reorganization will be as described above. The opinion will note and distinguish certain published precedent. There is no assurance that the Internal Revenue Service or a court would agree with the opinion.

Ropes & Gray LLP will express no view with respect to the effect of the reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year or upon termination thereof, or (ii) upon the transfer of such asset regardless of whether such a transfer would otherwise be a non-taxable transaction.

8.6.	At any time prior to the Closing, any of the foregoing conditions of this Agreement may be waived jointly by the board of trustees/directors of the applicable Acquired Company and the Acquiring Trust, if, in their judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquired Fund or the corresponding Acquiring Fund.

9.	BROKERAGE FEES AND EXPENSES.

9.1.	Each Acquired Fund and corresponding Acquiring Fund represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2.	All fees paid to governmental authorities for the registration or qualification of the Acquisition Shares and all transfer agency costs related to the Acquisition Shares shall be allocated to the corresponding Acquiring Fund. All fees and expenses related to printing and mailing communications to Acquired Fund shareholders shall be allocated to the Acquired Fund. All of the other expenses of the transactions, including without limitation, accounting, legal and custodial expenses, contemplated by this Agreement shall be allocated equally between the Acquired Fund and the corresponding Acquiring Fund. The expenses detailed above shall be borne by the Fund to which they are allocated; except that Columbia shall bear such expenses to the extent such expenses exceed the anticipated reduction in expenses borne by the Fund’s shareholders over the first year following the reorganization. In the event the Closing does not occur, Columbia shall bear all such expenses.

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10.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

10.1.	Each Acquired Fund and corresponding Acquiring Fund agrees that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2.	The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder except paragraphs 1.1, 1.2, 1.3, 1.5, 5.4, 5.6, 6.3, 9, 10, 13 and 14.

11.	TERMINATION.

11.1.	This Agreement may be terminated by the mutual agreement of each Acquired Fund and corresponding Acquiring Fund. In addition, either an Acquired Fund or the corresponding Acquiring Fund may at its option terminate this Agreement at or prior to the Closing Date because:

(a)	of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date;

(b)	a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met;

(c)	any governmental authority of competent jurisdiction shall have issued any judgment, injunction, order, ruling or decree or taken any other action restraining, enjoining or otherwise prohibiting this Agreement or the consummation of any of the transactions contemplated herein and such judgment, injunction, order, ruling, decree or other action becomes final and non-appealable; provided that the party seeking to terminate this Agreement pursuant to this Section 11.1(c) shall have used its reasonable best efforts to have such judgment, injunction, order, ruling, decree or other action lifted, vacated or denied; or.

(d)	the difference between the per share net asset values of an Acquired Fund and its corresponding Acquiring Fund equals or exceeds $0.0015 on the Valuation Date, as computed by using market values in accordance with the policies and procedures established by the Acquiring Fund,

If the transactions contemplated by this Agreement have not been substantially completed by December 31, 2008, this Agreement shall automatically terminate on that date unless a later date is agreed to by both the Acquired Fund and the corresponding Acquiring Fund.

11.2.	If for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to any other party for any damages resulting therefrom, including without limitation consequential damages.

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12.	AMENDMENTS.

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of each Acquired Fund and corresponding Acquiring Fund; provided, however, that following the shareholders’ meeting called by each Acquired Fund pursuant to paragraph 5.2 no such amendment may have the effect of changing the provisions for determining the number of the Acquisition Shares to be issued to shareholders of such Acquired Fund under this Agreement to the detriment of such shareholders without their further approval.

13.	NOTICES.

  Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Acquired Fund or the corresponding Acquiring Fund, One Financial Center, Boston, Massachusetts 02111, Attention: Secretary.

14.	HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; NON- RECOURSE.

14.1.	The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2.	This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

14.3.	This Agreement shall be governed by and construed in accordance with the domestic substantive laws of The Commonwealth of Massachusetts, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

14.4.	This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

14.5.	A copy of the Declaration of Trust of the Acquiring Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, agent or employee of the Acquiring Trust shall have any personal liability under this Agreement, and that insofar as it relates to any Acquiring Fund, this Agreement is binding only upon the assets and properties of such Acquiring Fund.

[Remainder of page intentionally left blank.]

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IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as a sealed instrument by its President, a Vice President or Treasurer and attested by its Secretary or Assistant Secretary.

EXCELSIOR FUNDS TRUST EXCELSIOR FUNDS, INC. EXCELSIOR TAX-EXEMPT FUNDS, INC.
each on behalf of each Acquired Fund series thereof

By:
Name:
Title:

ATTEST:

By:
Name:
Title:

COLUMBIA FUNDS SERIES TRUST I
on behalf of each Acquiring Fund

By:
Name:
Title:

ATTEST:

By:
Name:
Title:

Solely for purposes of Paragraphs 6.3 and 9.2 of the Agreement

COLUMBIA MANAGEMENT ADVISORS, LLC

By:
Name:
Title:

EXHIBIT A

Acquired Fund (Share Classes)	Acquiring Fund (Share Classes)
Equity Income Fund	Columbia Dividend Income Fund
Retirement Shares Class	Class R
Shares Class	Class Z
High Yield Fund	Columbia High Yield Opportunity Fund
Institutional Shares Class	Class Z
Shares Class	Class Z
Long-Term Tax-Exempt Fund	Columbia Tax-Exempt Fund
Shares Class	Class Z
Real Estate Fund	Columbia Real Estate Equity Fund
Shares Class	Class Z

EXHIBIT B

Authorized Capital of each Acquired Fund

Acquired Fund	Authorized Capital
Equity Income Fund	Unlimited
High Yield Fund	Unlimited
Long-Term Tax-Exempt Fund	500,000,000
Real Estate Fund	500,000,000

EXHIBIT C

Authorized Capital of each Acquiring Fund

Acquiring Fund	Authorized Capital
Columbia Dividend Income Fund	Unlimited
Columbia High Yield Opportunity Fund	Unlimited
Columbia Real Estate Equity Fund	Unlimited
Columbia Tax-Exempt Fund	Unlimited

Appendix B — Fund Information

Shares of the Acquired Fund Outstanding and Entitled to Vote

The number of Shares Class shares of the Acquired Fund outstanding and entitled to vote as of December 21, 2007 was as follows:

Fund	Class	Number of Shares Outstanding and Entitled to Vote
Acquired Fund	Shares Class	8,743,543.123

Ownership of Shares

As of December 21, 2007, the officers and trustees of the Columbia Trust, as a group, owned less than one percent of the then outstanding shares of the Acquiring Fund. As of December 21, 2007, the directors and officers of the Acquired Company, as a group, owned less than one percent of the then outstanding shares of the Acquired Fund.

As of December 21, 2007, USTNY, a national banking association organized under the laws of the United States, 114 West 47th Street, New York, New York 10036, may be deemed to have “beneficially” owned 35.44% of the outstanding shares of the Acquired Fund. Atwell & Co. is the nominee for USTNY. Accordingly, USTNY may be considered to be a “controlling person” of the Acquired Fund. A controlling person’s vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Acquired Fund shareholders. Bank of America Corporation, a publicly-traded financial services corporation, is the ultimate parent company of USTNY.

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As of December 21, 2007, the following shareholders of record each owned five percent or more of the outstanding shares of the noted class of shares of the noted Fund:

Fund and Class	Name and Address of Shareholder	Number of Outstanding Shares of Class Owned	Percentage of Outstanding Shares of Class Owned	Percentage of Outstanding Shares of Class Owned Upon Consummation of Merger(1)
Real Estate Fund (Acquired Fund) Shares Class	Charles Schwab & Co, Inc Special Custody A/C for Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	2,046,097.149	23.40%	3.16%

	Atwell & Co PO Box 456 Wall Street Station New York, NY 10005	2,500,092.960	28.59%	3.87%

Columbia Real Estate Equity Fund (Acquiring Fund) Class Z	Charles Schwab & Co, Inc Special Custody A/C for Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	4,320,827.749	21.72%	18.78%

	Bank of America NA Attn: Joan Wray/Funds Accounting 411 N Akard Street Dallas, TX 75201-3307	4,546,920.377	22.86%	19.77%

(1)	Percentage owned assuming completion of the Merger on December 21, 2007.

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Appendix C — Capitalization

The following table shows, on an unaudited basis, the capitalization of the Acquired Fund and the Acquiring Fund as of November 30, 2007, and on a pro forma combined basis, after giving effect to the acquisition of the assets and liabilities of the Acquired Fund by the Acquiring Fund at net asset value as of that date:

	Real Estate Fund (Acquired Fund)	Columbia Real Estate Equity Fund (Acquiring Fund)	Pro Forma Adjustments		Pro Forma Columbia Real Estate Equity Fund (Acquiring Fund)(1)
Shares Class(2)
Net asset value	$80,396,482		$(80,396,482)
Shares outstanding	8,147,083		(8,147,083)
Net asset value per share	$9.87

Class Z
Net asset value		$321,379,337	$80,262,876	(3)(4)	$401,642,213
Shares outstanding		16,135,929	4,033,427	(4)	20,169,356
Net asset value per share		$19.92			$19.91

(1)

Assumes the Merger was consummated on November 30, 2007, and is for information purposes only. No assurance can be given as to how many shares of the Acquiring Fund will be received by the shareholders of the Acquired Fund on the date the Merger takes place, and the foregoing should not be relied upon to reflect the number of shares of the Acquiring Fund that actually will be received on or after such date.

(2)

Shares Class shares of the Acquired Fund are exchanged for Class Z shares of the Acquiring Fund based on the net asset value per share of the Acquiring Fund’s Class Z shares on the business day immediately preceding the Merger.

(3)

Adjustments reflect one time proxy, accounting, legal and other costs of the Merger as approved by the Board and the board of trustees of the Acquiring Fund of $90,958 and $48,043 to be borne by the Acquired Fund and the Acquiring Fund, respectively.

(4)	Includes net assets and shares from Shares Class shares. Shares Class shares will be exchanged for Class Z shares on the date of the Merger.

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Appendix D — Information Applicable to the Acquiring Fund

Below is information regarding the Acquiring Fund. All references to the Fund in this Appendix D refer to the Acquiring Fund

ADDITIONAL INVESTMENT STRATEGIES AND POLICIES

This section describes certain strategies and policies that the Fund may utilize in pursuit of its investment objective, and describes some additional factors and risks involved with investing in the Fund.

Changing the Fund’s Investment Objective and Policies

The Fund’s investment objective and certain of its investment policies can be changed without shareholder approval unless otherwise stated in this Prospectus/Proxy Statement or the Fund’s Statement of Additional Information (”SAI”). Shareholders vote on changes to other investment policies that are designated as fundamental in accordance with the requirements of the 1940 Act.

Investment Guidelines

As a general matter, unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding an investment standard, compliance with that percentage limitation or standard will be determined solely at the time of the Fund’s acquisition of the security or asset.

Holding Other Kinds of Investments

The Fund may hold investments that aren’t part of its principal investment strategies. These investments are described in the SAI. The Fund may choose not to invest in certain securities described in this Prospectus/Proxy Statement and in the SAI, although it has the ability to do so.

Investing in the Columbia Money Market Funds

The Fund may invest uninvested cash and cash collateral received in connection with its securities lending program in shares of the registered or unregistered money market funds advised by Columbia Management. Columbia Management and its affiliates receive fees from these funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Fund for services provided directly.

Lending Securities

The Fund may lend portfolio securities to approved broker/dealers or other financial intermediaries on a fully collateralized basis in order to earn additional income. The Fund may lose money from securities lending if, for example, it is delayed or prevented from selling the collateral after the loan is made or in recovering the securities loaned, or if it incurs losses on the reinvestment of cash collateral.

Portfolio Holdings Disclosure

A description of Columbia Funds’ policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI. The Fund discloses its portfolio holdings on the Columbia Funds’ website, www.columbiafunds.com, as described below. Once posted, the portfolio holdings

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information will remain available on the website until at least the date on which such Fund files a Form N-CSR or Form N-Q (forms filed with the SEC that include portfolio holdings information) for the period that includes the date as of which the information is current.

The Fund’s complete portfolio holdings as of a month-end are disclosed approximately 30 calendar days after such month-end. The Fund’s largest 15 holdings as a percent of the Fund’s portfolio as of a month-end are disclosed approximately 15 calendar days after such month-end.

In addition, more current information concerning the Fund’s portfolio holdings as of specified dates may also be disclosed on the Columbia Funds’ website.

Investing Defensively

The Fund may from time to time take temporary defensive investment positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. The Fund may not achieve its investment objective while it is investing defensively.

Portfolio Turnover

A mutual fund that replaces, or turns over, more than 100% of its investments in a year is considered to have a high portfolio turnover rate. A high portfolio turnover can generate larger distributions of short-term capital gains to shareholders, which are generally taxable at higher rates than long-term capital gains for federal income tax purposes. A high portfolio turnover rate can also mean higher brokerage and other transaction costs, which could reduce a fund’s returns. In general, the greater the volume of buying and selling by a fund, the greater the impact that brokerage commissions will have on its returns. The Fund generally buys securities for capital appreciation, investment income or both. However, the Fund may sell securities regardless of how long they’ve been held.

Mailings to Households

In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, call 800.345.6611 or, if your shares are held through a financial intermediary, contact your intermediary directly.

Portfolio Turnover

A mutual fund that replaces, or turns over, more than 100% of its investments in a year is considered to have a high portfolio turnover rate. A high portfolio turnover can generate larger distributions of short-term capital gains to shareholders, which are generally taxable at higher rates than long-term capital gains for federal income tax purposes. A high portfolio turnover rate can also mean higher brokerage and other transaction costs, which could reduce a fund’s returns. In general, the greater the volume of buying and selling by a fund, the greater the impact that brokerage commissions will have on its returns. The Fund generally buys securities for capital appreciation, investment income or both. However, the Fund may sell securities regardless of how long they’ve been held. You’ll find the Fund’s historical portfolio turnover rates in Appendix E.

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MANAGEMENT OF THE FUND

Primary Service Providers

Columbia Management, Columbia Management Distributors, Inc. (the “Distributor”) and Columbia Management Services, Inc. (the “Transfer Agent”), all affiliates of Bank of America, currently provide key services to the Fund and the other Columbia Funds, including investment advisory, distribution, administration, shareholder servicing and transfer agency, and are paid for providing these services. These service relationships are described below.

Columbia Management

Columbia Management is located at 100 Federal Street, Boston, MA 02110, and serves as investment advisor to over 100 Columbia Funds mutual fund portfolios. As of December 31, 2007, Columbia Management had assets under management of approximately $370.2 billion. Columbia Management is a registered investment advisor and an indirect, wholly owned subsidiary of Bank of America. Its management experience covers all major asset classes, including equity securities, fixed income securities and money market instruments. In addition to serving as investment advisor to mutual funds, Columbia Management acts as an investment manager for individuals, corporations, retirement plans, private investment companies and financial intermediaries.

Subject to oversight by the board of trustees of the Columbia Trust, Columbia Management manages the day-to-day operations of the Fund, determining what securities and other investments the Fund should buy or sell and executing the Fund’s portfolio transactions. Although Columbia Management is responsible for the investment management of the Fund, Columbia Management may delegate certain of its duties to one or more investment sub-advisors. Columbia Management may also use the research and other expertise of its affiliates and third parties in managing the Fund’s investments.

The Fund pays Columbia Management a fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of the Fund and is paid monthly. For the Fund’s most recent fiscal year ended August 31, 2007, aggregate advisory fees paid to Columbia Management by the Fund amounted to 0.75% of average daily net assets of the Fund.

A discussion regarding the basis for the board’s approval of the Fund’s investment advisory agreement with Columbia Management is available in the Fund’s semi-annual report to shareholders for the fiscal period ended February 28, 2007.

Sub-Advisor(s)

Columbia Management may engage an investment sub-advisor or sub-advisors to make the day-to-day investment decisions for the Fund. Columbia Management retains ultimate responsibility (subject to board oversight) for overseeing any sub-advisor it engages and for evaluating the Fund’s needs and available sub-advisors’ skills and abilities on an ongoing basis. Based on its evaluations, Columbia Management may at times recommend to the board that the Fund change, add or terminate one or more sub-advisors; continue to retain a sub-advisor even though the sub-advisor’s ownership or corporate structure has changed; or materially change a sub-advisory agreement with a sub-advisor. Applicable law requires the Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the board has approved the proposed action and believes that the action is in shareholders’ best interests. Columbia Management and the Columbia Funds have applied for relief

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from the SEC to permit the Fund to act on many of Columbia Management’s recommendations with japproval only by the board and not by Fund shareholders. Columbia Management or the Fund would inform the Fund’s shareholders of any actions taken in reliance on this relief. Until Columbia Management and the Fund obtain this relief, the Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

At present, Columbia Management has not engaged any investment subadvisor for the Fund.

Portfolio Managers

Information about Columbia Management’s portfolio managers who are primarily responsible for overseeing the Fund’s investments is shown in the table below. The SAI provides more information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of securities in the Fund.

Arthur J. Hurley

Service with the Fund (manager) since September, 2006.

Investment management experience since 1998.

Director of Columbia Management, associated with Columbia Management or its predecessors since September, 2006. Prior to September 2006, Mr. Hurley served as a senior portfolio manager for Lee Munder Capital Group.

The Administrator

Columbia Management is responsible for overseeing the administrative operations of the Fund, including the general supervision of the Fund’s operations, coordination of the Fund’s service providers, and the provision of office facilities and related clerical and administrative services. Columbia Management does not currently receive any fees for the administrative services it provides the Fund.

The Distributor

Shares of the Fund are distributed by the Distributor, which is located at One Financial Center, Boston, MA 02111. The Distributor is a registered broker/dealer and an indirect, wholly owned subsidiary of Bank of America. The Distributor and its affiliates may pay commissions, distribution and service fees and/or other compensation to entities, including Bank of America affiliates for selling shares and providing services to investors.

The Transfer Agent

The Transfer Agent is a registered transfer agent and an indirect, wholly owned subsidiary of Bank of America. The Transfer Agent is located at One Financial Center, Boston, MA 02111, and its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service. The Fund pays the Transfer Agent monthly fees on a per-account basis. Fees paid to the Transfer Agent include reimbursements for certain out-of-pocket expenses and sub-transfer agency fees, subject to certain limitations, paid by the Transfer Agent on the Fund’s behalf.

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Other Roles and Relationships of Bank of America and its Affiliates—Certain Conflicts of Interest

As described in Management of the Fund—Primary Service Providers, Columbia Management, the Distributor and the Transfer Agent, all affiliates of Bank of America, provide various services to the Fund for which they are compensated. Bank of America and its affiliates may also provide other services to the Fund and be compensated for them.

Columbia Management and its affiliates may provide investment advisory and other services to other clients and customers substantially similar to those provided to the Fund. These activities, and other financial services activities of Bank of America and its affiliates, may present actual and potential conflicts of interest and introduce certain investment constraints.

Bank of America is a major financial services company, engaged in a broad range of financial activities beyond the mutual fund-related activities of Columbia Management, including, among others, commercial banking, investment banking, broker/ dealer (sales and trading), asset management, insurance and other financial activities. These additional activities may involve multiple advisory, transactional, lending, financial and other interests in securities and other instruments, and in companies that issue securities and other instruments, which may be bought, sold or held by the Fund.

Conflicts of interest and limitations that could affect the Fund may arise from, for example, the following:

•	compensation and other benefits received by Columbia Management and other Bank of America affiliates related to the management/administration of the Fund and the sale of its shares;

•	the allocation of, and competition for, investment opportunities among the Fund and other funds and accounts advised/managed by Columbia Management and other Bank of America affiliates;

•	separate and potentially divergent management of the Fund and other funds and accounts advised/managed by Columbia Management and other Bank of America affiliates;

•	regulatory and other investment restrictions on investment activities of Columbia Management and other Bank of America affiliates and accounts advised/managed by them;

•	lending, investment banking and other relationships of Bank of America affiliates with companies and other entities in which the Fund invests; and

•	regulatory and other restrictions relating to the sharing of information between Bank of America and its affiliates, including Columbia Management, and the Fund.

Bank of America and its affiliates also provide a variety of products and services that, in some manner, may use the Fund and other Columbia Funds as investment options. For example:

•

the Columbia Funds are available as investments in connection with brokerage and other securities products offered by Banc of America Investment Services, Inc., an affiliated retail broker/dealer of Bank of America;

•

the Columbia Funds are used as investments in connection with fiduciary, investment management and other accounts offered by U.S. Trust, Bank of America Private Wealth Management, as well as certain Columbia Funds structured as “funds of funds;” and

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•	the Columbia Money Market Funds are offered as an investment option for a variety of cash “sweep” account programs offered by Bank of America and its affiliates.

The use of the Columbia Funds as investment options in connection with other products and services offered by Bank of America and its affiliates may introduce economic and other conflicts of interest of which you should be aware. These conflicts of interest are highlighted in sections of account documentation and other disclosure materials relating to these products and services, as well as in the SAI.
Columbia Management and Bank of America have adopted various policies and procedures that are intended to identify, monitor and address conflicts of interest. However, there is no absolute assurance that these policies, procedures and disclosures will be effective.

Additional information about Bank of America and the types of conflicts of interest and other matters referenced above is set forth in the Investment Advisory and Other Services—Other Roles and Relationships of Bank of America and Affiliates—Certain Conflicts of Interest section of the SAI, which is identified by the icon. Investors in the Fund should carefully review these disclosures and consult with their financial advisor if they have any questions.

Certain Legal Matters

On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) (“Columbia”) and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the “Distributor”) (collectively, the “Columbia Group”) entered into an Assurance of Discontinuance with the New York Attorney General (“NYAG”) (the “NYAG Settlement”) and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission (“SEC”) (the “SEC Order”) on matters relating to mutual fund trading.

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group’s applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above is being distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007. Distributions under the distribution plan began in late June 2007.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

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In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the “MDL”). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court’s memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants’ motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 (“ICA”) and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption (“the CDSC Lawsuit”). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

In 2004, the Columbia Funds’ advisor and distributor and certain affiliated entities and individuals were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. Certain Columbia Funds were named as nominal defendants. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisors and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and entered final judgment in favor of the defendants. The plaintiffs appealed to the United States Court of Appeals for the First Circuit on December 30, 2005. A stipulation and settlement agreement dated January 19, 2007 was filed in the First Circuit on February 14, 2007, with a joint stipulation of dismissal and motion for remand to obtain district court approval of the settlement. That joint motion was granted and the appeal was dismissed. On March 6, 2007, the case was remanded to the District Court. The settlement, approved by the District Court on September 18, 2007, became effective October 19, 2007. Pursuant to the settlement, the funds’ advisor and/or its affiliates made certain payments, including plaintiffs’ attorneys’ fees and costs of notice to class members.

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CHOOSING A SHARE CLASS

Description of the Share Class

Share Class Features

The Fund offers four classes of shares. Only Class Z shares are discussed in this prospectus/proxy statement. Each share class has its own investment eligibility criteria, cost structure and other features. The following summarizes the primary features of the Class Z shares. Contact your financial advisor or Columbia Funds for more information about the Fund’s share classes and how to choose among them.

Class Z Shares
Eligible Investors and Minimum Initial Investments (a)	Class Z shares are available only to certain eligible investors, which are subject to different minimum initial investment requirements. These minimum initial investment amounts range from $0 to $2,500. See Buying, Selling and Exchanging Shares—Opening an Account and Placing Orders for details.

Investment Limits	None.

Conversion Features	None.

Front-End sales Charges	None.

Distribution and Service Fees	None.

FUNDamentals™

Selling and/or Servicing Agents

The terms “selling agent” and “servicing agent” refer to the financial intermediary that employs your financial advisor. Selling and/or servicing agents include, for example, brokerage firms, banks, investment advisors, third party administrators and other financial intermediaries, including affiliates of Bank of America, such as Banc of America Investment Services, Inc.

Financial Intermediary Compensation

The Distributor and Columbia Management may make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing/sales support services relating to the Columbia Funds. Such payments are generally based upon one or more of the following factors: average net assets of the Columbia Funds sold by the Distributor attributable to that intermediary, gross sales of the Columbia Funds distributed by the Distributor attributable to that intermediary, reimbursement of ticket charges (fees that an intermediary firm charges its representatives for effecting transactions in Fund shares) or a negotiated lump sum payment. While the financial arrangements may vary for each intermediary, the support payments to any one intermediary are

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generally between 0.05% and 0.35% (and 0.03% and 0.12% with regard to the Columbia Money Market Funds) on an annual basis for payments based on average net assets of the Fund attributable to the intermediary, and between 0.10% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Columbia Funds (other than the Columbia Money Market Funds) attributable to the intermediary.

The Distributor and Columbia Management may make payments in larger amounts or on a basis other than those described above when dealing with other affiliates of Bank of America. Such increased payments to the other Bank of America affiliate may enable the other Bank of America affiliate to offset credits that it may provide to customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customers’ investments in the Fund.

The Distributor and Columbia Management may also make payments to financial intermediaries, including other Bank of America affiliates, that provide shareholder services to retirement plans and other investment programs to compensate those intermediaries for services they provide to such programs, including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing.

These payments for shareholder servicing support vary by financial intermediary but generally are not expected, with certain limited exceptions, to exceed 0.35% of the average aggregate value of the Fund’s shares in any intermediary’s program on an annual basis for those classes of shares that pay a service fee pursuant to a plan under Rule 12b-1 under the 1940 Act, and 0.45% of the average aggregate value of the Fund’s shares in any intermediary’s program on an annual basis for those classes of shares that do not pay a service fee pursuant to a plan under Rule 12b-1 under the 1940 Act.

As of November 1, 2007, the board has authorized the Fund to reimburse the Transfer Agent for amounts paid to financial intermediaries that maintain assets in omnibus accounts, subject to an annual cap of 0.15% of the average aggregate value of the Fund’s shares maintained in such accounts. The amounts in excess of that reimbursed by the Fund are borne by the Distributor or Columbia Management. The Distributor and other Bank of America affiliates may make other payments or allow promotional incentives to broker/dealers to the extent permitted by SEC and Financial Industry Regulatory Authority (FINRA) rules and by other applicable laws and regulations.

Amounts paid by the Distributor and Columbia Management are paid out of the Distributor’s and Columbia Management’s own resources and do not increase the amount paid by you or the Fund. You can find further details about the payments made by the Distributor and Columbia Management and the services provided by financial intermediaries as well as a list of the intermediaries to which the Distributor and Columbia Management have agreed to make marketing support payments in the SAI. Your financial intermediary may charge you fees and commissions in addition to those described in this Prospectus/Proxy Statement. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants may have a financial incentive for recommending the Fund or a particular share class over others. See Management of the Fund—Other Roles and Relationships of Bank of America and its Affiliates—Certain Conflicts of Interest for more information.

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BUYING, SELLING AND EXCHANGING SHARES

Share Price Determination

The price you pay or receive when you buy, sell or exchange shares is the Fund’s next determined net asset value (or NAV) per share for a given share class. The Fund calculates the net asset value per share for each class of the Fund at the end of each business day.

FUNDamentals™

NAV Calculation:

Each of the Funds’ share classes calculates its NAV as follows:

(Value of assets of the share class)
NAV	=	– (Liabilities of the share class)
Number of outstanding shares of the class

The value of the Fund’s shares is based on the total market value of all of the securities and other assets that it holds as of a specified time. The prices reported on stock exchanges and other securities markets around the world are usually used to value securities in the Fund. The Fund uses the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less.

If a market price isn’t readily available, the Fund will determine the price of the security held by the Fund based on Columbia Management’s determination of the security’s fair value. A market price is considered not readily available if, among other circumstances, the most recent reported price is deemed unreliable. In addition, the Fund may use fair valuation to price securities that trade on a foreign exchange when a significant event has occurred after the foreign exchange closes but before the time at which the Fund’s share price is calculated. Foreign exchanges typically close before the time at which Fund share prices are calculated, and may be closed altogether on some days when the Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) those impacting a single issuer; (2) governmental action that affects securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. The Fund uses various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a security’s market price is readily available and, if not, the fair value of the security.

Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when the Fund uses fair valuation to price securities, it may value those securities higher or lower than another mutual fund. Also, the use of fair valuation may cause the Fund’s performance to diverge to a greater degree from the performance of various benchmarks used to compare the Fund’s performance because benchmarks generally do not use fair valuation techniques. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value ascribed to a particular security is accurate. The Fund has retained an independent fair valuation pricing service to assist in the fair valuation process for foreign securities. International markets are sometimes

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open on days when U.S. markets are closed, which means that the value of foreign securities owned by the Fund could change on days when Fund shares cannot be bought or sold.

Transaction Rules and Policies

Remember that sales charges may apply to your transactions. You should also ask your selling and/or servicing agent about its rules, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

Also remember that the Fund may refuse any order to buy or exchange shares. If this happens, we’ll return any money we’ve received, but no interest will be paid on that money.

Order Processing

Orders to buy, sell or exchange shares are processed on business days. Orders can be delivered by mail, by telephone or online. Orders received in “good form” by the Transfer Agent or your selling and/or servicing agent before the end of a business day will receive that day’s net asset value per share. Orders received after the end of a business day will receive the next business day’s net asset value per share. The business day that applies to your order is also called a trade date.

FUNDamentals™

Business Days

A business day is any day that the New York Stock Exchange (NYSE) is open. A business day ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time. If the NYSE closes early, the business day ends as of the time the NYSE closes. On holidays and other days when the NYSE is closed, a Fund’s net asset value is not calculated and the Fund does not accept buy or sell orders. However, the value of a Fund’s assets may still be affected on such days to the extent that the Fund holds foreign securities that trade on days that foreign markets are open.

“Good Form”

An order is in “good form” if the Transfer Agent or your selling and/or servicing agent has all of the information and documentation it deems necessary to effect your order. For example, when you sell shares by letter of instruction, “good form” means that your letter has (i) complete instructions and the signatures of all account owners, (ii) a Medallion signature guarantee for amounts equal to or greater than $100,000 and (iii) any other required documents completed and attached. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, call 800.345.6611.

Medallion Signature Guarantees

Qualified customers can obtain a Medallion signature guarantee from any financial institution—including commercial banks such as Bank of America, credit unions and broker/dealers—that participates in one of the three Medallion signature guarantee programs recognized by the SEC. These

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Medallion signature guarantee programs are the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP).

Written Transactions

Once you have an account, you can communicate written buy, sell and exchange orders to the Transfer Agent at the following address: Columbia Funds, c/o Columbia Management Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.

Telephone Transactions

Once you have an account, you can place orders to buy, sell or exchange by telephone depending on how you complete the telephone authorization section of your account application. To place orders by telephone, call 800.422.3737. Have your account number and taxpayer identification number (TIN) available when calling.

You can sell up to an aggregate of $100,000 of shares via the telephone in any 30-day period if you qualify for telephone orders.

Telephone orders may not be as secure as written orders. Columbia Funds will take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. However, the Fund and its agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.

Online Transactions

Once you have an account, contact Columbia Funds at 800.345.6611 for more information on account trading restrictions and the special sign-up procedures required for online transactions. The Transfer Agent has procedures in place to authenticate electronic orders you deliver through the internet. You will be required to accept the terms of an online agreement and establish and utilize a password in order to access online account services.

You can sell up to an aggregate of $100,000 of shares through the internet in any 30-day period if you qualify for internet orders.

Customer Identification Program

Federal law requires the Fund to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Fund may need to delay the date of your purchase or may be unable to open your account, which may result in a return of your investment monies. In addition, if the Fund is unable to

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verify your identity after your account is open, the Fund reserves the right to close your account or take other steps as deemed reasonable. The Fund shall not be held liable for any loss resulting from any purchase delay, application rejection or account closure due to a failure to provide proper identifying information.

Small Account Policy—Accounts Below $250

Columbia Funds generally will automatically sell your shares if the value of your account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below $250. If your shares are sold, the Transfer Agent will remit the sale proceeds to you. Any otherwise applicable CDSC will not be imposed on such automatic sale of your shares. The Transfer Agent will send you written notification in advance of any automatic sale, which will provide details on how you may avoid such automatic sale. Generally, you may avoid such automatic sale by raising your account balance, consolidating your accounts through an exchange of shares of another Columbia Fund in which you hold shares, or setting up a Systematic Investment Plan. Contact the Transfer Agent, review our website at www.columbiafunds.com, call 800.345.6611 or contact your financial advisor for more information. The automatic sale of shares of accounts valued at less than $250 is expected to take place in the second quarter of each calendar year.

Columbia Funds may also sell your shares if a financial intermediary tells us to sell your shares pursuant to arrangements made with you, and under certain other circumstances allowed under the 1940 Act.

Small Account Policy—Minimum Balance Fee

If the value of your account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee will be assessed through the automatic sale of shares in your account. Any otherwise applicable CDSC will not be imposed on such automatic sale of your shares. The Transfer Agent will reduce the expenses paid by the Fund by any amounts it collects from the assessment of this fee. For Funds that do not have transfer agency expenses against which to offset the amount collected through assessment of this fee, the fee will be paid directly to the Fund. The Transfer Agent will send you written notification in advance of assessing any fee, which will provide details on how you can avoid the imposition of such fee. Generally, you may avoid the imposition of such fee by raising your account balance, consolidating your accounts through an exchange of shares of another Columbia Fund in which you hold shares, or setting up a Systematic Investment Plan. Contact the Transfer Agent, review our website at www.columbiafunds.com, call 800.345.6611 or contact your financial advisor for more information.

Columbia Funds reserves the right to change the minimum investment requirements for any Fund. We also reserve the right to lower the account size trigger point for the minimum balance fee in any year or for any class of shares when we believe it is appropriate to do so in light of declines in the market value of Fund shares, sales loads applicable to a particular class of shares, or for other reasons.

Exceptions to the Small Account Policy

The automatic sale of shares of accounts under $250 and the annual minimum balance fee described previously do not apply to shareholders of Class R shares or shareholders holding their shares

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through broker/dealer networked accounts; wrap fee and omnibus accounts; accounts with active Systematic Investment Plans or payroll deduction plans; accounts that were created by the automatic conversion of Class B shares to Class A shares or former Class G shares to Class T shares; and certain qualified retirement plans and health savings accounts. The automatic sale of shares of accounts under $250 does not apply to individual retirement plans.

Cash Flows

The timing and magnitude of cash inflows from investors buying Fund shares could prevent the Fund from always being fully invested. Conversely, the timing and magnitude of cash outflows to investors selling Fund shares could require large ready reserves of uninvested cash to meet shareholder redemptions. Either situation could adversely impact the Fund’s performance.

Excessive Trading Practices

Right to Reject or Restrict Share Transaction Orders—The Fund is intended for investors with long-term investment purposes and is not intended as a vehicle for frequent trading activity (market timing) that is excessive. Investors should transact in Fund shares primarily for investment purposes. The board has adopted excessive trading policies and procedures that are designed to deter excessive trading by investors (the Excessive Trading Policies and Procedures). The Fund discourages and does not accommodate excessive trading.

The Fund reserves the right to reject, without any prior notice, any buy or exchange order for any reason, and will not be liable for any loss resulting from rejected orders. For example, the Fund may in its discretion restrict, reject or cancel a buy or exchange order even if the transaction is not subject to the specific exchange limitation described below if the Fund or its agents determine that accepting the order could interfere with efficient management of the Fund’s portfolio or is otherwise contrary to the Fund’s best interests. The Excessive Trading Policies and Procedures apply equally to buy or exchange transactions communicated directly to the Transfer Agent and to those received by selling and/or servicing agents.

Specific Buying and Exchanging Limitations—If the Fund detects that an investor has made two “material round trips” in any 28-day period, it will generally reject the investor’s future buy orders, including exchange buy orders, involving any Columbia Fund.

For these purposes, a “round trip” is a purchase or exchange into the Fund followed by a sale or exchange out of the Fund. A “material” round trip is one that is deemed by the Fund to be material in terms of its amount or its potential detrimental impact on the Fund. Independent of this limit, the Fund may, in its discretion, reject future buy orders by any person, group or account that appears to have engaged in any type of excessive trading activity.

These limits generally do not apply to automated transactions or transactions by registered investment companies that invest in the Fund using a “fund of funds” structure. These limits do not apply to payroll deduction contributions by retirement plan participants, transactions initiated by a retirement plan sponsor or certain other retirement plan transactions consisting of rollover transactions, loan repayments and disbursements, and required minimum distribution redemptions. They may be

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modified or rescinded for accounts held by certain retirement plans to conform to plan limits, for considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs. Accounts known to be under common ownership or control generally will be counted together, but accounts maintained or managed by a common intermediary generally will not be considered to be under common ownership or control. The Fund retains the right to modify these restrictions at any time without prior notice to shareholders.

Limitations on the Ability to Detect and Prevent Excessive Trading Practices—The Fund takes various steps designed to detect and prevent excessive trading, including daily review of available shareholder transaction information. However, the Fund receives buy, sell and exchange orders through financial intermediaries, and cannot always know or reasonably detect excessive trading that may be facilitated by financial intermediaries or by the use of the omnibus account arrangements they offer. Omnibus account arrangements are common forms of holding shares of mutual funds, particularly among certain financial intermediaries such as broker/dealers, retirement plans and variable insurance products. These arrangements often permit financial intermediaries to aggregate their clients’ transactions and accounts, and in these circumstances, the identity of the shareholders is often not known.

Some financial intermediaries apply their own restrictions or policies to underlying investor accounts, which may be more or less restrictive than those described here. This may impact the Fund’s ability to curtail excessive trading, even where it is identified. For these and other reasons, it is possible that excessive trading may occur despite the Fund’s efforts to detect and prevent it.

Although these restrictions and policies involve judgments that are inherently subjective and may involve some selectivity in their application, the Fund seeks to act in a manner that it believes is consistent with the best interests of shareholders in making any such judgments.

Risks of Excessive Trading—Excessive trading creates certain risks to the Fund’s long-term shareholders and may create the following adverse effects:

•	negative impact on the Fund’s performance;

•	potential dilution of the value of the Fund’s shares;

•

interference with the efficient management of the Fund’s portfolio, such as the need to maintain undesirably large cash positions, the need to use its line of credit or the need to buy or sell securities it otherwise would not have bought or sold;

•	losses on the sale of investments resulting from the need to sell securities at less favorable prices;

•	increased taxable gains to the Fund’s remaining shareholders resulting from the need to sell securities to meet sell orders; and

•	increased brokerage and administrative costs.

To the extent that the Fund invests significantly in foreign securities traded on markets that close before the Fund’s valuation time, it may be particularly susceptible to dilution as a result of excessive trading. Because events may occur after the close of foreign markets and before the Fund’s valuation time that influence the value of foreign securities, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of foreign securities as of the Fund’s valuation time. This

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is often referred to as price arbitrage. The Fund has adopted procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what the Fund believes to be the fair value of those securities as of its valuation time. To the extent the adjustments don’t work fully, investors engaging in price arbitrage may cause dilution in the value of the Fund’s shares held by other shareholders.

Similarly, to the extent that the Fund invests significantly in thinly traded high yield bonds (junk bonds) or equity securities of small-capitalization companies, because these securities are often traded infrequently, investors may seek to trade their shares in an effort to benefit from their understanding of the value of these securities. This is also a type of price arbitrage. Any such frequent trading strategies may interfere with efficient management of the Fund’s portfolio to a greater degree than would be the case for mutual funds that invest in highly liquid securities, in part because the Fund may have difficulty selling those portfolio securities at advantageous times or prices to satisfy large and/or frequent sell orders. Any successful price arbitrage may also cause dilution in the value of Fund shares held by other shareholders.

Opening an Account and Placing Orders

Columbia Funds encourages you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your selling and/or servicing agent. As described in Buying, Selling and Exchanging Shares—Transaction Rules and Policies, once you have an account you can also communicate your orders directly to the Transfer Agent by mail, by telephone or online.

BUYING SHARES

Eligible Investors: Class Z Shares

Once you have opened an account, you can buy Class Z shares in a lump sum, through our Systematic Investment Plan, by dividend diversification, by wire or by electronic funds transfer. Class Z shares are only available to the categories of eligible investors described below, each of which is subject to its own minimum initial investment requirements.

Minimum Initial Investments

There is no minimum initial investment in Class Z shares for the following categories of eligible investors:

•

Any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Columbia Management Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the funds of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the funds of Columbia Acorn Trust immediately prior to the distribution, transfer or rollover.

•

Any health savings account sponsored by a third party platform, including those sponsored by Bank of America affiliates, and any omnibus group retirement plan for which a financial intermediary or other entity provides services and is not compensated by the Funds for those

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services, other than in the form of payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

•

Any investor participating in a wrap program sponsored by a financial intermediary or other entity that is paid an asset-based fee by the investor and that is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

The minimum initial investment in Class Z shares for the following categories of eligible investors is $1,000:

•

Any individual retirement plan (assuming the eligibility criteria below are met) or group retirement plan that is not held in an omnibus manner for which a financial intermediary or other entity provides services and is not compensated by the Funds for those services, other than in the form of payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

The minimum initial investment in Class Z shares for the following categories of eligible investors is $2,500:

•

Any client of Bank of America or one of its subsidiaries buying shares through an asset management company, trust, fiduciary, retirement plan administration or similar arrangement with Bank of America or the subsidiary.

•	Any investor buying shares through a Columbia Management state tuition plan organized under Section 529 of the Internal Revenue Code.

•

Any shareholder (as well as any family member of a shareholder or person listed on an account registration for any account of the shareholder) of another fund distributed by the Distributor (i) who holds Class Z Shares; (ii) who held Primary A shares prior to the share class redesignation of Primary A shares as Class Z shares that occurred on August 22, 2005; (iii) who holds Class A shares that were obtained by an exchange of Class Z shares; or (iv) who bought shares of certain mutual funds that were not subject to sales charges and that merged with another fund distributed by the Distributor.

•	Any trustee or director (or family member of a trustee or director) of a fund distributed by the Distributor.

•	Any employee (or family member of an employee) of Bank of America or one of its subsidiaries.

•

Any investor participating in an account offered by a financial intermediary or other entity that provides services to such an account, is paid an asset-based fee by the investor and is not compensated by the Funds for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent (each investor buying shares through a financial intermediary must independently satisfy the minimum Investment requirement noted above).

•

Any institutional investor who is a corporation, partnership, trust, foundation, endowment, institution, government entity, or similar organization, which meets the respective qualifications for an accredited investor, as defined under the Securities Act of 1933.

•

Certain financial institutions and intermediaries, such as insurance companies, trust companies, banks, endowments, investment companies or foundations, buying shares for their own account, including Bank of America and its affiliates and/or subsidiaries.

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Minimum Additional Investments

There is no minimum additional investment for Class Z shares.

Systematic Investment Plan

The Systematic Investment Plan allows you to make regular purchases in amounts of $50 or more via automatic transfers from your bank account to the Fund on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan.

Dividend Diversification

Generally, you may automatically invest distributions made by another Columbia Fund into the same class of shares (and in some cases certain other classes of shares) of the Fund at no additional sales charge. A sales charge may apply when you invest distributions made by a Columbia Fund that were not assessed a sales charge at the time of your initial purchase. Call Columbia Funds at 800.345.6611 for details.

Wire Purchases

You may buy Class Z shares of the Fund by wiring money from your bank account to your Fund account by calling the Transfer Agent at 800.422.3737.

Electronic Funds Transfer

You may buy Class Z shares of the Fund by electronically transferring money from your bank account to your Fund account by calling the Transfer Agent at 800.422.3737. An electronic funds transfer may take up to three business days to settle and be considered in “good form.” You must set up this feature by contacting the Transfer Agent prior to your request.

Other Purchase Rules You Should Know

•	Once the Transfer Agent or your selling and/or servicing agent receives your buy order in “good form,” your purchase will be made at the next calculated net asset value per share.

•	You generally buy Class Z shares at net asset value per share because no front-end sales charge applies to purchases of this share class.

•

The Fund reserves the right to cancel your order if it doesn’t receive payment within three business days of receiving your buy order. The Fund will return any payment received for orders that have been cancelled, but no interest will be paid on that money.

•	Selling and/or servicing agents are responsible for sending your buy orders to the Transfer Agent and ensuring that we receive your money on time.

•	Shares bought are recorded on the books of the Fund. The Fund doesn’t issue certificates.

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SELLING SHARES

When you sell your shares, the Fund is effectively buying them back from you. This is called a redemption.

Wire Redemptions

You may request that your Class Z shares sale proceeds be wired to your bank account by calling the Transfer Agent at 800.422.3737. You must set up this feature prior to your request. For shares sold by Fedwire, there is generally a fee of $7.50. The receiving bank may charge an additional fee. The Transfer Agent may waive the fee for certain accounts.

Electronic Funds Transfer

You may sell Class Z shares of the Fund and request that the proceeds be electronically transferred to your bank account by calling the Transfer Agent at 800.422.3737. It may take up to three business days for the sale proceeds to be received by your bank. You must set up this feature by contacting the Transfer Agent prior to your request.

Systematic Withdrawal Plan

The Systematic Withdrawal Plan lets you withdraw funds from your Class Z shares account any day of the month on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan. Your account balance generally must be at least $5,000 to set up the plan, but certain fee-based and wrap accounts are not subject to this requirement. If you set up the plan after you’ve opened your account, your signature must be Medallion guaranteed.

You can choose to receive your withdrawals via check or direct deposit into your bank account. You can cancel the plan by giving Columbia Funds 30 days notice in writing or by calling the Transfer Agent at 800.422.3737. It’s important to remember that if you withdraw more than your investment in the Fund is earning, you’ll eventually use up your original investment.

In-Kind Distributions

The Fund reserves the right to honor sell orders with in-kind distributions of portfolio securities instead of cash. In the event the Fund makes such an in-kind distribution, you may incur the brokerage and transaction costs associated with converting the portfolio securities you receive into cash. Also, the portfolio securities you receive may increase or decrease in value before you convert them into cash.

Other Redemption Rules You Should Know

•	Once the Transfer Agent or your selling and/or servicing agent receives your sell order in “good form,” your shares will be sold at the next calculated net asset value per share.

•

If you sell your shares directly through Columbia Funds, we will normally send the sale proceeds by mail or electronically transfer them to your bank account within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in “good form.”

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•

If you sell your shares through a selling agent, Columbia Funds will normally send the sale proceeds by Fedwire within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in “good form.”

•

If you paid for your shares by check or by wire transfer from your bank account as an Automated Clearing House (ACH) transaction, Columbia Funds will hold the sale proceeds when you sell those shares for up to 10 days after the trade date of the purchase.

•	No interest will be paid on uncashed redemption checks.

•

Columbia Funds can delay payment of the sale proceeds for up to seven days and may suspend redemptions and/or postpone payment of redemption proceeds when the NYSE is closed or during emergency circumstances as determined by the SEC.

•	Other restrictions may apply to retirement accounts. For information about these restrictions, contact your retirement plan administrator.

•	Also keep in mind Columbia Funds’ Small Account Policy, which is described above in Buying, Selling and Exchanging Shares—Transaction Rules and Policies.

EXCHANGING SHARES

You can generally sell shares of the Fund to buy shares of another Columbia Fund, in what is called an exchange. You should read the prospectus of, and make sure you understand the investment objective and principal investment strategies of, the Columbia Fund into which you are exchanging.

Systematic Exchanges

You may buy Class Z shares of the Fund by exchanging $100 or more each month from another Columbia Fund for shares of the same class of the Fund at no additional cost. Contact the Transfer Agent or your financial advisor to set up the plan. If you set up your plan to exchange more than $100,000 each month, you must have your signature Medallion guaranteed.

Exchanges will continue as long as your balance is sufficient to complete the systematic monthly transfers, subject to Columbia Funds’ Small Account Policy described above in Buying, Selling and Exchanging Shares—Transaction Rules and Policies. You may terminate the program or change the amount you would like to exchange (subject to the $100minimum) by calling Columbia Funds at 800.345.6611. A sales charge may apply when you exchange shares of a Columbia Fund that were not assessed a sales charge at the time of your initial purchase.

The rules described below for making exchanges apply to systematic exchanges.

Other Exchange Rules You Should Know

•	Exchanges are made at net asset value.

•	You can generally make exchanges between like share classes of any Columbia Fund. Some exceptions apply.

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•	The rules for buying shares of a Columbia Fund apply to exchanges into that Fund.

•	You may make exchanges only into a Columbia Fund that is legally offered and sold in your state of residence.

•	You generally may make an exchange only into a Columbia Fund that is accepting investments.

•	The Fund may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

•	Unless your account is part of a tax-advantaged retirement plan, an exchange for shares of another Fund is a taxable event, and you may realize a gain or loss for tax purposes.

DISTRIBUTIONS AND TAXES

Distributions to Shareholders

A mutual fund can make money two ways:

•	It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds, and dividends paid on common stocks.

•

A mutual fund can also have capital gain if the value of its investments increases. While a fund continues to hold an investment, any gain is unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than it originally paid. Capital gains are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term gains) or more than one year (long-term gains).

FUNDamentals™

Distributions

Mutual funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund’s distributed income, including capital gain.

Reinvesting your distributions buys you more shares of a fund—which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you’ll earn more money if you reinvest your distributions rather than receive them in cash.

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The Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its net income (interest and dividends less expenses) and net capital gains so that the Fund won’t have to pay any federal income tax on undistributed income and gains. The Fund intends to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year. Normally, the Fund will declare and pay distributions of net investment income according to the following schedule:

Declaration and Distribution Schedule

Declarations	quarterly
Distributions	quarterly

The Fund may, however, declare and pay distributions of net investment income more frequently.

Different share classes of the Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

The Fund generally pays cash distributions within five business days after the distribution was declared. If you sell all of your shares after the record date but before the payment date for a distribution, you’ll normally receive that distribution in cash within five business days after the sale was made.

The Fund will automatically reinvest distributions in additional shares of the same share class of the Fund unless you inform us you want to receive your distributions in cash. You can do this by writing Columbia Funds at the address on the back cover, or by calling us at 800.345.6611. No sales charges apply to the purchase or sale of such shares. Distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.

Unless you are investing through a tax-deferred retirement account (such as an IRA), you should consider avoiding buying Fund shares shortly before the Fund makes a distribution, because doing so can cost you money in taxes. This is because you will, in effect, receive part of your purchase price back in the distribution. This is known as “buying a dividend.” To avoid “buying a dividend,” check the Fund’s distribution schedule above before you invest. Similarly, if you buy shares of the Fund when it holds securities with unrealized capital gain, you will, in effect, receive part of your purchase price back if and when the Fund sells those securities and distributes the realized gain. This distribution is also subject to tax. The Fund may have, or may build up over time, high levels of unrealized capital gain. If you buy shares of the Fund when it has capital loss carryforwards, the Fund may have the ability to offset future capital gains realized by the Fund that otherwise would have been distributed to shareholders with such carryforwards, although capital loss carryforwards generally expire after eight taxable years and may be subject to substantial limitations.

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Taxes and Your Investment

The Fund will send you a statement each year showing how much you’ve received in distributions in the prior year and the distributions’ character for federal income tax purposes. The Fund expects that distributions will consist primarily of capital gains. In addition, you should be aware of the following:

•

The Fund intends to qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund’s failure to qualify as a regulated investment company would result in fund level taxation, and consequently, a reduction in income available for distribution to you.

•	Distributions are usually taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund.

•

Distributions of the Fund’s ordinary income and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Fund’s net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long the Fund has owned the investments that generated them, rather than how long you have owned your shares.

•

For taxable years beginning on or before December 31, 2010, if you are an individual and you meet certain holding period and other requirements for your Fund shares, a portion of your distributions may be treated as “qualified dividend income.” Qualified dividend income is income attributable to the Fund’s dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends.

•	For taxable years beginning on or before December 31, 2010, the maximum individual federal income tax rate on net long-term capital gain and qualified dividend income is 15%.

•

A sale or exchange of Fund shares is a taxable event. This includes redemptions where you are paid in securities. Your sales (including those paid in securities) and exchanges of Fund shares usually will result in a taxable capital gain or loss to you, equal to the difference between the amount you receive for your shares (or are deemed to have received in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held your Fund shares for more than one year at the time of sale or exchange. In certain circumstances, capital losses may be disallowed.

•

The Fund is required by federal law to withhold tax on any taxable distributions and sale proceeds paid to you (including amounts paid to you in securities and amounts deemed to be paid to you upon an exchange of shares) if: you haven’t provided a correct taxpayer identification number (TIN) or haven’t certified to the Fund that withholding doesn’t apply; the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records; or the IRS informs the Fund that you are otherwise subject to backup withholding.

D-23

FUNDamentals™

Taxes

The information provided above is only a summary of how U.S. federal income taxes may affect your investment in a Fund. It is not intended as a substitute for careful tax planning. Your investment in a Fund may have other tax implications.

It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA.

You should consult with your own tax advisor about the particular tax consequences to you of an investment in a Fund, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.

HYPOTHETICAL FEES AND EXPENSES

The following supplemental hypothetical investment information provides additional information about the effect of the fees and expenses of the Fund, including investment advisory fees and other Fund costs, on the Fund’s returns over a 10-year period. The chart shows the estimated fees and expenses that would be charged on a hypothetical investment of $10,000 in Class Z shares of the Fund, assuming a 5% return each year, the cumulative return after fees and expenses and the hypothetical year-end balance before fees and expenses. The chart also assumes that all dividends and distributions are reinvested. The annual expense ratio used for the share class, which is the same as that stated in the Annual Fund Operating Expense table, is presented in the chart and is net of any contractual fee waivers or expense reimbursements for the period of contractual commitment. Your actual costs may be higher or lower.

D-24

Columbia Real Estate Equity Fund—Class Z Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio(a)	Cumulative Return After Fees and Expenses	Hypothetical Year- End Balance After Fees and Expenses	Annual Fees and Expenses(b)
1	5.00%	0.95%	4.05%	$10,405.00	$96.92
2	10.25%	0.95%	8.26%	$10,826.40	$100.85
3	15.76%	0.95%	12.65%	$11,264.87	$104.93
4	21.55%	0.95%	17.21%	$11,721.10	$109.18
5	27.63%	0.95%	21.96%	$12,195.80	$113.61
6	34.01%	0.95%	26.90%	$12,689.73	$118.21
7	40.71%	0.95%	32.04%	$13,203.67	$122.99
8	47.75%	0.95%	37.38%	$13,738.42	$127.97
9	55.13%	0.95%	42.95%	$14,294.82	$133.16
10	62.89%	0.95%	48.74%	$14,873.76	$138.55
Total Gain After Fees and Expenses				$4,873.76

Total Annual Fees and Expenses Paid					$1,166.37

(a)	The annual expense ratio shown is the pro forma operating expense ratio of the Fund assuming the consummation of the Merger.
(b)	Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

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Appendix E — Financial Highlights for the Acquiring Fund

The financial highlights table below is intended to help you understand the Acquiring Fund’s financial performance. Information is shown for the last five fiscal years, which run from September 1 to August 31, unless otherwise indicated. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Acquiring Fund (assuming the reinvestment of all dividends and distributions). This information has been derived from the Acquiring Fund’s financial statements which have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Acquiring Fund’s financial statements, is included in the Acquiring Fund’s annual report. You can request a free annual report containing these financial statements by calling 1-800-345-6611.

Selected data for a share outstanding throughout each period is as follows:

Class Z Shares

	Year Ended August 31,						Period Ended August 31, 2003(a)		Year Ended December 31, 2002(b)
	2007		2006		2005	2004
Net Asset Value, Beginning of Period	$29.10		$27.86		$25.60	$21.06	$17.81		$18.04

Income from Investment Operations:
Net investment income(c)	0.29		0.48		0.90 (d)	0.88	0.39	(e)	0.82
Net realized and unrealized gain on investments	1.22		4.88		4.70	4.62	3.14	(e)	(0.25)

Total from Investment Operations	1.51		5.36		5.60	5.50	3.53		0.57

Less Distributions to Shareholders:
From net investment income	(0.39)		(0.84)		(0.82)	(0.77)	(0.28)		(0.71)
From net realized gains	(9.48)		(3.28)		(2.52)	(0.19)	—		(0.09)

Total Distributions to Shareholders	(9.87)		(4.12)		(3.34)	(0.96)	(0.28)		(0.80)

Net Asset Value, End of Period	$20.74		$29.10		$27.86	$25.60	$21.06		$17.81
Total return(f)	1.95%		21.99%		22.99%	26.72%	20.01	%(g)	3.12%

Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense(h)	0.96%		0.94%		0.93%	0.97%	1.08	%(i)	0.94%
Interest expense	—	%(j)	—	%(j)	—	—	—		—
Net expenses(h)	0.96%		0.94%		0.93%	0.97%	1.08	%(i)	0.94%
Net investment income(h)	1.10%		1.78%		3.40%	3.78%	3.09	%(e)(i)	5.30%
Portfolio turnover rate	67%		10%		10%	28%	33	%(g)	53%
Net assets, end of period (000’s)	$377,388		$578,899		$758,147	$872,924	$884,747		$774,646

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(a)	The Columbia Real Estate Equity Fund changed its fiscal year end from December 31 to August 31.
(b)	On November 1, 2002, the existing Columbia Real Estate Equity Fund shares were renamed Class Z shares.
(c)	Per share data was calculated using the average shares outstanding during the period.
(d)	Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.24 per share.
(e)	Effective January 1, 2003, Columbia Real Estate Equity Fund adopted the policy to reduce cost of investments for financial statement purposes by the distributions received in excess of income from real estate investment trusts. The effect of this change for the eight months ended August 31, 2003 was to decrease the net investment income per share by $0.05, increase net realized and unrealized gain on investments per share by $0.05 and decrease the ratio of net investment income to average net assets from 3.51% to 3.09%. Per share data and ratios for the period prior to August 31, 2003 have not been restated to reflect this change in policy.
(f)	Total return at net asset value assuming all distributions reinvested.
(g)	Not annualized.
(h)	The benefits derived from expense reductions had an impact of less than 0.01%.
(i)	Annualized.
(j)	Rounds to less than 0.01%.

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Appendix F — Comparison of Organizational Documents

Comparison of the Governing Documents of Excelsior Funds, Inc. and Columbia Funds Series Trust I

The material differences between the terms of the Articles of Incorporation and Bylaws of Excelsior Funds, Inc. (“EFI”) (of which the Acquired Fund is a series) and the Declaration of Trust and Bylaws of Columbia Funds Series Trust I (“CFST I”) (of which the Acquiring Fund is a series) are highlighted below.

Shareholder voting rights: EFI’s Articles of Incorporation (the “Articles”) provide that stockholders have the right to vote on any matter submitted to a vote of stockholders. The Bylaws specifically provide that shareholders have the right to elect directors, the ability to remove directors (with or without cause), and the ability to adopt, alter, amend, or repeal the Bylaws by majority vote at any annual or special meeting. The Articles also specify that any amendments to the Articles which change the terms or contract rights of any of its outstanding stock are not valid unless authorized by not less than a majority of the aggregate number of votes entitled to be cast at a meeting. Although not specifically stated in the Articles, EFI stockholders have the right to vote on all matters required by the 1940 Act. On any matter submitted to a vote, shares are voted in the aggregate and not by class except that: (i) when expressly required by law, or when otherwise permitted by the Board of Directors acting in its sole discretion, shares of capital stock are voted by individual class and (ii) only shares of the respective class or classes affected by a matter are entitled to vote on such matter.

CFST I’s Declaration of Trust (the “Declaration”) provides shareholders with the power to vote on (1) the election of trustees (shareholders may also fix the number of trustees at a shareholder meeting called for that purpose); (2) whether or not a court action, proceeding or claim should be brought or maintained derivatively or as a class action on behalf of CFST I or shareholders; (3) the termination of CFST I or any series or class by the shareholders; and (4) such additional matters relating to CFST I as may be required by applicable law, including the 1940 Act, the Declaration, CFST I’s Bylaws or any registration of CFST I with the SEC (or any successor agency) or any state, or as the trustees may consider necessary or desirable. Shareholders of any particular series or class are not entitled to vote on any matters as to which such series of class is not affected. There is no cumulative voting in the election of trustees.

Shareholder meetings: EFI’s Bylaws provide that special meetings of the stockholders may be called at any time by the Board of Directors or by the President, and must be called by the President or Secretary at the request in writing of a majority of the Board of Directors or at the request in writing of stockholders entitled to cast at least twenty-five (25) percent of all the votes entitled to be cast at such meeting.

The Declaration provides that only the trustees may call shareholder meetings.

Quorum for shareholder meetings: EFI’s Bylaws state that a quorum is met when at least a majority of the shares entitled to vote are present.

The Declaration states that a quorum is met when thirty (30) percent of the shares entitled to vote are present.

F-1

Required shareholder vote: Except when a larger vote is required by law or the Articles, EFI’s Bylaws state that a majority of all the votes cast when a quorum is met will decide all matters. When a matter is to be voted on by an individual class or series, then a majority of all the votes cast for that class or series will decide that matter insofar as that class or series is concerned.

The Declaration provides that except when a larger vote is required by law, by CFST I’s Bylaws, or by specific provisions in the Declaration, a majority of shares voted when a quorum is present will decide all matters, except that a plurality elects a trustee. The Declaration also specifies that, where a matter affects the rights of a specific series or class, a majority of the shares of such series or class entitled to vote is required to decide the question.

Notice to shareholders: EFI’s Bylaws state that notice of shareholder meetings must be sent to shareholders not less than ten (10) days nor more than ninety (90) days prior to the meeting.

The Declaration provides that notice of shareholder meetings must be sent to shareholders at least seven (7) days prior to the meeting. In addition to notice by mail (postage prepaid), the Declaration states that notice can also be provided by facsimile or other electronic transmission. The Declaration also specifies that a written waiver of notice, executed before or after the meeting and filed with the records of the meeting, shall be deemed equivalent to such notice.

Amendment to the Charter: The Articles provide that EFI can make amendments to the Articles that are authorized by law, including any amendments changing the terms or contract rights of any of its outstanding stock by classification, reclassification or otherwise, but no amendment that changes such terms or contract rights of any of its outstanding stock is valid unless such amendment is authorized by not less than a majority of the aggregate number of the votes entitled to be cast thereon.

The trustees of CFST I can amend the Declaration without shareholder approval. The trustees must provide notice of any non-ministerial amendment to shareholders.

Termination of a fund, series or class: The Articles do not specifically provide for the termination of EFI, and the corporation is of perpetual duration. However, the Board of Directors may sell and convert the assets of any class of EFI to money and EFI may then redeem all of the outstanding shares of such class at the net asset value without shareholder approval unless shareholder approval is required by law.

CFST I and any series or class thereof may be terminated at any time by the trustees by written notice to shareholders or at any time by vote of at least 66- 2/3% of the shares entitled to vote. CFST I may be terminated at any time by vote of at least 66- 2/3% of the shares of each series entitled to vote and voting separately by series. Any series or class may be terminated at any time by vote of at least 66- 2/3 % of the shares of that series or class.

Merger, consolidation or conversion: The Articles permit the Board of Directors to sell and convey the assets of a class of EFI to another investment management company (as defined under the 1940 Act) without shareholder approval unless shareholder approval is required by law. The Articles further permit the Board of Directors to combine the assets belonging to a class with the assets belonging to any one or more other classes without shareholder approval (unless shareholder approval is required by law) if the Board of Directors reasonably determines that such combination will not have a material adverse effect on the shareholders of any class participating in such combination.

F-2

CFST I’s trustees have the power to cause CFST I or any series to be merged or consolidated with another trust or company. The trustees may accomplish such merger or consolidation without the vote of shareholders, unless such shareholder vote is required by law. Trustees are expressly allowed to transfer all or a substantial portion of the assets of CFST I to another trust or company.

Committees: EFI does not have mandatory committees, but the Board of Directors may appoint from among its members an executive and other committees of the Board of Directors composed of two or more directors. To the extent permitted by law, the Board of Directors may delegate to any such committee or committees any of the powers of the Board of Directors in the management of the business, affairs and property of EFI.

CFST I does not have any mandatory committees, but the trustees may form committees consisting of one or more trustees to exercise the powers and authority of the trustees to the extent the trustees determine.

Trustee/director removal: EFI’s Bylaws provide that directors may be removed, with or without cause, at any meeting of the stockholders called for that purpose by a majority vote.

CFST I’s trustees may be removed with or without cause by majority vote of the trustees.

Trustee liability and indemnification: EFI’s Bylaws state that directors will be indemnified to the full extent permissible under the General Laws of the State of Maryland, the 1933 Act and the 1940 Act, except that such indemnity shall not protect any such person against any liability to EFI to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Inclusion of the language “to the full extent permissible under the 1940 Act” has the effect of limiting the indemnification of EFI’s Directors in a manner similar to the corresponding provisions in CFST I’s Declaration of Trust.

CFST I’s trustees are liable to CFST I for willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the trustee’s office. CFST I trustees are specifically exempted from liability for neglect of officers, agents or employees of CFST I. In addition, CFST I trustees that are singled out as experts on particular issues, such as a chair of a committee, are not held to any higher standard than their non-expert counterparts with respect to their duties.

Advancement of expenses incurred in defending directors/trustees: EFI’s Bylaws provide that directors are entitled to advances from EFI for payment of the reasonable expenses incurred by them in connection with proceedings to which the director is a party in the manner and to the full extent permissible under the General Laws of the State of Maryland, the 1933 Act and the 1940 Act. Inclusion of the language “to the full extent permissible under the 1940 Act” has the effect of limiting the advancement of expenses in a manner similar to the corresponding provisions in CFST I’s Bylaws.

CFST I’s Bylaws provide that, upon receipt of an undertaking by or on behalf of the trustee or officer to repay amounts ultimately determined to be unauthorized under the Bylaws, CFST I shall advance to eligible trustees and officers expenses incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body in which such persons are or were involved as a party or otherwise or with which such

F-3

persons are or were threatened, by reason of any alleged act or omission or be reason of being or having been a trustee or officer. Any such expenses include counsel fees but exclude amounts paid in satisfaction of judgments, in compromise or as fines or penalties in the advance of the final disposition of any such action. CFST I shall pay such expenses provided that either (1) such persons have provided appropriate security, (b) CFST I shall be insured against losses arising from any such advance payments or (c) either a majority of the disinterested trustees acting on the matter or independent legal counsel in a written opinion have determines that there is reason to believes such persons will be found entitled to indemnification under CFST I’s Bylaws.

Shareholder liability: EFI shareholders are ordinarily insulated from liability for the debts of EFI absent fraud or clear disregard for the corporate structure.

All persons extending credit to, contracting with or having any claim against CFST I or any series or class must look only to the assets of CFST I or the series or class, as applicable, for payment under such credit, contract or claim, and shareholders, whether past, present or future, are not personally liable therefore. If any shareholder or former shareholder is held personally liable solely by reason of his or her being or having been a shareholder of CFST I or of a particular series or class, and not because of his or her acts or omissions or for some other reason, the shareholder or former shareholder shall be entitled out of the assets of the series (or attributable to the class) of which he or she is a shareholder or former shareholder to be held harmless from and indemnified against all loss and expense arising from such liability.

Stock certificates: EFI’s Bylaws state that stockholders are entitled upon written request to a stock certificate or certificates, representing and certifying the number and kind of full shares held by the stockholder.

CFST I generally does not issue share certificates.

Authorized shares: The Board of Directors of EFI must authorize shares of EFI before such shares may be issued, and such shares have a par value of $0.001 per share.

CFST I has an unlimited number of authorized shares, without par value.

Involuntary Redemptions of Accounts: The Articles provide that the EFI, to the extent permitted by applicable law, has the right at any time to redeem the shares owned by any stockholder if the value of such shares in the shareholder’s account is less than five hundred dollars ($500), provided that each stockholder shall be notified that his account is less than $500 and allowed sixty (60) days to make additional purchases of shares before such redemption.

The Declaration provides that CSFT I may redeem shares of any shareholder (i) if the shareholder owns shares of any series or class with an aggregate net asset value of less than an amount determined by the trustees from time to time , or (ii) to the extent the shareholder owns shares equal to or in excess of a percentage determined from time to time by the trustees of the outstanding shares of CFST I or any series or class thereof.

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EXC-51/148931-0208

Filed pursuant to Rule 497(b).

File no. 333-148106.

EQUITY INCOME FUND

One Financial Center, Boston, Massachusetts 02111-2621

Dear Shareholder:

I am writing to ask for your vote on the proposed merger of Equity Income Fund (the “Acquired Fund”), a series of Excelsior Funds Trust, into Columbia Dividend Income Fund (the “Acquiring Fund”), a series of Columbia Funds Series Trust I, at a special meeting of shareholders of the Acquired Fund to be held on March 14, 2008.

The proposed merger is one of several mergers recommended by Columbia Management Group, LLC (“CMG”) following the recent acquisition by Bank of America Corporation (“Bank of America”) of U.S. Trust Corporation (“U.S. Trust”). The acquisition included all of U.S. Trust’s subsidiaries, including the investment advisor to the Acquired Fund. Bank of America is the ultimate parent of Columbia Management Advisors, LLC (“Columbia Management”), the investment advisor to the Acquiring Fund. Shareholders of the Excelsior Funds previously approved new investment advisory agreements that became effective upon completion of the acquisition. CMG’s overall goal in proposing these fund mergers is twofold. First, by merging Excelsior Funds into Columbia Funds with generally similar investment strategies, the combined investment portfolios will be larger, which tends to lead to greater efficiency. Second, by streamlining the product offering of the fund complex, management, distribution and other resources will be more effectively concentrated on a more focused group of portfolios. The merger of the Acquired Fund into the Acquiring Fund will enable Acquired Fund shareholders to invest in a larger, potentially more efficient investment portfolio while continuing to pursue a similar investment strategy.

Should the merger be approved and other conditions to the merger be satisfied, your current investment will be exchanged for an equal investment (that is, dollar value) in the Acquiring Fund. The exchange is expected to be tax-free for U.S. federal income tax purposes. Shareholders of the Acquired Fund will receive shares of the Acquiring Fund corresponding to the class of shares they currently own (for example, holders of Shares Class shares will receive Class Z shares of the Acquiring Fund). More information on the specific details of and reasons for the merger is contained in the enclosed combined Prospectus/Proxy Statement. Please read it carefully.

THE TRUSTEES OF YOUR FUND UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR THE MERGER.

YOUR VOTE IS IMPORTANT. YOU CAN VOTE BY COMPLETING THE ENCLOSED PROXY CARD. A SELF-ADDRESSED POSTAGE-PAID ENVELOPE HAS BEEN ENCLOSED FOR YOUR CONVENIENCE.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

Christopher L. Wilson

President and Principal Executive Officer

Excelsior Funds Trust

February 8, 2008

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD

March 14, 2008

EQUITY INCOME FUND

A Series of Excelsior Funds Trust

One Financial Center

Boston, Massachusetts 02111-2621

1-800-708-7953

February 8, 2008

To the Shareholders of Equity Income Fund:

NOTICE IS HEREBY GIVEN that a special meeting of the shareholders of Equity Income Fund (the “Acquired Fund”), a series of Excelsior Funds Trust, will be held at 2:00 p.m. Eastern time on March 14, 2008, at One Financial Center, Boston, Massachusetts 02111-2621, for the following purposes:

1.	To approve an Agreement and Plan of Reorganization providing for (i) the sale of all of the assets of the Acquired Fund to, and the assumption of all of the liabilities of the Acquired Fund by, Columbia Dividend Income Fund (the “Acquiring Fund”), a series of Columbia Funds Series Trust I, in exchange for shares of the Acquiring Fund, and (ii) the distribution of such shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund.

2.	To consider and act upon such other matters as may properly come before the meeting or any adjourned session of the meeting.

Shareholders of record of the Acquired Fund at the close of business on December 21, 2007 are entitled to notice of and to vote at the meeting and any adjourned session of the meeting.

By Order of the Board of Trustees,

James R. Bordewick, Jr.,

Secretary

Excelsior Funds Trust

NOTICE:	YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE SEE THE ENCLOSED PROSPECTUS/PROXY STATEMENT AND OTHER MATERIALS FOR INSTRUCTIONS ON HOW TO VOTE EASILY AND QUICKLY.

PROSPECTUS/PROXY STATEMENT

January 16, 2008

Acquisition of the Assets and Liabilities of

EQUITY INCOME FUND

c/o Excelsior Funds Trust

One Financial Center

Boston, Massachusetts 02111-2621

1-800-708-7953

by and in Exchange for Shares of

COLUMBIA DIVIDEND INCOME FUND

c/o Columbia Funds Series Trust I

One Financial Center

Boston, Massachusetts 02111-2621

1-800-708-7953

The prospectus/proxy statement (the “Prospectus/Proxy Statement”) and the enclosed proxy card (the “Proxy Card”) are expected to be mailed to shareholders beginning on or about February 8, 2008.

The Prospectus/Proxy Statement contains information shareholders should know before voting on the following proposal:

Proposal: Approval of the Agreement and Plan of Reorganization with respect to the proposed acquisition of Equity Income Fund (the “Acquired Fund”), a series of Excelsior Funds Trust (the “Excelsior Trust”), by Columbia Dividend Income Fund (the “Acquiring Fund”), a series of Columbia Funds Series Trust I (the “Columbia Trust”) (the “Agreement and Plan of Reorganization”).

The proposal will be considered by shareholders of the Acquired Fund at a special meeting of shareholders of the Acquired Fund (the “Meeting”) that will be held at One Financial Center, Boston, Massachusetts 02111-2621. Although the Agreement and Plan of Reorganization contemplates a transaction in which the Acquired Fund transfers all of its assets and liabilities to the Acquiring Fund in exchange for shares of the Acquiring Fund, the Prospectus/Proxy Statement refers to the transaction as a “Merger.” The Acquired Fund and the Acquiring Fund are referred to herein collectively as the “Funds” (or individually as a “Fund”). The Funds are series of separate registered open-end management investment companies. Please read the Prospectus/Proxy Statement and keep it for future reference.

The Acquiring Fund is managed by Columbia Management Advisors, LLC (“Columbia Management”), an affiliate of United States Trust Company, National Association (“USTNA”) (through its separate identifiable division, U.S. Trust New York Asset Management Division (“USTNY”)), the investment advisor of the Acquired Fund. Bank of America Corporation, the ultimate parent of Columbia Management, acquired U.S. Trust Corporation, the ultimate parent of USTNA, on July 1, 2007. Prior to that acquisition, Columbia Management and USTNA were not affiliates of each other.

Effective on or about February 15, 2008, the investment advisory contract pursuant to which USTNY provides investment advisory services to the Acquired Fund will be assigned to UST Advisers, Inc. (“UST Advisers”). Both USTNY and UST Advisers are wholly-owned subsidiaries of Bank of America Corporation. The Board of Trustees of the Excelsior Trust approved the transfer at a meeting held on December 12, 2007, in anticipation of the merger of USTNA into Bank of America, N.A,. which is scheduled to take place on February 22, 2008. This transfer will not change (i) the way in which the Acquired Fund is managed, including the level of services provided, (ii) the team of investment professionals providing services to the Acquired Fund, or (iii) the management fees the Acquired Fund pays.

The Acquiring Fund seeks total return, consisting of current income and capital appreciation. Under normal circumstances, the Acquiring Fund invests at least 80% of net assets (plus any borrowings for investment purposes) in a diversified portfolio of income–producing (dividend–paying) equity securities, which will consist primarily of common stocks but also may include preferred stocks and convertible securities.

If the Agreement and Plan of Reorganization is approved by the shareholders of the Acquired Fund and the Merger is consummated, the Acquired Fund will transfer all of the assets and liabilities attributable to each class of its shares to the Acquiring Fund in exchange for shares of the corresponding class of the Acquiring Fund (for example, holders of Shares Class shares of the Acquired Fund would receive Class Z shares of the Acquiring Fund) with the same aggregate net asset value as the net value of the assets and liabilities transferred. After that exchange, shares of each class received by the Acquired Fund will be distributed pro rata to shareholders of the corresponding class, and such shareholders will become shareholders of the Acquiring Fund.

The following documents have been filed with the Securities and Exchange Commission (the “SEC”) and are incorporated into the Prospectus/Proxy Statement by reference:

•	The Statement of Additional Information of the Acquiring Fund dated January 16, 2008, relating to the Prospectus/Proxy Statement.

2

•	The Prospectuses of the Acquired Fund dated July 1, 2007, as supplemented to date.

•	The Statement of Additional Information of the Acquired Fund dated July 1, 2007, as supplemented to date.

•

The Report of Independent Registered Public Accounting Firm and the audited financial statements included in the Annual Report to Shareholders of the Acquired Fund dated March 31, 2007, and the unaudited financial statements included in the Semiannual Report to Shareholders of the Acquired Fund dated September 30, 2007.

The Acquired Fund previously has sent its most recent annual report and semiannual report to its shareholders. For a free copy of the Acquired Fund’s most recent reports or any of the documents listed above, call 1-800-708-7953, or write to the Acquired Fund at the address listed on the cover of the Prospectus/Proxy Statement. Shareholders also may obtain many of these documents by accessing the Acquired Fund’s Internet site at www.columbiafunds.com. Text-only versions of the Acquired Fund’s documents can be viewed online or downloaded without charge from the EDGAR database on the SEC’s Internet site at www.sec.gov. Shareholders can review and copy information about the Funds by visiting the Public Reference Room, Office of Consumer Affairs and Information Services, U.S. Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-2521. Shareholders can obtain copies, upon payment of a duplicating fee, by sending an e-mail request to publicinfo@sec.gov or by writing the Public Reference Room at the address above. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-5850.

The SEC has not approved or disapproved these securities or determined if the Prospectus/Proxy Statement is truthful or complete. Any representation to the contrary is a criminal offense.

An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

I.     QUESTIONS AND ANSWERS REGARDING APPROVAL OF THE MERGER

The following questions and answers provide an overview of key features of the Merger and of the information contained in the Prospectus/Proxy Statement. Please review the Prospectus/Proxy Statement prior to executing a proxy or casting a vote. For answers to questions about the Merger, please call 1-800-708-7953.

1.	What Merger is being proposed?

The Board of Trustees (the “Board”) of Equity Income Fund (the “Acquired Fund”), a series of Excelsior Funds Trust (the “Excelsior Trust”), is recommending that shareholders approve the merger of the Acquired Fund into Columbia Dividend Income Fund (the “Acquiring Fund”), a series of Columbia Funds Series Trust I (the “Columbia Trust”). This means that the Acquired Fund would transfer all of its assets and liabilities to the Acquiring Fund in exchange for shares of the Acquiring Fund. If the Merger is approved and completed, shareholders of the Acquired Fund will receive shares of the Acquiring Fund of a class corresponding to the class of their Acquired Fund shares and with a dollar value equal to the dollar value of their Acquired Fund shares on the business day prior to the closing of the Merger. The Merger currently is scheduled to take place at the end of the first quarter of 2008.

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2.	Why is the Merger being proposed?

The Board recommends approval of the Merger because the Merger offers shareholders of the Acquired Fund the opportunity to invest in a larger combined portfolio that generally has similar principal investment strategies. Spreading fixed costs over a broader asset base allows the potential for more efficient operation and lower overall operating expense ratios. In reviewing the Merger, the Board also considered that, based on estimated operating expense ratios, shareholders of each class of the Acquired Fund, following the Merger, are expected to experience total and net operating expense ratios that are lower than the current total and net operating expense ratios of such shareholders’ current share class.

Please review “Reasons for the Merger and Trustees’ Considerations” in Section II of the Prospectus/Proxy Statement for more information regarding the factors considered by the Board.

3.	How do the fees and the operating expense ratios of the Funds compare, and what are they estimated to be following the Merger?

The tables below allow a shareholder to compare the sales charges, the fees and the operating expense ratios of the Funds and to analyze the estimated expenses that Columbia Management expects the Acquiring Fund to bear in the first year following the Merger. The Annual Fund Operating Expenses set forth in the table below are paid by each Fund. They include management fees, distribution and service fees (if applicable) and administrative costs, including pricing and custody services.

The Annual Fund Operating Expenses shown in the tables below represent expenses for each Fund’s most recent fiscal year (ended September 30, 2007 for the Acquiring Fund and ended March 31, 2007 for the Acquired Fund) and those projected for the Acquiring Fund on a pro forma combined basis after giving effect to the proposed Merger and based on pro forma combined net assets as of September 30, 2007.

Based on the operating expense ratios shown below, the total and net operating expense ratios of each class of shares of the Acquiring Fund following the Merger is expected to be lower than the total and net operating expense ratios of the corresponding class of shares of the Acquired Fund.

If the Merger occurs, certain Merger expenses will be allocated to the Acquired Fund, which will reduce the Acquired Fund’s net asset value prior to the closing of the Merger (by less than $0.01 per share based on shares outstanding as of September 30, 2007). Based on the operating expense ratios shown below, it is projected that, after the Merger, shareholders of the Acquired Fund will benefit from expense savings that will offset the allocated Merger expenses. However, the benefit of these projected expense savings will not be realized immediately. It is projected that the aggregate expense savings will not exceed the allocated Merger expenses of the Acquired Fund until approximately 5 months after the Merger. If a shareholder redeems his or her shares prior to that time, the shareholder will receive no net benefit from the projected expense savings.

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Shareholder Fees

(paid directly from shareholder’s investment)

	Equity Income Fund (Acquired Fund)				Columbia Dividend Income Fund (Acquiring Fund)		Pro Forma Columbia Dividend Income Fund (Acquiring Fund)
	Retirement Shares Class		Shares Class		Class R	Class Z	Class R	Class Z
Redemption fee (%) (as a percentage of the amount redeemed, if applicable)	2.00	(1)	2.00	(1)	N/A	N/A	N/A	N/A

Annual Fund Operating Expenses (as a % of average daily net assets)

(deducted directly from Fund assets)

	Equity Income Fund (Acquired Fund)				Columbia Dividend Income Fund (Acquiring Fund)				Pro Forma Columbia Dividend Income Fund (Acquiring Fund)
	Retirement Shares Class		Shares Class		Class R(2)		Class Z		Class R(2)		Class Z
Management Fees	0.90	(3)	0.90	(3)	0.74	(4)(5)	0.74	(4)(5)	0.73	(5)(6)	0.73	(5)(6)
Distribution and Service Fees	0.50		0.00	(7)	0.50		0.00		0.50		0.00
Other Expenses	0.31		0.31		0.13		0.13		0.10		0.10

Total Annual Fund Operating Expenses	1.71		1.21		1.37		0.87		1.33		0.83
Less Fee Waivers and/or Reimbursements	(0.11	)(8)	(0.11	)(8)	(0.07)	(9)	(0.07	)(9)	(0.03	)(9)	(0.03)	(9)

Net Annual Fund Operating Expenses	1.60		1.10		1.30		0.80		1.30		0.80

(1)	The redemption fee is charged on shares redeemed or exchanged within 60 days of the date of purchase.
(2)	Because Class R is a new class of shares, the expenses shown are estimated for the current fiscal year.
(3)	The Acquired Fund pays an investment advisory fee of 0.75% and an administration fee of 0.15%. Columbia Management receives an administration fee, computed daily and paid monthly, based on the combined aggregate average daily net assets of Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust (excluding Emerging Markets Fund, International Fund, International Equity Fund and Pacific/Asia Fund). The breakpoint schedule for the administration fee is as follows: 0.20% for net assets up to $200 million; 0.175% for net assets in excess of $200 million and up to $400 million; and 0.15% for net assets in excess of $400 million. Columbia Management has voluntarily agreed to waive 0.05% of the administration fee. If this waiver were reflected in the table, “Management Fees” would be 0.85% for each of Shares Class shares and Retirement Shares Class shares and “Total Annual Fund Operating Expenses” would be 1.66% and 1.16% for Retirement Shares Class shares and Shares Class shares, respectively. Columbia Management, at its discretion, may revise or discontinue this arrangement at any time.

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(4)	The Acquiring Fund pays an investment advisory fee of 0.67% and an administration fee of 0.07%.
(5)	Columbia Management has implemented a breakpoint schedule for the Acquiring Fund’s investment advisory fee. The investment advisory fee charged to the Acquiring Fund will decline as Acquiring Fund assets grow and will continue to be based on a percentage of the Acquiring Fund’s average daily net assets. The current breakpoint schedule for the Acquiring Fund is as follows: 0.70% for assets up to $500 million; 0.65% for assets in excess of $500 million and up to $1 billion; 0.60% for assets in excess of $1 billion and up to $1.5 billion; 0.55% for assets in excess of $1.5 billion and up to $3 billion; 0.53% for assets in excess of $3 billion and up to $6 billion; and 0.51% for assets in excess of $6 billion.
(6)	The Acquiring Fund is expected to pay a management fee of 0.66% and an administration fee of 0.07%.
(7)	The Acquired Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940 that authorizes, with respect to Shares Class shares, the payment of up to 0.25% for the distribution of Shares Class shares. However, no fees are being assessed under the plan at this time with respect to Shares Class shares.
(8)	The expense information in the table reflects contractual fee waivers currently in effect. USTNY has contractually agreed to waive fees or reimburse expenses in order to keep net annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) from exceeding 1.10% for Shares Class shares and 1.60% for Retirement Shares Class shares. The waiver agreement may not be terminated before July 31, 2008. In addition, this agreement will renew automatically for an additional 12 month term unless USTNY terminates the agreement by providing written notice to the Acquired Fund prior to the expiration of the current term.
(9)	Columbia Management has contractually agreed to waive fees and/or to reimburse the Acquiring Fund for certain expenses so that total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses but inclusive of custodial charges relating to overdrafts), after giving effect to any balance credits from the Acquiring Fund’s custodian, do not exceed 0.80% annually for Class R and Class Z shares through January 31, 2009.

Example Expenses

Example Expenses help shareholders compare the cost of investing in the Acquired Fund currently with the cost of investing in the Acquiring Fund both currently and on a pro forma combined basis and also allow shareholders to compare these costs with the cost of investing in other mutual funds. The tables take into account any contractual expense reduction arrangements described in the footnotes to the Annual Fund Operating Expenses table for the periods indicated in such table. The Example Expenses use the following hypothetical conditions:

•	$10,000 initial investment.

•	5% total return for each year.

•	Each Fund’s operating expenses remain the same.

•	Reinvestment of all dividends and distributions.

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Example Expenses

(actual costs may be higher or lower)

	1 Year	3 Years	5 Years	10 Years
Equity Income Fund
(Acquired Fund)
Shares Class	$112	$373	$654	$1,456
Retirement Shares Class	$163	$528	$918	$2,010

Columbia Dividend Income Fund
(Acquiring Fund)
Class Z	$82	$279	$493	$1,109
Class R	$132	$427	$743	$1,640

Columbia Dividend Income Fund (pro forma combined)
(Acquiring Fund)
Class Z	$82	$262	$458	$1,023
Class R	$132	$418	$726	$1,599

The projected post-Merger pro forma combined Annual Fund Operating Expenses and Example Expenses presented above are based on numerous material assumptions, including (1) that the current contractual agreements will remain in place and (2) that certain fixed costs involved in operating the Acquired Fund will be eliminated. Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses or expense savings will be achieved because expenses depend on a variety of factors, including the future level of Acquiring Fund assets, many of which are beyond the control of the Acquiring Fund or Columbia Management.

Hypothetical Investment and Expense Information

Please see Appendix D for supplemental hypothetical investment expense information that provides additional information in a different format from the preceding Annual Fund Operating Expenses and Example Expenses tables about the effect of the pro forma expenses of the Acquiring Fund, including investment advisory fees and other Acquiring Fund costs, on the Acquiring Fund’s returns over a 10-year period.

4.	How do the investment objectives, principal investment strategies and investment policies of the Funds compare?

The Acquired Fund and the Acquiring Fund have substantially similar investment objectives and similar principal investment strategies. The Acquired Fund and the Acquiring Fund both seek current income and capital appreciation. Under normal circumstances, both Funds will invest at least 80% of their net assets (including borrowings for investment purposes) in equity securities. Both Funds emphasize value stocks but may purchase growth stocks as well. The Acquiring Fund invests in derivatives

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as a principal investment strategy, while the Acquired Fund does not. The Acquired Fund invests in real estate investment trusts (REITs) as a principal investment strategy, while the Acquiring Fund does not.

The table below shows the investment objective and principal investment strategies of each Fund.

	Equity Income Fund (Acquired Fund)	Columbia Dividend Income Fund (Acquiring Fund)
Investment Objective	The investment objective of the Acquired Fund is total return on assets through capital appreciation and income.	The Acquiring Fund seeks total return, consisting of current income and capital appreciation.

Principal Investment Strategies

The Acquired Fund pursues a strategy of generating total return through a combination of current income and the disciplined realization of capital gains. The Acquired Fund aims to generate yield that exceeds the current yield of the S&P 500 Index, although there is no guarantee that the Acquired Fund will be able to do so.

The Acquired Fund invests in stocks that historically pay above-average dividends or that USTNY believes are likely to grow their dividend. USTNY focuses on total return: the sum of current dividend income and future price appreciation, with the aim of generating superior overall performance for investors.

Under normal circumstances, the Acquired Fund invests at least 80% of its net assets in equity securities. For purposes of this test only, net assets includes borrowings for investment purposes. The Acquired Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy. The Acquired Fund invests in common stocks, preferred stocks, convertibles and real estate investment trusts (REITs) of U.S. and foreign companies that USTNY believes have value that is not currently reflected in their market prices. USTNY generally diversifies the Acquired Fund’s investments over a variety of industries

Under normal circumstances, the Acquiring Fund invests at least 80% of net assets (which includes net assets plus any borrowings for investment purposes) in a diversified portfolio of income-producing (dividend-paying) equity securities, which will consist primarily of common stocks but also may include preferred stocks and convertible securities. The Acquiring Fund invests principally in securities of companies that Columbia Management believes are undervalued but also may invest in securities of companies that Columbia Management believes have the potential for long-term growth. The Acquiring Fund may invest in companies that have market capitalizations of any size.

The Acquiring Fund may invest up to 20% of net assets in debt securities, including securities that, at the time of purchase, are rated low and below investment grade or are unrated but determined by Columbia Management to be of comparable quality, which are commonly referred to as “junk bonds.”

The Acquiring Fund may also invest up to 20% of net assets in foreign securities.

The Acquiring Fund may invest directly in foreign securities or indirectly through depositary receipts. Depositary receipts are receipts issued by a bank or trust company and evidence ownership of

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Equity Income Fund (Acquired Fund)	Columbia Dividend Income Fund (Acquiring Fund)

and types of companies. The Acquired Fund may invest in companies of any size.

USTNY takes a long-term approach to managing the Acquired Fund and through research, identifies companies with characteristics that it believes will lead to future dividend and earnings growth or recognition of their true value.

•     various measures of valuation, including price-to-cash flow, price-to-earnings, price-to-sales, and price-to-book value. Columbia Management believes that companies with lower valuations are generally more likely to provide opportunities for capital appreciation.

•     potential indicators of stock price appreciation, such as anticipated earnings growth, company restructuring, changes in management, business model changes, new product opportunities, or anticipated improvements in macroeconomic factors.

•     the financial condition and management of a company, including its competitive position the quality of its balance sheet and earnings, its future prospects, and the potential for growth and stock price appreciation.

underlying securities issued by foreign companies.

The Acquiring Fund may invest in derivatives, including futures, options, swap contracts and other derivative instruments. The Acquiring Fund may invest in derivatives for both hedging and non-hedging purposes, including, for example, to seek to enhance returns or as a substitute for a position in an underlying asset.

Columbia Management combines fundamental and quantitative analysis with risk management in identifying investment opportunities and constructing the Acquiring Fund’s portfolio. Columbia Management considers, among other factors:

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Equity Income Fund (Acquired Fund)	Columbia Dividend Income Fund (Acquiring Fund)

•     overall economic and market conditions.

Columbia Management may sell a security when the security’s price reaches a target set by Columbia Management; if Columbia Management believes that there is deterioration in the issuer’s financial circumstances or fundamental prospects, or that other investments are more attractive; or for other reasons.

The Funds’ fundamental investment policies are similar. For purposes of this discussion, a “fundamental” investment policy is one that may not be changed without a shareholder vote. The Funds’ fundamental investment policies are set forth below:

As a matter of fundamental policy, the Acquired Fund may not:	As a matter of fundamental policy, the Acquiring Fund may not:
Borrow money, except from banks, or mortgage or hypothecate assets of the Acquired Fund, except in an amount not to exceed 1/3 of the current value of the Acquired Fund’s assets (including such borrowing) less liabilities (not including such borrowing) or by entering into reverse repurchase agreements or by engaging in other investment techniques constituting leverage as permitted by SEC rules. The Acquired Fund may pledge, mortgage or hypothecate its assets to secure such borrowings, reverse repurchase agreements, or when-issued securities, provided that collateral arrangements with respect to options and futures, including deposits of initial margin and variation margin, are not considered a pledge of assets for purposes of this restriction, and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute. The Acquired Fund will not purchase securities while borrowings exceed 5% of its total assets. Asset coverage of at least 300% (as defined in the 1940 Act), inclusive of any amounts borrowed, must be maintained at all times.	Borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

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As a matter of fundamental policy, the Acquired Fund may not:	As a matter of fundamental policy, the Acquiring Fund may not:
Underwrite securities issued by other persons except insofar as the Excelsior Trust or the Acquired Fund may technically be deemed an underwriter under the 1933 Act in selling a portfolio security.	Underwrite any issue of securities issued by other persons within the meaning of the Securities Act of 1933, as amended (the “1933 Act”) except when it might be deemed to be an underwriter either: (a) in connection with the disposition of a portfolio security; or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with the Acquiring Fund’s investment objective. This restriction shall not limit the Acquiring Fund’s ability to invest in securities issued by other registered investment companies.

Make loans to other persons except (a) through the lending of the Acquired Fund’s portfolio securities and provided that any such loans not exceed 30% of the Acquired Fund’s total assets (taken at market value), (b) through the use of repurchase agreements or the purchase of short-term obligations, or (c) by purchasing debt securities of types distributed publicly or privately.	Make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Purchase or sell real estate (including limited partnership interests in partnerships substantially all of whose assets consist of real estate but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (the Excelsior Trust may hold and sell, for the Acquired Fund’s portfolio, real estate acquired as a result of the Acquired Fund’s ownership of securities).

Purchase or sell real estate, except the Acquiring Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate and it may hold and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of securities which are secured by real estate or interests therein.

Purchase or sell commodities, except that the Acquiring Fund may to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts and enter into swap contracts and other financial transactions relating to commodities. This limitation does not apply to foreign currency transactions including without limitation forward currency contracts.

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As a matter of fundamental policy, the Acquired Fund may not:	As a matter of fundamental policy, the Acquiring Fund may not:
Invest 25% or more of its assets in any one industry (excluding U.S. government securities).

Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States or any of their agencies, instrumentalities or political subdivisions; and (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management

Issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction.	Borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

As a diversified portfolio, 75% of the assets of the Acquired Fund are represented by cash and cash items (including receivables), government securities, securities of other investment companies, and other securities which for purposes of this calculation are subject to the following fundamental limitations: (a) the Acquired Fund may not invest more than 5% of its total assets in the securities of any one issuer, and (b) the Acquired Fund may not own more than 10% of the outstanding voting securities of any one issuer. In addition, the Acquired Fund may not invest 25% or more of its assets in the securities of issuers in any one industry. For purposes of these policies and limitations, the Acquired Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus and undivided profits in excess of $100,000,000 at the time of investment to be “cash items.”	Purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (a) up to 25% of its total assets may be invested without regard to these limitations and (b) the Acquiring Fund’s assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief.

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The following highlights the differences in the Funds’ non-fundamental investment policies (policies that may be changed without a shareholder vote):

•

The Acquired Fund may not purchase any security or evidence of interest therein on margin, except that such short-term credits as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial and variation margin may be made in connection with the purchase, ownership, holding or sale of futures. The Acquiring Fund has no similar stated non-fundamental investment policy.

•

The Acquiring Fund may not sell securities short, except as permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief, while the Acquired Fund is permitted to sell securities short or maintain a short position only to the extent that (a) the Acquired Fund owns an equal amount of such securities involved in the short sale or securities convertible into or exchangeable for, without payment of any further consideration, securities of equivalent kind and amount, or (b) such short sales represent less than 10% of the Acquired Fund’s net assets at market value; provided, however, that the value of the Acquired Fund’s short sales of securities (excluding U.S. government securities) of any one issuer may not be greater than 2% of the value (taken at market value) of the Acquired Fund’s net assets or more than 2% of the securities of any class of any issuer.

•

The Acquired Fund may not purchase securities issued by any other investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker’s commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that securities of any investment company will not be purchased for the Acquired Fund if such purchase at the time thereof would cause (a) more than 10% of the Acquired Fund’s total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers; (b) more than 5% of the Acquired Fund’s total assets (taken at the greater of cost or market value) to be invested in any one investment company; or (c) more than 3% of the outstanding voting securities of any such issuer to be held for the Acquired Fund. The Acquiring Fund has no similar stated non-fundamental investment policy.

•

The Acquired Fund may not invest more than 5% of the Acquired Fund’s net assets in warrants (valued at the lower of cost or market). The Acquiring Fund has no similar stated non-fundamental investment policy.

•	The Acquired Fund may not invest for the purpose of exercising control or management. The Acquiring Fund has no similar stated non-fundamental investment policy.

•

The Acquired Fund may not purchase securities of any issuer if such purchase at the time thereof would cause the Acquired Fund to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class, except that futures or option contracts shall not be subject to this restriction. The Acquiring Fund has no similar stated non-fundamental investment policy.

•

The Acquired Fund may not purchase or retain in the Acquired Fund’s portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or trustee of the Excelsior Trust, or is an officer or partner of the investment advisor of the

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Acquired Fund, if after the purchase of the securities of such issuer for the Acquired Fund one or more of such persons owns beneficially more than  1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than  1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value. The Acquiring Fund has no similar stated non-fundamental investment policy.

For a complete list of each Fund’s investment policies, see each Fund’s Statement of Additional Information.

5.    What class of Acquiring Fund shares will shareholders receive if the Merger occurs?

If the Merger occurs, holders of Shares Class shares of the Acquired Fund will receive Class Z shares of the Acquiring Fund, and holders of Retirement Shares Class shares of the Acquired Fund will receive Class R shares of the Acquiring Fund. The Merger will not result in any substantive changes to shareholder rights regarding, or procedures for, purchases, redemptions or exchanges of shares, except that with respect to the purchase of shares, only eligible investors can invest in Class Z shares and Class R shares of the Acquiring Fund and Retirement Shares Class shares of the Acquired Fund, whereas there are no similar purchase restrictions on Shares Class shares of the Acquired Fund. Shareholders of Shares Class shares and Retirement Shares Class shares of the Acquired Fund will be deemed to be eligible investors for purposes of their purchases of Class Z shares and Class R shares, respectively, of the Acquiring Fund.

For more information on the Acquiring Fund’s current distribution, purchase, redemption and exchange policies and procedures, see Appendix D.

6.    What are the expected federal income tax consequences of the Merger?

The Merger is expected to be tax-free to shareholders for federal income tax purposes, although this result is not free from doubt. This means that neither shareholders nor the Funds are expected to recognize a gain or loss directly as a result of the Merger. However, because the Merger will end the tax year of the Acquired Fund, it may accelerate distributions from the Acquired Fund to shareholders. Specifically, the Acquired Fund will recognize any net tax-exempt investment income, any net investment company taxable income (computed without regard to the deduction for dividends paid) and any net capital gains, including those realized on disposition of portfolio securities in connection with the Merger (after reduction by any available capital loss carryforwards), or net capital losses in the short tax year ending on the date of the Merger, and will declare and pay a distribution of such income and any such net capital gains remaining after reduction of any available capital loss carryforwards to its shareholders on or before that date.

A portion of the portfolio assets of the Acquired Fund may be sold in connection with the Merger. The actual tax effect of such sales will depend on the difference between the price at which such portfolio assets are sold and the Acquired Fund’s basis in such assets. Any capital gains recognized in these sales on a net basis will be distributed to the Acquired Fund’s shareholders as capital gain dividends (to the extent of net realized long-term capital gains distributed) and/or ordinary dividends (to the extent of net realized short-term capital gains distributed) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

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The cost basis and holding period of shares in the Acquired Fund are expected to carry over to new shares in the Acquiring Fund. At any time prior to the consummation of the Merger, a shareholder may redeem shares, likely resulting in recognition of gain or loss to such shareholder for federal income tax purposes.

Certain other tax consequences are discussed below under “Federal Income Tax Consequences.”

7.    Who bears the expenses associated with the Merger?

The Acquiring Fund, the Acquired Fund and Columbia Management each may bear a portion of the out-of-pocket expenses associated with the Merger, as noted below. Out-of-pocket expenses associated with the Merger (“Merger Expenses”) include, but are not limited to: (1) the expenses associated with the preparation, printing and mailing of any shareholder communications, including the Prospectus/Proxy Statement, and any filings with the SEC and/or other governmental authorities in connection with the Merger; (2) the fees and expenses of any proxy solicitation firm retained in connection with the Merger; and (3) the legal fees and expenses incurred by the Funds in connection with the Merger.

The methodology for determining the portions of the Merger Expenses to be borne by the Funds is as follows. The estimated Merger Expenses are first allocated to the Acquiring Fund or to the Acquired Fund. Estimated Merger Expenses that are specifically allocable to one Fund are allocated to that Fund (e.g., the costs of printing and mailing the Prospectus/Proxy Statement are allocated exclusively to the Acquired Fund). Estimated Merger Expenses that are not specifically allocable to either Fund are divided equally between the Funds. Each Fund will bear the estimated Merger Expenses allocated to it only to the extent of the anticipated reductions in ongoing expenses expected to be borne by that Fund over the first year following the Merger (the “Estimated First Year Savings”). Columbia Management bears the amount of estimated Merger Expenses allocated to a Fund, if any, that is in excess of the Fund’s Estimated First Year Savings. The estimated Merger Expenses to be borne by the Acquired Fund are approximately $83,142 (less than $0.01 per share, based on shares outstanding as of September 30, 2007). The Acquiring Fund is not expected to bear any Merger Expenses. Should the Merger fail to occur, Columbia Management will bear all Merger Expenses.

8.	Who is eligible to vote?

Shareholders of record on December 21, 2007 are entitled to attend and to vote at the Meeting and any adjourned session of the Meeting. All shareholders of the Acquired Fund, regardless of the class of shares held, will vote together as a single class on the proposal. Each whole share is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote. Shares represented by properly executed proxies, unless revoked before or at the Meeting, will be voted according to shareholder instructions. If a shareholder signs a proxy but does not fill in a vote, the shareholder’s shares will be voted to approve the Merger, and if any other business comes before the Meeting, the shareholder’s shares will be voted at the discretion of the persons named as proxies.

II.     PROPOSAL — MERGER OF THE ACQUIRED FUND INTO THE ACQUIRING FUND

The Proposal

Shareholders of the Acquired Fund are being asked to approve the Agreement and Plan of Reorganization, the form of which is attached as Appendix A to the Prospectus/Proxy Statement. By

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approving the Agreement and Plan of Reorganization, shareholders are approving the merger of the Acquired Fund into the Acquiring Fund.

Principal Investment Risks

What are the principal investment risks of the Acquiring Fund, and how do they compare with those of the Acquired Fund?

The principal investment risks associated with the Acquiring Fund and the Acquired Fund generally are similar because the Funds have substantially similar investment objectives and similar principal investment strategies. The actual risks of investing in each Fund depend on the securities held in each Fund’s portfolio and on market conditions, both of which change over time. Both Funds are subject to investment strategy risk, market risk, convertible securities risk, foreign securities risk, and value securities risk, each of which is described below.

Investment Strategy Risk—The Fund’s advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective. Investment decisions made by the advisor in using these strategies may not produce the returns expected by the advisor, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

Market Risk—Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, among other factors. In general, equity securities tend to have greater price volatility than debt securities.

Convertible Securities Risk—Convertible securities are subject to the usual risks associated with debt securities, such as interest rate risk and credit risk. Convertible securities also react to changes in the value of the common stock into which they convert, and are thus subject to market risk. Because the value of a convertible security can be influenced by both interest rates and market movements, a convertible security generally is not as sensitive to interest rates as a similar debt security, and generally will not vary in value in response to other factors to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities would typically be paid before the company’s common stockholders but after holders of any senior debt obligations of the company. The Fund may be forced to convert a convertible security before it otherwise would choose to do so, which may decrease the Fund’s return.

Foreign Securities Risk—Foreign securities are subject to special risks as compared to securities of U.S. issuers. For example, foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities denominated in foreign currencies, or in U.S. dollars, without a change in the intrinsic value of those securities. Foreign securities may be less liquid than domestic securities so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial fees and other fees are also generally higher for foreign securities.

The Fund may have limited or no legal recourse in the event of default with respect to certain foreign

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securities, including those issued by foreign governments. In addition, foreign governments may impose potentially confiscatory withholding taxes, which could reduce the amount of income and capital gain available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls; and accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies.

Value Securities Risk—Value securities are securities of companies that may have experienced, for example, adverse business, industry or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued. The market value of a portfolio security may not meet the Advisor’s future value assessment of that security, or may decline. There is also a risk that it may take longer than expected for the value of these investments to rise to the believed value. In addition, value securities, at times, may not perform as well as growth securities or the stock market in general, and may be out of favor with investors for varying periods of time.

In addition to the risks described above, the Acquiring Fund is subject to the following additional principal investment risks: credit risk, interest rate risk, growth securities risk, low and below investment grade securities risk, changing distribution levels risk, derivatives risk, currency risk and reinvestment risk, each of which is described below. While these additional risks may also be risks of the Acquired Fund, they are not stated as principal investment risks of the Acquired Fund.

Credit Risk—Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default.

Interest Rate Risk—The Fund invests in debt securities and so is subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but will affect the value of the Fund’s shares. Interest rate risk is generally greater for debt securities with longer maturities/durations.

Growth Securities Risk—Because growth securities typically trade at higher multiple of earnings than other types of securities, the value of growth securities may be more sensitive to changes in current or expected earnings than the prices of other types of securities. In addition, growth securities, at times, may not perform as well as value securities or the stock market in general, and may be out of favor with investors for varying periods of time.

Low and Below Investment Grade Securities Risk—The Fund may invest in debt securities with the lowest investment grade rating (e.g., BBB by Standard & Poor’s or Fitch) or that are below investment grade

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(e.g., BB or below by Standard & Poor’s or Fitch). These securities are more speculative than securities with higher ratings, and tend to be more sensitive to credit risk, particularly during a downturn in the economy, which is more likely to weaken the ability of the issuers to make principal and interest payments on these securities than is the case for higher-rated securities. These securities typically pay a premium—a high interest rate or yield—because of the increased risk of loss of value, including default. These securities also are generally less liquid than higher-rated securities. The securities ratings provided by Moody’s Investors Service, Standard & Poor’s and Fitch are based on analyses by these ratings agencies of the credit quality of the securities and may not take into account every risk related to whether interest or principal will be timely repaid.

Changing Distribution Levels Risk—The amount of the distributions paid by the Fund generally depends on the amount of income and/or dividends received by the Fund on the securities it holds. The Fund may not be able to pay distributions or may have to reduce its distribution level if the income and/or dividends the Fund receives from its investments decline.

Derivatives Risk—Derivatives are financial contracts whose values are, for example, based on (or “derived” from) traditional securities (such as a stock or bond), assets (such as a commodity like gold), reference rates (such as LIBOR) or market indices (such as the S&P 500® Index). Derivatives involve special risks and may result in losses. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying security. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility. The use of derivatives may also increase the amount of taxes payable by shareholders. Other risks arise from the Fund’s potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. The use of derivatives also involves the risks of mispricing or improper valuation and that changes in the value of the derivative may not correlate perfectly with the underlying security, asset, reference rate or index. The Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether. For more information on the risks of derivative investments and strategies, see the SAI.

Currency Risk—Securities denominated in different currencies are subject to the risk that, for example, if the value of a foreign currency were to decline against the U.S. dollar, such decline would reduce the U.S. dollar value of any securities held by the Fund denominated in that currency.

Reinvestment Risk—Income from the Fund’s debt securities portfolio will decline if and when the Fund invests the proceeds from matured, traded or called securities in securities with market interest rates that are below the current earnings rate of the Fund’s portfolio.

Information about the Merger

Shares that Shareholders Will Receive

If the Merger occurs, Acquired Fund shareholders will receive shares of the Acquiring Fund corresponding to the shares that they currently own in the Acquired Fund. Holders of Shares Class

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shares of the Acquired Fund will receive Class Z shares of the Acquiring Fund, and holders of Retirement Shares Class shares of the Acquired Fund will receive Class R shares of the Acquiring Fund. As compared to the Acquired Fund shares currently owned by shareholders, the Acquiring Fund shares that shareholders will receive will have the following characteristics:

•

They will have an aggregate net asset value equal to the aggregate net asset value of a shareholder’s current shares as of the business day before the closing of the Merger. The net asset value of a shareholder’s current shares will reflect the expenses of the Merger allocated to the Acquired Fund.

•

They will entitle shareholders to rights generally similar to those currently enjoyed by shareholders of the Acquired Fund, but as shareholders of the Acquiring Fund. Please see Appendix F to the Prospectus/Proxy Statement for information regarding the differences between the rights of shareholders of the Acquiring Fund and shareholders of the Acquired Fund.

•

The Merger will not result in any substantive changes to procedures for purchasing, redeeming and exchanging shares, except that with respect to the purchase of shares, only eligible investors can invest in Class Z shares and Class R shares of the Acquiring Fund and Retirement Shares Class shares of the Acquired Fund, whereas there are no similar purchase restrictions on Shares Class shares of the Acquired Fund. Shareholders of Shares Class shares and Retirement Shares Class shares of the Acquired Fund will be deemed to be eligible investors for purposes of their purchases of Class Z shares and Class R shares, respectively, of the Acquiring Fund. Please see Appendix D to the Prospectus/Proxy Statement for more information about the current procedures for purchasing, redeeming and exchanging shares of the Acquiring Fund.

•

An investor’s account in the Acquiring Fund will be subject to the Acquiring Fund’s small account policy. Under this policy, an investor’s account in the Acquiring Fund generally will be subject to a $20 annual fee if the value of that account (treating each account of the Acquiring Fund owned by the investor separately from any other account of the Acquiring Fund owned by such investor) falls below the applicable minimum initial investment requirement. Also under this policy, the Acquiring Fund will generally automatically sell an investor’s shares if the value of an account falls below $250. Class R shares of the Acquiring Fund are generally excepted from the small account policy. Additional information about the Acquiring Fund’s small account policy, including exceptions to the small account policy and applicable investment minimums, is described in Appendix D. The Acquired Fund has no similar small account policy.

•	The account options a shareholder has selected for handling distributions from the Acquired Fund will not change as a result of the Merger.

Capitalization

Information concerning the capitalization of each Fund is contained in Appendix C to the Prospectus/Proxy Statement.

Reasons for the Merger and Trustees’ Considerations

The Board, including all trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Excelsior Trust, based upon its evaluation of the information presented to it, and in

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light of its fiduciary duties under federal and state law, determined on behalf of the Acquired Fund that the Merger would be in the best interests of the Acquired Fund’s shareholders and that the interests of existing shareholders in the Acquired Fund would not be diluted as a result of the Merger. The Board has unanimously approved the Agreement and Plan of Reorganization and the Merger, and recommends that Acquired Fund shareholders vote in favor of the Merger by approving the Agreement and Plan of Reorganization.

Columbia Management proposed the Merger to the Board at a meeting held on September 27-28, 2007. At the meeting, the Board (with the advice and assistance of independent counsel) considered, among other things, in no order of priority:

1.	the Merger as part of Columbia Management’s overall effort to consolidate the Excelsior Funds into the Columbia family of funds;

2.	various potential shareholder benefits of the Merger;

3.	various alternatives to the Merger, including the continued operation of the Acquired Fund and certain other funds as a separate fund complex and the possible liquidation of the Acquired Fund;

4.	the current asset level of the Acquired Fund and the combined pro forma asset level of the Acquiring Fund;

5.	the historical performance of the Acquired Fund and the Acquiring Fund (see “Performance Information” below), although no assurances were given that the Acquiring Fund would achieve any particular level of performance after the Merger;

6.	the investment objectives and principal investment strategies of the Funds;

7.	that holders of each class of shares of the Acquired Fund are expected to experience lower total and net operating expense ratios as holders of shares of the Acquiring Fund for at least one year after the Merger;

8.	the anticipated tax-free nature of the exchange of shares in the Merger, and other expected U.S. federal income tax consequences of the Merger;

9.	the potential benefits of the Merger to Columbia Management and its affiliates;

10.	various aspects of the Merger and the Agreement and Plan of Reorganization;

11.	the fact that shareholders of the Acquired Fund will experience no substantive change in shareholder services as a result of the Merger; and

12.	that the costs associated with the Merger will be borne by the Acquired Fund and the Acquiring Fund only to the extent that Columbia Management anticipates a reduction in expenses to shareholders of such Fund in the first year following the Merger.

The Board also considered that the Funds have different boards as well as different (although affiliated) investment advisors. Additionally, the Funds have different outside legal counsel. The Board also considered, however, that many of the Funds’ service providers are identical. Both Funds have the same administrator and pricing and bookkeeping agent (Columbia Management), distributor (Columbia Management Distributors, Inc.), transfer agent (Columbia Management Services, Inc.) and custodian and fund accountant (State Street Bank and Trust Company).

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If the Merger is approved by the shareholders, the transaction will combine the Acquired Fund’s assets with those of the Acquiring Fund, resulting in a combined portfolio that is larger than the Acquired Fund’s. Larger mutual funds often have more buying power (for example, they have greater opportunity to purchase round lots of securities) and generally are better able to diversify their portfolios.

Columbia Management also believes that the Merger helps eliminate overlapping products within the Columbia Funds family. The Acquired Fund and the Acquiring Fund are both equity income funds and have substantially similar investment objectives and generally similar principal investment strategies. Columbia Management believes that streamlining its product offerings in a particular asset segment will help to minimize investor confusion.

Regulatory Matters

Columbia Management and Columbia Management Distributors, Inc. (collectively, the “Columbia Group”) are subject to an Assurance of Discontinuance with the New York Attorney General (“NYAG”) (the “NYAG Settlement”) and a cease-and-desist order by the SEC (the “SEC Order”) on matters relating to mutual fund trading. The SEC Order and the NYAG Settlement are referred to collectively as the “Settlements.” In connection with Columbia Management providing services to the Columbia Funds, the Boards of Trustees of the Columbia Funds have agreed to conform to certain governance requirements, including the election of an independent board chair. Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay disgorgement and civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws: maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group’s applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant and independent fee consultant. The NYAG Settlement also, among other things, requires Columbia Management and its affiliates to reduce management fees for certain of the funds in the Columbia family of mutual funds and other mutual funds through November 30, 2009 and to make certain disclosures to investors relating to expenses. Please see Appendix D for more information.

Performance Information

The bar charts below show the percentage gain or loss in each calendar year (before taxes) for the 10-year (or since inception) period ended December 31, 2007 for Shares Class shares of the Acquired Fund and Class Z shares of the Acquiring Fund. The bar charts should give a shareholder a general idea of how the Acquired Fund’s and the Acquiring Fund’s returns have varied from year to year. The bar charts include the effect of Fund expenses. The calculations of total returns assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, total returns would have been lower. Any expense reduction arrangements may be discontinued at any time after the end of their contract period. As with all mutual funds, past performance is not an indication of future results. No assurance can be given that the Acquiring Fund will achieve any particular level of performance after the Merger.

Additional discussion of the manner of calculating total return is contained in each Fund’s Prospectus and Statement of Additional Information.

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Equity Income Fund

(Acquired Fund)(1)

For period shown in bar chart:

Best quarter: 4th quarter 2004, 10.73%

Worst quarter: 4th quarter 2007, (4.94)%

(1)	The Acquired Fund commenced operations on September 30, 2003.

Columbia Dividend Income Fund

(Acquiring Fund)(1)

For period shown in bar chart:

Best quarter: 2nd quarter 2003, 18.51%

Worst quarter: 3rd quarter 2002, (19.78)%

(1)	The returns shown include the returns of Trust Shares of the Galaxy Strategic Equity Fund, the predecessor to the Acquiring Fund, for periods prior to November 25, 2002, the date on which Class

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Z shares were initially offered by the Acquiring Fund. Trust Shares were initially offered on March 4, 1998. On October 27, 2003, the investment policies of the Acquiring Fund (formerly known as Columbia Strategic Equity Fund) were modified. As a result, the Acquiring Fund’s performance for periods prior to that date may not be representative of the performance it would have achieved had its current investment policies been in place.

The following tables list the average annual total return for the one-year, five-year and since inception periods ended December 31, 2007 for Shares Class and Retirement Shares Class shares of the Acquired Fund and Class Z and Class R shares of the Acquiring Fund. After-tax returns are shown only for Shares Class shares and Class Z shares; after tax returns for other share classes will vary. These tables are intended to provide shareholders with some indication of the risks of investing in the Acquired Fund and the Acquiring Fund. Each table also includes the performance of one or more relevant broad-based market indices. Indices are not available for investment, are unmanaged and do not reflect deductions for sales charges, fees, brokerage commissions, taxes or other expenses of investing.

After-tax returns are calculated using the historical highest individual federal income tax rates and do not reflect the effect of state and local taxes. Actual after-tax returns depend on an investor’s tax situation, may differ from those shown and may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Equity Income Fund (Acquired Fund)

Average Annual Total Returns — For Periods Ended December 31, 2007

	1 Year	Since Inception
Shares Class(%)
Return before taxes	2.26	9.64	(1)
Return after taxes on distributions	1.21	9.07	(1)
Return after taxes on distributions and sale of fund shares	2.01	8.20	(1)
Standard & Poor’s 500 Composite Stock Price Index(3)	5.49	11.59	(1)
Retirement Shares Class(%)
Return before taxes	1.88	5.15	(2)
Standard & Poor’s 500 Composite Stock Price Index(%)(3)	5.49	8.62	(2)

(1)	Since September 30, 2003.
(2)	Since December 31, 2004.
(3)	The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance. Unlike funds, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

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Columbia Dividend Income Fund (Acquiring Fund)

Average Annual Total Returns — For Periods Ended December 31, 2007

	1 Year	5 Year	Since Inception(4)

Class Z(%)(1)
Return before taxes	6.94	13.85	7.86
Return after taxes on distributions	5.98	13.33	6.76
Return after taxes on distributions and sale of fund shares	4.75	12.00	6.24
Class R(%)(2)
Return before taxes	6.68	13.52	7.46
Standard & Poor’s 500 Composite Stock Price Index (%)(3)	5.49	12.83	5.17

(1)	The returns shown include the returns of Trust Shares of the Galaxy Strategic Equity Fund for periods prior to November 25, 2002, the date on which Class Z shares were initially offered by the Acquiring Fund. Trust Shares were initially offered on March 4, 1998. On October 27, 2003, the investment policies of the Acquiring Fund (formerly known as Columbia Strategic Equity Fund) were modified. As a result, the Acquiring Fund’s performance for periods prior to that date may not be representative of the performance it would have achieved had its current investment policies been in place.
(2)	Class R is a new class of shares. The returns shown are the returns of the Acquiring Fund’s Class Z shares. The returns of Class Z shares include the returns of Trust Shares of the Galaxy Strategic Equity Fund for periods prior to November 25, 2002, the date on which Class Z shares were initially offered by the Acquiring Fund. These returns have not been restated to reflect any differences in expenses (such as distribution and service fees) between Class R shares and Trust Shares or Class Z shares. If differences in expenses had been reflected, the returns for all periods would have been lower, because neither Trust Shares nor Class Z shares are subject to distribution and service fees. Trust Shares were initially offered on March 4, 1998. On October 27, 2003, the investment policies of the Acquiring Fund (formerly known as Columbia Strategic Equity Fund) were modified. As a result, the Acquiring Fund’s performance for periods prior to that date may not be representative of the performance it would have achieved had its current investment policies been in place.
(3)	The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance. Unlike funds, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.
(4)	Since March 4, 1998.

Terms of the Agreement and Plan of Reorganization

If approved by the shareholders of the Acquired Fund, and if all other conditions are satisfied, the Merger is expected to occur late in the first quarter of 2008. The following is a brief summary of the principal terms of the Agreement and Plan of Reorganization. Please review Appendix A to the Prospectus/Proxy Statement for more information regarding the Agreement and Plan of Reorganization.

•	The Acquired Fund will transfer all of the assets and liabilities attributable to each class of its shares to the Acquiring Fund in exchange for shares of the corresponding class of the

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Acquiring Fund with an aggregate net asset value equal to the net value of the transferred assets and liabilities.

•

The assets of the Acquired Fund and the Acquiring Fund will be valued for purposes of the Merger as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the business day next preceding the closing date of the Merger (currently scheduled to occur late in the first quarter of 2008), using the valuation procedures of the Acquiring Fund.

•

The shares of each class of the Acquiring Fund received by the Acquired Fund will be distributed to the shareholders of the corresponding class of the Acquired Fund pro rata in accordance with their percentage ownership of such class of shares of the Acquired Fund in complete liquidation of the Acquired Fund.

•	After the Merger, the Acquired Fund’s affairs will be wound up in an orderly fashion and it will be terminated under state law.

•

The Merger requires approval by the Acquired Fund’s shareholders and satisfaction of a number of other conditions; the Merger may be terminated at any time with the approval of the Board and the board of trustees of the Columbia Trust.

Shareholders should be aware that the Merger as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes. However, the Merger will end the tax year of the Acquired Fund, likely accelerating taxable distributions from the Acquired Fund to shareholders. Shares may be redeemed at any time prior to the consummation of the Merger, likely resulting in the recognition of gain or loss to the redeeming shareholder for federal income tax purposes.

Federal Income Tax Consequences

The Merger is intended to be a tax-free reorganization for federal income tax purposes. For the Merger, Ropes & Gray LLP will deliver to the Acquiring Fund and to the Acquired Fund an opinion, and the closing of the Merger will be conditioned on receipt by the Funds of such opinion, to the effect that, on the basis of existing provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the Treasury regulations promulgated thereunder, current administrative rules, pronouncements, and court decisions, while the matter is not free from doubt, generally for federal income tax purposes:

•

the Merger will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

•

under Sections 361 and 357 of the Code, no gain or loss will be recognized by the Acquired Fund upon the transfer of its assets to the Acquiring Fund in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the Acquired Fund’s liabilities, or upon the distribution of Acquiring Fund shares by the Acquired Fund to its shareholders in liquidation;

•

under Section 354 of the Code, no gain or loss will be recognized by shareholders of the Acquired Fund on the distribution of Acquiring Fund shares to them in exchange for their shares of the Acquired Fund;

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•

under Section 358 of the Code, the aggregate tax basis of the Acquiring Fund shares that the Acquired Fund’s shareholders receive in exchange for their Acquired Fund shares will be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor;

•

under Section 1223(1) of the Code, an Acquired Fund shareholder’s holding period for the Acquiring Fund shares received will be determined by including the holding period for the Acquired Fund shares exchanged therefor, provided that at the time of the exchange the shareholder held the Acquired Fund shares as a capital asset;

•

under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon receipt of the assets transferred to the Acquiring Fund in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund;

•

under Section 362(b) of the Code, the Acquiring Fund’s tax basis in the assets that the Acquiring Fund receives from the Acquired Fund will be the same as the Acquired Fund’s tax basis in such assets immediately prior to such exchange;

•	under Section 1223(2) of the Code, the Acquiring Fund’s holding periods in such assets will include the Acquired Fund’s holding periods in such assets; and

•

The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Regulations thereunder.

The opinion will express no view with respect to the effect of the reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year or upon termination thereof or (ii) upon the transfer of such asset regardless of whether such a transfer would otherwise be a non-taxable transaction.

The opinion will be based on certain factual certifications made by officers of the Acquired Fund, the Acquiring Fund, the Excelsior Trust and the Columbia Trust and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the Merger will be as described above. The opinion will note and distinguish certain published precedent. There is no assurance that the Internal Revenue Service or a court would agree with the opinion.

Prior to the closing of the Merger, the Acquired Fund will, and the Acquiring Fund may, declare a distribution to shareholders that, together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income and net capital gain, including gain realized on disposition of portfolio securities in connection with the Merger (after reduction by any available capital loss carryforwards), if any, through the closing of the Merger. Such distributions may include amounts that are taxable to shareholders. Shareholders of the Acquired Fund will receive a proportionate share of any taxable gains realized by the Acquiring Fund but not distributed to its shareholders prior to the Merger when such gains are eventually distributed by the combined fund.

In addition, the unrealized capital gains, unrealized capital losses, and capital loss carryforwards of the combined fund are likely to be different, to a greater or lesser degree, from those of the Acquired Fund and the Acquiring Fund, respectively. Shareholders of either Fund may experience an increase in

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the shareholder’s proportionate share of unrealized capital gains or a decrease in the shareholder’s proportionate share of unrealized capital losses and/or capital loss carryforwards as a result of the Merger, which could accelerate the timing of taxable distributions to shareholders.

The Acquiring Fund’s ability to use the pre-Merger losses of either Fund to offset post-Merger gains of the combined fund may be limited as a result of the Merger due to the application of loss limitation rules under federal tax law. In addition, for five years beginning after the closing date of the Merger, the combined fund will not be allowed to offset gains “built in” to either Fund at the time of the Merger against capital losses (including capital loss carry forwards) built in to the other Fund. Moreover, for the taxable year ending after the closing date of the Merger, only that percentage of the Acquiring Fund’s capital gain net income for such taxable year (excluding capital loss carryforwards) as corresponds to the percentage of its year that remains following the Merger can be reduced by capital loss carryforwards (including as otherwise limited) of the Acquired Fund. The effect of these limitations, however, will depend on the amount of gains and losses in each Fund at the time of the Merger and at the close of each taxable year. As a result, under certain circumstances, the Acquired Fund shareholders could receive taxable distributions earlier than they would have had the Merger not occurred.

This description of the federal income tax consequences of the Merger is made without regard to the particular circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Merger, including the applicability and effect of state, local, non-U.S. and other tax laws.

THE BOARD UNANIMOUSLY RECOMMENDS APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION.

Required Vote for Proposal

Approval of the Agreement and Plan of Reorganization will require the affirmative vote of the holders of the lesser of (1) 67% or more of the Acquired Fund’s voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Acquired Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Acquired Fund. A vote of the shareholders of the Acquiring Fund is not needed to approve the Merger.

III.     GENERAL

Voting Information

The Board is soliciting proxies from the shareholders of the Acquired Fund in connection with the Meeting, which has been called to be held at 2:00 p.m. Eastern time on March 14, 2008, at One Financial Center, Boston, Massachusetts 02111-2621. The meeting notice, the Prospectus/Proxy Statement and the Proxy Card are expected to be mailed to shareholders beginning on or about February 8, 2008.

Information about Proxies and the Conduct of the Meeting

Solicitation of Proxies. Proxies will be solicited primarily through the mailing of the Prospectus/Proxy Statement and its enclosures, but proxies also may be solicited through further mailings, telephone calls,

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personal interviews or e-mail by officers of the Acquired Fund or by employees or agents of Columbia Management and its affiliated companies. In addition, Computershare Fund Services, 280 Oser Avenue, Hauppauge, NY 11788, has been engaged to assist in the solicitation of proxies, at an estimated cost of $4,219.

Voting Process. Shareholders can vote in any one of the following ways:

a.	By mail, by filling out and returning the enclosed Proxy Card;

b.	By phone, fax or Internet (see the enclosed Proxy Card for instructions); or

c.	In person at the Meeting.

Shareholders who owned shares on the record date, December 21, 2007, are entitled to vote at the Meeting and at any adjourned session of the Meeting. Each whole share is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote. If a shareholder chooses to vote by mail or by fax and such shareholder is an individual account owner, such shareholder should sign exactly as the name appears on the Proxy Card. Either owner of a joint account may sign the Proxy Card, but the signer’s name must match exactly the name that appears on the Proxy Card.

Quorum and Method of Tabulation. Shares represented by a duly executed proxy will be voted as instructed on the Proxy Card. If a proxy is executed, but no instructions are given, the proxy will be voted in favor of the proposal. A shareholder can revoke a proxy at any time prior to the Meeting by sending a signed, written letter of revocation to the Secretary of the Acquired Fund, by properly executing and submitting a later-dated proxy or by attending the Meeting and voting in person. Merely attending the Meeting without voting will not revoke a proxy.

Votes cast in person or by proxy at the Meeting will be counted by persons appointed by the Acquired Fund as tellers or inspectors of election for the Meeting (the “Tellers”). With respect to the Acquired Fund, thirty-three and one-third percent (33 1/ 3%) of the shares of the Acquired Fund entitled to vote, present in person or represented by proxy, constitutes a quorum for the transaction of business by the shareholders of the Acquired Fund at the Meeting. In determining whether a quorum is present, the Tellers will count shares represented by proxies that reflect abstentions and “broker non-votes” as shares that are present and entitled to vote. Abstentions and broker non-votes will have the effect of a negative vote on the proposal. “Broker non-votes” are shares held by a broker or nominee as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares should be voted.

Underwriter Address. The address of the Funds’ principal underwriter, Columbia Management Distributors, Inc., is One Financial Center, Boston, Massachusetts 02111.

Share Ownership. Appendix B to the Prospectus/Proxy Statement lists the total number of shares of each class of shares of the Acquired Fund outstanding as of December 21, 2007 and entitled to vote at the Meeting. It also identifies holders of more than five percent of any class of shares of the Acquired Fund or Class Z or Class R shares of the Acquiring Fund, and contains information about the executive officers and trustees of the Acquired Fund and their shareholdings in the Acquired Fund.

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Adjournments; Other Business. If a quorum is not present at the Meeting or if the Acquired Fund has not received enough votes by the time of the Meeting to approve the proposal, the persons named as proxies or shareholders present at the Meeting may propose that the Meeting be adjourned one or more times to permit further solicitation of proxies. Any adjournment requires the affirmative vote of a majority of the total number of votes properly cast on the matter, whether or not a quorum is present. The persons named as proxies will vote in favor of any such adjournment all proxies that they are entitled to vote in favor of the proposal. They will vote against any such adjournment any proxy that directs them to vote against the proposal. They will not vote any proxy that directs them to abstain from voting on the proposal.

The Meeting has been called to transact any business that properly comes before it. The only business that management of the Acquired Fund intends to present or knows that others will present is the proposal. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, except when the Secretary of the Acquired Fund has previously received written instructions to the contrary from the shareholder entitled to vote the shares.

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Appendix A — Agreement and Plan of Reorganization

THIS AGREEMENT AND PLAN OF REORGANIZATION dated as of [•], 2008, is by and among Excelsior Funds Trust, Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. (each an “Acquired Company”), each on behalf of each series thereof identified in Exhibit A hereto as an Acquired Fund (each an “Acquired Fund”), Columbia Funds Series Trust I (the “Acquiring Trust”), on behalf of each series thereof identified in Exhibit A hereto as the corresponding Acquiring Fund (each an “Acquiring Fund”), and Columbia Management Advisors, LLC (“Columbia”).

This Agreement shall be treated as if each reorganization between an Acquired Fund and its corresponding Acquiring Fund contemplated hereby had been the subject of a separate agreement.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 361(a) and Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and any successor provision. The reorganization will consist of the transfer of all of the assets of each Acquired Fund attributable to each class of its shares in exchange for shares of the corresponding class of shares of the corresponding Acquiring Fund (the “Acquisition Shares”), and the assumption by each Acquiring Fund of the liabilities of the corresponding Acquired Fund and the distribution of the Acquisition Shares to the relevant shareholders of such Acquired Fund in liquidation of such Acquired Fund, all upon the terms and conditions set forth in this Agreement.

In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	TRANSFER OF ASSETS OF EACH ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ACQUISITION SHARES AND LIQUIDATION OF SUCH ACQUIRED FUND.

1.1.	Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein,

(a)	Each Acquired Fund will transfer and deliver to the corresponding Acquiring Fund, and each Acquiring Fund will acquire all the assets of the corresponding Acquired Fund as set forth in paragraph 1.2;

(b)	Each Acquiring Fund will assume all of the corresponding Acquired Fund’s liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise, in existence on the Closing Date (as defined in paragraph 1.2 hereof) (the “Obligations”), except that expenses of the reorganization contemplated hereby to be paid by the Acquired Fund pursuant to paragraph 9.2 shall not be assumed or paid by the Acquiring Fund; and

(c)

Each Acquiring Fund will issue and deliver to the corresponding Acquired Fund in exchange for the net assets attributable to each class of its shares a number of Acquisition Shares of the corresponding class (including fractional shares, if any) determined by dividing the value of such net assets, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquisition Share of the corresponding class computed in the manner and as of the

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time and date set forth in paragraph 2.2. Such transactions shall take place at the closing provided for in paragraph 3.1 (the “Closing”).

1.2.	The assets of each Acquired Fund to be acquired by the corresponding Acquiring Fund shall consist of all cash, securities, dividends and interest receivable, receivables for shares sold and all other assets that are owned by the Acquired Fund on the closing date provided in paragraph 3.1 (the “Closing Date”) and any deferred expenses, other than unamortized organizational expenses, shown as an asset on the books of the Acquired Fund on the Closing Date. Each Acquiring Fund agrees that all rights to indemnification and all limitations of liability existing in favor of the applicable Acquired Company’s current and former trustee/directors and officers, acting in their capacities as such, under the applicable Acquired Company’s organizational documents as in effect as of the date of this Agreement or under any other agreement of the Acquired Fund shall survive the reorganization as obligations of the Acquiring Trust, on behalf of the Acquiring Fund, and shall continue in full force and effect, without any amendment thereto, and shall constitute rights which may be asserted against the Acquiring Trust, on behalf of the Acquiring Fund, its successors or assigns.

1.3.	As provided in paragraph 3.4, as soon after the Closing Date as is conveniently practicable (the “Liquidation Date”), each Acquired Fund will liquidate and distribute pro rata to its shareholders of record of each class of its shares, determined as of the close of business on the Valuation Date (as defined in paragraph 2.1), the Acquisition Shares of the corresponding class received by the Acquired Fund pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquisition Shares then credited to the account of each Acquired Fund on the books of the corresponding Acquiring Fund to open accounts on the share records of the corresponding Acquiring Fund in the names of the Acquired Fund’s shareholders and representing the respective pro rata number of Acquisition Shares due such shareholders. The Acquiring Fund shall not be obligated to issue certificates representing Acquisition Shares in connection with such exchange.

1.4.	With respect to Acquisition Shares distributable pursuant to paragraph 1.3 to an Acquired Fund shareholder holding a certificate or certificates for shares of the Acquired Fund, if any, on the Valuation Date, the Acquired Fund will not permit such shareholder to receive Acquisition Share certificates therefor, exchange such Acquisition Shares for shares of other investment companies, effect an account transfer of such Acquisition Shares or pledge or redeem such Acquisition Shares until such Acquired Fund shareholder has surrendered all his or her outstanding certificates for Acquired Fund shares or, in the event of lost certificates, posted adequate bond.

1.5.	As soon as practicable after the Closing Date, each Acquired Fund shall make all filings and take all other steps as shall be necessary and proper to effect its complete dissolution under applicable state law. After the Closing Date, no Acquired Fund shall conduct any business except in connection with its dissolution.

2.	VALUATION.

2.1.	For the purpose of paragraph 1, the value of each Acquired Fund’s assets to be acquired by the corresponding Acquiring Fund hereunder shall be the value of such assets computed as

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of the close of regular trading on the New York Stock Exchange on the business day next preceding the Closing (such time and date being herein called the “Valuation Date”) using the valuation procedures set forth in the organizational documents of the corresponding Acquiring Fund and the then current prospectus or prospectuses or statement or statements of additional information of the corresponding Acquiring Fund (collectively, as amended or supplemented from time to time, the “Acquiring Fund Prospectus”), after deduction for the expenses of the reorganization contemplated hereby to be paid by the Acquired Fund pursuant to paragraph 9.2, and shall be certified by the Acquired Fund.

2.2.	For the purpose of paragraph 2.1, the net asset value of an Acquisition Share of each class shall be the net asset value per share computed as of the close of regular trading on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the organizational documents of the Acquiring Fund and the Acquiring Fund Prospectus.

3.	CLOSING AND CLOSING DATE.

3.1.	The Closing Date shall be on March 31, 2008, or on such other date as the parties may agree. The Closing shall be held at Columbia’s offices, One Financial Center, Boston, Massachusetts 02111 (or such other place as the parties may agree), at such time as the parties may agree.

3.2.	The portfolio securities of each Acquired Fund shall be made available by the Acquired Fund to the custodian for the corresponding Acquiring Fund (the “Custodian”), for examination no later than five business days preceding the Valuation Date. On the Closing Date, such portfolio securities and all the Acquired Fund’s cash shall be delivered by the Acquired Fund to the Custodian for the account of the corresponding Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department’s book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the Investment Company Act of 1940, as amended (the “1940 Act”) and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of “State Street Bank and Trust Company, custodian for [Acquiring Fund]”.

3.3.	In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of each Acquired Fund or the corresponding Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days of the Valuation Date, this Agreement may be terminated by either the Acquired Fund or the corresponding Acquiring Fund upon the giving of written notice to the other party.

3.4.	At the Closing, each Acquired Fund or its transfer agent shall deliver to the corresponding Acquiring Fund or its designated agent a list of the names and addresses of the Acquired

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Fund’s shareholders and the number of outstanding shares of each class of the Acquired Fund owned by each Acquired Fund shareholder, all as of the close of business on the Valuation Date, certified by any Vice President, Secretary or Assistant Secretary of the Acquired Fund. The Acquiring Trust will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that the Acquisition Shares issuable pursuant to paragraph 1.1 have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. On the Liquidation Date, each Acquiring Fund will provide to the corresponding Acquired Fund evidence satisfactory to the corresponding Acquired Fund that such Acquisition Shares have been credited pro rata to open accounts in the names of the corresponding Acquired Fund’s shareholders as provided in paragraph 1.3.

3.5.	At the Closing, each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and dissolution contemplated by paragraph 1.

4.	REPRESENTATIONS AND WARRANTIES.

4.1.	Each Acquired Fund represents and warrants the following to the corresponding Acquiring Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

(a)	Excelsior Funds Trust is a Delaware statutory trust that is duly organized, validly existing and in good standing under the laws of the State of Delaware, and each of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. is a Maryland corporation that is duly organized, validly existing and in good standing under the laws of the State of Maryland;

(b)	Each Acquired Company is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquired Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust or Articles of Incorporation, as applicable, of the applicable Acquired Company and the 1940 Act;

(c)	The Acquired Fund is not in violation in any material respect of any provision of its organizational documents or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which the Acquired Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

(d)	The Acquired Fund has no material contracts or other commitments (other than this Agreement and such other contracts as may be entered into in the ordinary course of its business) that if terminated may result in material liability to the Acquired Fund or under which (whether or not terminated) any material payments for periods subsequent to the Closing Date will be due from the Acquired Fund;

(e)	To the knowledge of the Acquired Fund, except as has been disclosed in writing to the corresponding Acquiring Fund, no litigation or administrative proceeding or

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investigation of or before any court or governmental body is presently pending or threatened as to the Acquired Fund, any of its properties or assets, or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

(f)	The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments of the Acquired Fund, as of the last day of and for its most recently completed fiscal year, audited by PricewaterhouseCoopers LLP (and, if applicable, an unaudited statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments for any subsequent semiannual period following the most recently completed fiscal year), copies of which have been furnished to the corresponding Acquiring Fund, fairly reflect the financial condition and results of operations of the Acquired Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquired Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets and liabilities referred to above or those incurred in the ordinary course of its business since the last day of the Acquired Fund’s most recently completed fiscal year;

(g)	Since the last day of the Acquired Fund’s most recently completed fiscal year, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness, except as disclosed in writing to the corresponding Acquiring Fund. For the purposes of this subparagraph (g), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

(h)	As of the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on such returns and reports or on any assessment received shall have been paid, or provisions shall have been made for the payment thereof, except for amounts that alone and in the aggregate would not reasonably be expected to have a material adverse effect. All of the Acquired Fund’s tax liabilities will have been adequately provided for on its books. To the best of the Acquired Fund’s knowledge, it will not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid;

(i)

The Acquired Fund meets the requirements of subchapter M of the Code for treatment as a “regulated investment company” within the meaning of Section 851 of the Code, and will continue meeting such requirements at all times through the

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Closing Date. The Acquired Fund has not at any time since its inception been liable for, and is not now liable for, any material income or excise tax pursuant to Section 852 or 4982 of the Code. The Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties that could be imposed thereunder;

(j)	Exhibit B hereto sets forth the authorized capital of the Acquired Fund. All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquired Fund’s then current prospectus or prospectuses or statement or statements of additional information (collectively, as amended or supplemented from time to time, the “Acquired Fund Prospectus”)) by the Acquired Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. Except as set forth on Exhibit B hereto, no options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of common stock of the Acquired Fund are outstanding and none will be outstanding on the Closing Date;

(k)	The Acquired Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquired Fund Prospectus, except as previously disclosed in writing to the corresponding Acquiring Fund;

(l)	The execution, delivery and performance of this Agreement has been duly authorized by the trustees of the Acquired Fund, and, upon approval thereof by the required majority of the shareholders of the Acquired Fund, this Agreement will constitute the valid and binding obligation of the Acquired Fund enforceable in accordance with its terms except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(m)	The Acquisition Shares to be issued to the Acquired Fund pursuant to paragraph 1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund’s shareholders as provided in paragraph 1.3;

(n)	The information provided by the Acquired Fund for use in the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations as applicable thereto;

(o)	No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act and state securities or “Blue Sky” laws (which terms used herein shall include the laws of the District of Columbia and of Puerto Rico);

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(p)	At the Closing Date, the Acquired Fund will have good and marketable title to its assets to be transferred to the corresponding Acquiring Fund pursuant to paragraph 1.1 and will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the corresponding Acquiring Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and liabilities and payment therefor as contemplated by this Agreement, the corresponding Acquiring Fund will acquire good and marketable title thereto and will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof, except as previously disclosed to the corresponding Acquiring Fund. As used in this Agreement, the term “Investments” shall mean the Acquired Fund’s investments shown on the schedule of its investments as of the date of its most recently completed fiscal year, referred to in subparagraph 4.1(f) hereof, as supplemented with such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Closing Date;

(q)	At the Closing Date, the Acquired Fund will have sold such of its assets, if any, as are necessary based on information provided by the corresponding Acquiring Fund and contingent on the accuracy of such information to assure that, after giving effect to the acquisition of the assets of the Acquired Fund pursuant to this Agreement, the Acquiring Fund will remain a “diversified company” within the meaning of Section 5(b)(1) of the 1940 Act and in compliance with such other mandatory investment restrictions as are set forth in the Acquiring Fund Prospectus, as amended through the Closing Date; and

(r)	No registration of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the corresponding Acquiring Fund or the Acquired Fund, except as previously disclosed by the Acquired Fund to the corresponding Acquiring Fund.

4.2.	Each Acquiring Fund represents and warrants the following to the corresponding Acquired Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

(a)	The Acquiring Trust is a Massachusetts business trust that is duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts;

(b)	The Acquiring Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquiring Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Acquiring Trust and the 1940 Act;

(c)	The Acquiring Fund Prospectus conforms in all material respects to the applicable requirements of the 1933 Act and the rules and regulations of the Securities and

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Exchange Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and there are no material contracts to which the Acquiring Fund is a party that are not referred to in such Prospectus or in the registration statement of which it is a part;

(d)	At the Closing Date, the Acquiring Fund will have good and marketable title to its assets;

(e)	The Acquiring Fund is not in violation in any material respect of any provisions of its organizational documents or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which the Acquiring Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

(f)	To the knowledge of the Acquiring Fund, except as has been disclosed in writing to the corresponding Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund, any of its properties or assets, or any person whom the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

(g)	The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments of the Acquiring Fund, as of the last day of and for its most recently completed fiscal year, audited by PricewaterhouseCoopers LLP (and, if applicable, an unaudited statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments for any subsequent semiannual period following the most recently completed fiscal year), copies of which have been furnished to the Acquired Fund, fairly reflect the financial condition and results of operations of the Acquiring Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets referred to above or those incurred in the ordinary course of its business since the last day of the Acquiring Fund’s most recently completed fiscal year;

(h)

Since the last day of the Acquiring Fund’s most recently completed fiscal year, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness, except as disclosed in writing to the Acquired Fund. For the purposes of this subparagraph (h), distributions of net investment income and net realized capital gains, changes in

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portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

(i)	As of the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on such returns and reports or any assessments received shall have been paid, or provisions shall have been made for the payment thereof. All of the Acquiring Fund’s tax liabilities will have been adequately provided for on its books. To the best of the Acquiring Fund’s knowledge, it will not have not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid;

(j)	The Acquiring Fund has met the requirements of subchapter M of the Code for treatment as a “regulated investment company” within the meaning of Section 851 of the Code in respect of each taxable year since the commencement of operations, and will continue to meet such requirements at all times through the Closing Date. The Acquiring Fund has not at any time since its inception been liable for, nor is it now liable for, any material income or excise tax pursuant to Section 852 or 4982 of the Code. The Acquiring Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties that could be imposed thereunder;

(k)	Exhibit C hereto sets forth the authorized capital of the Acquiring Fund. All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. Except as set forth on Exhibit C hereto, no options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of common stock of the Acquiring Fund are outstanding and none will be outstanding on the Closing Date;

(l)	The Acquiring Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquiring Fund Prospectus;

(m)	The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes the valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(n)	The Acquisition Shares to be issued and delivered to the corresponding Acquired Fund pursuant to the terms of this Agreement will at the Closing Date have been duly

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authorized and, when so issued and delivered, will be duly and validly issued shares in the Acquiring Fund, and will be fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Fund, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof;

(o)	The information to be furnished by the Acquiring Fund for use in the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto; and

(p)	No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and state securities or “Blue Sky” laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

5.	COVENANTS OF EACH ACQUIRED FUND AND THE CORRESPONDING ACQUIRING FUND.

Each Acquired Fund and the corresponding Acquiring Fund hereby covenants and agrees with the other as follows:

5.1.	Each Acquiring Fund and each Acquired Fund will each operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include regular and customary periodic dividends and distributions.

5.2.	Each Acquired Fund will call a meeting of its shareholders to be held prior to the Closing Date to consider and act upon this Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

5.3.	In connection with each Acquired Fund shareholders’ meeting referred to in paragraph 5.2, the corresponding Acquiring Fund will prepare a Prospectus/Proxy Statement for such meeting, to be included in a Registration Statement on Form N-14 (the “Registration Statement”), which the corresponding Acquiring Fund will prepare and file for registration under the 1933 Act of the Acquisition Shares to be distributed to each Acquired Fund’s shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act.

5.4.	The information to be furnished by each Acquired Fund for use in the Registration Statement and the information to be furnished by the corresponding Acquiring Fund for use in the Prospectus/Proxy Statement, each as referred to in paragraph 5.3, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations thereunder applicable thereto.

5.5.	Each Acquiring Fund will advise the corresponding Acquired Fund promptly if at any time prior to the Closing Date the assets of such Acquired Fund include any securities that the Acquiring Fund is not permitted to acquire.

5.6.	Subject to the provisions of this Agreement, the Acquired Fund and the corresponding Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done,

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all things reasonably necessary, proper or advisable to cause the conditions to the other party’s obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

5.7.	Each Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or “Blue Sky” laws as it may deem appropriate in order to continue its operations after the Closing Date.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRED FUND.

The obligation of each Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the corresponding Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

6.1.	The corresponding Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in its name by its President or a Vice President and its Treasurer or an Assistant Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the corresponding Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the corresponding Acquiring Fund has complied with all the covenants and agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to the Closing Date.

6.2.	The Acquired Fund shall have received a favorable opinion of Ropes & Gray LLP, dated the Closing Date and in a form satisfactory to the Acquired Fund, to the following effect:

(a)	The Acquiring Trust is a Massachusetts business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquiring Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and Bylaws of the Acquiring Trust;

(b)	This Agreement has been duly authorized, executed and delivered on behalf of the corresponding Acquiring Fund and, assuming the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 comply with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Acquired Fund, is the valid and binding obligation of the corresponding Acquiring Fund enforceable against the corresponding Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(c)	The corresponding Acquiring Fund has the power to assume the liabilities to be assumed by it hereunder and upon consummation of the transactions contemplated hereby the corresponding Acquiring Fund will have duly assumed such liabilities;

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(d)	The Acquisition Shares to be issued for transfer to the Acquired Fund’s shareholders as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and fully paid and nonassessable shares in the corresponding Acquiring Fund, and no shareholder of the corresponding Acquiring Fund has any preemptive right of subscription or purchase in respect thereof;

(e)	The execution and delivery of this Agreement did not, and the performance by the corresponding Acquiring Fund of its obligations hereunder will not, violate the corresponding Acquiring Fund’s organizational documents, or any provision of any agreement known to such counsel to which the corresponding Acquiring Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which such Acquiring Fund is a party or by which it is bound;

(f)	To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the corresponding Acquiring Fund of the transactions contemplated by this Agreement except such as may be required under state securities or “Blue Sky” laws or such as have been obtained;

(g)	Such counsel does not know of any legal or governmental proceedings relating to the Acquiring Fund existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Registration Statement that are not described as required;

(h)	The Acquiring Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

(i)	To the knowledge of such counsel, except as has been disclosed in writing to the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the corresponding Acquiring Fund or any of its properties or assets or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the corresponding Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated hereby.

6.3.	For the period beginning at the Closing Date and ending not less than six years thereafter, Columbia, its successors and assigns, shall provide, or cause to be provided, liability coverage at least comparable to the liability coverage currently applicable to both former and current trustees/directors and officers of each Acquired Company as of the date of this Agreement, covering the actions of such trustees/directors and officers of such Acquired Company for the period they served as such. Any related costs or expenses shall be borne by the applicable Acquired Company.

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7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRING FUND.

The obligations of each Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the corresponding Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

7.1.	The corresponding Acquired Fund shall have delivered to the Acquiring Fund a certificate executed in its name by its President or a Vice President and its Treasurer or an Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the corresponding Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the corresponding Acquired Fund has complied with all the covenants and agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to the Closing Date;

7.2.	The Acquiring Fund shall have received a favorable opinion of Morgan, Lewis & Bockius LLP dated the Closing Date and in a form satisfactory to the Acquiring Fund, to the following effect:

(a)	Each Acquired Company is a Delaware statutory trust or Maryland corporation, as applicable, duly organized and validly existing under the laws of the State of Delaware or Maryland, respectively, and has power to own all of its properties and assets and to carry on its business as presently conducted, and the corresponding Acquired Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust or Articles of Incorporation, respectively, and Bylaws of such Acquired Company;

(b)	This Agreement has been duly authorized, executed and delivered on behalf of the corresponding Acquired Fund and, assuming the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 comply with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Acquiring Fund, is the valid and binding obligation of the corresponding Acquired Fund enforceable against the corresponding Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(c)	The corresponding Acquired Fund has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby, the corresponding Acquired Fund will have duly transferred such assets to the Acquiring Fund;

(d)

The execution and delivery of this Agreement did not, and the performance by the corresponding Acquired Fund of its obligations hereunder will not, violate the corresponding Acquired Fund’s organizational documents or any provision of any agreement known to such counsel to which the corresponding Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the

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acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which the corresponding Acquired Fund is a party or by which it is bound;

(e)	To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the corresponding Acquired Fund of the transactions contemplated by this Agreement, except such as have been obtained;

(f)	Such counsel does not know of any legal or governmental proceedings relating to the corresponding Acquired Fund existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Prospectus/Proxy Statement that are not described as required;

(g)	Each Acquired Company is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

(h)	To the knowledge of such counsel, except as has been disclosed in writing to the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the corresponding Acquired Fund or any of its properties or assets or any person whom the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the corresponding Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated thereby.

7.3.	Prior to the Closing Date, the corresponding Acquired Fund shall have declared a dividend or dividends which, together with all previous dividends, shall have the effect of distributing (i) all of the excess of (x) the corresponding Acquired Fund’s interest income excludable from gross income under Section 103 of the Code over (y) the corresponding Acquired Fund’s deductions disallowed under Sections 265 or 271 of the Code and (ii) all of the corresponding Acquired Fund’s investment company taxable income as defined in Section 852 of the Code (in each case computed without regard to any deduction for dividends paid) for its taxable years ending on or after [[INSERT DATE]], and on or prior to the Closing Date (computed without regard to any deduction for dividends paid), and all of its net capital gains realized (after reduction for any capital loss carryover) in each of its taxable years ending on or after [[INSERT DATE]], and on or prior to the Closing Date.

7.4.	The corresponding Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer (or Assistant Treasurer) of the corresponding Acquired Fund, as to the adjusted tax basis in the hands of the corresponding Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement.

7.5.	The custodian of the corresponding Acquired Fund shall have delivered to the Acquiring.

7.6.	Fund a certificate identifying all of the assets of the corresponding Acquired Fund held by such custodian as of the Valuation Date.

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8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRED FUND AND THE CORRESPONDING ACQUIRING FUND.

The respective obligations of each Acquired Fund and the corresponding Acquiring Fund hereunder are subject to the further conditions that on or before the Closing Date:

8.1.	This Agreement and the transactions contemplated herein shall have received all necessary shareholder approvals at the meeting of shareholders of each Acquired Fund referred to in paragraph 5.2.

8.2.	On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby.

8.3.	All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Securities and Exchange Commission and of state “Blue Sky” and securities authorities) deemed necessary by the Acquired Fund or the corresponding Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except when failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquired Fund or the corresponding Acquiring Fund.

8.4.	The Registration Statement shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5.	The Acquired Fund shall have received a favorable opinion of Ropes & Gray LLP satisfactory to the Acquired Fund, and the corresponding Acquiring Fund shall have received a favorable opinion of Ropes & Gray LLP satisfactory to the corresponding Acquiring Fund, each substantially to the effect that, on the basis of existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules, pronouncements, and court decisions, while the matter is not free from doubt, generally for federal income tax purposes:

(a)	The transactions contemplated by this Agreement will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the corresponding Acquiring Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code;

(b)	No gain or loss will be recognized by the Acquired Fund (i) upon the transfer of its assets to the corresponding Acquiring Fund in exchange for the Acquisition Shares and the assumption by the corresponding Acquiring Fund of the liabilities of the Acquired Fund or (ii) upon the distribution of the Acquisition Shares by the Acquired Fund to its shareholders in liquidation, as contemplated in paragraph 1 hereof;

(c)	No gain or loss will be recognized by the corresponding Acquiring Fund upon receipt of the assets of the Acquired Fund in exchange for the assumption of liabilities and obligations and issuance of the Acquisition Shares as contemplated in paragraph 1 hereof;

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(d)	The tax basis of the assets of the Acquired Fund acquired by the corresponding Acquiring Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the transfer;

(e)	The holding period of the assets of the Acquired Fund in the hands of the corresponding Acquiring Fund will include the period during which such assets were held by the Acquired Fund;

(f)	No gain or loss will be recognized by the Acquired Fund’s shareholders upon the exchange of all of their shares of the Acquired Fund for the Acquisition Shares;

(g)	The aggregate tax basis of the Acquisition Shares to be received by a shareholder of the Acquired Fund will be the same as the aggregate tax basis of the Acquired Fund’s shares exchanged therefor;

(h)	The Acquired Fund shareholder’s holding period for the Acquisition Shares to be received will include the period during which the Acquired Fund’s shares exchanged therefor were held, provided that such shareholder held the Acquired Fund’s shares as a capital asset on the date of the exchange; and

(i)	The corresponding Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

The opinion will be based on certain factual certifications made by officers of the Acquired Fund, the corresponding Acquiring Fund, the applicable Acquired Company and the Acquiring Trust and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the relevant reorganization will be as described above. The opinion will note and distinguish certain published precedent. There is no assurance that the Internal Revenue Service or a court would agree with the opinion.

Ropes & Gray LLP will express no view with respect to the effect of the reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year or upon termination thereof, or (ii) upon the transfer of such asset regardless of whether such a transfer would otherwise be a non-taxable transaction.

8.6.	At any time prior to the Closing, any of the foregoing conditions of this Agreement may be waived jointly by the board of trustees/directors of the applicable Acquired Company and the Acquiring Trust, if, in their judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquired Fund or the corresponding Acquiring Fund.

9.	BROKERAGE FEES AND EXPENSES.

9.1.	Each Acquired Fund and corresponding Acquiring Fund represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

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9.2.	All fees paid to governmental authorities for the registration or qualification of the Acquisition Shares and all transfer agency costs related to the Acquisition Shares shall be allocated to the corresponding Acquiring Fund. All fees and expenses related to printing and mailing communications to Acquired Fund shareholders shall be allocated to the Acquired Fund. All of the other expenses of the transactions, including without limitation, accounting, legal and custodial expenses, contemplated by this Agreement shall be allocated equally between the Acquired Fund and the corresponding Acquiring Fund. The expenses detailed above shall be borne by the Fund to which they are allocated; except that Columbia shall bear such expenses to the extent such expenses exceed the anticipated reduction in expenses borne by the Fund’s shareholders over the first year following the reorganization. In the event the Closing does not occur, Columbia shall bear all such expenses.

10.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

10.1.	Each Acquired Fund and corresponding Acquiring Fund agrees that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2.	The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder except paragraphs 1.1, 1.2, 1.3, 1.5, 5.4, 5.6, 6.3, 9, 10, 13 and 14.

11.	TERMINATION.

11.1.	This Agreement may be terminated by the mutual agreement of each Acquired Fund and corresponding Acquiring Fund. In addition, either an Acquired Fund or the corresponding Acquiring Fund may at its option terminate this Agreement at or prior to the Closing Date because:

(a)	of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date;

(b)	a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met;

(c)	any governmental authority of competent jurisdiction shall have issued any judgment, injunction, order, ruling or decree or taken any other action restraining, enjoining or otherwise prohibiting this Agreement or the consummation of any of the transactions contemplated herein and such judgment, injunction, order, ruling, decree or other action becomes final and non-appealable; provided that the party seeking to terminate this Agreement pursuant to this Section 11.1(c) shall have used its reasonable best efforts to have such judgment, injunction, order, ruling, decree or other action lifted, vacated or denied; or.

(d)	the difference between the per share net asset values of an Acquired Fund and its corresponding Acquiring Fund equals or exceeds $0.0015 on the Valuation Date, as computed by using market values in accordance with the policies and procedures established by the Acquiring Fund,

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If the transactions contemplated by this Agreement have not been substantially completed by December 31, 2008, this Agreement shall automatically terminate on that date unless a later date is agreed to by both the Acquired Fund and the corresponding Acquiring Fund.

11.2.	If for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to any other party for any damages resulting therefrom, including without limitation consequential damages.

12.	AMENDMENTS.

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of each Acquired Fund and corresponding Acquiring Fund; provided, however, that following the shareholders’ meeting called by each Acquired Fund pursuant to paragraph 5.2 no such amendment may have the effect of changing the provisions for determining the number of the Acquisition Shares to be issued to shareholders of such Acquired Fund under this Agreement to the detriment of such shareholders without their further approval.

13.	NOTICES.

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Acquired Fund or the corresponding Acquiring Fund, One Financial Center, Boston, Massachusetts 02111, Attention: Secretary.

14.	HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; NON- RECOURSE.

14.1.	The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2.	This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

14.3.	This Agreement shall be governed by and construed in accordance with the domestic substantive laws of The Commonwealth of Massachusetts, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

14.4.	This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

14.5.	A copy of the Declaration of Trust of the Acquiring Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, agent or employee of the Acquiring Trust shall have any personal liability under this Agreement, and that insofar as it relates to any Acquiring Fund, this Agreement is binding only upon the assets and properties of such Acquiring Fund.

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IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as a sealed instrument by its President, a Vice President or Treasurer and attested by its Secretary or Assistant Secretary.

EXCELSIOR FUNDS TRUST EXCELSIOR FUNDS, INC. EXCELSIOR TAX-EXEMPT FUNDS, INC. each on behalf of each Acquired Fund series thereof

By:
Name:
Title:

ATTEST:

By:
Name:
Title:

COLUMBIA FUNDS SERIES TRUST I on behalf of each Acquiring Fund

By:
Name:
Title:

ATTEST:

By:
Name:
Title:

Solely for purposes of Paragraphs 6.3 and 9.2 of the Agreement

COLUMBIA MANAGEMENT ADVISORS, LLC

By:
Name:
Title:

EXHIBIT A

Acquired Fund (Share Classes)	Acquiring Fund (Share Classes)

Equity Income Fund	Columbia Dividend Income Fund
Retirement Shares Class	Class R
Shares Class	Class Z

High Yield Fund	Columbia High Yield Opportunity Fund
Institutional Shares Class	Class Z
Shares Class	Class Z

Long-Term Tax-Exempt Fund	Columbia Tax-Exempt Fund
Shares Class	Class Z

Real Estate Fund	Columbia Real Estate Equity Fund
Shares Class	Class Z

EXHIBIT B

Authorized Capital of each Acquired Fund

Acquired Fund	Authorized Capital
Equity Income Fund	Unlimited
High Yield Fund	Unlimited
Long-Term Tax-Exempt Fund	500,000,000
Real Estate Fund	500,000,000

EXHIBIT C

Authorized Capital of each Acquiring Fund

Acquiring Fund	Authorized Capital
Columbia Dividend Income Fund	Unlimited
Columbia High Yield Opportunity Fund	Unlimited
Columbia Real Estate Equity Fund	Unlimited
Columbia Tax-Exempt Fund	Unlimited

Appendix B — Fund Information

Shares of the Acquired Fund Outstanding and Entitled to Vote

The number of Shares Class and Retirement Shares Class shares of the Acquired Fund outstanding and entitled to vote as of December 21, 2007 was as follows:

Fund	Class	Number of Shares Outstanding and Entitled to Vote
Acquired Fund	Shares Class	22,724,249.518
	Retirement Shares Class	130.604

Ownership of Shares

As of December 21, 2007, the officers and trustees of the Columbia Trust, as a group, owned less than one percent of the then outstanding shares of the Acquiring Fund. As of December 21, 2007, the officers and trustees of the Excelsior Trust, as a group, owned less than one percent of the then outstanding shares of the Acquired Fund.

As of December 21, 2007, Bank of America, N.A., a national banking association organized under the laws of the United States, 101 South Tryon Street, Charlotte, North Carolina 28255, may be deemed to have “beneficially” owned 46.20% of the outstanding shares of the Acquiring Fund. Accordingly, Bank of America, N.A. may be considered to be a “controlling person” of the Acquiring Fund. A controlling person’s vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Acquiring Fund shareholders. Bank of America Corporation, a publicly-traded financial services corporation, is the ultimate parent company of Bank of America, N.A.

As of December 21, 2007, USTNY, a national banking association organized under the laws of the United States, 114 West 47th Street, New York, New York 10036, may be deemed to have “beneficially” owned 90.77% of the outstanding shares of the Acquired Fund. Atwell & Co. is the nominee for USTNY. Accordingly, USTNY may be considered to be a “controlling person” of the Acquired Fund. A controlling person’s vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Acquired Fund shareholders. Bank of America Corporation, a publicly-traded financial services corporation, is the ultimate parent company of USTNY.

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As of December 21,2007, the following shareholders of record each owned five percent or more of the outstanding shares of the noted class of shares of the noted Fund:

Fund and Class	Name and Address of Shareholder	Number of Outstanding Shares of Class Owned	Percentage of Outstanding Shares of Class Owned	Percentage of Outstanding Shares of Class Owned Assuming Consummation of Merger(1)
Equity Income Fund (Acquired Fund)	Atwell & Co. P.O. Box 456	16,626,398.112	73.17%	19.26%
Shares Class	Wall Street Station New York, NY 10005

	Atwell & Co. P.O. Box 2044 Peck Slip Station New York, NY 10038	2,354,637.365	10.36%	2.73%

	Atwell & Co. P.O. Box 2044 Peck Slip Station New York, NY 10038	1,645,577.343	7.24%	1.91%
Retirement Shares Class	Excelsior Funds Seed Account
	c/o Charles Schwab Attn: Michael Loudermilk 101 Montgomery Street San Francisco, CA 94101	125.244	95.90%	95.90%
Columbia Dividend Income Fund (Acquiring Fund)	Attn Joan Wray/Funds Accounting Bank of America N.A. 411 N Akard Street	34,760,696.775	87.38%	64.37%
Class Z	Dallas, TX 75201-3307

(1)	Percentage owned assuming consummation of the Merger on December 21, 2007.

B-2

Appendix C — Capitalization

The following table shows, on an unaudited basis, the capitalization of the Acquired Fund and the Acquiring Fund as of November 30, 2007, and on a pro forma combined basis, after giving effect to the acquisition of the assets and liabilities of the Acquired Fund by the Acquiring Fund at net asset value as of that date:

	Equity Income Fund (Acquired Fund)	Columbia Dividend Income Fund (Acquiring Fund)	Pro Forma Adjustments		Pro Forma Columbia Dividend Income Fund (Acquiring Fund)(1)
Shares Class(2)
Net asset value	$217,280,153		$(217,280,153)
Shares outstanding	22,804,020		(22,804,020)
Net asset value per share	$9.53		—
Retirement Shares Class(2)
Net asset value	$1,180		$(1,180)
Shares outstanding	123		(123)
Net asset value per share	$9.58		—
Class Z
Net asset value		$597,327,409	$217,197,011	(3)(4)	$814,524,420
Shares outstanding		39,519,786	14,374,389	(4)	53,894,175
Net asset value per share		$15.11	—		$15.11
Class R
Net asset value		—	$1,180	(3)(5)	$1,180
Shares outstanding		—	78	(5)	78
Net asset value per share		—	—		$15.11	(6)

(1)	Assumes the Merger was consummated on November 30, 2007, and is for information purposes only. No assurance can be given as to how many shares of the Acquiring Fund will be received by the shareholders of the Acquired Fund on the date the Merger takes place, and the foregoing should not be relied upon to reflect the number of shares of the Acquiring Fund that actually will be received on or after such date.
(2)	Retirement Shares Class shares and Shares Class shares of the Acquired Fund are exchanged for Class R shares and Class Z shares, respectively, of the Acquiring Fund based on the net asset value per share of the Acquiring Fund’s Class A shares and Class Z shares, respectively, on the business day immediately preceding the Merger.
(3)	Adjustments reflect one time proxy, accounting, legal and other costs of the Merger as approved by the Board of $83,142 to be borne by the Acquired Fund.
(4)	Includes net assets and shares from Shares Class shares. Shares Class shares will be exchanged for Class Z shares on the date of the Merger.
(5)	Includes net assets and shares from Retirement Shares Class shares. Retirement Shares Class shares will be exchanged for Class R shares on the date of the Merger.
(6)	Net asset value per share rounds due to fractional shares outstanding.

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Appendix D — Information Applicable to the Acquiring Fund

Below is information regarding the Acquiring Fund. All references to the Fund in this Appendix D refer to the Acquiring Fund

ADDITIONAL INVESTMENT STRATEGIES AND POLICIES

This section describes certain strategies and policies that the Fund may utilize in pursuit of its investment objective, and describes some additional factors and risks involved with investing in the Fund.

Changing the Fund’s Investment Objective and Policies

The Fund’s investment objective and certain of its investment policies can be changed without shareholder approval unless otherwise stated in the Prospectus/Proxy Statement or the Fund’s Statement of Additional Information (“SAI”). Shareholders vote on changes to other investment policies that are designated as fundamental in accordance with the requirements of the 1940 Act.

Investment Guidelines

As a general matter, unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding an investment standard, compliance with that percentage limitation or standard will be determined solely at the time of the Fund’s acquisition of the security or asset.

Holding Other Kinds of Investments

The Fund may hold investments that aren’t part of its principal investment strategies. These investments are described in the SAI. The Fund may choose not to invest in certain securities described in the Prospectus/Proxy Statement and in the SAI, although it has the ability to do so.

Investing in the Columbia Money Market Funds

The Fund may invest uninvested cash and cash collateral received in connection with its securities lending program in shares of the registered or unregistered money market funds advised by Columbia Management. Columbia Management and its affiliates receive fees from these funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Fund for services provided directly.

Lending Securities

The Fund may lend portfolio securities to approved broker/dealers or other financial intermediaries on a fully collateralized basis in order to earn additional income. The Fund may lose money from securities lending if, for example, it is delayed or prevented from selling the collateral after the loan is made or in recovering the securities loaned, or if it incurs losses on the reinvestment of cash collateral.

D-1

Portfolio Holdings Disclosure

A description of Columbia Funds’ policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI. The Fund discloses its portfolio holdings on the Columbia Funds’ website, www.columbiafunds.com, as described below. Once posted, the portfolio holdings information will remain available on the website until at least the date on which such Fund files a Form N-CSR or Form N-Q (forms filed with the SEC that include portfolio holdings information) for the period that includes the date as of which the information is current.

The Fund’s complete portfolio holdings as of a month-end are disclosed approximately 30 calendar days after such month-end and the Fund’s largest 15 holdings as a percent of the Fund’s portfolio as of a month-end are disclosed approximately 15 calendar days after such month-end.

In addition, more current information concerning the Fund’s portfolio holdings as of specified dates may also be disclosed on the Columbia Funds’ website.

Investing Defensively

The Fund may from time to time take temporary defensive investment positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. The Fund may not achieve its investment objective while it is investing defensively.

Mailings to Households

In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, call 800.345.6611 or, if your shares are held through a financial intermediary, contact your intermediary directly.

Portfolio Turnover

A mutual fund that replaces, or turns over, more than 100% of its investments in a year is considered to have a high portfolio turnover rate. A high portfolio turnover can generate larger distributions of short-term capital gains to shareholders, which are generally taxable at higher rates than long-term capital gains for federal income tax purposes. A high portfolio turnover rate can also mean higher brokerage and other transaction costs, which could reduce a fund’s returns. In general, the greater the volume of buying and selling by a fund, the greater the impact that brokerage commissions will have on its returns. The Fund generally buys securities for capital appreciation, investment income or both. However, the Fund may sell securities regardless of how long they’ve been held. You’ll find the Fund’s historical portfolio turnover rates in Appendix E.

MANAGEMENT OF THE FUND

Primary Service Providers

Columbia Management, Columbia Management Distributors, Inc. (“the Distributor”) and Columbia Management Services, Inc. (the “Transfer Agent”), all affiliates of Bank of America, currently provide

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key services to the Fund and the other Columbia Funds, including investment advisory, distribution, administration, shareholder servicing and transfer agency, and are paid for providing these services. These service relationships are described below.

Columbia Management

Columbia Management is located at 100 Federal Street, Boston, MA 02110, and serves as investment advisor to over 100 Columbia Funds mutual fund portfolios. As of December 31, 2007, Columbia Management had assets under management of approximately $370.2 billion. Columbia Management is a registered investment advisor and an indirect, wholly owned subsidiary of Bank of America. Its management experience covers all major asset classes, including equity securities, fixed income securities and money market instruments. In addition to serving as investment advisor to mutual funds, Columbia Management acts as an investment manager for individuals, corporations, retirement plans, private investment companies and financial intermediaries.

Subject to oversight by the board of trustees of the Columbia Trust, Columbia Management manages the day-to-day operations of the Fund, determining what securities and other investments the Fund should buy or sell and executing the Fund’s portfolio transactions. Although Columbia Management is responsible for the investment management of the Fund, Columbia Management may delegate certain of its duties to one or more investment sub-advisors. Columbia Management may also use the research and other expertise of its affiliates and third parties in managing the Fund’s investments.

The Fund pays Columbia Management a fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of the Fund and is paid monthly. For the Fund’s most recent fiscal year, aggregate advisory fees paid to Columbia Management by the Fund amounted to 0.67% of average daily net assets of the Fund.

A discussion regarding the basis for the board’s approval of the Fund’s investment advisory agreement with Columbia Management is available in the Fund’s semi annual report to shareholders for the fiscal period ended March 31, 2007.

Sub-Advisor(s)

Columbia Management may engage an investment sub-advisor or sub-advisors to make the day-to-day investment decisions for the Fund. Columbia Management retains ultimate responsibility (subject to board oversight) for overseeing any sub-advisor it engages and for evaluating the Fund’s needs and available sub-advisors’ skills and abilities on an ongoing basis. Based on its evaluations, Columbia Management may at times recommend to the board that the Fund change, add or terminate one or more sub-advisors; continue to retain a sub-advisor even though the sub-advisor’s ownership or corporate structure has changed; or materially change a sub-advisory agreement with a sub-advisor. Applicable law requires the Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the board has approved the proposed action and believes that the action is in shareholders’ best interests. Columbia Management and the Columbia Funds have applied for relief from the SEC to permit the Fund to act on many of Columbia Management’s recommendations with approval only by the board and not by Fund shareholders. Columbia Management or the Fund would

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inform the Fund’s shareholders of any actions taken in reliance on this relief. Until Columbia Management and the Fund obtain this relief, the Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

At present, Columbia Management has not engaged any investment sub-advisor for the Fund.

Portfolio Managers

Information about Columbia Management’s portfolio managers who are primarily responsible for overseeing the Fund’s investments is shown in the table below. The SAI provides more information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of securities in the Fund.

Scott L. Davis

Service with the Fund (co-manager) since November 2001.

Investment experience since 1980.

Vice President of Columbia Management, associated with Columbia Management or its predecessors since 1985.

Richard Dahlberg

Service with the Fund (co-manager) since October 2003.

Investment experience since 1960.

Managing Director of Columbia Management, associated with Columbia Management or its predecessors since September 2003. Prior to September, 2003, Mr. Dahlberg was with Grantham, Mayo, Van Otterloo & Co., LLC.

The Administrator

Columbia Management is responsible for overseeing the administrative operations of the Fund, including the general supervision of the Fund’s operations, coordination of the Fund’s service providers, and the provision of office facilities and related clerical and administrative services.

The Fund pays the Administrator a fee for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the Fund’s average daily net assets and is paid monthly, as follows:

Annual Administration Fee, as a % of Average Daily Net Assets
Columbia Dividend Income Fund	0.067%

The Distributor

Shares of the Fund are distributed by the Distributor, which is located at One Financial Center, Boston, MA 02111. The Distributor is a registered broker/dealer and an indirect, wholly owned

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subsidiary of Bank of America. The Distributor and its affiliates may pay commissions, distribution and service fees and/or other compensation to entities, including Bank of America affiliates, for selling shares and providing services to investors.

The Transfer Agent

The Transfer Agent is a registered transfer agent and an indirect, wholly owned subsidiary of Bank of America. The Transfer Agent is located at One Financial Center, Boston, MA 02111, and its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service. The Fund pays the Transfer Agent monthly fees on a per-account basis. Fees paid to the Transfer Agent include reimbursements for certain out-of-pocket expenses and sub-transfer agency fees, subject to certain limitations, paid by the Transfer Agent on the Fund’s behalf.

Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest

As described in Management of the Fund – Primary Service Providers, Columbia Management, the Distributor and the Transfer Agent, all affiliates of Bank of America, provide various services to the Fund for which they are compensated. Bank of America and its affiliates may also provide other services to the Fund and be compensated for them.

Columbia Management and its affiliates may provide investment advisory and other services to other clients and customers substantially similar to those provided to the Fund. These activities, and other financial services activities of Bank of America and its affiliates, may present actual and potential conflicts of interest and introduce certain investment constraints.

Bank of America is a major financial services company, engaged in a broad range of financial activities beyond the mutual fund-related activities of Columbia Management, including, among others, commercial banking, investment banking, broker/dealer (sales and trading), asset management, insurance and other financial activities. These additional activities may involve multiple advisory, transactional, lending, financial and other interests in securities and other instruments, and in companies that issue securities and other instruments, which may be bought, sold or held by the Fund.

Conflicts of interest and limitations that could affect the Fund may arise from, for example, the following:

•	compensation and other benefits received by Columbia Management and other Bank of America affiliates related to the management/administration of the Fund and the sale of its shares;

•	the allocation of, and competition for, investment opportunities among the Fund and other funds and accounts advised/managed by Columbia Management and other Bank of America affiliates;

•	separate and potentially divergent management of the Fund and other funds and accounts advised/managed by Columbia Management and other Bank of America affiliates;

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•	regulatory and other investment restrictions on investment activities of Columbia Management and other Bank of America affiliates and accounts advised/managed by them;

•	lending, investment banking and other relationships of Bank of America affiliates with companies and other entities in which the Fund invests; and

•	regulatory and other restrictions relating to the sharing of information between Bank of America and its affiliates, including Columbia Management, and the Fund.

Bank of America and its affiliates also provide a variety of products and services that, in some manner, may use the Fund and other Columbia Funds as investment options. For example:

•

the Columbia Funds are available as investments in connection with brokerage and other securities products offered by Banc of America Investment Services, Inc., an affiliated retail broker/dealer of Bank of America;

•

the Columbia Funds are used as investments in connection with fiduciary, investment management and other accounts offered by U.S. Trust, Bank of America Private Wealth Management, as well as certain Columbia Funds structured as “funds of funds;” and

•	the Columbia Money Market Funds are offered as an investment option for a variety of cash “sweep” account programs offered by Bank of America and its affiliates.

The use of the Columbia Funds as investment options in connection with other products and services offered by Bank of America and its affiliates may introduce economic and other conflicts of interest of which you should be aware. These conflicts of interest are highlighted in sections of account documentation and other disclosure materials relating to these products and services, as well as in the SAI.

Columbia Management and Bank of America have adopted various policies and procedures that are intended to identify, monitor and address conflicts of interest. However, there is no absolute assurance that these policies, procedures and disclosures will be effective.

Additional information about Bank of America and the types of conflicts of interest and other matters referenced above is set forth in the Investment Advisory and Other Services—Other Roles and Relationships of Bank of America and Affiliates – Certain Conflicts of Interest section of the SAI, which is identified by the icon. Investors in the Fund should carefully review these disclosures and consult with their financial advisor if they have any questions.

Certain Legal Matters

On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) (“Columbia”) and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the “Distributor”) (collectively, the “Columbia Group”) entered into an Assurance of Discontinuance with the New York Attorney General (“NYAG”) (the “NYAG Settlement”) and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission (“SEC”) (the “SEC Order”) on matters relating to mutual fund trading.

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Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group’s applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above is being distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007. Distributions under the distribution plan began in late June 2007.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the “MDL”). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court’s memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants’ motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 (“ICA”) and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption (“the CDSC Lawsuit”). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

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On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

In 2004, the Columbia Funds’ advisor and distributor and certain affiliated entities and individuals were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. Certain Columbia Funds were named as nominal defendants. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisors and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and entered final judgment in favor of the defendants. The plaintiffs appealed to the United States Court of Appeals for the First Circuit on December 30, 2005. A stipulation and settlement agreement dated January 19, 2007 was filed in the First Circuit on February 14, 2007, with a joint stipulation of dismissal and motion for remand to obtain district court approval of the settlement. That joint motion was granted and the appeal was dismissed. On March 6, 2007, the case was remanded to the District Court. The settlement, approved by the District Court on September 18, 2007, became effective October 19, 2007. Pursuant to the settlement, the funds’ advisor and/or its affiliates made certain payments, including plaintiffs’ attorneys’ fees and costs of notice to class members.

CHOOSING A SHARE CLASS

Description of the Share Classes

Share Class Features

The Fund offers six classes of shares. Only Class R shares and Class Z shares are discussed in the Prospectus/Proxy Statement. Each share class has its own investment eligibility criteria, cost structure and other features. The following summarizes the primary features of the Class R shares and Class Z shares. Contact your financial advisor or Columbia Funds for more information about the Fund’s share classes and how to choose among them.

	Class R Shares	Class Z Shares
Eligible Investors and Minimum Initial Investments	There is no minimum initial investment, but Class R Shares are available only through eligible retirement plans and health savings accounts.	Class Z shares are available only to certain eligible investors, which are subject to different minimum initial investment requirements. These minimum initial investment amounts range from $0 to $2,500. See Buying Shares—Eligible Investors for details.

Investment Limits	none	none

Conversion Features	none	none

Front-End sales Charges	none	none

Contingent Deferred Sales Charges	none	none

Distribution and Service Fees	0.50% distribution fee	none

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FUNDamentals™

Selling and/or Servicing Agents

The terms “selling agent” and “servicing agent” refer to the financial intermediary that employs your financial advisor. Selling and/or servicing agents include, for example, brokerage firms, banks, investment advisors, third party administrators and other financial intermediaries, including affiliates of Bank of America, such as Banc of America Investment Services, Inc.

Class R Shares — Sales Charges and Commissions

You don’t pay a front-end sales charge when you buy Class R shares or a Contingent Deferred Sales Charge when you sell your Class R shares. Class R shares are only available for purchase through certain eligible retirement plans and health savings accounts. See Buying Shares—Eligible Investors for more information about investing in Class R shares of the Fund. The Distributor pays an up-front commission directly to your selling and/or servicing agent when you buy Class R shares, according to the following schedule:

Class R Shares — Commission Schedule

Purchase Amount	Commission Level (as a % of net asset value per share)
$0—$49,999,999	0.50%
$50 million or more	0.25%

The Distributor seeks to recover this commission through distribution fees it receives under the Acquiring Fund’s distribution plan. See Choosing a Share Class—Distribution and Service Fees for details.

Distribution and Service Fees

Pursuant to Rule 12b-1 under the 1940 Act, the board of the Columbia Trust has approved, and the Fund has adopted, distribution and shareholder servicing plans which set the distribution and service fees that are periodically deducted from the Fund’s assets. These fees are calculated daily, may vary by share class, and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors. Because the fees are paid out of the Fund’s assets on an ongoing basis, they will increase the cost of your investment over time. The table below shows the maximum annual distribution and service fees (as an annual % of average daily net assets) and the combined amount of such fees applicable to each share class:

Distribution and Service Fees

	Distribution Fee	Service Fee	Combined Total
Class R	0.50%	0.00%	0.50%
Class Z	N/A	N/A	N/A

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The Fund will pay these fees to the Distributor and/or to eligible selling and/or servicing agents for as long as the distribution and/or shareholder servicing plans continue. The Fund may reduce or discontinue payments at any time. Your selling and/or servicing agent may also charge you other fees for providing services to your account, which may be different from those described here.

Financial Intermediary Compensation

The Distributor and Columbia Management may make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing/sales support services relating to the Columbia Funds. Such payments are generally based upon one or more of the following factors: average net assets of the Columbia Funds sold by the Distributor attributable to that intermediary, gross sales of the Columbia Funds distributed by the Distributor attributable to that intermediary, reimbursement of ticket charges (fees that an intermediary firm charges its representatives for effecting transactions in Fund shares) or a negotiated lump sum payment. While the financial arrangements may vary for each intermediary, the support payments to any one intermediary are generally between 0.05% and 0.35% (and 0.03% and 0.12% with regard to the Columbia Money Market Funds) on an annual basis for payments based on average net assets of the Fund attributable to the intermediary, and between 0.10% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Columbia Funds (other than the Columbia Money Market Funds) attributable to the intermediary.

The Distributor and Columbia Management may make payments in larger amounts or on a basis other than those described above when dealing with other affiliates of Bank of America. Such increased payments to the other Bank of America affiliate may enable the other Bank of America affiliate to offset credits that it may provide to customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customers’ investments in the Fund.

The Distributor and Columbia Management may also make payments to financial intermediaries, including other Bank of America affiliates, that provide shareholder services to retirement plans and other investment programs to compensate those intermediaries for services they provide to such programs, including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing.

These payments for shareholder servicing support vary by financial intermediary but generally are not expected, with certain limited exceptions, to exceed 0.35% of the average aggregate value of the Fund’s shares in any intermediary’s program on an annual basis for those classes of shares that pay a service fee pursuant to a plan under Rule 12b-1 under the 1940 Act, and 0.45% of the average aggregate value of the Fund’s shares in any intermediary’s program on an annual basis for those classes of shares that do not pay a service fee pursuant to a plan under Rule 12b-1 under the 1940 Act.

As of November 1, 2007, the board Columbia Management has authorized the Fund to reimburse the Transfer Agent for amounts paid to financial intermediaries that maintain assets in omnibus accounts, subject to an annual cap of 0.15% of the average aggregate value of the Fund’s shares maintained in such accounts. The amounts in excess of that reimbursed by the Fund are borne by the Distributor or Columbia Management. The Distributor and Columbia Management may make other

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payments or allow promotional incentives to broker/dealers to the extent permitted by SEC and Financial Industry Regulatory Authority (FINRA) rules and by other applicable laws and regulations.

Amounts paid by the Distributor and Columbia Management are paid out of the Distributor’s and Columbia Management’s own resources and do not increase the amount paid by you or the Fund. You can find further details about the payments made by the Distributor and Columbia Management and the services provided by financial intermediaries as well as a list of the intermediaries to which the Distributor and Columbia Management have agreed to make marketing support payments in the SAI. Your financial intermediary may charge you fees and commissions in addition to those described in the Prospectus/Proxy Statement. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants may have a financial incentive for recommending the Fund or a particular share class over others. See Management of the Fund—Other Roles and Relationships of Bank of America and its Affiliates—Certain Conflicts of Interest for more information.

BUYING, SELLING AND EXCHANGING SHARES

Share Price Determination

The price you pay or receive when you buy, sell or exchange shares is the Fund’s next determined net asset value (or NAV) per share for a given share class. The Fund calculates the net asset value per share for each class of the Fund at the end of each business day.

FUNDamentals™

NAV Calculation:

Each of the Funds’ share classes calculates its NAV as follows:

(Value of assets of the share class)
NAV	=	– (Liabilities of the share class)
Number of outstanding shares of the class

The value of the Fund’s shares is based on the total market value of all of the securities and other assets that it holds as of a specified time. The prices reported on stock exchanges and other securities markets around the world are usually used to value securities in the Fund. The Fund uses the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less.

If a market price isn’t readily available, the Fund will determine the price of the security held by the Fund based on Columbia Management’s determination of the security’s fair value. A market price is considered not readily available if, among other circumstances, the most recent reported price is deemed unreliable. In addition, the Fund may use fair valuation to price securities that trade on a foreign exchange when a significant event has occurred after the foreign exchange closes but before the time at which the Fund’s share price is calculated. Foreign exchanges typically close before the time at which Fund share prices are calculated, and may be closed altogether on some days when the Fund is

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open. Such significant events affecting a foreign security may include, but are not limited to: (1) those impacting a single issuer; (2) governmental action that affects securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. The Fund uses various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a security’s market price is readily available and, if not, the fair value of the security.

Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when the Fund uses fair valuation to price securities, it may value those securities higher or lower than another mutual fund. Also, the use of fair valuation may cause the Fund’s performance to diverge to a greater degree from the performance of various benchmarks used to compare the Fund’s performance because benchmarks generally do not use fair valuation techniques. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value ascribed to a particular security is accurate. The Fund has retained an independent fair valuation pricing service to assist in the fair valuation process for foreign securities. International markets are sometimes open on days when U.S. markets are closed, which means that the value of foreign securities owned by the Fund could change on days when Fund shares cannot be bought or sold.

Transaction Rules and Policies

Remember that sales charges may apply to your transactions. You should also ask your selling and/or servicing agent about its rules, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

Also remember that the Fund may refuse any order to buy or exchange shares. If this happens, we’ll return any money we’ve received, but no interest will be paid on that money.

Order Processing

Orders to buy, sell or exchange shares are processed on business days. Orders can be delivered by mail, by telephone or online. Orders received in “good form” by the Transfer Agent or your selling and/or servicing agent before the end of a business day will receive that day’s net asset value per share. Orders received after the end of a business day will receive the next business day’s net asset value per share. The business day that applies to your order is also called a trade date.

FUNDamentals™

Business Days

A business day is any day that the New York Stock Exchange (NYSE) is open. A business day ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time. If the NYSE closes early, the business day ends as of the time the NYSE closes. On holidays and other days when the NYSE is closed, a Fund’s net asset value is not calculated and the Fund does not accept buy or sell orders. However, the value of a Fund’s assets may still be affected on such days to the extent that the Fund holds foreign securities that trade on days that foreign markets are open.

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“Good Form”

An order is in “good form” if the Transfer Agent or your selling and/or servicing agent has all of the information and documentation it deems necessary to effect your order. For example, when you sell shares by letter of instruction, “good form” means that your letter has (i) complete instructions and the signatures of all account owners, (ii) a Medallion signature guarantee for amounts equal to or greater than $100,000 and (iii) any other required documents completed and attached. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, call 800.345.6611.

Medallion Signature Guarantees

Qualified customers can obtain a Medallion signature guarantee from any financial institution—including commercial banks such as Bank of America, credit unions and broker/dealers—that participates in one of the three Medallion signature guarantee programs recognized by the SEC. These Medallion signature guarantee programs are the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP).

Class R Shares

Remember that Class R shares are only available for purchase, sale or exchange through eligible retirement plans and health savings accounts sponsored by third party platforms, including those sponsored by Bank of America affiliates. Your retirement plan or health savings account administrator or selling and/or servicing agent is responsible for sending your orders to the Transfer Agent or your selling and/or servicing agent, ensuring that we receive your money on time, ensuring that you receive any sale proceeds on time, and recording and reporting your beneficial ownership of shares of the Fund. Contact your retirement plan or health savings account administrator for details.

Written Transactions

Once you have an account, you can communicate written buy, sell and exchange orders to the Transfer Agent at the following address: Columbia Funds, c/o Columbia Management Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.

Telephone Transactions

Once you have an account, you can place orders to buy, sell or exchange by telephone depending on how you complete the telephone authorization section of your account application. To place orders by telephone, call 800.422.3737. Have your account number and taxpayer identification number (TIN) available when calling.

You can sell up to an aggregate of $100,000 of shares via the telephone in any 30-day period if you qualify for telephone orders.

Telephone orders may not be as secure as written orders. Columbia Funds will take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification

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before we will act on instructions received by telephone and may record telephone conversations. However, the Fund and its agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.

Online Transactions

Once you have an account, contact Columbia Funds at 800.345.6611 for more information on account trading restrictions and the special sign-up procedures required for online transactions. The Transfer Agent has procedures in place to authenticate electronic orders you deliver through the internet. You will be required to accept the terms of an online agreement and establish and utilize a password in order to access online account services.

You can sell up to an aggregate of $100,000 of shares through the internet in any 30-day period if you qualify for internet orders.

Customer Identification Program

Federal law requires the Fund to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Fund may need to delay the date of your purchase or may be unable to open your account, which may result in a return of your investment monies. In addition, if the Fund is unable to verify your identity after your account is open, the Fund reserves the right to close your account or take other steps as deemed reasonable. The Fund shall not be held liable for any loss resulting from any purchase delay, application rejection or account closure due to a failure to provide proper identifying information.

Small Account Policy — Accounts Below $250

Columbia Funds generally will automatically sell your shares if the value of your account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below $250. If your shares are sold, the Transfer Agent will remit the sale proceeds to you. Any otherwise applicable CDSC will not be imposed on such automatic sale of your shares. The Transfer Agent will send you written notification in advance of any automatic sale, which will provide details on how you may avoid such automatic sale. Generally, you may avoid such automatic sale by raising your account balance, consolidating your accounts through an exchange of shares of another Columbia Fund in which you hold shares, or setting up a Systematic Investment Plan. Contact the Transfer Agent, review our website at www.columbiafunds.com, call 800.345.6611 or contact your financial advisor for more information. The automatic sale of shares of accounts valued at less than $250 is expected to take place in the second quarter of each calendar year.

Columbia Funds may also sell your shares if a financial intermediary tells us to sell your shares pursuant to arrangements made with you, and under certain other circumstances allowed under the 1940 Act.

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Small Account Policy — Minimum Balance Fee

If the value of your account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee will be assessed through the automatic sale of shares in your account. Any otherwise applicable CDSC will not be imposed on such automatic sale of your shares. The Transfer Agent will reduce the expenses paid by the Fund by any amounts it collects from the assessment of this fee. For Funds that do not have transfer agency expenses against which to offset the amount collected through assessment of this fee, the fee will be paid directly to the Fund. The Transfer Agent will send you written notification in advance of assessing any fee, which will provide details on how you can avoid the imposition of such fee. Generally, you may avoid the imposition of such fee by raising your account balance, consolidating your accounts through an exchange of shares of another Columbia Fund in which you hold shares, or setting up a Systematic Investment Plan. Contact the Transfer Agent, review our website at www.columbiafunds.com, call 800.345.6611 or contact your financial advisor for more information.

Columbia Funds reserves the right to change the minimum investment requirements for any Fund. We also reserve the right to lower the account size trigger point for the minimum balance fee in any year or for any class of shares when we believe it is appropriate to do so in light of declines in the market value of Fund shares, sales loads applicable to a particular class of shares, or for other reasons.

Exceptions to the Small Account Policy

The automatic sale of shares of accounts under $250 and the annual minimum balance fee described previously do not apply to shareholders of Class R shares or shareholders holding their shares through broker/dealer networked accounts; wrap fee and omnibus accounts; accounts with active Systematic Investment Plans or payroll deduction plans; accounts that were created by the automatic conversion of Class B shares to Class A shares or former Class G shares to Class T shares; and certain qualified retirement plans and health savings accounts. The automatic sale of shares of accounts under $250 does not apply to individual retirement plans.

Cash Flows

The timing and magnitude of cash inflows from investors buying Fund shares could prevent the Fund from always being fully invested. Conversely, the timing and magnitude of cash outflows to investors selling Fund shares could require large ready reserves of uninvested cash to meet shareholder redemptions. Either situation could adversely impact the Fund’s performance.

Excessive Trading Practices

Right to Reject or Restrict Share Transaction Orders—The Fund is intended for investors with long-term investment purposes and is not intended as a vehicle for frequent trading activity (market timing) that is excessive. Investors should transact in Fund shares primarily for investment purposes. The Board has adopted excessive trading policies and procedures that are designed to deter excessive trading by investors (the Excessive Trading Policies and Procedures). The Fund discourages and does not accommodate excessive trading.

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The Fund reserves the right to reject, without any prior notice, any buy or exchange order for any reason, and will not be liable for any loss resulting from rejected orders. For example, the Fund may in its discretion restrict, reject or cancel a buy or exchange order even if the transaction is not subject to the specific exchange limitation described below if the Fund or its agents determine that accepting the order could interfere with efficient management of the Fund’s portfolio or is otherwise contrary to the Fund’s best interests. The Excessive Trading Policies and Procedures apply equally to buy or exchange transactions communicated directly to the Transfer Agent and to those received by selling and/or servicing agents.

Specific Buying and Exchanging Limitations—If the Fund detects that an investor has made two “material round trips” in any 28-day period, it will generally reject the investor’s future buy orders, including exchange buy orders, involving any Columbia Fund.

For these purposes, a “round trip” is a purchase or exchange into the Fund followed by a sale or exchange out of the Fund. A “material” round trip is one that is deemed by the Fund to be material in terms of its amount or its potential detrimental impact on the Fund. Independent of this limit, the Fund may, in its discretion, reject future buy orders by any person, group or account that appears to have engaged in any type of excessive trading activity.

These limits generally do not apply to automated transactions or transactions by registered investment companies that invest in the Fund using a “fund of funds” structure. These limits do not apply to payroll deduction contributions by retirement plan participants, transactions initiated by a retirement plan sponsor or certain other retirement plan transactions consisting of rollover transactions, loan repayments and disbursements, and required minimum distribution redemptions. They may be modified or rescinded for accounts held by certain retirement plans to conform to plan limits, for considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs. Accounts known to be under common ownership or control generally will be counted together, but accounts maintained or managed by a common intermediary generally will not be considered to be under common ownership or control. The Fund retains the right to modify these restrictions at any time without prior notice to shareholders.

Limitations on the Ability to Detect and Prevent Excessive Trading Practices—The Fund takes various steps designed to detect and prevent excessive trading, including daily review of available shareholder transaction information. However, the Fund receives buy, sell and exchange orders through financial intermediaries, and cannot always know or reasonably detect excessive trading that may be facilitated by financial intermediaries or by the use of the omnibus account arrangements they offer. Omnibus account arrangements are common forms of holding shares of mutual funds, particularly among certain financial intermediaries such as broker/dealers, retirement plans and variable insurance products. These arrangements often permit financial intermediaries to aggregate their clients’ transactions and accounts, and in these circumstances, the identity of the shareholders is often not known.

Some financial intermediaries apply their own restrictions or policies to underlying investor accounts, which may be more or less restrictive than those described here. This may impact the Fund’s ability to curtail excessive trading, even where it is identified. For these and other reasons, it is possible that excessive trading may occur despite the Fund’s efforts to detect and prevent it.

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Although these restrictions and policies involve judgments that are inherently subjective and may involve some selectivity in their application, the Fund seeks to act in a manner that it believes is consistent with the best interests of shareholders in making any such judgments.

Risks of Excessive Trading—Excessive trading creates certain risks to the Fund’s long-term shareholders and may create the following adverse effects:

•	negative impact on the Fund’s performance;

•	potential dilution of the value of the Fund’s shares;

•

interference with the efficient management of the Fund’s portfolio, such as the need to maintain undesirably large cash positions, the need to use its line of credit or the need to buy or sell securities it otherwise would not have bought or sold;

•	losses on the sale of investments resulting from the need to sell securities at less favorable prices;

•	increased taxable gains to the Fund’s remaining shareholders resulting from the need to sell securities to meet sell orders; and

•	increased brokerage and administrative costs.

To the extent that the Fund invests significantly in foreign securities traded on markets that close before the Fund’s valuation time, it may be particularly susceptible to dilution as a result of excessive trading. Because events may occur after the close of foreign markets and before the Fund’s valuation time that influence the value of foreign securities, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of foreign securities as of the Fund’s valuation time. This is often referred to as price arbitrage. The Fund has adopted procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what the Fund believes to be the fair value of those securities as of its valuation time. To the extent the adjustments don’t work fully, investors engaging in price arbitrage may cause dilution in the value of the Fund’s shares held by other shareholders.

Similarly, to the extent that the Fund invests significantly in thinly traded high yield bonds (junk bonds) or equity securities of small-capitalization companies, because these securities are often traded infrequently, investors may seek to trade their shares in an effort to benefit from their understanding of the value of these securities. This is also a type of price arbitrage. Any such frequent trading strategies may interfere with efficient management of the Fund’s portfolio to a greater degree than would be the case for mutual funds that invest in highly liquid securities, in part because the Fund may have difficulty selling those portfolio securities at advantageous times or prices to satisfy large and/or frequent sell orders. Any successful price arbitrage may also cause dilution in the value of Fund shares held by other shareholders.

Opening an Account and Placing Orders

Columbia Funds encourages you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer

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Agent or your selling and/or servicing agent. As described in Buying, Selling and Exchanging Shares—Transaction Rules and Policies, once you have an account you can also communicate your orders directly to the Transfer Agent by mail, by telephone or online.

BUYING SHARES

Eligible Investors: Class R Shares

Class R shares can only be bought through eligible health savings accounts sponsored by third party platforms, including those sponsored by Bank of America affiliates, and the following eligible retirement plans: 401(k) plans; 457 plans; employer-sponsored 403(b) plans; profit sharing and money purchase pension plans; defined benefit plans; and non-qualified deferred compensation plans. Class R shares are not available for investment through retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, Simple IRAs, individual 403(b) plans or 529 tuition programs. Contact Columbia Funds or your retirement plan or health savings account administrator for more information about investing in Class R shares.

Minimum Initial Investments

The is no minimum initial investment for Class R shares.

Minimum Additional Investments:

There is no minimum additional investment for Class R shares.

Eligible Investors: Class Z Shares

Once you have opened an account, you can buy Class Z shares in a lump sum, through our Systematic Investment Plan, by dividend diversification, by wire or by electronic funds transfer. Class Z shares are only available to the categories of eligible investors described below, each of which is subject to its own minimum initial investment requirements.

Minimum Initial Investments

There is no minimum initial investment in Class Z shares for the following categories of eligible investors:

•

Any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Columbia Management Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the funds of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the funds of Columbia Acorn Trust immediately prior to the distribution, transfer or rollover.

•

Any health savings account sponsored by a third party platform, including those sponsored by Bank of America affiliates, and any omnibus group retirement plan for which a financial intermediary or other entity provides services and is not compensated by the Funds for those services, other than in the form of payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

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•

Any investor participating in a wrap program sponsored by a financial intermediary or other entity that is paid an asset-based fee by the investor and that is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

The minimum initial investment in Class Z shares for the following categories of eligible investors is $1,000:

•

Any individual retirement plan (assuming the eligibility criteria below are met) or group retirement plan that is not held in an omnibus manner for which a financial intermediary or other entity provides services and is not compensated by the Funds for those services, other than in the form of payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

The minimum initial investment in Class Z shares for the following categories of eligible investors is $2,500:

•

Any client of Bank of America or one of its subsidiaries buying shares through an asset management company, trust, fiduciary, retirement plan administration or similar arrangement with Bank of America or the subsidiary.

•	Any investor buying shares through a Columbia Management state tuition plan organized under Section 529 of the Internal Revenue Code.

•

Any shareholder (as well as any family member of a shareholder or person listed on an account registration for any account of the shareholder) of another fund distributed by the Distributor (i) who holds Class Z Shares; (ii) who held Primary A shares prior to the share class redesignation of Primary A shares as Class Z shares that occurred on August 22, 2005; (iii) who holds Class A shares that were obtained by an exchange of Class Z shares; or (iv) who bought shares of certain mutual funds that were not subject to sales charges and that merged with another fund distributed by the Distributor.

•	Any trustee or director (or family member of a trustee or director) of a fund distributed by the Distributor.

•	Any employee (or family member of an employee) of Bank of America or one of its subsidiaries.

•

Any investor participating in an account offered by a financial intermediary or other entity that provides services to such an account, is paid an asset-based fee by the investor and is not compensated by the Funds for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent (each investor buying shares through a financial intermediary must independently satisfy the minimum Investment requirement noted above).

•

Any institutional investor who is a corporation, partnership, trust, foundation, endowment, institution, government entity, or similar organization, which meets the respective qualifications for an accredited investor, as defined under the Securities Act of 1933.

•

Certain financial institutions and intermediaries, such as insurance companies, trust companies, banks, endowments, investment companies or foundations, buying shares for their own account, including Bank of America and its affiliates and/or subsidiaries.

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Minimum Additional Investments

There is no minimum additional investment for Class Z shares.

Systematic Investment Plan

The Systematic Investment Plan allows you to make regular purchases in amounts of $50 or more via automatic transfers from your bank account to the Fund on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan.

Dividend Diversification

Generally, you may automatically invest distributions made by another Columbia Fund into the same class of shares (and in some cases certain other classes of shares) of the Fund at no additional sales charge. A sales charge may apply when you invest distributions made by a Columbia Fund that were not assessed a sales charge at the time of your initial purchase. Call Columbia Funds at 800.345.6611 for details.

Wire Purchases

You may buy Class Z shares of the Fund by wiring money from your bank account to your Fund account by calling the Transfer Agent at 800.422.3737.

Electronic Funds Transfer

You may buy Class Z shares of the Fund by electronically transferring money from your bank account to your Fund account by calling the Transfer Agent at 800.422.3737. An electronic funds transfer may take up to three business days to settle and be considered in “good form.” You must set up this feature by contacting the Transfer Agent prior to your request.

Other Purchase Rules You Should Know

•	Once the Transfer Agent or your selling and/or servicing agent receives your buy order in “good form,” your purchase will be made at the next calculated net asset value per share.

•	You generally buy Class Z shares at net asset value per share because no front-end sales charge applies to purchases of this share class.

•	You generally buy Class R shares at net asset value per share because no front-end sales charge applies to purchases of these share classes.

•

The Fund reserves the right to cancel your order if it doesn’t receive payment within three business days of receiving your buy order. The Fund will return any payment received for orders that have been cancelled, but no interest will be paid on that money.

•	Selling and/or servicing agents are responsible for sending your buy orders to the Transfer Agent and ensuring that we receive your money on time.

•	Shares bought are recorded on the books of the Fund. The Fund doesn’t issue certificates.

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SELLING SHARES

When you sell your shares, the Fund is effectively buying them back from you. This is called a redemption.

Remember that Class R Shares can only be sold through your eligible retirement plan or health savings account. For detailed rules regarding the sale of Class R shares, contact your retirement plan or health savings account administrator.

Wire Redemptions

You may request that your Class Z shares sale proceeds be wired to your bank account by calling the Transfer Agent at 800.422.3737. You must set up this feature prior to your request. For shares sold by Fedwire, there is generally a fee of $7.50. The receiving bank may charge an additional fee. The Transfer Agent may waive the fee for certain accounts.

Electronic Funds Transfer

You may sell Class Z shares of the Fund and request that the proceeds be electronically transferred to your bank account by calling the Transfer Agent at 800.422.3737. It may take up to three business days for the sale proceeds to be received by your bank. You must set up this feature by contacting the Transfer Agent prior to your request.

Systematic Withdrawal Plan

The Systematic Withdrawal Plan lets you withdraw funds from your Class Z shares account any day of the month on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan. Your account balance generally must be at least $5,000 to set up the plan, but certain fee-based and wrap accounts are not subject to this requirement. If you set up the plan after you’ve opened your account, your signature must be Medallion guaranteed.

You can choose to receive your withdrawals via check or direct deposit into your bank account. You can cancel the plan by giving Columbia Funds 30 days notice in writing or by calling the Transfer Agent at 800.422.3737. It’s important to remember that if you withdraw more than your investment in the Fund is earning, you’ll eventually use up your original investment.

In-Kind Distributions

The Fund reserves the right to honor sell orders with in-kind distributions of portfolio securities instead of cash. In the event the Fund makes such an in-kind distribution, you may incur the brokerage and transaction costs associated with converting the portfolio securities you receive into cash. Also, the portfolio securities you receive may increase or decrease in value before you convert them into cash.

Other Redemption Rules You Should Know

•	Once the Transfer Agent or your selling and/or servicing agent receives your sell order in “good form,” your shares will be sold at the next calculated net asset value per share.

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•

If you sell your shares directly through Columbia Funds, we will normally send the sale proceeds by mail or electronically transfer them to your bank account within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in “good form.”

•

If you sell your shares through a selling agent, Columbia Funds will normally send the sale proceeds by Fedwire within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in “good form.”

•

If you paid for your shares by check or by wire transfer from your bank account as an Automated Clearing House (ACH) transaction, Columbia Funds will hold the sale proceeds when you sell those shares for up to 10 days after the trade date of the purchase.

•	No interest will be paid on uncashed redemption checks.

•

Columbia Funds can delay payment of the sale proceeds for up to seven days and may suspend redemptions and/or postpone payment of redemption proceeds when the NYSE is closed or during emergency circumstances as determined by the SEC.

•	Other restrictions may apply to retirement accounts. For information about these restrictions, contact your retirement plan administrator.

•	Also keep in mind Columbia Funds’ Small Account Policy, which is described above in Buying, Selling and Exchanging Shares—Transaction Rules and Policies.

EXCHANGING SHARES

You can generally sell shares of the Fund to buy shares of another Columbia Fund, in what is called an exchange. You should read the prospectus of, and make sure you understand the investment objective and principal investment strategies of, the Columbia Fund into which you are exchanging.

Systematic Exchanges

You may buy Class Z shares of the Fund by exchanging $100 or more each month from another Columbia Fund for shares of the same class of the Fund at no additional cost. Contact the Transfer Agent or your financial advisor to set up the plan. If you set up your plan to exchange more than $100,000 each month, you must have your signature Medallion guaranteed.

Exchanges will continue as long as your balance is sufficient to complete the systematic monthly transfers, subject to Columbia Funds’ Small Account Policy described above in Buying, Selling and Exchanging Shares—Transaction Rules and Policies. You may terminate the program or change the amount you would like to exchange (subject to the $100 minimum) by calling Columbia Funds at 800.345.6611. A sales charge may apply when you exchange shares of a Columbia Fund that were not assessed a sales charge at the time of your initial purchase.

The rules described below for making exchanges apply to systematic exchanges.

Class Z Shares Exchange Privilege

Certain shareholders invested in a class other than Class Z may become eligible to be invested in Class Z shares. Upon a determination of such eligibility, any such shares owned by these shareholders

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will be eligible to be exchanged for Class Z shares. No sales charges or other charges will apply to any such exchange. Ordinarily, shareholders will not recognize a gain or loss for federal income tax purposes upon such an exchange. Investors should contact their selling and/or servicing agents to learn more about the details of this process.

Other Exchange Rules You Should Know

•	Exchanges are made at net asset value.

•	You can generally make exchanges between like share classes of any Columbia Fund. Some exceptions apply.

•	The rules for buying shares of a Columbia Fund apply to exchanges into that Fund.

•	You may make exchanges only into a Columbia Fund that is legally offered and sold in your state of residence.

•	You generally may make an exchange only into a Columbia Fund that is accepting investments.

•	The Fund may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

•	Unless your account is part of a tax-advantaged retirement plan, an exchange for shares of another Fund is a taxable event, and you may realize a gain or loss for tax purposes.

DISTRIBUTIONS AND TAXES

Distributions to Shareholders

A mutual fund can make money two ways:

•	It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds, and dividends paid on common stocks.

•

A mutual fund can also have capital gain if the value of its investments increases. While a fund continues to hold an investment, any gain is unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than it originally paid. Capital gains are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term gains) or more than one year (long-term gains).

FUNDamentals™

Distributions

Mutual funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund’s distributed income, including capital gain.

Reinvesting your distributions buys you more shares of a fund—which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in

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turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you’ll earn more money if you reinvest your distributions rather than receive them in cash.

The Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its net income (interest and dividends less expenses) and net capital gains so that the Fund won’t have to pay any federal income tax on undistributed income and gains. The Fund intends to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year. Normally, the Fund will declare and pay distributions of net investment income according to the following schedule:

Declaration and Distribution Schedule

Declarations	quarterly
Distributions	quarterly

The Fund may, however, declare and pay distributions of net investment income more frequently.

Different share classes of the Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

The Fund generally pays cash distributions within five business days after the distribution was declared. If you sell all of your shares after the record date but before the payment date for a distribution, you’ll normally receive that distribution in cash within five business days after the sale was made.

The Fund will automatically reinvest distributions in additional shares of the same share class of the Fund unless you inform us you want to receive your distributions in cash. You can do this by writing Columbia Funds at the address on the back cover, or by calling us at 800.345.6611. No sales charges apply to the purchase or sale of such shares. Distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.

Unless you are investing through a tax-deferred retirement account (such as an IRA), you should consider avoiding buying Fund shares shortly before the Fund makes a distribution, because doing so can cost you money in taxes. This is because you will, in effect, receive part of your purchase price back in the distribution. This is known as “buying a dividend.” To avoid “buying a dividend,” check the Fund’s distribution schedule above before you invest. Similarly, if you buy shares of the Fund when it holds securities with unrealized capital gain, you will, in effect, receive part of your purchase price back if and when the Fund sells those securities and distributes the realized gain. This distribution is also subject to tax. The Fund may have, or may build up over time, high levels of unrealized capital gain. If you buy shares of the Fund when it has capital loss carryforwards, the Fund may have the ability to offset future capital gains realized by the Fund that otherwise would have been distributed to shareholders with such carryforwards, although capital loss carryforwards generally expire after eight taxable years and may be subject to substantial limitations.

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Taxes and Your Investment

The Fund will send you a statement each year showing how much you’ve received in distributions in the prior year and the distributions’ character for federal income tax purposes. The Fund expects that distributions will consist primarily of ordinary income. In addition, you should be aware of the following:

•

The Fund intends to qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund’s failure to qualify as a regulated investment company would result in fund level taxation, and consequently, a reduction in income available for distribution to you.

•	Distributions are usually taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund.

•

Distributions of the Fund’s ordinary income and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Fund’s net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long the Fund has owned the investments that generated them, rather than how long you have owned your shares.

•

For taxable years beginning on or before December 31, 2010, if you are an individual and you meet certain holding period and other requirements for your Fund shares, a portion of your distributions may be treated as “qualified dividend income.” Qualified dividend income is income attributable to the Fund’s dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends.

•	For taxable years beginning on or before December 31, 2010, the maximum individual federal income tax rate on net long-term capital gain and qualified dividend income is 15%.

•

A sale or exchange of Fund shares is a taxable event. This includes redemptions where you are paid in securities. Your sales (including those paid in securities) and exchanges of Fund shares usually will result in a taxable capital gain or loss to you, equal to the difference between the amount you receive for your shares (or are deemed to have received in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held your Fund shares for more than one year at the time of sale or exchange. In certain circumstances, capital losses may be disallowed.

•

The Fund is required by federal law to withhold tax on any taxable distributions and sale proceeds paid to you (including amounts paid to you in securities and amounts deemed to be paid to you upon an exchange of shares) if: you haven’t provided a correct taxpayer identification number (TIN) or haven’t certified to the Fund that withholding doesn’t apply; the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records; or the IRS informs the Fund that you are otherwise subject to backup withholding.

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FUNDamentals™

Taxes

The information provided above is only a summary of how U.S federal income taxes may affect your investment in a Fund. It is not intended as a substitute for careful tax planning. Your investment in a Fund may have other tax implications.

It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA.

You should consult with your own tax advisor about the particular tax consequences to you of an investment in a Fund, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.

HYPOTHETICAL FEES AND EXPENSES

The following supplemental hypothetical investment information provides additional information about the effect of the fees and expenses of the Fund, including investment advisory fees and other Fund costs, on the Fund’s returns over a 10-year period. The charts show the estimated fees and expenses that would be charged on a hypothetical investment of $10,000 in Class R and Class Z shares of the Fund, assuming a 5% return each year, the cumulative return after fees and expenses and the hypothetical year-end balance before fees and expenses. The annual expense ratio used for the share class, which is the same as that stated in the Annual Fund Operating Expense table, is presented in the charts and is net of any contractual fee waivers or expense reimbursements for the period of contractual commitment. Your actual costs may be higher or lower.

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Columbia Dividend Income Fund — Class R Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.000		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio(a)	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(b)
1	5.00%	1.30%	3.70%	$10,370.00	$132.41
2	10.25%	1.33%	7.51%	$10,750.58	$140.45
3	15.76%	1.33%	11.45%	$11,145.13	$145.61
4	21.55%	1.33%	15.54%	$11,554.15	$150.95
5	27.63%	1.33%	19.78%	$11,978.19	$156.49
6	34.01%	1.33%	24.18%	$12,417.79	$162.23
7	40.71%	1.33%	28.74%	$12,873.52	$168.19
8	47.75%	1.33%	33.46%	$13,345.98	$174.36
9	55.13%	1.33%	38.36%	$13,835.78	$180.76
10	62.89%	1.33%	43.44%	$14,343.55	$187.39
Total Gain After Fees and Expenses				$4,343.55

Total Annual Fees and Expenses Paid					$1,598.84

(a)	The annual expense ratio shown is the pro forma operating expense ratio of the Fund assuming the consummation of the Merger.
(b)	Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

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Columbia Dividend Income Fund — Class Z Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.000		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio(a)	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(b)
1	5.00%	0.80%	4.20%	$10,420.00	$81.68
2	10.25%	0.83%	8.55%	$10,864.51	$88.29
3	15.76%	0.83%	13.07%	$11,307.15	$91.97
4	21.55%	0.83%	17.79%	$11,778.66	$95.81
5	27.63%	0.83%	22.70%	$12,269.83	$99.80
6	34.01%	0.83%	27.81%	$12,781.48	$103.96
7	40.71%	0.83%	33.14%	$13,314.46	$108.30
8	47.75%	0.83%	38.70%	$13,869.68	$112.81
9	55.13%	0.83%	44.48%	$14,448.04	$117.52
10	62.89%	0.83%	50.51%	$15,050.53	$122.42
Total Gain After Fees and Expenses				$5,050.53

Total Annual Fees and Expenses Paid					$1,022.56

(a)	The annual expense ratio shown is the pro forma operating expense ratio of the Fund assuming the consummation of the Merger.
(b)	Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

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Appendix E — Financial Highlights for the Acquiring Fund

The financial highlights table below is intended to help you understand the Acquiring Fund’s financial performance. Information is shown for the last five fiscal years, which run from October 1 to September 30, unless otherwise indicated. Certain information reflects financial results for a single fund share. The total return line represents the rate that you would have earned (or lost) on an investment in the Acquiring Fund (assuming the reinvestment of all dividends and distributions). This information has been derived from the Acquiring Fund’s financial statements which have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Acquiring Fund’s financial statements, is included in the Acquiring Fund’s annual report. You can request a free annual report containing these financial statements by calling 1-800-426-3750. Because Class R shares have not yet completed their first year of operations, no financial highlights are provided.

Selected data for a share outstanding throughout each period is as follows:

Class Z Shares

	Year Ended September 30,				Period Ended September 30, 2003(b)(c)		Year Ended October 31, 2002
	2007	2006	2005	2004(a)
Net Asset Value, Beginning of Period	$13.45	$12.01	$10.80	$9.26	$8.56		$10.03
Income from Investment Operations:
Net investment income(d)	0.31	0.28	0.28	0.21	0.15		0.06
Net realized and unrealized gain (loss) on investments	2.04	1.47	1.16	1.53	0.72		(1.07)

Total from Investment Operations	2.35	1.75	1.44	1.74	0.87		(1.01)

Less Distributions Declared to Shareholders:
From net investment income	(0.31)	(0.31)	(0.23)	(0.20)	(0.17)		(0.07)
From net realized gains	(0.13)	—	—	—	—		(0.39)

Total Distributions Declared to Shareholders	(0.44)	(0.31)	(0.23)	(0.20)	(0.17)		(0.46)

Net Asset Value, End of Period	$15.36	$13.45	$12.01	$10.80	$9.26		$8.56
Total return(e)(f)	17.67%	14.73%	13.38%	18.93%	10.22	%(g)	(11.07)%

Ratios to Average Net Assets/Supplemental Data:
Net Expenses(h)	0.80%	0.80%	0.80%	1.10%	1.02	%(i)	0.82%
Waiver/reimbursement	0.07%	0.12%	0.18%	0.05%	0.02	%(i)	0.24%
Net investment income (loss)(h)	2.15%	2.27%	2.37%	1.98%	1.89	%(i)	0.63%
Portfolio turnover rate	21%	52%	18%	44%	33	%(g)	65	%(j)
Net assets, end of period (000’s)	$594,859	$471,876	$358,125	$90,269	$73,276		$19,896

E-1

(a)	On October 13, 2003, Liberty Strategic Equity Fund was renamed Columbia Strategic Equity Fund. On October 27, 2003, Columbia Strategic Equity Fund was renamed Columbia Dividend Income Fund.
(b)	The Fund changed its fiscal year end from October 31 to September 30.
(c)	On November 25, 2002, Galaxy Strategic Equity Fund, Trust shares were renamed Liberty Strategic Equity Fund, Class Z shares.
(d)	Per share data was calculated using the average shares outstanding during the period.
(e)	Total return at net asset value assuming all distributions reinvested.
(f)	Had the investment advisor and/or any of its affiliates not waived a portion of expenses, total return would have been reduced.
(g)	Not annualized.
(h)	The benefits derived from custody credits had an impact of less than 0.01%.
(i)	Annualized.
(j)	Portfolio turnover rate excludes securities delivered from processing a redemption-in-kind

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Appendix F — Comparison of Organizational Documents

Comparison of the Declaration of Trust of the Excelsior Trust and the Declaration of Trust of the Columbia Trust

The material differences between the terms of the Declaration of Trust of the Excelsior Trust (“EFT”), of which the Acquired Fund is a series, and the Declaration of Trust of the Columbia Trust (“CFST I”), of which the Acquiring Fund is a series, are highlighted below.

Shareholder voting rights: CFST I shareholders have the right to vote on issues as required by the 1940 Act, including 1) to elect trustees, 2) to approve investment advisory agreements and principal underwriting agreements, 3) to approve a change in sub-classification, 4) to approve any change in fundamental investment policies, 5) to approve a distribution plan under Rule 12b-1, 6) to terminate CFST I’s independent public accountant, 7) to decide whether or not a court action, proceeding or claim should be brought or maintained derivatively or as a class action on behalf of CFST I or shareholders, and 8) with respect to the termination of CFST I or any series or class by the shareholders. EFT shareholders have the power to vote only with respect to 1) the removal of trustees to the extent provided in the Declaration of Trust, 2) any investment advisory or management contract, 3) any termination of EFT to the extent provided in the Declaration of Trust, 4) the amendment of the Declaration of Trust to the extent and as provided in the Declaration of Trust, and 5) such additional matters relating to EFT as may be required or authorized by law, the Declaration of Trust, the Bylaws or any registration of EFT with the SEC or any state, or as the trustees may consider necessary or desirable.

Shareholder meetings, quorum and voting: A special meeting of EFT shareholders may be called by the trustees and must be called by the trustees upon the written request of shareholders owning at least ten percent of the outstanding shares of the series or class entitled to vote. Only the trustees may call CFST I shareholder meetings. A quorum is met for EFT when 33 1/3% of the shares entitled to vote are present. A quorum is met for CFST I when 30% of the shares entitled to vote are present. For both EFT and CFST I, a majority of shares voted decides all matters, except that a plurality elects a trustee. For both EFT and CFST I, when a matter affects the rights of a specific series or class, a majority of the shares of such series or class entitled to vote is required to decide the question.

Notice to shareholders and proxies: Notice of EFT shareholder meetings must be sent to shareholders not less than 15 days prior to the meeting; CFST I shareholder meetings require only 7 days prior notice. Both EFT and CFST I notices may be sent by mail; however, CFST I notices also may be sent via “facsimile or other electronic transmission.” In general, both EFT and CFST I shares may be voted in person or by proxy.

Amendment to the Declaration of Trust: CFST I trustees can amend the Declaration of Trust without shareholder approval provided they give notice of any non-ministerial amendment to shareholders. EFT trustees can amend the Declaration of Trust without shareholder approval, except that shareholders are entitled to vote on amendments 1) that would affect the voting rights of shareholders, 2) for which shareholder approval is required by law or EFT’s registration statement filed with the SEC, and 3) that are submitted to them by the trustees in their discretion.

Termination of the trust, series or class: CFST I and any series or class thereof may be terminated at any time by the trustees by written notice to the shareholders or at any time by vote of at least 66 2/3% of the

F-1

shares entitled to vote. EFT trustees may terminate EFT or any series thereof subject to a majority shareholder vote of EFT or of the series affected. However, EFT trustees may terminate EFT or any series without shareholder approval if a majority of the trustees determines that the continuation of EFT or the series is not in the best interests of EFT, such series or their respective shareholders as a result of factors or events adversely affecting the ability of EFT or such series to conduct its business and operations in an economically viable manner.

Merger, consolidation or conversion: CFST I trustees may cause CFST I or any series thereof to be merged or consolidated with another trust or company. CFST I trustees are expressly allowed to transfer all or a substantial portion of the assets of CFST I to another trust or company. CFST I trustees may accomplish such merger or consolidation without the vote of shareholders, unless such shareholder vote is required by law. EFT trustees have the same power to merge or consolidate EFT so long as the surviving entity is EFT or another open-end management investment company registered under the 1940 Act, or a series thereof that will succeed or assume EFT’s registration under the 1940 Act.

Committees: CFST I trustees have the power to form committees consisting of one or more trustees to exercise the powers and authority of the trustees to the extent the trustees determine. EFT trustees have the power to establish committees for such purposes, with such membership, and with such responsibilities as the trustees may consider proper. EFT trustees are expressly granted authority to establish a committee with the power to act for and bind the trustees and EFT with respect to any legal actions or proceedings concerning EFT.

Trustee removal: EFT trustees may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other trustees. CFST I trustees may be removed with or without cause by majority vote of the trustees. Additionally, as required by Section 16(c) of the 1940 Act, a trustee of either EFT or CSFT I may be removed at a shareholders meeting by a vote of at least two-thirds of the outstanding shares.

Trustee liability and indemnification: CFST I trustees are specifically exempted from any liability whatsoever in connection with the property or affairs of CFST I or arising out of the neglect of officers, agents, employees or other trustees of CFST I. In addition, CFST I trustees who hold a position or special appointment, such as chair of a committee, or who are singled out as experts on particular issues are not held to any higher standard than other trustees with respect to their duties. EFT trustees are exempted from liability for any claims against the trust. EFT trustees are also exempted from liability for any act or omission or for neglect or wrongdoing of them or any officer, agent, employee, investment advisor or independent contractor provided that the trustees exercised reasonable care and acted under the reasonable belief that their actions were in the best interest of EFT. Notwithstanding the foregoing, trustees of neither EFT nor CFST I are exempted from liability for willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

With respect to expenses incurred in defending trustees, EFT trustees can be advanced expenses upon a written agreement whereby the trustee agrees to repay the amount advanced if he is found not to be entitled to indemnification so long as 1) the trustee posts security for the undertaking, 2) EFT has insurance for losses arising by reason of lawful advances or 3) a majority of a quorum of disinterested trustees, or independent legal counsel, determines that the trustee will ultimately be found entitled to indemnification.

Distributions: CFST I trustees must make distributions of net income at least yearly. EFT trustees are not required to pay distributions, although such distributions are typically paid in order to ensure qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended.

F-2

EXC-51/148930-0208

Filed pursuant to Rule 497(b).
File no. 333-148106.

LONG-TERM TAX-EXEMPT FUND

One Financial Center, Boston, Massachusetts 02111-2621

Dear Shareholder:

I am writing to ask for your vote on the proposed merger of Long-Term Tax-Exempt Fund (the “Acquired Fund”), a series of Excelsior Tax-Exempt Funds, Inc., into Columbia Tax-Exempt Fund (the “Acquiring Fund”), a series of Columbia Funds Series Trust I, at a special meeting of shareholders of the Acquired Fund to be held on March 14, 2008.

The proposed merger is one of several mergers recommended by Columbia Management Group, LLC (“CMG”) following the recent acquisition by Bank of America Corporation (“Bank of America”) of U.S. Trust Corporation (“U.S.Trust”). The acquisition included all of U.S. Trust’s subsidiaries, including the investment advisor to the Acquired Fund. Bank of America is the ultimate parent of Columbia Management Advisors, LLC (“Columbia Management”), the investment advisor to the Acquiring Fund. Shareholders of the Excelsior Funds previously approved new investment advisory agreements that became effective upon completion of the acquisition. CMG’s overall goal in proposing these fund mergers is twofold. First, by merging Excelsior Funds into Columbia Funds with generally similar investment strategies, the combined investment portfolios will be larger, which tends to lead to greater efficiency. Second, by streamlining the product offering of the fund complex, management, distribution and other resources will be more effectively concentrated on a more focused group of portfolios. The merger of the Acquired Fund into the Acquiring Fund will enable Acquired Fund shareholders to invest in a larger, potentially more efficient investment portfolio while continuing to pursue a similar investment strategy.

Should the merger be approved and other conditions to the merger be satisfied, your current investment will be exchanged for an equal investment (that is, dollar value) in the Acquiring Fund. The exchange is expected to be tax-free for U.S. federal income tax purposes Shareholders of the Acquired Fund will receive shares of the Acquiring Fund corresponding to the class of shares they currently own (for example, holders of Shares Class shares will receive Class Z shares of the Acquiring Fund). More information on the specific details of and reasons for the merger is contained in the enclosed combined Prospectus/Proxy Statement. Please read it carefully.

THE DIRECTORS OF YOUR FUND UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR THE MERGER.

YOUR VOTE IS IMPORTANT. YOU CAN VOTE BY COMPLETING THE ENCLOSED PROXY CARD. A SELF-ADDRESSED POSTAGE-PAID ENVELOPE HAS BEEN ENCLOSED FOR YOUR CONVENIENCE.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

Christopher L. Wilson

President and Principal Executive Officer

Excelsior Tax-Exempt Funds, Inc.

February 8, 2008

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD

March 14, 2008

LONG-TERM TAX-EXEMPT FUND

A Series of Excelsior Tax-Exempt Funds, Inc.

One Financial Center

Boston, Massachusetts 02111-2621

1-800-708-7953

February 8, 2008

To the Shareholders of Long-Term Tax-Exempt Fund:

NOTICE IS HEREBY GIVEN that a special meeting of the shareholders of Long-Term Tax-Exempt Fund (the “Acquired Fund”), a series of Excelsior Tax-Exempt Funds, Inc., will be held at 2:00 p.m. Eastern time on March 14, 2008, at One Financial Center, Boston, Massachusetts 02111-2621, for the following purposes:

1.	To approve an Agreement and Plan of Reorganization providing for (i) the sale of all of the assets of the Acquired Fund to, and the assumption of all of the liabilities of the Acquired Fund by, Columbia Tax-Exempt Fund (the “Acquiring Fund”), a series of Columbia Funds Series Trust I, in exchange for shares of the Acquiring Fund, and (ii) the distribution of such shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund.

2.	To consider and act upon such other matters as may properly come before the meeting or any adjourned session of the meeting.

Shareholders of record of the Acquired Fund at the close of business on December 21, 2007 are entitled to notice of and to vote at the meeting and any adjourned session of the meeting.

By Order of the Board of Directors,

James R. Bordewick, Jr.,

Secretary

Excelsior Tax-Exempt Funds, Inc.

NOTICE:	YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE SEE THE ENCLOSED PROSPECTUS/PROXY STATEMENT AND OTHER MATERIALS FOR INSTRUCTIONS ON HOW TO VOTE EASILY AND QUICKLY.

PROSPECTUS/PROXY STATEMENT

January 16, 2008

Acquisition of the Assets and Liabilities of

LONG-TERM TAX-EXEMPT FUND

c/o Excelsior Tax-Exempt Funds, Inc.

One Financial Center

Boston, Massachusetts 02111-2621

1-800-708-7953

by and in Exchange for Shares of

COLUMBIA TAX-EXEMPT FUND

c/o Columbia Funds Series Trust I

One Financial Center

Boston, Massachusetts 02111-2621

1-800-708-7953

The prospectus/proxy statement (the “Prospectus/Proxy Statement”) and the enclosed proxy card (the “Proxy Card”) are expected to be mailed to shareholders beginning on or about February 8, 2008.

The Prospectus/Proxy Statement contains information shareholders should know before voting on the following proposal:

Proposal: Approval of the Agreement and Plan of Reorganization with respect to the proposed acquisition of Long-Term Tax-Exempt Fund (the “Acquired Fund”), a series of Excelsior Tax-Exempt Funds, Inc. (the “Acquired Company”), by Columbia Tax-Exempt Fund (the “Acquiring Fund”), a series of Columbia Funds Series Trust I (the “Columbia Trust”) (the “Agreement and Plan of Reorganization”).

The proposal will be considered by shareholders of the Acquired Fund at a special meeting of shareholders of the Acquired Fund (the “Meeting”) that will be held at One Financial Center, Boston, Massachusetts 02111-2621. Although the Agreement and Plan of Reorganization contemplates a transaction in which the Acquired Fund transfers all of its assets and liabilities to the Acquiring Fund in exchange for shares of the Acquiring Fund, the Prospectus/Proxy Statement refers to the transaction as a “Merger.” The Acquired Fund and the Acquiring Fund are referred to herein collectively as the “Funds” (or individually as a “Fund”). The Funds are series of separate registered open-end management investment companies. Please read the Prospectus/Proxy Statement and keep it for future reference.

The Acquiring Fund is managed by Columbia Management Advisors, LLC (“Columbia Management”), an affiliate of United States Trust Company, National Association (“USTNA”) (through its separate identifiable division, U.S. Trust New York Asset Management Division (“USTNY”)), the investment advisor of the Acquired Fund. Bank of America Corporation, the ultimate parent of Columbia Management, acquired U.S. Trust Corporation, the ultimate parent of USTNA, on July 1, 2007. Prior to that acquisition, Columbia Management and USTNA were not affiliates of each other.

Effective on or about February 15, 2008, the investment advisory contract pursuant to which USTNY provides investment advisory services to the Acquired Fund will be assigned to UST Advisers, Inc. (“UST Advisers”). Both USTNY and UST Advisers are wholly-owned subsidiaries of Bank of America Corporation. The Board of Directors of the Acquired Company approved the transfer at a meeting held on December 12, 2007, in anticipation of the merger of USTNA into Bank of America, N.A., which is scheduled to take place on February 22, 2008. This transfer will not change (i) the way in which the Acquired Fund is managed, including the level of services provided, (ii) the team of investment professionals providing services to the Acquired Fund, or (iii) the management fees the Acquired Fund pays.

The Acquiring Fund seeks as high a level of after-tax total return as is consistent with prudent risk, by pursuing current income exempt from federal income tax and opportunities for long-term appreciation. Under normal market conditions, the Acquiring Fund invests at least 80% of its total assets in tax-exempt bonds. (Bonds subject to the alternative minimum tax are not counted for purposes of this 80% test.) Under normal market conditions, the Acquiring Fund invests at least 65% of its total assets in tax-exempt bonds that are rated investment grade, which means they are rated at least BBB (or Baa) by a nationally recognized rating agency.

If the Agreement and Plan of Reorganization is approved by the shareholders of the Acquired Fund and the Merger is consummated, the Acquired Fund will transfer all of the assets and liabilities

2

attributable to its Shares Class shares to the Acquiring Fund in exchange for Class Z shares of the Acquiring Fund with the same aggregate net asset value as the net value of the assets and liabilities transferred. After that exchange, shares received by the Acquired Fund will be distributed pro rata to its shareholders, and such shareholders will become shareholders of the Acquiring Fund.

The following documents have been filed with the Securities and Exchange Commission (the “SEC”) and are incorporated into the Prospectus/Proxy Statement by reference:

•	The Statement of Additional Information of the Acquiring Fund dated January 16, 2008, relating to the Prospectus/Proxy Statement.

•	The Prospectuses of the Acquired Fund dated July 1, 2007, as supplemented to date.

•	The Statement of Additional Information of the Acquired Fund dated July 1, 2007, as supplemented to date.

•

The Report of Independent Registered Public Accounting Firm and the audited financial statements included in the Annual Report to Shareholders of the Acquired Fund dated March 31, 2007, and the unaudited financial statements included in the Semiannual Report to Shareholders of the Acquired Fund dated September 30, 2007.

The Acquired Fund previously has sent its most recent annual report and semiannual report to its shareholders. For a free copy of the Acquired Fund’s most recent reports or any of the documents listed above, call 1-800-708-7953, or write to the Acquired Fund at the address listed on the cover of the Prospectus/Proxy Statement. Shareholders also may obtain many of these documents by accessing the Acquired Fund’s Internet site at www.columbiafunds.com. Text-only versions of the Acquired Fund’s documents can be viewed online or downloaded, without charge, from the EDGAR database on the SEC’s Internet site at www.sec.gov. Shareholders can review and copy information about the Funds by visiting the Public Reference Room, Office of Consumer Affairs and Information Services, U.S. Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-2521. Shareholders can obtain copies, upon payment of a duplicating fee, by sending an e-mail request to publicinfo@sec.gov or by writing the Public Reference Room at the address above. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-5850.

The SEC has not approved or disapproved these securities or determined if the Prospectus/Proxy Statement is truthful or complete. Any representation to the contrary is a criminal offense.

An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

I.    QUESTIONS AND ANSWERS REGARDING APPROVAL OF THE MERGER

The following questions and answers provide an overview of key features of the Merger and of the information contained in the Prospectus/Proxy Statement. Please review the Prospectus/Proxy Statement prior to executing a proxy or casting a vote. For answers to questions about the Merger, please call 1-800-708-7953.

3

1.    What Merger is being proposed?

The Board of Directors (the “Board”) of Long-Term Tax-Exempt Fund (the “Acquired Fund”), a series of Excelsior Tax-Exempt Funds, Inc. (the “Acquired Company”), is recommending that shareholders approve the merger of the Acquired Fund into Columbia Tax-Exempt Fund (the “Acquiring Fund”), a series of Columbia Funds Series Trust I (the “Columbia Trust”). This means that the Acquired Fund would transfer all of its assets and liabilities to the Acquiring Fund in exchange for shares of the Acquiring Fund. If the Merger is approved and completed, Shares Class shareholders of the Acquired Fund will receive Class Z shares of the Acquiring Fund with a dollar value equal to the dollar value of their Acquired Fund shares on the business day prior to the closing of the Merger. The Merger currently is scheduled to take place at the end of the first quarter of 2008.

2.    Why is the Merger being proposed?

The Board recommends approval of the Merger because the Merger offers shareholders of the Acquired Fund the opportunity to invest in a larger combined portfolio that generally has similar principal investment strategies, except that the Acquiring Fund may invest up to 35% of its total assets in securities rated below investment grade (“junk bonds”), while the Acquired Fund may invest only up to 5% of net assets in junk bonds. Spreading fixed costs over a broader asset base allows the potential for more efficient operation and lower overall operating expense ratios. In reviewing the Merger, the Board also considered that, based on estimated operating expense ratios, shareholders of the Acquired Fund, following the Merger, are expected to experience a total operating expense ratio that is lower than the current total and net operating expense ratios of such shareholders’ Acquired Fund shares.

Please review “Reasons for the Merger and Directors’ Considerations” in Section II of the Prospectus/Proxy Statement for more information regarding the factors considered by the Board.

3.	How do the fees and the operating expense ratios of the Funds compare, and what are they estimated to be following the Merger?

Shareholders of the Funds do not pay sales charges, redemption fees or similar fees in connection with their purchases and sales of Shares Class or Class Z shares. The table below allows a shareholder to compare the operating expense ratios of each Fund and to analyze the estimated expenses that Columbia Management expects the Acquiring Fund to bear in the first year following the Merger. The Annual Fund Operating Expenses set forth in the table below are paid by each Fund. They include management fees, distribution and service fees (if applicable) and administrative costs, including pricing and custody services.

The Annual Fund Operating Expenses shown in the table below represent expenses for each Fund’s most recent fiscal year (ended November 30, 2007 for the Acquiring Fund and ended March 31, 2007 for the Acquired Fund) and those projected for the Acquiring Fund on a pro forma combined basis after giving effect to the proposed Merger and are based on pro forma combined net assets as of November 30, 2007.

Based on the operating expense ratios shown below, the total operating expense ratio of Class Z shares of the Acquiring Fund following the Merger is expected to be lower than the total and net operating expense ratios of Shares Class shares of the Acquired Fund.

4

If the Merger occurs, certain Merger expenses will be allocated to the Acquired Fund, which will reduce the Acquired Fund’s net asset value prior to the closing of the Merger (by less than $0.01 per share based on shares outstanding as of May 31, 2007). Based on the operating expense ratios shown below, it is projected that, after the Merger, shareholders of the Acquired Fund will benefit from expense savings that will offset the allocated Merger expenses. However, the benefit of these projected expense savings will not be realized immediately. It is projected that the aggregate expense savings will not exceed the allocated Merger expenses of the Acquired Fund until approximately 4 months after the Merger. If a shareholder redeems his or her shares prior to that time, the shareholder will receive no net benefit from the projected expense savings.

Annual Fund Operating Expenses (as a % of average daily net assets)

(deducted directly from Fund assets)

	Long-Term Tax-Exempt Fund (Acquired Fund) Shares Class		Columbia Tax-Exempt Fund (Acquiring Fund) Class Z		Pro Forma Columbia Tax-Exempt Fund (Acquiring Fund) Class Z
Management Fees	0.65	(1)	0.49	(2)	0.48	(3)
Distribution and Service Fees	0.00		0.00		0.00
Other Expenses	0.41		0.19	(4)	0.16	(4)

Total Annual Fund Operating Expenses	1.06		0.68		0.64
Less Fee Waivers/Expense Reimbursements	(0.26	)(5)

Net Annual Fund Operating Expenses	0.80

(1)	The Acquired Fund pays an investment advisory fee of 0.50% and an administration fee of 0.15%. Columbia Management received an administration fee, computed daily and paid monthly, based on the combined aggregate average daily net assets of Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust (excluding Emerging Markets Fund, International Fund, International Equity Fund and Pacific/Asia Fund). The breakpoint schedule is as follows: 0.20% for net assets up to $200 million; 0.175% for net assets in excess of $200 million and up to $400 million; and 0.15% for net assets in excess of $400 million. Columbia Management has voluntarily agreed to waive 0.05% of the administration fee. If this waiver were reflected in the table, “Management Fees” would be 0.60% and “Total Annual Fund Operating Expenses” would be 1.01%. Columbia Management, at its discretion, may revise or discontinue this arrangement at any time.
(2)	The Acquiring Fund pays an investment advisory fee of 0.49%. Columbia Management has implemented a breakpoint schedule for the Acquiring Fund’s investment advisory fees. The investment advisory fees charged to the Acquiring Fund will decline as Acquiring Fund assets grow and will continue to be based on a percentage of the Acquiring Fund’s average daily net assets. The breakpoint schedule for the Acquiring Fund is as follows: 0.55% for assets up to $500 million; 0.50% for assets in excess of $500 million and up to $1 billion; 0.47% for assets in excess of $1 billion and up to $1.5 billion; 0.44% for assets in excess of $1.5 billion and up to $3 billion; 0.43% for assets in excess of $3 billion and up to $6 billion; and 0.42% for assets in excess of $6 billion.
(3)	The Acquiring Fund is expected to pay an investment advisory fee of 0.48%. Columbia Management has implemented a breakpoint schedule for the Acquiring Fund’s investment advisory fees. The

5

investment advisory fees charged to the Acquiring Fund will decline as Acquiring Fund assets grow and will continue to be based on a percentage of the Acquiring Fund’s average daily assets. The breakpoint schedule for the Acquiring Fund is as follows: 0.55% for assets up to $500 million; 0.50% for assets in excess of $500 million and up to $1 billion; 0.44% for assets in excess of $1.5 billion and up to $3 billion; 0.43% for assets in excess of $3 billion and up to $6 billion; and 0.42% for assets excess of $6 billion.

(4)	Other expenses have been restated to reflect contractual changes to the fees paid by the Acquiring Fund and interest expense from investments in inverse floater securities transactions.
(5)	The expense information in the table reflects contractual fee waivers currently in effect. USTNY has contractually agreed to waive fees or reimburse expenses in order to keep net annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) from exceeding 0.80%. The waiver agreement may not be terminated before July 31, 2008. In addition, this agreement will renew automatically for an additional 12-month term unless USTNY terminates the agreement by providing written notice to the Acquired Fund prior to the expiration of the current term.

Example Expenses

Example Expenses help shareholders compare the cost of investing in the Acquired Fund currently with the cost of investing in the Acquiring Fund both currently and on a pro forma combined basis and also allow shareholders to compare these costs with the cost of investing in other mutual funds. The tables take into account any contractual expense reduction arrangements described in the footnotes to the Annual Fund Operating Expenses table for the periods indicated in such table. The Example Expenses use the following hypothetical conditions:

•	$10,000 initial investment.

•	5% total return for each year.

•	Each Fund’s operating expenses remain the same.

•	Reinvestment of all dividends and distributions.

Example Expenses

(actual costs may be higher or lower)

	1 Year	3 Years	5 Years	10 Years
Long Term Tax-Exempt Fund (Acquired Fund)
Shares Class	$82	$311	$560	$1,271

Columbia Tax-Exempt Fund (Acquiring Fund)
Class Z	$69	$218	$379	$847

Columbia Tax-Exempt Fund (pro forma combined) (Acquiring Fund)
Class Z	$65	$204	$356	$797

6

The projected post-Merger pro forma combined Annual Fund Operating Expenses and Example Expenses presented above are based on numerous material assumptions, including (1) that the current contractual agreements will remain in place and (2) that certain fixed costs involved in operating the Acquired Fund will be eliminated. Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses or expense savings will be achieved because expenses depend on a variety of factors, including the future level of Acquiring Fund assets, many of which are beyond the control of the Acquiring Fund or Columbia Management.

Hypothetical Investment and Expense Information

Please see Appendix D for supplemental hypothetical investment expense information that provides additional information in a different format from the preceding Annual Fund Operating Expenses and Example Expenses tables about the effect of the pro forma expenses of the Acquiring Fund, including investment advisory fees and other Acquiring Fund costs, on the Acquiring Fund’s returns over a 10-year period.

4.	How do the investment objectives, principal investment strategies and investment policies of the Funds compare?

The Acquired Fund and the Acquiring Fund have similar principal investment strategies. The Acquired Fund and the Acquiring Fund each pursue current income exempt from federal income taxes, but the Acquiring Fund also pursues opportunities for long-term appreciation. The Acquiring Fund, under normal market conditions, may invest up to 35% of its total assets in tax-exempt bonds that are rated below investment grade, while the Acquired Fund may invest up to 5% of net assets in below investment grade securities. Under normal market conditions, the Acquired Fund and the Acquiring Fund both invest at least 80% of their total assets in tax-exempt bonds. The Acquired Fund’s average dollar-weighted maturity will be more than ten years under normal circumstances, while the Acquiring Fund has no similar requirement. As of November 30, 2007, the average dollar-weighted maturity of the Acquiring Fund was 13.30 years. The Acquired Fund may use financial and stock index futures and options to protect against adverse changes to the value of portfolio securities due to anticipated changes in interest rates or market conditions. The Acquiring Fund may purchase derivative instruments, such as futures, options, swap contracts and inverse floaters, to gain or reduce exposure to particular securities or segments of the municipal bond markets.

The table below shows the investment objective and principal investment strategies of each Fund.

	Long-Term Tax-Exempt Fund (Acquired Fund)	Columbia Tax-Exempt Fund (Acquiring Fund)
Investment Objective	The Acquired Fund seeks to maximize current interest income exempt from federal income taxes.	The Acquiring Fund seeks as high a level of after-tax total return as is consistent with prudent risk, by pursuing current income exempt from federal income tax and opportunities for long-term appreciation.

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	Long-Term Tax-Exempt Fund (Acquired Fund)	Columbia Tax-Exempt Fund (Acquiring Fund)
Principal Investment Strategies	Under normal circumstances, the Acquired Fund invests at least 80% of its net assets in tax-exempt securities issued by U.S. states, territories and possessions and their political subdivisions, the interest on which is exempt from federal income taxes (“municipal securities”), including the alternative minimum tax. For purposes of this test only, net assets includes borrowings for investment purposes. This policy is fundamental and may not be changed without shareholder approval. In selecting municipal securities for the Acquired Fund, USTNY considers each security’s yield and total return potential relative to other available municipal securities and manages the Acquired Fund through gradual shifts in the Acquired Fund’s average maturity. The Acquired Fund normally will have a dollar weighted average life that exceeds ten years. The Acquired Fund may use financial and stock index futures and options to protect against adverse changes to the value of portfolio securities due to anticipated changes in interest rates or market conditions.

As a matter of fundamental investment policy which cannot be changed without shareholder approval, under normal market conditions, the Acquiring Fund invests at least 80% of its total assets in tax-exempt bonds. Under normal market conditions, the Acquiring Fund invests at least 65% of its total assets in tax-exempt bonds that are rated investment grade, which means that they are rated at least BBB (or Baa) by a nationally recognized rating agency. Bonds subject to the alternative minimum tax will not be counted for purposes of the 80% test described above. Columbia Management may purchase bonds of any maturity.

The Acquiring Fund may invest up to 35% of its total assets in any combination of the following bonds (not including pre-refunded bonds): (i) bonds rated below investment grade by a nationally recognized rating agency and (ii) bonds that are not rated, provided that the Acquiring Fund’s total investments in unrated bonds may not exceed 25% of its total assets.

	The Acquired Fund may purchase without limitation investment grade municipal securities rated at the time of purchase in one of the four highest rating categories by a major rating agency, or determined by the Advisor to be of equivalent quality. Some of the municipal securities in which the Acquired Fund invests may be supported by credit enhancements provided by third parties. While the Acquired Fund ordinarily does not invest in municipal securities that pay interest subject to the alternative minimum tax (AMT), on occasion the Acquired Fund may purchase municipal securities subject to AMT if in the Advisor’s judgment compelling investment opportunities present themselves. There is no restriction on the maturity of any single security held by the Acquired Fund.	The Acquiring Fund may purchase derivative instruments, such as futures, options, swap contracts, and inverse floaters, to gain or reduce exposure to particular securities or segments of the municipal bond markets. Derivatives are financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Acquiring Fund may use derivatives for both hedging and non-hedging purposes, such as to adjust the Acquiring Fund’s sensitivity to changes in interest rates, or to offset a potential loss in one position by establishing an opposite position. The Acquiring Fund typically uses derivatives in an effort to achieve more efficiently economic exposures similar to those it could have achieved through the purchase and sale of municipal securities.

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Several of the Funds’ fundamental investment policies are similar. For purposes of this discussion, a “fundamental” investment policy is one that may not be changed without a shareholder vote. The Funds’ fundamental investment policies are set forth below:

As a matter of fundamental policy, the Acquired Fund may not:	As a matter of fundamental policy, the Acquiring Fund may not:
Act as an underwriter of securities within the meaning of the Securities Act of 1933, except to the extent that the purchase of municipal obligations or other securities directly from the issuer thereof in accordance with the Acquired Fund’s investment objective, policies, and limitations may be deemed to be underwriting.	Underwrite any issue of securities issued by other persons within the meaning of the Securities Act of 1933, as amended (the “1933 Act”) except when it might be deemed to be an underwriter either: (a) in connection with the disposition of a portfolio security; or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Acquiring Fund’s ability to invest in securities issued by other registered investment companies.

Purchase or sell real estate, except that the Acquired Fund may invest in municipal obligations secured by real estate or interests therein. The prohibition of purchases of real estate includes acquisition of limited partnership interests in partnerships formed with a view toward investing in real estate, but does not prohibit purchases of shares in real estate investment trusts.	Purchase or sell real estate, except the Acquiring Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate and it may hold and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of securities which are secured by real estate or interests therein.

Purchase or sell commodity futures contracts, or invest in oil, gas, or mineral exploration or development programs; provided that the Acquired Fund may enter into futures contracts and futures options.	Purchase or sell commodities, except that the Acquiring Fund may to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts and enter into swap contracts and other financial transactions relating to commodities. This limitation does not apply to foreign currency transactions including without limitation forward currency contracts.

Purchase any securities which would cause more than 25% of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to domestic bank obligations or securities issued or guaranteed by the United States, any state or territory, any possession

Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the

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As a matter of fundamental policy, the Acquired Fund may not:	As a matter of fundamental policy, the Acquiring Fund may not:
of the U.S. government, the District of Columbia, or any of their authorities, agencies, instrumentalities, or political subdivisions.	United States, or any of their agencies, instrumentalities or political subdivisions; and (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Make loans, except that the Acquired Fund may purchase or hold debt obligations in accordance with its investment objective, policies, and limitations.	Make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Borrow money, except from banks for temporary purposes, and then in amounts not in excess of 10% of the value of its total assets at the time of such borrowing or by entering into reverse repurchase agreements or by engaging in other investment techniques constituting leverage as permitted by SEC rules; or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed and 10% of the value of its total assets at the time of such borrowing, provided that the Acquired Fund may enter into futures contracts and futures options. (This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate abnormally heavy redemption requests and is not for leverage purposes.) The Acquired Fund will not purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding. Asset coverage of at least 300% (as defined in the 1940 Act), inclusive of any amounts borrowed, must be maintained at all times.	Borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Issue any senior securities, except insofar as any borrowing by [the] Acquired Fund in accordance with its investment limitations might be considered to be the issuance of a senior security; provided that the Acquired Fund may enter into futures contracts and futures options.

Purchase securities of any one issuer, other than U.S. government obligations, if immediately after such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer, except that up to 25% of the value of its total assets may be invested without regard to this 5%	Purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of

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As a matter of fundamental policy, the Acquired Fund may not:	As a matter of fundamental policy, the Acquiring Fund may not:
limitation. For purposes of this policy: (a) a security is considered to be issued by the governmental entity or entities whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, such non-governmental user; (b) in certain circumstances, the guarantor of a guaranteed security may also be considered to be an issuer in connection with such guarantee; and (c) securities issued or guaranteed by the United States government, its agencies or instrumentalities (including securities backed by the full faith and credit of the United States) are deemed to be U.S. government obligations.	such issuer, except that: (a) up to 25% of its total assets may be invested without regard to these limitations and (b) the Acquiring Fund’s assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief. For purposes of this restriction, tax-exempt securities that are supported solely by the revenues of a particular private entity will be deemed to have been issued by that entity.

Under normal circumstances, (i) invest less than 80% of its net assets in investments the income from which is exempt from federal income tax; or (ii) invest its assets so that less than 80% of the income that the Acquired Fund distributes will be exempt from federal income tax.

This limitation shall be measured at the time of the investment; provided that if, subsequent to the investment, the requirement is no longer met, the Acquired Fund’s future investments will be made in a manner that will bring the Acquired Fund into compliance with this requirement.

Also, as a matter of fundamental policy, the Acquiring Fund will, under normal circumstances, invest at least 80% of its total assets in tax-exempt bonds.

In addition to the fundamental investment policies above, the Acquired Fund has the following fundamental investment policies for which the Acquiring Fund has no corresponding fundamental investment policy. As a matter of fundamental investment policy, the Acquired Fund may not:

•

Purchase securities on margin, make short sales of securities, or maintain a short position; provided that the Acquired Fund may enter into futures contracts and futures options. The Acquiring Fund has a similar non-fundamental investment policy, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions. Also as a matter of non-fundamental investment policy, the Acquiring Fund may not have a short securities position, unless the Acquiring Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities.

•

Purchase securities of other investment companies (except as part of a merger, consolidation or reorganization or purchase of assets approved by the Acquired Fund’s shareholders), provided that the Acquired Fund may purchase shares of any registered, open-end investment

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company, if immediately after any such purchase, the Acquired Fund does not (a) own more than 3% of the outstanding voting stock of any one investment company, (b) invest more than 5% of the value of its total assets in the securities of any one investment company, or (c) invest more than 10% of the value of its total assets in the aggregate in securities of investment companies.

•	Write or sell puts, calls, straddles, spreads, or combinations thereof; provided that the Acquired Fund may enter into futures contracts and futures options.

•	Invest in industrial revenue bonds where the payment of principal and interest are the responsibility of a company (including its predecessors) with less than three years of continuous operation.

•

Knowingly invest more than 10% of the value of its total assets in securities which may be illiquid in light of legal or contractual restrictions on resale or the absence of readily available market quotations. The Acquiring Fund may not, as a matter of non-fundamental investment policy, invest more than 15% of its net assets in illiquid assets (securities that cannot be sold within seven days at approximately the price at which they are valued).

•	Invest in the securities of any single issuer if, as a result, the Acquired Fund holds more than 10% of the outstanding voting securities of such issuer.

The following highlights the differences in the Funds’ non-fundamental investment policies (policies that may be changed without a shareholder vote):

•	The Acquired Fund may not invest more than 20% of the value of its total assets in domestic bank obligations. The Acquiring Fund has no similar stated investment policy.

•

The Acquired Fund may not purchase or sell commodities. The Acquiring Fund has no similar stated non-fundamental investment policy, although the Acquiring Fund has adopted a fundamental investment policy governing its purchase and sale of commodities, as outlined above.

•

The Acquired Fund limits its investments in illiquid securities to 10% of its net assets notwithstanding its fundamental investment policy to limit its investments in illiquid securities to 10% of its total assets. The Acquiring Fund may, as a matter of non-fundamental investment policy, invest 15% of its net assets in illiquid assets (securities that cannot be sold within seven days at approximately the price at which they are valued).

•

Notwithstanding the investment policies and restrictions of the Acquiring Fund, the Acquiring Fund may invest all or a portion of its investable assets in investment companies with substantially the same investment goal, policies and restrictions as the Acquiring Fund.

For a complete list of each Fund’s investment policies, see each Fund’s Statement of Additional Information.

5.	What class of Acquiring Fund shares will shareholders of the Acquired Fund receive if the Merger occurs?

If the Merger occurs, shareholders of Shares Class shares of the Acquired Fund will receive Class Z shares of the Acquiring Fund. The Merger will not result in any substantive changes to shareholder

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rights regarding, or procedures for, purchases, redemptions or exchanges of shares, except that with respect to the purchase of shares, only eligible investors can invest in Class Z shares of the Acquiring Fund, whereas there are no similar purchase restrictions on Shares Class shares of the Acquired Fund. Shareholders of Shares Class shares of the Acquired Fund will be deemed to be eligible investors for purposes of their purchases of Class Z shares of the Acquiring Fund.

For more information on the Acquiring Fund’s current distribution, purchase, redemption and exchange policies and procedures, see Appendix D.

6.	What are the expected federal income tax consequences of the Merger?

The Merger is expected to be tax-free to shareholders for federal income tax purposes, although this result is not free from doubt. This means that neither shareholders nor the Funds are expected to recognize a gain or loss directly as a result of the Merger. However, because the Merger will end the tax year of the Acquired Fund, it may accelerate distributions from the Acquired Fund to shareholders. Specifically, the Acquired Fund will recognize any net tax-exempt investment income, any net investment company taxable income (computed without regard to the deduction for dividends paid) and any net capital gains, including those realized on disposition of portfolio securities in connection with the Merger (after reduction by any available capital loss carryforwards), or net capital losses in the short tax year ending on the date of the Merger, and will declare and pay a distribution of such income and any such net capital gains remaining after reduction of any available capital loss carryforwards to its shareholders on or before that date.

A portion of the portfolio assets of the Acquired Fund may be sold in connection with the Merger. The actual tax effect of such sales will depend on the difference between the price at which such portfolio assets are sold and the Acquired Fund’s basis in such assets. Any capital gains recognized in these sales on a net basis will be distributed to the Acquired Fund’s shareholders as capital gain dividends (to the extent of net realized long-term capital gains distributed) and/or ordinary dividends (to the extent of net realized short-term capital gains distributed) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

The cost basis and holding period of shares in the Acquired Fund are expected to carry over to new shares in the Acquiring Fund. At any time prior to the consummation of the Merger, a shareholder may redeem shares, likely resulting in recognition of gain or loss to such shareholder for federal income tax purposes.

Certain other tax consequences are discussed below under “Federal Income Tax Consequences.”

7.	Who bears the expenses associated with the Merger?

The Acquiring Fund, the Acquired Fund and Columbia Management each may bear a portion of the out-of-pocket expenses associated with the Merger, as noted below. Out-of-pocket expenses associated with the Merger (“Merger Expenses”) include, but are not limited to: (1) the expenses associated with the preparation, printing and mailing of any shareholder communications, including the Prospectus/Proxy Statement, and any filings with the SEC and/or other governmental authorities in connection with the Merger; (2) the fees and expenses of any proxy solicitation firm retained in connection with the Merger; and (3) the legal fees and expenses incurred by the Funds in connection with the Merger.

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The methodology for determining the portions of the Merger Expenses to be borne by the Funds is as follows. The estimated Merger Expenses are first allocated to the Acquiring Fund or to the Acquired Fund. Estimated Merger Expenses that are specifically allocable to one Fund are allocated to that Fund (e.g., the costs of printing and mailing the Prospectus/Proxy Statement are allocated exclusively to the Acquired Fund). Estimated Merger Expenses that are not specifically allocable to either Fund are divided equally between the Funds. Each Fund will bear the estimated Merger Expenses allocated to it only to the extent of the anticipated reductions in ongoing expenses expected to be borne by that Fund over the first year following the Merger (the “Estimated First Year Savings”). Columbia Management bears the amount of estimated Merger Expenses allocated to a Fund, if any, that is in excess of the Fund’s Estimated First Year Savings. The estimated Merger Expenses to be borne by the Acquired Fund are approximately $37,123 (less than $0.01 per share based on shares outstanding as of May 31, 2007). The Acquiring Fund is not expected to bear any Merger Expenses. Should the Merger fail to occur, Columbia Management will bear all Merger Expenses.

8.	Who is eligible to vote?

Shareholders of record on December 21, 2007 are entitled to attend and to vote at the Meeting and any adjourned session of the Meeting. All shareholders of the Acquired Fund will vote together as a single class on the proposal. Each whole share is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote. Shares represented by properly executed proxies, unless revoked before or at the Meeting, will be voted according to shareholder instructions. If a shareholder signs a proxy but does not fill in a vote, the shareholder’s shares will be voted to approve the Merger, and if any other business comes before the Meeting, the shareholder’s shares will be voted at the discretion of the persons named as proxies.

II.    PROPOSAL — MERGER OF THE ACQUIRED FUND INTO THE ACQUIRING FUND

The Proposal

Shareholders of the Acquired Fund are being asked to approve the Agreement and Plan of Reorganization, the form of which is attached as Appendix A to this Prospectus/Proxy Statement. By approving the Agreement and Plan of Reorganization, shareholders are approving the merger of the Acquired Fund into the Acquiring Fund.

Principal Investment Risks

What are the principal investment risks of the Acquiring Fund, and how do they compare with those of the Acquired Fund?

The principal investment risks associated with the Acquiring Fund and the Acquired Fund generally are similar because the Funds have similar principal investment strategies. Since the Acquiring Fund may invest a larger portion of its total assets (up to 35%) in below investment grade securities than the Acquired Fund (up to 5% of net assets), the Acquiring Fund generally may be subject to low and below investment grade securities risk to a greater extent than the Acquired Fund. The actual risks of investing in each Fund depend on the securities held in each Fund’s portfolio and on market conditions, both of which change over time. Both Funds are subject to investment strategy risk, market risk, credit risk, interest rate risk, derivatives risk and municipal securities risk, each of which are described below.

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Investment Strategy Risk—The Fund’s advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective. Investment decisions made by the advisor in using these strategies may not produce the returns expected by the advisor, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

Market Risk—Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, among other factors. In general, equity securities tend to have greater price volatility than debt securities.

Credit Risk—Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default.

Interest Rate Risk—The Fund invests in debt securities and so is subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but will affect the value of the Fund’s shares. Interest rate risk is generally greater for debt securities with longer maturities/durations.

Municipal Securities Risk—Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed by the taxing authority of the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets or by domestic or foreign entities providing credit support, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. General obligation bonds are backed by an issuer’s taxing authority and may be vulnerable to limits on a government’s power or ability to raise revenue or increase taxes. They also may depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in similar sectors such as education, health care, transportation and utilities, conditions in those sectors can

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affect the overall municipal market. Municipal securities pay interest that, in the opinion of bond counsel, is free from federal income tax (but not necessarily the alternative minimum tax). There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

In addition to the risks described above, the Acquiring Fund is also subject to derivatives risk, low and below investment grade securities risk and tax-exempt pass-through certificates risk, each of which is described below. While these additional risks may also be risks of the Acquired Fund, they are not stated as principal investment risks of the Acquired Fund.

Derivatives Risk—Derivatives are financial contracts whose values are based on (or “derived” from) traditional securities (such as a stock or bond), assets (such as a commodity like gold), reference rates (such as LIBOR) or market indices (such as the S&P 500® Index). Derivatives involve special risks and may result in losses. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying security. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility. The use of derivatives may also increase the amount of taxes payable by shareholders. Other risks arise from the Fund’s potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. The use of derivatives also involves the risk of mispricing or improper valuation, the risk of ambiguous documentation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying security, asset, reference rate or index. The Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether. For more information on the risks of derivative investment and strategies, see the SAI.

Low and Below Investment Grade Securities Risk—The Funds may invest in debt securities with the lowest investment grade rating (e.g., BBB by S&P or Fitch) or that are below investment grade (e.g., BB or below by S&P or Fitch). These securities are more speculative than securities with higher ratings, and tend to be more sensitive to credit risk, particularly during a downturn in the economy, which is more likely to weaken the ability of the issuers to make principal and interest payments on these securities than is the case for higher-rated securities. These securities typically pay a premium—a high interest rate or yield—because of the increased risk of loss of value, including default. These securities also are generally less liquid than higher-rated securities. The securities ratings provided by Moody’s Investors Service, Standard & Poor’s and Fitch are based on analyses by these ratings agencies of the credit quality of the securities and may not take into account every risk related to whether interest or principal will be timely repaid.

Tax-Exempt Pass-through Certificates Risk—Interest payments that the Funds receive from investing in passthrough certificates or securities issued by partnerships or trusts are expected to be tax-exempt. However, these securities are subject to structural risk that could cause the income the Fund receives to be taxable.

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Information about the Merger

Shares that Shareholders Will Receive

If the Merger occurs, Shares Class shareholders of the Acquired Fund will receive Class Z shares of the Acquiring Fund. As compared to the Acquired Fund shares currently owned by shareholders, the Acquiring Fund shares that shareholders will receive will have the following characteristics:

•

They will have an aggregate net asset value equal to the aggregate net asset value of a shareholder’s current shares as of the business day before the closing of the Merger. The net asset value of a shareholder’s current shares will reflect the expenses of the Merger allocated to the Acquired Fund.

•

They will entitle shareholders to rights generally similar to those currently enjoyed by shareholders of the Acquired Fund, but as shareholders of the Acquiring Fund. Please see Appendix F to the Prospectus/Proxy Statement for information regarding the differences between the rights of shareholders of the Acquiring Fund and shareholders of the Acquired Fund.

•

The Merger will not result in any substantive changes to procedures for purchasing, redeeming and exchanging shares, except that with respect to the purchase of shares, only eligible investors can invest in Class Z shares of the Acquiring Fund, whereas there are no similar purchase restrictions on Shares Class shares of the Acquired Fund. Shareholders of Shares Class shares of the Acquired Fund will be deemed to be eligible investors for purposes of their purchases of Class Z shares of the Acquiring Fund. Please see Appendix D to the Prospectus/Proxy Statement for more information about the current procedures for purchasing, redeeming and exchanging shares of the Acquiring Fund.

•

An investor’s account in the Acquiring Fund will be subject to the Acquiring Fund’s small account policy. Under this policy, an investor’s account in the Acquiring Fund generally will be subject to a $20 annual fee if the value of that account (treating each account of the Acquiring Fund owned by the investor separately from any other account of the Acquiring Fund owned by such investor) falls below the applicable minimum initial investment requirement. Also under this policy, the Acquiring Fund will generally automatically sell an investor’s shares if the value of an account falls below $250. Additional information about the Acquiring Fund’s small account policy, including exceptions to the small account policy and applicable investment minimums, is described in Appendix D. The Acquired Fund has no similar small account policy.

•	The account options a shareholder has selected for handling distributions from the Acquired Fund will not change as a result of the Merger.

•

Shares of the Acquired Fund accrue dividends based on the “exclude” methodology (shareholders begin earning dividends on the day after the fund receives payment for their shares, and continue to earn dividends through the day the redemption of such shares settles) while shares of the Acquiring Fund accrue dividends based on the “include” methodology (so shareholders begin earning dividends on the day the fund receives payment for their shares, and continue to earn dividends through the day before the day the redemption of such shares settles). As a result, shareholders of the Acquired Fund may receive dividends on one less day as a result of the Merger.

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Capitalization

Information concerning the capitalization of each Fund is contained in Appendix C to the Prospectus/Proxy Statement.

Reasons for the Merger and Directors’ Considerations

The Board, including all directors who are not “interested persons” (as such term is defined in the 1940 Act) of the Acquired Company, based upon its evaluation of the information presented to it, and in light of its fiduciary duties under federal and state law, determined on behalf of the Acquired Fund that the Merger would be in the best interests of the Acquired Fund’s shareholders and that the interests of existing shareholders in the Acquired Fund would not be diluted as a result of the Merger. The Board has unanimously approved the Agreement and Plan of Reorganization and the Merger, and recommends that Acquired Fund shareholders vote in favor of the Merger by approving the Agreement and Plan of Reorganization.

Columbia Management proposed the Merger to the Board at a meeting held on September 27-28, 2007. At the meeting, the Board (with the advice and assistance of independent counsel) considered, among other things, in no order of priority:

1.	the Merger as part of Columbia Management’s overall effort to consolidate the Excelsior Funds into the Columbia family of funds;

2.	various potential shareholder benefits of the Merger;

3.	various alternatives to the Merger, including the continued operation of the Acquired Fund and certain other funds as a separate fund complex and the possible liquidation of the Acquired Fund;

4.	the current asset level of the Acquired Fund and the combined pro forma asset level of the Acquiring Fund;

5.	the historical performance of the Acquired Fund and the Acquiring Fund (see “Performance Information” below), although no assurances were given that the Acquiring Fund would achieve any particular level of performance after the Merger;

6.	the investment objectives and principal investment strategies of the Funds;

7.	that holders of shares of the Acquired Fund are expected to experience lower total and net operating expense ratios as holders of shares of the Acquiring Fund for at least one year after the Merger;

8.	the anticipated tax-free nature of the exchange of shares in the Merger, and other expected U.S. federal income tax consequences of the Merger;

9.	the potential benefits of the Merger to Columbia Management and its affiliates;

10.	various aspects of the Merger and the Agreement and Plan of Reorganization;

11.	the fact that shareholders of the Acquired Fund will experience no substantive change in shareholder services as a result of the Merger; and

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12.	that the costs associated with the Merger will be borne by the Acquired Fund and the Acquiring Fund only to the extent that Columbia Management anticipates a reduction in expenses to shareholders of such Fund in the first year following the Merger.

The Board also considered that the Funds have different boards as well as different (although affiliated) investment advisors. Additionally, the Funds have different outside legal counsel. The Board also considered, however, that many of the Funds’ service providers are identical, and that the same portfolio manager of the current advisors who is responsible for the day-to-day investment decisions of the Acquired Fund is expected by Columbia Management to continue to be responsible for the day-to-day investment decisions of the Acquiring Fund upon completion of the Merger. Both Funds have the same administrator and pricing and bookkeeping agent (Columbia Management), distributor (Columbia Management Distributors, Inc.), transfer agent (Columbia Management Services, Inc.) and custodian and fund accountant (State Street Bank and Trust Company).

If the Merger is approved by the shareholders, the transaction will combine the Acquired Fund’s assets with those of the Acquiring Fund, resulting in a combined portfolio that is larger than the Acquired Fund’s. Larger mutual funds often have more buying power (for example, they have greater opportunity to purchase round lots of securities) and generally are better able to diversify their portfolios.

Columbia Management also believes that the Merger helps eliminate overlapping products within the Columbia Funds family. The Acquired Fund and the Acquiring Fund are both tax-exempt bond funds and have generally similar principal investment strategies. Columbia Management believes that streamlining its product offerings in a particular asset segment will help to minimize investor confusion.

Regulatory Matters

Columbia Management and Columbia Management Distributors, Inc. (collectively, the “Columbia Group”) are subject to an Assurance of Discontinuance with the New York Attorney General (“NYAG”) (the “NYAG Settlement”) and a cease-and-desist order by the SEC (the “SEC Order”) on matters relating to mutual fund trading. The SEC Order and the NYAG Settlement are referred to collectively as the “Settlements.” In connection with Columbia Management providing services to the Columbia Funds, the Boards of Trustees of the Columbia Funds have agreed to conform to certain governance requirements, including the election of an independent board chair. Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay disgorgement and civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group’s applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant and independent fee consultant. The NYAG Settlement also, among other things, requires Columbia Management and its affiliates to reduce management fees for certain of the funds in the Columbia family of mutual funds and other mutual funds through November 30, 2009 and to make certain disclosures to investors relating to expenses. Please see Appendix D for more information.

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Performance Information

The bar charts below show the percentage gain or loss in each calendar year (before taxes) for the 10-year period ended December 31, 2007. The bar charts should give a shareholder a general idea of how the Acquired Fund’s and the Acquiring Fund’s returns have varied from year to year. The bar charts include the effect of Fund expenses. The calculations of total returns assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, total returns would have been lower. Any expense reduction arrangements may be discontinued at any time after the end of their contract period. As with all mutual funds, past performance is not an indication of future results. No assurance can be given that the Acquiring Fund will achieve any particular level of performance after the Merger.

Additional discussion of the manner of calculating total return is contained in each Fund’s Prospectus and Statement of Additional Information.

Long-Term Tax-Exempt Fund (Acquired Fund)

For period shown in bar chart:
Best quarter: 4th quarter 2000, 6.84% Worst quarter: 4th quarter 1999, (3.45%)

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Columbia Tax-Exempt Fund (Acquiring Fund)(1)

For period shown in bar chart:
Best quarter: 3rd quarter 2002, 5.28% Worst quarter: 2nd quarter 2004, (3.01%)

(1)	Class Z is a newer class of shares. Its returns include returns of the Acquiring Fund’s Class A shares (the oldest existing share class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as distribution and service fees) between Class A shares and Class Z shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of Class Z shares would have been higher, because Class Z shares are not subject to any distribution and service fees. Class A shares were initially offered on November 21, 1978, and Class Z shares were initially offered on September 16, 2005.

The following tables list the average annual total return for the one-year, five-year and ten-year periods ended December 31, 2007 for Shares Class shares of the Acquired Fund and Class Z shares of the Acquiring Fund. These tables are intended to provide shareholders with some indication of the risks of investing in the Acquired Fund and the Acquiring Fund. Each table also includes the performance of one or more relevant broad-based market indices. Indices are not available for investment, are unmanaged and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

After-tax returns are calculated using the historical highest individual federal income tax rates and do not reflect the effect of state and local taxes. Actual after-tax returns depend on an investor’s tax situation, may differ from those shown and may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

21

Long-Term Tax-Exempt Fund (Acquired Fund)

Average Annual Total Returns — for periods ended December 31, 2007

	1 Year	5 Year	10 Years
Shares Class (%)
Return before taxes	1.18	3.16	3.90
Return After Taxes on Distributions	0.99	3.10	3.79
Return After Taxes on Distributions and Sale of Fund Shares	2.01	3.13	3.80
Merrill Lynch 22+ Year Muni Index (%)(1)	0.92	5.37	5.82
Lehman Brothers Municipal Bond Index (%)(2)	3.36	4.30	5.18

(1)	The Merrill Lynch 22+ Year Muni Index is an unmanaged index comprised of bonds with an outstanding par which is greater than or equal to $25 million and a maturity range greater than or equal to 22 years.
(2)	As of July 1, 2007 the Acquired Fund’s average annual returns are compared exclusively to the Lehman Brothers Municipal Bond Index. The Lehman Brothers Municipal Bond Index is considered representative of the broad market for investment grade, tax-exempt bonds with a maturity of at least one year.

Columbia Tax-Exempt Fund (Acquiring Fund)

Average Annual Total Returns — for periods ended December 31, 2007

	1 Year	5 Year		10 Years
Class Z (%)
Return before taxes	2.38	4.58	(1)	4.76	(1)
Return After Taxes on Distributions	2.38	4.58	(1)	4.72	(1)
Return After Taxes on Distributions and Sale of Fund Shares	3.15	4.59	(1)	4.75	(1)
Lehman Brothers Municipal Bond Index (%)(2)	3.36	4.30		5.18
Lipper General Municipal Debt Funds Classification (%)(3)	1.15	2.91		3.48

(1)	Class Z is a newer class of shares. Its returns include returns of the Acquiring Fund’s Class A shares (the oldest existing share class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as distribution and service fees) between Class A shares and Class Z shares. Class A share returns have been adjusted to take into account the fact that Class Z shares are sold without sales charges. If differences in expenses had been reflected, the returns shown for periods prior to the inception of Class Z shares would have been higher, because Class Z shares are not subject to any distribution and service fees. Class A shares were initially offered on November 21, 1978, and Class Z shares were initially offered on September 16, 2005.
(2)	The Lehman Brothers Municipal Bond Index is considered representative of the broad market for investment grade, tax-exempt bonds with a maturity of at least one year.
(3)	The Lipper General Municipal Debt Funds Classification (‘‘Lipper Average’’) is composed of funds with investment objectives similar to that of the Acquiring Fund. Sales charges are not reflected in the Lipper Average.

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Terms of the Agreement and Plan of Reorganization

If approved by the shareholders of the Acquired Fund, and if all other conditions are satisfied, the Merger is expected to occur late in the first quarter of 2008. The following is a brief summary of the principal terms of the Agreement and Plan of Reorganization. Please review Appendix A to the Prospectus/Proxy Statement for more information regarding the Agreement and Plan of Reorganization.

•

The Acquired Fund will transfer all of the assets and liabilities attributable to its Shares Class shares to the Acquiring Fund in exchange for Class Z shares of the Acquiring Fund with an aggregate net asset value equal to the net value of the transferred assets and liabilities.

•

The assets of the Acquired Fund and the Acquiring Fund will be valued for purposes of the Merger as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the business day next preceding the closing date of the Merger (currently scheduled to occur late in the first quarter of 2008), using the valuation procedures of the Acquiring Fund.

•

The shares of the Acquiring Fund received by the Acquired Fund will be distributed to the shareholders of the Acquired Fund pro rata in accordance with their percentage ownership of Shares Class shares of the Acquired Fund in complete liquidation of the Acquired Fund.

•	After the Merger, the Acquired Fund’s affairs will be wound up in an orderly fashion and it will be terminated under state law.

•

The Merger requires approval by the Acquired Fund’s shareholders and satisfaction of a number of other conditions; the Merger may be terminated at any time with the approval of the Board and the board of trustees of the Columbia Trust.

Shareholders should be aware that the Merger as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes. However, the Merger will end the tax year of the Acquired Fund, likely accelerating taxable distributions from the Acquired Fund to shareholders. Shares may be redeemed at any time prior to the consummation of the Merger, likely resulting in the recognition of gain or loss to the redeeming shareholder for federal income tax purposes.

Federal Income Tax Consequences

The Merger is intended to be a tax-free reorganization for federal income tax purposes. For the Merger, Ropes & Gray LLP will deliver to the Acquiring Fund and to the Acquired Fund an opinion, and the closing of the Merger will be conditioned on receipt by the Funds of such opinion, to the effect that, on the basis of existing provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the Treasury regulations promulgated thereunder, current administrative rules, pronouncements, and court decisions, while the matter is not free from doubt generally for federal income tax purposes:

•

the Merger will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

•	under Sections 361 and 357 of the Code, no gain or loss will be recognized by the Acquired Fund upon the transfer of its assets to the Acquiring Fund in exchange for Acquiring Fund

23

shares and the assumption by the Acquiring Fund of the Acquired Fund’s liabilities, or upon the distribution of Acquiring Fund shares by the Acquired Fund to its shareholders in liquidation;

•

under Section 354 of the Code, no gain or loss will be recognized by shareholders of the Acquired Fund on the distribution of Acquiring Fund shares to them in exchange for their shares of the Acquired Fund;

•

under Section 358 of the Code, the aggregate tax basis of the Acquiring Fund shares that the Acquired Fund’s shareholders receive in exchange for their Acquired Fund shares will be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor;

•

under Section 1223(1) of the Code, an Acquired Fund shareholder’s holding period for the Acquiring Fund shares received will be determined by including the holding period for the Acquired Fund shares exchanged therefor, provided that at the time of the exchange the shareholder held the Acquired Fund shares as a capital asset;

•

under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon receipt of the assets transferred to the Acquiring Fund in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund;

•

under Section 362(b) of the Code, the Acquiring Fund’s tax basis in the assets that the Acquiring Fund receives from the Acquired Fund will be the same as the Acquired Fund’s tax basis in such assets immediately prior to such exchange;

•	under Section 1223(2) of the Code, the Acquiring Fund’s holding periods in such assets will include the Acquired Fund’s holding periods in such assets; and

•

the Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Regulations thereunder.

The opinion will express no view with respect to the effect of the reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year or upon termination thereof or (ii) upon the transfer of such asset regardless of whether such a transfer would otherwise be a non-taxable transaction.

The opinion will be based on certain factual certifications made by officers of the Acquired Fund, the Acquiring Fund, the Acquired Company and the Columbia Trust and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the Merger will be as described above. The opinion will note and distinguish certain published precedent. There is no assurance that the Internal Revenue Service or a court would agree with the opinion.

Prior to the closing of the Merger, the Acquired Fund will, and the Acquiring Fund may, declare a distribution to shareholders that, together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income and net capital gain, including gain realized on disposition of portfolio securities in connection with the Merger (after reduction by any available capital loss carryforwards), if any, through the closing of the Merger. Such distributions may include

24

amounts that are taxable to shareholders. Shareholders of the Acquired Fund will receive a proportionate share of any taxable gains realized by the Acquiring Fund but not distributed to its shareholders prior to the Merger when such gains are eventually distributed by the combined fund.

In addition, the unrealized capital gains, unrealized capital losses, and capital loss carryforwards of the combined fund are likely to be different, to a greater or lesser degree, from those of the Acquired Fund and the Acquiring Fund, respectively. Shareholders of either Fund may experience an increase in the shareholder’s proportionate share of unrealized capital gains or a decrease in the shareholder’s proportionate share of unrealized capital losses and/or capital loss carryforwards as a result of the Merger, which could accelerate the timing of taxable distributions to shareholders.

The Acquiring Fund’s ability to use the pre-Merger losses of either Fund to offset post-Merger gains of the combined fund may be limited as a result of the Merger due to the application of loss limitation rules under federal tax law. In addition, for five years beginning after the closing date of the Merger, the combined fund will not be allowed to offset gains “built in” to either Fund at the time of the Merger against capital losses (including capital loss carryforwards) built in to the other Fund. Moreover, for the taxable year ending after the closing date of the Merger, only that percentage of the Acquiring Fund’s capital gain net income for such taxable year (excluding capital loss carryforwards) as corresponds to the percentage of its year that remains following the Merger can be reduced by capital loss carryforwards (including as otherwise limited) of the Acquired Fund. The effect of these limitations, however, will depend on the amount of gains and losses in each Fund at the time of the Merger and at the close of each taxable year. As a result, under certain circumstances, the Acquired Fund shareholders could receive taxable distributions earlier than they would have had the Merger not occurred.

This description of the federal income tax consequences of the Merger is made without regard to the particular circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Merger, including the applicability and effect of state, local, non-U.S. and other tax laws.

THE BOARD UNANIMOUSLY RECOMMENDS APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION.

Required Vote for Proposal

Approval of the Agreement and Plan of Reorganization will require the affirmative vote of the holders of the lesser of (1) 67% or more of the Acquired Fund’s voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Acquired Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Acquired Fund. A vote of the shareholders of the Acquiring Fund is not needed to approve the Merger.

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III.    GENERAL

Voting Information

The Board is soliciting proxies from the shareholders of the Acquired Fund in connection with the Meeting, which has been called to be held at 2:00 p.m. Eastern time on March 14, 2008, at One Financial Center, Boston, Massachusetts 02111-2621. The meeting notice, the Prospectus/Proxy Statement and the Proxy Card are expected to be mailed to shareholders beginning on or about February 8, 2008.

Information about Proxies and the Conduct of the Meeting

Solicitation of Proxies. Proxies will be solicited primarily through the mailing of the Prospectus/Proxy Statement and its enclosures, but proxies also may be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of the Acquired Fund or by employees or agents of Columbia Management and its affiliated companies. In addition, Computershare Fund Services, 280 Oser Avenue, Hauppauge, NY 11788, has been engaged to assist in the solicitation of proxies, at an estimated cost of $1,135.

Voting	Process. Shareholders can vote in any one of the following ways:

a.	By mail, by filling out and returning the enclosed Proxy Card;

b.	By phone, fax or Internet (see the enclosed Proxy Card for instructions); or

c.	In person at the Meeting.

Shareholders who owned shares on the record date, December 21, 2007, are entitled to vote at the Meeting and at any adjourned session of the Meeting. Each whole share is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote. If a shareholder chooses to vote by mail or by fax and such shareholder is an individual account owner, such shareholder should sign exactly as the name appears on the Proxy Card. Either owner of a joint account may sign the Proxy Card, but the signer’s name must match exactly the name that appears on the Proxy Card.

Quorum and Method of Tabulation. Shares represented by a duly executed proxy will be voted as instructed on the Proxy Card. If a proxy is executed, but no instructions are given, the proxy will be voted in favor of the proposal. A shareholder can revoke a proxy at any time prior to the Meeting by sending a signed, written letter of revocation to the Secretary of the Acquired Fund, by properly executing and submitting a later-dated proxy or by attending the Meeting and voting in person. Merely attending the Meeting without voting will not revoke a proxy.

Votes cast in person or by proxy at the Meeting will be counted by persons appointed by the Acquired Fund as tellers or inspectors of election for the Meeting (the “Tellers”). With respect to the Acquired Fund, more than fifty percent (50%) of the shares of the Acquired Fund entitled to vote, present in person or represented by proxy, constitutes a quorum for the transaction of business by the shareholders of the Acquired Fund at the Meeting. In determining whether a quorum is present, the Tellers will count shares represented by proxies that reflect abstentions and “broker non-votes” as shares that are present and entitled to vote. Abstentions and broker non-votes will have the effect of a negative

26

vote on the proposal. “Broker non-votes” are shares held by a broker or nominee as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares should be voted.

Underwriter Address. The address of the Funds’ principal underwriter, Columbia Management Distributors, Inc., is One Financial Center, Boston, Massachusetts 02111.

Share Ownership. Appendix B to the Prospectus/Proxy Statement lists the total number of shares of the Acquired Fund outstanding as of December 21, 2007 and entitled to vote at the Meeting. It also identifies holders of more than five percent of the Shares Class shares of the Acquired Fund or Class Z shares of the Acquiring Fund, and contains information about the executive officers and directors of the Acquired Fund and their shareholdings in the Acquired Fund.

Adjournments; Other Business. If a quorum is not present at the Meeting, or if the Acquired Fund has not received enough votes by the time of the Meeting to approve the proposal, the persons named as proxies or shareholders present at the Meeting may propose that the Meeting be adjourned one or more times to permit further solicitation of proxies. Any adjournment requires the affirmative vote of a majority of the total number of votes properly cast on the matter, whether or not a quorum is present. The persons named as proxies will vote in favor of any such adjournment all proxies that they are entitled to vote in favor of the proposal. They will vote against any such adjournment any proxy that directs them to vote against the proposal. They will not vote any proxy that directs them to abstain from voting on the proposal.

The Meeting has been called to transact any business that properly comes before it. The only business that management of the Acquired Fund intends to present or knows that others will present is the proposal. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, except when the Secretary of the Acquired Fund has previously received written instructions to the contrary from the shareholder entitled to vote the shares.

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Appendix A — Agreement and Plan of Reorganization

THIS AGREEMENT AND PLAN OF REORGANIZATION dated as of [•], 2008, is by and among Excelsior Funds Trust, Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. (each an “Acquired Company”), each on behalf of each series thereof identified in Exhibit A hereto as an Acquired Fund (each an “Acquired Fund”), Columbia Funds Series Trust I (the “Acquiring Trust”), on behalf of each series thereof identified in Exhibit A hereto as the corresponding Acquiring Fund (each an “Acquiring Fund”), and Columbia Management Advisors, LLC (“Columbia”).

This Agreement shall be treated as if each reorganization between an Acquired Fund and its corresponding Acquiring Fund contemplated hereby had been the subject of a separate agreement.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 361(a) and Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and any successor provision. The reorganization will consist of the transfer of all of the assets of each Acquired Fund attributable to each class of its shares in exchange for shares of the corresponding class of shares of the corresponding Acquiring Fund (the “Acquisition Shares”), and the assumption by each Acquiring Fund of the liabilities of the corresponding Acquired Fund and the distribution of the Acquisition Shares to the relevant shareholders of such Acquired Fund in liquidation of such Acquired Fund, all upon the terms and conditions set forth in this Agreement.

In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	TRANSFER OF ASSETS OF EACH ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ACQUISITION SHARES AND LIQUIDATION OF SUCH ACQUIRED FUND.

1.1.	Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein,

(a)	Each Acquired Fund will transfer and deliver to the corresponding Acquiring Fund, and each Acquiring Fund will acquire all the assets of the corresponding Acquired Fund as set forth in paragraph 1.2;

(b)	Each Acquiring Fund will assume all of the corresponding Acquired Fund’s liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise, in existence on the Closing Date (as defined in paragraph 1.2 hereof) (the “Obligations”), except that expenses of the reorganization contemplated hereby to be paid by the Acquired Fund pursuant to paragraph 9.2 shall not be assumed or paid by the Acquiring Fund; and

(c)	Each Acquiring Fund will issue and deliver to the corresponding Acquired Fund in exchange for the net assets attributable to each class of its shares a number of Acquisition Shares of the corresponding class (including fractional shares, if any) determined by dividing the value of such net assets, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquisition Share of the corresponding class computed in the manner and as of the time and date set forth in paragraph 2.2. Such transactions shall take place at the closing provided for in paragraph 3.1 (the “Closing”).

1.2.	The assets of each Acquired Fund to be acquired by the corresponding Acquiring Fund shall consist of all cash, securities, dividends and interest receivable, receivables for shares sold and all other assets that are owned by the Acquired Fund on the closing date provided in paragraph 3.1 (the “Closing Date”) and any deferred expenses, other than unamortized organizational expenses, shown as an asset on the books of the Acquired Fund on the Closing Date. Each Acquiring Fund agrees that all rights to indemnification and all limitations of liability existing in favor of the applicable Acquired Company’s current and former trustee/directors and officers, acting in their capacities as such, under the applicable Acquired Company’s organizational documents as in effect as of the date of this Agreement or under any other agreement of the Acquired Fund shall survive the reorganization as obligations of the Acquiring Trust, on behalf of the Acquiring Fund, and shall continue in full force and effect, without any amendment thereto, and shall constitute rights which may be asserted against the Acquiring Trust, on behalf of the Acquiring Fund, its successors or assigns.

1.3.	As provided in paragraph 3.4, as soon after the Closing Date as is conveniently practicable (the “Liquidation Date”), each Acquired Fund will liquidate and distribute pro rata to its shareholders of record of each class of its shares, determined as of the close of business on the Valuation Date (as defined in paragraph 2.1), the Acquisition Shares of the corresponding class received by the Acquired Fund pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquisition Shares then credited to the account of each Acquired Fund on the books of the corresponding Acquiring Fund to open accounts on the share records of the corresponding Acquiring Fund in the names of the Acquired Fund’s shareholders and representing the respective pro rata number of Acquisition Shares due such shareholders. The Acquiring Fund shall not be obligated to issue certificates representing Acquisition Shares in connection with such exchange.

1.4.	With respect to Acquisition Shares distributable pursuant to paragraph 1.3 to an Acquired Fund shareholder holding a certificate or certificates for shares of the Acquired Fund, if any, on the Valuation Date, the Acquired Fund will not permit such shareholder to receive Acquisition Share certificates therefor, exchange such Acquisition Shares for shares of other investment companies, effect an account transfer of such Acquisition Shares or pledge or redeem such Acquisition Shares until such Acquired Fund shareholder has surrendered all his or her outstanding certificates for Acquired Fund shares or, in the event of lost certificates, posted adequate bond.

1.5.	As soon as practicable after the Closing Date, each Acquired Fund shall make all filings and take all other steps as shall be necessary and proper to effect its complete dissolution under applicable state law. After the Closing Date, no Acquired Fund shall conduct any business except in connection with its dissolution.

2.	VALUATION.

2.1.

For the purpose of paragraph 1, the value of each Acquired Fund’s assets to be acquired by the corresponding Acquiring Fund hereunder shall be the value of such assets computed as of the close of regular trading on the New York Stock Exchange on the business day next preceding the Closing (such time and date being herein called the “Valuation Date”) using the valuation procedures set forth in the organizational documents of the corresponding Acquiring Fund and the then current prospectus or prospectuses or statement or statements of additional information of the corresponding Acquiring Fund (collectively, as amended or supplemented from time to time, the “Acquiring Fund Prospectus”), after deduction for the expenses of the reorganization contemplated hereby to be paid by the Acquired Fund pursuant to paragraph 9.2, and shall be certified by the Acquired Fund.

2.2.	For the purpose of paragraph 2.1, the net asset value of an Acquisition Share of each class shall be the net asset value per share computed as of the close of regular trading on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the organizational documents of the Acquiring Fund and the Acquiring Fund Prospectus.

3.	CLOSING AND CLOSING DATE.

3.1.	The Closing Date shall be on March 31, 2008, or on such other date as the parties may agree. The Closing shall be held at Columbia’s offices, One Financial Center, Boston, Massachusetts 02111 (or such other place as the parties may agree), at such time as the parties may agree.

3.2.	The portfolio securities of each Acquired Fund shall be made available by the Acquired Fund to the custodian for the corresponding Acquiring Fund (the “Custodian”), for examination no later than five business days preceding the Valuation Date. On the Closing Date, such portfolio securities and all the Acquired Fund’s cash shall be delivered by the Acquired Fund to the Custodian for the account of the corresponding Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department’s book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the Investment Company Act of 1940, as amended (the “1940 Act”) and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of “State Street Bank and Trust Company, custodian for [Acquiring Fund]”.

3.3.	In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of each Acquired Fund or the corresponding Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days of the Valuation Date, this Agreement may be terminated by either the Acquired Fund or the corresponding Acquiring Fund upon the giving of written notice to the other party.

3.4.

At the Closing, each Acquired Fund or its transfer agent shall deliver to the corresponding Acquiring Fund or its designated agent a list of the names and addresses of the Acquired Fund’s shareholders and the number of outstanding shares of each class of the Acquired

Fund owned by each Acquired Fund shareholder, all as of the close of business on the Valuation Date, certified by any Vice President, Secretary or Assistant Secretary of the Acquired Fund. The Acquiring Trust will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that the Acquisition Shares issuable pursuant to paragraph 1.1 have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. On the Liquidation Date, each Acquiring Fund will provide to the corresponding Acquired Fund evidence satisfactory to the corresponding Acquired Fund that such Acquisition Shares have been credited pro rata to open accounts in the names of the corresponding Acquired Fund’s shareholders as provided in paragraph 1.3.

3.5.	At the Closing, each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and dissolution contemplated by paragraph 1.

4.	REPRESENTATIONS AND WARRANTIES.

4.1.	Each Acquired Fund represents and warrants the following to the corresponding Acquiring Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

(a)	Excelsior Funds Trust is a Delaware statutory trust that is duly organized, validly existing and in good standing under the laws of the State of Delaware, and each of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. is a Maryland corporation that is duly organized, validly existing and in good standing under the laws of the State of Maryland;

(b)	Each Acquired Company is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquired Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust or Articles of Incorporation, as applicable, of the applicable Acquired Company and the 1940 Act;

(c)	The Acquired Fund is not in violation in any material respect of any provision of its organizational documents or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which the Acquired Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

(d)	The Acquired Fund has no material contracts or other commitments (other than this Agreement and such other contracts as may be entered into in the ordinary course of its business) that if terminated may result in material liability to the Acquired Fund or under which (whether or not terminated) any material payments for periods subsequent to the Closing Date will be due from the Acquired Fund;

(e)

To the knowledge of the Acquired Fund, except as has been disclosed in writing to the corresponding Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquired Fund, any of its properties or assets, or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

(f)	The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments of the Acquired Fund, as of the last day of and for its most recently completed fiscal year, audited by PricewaterhouseCoopers LLP (and, if applicable, an unaudited statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments for any subsequent semiannual period following the most recently completed fiscal year), copies of which have been furnished to the corresponding Acquiring Fund, fairly reflect the financial condition and results of operations of the Acquired Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquired Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets and liabilities referred to above or those incurred in the ordinary course of its business since the last day of the Acquired Fund’s most recently completed fiscal year;

(g)	Since the last day of the Acquired Fund’s most recently completed fiscal year, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness, except as disclosed in writing to the corresponding Acquiring Fund. For the purposes of this subparagraph (g), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

(h)	As of the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on such returns and reports or on any assessment received shall have been paid, or provisions shall have been made for the payment thereof, except for amounts that alone and in the aggregate would not reasonably be expected to have a material adverse effect. All of the Acquired Fund’s tax liabilities will have been adequately provided for on its books. To the best of the Acquired Fund’s knowledge, it will not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid;

(i)

The Acquired Fund meets the requirements of subchapter M of the Code for treatment as a “regulated investment company” within the meaning of Section 851 of the Code, and will continue meeting such requirements at all times through the Closing Date. The Acquired Fund has not at any time since its inception been liable for, and is not now liable for, any material income or excise tax pursuant to Section 852 or 4982 of the Code. The Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties that could be imposed thereunder;

(j)	Exhibit B hereto sets forth the authorized capital of the Acquired Fund. All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquired Fund’s then current prospectus or prospectuses or statement or statements of additional information (collectively, as amended or supplemented from time to time, the “Acquired Fund Prospectus”)) by the Acquired Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. Except as set forth on Exhibit B hereto, no options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of common stock of the Acquired Fund are outstanding and none will be outstanding on the Closing Date;

(k)	The Acquired Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquired Fund Prospectus, except as previously disclosed in writing to the corresponding Acquiring Fund;

(l)	The execution, delivery and performance of this Agreement has been duly authorized by the trustees of the Acquired Fund, and, upon approval thereof by the required majority of the shareholders of the Acquired Fund, this Agreement will constitute the valid and binding obligation of the Acquired Fund enforceable in accordance with its terms except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(m)	The Acquisition Shares to be issued to the Acquired Fund pursuant to paragraph 1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund’s shareholders as provided in paragraph 1.3;

(n)	The information provided by the Acquired Fund for use in the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations as applicable thereto;

(o)	No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act and state securities or “Blue Sky” laws (which terms used herein shall include the laws of the District of Columbia and of Puerto Rico);

(p)

At the Closing Date, the Acquired Fund will have good and marketable title to its assets to be transferred to the corresponding Acquiring Fund pursuant to paragraph 1.1 and will have full right, power and authority to sell, assign, transfer and deliver the

Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the corresponding Acquiring Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and liabilities and payment therefor as contemplated by this Agreement, the corresponding Acquiring Fund will acquire good and marketable title thereto and will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof, except as previously disclosed to the corresponding Acquiring Fund. As used in this Agreement, the term “Investments” shall mean the Acquired Fund’s investments shown on the schedule of its investments as of the date of its most recently completed fiscal year, referred to in subparagraph 4.1(f) hereof, as supplemented with such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Closing Date;

(q)	At the Closing Date, the Acquired Fund will have sold such of its assets, if any, as are necessary based on information provided by the corresponding Acquiring Fund and contingent on the accuracy of such information to assure that, after giving effect to the acquisition of the assets of the Acquired Fund pursuant to this Agreement, the Acquiring Fund will remain a “diversified company” within the meaning of Section 5(b)(1) of the 1940 Act and in compliance with such other mandatory investment restrictions as are set forth in the Acquiring Fund Prospectus, as amended through the Closing Date; and

(r)	No registration of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the corresponding Acquiring Fund or the Acquired Fund, except as previously disclosed by the Acquired Fund to the corresponding Acquiring Fund.

4.2.	Each Acquiring Fund represents and warrants the following to the corresponding Acquired Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

(a)	The Acquiring Trust is a Massachusetts business trust that is duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts;

(b)	The Acquiring Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquiring Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Acquiring Trust and the 1940 Act;

(c)

The Acquiring Fund Prospectus conforms in all material respects to the applicable requirements of the 1933 Act and the rules and regulations of the Securities and Exchange Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and there are no material contracts to which the Acquiring Fund is a party that are not referred to in such Prospectus or in the registration statement of which it is a part;

(d)	At the Closing Date, the Acquiring Fund will have good and marketable title to its assets;

(e)	The Acquiring Fund is not in violation in any material respect of any provisions of its organizational documents or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which the Acquiring Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

(f)	To the knowledge of the Acquiring Fund, except as has been disclosed in writing to the corresponding Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund, any of its properties or assets, or any person whom the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

(g)	The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments of the Acquiring Fund, as of the last day of and for its most recently completed fiscal year, audited by PricewaterhouseCoopers LLP (and, if applicable, an unaudited statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments for any subsequent semiannual period following the most recently completed fiscal year), copies of which have been furnished to the Acquired Fund, fairly reflect the financial condition and results of operations of the Acquiring Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets referred to above or those incurred in the ordinary course of its business since the last day of the Acquiring Fund’s most recently completed fiscal year;

(h)	Since the last day of the Acquiring Fund’s most recently completed fiscal year, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness, except as disclosed in writing to the Acquired Fund. For the purposes of this subparagraph (h), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

(i)

As of the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on such returns and reports or any assessments received shall have been paid, or provisions shall have been made for the payment thereof. All of the Acquiring Fund’s tax liabilities will have been adequately provided for on its books. To the best of the Acquiring Fund’s knowledge, it will not have not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid;

(j)	The Acquiring Fund has met the requirements of subchapter M of the Code for treatment as a “regulated investment company” within the meaning of Section 851 of the Code in respect of each taxable year since the commencement of operations, and will continue to meet such requirements at all times through the Closing Date. The Acquiring Fund has not at any time since its inception been liable for, nor is it now liable for, any material income or excise tax pursuant to Section 852 or 4982 of the Code. The Acquiring Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties that could be imposed thereunder;

(k)	Exhibit C hereto sets forth the authorized capital of the Acquiring Fund. All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. Except as set forth on Exhibit C hereto, no options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of common stock of the Acquiring Fund are outstanding and none will be outstanding on the Closing Date;

(l)	The Acquiring Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquiring Fund Prospectus;

(m)	The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes the valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(n)	The Acquisition Shares to be issued and delivered to the corresponding Acquired Fund pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued shares in the Acquiring Fund, and will be fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Fund, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof;

(o)	The information to be furnished by the Acquiring Fund for use in the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto; and

(p)	No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and state securities or “Blue Sky” laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

5.	COVENANTS OF EACH ACQUIRED FUND AND THE CORRESPONDING ACQUIRING FUND.

Each Acquired Fund and the corresponding Acquiring Fund hereby covenants and agrees with the other as follows:

5.1.	Each Acquiring Fund and each Acquired Fund will each operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include regular and customary periodic dividends and distributions.

5.2.	Each Acquired Fund will call a meeting of its shareholders to be held prior to the Closing Date to consider and act upon this Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

5.3.	In connection with each Acquired Fund shareholders’ meeting referred to in paragraph 5.2, the corresponding Acquiring Fund will prepare a Prospectus/Proxy Statement for such meeting, to be included in a Registration Statement on Form N-14 (the “Registration Statement”), which the corresponding Acquiring Fund will prepare and file for registration under the 1933 Act of the Acquisition Shares to be distributed to each Acquired Fund’s shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act.

5.4.	The information to be furnished by each Acquired Fund for use in the Registration Statement and the information to be furnished by the corresponding Acquiring Fund for use in the Prospectus/Proxy Statement, each as referred to in paragraph 5.3, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations thereunder applicable thereto.

5.5.	Each Acquiring Fund will advise the corresponding Acquired Fund promptly if at any time prior to the Closing Date the assets of such Acquired Fund include any securities that the Acquiring Fund is not permitted to acquire.

5.6.	Subject to the provisions of this Agreement, the Acquired Fund and the corresponding Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to the other party’s obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

5.7.	Each Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or “Blue Sky” laws as it may deem appropriate in order to continue its operations after the Closing Date.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRED FUND.

The obligation of each Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the corresponding Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

6.1.	The corresponding Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in its name by its President or a Vice President and its Treasurer or an Assistant Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the corresponding Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the corresponding Acquiring Fund has complied with all the covenants and agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to the Closing Date.

6.2.	The Acquired Fund shall have received a favorable opinion of Ropes & Gray LLP, dated the Closing Date and in a form satisfactory to the Acquired Fund, to the following effect:

(a)	The Acquiring Trust is a Massachusetts business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquiring Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and Bylaws of the Acquiring Trust;

(b)	This Agreement has been duly authorized, executed and delivered on behalf of the corresponding Acquiring Fund and, assuming the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 comply with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Acquired Fund, is the valid and binding obligation of the corresponding Acquiring Fund enforceable against the corresponding Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(c)	The corresponding Acquiring Fund has the power to assume the liabilities to be assumed by it hereunder and upon consummation of the transactions contemplated hereby the corresponding Acquiring Fund will have duly assumed such liabilities;

(d)	The Acquisition Shares to be issued for transfer to the Acquired Fund’s shareholders as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and fully paid and nonassessable shares in the corresponding Acquiring Fund, and no shareholder of the corresponding Acquiring Fund has any preemptive right of subscription or purchase in respect thereof;

(e)

The execution and delivery of this Agreement did not, and the performance by the corresponding Acquiring Fund of its obligations hereunder will not, violate the corresponding Acquiring Fund’s organizational documents, or any provision of any agreement known to such counsel to which the corresponding Acquiring Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which such Acquiring Fund is a party or by which it is bound;

(f)	To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the corresponding Acquiring Fund of the transactions contemplated by this Agreement except such as may be required under state securities or “Blue Sky” laws or such as have been obtained;

(g)	Such counsel does not know of any legal or governmental proceedings relating to the Acquiring Fund existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Registration Statement that are not described as required;

(h)	The Acquiring Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

(i)	To the knowledge of such counsel, except as has been disclosed in writing to the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the corresponding Acquiring Fund or any of its properties or assets or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the corresponding Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated hereby.

6.3.	For the period beginning at the Closing Date and ending not less than six years thereafter, Columbia, its successors and assigns, shall provide, or cause to be provided, liability coverage at least comparable to the liability coverage currently applicable to both former and current trustees/directors and officers of each Acquired Company as of the date of this Agreement, covering the actions of such trustees/directors and officers of such Acquired Company for the period they served as such. Any related costs or expenses shall be borne by the applicable Acquired Company.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRING FUND.

The obligations of each Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the corresponding Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

7.1.

The corresponding Acquired Fund shall have delivered to the Acquiring Fund a certificate executed in its name by its President or a Vice President and its Treasurer or an Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the corresponding Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the corresponding Acquired Fund has complied with all the covenants and agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to the Closing Date;

7.2.	The Acquiring Fund shall have received a favorable opinion of Morgan, Lewis & Bockius LLP dated the Closing Date and in a form satisfactory to the Acquiring Fund, to the following effect:

(a)	Each Acquired Company is a Delaware statutory trust or Maryland corporation, as applicable, duly organized and validly existing under the laws of the State of Delaware or Maryland, respectively, and has power to own all of its properties and assets and to carry on its business as presently conducted, and the corresponding Acquired Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust or Articles of Incorporation, respectively, and Bylaws of such Acquired Company;

(b)	This Agreement has been duly authorized, executed and delivered on behalf of the corresponding Acquired Fund and, assuming the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 comply with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Acquiring Fund, is the valid and binding obligation of the corresponding Acquired Fund enforceable against the corresponding Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(c)	The corresponding Acquired Fund has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby, the corresponding Acquired Fund will have duly transferred such assets to the Acquiring Fund;

(d)	The execution and delivery of this Agreement did not, and the performance by the corresponding Acquired Fund of its obligations hereunder will not, violate the corresponding Acquired Fund’s organizational documents or any provision of any agreement known to such counsel to which the corresponding Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which the corresponding Acquired Fund is a party or by which it is bound;

(e)	To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the corresponding Acquired Fund of the transactions contemplated by this Agreement, except such as have been obtained;

(f)	Such counsel does not know of any legal or governmental proceedings relating to the corresponding Acquired Fund existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Prospectus/Proxy Statement that are not described as required;

(g)	Each Acquired Company is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

(h)	To the knowledge of such counsel, except as has been disclosed in writing to the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the corresponding Acquired Fund or any of its properties or assets or any person whom the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the corresponding Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated thereby.

7.3.	Prior to the Closing Date, the corresponding Acquired Fund shall have declared a dividend or dividends which, together with all previous dividends, shall have the effect of distributing (i) all of the excess of (x) the corresponding Acquired Fund’s interest income excludable from gross income under Section 103 of the Code over (y) the corresponding Acquired Fund’s deductions disallowed under Sections 265 or 271 of the Code and (ii) all of the corresponding Acquired Fund’s investment company taxable income as defined in Section 852 of the Code (in each case computed without regard to any deduction for dividends paid) for its taxable years ending on or after [[INSERT DATE]], and on or prior to the Closing Date (computed without regard to any deduction for dividends paid), and all of its net capital gains realized (after reduction for any capital loss carryover) in each of its taxable years ending on or after [[INSERT DATE]], and on or prior to the Closing Date.

7.4.	The corresponding Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer (or Assistant Treasurer) of the corresponding Acquired Fund, as to the adjusted tax basis in the hands of the corresponding Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement.

7.5.	The custodian of the corresponding Acquired Fund shall have delivered to the Acquiring.

7.6.	Fund a certificate identifying all of the assets of the corresponding Acquired Fund held by such custodian as of the Valuation Date.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRED FUND AND THE CORRESPONDING ACQUIRING FUND.

The respective obligations of each Acquired Fund and the corresponding Acquiring Fund hereunder are subject to the further conditions that on or before the Closing Date:

8.1.	This Agreement and the transactions contemplated herein shall have received all necessary shareholder approvals at the meeting of shareholders of each Acquired Fund referred to in paragraph 5.2.

8.2.	On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby.

8.3.	All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Securities and Exchange Commission and of state “Blue Sky” and securities authorities) deemed necessary by the Acquired Fund or the corresponding Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except when failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquired Fund or the corresponding Acquiring Fund.

8.4.	The Registration Statement shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5.	The Acquired Fund shall have received a favorable opinion of Ropes & Gray LLP satisfactory to the Acquired Fund, and the corresponding Acquiring Fund shall have received a favorable opinion of Ropes & Gray LLP satisfactory to the corresponding Acquiring Fund, each substantially to the effect that, on the basis of existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules, pronouncements, and court decisions, while the matter is not free from doubt, generally for federal income tax purposes:

(a)	The transactions contemplated by this Agreement will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the corresponding Acquiring Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code;

(b)	No gain or loss will be recognized by the Acquired Fund (i) upon the transfer of its assets to the corresponding Acquiring Fund in exchange for the Acquisition Shares and the assumption by the corresponding Acquiring Fund of the liabilities of the Acquired Fund or (ii) upon the distribution of the Acquisition Shares by the Acquired Fund to its shareholders in liquidation, as contemplated in paragraph 1 hereof;

(c)	No gain or loss will be recognized by the corresponding Acquiring Fund upon receipt of the assets of the Acquired Fund in exchange for the assumption of liabilities and obligations and issuance of the Acquisition Shares as contemplated in paragraph 1 hereof;

(d)	The tax basis of the assets of the Acquired Fund acquired by the corresponding Acquiring Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the transfer;

(e)	The holding period of the assets of the Acquired Fund in the hands of the corresponding Acquiring Fund will include the period during which such assets were held by the Acquired Fund;

(f)	No gain or loss will be recognized by the Acquired Fund’s shareholders upon the exchange of all of their shares of the Acquired Fund for the Acquisition Shares;

(g)	The aggregate tax basis of the Acquisition Shares to be received by a shareholder of the Acquired Fund will be the same as the aggregate tax basis of the Acquired Fund’s shares exchanged therefor;

(h)	The Acquired Fund shareholder’s holding period for the Acquisition Shares to be received will include the period during which the Acquired Fund’s shares exchanged therefor were held, provided that such shareholder held the Acquired Fund’s shares as a capital asset on the date of the exchange; and

(i)	The corresponding Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

The opinion will be based on certain factual certifications made by officers of the Acquired Fund, the corresponding Acquiring Fund, the applicable Acquired Company and the Acquiring Trust and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the relevant reorganization will be as described above. The opinion will note and distinguish certain published precedent. There is no assurance that the Internal Revenue Service or a court would agree with the opinion.

Ropes & Gray LLP will express no view with respect to the effect of the reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year or upon termination thereof, or (ii) upon the transfer of such asset regardless of whether such a transfer would otherwise be a non-taxable transaction.

8.6.	At any time prior to the Closing, any of the foregoing conditions of this Agreement may be waived jointly by the board of trustees/directors of the applicable Acquired Company and the Acquiring Trust, if, in their judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquired Fund or the corresponding Acquiring Fund.

9.	BROKERAGE FEES AND EXPENSES.

9.1.	Each Acquired Fund and corresponding Acquiring Fund represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2.	All fees paid to governmental authorities for the registration or qualification of the Acquisition Shares and all transfer agency costs related to the Acquisition Shares shall be allocated to the corresponding Acquiring Fund. All fees and expenses related to printing and mailing communications to Acquired Fund shareholders shall be allocated to the Acquired Fund. All of the other expenses of the transactions, including without limitation, accounting, legal and custodial expenses, contemplated by this Agreement shall be allocated equally between the Acquired Fund and the corresponding Acquiring Fund. The expenses detailed above shall be borne by the Fund to which they are allocated; except that Columbia shall bear such expenses to the extent such expenses exceed the anticipated reduction in expenses borne by the Fund’s shareholders over the first year following the reorganization. In the event the Closing does not occur, Columbia shall bear all such expenses.

10.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

10.1.	Each Acquired Fund and corresponding Acquiring Fund agrees that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2.	The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder except paragraphs 1.1, 1.2, 1.3, 1.5, 5.4, 5.6, 6.3, 9, 10, 13 and 14.

11.	TERMINATION.

11.1.	This Agreement may be terminated by the mutual agreement of each Acquired Fund and corresponding Acquiring Fund. In addition, either an Acquired Fund or the corresponding Acquiring Fund may at its option terminate this Agreement at or prior to the Closing Date because:

(a)	of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date;

(b)	a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met;

(c)	any governmental authority of competent jurisdiction shall have issued any judgment, injunction, order, ruling or decree or taken any other action restraining, enjoining or otherwise prohibiting this Agreement or the consummation of any of the transactions contemplated herein and such judgment, injunction, order, ruling, decree or other action becomes final and non-appealable; provided that the party seeking to terminate this Agreement pursuant to this Section 11.1(c) shall have used its reasonable best efforts to have such judgment, injunction, order, ruling, decree or other action lifted, vacated or denied; or.

(d)	the difference between the per share net asset values of an Acquired Fund and its corresponding Acquiring Fund equals or exceeds $0.0015 on the Valuation Date, as computed by using market values in accordance with the policies and procedures established by the Acquiring Fund,

If the transactions contemplated by this Agreement have not been substantially completed by December 31, 2008, this Agreement shall automatically terminate on that date unless a later date is agreed to by both the Acquired Fund and the corresponding Acquiring Fund.

11.2.	If for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to any other party for any damages resulting therefrom, including without limitation consequential damages.

12.	AMENDMENTS.

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of each Acquired Fund and corresponding Acquiring Fund; provided, however, that following the shareholders’ meeting called by each Acquired Fund pursuant to paragraph 5.2 no such amendment may have the effect of changing the provisions for determining the number of the Acquisition Shares to be issued to shareholders of such Acquired Fund under this Agreement to the detriment of such shareholders without their further approval.

13.	NOTICES.

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Acquired Fund or the corresponding Acquiring Fund, One Financial Center, Boston, Massachusetts 02111, Attention: Secretary.

14.	HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; NON- RECOURSE.

14.1.	The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2.	This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

14.3.	This Agreement shall be governed by and construed in accordance with the domestic substantive laws of The Commonwealth of Massachusetts, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

14.4.	This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

14.5.	A copy of the Declaration of Trust of the Acquiring Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, agent or employee of the Acquiring Trust shall have any personal liability under this Agreement, and that insofar as it relates to any Acquiring Fund, this Agreement is binding only upon the assets and properties of such Acquiring Fund.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as a sealed instrument by its President, a Vice President or Treasurer and attested by its Secretary or Assistant Secretary.

EXCELSIOR FUNDS TRUST

EXCELSIOR FUNDS, INC.

EXCELSIOR TAX-EXEMPT FUNDS, INC.

each on behalf of each Acquired Fund series thereof

By:
Name:
Title:

ATTEST:

By:
Name:
Title:

COLUMBIA FUNDS SERIES TRUST I
on behalf of each Acquiring Fund

By:
Name:
Title:

ATTEST:

By:
Name:
Title:

Solely for purposes of Paragraphs 6.3 and 9.2 of the Agreement

COLUMBIA MANAGEMENT ADVISORS, LLC

By:
Name:
Title:

EXHIBIT A

Acquired Fund (Share Classes)	Acquiring Fund (Share Classes)
Equity Income Fund	Columbia Dividend Income Fund
Retirement Shares Class	Class R
Shares Class	Class Z
High Yield Fund	Columbia High Yield Opportunity Fund
Institutional Shares Class	Class Z
Shares Class	Class Z
Long-Term Tax-Exempt Fund	Columbia Tax-Exempt Fund
Shares Class	Class Z
Real Estate Fund	Columbia Real Estate Equity Fund
Shares Class	Class Z

EXHIBIT B

Authorized Capital of each Acquired Fund

Acquired Fund	Authorized Capital
Equity Income Fund	Unlimited
High Yield Fund	Unlimited
Long-Term Tax-Exempt Fund	500,000,000
Real Estate Fund	500,000,000

EXHIBIT C

Authorized Capital of each Acquiring Fund

Acquiring Fund	Authorized Capital
Columbia Dividend Income Fund	Unlimited
Columbia High Yield Opportunity Fund	Unlimited
Columbia Real Estate Equity Fund	Unlimited
Columbia Tax-Exempt Fund	Unlimited

Appendix B — Fund Information

Shares of the Acquired Fund Outstanding and Entitled to Vote

The number of Shares Class shares of the Acquired Fund outstanding and entitled to vote as of December 21, 2007 was as follows:

Fund	Class	Number of Shares Outstanding and Entitled to Vote
Acquired Fund	Shares Class	6,217,523.098

Ownership of Shares

As of record on December 21, 2007, the officers and trustees of the Columbia Trust, as a group, owned less than one percent of the then outstanding shares of the Acquiring Fund. As of December 21, 2007, the directors and officers of the Acquired Company, as a group, owned beneficially less than one percent of the then outstanding shares of the Acquired Fund.

As of December 21, 2007, USTNY, a national banking association organized under the laws of the United States, 114 West 47th Street, New York, New York 10036, may be deemed to have “beneficially” owned 79.86% of the outstanding shares of the Acquired Fund. Atwell & Co. is the nominee for USTNY. Accordingly, USTNY may be considered to be a “controlling person” of the Acquired Fund. A controlling person’s vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Acquired Fund shareholders. Bank of America Corporation, a publicly-traded financial services corporation, is the ultimate parent company of USTNY.

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As of December 21, 2007, the following shareholders of record each owned five percent or more of the outstanding shares of the noted class of the noted Fund:

Fund and Class	Name and Address of Shareholder	Number of Outstanding Shares of Class Owned	Percentage of Outstanding Shares of Class Owned	Percentage of Outstanding Shares of Class Owned Assuming Consummation of Merger(1)
Long-Term Tax-Exempt Fund (Acquired Fund) Shares Class	Atwell & Co. P.O. Box 456 Wall Street Station New York NY 10005	4,603,614.505	74.04%	4.83%

Columbia Tax-Exempt Fund (Acquiring Fund) Class Z	Bank of America, N.A. Attn: Joan Wray Funds Accounting 411 N. Akard Street Dallas, TX 75201	41,399,806.095	63.27%	59.15%

(1)	Percentage owned assuming consummation of the Merger on December 21, 2007.

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Appendix C — Capitalization

The following table shows, on an unaudited basis, the capitalization of the Acquired Fund and the Acquiring Fund as of November 30, 2007, and on a pro forma combined basis, after giving effect to the acquisition of the assets and liabilities of the Acquired Fund by the Acquiring Fund at net asset value as of that date:

	Long-Term Tax-Exempt Fund (Acquired Fund)(1)	Columbia Tax-Exempt Fund (Acquiring Fund)	Pro Forma Adjustments		Pro Forma Columbia Tax-Exempt Fund (Acquiring Fund)(2)
Net asset value	$62,400,982	$883,269,330	$62,363,859	(3)(4)	$945,633,189
Shares outstanding	6,244,401	65,339,997	4,612,711	(4)	69,952,708
Net asset value per share	$9.99	$13.52			$13.52

(1)	Shares Class shares of the Acquired Fund are exchanged for Class Z shares of the Acquiring Fund based on the net asset value per share of the Acquiring Fund’s Class Z shares on the business day immediately preceding the merger.
(2)	Assumes the Merger was consummated on November 30, 2007, and is for information purposes only. No assurance can be given as to how many shares of the Acquiring Fund will be received by the shareholders of the Acquired Fund on the date the Merger takes place, and the foregoing should not be relied upon to reflect the number of shares of the Acquiring Fund that actually will be received on or after such date.
(3)	Adjustments reflect one time proxy, accounting, legal and other costs of the Merger as approved by the Board of $37,123 to be borne by the Acquired Fund.
(4)	Includes net assets and shares from Shares Class shares. Shares Class shares will be exchanged for Class Z shares on the date of the Merger.

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Appendix D — Information Applicable to the Acquiring Fund

Below is information regarding the Acquiring Fund. All references to the Fund in this Appendix D refer to the Acquiring Fund

ADDITIONAL INVESTMENT STRATEGIES AND POLICIES

This section describes certain strategies and policies that the Fund may utilize in pursuit of its investment objective, and describes some additional factors and risks involved with investing in the Fund.

Changing the Fund’s Investment Objective and Policies

The Fund’s investment objective and certain of its investment policies can be changed without shareholder approval unless otherwise stated in the Prospectus/Proxy statement or the Fund’s Statement of Additional Information (“SAI”). Shareholders vote on changes to other investment policies that are designated as fundamental in accordance with the requirements of the 1940 Act.

Investment Guidelines

As a general matter, unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding an investment standard, compliance with that percentage limitation or standard will be determined solely at the time of the Fund’s acquisition of the security or asset.

Holding Other Kinds of Investments

The Fund may hold investments that aren’t part of its principal investment strategies. These investments are described in the SAI. The Fund may choose not to invest in certain securities described in the Prospectus/Proxy statement and in the SAI, although it has the ability to do so.

Investing in the Columbia Money Market Funds

The Fund may invest uninvested cash and cash collateral received in connection with its securities lending program in shares of the registered or unregistered money market funds advised by Columbia Management. Columbia Management and its affiliates receive fees from these funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Fund for services provided directly.

Lending Securities

The Fund may lend portfolio securities to approved broker/dealers or other financial intermediaries on a fully collateralized basis in order to earn additional income. The Fund may lose money from securities lending if, for example, it is delayed or prevented from selling the collateral after the loan is made or in recovering the securities loaned, or if it incurs losses on the reinvestment of cash collateral.

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Portfolio Holdings Disclosure

A description of Columbia Funds’ policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI. The Fund discloses its portfolio holdings on the Columbia Funds’ website, www.columbiafunds.com, as described below. Once posted, the portfolio holdings information will remain available on the website until at least the date on which such Fund files a Form N-CSR or Form N-Q (forms filed with the SEC that include portfolio holdings information) for the period that includes the date as of which the information is current.

The Fund’s complete portfolio holdings as of a fiscal quarter-end are disclosed approximately 60 calendar days after such quarter-end and the Fund’s largest 15 holdings as a percent of the Fund’s portfolio as of a month-end are disclosed approximately 15 calendar days after such month-end.

In addition, more current information concerning the Fund’s portfolio holdings as of specified dates may also be disclosed on the Columbia Funds’ website.

Investing Defensively

The Fund may from time to time take temporary defensive investment positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. The Fund may not achieve its investment objective while it is investing defensively.

Mailings to Households

In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, call 800.345.6611 or, if your shares are held through a financial intermediary, contact your intermediary directly.

Portfolio Turnover

A mutual fund that replaces, or turns over, more than 100% of its investments in a year is considered to have a high portfolio turnover rate. A high portfolio turnover can generate larger distributions of short-term capital gains to shareholders, which are generally taxable at higher rates than long-term capital gains for federal income tax purposes. A high portfolio turnover rate can also mean higher brokerage and other transaction costs, which could reduce a fund’s returns. In general, the greater the volume of buying and selling by a fund, the greater the impact that brokerage commissions will have on its returns. The Fund generally buys securities for capital appreciation, investment income or both. However, the Fund may sell securities regardless of how long they’ve been held. You’ll find the Fund’s historical portfolio turnover rates in Appendix E.

MANAGEMENT OF THE FUND

Primary Service Providers

Columbia Management, Columbia Management Distributors, Inc. (the “Distributor”), and Columbia Management Services, Inc. (the “Transfer Agent”), all affiliates of Bank of America, currently

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provide key services to the Fund and the other Columbia Funds, including investment advisory, distribution, administration, shareholder servicing and transfer agency, and are paid for providing these services. These service relationships are described below.

Columbia Management

Columbia Management is located at 100 Federal Street, Boston, MA 02110, and serves as investment advisor to over 100 Columbia Funds mutual fund portfolios. As of December 31, 2007, Columbia Management had assets under management of approximately $370.2 billion. Columbia Management is a registered investment advisor and an indirect, wholly owned subsidiary of Bank of America. Its management experience covers all major asset classes, including equity securities, fixed income securities and money market instruments. In addition to serving as investment advisor to mutual funds, Columbia Management acts as an investment manager for individuals, corporations, retirement plans, private investment companies and financial intermediaries.

Subject to oversight by the board of trustees of the Columbia Trust, Columbia Management manages the day-to-day operations of the Fund, determining what securities and other investments the Fund should buy or sell and executing the Fund’s portfolio transactions. Although Columbia Management is responsible for the investment management of the Fund, Columbia Management may delegate certain of its duties to one or more investment sub-advisors. Columbia Management may also use the research and other expertise of its affiliates and third parties in managing the Fund’s investments.

The Fund pays Columbia Management a fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of the Fund and is paid monthly. For the Fund’s most recent fiscal year, aggregate advisory fees paid to Columbia Management by the Fund amounted to 0.48% of average daily net assets of the Fund.

A discussion regarding the basis for the board’s approval of the Fund’s investment advisory agreement with Columbia Management is available in the Fund’s annual report to shareholders for the fiscal period ended November 30, 2006.

Sub-Advisor(s)

Columbia Management may engage an investment sub-advisor or sub-advisors to make the day-to-day investment decisions for the Fund. Columbia Management retains ultimate responsibility (subject to board oversight) for overseeing any sub-advisor it engages and for evaluating the Fund’s needs and available sub-advisors’ skills and abilities on an ongoing basis. Based on its evaluations, Columbia Management may at times recommend to the board that the Fund change, add or terminate one or more sub-advisors; continue to retain a sub-advisor even though the sub-advisor’s ownership or corporate structure has changed; or materially change a sub-advisory agreement with a sub-advisor. Applicable law requires the Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the board has approved the proposed action and believes that the action is in shareholders’ best interests. Columbia Management and the Columbia Funds have applied for relief from the SEC to permit the Fund to act on many of Columbia Management’s recommendations with approval only by the board and not by Fund shareholders. Columbia Management or the Fund would

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inform the Fund’s shareholders of any actions taken in reliance on this relief. Until Columbia Management and the Fund obtain this relief, the Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

At present, Columbia Management has not engaged any investment sub-advisor for the Fund.

Portfolio Managers

Information about Columbia Management’s portfolio managers who are primarily responsible for overseeing the Fund’s investments is shown in the table below. The SAI provides more information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of securities in the Fund.

Kimberly Campbell

Service with the Fund (manager) since January, 2002.

Investment experience since 1980.

Senior Vice President of Columbia Management, associated with Columbia Management or its predecessors since 1995.

The Administrator

Columbia Management is responsible for overseeing the administrative operations of the Fund, including the general supervision of the Fund’s operations, coordination of the Fund’s service providers, and the provision of office facilities and related clerical and administrative services. The Fund pays Columbia Management a fee for its services, plus certain out-of-pocket expenses. Columbia Management does not currently receive any fees for the administrative services it provides the Fund.

The Distributor

Shares of the Fund are distributed by the Distributor, which is located at One Financial Center, Boston, MA 02111. The Distributor is a registered broker/dealer and an indirect, wholly owned subsidiary of Bank of America. The Distributor and its affiliates may pay commissions, distribution and service fees and/or other compensation to entities, including Bank of America affiliates, for selling shares and providing services to investors.

The Transfer Agent

The Transfer Agent is a registered transfer agent and an indirect, wholly owned subsidiary of Bank of America. The Transfer Agent is located at One Financial Center, Boston, MA 02111, and its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service. The Fund pays the Transfer Agent monthly fees on a per-account basis. Fees paid to the Transfer Agent include reimbursements for certain out-of-pocket expenses and sub-transfer agency fees, subject to certain limitations, paid by the Transfer Agent on the Fund’s behalf.

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  Other Roles and Relationships of Bank of America and its Affiliates — Certain Conflicts of Interest

As described in Management of the Fund—Primary Service Providers, Columbia Management, the Distributor and the Transfer Agent, all affiliates of Bank of America, provide various services to the Fund for which they are compensated. Bank of America and its affiliates may also provide other services to the Fund and be compensated for them.

Columbia Management and its affiliates may provide investment advisory and other services to other clients and customers substantially similar to those provided to the Fund. These activities, and other financial services activities of Bank of America and its affiliates, may present actual and potential conflicts of interest and introduce certain investment constraints.

Bank of America is a major financial services company, engaged in a broad range of financial activities beyond the mutual fund-related activities of Columbia Management, including, among others, commercial banking, investment banking, broker/ dealer (sales and trading), asset management, insurance and other financial activities. These additional activities may involve multiple advisory, transactional, lending, financial and other interests in securities and other instruments, and in companies that issue securities and other instruments, which may be bought, sold or held by the Fund.

Conflicts of interest and limitations that could affect the Fund may arise from, for example, the following:

•	compensation and other benefits received by Columbia Management and other Bank of America affiliates related to the management/administration of the Fund and the sale of its shares;

•	the allocation of, and competition for, investment opportunities among the Fund and other funds and accounts advised/managed by Columbia Management and other Bank of America affiliates;

•	separate and potentially divergent management of the Fund and other funds and accounts advised/managed by Columbia Management and other Bank of America affiliates;

•	regulatory and other investment restrictions on investment activities of Columbia Management and other Bank of America affiliates and accounts advised/managed by them;

•	lending, investment banking and other relationships of Bank of America affiliates with companies and other entities in which the Fund invests; and

•	regulatory and other restrictions relating to the sharing of information between Bank of America and its affiliates, including Columbia Management, and the Fund.

Bank of America and its affiliates also provide a variety of products and services that, in some manner, may use the Fund and other Columbia Funds as investment options. For example:

•

the Columbia Funds are available as investments in connection with brokerage and other securities products offered by Banc of America Investment Services, Inc., an affiliated retail broker/dealer of Bank of America;

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•

the Columbia Funds are used as investments in connection with fiduciary, investment management and other accounts offered by U.S. Trust, Bank of America Private Wealth Management, as well as certain Columbia Funds structured as “funds of funds;” and

•	the Columbia Money Market Funds are offered as an investment option for a variety of cash “sweep” account programs offered by Bank of America and its affiliates.

The use of the Columbia Funds as investment options in connection with other products and services offered by Bank of America and its affiliates may introduce economic and other conflicts of interest of which you should be aware. These conflicts of interest are highlighted in sections of account documentation and other disclosure materials relating to these products and services, as well as in the SAI.

Columbia Management and Bank of America have adopted various policies and procedures that are intended to identify, monitor and address conflicts of interest. However, there is no absolute assurance that these policies, procedures and disclosures will be effective.

Additional information about Bank of America and the types of conflicts of interest and other matters referenced above is set forth in the Investment Advisory and Other Services—Other Roles and Relationships of Bank of America and Affiliates—Certain Conflicts of Interest section of the SAI, which is identified by the icon. Investors in the Fund should carefully review these disclosures and consult with their financial advisor if they have any questions.

Certain Legal Matters

On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) (“Columbia”) and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the “Distributor”) (collectively, the “Columbia Group”) entered into an Assurance of Discontinuance with the New York Attorney General (“NYAG”) (the “NYAG Settlement”) and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission (“SEC”) (the “SEC Order”) on matters relating to mutual fund trading.

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group’s applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above is being distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007. Distributions under the distribution plan began in late June 2007.

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A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the “MDL”). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court’s memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants’ motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 (“ICA”) and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption (“the CDSC Lawsuit”). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

In 2004, the Columbia Funds’ adviser and distributor and certain affiliated entities and individuals were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. Certain Columbia Funds were named as nominal defendants. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and entered final judgment in favor of the defendants. The plaintiffs appealed to the United States Court of Appeals for the First Circuit on December 30, 2005. A stipulation and settlement agreement dated January 19, 2007 was filed in the First Circuit on February 14, 2007, with a joint stipulation of dismissal and motion for remand to obtain district court approval of the settlement. That

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joint motion was granted and the appeal was dismissed. On March 6, 2007, the case was remanded to the District Court. The settlement, approved by the District Court on September 18, 2007, became effective October 19, 2007. Pursuant to the settlement, the funds’ adviser and/or its affiliates made certain payments, including plaintiffs’ attorneys’ fees and costs of notice to class members.

CHOOSING A SHARE CLASS

Description of the Share Classes

Share Class Features

The Fund offers four classes of shares. Only Class Z shares are discussed in the Prospectus/Proxy statement. Each share class has its own investment eligibility criteria, cost structure and other features. The following summarizes the primary features of the Class Z shares. Contact your financial advisor or Columbia Funds for more information about the Fund’s share classes and how to choose among them.

Class Z Shares
Eligible Investors and Minimum Initial Investments(a)	Class Z shares are available only to certain eligible investors, which are subject to different minimum initial investment requirements. These minimum initial investment amounts range from $0 to $2,500. See Buying, Selling and Exchanging Shares—Opening an Account and Placing Orders for details.

Investment Limits	none

Conversion Features	none

Front-End sales Charges	none

Distribution and Service Fees	none

(a)	See Buying, Selling and Exchanging Shares—Opening an Account and Placing Orders for more details on the eligible investors and investment minimums of these share classes.

FUNDamentals™

Selling and/or Servicing Agents

The terms “selling agent” and “servicing agent” refer to the financial intermediary that employs your financial advisor. Selling and/or servicing agents include, for example, brokerage firms, banks, investment advisors, third party administrators and other financial intermediaries, including affiliates of Bank of America, such as Banc of America Investment Services, Inc.

Financial Intermediary Compensation

The Distributor and Columbia Management may make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing/sales support services relating to the Columbia Funds. Such payments are generally based upon one or more of the following factors: average net assets of the Columbia Funds sold by the Distributor attributable to that

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intermediary, gross sales of the Columbia Funds distributed by the Distributor attributable to that intermediary, reimbursement of ticket charges (fees that an intermediary firm charges its representatives for effecting transactions in Fund shares) or a negotiated lump sum payment. While the financial arrangements may vary for each intermediary, the support payments to any one intermediary are generally between 0.05% and 0.35% (and 0.03% and 0.12% with regard to the Columbia Money Market Funds) on an annual basis for payments based on average net assets of the Fund attributable to the intermediary, and between 0.10% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Columbia Funds (other than the Columbia Money Market Funds) attributable to the intermediary.

The Distributor and Columbia Management may make payments in larger amounts or on a basis other than those described above when dealing with other affiliates of Bank of America. Such increased payments to the other Bank of America affiliate may enable the other Bank of America affiliate to offset credits that it may provide to customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customers’ investments in the Fund.

The Distributor and Columbia Management may also make payments to financial intermediaries, including other Bank of America affiliates, that provide shareholder services to retirement plans and other investment programs to compensate those intermediaries for services they provide to such programs, including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing.

These payments for shareholder servicing support vary by financial intermediary but generally are not expected, with certain limited exceptions, to exceed 0.35% of the average aggregate value of the Fund’s shares in any intermediary’s program on an annual basis for those classes of shares that pay a service fee pursuant to a plan under Rule 12b-1 under the 1940 Act, and 0.45% of the average aggregate value of the Fund’s shares in any intermediary’s program on an annual basis for those classes of shares that do not pay a service fee pursuant to a plan under Rule 12b-1 under the 1940 Act.

As of November 1, 2007, the board has authorized the Fund to reimburse the Transfer Agent for amounts paid to financial intermediaries that maintain assets in omnibus accounts, subject to an annual cap of 0.15% of the average aggregate value of the Fund’s shares maintained in such accounts. The amounts in excess of that reimbursed by the Fund are borne by the Distributor or Columbia Management. The Distributor and Columbia Management may make other payments or allow promotional incentives to broker/ dealers to the extent permitted by SEC and Financial Industry Regulatory Authority (FINRA) rules and by other applicable laws and regulations.

Amounts paid by the Distributor and Columbia Management are paid out of the Distributor’s and Columbia Management’s own resources and do not increase the amount paid by you or the Fund. You can find further details about the payments made by the Distributor and Columbia Management and the services provided by financial intermediaries as well as a list of the intermediaries to which the Distributor and Columbia Management have agreed to make marketing support payments in the SAI. Your financial intermediary may charge you fees and commissions in addition to those described in the Prospectus/Proxy statement. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending

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on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants may have a financial incentive for recommending the Fund or a particular share class over others. See Management of the Fund—Other Roles and Relationships of Bank of America and its Affiliates—Certain Conflicts of Interest for more information.

BUYING, SELLING AND EXCHANGING SHARES

Share Price Determination

The price you pay or receive when you buy, sell or exchange shares is the Fund’s next determined net asset value (or NAV) per share for a given share class. The Fund calculates the net asset value per share for each class of the Fund at the end of each business day.

FUNDamentals™

NAV Calculation:
Each of the Funds’ share classes calculates its NAV as follows:

(Value of assets of the share class)
NAV	=	– (Liabilities of the share class)
Number of outstanding shares of the class

The value of the Fund’s shares is based on the total market value of all of the securities and other assets that it holds as of a specified time. The prices reported on stock exchanges and other securities markets around the world are usually used to value securities in the Fund. The Fund uses the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less.

If a market price isn’t readily available, the Fund will determine the price of the security held by the Fund based on Columbia Management’s determination of the security’s fair value. A market price is considered not readily available if, among other circumstances, the most recent reported price is deemed unreliable. In addition, the Fund may use fair valuation to price securities that trade on a foreign exchange when a significant event has occurred after the foreign exchange closes but before the time at which the Fund’s share price is calculated. Foreign exchanges typically close before the time at which Fund share prices are calculated, and may be closed altogether on some days when the Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) those impacting a single issuer; (2) governmental action that affects securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. The Fund uses various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a security’s market price is readily available and, if not, the fair value of the security.

Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when the Fund uses fair valuation to price securities, it may value those securities higher or lower than another mutual fund. Also, the use of fair valuation may cause the Fund’s performance to diverge to a greater degree from the performance of various benchmarks used to

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compare the Fund’s performance because benchmarks generally do not use fair valuation techniques. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value ascribed to a particular security is accurate. The Fund has retained an independent fair valuation pricing service to assist in the fair valuation process for foreign securities. International markets are sometimes open on days when U.S. markets are closed, which means that the value of foreign securities owned by the Fund could change on days when Fund shares cannot be bought or sold.

Transaction Rules and Policies

Remember that sales charges may apply to your transactions. You should also ask your selling and/or servicing agent about its rules, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

Also remember that the Fund may refuse any order to buy or exchange shares. If this happens, we’ll return any money we’ve received, but no interest will be paid on that money.

Order Processing

Orders to buy, sell or exchange shares are processed on business days. Orders can be delivered by mail, by telephone or online. Orders received in “good form” by the Transfer Agent or your selling and/or servicing agent before the end of a business day will receive that day’s net asset value per share. Orders received after the end of a business day will receive the next business day’s net asset value per share. The business day that applies to your order is also called a trade date.

FUNDamentals™

Business Days

A business day is any day that the New York Stock Exchange (NYSE) is open. A business day ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time. If the NYSE closes early, the business day ends as of the time the NYSE closes. On holidays and other days when the NYSE is closed, a Fund’s net asset value is not calculated and the Fund does not accept buy or sell orders. However, the value of a Fund’s assets may still be affected on such days to the extent that the Fund holds foreign securities that trade on days that foreign markets are open.

“Good Form”

An order is in “good form” if the Transfer Agent or your selling and/or servicing agent has all of the information and documentation it deems necessary to effect your order. For example, when you sell shares by letter of instruction, “good form” means that your letter has (i) complete instructions and the signatures of all account owners, (ii) a Medallion signature guarantee for amounts equal to or greater than $100,000 and (iii) any other required documents completed and attached. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, call 800.345.6611.

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Medallion Signature Guarantees

Qualified customers can obtain a Medallion signature guarantee from any financial institution—including commercial banks such as Bank of America, credit unions and broker/dealers—that participates in one of the three Medallion signature guarantee programs recognized by the SEC. These Medallion signature guarantee programs are the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP).

Written Transactions

Once you have an account, you can communicate written buy, sell and exchange orders to the Transfer Agent at the following address: Columbia Funds, c/o Columbia Management Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.

Telephone Transactions

Once you have an account, you can place orders to buy, sell or exchange by telephone depending on how you complete the telephone authorization section of your account application. To place orders by telephone, call 800.422.3737. Have your account number and taxpayer identification number (TIN) available when calling.

You can sell up to an aggregate of $100,000 of shares via the telephone in any 30-day period if you qualify for telephone orders.

Telephone orders may not be as secure as written orders. Columbia Funds will take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. However, the Fund and its agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.

Online Transactions

Once you have an account, contact Columbia Funds at 800.345.6611 for more information on account trading restrictions and the special sign-up procedures required for online transactions. The Transfer Agent has procedures in place to authenticate electronic orders you deliver through the internet. You will be required to accept the terms of an online agreement and establish and utilize a password in order to access online account services.

You can sell up to an aggregate of $100,000 of shares through the internet in any 30-day period if you qualify for internet orders.

Customer Identification Program

Federal law requires the Fund to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for

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individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Fund may need to delay the date of your purchase or may be unable to open your account, which may result in a return of your investment monies. In addition, if the Fund is unable to verify your identity after your account is open, the Fund reserves the right to close your account or take other steps as deemed reasonable. The Fund shall not be held liable for any loss resulting from any purchase delay, application rejection or account closure due to a failure to provide proper identifying information.

Small Account Policy — Accounts Below $250

Columbia Funds generally will automatically sell your shares if the value of your account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below $250. If your shares are sold, the Transfer Agent will remit the sale proceeds to you. Any otherwise applicable CDSC will not be imposed on such automatic sale of your shares. The Transfer Agent will send you written notification in advance of any automatic sale, which will provide details on how you may avoid such automatic sale. Generally, you may avoid such automatic sale by raising your account balance, consolidating your accounts through an exchange of shares of another Columbia Fund in which you hold shares, or setting up a Systematic Investment Plan. Contact the Transfer Agent, review our website at www.columbiafunds.com, call 800.345.6611 or contact your financial advisor for more information. The automatic sale of shares of accounts valued at less than $250 is expected to take place in the second quarter of each calendar year.

Columbia Funds may also sell your shares if a financial intermediary tells us to sell your shares pursuant to arrangements made with you, and under certain other circumstances allowed under the 1940 Act.

Small Account Policy — Minimum Balance Fee

If the value of your account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee will be assessed through the automatic sale of shares in your account. Any otherwise applicable CDSC will not be imposed on such automatic sale of your shares. The Transfer Agent will reduce the expenses paid by the Fund by any amounts it collects from the assessment of this fee. For Funds that do not have transfer agency expenses against which to offset the amount collected through assessment of this fee, the fee will be paid directly to the Fund. The Transfer Agent will send you written notification in advance of assessing any fee, which will provide details on how you can avoid the imposition of such fee. Generally, you may avoid the imposition of such fee by raising your account balance, consolidating your accounts through an exchange of shares of another Columbia Fund in which you hold shares, or setting up a Systematic Investment Plan. Contact the Transfer Agent, review our website at www.columbiafunds.com, call 800.345.6611 or contact your financial advisor for more information.

Columbia Funds reserves the right to change the minimum investment requirements for any Fund. We also reserve the right to lower the account size trigger point for the minimum balance fee in any year or for any class of shares when we believe it is appropriate to do so in light of declines in the market value of Fund shares, sales loads applicable to a particular class of shares, or for other reasons.

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Exceptions to the Small Account Policy

The automatic sale of shares of accounts under $250 and the annual minimum balance fee described previously do not apply to shareholders of Class R shares or shareholders holding their shares through broker/dealer networked accounts; wrap fee and omnibus accounts; accounts with active Systematic Investment Plans or payroll deduction plans; accounts that were created by the automatic conversion of Class B shares to Class A shares or former Class G shares to Class T shares; and certain qualified retirement plans and health savings accounts. The automatic sale of shares of accounts under $250 does not apply to individual retirement plans.

Cash Flows

The timing and magnitude of cash inflows from investors buying Fund shares could prevent the Fund from always being fully invested. Conversely, the timing and magnitude of cash outflows to investors selling Fund shares could require large ready reserves of uninvested cash to meet shareholder redemptions. Either situation could adversely impact the Fund’s performance.

Excessive Trading Practices

Right to Reject or Restrict Share Transaction Orders—The Fund is intended for investors with long-term investment purposes and is not intended as a vehicle for frequent trading activity (market timing) that is excessive. Investors should transact in Fund shares primarily for investment purposes. The Board has adopted excessive trading policies and procedures that are designed to deter excessive trading by investors (the Excessive Trading Policies and Procedures). The Fund discourages and does not accommodate excessive trading.

The Fund reserves the right to reject, without any prior notice, any buy or exchange order for any reason, and will not be liable for any loss resulting from rejected orders. For example, the Fund may in its discretion restrict, reject or cancel a buy or exchange order even if the transaction is not subject to the specific exchange limitation described below if the Fund or its agents determine that accepting the order could interfere with efficient management of the Fund’s portfolio or is otherwise contrary to the Fund’s best interests. The Excessive Trading Policies and Procedures apply equally to buy or exchange transactions communicated directly to the Transfer Agent and to those received by selling and/or servicing agents.

Specific Buying and Exchanging Limitations—If the Fund detects that an investor has made two “material round trips” in any 28-day period, it will generally reject the investor’s future buy orders, including exchange buy orders, involving any Columbia Fund.

For these purposes, a “round trip” is a purchase or exchange into the Fund followed by a sale or exchange out of the Fund. A “material” round trip is one that is deemed by the Fund to be material in terms of its amount or its potential detrimental impact on the Fund. Independent of this limit, the Fund may, in its discretion, reject future buy orders by any person, group or account that appears to have engaged in any type of excessive trading activity.

These limits generally do not apply to automated transactions or transactions by registered investment companies that invest in the Fund using a “fund of funds” structure. These limits do not

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apply to payroll deduction contributions by retirement plan participants, transactions initiated by a retirement plan sponsor or certain other retirement plan transactions consisting of rollover transactions, loan repayments and disbursements, and required minimum distribution redemptions. They may be modified or rescinded for accounts held by certain retirement plans to conform to plan limits, for considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs. Accounts known to be under common ownership or control generally will be counted together, but accounts maintained or managed by a common intermediary generally will not be considered to be under common ownership or control. The Fund retains the right to modify these restrictions at any time without prior notice to shareholders.

Limitations on the Ability to Detect and Prevent Excessive Trading Practices—The Fund takes various steps designed to detect and prevent excessive trading, including daily review of available shareholder transaction information. However, the Fund receives buy, sell and exchange orders through financial intermediaries, and cannot always know or reasonably detect excessive trading that may be facilitated by financial intermediaries or by the use of the omnibus account arrangements they offer. Omnibus account arrangements are common forms of holding shares of mutual funds, particularly among certain financial intermediaries such as broker/ dealers, retirement plans and variable insurance products. These arrangements often permit financial intermediaries to aggregate their clients’ transactions and accounts, and in these circumstances, the identity of the shareholders is often not known.

Some financial intermediaries apply their own restrictions or policies to underlying investor accounts, which may be more or less restrictive than those described here. This may impact the Fund’s ability to curtail excessive trading, even where it is identified. For these and other reasons, it is possible that excessive trading may occur despite the Fund’s efforts to detect and prevent it.

Although these restrictions and policies involve judgments that are inherently subjective and may involve some selectivity in their application, the Fund seeks to act in a manner that it believes is consistent with the best interests of shareholders in making any such judgments.

Risks of Excessive Trading—Excessive trading creates certain risks to the Fund’s long-term shareholders and may create the following adverse effects:

•	negative impact on the Fund’s performance;

•	potential dilution of the value of the Fund’s shares;

•

interference with the efficient management of the Fund’s portfolio, such as the need to maintain undesirably large cash positions, the need to use its line of credit or the need to buy or sell securities it otherwise would not have bought or sold;

•	losses on the sale of investments resulting from the need to sell securities at less favorable prices;

•	increased taxable gains to the Fund’s remaining shareholders resulting from the need to sell securities to meet sell orders; and

•	increased brokerage and administrative costs.

To the extent that the Fund invests significantly in foreign securities traded on markets that close before the Fund’s valuation time, it may be particularly susceptible to dilution as a result of excessive

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trading. Because events may occur after the close of foreign markets and before the Fund’s valuation time that influence the value of foreign securities, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of foreign securities as of the Fund’s valuation time. This is often referred to as price arbitrage. The Fund has adopted procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what the Fund believes to be the fair value of those securities as of its valuation time. To the extent the adjustments don’t work fully, investors engaging in price arbitrage may cause dilution in the value of the Fund’s shares held by other shareholders.

Similarly, to the extent that the Fund invests significantly in thinly traded high yield bonds (junk bonds) or equity securities of small-capitalization companies, because these securities are often traded infrequently, investors may seek to trade their shares in an effort to benefit from their understanding of the value of these securities. This is also a type of price arbitrage. Any such frequent trading strategies may interfere with efficient management of the Fund’s portfolio to a greater degree than would be the case for mutual funds that invest in highly liquid securities, in part because the Fund may have difficulty selling those portfolio securities at advantageous times or prices to satisfy large and/or frequent sell orders. Any successful price arbitrage may also cause dilution in the value of Fund shares held by other shareholders.

Opening an Account and Placing Orders

Columbia Funds encourages you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your selling and/or servicing agent. As described in Buying, Selling and Exchanging Shares—Transaction Rules and Policies, once you have an account you can also communicate your orders directly to the Transfer Agent by mail, by telephone or online.

BUYING SHARES

Eligible Investors: Class Z Shares

Once you have opened an account, you can buy Class Z shares in a lump sum, through our Systematic Investment Plan, by dividend diversification, by wire or by electronic funds transfer. Class Z shares are only available to the categories of eligible investors described below, each of which is subject to its own minimum initial investment requirements.

Minimum Initial Investments

There is no minimum initial investment in Class Z shares for the following categories of eligible investors:

•

Any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Columbia Management Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the funds of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the funds of Columbia Acorn Trust immediately prior to the distribution, transfer or rollover.

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•

Any health savings account sponsored by a third party platform, including those sponsored by Bank of America affiliates, and any omnibus group retirement plan for which a financial intermediary or other entity provides services and is not compensated by the Funds for those services, other than in the form of payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

•

Any investor participating in a wrap program sponsored by a financial intermediary or other entity that is paid an asset-based fee by the investor and that is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

The minimum initial investment in Class Z shares for the following categories of eligible investors is $1,000:

•

Any individual retirement plan (assuming the eligibility criteria below are met) or group retirement plan that is not held in an omnibus manner for which a financial intermediary or other entity provides services and is not compensated by the Funds for those services, other than in the form of payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

The minimum initial investment in Class Z shares for the following categories of eligible investors is $2,500:

•

Any client of Bank of America or one of its subsidiaries buying shares through an asset management company, trust, fiduciary, retirement plan administration or similar arrangement with Bank of America or the subsidiary.

•	Any investor buying shares through a Columbia Management state tuition plan organized under Section 529 of the Internal Revenue Code.

•

Any shareholder (as well as any family member of a shareholder or person listed on an account registration for any account of the shareholder) of another fund distributed by the Distributor (i) who holds Class Z Shares; (ii) who held Primary A shares prior to the share class redesignation of Primary A shares as Class Z shares that occurred on August 22, 2005; (iii) who holds Class A shares that were obtained by an exchange of Class Z shares; or (iv) who bought shares of certain mutual funds that were not subject to sales charges and that merged with another fund distributed by the Distributor.

•	Any trustee or director (or family member of a trustee or director) of a fund distributed by the Distributor.

•	Any employee (or family member of an employee) of Bank of America or one of its subsidiaries.

•

Any investor participating in an account offered by a financial intermediary or other entity that provides services to such an account, is paid an asset-based fee by the investor and is not compensated by the Funds for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent (each investor buying shares through a financial intermediary must independently satisfy the minimum Investment requirement noted above).

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•

Any institutional investor who is a corporation, partnership, trust, foundation, endowment, institution, government entity, or similar organization, which meets the respective qualifications for an accredited investor, as defined under the Securities Act of 1933.

•

Certain financial institutions and intermediaries, such as insurance companies, trust companies, banks, endowments, investment companies or foundations, buying shares for their own account, including Bank of America and its affiliates and/or subsidiaries.

Minimum Additional Investments

There is no minimum additional investment for Class Z shares.

Systematic Investment Plan

The Systematic Investment Plan allows you to make regular purchases in amounts of $50 or more via automatic transfers from your bank account to the Fund on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan.

Dividend Diversification

Generally, you may automatically invest distributions made by another Columbia Fund into the same class of shares (and in some cases certain other classes of shares) of the Fund at no additional sales charge. A sales charge may apply when you invest distributions made by a Columbia Fund that were not assessed a sales charge at the time of your initial purchase. Call Columbia Funds at 800.345.6611 for details.

Wire Purchases

You may buy Class Z shares of the Fund by wiring money from your bank account to your Fund account by calling the Transfer Agent at 800.422.3737.

Electronic Funds Transfer

You may buy Class Z shares of the Fund by electronically transferring money from your bank account to your Fund account by calling the Transfer Agent at 800.422.3737. An electronic funds transfer may take up to three business days to settle and be considered in “good form.” You must set up this feature by contacting the Transfer Agent prior to your request.

Other Purchase Rules You Should Know

•	Once the Transfer Agent or your selling and/or servicing agent receives your buy order in “good form,” your purchase will be made at the next calculated net asset value per share.

•	You generally buy Class Z shares at net asset value per share because no front-end sales charge applies to purchases of this share class.

•

The Fund reserves the right to cancel your order if it doesn’t receive payment within three business days of receiving your buy order. The Fund will return any payment received for orders that have been cancelled, but no interest will be paid on that money.

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•	Selling and/or servicing agents are responsible for sending your buy orders to the Transfer Agent and ensuring that we receive your money on time.

•	Shares bought are recorded on the books of the Fund. The Fund doesn’t issue certificates.

SELLING SHARES

When you sell your shares, the Fund is effectively buying them back from you. This is called a redemption.

Wire Redemptions

You may request that your Class Z shares sale proceeds be wired to your bank account by calling the Transfer Agent at 800.422.3737. You must set up this feature prior to your request. For shares sold by Fedwire, there is generally a fee of $7.50. The receiving bank may charge an additional fee. The Transfer Agent may waive the fee for certain accounts.

Electronic Funds Transfer

You may sell Class Z shares of the Fund and request that the proceeds be electronically transferred to your bank account by calling the Transfer Agent at 800.422.3737. It may take up to three business days for the sale proceeds to be received by your bank. You must set up this feature by contacting the Transfer Agent prior to your request.

Systematic Withdrawal Plan

The Systematic Withdrawal Plan lets you withdraw funds from your Class Z shares account any day of the month on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan. Your account balance generally must be at least $5,000 to set up the plan, but certain fee-based and wrap accounts are not subject to this requirement. If you set up the plan after you’ve opened your account, your signature must be Medallion guaranteed.

You can choose to receive your withdrawals via check or direct deposit into your bank account. You can cancel the plan by giving Columbia Funds 30 days notice in writing or by calling the Transfer Agent at 800.422.3737. It’s important to remember that if you withdraw more than your investment in the Fund is earning, you’ll eventually use up your original investment.

In-Kind Distributions

The Fund reserves the right to honor sell orders with in-kind distributions of portfolio securities instead of cash. In the event the Fund makes such an in-kind distribution, you may incur the brokerage and transaction costs associated with converting the portfolio securities you receive into cash. Also, the portfolio securities you receive may increase or decrease in value before you convert them into cash.

Other Redemption Rules You Should Know

•

Once the Transfer Agent or your selling and/or servicing agent receives your sell order in “good form,” your shares will be sold at the next calculated net asset value per share, which is the net asset value per share plus any sales charge that applies.

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•

If you sell your shares directly through Columbia Funds, we will normally send the sale proceeds by mail or electronically transfer them to your bank account within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in “good form.”

•

If you sell your shares through a selling agent, Columbia Funds will normally send the sale proceeds by Fedwire within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in “good form.”

•

If you paid for your shares by check or by wire transfer from your bank account as an Automated Clearing House (ACH) transaction, Columbia Funds will hold the sale proceeds when you sell those shares for up to 10 days after the trade date of the purchase.

•	No interest will be paid on uncashed redemption checks.

•

Columbia Funds can delay payment of the sale proceeds for up to seven days and may suspend redemptions and/or postpone payment of redemption proceeds when the NYSE is closed or during emergency circumstances as determined by the SEC.

•	Other restrictions may apply to retirement accounts. For information about these restrictions, contact your retirement plan administrator.

•	Also keep in mind Columbia Funds’ Small Account Policy, which is described above in Buying, Selling and Exchanging Shares—Transaction Rules and Policies.

EXCHANGING SHARES

You can generally sell shares of the Fund to buy shares of another Columbia Fund, in what is called an exchange. You should read the prospectus of, and make sure you understand the investment objective and principal investment strategies of, the Columbia Fund into which you are exchanging.

Systematic Exchanges

You may buy Class Z shares of the Fund by exchanging $100 or more each month from another Columbia Fund for shares of the same class of the Fund at no additional cost. Contact the Transfer Agent or your financial advisor to set up the plan. If you set up your plan to exchange more than $100,000 each month, you must have your signature Medallion guaranteed.

Exchanges will continue as long as your balance is sufficient to complete the systematic monthly transfers, subject to Columbia Funds’ Small Account Policy described above in Buying, Selling and Exchanging Shares—Transaction Rules and Policies. You may terminate the program or change the amount you would like to exchange (subject to the $100 minimum) by calling Columbia Funds at 800.345.6611. A sales charge may apply when you exchange shares of a Columbia Fund that were not assessed a sales charge at the time of your initial purchase.

The rules described below for making exchanges apply to systematic exchanges.

Other Exchange Rules You Should Know

•	Exchanges are made at net asset value.

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•	You can generally make exchanges between like share classes of any Columbia Fund. Some exceptions apply.

•	The rules for buying shares of a Columbia Fund apply to exchanges into that Fund.

•	You may make exchanges only into a Columbia Fund that is legally offered and sold in your state of residence.

•	You generally may make an exchange only into a Columbia Fund that is accepting investments.

•	The Fund may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

•	Unless your account is part of a tax-advantaged retirement plan, an exchange for shares of another Fund is a taxable event, and you may realize a gain or loss for tax purposes.

Same-Fund Exchange Privilege for Class Z Shares

Certain shareholders invested in a class of shares other than Class Z may become eligible to be invested in Class Z shares. Upon a determination of such eligibility, any such shareholders will be eligible to exchange their shares for Class Z shares of the same fund. No sales charges or other charges will apply to such an exchange. Ordinarily, shareholders will not recognize a gain or loss for federal income tax purposes upon such an exchange. Investors should contact their selling and/or servicing agents to learn more about the details of the Class Z shares exchange privilege.

DISTRIBUTIONS AND TAXES

Distributions to Shareholders

A mutual fund can make money two ways:

•	It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds, and dividends paid on common stocks.

•

A mutual fund can also have capital gain if the value of its investments increases. While a fund continues to hold an investment, any gain is unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than it originally paid. Capital gains are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term gains) or more than one year (long-term gains).

FUNDamentals™

Distributions

Mutual funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund’ s distributed income, including capital gain.

Reinvesting your distributions buys you more shares of a fund—which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in

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turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you’ll earn more money if you reinvest your distributions rather than receive them in cash.

The Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its net income (interest and dividends less expenses) and net capital gains so that the Fund won’t have to pay any federal income tax on undistributed income and gains. The Fund intends to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year. Normally, the Fund will declare and pay distributions of net investment income according to the following schedule:

Declaration and Distribution Schedule
Declarations	daily
Distributions	monthly

The Fund may, however, declare and pay distributions of net investment income more frequently.

Different share classes of the Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

The Fund generally pays cash distributions within five business days after the distribution was declared. If you sell all of your shares after the record date but before the payment date for a distribution, you’ll normally receive that distribution in cash within five business days after the sale was made.

The Fund will automatically reinvest distributions in additional shares of the same share class of the Fund unless you inform us you want to receive your distributions in cash. You can do this by writing Columbia Funds at the address on the back cover, or by calling us at 800.345.6611. No sales charges apply to the purchase or sale of such shares. Distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.

Unless you are investing through a tax-deferred retirement account (such as an IRA), you should consider avoiding buying Fund shares shortly before the Fund makes a distribution, because doing so can cost you money in taxes. This is because you will, in effect, receive part of your purchase price back in the distribution. This is known as “buying a dividend.” To avoid “buying a dividend,” check the Fund’s distribution schedule above before you invest. Similarly, if you buy shares of the Fund when it holds securities with unrealized capital gain, you will, in effect, receive part of your purchase price back if and when the Fund sells those securities and distributes the realized gain. This distribution is also subject to tax. The Fund may have, or may build up over time, high levels of unrealized capital gain. If you buy shares of the Fund when it has capital loss carryforwards, the Fund may have the ability to offset future capital gains realized by the Fund that otherwise would have been distributed to shareholders with such carryforwards, although capital loss carryforwards generally expire after eight taxable years and may be subject to substantial limitations.

D-22

Taxes and Your Investment

The Fund will send you a statement each year showing how much you’ve received in distributions in the prior year and the distributions’ character for federal income tax purposes. The Fund expects that distributions will consist primarily of exempt interest dividends. In addition, you should be aware of the following:

•

The Fund intends to qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund’s failure to qualify as a regulated investment company would result in fund level taxation, and consequently, a reduction in income available for distribution to you.

•	Distributions are usually taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund.

•

Distributions of the Fund designated as “exempt-interest dividends” are generally not subject to federal income tax but may be subject to state or local income tax and may result in liability for federal alternative minimum tax, both for individual and corporate shareholders.

•

The Fund may invest a portion of its assets in securities that generate income that is not exempt from federal, state, and/or local income tax, and any capital gains distributed by the Fund may be taxable. Distributions of the Fund’s ordinary income and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Fund’s net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long the Fund has owned the investments that generated them, rather than how long you have owned your shares.

•

For taxable years beginning on or before December 31, 2010, if you are an individual and you meet certain holding period and other requirements for your Fund shares, a portion of your distributions may be treated as “qualified dividend income.” Qualified dividend income is income attributable to the Fund’s dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends. The Fund does not expect a significant portion of Fund distributions to be derived from qualified dividend income.

•	For taxable years beginning on or before December 31, 2010, the maximum individual federal income tax rate on net long-term capital gain and qualified dividend income is 15%.

•

A sale or exchange of Fund shares is a taxable event. This includes redemptions where you are paid in securities. Your sales (including those paid in securities) and exchanges of Fund shares usually will result in a taxable capital gain or loss to you, equal to the difference between the amount you receive for your shares (or are deemed to have received in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held your Fund shares for more than one year at the time of sale or exchange. In certain circumstances, capital losses may be disallowed.

•	The Fund is required by federal law to withhold tax on any taxable distributions and sale proceeds paid to you (including amounts paid to you in securities and amounts deemed to be

D-23

paid to you upon an exchange of shares) if: you haven’t provided a correct taxpayer identification number (TIN) or haven’t certified to the Fund that withholding doesn’t apply; the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records; or the IRS informs the Fund that you are otherwise subject to backup withholding.

FUNDamentals™

Taxes

The information provided above is only a summary of how U.S. federal income taxes may affect your investment in a Fund. It is not intended as a substitute for careful tax planning. Your investment in a Fund may have other tax implications.

It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA.

You should consult with your own tax advisor about the particular tax consequences to you of an investment in a Fund, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.

D-24

HYPOTHETICAL FEES AND EXPENSES

The following supplemental hypothetical investment information provides additional information about the effect of the fees and expenses of the Fund, including investment advisory fees and other Fund costs, on the Fund’s returns over a 10-year period. The chart shows the estimated fees and expenses that would be charged on a hypothetical investment of $10,000 in Class Z shares of the Fund, assuming a 5% return each year, the cumulative return after fees and expenses and the hypothetical year-end balance before fees and expenses. The annual expense ratio used for the share class, which is the same as that stated in the Annual Fund Operating Expense table, is presented in the chart and is net of any contractual fee waivers or expense reimbursements for the period of contractual commitment. Your actual costs may be higher or lower.

Columbia Tax-Exempt Fund — Class Z Shares

	Maximum Sales Charge 0.00%	Initial Hypothetical Investment Amount $10,000.000		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio(a)	Cumulative Return After Fees & Expenses	Hypothetical Year- End Balance After Fees & Expenses	Annual Fees & Expenses(b)
1	5.00%	0.64%	4.38%	$10,436.13	$66.26
2	10.25%	0.64%	8.91%	$10,891.28	$68.11
3	15.76%	0.64%	13.66%	$11,366.28	$71.08
4	21.55%	0.64%	18.82%	$11,861.99	$74.18
5	27.63%	0.64%	23.79%	$12,379.33	$77.42
6	34.01%	0.64%	29.19%	$12,919.22	$80.79
7	40.71%	0.64%	34.83%	$13,482.67	$84.32
8	47.75%	0.64%	40.71%	$14,070.69	$87.99
9	55.13%	0.64%	46.84%	$14,684.35	$91.63
10	62.89%	0.64%	53.25%	$15,324.77	$95.84
Total Gain After Fees & Expenses				$5,324.77

Total Annual Fees & Expenses					$796.83

(a)	The annual expense ratio shown is the pro forma operating expense ratio of the Fund assuming the consummation of the Merger.
(b)	Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

D-25

Appendix E — Financial Highlights for the Acquiring Fund

The financial highlights table below is intended to help you understand the Acquiring Fund’s financial performance. Information is shown for the last three fiscal years, which run from December 1 to November 30, unless otherwise indicated. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Acquiring Fund (assuming the reinvestment of all dividends and distributions). This information has been derived from the Acquiring Fund’s financial statements which, for the period ended November 30, 2005 and the year ended November 30, 2006, have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Acquiring Fund’s financial statements, is included in the Acquiring Fund’s annual report. The information for the six months ended May 31, 2007 is unaudited. You can request a free annual report containing these financial statements by calling 1-800-426-3750.

Selected data for a Class Z share outstanding throughout each period is as follows:

Class Z Shares

	(Unaudited) Six Months Ended May 31, 2007		Year Ended November 30, 2006		Period Ended November 30, 2005(a)
Net Asset Value, Beginning of Period	$13.88		$13.49		$13.71
Income from Investment Operations:
Net investment income(b)	0.31		0.62		0.13
Net realized and unrealized gain (loss) on investments and futures contracts	(0.33)		0.40		(0.22)

Total from Investment Operations	(0.02)		1.02		(0.09)
Less Distributions Declared to Shareholders:
From net investment income	(0.31)		(0.63)		(0.13)

Net Asset Value, End of Period	$13.55		$13.88		$13.49
Total return(c)	(0.14	)%(d)	7.75%		(0.63	)%(d)(e)
Ratios to Average Net Assets/ Supplemental Data:
Net operating expenses(f)	0.57	%(g)	0.60%		0.57	%(g)
Interest and fee expense	0.04	%(g)(h)	0.05	%(h)	—
Net expenses(f)	0.61	%(g)	0.65%		0.57	%(g)
Waiver/ reimbursement	—		—		—	%(g)(i)
Net investment income(f)	4.57	%(g)	4.62%		4.91	%(g)
Portfolio turnover rate	6	%(d)	5%		4	%(d)
Net assets, end of period (000’s)	$866,265		$889,644		$329,637

(a)	On September 16, 2005, Columbia Tax-Exempt Fund Class Z shares commenced operations.
(b)	Per share data was calculated using the average shares outstanding during the period.
(c)	Total return at net asset value assuming all distributions reinvested.
(d)	Not annualized.
(e)	Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

E-1

(f)	The benefits derived from custody credits had an impact of less than 0.01%.
(g)	Annualized.
(h)	Interest and fee expense relates to the liability for floating-rate notes issued in conjunction with inverse floater securities transactions.
(i)	Rounds to less than 0.01%.

E-2

Appendix F — Comparison of Organizational Documents

Comparison of the Governing Documents of Excelsior Tax-Exempt Funds, Inc. and Columbia Funds Series Trust I

The material differences between the terms of the Articles of Incorporation and Bylaws of Excelsior Tax-Exempt Funds, Inc. (“ETFI”) (of which the Acquired Fund is a series) and the Declaration of Trust and Bylaws of Columbia Funds Series Trust I (“CFST I”) (of which the Acquiring Fund is a series) are highlighted below.

Shareholder voting rights: ETFI’s Articles of Incorporation (the “Articles”) provide that stockholders have the right to vote on any matter submitted to a vote of stockholders. The Bylaws specifically provide that shareholders have the right to elect directors, the ability to remove directors (with or without cause), and the ability to adopt, alter, amend, or repeal the Bylaws by majority vote at any annual or special meeting. The Articles also specify that any amendments to the Articles which change the terms or contract rights of any of its outstanding stock are not valid unless authorized by not less than a majority of the aggregate number of votes entitled to be cast at a meeting. Although not specifically stated in the Articles, ETFI stockholders have the right to vote on all matters required by the 1940 Act. On any matter submitted to a vote, shares are voted in the aggregate and not by class except that: (i) when expressly required by law, or when otherwise permitted by the Board of Directors acting in its sole discretion, shares of capital stock are voted by individual class and (ii) only shares of the respective class or classes affected by a matter are entitled to vote on such matter.

CFST I’s Declaration of Trust (the “Declaration”) provides shareholders with the power to vote on (1) the election of trustees (shareholders may also fix the number of trustees at a shareholder meeting called for that purpose); (2) whether or not a court action, proceeding or claim should be brought or maintained derivatively or as a class action on behalf of CFST I or shareholders; (3) the termination of CFST I or any series or class by the shareholders; and (4) such additional matters relating to CFST I as may be required by applicable law, including the 1940 Act, the Declaration, CFST I’s Bylaws or any registration of CFST I with the SEC (or any successor agency) or any state, or as the trustees may consider necessary or desirable. Shareholders of any particular series or class are not entitled to vote on any matters as to which such series of class is not affected. There is no cumulative voting in the election of trustees.

Shareholder meetings: ETFI’s Bylaws provide that special meetings of the stockholders may be called at any time by the Board of Directors or by the President, and must be called by the President or Secretary at the request in writing of a majority of the Board of Directors or at the request in writing of stockholders entitled to cast at least twenty-five (25) percent of all the votes entitled to be cast at such meeting.

The Declaration provides that only the trustees may call shareholder meetings.

Quorum for shareholder meetings: ETFI’s Bylaws state that a quorum is met when at least a majority of the shares entitled to vote are present.

The Declaration states that a quorum is met when thirty (30) percent of the shares entitled to vote are present.

Required shareholder vote: Except when a larger vote is required by law or the Articles, ETFI’s Bylaws state that a majority of all the votes cast when a quorum is met will decide all matters. When a matter is to be voted on by an individual class or series, then a majority of all the votes cast for that class or series will decide that matter insofar as that class or series is concerned.

The Declaration provides that except when a larger vote is required by law, by CFST I’s Bylaws, or by specific provisions in the Declaration, a majority of shares voted when a quorum is present will decide all matters, except that a plurality elects a trustee. The Declaration also specifies that, where a matter affects the rights of a specific series or class, a majority of the shares of such series or class entitled to vote is required to decide the question.

Notice to shareholders: ETFI’s Bylaws state that notice of shareholder meetings must be sent to shareholders not less than ten (10) days nor more than ninety (90) days prior to the meeting.

The Declaration provides that notice of shareholder meetings must be sent to shareholders at least seven (7) days prior to the meeting. In addition to notice by mail (postage prepaid), the Declaration states that notice can also be provided by facsimile or other electronic transmission. The Declaration also specifies that a written waiver of notice, executed before or after the meeting and filed with the records of the meeting, shall be deemed equivalent to such notice.

Amendment to the Charter: The Articles provide that ETFI can make amendments to the Articles that are authorized by law, including any amendments changing the terms or contract rights of any of its outstanding stock by classification, reclassification or otherwise, but no amendment that changes such terms or contract rights of any of its outstanding stock is valid unless such amendment is authorized by not less than a majority of the aggregate number of the votes entitled to be cast thereon.

The trustees of CFST I can amend the Declaration without shareholder approval. The trustees must provide notice of any non-ministerial amendment to shareholders.

Termination of a fund, series or class: The Articles do not specifically provide for the termination of ETFI, and the corporation is of perpetual duration. However, the Board of Directors may sell and convert the assets of any class of ETFI to money and ETFI may then redeem all of the outstanding shares of such class at the net asset value without shareholder approval unless shareholder approval is required by law.

CFST I and any series or class thereof may be terminated at any time by the trustees by written notice to shareholders or at any time by vote of at least 66-2/3% of the shares entitled to vote. CFST I may be terminated at any time by vote of at least 66-2/3% of the shares of each series entitled to vote and voting separately by series. Any series or class may be terminated at any time by vote of at least 66-2/3% of the shares of that series or class.

Merger, consolidation or conversion: The Articles permit the Board of Directors to sell and convey the assets of a class of ETFI to another investment management company (as defined under the 1940 Act) without shareholder approval unless shareholder approval is required by law. The Articles further permit the Board of Directors to combine the assets belonging to a class with the assets belonging to any one or more other classes without shareholder approval (unless shareholder approval is required by law) if the

Board of Directors reasonably determines that such combination will not have a material adverse effect on the shareholders of any class participating in such combination.

CFST I’s trustees have the power to cause CFST I or any series to be merged or consolidated with another trust or company. The trustees may accomplish such merger or consolidation without the vote of shareholders, unless such shareholder vote is required by law. Trustees are expressly allowed to transfer all or a substantial portion of the assets of CFST I to another trust or company.

Committees: ETFI does not have mandatory committees, but the Board of Directors may appoint from among its members an executive and other committees of the Board of Directors composed of two or more directors. To the extent permitted by law, the Board of Directors may delegate to any such committee or committees any of the powers of the Board of Directors in the management of the business, affairs and property of ETFI.

CFST I does not have any mandatory committees, but the trustees may form committees consisting of one or more trustees to exercise the powers and authority of the trustees to the extent the trustees determine.

Trustee/director removal: ETFI’s Bylaws provide that directors may be removed, with or without cause, at any meeting of the stockholders called for that purpose by a majority vote.

CFST I’s trustees may be removed with or without cause by majority vote of the trustees.

Trustee liability and indemnification: ETFI’s Bylaws state that directors will be indemnified to the full extent permissible under the General Laws of the State of Maryland, the 1933 Act and the 1940 Act, except that such indemnity shall not protect any such person against any liability to ETFI to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Inclusion of the language “to the full extent permissible under the 1940 Act” has the effect of limiting the indemnification of ETFI’s Directors in a manner similar to the corresponding provisions in CFST I’s Declaration of Trust.

CFST I’s trustees are liable to CFST I for willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the trustee’s office. CFST I trustees are specifically exempted from liability for neglect of officers, agents or employees of CFST I. In addition, CFST I trustees that are singled out as experts on particular issues, such as a chair of a committee, are not held to any higher standard than their non-expert counterparts with respect to their duties.

Advancement of expenses incurred in defending directors/trustees: ETFI’s Bylaws provide that directors are entitled to advances from ETFI for payment of the reasonable expenses incurred by them in connection with proceedings to which the director is a party in the manner and to the full extent permissible under the General Laws of the State of Maryland, the 1933 Act and the 1940 Act. Inclusion of the language “to the full extent permissible under the 1940 Act” has the effect of limiting the advancement of expenses in a manner similar to the corresponding provisions in CFST I’s Bylaws.

CFST I’s Bylaws provide that, upon receipt of an undertaking by or on behalf of the trustee or officer to repay amounts ultimately determined to be unauthorized under the Bylaws, CFST I shall advance to eligible trustees and officers expenses incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body in which such persons are or were involved as a party or otherwise or with which such persons are or were threatened, by reason of any alleged act or omission or be reason of being or having been a trustee or officer. Any such expenses include counsel fees but exclude amounts paid in satisfaction of judgments, in compromise or as fines or penalties in the advance of the final disposition of any such action. CFST I shall pay such expenses provided that either (1) such persons have provided appropriate security, (b) CFST I shall be insured against losses arising from any such advance payments or (c) either a majority of the disinterested trustees acting on the matter or independent legal counsel in a written opinion have determines that there is reason to believes such persons will be found entitled to indemnification under CFST I’s Bylaws.

Shareholder liability: ETFI shareholders are ordinarily insulated from liability for the debts of ETFI absent fraud or clear disregard for the corporate structure.

All persons extending credit to, contracting with or having any claim against CFST I or any series or class must look only to the assets of CFST I or the series or class, as applicable, for payment under such credit, contract or claim, and shareholders, whether past, present or future, are not personally liable therefore. If any shareholder or former shareholder is held personally liable solely by reason of his or her being or having been a shareholder of CFST I or of a particular series or class, and not because of his or her acts or omissions or for some other reason, the shareholder or former shareholder shall be entitled out of the assets of the series (or attributable to the class) of which he or she is a shareholder or former shareholder to be held harmless from and indemnified against all loss and expense arising from such liability.

Stock certificates: ETFI’s Bylaws state that stockholders are entitled upon written request to a stock certificate or certificates, representing and certifying the number and kind of full shares held by the stockholder.

CFST I generally does not issue share certificates.

Authorized shares: The Board of Directors of ETFI must authorize shares of ETFI before such shares may be issued, and such shares have a par value of $0.001 per share.

CFST I has an unlimited number of authorized shares, without par value.

Involuntary redemptions of accounts: The Articles provide that the ETFI, to the extent permitted by applicable law, has the right at any time to redeem the shares owned by any stockholder if the value of such shares in the shareholder’s account is less than five hundred dollars ($500), provided that each stockholder shall be notified that his account is less than $500 and allowed sixty (60) days to make additional purchases of shares before such redemption.

The Declaration provides that CSFT I may redeem shares of any shareholder (i) if the shareholder owns shares of any series or class with an aggregate net asset value of les than an amount determined by the trustees from time to time , or (ii) to the extent the shareholder owns shares equal to or in excess of a percentage determined from time to time by the trustees of the outstanding shares of CFST I or any series or class thereof.

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EXC-51/149034-0208

Filed pursuant to Rule 497(b).

File no. 333-148106.

INTERNATIONAL FUND

INTERNATIONAL EQUITY FUND

One Financial Center, Boston, Massachusetts 02111-2621

Dear Shareholder:

I am writing to ask for your vote on the proposed merger of International Fund (“International Fund”), a series of Excelsior Funds, Inc., or International Equity Fund (together with International Fund, each an “Acquired Fund”), a series of Excelsior Funds Trust, as applicable, into Columbia International Growth Fund (the “Acquiring Fund”), a newly formed series of Columbia Funds Series Trust I, at a special meeting of shareholders of each Acquired Fund to be held on March 14, 2008.

The proposed mergers are two of several mergers recommended by Columbia Management Group, LLC (“CMG”) following the recent acquisition by Bank of America Corporation (“Bank of America”) of U.S. Trust Corporation (“U.S. Trust”). The acquisition included all of U.S. Trust’s subsidiaries, including the investment advisor to each Acquired Fund. Bank of America is the ultimate parent of Columbia Management Advisors, LLC (“Columbia Management”), the investment advisor to the Acquiring Fund. Shareholders of the Excelsior Funds previously approved new investment advisory agreements that became effective upon completion of the acquisition. CMG’s overall goal in proposing these fund mergers is twofold. First, by merging Excelsior Funds into Columbia Funds with generally similar investment strategies, the combined investment portfolios will be larger, which tends to lead to greater efficiency. Second, by streamlining the product offering of the fund complex, management, distribution and other resources will be more effectively concentrated on a more focused group of portfolios. The merger of each Acquired Fund into the Acquiring Fund will enable shareholders of each Acquired Fund to invest in a larger, potentially more efficient investment portfolio while continuing to pursue a similar investment strategy.

Should the merger of your Acquired Fund be approved and other conditions to the merger be satisfied, your current investment will be exchanged for an equal investment (that is, dollar value) in the Acquiring Fund. Shareholders of each Acquired Fund will receive Class Z shares of the Acquiring Fund. The exchange is expected to be tax-free for federal income tax purposes. More information on the specific details of and reasons for each merger is contained in the enclosed combined Prospectus/Proxy Statement. Please read it carefully.

THE TRUSTEES/DIRECTORS OF YOUR ACQUIRED FUND UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR THE MERGER OF YOUR ACQUIRED FUND.

YOUR VOTE IS IMPORTANT. YOU CAN VOTE BY COMPLETING THE ENCLOSED PROXY CARD. A SELF-ADDRESSED POSTAGE-PAID ENVELOPE HAS BEEN ENCLOSED FOR YOUR CONVENIENCE.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

Christopher L. Wilson

President and Principal Executive Officer

Excelsior Funds, Inc.

Excelsior Funds Trust

February 8, 2008

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD

March 14, 2008

INTERNATIONAL FUND

A Series of Excelsior Funds, Inc.

One Financial Center

Boston, Massachusetts 02111-2621

1-800-708-7953

February 8, 2008

To the Shareholders of International Fund:

NOTICE IS HEREBY GIVEN that a special meeting of the shareholders of International Fund, a series of Excelsior Funds, Inc., will be held at 2:00 p.m. Eastern time on March 14, 2008, at One Financial Center, Boston, Massachusetts 02111-2621, for the following purposes:

1.	To approve an Agreement and Plan of Reorganization providing for (i) the sale of all of the assets of International Fund to, and the assumption of all of the liabilities of International Fund by, Columbia International Growth Fund, a newly-formed series of Columbia Funds Series Trust I (the “Acquiring Fund”), in exchange for shares of the Acquiring Fund, and (ii) the distribution of such shares to the shareholders of International Fund in complete liquidation of International Fund.

2.	To consider and act upon such other matters as may properly come before the meeting or any adjourned session of the meeting.

Shareholders of record of International Fund at the close of business on December 21, 2007 are entitled to notice of and to vote at the meeting and any adjourned session of the meeting.

By Order of the Board of Directors,

James R. Bordewick, Jr.,

Secretary

Excelsior Funds, Inc.

NOTICE:	YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE SEE THE ENCLOSED PROSPECTUS/PROXY STATEMENT AND OTHER MATERIALS FOR INSTRUCTIONS ON HOW TO VOTE EASILY AND QUICKLY.

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD

March 14, 2008

INTERNATIONAL EQUITY FUND

A Series of Excelsior Funds Trust

One Financial Center

Boston, Massachusetts 02111-2621

1-800-708-7953

February 8, 2008

To the shareholders of International Equity Fund:

NOTICE IS HEREBY GIVEN that a special meeting of the shareholders of International Equity Fund, a series of Excelsior Funds Trust, will be held at 2:00 p.m. Eastern time on March 14, 2008, at One Financial Center, Boston, Massachusetts 02111-2621, for the following purposes:

1.	To approve an Agreement and Plan of Reorganization providing for (i) the sale of all of the assets of International Equity Fund to, and the assumption of all of the liabilities of International Equity Fund by, Columbia International Growth Fund, a newly-formed series of Columbia Funds Series Trust I (the “Acquiring Fund”), in exchange for shares of the Acquiring Fund, and (ii) the distribution of such shares to the shareholders of International Equity Fund in complete liquidation of International Equity Fund.

2.	To consider and act upon such other matters as may properly come before the meeting or any adjourned session of the meeting.

Shareholders of record of International Equity Fund at the close of business on December 21, 2007 are entitled to notice of and to vote at the meeting and any adjourned session of the meeting.

By Order of the Board of Trustees,

James R. Bordewick, Jr.,

Secretary

Excelsior Funds Trust

NOTICE:	YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE SEE THE ENCLOSED PROSPECTUS/PROXY STATEMENT AND OTHER MATERIALS FOR INSTRUCTIONS ON HOW TO VOTE EASILY AND QUICKLY.

PROSPECTUS/PROXY STATEMENT

January 16, 2008

Acquisition of the Assets and Liabilities of

INTERNATIONAL FUND

c/o Excelsior Funds, Inc.

One Financial Center

Boston, Massachusetts 02111-2621

1-800-708-7953

and

INTERNATIONAL EQUITY FUND

c/o Excelsior Funds Trust

One Financial Center

Boston, Massachusetts 02111-2621

1-800-708-7953

by and in Exchange for Shares of

COLUMBIA INTERNATIONAL GROWTH FUND

c/o Columbia Funds Series Trust I

One Financial Center

Boston, Massachusetts 02111-2621

1-800-708-7953

The prospectus/proxy statement (the “Prospectus/Proxy Statement”) and the enclosed proxy cards (the “Proxy Cards”) are expected to be mailed to shareholders beginning on or about February 8, 2008.

The Prospectus/Proxy Statement contains information shareholders should know before voting on the following proposals:

Proposal:	To be voted on by shareholders of:
Approval of the Agreement and Plan of Reorganization (the “Agreement and Plan of Reorganization”) with respect to the proposed acquisition of International Fund, a series of Excelsior Funds, Inc. (the “Excelsior Corporation”) and International Equity Fund (together with International Fund, the “Acquired Funds”), a series of Excelsior Trust (the “Excelsior Trust” and, together with the Excelsior Corporation, the “Excelsior Companies”) by Columbia International Growth Fund (the “Acquiring Fund”), a series of Columbia Funds Series Trust I (the “Columbia Trust”).	International Fund International Equity Fund

The proposal will be considered by shareholders of the Acquired Funds at a special joint meeting of shareholders of the Acquired Funds (the “Meeting”) that will be held at One Financial Center, Boston, Massachusetts 02111-2621. Although the Agreement and Plan of Reorganization contemplates transactions in which an Acquired Fund transfers all of its assets and liabilities to the Acquiring Fund in exchange for shares of the Acquiring Fund, the Prospectus/Proxy Statement refers to each such transaction as a “Merger.” The Acquired Funds and the Acquiring Fund are referred to herein collectively as the “Funds” (or individually as a “Fund”). The Funds are series of separate registered open-end management investment companies. Please read the Prospectus/Proxy Statement and keep it for future reference.

The Acquiring Fund is managed by Columbia Management Advisors, LLC (“Columbia Management”), an affiliate of United States Trust Company, National Association (“USTNA”) (through its separate identifiable division, U.S. Trust New York Asset Management Division (“USTNY”)), the investment advisor of the Acquired Funds. Bank of America Corporation, the ultimate parent of Columbia Management, acquired U.S. Trust Corporation, the ultimate parent of USTNA, on July 1, 2007. Prior to that acquisition, Columbia Management and USTNA were not affiliates of each other.

Effective on or about February 15, 2008, each investment advisory contract pursuant to which USTNY provides investment advisory services to the Acquired Funds will be assigned to UST Advisers, Inc. (“UST Advisers”). Both USTNY and UST Advisers are wholly-owned subsidiaries of Bank of America Corporation. The Board of Trustees of the Excelsior Trust and the Board of Directors of the Excelsior Corporation approved the transfer at a meeting held on December 12, 2007, in anticipation of the merger of USTNA into Bank of America, N.A., which is scheduled to take place on February 22, 2008. This transfer will not change (i) the way in which an Acquired Fund is managed, including the level of services provided, (ii) the team of investment professionals providing services to an Acquired Fund, or (iii) the management fees an Acquired Fund pays.

Although the Board of Directors of the Excelsior Corporation (the “Board of Directors”) and the Board of Trustees of the Excelsior Trust (the “Board of Trustees” and, together with the Board of Directors, the “Boards”) are proposing that each Acquired Fund merge with the Acquiring Fund, the merger of one Acquired Fund is not contingent upon the merger of the other Acquired Fund. Accordingly, if shareholders of one Acquired Fund approve its merger, but shareholders of the other Acquired Fund do not approve the merger of their Acquired Fund, the Acquired Fund whose shareholders approved the merger will be merged into the Acquiring Fund in accordance with the

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Agreement and Plan of Reorganization and the Board of Directors or the Board of Trustees, as applicable, will consider what action to take regarding the Acquired Fund that did not approve the merger.

The Acquiring Fund seeks total return on its assets through capital appreciation. Under normal circumstances, the Acquiring Fund invests at least 65% of its assets in equity securities of larger, more established companies located in developed foreign markets, which include most nations in western Europe and the more developed nations in the Pacific Basin and Latin America.

If the Agreement and Plan of Reorganization is approved by the shareholders of an Acquired Fund and its Merger is consummated, such Acquired Fund will transfer all of the assets and liabilities attributable its shares to the Acquiring Fund in exchange for Class Z shares of the Acquiring Fund with the same aggregate net asset value as the net value of the assets and liabilities transferred. After that exchange, shares received by such Acquired Fund will be distributed pro rata to its shareholders, and such shareholders will become shareholders of the Acquiring Fund.

The following documents have been filed with the Securities and Exchange Commission (the “SEC”) and are incorporated into the Prospectus/Proxy Statement by reference:

•	The Statement of Additional Information of the Acquiring Fund dated January 16, 2008, relating to the Prospectus/Proxy Statement.

•	The Prospectus of International Fund dated July 1, 2007, as supplemented to date.

•	The Prospectus of International Equity Fund dated July 1, 2007, as supplemented to date.

•	The Statement of Additional Information of International Fund dated July 1, 2007, as supplemented to date.

•	The Statement of Additional Information of International Equity Fund dated July 1, 2007, as supplemented to date.

•

The Report of Independent Registered Public Accounting Firm and the audited financial statements included in the Annual Report to Shareholders of International Fund dated March 31, 2007, and the unaudited financial statements included in the Semiannual Report to Shareholders of International Fund dated September 30, 2007.

•

The Report of Independent Registered Public Accounting Firm and the audited financial statements included in the Annual Report to Shareholders of International Equity Fund dated March 31, 2007, and the unaudited financial statements included in the Semiannual Report to Shareholders of International Equity Fund dated September 30, 2007.

The Acquired Funds previously have sent their most recent annual reports and semiannual reports to their shareholders. For a free copy of an Acquired Fund’s most recent reports or any of the documents listed above, call 1-800-708-7953, or write to the applicable Acquired Fund at the address listed on the cover of the Prospectus/Proxy Statement. Shareholders also may obtain many of these documents by accessing the Acquired Funds’ Internet site at www.columbiafunds.com. Text-only versions of the Acquired Funds’ documents can be viewed online or downloaded, without charge, from the EDGAR database on the SEC’s Internet site at www.sec.gov. Shareholders can review and copy

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information about the Funds by visiting the Public Reference Room, Office of Consumer Affairs and Information Services, U.S. Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-2521. Shareholders can obtain copies, upon payment of a duplicating fee, by sending an e-mail request to publicinfo@sec.gov or by writing the Public Reference Room at the address above. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-5850.

The SEC has not approved or disapproved these securities or determined if the Prospectus/Proxy Statement is truthful or complete. Any representation to the contrary is a criminal offense.

An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

I.    QUESTIONS AND ANSWERS REGARDING APPROVAL OF THE MERGERS

The following questions and answers provide an overview of key features of the Mergers and of the information contained in the Prospectus/Proxy Statement. Please review the Prospectus/Proxy Statement prior to executing a proxy or casting a vote. For answers to questions about a Merger, please call 1-800-708-7953.

1.	What Mergers are being proposed?

The Board of Directors (the “Board of Directors”) of International Fund, a series of Excelsior Funds, Inc. (the “Excelsior Corporation”), is recommending that shareholders of International Fund approve the merger of International Fund into Columbia International Growth Fund (the “Acquiring Fund”), a series of Columbia Funds Series Trust I (the “Columbia Trust”). The Board of Trustees (the “Board of Trustees” and, together with the Board of Directors, the “Boards” and each a “Board”) of International Equity Fund (together with International Fund, the “Acquired Funds” and each an “Acquired Fund”), a series of Excelsior Funds Trust (the “Excelsior Trust” and, together with the Excelsior Corporation, the “Excelsior Companies”), is recommending that shareholders of International Equity Fund approve the merger of International Equity Fund into the Acquiring Fund. This means that each Acquired Fund would transfer all of its assets and liabilities to the Acquiring Fund in exchange for shares of the Acquiring Fund. If the Merger relating to an Acquired Fund is approved and completed, shareholders of such Acquired Fund will receive Class Z shares of the Acquiring Fund with a dollar value equal to the dollar value of their Acquired Fund shares on the business day prior to the closing of the Merger. The Mergers currently are scheduled to take place at the end of the first quarter of 2008.

2.	Why are the Mergers being proposed?

Each Board recommends approval of the applicable Merger because each Merger offers shareholders of the applicable Acquired Fund the opportunity to invest in a larger combined portfolio that has similar (in the case of International Equity Fund) or identical (in the case of International Fund) investment objectives and principal investment strategies. In reviewing the Mergers, the Board of Directors also considered that, based on estimated operating expense ratios, International Fund shareholders, after its Merger, are expected to experience a total operating expense ratio that is lower than the current total and net operating expense ratios of International Fund, and the Board of Trustees also considered that, based on estimated operating expense ratios, International Equity Fund shareholders, after its Merger, are expected to experience either (i) a total operating expense ratio that

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is higher than the current net operating expense ratio of International Equity Fund (assuming both Mergers are consummated) or (ii) total and net operating expense ratios that are the same as the current total and net operating expense ratios of International Equity Fund. It is currently anticipated that if the Merger of International Equity Fund is not approved by shareholders, International Equity Fund may be liquidated.

Please review “Reasons for the Merger and Directors’/Trustees’ Considerations” in Section II of the Prospectus/Proxy Statement for more information regarding the factors considered by each Board.

3.	How do the fees and the operating expense ratios of the Funds compare, and what are they estimated to be following the Mergers?

The tables below allow a shareholder to compare the fees and the operating expense ratios of each Acquired Fund and to analyze the estimated operating expenses that Columbia Management Advisors, LLC (“Columbia Management”) expects the Acquiring Fund to bear in the first year following the Mergers. The Annual Fund Operating Expenses set forth in the table below are paid by each Fund. They include management fees, distribution and service fees (if applicable) and administrative costs, including pricing and custody services.

The Annual Fund Operating Expenses shown in the table below represent expenses for each Acquired Fund’s most recent fiscal year (ended March 31, 2007) and those projected for the Acquiring Fund on a pro forma combined basis after giving effect to one, the other or both of the proposed Mergers and are based on pro forma combined net assets as of November 30, 2007.

Based on the operating expense ratios shown below, (i) if only the International Fund Merger is consummated, the total operating expense ratio of Class Z shares of the Acquiring Fund following the Merger is expected to be lower than the total and net operating expense ratios of International Fund, (ii) if only the International Equity Fund Merger is consummated, the total and net operating expense rations of Class Z shares of the Acquiring Fund following the Merger are expected to be the same as the total and net operating expense ratios of International Equity Fund, and (iii) if bother Mergers are consummated, the total operating expense ratio of Class Z shares following the Merger is expected to be lower than the total and net operating expense ratios of International Fund, higher than the net operating expense ratio of International Equity Fund and lower than the total operating expense ratio of International Equity Fund.

Shareholder Fees

(paid directly from shareholder’s investment)

	International Fund (Acquired Fund)		International Equity Fund (Acquired Fund)		Pro Forma Columbia International Growth Fund (Acquiring Fund)
	Shares Class		Institutional Shares Class		Class Z
Redemption fee (%) (as a percentage of the amount redeemed, if applicable)	2.00	(1)	2.00	(1)	2.00	(1)

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Annual Fund Operating Expenses (as a % of average daily assets)

(deducted directly from Fund assets)

	International Fund (Acquired Fund)		International Equity Fund (Acquired Fund)		Pro Forma Columbia International Growth Fund (Acquiring Fund)
					(assuming both Mergers are consummated)		(assuming only the Merger of International Fund is consummated)		(assuming only the Merger of International Equity Fund is consummated)
	Shares Class		Institutional Shares Class		Class Z
Management Fee (%)	1.20	(2)(3)	1.20	(2)(3)	1.20	(4)	1.20	(4)	1.20	(4)
Distribution and Service Fees (%)	—		—		—		—		—
Other Expenses (%)	0.36		0.22		0.16		0.21		0.22

Total Annual Fund Operating Expenses (%)	1.56		1.42		1.36	(5)	1.41	(6)	1.42
Less Fee Waivers/Expense Reimbursements (%)	(0.06	)(7)	(0.32	)(8)					(0.32	)(9)

Net Annual Fund Operating Expenses (%)	1.50		1.10						1.10

(1)	This redemption fee is charged on shares redeemed or exchanged within 60 days of the date of purchase.
(2)	Each Acquired Fund pays an investment advisory fee of 1.00% and an administration fee of 0.20%. Columbia Management receives an administration fee, computed daily and paid monthly, based on the combined aggregate average daily net assets of the Acquired Funds, Emerging Markets Fund and Pacific/Asia Fund.
(3)	Columbia Management has voluntarily agreed to waive 0.05% of the administration fee. If this waiver were reflected in the table, “Management Fee” would be 1.15% and “Total Annual Fund Operating Expenses” would be 1.51% and 1.37% for Shares Class and Institutional Shares Class shares, respectively. Columbia Management, at its discretion, may revise or discontinue this arrangement at any time.
(4)	The Acquiring Fund pays an investment advisory fee of 1.00% and an administration fee of 0.20%.
(5)	Columbia Management has contractually agreed to waive fees and/or to reimburse expenses so that total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes, and extraordinary expenses, but inclusive of custodial charges related to overdrafts) do not exceed 1.50% of average daily net assets. This arrangement will remain in effect until at least July 31, 2009.
(6)	Columbia Management has contractually agreed to waive fees and/or to reimburse expenses so that total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes, and extraordinary expenses, but inclusive of custodial charges related to overdrafts), after giving effect to any balance credits from the Acquiring Fund’s custodian, do not exceed 1.50% of average daily net assets. Columbia Management has agreed to keep this arrangement in place until July 31, 2009.
(7)	The expense information in the table reflects contractual fee waivers currently in effect. USTNY has contractually agreed to waive fees or reimburse expenses in order to keep net annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) from exceeding 1.50%. The waiver agreement may not be terminated before July 31, 2008. In addition, this agreement will renew automatically for an additional 12-month term unless USTNY terminates the agreement by providing written notice to International Fund prior to the expiration of the current term.

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(8)	The expense information in the table reflects contractual fee waivers currently in effect. USTNY has contractually agreed to waive fees or reimburse expenses in order to keep net annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) from exceeding 1.10%. The waiver agreement may not be terminated before July 31, 2008. In addition, this agreement will renew automatically for an additional 12 month term unless USTNY terminates the agreement by providing written notice to International Equity Fund prior to the expiration of the current term.
(9)	Columbia Management has contractually agreed to waive fees and/or to reimburse expenses so that total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes, and extraordinary expenses, but inclusive of custodial charges related to overdrafts), after giving effect to any balance credits from the Acquiring Fund’s custodian, do not exceed 1.10% of average daily net assets. Columbia Management has agreed to keep this arrangement in place until at least July 31, 2009.

Example Expenses

Example Expenses help shareholders compare the cost of investing in an Acquired Fund currently with the cost of investing in the Acquiring Fund on a pro forma combined basis and also allow shareholders to compare these costs with the cost of investing in other mutual funds. The table takes into account any contractual expense reduction arrangements described in the footnotes to the Annual Fund Operating Expenses table for the periods indicated in such table. The Example Expenses use the following hypothetical conditions:

•	$10,000 initial investment.

•	5% total return for each year.

•	Each Fund’s operating expenses remain the same.

•	Reinvestment of all dividends and distributions.

Example Expenses

(actual costs may be higher or lower)

	1 Year	3 Years	5 Years	10 Years
International Fund (Acquired Fund)
Shares Class:	$153	$487	$844	$1,851
International Equity Fund (Acquired Fund)
Institutional Shares Class:	$112	$418	$746	$1,674
Columbia International Growth Fund (Acquiring Fund) (pro forma combined, assuming both Mergers are consummated)
Class Z:	$138	$429	$742	$1,630
Columbia International Growth Fund (Acquiring Fund) (pro forma combined, assuming only the Merger of International Fund is consummated)
Class Z:	$143	$445	$769	$1,686
Columbia International Growth Fund (Acquiring Fund) (pro forma combined, assuming only the Merger of International Equity Fund is consummated)
Class Z:	$112	$417	$744	$1,670

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The projected post-Merger pro forma combined Annual Fund Operating Expenses and Example Expenses presented above are based on numerous material assumptions, including (1) that the current contractual agreements will remain in place and (2) that certain fixed costs involved in operating the Acquired Funds will be eliminated. Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses or expense savings will be achieved because expenses depend on a variety of factors, including the future level of Acquiring Fund assets, many of which are beyond the control of the Acquiring Fund or Columbia Management.

Hypothetical Investment and Expense Information

Please see Appendix D for supplemental hypothetical investment expense information that provides additional information in a different format from the preceding Annual Fund Operating Expenses and Example Expenses tables about the effect of the pro forma expenses of the Acquiring Fund, including investment advisory fees and other Acquiring Fund costs, on the Acquiring Fund’s returns over a 10-year period.

4.	How do the investment objectives, principal investment strategies and investment policies of the Funds compare?

International Equity Fund and the Acquiring Fund have similar investment objectives and principal investment strategies. International Equity Fund seeks to provide long-term capital appreciation through investment in a diversified portfolio of marketable foreign securities, while the Acquiring Fund seeks total return on its assets through capital appreciation. Under normal circumstances, the Acquiring Fund invests at least 65% of its assets in equity securities of larger, more established companies located in developed foreign markets, which include most nations in western Europe and the more developed nations in the Pacific Basin and Latin America. Under normal circumstances, International Equity Fund invests at least 80% of its net assets in equity securities of issuers located outside the United States. The Acquiring Fund may invest up to 35% of its assets in foreign debt securities, while International Equity Fund has no similar strategy (and would in any event be limited to 20% by virtue of its principal investment strategies).

International Fund and the Acquiring Fund have identical investment objectives and principal investment strategies.

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The table below shows the investment objectives and principal investment strategies of each Fund.

	International Equity Fund (Acquired Fund)	International Fund (Acquired Fund) and Columbia International Growth Fund (Acquiring Fund)
Investment Objective	International Equity Fund seeks to provide long-term capital appreciation through investment in a diversified portfolio of marketable foreign securities. This is non-fundamental.	The Fund seeks total return on its assets through capital appreciation.

Principal Investment Strategies

Under normal circumstances, International Equity Fund invests at least 80% of its net assets in equity securities of issuers located outside the United States. For purposes of this test only, net assets includes borrowings for investment purposes. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy. International Equity Fund invests primarily in equity securities of larger, more established companies located in developed foreign markets, which include most nations in western Europe and the more developed nations in the Pacific Basin and Latin America. International Equity Fund may also invest in less developed countries and regions to capitalize on opportunities in emerging markets. Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. International Equity Fund’s investments in both developed and lesser developed countries and regions may include small and medium capitalization companies. USTNY generally does not attempt to hedge the effects of currency value fluctuations on International Equity Fund’s investments on an on-going basis.

USTNY selects investments for the International Equity Fund by applying a bottom-up investment approach

Under normal circumstances, the Fund invests at least 65% of its assets in equity securities of larger, more established companies located in developed foreign markets, which include most nations in western Europe and the more developed nations in the Pacific Basin and Latin America. The Fund may also invest in less developed countries and regions to capitalize on opportunities in emerging markets. The Fund’s investments in both developed and lesser developed countries and regions may include small and medium capitalization companies. The Fund’s investment advisor generally does not attempt to hedge the effects of currency value fluctuations on the Fund’s investments on an on-going basis. The Fund may invest up to 35% of its assets in foreign debt securities.

The Fund’s investment advisor selects investments for the Fund by applying a bottom-up investment approach designed to identify companies that the investment advisor expects to experience sustainable earnings growth and to benefit from global or regional economic trends and/or promising technologies or products and whose value is not recognized in the prices of their securities. The investment advisor continuously analyzes companies in a

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International Equity Fund (Acquired Fund)	International Fund (Acquired Fund) and Columbia International Growth Fund (Acquiring Fund)

designed to identify companies that USTNY expects to experience sustainable earnings growth and to benefit from global economic trends and/or promising technologies or products and whose value is not recognized in the prices of their securities. USTNY continuously analyzes companies in a broad range of foreign markets, giving particular emphasis to each company’s scope of operations and economic ties to one or more specific countries. While International Equity Fund generally invests in companies in a variety of countries, industries and sectors, USTNY does not attempt to invest a specific percentage of International Equity Fund’s assets in a given country, region or industry.

For cash management purposes, International Equity Fund may invest up to 20% of its assets on a continuous basis in cash or short-term instruments such as commercial paper, bank obligations, U.S. government and agency securities maturing within one year, notes and other investment-grade debt securities of various maturities, and repurchase agreements collateralized by these securities.

broad range of foreign markets, giving particular emphasis to each company’s scope of operations and economic ties to one or more specific countries. While the Fund generally invests in securities of companies in a variety of countries, industries and sectors, the investment advisor does not attempt to invest a specific percentage of the Fund’s assets in a given country, region or industry, nor does it invest particularly for growth or value. The Fund will make investments in companies located in emerging markets only where the investment advisor believes that such companies’ growth/appreciation potential transcends their location or operations in emerging market countries.

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The Funds’ fundamental investment policies are similar. For purposes of this discussion, a “fundamental” investment policy is one that may not be changed without a shareholder vote. The Funds’ fundamental investment policies are set forth below:

As a matter of fundamental policy, International Fund may not:	As a matter of fundamental policy, International Equity Fund may not:	As a matter of fundamental policy, the Acquiring Fund may not:
Make loans, except that (i) International Fund may purchase or hold debt securities in accordance with its investment objective and policies, and may enter into repurchase agreements with respect to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and (ii) International Fund may lend portfolio securities in an amount not exceeding 30% of its total assets.	loans to other persons except (a) through the lending of International Equity Fund’s portfolio securities and provided that any such loans not exceed 30% of International Equity Fund’s total assets (taken at market value), (b) through the use of repurchase agreements or the purchase of short-term obligations, or (c) by purchasing debt securities of types distributed publicly or privately.	Make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Purchase any securities which would cause more than 25% of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, providing that (a) there is no limitation with respect to securities issued or guaranteed by the U.S. government or domestic bank obligations and (b) neither all finance companies, as a group, nor all utility companies, as a group, are considered a single industry for purposes of this policy.	Invest 25% or more of its assets in any one industry (excluding U.S. government securities).	Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States or any of their agencies, instrumentalities or political subdivisions; and (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

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As a matter of fundamental policy, International Fund may not:	As a matter of fundamental policy, International Equity Fund may not:	As a matter of fundamental policy, the Acquiring Fund may not:

Act as an underwriter of securities within the meaning of the Securities Act of 1933, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities.	Underwrite securities issued by other persons except insofar as the Excelsior Trust or International Equity Fund may technically be deemed an underwriter under the 1933 Act in selling a portfolio security.	Underwrite any issue of securities issued by other persons within the meaning of the 1933 Act except when it might be deemed to be an underwriter either: (i) in connection with the disposition of a portfolio security; or (ii) in connection with the purchase of securities directly from the issuer thereof in accordance with the Acquiring Fund’s investment objective. This restriction shall not limit the Acquiring Fund’s ability to invest in securities issued by other registered investment companies.

Purchase or sell real estate, except that International Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate. The prohibition of purchases of real estate includes acquisition of limited partnership interests in partnerships formed with a view toward investing in real estate, but does not prohibit purchases of shares in real estate investment trusts.	Purchase or sell real estate (including limited partnership interests in partnerships substantially all of whose assets consist of real estate but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (the Excelsior Trust may hold and sell, for International Equity Fund’s portfolio, real estate acquired as a result of International Equity Fund’s ownership of securities).	Purchase or sell real estate, except each Fund may: (i) purchase securities of issuers which deal or invest in real estate, (ii) purchase securities which are secured by real estate or interests in real estate and (iii) hold and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of securities which are secured by real estate or interests therein.

Purchase securities of any one issuer, other than U.S. government obligations, if immediately after such purchase more than 5% of the value of its	As a diversified portfolio, 75% of the assets of International Equity Fund are represented by cash and cash items (including receivables),	Purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result,

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As a matter of fundamental policy, International Fund may not:	As a matter of fundamental policy, International Equity Fund may not:	As a matter of fundamental policy, the Acquiring Fund may not:

total assets would be invested in the securities of such issuer, except that up to 25% of the value of its total assets may be invested without regard to this 5% limitation.

Invest in the securities of any single issuer if, as a result, International Fund holds more than 10% of the outstanding voting securities of such issuer.

	government securities, securities of other investment companies, and other securities which for purposes of this calculation are subject to the following fundamental limitations: (a) International Equity Fund may not invest more than 5% of its total assets in the securities of any one issuer, and (b) International Equity Fund may not own more than 10% of the outstanding voting securities of any one issuer. In addition, International Equity Fund may not invest 25% or more of its assets in the securities of issuers in any one industry. For purposes of these policies and limitations, International Equity Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus and undivided profits in excess of $100,000,000 at the time of investment to be “cash items.”	more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (i) up to 25% of its total assets may be invested without regard to these limitations and (ii) the Fund’s assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, and any applicable exemptive relief.

Borrow money, except from banks for temporary purposes, and then in amounts not in excess of 10% of the value of its total assets at the time of such borrowing or by entering into reverse repurchase agreements or by engaging in other investment techniques constituting leverage as permitted by SEC rules; or mortgage, pledge, or	Borrow money, except from banks, or mortgage or hypothecate assets of International Equity Fund, except that in an amount not to exceed 1/3 of the current value of International Equity Fund’s assets (including such borrowing) less liabilities (not including such borrowing) or by entering into reverse repurchase agreements or by	Borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

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As a matter of fundamental policy, International Fund may not:	As a matter of fundamental policy, International Equity Fund may not:	As a matter of fundamental policy, the Acquiring Fund may not:

hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed and 10% of the value of its total assets at the time of such borrowing. (This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate abnormally heavy redemption requests and is not for leverage purposes.) International Fund will not purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding. Optioned stock held in escrow is not deemed to be a pledge. Asset coverage of at least 300% (as defined in the 1940 Act), inclusive of any amounts borrowed, must be maintained at all times.	engaging in other investment techniques constituting leverage as permitted by SEC rules. International Equity Fund may pledge, mortgage or hypothecate its assets to secure such borrowings, reverse repurchase agreements, or when-issued securities, provided that collateral arrangements with respect to options and futures, including deposits of initial margin and variation margin, are not considered a pledge of assets for purposes of this restriction, and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute. International Equity Fund will not purchase securities while borrowings exceed 5% of its total asset. Asset coverage of at least 300% (as defined in the 1940 Act), inclusive of any amounts borrowed, must be maintained at all times.

Knowingly invest more than 10% of the value of its total assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, restricted securities, and other securities for which market quotations are not readily available.	No similar fundamental investment policy, though International Equity Fund has adopted a non-fundamental investment policy governing its investments in illiquid securities (securities that cannot be sold within seven days at approximately the price at which they are valued).	No similar fundamental investment policy, though the Acquiring Fund is subject to generally applicable legal restrictions on the extent to which it may invest in illiquid securities (securities that cannot be sold within seven days at approximately the price at which they are valued).

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As a matter of fundamental policy, International Fund may not:	As a matter of fundamental policy, International Equity Fund may not:	As a matter of fundamental policy, the Acquiring Fund may not:

Purchase or sell commodities futures contracts or invest in oil, gas, or other mineral exploration or development programs; provided, however, that (i) this shall not prohibit International Fund from purchasing publicly traded securities of companies engaging in whole or in part in such activities; and (ii) International Fund may enter into forward currency contracts, futures contracts and related options and may invest up to 5% of its total assets in gold bullion.	Purchase or sell real estate (including limited partnership interests in partnerships substantially all of whose assets consist of real estate but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (the Excelsior Trust may hold and sell, for International Equity Fund’s portfolio, real estate acquired as a result of International Equity Fund’s ownership of securities).	Purchase or sell commodities, except that the Acquiring Fund may, to the extent consistent with its investment objective: (i) invest in securities of companies that purchase or sell commodities or which invest in such programs, (ii) purchase and sell options, forward contracts, futures contracts, and options on futures contracts and (iii) enter into swap contracts and other financial transactions relating to commodities. This limitation does not apply to foreign currency transactions, including, without limitation forward currency contracts.

Issue any senior securities, except insofar as any borrowing in accordance with International Fund’s investment limitation contained in the Prospectus might be considered to be the issuance of a senior security.	Issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction.	Borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

In addition to the fundamental investment policies set forth above, International Fund has the following fundamental investment policies for which the other Funds have no similar fundamental investment policy. As a matter of fundamental investment policy, International Fund may not:

•	Purchase securities on margin, make short sales of securities, or maintain a short position.

•	Invest in companies for the purpose of exercising management or control.

•

Acquire any other investment company or investment company security, except in connection with a merger, consolidation, reorganization, or acquisition of assets or where otherwise permitted by the 1940 Act.

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•

Invest in or sell put options, call options, straddles, spreads, or any combination thereof; provided, however, that the Fund may write covered call options with respect to its portfolio securities that are traded on a national securities exchange or on foreign exchanges and may enter into closing purchase transactions with respect to such options if, at the time of the writing of such option, the aggregate value of the securities subject to the options written by the Fund does not exceed 25% of the value of its total assets; and provided that the Fund may enter into forward currency contracts in accordance with its investment objective and policies.

•	Invest more than 5% of its total assets in securities issued by companies which, together with any predecessor, have been in continuous operation for fewer than three years.

The Acquiring Fund and International Fund are subject to the following non-fundamental investment policies (policies that may be changed without a shareholder vote). The Acquiring Fund and International Fund:

•

Will limit their investments in warrants so that, valued at the lower of cost or market value, they do not exceed 5% of the Funds’ net assets. For the purpose of this limitation, warrants acquired by the Funds in units or attached to securities will be deemed to be without value. The Funds also intend to refrain from entering into arbitrage transactions;

•	Will not invest more than 25% of the value of their total assets in domestic bank obligations;

•	Will limit their investments in illiquid securities to 10% of their net (rather than total) assets, notwithstanding the fundamental investment policy above; and

•	May not purchase or sell commodities except as provided in the fundamental investment policy above.

For a complete list of each Fund’s investment policies, see each Fund’s Statement of Additional Information.

5.	What class of Acquiring Fund shares will shareholders receive if a Merger occurs?

If the Merger of an Acquired Fund occurs, shareholders will receive Class Z shares of the Acquiring Fund. The Mergers will not result in any substantive changes to shareholder rights regarding, or procedures for, purchases, redemptions or exchanges of shares, except that with respect to the purchase of shares, only eligible investors may purchase Class Z shares of the Acquiring Fund, whereas there are no similar purchase restrictions on Shares Class shares of International Fund. International Fund shareholders will be deemed to be eligible investors for purposes of their purchases of Class Z shares of the Acquiring Fund.

For more information on the Acquiring Fund’s current distribution, purchase, redemption and exchange policies and procedures, see Appendix D.

6.	What are the expected federal income tax consequences of the Mergers?

The Mergers are expected to be tax-free to shareholders for federal income tax purposes, although this result is not free from doubt. This means that neither shareholders nor the Funds are expected to recognize a gain or loss directly as a result of the Mergers. However, because a Merger may end the tax year of an Acquired Fund, it may accelerate distributions from such Acquired Fund to shareholders.

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Specifically, an Acquired Fund may recognize any net tax-exempt investment income, any net investment company taxable income (computed without regard to the deduction for dividends paid) and any net capital gains, including those realized on disposition of portfolio securities in connection with such Acquired Fund’s Merger (after reduction by any available capital loss carryforwards), or net capital losses in the potential short tax year ending on the date of such Merger, and may declare and pay a distribution of such income and any such net capital gains remaining after reduction of any available capital loss carryforwards to their shareholders on or before that date.

A portion of the portfolio assets of the Acquired Funds may be sold in connection with the Mergers. The actual tax effect of such sales will depend on the difference between the price at which such portfolio assets are sold and the Acquired Fund’s basis in such assets. Any capital gains recognized in these sales on a net basis will be distributed to the Acquired Fund’s shareholders as capital gain dividends (to the extent of net realized long-term capital gains distributed) and/or ordinary dividends (to the extent of net realized short-term capital gains distributed) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

The cost basis and holding period of shares in the Acquired Funds are expected to carry over to new shares in the Acquiring Fund. At any time prior to the consummation of a Merger, a shareholder may redeem shares, likely resulting in recognition of gain or loss to such shareholder for federal income tax purposes.

Certain other tax consequences are discussed below under “Federal Income Tax Consequences.”

7.	Who bears the expenses associated with the Mergers?

Columbia Management will bear all costs associated with the Merger of International Fund.

International Equity Fund may bear a portion of the out-of-pocket expenses associated with its Merger. Out-of-pocket expenses associated with the Merger include, but are not limited to: (1) the expenses associated with the preparation, printing and mailing of any shareholder communications, including the Prospectus/Proxy Statement, and any filings with the SEC and/or other governmental authorities in connection with the Merger; (2) the fees and expenses of any proxy solicitation firm retained in connection with the Merger; and (3) the legal fees and expenses incurred by the Funds in connection with the Merger.

The methodology for determining the portions of the Merger Expenses to be borne by the Funds is as follows. The estimated Merger Expenses are first allocated to the Acquiring Fund or to International Equity Fund. Estimated Merger Expenses that are specifically allocable to one Fund are allocated to that Fund (e.g., a portion of the costs of printing and mailing the Prospectus/Proxy Statement is allocated exclusively to International Equity Fund). Estimated Merger Expenses that are not specifically allocable to any Fund are divided equally between the Funds. Each Fund will bear the estimated Merger Expenses allocated to it only to the extent of the anticipated reductions in ongoing expenses expected to be borne by that Fund over the first year following the Merger (the “Estimated First Year Savings”). Columbia Management bears the amount of estimated Merger Expenses allocated to a Fund, if any, that is in excess of the Fund’s Estimated First Year Savings. Neither the Acquiring Fund nor International Equity Fund are expected to bear any Merger Expenses in connection with the Merger. Should the Merger fail to occur, Columbia Management will bear all costs associated with the Merger.

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8.	Who is eligible to vote?

Shareholders of record on December 21, 2007 are entitled to attend and to vote at the Meeting and any adjourned session of the Meeting. For each Acquired Fund, all shareholders will vote together as a single class on the proposal. Each whole share is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote. Shares represented by properly executed proxies, unless revoked before or at the Meeting, will be voted according to shareholder instructions. If a shareholder signs a proxy but does not fill in a vote, the shareholder’s shares will be voted to approve the Merger, and if any other business comes before the Meeting, the shareholder’s shares will be voted at the discretion of the persons named as proxies.

II.    PROPOSAL—MERGER OF INTERNATIONAL FUND AND INTERNATIONAL EQUITY FUND INTO THE ACQUIRING FUND

The Proposal

Shareholders of International Fund and International Equity Fund are being asked to approve the Agreement and Plan of Reorganization, the form of which is attached as Appendix A to the Prospectus/Proxy Statement. By approving the Agreement and Plan of Reorganization, shareholders of International Fund are approving the merger of International Fund into the Acquiring Fund, and shareholders of International Equity Fund are approving the merger of International Equity Fund into the Acquiring Fund.

Principal Investment Risks

What are the principal investment risks of the Acquiring Fund, and how do they compare with those of International Fund and International Equity Fund?

The principal investment risks associated with the Acquiring Fund and International Fund are identical. The principal investment risks associated with the Acquiring Fund and International Equity Fund are similar because the Funds have similar investment objectives. The actual risks of investing in each Fund depend on the securities held in each Fund’s portfolio and on market conditions, both of which change over time.

The Funds are subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Funds’ securities may fluctuate substantially from day to day. Such fluctuations commonly occur when individual companies report poor results or are affected by industry and/or economic trends and developments. These factors contribute to price volatility, which is another principal risk of investing in the Funds.

Because the Funds invest in common stocks, the Funds are also subject to the risk that in the event a company in which a Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. Therefore, it is possible that all assets of that company will be exhausted before any payments are made to the Fund. The Funds are also subject to the risk that foreign equity securities may underperform other segments of the equity market or the equity markets as a whole.

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Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund’s investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer’s home country.

Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Funds’ investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

The small and medium capitalization companies the Funds invest in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small and medium capitalization companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group.

The price of the Funds’ shares is expected to have a high level of volatility.

In addition to the risks described above, International Fund’s and the Acquiring Fund’s investments in fixed income securities are subject to certain risks. The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. During periods of rising interest rates, the values of outstanding fixed income securities generally fall. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. As the average maturity or duration of a security lengthens, the risk that the price of such security will become more volatile increases.

Information about the Mergers

Shares that Shareholders Will Receive

If the Merger of International Fund occurs, shareholders of Shares Class shares of International Fund will receive Class Z shares of the Acquiring Fund. As compared to the Shares Class shares currently owned by International Fund shareholders, the Acquiring Fund shares that shareholders will receive will have the following characteristics:

•	They will have an aggregate net asset value equal to the aggregate net asset value of a shareholder’s current shares as of the business day before the closing of the Merger.

•

They will entitle shareholders to rights generally similar to those currently enjoyed by shareholders of International Fund, but as shareholders of the Acquiring Fund. Please see Appendix E to the Prospectus/Proxy Statement for more information regarding the differences between the rights of shareholders of the Acquiring Fund and shareholders of International Fund.

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•

The Merger will not result in any substantive changes to shareholder rights regarding, or procedures for, purchasing, redeeming or exchanging shares, except that with respect to the purchase of shares, only eligible investors can invest in Class Z shares of the Acquiring Fund, whereas there are no similar purchase restrictions on Shares Class shares of International Fund. Shareholders of Shares Class shares of International Fund will be deemed to be eligible investors for purposes of their purchases of Class Z shares of the Acquiring Fund. Please see Appendix D to the Prospectus/Proxy Statement for more information about the current procedures for purchasing, redeeming and exchanging shares of the Acquiring Fund.

•

An investor’s account in the Acquiring Fund will be subject to the Acquiring Fund’s small account policy. Under this policy, an investor’s account in the Acquiring Fund generally will be subject to a $20 annual fee if the value of that account (treating each account of the Acquiring Fund owned by the investor separately from any other account of the Acquiring Fund owned by such investor) falls below the applicable minimum initial investment requirement. Also under this policy, the Acquiring Fund will generally automatically sell an investor’s shares if the value of an account falls below $250. Additional information about the Acquiring Fund’s small account policy, including exceptions to the small account policy and applicable investment minimums, is described in Appendix D. International Fund has no similar small account policy.

•	The account options a shareholder has selected for handling distributions from International Fund will not change as a result of the Merger.

If the Merger of International Equity Fund occurs, shareholders of Institutional Shares Class shares of International Equity Fund will receive Class Z shares of the Acquiring Fund. As compared to the Institutional Shares Class shares currently owned by International Equity Fund shareholders, the Acquiring Fund shares that shareholders will receive will have the following characteristics:

•

They will have an aggregate net asset value equal to the aggregate net asset value of a shareholder’s current shares as of the business day before the closing of the Merger. The net asset value of a shareholder’s current shares will reflect the expenses of the Merger allocated to International Equity Fund.

•

They will entitle shareholders to voting and other rights generally similar to those currently enjoyed by shareholders of International Equity Fund, but as shareholders of the Acquiring Fund. Please see Appendix E to the Prospectus/Proxy Statement for more information regarding the differences between the rights of shareholders of the Acquiring Fund and shareholders of International Equity Fund.

•

The Merger will not result in any substantive changes to shareholder rights regarding, or procedures for, purchasing, redeeming and exchanging shares. Please see Appendix D to the Prospectus/Proxy Statement for more information about the current procedures for purchasing, redeeming and exchanging shares of the Acquiring Fund.

•

An investor’s account in the Acquiring Fund will be subject to the Acquiring Fund’s small account policy. Under this policy, an investor’s account in the Acquiring Fund generally will be subject to a $20 annual fee if the value of that account (treating each account of the Acquiring Fund owned by the investor separately from any other account of the Acquiring Fund owned by such investor) falls below the applicable minimum initial investment requirement. Also under this policy, the Acquiring Fund will generally automatically sell an investor’s shares if the value

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of an account falls below $250. Additional information about the Acquiring Fund’s small account policy, including exceptions to the small account policy and applicable investment minimums, is described in Appendix D. International Equity Fund has no similar small account policy.

•	The account options a shareholder has selected for handling distributions from International Equity Fund will not change as a result of the Merger.

Capitalization

Information concerning the capitalization of each Fund is contained in Appendix C to the Prospectus/Proxy Statement.

Reasons for the Merger and Directors’/Trustees’ Considerations

The Board of Directors, including all of the directors who are not “interested persons” (as such term is defined in the 1940 Act) of Excelsior Funds, Inc., and the Board of Trustees, including a majority of the trustees who are not “interested persons” (as such term is defined in the 1940 Act) of Excelsior Funds Trust, based upon their evaluation of the information presented to them, and in light of their fiduciary duties under federal and state law, determined on behalf of their respective Acquired Fund that its Merger would be in the best interests of Acquired Fund shareholders and that the interests of existing shareholders of the Acquired Fund would not be diluted as a result of the Merger. Each Board has unanimously approved the Agreement and Plan of Reorganization and its respective Merger, and recommended that Acquired Fund shareholders vote in favor of the Merger by approving the Agreement and Plan of Reorganization.

Columbia Management proposed the Mergers to the Boards at a meeting held on September 27-28, 2007. At the meeting, the Boards (with the advice and assistance of independent counsel) considered, among other things, in no order of priority:

1.	the Mergers as part of Columbia Management’s overall effort to consolidate the Excelsior Funds into the Columbia family of funds;

2.	various potential shareholder benefits of the Mergers;

3.	various alternatives to the Mergers, including the continued operation of the Acquired Funds and certain other funds as a separate fund complex and the possible liquidation of one or more of the Acquired Funds;

4.	the current asset level of International Fund and International Equity Fund;

5.	the historical performance of International Fund and International Equity Fund (see “Performance Information” below), although no assurances were given that the Acquiring Fund would achieve any particular level of performance after the Merger;

6.	the investment objectives and principal investment strategies of the Funds;

7.	that holders of Shares Class shares of International Fund are expected to experience lower total operating expense ratios as holders of Class Z shares of the Acquiring Fund for at least one year after the Merger;

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8.	that holders of Institutional Shares Class shares of International Equity Fund are expected to experience higher or equal total and net operating expense ratios as holders of Class Z shares of the Acquiring Fund for at least one year after the Merger;

9.	the anticipated tax-free nature of the exchange of shares in the Mergers, and other expected U.S. federal income tax consequences of the Mergers;

10.	the potential benefits of the Mergers to Columbia Management and its affiliates;

11.	various aspects of the Mergers and the Agreement and Plan of Reorganization;

12.	the fact that shareholders of the Acquired Funds will experience no substantive change in shareholder services as a result of the Mergers;

13.	that the costs associated with the Merger of International Fund will be borne by Columbia Management;

14.	that the costs associated with the Merger of International Equity Fund will be borne by International Equity Fund only to the extent that Columbia Management anticipates a reduction in expenses to shareholders of International Equity Fund in the first year following the Merger; and

15.	International Equity Fund’s continuing viability as a separate series of the Excelsior Trust and the future prospects of International Equity Fund if the Merger is not effected, including the possible liquidation of International Equity Fund or allowing International Equity Fund’s current expense limitation agreement to expire.

The Boards also considered that the Funds have different boards as well as different (although affiliated) investment advisors. Additionally, the Funds have different outside legal counsel. The Boards also considered, however, that many of the Funds’ service providers are identical, and that the same portfolio managers of the current advisors who are responsible for the day-to-day investment decisions of each Acquired Fund are expected by Columbia Management to continue to be responsible for the day-to-day investment decisions of the Acquiring Fund upon completion of the Mergers. The Funds have the same administrator and pricing and bookkeeping agent (Columbia Management), distributor (Columbia Management Distributors, Inc.), transfer agent (Columbia Management Services, Inc.) and custodian and fund accountant (State Street Bank and Trust Company).

Regulatory Matters

Columbia Management and Columbia Management Distributors, Inc. (collectively, the “Columbia Group”) are subject to an Assurance of Discontinuance with the New York Attorney General (“NYAG”) (the “NYAG Settlement”) and a cease-and-desist order by the SEC (the “SEC Order”) on matters relating to mutual fund trading. The SEC Order and the NYAG Settlement are referred to collectively as the “Settlements.” In connection with Columbia Management providing services to the Columbia Funds, the boards of trustees of the Columbia Funds have agreed to conform to certain governance requirements, including the election of an independent board chair. Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay disgorgement and civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group’s applicable supervisory, compliance, control and other policies and procedures;

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and retain an independent distribution consultant and independent fee consultant. The NYAG Settlement also, among other things, requires Columbia Management and its affiliates to reduce management fees for certain of the funds in the Columbia family of mutual funds and other mutual funds through November 30, 2009 and to make certain disclosures to investors relating to expenses. Please see Appendix D for more information.

Performance Information

The bar charts below show the percentage gain or loss in each calendar year (before taxes) for the 10-year period ended December 31, 2007 for Shares Class shares of International Fund and Institutional Shares Class shares of International Equity Fund. The bar charts should give a shareholder a general idea of how each Acquired Fund’s returns have varied from year to year. The bar charts include the effect of each Acquired Fund’s expenses. The calculations of total returns assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, total returns would have been lower. Any expense reduction arrangement may be discontinued at any time after the end of their contract period. As with all mutual funds, past performance is not an indication of future results. The Acquiring Fund has been newly formed for the purpose of effecting the transactions contemplated by the Agreement and Plan of Reorganization and in order to carry on the business of International Fund following the Mergers, and will not commence investment operations until the Mergers close. It is expected that International Fund will be the survivor of the Mergers for performance and accounting purposes. Accordingly, the performance information shown below for the Acquiring Fund is the performance information of International Fund, and has not been adjusted to reflect any differences between the expenses of Shares Class shares of International Fund and Class Z shares of the Acquiring Fund. If such differences were reflected, the performance shown for Class Z shares of the Acquiring Fund would be higher. The Acquiring Fund has an investment objective and principal investment strategies identical to the investment objective and principal investment strategies of International Fund and similar to the investment objective and principal investment strategies of International Equity Fund; however, no assurance can be given that the Acquiring Fund will achieve any particular level of performance after the Merger.

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Additional discussion of the manner of calculating total return is contained in each Fund’s Prospectus and Statement of Additional Information.

International Equity Fund

For period shown in bar chart:

Best quarter: 4th quarter 1999, 40.28%

Worst quarter: 3rd quarter 2002, (20.92%)

Columbia International Growth Fund

For periods shown in bar chart:

Best quarter: 4th quarter 1999, 38.76%

Worst quarter: 3rd quarter 2002, (20.55%)

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The following tables list the average annual total return for the one-year, five-year and ten-year periods ended December 31, 2007 for Shares Class shares of International Fund, Institutional Shares Class shares of International Equity Fund and Class Z shares of the Acquiring Fund. The Acquiring Fund has been newly formed for the purpose of effecting the transactions contemplated by the Agreement and Plan of Reorganization and in order to carry on the business of International Fund following the Mergers, and will not commence investment operations until the Mergers close. It is expected that International Fund will be the survivor of the Mergers for performance and accounting purposes. Accordingly, the performance information shown below for the Acquiring Fund is the performance information of International Fund. The information has not been adjusted to reflect any differences between the expenses of Class Z shares of the Acquiring Fund and Shares Class shares of International Fund. If such differences were reflected, the performance shown for Class Z shares of the Acquiring Funds would be higher. These tables are intended to provide shareholders with some indication of the risks of investing in each Fund. The tables also include the performance of one or more relevant broad-based market indices. Indices are not available for investment, are unmanaged and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

After-tax returns are calculated using the historical highest individual federal income tax rates and do not reflect the effect of state and local taxes. Actual after-tax returns depend on an investor’s tax situation, may differ from those shown and may not be relevant to investors who hold International Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

International Equity Fund

Average Annual Total Returns—For Periods Ended December 31, 2007

	1 Year	5 Years	10 Years
Institutional Shares Class (%)
Return Before Taxes	12.02	23.19	7.85
Return After Taxes on Distributions	11.75	23.12	6.84
Return After Taxes on Distributions and Sale of Fund Shares	7.81	20.75	6.37
MSCI ACWI ex U.S. Index (%) (1)	17.12	24.52	10.09
MSCI EAFE Index (%) (2)	11.17	21.59	8.66

(1)	The MSCI ACWI (All Countries World Index) ex U.S. Index is a widely accepted unmanaged index of global stock market performance comprising 47 countries with developed and emerging markets, excluding the United States.
(2)	The MSCI EAFE (Europe, Australasia & Far East) Index is a widely accepted unmanaged index composed of a sample of companies from 21 countries representing the developed stock markets outside North America.

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Columbia International Growth Fund

Average Annual Total Returns—For Periods Ended December 31, 2007

	1 Year	5 Years	10 Years
Shares Class (%)
Return Before Taxes	11.29	22.54	7.24
Return After Taxes on Distributions	11.12	22.55	6.95
Return After Taxes on Distributions and Sale of Fund Shares	7.34	20.18	6.25
MSCI ACWI ex U.S. Index (%) (1)	17.12	24.52	10.09
MSCI EAFE Index (%) (2)	11.17	21.59	8.66

(1)	The MSCI ACWI (All Countries World Index) ex U.S. Index is a widely accepted unmanaged index of global stock market performance comprising 47 countries with developed and emerging markets, excluding the United States.
(2)	The MSCI EAFE (Europe, Australasia & Far East) Index is a widely accepted unmanaged index composed of a sample of companies from 21 countries representing the developed stock markets outside North America.

Terms of the Agreement and Plan of Reorganization

If approved by the shareholders of the applicable Acquired Fund and if all other conditions are satisfied, each Merger is expected to occur late in the first quarter of 2008. The following is a brief summary of the principal terms of the Agreement and Plan of Reorganization. Please review Appendix A to the Prospectus/Proxy Statement for more information regarding the Agreement and Plan of Reorganization.

•

International Fund will transfer all of the assets and liabilities attributable to its Shares Class shares and International Equity Fund will transfer all of the assets and liabilities attributable to its Institutional Shares Class shares to the Acquiring Fund in exchange for Class Z shares of the Acquiring Fund with an aggregate net asset value equal to the net value of the transferred assets and liabilities.

•

The assets of each Acquired Fund will be valued for purposes of the Mergers as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the business day next preceding the closing date of the Mergers (currently scheduled to occur late in the first quarter of 2008), using the valuation procedures of the Acquiring Fund.

•

Class Z shares of the Acquiring Fund received by each Acquired Fund will be distributed to the shareholders of each Acquired Fund pro rata in accordance with their percentage ownership of the applicable class of shares of each Acquired Fund in complete liquidation of each Acquired Fund.

•	After each Merger, the applicable Acquired Fund’s affairs will be wound up in an orderly fashion and it will be terminated under state law.

•

Each Merger requires approval by the applicable Acquired Fund’s shareholders and satisfaction of a number of other conditions; each Merger may be terminated at any time with the approval of the Board of Directors or the Board of Trustees, as applicable, and the board of trustees of the Columbia Trust.

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Shareholders should be aware that each Merger as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes. However, each Merger may end the tax year of the applicable Acquired Fund, potentially accelerating taxable distributions from the applicable Acquired Fund to shareholders. Shares may be redeemed at any time prior to the consummation of a Merger, likely resulting in the recognition of gain or loss to the redeeming shareholder for federal income tax purposes.

Federal Income Tax Consequences

Each Merger is intended to be a tax-free reorganization for federal income tax purposes. For the Merger, Ropes & Gray LLP will deliver to the Acquiring Fund and to each Acquired Fund an opinion, and the closing of each Merger will be conditioned on receipt by the Funds of such opinion, to the effect that, on the basis of existing provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the Treasury regulations promulgated thereunder, current administrative rules, pronouncements, and court decisions, all of which are subject to change (including changes with retroactive effect), while the matter is not free from doubt, generally for federal income tax purposes:

•

each Merger will constitute a reorganization within the meaning of Section 368(a) of the Code, and the applicable Acquired Fund and the Acquiring Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

•

under Sections 361 and 357 of the Code, no gain or loss will be recognized by either Acquired Fund upon the transfer of its assets to the Acquiring Fund in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of each Acquired Fund’s liabilities, or upon the distribution of Acquiring Fund shares by each Acquired Fund to its shareholders in liquidation;

•

under Section 354 of the Code, no gain or loss will be recognized by shareholders of either Acquired Fund on the distribution of Acquiring Fund shares to them in exchange for their shares of each Acquired Fund;

•

under Section 358 of the Code, the aggregate tax basis of the Acquiring Fund shares that each Acquired Fund’s shareholders receive in exchange for their Acquired Fund shares will be the same as the aggregate tax basis of Acquired Fund shares exchanged therefor;

•

under Section 1223(1) of the Code, an Acquired Fund shareholder’s holding period for the Acquiring Fund shares received will be determined by including the holding period for Acquired Fund shares exchanged therefor, provided that at the time of the exchange the shareholder held the Acquired Fund shares as a capital asset;

•

under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon receipt of the assets transferred to the Acquiring Fund in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the liabilities of each Acquired Fund;

•

under Section 362(b) of the Code, the Acquiring Fund’s tax basis in the assets that the Acquiring Fund receives from each Acquired Fund will be the same as such Acquired Fund’s tax basis in such assets immediately prior to such exchange;

•	under Section 1223(2) of the Code, the Acquiring Fund’s holding periods in such assets will include each Acquired Fund’s holding periods in such assets; and

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•

the Acquiring Fund will succeed to and take into account the items of each Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Regulations thereunder.

The opinion will express no view with respect to the effect of a reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year or upon termination thereof, or (ii) upon the transfer of such asset regardless of whether such a transfer would otherwise be a non-taxable transaction under federal income tax principles.

The opinion will be based on certain factual certifications made by officers of each Acquired Fund, the Acquiring Fund, the Excelsior Companies and the Columbia Trust and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the Mergers will be as described above. The opinion will note and distinguish certain published precedent. There is no assurance that the Internal Revenue Service or a court would agree with the opinion.

Prior to the closing of each Merger, it is possible that each Acquired Fund will declare a distribution to shareholders that, together with all previous distributions, would have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income and net capital gain, including those realized on disposition of portfolio securities in connection with each Merger (after reduction by any available capital loss carryforwards), if any, through the closing of each Merger. Such distributions may include amounts that are taxable to shareholders.

In addition, if both Mergers occur, the unrealized capital gains, unrealized capital losses, and capital loss carryforwards of the Acquiring Fund may be different, to a greater or lesser degree, from those of International Fund or International Equity Fund, respectively. Shareholders of either Acquired Fund may experience an increase in the shareholder’s proportionate share of unrealized capital gains or a decrease in the shareholder’s proportionate share of unrealized capital losses and/or capital loss carryforwards as a result of the Merger, which could accelerate the timing of taxable distributions to shareholders.

If both Mergers occur, the Acquiring Fund’s ability to use the pre-Merger losses of either Acquired Fund to offset post-Merger gains of the combined fund may be limited as a result of the applicable Merger due to the application of loss limitation rules under federal tax law. In addition, for five years beginning after the closing date, the combined fund will not be allowed to offset gains “built in” to the Acquiring Fund or the applicable Acquired Fund at the time of the Merger against capital losses (including capital loss carry forwards) built in to the other Fund. Moreover, for the taxable year ending after the closing date of the Merger, only that percentage of the Acquiring Fund’s capital gain net income for such taxable year (excluding capital loss carryforwards) as corresponds to the percentage of its year that remains following the Merger can be reduced by capital loss carryforwards (including as otherwise limited) of the applicable Acquired Fund. The effect of these limitations, however, will depend on the amount of gains and losses in each Fund at the time of the Merger and at the close of each taxable year. As a result, under certain circumstances, Acquired Fund shareholders could receive taxable distributions earlier than they would have had the Merger not occurred.

This description of the federal income tax consequences of the Merger is made without regard to the particular circumstances of any shareholder. Shareholders are urged to consult their own tax

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advisors as to the specific consequences to them of the Merger, including the applicability and effect of state, local, non-U.S. and other tax laws.

EACH BOARD UNANIMOUSLY RECOMMENDS APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION.

Required Vote for Proposal

Approval of the Agreement and Plan of Reorganization by each Acquired Fund will require the affirmative vote of the holders of the lesser of (1) 67% or more of such Acquired Fund’s voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of such Acquired Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of such Acquired Fund. A vote of the shareholders of the Acquiring Fund is not needed to approve the Merger.

III.    GENERAL

Voting Information

The Boards are soliciting proxies from the shareholders of the Acquired Funds in connection with the Meeting, which has been called to be held at 2:00 p.m. Eastern time on March 14, 2008, at One Financial Center, Boston, Massachusetts 02111-2621. The meeting notice, the Prospectus/Proxy Statement and the Proxy Card are expected to be mailed to shareholders beginning on or about February 8, 2008.

Information about Proxies and the Conduct of the Meeting

Solicitation of Proxies. Proxies will be solicited primarily through the mailing of the Prospectus/Proxy Statement and its enclosures, but proxies also may be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of the Acquired Funds or by employees or agents of Columbia Management and its affiliated companies. In addition, Computershare Fund Services, 280 Oser Avenue, Hauppauge, NY 11788, has been engaged to assist in the solicitation of proxies, at an estimated cost of $2,616 and $22 for International Fund and International Equity Fund, respectively.

Voting Process. Shareholders can vote in any one of the following ways:

a.	By mail, by filling out and returning the enclosed Proxy Card;

b.	By phone, fax or Internet (see the enclosed Proxy Card for instructions); or

c.	In person at the Meeting.

Shareholders who owned shares on the record date, December 21, 2007, are entitled to vote at the Meeting and at any adjourned session of the Meeting. Each whole share is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote. If a shareholder chooses to vote by mail or by fax and such shareholder is an individual account owner, such shareholder should sign exactly as the name appears on the Proxy Card. Either owner of a joint account may sign the Proxy Card, but the signer’s name must match exactly the name that appears on the Proxy Card.

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Quorum and Method of Tabulation. Shares represented by a duly executed proxy will be voted as instructed on the Proxy Card. If a proxy is executed, but no instructions are given, the proxy will be voted in favor of the applicable proposal. A shareholder can revoke a proxy at any time prior to the Meeting by sending a signed, written letter of revocation to the Secretary of the applicable Acquired Fund, by properly executing and submitting a later-dated proxy or by attending the Meeting and voting in person. Merely attending the Meeting without voting will not revoke a proxy.

Votes cast in person or by proxy at the Meeting will be counted by persons appointed by each Acquired Fund as tellers or inspectors of election for the Meeting (the “Tellers”). With respect to the International Fund, a majority of the shares of the International Fund entitled to vote, present in person or represented by proxy, constitutes a quorum for the transaction of business by the shareholders of the International Fund at the Meeting. With respect to the International Equity Fund, thirty-three and one-third percent (33 1/3%) of the shares of the International Equity Fund entitled to vote, present in person or represented by proxy, constitutes a quorum for the transaction of business by the shareholders of the International Equity Fund at the Meeting. In determining whether a quorum is present, the Tellers will count shares represented by proxies that reflect abstentions and “broker non-votes” as shares that are present and entitled to vote. Abstentions and broker non-votes will have the effect of a negative vote on the proposal. “Broker non-votes” are shares held by a broker or nominee as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares should be voted.

Underwriter Address. The address of the Funds’ principal underwriter, Columbia Management Distributors, Inc., is One Financial Center, Boston, Massachusetts 02111.

Share Ownership. Appendix B to the Prospectus/Proxy Statement lists the total number of shares of each Acquired Fund outstanding as of December 21, 2007 and entitled to vote at the Meeting. It also identifies holders of more than five percent of any class of shares of each Acquired Fund, and contains information about the executive officers and directors/trustees of each Acquired Fund and their shareholdings in such Acquired Fund.

Adjournments; Other Business. If a quorum is not present at the Meeting, or if an Acquired Fund has not received enough votes by the time of the Meeting to approve the proposal, the persons named as proxies or shareholders present at the Meeting may propose that the Meeting be adjourned one or more times to permit further solicitation of proxies. For each Acquired Fund, any adjournment requires the affirmative vote of a majority of the total number of votes properly cast on the matter, whether or not a quorum is present. The persons named as proxies will vote in favor of any such adjournment all proxies that they are entitled to vote in favor of the proposal. They will vote against any such adjournment any proxy that directs them to vote against the proposal. They will not vote any proxy that directs them to abstain from voting on the proposal.

The Meeting has been called to transact any business that properly comes before it. The only business that management of each Acquired Fund intends to present or knows that others will present are the proposals. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, except when the Secretary of the Acquired Funds has previously received written instructions to the contrary from the shareholder entitled to vote the shares.

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Appendix A—Form of Agreement and Plan of Reorganization

THIS AGREEMENT AND PLAN OF REORGANIZATION dated as of [•], 2008, is by and among each of the trust and corporation identified in Schedule A hereto as an Acquired Company (each an “Acquired Company”), on behalf of each series thereof identified in Schedule A hereto as an Acquired Fund (each an “Acquired Fund”), Columbia Funds Series Trust I (the “Acquiring Trust”), on behalf of the Columbia International Growth Fund series thereof (the “Acquiring Fund”); and Columbia Management Advisors, LLC (the “Adviser”).

This Agreement shall be treated as if each reorganization between an Acquired Fund and the Acquiring Fund contemplated hereby had been the subject of a separate agreement.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 361(a) and Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and any successor provision. The reorganization will consist of the transfer of all of the assets of each Acquired Fund attributable to each class of its shares in exchange for shares of the corresponding class of shares of the Acquiring Fund (the “Acquisition Shares”), and the assumption by the Acquiring Fund of the liabilities of each Acquired Fund and the distribution of the Acquisition Shares to the relevant shareholders of such Acquired Fund in liquidation of such Acquired Fund, all upon the terms and conditions set forth in this Agreement.

In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	TRANSFER OF ASSETS OF EACH ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ACQUISITION SHARES AND LIQUIDATION OF SUCH ACQUIRED FUND.

1.1.	Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein,

(a)	Each Acquired Fund will transfer and deliver to the Acquiring Fund, and the Acquiring Fund will acquire, all the assets of such Acquired Fund as set forth in paragraph 1.2;

(b)	The Acquiring Fund will assume all of each Acquired Fund’s liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise, in existence on the Closing Date (as defined in paragraph 1.2 hereof) (the “Obligations”); and

(c)	The Acquiring Fund will issue and deliver to each Acquired Fund in exchange for the net assets attributable to each class of its shares a number of Acquisition Shares of such class equal to the number of shares of such class of such Acquired Fund outstanding immediately prior to the consummation of the transactions contemplated hereby. Such transactions shall take place at the closing provided for in paragraph 3.1 (the “Closing”).

1.2.

The assets of each Acquired Fund to be acquired by the Acquiring Fund shall consist of all cash, securities, dividends and interest receivable, receivables for shares sold and all other assets which are owned by the Acquired Fund on the closing date provided in paragraph 3.1 (the “Closing Date”) and any deferred expenses, other than unamortized organizational expenses, shown as an asset on the books of such Acquired Fund on the Closing Date. The Acquiring Fund agrees that all rights to indemnification and all limitations of liability existing in favor of

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the Acquired Company’s current and former trustees/directors and officers, acting in their capacities as such, under the Acquired Company’s organizational documents as in effect as of the date of this Agreement or under any other agreement of the Acquired Fund shall survive the reorganization as obligations of the Acquiring Trust, on behalf of the Acquiring Fund, and shall continue in full force and effect, without any amendment thereto, and shall constitute rights which may be asserted against the Acquiring Trust, on behalf of the Acquiring Fund, its successors or assigns.

1.3.	As provided in paragraph 3.4, on the Closing Date, or as soon thereafter as is conveniently practicable (the “Liquidation Date”), each Acquired Fund will liquidate and distribute pro rata to its shareholders of record of each class of shares, determined as of the close of business on the Valuation Date (as defined in paragraph 2.1), the Acquisition Shares of the relevant class received from the Acquiring Fund pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquisition Shares then credited to the account of each Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of such Acquired Fund’s shareholders and representing the respective pro rata number of Acquisition Shares due such shareholders. The Acquiring Fund shall not be obligated to issue certificates representing Acquisition Shares in connection with such exchange.

1.4.	With respect to Acquisition Shares distributable pursuant to paragraph 1.3 to an Acquired Fund shareholder holding a certificate or certificates for shares of such Acquired Fund, if any, on the Valuation Date, such Acquired Fund will not permit such shareholder to receive Acquisition Share certificates therefor, to exchange such Acquisition Shares for shares of other investment companies, to effect an account transfer of such Acquisition Shares, or to pledge or redeem such Acquisition Shares until such shareholder has surrendered all his or her outstanding certificates for Acquired Fund shares or, in the event of lost certificates, posted adequate bond.

1.5.	If applicable, as soon as practicable after the Closing Date, each Acquired Company shall file an application pursuant to Section 8(f) of the Investment Company Act of 1940, as amended (the “1940 Act”), for an order declaring that it has ceased to be an investment company and, upon receipt of such order, shall make all filings and take all other steps as shall be necessary and proper to effect its complete termination under applicable state law. After the Closing Date, no Acquired Fund shall conduct any business except in connection with its liquidation, deregistration (if applicable) and termination.

2.	VALUATION.

2.1.	The value of each Acquired Fund’s assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of regular trading on the New York Stock Exchange on the business day next preceding the Closing (such time and date being herein called the “Valuation Date”) using the valuation procedures set forth in the organizational documents of the Acquiring Fund and the then current prospectus or prospectuses or statement or statements of additional information of the Acquiring Fund (collectively, as amended or supplemented from time to time, the “Acquiring Fund Prospectus”) for determining net asset value, and shall be certified by such Acquired Fund.

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2.2.	[Reserved].

3.	CLOSING AND CLOSING DATE.

3.1.	The Closing Date shall be on March 31, 2008, or on such other date as the parties may agree. The Closing shall be held at 10:00 a.m. at the Adviser’s offices, One Financial Center, Boston, Massachusetts 02111 (or such other place as the parties may agree), at such time as the parties may agree.

3.2.	The portfolio securities of each Acquired Fund shall be made available by such Acquired Fund to the custodian for the Acquiring Fund (the “Custodian”) for examination no later than the fifth business day preceding the Valuation Date. On the Closing Date, such portfolio securities and all such Acquired Fund’s cash shall be delivered by such Acquired Fund to the Custodian for the account of the Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department’s book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the 1940 Act and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of “State Street Bank and Trust Company, custodian for the Acquiring Fund.”

3.3.	In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on the New York Stock Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of each Acquired Fund or of the Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days of the Valuation Date, this Agreement may be terminated by either an Acquired Fund or the Acquiring Fund upon the giving of written notice to the other party.

3.4.	At the Closing, each Acquired Fund or its transfer agent shall deliver to the Acquiring Fund or its designated agent a list of the names and addresses of such Acquired Fund’s shareholders and the number of outstanding shares of each class of such Acquired Fund owned by each such shareholder, all as of the close of business on the Valuation Date, certified by any Vice President, Secretary or Assistant Secretary of such Acquired Fund. The Acquiring Trust will provide to each Acquired Fund evidence satisfactory to such Acquired Fund that the Acquisition Shares issuable pursuant to paragraph 1.1(c) have been credited to such Acquired Fund’s account on the books of the Acquiring Fund. On the Liquidation Date, the Acquiring Fund will provide to each Acquired Fund evidence satisfactory to the such Acquired Fund that such Acquisition Shares have been credited pro rata to open accounts in the names of such Acquired Fund’s shareholders as provided in paragraph 1.3.

3.5.	At the Closing, each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other

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party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by paragraph 1.

4.	REPRESENTATIONS AND WARRANTIES.

4.1.	Each Acquired Fund represents and warrants the following to the Acquiring Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

(a)	The Acquired Fund is either (i) a series of an Acquired Company that is duly organized, validly existing and in good standing under the laws of the State of Delaware or (ii) a series of an Acquired Company that is duly organized, validly existing and in good standing under the laws of the State of Maryland, as applicable;

(b)	The applicable Acquired Company is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquired Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust or Articles of Incorporation, as applicable, of the applicable Acquired Company and the 1940 Act;

(c)	The Acquired Fund is not in violation in any material respect of any provision of its organizational documents or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which the Acquired Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

(d)	The Acquired Fund has no material contracts or other commitments (other than this Agreement and such other contracts as may be entered into in the ordinary course of its business) which if terminated may result in material liability to the Acquired Fund or under which (whether or not terminated) any material payments for periods subsequent to the Closing Date will be due from the Acquired Fund;

(e)	To the knowledge of the Acquired Fund, except as has been disclosed in writing to the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquired Fund, any of its properties or assets, or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

(f)

The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments of the Acquired Fund, as of and for its most recently completed fiscal year, audited by PricewaterhouseCoopers LLP (and, if applicable, the unaudited statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments for any subsequent semiannual period following the most recently completed fiscal year), copies of which have been furnished to the Acquiring Fund, fairly reflect the financial condition and results of

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operations of the Acquired Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquired Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets and liabilities referred to above or those incurred in the ordinary course of its business since the date of the Acquired Fund’s most recently completed fiscal year;

(g)	Since the date of the Acquired Fund’s most recently completed fiscal year, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness, except as disclosed in writing to the Acquiring Fund. For the purposes of this subparagraph (g), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities and net redemptions shall be deemed to be in the ordinary course of business;

(h)	As of the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on such returns and reports or on any assessment received shall have been paid, or provisions shall have been made for the payment thereof, except for amounts that alone and in the aggregate would not reasonably be expected to have a material adverse effect. All of the Acquired Fund’s tax liabilities will have been adequately provided for on its books. To the best of the Acquired Fund’s knowledge, it will not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid;

(i)	The Acquired Fund meets the requirements of subchapter M of the Code for treatment as a “regulated investment company” within the meaning of Section 851 of the Code, and will continue meeting such requirements at all times through the Closing Date. The Acquired Fund has not at any time since its inception been liable for nor is now liable for any material income or excise tax pursuant to Section 852 or 4982 of the Code. The Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties which could be imposed thereunder;

(j)	All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquired Fund’s then current prospectus or prospectuses or statement or statements of additional information (collectively, as amended or supplemented from time to time, the “Acquired Fund Prospectus”)) by the applicable Acquired Company and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of the Acquired Fund are outstanding and none will be outstanding on the Closing Date;

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(k)	The Acquired Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquired Fund Prospectus, except as previously disclosed in writing to the Acquiring Fund;

(l)	The execution, delivery and performance of this Agreement has been duly authorized by the trustees/directors of the Acquired Company, and, upon approval thereof by the required majority of the shareholders of the Acquired Fund, this Agreement will constitute the valid and binding obligation of the Acquired Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(m)	The Acquisition Shares to be issued to the Acquired Fund pursuant to paragraph 1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund’s shareholders as provided in paragraph 1.3;

(n)	The information provided by the Acquired Fund for use in the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects an shall comply with federal securities and other laws and regulations as applicable thereto;

(o)	No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act and state securities or “Blue Sky” laws (which terms used herein shall include the laws of the District of Columbia and of Puerto Rico);

(p)	At the Closing Date, the Acquired Fund will have good and marketable title to its assets to be transferred to the Acquiring Fund pursuant to paragraph 1.1 and will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and liabilities and payment therefor as contemplated by this Agreement, the Acquiring Fund will acquire good and marketable title thereto and will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof, except as previously disclosed to the Acquiring Fund. As used in this Agreement, the term “Investments” shall mean the Acquired Fund’s investments shown on the schedule of its investments as of the date of its most recently completed fiscal year, referred to in subparagraph 4.1(f) hereof, as supplemented with such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Closing Date;

(q)	[Reserved]; and

(r)	No registration of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Fund or the

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Acquired Fund, except as previously disclosed by the Acquired Fund to the Acquiring Fund.

4.2.	The Acquiring Fund represents and warrants the following to each Acquired Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

(a)	The Acquiring Fund is a series of the Acquiring Trust, which is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts;

(b)	The Acquiring Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquiring Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Acquiring Trust and the 1940 Act;

(c)	At the Closing Date, the Acquiring Fund Prospectus will conform in all material respects to the applicable requirements of the 1933 Act and the rules and regulations of the Securities and Exchange Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and there will be no material contracts to which the Acquiring Fund is a party that are not referred to in such Prospectus or in the registration statement of which it is a part;

(d)	At the Closing Date, the Acquiring Fund will have good and marketable title to its assets;

(e)	The Acquiring Fund is not in violation in any material respect of any provisions of its organizational documents or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which the Acquiring Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

(f)	To the knowledge of the Acquiring Fund, except as has been disclosed in writing to the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund, any of its properties or assets, or any person whom the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

(g)	[Reserved];

(h)	[Reserved];

(i)	As of the Closing Date, the Acquiring Fund shall have not been required by law to have filed any federal or other tax returns or reports. All of the Acquiring Fund’s tax liabilities, if any, will have been adequately provided for on its books. To the best of the Acquiring Fund’s knowledge, it will not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid;

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(j)	The Acquiring Fund was established by the trustees of the Acquiring Trust in order to effect the transactions described in this Agreement. It has not yet filed its first federal income tax return and, thus, has not yet elected to be treated as a “regulated investment company” for federal income tax purposes. However, upon filing its first income tax return at the completion of its first taxable year, the Acquiring Fund will elect to be a “regulated investment company” and until such time will take all steps necessary to ensure that it qualifies for taxation as a “regulated investment company” under Sections 851 and 852 of the Code;

(k)	The Acquiring Fund has no shares of beneficial interest issued and outstanding;

(l)	[Reserved];

(m)	The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes the valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(n)	The Acquisition Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued shares of the Acquiring Fund, and will be fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Fund, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof;

(o)	The information provided by the Acquiring Fund for use in the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects an shall comply with federal securities and other laws and regulations as applicable thereto; and

(p)	No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and state securities or “Blue Sky” laws (which terms as used herein shall include the laws of the District of Columbia and of Puerto Rico).

5.	COVENANTS OF EACH ACQUIRED FUND AND THE ACQUIRING FUND.

Each Acquired Fund and the Acquiring Fund hereby covenants and agrees with the other as follows:

5.1.	The Acquiring Fund and the Acquired Fund will each operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include regular and customary periodic dividends and distributions.

5.2.	Each Acquired Fund will call a meeting of its shareholders to be held prior to the Closing Date to consider and to act upon this Agreement and to take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

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5.3.	In connection with each Acquired Fund shareholders’ meeting referred to in paragraph 5.2, the Acquiring Fund will prepare a prospectus/proxy statement (the “Prospectus/Proxy Statement”) for such meeting, to be included in a Registration Statement on Form N-14 (the “Registration Statement”), which the Acquiring Fund will prepare and file for registration under the 1933 Act of the Acquisition Shares to be distributed to each Acquired Fund’s shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act.

5.4.	The information to be furnished by each Acquired Fund for use in the Registration Statement and the information to be furnished by the Acquiring Fund for use in the Prospectus/Proxy Statement, each as referred to in paragraph 5.3, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations thereunder applicable thereto.

5.5.	The Acquiring Fund will advise the Acquired Fund promptly if at any time prior to the Closing Date the assets of such Acquired Fund include any securities that the Acquiring Fund is not permitted to acquire.

5.6.	Subject to the provisions of this Agreement, the Acquired Fund and the Acquiring Fund will each take, or cause to be taken, all action, and do, or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to the other party’s obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

5.7.	The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or “Blue Sky” laws as it may deem appropriate in order to continue its operations after the Closing Date.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRED FUND.

The obligation of each Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

6.1.	The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in its name by its President or a Vice President and its Treasurer or an Assistant Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquiring Fund has complied with all the covenants and agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to the Closing Date.

6.2.	The Acquired Fund shall have received a favorable opinion of Ropes & Gray LLP, dated the Closing Date and in a form satisfactory to the Acquired Fund, to the following effect:

(a)

The Acquiring Trust is duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquiring Fund is a separate series

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thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and Bylaws of the Acquiring Trust;

(b)	This Agreement has been duly authorized, executed and delivered on behalf of the Acquiring Fund and, assuming the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 comply with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Acquired Fund, is the valid and binding obligation of the Acquiring Fund, enforceable against the Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(c)	The Acquiring Fund has the power to assume the liabilities to be assumed by it hereunder and, upon consummation of the transactions contemplated hereby, the Acquiring Fund will have duly assumed such liabilities;

(d)	The Acquisition Shares to be issued for transfer to the Acquired Fund’s shareholders as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and fully paid and nonassessable shares in the Acquiring Fund, and no shareholder of the Acquiring Fund has any preemptive right of subscription or purchase in respect thereof;

(e)	The execution and delivery of this Agreement did not, and the performance by the Acquiring Fund of its obligations hereunder will not, violate the Acquiring Fund’s organizational documents, or any provision of any agreement known to such counsel to which the Acquiring Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Acquiring Fund is a party or by which it is bound;

(f)	To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement except such as may be required under state securities or “Blue Sky” laws or such as have been obtained;

(g)	Such counsel does not know of any legal or governmental proceedings relating to the Acquiring Fund existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Registration Statement that are not described as required;

(h)	The Acquiring Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

(i)	To the knowledge of such counsel, except as has been disclosed in writing to the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund or any of its properties or assets or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transaction contemplated hereby.

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6.3.	For the period beginning at the Closing Date and ending not less than six years thereafter, the Adviser, its successors and assigns, shall provide, or cause to be provided, liability coverage at least comparable to the liability coverage currently applicable to both former and current trustees/directors and officers of the Acquired Company as of the date of this Agreement, covering the actions of such trustees/directors and officers of the Acquired Company for the period they served as such. Any related costs or expenses shall be borne by the Acquired Company.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRING FUND.

The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by each Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

7.1.	The Acquired Fund shall have delivered to the Acquiring Fund a certificate executed in its name by its President or a Vice President and its Treasurer or an Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquired Fund has complied with all the covenants and agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to the Closing Date.

7.2.	The Acquiring Fund shall have received a favorable opinion of Morgan, Lewis & Bockius LLP, dated the Closing Date and in a form satisfactory to the Acquiring Fund, to the following effect:

(a)	The applicable Acquired Company (i) is either (A) duly organized and validly existing under the laws of the State of Maryland or (B) duly organized and validly existing under the laws of the State of Delaware and (ii) has power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquired Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust/Articles of Incorporation and Bylaws of the Acquired Company;

(b)	This Agreement has been duly authorized, executed and delivered on behalf of the Acquired Fund and, assuming the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 comply with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Acquiring Fund, is the valid and binding obligation of the Acquired Fund enforceable against the Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(c)	The Acquired Fund has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby, the Acquired Fund will have duly transferred such assets to the Acquiring Fund;

(d)	The execution and delivery of this Agreement did not, and the performance by the Acquired Fund of its respective obligations hereunder will not, violate the Acquired Fund’s

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organizational documents or any provision of any agreement known to such counsel to which the Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Acquired Fund is a party or by which it is bound;

(e)	To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as have been obtained;

(f)	Such counsel does not know of any legal or governmental proceedings relating to the Acquired Fund existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Prospectus/Proxy Statement that are not described as required;

(g)	The applicable Acquired Company is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

(h)	To the knowledge of such counsel, except as has been disclosed in writing to the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquired Fund or any of its properties or assets or any person whom the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transaction contemplated thereby.

7.3.	Prior to the Closing Date, the Acquired Fund shall have declared a dividend or dividends which, together with all previous dividends, shall have the effect of distributing (i) all of the excess of (x) the Acquired Fund’s interest income excludable from gross income under Section 103 of the Code over (y) the Acquired Fund’s deductions disallowed under Sections 265 or 271 of the Code and (ii) all of the Acquired Fund’s investment company taxable income as defined in Section 852 of the Code (in each case computed without regard to any deduction for dividends paid) for its taxable years ending on or after [[INSERT DATE]], and on or prior to the Closing Date (computed without regard to any deduction for dividends paid), and all of its net capital gains realized (after reduction for any capital loss carryover) in each of its taxable years ending on or after [[INSERT DATE]], and on or prior to the Closing Date. This Section 7.3 shall be a condition precedent to the obligations of the Acquiring Fund to complete the transactions provided for herein only if shareholders of both Acquired Funds approve this Agreement and the transactions contemplated herein at the meeting of shareholders of each Acquired Fund referred to in paragraph 5.2.

7.4.	The Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer (or Assistant Treasurer) of the Acquired Fund, as to the adjusted tax basis in the hands of the Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement. This Section 7.4 shall be a condition precedent to the obligations of the Acquiring Fund to complete the transactions provided for herein only if shareholders of both Acquired Funds approve this Agreement and the transactions contemplated herein at the meeting of shareholders of each Acquired Fund referred to in paragraph 5.2.

7.5.	The Custodian shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Acquired Fund held by the Custodian as of the Valuation Date.

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8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND EACH ACQUIRED FUND.

The respective obligations of each Acquired Fund and the Acquiring Fund hereunder are each subject to the further conditions that on or before the Closing Date:

8.1.	This Agreement and the transactions contemplated herein shall have received all necessary shareholder approvals at the meeting of shareholders of each Acquired Fund referred to in paragraph 5.2.

8.2.	On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby.

8.3.	All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Securities and Exchange Commission and of state “Blue Sky” and securities authorities) deemed necessary by the Acquired Fund or the Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquired Fund or the Acquiring Fund.

8.4.	The Registration Statement shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5.	The Acquired Fund shall have received a favorable opinion of Ropes & Gray LLP satisfactory to the Acquired Fund, and the Acquiring Fund shall have received a favorable opinion of Ropes & Gray LLP satisfactory to the Acquiring Fund, each substantially to the effect that, on the basis of existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules, pronouncements and court decisions, while the matter is not free from doubt, generally for federal income tax purposes:

(a)	the transactions contemplated by this Agreement will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code;

(b)	under Sections 361 and 357 of the Code, no gain or loss will be recognized by the Acquired Fund upon the transfer of its assets to the Acquiring Fund in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the Acquired Fund’s liabilities, or upon the distribution of Acquiring Fund shares by the Acquired Fund to its shareholders in liquidation;

(c)	under Section 354 of the Code, no gain or loss will be recognized by shareholders of the Acquired Fund on the distribution of Acquiring Fund shares to them in exchange for their shares of the Acquired Fund;

(d)	under Section 358 of the Code, the aggregate tax basis of the Acquiring Fund shares that the Acquired Fund’s shareholders receive in exchange for their Acquired Fund shares will be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor;

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(e)	under Section 1223(1) of the Code, an Acquired Fund shareholder’s holding period for the Acquiring Fund shares received will be determined by including the holding period for the Acquired Fund shares exchanged therefor, provided that at the time of the exchange the shareholder held the Acquired Fund shares as a capital asset;

(f)	under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon receipt of the assets transferred to the Acquiring Fund in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund;

(g)	under Section 362(b) of the Code, the Acquiring Fund’s tax basis in the assets that the Acquiring Fund receives from the Acquired Fund will be the same as the Acquired Fund’s tax basis in such assets immediately prior to such exchange;

(h)	under Section 1223(2) of the Code, the Acquiring Fund’s holding periods in such assets will include the Acquired Fund’s holding periods in such assets; and

(i)	the Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Regulations thereunder.

The opinion will be based on certain factual certifications made by officers of the Acquired Fund and the Acquiring Fund and will also be based on customary assumptions. The opinion will note and distinguish certain published precedent. The opinion is not a guarantee that the tax consequences of the relevant reorganization will be as described above. There is no assurance that the Internal Revenue Service or a court would agree with the opinion.

Ropes & Gray LLP will express no view with respect to the effect of the reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles under federal income tax principles (i) at the end of a taxable year or upon termination thereof, or (ii) upon the transfer of such asset regardless of whether such a transfer would otherwise be a non-taxable transaction.

8.6.	At any time prior to the Closing, any of the foregoing conditions of this Agreement may be waived jointly by the board of directors/trustees of each of the Acquired Company and the Acquiring Trust, if, in their judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquired Fund or the Acquiring Fund.

9.	BROKERAGE FEES AND EXPENSES.

9.1.	Each Acquired Fund and Acquiring Fund represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2.	All fees and expenses incurred in connection with the transactions contemplated herein shall be borne by the Adviser.

A-14

10.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

10.1.	Each Acquired Fund and the Acquiring Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2.	The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder except paragraphs 1.1, 1.2, 1.3, 1.5, 5.4, 5.6, 6.3, 9, 10, 13 and 14.

11.	TERMINATION.

11.1.	This Agreement may be terminated by the mutual agreement of each Acquired Fund and the Acquiring Fund. In addition, either an Acquired Fund or the Acquiring Fund may at its option terminate this Agreement at or prior to the Closing Date because:

(a)	Of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date;

(b)	A condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met; or

(c)	Any governmental authority of competent jurisdiction shall have issued any judgment, injunction, order, ruling or decree or taken any other action restraining, enjoining or otherwise prohibiting this Agreement or the consummation of any of the transactions contemplated herein and such judgment, injunction, order, ruling, decree or other action becomes final and non-appealable; provided that the party seeking to terminate this Agreement pursuant to this Section 11.1(c) shall have used its reasonable best efforts to have such judgment, injunction, order, ruling, decree or other action lifted, vacated or denied.

If the transactions contemplated by this Agreement have not been substantially completed by December 31, 2008, this Agreement shall automatically terminate on that date unless a later date is agreed to by both the Acquired Fund and the Acquiring Fund.

11.2.	If for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to any other party for any damages resulting therefrom, including without limitation consequential damages.

12.	AMENDMENTS.

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of each Acquired Fund and the Acquiring Fund; provided, however, that following the shareholders’ meeting called by each Acquired Fund pursuant to paragraph 5.2 no such amendment may have the effect of changing the provisions for determining the number of the Acquisition Shares to be issued to shareholders of such Acquired Fund under this Agreement to the detriment of such shareholders without their further approval.

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13.	NOTICES.

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Acquired Fund or the Acquiring Fund at One Financial Center, Boston, Massachusetts 02111, Attention: Secretary.

14.	HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; NON- RECOURSE.

14.1.	The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2.	This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

14.3.	This Agreement shall be governed by and construed in accordance with the domestic substantive laws of the Commonwealth of Massachusetts, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

14.4.	This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

14.5.	A copy of the Declaration of Trust of the Acquiring Trust is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, agent or employee of the Acquiring Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and properties of the Acquiring Fund.

[THE REST OF THIS PAGE INTENTIONALLY LEFT BLANK.]

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IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as a sealed instrument by its President, a Vice President or Treasurer and attested by its Secretary or Assistant Secretary.

EXCELSIOR FUNDS, INC.
On behalf of International Fund

EXCELSIOR FUNDS TRUST

On behalf of International Equity Fund

Attested by:

By:
Name:	Name:
Title:	Title:

COLUMBIA FUNDS SERIES TRUST I
On behalf of Columbia International Growth Fund

Attested by:

By:
Name:	Name:
Title:	Title:

Solely for purposes of Paragraph 6.3 and 9.2 of the Agreement:

COLUMBIA MANAGEMENT ADVISORS, LLC

Attested by:

By:
Name:	Name:
Title:	Title:

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Schedule A

Acquired Funds

Acquired Companies/Acquired Funds

EXCELSIOR FUNDS, INC.
International Fund
Shares Class

EXCELSIOR FUNDS TRUST
International Equity Fund
Institutional Shares Class

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Appendix B—Fund Information

Shares of the Acquired Funds Outstanding and Entitled to Vote

The number of shares of each class of each Acquired Fund outstanding and entitled to vote as of December 21, 2007 was as follows:

Fund	Class	Number of Shares Outstanding and Entitled to Vote
International Fund	Shares Class	34,157,137.373
International Equity Fund	Institutional Shares Class	5,700,424.668

Ownership of Shares

As of December 21, 2007, the directors and officers of the Excelsior Corporation, as a group, owned beneficially less than one percent of the then outstanding shares of International Fund. As of December 21, 2007, the directors and officers of the Excelsior Trust, as a group, owned beneficially less than one percent of the then outstanding shares of International Equity Fund.

As of December 21, 2007, USTNY, a national banking association organized under the laws of the United States, 114 West 47th Street, New York, New York, 10036, may be deemed to have “beneficially” owned 82.08% of the outstanding shares of International Fund and 86.65% of the outstanding shares of International Equity Fund. Atwell & Co. is the nominee for USTNY. Accordingly, USTNY may be considered to be a “controlling person” of each of the International Fund and the International Equity Fund. A controlling person’s vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Acquired Fund shareholders. Bank of America Corporation, a publicly-traded financial services corporation, is the ultimate parent company of USTNY.

As of December 21, 2007, the following shareholders of record each owned five percent or more of the outstanding shares of the noted class of the noted Fund:

				Percentage of Outstanding Shares of Class Owned Upon Consummation of Mergers(1)
Fund and Class	Name and Address of Shareholder	Number of Outstanding Shares of Class Owned	Percentage of Outstanding Shares of Class Owned	(assuming both Mergers are consummated)	(assuming only the International Fund merger is consummated)	(assuming only the International Equity Fund merger is consummated)
International Fund Shares Class	Atwell & Co PO Box 456 Wall Street Station New York, NY 10005	20,851,546.015	61.05%	55.47%	61.05%	—

B-1

				Percentage of Outstanding Shares of Class Owned Upon Consummation of Mergers(1)
Fund and Class	Name and Address of Shareholder	Number of Outstanding Shares of Class Owned	Percentage of Outstanding Shares of Class Owned	(assuming both Mergers are consummated)	(assuming only the International Fund merger is consummated)	(assuming only the International Equity Fund merger is consummated)
	Atwell & Co PO Box 2044 Peck Slip Station New York, NY 10038	3,678,933.091	10.77%	9.80%	10.77%	—

	Atwell & Co PO Box 2044 Peck Slip Station New York, NY 10038	3,505,199.471	10.26%	9.33%	10.26%	—

	Charles Schwab & Co, Inc. Special Custody A/C for Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104	2,078,535.734	6.09%	5.53%	6.09%	—

International Equity Fund Institutional Shares Class	Atwell & Co PO Box 456 Wall Street Station New York, NY 10005	3,627,894.592	63.64%	5.79%	—	63.64%

	Atwell & Co PO Box 2044 Peck Slip Station New York, NY 10038	1,077,750.205	18.91%	1.72%	—	18.91%

(1)	Percentage owned assuming completion of the Merger(s) on December 21, 2007.

B-2

Appendix C—Capitalization

The following table shows, on an unaudited basis, the capitalization of International Fund and the Acquiring Fund as of December 31, 2007, and on a pro forma combined basis, after giving effect to the acquisition of the assets and liabilities of International Fund by the Acquiring Fund at net asset value as of that date:

	International Fund	Columbia International Growth Fund (Acquiring Fund)	Pro Forma Adjustments		Pro Forma Columbia International Growth Fund (Acquiring Fund)(1)
Class A
Net asset value	$—	$—	$—		$—
Shares outstanding	—	—	—		—
Net asset value per share	$—	$—			$—

Class C
Net asset value	$—	$—	$—		$—
Shares outstanding	—	—	—		—
Net asset value per share	$—	$—			$—

Class Z
Net asset value	$—	$—	$692,312,529	(2)	$692,312,529
Shares outstanding	—	—	34,131,533	(2)	34,131,533
Net asset value per share	$—	$—			$20.28

Shares(2)
Net asset value	$692,312,529	$—	$(692,312,529)		$—
Shares outstanding	34,131,533	—	(34,131,533)		—
Net asset value per share	$20.28	$—			$—

(1)	Assumes the Merger was consummated on December 31, 2007, and is for information purposes only. No assurance can be given as to how many shares of the Acquiring Fund will be received by the shareholders of International Fund on the date the Merger takes place, and the foregoing should not be relied upon to reflect the number of shares of the Acquiring Fund that actually will be received on or after such date.
(2)	Shares Class shares of International Fund are exchanged for Class Z shares of the Acquiring Fund based on the net asset value per share of the Acquiring Fund’s Class Z shares at the time of the Merger.

C-1

The following table shows, on an unaudited basis, the capitalization of International Equity Fund and the Acquiring Fund as of December 31, 2007, and on a pro forma combined basis, after giving effect to the acquisition of the assets and liabilities of International Equity Fund by the Acquiring Fund at net asset value as of that date:

	International Equity Fund	Columbia International Growth Fund (Acquiring Fund)	Pro Forma Adjustments		Pro Forma Columbia International Growth Fund (Acquiring Fund)(1)
Class A
Net asset value	$—	$—	$—		$—
Shares outstanding	—	—	—		—
Net asset value per share	$—	$—			$—

Class C
Net asset value	$—	$—	$—		$—
Shares outstanding	—	—	—		—
Net asset value per share	$—	$—			$—

Class Z
Net asset value	$—	$—	$69,691,087	(2)	$69,691,087
Shares outstanding	—	—	5,731,105	(2)	5,731,105
Net asset value per share	$—	$—			$12.16

Institutional(2)
Net asset value	$69,691,087	$—	$(69,691,087)		$—
Shares outstanding	5,731,105	—	(5,731,105)		—
Net asset value per share	$12.16	$—			$—

(1)	Assumes the Merger was consummated on December 31, 2007, and is for information purposes only. No assurance can be given as to how many shares of the Acquiring Fund will be received by the shareholders of International Equity Fund on the date the Merger takes place, and the foregoing should not be relied upon to reflect the number of shares of the Acquiring Fund that actually will be received on or after such date.
(2)	Institutional Shares Class shares of International Equity Fund are exchanged for Class Z shares of the Acquiring Fund based on the net asset value per share of the Acquiring Fund’s Class Z shares at the time of the Merger.

C-2

The following table shows, on an unaudited basis, the capitalization of each Acquired Fund and the Acquiring Fund as of December 31, 2007, and on a pro forma combined basis, after giving effect to the acquisitions of the assets and liabilities of each Acquired Fund by the Acquiring Fund at net asset value as of that date:

	International Fund	International Equity Fund	Columbia International Growth Fund (Acquiring Fund)	Pro Forma Adjustments	Pro Forma Columbia International Growth Fund (Acquiring Fund)(1)
Class A
Net asset value	$—	$—	$—	$—	$—
Shares outstanding	—	—	—	—	—
Net asset value per share	$—	$—	$—		$—

Class C
Net asset value	$—	$—	$—	$—	$—
Shares outstanding	—	—	—	—	—
Net asset value per share	$—	$—	$—		$—

Class Z
Net asset value	$—	$—	$—	$762,003,616 (2)	$762,003,615
Shares outstanding	—	—	—	37,567,977 (2)	37,567,977
Net asset value per share	$—	$—	$—		$20.28

Institutional Shares Class(2)
Net asset value	$—	$69,691,087	$—	$(69,691,087)	$—
Shares outstanding	—	5,731,105	$—	(5,731,105)	—
Net asset value per share	$—	$12.16	$—		$—

Shares Class(2)
Net asset value	$692,312,529	$—	$—	$(692,312,529)	$—
Shares outstanding	34,131,533	—	—	(34,131,533)	—
Net asset value per share	$20.28	$—	$—		$—

(1)	Assumes the Mergers were consummated on December 31, 2007, and is for information purposes only. No assurance can be given as to how many shares of the Acquiring Fund will be received by the shareholders of each Acquired Fund on the date the Mergers take place, and the foregoing should not be relied upon to reflect the number of shares of the Acquiring Fund that actually will be received on or after such date.
(2)	Shares Class shares of International Fund and Institutional Shares Class shares of International Equity Fund are exchanged for Class Z shares of the Acquiring Fund based on the net asset value per share of the Acquiring Fund’s Class Z shares at the time of the Merger.

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Appendix D—Information Applicable to the Acquiring Fund

Below is information regarding the Acquiring Fund. All references to the Fund in this Appendix D refer to the Acquiring Fund.

ADDITIONAL INVESTMENT STRATEGIES AND POLICIES

This section describes certain strategies and policies that the Fund may utilize in pursuit of its investment objective, and describes some additional factors and risks involved with investing in the Fund.

Changing the Fund’s Investment Objective and Policies

The Fund’s investment objective and certain of its investment policies can be changed without shareholder approval unless otherwise stated in the Prospectus/Proxy Statement or the Fund’s Statement of Additional Information (“SAI”). Shareholders vote on changes to other investment policies that are designated as fundamental in accordance with the requirements of the 1940 Act.

Investment Guidelines

As a general matter, unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding an investment standard, compliance with that percentage limitation or standard will be determined solely at the time of the Fund’s acquisition of the security or asset.

Holding Other Kinds of Investments

The Fund may hold investments that aren’t part of its principal investment strategies. These investments are described in the SAI. The Fund may choose not to invest in certain securities described in the Prospectus/Proxy Statement and in the SAI, although it has the ability to do so.

Investing in the Columbia Money Market Funds

The Fund may invest uninvested cash and cash collateral received in connection with its securities lending program in shares of the registered or unregistered money market funds advised by Columbia Management. Columbia Management and its affiliates receive fees from these funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Fund for services provided directly.

Lending Securities

The Fund may lend portfolio securities to approved broker/dealers or other financial intermediaries on a fully collateralized basis in order to earn additional income. The Fund may lose money from securities lending if, for example, it is delayed or prevented from selling the collateral after the loan is made or in recovering the securities loaned, or if it incurs losses on the reinvestment of cash collateral.

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Portfolio Holdings Disclosure

A description of Columbia Funds’ policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI. The Fund discloses its portfolio holdings on the Columbia Funds’ website, www.columbiafunds.com, as described below. Once posted, the portfolio holdings information will remain available on the website until at least the date on which such Fund files a Form N-CSR or Form N-Q (forms filed with the SEC that include portfolio holdings information) for the period that includes the date as of which the information is current.

The Fund’s complete portfolio holdings as of a fiscal quarter-end are disclosed approximately 60 calendar days after such quarter-end and the Fund’s largest 15 holdings as a percent of the Fund’s portfolio as of a month-end are disclosed approximately 15 calendar days after such month-end.

In addition, more current information concerning the Fund’s portfolio holdings as of specified dates may also be disclosed on the Columbia Funds’ website.

Investing Defensively

The Fund may from time to time take temporary defensive investment positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. The Fund may not achieve its investment objective while it is investing defensively.

Mailings to Households

In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, call 800.345.6611 or, if your shares are held through a financial intermediary, contact your intermediary directly.

Portfolio Turnover

A mutual fund that replaces, or turns over, more than 100% of its investments in a year is considered to have a high portfolio turnover rate. A high portfolio turnover can generate larger distributions of short-term capital gains to shareholders, which are generally taxable at higher rates than long-term capital gains for federal income tax purposes. A high portfolio turnover rate can also mean higher brokerage and other transaction costs, which could reduce a fund’s returns. In general, the greater the volume of buying and selling by a fund, the greater the impact that brokerage commissions will have on its returns. The Fund generally buys securities for capital appreciation, investment income or both. However, the Fund may sell securities regardless of how long they’ve been held.

MANAGEMENT OF THE FUND

Primary Service Providers

Columbia Management, Columbia Management Distributors, Inc. (the “Distributor”), and Columbia Management Services, Inc. (the “Transfer Agent”), all affiliates of Bank of America, currently

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provide key services to the Fund and the other Columbia Funds, including investment advisory, distribution, administration, shareholder servicing and transfer agency, and are paid for providing these services. These service relationships are described below.

Columbia Management

Columbia Management is located at 100 Federal Street, Boston, MA 02110, and serves as investment advisor to over 100 Columbia Funds mutual fund portfolios. As of December 31, 2007, Columbia Management had assets under management of approximately $370.2 billion. Columbia Management is a registered investment advisor and an indirect, wholly owned subsidiary of Bank of America. Its management experience covers all major asset classes, including equity securities, fixed income securities and money market instruments. In addition to serving as investment advisor to mutual funds, Columbia Management acts as an investment manager for individuals, corporations, retirement plans, private investment companies and financial intermediaries.

Subject to oversight by the board of trustees of the Columbia Trust, Columbia Management manages the day-to-day operations of the Fund, determining what securities and other investments the Fund should buy or sell and executing the Fund’s portfolio transactions. Although Columbia Management is responsible for the investment management of the Fund, Columbia Management may delegate certain of its duties to one or more investment sub-advisors. Columbia Management may also use the research and other expertise of its affiliates and third parties in managing the Fund’s investments.

The Fund pays Columbia Management a fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of the Fund and is paid monthly. For the Fund’s current fiscal year, it is anticipated that aggregate advisory fees paid to Columbia Management by the Fund will amount to 1.00%, expressed as a percentage of average daily net assets of the Fund.

A discussion regarding the basis for the board of trustees’ approval of the Fund’s investment advisory agreement with Columbia Management will be available in the Fund’s first annual report or semiannual to shareholders following the Mergers.

Sub-Advisor(s)

Columbia Management may engage an investment sub-advisor or sub-advisors to make the day-to-day investment decisions for the Fund. Columbia Management retains ultimate responsibility (subject to board oversight) for overseeing any sub-advisor it engages and for evaluating the Fund’s needs and available sub-advisors’ skills and abilities on an ongoing basis. Based on its evaluations, Columbia Management may at times recommend to the board that the Fund change, add or terminate one or more sub-advisors; continue to retain a sub-advisor even though the sub-advisor’s ownership or corporate structure has changed; or materially change a sub-advisory agreement with a sub-advisor. Applicable law requires the Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the board has approved the proposed action and believes that the action is in shareholders’ best interests. Columbia Management and the Columbia Funds have applied for relief from the SEC to permit the Fund to act on many of Columbia Management’s recommendations with approval only by the board and not by Fund shareholders. Columbia Management or the Fund would

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inform the Fund’s shareholders of any actions taken in reliance on this relief. Until Columbia Management and the Fund obtain this relief, the Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

At present, Columbia Management has not engaged any investment sub-advisor for the Fund.

Portfolio Managers

Information about Columbia Management’s portfolio managers who are primarily responsible for overseeing the Fund’s investments is shown in the table below. The SAI provides more information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of securities in the Fund.

Fred Copper

Mr. Copper has been associated with Columbia Management or its predecessors since September, 2005. Prior to joining Columbia Management, Mr. Copper was a senior vice president with Putnam Investments from March, 2001 to September, 2005.

Jasmine (Weili) Huang

Ms. Huang has been associated with Columbia Management or its predecessors since September, 2003. Prior to joining Columbia Management, Ms. Huang held a manager position with Deloitte’s management consulting practice from June, 2000 to September, 2003.

Daisuke Nomoto

Mr. Nomoto has been associated with Columbia Management or its affiliates since April, 2005. Prior to joining Columbia Management, Mr. Nomoto served as an equity analyst at Putnam Investments from April, 2003 to March, 2005. Prior to April, 2003, Mr. Nomoto worked at Nissay Asset Management, a subsidiary of Nippon Life Insurance Company, as a senior portfolio manager and equity analyst from April, 1999 to March, 2003.

Timothy R. Anderson

Mr. Anderson has been associated with Columbia Management since March, 2006. Prior to March, 2006, Mr. Anderson was a portfolio manager with Morgan Stanley from February, 2005 to October, 2005. Prior to February, 2005, Mr. Anderson worked as a technology analyst and portfolio manager at Oaktree Capital Management from March, 2003 to February, 2005. Prior to March, 2003, Mr. Anderson worked as a senior equity analyst at Salomon Smith Barney from June, 2000 to March, 2003.

Paul J. DiGiacomo

Mr. DiGiacomo has been associated with Columbia Management since April, 2006. Prior to April, 2006, Mr. DiGiacomo worked as a sleeve manager and analyst for the domestic and international small-cap core funds with Putnam Investments from August, 2002 to April, 2006.

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The Administrator

Columbia Management is responsible for overseeing the administrative operations of the Fund, including the general supervision of the Fund’s operations, coordination of the Fund’s service providers, and the provision of office facilities and related clerical and administrative services.

The Fund pays Columbia Management a fee for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the Fund’s average daily net assets and is paid monthly, as follows:

Annual Administration Fee, as a % of Average Daily Net Assets

Columbia International Growth Fund 0.20%

The Distributor

Shares of the Fund are distributed by the Distributor, which is located at One Financial Center, Boston, MA 02111. The Distributor is a registered broker/dealer and an indirect, wholly owned subsidiary of Bank of America. The Distributor and its affiliates may pay commissions, distribution and service fees and/or other compensation to entities, including Bank of America affiliates, for selling shares and providing services to investors.

The Transfer Agent

The Transfer Agent is a registered transfer agent and an indirect, wholly owned subsidiary of Bank of America. The Transfer Agent is located at One Financial Center, Boston, MA 02111, and its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service. The Fund pays the Transfer Agent monthly fees on a per-account basis. Fees paid to the Transfer Agent include reimbursements for certain out-of-pocket expenses and sub-transfer agency fees, subject to certain limitations, paid by the Transfer Agent on the Fund’s behalf.

  Other Roles and Relationships of Bank of America and its Affiliates — Certain Conflicts of Interest

As described in Management of the Fund—Primary Service Providers, Columbia Management, the Distributor and the Transfer Agent, all affiliates of Bank of America, provide various services to the Fund for which they are compensated. Bank of America and its affiliates may also provide other services to the Fund and be compensated for them.

Columbia Management and its affiliates may provide investment advisory and other services to other clients and customers substantially similar to those provided to the Fund. These activities, and other financial services activities of Bank of America and its affiliates, may present actual and potential conflicts of interest and introduce certain investment constraints.

Bank of America is a major financial services company, engaged in a broad range of financial activities beyond the mutual fund-related activities of Columbia Management, including, among others,

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commercial banking, investment banking, broker/dealer (sales and trading), asset management, insurance and other financial activities. These additional activities may involve multiple advisory, transactional, lending, financial and other interests in securities and other instruments, and in companies that issue securities and other instruments, which may be bought, sold or held by the Fund.

Conflicts of interest and limitations that could affect the Fund may arise from, for example, the following:

•	compensation and other benefits received by Columbia Management and other Bank of America affiliates related to the management/administration of the Fund and the sale of its shares;

•	the allocation of, and competition for, investment opportunities among the Fund and other funds and accounts advised/managed by Columbia Management and other Bank of America affiliates;

•	separate and potentially divergent management of the Fund and other funds and accounts advised/managed by Columbia Management and other Bank of America affiliates;

•	regulatory and other investment restrictions on investment activities of Columbia Management and other Bank of America affiliates and accounts advised/managed by them;

•	lending, investment banking and other relationships of Bank of America affiliates with companies and other entities in which the Fund invests; and

•	regulatory and other restrictions relating to the sharing of information between Bank of America and its affiliates, including Columbia Management, and the Fund.

Bank of America and its affiliates also provide a variety of products and services that, in some manner, may use the Fund and other Columbia Funds as investment options. For example:

•

the Columbia Funds are available as investments in connection with brokerage and other securities products offered by Banc of America Investment Services, Inc., an affiliated retail broker/dealer of Bank of America;

•

the Columbia Funds are used as investments in connection with fiduciary, investment management and other accounts offered by U.S. Trust, Bank of America Private Wealth Management, as well as certain Columbia Funds structured as “funds of funds;” and

•	the Columbia Money Market Funds are offered as an investment option for a variety of cash “sweep” account programs offered by Bank of America and its affiliates.

The use of the Columbia Funds as investment options in connection with other products and services offered by Bank of America and its affiliates may introduce economic and other conflicts of interest of which you should be aware. These conflicts of interest are highlighted in sections of account documentation and other disclosure materials relating to these products and services, as well as in the SAI.

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Columbia Management and Bank of America have adopted various policies and procedures that are intended to identify, monitor and address conflicts of interest. However, there is no absolute assurance that these policies, procedures and disclosures will be effective.

Additional information about Bank of America and the types of conflicts of interest and other matters referenced above is set forth in the Investment Advisory and Other Services—Other Roles and Relationships of Bank of America and Affiliates—Certain Conflicts of Interest section of the SAI, which is identified by the icon. Investors in the Fund should carefully review these disclosures and consult with their financial advisor if they have any questions.

Certain Legal Matters

On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) (“Columbia”) and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the “Distributor”) (collectively, the “Columbia Group”) entered into an Assurance of Discontinuance with the New York Attorney General (“NYAG”) (the “NYAG Settlement”) and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission (“SEC”) (the “SEC Order”) on matters relating to mutual fund trading.

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group’s applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above is being distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007. Distributions under the distribution plan began in late June 2007.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in

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Maryland for consolidated or coordinated pretrial proceedings (the “MDL”). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court’s memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants’ motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 (“ICA”) and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption (“the CDSC Lawsuit”). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

In 2004, the Columbia Funds’ adviser and distributor and certain affiliated entities and individuals were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. Certain Columbia Funds were named as nominal defendants. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and entered final judgment in favor of the defendants. The plaintiffs appealed to the United States Court of Appeals for the First Circuit on December 30, 2005. A stipulation and settlement agreement dated January 19, 2007 was filed in the First Circuit on February 14, 2007, with a joint stipulation of dismissal and motion for remand to obtain district court approval of the settlement. That joint motion was granted and the appeal was dismissed. On March 6, 2007, the case was remanded to the District Court. The settlement, approved by the District Court on September 18, 2007, became effective October 19, 2007. Pursuant to the settlement, the funds’ adviser and/or its affiliates made certain payments, including plaintiffs’ attorneys’ fees and costs of notice to class members.

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CHOOSING A SHARE CLASS

Description of the Share Class

Share Class Features

The Fund offers three classes of shares. Only Class Z shares are discussed in the Prospectus/Proxy Statement. Each share class has its own investment eligibility criteria, cost structure and other features. The following summarizes the primary features of the Class Z shares. Contact your financial advisor or Columbia Funds for more information about the Fund’s share classes and how to choose among them.

Class Z Shares
Eligible Investors and Minimum Initial Investments(a)

Class Z shares are available only to certain eligible investors, which are subject to different minimum initial investment requirements. These minimum initial investment amounts range from $0 to $2,500. See Buying, Selling and Exchanging Shares—Opening an Account and Placing Orders for details.

Investment Limits	None.

Conversion Features	None.

Front-End sales Charges	None.

Distribution and Service Fees	None.

(a)	See Buying, Selling and Exchanging Shares—Opening an Account and Placing Orders for more details on the eligible investors and investment minimums of these share classes.

FUNDamentals™

Selling and/or Servicing Agents

The terms “selling agent” and “servicing agent” refer to the financial intermediary that employs your financial advisor. Selling and/or servicing agents include, for example, brokerage firms, banks, investment advisors, third party administrators and other financial intermediaries, including affiliates of Bank of America, such as Banc of America Investment Services, Inc.

Financial Intermediary Compensation

The Distributor and Columbia Management may make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing/sales support services relating to the Columbia Funds. Such payments are generally based upon one or more of the following factors: average net assets of the Columbia Funds sold by the Distributor attributable to that intermediary, gross sales of the Columbia Funds distributed by the Distributor attributable to that intermediary, reimbursement of ticket charges (fees that an intermediary firm charges its representatives for effecting transactions in Fund shares) or a negotiated lump sum payment. While the financial

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arrangements may vary for each intermediary, the support payments to any one intermediary are generally between 0.05% and 0.35% (and 0.03% and 0.12% with regard to the Columbia Money Market Funds) on an annual basis for payments based on average net assets of the Fund attributable to the intermediary, and between 0.10% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Columbia Funds (other than the Columbia Money Market Funds) attributable to the intermediary.

The Distributor and Columbia Management may make payments in larger amounts or on a basis other than those described above when dealing with other affiliates of Bank of America. Such increased payments to the other Bank of America affiliate may enable the other Bank of America affiliate to offset credits that it may provide to customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customers’ investments in the Fund.

The Distributor and Columbia Management may also make payments to financial intermediaries, including other Bank of America affiliates, that provide shareholder services to retirement plans and other investment programs to compensate those intermediaries for services they provide to such programs, including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing.

These payments for shareholder servicing support vary by financial intermediary but generally are not expected, with certain limited exceptions, to exceed 0.35% of the average aggregate value of the Fund’s shares in any intermediary’s program on an annual basis for those classes of shares that pay a service fee pursuant to a plan under Rule 12b-1 under the 1940 Act, and 0.45% of the average aggregate value of the Fund’s shares in any intermediary’s program on an annual basis for those classes of shares that do not pay a service fee pursuant to a plan under Rule 12b-1 under the 1940 Act.

As of November 1, 2007, the board has authorized the Fund to reimburse the Transfer Agent for amounts paid to financial intermediaries that maintain assets in omnibus accounts, subject to an annual cap of 0.15% of the average aggregate value of the Fund’s shares maintained in such accounts. The amounts in excess of that reimbursed by the Fund are borne by the Distributor or Columbia Management. The Distributor and Columbia Management may make other payments or allow promotional incentives to broker/dealers to the extent permitted by SEC and Financial Industry Regulatory Authority (FINRA) rules and by other applicable laws and regulations.

Amounts paid by the Distributor and Columbia Management are paid out of the Distributor’s and Columbia Management’s own resources and do not increase the amount paid by you or the Fund. You can find further details about the payments made by the Distributor and Columbia Management and the services provided by financial intermediaries as well as a list of the intermediaries to which the Distributor and Columbia Management have agreed to make marketing support payments in the SAI. Your financial intermediary may charge you fees and commissions in addition to those described in the Prospectus/Proxy Statement. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants may have a financial incentive for recommending the Fund or a particular share class over

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others. See Management of the Fund—Other Roles and Relationships of Bank of America and its Affiliates—Certain Conflicts of Interest for more information.

BUYING, SELLING AND EXCHANGING SHARES

Share Price Determination

The price you pay or receive when you buy, sell or exchange shares is the Fund’s next determined net asset value (or NAV) per share for a given share class. The Fund calculates the net asset value per share for each class of the Fund at the end of each business day.

FUNDamentals™
NAV Calculation:

Each of the Funds’ share classes calculates its NAV as follows:

(Value of assets of the share class)
NAV	=	– (Liabilities of the share class)

Number of outstanding shares of the class

The value of the Fund’s shares is based on the total market value of all of the securities and other assets that it holds as of a specified time. The prices reported on stock exchanges and other securities markets around the world are usually used to value securities in the Fund. The Fund uses the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less.

If a market price isn’t readily available, the Fund will determine the price of the security held by the Fund based on Columbia Management’s determination of the security’s fair value. A market price is considered not readily available if, among other circumstances, the most recent reported price is deemed unreliable. In addition, the Fund may use fair valuation to price securities that trade on a foreign exchange when a significant event has occurred after the foreign exchange closes but before the time at which the Fund’s share price is calculated. Foreign exchanges typically close before the time at which Fund share prices are calculated, and may be closed altogether on some days when the Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) those impacting a single issuer; (2) governmental action that affects securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. The Fund uses various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a security’s market price is readily available and, if not, the fair value of the security.

Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when the Fund uses fair valuation to price securities, it may value those securities higher or lower than another mutual fund. Also, the use of fair valuation may cause the Fund’s performance to diverge to a greater degree from the performance of various benchmarks used to compare the Fund’s performance because benchmarks generally do not use fair valuation techniques. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value ascribed to a particular security is accurate. The Fund has retained an independent fair valuation pricing

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service to assist in the fair valuation process for foreign securities. International markets are sometimes open on days when U.S. markets are closed, which means that the value of foreign securities owned by the Fund could change on days when Fund shares cannot be bought or sold.

Transaction Rules and Policies

Remember that sales charges may apply to your transactions. You should also ask your selling and/or servicing agent about its rules, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

Also remember that the Fund may refuse any order to buy or exchange shares. If this happens, we’ll return any money we’ve received, but no interest will be paid on that money.

Order Processing

Orders to buy, sell or exchange shares are processed on business days. Orders can be delivered by mail, by telephone or online. Orders received in “good form” by the Transfer Agent or your selling and/or servicing agent before the end of a business day will receive that day’s net asset value per share. Orders received after the end of a business day will receive the next business day’s net asset value per share. The business day that applies to your order is also called a trade date.

FUNDamentals™

Business Days

A business day is any day that the New York Stock Exchange (NYSE) is open. A business day ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time. If the NYSE closes early, the business day ends as of the time the NYSE closes. On holidays and other days when the NYSE is closed, a Fund’s net asset value is not calculated and the Fund does not accept buy or sell orders. However, the value of a Fund’s assets may still be affected on such days to the extent that the Fund holds foreign securities that trade on days that foreign markets are open.

“Good Form”

An order is in “good form” if the Transfer Agent or your selling and/or servicing agent has all of the information and documentation it deems necessary to effect your order. For example, when you sell shares by letter of instruction, “good form” means that your letter has (i) complete instructions and the signatures of all account owners, (ii) a Medallion signature guarantee for amounts equal to or greater than $100,000 and (iii) any other required documents completed and attached. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, call 800.345.6611.

Medallion Signature Guarantees

Qualified customers can obtain a Medallion signature guarantee from any financial institution—including commercial banks such as Bank of America, credit unions and broker/dealers—that

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participates in one of the three Medallion signature guarantee programs recognized by the SEC. These Medallion signature guarantee programs are the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP).

Written Transactions

Once you have an account, you can communicate written buy, sell and exchange orders to the Transfer Agent at the following address: Columbia Funds, c/o Columbia Management Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.

Telephone Transactions

Once you have an account, you can place orders to buy, sell or exchange by telephone depending on how you complete the telephone authorization section of your account application. To place orders by telephone, call 800.422.3737. Have your account number and taxpayer identification number (TIN) available when calling.

You can sell up to an aggregate of $100,000 of shares via the telephone in any 30-day period if you qualify for telephone orders.

Telephone orders may not be as secure as written orders. Columbia Funds will take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. However, the Fund and its agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.

Online Transactions

Once you have an account, contact Columbia Funds at 800.345.6611 for more information on account trading restrictions and the special sign-up procedures required for online transactions. The Transfer Agent has procedures in place to authenticate electronic orders you deliver through the internet. You will be required to accept the terms of an online agreement and establish and utilize a password in order to access online account services.

You can sell up to an aggregate of $100,000 of shares through the internet in any 30-day period if you qualify for internet orders.

Customer Identification Program

Federal law requires the Fund to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Fund may need to delay the date of your purchase or may be unable to open your

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account, which may result in a return of your investment monies. In addition, if the Fund is unable to verify your identity after your account is open, the Fund reserves the right to close your account or take other steps as deemed reasonable. The Fund shall not be held liable for any loss resulting from any purchase delay, application rejection or account closure due to a failure to provide proper identifying information.

Small Account Policy — Accounts Below $250

Columbia Funds generally will automatically sell your shares if the value of your account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below $250. If your shares are sold, the Transfer Agent will remit the sale proceeds to you. Any otherwise applicable CDSC will not be imposed on such automatic sale of your shares. The Transfer Agent will send you written notification in advance of any automatic sale, which will provide details on how you may avoid such automatic sale. Generally, you may avoid such automatic sale by raising your account balance, consolidating your accounts through an exchange of shares of another Columbia Fund in which you hold shares, or setting up a Systematic Investment Plan. Contact the Transfer Agent, review our website at www.columbiafunds.com, call 800.345.6611 or contact your financial advisor for more information. The automatic sale of shares of accounts valued at less than $250 is expected to take place in the second quarter of each calendar year.

Columbia Funds may also sell your shares if a financial intermediary tells us to sell your shares pursuant to arrangements made with you, and under certain other circumstances allowed under the 1940 Act.

Small Account Policy — Minimum Balance Fee

If the value of your account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee will be assessed through the automatic sale of shares in your account. Any otherwise applicable CDSC will not be imposed on such automatic sale of your shares. The Transfer Agent will reduce the expenses paid by the Fund by any amounts it collects from the assessment of this fee. For Funds that do not have transfer agency expenses against which to offset the amount collected through assessment of this fee, the fee will be paid directly to the Fund. The Transfer Agent will send you written notification in advance of assessing any fee, which will provide details on how you can avoid the imposition of such fee. Generally, you may avoid the imposition of such fee by raising your account balance, consolidating your accounts through an exchange of shares of another Columbia Fund in which you hold shares, or setting up a Systematic Investment Plan. Contact the Transfer Agent, review our website at www.columbiafunds.com, call 800.345.6611 or contact your financial advisor for more information.

Columbia Funds reserves the right to change the minimum investment requirements for any Fund. We also reserve the right to lower the account size trigger point for the minimum balance fee in any year or for any class of shares when we believe it is appropriate to do so in light of declines in the market value of Fund shares, sales loads applicable to a particular class of shares, or for other reasons.

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Exceptions to the Small Account Policy

The automatic sale of shares of accounts under $250 and the annual minimum balance fee described previously do not apply to shareholders of Class R shares or shareholders holding their shares through broker/dealer networked accounts; wrap fee and omnibus accounts; accounts with active Systematic Investment Plans or payroll deduction plans; accounts that were created by the automatic conversion of Class B shares to Class A shares or former Class G shares to Class T shares; and certain qualified retirement plans and health savings accounts. The automatic sale of shares of accounts under $250 does not apply to individual retirement plans.

Cash Flows

The timing and magnitude of cash inflows from investors buying Fund shares could prevent the Fund from always being fully invested. Conversely, the timing and magnitude of cash outflows to investors selling Fund shares could require large ready reserves of uninvested cash to meet shareholder redemptions. Either situation could adversely impact the Fund’s performance.

Excessive Trading Practices

Right to Reject or Restrict Share Transaction Orders—The Fund is intended for investors with long-term investment purposes and is not intended as a vehicle for frequent trading activity (market timing) that is excessive. Investors should transact in Fund shares primarily for investment purposes. The Board has adopted excessive trading policies and procedures that are designed to deter excessive trading by investors (the Excessive Trading Policies and Procedures). The Fund discourages and does not accommodate excessive trading.

The Fund reserves the right to reject, without any prior notice, any buy or exchange order for any reason, and will not be liable for any loss resulting from rejected orders. For example, the Fund may in its discretion restrict, reject or cancel a buy or exchange order even if the transaction is not subject to the specific exchange limitation described below if the Fund or its agents determine that accepting the order could interfere with efficient management of the Fund’s portfolio or is otherwise contrary to the Fund’s best interests. The Excessive Trading Policies and Procedures apply equally to buy or exchange transactions communicated directly to the Transfer Agent and to those received by selling and/or servicing agents.

Specific Buying and Exchanging Limitations—If the Fund detects that an investor has made two “material round trips” in any 28-day period, it will generally reject the investor’s future buy orders, including exchange buy orders, involving any Columbia Fund.

For these purposes, a “round trip” is a purchase or exchange into the Fund followed by a sale or exchange out of the Fund. A “material” round trip is one that is deemed by the Fund to be material in terms of its amount or its potential detrimental impact on the Fund. Independent of this limit, the Fund may, in its discretion, reject future buy orders by any person, group or account that appears to have engaged in any type of excessive trading activity.

These limits generally do not apply to automated transactions or transactions by registered investment companies that invest in the Fund using a “fund of funds” structure. These limits do not

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apply to payroll deduction contributions by retirement plan participants, transactions initiated by a retirement plan sponsor or certain other retirement plan transactions consisting of rollover transactions, loan repayments and disbursements, and required minimum distribution redemptions. They may be modified or rescinded for accounts held by certain retirement plans to conform to plan limits, for considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs. Accounts known to be under common ownership or control generally will be counted together, but accounts maintained or managed by a common intermediary generally will not be considered to be under common ownership or control. The Fund retains the right to modify these restrictions at any time without prior notice to shareholders.

Limitations on the Ability to Detect and Prevent Excessive Trading Practices—The Fund takes various steps designed to detect and prevent excessive trading, including daily review of available shareholder transaction information. However, the Fund receives buy, sell and exchange orders through financial intermediaries, and cannot always know or reasonably detect excessive trading that may be facilitated by financial intermediaries or by the use of the omnibus account arrangements they offer. Omnibus account arrangements are common forms of holding shares of mutual funds, particularly among certain financial intermediaries such as broker/dealers, retirement plans and variable insurance products. These arrangements often permit financial intermediaries to aggregate their clients’ transactions and accounts, and in these circumstances, the identity of the shareholders is often not known.

Some financial intermediaries apply their own restrictions or policies to underlying investor accounts, which may be more or less restrictive than those described here. This may impact the Fund’s ability to curtail excessive trading, even where it is identified. For these and other reasons, it is possible that excessive trading may occur despite the Fund’s efforts to detect and prevent it.

Although these restrictions and policies involve judgments that are inherently subjective and may involve some selectivity in their application, the Fund seeks to act in a manner that it believes is consistent with the best interests of shareholders in making any such judgments.

Risks of Excessive Trading—Excessive trading creates certain risks to the Fund’s long-term shareholders and may create the following adverse effects:

•	negative impact on the Fund’s performance;

•	potential dilution of the value of the Fund’s shares;

•

interference with the efficient management of the Fund’s portfolio, such as the need to maintain undesirably large cash positions, the need to use its line of credit or the need to buy or sell securities it otherwise would not have bought or sold;

•	losses on the sale of investments resulting from the need to sell securities at less favorable prices;

•	increased taxable gains to the Fund’s remaining shareholders resulting from the need to sell securities to meet sell orders; and

•	increased brokerage and administrative costs.

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To the extent that the Fund invests significantly in foreign securities traded on markets that close before the Fund’s valuation time, it may be particularly susceptible to dilution as a result of excessive trading. Because events may occur after the close of foreign markets and before the Fund’s valuation time that influence the value of foreign securities, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of foreign securities as of the Fund’s valuation time. This is often referred to as price arbitrage. The Fund has adopted procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what the Fund believes to be the fair value of those securities as of its valuation time. To the extent the adjustments don’t work fully, investors engaging in price arbitrage may cause dilution in the value of the Fund’s shares held by other shareholders.

Similarly, to the extent that the Fund invests significantly in thinly traded high yield bonds (junk bonds) or equity securities of small-capitalization companies, because these securities are often traded infrequently, investors may seek to trade their shares in an effort to benefit from their understanding of the value of these securities. This is also a type of price arbitrage. Any such frequent trading strategies may interfere with efficient management of the Fund’s portfolio to a greater degree than would be the case for mutual funds that invest in highly liquid securities, in part because the Fund may have difficulty selling those portfolio securities at advantageous times or prices to satisfy large and/or frequent sell orders. Any successful price arbitrage may also cause dilution in the value of Fund shares held by other shareholders.

Opening an Account and Placing Orders

Columbia Funds encourages you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your selling and/or servicing agent. As described in Buying, Selling and Exchanging Shares—Transaction Rules and Policies, once you have an account you can also communicate your orders directly to the Transfer Agent by mail, by telephone or online.

BUYING SHARES

Eligible Investors: Class Z Shares

Once you have opened an account, you can buy Class Z shares in a lump sum, through our Systematic Investment Plan, by dividend diversification, by wire or by electronic funds transfer. Class Z shares are only available to the categories of eligible investors described below, each of which is subject to its own minimum initial investment requirements.

Minimum Initial Investments

There is no minimum initial investment in Class Z shares for the following categories of eligible investors:

•

Any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Columbia Management Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the funds of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000, in which the investor was a

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participant and through which the investor invested in one or more of the funds of Columbia Acorn Trust immediately prior to the distribution, transfer or rollover.

•

Any health savings account sponsored by a third party platform, including those sponsored by Bank of America affiliates, and any omnibus group retirement plan for which a financial intermediary or other entity provides services and is not compensated by the Funds for those services, other than in the form of payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

•

Any investor participating in a wrap program sponsored by a financial intermediary or other entity that is paid an asset-based fee by the investor and that is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

The minimum initial investment in Class Z shares for the following categories of eligible investors is $1,000:

•

Any individual retirement plan (assuming the eligibility criteria below are met) or group retirement plan that is not held in an omnibus manner for which a financial intermediary or other entity provides services and is not compensated by the Funds for those services, other than in the form of payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

The minimum initial investment in Class Z shares for the following categories of eligible investors is $2,500:

•

Any client of Bank of America or one of its subsidiaries buying shares through an asset management company, trust, fiduciary, retirement plan administration or similar arrangement with Bank of America or the subsidiary.

•	Any investor buying shares through a Columbia Management state tuition plan organized under Section 529 of the Internal Revenue Code.

•

Any shareholder (as well as any family member of a shareholder or person listed on an account registration for any account of the shareholder) of another fund distributed by the Distributor (i) who holds Class Z Shares; (ii) who held Primary A shares prior to the share class redesignation of Primary A shares as Class Z shares that occurred on August 22, 2005; (iii) who holds Class A shares that were obtained by an exchange of Class Z shares; or (iv) who bought shares of certain mutual funds that were not subject to sales charges and that merged with another fund distributed by the Distributor.

•	Any trustee or director (or family member of a trustee or director) of a fund distributed by the Distributor.

•	Any employee (or family member of an employee) of Bank of America or one of its subsidiaries.

•

Any investor participating in an account offered by a financial intermediary or other entity that provides services to such an account, is paid an asset-based fee by the investor and is not compensated by the Funds for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent (each investor buying shares through

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a financial intermediary must independently satisfy the minimum Investment requirement noted above).

•

Any institutional investor who is a corporation, partnership, trust, foundation, endowment, institution, government entity, or similar organization, which meets the respective qualifications for an accredited investor, as defined under the Securities Act of 1933.

•

Certain financial institutions and intermediaries, such as insurance companies, trust companies, banks, endowments, investment companies or foundations, buying shares for their own account, including Bank of America and its affiliates and/or subsidiaries.

Minimum Additional Investments

There is no minimum additional investment for Class Z shares.

Systematic Investment Plan

The Systematic Investment Plan allows you to make regular purchases in amounts of $50 or more via automatic transfers from your bank account to the Fund on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan.

Dividend Diversification

Generally, you may automatically invest distributions made by another Columbia Fund into the same class of shares (and in some cases certain other classes of shares) of the Fund at no additional sales charge. A sales charge may apply when you invest distributions made by a Columbia Fund that were not assessed a sales charge at the time of your initial purchase. Call Columbia Funds at 800.345.6611 for details.

Wire Purchases

You may buy Class Z shares of the Fund by wiring money from your bank account to your Fund account by calling the Transfer Agent at 800.422.3737.

Electronic Funds Transfer

You may buy Class Z shares of the Fund by electronically transferring money from your bank account to your Fund account by calling the Transfer Agent at 800.422.3737. An electronic funds transfer may take up to three business days to settle and be considered in “good form.” You must set up this feature by contacting the Transfer Agent prior to your request.

Other Purchase Rules You Should Know

•	Once the Transfer Agent or your selling and/or servicing agent receives your buy order in “good form,” your purchase will be made at the next calculated net asset value per share.

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•	You generally buy Class Z shares at net asset value per share because no front-end sales charge applies to purchases of this share class.

•

The Fund reserves the right to cancel your order if it doesn’t receive payment within three business days of receiving your buy order. The Fund will return any payment received for orders that have been cancelled, but no interest will be paid on that money.

•	Selling and/or servicing agents are responsible for sending your buy orders to the Transfer Agent and ensuring that we receive your money on time.

•	Shares bought are recorded on the books of the Fund. The Fund doesn’t issue certificates.

SELLING SHARES

When you sell your shares, the Fund is effectively buying them back from you. This is called a redemption.

Wire Redemptions:

You may request that your Class Z shares sale proceeds be wired to your bank account by calling the Transfer Agent at 800.422.3737. You must set up this feature prior to your request. For shares sold by Fedwire, there is generally a fee of $7.50. The receiving bank may charge an additional fee. The Transfer Agent may waive the fee for certain accounts.

Electronic Funds Transfer

You may sell Class Z shares of the Fund and request that the proceeds be electronically transferred to your bank account by calling the Transfer Agent at 800.422.3737. It may take up to three business days for the sale proceeds to be received by your bank. You must set up this feature by contacting the Transfer Agent prior to your request.

Systematic Withdrawal Plan

The Systematic Withdrawal Plan lets you withdraw funds from your Class Z shares account any day of the month on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan. Your account balance generally must be at least $5,000 to set up the plan, but certain fee-based and wrap accounts are not subject to this requirement. If you set up the plan after you’ve opened your account, your signature must be Medallion guaranteed.

You can choose to receive your withdrawals via check or direct deposit into your bank account. You can cancel the plan by giving Columbia Funds 30 days notice in writing or by calling the Transfer Agent at 800.422.3737. It’s important to remember that if you withdraw more than your investment in the Fund is earning, you’ll eventually use up your original investment.

In-Kind Distributions

The Fund reserves the right to honor sell orders with in-kind distributions of portfolio securities instead of cash. In the event the Fund makes such an in-kind distribution, you may incur the brokerage

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and transaction costs associated with converting the portfolio securities you receive into cash. Also, the portfolio securities you receive may increase or decrease in value before you convert them into cash.

Other Redemption Rules You Should Know

•	Once the Transfer Agent or your selling and/or servicing agent receives your sell order in “good form,” your shares will be sold at the next calculated net asset value per share.

•

If you sell your shares directly through Columbia Funds, we will normally send the sale proceeds by mail or electronically transfer them to your bank account within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in “good form.”

•

If you sell your shares through a selling agent, Columbia Funds will normally send the sale proceeds by Fedwire within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in “good form.”

•

If you paid for your shares by check or by wire transfer from your bank account as an Automated Clearing House (ACH) transaction, Columbia Funds will hold the sale proceeds when you sell those shares for up to 10 days after the trade date of the purchase.

•	No interest will be paid on uncashed redemption checks.

•

Columbia Funds can delay payment of the sale proceeds for up to seven days and may suspend redemptions and/or postpone payment of redemption proceeds when the NYSE is closed or during emergency circumstances as determined by the SEC.

•	Other restrictions may apply to retirement accounts. For information about these restrictions, contact your retirement plan administrator.

•	Also keep in mind Columbia Funds’ Small Account Policy, which is described above in Buying, Selling and Exchanging Shares—Transaction Rules and Policies.

EXCHANGING SHARES

You can generally sell shares of the Fund to buy shares of another Columbia Fund, in what is called an exchange. You should read the prospectus of, and make sure you understand the investment objective and principal investment strategies of, the Columbia Fund into which you are exchanging.

Systematic Exchanges

You may buy Class Z shares of the Fund by exchanging $100 or more each month from another Columbia Fund for shares of the same class of the Fund at no additional cost. Contact the Transfer Agent or your financial advisor to set up the plan. If you set up your plan to exchange more than $100,000 each month, you must have your signature Medallion guaranteed.

Exchanges will continue as long as your balance is sufficient to complete the systematic monthly transfers, subject to Columbia Funds’ Small Account Policy described above in Buying, Selling and Exchanging Shares—Transaction Rules and Policies. You may terminate the program or change the amount

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you would like to exchange (subject to the $100 minimum) by calling Columbia Funds at 800.345.6611. A sales charge may apply when you exchange shares of a Columbia Fund that were not assessed a sales charge at the time of your initial purchase.

The rules described below for making exchanges apply to systematic exchanges.

Other Exchange Rules You Should Know

•	Exchanges are made at net asset value.

•	You can generally make exchanges between like share classes of any Columbia Fund. Some exceptions apply.

•	The rules for buying shares of a Columbia Fund apply to exchanges into that Fund.

•	You may make exchanges only into a Columbia Fund that is legally offered and sold in your state of residence.

•	You generally may make an exchange only into a Columbia Fund that is accepting investments.

•	The Fund may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

•	Unless your account is part of a tax-advantaged retirement plan, an exchange for shares of another fund is a taxable event, and you may realize a gain or loss for tax purposes.

Same-Fund Exchange Privilege for Class Z Shares

Certain shareholders invested in a class of shares other than Class Z may become eligible to be invested in Class Z shares. Upon a determination of such eligibility, any such shareholders will be eligible to exchange their shares for Class Z shares of the same fund. No sales charges or other charges will apply to such an exchange. Ordinarily, shareholders will not recognize a gain or loss for federal income tax purposes upon such an exchange. Investors should contact their selling and/or servicing agents to learn more about the details of the Class Z shares exchange privilege.

DISTRIBUTIONS AND TAXES

Distributions to Shareholders

A mutual fund can make money two ways:

•	It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds, and dividends paid on common stocks.

•

A mutual fund can also have capital gain if the value of its investments increases. While a fund continues to hold an investment, any gain is unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than it originally paid. Capital gains are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term gains) or more than one year (long-term gains).

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FUNDamentals™

Distributions

Mutual funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund’s distributed income, including capital gain.

Reinvesting your distributions buys you more shares of a fund—which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you’ll earn more money if you reinvest your distributions rather than receive them in cash.

The Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its net income (interest and dividends less expenses) and net capital gains so that the Fund won’t have to pay any federal income tax on undistributed income and gains. The Fund intends to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year. Normally, the Fund will declare and pay distributions of net investment income according to the following schedule:

Declaration and Distribution Schedule
Declarations	Semi-annually
Distributions	Semi-annually

The Fund may, however, declare and pay distributions of net investment income more frequently.

Different share classes of the Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

The Fund generally pays cash distributions within five business days after the distribution was declared. If you sell all of your shares after the record date but before the payment date for a distribution, you’ll normally receive that distribution in cash within five business days after the sale was made.
The Fund will automatically reinvest distributions in additional shares of the same share class of the Fund unless you inform us you want to receive your distributions in cash. You can do this by writing Columbia Funds at the address on the back cover, or by calling us at 800.345.6611. No sales charges apply to the purchase or sale of such shares. Distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.

Unless you are investing through a tax-deferred retirement account (such as an IRA), you should consider avoiding buying Fund shares shortly before the Fund makes a distribution, because doing so can cost you money in taxes. This is because you will, in effect, receive part of your purchase price back in the distribution. This is known as “buying a dividend.” To avoid “buying a dividend,” check the Fund’s distribution schedule above before you invest. Similarly, if you buy shares of the Fund when it holds

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securities with unrealized capital gain, you will, in effect, receive part of your purchase price back if and when the Fund sells those securities and distributes the realized gain. This distribution is also subject to tax. The Fund may have, or may build up over time, high levels of unrealized capital gain. If you buy shares of the Fund when it has capital loss carryforwards, the Fund may have the ability to offset future capital gains realized by the Fund that otherwise would have been distributed to shareholders with such carryforwards, although capital loss carryforwards generally expire after eight taxable years and may be subject to substantial limitations.

Taxes and Your Investment

The Fund will send you a statement each year showing how much you’ve received in distributions in the prior year and the distributions’ character for federal income tax purposes. The Fund expects that distributions will consist primarily of capital gains. In addition, you should be aware of the following:

•

The Fund intends to qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund’s failure to qualify as a regulated investment company would result in fund level taxation, and consequently, a reduction in income available for distribution to you.

•	Distributions are usually taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund.

•

Distributions of the Fund’s ordinary income and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Fund’s net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long the Fund has owned the investments that generated them, rather than how long you have owned your shares.

•

For taxable years beginning on or before December 31, 2010, if you are an individual and you meet certain holding period and other requirements for your Fund shares, a portion of your distributions may be treated as “qualified dividend income.” Qualified dividend income is income attributable to the Fund’s dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends.

•	For taxable years beginning on or before December 31, 2010, the maximum individual federal income tax rate on net long-term capital gain and qualified dividend income is 15%.

•

A sale or exchange of Fund shares is a taxable event. This includes redemptions where you are paid in securities. Your sales (including those paid in securities) and exchanges of Fund shares usually will result in a taxable capital gain or loss to you, equal to the difference between the amount you receive for your shares (or are deemed to have received in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held your Fund shares for more than one year at the time of sale or exchange. In certain circumstances, capital losses may be disallowed.

•	The Fund is required by federal law to withhold tax on any taxable distributions and sale proceeds paid to you (including amounts paid to you in securities and amounts deemed to be

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paid to you upon an exchange of shares) if: you haven’t provided a correct taxpayer identification number (TIN) or haven’t certified to the Fund that withholding doesn’t apply; the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records; or the IRS informs the Fund that you are otherwise subject to backup withholding.

FUNDamentals™

Taxes

The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Fund. It is not intended as a substitute for careful tax planning. Your investment in the Fund may have other tax implications.

It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA.

You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Fund, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.

HYPOTHETICAL FEES AND EXPENSES

The following supplemental hypothetical investment information provides additional information about the effect of the fees and expenses of the Fund, including investment advisory fees and other Fund costs, on the Fund’s returns over a 10-year period. The chart shows the estimated fees and expenses that would be charged on a hypothetical investment of $10,000 in Class Z shares of the Fund, assuming a 5% return each year, the cumulative return after fees and expenses and the hypothetical year-end balance before fees and expenses. The chart also assumes that all dividends and distributions are reinvested. The annual expense ratio used for the share class, which is the same as that stated in the Annual Fund Operating Expense table, is presented in the chart and is net of any contractual fee waivers or expense reimbursements for the period of contractual commitment. Your actual costs may be higher or lower.

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HYPOTHETICAL FEES AND EXPENSES

The following supplemental hypothetical investment information provides additional information about the effect of the fees and expenses of the Fund, including investment advisory fees and other Fund costs, on the Fund’s returns over a 10-year period. The chart shows the estimated fees and expenses that would be charged on a hypothetical investment of $10,000 in Class Z shares of the Fund, assuming a 5% return each year, the cumulative return after fees and expenses and the hypothetical year-end balance before fees and expenses. The annual expense ratio used for the share class, which is the same as that stated in the Annual Fund Operating Expense table, is presented in the chart and is net of any contractual fee waivers or expense reimbursements for the period of contractual commitment. Your actual costs may be higher or lower.

	Maximum Sales Charge 0.00%	Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio(a)	Cumulative Return After Fees and Expenses	Hypothetical Year- End Balance After Fees and Expenses	Annual Fees and Expenses(b)
1	5.00%	1.41%	3.59%	$10,359.41	$143.12
2	10.25%	1.41%	7.32%	$10,731.74	$148.26
3	15.76%	1.41%	11.17%	$11,117.45	$153.59
4	21.55%	1.41%	15.17%	$11,517.02	$159.11
5	27.63%	1.41%	19.31%	$11,930.95	$164.83
6	34.01%	1.41%	23.60%	$12,359.76	$170.75
7	40.71%	1.41%	28.04%	$12,803.99	$176.89
8	47.75%	1.41%	32.64%	$13,264.17	$183.25
9	55.13%	1.41%	37.41%	$13,740.90	$189.83
10	62.89%	1.41%	42.35%	$14,234.76	$196.65

Total Gain After Fees and Expenses				$4,234.76
Total Annual Fees and Expenses					$1,686.27

(a)	The annual expense ratio shown is the pro forma operating expense ratio of the Fund assuming the consummation of the Merger.
(b)	Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

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Appendix E—Comparison of Organizational Documents

Comparison of the Declaration of Trust of the Excelsior Trust and the Declaration of Trust of the Columbia Trust.

The material differences between the terms of the Declaration of Trust of the Excelsior Funds Trust (“EFT”), of which International Equity Fund is a series, and the Declaration of Trust of the Columbia Funds Series Trust I (“CFST I”), of which the Acquiring Fund is a series, are highlighted below.

Shareholder voting rights: CFST I shareholders have the right to vote on issues as required by the 1940 Act, including 1) to elect trustees, 2) to approve investment advisory agreements and principal underwriting agreements, 3) to approve a change in sub-classification, 4) to approve any change in fundamental investment policies, 5) to approve a distribution plan under Rule 12b-1, 6) to terminate CFST I’s independent public accountant, 7) to decide whether or not a court action, proceeding or claim should be brought or maintained derivatively or as a class action on behalf of CFST I or shareholders, and 8) with respect to the termination of CFST I or any series or class by the shareholders. EFT shareholders have the power to vote only with respect to 1) the removal of trustees to the extent provided in the Declaration of Trust, 2) any investment advisory or management contract, 3) any termination of EFT to the extent provided in the Declaration of Trust, 4) the amendment of the Declaration of Trust to the extent and as provided in the Declaration of Trust, and 5) such additional matters relating to EFT as may be required or authorized by law, the Declaration of Trust, the Bylaws or any registration of EFT with the SEC or any state, or as the trustees may consider necessary or desirable.

Shareholder meetings, quorum and voting: A special meeting of EFT shareholders may be called by the trustees and must be called by the trustees upon the written request of shareholders owning at least ten percent of the outstanding shares of the series or class entitled to vote. Only the trustees may call CFST I shareholder meetings. A quorum is met for EFT when 33?% of the shares entitled to vote are present. A quorum is met for CFST I when 30% of the shares entitled to vote are present. For both EFT and CFST I, a majority of shares voted decides all matters, except that a plurality elects a trustee. For both EFT and CFST I, when a matter affects the rights of a specific series or class, a majority of the shares of such series or class entitled to vote is required to decide the question.

Notice to shareholders and proxies: Notice of EFT shareholder meetings must be sent to shareholders not less than 15 days prior to the meeting; CFST I shareholder meetings require only 7 days prior notice. Both EFT and CFST I notices may be sent by mail; however, CFST I notices also may be sent via “facsimile or other electronic transmission.” In general, both EFT and CFST I shares may be voted in person or by proxy.

Amendment to the Declaration of Trust: CFST I trustees can amend the Declaration of Trust without shareholder approval provided they give notice of any non-ministerial amendment to shareholders. EFT trustees can amend the Declaration of Trust without shareholder approval, except that shareholders are entitled to vote on amendments 1) that would affect the voting rights of shareholders, 2) for which shareholder approval is required by law or EFT’s registration statement filed with the SEC, and 3) that are submitted to them by the trustees in their discretion.

Termination of the trust, series or class: CFST I and any series or class thereof may be terminated at any time by the trustees by written notice to the shareholders or at any time by vote of at least 66 2/3% of the

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shares entitled to vote. EFT trustees may terminate EFT or any series thereof subject to a majority shareholder vote of EFT or of the series affected. However, EFT trustees may terminate EFT or any series without shareholder approval if a majority of the trustees determines that the continuation of EFT or the series is not in the best interests of EFT, such series or their respective shareholders as a result of factors or events adversely affecting the ability of EFT or such series to conduct its business and operations in an economically viable manner.

Merger, consolidation or conversion: CFST I trustees may cause CFST I or any series thereof to be merged or consolidated with another trust or company. CFST I trustees are expressly allowed to transfer all or a substantial portion of the assets of CFST I to another trust or company. CFST I trustees may accomplish such merger or consolidation without the vote of shareholders, unless such shareholder vote is required by law. EFT trustees have the same power to merge or consolidate EFT so long as the surviving entity is EFT or another open-end management investment company registered under the 1940 Act, or a series thereof that will succeed or assume EFT’s registration under the 1940 Act.

Committees: CFST I trustees have the power to form committees consisting of one or more trustees to exercise the powers and authority of the trustees to the extent the trustees determine. EFT trustees have the power to establish committees for such purposes, with such membership, and with such responsibilities as the trustees may consider proper. EFT trustees are expressly granted authority to establish a committee with the power to act for and bind the trustees and EFT with respect to any legal actions or proceedings concerning EFT.

Trustee removal: EFT trustees may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other trustees. CFST I trustees may be removed with or without cause by majority vote of the trustees. Additionally, as required by Section 16(c) of the 1940 Act, a trustee of either EFT or CSFT I may be removed at a shareholders meeting by a vote of at least two-thirds of the outstanding shares.

Trustee liability and indemnification: CFST I trustees are specifically exempted from any liability whatsoever in connection with the property or affairs of CFST I or arising out of the neglect of officers, agents, employees or other trustees of CFST I. In addition, CFST I trustees who hold a position or special appointment, such as chair of a committee, or who are singled out as experts on particular issues are not held to any higher standard than other trustees with respect to their duties. EFT trustees are exempted from liability for any claims against the trust. EFT trustees are also exempted from liability for any act or omission or for neglect or wrongdoing of them or any officer, agent, employee, investment adviser or independent contractor provided that the trustees exercised reasonable care and acted under the reasonable belief that their actions were in the best interest of EFT. Notwithstanding the foregoing, trustees of neither EFT nor CFST I are exempted from liability for willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

With respect to expenses incurred in defending trustees, EFT trustees can be advanced expenses upon a written agreement whereby the trustee agrees to repay the amount advanced if he is found not to be entitled to indemnification so long as 1) the trustee posts security for the undertaking, 2) EFT has insurance for losses arising by reason of lawful advances or 3) a majority of a quorum of disinterested trustees, or independent legal counsel, determines that the trustee will ultimately be found entitled to indemnification.

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Distributions: CFST I trustees must make distributions of net income at least yearly. EFT trustees are not required to pay distributions, although such distributions are typically paid in order to ensure qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended.

Comparison of the Governing Documents of Excelsior Funds, Inc. and Columbia Funds Series Trust I

The material differences between the terms of the Articles of Incorporation and Bylaws of Excelsior Funds, Inc. (“EFI”) (of which International Fund is a series) and the Declaration of Trust and Bylaws of Columbia Funds Series Trust I (“CFST I”) (of which the Acquiring Fund is a series) are highlighted below.

Shareholder voting rights: EFI’s Articles of Incorporation (the “Articles”) provide that stockholders have the right to vote on any matter submitted to a vote of stockholders. The Bylaws specifically provide that shareholders have the right to elect directors, the ability to remove directors (with or without cause), and the ability to adopt, alter, amend, or repeal the Bylaws by majority vote at any annual or special meeting. The Articles also specify that any amendments to the Articles which change the terms or contract rights of any of its outstanding stock are not valid unless authorized by not less than a majority of the aggregate number of votes entitled to be cast at a meeting. Although not specifically stated in the Articles, EFI stockholders have the right to vote on all matters required by the 1940 Act. On any matter submitted to a vote, shares are voted in the aggregate and not by class except that: (i) when expressly required by law, or when otherwise permitted by the Board of Directors acting in its sole discretion, shares of capital stock are voted by individual class and (ii) only shares of the respective class or classes affected by a matter are entitled to vote on such matter.

CFST I’s Declaration of Trust (the “Declaration”) provides shareholders with the power to vote on (1) the election of trustees (shareholders may also fix the number of trustees at a shareholder meeting called for that purpose); (2) whether or not a court action, proceeding or claim should be brought or maintained derivatively or as a class action on behalf of CFST I or shareholders; (3) the termination of CFST I or any series or class by the shareholders; and (4) such additional matters relating to CFST I as may be required by applicable law, including the 1940 Act, the Declaration, CFST I’s Bylaws or any registration of CFST I with the SEC (or any successor agency) or any state, or as the trustees may consider necessary or desirable. Shareholders of any particular series or class are not entitled to vote on any matters as to which such series of class is not affected. There is no cumulative voting in the election of trustees.

Shareholder meetings: EFI’s Bylaws provide that special meetings of the stockholders may be called at any time by the Board of Directors or by the President, and must be called by the President or Secretary at the request in writing of a majority of the Board of Directors or at the request in writing of stockholders entitled to cast at least twenty-five (25) percent of all the votes entitled to be cast at such meeting.

The Declaration provides that only the trustees may call shareholder meetings.

Quorum for shareholder meetings: EFI’s Bylaws state that a quorum is met when at least a majority of the shares entitled to vote are present.

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The Declaration states that a quorum is met when thirty (30) percent of the shares entitled to vote are present.

Required shareholder vote: Except when a larger vote is required by law or the Articles, EFI’s Bylaws state that a majority of all the votes cast when a quorum is met will decide all matters. When a matter is to be voted on by an individual class or series, then a majority of all the votes cast for that class or series will decide that matter insofar as that class or series is concerned.

The Declaration provides that except when a larger vote is required by law, by CFST I’s Bylaws, or by specific provisions in the Declaration, a majority of shares voted when a quorum is present will decide all matters, except that a plurality elects a trustee. The Declaration also specifies that, where a matter affects the rights of a specific series or class, a majority of the shares of such series or class entitled to vote is required to decide the question.

Notice to shareholders: EFI’s Bylaws state that notice of shareholder meetings must be sent to shareholders not less than ten (10) days nor more than ninety (90) days prior to the meeting.

The Declaration provides that notice of shareholder meetings must be sent to shareholders at least seven (7) days prior to the meeting. In addition to notice by mail (postage prepaid), the Declaration states that notice can also be provided by facsimile or other electronic transmission. The Declaration also specifies that a written waiver of notice, executed before or after the meeting and filed with the records of the meeting, shall be deemed equivalent to such notice.

Amendment to the Charter: The Articles provide that EFI can make amendments to the Articles that are authorized by law, including any amendments changing the terms or contract rights of any of its outstanding stock by classification, reclassification or otherwise, but no amendment that changes such terms or contract rights of any of its outstanding stock is valid unless such amendment is authorized by not less than a majority of the aggregate number of the votes entitled to be cast thereon.

The trustees of CFST I can amend the Declaration without shareholder approval. The trustees must provide notice of any non-ministerial amendment to shareholders.

Termination of a fund, series or class: The Articles do not specifically provide for the termination of EFI, and the corporation is of perpetual duration. However, the Board of Directors may sell and convert the assets of any class of EFI to money and EFI may then redeem all of the outstanding shares of such class at the net asset value without shareholder approval unless shareholder approval is required by law.

CFST I and any series or class thereof may be terminated at any time by the trustees by written notice to shareholders or at any time by vote of at least 66 2/3% of the shares entitled to vote. CFST I may be terminated at any time by vote of at least 66 2/3% of the shares of each series entitled to vote and voting separately by series. Any series or class may be terminated at any time by vote of at least 66 2/3 % of the shares of that series or class.

Merger, consolidation or conversion: The Articles permit the Board of Directors to sell and convey the assets of a class of EFI to another investment management company (as defined under the 1940 Act) without shareholder approval unless shareholder approval is required by law. The Articles further permit the Board of Directors to combine the assets belonging to a class with the assets belonging to any one or

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more other classes without shareholder approval (unless shareholder approval is required by law) if the Board of Directors reasonably determines that such combination will not have a material adverse effect on the shareholders of any class participating in such combination.

CFST I’s trustees have the power to cause CFST I or any series to be merged or consolidated with another trust or company. The trustees may accomplish such merger or consolidation without the vote of shareholders, unless such shareholder vote is required by law. Trustees are expressly allowed to transfer all or a substantial portion of the assets of CFST I to another trust or company.

Committees: EFI does not have mandatory committees, but the Board of Directors may appoint from among its members an executive and other committees of the Board of Directors composed of two or more directors. To the extent permitted by law, the Board of Directors may delegate to any such committee or committees any of the powers of the Board of Directors in the management of the business, affairs and property of EFI.

CFST I does not have any mandatory committees, but the trustees may form committees consisting of one or more trustees to exercise the powers and authority of the trustees to the extent the trustees determine.

Trustee/director removal: EFI’s Bylaws provide that directors may be removed, with or without cause, at any meeting of the stockholders called for that purpose by a majority vote.

CFST I’s trustees may be removed with or without cause by majority vote of the trustees.

Trustee liability and indemnification: EFI’s Bylaws state that directors will be indemnified to the full extent permissible under the General Laws of the State of Maryland, the 1933 Act and the 1940 Act, except that such indemnity shall not protect any such person against any liability to EFI to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Inclusion of the language “to the full extent permissible under the 1940 Act” has the effect of limiting the indemnification of EFI’s Directors in a manner similar to the corresponding provisions in CFST I’s Declaration of Trust.

CFST I’s trustees are liable to CFST I for willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the trustee’s office. CFST I trustees are specifically exempted from liability for neglect of officers, agents or employees of CFST I. In addition, CFST I trustees that are singled out as experts on particular issues, such as a chair of a committee, are not held to any higher standard than their non-expert counterparts with respect to their duties.

Advancement of expenses incurred in defending directors/trustees: EFI’s Bylaws provide that directors are entitled to advances from EFI for payment of the reasonable expenses incurred by them in connection with proceedings to which the director is a party in the manner and to the full extent permissible under the General Laws of the State of Maryland, the 1933 Act and the 1940 Act. Inclusion of the language “to the full extent permissible under the 1940 Act” has the effect of limiting the advancement of expenses in a manner similar to the corresponding provisions in CFST I’s Bylaws.

CFST I’s Bylaws provide that, upon receipt of an undertaking by or on behalf of the trustee or officer to repay amounts ultimately determined to be unauthorized under the Bylaws, CFST I shall

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advance to eligible trustees and officers expenses incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body in which such persons are or were involved as a party or otherwise or with which such persons are or were threatened, by reason of any alleged act or omission or be reason of being or having been a trustee or officer. Any such expenses include counsel fees but exclude amounts paid in satisfaction of judgments, in compromise or as fines or penalties in the advance of the final disposition of any such action. CFST I shall pay such expenses provided that either (1) such persons have provided appropriate security, (b) CFST I shall be insured against losses arising from any such advance payments or (c) either a majority of the disinterested trustees acting on the matter or independent legal counsel in a written opinion have determines that there is reason to believes such persons will be found entitled to indemnification under CFST I’s Bylaws.

Shareholder liability: EFI shareholders are ordinarily insulated from liability for the debts of EFI absent fraud or clear disregard for the corporate structure.

All persons extending credit to, contracting with or having any claim against CFST I or any series or class must look only to the assets of CFST I or the series or class, as applicable, for payment under such credit, contract or claim, and shareholders, whether past, present or future, are not personally liable therefore. If any shareholder or former shareholder is held personally liable solely by reason of his or her being or having been a shareholder of CFST I or of a particular series or class, and not because of his or her acts or omissions or for some other reason, the shareholder or former shareholder shall be entitled out of the assets of the series (or attributable to the class) of which he or she is a shareholder or former shareholder to be held harmless from and indemnified against all loss and expense arising from such liability.

Stock certificates: EFI’s Bylaws state that stockholders are entitled upon written request to a stock certificate or certificates, representing and certifying the number and kind of full shares held by the stockholder.

CFST I generally does not issue share certificates.

Authorized shares: The Board of Directors of EFI must authorize shares of EFI before such shares may be issued, and such shares have a par value of $0.001 per share.

CFST I has an unlimited number of authorized shares, without par value.

Involuntary redemptions of accounts: The Articles provide that the EFI, to the extent permitted by applicable law, has the right at any time to redeem the shares owned by any stockholder if the value of such shares in the shareholder’s account is less than five hundred dollars ($500), provided that each stockholder shall be notified that his account is less than $500 and allowed sixty (60) days to make additional purchases of shares before such redemption.

The Declaration provides that CSFT I may redeem shares of any shareholder (i) if the shareholder owns shares of any series or class with an aggregate net asset value of less than an amount determined by the trustees from time to time , or (ii) to the extent the shareholder owns shares equal to or in excess of a percentage determined from time to time by the trustees of the outstanding shares of CFST I or any series or class thereof.

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EXC-51/148938-0208

Filed pursuant to Rule 497(b).
File no. 333-148106.

BLENDED EQUITY FUND	INTERMEDIATE-TERM BOND FUND
CORE BOND FUND	LARGE CAP GROWTH FUND
EMERGING MARKETS FUND	MID CAP VALUE AND RESTRUCTURING FUND
ENERGY AND NATURAL RESOURCES FUND	PACIFIC/ASIA FUND
EQUITY OPPORTUNITIES FUND	SMALL CAP FUND

VALUE AND RESTRUCTURING FUND

One Financial Center, Boston, Massachusetts 02111-2621

Dear Shareholder:

I am writing to ask for your vote on the proposed merger of your Excelsior Fund into a corresponding Columbia Fund that has been newly formed for the purpose of redomiciling your Excelsior Fund from a series of Excelsior Funds, Inc. (a Maryland corporation) or Excelsior Funds Trust (a Delaware statutory trust), as applicable, to a series of Columbia Funds Series Trust I (a Massachusetts business trust), at a special meeting of shareholders of your Excelsior Fund to be held on March 14, 2008.

The proposed merger is one of several mergers recommended by Columbia Management Group, LLC (“CMG”) following the recent acquisition by Bank of America Corporation (“Bank of America”) of U.S. Trust Corporation (“U.S. Trust”). The acquisition included all of U.S. Trust’s subsidiaries, including the investment advisor to your Excelsior Fund. Bank of America is the ultimate parent of Columbia Management Advisors, LLC (“Columbia Management”), the investment advisor to the Columbia Fund into which your Excelsior Fund will be merged. Shareholders of the Excelsior Funds previously approved new investment advisory agreements that became effective upon completion of the acquisition. CMG recommended each proposed merger because it believes that by streamlining the product offering of the fund complex, management, distribution and other resources will be more effectively concentrated on a more focused group of portfolios.

Should the merger of your Excelsior Fund be approved and other conditions to the merger be satisfied, your current investment will be exchanged for an equal investment (that is, dollar value) in the corresponding Columbia Fund. The exchange is expected to be tax-free for U.S. federal income tax purposes. You will receive shares of the corresponding Columbia Fund corresponding to the class of shares you currently own (for example, if you hold Shares Class shares of your Excelsior Fund, you will receive Class Z shares of the corresponding Columbia Fund). More information on the specific details of and reasons for the merger of your Excelsior Fund is contained in the enclosed combined Prospectus/Proxy Statement. Please read it carefully.

THE TRUSTEES OR DIRECTORS, AS APPLICABLE, OF YOUR EXCELSIOR FUND UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR THE MERGER OF YOUR EXCELSIOR FUND.

YOUR VOTE IS IMPORTANT. YOU CAN VOTE BY COMPLETING THE ENCLOSED PROXY CARD. A SELF-ADDRESSED POSTAGE-PAID ENVELOPE HAS BEEN ENCLOSED FOR YOUR CONVENIENCE.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

Christopher L. Wilson

President and Principal Executive Officer

Excelsior Funds, Inc.

Excelsior Funds Trust

February 8, 2008

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD

March 14, 2008

BLENDED EQUITY FUND

CORE BOND FUND

EMERGING MARKETS FUND

ENERGY AND NATURAL RESOURCES FUND

INTERMEDIATE-TERM BOND FUND

LARGE CAP GROWTH FUND

PACIFIC/ASIA FUND

SMALL CAP FUND

VALUE AND RESTRUCTURING FUND

Each a Series of Excelsior Funds, Inc.

One Financial Center

Boston, Massachusetts 02111-2621

1-800-708-7953

February 8, 2008

To the shareholders of each Excelsior Fund set forth above:

NOTICE IS HEREBY GIVEN that a special meeting of the shareholders of each Excelsior Fund set forth above (each, the “Excelsior Fund”), each a series of Excelsior Funds, Inc., will be held at 2:00 p.m. Eastern time on March 14, 2008, at One Financial Center, Boston, Massachusetts 02111-2621, for the following purposes:

1.	To approve an Agreement and Plan of Reorganization providing for (i) the sale of all of the assets of the Excelsior Fund to, and the assumption of all of the liabilities of the Excelsior Fund by, the corresponding newly-formed series of Columbia Funds Series Trust I (each, the “Columbia Fund”) in exchange for shares of the Columbia Fund, and (ii) the distribution of such shares to the shareholders of the Excelsior Fund in complete liquidation of the Excelsior Fund.

2.	To consider and act upon such other matters as may properly come before the meeting or any adjourned session of the meeting.

Shareholders of record of the Excelsior Fund at the close of business on December 21, 2007 are entitled to notice of and to vote at the meeting and any adjourned session of the meeting.

By Order of the Board of Directors,

James R. Bordewick, Jr.,

Secretary

Excelsior Funds, Inc.

NOTICE:	YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE SEE THE ENCLOSED PROSPECTUS/PROXY STATEMENT AND OTHER MATERIALS FOR INSTRUCTIONS ON HOW TO VOTE EASILY AND QUICKLY.

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD

March 14, 2008

EQUITY OPPORTUNITIES FUND

MID CAP VALUE AND RESTRUCTURING FUND

Each a Series of Excelsior Funds Trust

One Financial Center

Boston, Massachusetts 02111-2621

1-800-708-7953

February 8, 2008

To the shareholders of each Excelsior Fund set forth above:

NOTICE IS HEREBY GIVEN that a special meeting of the shareholders of each Excelsior Fund set forth above (each, the “Excelsior Fund”), each a series of Excelsior Funds Trust, will be held at 2:00 p.m. Eastern time on March 14, 2008, at One Financial Center, Boston, Massachusetts 02111-2621, for the following purposes:

1.	To approve an Agreement and Plan of Reorganization providing for (i) the sale of all of the assets of the Excelsior Fund to, and the assumption of all of the liabilities of the Excelsior Fund by, the corresponding newly-formed series of Columbia Funds Series Trust I (each, the “Columbia Fund”) in exchange for shares of the Columbia Fund, and (ii) the distribution of such shares to the shareholders of the Excelsior Fund in complete liquidation of the Excelsior Fund.

2.	To consider and act upon such other matters as may properly come before the meeting or any adjourned session of the meeting.

Shareholders of record of the Excelsior Fund at the close of business on December 21, 2007 are entitled to notice of and to vote at the meeting and any adjourned session of the meeting.

By Order of the Board of Trustees,

James R. Bordewick, Jr.,

Secretary

Excelsior Funds Trust

NOTICE:	YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE SEE THE ENCLOSED PROSPECTUS/PROXY STATEMENT AND OTHER MATERIALS FOR INSTRUCTIONS ON HOW TO VOTE EASILY AND QUICKLY.

PROSPECTUS/PROXY STATEMENT

January 16, 2008

Acquisition of the Assets and Liabilities of:	By and in Exchange for Shares of:
BLENDED EQUITY FUND	COLUMBIA BLENDED EQUITY FUND
CORE BOND FUND	COLUMBIA BOND FUND
EMERGING MARKETS FUND	COLUMBIA EMERGING MARKETS FUND
ENERGY AND NATURAL RESOURCES FUND	COLUMBIA ENERGY AND NATURAL RESOURCES FUND
INTERMEDIATE-TERM BOND FUND	COLUMBIA SHORT-INTERMEDIATE BOND FUND
LARGE CAP GROWTH FUND	COLUMBIA SELECT LARGE CAP GROWTH FUND
PACIFIC/ASIA FUND	COLUMBIA PACIFIC/ASIA FUND
SMALL CAP FUND	COLUMBIA SELECT SMALL CAP FUND
VALUE AND RESTRUCTURING FUND	COLUMBIA VALUE AND RESTRUCTURING FUND

c/o Excelsior Funds, Inc. One Financial Center Boston, Massachusetts 02111-2621 1-800-708-7953	c/o Columbia Funds Series Trust I One Financial Center Boston, Massachusetts 02111-2621 1-800-708-7953

EQUITY OPPORTUNITIES FUND	COLUMBIA SELECT OPPORTUNITIES FUND
MID CAP VALUE AND RESTRUCTURING FUND	COLUMBIA MID CAP VALUE AND RESTRUCTURING FUND

c/o Excelsior Funds Trust One Financial Center Boston, Massachusetts 02111-2621 1-800-708-7953	c/o Columbia Funds Series Trust I One Financial Center Boston, Massachusetts 02111-2621 1-800-708-7953

This prospectus/proxy statement (the “Prospectus/Proxy Statement”) and the enclosed proxy card (the “Proxy Card”) are expected to be mailed to shareholders beginning on or about February 8, 2008.

The Prospectus/Proxy Statement contains information each shareholder should know before voting on the following proposal with respect to his or her investment in one of the Excelsior Funds listed above:

Proposal: Approval of the Agreement and Plan of Reorganization with respect to the proposed acquisition of certain series (collectively, the “Acquired Funds” and each an “Acquired Fund”) of Excelsior Funds, Inc. (the “Acquired Corporation”) and Excelsior Funds Trust (the “Acquired Trust” and, together with the Acquired Corporation, the “Acquired Companies”) by the corresponding series (collectively, the “Acquiring Funds” and each an “Acquiring Fund”) of Columbia Funds Series Trust I (the “Columbia Trust”) (the “Agreement and Plan of Reorganization”).

The proposal will be considered by shareholders of each Acquired Fund at a combined special meeting of shareholders of the Acquired Funds (the “Meeting”) that will be held at One Financial Center, Boston, Massachusetts 02111-2621. Approval of the proposal for one Acquired Fund is not contingent upon approval of the proposal by one or more other Acquired Funds. If certain Acquired Funds approve the proposal and certain other Acquired Funds do not approve the proposal, the Acquired Funds that approved the proposal will be merged into the corresponding Acquiring Funds in accordance with the Agreement and Plan of Reorganization and the Board of Directors of the Acquired Corporation or the Board of Trustees of the Acquired Trust, as applicable, will consider what action to take regarding those Acquired Funds that did not approve the proposal.

The Acquiring Funds are managed by Columbia Management Advisors, LLC (“Columbia Management”), an affiliate of UST Advisers, Inc. (“UST Advisers”) and United States Trust Company, National Association (“USTNA”) (through its separate identifiable division, U.S. Trust New York Asset Management Division (“USTNY”)). UST Advisers is investment advisor of Emerging Markets Fund, Small Cap Fund and Value and Restructuring Fund, and USTNY is the investment advisor of the remaining Acquired Funds. Bank of America Corporation, the ultimate parent of Columbia Management, acquired U.S. Trust Corporation, the ultimate parent of UST Advisers and USTNA, on July 1, 2007. Prior to that acquisition, Columbia Management was not an affiliate of UST Advisers or USTNA.

Effective on or about February 15, 2008, each investment advisory contract pursuant to which USTNY provides investment advisory services to an Acquired Fund will be assigned to UST Advisers. Both USTNY and UST Advisers are wholly-owned subsidiaries of Bank of America Corporation. The Board of Trustees of the Acquired Trust and the Board of Directors of the Acquired Corporation each approved the transfer at a meeting held on December 12, 2007, in anticipation of the merger of USTNA into Bank of America, N.A., which is scheduled to take place on February 22, 2008. This transfer will not change (i) the way in which any Acquired Fund is managed, including the level of services provided, (ii) the team of investment professionals providing services to any Acquired Fund, or (iii) the management fees any Acquired Fund pays.

Although the Agreement and Plan of Reorganization contemplates transactions in which an Acquired Fund transfers all of its assets and liabilities to a corresponding Acquiring Fund in exchange for shares of the corresponding Acquiring Fund, the Prospectus/Proxy Statement refers to each such transaction as a “Merger,” and the transactions collectively as the “Mergers.” The Acquired Funds and

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the Acquiring Funds are referred to herein collectively as the “Funds” (or individually as a “Fund”). The Funds are series of separate registered open-end management investment companies. Please read the Prospectus/Proxy Statement and keep it for future reference.

The following documents have been filed with the Securities and Exchange Commission (the “SEC”) and are incorporated into the Prospectus/Proxy Statement by reference:

•	The Statement of Additional Information of the Acquiring Funds dated January 16, 2008, relating to the Prospectus/Proxy Statement.

•	The Prospectuses of the Acquired Funds dated July 1, 2007, as supplemented to date.

•

The Class A and Class C Shares Prospectus of Equity Opportunities Fund, Large Cap Growth Fund, Value and Restructuring Fund, Small Cap Fund, Emerging Markets Fund and Energy and Natural Resources Fund dated October 1, 2007, as supplemented to date.

•	The Statements of Additional Information of the Acquired Funds dated July 1, 2007, as supplemented to date.

•

The Class A and Class C Shares Statement of Additional Information of the Equity Opportunities Fund, Large Cap Growth Fund, Value and Restructuring Fund, Small Cap Fund, Emerging Markets Fund and Energy and National Resources Fund dated October 1, 2007, as supplemented to date.

•

The Reports of Independent Registered Public Accounting Firm and the audited financial statements included in the Annual Reports to Shareholders of the Acquired Funds dated March 31, 2007, and the unaudited financial statements included in the Semiannual Reports to Shareholders of the Acquired Funds dated September 30, 2007.

The Acquired Funds previously have sent their annual reports and semiannual reports to their shareholders. For a free copy of an Acquired Fund’s most recent reports or any of the documents listed above, call 1-800-708-7953, or write to the Acquired Fund at the address listed on the cover of the Prospectus/Proxy Statement. Shareholders also may obtain many of these documents by accessing the Acquired Funds’ Internet site at www.columbiafunds.com. Text-only versions of the Acquired Funds’ documents can be viewed online or downloaded without charge from the EDGAR database on the SEC’s Internet site at www.sec.gov. Shareholders can review and copy information about the Funds by visiting the Public Reference Room, Office of Consumer Affairs and Information Services, U.S. Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-2521. Shareholders can obtain copies, upon payment of a duplicating fee, by sending an e-mail request to publicinfo@sec.gov or by writing the Public Reference Room at the address above. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-5850.

The SEC has not approved or disapproved these securities or determined if the Prospectus/Proxy Statement is truthful or complete. Any representation to the contrary is a criminal offense.

An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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I. QUESTIONS AND ANSWERS REGARDING APPROVAL OF THE MERGERS

The following questions and answers provide an overview of key features of each Merger and of the information contained in the Prospectus/Proxy Statement. Please review the Prospectus/Proxy Statement prior to executing a proxy or casting a vote. For answers to questions about the Merger, please call 1-800-708-7953.

1.     What Mergers are being proposed?

The Board of Directors of the Acquired Corporation (the “Board of Directors”) and the Board of Trustees of the Acquired Trust (the “Board of Trustees” and, together with the Board of Directors, the “Boards”) are recommending that shareholders of each Acquired Fund approve the merger of such Acquired Fund into a corresponding Acquiring Fund, as set forth in the table below:

Blended Equity Fund		Columbia Blended Equity Fund
Shares Class	→	Class Z

Core Bond Fund		Columbia Bond Fund
Shares Class	→	Class Z
Institutional Shares Class	→	Class Z

Emerging Markets Fund		Columbia Emerging Markets Fund
Class A	→	Class A
Class C	→	Class C
Shares Class	→	Class Z
Institutional Shares Class	→	Class Z

Energy and Natural Resources Fund		Columbia Energy and Natural Resources Fund
Class A	→	Class A
Class C	→	Class C
Shares Class	→	Class Z

Equity Opportunities Fund		Columbia Select Opportunities Fund
Class A	→	Class A
Class C	→	Class C
Shares Class	→	Class Z
Institutional Shares Class	→	Class Z

Intermediate-Term Bond Fund		Columbia Short-Intermediate Bond Fund
Shares Class	→	Class Z

Large Cap Growth Fund		Columbia Select Large Cap Growth Fund
Class A	→	Class A
Class C	→	Class C
Shares Class	→	Class Z
Institutional Shares Class	→	Class Z
Retirement Shares Class	→	Class R

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Mid Cap Value and Restructuring Fund		Columbia Mid Cap Value and Restructuring Fund
Shares Class	→	Class Z
Institutional Shares Class	→	Class Z
Retirement Shares Class	→	Class R

Pacific/Asia Fund		Columbia Pacific/Asia Fund
Shares Class	→	Class Z

Small Cap Fund		Columbia Select Small Cap Fund
Class A	→	Class A
Class C	→	Class C
Shares Class	→	Class Z
Retirement Shares Class	→	Class R

Value and Restructuring Fund		Columbia Value and Restructuring Fund
Class A	→	Class A
Class C	→	Class C
Shares Class	→	Class Z
Institutional Shares Class	→	Class Z
Retirement Shares Class	→	Class R

This means that each Acquired Fund would transfer all of its assets and liabilities to the corresponding Acquiring Fund listed opposite it in the table above in exchange for shares of the corresponding Acquiring Fund. If an Acquired Fund’s Merger is approved and completed, shareholders of each class of the Acquired Fund will receive shares of the corresponding class of the corresponding Acquiring Fund with a dollar value equal to the dollar value of their Acquired Fund shares on the business day prior to the closing of the Merger. Each Merger currently is scheduled to take place at the end of the first quarter of 2008.

2.    Why are the Mergers being proposed?

The Boards recommend approval of the Mergers because the Boards believe that the Mergers will provide a single, more integrated mutual fund complex, will facilitate compliance monitoring and efficient administration of the Funds and will afford shareholders exchange privileges among a broader group of funds.

Please review “Reasons for the Mergers and Directors’/Trustees’ Considerations” in Section II of the Prospectus/Proxy Statement for more information regarding the factors considered by the Boards.

3.     How do the fees and the operating expense ratios of the Funds compare, and what are they estimated to be following each Merger?

The tables below allow a shareholder to compare the sales charges, the fees and the operating expense ratios of each Acquired Fund and to analyze the estimated operating expenses that Columbia Management expects each Acquiring Fund to bear in the first year following its Merger. The Annual Fund Operating Expenses set forth in the tables below are paid by each Fund. They include management fees, distribution and service fees (if applicable) and administrative costs, including pricing and custody services.

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The Annual Fund Operating Expenses shown in the tables below represent expenses for each Acquired Fund’s most recent fiscal year (ended March 31, 2007) and those projected for each Acquiring Fund on a pro forma combined basis after giving effect to the proposed Mergers, based on pro forma combined net assets as of December 31, 2007.

Based on the operating expense ratios shown below, the total and net operating expense ratios of each class of shares of each Acquiring Fund following its Merger are expected to be lower than or equal to the total and net operating expense ratios of the corresponding class of shares of the corresponding Acquired Fund (other than Institutional Shares Class shares of Core Bond Fund, Class A, Class C and Institutional Shares Class shares of Emerging Markets Fund, Class A and Class C shares of Energy and Natural Resources Fund, Class A, Class C and Institutional Shares Class shares of Equity Opportunities Fund, Class A, Class C and Institutional Shares Class shares of Large Cap Growth Fund, Institutional Shares Class shares of Mid Cap Value and Restructuring Fund, Class A and Class C shares of Small Cap Fund, and Class A, Class C and Institutional Shares Class shares of Value and Restructuring Fund, the total and net operating expense ratios of which are expected to be higher than the total and net operating expense ratios of the corresponding class of shares of the corresponding Acquired Fund).

Shareholder Fees

(paid directly from shareholder’s investment)

	Blended Equity Fund (Acquired Fund) Shares Class	Pro Forma Columbia Blended Equity Fund (Acquiring Fund) Class Z
Redemption fee (%) (as a percentage of the amount redeemed, if applicable)(1)	2.00	N/A

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Annual Fund Operating Expenses (as a % of average daily net assets)

(deducted directly from Fund assets)

	Blended Equity Fund (Acquired Fund) Shares Class		Pro Forma Columbia Blended Equity Fund (Acquiring Fund) Class Z
Management Fee (%)	0.90	(2)(3)	0.90	(4)(5)
Distribution and Service Fees (%)	0.00		0.00
Other Expenses (%)	0.31		0.08	(6)

Total Annual Fund Operating Expenses (%)	1.21		0.98	(7)
Less Fee Waivers/Expense Reimbursements (%)	(0.11	)(8)

Net Annual Fund Operating Expenses (%)	1.10

(1)	This redemption fee is charged if shareholders redeem or exchange shares within 60 days of the date of purchase.
(2)	The Acquired Fund pays an investment advisory fee of 0.75% and an administration fee of 0.15%. Columbia Management receives an administration fee, computed daily and paid monthly, based on the combined aggregate average daily net assets of Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust (excluding Emerging Markets Fund, International Fund, International Equity Fund and Pacific/Asia Fund). The breakpoint schedule is as follows: 0.20% for net assets up to $200 million; 0.175% for net assets in excess of $200 million and up to $400 million; and 0.15% for net assets in excess of $400 million.
(3)	Columbia Management has voluntarily agreed to waive 0.05% of the administration fee. If this waiver were reflected in the table, “Management Fee” would be 0.85% and “Total Annual Fund Operating Expenses” would be 1.16%. Columbia Management, at its discretion, may revise or discontinue this arrangement at any time.
(4)	The Acquiring Fund pays an investment advisory fee of 0.75% and an administration fee of 0.15%.
(5)	Columbia Management has voluntarily agreed to waive 0.05% of the administration fee. If this waiver were reflected in the table, “Management Fee” would be 0.85% and “Total Annual Fund Operating Expenses” would be 0.93%. Columbia Management, at its discretion, may revise or discontinue this arrangement at any time.
(6)	Other expenses have been restated to reflect contractual changes to the fees paid by the Acquiring Fund.
(7)	Columbia Management has contractually agreed to waive fees and/or to reimburse the Acquiring Fund for certain expenses so that total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes, and extraordinary expenses, but inclusive of custodial charges relating to overdrafts), after giving effect to any balance credits from the Acquiring Fund’s custodian, do not exceed 1.10% of the average daily net assets of the Acquiring Fund. Columbia Management has agreed to keep this arrangement in place until July 31, 2009.
(8)	The expense information in the table reflects contractual fee waivers currently in effect. USTNY has contractually agreed to waive fees or reimburse expenses in order to keep net annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) from exceeding 1.10%. The waiver agreement may not be terminated before July 31, 2008. In addition, this agreement will renew automatically for an additional 12-month term unless USTNY terminates the agreement by providing written notice to the Acquired Fund prior to the expiration of the current term.

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Shareholder Fees

(paid directly from shareholder’s investment)

	Core Bond Fund (Acquired Fund)		Pro Forma Columbia Bond Fund (Acquiring Fund) Class Z
	Shares Class	Institutional Shares Class
Redemption fee (%) (as a percentage of the amount redeemed, if applicable)(1)	2.00	2.00	N/A

Annual Fund Operating Expenses (as a % of average daily net assets)

(deducted directly from Fund assets)

	Core Bond Fund (Acquired Fund)				Pro Forma Columbia Bond Fund (Acquiring Fund)
	Shares Class		Institutional Shares Class		Class Z
Management Fee (%)	0.80	(2)(3)	0.80	(2)(3)	0.80	(4)(5)
Distribution and Service Fees (%)	0.00		0.00		0.00
Other Expenses (%)	0.34		0.09		0.10	(6)
Acquired Fund Fees and Expenses(7) (%)	0.03		0.03		0.03

Total Annual Fund Operating Expenses (%)	1.17		0.92		0.93
Less Fee Waivers/Expense Reimbursements (%)	(0.24	)(8)	(0.24	)(8)	(0.24	)(9)

Net Annual Fund Operating Expenses (%)	0.93		0.68		0.69

(1)	This redemption fee is charged if shareholders redeem or exchange shares within 60 days of the date of purchase.
(2)	The Acquired Fund pays an investment advisory fee of 0.65% and an administration fee of 0.15%. Columbia Management receives an administration fee, computed daily and paid monthly, based on the combined aggregate average daily net assets of Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust (excluding Emerging Markets Fund, International Fund, International Equity Fund and Pacific/Asia Fund). The breakpoint schedule is as follows: 0.20% for net assets up to $200 million; 0.175% for net assets in excess of $200 million and up to $400 million; and 0.15% for net assets in excess of $400 million.
(3)	Columbia Management has voluntarily agreed to waive 0.05% of the administration fee. If this waiver were reflected in the table, “Management Fee” would be 0.75% and “Total Annual Fund Operating Expenses” would be 1.12% and 0.87% for Shares Class and Institutional Shares Class shares, respectively. Columbia Management, at its discretion, may revise or discontinue this arrangement at any time.
(4)	The Acquiring Fund pays an investment advisory fee of 0.65% and an administration fee of 0.15%.
(5)	Columbia Management has voluntarily agreed to waive 0.05% of the administration fee. If this waiver were reflected in the table, “Management Fee” would be 0.75% and “Total Annual Fund Operating Expenses” would be 0.88%. Columbia Management, at its discretion, may revise or discontinue this arrangement at any time.

8

(6)	Other expenses have been restated to reflect contractual changes to the fees paid by the Acquiring Fund.
(7)	Acquired Fund Fees and Expenses reflect the estimated amount of the fees and expenses incurred indirectly by a Fund through its investments in underlying funds.
(8)	The expense information in the table reflects contractual fee waivers currently in effect. USTNY has contractually agreed to waive fees or reimburse expenses in order to keep net annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) from exceeding 0.90% and 0.65% for Shares Class and Institutional Shares Class shares, respectively. The waiver agreement may not be terminated before July 31, 2008. In addition, this agreement will renew automatically for an additional 12-month term unless USTNY terminates the agreement by providing written notice to the Acquired Fund prior to the expiration of the current term. The waiver agreement is limited to the Acquired Fund’s direct operating expenses and, therefore, does not apply to Acquired Fund Fees and Expenses, which are indirect expenses incurred by the Acquired Fund through its investments in underlying funds. On September 28, 2006, the Acquired Fund’s investment advisory fee was reduced from 0.75% to 0.65%. The annual fund operating expenses have been adjusted to reflect estimated expenses attributed with this new rate.
(9)	Columbia Management has contractually agreed to waive fees and/or to reimburse the Acquiring Fund for certain expenses so that total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes, and extraordinary expenses, but inclusive of custodial charges relating to overdrafts), after giving effect to any balance credits from the Acquiring Fund’s custodian, do not exceed 0.66% of the average daily net assets of the Acquiring Fund. Columbia Management has agreed to keep this arrangement in place until July 31, 2009. The expense reduction agreement is limited to the Acquiring Fund’s direct operating expenses and, therefore, does not apply to Acquired Fund Fees and Expenses.

9

Shareholder Fees

(paid directly from shareholder’s investment)

	Emerging Markets Fund (Acquired Fund)					Pro Forma Columbia Emerging Markets Fund (Acquiring Fund)
	Class A		Class C	Shares Class	Institutional Shares Class	Class A		Class C	Class Z
Maximum sales charge (load) on purchases (%) (as a percentage of offering price)	5.75		N/A	N/A	N/A	5.75		N/A	N/A
Maximum deferred sales charge (load) on redemptions (%) (as a percentage of the lesser of purchase price or redemption price)	1.00	(1)	1.00	N/A	N/A	1.00	(1)	1.00	N/A
Redemption fee (%) (as a percentage of the amount redeemed, if applicable)(2)	2.00		2.00	2.00	2.00	2.00		2.00	2.00

Annual Fund Operating Expenses (as a % of average daily net assets)

(deducted directly from Fund assets)

	Emerging Markets Fund (Acquired Fund)								Pro Forma Columbia Emerging Markets Fund (Acquiring Fund)
	Class A		Class C		Shares Class		Institutional Shares Class		Class A		Class C		Class Z
Management Fee (%)	1.45	(3)(4)	1.45	(3)(4)	1.45	(3)(4)	1.45	(3)(4)	1.45	(5)(6)	1.45	(5)(6)	1.45	(5)(6)
Distribution and Service Fees (%)	0.25		1.00		0.00		0.00		0.25		1.00		0.00
Other Expenses (%)	0.21		0.21		0.46		0.21		0.28	(7)	0.28	(7)	0.28	(7)
Acquired Fund Fees and Expenses(8) (%)	0.02		0.02		0.02		0.02		0.02		0.02		0.02

Total Annual Fund Operating Expenses (%)	1.93		2.68		1.93		1.68		2.00		2.75		1.75
Less Fee Waivers/Expense Reimbursements (%)	(0.06	)(9)	(0.06	)(9)	(0.06	)(9)	(0.06	)(9)	(0.03	)(10)	(0.03	)(10)	(0.03	)(10)

Net Annual Fund Operating Expenses (%)	1.87		2.62		1.87		1.62		1.97		2.72		1.72

(1)	This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 12 months of purchase.
(2)	This redemption fee is charged if shareholders redeem or exchange shares within 60 days of the date of purchase.
(3)	The Acquired Fund pays an investment advisory fee of 1.25% and an administration fee of 0.20%. Columbia Management receives an administration fee, computed daily and paid monthly, based on the combined aggregate average daily net assets of Emerging Markets Fund, International Fund, International Equity Fund and Pacific/Asia Fund.

10

(4)	Columbia Management has voluntarily agreed to waive 0.05% of the administration fee. If this waiver were reflected in the table, “Management Fee” would be 1.40% and “Total Annual Fund Operating Expenses” would be 1.88%, 2.63%, 1.88% and 1.63% for Class A, Class C, Shares Class, and Institutional Class shares, respectively. Columbia Management, at its discretion, may revise or discontinue this arrangement at any time.
(5)	The Acquiring Fund pays an investment advisory fee of 1.25% and an administration fee of 0.20%.

(6)	Columbia Management has voluntarily agreed to waive 0.05% of the administration fee. If this waiver were reflected in the table, “Management Fee” would be 1.40% and “Total Annual Fund Operating Expenses” would be 1.95%, 2.70%, and 1.70% for Class A, Class C and Class Z shares, respectively. Columbia Management, at its discretion, may revise or discontinue this arrangement at any time.
(7)	Other expenses have been restated to reflect contractual changes to the fees paid by the Acquiring Fund.
(8)	Acquired Fund Fees and Expenses reflect the estimated amount of the fees and expenses incurred indirectly by a Fund through its investments in underlying funds.
(9)	The expense information in the table reflects contractual fee waivers currently in effect. USTNY has contractually agreed to waive fees or reimburse expenses in order to keep total annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) from exceeding 1.96%, 2.71%, 1.85% and 1.60% for Class A, Class C, Shares Class and Institutional Shares Class shares, respectively. The waiver agreement may not be terminated before July 31, 2008. In addition, this agreement will renew automatically for an additional 12 month term unless USTNY terminates the agreement by providing written notice to the Acquired Fund prior to the expiration of the current term. The waiver agreement is limited to the Acquired Fund’s direct operating expenses and, therefore, does not apply to Acquired Fund Fees and Expenses.
(10)	Columbia Management has contractually agreed to waive fees and/or to reimburse the Acquiring Fund for certain expenses so that total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes, and extraordinary expenses, but inclusive of custodial charges relating to overdrafts), after giving effect to any balance credits from the Acquiring Fund’s custodian, do not exceed 1.70% of the average daily net assets of the Acquiring Fund. Columbia Management has agreed to keep this arrangement in place until July 31, 2009. The waiver agreement is limited to the Acquiring Fund’s direct operating expenses and, therefore, does not apply to Acquired Fund Fees and Expenses.

11

Shareholder Fees

(paid directly from shareholder’s investment)

	Energy and Natural Resources Fund (Acquired Fund)				Pro Forma Columbia Energy and Natural Resources Fund (Acquiring Fund)
	Class A		Class C	Shares Class	Class A		Class C	Class Z
Maximum sales charge (load) on purchases (%) (as a percentage of offering price)	5.75		N/A	N/A	5.75		N/A	N/A
Maximum deferred sales charge (load) on redemptions (%) (as a percentage of the lesser of purchase price or redemption price)	1.00	(1)	1.00	N/A	1.00	(1)	1.00	N/A
Redemption fee (%) (as a percentage of the amount redeemed, if applicable)(2)	2.00		2.00	2.00	N/A		N/A	N/A

Annual Fund Operating Expenses (as a % of average daily net assets)

(deducted directly from Fund assets)

	Energy and Natural Resources Fund (Acquired Fund)						Pro Forma Columbia Energy and Natural Resources Fund (Acquiring Fund)
	Class A		Class C		Shares Class		Class A		Class C		Class Z
Management Fee (%)	0.75	(3)(4)	0.75	(3)(4)	0.75	(3)(4)	0.75	(5)(6)	0.75	(5)(6)	0.75	(5)(6)
Distribution and Service Fees (%)	0.25		1.00		0.00		0.25		1.00		0.00
Other Expenses (%)	0.13		0.13		0.38		0.23	(7)	0.23	(7)	0.23	(7)

Total Annual Fund Operating Expenses (%)	1.13	(8)	1.88	(8)	1.13	(8)	1.23	(9)	1.98	(9)	0.98	(9)

(1)	This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 12 months of purchase.
(2)	This redemption fee is charged if shareholders redeem or exchange shares within 60 days of the date of purchase.
(3)	The Acquired Fund pays an investment advisory fee of 0.60% and an administration fee of 0.15%. Columbia Management receives an administration fee, computed daily and paid monthly, based on the combined aggregate average daily net assets of Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust (excluding Emerging Markets Fund, International Fund, International Equity Fund and Pacific/Asia Fund. The breakpoint schedule is as follows: 0.20% for net assets up to $200 million; 0.175% for net assets in excess of $200 million and up to $400 million; and 0.15% for net assets in excess of $400 million.
(4)

Columbia Management has voluntarily agreed to waive 0.05% of the administration fee. If this waiver were reflected in the table, “Management Fee” would be 0.70% and “Total Annual Fund Operating Expenses” would be 1.08%, 1.83%, and 1.08% for Class A, Class C, and Shares Class

12

shares, respectively. Columbia Management, at its discretion, may revise or discontinue this arrangement at any time.
(5)	The Acquiring Fund pays an investment advisory fee of 0.60% and an administration fee of 0.15%.
(6)	Columbia Management has voluntarily agreed to waive 0.05% of the administration fee. If this waiver were reflected in the table, “Management Fee” would be 0.70% and “Total Annual Fund Operating Expenses” would be 1.18%, 1.93% and 0.93% for Class A, Class C and Class Z shares, respectively. Columbia Management, at its discretion, may revise or discontinue this arrangement at any time.
(7)	Other expenses have been restated to reflect contractual changes to the fees paid by the Acquiring Fund.
(8)	The expense information in the table reflects contractual fee waivers currently in effect. USTNY has contractually agreed to waive fees or reimburse expenses in order to keep total annual fund operating expenses (excluding interest, taxes, and certain non-routine expenses) from exceeding 1.31%, 2.06% and 1.25% for Class A, Class C and Shares Class shares, respectively. The waiver agreement may not be terminated before July 31, 2008. In addition, this agreement will renew automatically for an additional 12 month term unless USTNY terminates the agreement by providing written notice to the Acquired Fund prior to the expiration of the current term.
(9)	Columbia Management has contractually agreed to waive fees and/or to reimburse the Acquiring Fund for certain expenses so that total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes, and extraordinary expenses, but inclusive of custodial charges relating to overdrafts), after giving effect to any balance credits from the Acquiring Fund’s custodian, do not exceed 1.25% of the average daily net assets of the Acquiring Fund. Columbia Management has agreed to keep this arrangement in place until July 31, 2009.

Shareholder Fees

(paid directly from shareholder’s investment)

	Equity Opportunities Fund (Acquired Fund)					Pro Forma Columbia Select Opportunities Fund (Acquiring Fund)
	Class A		Class C	Shares Class	Institutional Shares Class	Class A		Class C	Class Z
Maximum sales charge (load) on purchases (%) (as a percentage of offering price)	5.75		N/A	N/A	N/A	5.75		N/A	N/A
Maximum deferred sales charge (load) on redemptions (%) (as a percentage of the lesser of purchase price or redemption price)	1.00	(1)	1.00	N/A	N/A	1.00	(1)	1.00	N/A
Redemption fee (%) (as a percentage of the amount redeemed, if applicable)(2)	2.00		2.00	2.00	2.00	N/A		N/A	N/A

13

Annual Fund Operating Expenses (as a % of average daily net assets)

(deducted directly from Fund assets)

	Equity Opportunities Fund (Acquired Fund)								Pro Forma Columbia Select Opportunities Fund (Acquiring Fund)
	Class A		Class C		Shares Class		Institutional Shares Class		Class A		Class C		Class Z
Management Fee (%)	0.90	(3)(4)	0.90	(3)(4)	0.90	(3)(4)	0.90	(3)(4)	0.90	(5)(6)	0.90	(5)(6)	0.90	(5)(6)
Distribution and Service Fees (%)	0.25		1.00		0.00	(7)	0.00		0.25		1.00		0.00
Other Expenses (%)	0.09		0.09		0.34		0.09		0.10	(8)	0.10	(8)	0.10	(8)

Total Annual Fund Operating Expenses (%)	1.24		1.99		1.24		0.99		1.25		2.00		1.00
Less Fee Waivers/Expense Reimbursements (%)	(0.19	)(9)	(0.19	)(9)	(0.19	)(9)	(0.19	)(9)	(0.18	)(10)	(0.18	)(10)	(0.18	)(10)

Net Annual Fund Operating Expenses (%)	1.05		1.80		1.05		0.80		1.07		1.82		0.82

(1)	This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 12 months of purchase.
(2)	This redemption fee is charged if shareholders redeem or exchange shares within 60 days of the date of purchase.
(3)	The Acquired Fund pays an investment advisory fee of 0.75% and an administration fee of 0.15%. Columbia Management receives an administration fee, computed daily and paid monthly, based on the combined aggregate average daily net assets of Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust (excluding Emerging Markets Fund, International Fund, International Equity Fund and Pacific/Asia Fund. The breakpoint schedule is as follows: 0.20% for net assets up to $200 million; 0.175% for net assets in excess of $200 million and up to $400 million; and 0.15% for net assets in excess of $400 million.
(4)	Columbia Management has voluntarily agreed to waive 0.05% of the administration fee. If this waiver were reflected in the table, “Management Fee” would be 0.85% and “Total Annual Fund Operating Expenses” would be 1.19%, 1.94%, 1.19% and 0.94% for Class A, Class C, Shares Class, and Institutional Class shares, respectively. Columbia Management, at its discretion, may revise or discontinue this arrangement at any time.
(5)	The Acquiring Fund pays an investment advisory fee of 0.75% and an administration fee of 0.15%.
(6)	Columbia Management has voluntarily agreed to waive 0.05% of the administration fee. If this waiver were reflected in the table, “Management Fee” would be 0.85% and “Total Annual Fund Operating Expenses” would be 1.20%, 1.95% and 0.95% for Class A, Class C and Class Z shares, respectively. Columbia Management, at its discretion, may revise or discontinue this arrangement at any time.
(7)	The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940 that authorizes, with respect to Shares Class shares, the payment of up to 0.25% for the distribution of Shares Class shares. No fees are being assessed under the plan at this time with respect to Shares Class shares.

14

(8)	Other expenses have been restated to reflect contractual changes to the fees paid by the Acquiring Fund.
(9)	The expense information in the table reflects contractual fee waivers currently in effect. USTNY has contractually agreed to waive fees or reimburse expenses in order to keep net annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) from exceeding 1.16%, 1.91%, 1.05% and 0.80% for Class A, Class C, Shares Class and Institutional Shares Class shares, respectively. The waiver agreement may not be terminated before July 31, 2008. In addition, this agreement will renew automatically for an additional 12-month term unless USTNY terminates the agreement by providing written notice to the Acquired Fund prior to the expiration of the current term.
(10)	Columbia Management has contractually agreed to waive fees and/or to reimburse the Acquiring Fund for certain expenses so that total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes, and extraordinary expenses, but inclusive of custodial charges relating to overdrafts), after giving effect to any balance credits from the Acquiring Fund’s custodian, do not exceed 0.82% of the average daily net assets of the Acquiring Fund. Columbia Management has agreed to keep this arrangement in place until July 31, 2009.

Shareholder Fees

Shareholders of Intermediate-Term Bond Fund and Columbia Short-Intermediate Bond Fund do not pay sales charges, redemption fees or similar fees in connection with their purchases and sales of Shares Class or Class Z shares.

15

Annual Fund Operating Expenses (as a % of average daily net assets)

(deducted directly from Fund assets)

	Intermediate- Term Bond Fund (Acquired Fund) Shares Class		Pro Forma Columbia Short- Intermediate Bond Fund (Acquiring Fund) Class Z
Management Fee (%)	0.50	(1)(2)	0.50(3)(4)
Distribution and Service Fees (%)	0.00		0.00
Other Expenses (%)	0.30		0.12(5)
Acquired Fund Fees and Expenses(6) (%)	0.02		0.02

Total Annual Fund Operating Expenses (%)	0.82		0.64(7)
Less Fee Waivers/Expense Reimbursements (%)	(0.05	)(8)

Net Annual Fund Operating Expenses (%)	0.77

(1)	The Acquired Fund pays an investment advisory fee of 0.35% and an administration fee of 0.15%. Columbia Management receives an administration fee, computed daily and paid monthly, based on the combined aggregate average daily net assets of Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust (excluding Emerging Markets Fund, International Fund, International Equity Fund and Pacific/Asia Fund). The breakpoint schedule is as follows: 0.20% for net assets up to $200 million; 0.175% for net assets in excess of $200 million and up to $400 million; and 0.15% for net assets in excess of $400 million.
(2)	Columbia Management has voluntarily agreed to waive 0.05% of the administration fee. If this waiver were reflected in the table, “Management Fee” would be 0.45% and “Total Annual Fund Operating Expenses” would be 0.77%. Columbia Management, at its discretion, may revise or discontinue this arrangement at any time.
(3)	The Acquiring Fund pays an investment advisory fee of 0.35% and an administration fee of 0.15%.
(4)	Columbia Management has voluntarily agreed to waive 0.05% of the administration fee. If this waiver were reflected in the table, “Management Fee” would be 0.45% and “Total Annual Fund Operating Expenses” would be 0.59%. Columbia Management, at its discretion, may revise or discontinue this arrangement at any time.
(5)	Other expenses have been restated to reflect contractual changes to the fees paid by the Acquiring Fund.
(6)	Acquired Fund Fees and Expenses reflect the estimated amount of the fees and expenses incurred indirectly by a Fund through its investments in underlying funds.
(7)	Columbia Management has contractually agreed to waive fees and/or to reimburse the Acquiring Fund for certain expenses so that total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes, and extraordinary expenses, but inclusive of custodial charges relating to overdrafts), after giving effect to any balance credits from the Acquiring Fund’s custodian, do not exceed 0.75% of the average daily net assets of the Acquiring Fund. Columbia Management has agreed to keep this arrangement in place until July 31, 2009. The waiver agreement is limited to the Acquiring Fund’s direct operating expenses and, therefore, does not apply to Acquired Fund Fees and Expenses.
(8)	The expense information in the table reflects contractual fee waivers currently in effect. USTNY has contractually agreed to waive fees or reimburse expenses in order to keep net annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) from exceeding

16

0.75%. The waiver agreement may not be terminated before July 31, 2008. In addition, this agreement will renew automatically for an additional 12-month term unless USTNY terminates the agreement by providing written notice to the Acquired Fund prior to the expiration of the current term. The waiver agreement is limited to the Acquired Fund’s direct operating expenses and, therefore, does not apply to Acquired Fund Fees and Expenses.

Shareholder Fees

(paid directly from shareholder’s investment)

	Large Cap Growth Fund (Acquired Fund)						Pro Forma Columbia Select Large Cap Growth Fund (Acquiring Fund)
	Class A		Class C	Shares Class	Institutional Shares Class	Retirement Shares Class	Class A		Class C	Class Z	Class R
Maximum sales charge (load) on purchases (%) (as a percentage of offering price)	5.75		N/A	N/A	N/A	N/A	5.75		N/A	N/A	N/A
Maximum deferred sales charge (load) on redemptions (%) (as a percentage of the lesser of purchase price or redemption price)	1.00	(1)	1.00	N/A	N/A	N/A	1.00	(1)	1.00	N/A	N/A
Redemption fee (%) (as a percentage of the amount redeemed, if applicable)(2)	2.00		2.00	2.00	2.00	2.00	N/A		N/A	N/A	N/A

17

Annual Fund Operating Expenses (as a % of average daily net assets)

(deducted directly from Fund assets)

	Large Cap Growth Fund (Acquired Fund)										Pro Forma Columbia Select Large Cap Growth Fund (Acquiring Fund)
	Class A		Class C		Shares Class		Institutional Shares Class		Retirement Shares Class		Class A		Class C		Class Z		Class R
Management Fee (%)	0.90	(3)(4)	0.90	(3)(4)	0.90	(3)(4)	0.90	(3)(4)	0.90	(3)(4)	0.90	(5)(6)	0.90	(5)(6)	0.90	(5)(6)	0.90	(5)(6)
Distribution and Service Fees (%)	0.25		1.00		0.00		0.00		0.50		0.25		1.00		0.00		0.50
Other Expenses (%)	0.06		0.06		0.31		0.06		0.31		0.17	(7)	0.17	(7)	0.17	(7)	0.17	(7)

Total Annual Fund Operating Expenses (%)	1.21		1.96		1.21		0.96		1.71		1.32	(8)	2.07	(8)	1.07	(8)	1.57	(8)
Less Fee Waivers/Expense Reimbursements (%)	(0.01	)(9)	(0.01	)(9)	(0.01	)(9)	(0.01	)(9)	(0.01	)(9)

Net Annual Fund Operating Expenses (%)	1.20		1.95		1.20		0.95		1.70

(1)	This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 12 months of purchase.
(2)	This redemption fee is charged if shareholders redeem or exchange shares within 60 days of the date of purchase.
(3)	The Acquired Fund pays an investment advisory fee of 0.75% and an administration fee of 0.15%. Columbia Management receives an administration fee, computed daily and paid monthly, based on the combined aggregate average daily net assets of Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust (excluding Emerging Markets Fund, International Fund, International Equity Fund and Pacific/Asia Fund. The breakpoint schedule is as follows: 0.20% for net assets up to $200 million; 0.175% for net assets in excess of $200 million and up to $400 million; and 0.15% for net assets in excess of $400 million.
(4)	Columbia Management has voluntarily agreed to waive 0.05% of the administration fee. If this waiver were reflected in the table, “Management Fee” would be 0.85% and “Total Annual Fund Operating Expenses” would be 1.16%, 1.91%, 1.16%, 0.91%, and 1.66% for Class A, Class C, Shares Class, Institutional Shares Class and Retirement Shares Class shares, respectively. Columbia Management, at its discretion, may revise or discontinue this arrangement at any time.
(5)	The Acquiring Fund pays an investment advisory fee of 0.75% and an administration fee of 0.15%.
(6)	Columbia Management has voluntarily agreed to waive 0.05% of the administration fee. If this waiver were reflected in the table, “Management Fee” would be 0.85% and “Total Annual Fund Operating Expenses” would be 1.27%, 2.02%, 1.02%, and 1.52% for Class A, Class C, Class Z and Class R shares, respectively. Columbia Management, at its discretion, may revise or discontinue this arrangement at any time.
(7)	Other expenses have been restated to reflect contractual changes to the fees paid by the Acquiring Fund.
(8)	Columbia Management has contractually agreed to waive fees and/or to reimburse the Acquiring Fund for certain expenses so that total annual fund operating expenses (exclusive of distribution

18

and service fees, brokerage commissions, interest, taxes, and extraordinary expenses, but inclusive of custodial charges relating to overdrafts), after giving effect to any balance credits from the Acquiring Fund’s custodian, do not exceed 1.08% of the average daily net assets of the Acquiring Fund. Columbia Management has agreed to keep this arrangement in place until July 31, 2009.

(9)	The expense information in the table reflects contractual fee waivers currently in effect. USTNY has contractually agreed to waive fees or reimburse expenses in order to keep net annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) from exceeding 1.31%, 2.06%, 1.20%, 0.95% and 1.70% for Class A, Class C, Shares Class, Institutional Shares Class and Retirement Shares Class shares, respectively. The waiver agreement may not be terminated before July 31, 2008. In addition, this agreement will renew automatically for an additional 12-month term unless USTNY terminates the agreement by providing written notice to the Acquired Fund prior to the expiration of the current term.

Shareholder Fees

(paid directly from shareholder’s investment)

	Mid Cap Value and Restructuring Fund (Acquired Fund)			Pro Forma Columbia Mid Cap Value and Restructuring Fund (Acquiring Fund)
	Shares Class	Institutional Shares Class	Retirement Shares Class	Class Z	Class R
Redemption fee (%) (as a percentage of the amount redeemed, if applicable)(1)	2.00	2.00	2.00	N/A	N/A

19

Annual Fund Operating Expenses (as a % of average daily net assets)

(deducted directly from Fund assets)

	Mid Cap Value and Restructuring Fund (Acquiring Fund)						Pro Forma Columbia Mid Cap Value and Restructuring Fund (Acquiring Fund)
	Shares Class		Institutional Shares Class		Retirement Shares Class		Class Z		Class R
Management Fee (%)	0.80	(2)(3)	0.80	(2)(3)	0.80	(2)(3)	0.80	(4)(5)	0.80	(4)(5)
Distribution and Service Fees (%)	0.00	(6)	0.00		0.50		0.00		0.50
Other Expenses (%)	0.33		0.08		0.33		0.20	(7)	0.20	(7)

Total Annual Fund Operating Expenses (%)	1.13	(8)	0.88	(8)	1.63	(8)	1.00	(9)	1.50	(9)

(1)	This redemption fee is charged if shareholders redeem or exchange shares within 60 days of the date of purchase.
(2)	The Acquired Fund pays an investment advisory fee of 0.65% and an administration fee of 0.15%. Columbia Management receives an administration fee, computed daily and paid monthly, based on the combined aggregate average daily net assets of Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust (excluding Emerging Markets Fund, International Fund, International Equity Fund and Pacific/Asia Fund). The breakpoint schedule is as follows: 0.20% for net assets up to $200 million; 0.175% for net assets in excess of $200 million and up to $400 million; and 0.15% for net assets in excess of $400 million.
(3)	Columbia Management has voluntarily agreed to waive 0.05% of the administration fee. If this waiver were reflected in the table, “Management Fee” would be 0.75% and “Total Annual Fund Operating Expenses” would be 1.08%, 0.83%, and 1.59% for Shares Class, Institutional Shares Class, and Retirement Shares Class shares, respectively. Columbia Management, at its discretion, may revise or discontinue this arrangement at any time.
(4)	The Acquiring Fund pays an investment advisory fee of 0.65% and an administration fee of 0.15%.
(5)	Columbia Management has voluntarily agreed to waive 0.05% of the administration fee. If this waiver were reflected in the table, “Management Fee” would be 0.75% and “Total Annual Fund Operating Expenses” would be 0.95% and 1.45% for Class Z and Class R shares, respectively. Columbia Management, at its discretion, may revise or discontinue this arrangement at any time.
(6)	The Acquired Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940 that authorizes, with respect to Shares Class shares, the payment of up to 0.25% for the distribution of Shares Class shares. No fees are being assessed under the plan at this time with respect to Shares Class shares.
(7)	Other expenses have been restated to reflect contractual changes to the fees paid by the Acquiring Fund.
(8)

The expense information in the table reflects contractual fee waivers currently in effect. USTNY has contractually agreed to waive fees or reimburse expenses in order to keep net annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) from exceeding 1.14%, 0.89% and 1.64% for Shares Class, Institutional Shares Class and Retirement Shares Class shares, respectively. The waiver agreement may not be terminated before July 31, 2008. In addition, this agreement will renew automatically for an additional 12-month term unless USTNY

20

terminates the agreement by providing written notice to the Acquired Fund prior to the expiration of the current term.
(9)	Columbia Management has contractually agreed to waive fees and/or to reimburse the Acquiring Fund for certain expenses so that total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes, and extraordinary expenses, but inclusive of custodial charges relating to overdrafts), after giving effect to any balance credits from the Acquiring Fund’s custodian, do not exceed 1.02% of the average daily net assets of the Acquiring Fund. Columbia Management has agreed to keep this arrangement in place until July 31, 2009.

Shareholder Fees

(paid directly from shareholder’s investment)

	Pacific/Asia Fund (Acquired Fund) Shares Class	Pro Forma Columbia Pacific/Asia Fund (Acquiring Fund) Class Z
Redemption fee (%) (as a percentage of the amount redeemed, if applicable)(1)	2.00	2.00

Annual Fund Operating Expenses (as a % of average daily net assets)

(deducted directly from Fund assets)

	Pacific/Asia Fund (Acquired Fund) Shares Class		Pro Forma Columbia Pacific/Asia Fund (Acquiring Fund) Class Z
Management Fee (%)	1.20	(2)(3)	1.20(4)(5)
Distribution and Service Fees (%)	0.00		0.00
Other Expenses (%)	0.41		0.30(6)
Acquired Fund Fees and Expenses(7) (%)	0.01		0.01

Total Annual Fund Operating Expenses (%)	1.62	(8)	1.51(9)

(1)	This redemption fee is charged if shareholders redeem or exchange shares within 60 days of the date of purchase.
(2)	The Acquired Fund pays an investment advisory fee of 1.00% and an administration fee of 0.20%. Columbia Management receives an administration fee, computed daily and paid monthly, based on the average daily net assets of Emerging Markets Fund, International Fund, International Equity Fund and Pacific/Asia Fund.
(3)	Columbia Management has voluntarily agreed to waive 0.05% of the administration fee. If this waiver were reflected in the table, “Management Fee” would be 1.15% and “Total Annual Fund Operating Expenses” would be 1.57%. Columbia Management, at its discretion, may revise or discontinue this arrangement at any time.
(4)	The Acquiring Fund pays an investment advisory fee of 1.00% and an administration fee of 0.20%.

21

(5)	Columbia Management has voluntarily agreed to waive 0.05% of the administration fee. If this waiver were reflected in the table, “Management Fee” would be 1.15% and “Total Annual Fund Operating Expenses” would be 1.46%. Columbia Management, at its discretion, may revise or discontinue this arrangement at any time.
(6)	Other expenses have been restated to reflect contractual changes to the fees paid by the Acquiring Fund.
(7)	Acquired Fund Fees and Expenses reflect the estimated amount of the fees and expenses incurred indirectly by a Fund through its investments in underlying funds.
(8)	The expense information in the table reflects contractual fee waivers currently in effect. USTNY has contractually agreed to waive fees or reimburse expenses in order to keep net annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) from exceeding 1.65%. The waiver agreement may not be terminated before July 31, 2008. In addition, this agreement will renew automatically for an additional 12-month term unless USTNY terminates the agreement by providing written notice to the Acquired Fund prior to the expiration of the current term. The waiver agreement is limited to the Acquired Fund’s direct operating expenses and, therefore, does not apply to Acquired Fund Fees and Expenses.
(9)	Columbia Management has contractually agreed to waive fees and/or to reimburse the Acquiring Fund for certain expenses so that total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes, and extraordinary expenses, but inclusive of custodial charges relating to overdrafts), after giving effect to any balance credits from the Acquiring Fund’s custodian, do not exceed 1.65% of the average daily net assets of the Acquiring Fund. Columbia Management has agreed to keep this arrangement in place until July 31, 2009. The waiver and agreement is limited to the Acquiring Fund’s direct operating expenses and, therefore, does not apply to Acquired Fund Fees and Expenses.

22

Shareholder Fees

(paid directly from shareholder’s investment)

	Small Cap Fund (Acquired Fund)					Pro Forma Columbia Select Small Cap Fund (Acquiring Fund)
	Class A		Class C	Shares Class	Retirement Shares Class	Class A		Class C	Class Z	Class R
Maximum sales charge (load) on purchases (%) (as a percentage of offering price)	5.75		N/A	N/A	N/A	5.75		N/A	N/A	N/A
Maximum deferred sales charge (load) on redemptions (%) (as a percentage of the lesser of purchase price or redemption price)	1.00	(1)	1.00	N/A	N/A	1.00	(1)	1.00	N/A	N/A
Redemption fee (%) (as a percentage of the amount redeemed, if applicable)(2)	2.00		2.00	2.00	2.00	N/A		N/A	N/A	N/A

Annual Fund Operating Expenses (as a % of average daily net assets)

(deducted directly from Fund assets)

	Small Cap Fund (Acquired Fund)								Pro Forma Columbia Select Small Cap Fund (Acquiring Fund)
	Class A		Class C		Shares Class		Retirement Shares Class		Class A		Class C		Class Z		Class R
Management Fee (%)	0.90	(3)(4)	0.90	(3)(4)	0.90	(3)(4)	0.90	(3)(4)	0.90	(5)(6)	0.90	(5)(6)	0.90	(5)(6)	0.90	(5)(6)
Distribution and Service Fees (%)	0.25		1.00		0.00		0.50		0.25		1.00		0.00		0.50
Other Expenses (%)	0.07		0.07		0.32		0.32		0.20	(7)	0.20	(7)	0.20	(7)	0.20	(7)

Total Annual Fund Operating Expenses (%)	1.22	(8)	1.97	(8)	1.22	(8)	1.72	(8)	1.35	(9)	2.10	(9)	1.10	(9)	1.60	(9)

(1)	This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 12 months of purchase.
(2)	This redemption fee is charged if shareholders redeem or exchange shares within 60 days of the date of purchase.
(3)	The Acquired Fund pays an investment advisory fee of 0.75% and an administration fee of 0.15%. Columbia Management receives an administration fee, computed daily and paid monthly, based on the combined aggregate average daily net assets of Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust (excluding Emerging Markets Fund, International Fund, International Equity Fund and Pacific/Asia Fund). The breakpoint schedule is as follows: 0.20% for net assets up to $200 million; 0.175% for net assets in excess of $200 million and up to $400 million; and 0.15% for net assets in excess of $400 million.

23

(4)	Columbia Management has voluntarily agreed to waive 0.05% of the administration fee. If this waiver were reflected in the table, “Management Fee” would be 0.85% and “Total Annual Fund Operating Expenses” would be 1.17%, 1.92%, 1.17% and 1.69% for Class A, Class C, Shares Class, and Retirement Shares Class shares, respectively. Columbia Management, at its discretion, may revise or discontinue this arrangement at any time.
(5)	The Acquiring Fund pays an investment advisory fee of 0.75% and an administration fee of 0.15%.
(6)	Columbia Management has voluntarily agreed to waive 0.05% of the administration fee. If this waiver were reflected in the table, “Management Fee” would be 0.85% and “Total Annual Fund Operating Expenses” would be 1.30%, 2.05%, 1.05% and 1.55% for Class A, Class C, Class Z and Class R shares, respectively. Columbia Management, at its discretion, may revise or discontinue this arrangement at any time.
(7)	Other expenses have been restated to reflect contractual changes to the fees paid by the Acquiring Fund.
(8)	The expense information in the table reflects contractual fee waivers currently in effect. USTNY has contractually agreed to waive fees or reimburse expenses in order to keep net annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) from exceeding 1.36%, 2.11%, 1.25% and 1.75% for Class A, Class C, Shares Class and Retirement Shares Class shares, respectively. The waiver agreement may not be terminated before July 31, 2008. In addition, this agreement will renew automatically for an additional 12-month term unless USTNY terminates the agreement by providing written notice to the Acquired Fund prior to the expiration of the current term.
(9)	Columbia Management has contractually agreed to waive fees and/or to reimburse the Acquiring Fund for certain expenses so that total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes, and extraordinary expenses, but inclusive of custodial charges relating to overdrafts), after giving effect to any balance credits from the Acquiring Fund’s custodian, do not exceed 1.25% of the average daily net assets of the Acquiring Fund. Columbia Management has agreed to keep this arrangement in place until July 31, 2009.

24

Shareholder Fees

(paid directly from shareholder’s investment)

	Value and Restructuring Fund (Acquired Fund)						Pro Forma Columbia Value and Restructuring Fund (Acquiring Fund)
	Class A		Class C	Shares Class	Institutional Shares Class	Retirement Shares Class	Class A		Class C	Class Z	Class R
Maximum sales charge (load) on purchases (%) (as a percentage of offering price)	5.75		N/A	N/A	N/A	N/A	5.75		N/A	N/A	N/A
Maximum deferred sales charge (load) on redemptions (%) (as a percentage of the lesser of purchase price or redemption price)	1.00	(1)	1.00	N/A	N/A	N/A	1.00	(1)	1.00	N/A	N/A
Redemption fee (%) (as a percentage of the amount redeemed, if applicable)(2)	2.00		2.00	2.00	2.00	2.00	N/A		N/A	N/A	N/A

Annual Fund Operating Expenses (as a % of average daily net assets)

(deducted directly from Fund assets)

	Value and Restructuring Fund (Acquired Fund)										Pro Forma Columbia Value and Restructuring Fund (Acquiring Fund)
	Class A		Class C		Shares Class		Institutional Shares Class		Retirement Shares Class		Class A		Class C		Class Z		Class R
Management Fee (%)	0.75	(3)(4)	0.75	(3)(4)	0.75	(3)(4)	0.75	(3)(4)	0.75	(3)(4)	0.75	(5)(6)	0.75	(5)(6)	0.75	(5)(6)	0.75	(5)(6)
Distribution and Service Fees (%)	0.25		1.00		0.00		0.00		0.50		0.25		1.00		0.00		0.50
Other Expenses (%)	0.09		0.09		0.30		0.09		0.30		0.19	(7)	0.19	(7)	0.19	(7)	0.19	(7)

Total Annual Fund Operating Expenses (%)	1.09	(8)	1.84	(8)	1.05	(8)	0.84	(8)	1.55	(8)	1.19	(9)	1.94	(9)	0.94	(9)	1.44	(9)

(1)	This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 12 months of purchase.
(2)	This redemption fee is charged if shareholders redeem or exchange shares within 60 days of the date of purchase.
(3)

The Acquired Fund pays an investment advisory fee of 0.60% and an administration fee of 0.15%. Columbia Management receives an administration fee, computed daily and paid monthly, based on the combined aggregate average daily net assets of Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust (excluding Emerging Markets Fund, International Fund,

25

International Equity Fund and Pacific/Asia Fund). The breakpoint schedule is as follows: 0.20% for net assets up to $200 million; 0.175% for net assets in excess of $200 million and up to $400 million; and 0.15% for net assets in excess of $400 million.

(4)	Columbia Management has voluntarily agreed to waive 0.05% of the administration fee. If this waiver were reflected in the table, “Management Fee” would be 0.70% and “Total Annual Fund Operating Expenses” would be 1.04%, 1.79%, 1.00%, 0.79% and 1.50% for Class A, Class C, Shares Class, Institutional Shares Class and Retirement Shares Class shares, respectively. Columbia Management, at its discretion, may revise or discontinue this arrangement at any time.
(5)	The Acquiring Fund pays an investment advisory fee of 0.60% and an administration fee of 0.15%.
(6)	Columbia Management has voluntarily agreed to waive 0.05% of the administration fee. If this waiver were reflected in the table, “Management Fee” would be 0.70% and “Total Annual Fund Operating Expenses” would be 1.14%, 1.89%, 0.89% and 1.39% for Class A, Class C, Class Z and Class R shares, respectively. Columbia Management, at its discretion, may revise or discontinue this arrangement at any time.
(7)	Other expenses have been restated to reflect contractual changes to the fees paid by the Acquiring Fund.
(8)	The expense information in the table reflects contractual fee waivers currently in effect. USTNY has contractually agreed to waive fees or reimburse expenses in order to keep net annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) from exceeding 1.25%, 2.00%, 1.14%, 0.89% and 1.64% for Class A, Class C, Shares Class, Institutional Shares Class and Retirement Shares Class shares, respectively. The waiver agreement may not be terminated before July 31, 2008. In addition, this agreement will renew automatically for an additional 12-month term unless USTNY terminates the agreement by providing written notice to the Acquired Fund prior to the expiration of the current term.
(9)	Columbia Management has contractually agreed to waive fees and/or to reimburse the Acquiring Fund for certain expenses so that total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes, and extraordinary expenses, but inclusive of custodial charges relating to overdrafts), after giving effect to any balance credits from the Acquiring Fund’s custodian, do not exceed 0.98% of the average daily net assets of the Acquiring Fund. Columbia Management has agreed to keep this arrangement in place until July 31, 2009.

26

Example Expenses

Example Expenses help shareholders compare the cost of investing in each Acquired Fund currently with the cost of investing in the corresponding Acquiring Fund on a pro forma basis and also allow shareholders to compare these costs with the cost of investing in other mutual funds. The tables take into account any expense reduction arrangements described in the footnotes to the Annual Fund Operating Expenses tables for the periods indicated in such table. The Example Expenses use the following hypothetical conditions:

•	$10,000 initial investment.

•	5% total return for each year.

•	Each Fund’s operating expenses remain the same.

•	Reinvestment of all dividends and distributions.

Example Expenses

(actual costs may be higher or lower)

	1 Year	3 Years	5 Years	10 Years
Blended Equity Fund (Acquired Fund)
Shares Class:	$112	$373	$654	$1,456
Columbia Blended Equity Fund (pro forma) (Acquiring Fund)
Class Z:	$100	$312	$542	$1,201

	1 Year	3 Years	5 Years	10 Years
Core Bond Fund (Acquired Fund)
Shares Class:	$95	$348	$621	$1,399
Institutional Class:	$69	$269	$486	$1,109
Columbia Bond Fund (pro forma) (Acquiring Fund)
Class Z:	$70	$272	$491	$1,121

27

	1 Year	3 Years	5 Years	10 Years
Emerging Markets Fund (Acquired Fund)
Class A:	$754	$1,141	$1,552	$2,695
Class C:
Assuming no redemption	$265	$827	$1,415	$3,008
Assuming complete redemption of shares at the end of the period	$365	$827	$1,415	$3,008
Shares Class:	$190	$600	$1,036	$2,249
Institutional Class:	$165	$524	$907	$1,982
Columbia Emerging Markets Fund (pro forma) (Acquiring Fund)
Class A:	$763	$1,164	$1,588	$2,766
Class C:
Assuming no redemption	$275	$850	$1,452	$3,078
Assuming complete redemption of shares at the end of the period	$375	$850	$1,452	$3,078
Class Z:	$175	$548	$946	$2,060

	1 Year	3 Years	5 Years	10 Years
Energy and Natural Resources Fund (Acquired Fund)
Class A:	$684	$913	$1,161	$1,871
Class C:
Assuming no redemption	$191	$591	$1,016	$2,201
Assuming complete redemption of shares at the end of the period	$291	$591	$1,016	$2,201
Shares Class:	$115	$359	$622	$1,375
Columbia Energy and Natural Resources Fund (pro forma) (Acquiring Fund)
Class A:	$693	$943	$1,212	$1,978
Class C:
Assuming no redemption	$201	$621	$1,068	$2,306
Assuming complete redemption of shares at the end of the period	$301	$621	$1,068	$2,306
Class Z:	$100	$312	$542	$1,201

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	1 Year	3 Years	5 Years	10 Years
Equity Opportunities Fund (Acquired Fund)
Class A:	$676	$928	$1,200	$1,973
Class C:
Assuming no redemption	$183	$606	$1,055	$2,301
Assuming complete redemption of shares at the end of the period	$283	$606	$1,055	$2,301
Shares Class:	$107	$375	$663	$1,483
Institutional Class:	$82	$296	$529	$1,196
Columbia Select Opportunities Fund (pro forma) (Acquiring Fund)
Class A:	$678	$932	$1,206	$1,984
Class C:
Assuming no redemption	$185	$610	$1,061	$2,313
Assuming complete redemption of shares at the end of the period	$285	$610	$1,061	$2,313
Class Z:	$84	$300	$535	$1,208

	1 Year	3 Years	5 Years	10 Years
Intermediate-Term Bond Fund (Acquired Fund)
Shares Class:	$79	$257	$450	$1,009
Columbia Short-Intermediate Bond Fund (pro forma) (Acquiring Fund)
Class Z:	$65	$205	$357	$798

	1 Year	3 Years	5 Years	10 Years
Large Cap Growth Fund
(Acquired Fund)
Class A:	$690	$1,936	$1,201	$1,956
Class C:
Assuming no redemption	$198	$614	$1,056	$2,284
Assuming complete redemption of shares at the end of the period	$298	$614	$1,056	$2,284
Shares Class:	$122	$383	$664	$1,465
Institutional Class:	$97	$305	$530	$1,177
Retirement Class:	$173	$538	$927	$2,019
Columbia Select Large Cap Growth Fund (pro forma)
(Acquiring Fund)
Class A:	$702	$969	$1,257	$2,074
Class C:
Assuming no redemption	$210	$649	$1,114	$2,400
Assuming complete redemption of shares at the end of the period	$310	$649	$1,114	$2,400
Class Z:	$109	$340	$590	$1,306
Class R:	$160	$496	$855	$1,867

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	1 Year	3 Years	5 Years	10 Years
Mid Cap Value and Restructuring Fund
(Acquired Fund)
Shares Class:	$115	$359	$622	$1,375
Institutional Class:	$90	$281	$488	$1,084
Retirement Class:	$167	$517	$892	$1,944
Columbia Mid Cap Value and Restructuring Fund (pro forma)
(Acquiring Fund)
Class Z:	$102	$318	$552	$1,225
Class R	$153	$474	$818	$1,791

	1 Year	3 Years	5 Years	10 Years
Pacific/Asia Fund
(Acquired Fund)
Shares Class:	$165	$511	$881	$1,922
Columbia Pacific/Asia (pro forma)
(Acquiring Fund)
Class Z:	$154	$477	$824	$1,802

	1 Year	3 Years	5 Years	10 Years
Small Cap Fund
(Acquired Fund)
Class A:	$692	$940	$1,207	$1,967
Class C:
Assuming no redemption	$200	$618	$1,062	$2,296
Assuming complete redemption of shares at the end of the period	$300	$618	$1,062	$2,296
Shares Class:	$124	$387	$670	$1,477
Retirement Class:	$177	$548	$944	$2,052
Columbia Select Small Cap Fund (pro forma)
(Acquiring Fund)
Class A:	$705	$978	$1,272	$2,105
Class C:
Assuming no redemption	$213	$658	$1,129	$2,431
Assuming complete redemption of shares at the end of the period	$313	$658	$1,129	$2,431
Class Z:	$112	$350	$606	$1,340
Class R:	$163	$505	$871	$1,900

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	1 Year	3 Years	5 Years	10 Years
Value and Restructuring Fund
(Acquired Fund)
Class A:	$680	$902	$1,141	$1,827
Class C:
Assuming no redemption	$187	$579	$995	$2,159
Assuming complete redemption of shares at the end of the period	$287	$579	$995	$2,159
Shares Class:	$107	$334	$579	$1,283
Institutional Class:	$86	$268	$466	$1,037
Retirement Class:	$158	$490	$845	$1,845
Columbia Value and Restructuring Fund (pro forma)
(Acquiring Fund)
Class A:	$689	$931	$1,192	$1,935
Class C:
Assuming no redemption	$197	$609	$1,047	$2,264
Assuming complete redemption of shares at the end of the period	$297	$609	$1,047	$2,264
Class Z:	$96	$300	$520	$1,155
Class R:	$147	$456	$787	$1,724

The projected post-Merger pro forma combined Annual Fund Operating Expenses and Example Expenses presented above are based on numerous material assumptions, including (1) that the contractual agreements entered into by the Acquiring Funds at their inception will remain in place and (2) that certain fixed costs involved in operating the Acquired Funds will be eliminated. Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses or expense savings will be achieved because expenses depend on a variety of factors, including the future level of Acquiring Fund assets, many of which are beyond the control of the Acquiring Funds or Columbia Management.

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Hypothetical Investment and Expense Information

Please see Appendix D for supplemental hypothetical investment expense information that provides additional information in a different format from the preceding Annual Fund Operating Expenses and Example Expenses tables about the effect of the pro forma expenses of each Acquiring Fund, including investment advisory fees and other Acquiring Fund costs, on the Acquiring Fund’s returns over a 10-year period.

4.	How do the investment objectives, principal investment strategies and investment policies of the Funds compare?

Except as set forth below, the investment objectives and principal investment strategies of each Acquiring Fund are identical to the investment objectives and principal investment strategies of the corresponding Acquired Fund. The tables below show the investment objectives and principal investment strategies of each Acquiring Fund.

Columbia Blended Equity Fund

Investment Objective	Columbia Blended Equity Fund seeks long-term capital appreciation by investing in companies that represent good, long-term values not currently recognized in the market prices of their securities.

Principal Investment Strategies

Under normal circumstances, Columbia Blended Equity Fund invests at least 80% of net assets in equity securities. For purposes of this test only, net assets includes borrowings for investment purposes. Columbia Blended Equity Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy. Columbia Blended Equity Fund invests in common stocks of U.S. and foreign companies that Columbia Management believes have value that is not currently reflected in their market prices. Columbia Management generally diversifies Columbia Blended Equity Fund’s investments over a variety of industries and types of companies. Columbia Blended Equity Fund may invest in companies of any size.

Columbia Management takes a long-term approach to managing Columbia Blended Equity Fund and is not constrained by any particular investment style. At any given time it may buy “growth” stocks or “value” stocks, or a combination of both types. Columbia Management tries to identify companies with characteristics that will lead to future earnings growth or recognition of their true value. In addition, Columbia Management invests a portion of Columbia Blended Equity Fund’s assets in quantitatively selected U.S. companies in an effort to reduce portfolio volatility, further diversify Columbia Blended Equity Fund, harvest tax losses and improve tax efficiency.

Columbia Bond Fund

Investment Objective	Columbia Bond Fund seeks high current income consistent with what is believed to be prudent risk of capital.

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Principal Investment Strategies

Under normal circumstances, Columbia Bond Fund invests at least 80% of its net assets in bonds and other fixed income securities. For purposes of this test only, net assets includes borrowings for investment purposes. Columbia Bond Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy.

Columbia Bond Fund invests primarily (at least 65% of its assets) in fixed income securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, and U.S. corporate issuers, including mortgage-backed securities, rated at the time of investment in one of the three highest rating categories by a major rating agency. Columbia Bond Fund also may invest up to 20% of its assets in preferred stock, up to 25% of its assets in dollar-denominated fixed income securities of foreign issuers or foreign governments or U.S. companies located outside the United States and/or may place up to 25% of its assets in fixed income securities that are rated below investment grade. These securities are sometimes called “high yield” or “junk bonds.” Columbia Bond Fund may use financial and stock index futures and options to protect against adverse changes to the value of portfolio securities due to anticipated changes in interest rates or market conditions.

There is no limit on Columbia Bond Fund’s dollar-weighted average portfolio maturity or on the maximum maturity of a particular security. Columbia Management manages Columbia Bond Fund’s average portfolio maturity in light of current market and economic conditions to provide a competitive current yield and reasonable principal volatility. In selecting particular investments, Columbia Management looks for securities that offer relative value, based on its assessment of real interest rates, the yield curve, and the difference in yield and valuation among sectors of the fixed-income market place.

Columbia Emerging Markets Fund

Investment Objective	Columbia Emerging Markets Fund seeks long-term capital appreciation. This objective may be changed without shareholder approval. Shareholders will be given 60 days notice of any change in investment objective.

Principal Investment Strategies	Under normal circumstances, Columbia Emerging Markets Fund invests at least 80% of its net assets in equity securities of companies located in emerging market countries. For purposes of this test only, net assets includes borrowings for investment purposes. Columbia Emerging Markets Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy. Emerging market countries are those that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations, such as the United States or most nations in Western Europe. This approach is designed to identify companies that Columbia Management expects to benefit from global economic trends and/or promising technologies or products and whose value is not recognized in the prices of their securities. Columbia Management generally does not attempt to hedge the effects of currency value fluctuations on Columbia Emerging Markets Fund’s investments on an on-going basis.

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Columbia Management selects investments for Columbia Emerging Markets Fund by applying a top-down and bottom-up investment approach designed to identify countries and companies that Columbia Management expects to experience sustainable earnings growth or countries that present good investment opportunities. Columbia Management will attempt to benefit from global or regional economic trends or promising technologies or products or sound management strategies whose value is not recognized in the prices of their securities. Columbia Management continuously analyzes companies in emerging markets, giving particular emphasis to each company’s scope of operations and economic ties to one or more specific countries. While Columbia Emerging Markets Fund generally invests in companies in a variety of countries, industries and sectors, Columbia Management does not attempt to invest a specific percentage of Columbia Emerging Markets Fund’s assets in a given country or industry. Columbia Emerging Markets Fund may invest up to 10% of its assets in high yield/lower quality debt securities, known as “junk bonds”.

Columbia Energy and Natural Resources Fund

Investment Objective	Columbia Energy and Natural Resources Fund seeks long-term capital appreciation. Columbia Energy and Natural Resources Fund seeks to achieve its investment objective by investing primarily in companies that are in the energy and other natural resources groups of industries. Columbia Energy and Natural Resources Fund may also invest, to a more limited extent, in gold and other precious metal bullion and coins.

Principal Investment Strategies	Under normal circumstances, Columbia Energy and Natural Resources Fund invests at least 80% of its net assets in equity securities of U.S. and foreign companies engaged in the energy and natural resources industries. For purposes of this test only, net assets includes borrowings for investment purposes. Columbia Energy and Natural Resources Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy. These companies include those engaged in the discovery, development, production or distribution of energy or other natural resources and companies that develop technologies and furnish energy and natural resource supplies and services to these companies. In selecting investments for Columbia Energy and Natural Resources Fund, Columbia Management takes a long-term approach and seeks to identify companies whose value is not recognized in the prices of their securities or with characteristics that will lead to above-average earnings growth.

Energy companies normally will constitute a significant portion of Columbia Energy and Natural Resources Fund’s investments, and Columbia Energy and Natural Resources Fund typically invests at least 50% of its assets in crude oil, petroleum and natural gas companies. However, Columbia Energy and Natural Resources Fund retains the flexibility to shift its investments from one natural resource industry to another as Columbia
Management believes appropriate. Columbia Energy and Natural Resources Fund also may invest up to 35% of its assets in precious metals, such as gold bullion, and companies engaged in the production of precious metals. Columbia Energy and Natural Resources Fund invests in companies of any size, including small, high growth companies.

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Columbia Select Opportunities Fund

Investment Objective	Columbia Select Opportunities Fund seeks long-term capital appreciation. (This investment objective differs slightly from that of Equity Opportunities Fund, which seeks total return on its assets through long-term capital appreciation.) This objective may be changed without shareholder approval. Shareholders will be given 60 days notice of any change in investment objective.

Principal Investment Strategies	Under normal circumstances, Columbia Select Opportunities Fund invests at least 80% of its net assets in equity securities. For purposes of this test only, net assets includes borrowings for investment purposes. Columbia Select Opportunities Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy. These equity securities include common stocks of U.S. and foreign companies that Columbia Management believes have value that is not currently reflected in their market prices. Columbia Management generally diversifies Columbia Select Opportunities Fund’s investments over a variety of industries and types of companies. Columbia Select Opportunities Fund may invest in companies of any size.

Columbia Management takes a long-term approach to managing Columbia Select Opportunities Fund and is not constrained by any particular investment style. At any given time it may buy “growth” stocks or “value” stocks, or a combination of both types. Columbia Management will try to identify companies with characteristics that will lead to future earnings growth or recognition of their true value.

Columbia Short-Intermediate Bond Fund

Investment Objective	Columbia Short-Intermediate Bond Fund seeks as high a level of current interest income as is consistent with relative stability of principal.

Principal Investment Strategies

Under normal circumstances, Columbia Short-Intermediate Bond Fund invests at least 80% of its net assets in bonds and other fixed income securities. For purposes of this test only, net assets includes borrowings for investment purposes. Columbia Short-Intermediate Bond Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy. Columbia Short-Intermediate Bond Fund invests primarily (at least 65% of its assets) in fixed income securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, and U.S. corporate issuers, including mortgage-backed securities, rated at the time of investment in one of the three highest rating categories by a major rating agency. Columbia Short-Intermediate Bond Fund also may invest up to 20% of its assets in preferred stock, up to 25% of its assets in dollar-denominated fixed income securities of foreign issuers or foreign governments or U.S. companies located outside the United States and/or may place up to 10% of its assets in fixed income securities that are rated below investment grade. These securities are sometimes called “high yield” or “junk” bonds. Columbia Short-Intermediate Bond Fund may use financial and stock index futures and options to protect against adverse changes to the value of portfolio securities due to anticipated changes in interest rates or market conditions.

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Columbia Short-Intermediate Bond Fund maintains a dollar-weighted portfolio average life of 3 to 6 years. Columbia Management manages Columbia Short-Intermediate Bond Fund’s portfolio average life in light of current market and economic conditions to provide a competitive current yield with reasonable risk of price volatility. In selecting particular investments, Columbia Management looks for securities that offer relative value, based on its assessment of real interest rates, the yield curve and the difference in yield and valuation among sectors of the fixed-income market place. The fixed income securities held by Columbia Short-Intermediate Bond Fund also may have the potential for moderate price appreciation. There is no limit on the maximum maturity for a particular security.

Columbia Select Large Cap Growth Fund

Investment Objective	Columbia Select Large Cap Growth Fund seeks superior, long-term capital appreciation. Columbia Select Large Cap Growth Fund invests in larger companies whose growth prospects, in the opinion of Columbia Management, appear to exceed that of the overall market. This objective may be changed without shareholder approval. Shareholders will be given 60 days notice of any change in investment objective.

Principal Investment Strategies	Under normal circumstances, Columbia Select Large Cap Growth Fund invests at least 80% of its net assets in common stocks of large U.S. and foreign companies that have market capitalizations that are consistent with the market capitalizations of companies included in the Russell 1000® Growth Index (the “Index”), as the Index is reconstituted annually. For purposes of this test only, net assets includes borrowings for investment purposes. Columbia Select Large Cap Growth Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy. As of December 31, 2007, the market capitalization of the companies in the Index ranged from approximately $538 million to approximately $512 billion. The market capitalizations of the companies in the Index may vary in response to changes in the markets. Columbia Select Large Cap Growth Fund will not automatically sell stock of a company it already owns just because its market capitalization falls below the market capitalization of companies that are included in the Index at that time. While Columbia Select Large Cap Growth Fund will not concentrate more than 25% of its assets in any single industry, Columbia Select Large Cap Growth Fund may invest more than 25% of its net assets in companies in both the technology and health care sectors.

Columbia Management takes a long-term approach to managing Columbia Select Large Cap Growth Fund and invests in companies with characteristics that it believes will lead to future earnings growth or recognition of their true value. Columbia Select Large Cap Growth Fund invests in larger companies whose growth prospects, in the opinion of Columbia Management, appear to exceed that of the overall U.S. and international equity markets. In selecting particular investments, Columbia Management applies a bottom-up investment approach designed to identify the best companies in the most rapidly growing industries. Frequently, these are well established companies that are positioned to provide solutions to or benefit from complex social and economic trends. However, Columbia Select Large Cap Growth Fund also may invest in smaller, high growth companies when Columbia Management expects their earnings to grow at an above-average rate.

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Columbia Mid Cap Value and Restructuring Fund

Investment Objective	Columbia Mid Cap Value and Restructuring Fund seeks long-term capital appreciation. This objective may be changed without shareholder approval. Shareholders will be given 60 days notice of any change in investment objective. Columbia Mid Cap Value and Restructuring Fund seeks to achieve its investment objective by investing in companies that will benefit from their restructuring or redeployment of assets and operations in order to become more competitive or profitable.

Principal Investment Strategies

Under normal circumstances, Columbia Mid Cap Value and Restructuring Fund invests at least 80% of its net assets in common stocks of mid-sized companies that have market capitalizations that are consistent with the market capitalizations of the companies included in the Russell Mid Cap Value Index (the “Index”), as the Index is reconstituted annually. For purposes of this test only, net assets includes borrowings for investment purposes. Columbia Mid Cap Value and Restructuring Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy. As of December 31, 2007, the market capitalization of the companies in the Index ranged from approximately $458 million to approximately $42 billion. The market capitalizations of the companies in the Index may vary in response to changes in the markets. Columbia Mid Cap Value and Restructuring Fund will not automatically sell stock of a company it already owns just because the company’s market capitalization falls below or rises above the market capitalization of companies that qualify for inclusion in the Index. Columbia Mid Cap Value and Restructuring Fund invests primarily in common stocks of U.S. and foreign companies whose share price, in the opinion of Columbia Management, does not reflect the economic value of the company’s assets, but where Columbia Management believes restructuring efforts or industry consolidation will serve to highlight the true value of the company.

In choosing investments for Columbia Mid Cap Value and Restructuring Fund, Columbia Management looks for companies where restructuring activities, such as consolidations, outsourcing, spin-offs or reorganizations will offer significant value to the issuer and increase its investment potential. Columbia Management may invest a portion of Columbia Mid Cap Value and Restructuring Fund’s assets in companies of any size. Columbia Mid Cap Value and Restructuring Fund invests in a diversified group of companies across a number of different industries.

Columbia Pacific/Asia Fund

Investment Objective	Columbia Pacific/Asia Fund seeks long-term capital appreciation.

Principal Investment Strategies	Under normal circumstances, Columbia Pacific/Asia Fund invests at least 80% of its net assets in equity securities of companies located in Asia and the Pacific Basin, including Australia, New Zealand and India. For purposes of this test only, net assets includes borrowings for investment purposes. Columbia Pacific/Asia Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy. Columbia Pacific/Asia Fund’s investments in both developed and emerging market countries and regions may include small and medium capitalization companies. Columbia Management

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generally does not attempt to hedge the effects of currency value fluctuations on Columbia Pacific/Asia Fund’s investments on an on-going basis.

Columbia Management selects investments for Columbia Pacific/Asia Fund by applying a bottom-up investment approach designed to identify companies that Columbia Management expects to experience sustainable earnings growth and to benefit from global or regional economic trends and/or promising technologies or products and whose value is not recognized in the prices of their securities. Columbia Management continuously analyzes companies in the Pacific Basin markets, giving particular emphasis to each company’s scope of operations and economic ties to one or more specific countries. While

Columbia Pacific/Asia Fund generally invests in companies in a variety of countries, industries and sectors, Columbia Management does not attempt to invest a specific percentage of Columbia Pacific/Asia Fund’s assets in a given country or industry, nor does it invest particularly for growth or value.

Columbia Select Small Cap Fund

Investment Objective	Columbia Select Small Cap Fund seeks long-term capital appreciation. This objective may be changed without shareholder approval. Shareholders will be given 60 days notice of any change in investment objective.

Principal Investment Strategies	Under normal circumstances, Columbia Select Small Cap Fund invests at least 80% of its net assets in equity securities of small capitalization companies. For purposes of this policy, net assets include borrowings for investment purposes. Columbia Select Small Cap Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy. For purposes of this policy, small capitalization companies are those that have market capitalizations that are consistent with the market capitalizations of the companies included in the Russell 2000® Index (the “Index”), measured at the time of purchase by Columbia Select Small Cap Fund. As of December 31, 2007, the market capitalization of the companies in the Index ranged from approximately $27 million to approximately $6 billion. The market capitalizations of the companies in the Index may vary in response to changes in the markets. Columbia Select Small Cap Fund will not automatically sell securities of a company it already owns just because the company’s market capitalization falls below or rises above the market capitalization of companies that qualify for inclusion in the Index. Columbia Select Small Cap Fund invests in common stocks and convertibles of companies that tend to be in the early stages of development and Columbia Management believes they have the potential to achieve substantial long-term earnings growth.

In selecting investments for Columbia Select Small Cap Fund, Columbia Management applies a bottom-up investment approach designed to identify innovative companies whose potential is not yet reflected in their market values.

Columbia Value and Restructuring Fund

Investment Objective	Columbia Value and Restructuring Fund seeks long-term capital appreciation. Columbia Value and Restructuring Fund seeks to achieve its investment objective by investing in companies that will benefit from their restructuring or redeployment of assets and operations in order to become more competitive or profitable.

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Principal Investment Strategies	Columbia Value and Restructuring Fund invests primarily (at least 65% of its assets) in common stocks of U.S. and foreign companies whose share price, in the opinion of Columbia Management, does not reflect the economic value of the company’s assets, but where Columbia Management believes restructuring efforts or industry consolidation will serve to highlight the true value of the company.

In choosing investments for Columbia Value and Restructuring Fund, Columbia Management looks for companies where restructuring activities, such as consolidations, outsourcing, spin-offs or reorganizations, will offer significant value to the issuer and increase its investment potential. Columbia Management may select companies of any size for Columbia Value and Restructuring Fund and Columbia Value and Restructuring Fund invests in a diversified group of companies across a number of different industries.

Certain of the Funds’ fundamental investment policies are similar, though the Acquired Funds have a number of fundamental investment policies that are not shared by the Acquiring Funds. For purposes of this discussion, a “fundamental” investment policy is one that may not be changed without a shareholder vote. The Funds’ fundamental investment policies are set forth below:

As a matter of fundamental policy, the Acquired Funds indicated adjacent to each policy below may not:		As a matter of fundamental policy, each Acquiring Fund may not:

Make loans, except that (i) the Fund may purchase or hold debt securities in accordance with its investment objective and policies, and may enter into repurchase agreements with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and (ii) the Fund may lend portfolio securities in an amount not exceeding 30% of its total assets.	Blended Equity Fund Energy and Natural Resources Fund Pacific/Asia Fund Small Cap Fund Value and Restructuring Fund Core Bond Fund Intermediate-Term Bond Fund	Make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Make loans, except that (i) the Fund may purchase or hold debt securities in accordance with its investment objective and policies, and may enter into repurchase agreements with respect to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and (ii) the Fund may lend portfolio securities in accordance with its investment objective and policies.	Emerging Markets Fund Large Cap Growth Fund

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As a matter of fundamental policy, the Acquired Funds indicated adjacent to each policy below may not:	As a matter of fundamental policy, each Acquiring Fund may not:

Make loans to other persons except (a) through the lending of the Fund’s portfolio securities and provided that any such loans not exceed 30% of the Fund’s total assets (taken at market value), (b) through the use of repurchase agreements or the purchase of short-term obligations, or (c) by purchasing debt securities of types distributed publicly or privately.	Equity Opportunities Fund Mid Cap Value and Restructuring Fund

Purchase any securities which would cause more than 25% of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (i) there is no limitation with respect to securities issued or guaranteed by the U.S. Government or domestic bank obligations, and (ii) neither all finance companies, as a group, nor all utility companies, as a group, are considered a single industry for purposes of this policy.	Blended Equity Fund Core Bond Fund	Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States or any of their agencies, instrumentalities or political subdivisions; and (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
Purchase any securities which would cause more than 25% of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, providing that (a) there is no limitation with respect to securities issued or guaranteed by the U.S. government, and (b) neither all finance companies, as a group, nor all utility companies, as a group, are considered a single industry for purposes of this policy.	Pacific/Asia Fund Emerging Markets Fund Intermediate Bond Fund Value and Restructuring Fund Small Cap Fund

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As a matter of fundamental policy, the Acquired Funds indicated adjacent to each policy below may not:		As a matter of fundamental policy, each Acquiring Fund may not:
Purchase any securities which would cause more than 25% of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (i) there is no limitation with respect to securities issued or guaranteed by the U.S. Government, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and repurchase agreements secured by such securities, and (ii) neither all finance companies, as a group, nor all utility companies, as a group, are considered a single industry for purposes of this policy.	Large Cap Growth Fund	With respect to Columbia Energy and Natural Resources Fund only, purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States or any of their agencies, instrumentalities or political subdivisions; (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief; and (iii) under normal market conditions, Columbia Energy and Natural Resources Fund will invest at least 25% of the value of its total assets at the time of purchase in the securities of issuers conducting their principal business activities in the energy and other natural resources groups of industries.

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As a matter of fundamental policy, the Acquired Funds indicated adjacent to each policy below may not:		As a matter of fundamental policy, each Acquiring Fund may not:
Purchase any securities which would cause more than 25% of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to securities of companies in the energy and other natural resources groups of industries or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.	Energy and Natural Resources Fund

Invest 25% or more of its assets in any one industry (excluding U.S. government securities).	Equity Opportunities Fund Mid Cap Value and Restructuring Fund

Act as an underwriter of securities within the meaning of the Securities Act of 1933, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities.	Blended Equity Fund Emerging Markets Fund Energy and Natural Resources Fund Pacific/Asia Fund Small Cap Fund Value and Restructuring Fund Core Bond Fund	Underwrite any issue of securities issued by other persons within the meaning of the 1933 Act except when it might be deemed to be an underwriter either: (i) in connection with the disposition of a portfolio security; or (ii) in connection with the purchase of securities directly from the issuer thereof in accordance with the Fund’s investment objective. This restriction shall not limit the Fund’s ability to invest in securities issued by other registered investment companies.

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As a matter of fundamental policy, the Acquired Funds indicated adjacent to each policy below may not:		As a matter of fundamental policy, each Acquiring Fund may not:
Act as an underwriter of securities within the meaning of the Securities Act of 1933, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities and except to the extent that the purchase of obligations directly from the issuer thereof in accordance with its investment objective, policies and limitations may be deemed to be underwriting.	Large Cap Growth Fund

Act as an underwriter of securities within the meaning of the Securities Act of 1933.	Intermediate-Term Bond Fund

Underwrite securities issued by other persons except insofar as the Trust or the Fund may technically be deemed an underwriter under the 1933 Act in selling a portfolio security.	Equity Opportunities Fund Mid Cap Value and Restructuring Fund

Purchase or sell real estate, except that the Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.	Emerging Markets Fund Energy and Natural Resources Fund Pacific/Asia Fund Small Cap Fund Value and Restructuring Fund Core Bond Fund Blended Equity Fund Intermediate-Term Bond Fund	Purchase or sell real estate, except each Fund may: (i) purchase securities of issuers which deal or invest in real estate, (ii) purchase securities which are secured by real estate or interests in real estate and (iii) hold and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of securities which are secured by real estate or interests therein.

Purchase or sell real estate, except that (a) the Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by real estate or interests therein, and (b) the Fund may hold and sell any real estate it acquires as a result of the Fund’s ownership of such securities.	Large Cap Growth Fund

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As a matter of fundamental policy, the Acquired Funds indicated adjacent to each policy below may not:		As a matter of fundamental policy, each Acquiring Fund may not:
Purchase or sell real estate (including limited partnership interests in partnerships substantially all of whose assets consist of real estate but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (the Trust may hold and sell, for the Fund’s portfolio, real estate acquired as a result of the Fund’s ownership of securities).	Equity Opportunities Fund Mid Cap Value and Restructuring Fund

Purchase securities of any one issuer, other than U.S. Government obligations, if immediately after such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer, except that up to 25% of the value of its total assets may be invested without regard to this 5% limitation.	Emerging Markets Fund Pacific/Asia Fund Small Cap Fund Value and Restructuring Fund Core Bond Fund Blended Equity Fund Intermediate-Term Bond Fund	Purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (i) up to 25% of its total assets may be invested without regard to these limitations and (ii) a Fund’s assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief.

Purchase securities of any one issuer, other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or other investment companies if, immediately after such purchase, more than 5% of the value of its total assets would be invested in the securities of such issuer, except that up to 25% of the value of its total assets may be invested without regard to this 5% limitation.

Large Cap Growth Fund

As a diversified portfolio, 75% of the assets of the Fund are represented by cash and cash items (including receivables), government securities, securities of other investment companies, and other securities which for purposes of this calculation are
Equity Opportunities Fund

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As a matter of fundamental policy, the Acquired Funds indicated adjacent to each policy below may not:		As a matter of fundamental policy, each Acquiring Fund may not:
subject to the following fundamental limitations: (a) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, and (b) the Fund may not own more than 10% of the outstanding voting securities of any one issuer. In addition, the Fund may not invest 25% or more of its assets in the securities of issuers in any one industry.

As a diversified portfolio, 75% of the assets of the Fund are represented by cash and cash items (including receivables), government securities, securities of other investment companies, and other securities which for purposes of this calculation are subject to the following fundamental limitations: (a) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, and (b) the Fund may not own more than 10% of the outstanding voting securities of any one issuer. In addition, the Fund may not invest 25% or more of its assets in the securities of issuers in any one industry. For purposes of these policies and limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus and undivided profits in excess of $100,000,000 at the time of investment to be “cash items.”	Mid Cap Value and Restructuring Fund

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As a matter of fundamental policy, the Acquired Funds indicated adjacent to each policy below may not:		As a matter of fundamental policy, each Acquiring Fund may not:
Invest in the securities of any single issuer if, as a result, the Fund holds more than 10% of the outstanding voting securities of such issuer.

Blended Equity Fund

Emerging Markets Fund

Energy and Natural

Resources Fund

Large Cap Growth Fund

Pacific/Asia Fund

Small Cap Fund

Value and Restructuring Fund

Core Bond Fund

Intermediate-Term Bond Fund

Borrow money, except from banks for temporary purposes, and then in amounts not in excess of 10% of the value of its total assets at the time of such borrowing or by entering into reverse repurchase agreements or by engaging in other investment techniques constituting leverage as permitted by SEC rules; or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed and 10% of the value of its total assets at the time of such borrowing. (This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate abnormally heavy redemption requests and is not for leverage purposes.) The Fund will not purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding. Optioned stock held in escrow is not deemed to be a pledge.	Blended Equity Fund Energy and Natural Resources Fund Pacific/Asia Fund Small Cap Fund Value and Restructuring Fund	Borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Borrow money (including entering into reverse repurchase agreement and purchasing when-issued securities) or mortgage, pledge or hypothecate its assets except to the extent permitted under the 1940 Act.	Emerging Markets Fund

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As a matter of fundamental policy, the Acquired Funds indicated adjacent to each policy below may not:		As a matter of fundamental policy, each Acquiring Fund may not:
Borrow money (including entering into reverse repurchase agreements and purchasing when-issued securities), or mortgage, pledge or hypothecate its assets except to the extent permitted under the 1940 Act. Optioned stock held in escrow is not deemed to be a pledge.	Large Cap Growth Fund

Borrow money or mortgage or hypothecate assets of the Fund, except from banks as a temporary measure for emergency purposes and in an amount not to exceed 1/3 of the current value of the Fund’s assets (including such borrowing) less liabilities (not including such borrowing), and except that the Fund may enter into reverse repurchase agreements and purchase when-issued securities. Notwithstanding the foregoing, the Fund may pledge, mortgage or hypothecate its assets to secure such borrowings, reverse repurchase agreements or when-issued securities and may pledge its assets to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute. Collateral arrangements with respect to options and futures, including deposits of initial margin and variation margin, are not considered a pledge of assets for purposes of this restriction. The Fund will not purchase securities while borrowings exceed 5% of their respective total assets.	Equity Opportunities Fund

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As a matter of fundamental policy, the Acquired Funds indicated adjacent to each policy below may not:		As a matter of fundamental policy, each Acquiring Fund may not:
Borrow money, except from banks, or mortgage or hypothecate assets of the Fund, except that in an amount not to exceed 1/3 of the current value of the Fund’s assets (including such borrowing) less liabilities (not including such borrowing) or by entering into reverse repurchase agreements or by engaging in other investment techniques constituting leverage as permitted by SEC rules. The Fund may pledge, mortgage or hypothecate its assets to secure such borrowings, reverse repurchase agreements, or when-issued securities, provided that collateral arrangements with respect to options and futures, including deposits of initial margin and variation margin, are not considered a pledge of assets for purposes of this restriction, and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute.	Mid Cap Value and Restructuring Fund

Borrow money, except from banks for temporary purposes, and then in amounts not in excess of 10% of the value of its total assets at the time of such borrowing or by entering into reverse repurchase agreements or by engaging in other investment techniques constituting leverage as permitted by SEC rules; or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed and 10% of the value of its total assets at the time of such borrowing. (This borrowing provision is included solely to
Core Bond Fund Intermediate-Term Bond Fund

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As a matter of fundamental policy, the Acquired Funds indicated adjacent to each policy below may not:		As a matter of fundamental policy, each Acquiring Fund may not:
facilitate the orderly sale of portfolio securities to accommodate abnormally heavy redemption requests and is not for leverage purposes.) The Fund will not purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding.

Knowingly invest more than 10% of the value of its total assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, restricted securities, and other securities for which market quotations are not readily available.	Blended Equity Fund Core Bond Fund	No similar fundamental investment policy, though each Acquiring Fund is subject to generally applicable legal restrictions on the extent to which it may invest in illiquid securities (securities that cannot be sold within seven days at approximately the price at which they are valued).

Purchase or sell commodities futures contracts or invest in oil, gas, or other mineral exploration or development programs; provided, however, that this shall not prohibit the Fund from purchasing publicly traded securities of companies engaging in whole or in part in such activities.	Blended Equity Fund	Purchase or sell commodities, except that each Fund may to the extent consistent with its investment objective: (i) invest in securities of companies that purchase or sell commodities or which invest in such programs, (ii) purchase and sell options, forward contracts, futures contracts, and options on futures contracts and (iii) enter into swap contracts and other financial transactions relating to commodities. This limitation does not apply to foreign currency transactions including without limitation forward currency contracts.
Purchase or sell commodities or commodities futures contracts or invest in oil, gas, or other mineral exploration or development programs; provided, however, that (i) this shall not prohibit the Fund from purchasing publicly traded securities of companies engaging in whole or in part in such activities; and (ii) the Fund may enter into forward currency contracts, futures contracts and related options and may invest up to 5% of its total assets in gold bullion.	Emerging Markets Fund Pacific/Asia Fund

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As a matter of fundamental policy, the Acquired Funds indicated adjacent to each policy below may not:		As a matter of fundamental policy, each Acquiring Fund may not:
Purchase or sell commodities or invest in oil, gas, or other mineral exploration or development programs; provided, however, that the Fund may, in accordance with its investment objective and policies, (i) purchase publicly traded securities of companies engaging in whole or in part in such activities or invest in liquidating trust receipts, certificates of beneficial ownership or other instruments, (ii) enter into commodity futures contracts and other futures contracts, (iii) enter into options on commodities and futures contracts, (iv) invest in gold and other precious metal bullion and coins, and (v) enter into forward contracts on foreign currencies and precious metals.	Energy and Natural Resources Fund

Purchase or sell commodities or commodities futures contracts or invest in oil, gas, or other mineral exploration or development programs; provided, however, that the Fund may: (a) purchase publicly traded securities of companies engaging in whole or in part in such activities or invest in liquidating trust receipts, certificates of beneficial ownership or other instruments in accordance with its investment objective and policies, and (b) purchase and sell options, forward contracts, futures contracts and futures options.	Large Cap Growth Fund

Purchase or sell commodities or commodities futures contracts or invest in oil, gas, or other mineral exploration or development programs; provided, however, that (i) this shall not prohibit the Fund	Small Cap Fund Value and Restructuring Fund

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As a matter of fundamental policy, the Acquired Funds indicated adjacent to each policy below may not:		As a matter of fundamental policy, each Acquiring Fund may not:
from purchasing publicly traded securities of companies engaging in whole or in part in such activities or from investing in liquidating trust receipts, certificates of beneficial ownership or other instruments in accordance with their investment objectives and policies, and (ii) the Fund may enter into futures contracts and futures options.

Purchase or sell commodity futures contracts, or invest in oil, gas, or mineral exploration or development programs; provided that the Funds may enter into futures contracts and futures options.	Core Bond Fund

Purchase or sell commodities or commodity futures contracts, or invest in oil, gas, or mineral exploration or development programs; provided that the Fund may enter into futures contracts and futures options.	Intermediate-Term Bond Fund

Issue any senior securities, except insofar as any borrowing in accordance with the Fund’s investment limitation contained in the Prospectus might be considered to be the issuance of a senior security.	Emerging Markets Fund Energy and Natural Resources Fund Large Cap Growth Fund Pacific/Asia Fund	Borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Issue any senior securities, except insofar as any borrowing in accordance with the Fund’s investment limitations might be considered to be the issuance of a senior security.	Large Cap Growth Fund

Issue any senior securities, except insofar as any borrowing by the Fund in accordance with its investment limitations might be considered to be the issuance of a senior security; provided that the Fund may enter into futures contracts and futures options.	Intermediate-Term Bond Fund Core Bond Fund

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As a matter of fundamental policy, the Acquired Funds indicated adjacent to each policy below may not:		As a matter of fundamental policy, each Acquiring Fund may not:
Issue any senior security (as that term is defined in the 1940 Act) except insofar as the Fund may be deemed to have issued a senior security in connection with any permitted borrowing under the 1940 Act or the rules and regulations thereunder.	Equity Opportunities Fund

Issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction.	Mid Cap Value and Restructuring Fund

In addition to the fundamental investment policies set forth above, the Acquired Funds set forth below also have the fundamental investment policies set forth below. The Acquiring Funds have no similar fundamental investment policies. As a matter of fundamental investment policy, the Acquired Funds set forth below may not:

•	Purchase securities on margin, make short sales of securities, or maintain a short position. (Blended Equity Fund only.)

•	Purchase securities on margin, make short sales of securities, or maintain a short position; provided that the Fund may enter into futures contracts and futures options (Core Bond Fund only.)

•	Invest in companies for the purpose of exercising management or control. (Blended Equity Fund and Core Bond Fund only.)

•

Acquire any other investment company or investment company security, except in connection with a merger, consolidation, reorganization, or acquisition of assets or where otherwise permitted by the 1940 Act. (Blended Equity Fund and Core Bond Fund only.)

•

Invest in obligations of foreign branches of financial institutions or in domestic branches of foreign banks, if immediately after such purchase (i) more than 5% of the value of its total assets would be invested in obligations of any one foreign branch of the financial institution or domestic branch of a foreign bank; or (ii) more than 20% of its total assets would be invested in foreign branches of financial institutions or in domestic branches of foreign banks. (Blended Equity Fund and Core Bond Fund only.)

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•

Invest more than 5% of its total assets in securities issued by companies which, together with any predecessor, have been in continuous operation for fewer than three years. (Blended Equity Fund and Core Bond Fund only.)

•

Invest in or sell put options, call options, straddles, spreads, or any combination thereof; provided, however, that the Fund may write covered call options with respect to its portfolio securities that are traded on a national securities exchange, and may enter into closing purchase transactions with respect to such options if, at the time of the writing of such option, the aggregate value of the securities subject to the options written by the Fund does not exceed 25% of the value of its total assets. (Blended Equity Fund only.)

•	Invest more than 25% of the value of its total assets in domestic bank obligations. (Blended Equity Fund only.)

•	Write or sell puts, calls, straddles, spreads, or combinations thereof; provided that the Fund may enter into futures contracts and futures options. (Core Bond Fund only.)

•

Purchase foreign securities; provided that subject to the limit described below, the Fund may purchase (a) dollar denominated debt obligations issued by foreign issuers, including foreign corporations and governments, by U.S. corporations outside the United States in an amount not to exceed 25% of its total assets at time of purchase; and (b) certificates of deposit, bankers’ acceptances, or other similar obligations issued by domestic branches of foreign banks, or foreign branches of U.S. banks, in an amount not to exceed 20% of its total net assets. (Core Bond Fund only.)

For a complete list of each Fund’s investment policies, see each Fund’s Statement of Additional Information.

5.	What class of Acquiring Fund shares will shareholders of each Acquired Fund receive if its Merger occurs?

As illustrated in the table on page 4, if a Merger occurs, shareholders of Class A shares of an Acquired Fund will receive Class A shares of the corresponding Acquiring Fund, shareholders of Class C shares of an Acquired Fund will receive Class C shares of the corresponding Acquiring Fund, shareholders of Shares Class shares and Institutional Shares Class shares of an Acquired Fund will receive Class Z shares of the corresponding Acquiring Fund, and shareholders of Retirement Shares Class shares of an Acquired Fund will receive Class R shares of the corresponding Acquiring Fund. The Mergers will not result in any substantive changes to shareholder rights regarding, or procedures for, purchases, redemptions or exchanges of shares, except that with respect to the purchase of shares, only eligible investors may purchase Class Z shares of an Acquiring Fund, whereas there are no similar purchase restrictions on Shares Class shares of an Acquired Fund. Shares Class shareholders of an Acquired Fund will be deemed to be eligible investors for purposes of their purchases of Class Z shares of the corresponding Acquiring Fund.

For more information on each Acquiring Fund’s current distribution, purchase, redemption and exchange policies and procedures, see Appendix D.

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6.    What are the expected federal income tax consequences of the Mergers?

Each Merger is expected to be tax-free to shareholders for federal income tax purposes, although this result is not free from doubt. This means that neither shareholders nor the Funds are expected to recognize a gain or loss directly as a result of these Mergers.

The cost basis and holding period of shares in each Acquired Fund is expected to carry over to new shares in the corresponding Acquiring Fund. At any time prior to the consummation of a Merger, a shareholder may redeem shares, likely resulting in recognition of gain or loss to such shareholder for federal income tax purposes.

Certain other tax consequences are discussed below under “Federal Income Tax Consequences.”

7.    Who bears the expenses associated with the Mergers?

Columbia Management or an affiliate, in the form of an expense reimbursement to the Funds, will bear all of the out-of-pocket expenses associated with the Mergers. Out-of-pocket expenses associated with the Mergers include, but are not limited to: (1) the expenses associated with the preparation, printing and mailing of any shareholder communications, including the Prospectus/Proxy Statement, and any filings with the SEC and/or other governmental authorities in connection with the Mergers; (2) the fees and expenses of any proxy solicitation firm retained in connection with the Mergers; and (3) the legal fees and expenses incurred by the Funds in connection with the Mergers.

8.    Who is eligible to vote?

Shareholders of record on December 21, 2007 are entitled to attend and to vote at the Meeting and any adjourned session of the Meeting. For each Acquired Fund, all shareholders will vote together as a single class on the proposal. Each whole share is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote. Shares represented by properly executed proxies, unless revoked before or at the Meeting, will be voted according to shareholder instructions. If a shareholder signs a proxy but does not fill in a vote, the shareholder’s shares will be voted to approve the applicable Merger, and if any other business comes before the Meeting, the shareholder’s shares will be voted at the discretion of the persons named as proxies.

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II. PROPOSAL – MERGER OF EACH ACQUIRED FUND

INTO THE CORRESPONDING ACQUIRING FUND

The Proposal

Shareholders of each Acquired Fund are being asked to approve the Agreement and Plan of Reorganization, the form of which is attached as Appendix A to the Prospectus/Proxy Statement. By approving the Agreement and Plan of Reorganization, shareholders are approving the merger of their Acquired Fund into the corresponding Acquiring Fund.

Principal Investment Risks

What are the principal investment risks of the Acquiring Funds, and how do they compare with those of the Acquired Funds?

The principal investment risks associated with each Acquiring Fund and with each corresponding Acquired Fund are identical. The actual risks of investing in each Fund depend on the securities held in each Fund’s portfolio and on market conditions, both of which change over time.

Columbia Blended Equity Fund

Principal Investment Risks

Columbia Blended Equity Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of Columbia Blended Equity Fund’s securities may fluctuate substantially from day to day. Such fluctuations commonly occur when individual companies report poor results or are affected by industry and/or economic trends and developments. These factors contribute to price volatility, which is another principal risk of investing in Columbia Blended Equity Fund.

Because Columbia Blended Equity Fund invests in common stocks, Columbia Blended Equity Fund is also subject to the risk that in the event a company in which Columbia Blended Equity Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to Columbia Blended Equity Fund as a holder of common stock. Therefore, it is possible that all assets of that company will be exhausted before any payments are made to Columbia Blended Equity Fund. Columbia Blended Equity Fund is also subject to the risk that undervalued common stocks may underperform other segments of the equity market or the equity markets as a whole.

Columbia Blended Equity Fund also may be subject to risks particular to its investments in foreign, medium and small capitalization companies. In particular, additional risks associated with investing in foreign companies may include legal and regulatory risk, currency risk, liquidity risk and expropriation risk. Medium and small capitalization companies may be more vulnerable to

55

adverse business or economic events than larger, more established companies. In particular, these companies may have limited product lines, markets and financial resources and may depend on a relatively small management group and therefore, stocks of these companies may be more volatile than those of larger companies.

The price of Columbia Blended Equity Fund’s shares is expected to have a high level of volatility.

Columbia Bond Fund

Principal Investment Risks

Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. Columbia Bond Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default.

Columbia Bond Fund invests in debt securities and so is subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income Columbia Bond Fund receives from it but will affect the value of Columbia Bond Fund’s shares. Interest rate risk is generally greater for debt securities with longer maturities/durations.

The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. Columbia Bond Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities.

Columbia Bond Fund also may be subject to risks particular to its investments in foreign fixed income securities. Risks associated with investing in foreign securities may include legal and regulatory risk, currency risk, liquidity risk and expropriation risk.

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The successful use of futures, options and other derivative instruments is based on Columbia Management’s ability to correctly anticipate market movements.
When the direction of the prices of Columbia Bond Fund’s securities does not correlate with the changes in the value of these transactions, or when the trading market for derivatives becomes illiquid, Columbia Bond Fund could lose money.

Junk bonds are considered speculative, involve greater risks of default or down-
grade and are more volatile than investment grade securities.

Columbia Bond Fund is also subject to the risk that long-term fixed income securities may underperform other segments of the fixed income market or the fixed income markets as a whole.

In pursuit of its principal investment strategy, Columbia Bond Fund, on occasion, may experience a portfolio turnover rate in excess of 100%. A higher rate of portfolio turnover will result in higher transaction costs, including brokerage commissions. Also, to the extent that higher portfolio turnover results in more frequently realized net gains to Columbia Bond Fund, Columbia Bond Fund’s distributions of taxable income may increase.

The price of Columbia Bond Fund’s shares is expected to have a medium level of volatility.

Columbia Emerging Markets Fund

Principal Investment Risks

Columbia Emerging Markets Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of Columbia Emerging Markets Fund’s securities may fluctuate substantially from day to day. Such fluctuations commonly occur when individual companies report poor results or are affected by industry and/or economic trends and developments. These factors contribute to price volatility, which is another principal risk of investing in Columbia Emerging Markets Fund.

Because Columbia Emerging Markets Fund invests in common stocks, Columbia Emerging Markets Fund is also subject to the risk that in the event a company in which Columbia Emerging Markets Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to Columbia Emerging Markets Fund as a holder of common stock. Therefore, it is possible that all assets of that company will be exhausted before any payments are made to Columbia Emerging Markets Fund. Columbia Emerging Markets Fund is also subject to the risk that emerging market securities may underperform other segments of the equity market or the equity markets as a whole.

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Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of Columbia Emerging Markets Fund’s investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer’s home country.

Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with Columbia Emerging Markets Fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

High-yield, lower rated securities are subject to additional risks associated with investing in high-yield securities, including greater risk of default or price declines due to changes in the issuer’s creditworthiness.

The price of Columbia Emerging Markets Fund’s shares is expected to have a very high level of volatility.

Columbia Energy and Natural Resources Fund

Principal Investment Risks	Columbia Energy and Natural Resources Fund is subject to the risk that the securities of issuers engaged in the energy and natural resources industries will underperform other market sectors or the market as a whole. To the extent that Columbia Energy and Natural Resources Fund’s investments are concentrated in issuers conducting business in the same industry, Columbia Energy and Natural Resources Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that industry. The values of natural resources are affected by numerous factors including events occurring in nature and international politics. For instance, events in nature (such as earthquakes, hurricanes or fires in prime natural resources areas) and political events (such as coups or military confrontations) can affect the overall supply of a natural resource and thereby the value of companies involved in such natural resource. In addition, rising interest rates and high inflation may affect the demand for certain natural resources and, therefore, the price of energy-related investments.

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Columbia Energy and Natural Resources Fund’s investments in precious metals are considered speculative and are affected by a variety of worldwide economic, financial and political factors. Prices of precious metals may fluctuate sharply over short periods due to several factors.

Columbia Energy and Natural Resources Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of Columbia Energy and Natural Resources Fund’s securities may fluctuate substantially from day to day. Such fluctuations commonly occur when individual companies report poor results or are affected by industry and/or economic trends and developments. These factors contribute to price volatility, which is another principal risk of investing in Columbia Energy and Natural Resources Fund.

Because Columbia Energy and Natural Resources Fund invests in common stocks, Columbia Energy and Natural Resources Fund is also subject to the risk that in the event a company in which Columbia Energy and Natural Resources Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to Columbia Energy and Natural Resources Fund as a holder of common stock. Therefore, it is possible that all assets of that company will be exhausted before any payments are made to Columbia Energy and Natural Resources Fund. Columbia Energy and Natural Resources Fund is also subject to the risk that undervalued common stocks may underperform other segments of the equity market or the equity markets as a whole.

Columbia Energy and Natural Resources Fund also may be subject to risks particular to its investments in foreign, medium and small capitalization companies. In particular, additional risks associated with investing in foreign companies may include legal and regulatory risk, currency risk, liquidity risk and expropriation risk. Medium and small capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies and therefore, stocks of these companies may be more volatile than those of larger companies.

Columbia Energy and Natural Resources Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, Columbia Energy and Natural Resources Fund may be more susceptible to a single adverse economic or political/regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

In pursuit of its principal investment strategy, Columbia Energy and Natural Resources Fund, on occasion, may experience a portfolio turnover rate in excess of 100%. A higher rate of portfolio turnover will result in higher transaction costs, including brokerage commissions. Also, to the extent that

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higher portfolio turnover results in more frequently realized net gains to Columbia Energy and Natural Resources Fund, Columbia Energy and Natural Resources Fund’s distributions of taxable income may increase.

The price of Columbia Energy and Natural Resources Fund’s shares is expected to have a high level of volatility.

Columbia Select Opportunities Fund

Principal Investment Risks	Columbia Select Opportunities Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of Columbia Select Opportunities Fund’s securities may fluctuate substantially from day to day. Such fluctuations commonly occur when individual companies report poor results or are affected by industry and/or economic trends and developments. These factors contribute to price volatility, which is another principal risk of investing in Columbia Select Opportunities Fund.

Because Columbia Select Opportunities Fund invests in common stocks, Columbia Select Opportunities Fund is also subject to the risk that in the event a company in which Columbia Select Opportunities Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to Columbia Select Opportunities Fund as a holder of common stock. Therefore it is possible that all assets of that company will be exhausted before any payments are made to Columbia Select Opportunities Fund. Columbia Select Opportunities Fund is also subject to the risk that undervalued common stocks may underperform other segments of the equity market or the equity markets as a whole.

Columbia Select Opportunities Fund also may be subject to risks particular to its investments in foreign, medium and small capitalization companies. In particular, additional risks associated with investing in foreign companies may include legal and regulatory risk, currency risk, liquidity risk and expropriation risk. Medium and small capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have limited product lines, markets and financial resources and may depend on a relatively small management group and therefore, stocks of these companies may be more volatile than those of larger companies.

The price of Columbia Select Opportunities Fund’s shares is expected to have a high level of volatility.

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Columbia Short-Intermediate Bond Fund

Principal Investment Risks

Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. Columbia Short-Intermediate Bond Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default.

Columbia Short-Intermediate Bond Fund invests in debt securities and so is subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income Columbia Short-Intermediate Bond Fund receives from it but will affect the value of Columbia Short-Intermediate Bond Fund’s shares. Interest rate risk is generally greater for debt securities with longer maturities/durations.

The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. Columbia Short-Intermediate Bond Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities.

Columbia Short-Intermediate Bond Fund also may be subject to risks particular to its investments in foreign fixed income securities. Risks associated with investing in foreign securities may include legal and regulatory risk, currency risk, liquidity risk and expropriation risk.

The successful use of futures, options and other derivative instruments is based on Columbia Management’s ability to correctly anticipate market movements. When the direction of the prices of Columbia Short-Intermediate Bond Fund’s securities does not correlate with the changes in the value of these transactions, or when the trading market for derivatives becomes illiquid, Columbia Short-Intermediate Bond Fund could lose money.

Junk bonds are considered speculative, involve greater risks of default or down-grade and are more volatile than investment grade securities.

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Columbia Short-Intermediate Bond Fund is also subject to the risk that intermediate-term fixed income securities may underperform other segments of the fixed income market or the fixed income markets as a whole.

The price of Columbia Short-Intermediate Bond Fund’s shares is expected to have a medium level of volatility.

Columbia Select Large Cap Growth Fund

Principal Investment Risks	Columbia Select Large Cap Growth Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of Columbia Select Large Cap Growth Fund’s securities may fluctuate substantially from day to day. Such fluctuations commonly occur when individual companies report poor results or are affected by industry and/or economic trends and developments. These factors contribute to price volatility, which is another principal risk of investing in Columbia Select Large Cap Growth Fund.

Because Columbia Select Large Cap Growth Fund invests in common stocks, Columbia Select Large Cap Growth Fund is also subject to the risk that in the event a company in which Columbia Select Large Cap Growth Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to Columbia Select Large Cap Growth Fund as a holder of common stock. Therefore, it is possible that all assets of that company will be exhausted before any payments are made to Columbia Select Large Cap Growth Fund. Columbia Select Large Cap Growth Fund is also subject to the risk that undervalued common stocks may underperform other segments of the equity market or the equity markets as a whole.

Columbia Select Large Cap Growth Fund also may be subject to risks particular to its investments in foreign companies. Risks associated with investing in foreign securities may include legal and regulatory risk, currency risk, liquidity risk and expropriation risk.

Columbia Select Large Cap Growth Fund is also subject to the risk that the securities of issuers in the technology and health care sectors that Columbia Select Large Cap Growth Fund purchases will underperform other market sectors or the market as a whole. To the extent that Columbia Select Large Cap Growth Fund’s investments are concentrated in issuers conducting business in the same sector, Columbia Select Large Cap Growth Fund is subject to risk associated with legislative or regulatory changes, adverse market conditions and/or increased competition affecting that sector.

The price of Columbia Select Large Cap Growth Fund’s shares is expected to have a high level of volatility.

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Columbia Mid Cap Value and Restructuring Fund

Principal Investment Risks

Columbia Mid Cap Value and Restructuring Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of Columbia Mid Cap Value and Restructuring Fund’s securities may fluctuate substantially from day to day. Such fluctuations commonly occur when individual companies report poor results or are affected by industry and/or economic trends and developments. Columbia Mid Cap Value and Restructuring Fund is also subject to the risk that an anticipated restructuring or business combination event may fail to occur or occurs and fails to produce reasonably anticipated benefits. These factors contribute to price volatility, which is another principal risk of investing in Columbia Mid Cap Value and Restructuring Fund.

Because Columbia Mid Cap Value and Restructuring Fund invests in common stocks, Columbia Mid Cap Value and Restructuring Fund is also subject to the risk that in the event a company in which Columbia Mid Cap Value and Restructuring Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to Columbia Mid Cap Value and Restructuring Fund as a holder of common stock. Therefore, it is possible that all assets of that company will be exhausted before any payments are made to Columbia Mid Cap Value and Restructuring Fund. Columbia Mid Cap Value and Restructuring Fund is also subject to the risk that undervalued common stocks may underperform other segments of the equity market or the equity markets as a whole.

Columbia Mid Cap Value and Restructuring Fund invests in companies undergoing restructuring activities and is subject to the risk that such companies have filed or in the future will be forced to file for protection from creditors under the U.S. Bankruptcy Code. If a company files for bankruptcy, Columbia Mid Cap Value and Restructuring Fund may lose the value of its investment in such company.

The medium and small capitalization companies Columbia Mid Cap Value and Restructuring Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these medium and small capitalization companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group.

Columbia Mid Cap Value and Restructuring Fund also may be subject to risks particular to its investments in foreign companies. Risks associated with investing in foreign securities may include legal and regulatory risk, currency risk, liquidity risk and expropriation risk.

The price of Columbia Mid Cap Value and Restructuring Fund’s shares is expected to have a high level of volatility.

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Columbia Pacific/Asia Fund

Principal Investment Risks

Columbia Pacific/Asia Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of Columbia Pacific/Asia Fund’s securities may fluctuate substantially from day to day. Such fluctuations commonly occur when individual companies report poor results or are affected by industry and/or economic trends and developments. These factors contribute to price volatility, which is another principal risk of investing in Columbia Pacific/Asia Fund.

Because Columbia Pacific/Asia Fund invests in common stocks, Columbia Pacific/Asia Fund is also subject to the risk that in the event a company in which Columbia Pacific/Asia Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to Columbia Pacific/Asia Fund as a holder of common stock. Therefore, it is possible that all assets of that company will be exhausted before any payments are made to Columbia Pacific/Asia Fund. Columbia Pacific/Asia Fund is also subject to the risk that Pacific Basin equity securities may underperform other segments of the equity market or the equity markets as a whole.

Columbia Pacific/Asia Fund invests primarily in securities of issuers located in a single geographic region—the Pacific Basin. The economic and political environments of countries in a particular region frequently are interrelated and the value of regional markets and issuers often will rise and fall together. As a result, Columbia Pacific/Asia Fund is subject to the risk that political and economic events will affect a larger portion of Columbia Pacific/Asia Fund’s investments than if Columbia Pacific/Asia Fund’s investments were more geographically diversified. Columbia Pacific/Asia Fund’s focus on the Pacific Basin also increases its potential share price volatility.

The Pacific Basin economies have experienced considerable difficulties, including, at various times, high inflation rates, high interest rates, currency devaluations and natural disasters. As a result, Pacific Basin securities markets have experienced extraordinary volatility. Continued growth of the Pacific Basin economies and securities markets will require sustained economic and fiscal discipline, which has been lacking in the past, as well as continued commitment to governmental reforms. Development also may be influenced by international economic conditions, particularly those in the United States and Japan, and by world demand for goods produced in Pacific Basin countries.

In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund’s investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer’s home country.

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Investing in foreign countries poses additional risks since political and economic events unique to the Pacific Basin region, or any constituent country, will affect these markets and their issuers. Such events will not necessarily affect the U.S. economy or similar issuers located in the United States. The risks will be even greater for investments in emerging market countries since political turmoil and rapid changes are more likely to occur in these countries. The financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with Columbia Pacific/Asia Fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

Columbia Pacific/Asia Fund also may be subject to risks particular to its investments in medium and small capitalization companies, which may be more vulnerable to adverse business or economic events than larger, more established companies and therefore, stocks of these companies may be more volatile than those of larger companies.

The price of Columbia Pacific/Asia Fund’s shares is expected to have a very high level of volatility.

Columbia Select Small Cap Fund

Principal Investment Risks	Columbia Select Small Cap Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of Columbia Select Small Cap Fund’s securities may fluctuate substantially from day to day. Such fluctuations commonly occur when individual companies report poor results or are affected by industry and/or economic trends and developments. These factors contribute to price volatility, which is another principal risk of investing in Columbia Select Small Cap Fund.

Because Columbia Select Small Cap Fund invests in common stocks, Columbia Select Small Cap Fund is also subject to the risk that in the event a company in which Columbia Select Small Cap Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to Columbia Select Small Cap Fund as a holder of common stock. Therefore, it is possible that all assets of that company will be exhausted before any payments are made to Columbia Select Small Cap Fund. Columbia Select Small Cap Fund is also subject to the risk that undervalued common stocks may underperform other segments of the equity market or the equity markets as a whole.

The small capitalization companies Columbia Select Small Cap Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small capitalization companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. In addition, stocks of small

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capitalization companies are less liquid and more thinly traded. Therefore, stocks of these companies may be more volatile than those of larger companies.

The price of Columbia Pacific/Asia Fund’s shares is expected to have a very high level of volatility.

Columbia Value and Restructuring Fund

Principal Investment Risks	Columbia Value and Restructuring Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of Columbia Value and Restructuring Fund’s securities may fluctuate substantially from day to day. Such fluctuations commonly occur when individual companies report poor results or are affected by industry and/or economic trends and developments. Columbia Value and Restructuring Fund is also subject to the risk that an anticipated restructuring or business combination event may fail to occur or occurs and fails to produce reasonably anticipated benefits. These factors contribute to price volatility, which is another principal risk of investing in Columbia Value and Restructuring Fund.

Because Columbia Value and Restructuring Fund invests in common stocks, Columbia Value and Restructuring Fund is also subject to the risk that in the event a company in which Columbia Value and Restructuring Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to Columbia Value and Restructuring Fund as a holder of common stock. Therefore, it is possible that all assets of that company will be exhausted before any payments are made to Columbia Value and Restructuring Fund. Columbia Value and Restructuring Fund is also subject to the risk that undervalued common stocks may underperform other segments of the equity market or the equity markets as a whole.

Columbia Value and Restructuring Fund invests in companies undergoing restructuring activities and is subject to the risk that such companies have filed or in the future will be forced to file for protection from creditors under the U.S. Bankruptcy Code. If a company files for bankruptcy, Columbia Value and Restructuring Fund may lose the value of its investment in such company.

Columbia Value and Restructuring Fund also may be subject to risks particular to its investments in foreign, small and medium capitalization companies. In particular, additional risks associated with investing in foreign companies may include legal and regulatory risk, currency risk, liquidity risk and expropriation risk. Medium and small capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies and therefore, stocks of these companies may be more volatile than those of larger companies.

The price of Columbia Value and Restructuring Fund’s shares is expected to have a high level of volatility.

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Information about the Mergers

Shares that Shareholders Will Receive

If a Merger occurs, Class A shareholders of an Acquired Fund will receive Class A shares of the corresponding Acquiring Fund, Class C shareholders of an Acquired Fund will receive Class C shares of the corresponding Acquiring Fund, Shares Class shareholders and Institutional Shares Class shareholders of an Acquired Fund will receive Class Z shares of the corresponding Acquiring Fund, and Retirement Class shareholders of an Acquired Fund will receive Class R shares of the corresponding Acquiring Fund. As compared to the shares of the Acquired Funds currently owned by shareholders, the Acquiring Fund shares that shareholders will receive will have the following characteristics:

•	They will have an aggregate net asset value equal to the aggregate net asset value of a shareholder’s current shares as of the business day before the closing of the applicable Merger.

•

They will entitle shareholders to rights generally similar to those currently enjoyed by shareholders of the Acquired Funds, but as shareholders of the Acquiring Funds. Please see Appendix E to the Prospectus/Proxy Statement for more information regarding the differences between the rights of shareholders of each Acquiring Fund and shareholders of each Acquired Fund.

•

No Merger will result in any substantive changes to shareholder rights regarding, or procedures for, purchases, redemptions or exchanges of shares, except that with respect to the purchase of shares, only eligible investors can invest in Class Z shares of an Acquiring Fund, whereas there are no similar purchase restrictions on Shares Class shares of an Acquired Fund. Shares Class shareholders will be deemed to be eligible investors for purposes of their purchases of Class Z shares of the Acquiring Fund.

•

An investor’s account in an Acquiring Fund will be subject to the Acquiring Funds’ small account policy. Under this policy, an investor’s account in an Acquiring Fund generally will be subject to a $20 annual fee if the value of that account (treating each account of an Acquiring Fund owned by the investor separately from any other account of such Acquiring Fund owned by such investor) falls below the applicable minimum initial investment requirement. Also under this policy, an Acquiring Fund will generally automatically sell an investor’s shares if the value of an account falls below $250. Class R shares of an Acquiring Fund are generally excepted from the small account policy. Additional information about each Acquiring Fund’s small account policy, including exceptions to the small account policy and applicable investment minimums, is described in Appendix D. The Acquired Funds have no similar small account policy.

•

Shares of each of Core Bond Fund and Intermediate-Term Bond Fund accrue dividends based on the “exclude” methodology (shareholders begin earning dividends on the day after the fund receives payment for their shares, and continue to earn dividends through the day the redemption of such shares settles) while shares of each of Columbia Bond Fund and Columbia Short-Intermediate Bond Fund accrue dividends based on the “include” methodology (so shareholders begin earning dividends on the day the fund receives payment for their shares, and continue to earn dividends through the day before the day the redemption of such shares settles). As a result, shareholders of each of Core Bond Fund and Intermediate-Term Bond Fund may receive dividends on one less day as a result of their Mergers.

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•	The account options a shareholder has selected for handling distributions from the shareholder’s Acquired Fund will not change as a result of the Merger.

Capitalization

Information concerning the capitalization of each Fund is contained in Appendix C to the Prospectus/Proxy Statement.

Reasons for the Mergers and Directors’/Trustees’ Considerations

The Board of Directors, including all of the directors who are not “interested persons” (as such term is defined in the 1940 Act) of the Acquired Corporation, and the Board of Trustees, including a majority of the trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Acquired Trust, based upon their evaluation of the information presented to them, and in light of their fiduciary duties under federal and state law, each determined on behalf of the Acquired Funds that they oversee that the Mergers would be in the best interests of such Acquired Funds’ shareholders and that the interests of existing shareholders of such Acquired Funds would not be diluted as a result of the Mergers. The Boards have each unanimously approved the Agreement and Plan of Reorganization and the Mergers, and recommended that Acquired Fund shareholders vote in favor of the Merger applicable to their Acquired Fund by approving the Agreement and Plan of Reorganization.

Columbia Management proposed the Mergers to the Boards at a meeting held on September 27-28, 2007. At the meeting, the Boards (with the advice and assistance of independent counsel) considered, among other things, in no order of priority:

1.	the Mergers as part of Columbia Management’s overall effort to consolidate the Excelsior Funds into the Columbia family of funds;

2.	various potential shareholder benefits of the Mergers;

3.	various alternatives to the Mergers, including the continued operation of the Acquired Funds and certain other funds as a separate fund complex and the possible liquidation of one or more of the Acquired Funds;

4.	the current asset level of each Acquired Fund;

5.	the historical performance of each Acquired Fund (see “Performance Information” below), although no assurances were given that any Acquiring Fund would achieve any particular level of performance after a Merger;

6.	the investment objectives and principal investment strategies of the Funds;

7.	that holders of each class of shares of each Acquired Fund are expected to experience the same, lower or higher total and net operating expense ratios as holders of the corresponding class of shares of the corresponding Acquiring Fund for at least one year after its Merger;

8.	the anticipated tax-free nature of the exchange of shares in each Merger, and other expected U.S. federal income tax consequences of each Merger;

9.	the potential benefits of the Mergers to Columbia Management and its affiliates;

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10.	various aspects of each Merger and the Agreement and Plan of Reorganization;

11.	the fact that shareholders of each Acquired Fund are not expected to experience any substantive change in shareholder services as a result of a Merger; and

12.	that the costs associated with each Merger will be borne by Columbia Management.

The Boards also considered that the Funds have different boards as well as different (although affiliated) investment advisers. Additionally, the Funds have different outside legal counsel. The Boards also considered, however, that many of the Funds’ service providers are identical, and that the same portfolio managers of the current advisors who are responsible for the day-to-day investment decisions of each Acquired Fund are expected by Columbia Management to continue to be responsible for the day-to-day investment decisions of the corresponding Acquiring Fund upon completion of its Merger. The Funds have the same administrator and pricing and bookkeeping agent (Columbia Management), distributor (Columbia Management Distributors, Inc.), transfer agent (Columbia Management Services, Inc.) and custodian and fund accountant (State Street Bank and Trust Company).

Regulatory Matters

Columbia Management and Columbia Management Distributors, Inc. (collectively, the “Columbia Group”) are subject to an Assurance of Discontinuance with the New York Attorney General (“NYAG”) (the “NYAG Settlement”) and a cease-and-desist order by the SEC (the “SEC Order”) on matters relating to mutual fund trading. The SEC Order and the NYAG Settlement are referred to collectively as the “Settlements.” In connection with Columbia Management providing services to the Columbia Funds, the Boards of Trustees of the Columbia Funds have agreed to conform to certain governance requirements, including the election of an independent board chair. Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay disgorgement and civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group’s applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant and independent fee consultant. The NYAG Settlement also, among other things, requires Columbia Management and its affiliates to reduce management fees for certain of the funds in the Columbia family of mutual funds and other mutual funds through November 30, 2009 and to make certain disclosures to investors relating to expenses. Please see Appendix D for more information.

Performance Information

The bar charts below show the percentage gain or loss in each calendar year (before taxes) for the 10-year (or since inception) period ended December 31, 2007 for Shares Class shares of each Acquired Fund. The bar charts should give a shareholder a general idea of how each Acquired Fund’s returns have varied from year to year. The bar charts include the effect of Fund expenses. The calculations of total returns assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, total returns would have been lower. Any expense reduction arrangement may be discontinued at any time after the end of their contract period. As with all mutual funds, past performance is not an indication of future results. Each Acquiring Fund has been newly

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formed for the purpose of effecting the transactions contemplated by the Agreement and Plan of Reorganization and in order to carry on the business of the corresponding Acquired Fund following its Merger, and will not commence investment operations until its Merger closes. It is expected, however, that the Acquired Fund will be the survivor of each Merger for performance and accounting purposes. Accordingly, the performance information shown below for each Acquiring Fund is the performance information of the corresponding Acquired Fund, and has not been adjusted to reflect any differences between the expenses of Shares Class shares of the Acquired Fund and Class Z shares of the Acquiring Fund. If such differences were reflected, the performance shown for the Acquiring Funds would be higher. Each Acquiring Fund has investment objectives and principal investment strategies identical to the investment objectives and principal investment strategies of the corresponding Acquired Fund; however, no assurance can be given that any Acquiring Fund will achieve any particular level of performance after its Merger.

Additional discussion of the manner of calculating total return is contained in each Fund’s Prospectus and Statement of Additional Information.

Blended Equity Fund

For period shown in bar chart:

Best quarter: 4th quarter 1998, 22.44%

Worst quarter: 3rd quarter 2001, (15.44%)

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Columbia Blended Equity Fund

For period shown in bar chart:

Best quarter: 4th quarter 1998, 22.44%

Worst quarter: 3rd quarter 2001, (15.44%)

Core Bond Fund

For period shown in bar chart:

Best quarter: 4th quarter 2000, 5.07%

Worst quarter: 2nd quarter 2004, (2.26%)

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Columbia Bond Fund

For period shown in bar chart:

Best quarter: 4th quarter 2000, 5.07%

Worst quarter: 2nd quarter 2004, (2.26%)

Emerging Markets Fund

For period shown in bar chart:

Best quarter: 4th quarter 1999, 59.10%

Worst quarter: 3rd quarter 2001, (24.79%)

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Columbia Emerging Markets Fund

For period shown in bar chart:

Best quarter: 4th quarter 1999, 59.10%

Worst quarter: 3rd quarter 2001, (24.79%)

Energy and Natural Resources Fund

For period shown in bar chart:

Best quarter: 3rd quarter 2005, 25.99%

Worst quarter: 3rd quarter 2002, (18.85%)

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Columbia Energy and Natural Resources Fund

For period shown in bar chart:

Best quarter: 3rd quarter 2005, 25.99%

Worst quarter: 3rd quarter 2002, (18.85%)

Equity Opportunities Fund

For period shown in bar chart:

Best quarter: 1st quarter 2006, 9.86%

Worst quarter: 2nd quarter 2006, (1.71%)

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Columbia Select Opportunities Fund

For period shown in bar chart:

Best quarter: 1st quarter 2006, 9.86%

Worst quarter: 2nd quarter 2006, (1.71%)

Intermediate-Term Bond Fund

For period shown in bar chart:

Best quarter: 3rd quarter 1998, 4.69%

Worst quarter: 2nd quarter 2004, (2.10%)

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Columbia Short-Intermediate Bond Fund

For period shown in bar chart:

Best quarter: 3rd quarter 1998, 4.69%

Worst quarter: 2nd quarter 2004, (2.10%)

Large Cap Growth Fund

For period shown in bar chart:

Best quarter: 4th quarter 1998, 39.37%

Worst quarter: 1st quarter 2001, (28.35%)

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Columbia Select Large Cap Growth Fund

For period shown in bar chart:

Best quarter: 4th quarter 1998, 39.37%

Worst quarter: 1st quarter 2001, (28.35%)

Mid Cap Value and Restructuring Fund

For period shown in bar chart:

Best quarter: 4th quarter 1999, 26.76%

Worst quarter: 3rd quarter 2002, (20.67%)

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Columbia MidCap Value and Restructuring Fund

For period shown in bar chart:

Best quarter: 4th quarter 1999, 26.76%

Worst quarter: 3rd quarter 2002, (20.67%)

Pacific/Asia Fund

For period shown in bar chart:

Best quarter: 4th quarter 1999, 40.02%

Worst quarter: 2nd quarter 1998, (20.25%)

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Columbia Pacific/Asia Fund

For period shown in bar chart:

Best quarter: 4th quarter 1999, 40.02%

Worst quarter: 2nd quarter 1998, (20.25%)

Small Cap Fund

For period shown in bar chart:

Best quarter: 2nd quarter 2003, 29.04%

Worst quarter: 3rd quarter 1998, (24.77%)

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Columbia Select Small Cap Fund

For period shown in bar chart:

Best quarter: 2nd quarter 2003, 29.04%

Worst quarter: 3rd quarter 1998, (24.77%)

Value and Restructuring Fund

For period shown in bar chart:

Best quarter: 4th quarter 1999, 28.03%

Worst quarter: 3rd quarter 1998, (20.46%)

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Columbia Value and Restructuring Fund

For period shown in bar chart:

Best quarter: 4th quarter 1999, 28.03%

Worst quarter: 3rd quarter 1998, (20.46%)

The following tables list the average annual total return for the one-year, five-year and ten-year (or since inception) periods ended December 31, 2007 for Shares Class shares, Institutional Shares Class shares and Retirement Shares Class shares of each Acquired Fund and for Class A, Class C, Class Z and Class R shares of each Acquiring Fund. After-tax returns are shown only for Shares Class shares of each Acquired Fund and Class Z shares of each Acquiring Fund; after tax returns for other share classes will vary. Each Acquiring Fund has been newly formed for the purpose of effecting the transactions contemplated by the Agreement and Plan of Reorganization and in order to carry on the business of the corresponding Acquired Fund following its Merger, and will not commence investment operations until its Merger closes. It is expected, however, that the Acquired Fund will be the survivor of each Merger for performance and accounting purposes. Accordingly, the performance information shown below for each Acquiring Fund is the performance information of the corresponding Acquired Fund. The information has been adjusted to reflect applicable sales charges, but has not been adjusted to reflect any differences between the expenses of the indicated class of the Acquiring Fund and the corresponding class of shares of the corresponding Acquired Fund. If such differences were reflected, the performance shown for Class A and Class C shares of the Acquiring Funds would be lower, and the performance shown for Class R and Class Z shares of the Acquiring Funds would be higher. These tables are intended to provide shareholders with some indication of the risks of investing in each Fund. Each table also includes the performance of one or more relevant broad-based market indices. Indices are not available for investment, are unmanaged and do not reflect deductions for sales charges, fees, expenses or taxes.

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After-tax returns are calculated using the historical highest individual federal income tax rates and do not reflect the effect of state and local taxes. Actual after-tax returns depend on an investor’s tax situation, may differ from those shown and may not be relevant to investors who hold Acquired Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Blended Equity Fund

Average Annual Total Returns — For Periods Ended December 31, 2007

	1 Year	5 Year	10 Years

Shares Class %
Return Before Taxes	10.47	13.28	6.08
Return After Taxes on Distributions	7.09	11.78	5.05
Return After Taxes on Distributions and Sale of Fund Shares	10.75	11.50	5.11
Standard & Poor’s 500 Composite Stock Price Index % (reflects no deduction for fees, expenses, or taxes)(1)	5.49	12.83	5.91

(1)	The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.

Columbia Blended Equity Fund

Average Annual Total Returns — For Periods Ended December 31, 2007

	1 Year	5 Year	10 Years
Class Z %(1)
Return Before Taxes	10.47	13.28	6.08
Return After Taxes on Distributions	7.09	11.78	5.05
Return After Taxes on Distributions and Sale of Fund Shares	10.75	11.50	5.11
Standard & Poor’s 500 Composite Stock Price Index % (reflects no deduction for fees, expenses, or taxes)(2)	5.49	12.83	5.91

(1)	The returns shown for the Fund’s Class Z shares are the returns of the Acquired Fund’s Shares Class shares. The returns shown do not reflect any differences between the expenses of Class Z shares and the Acquired Fund’s Shares Class shares.
(2)	The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.

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Core Bond Fund

Average Annual Total Returns — For Periods Ended December 31, 2007

	1 Year	5 Year	10 Years/ Since Inception
Shares Class %
Return Before Taxes	5.98	4.32	5.59
Return After Taxes on Distributions	4.38	2.65	3.51
Return After Taxes on Distributions and Sale of Fund Shares	3.85	2.74	3.51
Lehman Brothers Aggregate Bond Index % (reflects no deduction for fees, expenses, or taxes)(1)	6.97	4.42	5.97
Institutional Shares Class %
Return Before Taxes	6.36	—	5.48	(2)
Lehman Brothers Aggregate Bond Index % (reflects no deduction for fees, expenses, or taxes)(1)	6.97	—	5.82	(2)

(1)	The Lehman Brothers Aggregate Bond Index is an unmanaged, fixed income, market value-weighted index that includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities.
(2)	Since November 30, 2005.

Columbia Bond Fund

Average Annual Total Returns — For Periods Ended December 31, 2007

	1 Year	5 Year	10 Years/ Since Inception
Class Z %(1)
Return Before Taxes	5.98	4.32	5.59
Return After Taxes on Distributions	4.38	2.65	3.51
Return After Taxes on Distributions and Sale of Fund Shares	3.85	2.74	3.51
Lehman Brothers Aggregate Bond Index % (reflects no deduction for fees, expenses, or taxes)(2)	6.97	4.42	5.97

(1)	The returns shown for the Fund’s Class Z shares are the returns of the Acquired Fund’s Shares Class shares. The returns shown reflect the applicable sales charge, but do not reflect any differences between the expenses of Class Z shares and the Acquired Fund’s Shares Class shares.
(2)	The Lehman Brothers Aggregate Bond Index is an unmanaged, fixed income, market value-weighted index that includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities.

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Emerging Markets Fund

Average Annual Total Returns — For Periods Ended December 31, 2007

	1 Year	5 Years	10 Years/ Since Inception
Shares Class %(1)
Return Before Taxes	26.95	36.11	11.34
Return After Taxes on Distributions	25.39	35.50	10.96
Return After Taxes on Distributions and Sale of Fund Shares	19.14	32.68	10.05
MSCI Emerging Markets Index % (reflects no deduction for fees, expenses, or taxes)(2)	39.78	37.46	—	(3)
MSCI EAFE Index % (reflects no deduction for fees, expenses, or taxes)(4)	11.17	21.59	8.66
Institutional Shares Class % Return Before Taxes	27.19	—	33.49	(5)
MSCI Emerging Markets Index % (reflects no deduction for fees, expenses, or taxes)(2)	39.78	—	38.38	(5)
MSCI EAFE Index % (reflects no deduction for fees, expenses, or taxes)(4)	11.17	—	18.54	(5)

(1)	Because Class A and Class C shares do not have a full calendar year of performance, no past performance data is provided. Class A and Class C shares generally would have similar returns to Shares class because they would have been invested in the same portfolio of securities, although the returns would be lower to the extent that expenses for Class A and Class C shares exceed expenses paid by Shares Class shares.
(2)	The MSCI Emerging Markets Index is a widely accepted unmanaged index designed to measure equity market performance of the global emerging markets, consisting of 25 emerging market countries.
(3)	Because the inception date of the MSCI Emerging Markets Index is December 31, 1998, no performance information is available for this time period.
(4)	The MSCI EAFE (Europe, Australasia & Far East) Index is a widely accepted unmanaged index composed of a sample of companies from 21 countries representing the developed stock markets outside North America.
(5)	Since March 31, 2005.

84

Columbia Emerging Markets Fund

Average Annual Total Returns — For Periods Ended December 31, 2007

	1 Year	5 Years	10 Years/ Since Inception
Class Z %(1)
Return Before Taxes	26.95	36.11	11.34
Return After Taxes on Distributions	25.39	35.50	10.96
Return After Taxes on Distributions and Sale of Fund Shares	19.14	32.68	10.05
MSCI EAFE Index % (reflects no deduction for fees, expenses, or taxes)(4)	11.17	21.59	8.66
Class A %(1)
Return Before Taxes	19.71	34.52	10.68
Class C %(1)
Return Before Taxes	25.80	36.08	11.33
MSCI Emerging Markets Index % (reflects no deduction for fees, expenses, or taxes)(2)	39.78	37.46	—	(3)

(1)	The returns shown for the Fund’s Class Z shares, and the returns shown for the Fund’s Class A and Class C shares for periods prior to October 1, 2007, are the returns of the Acquired Fund’s Shares Class shares. Returns shown for the Fund’s Class A and Class C shares for periods after October 1, 2007, are the returns of the Acquired Fund’s Class A and Class C shares. The returns shown reflect the applicable sales charge, but do not reflect any differences between the expenses of Class A, Class C or Class Z shares and the Acquired Fund’s Shares Class shares. If these differences were reflected, the performance shown for Class A and Class C shares would be lower.
(2)	The MSCI Emerging Markets Index is a widely accepted unmanaged index designed to measure equity market performance of the global emerging markets, consisting of 25 emerging market countries.
(3)	Because the inception date of the MSCI Emerging Markets Index is December 31, 1998, no performance information is available for this time period.
(4)	The MSCI EAFE (Europe, Australasia & Far East) Index is a widely accepted unmanaged index composed of a sample of companies from 21 countries representing the developed stock markets outside North America.

85

Energy and Natural Resources Fund

Average Annual Total Returns — For Periods Ended December 31, 2007

	1 Year	5 Year	10 Years
Shares Class %(1)
Return Before Taxes	36.25	31.56	16.69
Return After Taxes on Distributions	30.55	28.30	14.53
Return After Taxes on Distributions and Sale of Fund Shares	24.25	26.87	13.91
Standard & Poor’s 500 Composite Stock Price Index % (reflects no deduction for fees, expenses, or taxes)(2)	5.49	12.83	5.91

(1)	Because Class A and Class C shares do not have a full calendar year of performance, no past performance data is provided. Class A and Class C shares generally would have similar returns to Shares Class shares because they would have been invested in the same portfolio of securities, although the returns would be lower to the extent that expenses for Class A and Class C shares exceed expenses paid by Shares Class shares.
(2)	The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.

Columbia Energy and Natural Resources Fund

Average Annual Total Returns — For Periods Ended December 31, 2007

	1 Year	5 Year	10 Years
Class Z %(1)
Return Before Taxes	36.25	31.56	16.69
Return After Taxes on Distributions	30.55	28.30	14.53
Return After Taxes on Distributions and Sale of Fund Shares	24.25	26.87	13.91
Class A %(1)
Return Before Taxes	28.42	30.01	16.00
Class C %(1)
Return Before Taxes	35.06	31.53	16.67
Standard & Poor’s 500 Composite Stock Price Index % (reflects no deduction for fees, expenses, or taxes)(2)	5.49	12.83	5.91

(1)	The returns shown for the Fund’s Class Z shares, and the returns shown for the Fund’s Class A and Class C shares for periods prior to October 1, 2007, are the returns of the Acquired Fund’s Shares Class shares. Returns shown for the Fund’s Class A and Class C shares for periods after October 1, 2007, are the returns of the Acquired Fund’s Class A and Class C shares. The returns shown reflect the applicable sales charge, but do not reflect any differences between the expenses of Class A, Class C or Class Z shares and the Acquired Fund’s Shares Class shares. If these differences were reflected, the performance shown for Class A and Class C shares would be lower.
(2)	The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.

86

Equity Opportunities Fund

Average Annual Total Returns — For Periods Ended December 31, 2007

	1 Year	Since Inception
Shares Class %(1)
Return Before taxes	16.09	13.66	(2)
Return After Taxes on Distributions	15.37	13.40	(2)
Return After Taxes on Distributions and Sale of Fund Shares	11.05	11.82	(2)
Standard & Poor’s 500 Composite Stock Price Index % (reflects no deduction for fees, expenses, or taxes)(3)	5.49	9.32	(2)
Russell 1000® Index % (reflects no deduction for fees, expenses, or taxes)(4)	5.77	9.77	(2)
Institutional Shares Class % Return Before Taxes	16.35	15.13	(5)
Standard & Poor’s 500 Composite Stock Price Index % (reflects no deduction for fees, expenses, or taxes)(3)	5.49	9.81	(5)
Russell 1000® Index % (reflects no deduction for fees, expenses, or taxes)(4)	5.77	10.32	(5)

(1)	Because Class A and Class C shares do not have a full calendar year of performance, no past performance data is provided. Class A and Class C shares generally would have similar returns to Shares Class shares because they would have been invested in the same portfolio of securities, although the returns would be lower to the extent that expenses for Class A and Class C shares exceed expenses paid by Shares Class shares.
(2)	Since March 31, 2004.
(3)	The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
(4)	The Russell 1000® Index is a widely accepted unmanaged index of U.S. stock market performance.
(5)	Since January 31, 2005.

Columbia Select Opportunities Fund

Average Annual Total Returns — For Periods Ended December 31, 2007

	1 Year	Since Inception
Class Z %(1)
Return Before taxes	16.09	13.66	(2)
Return After Taxes on Distributions	15.37	13.40	(2)
Return After Taxes on Distributions and Sale of Fund Shares	11.05	11.82	(2)
Class A %(1)
Return Before Taxes	9.30	11.85	(2)
Class C %(1)
Return Before Taxes	14.70	13.55	(2)
Standard & Poor’s 500 Composite Stock Price Index % (reflects no deduction for fees, expenses, or taxes)(3)	5.49	9.32	(2)
Russell 1000® Index % (reflects no deduction for fees, expenses, or taxes)(4)	5.77	9.77	(2)

87

(1)	The returns shown for the Fund’s Class Z shares are the returns of the Acquired Fund’s Shares Class shares. The returns shown do not reflect any differences between the expenses of Class Z shares and the Acquired Fund’s Shares Class shares.
(2)	Since March 31, 2004.
(3)	The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
(4)	The Russell 1000® Index is a widely accepted unmanaged index of U.S. stock market performance.

Intermediate-Term Bond Fund

Average Annual Total Returns — For Periods Ended December 31, 2007

	1 Year	5 Year	10 Years
Shares Class %
Return Before Taxes	6.23	4.00	5.38
Return After Taxes on Distributions	4.62	2.48	3.38
Return After Taxes on Distributions and Sale of Fund Shares	4.01	2.54	3.38
Lehman Brothers Intermediate Govt/Credit Bond Index % (reflects no deduction for fees, expenses, or taxes)(1)	7.39	4.06	5.76

(1)	The Lehman Brothers Intermediate Govt/Credit Bond Index is an unmanaged total return performance benchmark composed of U.S. government agencies and U.S. Treasury securities and investment grade corporate debt, selected as representative of the market with maturities of one to ten years.

Columbia Short-Intermediate Bond Fund

Average Annual Total Returns — For Periods Ended December 31, 2007

	1 Year	5 Year	10 Years
Class Z %(1)
Return Before Taxes	6.23	4.00	5.38
Return After Taxes on Distributions	4.62	2.48	3.38
Return After Taxes on Distributions and Sale of Fund Shares	4.01	2.54	3.38
Lehman Brothers Intermediate Govt/Credit Bond Index % (reflects no deduction for fees, expenses, or taxes)(2)	7.39	4.06	5.76

(1)	The returns shown for the Fund’s Class Z shares are the returns of the Acquired Fund’s Shares Class shares. The returns shown do not reflect any differences between the expenses of Class Z shares and the Acquired Fund’s Shares Class shares.
(2)	The Lehman Brothers Intermediate Govt/Credit Bond Index is an unmanaged total return performance benchmark composed of U.S. government agencies and U.S. Treasury securities and investment grade corporate debt, selected as representative of the market with maturities of one to ten years.

88

Large Cap Growth Fund

Average Annual Total Returns — For Periods Ended December 31, 2007

	1 Year	5 Year	10 Years/ Since Inception
Shares Class %(1)
Return Before Taxes	21.30	15.79	5.79
Return After Taxes on Distributions	21.30	15.79	5.79
Return After Taxes on Distributions and Sale of Fund Shares	13.85	13.93	5.09
Russell 1000® Growth Index % (reflects no deduction for fees, expenses, or taxes)(2)	11.81	12.11	3.83
Institutional Shares Class %
Return Before Taxes	21.60	—	20.20	(3)
Russell 1000® Growth Index % (reflects no deduction for fees, expenses, or taxes)(2)	11.81	—	12.66	(3)
Retirement Shares Class %
Return Before Taxes	20.81	—	13.00	(4)
Russell 1000® Growth Index % (reflects no deduction for fees, expenses, or taxes)(2)	11.81	—	8.68	(4)

(1)	Because Class A and Class C shares do not have a full calendar year of performance, no past performance data is provided. Class A and Class C shares generally would have similar returns to Shares Class shares because they would have been invested in the same portfolio of securities, although the returns would be lower to the extent that expenses for Class A and Class C shares exceed expenses paid by Shares Class shares.
(2)

The Russell 1000® Growth Index is an unmanaged index composed of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index is an unmanaged index composed of the 1000 largest U.S. companies by market capitalization.

(3)	Since November 9, 2006.
(4)	Since December 31, 2004.

89

Columbia Select Large Cap Growth Fund

Average Annual Total Returns — For Periods Ended December 31, 2007

	1 Year	5 Year	10 Years/ Since Inception
Class Z %(1)
Return Before Taxes	21.30	15.79	5.79
Return After Taxes on Distributions	21.30	15.79	5.79
Return After Taxes on Distributions and Sale of Fund Shares	13.85	13.93	5.09
Class A %(1)
Return Before Taxes	14.21	14.40	5.17
Class C %(1)
Return Before Taxes	20.01	15.74	5.77
Class R %(1)
Return Before Taxes	20.81	15.38	5.61
Russell 1000® Growth Index % (reflects no deduction for fees, expenses, or taxes)(2)	11.81	12.11	3.83

(1)	The returns shown for the Fund’s Class Z shares, the returns shown for the Fund’s Class A and Class C shares for periods prior to October 1, 2007 and the returns shown for the Fund’s Class R shares for periods prior to December 31, 2004, are the returns of the Acquired Fund’s Shares Class shares. Returns shown for the Fund’s Class A and Class C shares for periods after October 1, 2007, are the returns of the Acquired Fund’s Class A and Class C shares, and returns shown for the Fund’s Class R shares for periods after December 31, 2004 are the returns of the Acquired Fund’s Retirement Shares Class shares. The returns shown reflect the applicable sales charge, but do not reflect any differences between the expenses of Class A, Class C, Class Z or Class R shares and the Acquired Fund’s Shares Class shares. If these differences were reflected, the performance shown for Class A, Class C and Class R shares would be lower.
(2)

The Russell 1000® Growth Index is an unmanaged index composed of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index is an unmanaged index composed of the 1000 largest U.S. companies by market capitalization.

90

Mid Cap Value and Restructuring Fund

Average Annual Total Returns — For Periods Ended December 31, 2007

	1 Year	5 Years	10 Years
Shares Class %
Return Before taxes	1.81	16.22	12.54
Return After Taxes on Distributions	0.94	15.95	10.74
Return After Taxes on Distributions and Sale of Fund Shares	1.65	14.23	10.12
Institutional Shares Class %
Return Before taxes	2.07	16.48	12.82
Russell Mid Cap Index % (reflects no deduction for fees, expenses, or taxes)(1)	5.60	18.21	9.91
Russell Mid Cap Value Index % (reflects no deduction for fees, expenses, or taxes)(2)	(1.42)	17.92	10.18
Retirement Shares Class %
Return Before taxes	1.25	—	7.84	(3)
Russell Mid Cap Index % (reflects no deduction for fees, expenses, or taxes)(1)	5.60	—	11.09	(3)
Russell Mid Cap Value Index % (reflects no deduction for fees, expenses, or taxes)(2)	(1.42)	—	10.11	(3)

(1)	The Russell Mid Cap Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000® Index.
(2)	The Russell Mid Cap Value Index is an unmanaged index that measures the performance of Russell Mid Cap Index companies with lower price-to-book ratios and lower forecasted growth values.
(3)	Since December 31, 2004.

Columbia Mid Cap Value and Restructuring Fund

Average Annual Total Returns — For Periods Ended December 31, 2007

	1 Year	5 Years	10 Years
Class Z %(1)
Return Before taxes	1.81	16.22	12.54
Return After Taxes on Distributions	0.94	15.95	10.74
Return After Taxes on Distributions and Sale of Fund Shares	1.65	14.23	10.12
Class R %(1)
Return Before taxes	1.25	15.88	12.38
Russell Mid Cap Index % (reflects no deduction for fees, expenses, or taxes)(2)	5.60	18.21	9.91
Russell Mid Cap Value Index % (reflects no deduction for fees, expenses, or taxes)(3)	(1.42)	17.92	10.18

(1)	The returns shown for the Fund’s Class Z shares and the returns shown for the Fund’s Class R shares for periods prior to December 31, 2004 are the returns of the Acquired Fund’s Shares Class

91

shares. Returns shown for the Fund’s Class R shares for periods after December 31, 2004 are the returns of the Acquired Fund’s Retirement Shares Class shares. The returns shown reflect the applicable sales charge, but do not reflect any differences between the expenses of Class Z or Class R shares and the Acquired Fund’s Shares Class shares. If these differences were reflected, the performance shown for Class R shares would be lower.

(2)	The Russell Mid Cap Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000® Index.
(3)	The Russell Mid Cap Value Index is an unmanaged index that measures the performance of Russell Mid Cap Index companies with lower price-to-book ratios and lower forecasted growth values.

Pacific/Asia Fund

Average Annual Total Returns — For Periods Ended December 31, 2007

	1 Year	5 Years	10 Years
Shares Class %
Return Before Taxes	11.49	19.75	8.65
Return After Taxes on Distributions	6.70	18.56	7.72
Return After Taxes on Distributions and Sale of Fund Shares	10.16	17.17	7.21
MSCI AC Pacific Index % (reflects no deduction for fees, expenses, or taxes)(1)	14.64	22.60	8.86
MSCI EAFE Index % (reflects no deduction for fees, expenses, or taxes)(2)	11.17	21.59	8.66

(1)	The MSCI AC (All Country) Pacific Index is a widely accepted unmanaged index composed of 12 developed and emerging market countries. The Index is free-float adjusted and is designed to capture equity market performance in the Pacific region.
(2)	The MSCI EAFE (Europe, Australasia & Far East) Index is a widely accepted unmanaged index composed of a sample of companies from 21 countries representing the developed stock markets outside North America.

Columbia Pacific/Asia Fund

Average Annual Total Returns — For Periods Ended December 31, 2007

	1 Year	5 Years	10 Years
Class Z %(1)
Return Before Taxes	11.49	19.75	8.65
Return After Taxes on Distributions	6.70	18.56	7.72
Return After Taxes on Distributions and Sale of Fund Shares	10.16	17.17	7.21
MSCI AC Pacific Index % (reflects no deduction for fees, expenses, or taxes)(2)	14.64	22.60	8.86
MSCI EAFE Index % (reflects no deduction for fees, expenses, or taxes)(3)	11.17	21.59	8.66

(1)	The returns shown for the Fund’s Class Z shares are the returns of the Acquired Fund’s Shares Class shares. The returns shown do not reflect any differences between the expenses of Class Z shares and the Acquired Fund’s Shares Class shares.

92

(2)	The MSCI AC (All Country) Pacific Index is a widely accepted unmanaged index composed of 12 developed and emerging market countries. The Index is free-float adjusted and is designed to capture equity market performance in the Pacific region.
(3)	The MSCI EAFE (Europe, Australasia & Far East) Index is a widely accepted unmanaged index composed of a sample of companies from 21 countries representing the developed stock markets outside North America.

Small Cap Fund

Average Annual Total Returns — For Periods Ended December 31, 2007

	1 Year	5 Years	10 Years/ Since Inception
Shares Class %(1)
Return Before Taxes	10.80	19.28	8.37
Return After Taxes on Distributions	9.57	18.60	7.83
Return After Taxes on Distributions and Sale of Fund Shares	8.65	17.05	7.26
Russell 2000® Index % (reflects no deduction for fees, expenses, or taxes)(2)	(1.57)	16.25	7.08
Retirement Shares Class %
Return Before Taxes	10.30	—	9.24	(3)
Russell 2000® Index % (reflects no deduction for fees, expenses, or taxes)(2)	(1.57)	—	6.80	(3)

(1)	Because Class A and Class C shares do not have a full calendar year of performance, no past performance data is provided. Class A and Class C shares generally would have similar returns to Shares Class shares because they would have been invested in the same portfolio of securities, although the returns would be lower to the extent that expenses for Class A and Class C shares exceed expenses paid by Shares Class shares.
(2)

Russell 2000® Index is an unmanaged index and is composed of the 2,000 smallest companies in the Russell 3000® Index. The Russell 3000® Index is composed of 3,000 of the largest U.S. companies by market capitalization.

(3)	Since December 31, 2004.

93

Columbia Select Small Cap Fund

Average Annual Total Returns — For Periods Ended December 31, 2007

	1 Year	5 Years	10 Years
Class Z %(1)
Return Before Taxes	10.80	19.28	8.37
Return After Taxes on Distributions	9.57	18.60	7.83
Return After Taxes on Distributions and Sale of Fund Shares	8.65	17.05	7.26
Class A %(1)
Return Before Taxes	4.44	17.87	7.74
Class C %(1)
Return Before Taxes	9.63	19.24	8.36
Class R %(1)
Return Before Taxes	10.30	18.92	8.21
Russell 2000® Index % (reflects no deduction for fees, expenses, or taxes)(2)	(1.57)	16.25	7.08

(1)	The returns shown for the Fund’s Class Z shares, the returns shown for the Fund’s Class A and Class C shares for periods prior to October 1, 2007 and the returns shown for the Fund’s Class R shares for periods prior to December 31, 2004 are the returns of the Acquired Fund’s Shares Class shares. Returns shown for the Fund’s Class A and Class C shares for periods after October 1, 2007, are the returns of the Acquired Fund’s Class A and Class C shares, and returns shown for the Fund’s Class R shares for periods after December 31, 2004 are the returns of the Acquired Fund’s Retirement Shares Class shares. The returns shown reflect the applicable sales charge, but do not reflect any differences between the expenses of Class A, Class C, Class Z or Class R shares and the Acquired Fund’s Shares Class shares. If these differences were reflected, the performance shown for Class A, Class C and Class R shares would be lower.
(2)

Russell 2000® Index is an unmanaged index and is composed of the 2,000 smallest companies in the Russell 3000® Index. The Russell 3000® Index is composed of 3,000 of the largest U.S. companies by market capitalization.

94

Value and Restructuring Fund

Average Annual Total Returns — For Periods Ended December 31, 2007

	1 Year	5 Years	10 Years/ Since Inception
Shares Class %(1)
Return Before Taxes	10.44	19.73	11.65
Return After Taxes on Distributions	9.82	19.47	11.35
Return After Taxes on Distributions and Sale of Fund Shares	6.97	17.42	10.29
Standard & Poor’s 500 Composite Stock Price Index % (reflects no deduction for fees, expenses, or taxes)(2)	5.49	12.83	5.91
Russell 1000® Value Index % (reflects no deduction for fees, expenses, or taxes)(3)	(0.17)	14.63	7.68
Institutional Shares Class %
Return Before Taxes	10.67	19.99	20.50	(4)
Standard & Poor’s 500 Composite Stock Price Index % (reflects no deduction for fees, expenses, or taxes)(2)	5.49	12.83	13.92	(4)
Russell 1000® Value Index % (reflects no deduction for fees, expenses, or taxes)(3)	(0.17)	14.63	15.81	(4)
Retirement Shares Class %
Return Before Taxes	9.97	—	11.22	(5)
Standard & Poor’s 500 Composite Stock Price Index % (reflects no deduction for fees, expenses, or taxes)(2)	5.49	—	8.62	(5)
Russell 1000® Value Index % (reflects no deduction for fees, expenses, or taxes)(3)	(0.17)	—	9.32	(5)

(1)	Because Class A and Class C shares do not have a full calendar year of performance, no past performance data is provided. Class A and Class C shares generally would have similar returns to Shares Class shares because they would have been invested in the same portfolio of securities, although the returns would be lower to the extent that expenses for Class A and Class C shares exceed expenses paid by Shares Class shares.
(2)	The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
(3)

The Russell 1000® Value Index is an unmanaged index composed of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000® Index is an unmanaged index composed of the 1000 largest U.S. companies by market capitalization.

(4)	Since September 30, 2002.
(5)	Since December 31, 2004.

95

Columbia Value and Restructuring Fund

Average Annual Total Returns — For Periods Ended December 31, 2007

	1 Year	5 Years	10 Years/ Since Inception
Class Z %(1)
Return Before Taxes	10.44	19.73	11.65
Return After Taxes on Distributions	9.82	19.47	11.35
Return After Taxes on Distributions and Sale of Fund Shares	6.97	17.42	10.29
Class A %(1)
Return Before Taxes	4.10	18.33	11.00
Class C %(1)
Return Before Taxes	9.28	19.70	11.64
Class R %(1)
Return Before Taxes	9.97	19.40	11.50
Standard & Poor’s 500 Composite Stock Price Index % (reflects no deduction for fees, expenses, or taxes)(2)	5.49	12.83	5.91
Russell 1000® Value Index % (reflects no deduction for fees, expenses, or taxes)(3)	(0.17)	14.63	7.68

(1)	The returns shown for the Fund’s Class Z shares, the returns shown for the Fund’s Class A and Class C shares for periods prior to October 1, 2007 and the returns shown for the Fund’s Class R shares for periods prior to December 31, 2004 are the returns of the Acquired Fund’s Shares Class shares. Returns shown for the Fund’s Class A and Class C shares for periods after October 1, 2007 are the returns of the Acquired Fund’s Class A and Class C shares, and returns shown for the Fund’s Class R shares for periods after December 31, 2004 are the returns of the Acquired Fund’s Retirement Shares Class shares. The returns shown reflect the applicable sales charge, but do not reflect any differences between the expenses of Class A, Class C, Class Z or Class R shares and the Acquired Fund’s Shares Class shares. If these differences were reflected, the performance shown for Class A, Class C and Class R shares would be lower.
(2)	The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
(3)

The Russell 1000® Value Index is an unmanaged index composed of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000® Index is an unmanaged index composed of the 1000 largest U.S. companies by market capitalization.

Terms of the Agreement and Plan of Reorganization

If approved by the shareholders of the applicable Acquired Fund, and if all other conditions are satisfied, each Merger is expected to occur at the end of the first quarter of 2008. The following is a brief summary of the principal terms of the Agreement and Plan of Reorganization. Please review Appendix A to the Prospectus/Proxy Statement for the form of Agreement and Plan of Reorganization.

•

Each Acquired Fund will transfer all of the assets and liabilities attributable to each class of its shares to the corresponding Acquiring Fund in exchange for shares of the corresponding class of the corresponding Acquiring Fund with an aggregate net asset value equal to the net value of the transferred assets and liabilities.

96

•

The assets of each Acquired Fund will be valued for purposes of its Merger as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the business day next preceding the closing date of such Merger (currently scheduled to occur late in the first quarter of 2008), using the valuation procedures of the Acquiring Fund.

•

The shares of each Acquiring Fund received by the corresponding Acquired Fund will be distributed to the shareholders of the corresponding Acquired Fund pro rata in accordance with their percentage ownership of the applicable class of shares of the corresponding Acquired Fund in complete liquidation of the corresponding Acquired Fund.

•	After each Merger, the applicable Acquired Fund’s affairs will be wound up in an orderly fashion and it will be terminated under state law.

•

Each Merger requires approval by the applicable Acquired Fund’s shareholders and satisfaction of a number of other conditions; each Merger may be terminated at any time with the approval of the Board of Directors or the Board of Trustees, as applicable, and the board of trustees of the Columbia Trust.

Shareholders should be aware that each Merger as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes. However, shares may be redeemed at any time prior to the consummation of a Merger, likely resulting in the recognition of gain or loss to the redeeming shareholder for federal income tax purposes.

Federal Income Tax Consequences

Each Merger is intended to be a tax-free reorganization for federal income tax purposes. For each Merger, Ropes & Gray LLP will deliver to the applicable Acquiring Fund and to the corresponding Acquired Fund an opinion, and the closing of each Merger will be conditioned on receipt by the applicable Funds of such opinion, to the effect that, on the basis of existing provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the Treasury regulations promulgated thereunder, current administrative rules, pronouncements, and court decisions, while the matter is not free from doubt, all of which are subject to change (including changes with retroactive effect), generally for federal income tax purposes:

•

the Merger will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

•

under Sections 361 and 357 of the Code, no gain or loss will be recognized by the Acquired Fund upon the transfer of its assets to the Acquiring Fund in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the Acquired Fund’s liabilities, or upon the distribution of Acquiring Fund shares by the Acquired Fund to its shareholders in liquidation;

•

under Section 354 of the Code, no gain or loss will be recognized by shareholders of the Acquired Fund on the distribution of Acquiring Fund shares to them in exchange for their shares of the Acquired Fund;

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•

under Section 358 of the Code, the aggregate tax basis of the Acquiring Fund shares that the Acquired Fund’s shareholders receive in exchange for their Acquired Fund shares will be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor;

•

under Section 1223(1) of the Code, an Acquired Fund shareholder’s holding period for the Acquiring Fund shares received will be determined by including the holding period for the Acquired Fund shares exchanged therefor, provided that at the time of the exchange the shareholder held the Acquired Fund shares as a capital asset;

•

under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon receipt of the assets transferred to the Acquiring Fund in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund;

•

under Section 362(b) of the Code, the Acquiring Fund’s tax basis in the assets that the Acquiring Fund receives from the Acquired Fund will be the same as the Acquired Fund’s tax basis in such assets immediately prior to such exchange;

•	under Section 1223(2) of the Code, the Acquiring Fund’s holding periods in such assets will include the Acquired Fund’s holding periods in such assets; and

•

the Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Regulations thereunder.

Each opinion will be based on certain factual certifications made by officers of the applicable Acquired Fund, the corresponding Acquiring Fund, the Excelsior Companies and the Columbia Trust and will also be based on customary assumptions. No opinion is a guarantee that the tax consequences of a Merger will be as described above. There is no assurance that the Internal Revenue Service or a court would agree with any opinion.

This description of the federal income tax consequences of each Merger is made without regard to the particular circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Mergers, including the applicability and effect of state, local, non-U.S. and other tax laws.

EACH BOARD UNANIMOUSLY RECOMMENDS APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION.

Required Vote for the Proposal

Approval of the Agreement and Plan of Reorganization by each Acquired Fund will require the affirmative vote of the holders of the lesser of (1) 67% or more of such Acquired Fund’s voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of such Acquired Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of such Acquired Fund. A vote of the shareholders of the corresponding Acquiring Fund is not needed to approve a Merger.

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III. GENERAL

Voting Information

The Board of Directors or the Board of Trustees, as applicable, is soliciting proxies from the shareholders of the Acquired Funds in connection with the Meeting, which has been called to be held at 2:00 p.m. Eastern time on March 14, 2008, at One Financial Center, Boston, Massachusetts 02111-2621. The meeting notice, the Prospectus/Proxy Statement and the Proxy Card are expected to be mailed to shareholders beginning on or about February 8, 2008.

Information about Proxies and the Conduct of the Meeting

Solicitation of Proxies. Proxies will be solicited primarily through the mailing of the Prospectus/Proxy Statement and its enclosures, but proxies also may be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of each Acquired Fund or by employees or agents of Columbia Management and its affiliated companies. In addition, Computershare Fund Services, 280 Oser Avenue, Hauppauge, NY 11788, has been engaged to assist in the solicitation of proxies, at an estimated aggregate cost of $481,374, which will be paid by Columbia Management.

Voting Process. Shareholders can vote in any one of the following ways:

a.	By mail, by filling out and returning the enclosed Proxy Card;

b.	By phone, fax or Internet (see the enclosed Proxy Card for instructions); or

c.	In person at the Meeting.

Shareholders who owned shares on the record date, December 21, 2007, are entitled to vote at the Meeting and at any adjourned session of the Meeting. Each whole share is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote on any matter on which it is entitled to vote. If a shareholder chooses to vote by mail or by fax and such shareholder is an individual account owner, such shareholder should sign exactly as the name appears on the Proxy Card. Either owner of a joint account may sign the Proxy Card, but the signer’s name must match exactly the name that appears on the Proxy Card.

Quorum and Method of Tabulation. Shares represented by a duly executed proxy will be voted as instructed on the Proxy Card. If a proxy is executed, but no instructions are given, the proxy will be voted in favor of the proposal. A shareholder can revoke a proxy at any time prior to the Meeting by sending a signed, written letter of revocation to the Secretary of the applicable Acquired Fund, by properly executing and submitting a later-dated proxy or by attending the Meeting and voting in person. Merely attending the Meeting without voting will not revoke a proxy.

Votes cast in person or by proxy at the Meeting will be counted by persons appointed by each Acquired Fund as tellers or inspectors of election for the Meeting (the “Tellers”). With respect to Blended Equity Fund, Emerging Markets Fund, Energy and Natural Resources Fund, Large Cap Growth Fund, Pacific/Asia Fund, Small Cap Fund, Value and Restructuring Fund, Core Bond Fund and Intermediate-Term Bond Fund, more than fifty percent (50%) of the shares of the Acquired Fund entitled to vote present in person or represented by proxy, constitutes a quorum for the transaction of

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business by the shareholders of the Acquired Fund. Presence in person or by proxy of shareholders entitled to cast at least 33 1/3% of all the votes entitled to be cast at the Meeting constitutes a quorum at the Meeting for each of Equity Opportunities Fund and Mid Cap Value and Restructuring Fund. In determining whether a quorum is present, the Tellers will count shares represented by proxies that reflect abstentions and “broker non-votes” as shares that are present and entitled to vote. Abstentions and broker non-votes will have the effect of a negative vote on the proposal. “Broker non-votes” are shares held by a broker or nominee as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares should be voted.

Underwriter Address. The address of the Funds’ principal underwriter, Columbia Management Distributors, Inc., is One Financial Center, Boston, Massachusetts 02111.

Share Ownership. Appendix B to the Prospectus/Proxy Statement lists the total number of shares outstanding as of December 21, 2007 for each class of shares of each Acquired Fund entitled to vote at the Meeting. It also identifies holders of more than five percent of any class of shares of each Acquired Fund, and contains information about the executive officers and directors or trustees of each Acquired Fund and their shareholdings in such Acquired Fund.

Adjournments; Other Business. If a quorum is not present at the Meeting, or if an Acquired Fund has not received enough votes by the time of the Meeting to approve the proposal, the persons named as proxies or shareholders present at the Meeting may propose that the Meeting be adjourned with respect to such Acquired Fund one or more times to permit further solicitation of proxies. For each Acquired Fund, any adjournment requires the affirmative vote of a majority of the total number of votes properly cast on the matter, whether or not a quorum is present. Except with respect to an adjournment due to a lack of quorum, the persons named as proxies will vote in favor of any adjournment all proxies that they are entitled to vote in favor of the proposal. They will vote against any adjournment any proxy that directs them to vote against the proposal. They will not vote any proxy that directs them to abstain from voting on the proposal.

The Meeting has been called to transact any business that properly comes before it. The only business that management of each Acquired Fund intends to present or knows that others will present is the proposal. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, except when the Secretary of the applicable Acquired Fund has previously received written instructions to the contrary from the shareholder entitled to vote the shares.

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Agreement and Plan of Reorganization

THIS AGREEMENT AND PLAN OF REORGANIZATION dated as of [•], 2008, is by and among each of the trust and corporation identified in Schedule A hereto as an Acquired Company (each an “Acquired Company”), on behalf of each series thereof identified in Schedule A hereto as an Acquired Fund (each an “Acquired Fund”), Columbia Funds Series Trust I (the “Acquiring Trust”), on behalf of each series thereof identified in Schedule A hereto as an Acquiring Fund (each an “Acquiring Fund”); and Columbia Management Advisors, LLC (the “Adviser”).

This Agreement shall be treated as if each reorganization between an Acquired Fund and its corresponding Acquiring Fund contemplated hereby had been the subject of a separate agreement.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 361(a) and Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and any successor provision. The reorganization will consist of the transfer of all of the assets of each Acquired Fund attributable to each class of its shares in exchange for shares of the corresponding class of shares of the corresponding Acquiring Fund (the “Acquisition Shares”), and the assumption by each Acquiring Fund of the liabilities of the corresponding Acquired Fund and the distribution of the Acquisition Shares to the relevant shareholders of such Acquired Fund in liquidation of such Acquired Fund, all upon the terms and conditions set forth in this Agreement.

In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	TRANSFER OF ASSETS OF EACH ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ACQUISITION SHARES AND LIQUIDATION OF SUCH ACQUIRED FUND.

1.1.	Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein,

(a)	Each Acquired Fund will transfer and deliver to the corresponding Acquiring Fund, and each such Acquiring Fund will acquire, all the assets of such Acquired Fund as set forth in paragraph 1.2;

(b)	Each Acquiring Fund will assume all of the corresponding Acquired Fund’s liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise, in existence on the Closing Date (as defined in paragraph 1.2 hereof) (the “Obligations”); and

(c)	Each Acquiring Fund will issue and deliver to the corresponding Acquired Fund in exchange for the net assets attributable to each class of its shares a number of Acquisition Shares of such class equal to the number of shares of such class of the corresponding Acquired Fund outstanding immediately prior to the consummation of the transactions contemplated hereby. Such transactions shall take place at the closing provided for in paragraph 3.1 (the “Closing”).

1.2.

The assets of each Acquired Fund to be acquired by the corresponding Acquiring Fund shall consist of all cash, securities, dividends and interest receivable, receivables for shares sold and all other assets which are owned by the Acquired Fund on the closing date provided in

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paragraph 3.1 (the “Closing Date”) and any deferred expenses, other than unamortized organizational expenses, shown as an asset on the books of such Acquired Fund on the Closing Date. Each Acquiring Fund agrees that all rights to indemnification and all limitations of liability existing in favor of the Acquired Company’s current and former trustees/directors and officers, acting in their capacities as such, under the Acquired Company’s organizational documents as in effect as of the date of this Agreement or under any other agreement of the Acquired Fund shall survive the reorganization as obligations of the Acquiring Trust, on behalf of the Acquiring Fund, and shall continue in full force and effect, without any amendment thereto, and shall constitute rights which may be asserted against the Acquiring Trust, on behalf of the Acquiring Fund, its successors or assigns.

1.3.	As provided in paragraph 3.4, on the Closing Date, or as soon thereafter as is conveniently practicable (the “Liquidation Date”), each Acquired Fund will liquidate and distribute pro rata to its shareholders of record of each class of shares, determined as of the close of business on the Valuation Date (as defined in paragraph 2.1), the Acquisition Shares of the relevant class received from the corresponding Acquiring Fund pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquisition Shares then credited to the account of each Acquired Fund on the books of the corresponding Acquiring Fund to open accounts on the share records of the corresponding Acquiring Fund in the names of such Acquired Fund’s shareholders and representing the respective pro rata number of Acquisition Shares due such shareholders. The corresponding Acquiring Fund shall not be obligated to issue certificates representing Acquisition Shares in connection with such exchange.

1.4.	With respect to Acquisition Shares distributable pursuant to paragraph 1.3 to an Acquired Fund shareholder holding a certificate or certificates for shares of such Acquired Fund, if any, on the Valuation Date, such Acquired Fund will not permit such shareholder to receive Acquisition Share certificates therefor, to exchange such Acquisition Shares for shares of other investment companies, to effect an account transfer of such Acquisition Shares, or to pledge or redeem such Acquisition Shares until such shareholder has surrendered all his or her outstanding certificates for Acquired Fund shares or, in the event of lost certificates, posted adequate bond.

1.5.	If applicable, as soon as practicable after the Closing Date, each Acquired Company shall file an application pursuant to Section 8(f) of the Investment Company Act of 1940, as amended (the “1940 Act”), for an order declaring that it has ceased to be an investment company and, upon receipt of such order, shall make all filings and take all other steps as shall be necessary and proper to effect its complete termination under applicable state law. After the Closing Date, no Acquired Fund shall conduct any business except in connection with its liquidation, deregistration (if applicable) and termination.

2.	VALUATION.

2.1.

The value of each Acquired Fund’s assets to be acquired by the corresponding Acquiring Fund hereunder shall be the value of such assets computed as of the close of regular trading on the New York Stock Exchange on the business day next preceding the Closing (such time and date being herein called the “Valuation Date”) using the valuation procedures set forth in the organizational documents of the corresponding Acquiring Fund and the then current

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prospectus or prospectuses or statement or statements of additional information of the corresponding Acquiring Fund (collectively, as amended or supplemented from time to time, the “Acquiring Fund Prospectus”) for determining net asset value, and shall be certified by such Acquired Fund.

2.2.	[Reserved].

3.	CLOSING AND CLOSING DATE.

3.1.	The Closing Date shall be on March 31, 2008, or on such other date as the parties may agree. The Closing shall be held at 10:00 a.m. at the Adviser’s offices, One Financial Center, Boston, Massachusetts 02111 (or such other place as the parties may agree), at such time as the parties may agree.

3.2.	The portfolio securities of each Acquired Fund shall be made available by such Acquired Fund to the custodian for the corresponding Acquiring Fund (the “Custodian”) for examination no later than the fifth business day preceding the Valuation Date. On the Closing Date, such portfolio securities and all such Acquired Fund’s cash shall be delivered by such Acquired Fund to the Custodian for the account of the corresponding Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department’s book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the 1940 Act and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of “State Street Bank and Trust Company, custodian for corresponding Acquiring Fund.”

3.3.	In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on the New York Stock Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of each Acquired Fund or of the corresponding Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days of the Valuation Date, this Agreement may be terminated by either an Acquired Fund or the corresponding Acquiring Fund upon the giving of written notice to the other party.

3.4.

At the Closing, each Acquired Fund or its transfer agent shall deliver to the corresponding Acquiring Fund or its designated agent a list of the names and addresses of such Acquired Fund’s shareholders and the number of outstanding shares of each class of such Acquired Fund owned by each such shareholder, all as of the close of business on the Valuation Date, certified by any Vice President, Secretary or Assistant Secretary of such Acquired Fund. The Acquiring Trust will provide to each Acquired Fund evidence satisfactory to such Acquired Fund that the Acquisition Shares issuable pursuant to paragraph 1.1(c) have been credited to such Acquired Fund’s account on the books of the corresponding Acquiring Fund. On the

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Liquidation Date, each Acquiring Fund will provide to the corresponding Acquired Fund evidence satisfactory to the corresponding Acquired Fund that such Acquisition Shares have been credited pro rata to open accounts in the names of the corresponding Acquired Fund’s shareholders as provided in paragraph 1.3.

3.5.	At the Closing, each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by paragraph 1.

4.	REPRESENTATIONS AND WARRANTIES.

4.1.	Each Acquired Fund represents and warrants the following to the corresponding Acquiring Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

(a)	The Acquired Fund is either (i) a series of an Acquired Company that is duly organized, validly existing and in good standing under the laws of the State of Delaware or (ii) a series of an Acquired Company that is duly organized, validly existing and in good standing under the laws of the State of Maryland, as applicable;

(b)	The applicable Acquired Company is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquired Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust or Articles of Incorporation, as applicable, of the applicable Acquired Company and the 1940 Act;

(c)	The Acquired Fund is not in violation in any material respect of any provision of its organizational documents or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which the Acquired Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

(d)	The Acquired Fund has no material contracts or other commitments (other than this Agreement and such other contracts as may be entered into in the ordinary course of its business) which if terminated may result in material liability to the Acquired Fund or under which (whether or not terminated) any material payments for periods subsequent to the Closing Date will be due from the Acquired Fund;

(e)	To the knowledge of the Acquired Fund, except as has been disclosed in writing to the corresponding Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquired Fund, any of its properties or assets, or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

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(f)	The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments of the Acquired Fund, as of and for its most recently completed fiscal year, audited by PricewaterhouseCoopers LLP (and, if applicable, the unaudited statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments for any subsequent semiannual period following the most recently completed fiscal year), copies of which have been furnished to the corresponding Acquiring Fund, fairly reflect the financial condition and results of operations of the Acquired Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquired Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets and liabilities referred to above or those incurred in the ordinary course of its business since the date of the Acquired Fund’s most recently completed fiscal year;

(g)	Since the date of the Acquired Fund’s most recently completed fiscal year, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness, except as disclosed in writing to the corresponding Acquiring Fund. For the purposes of this subparagraph (g), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities and net redemptions shall be deemed to be in the ordinary course of business;

(h)	As of the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on such returns and reports or on any assessment received shall have been paid, or provisions shall have been made for the payment thereof, except for amounts that alone and in the aggregate would not reasonably be expected to have a material adverse effect. All of the Acquired Fund’s tax liabilities will have been adequately provided for on its books. To the best of the Acquired Fund’s knowledge, it will not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid;

(i)	The Acquired Fund meets the requirements of subchapter M of the Code for treatment as a “regulated investment company” within the meaning of Section 851 of the Code, and will continue meeting such requirements at all times through the Closing Date. The Acquired Fund has not at any time since its inception been liable for nor is now liable for any material income or excise tax pursuant to Section 852 or 4982 of the Code. The Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties which could be imposed thereunder;

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(j)	All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquired Fund’s then current prospectus or prospectuses or statement or statements of additional information (collectively, as amended or supplemented from time to time, the “Acquired Fund Prospectus”)) by the applicable Acquired Company and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of the Acquired Fund are outstanding and none will be outstanding on the Closing Date;

(k)	The Acquired Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquired Fund Prospectus, except as previously disclosed in writing to the corresponding Acquiring Fund;

(l)	The execution, delivery and performance of this Agreement has been duly authorized by the trustees/directors of the Acquired Company, and, upon approval thereof by the required majority of the shareholders of the Acquired Fund, this Agreement will constitute the valid and binding obligation of the Acquired Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(m)	The Acquisition Shares to be issued to the Acquired Fund pursuant to paragraph 1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund’s shareholders as provided in paragraph 1.3;

(n)	The information provided by the Acquired Fund for use in the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects an shall comply with federal securities and other laws and regulations as applicable thereto;

(o)	No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act and state securities or “Blue Sky” laws (which terms used herein shall include the laws of the District of Columbia and of Puerto Rico);

(p)

At the Closing Date, the Acquired Fund will have good and marketable title to its assets to be transferred to the corresponding Acquiring Fund pursuant to paragraph 1.1 and will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the corresponding Acquiring Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and liabilities and payment therefor as contemplated by this Agreement, the corresponding Acquiring Fund will acquire good and marketable title thereto and will acquire the Investments and any such other assets and liabilities

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subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof, except as previously disclosed to the corresponding Acquiring Fund. As used in this Agreement, the term “Investments” shall mean the Acquired Fund’s investments shown on the schedule of its investments as of the date of its most recently completed fiscal year, referred to in subparagraph 4.1(f) hereof, as supplemented with such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Closing Date;

(q)	[Reserved]; and

(r)	No registration of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the corresponding Acquiring Fund or the Acquired Fund, except as previously disclosed by the Acquired Fund to the corresponding Acquiring Fund.

4.2.	Each Acquiring Fund represents and warrants the following to the corresponding Acquired Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

(a)	The Acquiring Fund is a series of the Acquiring Trust, which is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts;

(b)	The Acquiring Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquiring Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Acquiring Trust and the 1940 Act;

(c)	At the Closing Date, the Acquiring Fund Prospectus will conform in all material respects to the applicable requirements of the 1933 Act and the rules and regulations of the Securities and Exchange Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and there will be no material contracts to which the Acquiring Fund is a party that are not referred to in such Prospectus or in the registration statement of which it is a part;

(d)	At the Closing Date, the Acquiring Fund will have good and marketable title to its assets;

(e)	The Acquiring Fund is not in violation in any material respect of any provisions of its organizational documents or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which the Acquiring Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

(f)	To the knowledge of the Acquiring Fund, except as has been disclosed in writing to the Acquired Fund, no litigation or administrative proceeding or investigation of or before

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any court or governmental body is presently pending or threatened as to the Acquiring Fund, any of its properties or assets, or any person whom the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

(g)	[Reserved];

(h)	[Reserved];

(i)	As of the Closing Date, the Acquiring Fund shall have not been required by law to have filed any federal or other tax returns or reports. All of the Acquiring Fund’s tax liabilities, if any, will have been adequately provided for on its books. To the best of the Acquiring Fund’s knowledge, it will not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid;

(j)	The Acquiring Fund was established by the trustees of the Acquiring Trust in order to effect the transactions described in this Agreement. It has not yet filed its first federal income tax return and, thus, has not yet elected to be treated as a “regulated investment company” for federal income tax purposes. However, upon filing its first income tax return at the completion of its first taxable year, the Acquiring Fund will elect to be a “regulated investment company” and until such time will take all steps necessary to ensure that it qualifies for taxation as a “regulated investment company” under Sections 851 and 852 of the Code;

(k)	The Acquiring Fund has no shares of beneficial interest issued and outstanding;

(l)	[Reserved];

(m)	The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes the valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(n)	The Acquisition Shares to be issued and delivered to the corresponding Acquired Fund pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued shares of the Acquiring Fund, and will be fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Fund, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof;

(o)	The information provided by the Acquiring Fund for use in the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 shall be accurate and

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complete in all material respects an shall comply with federal securities and other laws and regulations as applicable thereto; and

(p)	No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and state securities or “Blue Sky” laws (which terms as used herein shall include the laws of the District of Columbia and of Puerto Rico).

5.	COVENANTS OF EACH ACQUIRED FUND AND THE CORRESPONDING ACQUIRING FUND.

Each Acquired Fund and each corresponding Acquiring Fund hereby covenants and agrees with the other as follows:

5.1.	The corresponding Acquiring Fund and the Acquired Fund will each operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include regular and customary periodic dividends and distributions.

5.2.	Each Acquired Fund will call a meeting of its shareholders to be held prior to the Closing Date to consider and to act upon this Agreement and to take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

5.3.	In connection with each Acquired Fund shareholders’ meeting referred to in paragraph 5.2, the corresponding Acquiring Fund will prepare a prospectus/proxy statement (the “Prospectus/Proxy Statement”) for such meeting, to be included in a Registration Statement on Form N-14 (the “Registration Statement”), which the corresponding Acquiring Fund will prepare and file for registration under the 1933 Act of the Acquisition Shares to be distributed to each Acquired Fund’s shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act.

5.4	The information to be furnished by each Acquired Fund for use in the Registration Statement and the information to be furnished by the corresponding Acquiring Fund for use in the Prospectus/Proxy Statement, each as referred to in paragraph 5.3, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations thereunder applicable thereto.

5.5.	The corresponding Acquiring Fund will advise the Acquired Fund promptly if at any time prior to the Closing Date the assets of such Acquired Fund include any securities that the corresponding Acquiring Fund is not permitted to acquire.

5.6.	Subject to the provisions of this Agreement, the Acquired Fund and the corresponding Acquiring Fund will each take, or cause to be taken, all action, and do, or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to the other party’s obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

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5.7.	The corresponding Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or “Blue Sky” laws as it may deem appropriate in order to continue its operations after the Closing Date.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRED FUND.

The obligation of each Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the corresponding Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

6.1.	The corresponding Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in its name by its President or a Vice President and its Treasurer or an Assistant Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the corresponding Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the corresponding Acquiring Fund has complied with all the covenants and agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to the Closing Date.

6.2.	The Acquired Fund shall have received a favorable opinion of Ropes & Gray LLP, dated the Closing Date and in a form satisfactory to the Acquired Fund, to the following effect:

(a)	The Acquiring Trust is duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquiring Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and Bylaws of the Acquiring Trust;

(b)	This Agreement has been duly authorized, executed and delivered on behalf of the corresponding Acquiring Fund and, assuming the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 comply with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Acquired Fund, is the valid and binding obligation of the corresponding Acquiring Fund, enforceable against the corresponding Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(c)	The corresponding Acquiring Fund has the power to assume the liabilities to be assumed by it hereunder and, upon consummation of the transactions contemplated hereby, the corresponding Acquiring Fund will have duly assumed such liabilities;

(d)	The Acquisition Shares to be issued for transfer to the Acquired Fund’s shareholders as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and fully paid and nonassessable shares in the corresponding Acquiring Fund, and no shareholder of the corresponding Acquiring Fund has any preemptive right of subscription or purchase in respect thereof;

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(e)	The execution and delivery of this Agreement did not, and the performance by the corresponding Acquiring Fund of its obligations hereunder will not, violate the corresponding Acquiring Fund’s organizational documents, or any provision of any agreement known to such counsel to which the corresponding Acquiring Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which such Acquiring Fund is a party or by which it is bound;

(f)	To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the corresponding Acquiring Fund of the transactions contemplated by this Agreement except such as may be required under state securities or “Blue Sky” laws or such as have been obtained;

(g)	Such counsel does not know of any legal or governmental proceedings relating to the Acquiring Fund existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Registration Statement that are not described as required;

(h)	The Acquiring Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

(i)	To the knowledge of such counsel, except as has been disclosed in writing to the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the corresponding Acquiring Fund or any of its properties or assets or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the corresponding Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transaction contemplated hereby.

6.3.	For the period beginning at the Closing Date and ending not less than six years thereafter, the Adviser, its successors and assigns, shall provide, or cause to be provided, liability coverage at least comparable to the liability coverage currently applicable to both former and current trustees/directors and officers of the Acquired Company as of the date of this Agreement, covering the actions of such trustees/directors and officers of the Acquired Company for the period they served as such. Any related costs or expenses shall be borne by the Acquired Company.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRING FUND.

The obligations of each Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the corresponding Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

7.1.	The corresponding Acquired Fund shall have delivered to the Acquiring Fund a certificate executed in its name by its President or a Vice President and its Treasurer or an Assistant

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Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the corresponding Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the corresponding Acquired Fund has complied with all the covenants and agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to the Closing Date.

7.2.	The Acquiring Fund shall have received a favorable opinion of Morgan, Lewis & Bockius LLP, dated the Closing Date and in a form satisfactory to the Acquiring Fund, to the following effect:

(a)	The applicable Acquired Company (i) is either (A) duly organized and validly existing under the laws of the State of Maryland or (B) duly organized and validly existing under the laws of the State of Delaware and (ii) has power to own all of its properties and assets and to carry on its business as presently conducted, and the corresponding Acquired Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust/Articles of Incorporation and Bylaws of the Acquired Company;

(b)	This Agreement has been duly authorized, executed and delivered on behalf of the corresponding Acquired Fund and, assuming the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 comply with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Acquiring Fund, is the valid and binding obligation of the corresponding Acquired Fund enforceable against the corresponding Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(c)	The corresponding Acquired Fund has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby, the corresponding Acquired Fund will have duly transferred such assets to the Acquiring Fund;

(d)	The execution and delivery of this Agreement did not, and the performance by the corresponding Acquired Fund of its respective obligations hereunder will not, violate the corresponding Acquired Fund’s organizational documents or any provision of any agreement known to such counsel to which the corresponding Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the corresponding Acquired Fund is a party or by which it is bound;

(e)	To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the corresponding Acquired Fund of the transactions contemplated by this Agreement, except such as have been obtained;

A-12

(f)	Such counsel does not know of any legal or governmental proceedings relating to the corresponding Acquired Fund existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Prospectus/Proxy Statement that are not described as required;

(g)	The applicable Acquired Company is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

(h)	To the knowledge of such counsel, except as has been disclosed in writing to the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the corresponding Acquired Fund or any of its properties or assets or any person whom the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the corresponding Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transaction contemplated thereby.

7.3.	[Reserved]

7.4.	The Custodian shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the corresponding Acquired Fund held by the Custodian as of the Valuation Date.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRING FUND AND THE CORRESPONDING ACQUIRED FUND.

The respective obligations of each Acquired Fund and the corresponding Acquiring Fund hereunder are each subject to the further conditions that on or before the Closing Date:

8.1.	This Agreement and the transactions contemplated herein shall have received all necessary shareholder approvals at the meeting of shareholders of each Acquired Fund referred to in paragraph 5.2.

8.2.	On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby.

8.3.	All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Securities and Exchange Commission and of state “Blue Sky” and securities authorities) deemed necessary by the Acquired Fund or the corresponding Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquired Fund or the corresponding Acquiring Fund.

8.4.	The Registration Statement shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

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8.5.	The Acquired Fund shall have received a favorable opinion of Ropes & Gray LLP satisfactory to the Acquired Fund, and the corresponding Acquiring Fund shall have received a favorable opinion of Ropes & Gray LLP satisfactory to the corresponding Acquiring Fund, each substantially to the effect that, on the basis of existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules, pronouncements, and court decisions, while the matter is not free from doubt, generally for federal income tax purposes:

(a)	The transactions contemplated by this Agreement will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the corresponding Acquiring Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code;

(b)	under Sections 361 and 357 of the Code, no gain or loss will be recognized by the Acquired Fund upon the transfer of its assets to the Acquiring Fund in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the Acquired Fund’s liabilities, or upon the distribution of Acquiring Fund shares by the Acquired Fund to its shareholders in liquidation;

(c)	under Section 354 of the Code, no gain or loss will be recognized by shareholders of the Acquired Fund on the distribution of Acquiring Fund shares to them in exchange for their shares of the Acquired Fund;

(d)	under Section 358 of the Code, the aggregate tax basis of the Acquiring Fund shares that the Acquired Fund’s shareholders receive in exchange for their Acquired Fund shares will be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor;

(e)	under Section 1223(1) of the Code, an Acquired Fund shareholder’s holding period for the Acquiring Fund shares received will be determined by including the holding period for the Acquired Fund shares exchanged therefor, provided that at the time of the exchange the shareholder held the Acquired Fund shares as a capital asset;

(f)	under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon receipt of the assets transferred to the Acquiring Fund in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund;

(g)	under Section 362(b) of the Code, the Acquiring Fund’s tax basis in the assets that the Acquiring Fund receives from the Acquired Fund will be the same as the Acquired Fund’s tax basis in such assets immediately prior to such exchange;

(h)	under Section 1223(2) of the Code, the Acquiring Fund’s holding periods in such assets will include the Acquired Fund’s holding periods in such assets; and

(i)	the Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Regulations thereunder.

A-14

The opinion will be based on certain factual certifications made by officers of the Acquired Fund and the corresponding Acquiring Fund and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the relevant reorganization will be as described above. There is no assurance that the Internal Revenue Service or a court would agree with the opinion.

8.6.	At any time prior to the Closing, any of the foregoing conditions of this Agreement may be waived jointly by the board of directors/trustees of each of the Acquired Company and the corresponding Acquiring Trust, if, in their judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquired Fund or the corresponding Acquiring Fund.

9.	BROKERAGE FEES AND EXPENSES.

9.1.	Each Acquired Fund and corresponding Acquiring Fund represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2.	All fees and expenses incurred in connection with the transactions contemplated herein shall be borne by the Adviser.

10.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

10.1.	Each Acquired Fund and the corresponding Acquiring Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2.	The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder except paragraphs 1.1, 1.2, 1.3, 1.5, 5.4, 5.6, 6.3, 9, 10, 13 and 14.

11.	TERMINATION.

11.1.	This Agreement may be terminated by the mutual agreement of each Acquired Fund and the corresponding Acquiring Fund. In addition, either an Acquired Fund or the corresponding Acquiring Fund may at its option terminate this Agreement at or prior to the Closing Date because:

(a)	Of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date;

(b)	A condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met; or

(c)

Any governmental authority of competent jurisdiction shall have issued any judgment, injunction, order, ruling or decree or taken any other action restraining, enjoining or otherwise prohibiting this Agreement or the consummation of any of the transactions contemplated herein and such judgment, injunction, order, ruling, decree or other

A-15

action becomes final and non-appealable; provided that the party seeking to terminate this Agreement pursuant to this Section 11.1(c) shall have used its reasonable best efforts to have such judgment, injunction, order, ruling, decree or other action lifted, vacated or denied.

If the transactions contemplated by this Agreement have not been substantially completed by December 31, 2008, this Agreement shall automatically terminate on that date unless a later date is agreed to by both the Acquired Fund and the corresponding Acquiring Fund.

11.2.	If for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to any other party for any damages resulting therefrom, including without limitation consequential damages.

12.	AMENDMENTS.

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of each Acquired Fund and the corresponding Acquiring Fund; provided, however, that following the shareholders’ meeting called by each Acquired Fund pursuant to paragraph 5.2 no such amendment may have the effect of changing the provisions for determining the number of the Acquisition Shares to be issued to shareholders of such Acquired Fund under this Agreement to the detriment of such shareholders without their further approval.

13.	NOTICES.

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Acquired Fund or the corresponding Acquiring Fund at One Financial Center, Boston, Massachusetts 02111, Attention: Secretary.

14.	HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; NON-RECOURSE.

14.1.	The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2.	This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

14.3.	This Agreement shall be governed by and construed in accordance with the domestic substantive laws of the Commonwealth of Massachusetts, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

14.4.	This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

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14.5.	A copy of the Declaration of Trust of the Acquiring Trust is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, agent or employee of the Acquiring Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and properties of the relevant Acquiring Fund.

[THE REST OF THIS PAGE INTENTIONALLY LEFT BLANK.]

A-17

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as a sealed instrument by its President, a Vice President or Treasurer and attested by its Secretary or Assistant Secretary.

EXCELSIOR FUNDS, INC. EXCELSIOR FUNDS TRUST Each on behalf of each of its Acquired Funds

Attested by:

By:
Name	Name:
Title:	Title:

COLUMBIA FUNDS SERIES TRUST I On behalf of each of its Acquiring Funds
Attested by:

Attested by:

By:
Name:	Name:
Title:	Title:

Solely for purposes of Paragraph 6.3 and 9.2 of the Agreement: COLUMBIA MANAGEMENT ADVISORS, LLC

Attested by:

By:
Name:	Name:
Title:	Title:

A-18

Schedule A

Acquired Funds and Acquiring Funds

Acquired Companies/Acquired Funds	Acquiring Trust/Acquiring Funds
EXCELSIOR FUNDS, INC.	COLUMBIA FUNDS SERIES TRUST I
Blended Equity Fund	Columbia Blended Equity Fund
Shares Class	Class Z
Core Bond Fund	Columbia Bond Fund
Shares Class	Class Z
Institutional Shares Class	Class Z
Emerging Markets Fund	Columbia Emerging Markets Fund
Class A	Class A
Class C	Class C
Shares Class	Class Z
Institutional Shares Class	Class Z
Energy and Natural Resources Fund	Columbia Energy and Natural Resources Fund
Class A	Class A
Class C	Class C
Shares Class	Class Z
Intermediate-Term Bond Fund	Columbia Short-Intermediate Bond Fund
Shares Class	Class Z
Large Cap Growth Fund	Columbia Select Large Cap Growth Fund
Class A	Class A
Class C	Class C
Shares Class	Class Z
Institutional Shares Class	Class Z
Retirement Shares Class	Class R
Pacific/Asia Fund	Columbia Pacific/Asia Fund
Shares Class	Class Z
Small Cap Fund	Columbia Select Small Cap Fund
Class A	Class A
Class C	Class C
Shares Class	Class Z
Retirement Shares Class	Class R
Value and Restructuring Fund	Columbia Value and Restructuring Fund
Class A	Class A
Class C	Class C
Shares Class	Class Z
Institutional Shares Class	Class Z
Retirement Shares Class	Class R

A-19

Acquired Companies/Acquired Funds	Acquiring Trust/Acquiring Funds
EXCELSIOR FUNDS TRUST	COLUMBIA FUNDS SERIES TRUST I
Equity Opportunities Fund	Columbia Select Opportunities Fund
Class A	Class A
Class C	Class C
Shares Class	Class Z
Institutional Shares Class	Class Z
Mid Cap Value and Restructuring Fund	Columbia Mid Cap Value and Restructuring Fund
Shares Class	Class Z
Institutional Shares Class	Class Z
Retirement Shares Class	Class R

A-20

Appendix B—Fund Information

Shares of the Acquired Funds Outstanding and Entitled to Vote

For each class of shares of each Acquired Fund that are entitled to vote at the Meeting, the number of shares outstanding as of December 21, 2007 was as follows:

Fund	Class	Number of Shares Outstanding and Entitled to Vote
Blended Equity Fund	Shares Class	10,846,967.644
Core Bond Fund	Shares Class	37,110,927.902
	Institutional Shares Class	23,365,345.370
	Retirement Shares Class*	122.441
Emerging Markets Fund	Class A	74,781.890
	Class C	8,542.421
	Shares Class	76,123,362.658
	Institutional Shares Class	3,100,517.644
Energy and Natural Resources Fund	Class A	60,185.620
	Class C	9,972.468
	Shares Class	28,803,633.718
Equity Opportunities Fund	Class A	25,703.057
	Class C	649.907
	Shares Class	22,849,765.237
	Institutional Shares Class	3,385,853.173
Intermediate-Term Bond Fund	Shares Class	62,441,016.382
Large Cap Growth Fund	Class A	85,339.339
	Class C	10,793.021
	Shares Class	73,910,950.860
	Institutional Shares Class	2,333,742.264
	Retirement Shares Class	1,657.343
Mid Cap Value and Restructuring Fund	Shares Class	13,099,359.585
	Institutional Shares Class	1,267,950.652
	Retirement Shares Class	82,279.977
Pacific/Asia Fund	Shares Class	15,342,188.031
Small Cap Fund	Class A	12,415.918
	Class C	6,656.175
	Shares Class	40,652,743.030
	Retirement Shares Class	390,102.712
Value and Restructuring Fund	Class A	421,653.365
	Class C	95,413.583
	Shares Class	157,935,569.576
	Institutional Shares Class	6,676,209.583
	Retirement Shares Class	465,642.971

*	It is anticipated that no shares of the Retirement Shares Class of Core Bond Fund will be outstanding at the time of the Meeting.

B-1

Ownership of Shares

As of December 21, 2007, the directors and officers of the Excelsior Corporation, as a group, owned beneficially less than one percent of each class of the then outstanding shares of each of Blended Equity Fund, Core Bond Fund, Emerging Markets Fund, Energy and Natural Resources Fund, Intermediate-Term Bond Fund, Large Cap Growth Fund, Pacific/Asia Fund, Small Cap Fund and Value and Restructuring Fund. As of December 21, 2007, the trustees and officers of the Excelsior Trust, as a group, owned beneficially less than one percent of each class of the then outstanding shares of each of Equity Opportunities Fund and Mid Cap Value and Restructuring Fund.

As of December 31, 2007, USTNY, a national banking association organized under the laws of the United States, 114 West 47th Street, New York, New York 10036, may be deemed to have “beneficially” owned the percentages set forth in the table below of the outstanding shares of each Acquired Fund listed in the table. Atwell & Co. is the nominee for USTNY. Accordingly, USTNY may be considered to be a “controlling person” of the Acquired Funds listed in the table below. A controlling person’s vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Acquired Fund shareholders. Bank of America Corporation, a publicly-traded financial services corporation, is the ultimate parent company of USTNY.

Fund	Percentage of Fund’s Outstanding Shares
Blended Equity Fund	46.74%
Core Bond Fund	59.59%
Equity Opportunities Fund	84.03%
Intermediate-Term Bond Fund	89.74%
Large Cap Growth Fund	70.88%
Mid Cap Value and Restructuring Fund	55.71%
Pacific/Asia Fund	75.10%
Small Cap Fund	51.56%

As of December 21, 2007, the following shareholders of record each owned five percent or more of the outstanding shares of the noted class of the noted Fund:

Fund and Class	Name and Address of Shareholder	Number of Outstanding Shares of Class Owned	Percentage of Outstanding Shares of Class Owned
Blended Equity Fund Shares Class	Atwell & Co PO Box 456 Wall Street Station New York NY 10005	5,167,513.4710	47.64%

B-2

Fund and Class	Name and Address of Shareholder	Number of Outstanding Shares of Class Owned	Percentage of Outstanding Shares of Class Owned
	Charles Schwab & Co Inc Special Custody A/C for Benefit of Customers Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4151	1,505,530.1790	13.88%

Core Bond Fund Shares Class	Atwell & Co PO Box 456 Wall Street Station New York NY 10005	17,731,296.4300	47.78%
	Charles Schwab & Co Inc Special Custody A/C for Benefit of Customers Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4151	2,618,105.3250	7.05%
Institutional Shares Class	Atwell & Co PO Box 456 Wall Street Station New York NY 10005	16,143,671.2300	69.09%
	Atwell & Co PO Box 2044 Peck Slip Station New York NY 10038	2,187,289.4030	9.36%
Retirement Class	101 Montgomery St San Francisco CA 94101 Excelsior Funds Seed Account c/o Charles Schwab Attn Michael Loudermilk	122.4410	100.00%

Emerging Markets Fund Class A	NFS LLC FEBO Ying Foundation 12550 Whittier Blvd Whittier CA 90602-1042	17,330.2200	23.17%
	CO FBO Peter A Kraus & Lisa V Kraus JTWROS 4906 Shadywood Ln Dallas TX 75209-2024	17,327.1000	23.17%

B-3

Fund and Class	Name and Address of Shareholder	Number of Outstanding Shares of Class Owned	Percentage of Outstanding Shares of Class Owned
Class C	NFS LLC FEB0 Sabrina EU TOD Elizabeth Ribeiro TOD Royden EU 2109 Calmette Ave Rowland Heights CA 91748-4022	1,689.5930	19.78%
	First Clearing LLC Peter A Pugal & Patricia A Pugal 316 Muirfield Cir North Prairie WI 53153-9616	1,116.0830	13.07%
	NFS LLC FEB0 Liz Chen Thai TOD Xiao Ping Chen 2555 E Temple Ave Apt H West Covina CA 91792-1822	1,086.0430	12.71%
	CO CUST FBO George Bowe R/O IRA 1112 Millpond Ct Osprey FL 34229-8863	664.8020	7.78%
	HSBC Securities USA Inc Davorin Todorovac 452 5th Ave New York NY 10018-2706	625.4110	7.32%
	FIM Funding c/o Columbia Management Group MA 5-100-11-05 100 Federal St Boston MA 02110-1802	601.6930	7.04%
	Robert W Sodergren Melinda E Kulisk 7 Fairview Ave Arlington MA 02474-1215	501.0640	5.87%

B-4

Fund and Class	Name and Address of Shareholder	Number of Outstanding Shares of Class Owned	Percentage of Outstanding Shares of Class Owned
Shares Class	Charles Schwab & Co Inc Special Custody A/C for Benefit of Customers Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4151	25,546,865.6280	33.56%
	Atwell & Co PO Box 456 Wall Street Station New York NY 10005	15,804,915.3720	20.76%
Institutional Shares Class	Atwell & Co PO Box 2044 Peck Slip Station New York NY 10038	1,617,282.6520	52.16%
	Atwell & Co PO Box 456 Wall Street Station New York NY 10005	331,672.1340	10.70%
	Charles Schwab & Co Inc Special Custody A/C for Benefit of Customers Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4151	307,206.9060	9.91%
	Atwell & Co PO BOX 2044 Peck Slip Station New York NY 10038	240,994.6300	7.77%

Energy and Natural Resources Fund Class A	CO FBO Peter A Kraus & Lisa V Kraus 4906 Shadywood Ln Dallas TX 75209-2024	12,077.8590	20.07%
	Charles Schwab & Co Inc Special Custody Account for Benefit of Customers Attn Mutual Funds 101 Montgomery Street San Francisco CA 94104-4151	8,694.1510	14.45%

B-5

Fund and Class	Name and Address of Shareholder	Number of Outstanding Shares of Class Owned	Percentage of Outstanding Shares of Class Owned
	NFS LLC FEBO SJBC Partners Ltd A Partnership SJSC GP Management LLC 18 Florham Park Dr Spring TX 77379-3661	4,921.3420	8.18%
Class C	NFS LLC FEBO NFS/FMTC R/O IRA FBO Frederick B Hadtke 401 57th St Ocean City NJ 06226-1005	1,191.3780	11.95%
	Pershing LLC PO Box 2052 Jersey City NJ 07303-2052	1,106.8950	11.10%
	Raymond James & Assoc Inc FBO Mario Labarbera & Clara Labarbera M Labarbera Builders Inc Employees Benefit Plan & Trust 2407 N 79th Ave Elmwood Park IL 60707-2419	988.9240	9.92%
	NFS LLC FEBO Xavier N De Gelis Anh Kim De Gelis 10306 Glenfield Park Ln Houston TX 77070-2650	765.6050	7.68%
	UBS Financial Services Inc. FBO Hannah Schlachet TTEE of The Hannah Schlachet Rev 8528 Cliffridge Ave La Jolla CA 92037-2110	687.3590	6.89%
	Stifel Nicolaus & Co Inc James W Ashton IRA 501 N Broadway Saint Louis MO 63102-2131	641.7710	6.44%

B-6

Fund and Class	Name and Address of Shareholder	Number of Outstanding Shares of Class Owned	Percentage of Outstanding Shares of Class Owned
	UBS Financial Services Inc FBO UBS-Finsvc Cust PBO JD Jordan 1000 Harbor Blvd PO Box 3321 Weehawken NJ 07086-8154	614.8710	6.17%
	American Enterprise Investment Svcs FBO 207892511 P.O. Box 9446 Minneapolis MN 55474-0001	605.5830	6.07%
Shares Class	Charles Schwab & Co Inc Special Custody A/C for Benefit of Customers Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4151	10,098,304.1500	35.06%
	Atwell & Co PO Box 456 Wall Street Station New York NY 10005	3,990,217.9480	13.85%
Equity Opportunities Fund Class A	CO FBO Peter A Kraus & Lisa V Kraus 4906 Shadywood Ln Dallas TX 75209-2024	19,179.7100	74.62%
	NFS LLC FEBO Michael Caraeff 790 Willard St Apt 311 Quincy MA 02169-7480	1,375.9280	5.35%
Class C	FIM Funding c/o Columbia Management Group MA 5-100-11-05 100 Federal St Boston MA 02110-1802	649.9070	100.00%
Shares Class	Atwell & Co PO Box 456 Wall Street Station New York NY 10005	12,908,745.5290	56.49%

B-7

Fund and Class	Name and Address of Shareholder	Number of Outstanding Shares of Class Owned	Percentage of Outstanding Shares of Class Owned
	Atwell & Co PO Box 2044 Peck Slip Station New York NY 10038	3,231,671.0890	14.14%
	Atwell & Co PO Box 2044 Peck Slip Station New York NY 10038	2,961,671.6280	12.96%
	Charles Schwab & Co Inc Special Custody A/C for Benefit of Customers Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4151	1,551,648.5480	6.79%
Institutional Shares Class	Atwell & Co PO Box 456 Wall Street Station New York NY 10005	2,208,998.3080	65.24%
	Atwell & Co PO Box 2044 Peck Slip Station New York NY 10038	514,183.4210	15.19%
	Atwell & Co PO Box 2044 Peck Slip Station New York NY 10038	326,634.9960	9.65%
	SEI Private Trust Company c/o Mellon Attn Mutual Fund Administrator One Freedom Valley Dr Oaks PA 19456	198,092.3120	5.85%

Intermediate-Term Bond Fund Shares Class	Atwell & Co PO Box 456 Wall Street Station New York NY 10005	48,550,366.7490	77.75%
	Atwell & Co PO Box 2044 Peck Slip Station New York NY 10038	3,827,463.8770	6.13%

B-8

Fund and Class	Name and Address of Shareholder	Number of Outstanding Shares of Class Owned	Percentage of Outstanding Shares of Class Owned
	Atwell & Co PO Box 2044 Peck Slip Station New York NY 10038	3,632,910.8410	5.82%

Large Cap Growth Fund Class A	LPL Financial Services 9785 Towne Centre Dr San Diego CA 92121-1968	27,815.6260	32.59%
	NFS LLC FEBO Joseph N Fleischmann Stacey Fleischmann 14626 Hardaway Dr La Mirada CA 90638-2938	7,814.6720	9.16%
	LPL Financial Services 9785 Towne Centre Dr San Diego CA 92121-1968	5,910.1650	6.93%
Class C	CO FBO Gabriel M Kind & Elizabeth A Kind 182 Commonwealth Ave San Francisco CA 94118-2604	3,474.4980	32.19%
	NFS LLC FEBO Meder Famlivtrust William J Neder 1411 E Bayview Dr Tempe AZ 85283-2170	2,044.1540	18.94%
	LPL Financial Services 9785 Towne Centre Dr San Diego CA 92121-1968	1,724.1380	15.97%
	CO FBO Scott C Johnson & Torrey Glenn 19 Skyview Way San Francisco CA 94131-1266	998.7990	9.25%

B-9

Fund and Class	Name and Address of Shareholder	Number of Outstanding Shares of Class Owned	Percentage of Outstanding Shares of Class Owned
	FIM Funding c/o Columbia Management Group MA 5-100-11-05 100 Federal St Boston MA 02110-1802	821.0180	7.61%
	First Clearing LLC Mike Meger 2085 S Lincoln Ave Lombard IL 60148-6172	810.3730	7.51%
	NFS LLC FEBO NFS/FMTC R/O IRA FBO Lisa K Vandenburgh 750 W Kings Ave Phoenix AZ 85023-3582	782.4730	7.25%
Shares Class	Atwell & Co PO Box 456 Wall Street Station New York NY 10005	36,192,254.3110	48.97%
	Atwell & Co PO Box 2044 Peck Slip Station New York NY 10038	10,718,788.5470	14.50%
	Charles Schwab & Co Inc Special Custody A/C for Benefit of Customers Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4151	6,613,288.6380	8.95%
	Atwell & Co PO Box 2044 Peck Slip Station New York NY 10038	6,220,159.5010	8.42%
Institutional Shares Class	Atwell & Co PO Box 456 Wall Street Station New York NY 10005	891,276.3130	38.19%
	Etrade Kobren Growth Fund Attn Elizabeth Gottfried 4500 Bohannon Dr Menlo Park CA 94025-1029	574,249.2890	24.61%

B-10

Fund and Class	Name and Address of Shareholder	Number of Outstanding Shares of Class Owned	Percentage of Outstanding Shares of Class Owned
	Atwell & Co PO Box 2044 Peck Slip Station New York NY 10038	502,782.8780	21.54%
	Charles Schwab & Co Inc Special Custody A/C for Benefit of Customers Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4151	209,786.6610	8.99%
	Atwell & Co PO Box 2044 Peck Slip Station New York NY 10038	154,956.6270	6.64%
Retirement Class	NG Trust Company Cust. FBO Enaxis Consulting Profit Sharing & 700 17th Street Suite 300 Denver CO 80202-3531	1,163.0370	70.17%
	GPC as Agent for MFS Heritage Trust Company FBO Healthcare Analytics 401K Plan PO Box 79377 Atlanta GA 30357-7377	372.2068	22.46%
	Excelsior Funds Seed Account c/o Charles Schwab Attn Michael Loudermilk 101 Montgomery St San Francisco CA 94101	122.1000	7.37%
Mid Cap Value and Restructuring Fund Shares Class	Atwell & Co PO Box 456 Wall Street Station New York NY 10005	6,344,989.8630	48.44%
	Charles Schwab & Co Inc Special Custody A/C for Benefit of Customers Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4151	2,623,273.5440	20.03%

B-11

Fund and Class	Name and Address of Shareholder	Number of Outstanding Shares of Class Owned	Percentage of Outstanding Shares of Class Owned
	Atwell & Co PO Box 2044 Peck Slip Station New York NY 10038	714,458.8750	5.45%
Institutional Shares Class	Atwell & Co PO Box 456 Wall Street Station New York NY 10005	973,123.5530	76.75%
	Charles Schwab & Co Inc Special Custody A/C for Benefit of our Customers Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4151	78,143.0580	6.16%
Retirement Class	GPC as Agent for MFS Heritage Trust Company FBO Community Mgmt Corp 410K Pft Shr Pl PO Box 79377 Atlanta GA 30357-7377	11,958.3250	14.53%
	AST Capital Trust Co of DE Cust FBO Electric Component Sales, Inc PSP 2800 N Central # 900 Phoenix AZ 85004-1037	11,546.9270	14.03%
	GPC as Agent for MFS Heritage Trust Company FBO Benicia Arsenal 401K PSP PO Box 79377 Atlanta GA 30357-7377	9,936.9940	12.08%
	GPC as Agent for MFS Heritage Trust Company FBO Paydata Payroll SVC Inc P/S Plan PO Box 79377 Atlanta GA 30357-7377	8,910.1310	10.83%
	GPC as Agent for MFS Heritage Trust Company FBO Boston Community Capital 401K Plan PO Box 79377 Atlanta GA 30357-7377	6,714.3010	8.16%

B-12

Fund and Class	Name and Address of Shareholder	Number of Outstanding Shares of Class Owned	Percentage of Outstanding Shares of Class Owned
	Orchard Trust Company TTEE Employee Benefits Clients 8515 East Orchard Rd 2T2 Greenwood Village CO 80111-5002	5,653.2210	6.87%
	GPC as Agent for MFS Heritage Trust Company FBO Structural Research Inc. 401K Plan PO Box 79377 Atlanta GA 30357-7377	4,405.5390	5.35%

Pacific/Asia Fund Shares Class	Atwell & Co PO Box 456 Wall Street Station New York NY 10005	8,149,944.1460	53.12%
	Atwell & Co PO Box 2044 Peck Slip Station New York NY 10038	2,342,075.9880	15.27%
	Charles Schwab & Co Inc Special Custody A/C for Benefit of Customers Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4151	1,447,214.7070	9.43%
	Atwell & Co PO Box 2044 Peck Slip Station New York NY 10038	1,092,273.6610	7.12%

Small Cap Fund Class A	NFS LLC FEBO Joseph N Fleischmann Stacey Fleischmann 14626 Hardaway Dr La Mirada CA 90638-2938	2,128.7920	17.15%
	NFS LLC FEBO Michael Caraeff 790 Willard St Apt 311 Quincy MA 02169-7480	1,105.9220	8.91%

B-13

Fund and Class	Name and Address of Shareholder	Number of Outstanding Shares of Class Owned	Percentage of Outstanding Shares of Class Owned
	NFS LLC FEBO Michael K Cho Jin A Cho 612 NW 154th Ct Edmond OK 73013-1145	1,104.5620	8.90%
	NFS LLC FEBO NFS/FMTC IRA FBO Jimanne H Mays 204 Buckboard Ln Midwest City OK 73130-6801	975.6650	7.86%
	NFS LLC FEBO NFS/FMTC IRA FBO George Allan Tolbert 26707 Trinity Hl San Antonio TX 78261-2453	731.4270	5.89%
Class C	UBS Financial Services Inc FBO Dan B Adams Mary N Adams TTEE 1011 S Butte Crest Cir Payson AZ 85541-5603	4,513.9230	67.82%
	UBS Financial Services Inc FBO Janet W Bloemer 3508 Hanover Rd Louisville KY 40207-4328	806.3630	12.11%
	FIM Funding c/o Columbia Management Group MA 5-100-11-05 100 Federal St Boston MA 02110-1802	511.6010	7.69%
	LPL Financial Services 9785 Towne Centre Dr San Diego CA 92121-1968	425.1330	6.39%
Shares Class	Atwell & Co PO Box 456 Wall Street Station New York NY 30005	19,002,972.6250	46.74%

B-14

Fund and Class	Name and Address of Shareholder	Number of Outstanding Shares of Class Owned	Percentage of Outstanding Shares of Class Owned
	Charles Schwab & Co Inc Special Custody A/C For Benefit of Customers Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4151	4,783,079.2820	11.77%
	Atwell & Co PO Box 2044 Peck Slip Station New York NY 10038	2,221,040.5170	5.46%
Retirement Class	DCGT as TTEE and/or Cust FBO Principal Financial Group Qualified Prin Advtg Omnibus Attn NPIO Trade Desk 711 High Street Des Moines IA 50309-2732	42,827.9690	10.98%
	Wachovia Bank FBO Various Retirement Plans 1525 West WT Harris Blvd Charlotte NC 28288-0001	25,015.7440	6.41%
	DCGT as TTEE and/or Cust FBO Principal Financial Group Qualified FIA Omnibus Attn NPIO Trade Desk 711 High Street Des Moines IA 50309-2732	23,330.6700	5.98%

Value and Restructuring Fund Class A	First Clearing LLC S L Green Properties 420 Lexington Ave New York NY 10170-0002	50,192.3810	11.90%
	Charles Schwab & Co Inc Special Custody A/C FBO Customers Attn Mutual Funds Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4151	46,433.8600	11.01%

B-15

Fund and Class	Name and Address of Shareholder	Number of Outstanding Shares of Class Owned	Percentage of Outstanding Shares of Class Owned
	Citigroup Global Markets Inc House Account Attn: Peter Booth 7th Floor 333 W 34th St New York NY 10001-2402	41,722.7710	9.90%
Class C	Citigroup Global Markets Inc House Account Attn Peter Booth 7th Floor 333 W 34th St New York NY 10001-2402	16,510.8560	17.30%
Shares Class	Charles Schwab & Co Inc Special Custody A/C for Benefit of Customers Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4151	61,272,713.8210	38.80%
	Atwell & Co PO Box 456 Wall Street Station New York NY 10005	16,068,201.8100	10.17%
	John Hancock Life Insurance Co USA RPS SEG Funds & Accounting ET-7 601 Congress St Boston MA 02210-2804	9,018,452.1830	5.71%
Institutional Shares Class	Fidelity Investments Institutional Operations Co Inc as Agent for Certain Employee Benefit Plans 100 Magellan Way # KXIC Covington KY 41015-1999	3,459,615.1000	51.82%
	SEI Trust Company c/o CBNM Attn Mutual Funds One Freedom Valley Drive Oaks PA 19456	540,679.8930	8.10%

B-16

Fund and Class	Name and Address of Shareholder	Number of Outstanding Shares of Class Owned	Percentage of Outstanding Shares of Class Owned
Retirement Class	JPMorgan Chase Bank Cust FBO Hutamaki Long Term Savings & Investment Plan c/o JPMorgan RPS 5500 Team 9300 Ward Pkwy Kansas City MO 64114-3317	179,293.5180	38.50%
	JPMorgan Chase Bank TTEE FBO Huhtamaki Long Term Savings & Investment Pl for Hourly Employees c/o JPMorgan RPS 5500 Team 9300 Ward Pkwy Kansas City MO 64114-3317	68,471.6230	14.70%
	DCGT as TTEE and/or Cust FBO Principal Financial Group Qualified Prin Advtg Omnibus Attn NPIO Trade Desk 711 High Street Des Moines IA 50309-2732	51,688.6130	11.10%
	DCGT as TTEE and/or Cust FBO Principal Financial Group Qualified FIA Omnibus Attn NPIO Trade Desk 711 High Street Des Moines IA 50309-2732	33,682.2720	7.23%

B-17

Appendix C—Capitalization

The following tables show, on an unaudited basis, the capitalization of each Acquired Fund as of December 31, 2007, and on a pro forma combined basis, after giving effect to the acquisition of the assets and liabilities of such Acquired Fund by the corresponding Acquiring Fund at net asset value as of that date:

	Blended Equity Fund (Acquired Fund)	Columbia Blended Equity Fund (Acquiring Fund)	Pro Forma Adjustments	Columbia Blended Equity Fund (Acquiring Fund) (Pro Forma)(1)
Class Z
Net asset value			$333,543,852	$333,543,852
Shares outstanding			10,657,551	10,657,551
Net asset value per share				$31.30
Shares Class(2)
Net asset value	$333,543,852		$(333,543,852)
Shares outstanding	10,657,551		(10,657,551)
Net asset value per share	$31.30

(1)	Assumes the Merger was consummated on December 31, 2007 and is for information purposes only. No assurance can be given as to how many shares of the Acquiring Fund will be received by the shareholders of the Acquired Fund on the date the Merger takes place, and the foregoing should not be relied upon to reflect the number of shares of the Acquiring Fund that actually will be received on or after such date.
(2)	Shares of the Acquired Fund are exchanged for Class Z shares of the Acquiring Fund based on the net asset value per share of the Acquiring Fund’s Class Z shares at the time of the Merger.

	Core Bond Fund (Acquired Fund)	Columbia Bond Fund (Acquiring Fund)	Pro Forma Adjustments	Columbia Bond Fund (Acquiring Fund) (Pro Forma)(1)
Class R(2)
Net asset value			$1,113	$1,113
Shares outstanding			122	122
Net asset value per share				$9.09
Class Z
Net asset value			$549,575,640 (2)	$549,575,640
Shares outstanding			60,445,341 (2)	60,445,341
Net asset value per share				$9.09
Institutional Shares Class(3)
Net asset value	$212,290,566		$(212,290,566)
Shares outstanding	23,338,674		(23,338,674)
Net asset value per share	$9.10
Retirement Shares Class(3)
Net asset value	$1,113		$(1,113)
Shares outstanding	122		(122)
Net asset value per share	$9.09
Shares Class(3)
Net asset value	$337,285,074		$(337,285,074)
Shares outstanding	37,091,044		(37,091,044)
Net asset value per share	$9.09

(1)	Assumes the Merger was consummated on December 31, 2007 and is for information purposes only. No assurance can be given as to how many shares of the Acquiring Fund will be received by the shareholders of the Acquired Fund on the date the Merger takes place, and the foregoing should not be relied upon to reflect the number of shares of the Acquiring Fund that actually will be received on or after such date.
(2)	It is anticipated that no shares of the Retirement Shares Class of the Acquired Fund will be outstanding at the time of the meeting.
(3)	Institutional Shares Class, Retirement Shares Class and Shares Class shares of the Acquired Fund are exchanged for Class Z, Class R and Class Z shares, respectively, of the Acquiring Fund based on the net asset value per share of the Acquiring Fund’s Class Z, Class R and Class Z shares at the time of the Merger.

	Emerging Markets Fund (Acquired Fund)	Columbia Emerging Markets Fund (Acquiring Fund)	Pro Forma Adjustments	Columbia Emerging Markets Fund (Acquiring Fund) (Pro Forma)(1)
Class A
Net asset value	$1,282,520			$1,282,520
Shares outstanding	76,705			76,705
Net asset value per share	$16.72			$16.72
Class C
Net asset value	$162,843			$162,843
Shares outstanding	9,736			9,736
Net asset value per share	$16.73			$16.73
Class Z
Net asset value			$1,309,968,045 (2)	$1,309,968,045
Shares outstanding			78,409,438 (2)	78,409,438
Net asset value per share				$16.71
Institutional Shares Class(2)
Net asset value	$51,594,914		$(51,594,914)
Shares outstanding	3,078,480		(3,078,480)
Net asset value per share	$16.76
Shares Class(2)
Net asset value	$1,258,373,131		$(1,258,373,131)
Shares outstanding	75,321,771		(75,321,771)
Net asset value per share	$16.71

(1)	Assumes the Merger was consummated on December 31, 2007 and is for information purposes only. No assurance can be given as to how many shares of the Acquiring Fund will be received by the shareholders of the Acquired Fund on the date the Merger takes place, and the foregoing should not be relied upon to reflect the number of shares of the Acquiring Fund that actually will be received on or after such date.
(2)	Class A, Class C, Institutional Shares Class and Shares Class shares of the Acquired Fund are exchanged for Class A, Class C, Class Z and Class Z shares, respectively, of the Acquiring Fund based on the net asset value per share of the Acquiring Fund’s Class A, Class C, Class Z and Class Z shares at the time of the Merger.

	Energy and Natural Resources Fund (Acquired Fund)	Columbia Energy and Natural Resources Fund (Acquiring Fund)	Pro Forma Adjustments		Columbia Energy and Natural Resources Fund (Acquiring Fund) (Pro Forma)(1)
Class A
Net asset value	$1,621,264				$1,621,264
Shares outstanding	63,749				63,749
Net asset value per share	$25.43				$25.43
Class C
Net asset value	$308,204				$308,204
Shares outstanding	12,137				12,137
Net asset value per share	$25.39				$25.39
Class Z
Net asset value			$732,485,618	(2)	$732,485,618
Shares outstanding			28,801,127	(2)	28,801,127
Net asset value per share					$25.43
Shares Class(2)
Net asset value	$732,485,618		$(732,485,618)
Shares outstanding	28,801,127		(28,801,127)
Net asset value per share	$25.43

(1)	Assumes the Merger was consummated on December 31, 2007 and is for information purposes only. No assurance can be given as to how many shares of the Acquiring Fund will be received by the shareholders of the Acquired Fund on the date the Merger takes place, and the foregoing should not be relied upon to reflect the number of shares of the Acquiring Fund that actually will be received on or after such date.
(2)	Class A, Class C and Shares Class shares of the Acquired Fund are exchanged for Class A, Class C and Class Z shares, respectively, of the Acquiring Fund based on the net asset value per share of the Acquiring Fund’s Class A, Class C and Class Z shares at the time of the Merger.

	Equity Opportunities Fund (Acquired Fund)	Columbia Select Opportunities Fund (Acquiring Fund)	Pro Forma Adjustments	Columbia Select Opportunities Fund (Acquiring Fund) (Pro Forma)(1)
Class A
Net asset value	$100,501			$100,501
Shares outstanding	6,523			6,523
Net asset value per share	$15.41			$15.41
Class C
Net asset value	$10,010			$10,010
Shares outstanding	650			650
Net asset value per share	$15.40			$15.40
Class Z
Net asset value			$404,624,106 (2)	$404,624,106
Shares outstanding			26,247,510 (2)	26,247,510
Net asset value per share				$15.42
Institutional Shares Class(2)
Net asset value	$52,212,260		$(52,212,260)
Shares outstanding	3,384,750		(3,384,750)
Net asset value per share	$15.43
Shares Class(2)
Net asset value	$352,411,846		$(352,411,846)
Shares outstanding	22,861,501		(22,861,501)
Net asset value per share	$15.42

(1)	Assumes the Merger was consummated on December 31, 2007 and is for information purposes only. No assurance can be given as to how many shares of the Acquiring Fund will be received by the shareholders of the Acquired Fund on the date the Merger takes place, and the foregoing should not be relied upon to reflect the number of shares of the Acquiring Fund that actually will be received on or after such date.
(2)	Class A, Class C, Institutional Shares Class and Shares Class shares of the Acquired Fund are exchanged for Class A, Class C, Class Z and Class Z shares, respectively, of the Acquiring Fund based on the net asset value per share of the Acquiring Fund’s Class A, Class C, Class Z and Class Z shares at the time of the Merger.

	Intermediate- Term Bond Fund (Acquired Fund)	Columbia Short- Intermediate Bond Fund (Acquiring Fund)	Pro Forma Adjustments		Columbia Short- Intermediate Bond Fund (Acquiring Fund) (Pro Forma)(1)
Class Z
Net asset value			$448,345,756	(2)	$448,345,756
Shares outstanding			62,322,757	(2)	62,322,757
Net asset value per share					$7.19
Shares Class(2)
Net asset value	$448,345,756		$(448,345,756)
Shares outstanding	62,322,757		(62,322,757)
Net asset value per share	$7.19

(1)	Assumes the Merger was consummated on December 31, 2007 and is for information purposes only. No assurance can be given as to how many shares of the Acquiring Fund will be received by the shareholders of the Acquired Fund on the date the Merger takes place, and the foregoing should not be relied upon to reflect the number of shares of the Acquiring Fund that actually will be received on or after such date.
(2)	Shares Class shares of the Acquired Fund are exchanged for Class Z shares of the Acquiring Fund based on the net asset value per share of the Acquiring Fund’s Class Z shares at the time of the Merger.

	Large Cap Growth Fund (Acquired Fund)	Columbia Select Large Cap Growth Fund (Acquiring Fund)	Pro Forma Adjustments	Columbia Select Large Cap Growth Fund (Acquiring Fund) (Pro Forma)(1)
Class A
Net asset value	$1,132,763			$1,132,763
Shares outstanding	90,898			90,898
Net asset value per share	$12.46			$12.46
Class C
Net asset value	$134,297			$134,297
Shares outstanding	10,793			10,793
Net asset value per share	$12.44			$12.44
Class R
Net asset value			$20,294	$20,294
Shares outstanding			1,657	1,657
Net asset value per share				$12.25
Class Z
Net asset value			$959,080,327 (2)	$959,080,327
Shares outstanding			76,916,049 (2)	76,916,049
Net asset value per share				$12.47
Institutional Shares Class(2)
Net asset value	$29,757,612		$(29,757,612)
Shares outstanding	2,379,778		(2,379,778)
Net asset value per share	$12.50
Retirement Shares Class(2)
Net asset value	$20,294		$(20,294)
Shares outstanding	1,657		(1,657)
Net asset value per share	$12.25
Shares Class(2)
Net asset value	$929,322,715		$(929,322,715)
Shares outstanding	74,529,713		(74,529,713)
Net asset value per share	$12.47

(1)	Assumes the Merger was consummated on December 31, 2007 and is for information purposes only. No assurance can be given as to how many shares of the Acquiring Fund will be received by the shareholders of the Acquired Fund on the date the Merger takes place, and the foregoing should not be relied upon to reflect the number of shares of the Acquiring Fund that actually will be received on or after such date.
(2)	Class A, Class C Institutional Shares Class, Retirement Shares Class and Shares Class shares of the Acquired Fund are exchanged for Class A, Class C, Class Z, Class R and Class Z shares, respectively, of the Acquiring Fund based on the net asset value per share of the Acquiring Fund’s Class A, Class C, Class Z, Class R and Class Z shares at the time of the Merger.

	Mid Cap Value and Restructuring Fund (Acquired Fund)	Columbia Mid Cap Value and Restructuring Fund (Acquiring Fund)	Pro Forma Adjustments	Columbia Mid Cap Value and Restructuring Fund (Acquiring Fund) (Pro Forma)(1)
Class R
Net asset value			$1,728,741	$1,728,741
Shares outstanding			82,670	82,670
Net asset value per share				$20.91
Class Z
Net asset value			$301,306,262 (2)	$301,306,262
Shares outstanding			14,279,738 (2)	14,279,738
Net asset value per share				$21.10
Institutional Shares Class(2)
Net asset value	$26,856,176		$(26,856,176)
Shares outstanding	1,269,256		(1,269,256)
Net asset value per share	$21.16
Retirement Shares Class(2)
Net asset value	$1,728,741		$(1,728,741)
Shares outstanding	82,670		(82,670)
Net asset value per share	$20.91
Shares Class(2)
Net asset value	$274,450,085		$(274,450,085)
Shares outstanding	13,006,933		(13,006,933)
Net asset value per share	$21.10

(1)	Assumes the Merger was consummated on December 31, 2007 and is for information purposes only. No assurance can be given as to how many shares of the Acquiring Fund will be received by the shareholders of the Acquired Fund on the date the Merger takes place, and the foregoing should not be relied upon to reflect the number of shares of the Acquiring Fund that actually will be received on or after such date.
(2)	Institutional Shares Class, Retirement Shares Class and Shares Class shares of the Acquired Fund are exchanged for Class Z, Class R and Class Z shares, respectively, of the Acquiring Fund based on the net asset value per share of the Acquiring Fund’s Class Z, Class R and Class Z shares at the time of the Merger.

	Pacific/Asia Fund (Acquired Fund)	Columbia Pacific/Asia Fund (Acquiring Fund)	Pro Forma Adjustments		Columbia Pacific/Asia Fund (Acquiring Fund) (Pro Forma)(1)
Class Z
Net asset value			$158,212,462	(2)	$158,212,462
Shares outstanding			15,175,086	(2)	15,175,086
Net asset value per share					$10.43
Shares Class(2)
Net asset value	$158,212,462		$(158,212,462)
Shares outstanding	15,175,086		(15,175,086)
Net asset value per share	$10.43

(1)	Assumes the Merger was consummated on December 31, 2007 and is for information purposes only. No assurance can be given as to how many shares of the Acquiring Fund will be received by the shareholders of the Acquired Fund on the date the Merger takes place, and the foregoing should not be relied upon to reflect the number of shares of the Acquiring Fund that actually will be received on or after such date.
(2)	Shares Class shares of the Acquired Fund are exchanged for Class Z shares of the Acquiring Fund based on the net asset value per share of the Acquiring Fund’s Class Z shares at the time of the Merger.

	Small Cap Fund (Acquired Fund)	Columbia Select Small Cap Fund (Acquiring Fund)	Pro Forma Adjustments	Columbia Select Small Cap Fund (Acquiring Fund) (Pro Forma)(1)
Class A
Net asset value	$234,474			$234,474
Shares outstanding	12,663			12,663
Net asset value per share	$18.52			$18.52
Class C
Net asset value	$123,046			$123,046
Shares outstanding	6,656			6,656
Net asset value per share	$18.49			$18.49
Class R
Net asset value			$7,137,843	$7,137,843
Shares outstanding			391,975	391,975
Net asset value per share				$18.21
Class Z
Net asset value			$763,339,240 (2)	$763,339,240
Shares outstanding			41,210,373 (2)	41,210,373
Net asset value per share				$18.52
Retirement Shares Class(2)
Net asset value	$7,137,843		$(7,137,843)
Shares outstanding	391,975		(391,975)
Net asset value per share	$18.21
Shares Class(2)
Net asset value	$763,339,240		$(763,339,240)
Shares outstanding	41,210,373		(41,210,373)
Net asset value per share	$18.52

(1)	Assumes the Merger was consummated on December 31, 2007 and is for information purposes only. No assurance can be given as to how many shares of the Acquiring Fund will be received by the shareholders of the Acquired Fund on the date the Merger takes place, and the foregoing should not be relied upon to reflect the number of shares of the Acquiring Fund that actually will be received on or after such date.
(2)	Class A, Class C, Retirement Shares Class and Shares Class shares of the Acquired Fund are exchanged for Class A, Class C, Class R and Class Z shares, respectively, of the Acquiring Fund based on the net asset value per share of the Acquiring Fund’s Class A, Class C, Class R and Class Z shares at the time of the Merger.

	Value and Restructuring Fund (Acquired Fund)	Columbia Value and Restructuring Fund (Acquiring Fund)	Pro Forma Adjustments	Columbia Value and Restructuring Fund (Acquiring Fund) (Pro Forma)(1)
Class A
Net asset value	$26,214,961			$26,214,961
Shares outstanding	461,149			461,149
Net asset value per share	$56.85			$56.85
Class C
Net asset value	$5,916,790			$5,916,790
Shares outstanding	104,035			104,035
Net asset value per share	$56.87			$56.87
Class R
Net asset value			$26,534,915	$26,534,915
Shares outstanding			466,935	466,935
Net asset value per share				$56.83
Class Z
Net asset value			$9,371,236,103 (2)	$9,371,236,103
Shares outstanding			164,919,422 (2)	164,919,422
Net asset value per share				$56.82
Institutional Shares Class(2)
Net asset value	$379,062,783		$(379,062,783)
Shares outstanding	6,673,930		(6,673,930)
Net asset value per share	$56.80
Retirement Shares Class(2)
Net asset value	$26,534,915		$(26,534,915)
Shares outstanding	466,935		(466,935)
Net asset value per share	$56.83
Shares Class(2)
Net asset value	$8,992,173,321		$(8,992,173,321)
Shares outstanding	158,248,131		(158,248,131)
Net asset value per share	$56.82

(1)	Assumes the Merger was consummated on December 31, 2007 and is for information purposes only. No assurance can be given as to how many shares of the Acquiring Fund will be received by the shareholders of the Acquired Fund on the date the Merger takes place, and the foregoing should not be relied upon to reflect the number of shares of the Acquiring Fund that actually will be received on or after such date.
(2)	Class A, Class C, Institutional Shares Class, Retirement Shares Class and Shares Class shares of the Acquired Fund are exchanged for Class A, Class C, Class Z, Class R and Class Z shares, respectively, of the Acquiring Fund based on the net asset value per share of the Acquiring Fund’s Class A, Class C, Class Z, Class R and Class Z shares at the time of the Merger.

Appendix D—Information Applicable to the Acquiring Funds

Below is information regarding the Acquiring Funds. All references to a Fund or the Funds in this Appendix D refer to an Acquiring Fund or the Acquiring Funds, respectively.

ADDITIONAL INVESTMENT STRATEGIES AND POLICIES

This section describes certain strategies and policies that each Fund may utilize in pursuit of its investment objective, and describes some additional factors and risks involved with investing in each Fund.

Changing a Fund’s Investment Objective and Policies

Each Fund’s investment objective and certain of its investment policies can be changed without shareholder approval unless otherwise stated in the Prospectus/Proxy statement or the Fund’s Statement of Additional Information (“SAI”). Shareholders vote on changes to other investment policies that are designated as fundamental in accordance with the requirements of the 1940 Act.

Investment Guidelines

As a general matter, unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding an investment standard, compliance with that percentage limitation or standard will be determined solely at the time of the Fund’s acquisition of the security or asset.

Holding Other Kinds of Investments

Each Fund may hold investments that aren’t part of its principal investment strategies. These investments are described in the SAI. Each Fund may choose not to invest in certain securities described in the Prospectus/Proxy statement and in the SAI, although it has the ability to do so.

Investing in the Columbia Money Market Funds

Each Fund may invest uninvested cash and cash collateral received in connection with its securities lending program in shares of the registered or unregistered money market funds advised by Columbia Management. Columbia Management and its affiliates receive fees from these funds for providing advisory and other services in addition to the fees which they are entitled to receive from a Fund for services provided directly.

Lending Securities

Each Fund may lend portfolio securities to approved broker/dealers or other financial intermediaries on a fully collateralized basis in order to earn additional income. A Fund may lose money from securities lending if, for example, it is delayed or prevented from selling the collateral after the loan is made or in recovering the securities loaned, or if it incurs losses on the reinvestment of cash collateral.

Portfolio Holdings Disclosure

A description of Columbia Funds’ policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI. Each Fund discloses its portfolio holdings on the Columbia Funds website, www.columbiafunds.com, as described below. Once posted, the portfolio holdings information will remain available on the website until at least the date on which the Fund files a Form N-CSR or Form N-Q (forms filed with the SEC that include portfolio holdings information) for the period that includes the date as of which the information is current.

Each Fund’s complete portfolio holdings as of a month-end are disclosed approximately 30 calendar days after such month-end and each Fund’s largest 15 holdings as a percent of the Fund’s portfolio as of a month-end are disclosed approximately 15 calendar days after such month-end.

In addition, more current information concerning each Fund’s portfolio holdings as of specified dates may also be disclosed on the Columbia Funds website.

Investing Defensively

Each Fund may from time to time take temporary defensive investment positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. A Fund may not achieve its investment objective while it is investing defensively.

Mailings to Households

In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of a Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, call 800.345.6611 or, if your shares are held through a financial intermediary, contact your intermediary directly.

Portfolio Turnover

A mutual fund that replaces, or turns over, more than 100% of its investments in a year is considered to have a high portfolio turnover rate. A high portfolio turnover can generate larger distributions of short-term capital gains to shareholders, which are generally taxable at higher rates than long-term capital gains for federal income tax purposes. A high portfolio turnover rate can also mean higher brokerage and other transaction costs, which could reduce a fund’s returns. In general, the greater the volume of buying and selling by a fund, the greater the impact that brokerage commissions will have on its returns. A Fund may buy securities for capital appreciation, investment income or both. However, a Fund may sell securities regardless of how long they’ve been held.

MANAGEMENT OF THE FUND

Primary Service Providers

Columbia Management, Columbia Management Distributors, Inc. (the “Distributor”), and Columbia Management Services, Inc. (the “Transfer Agent”), all affiliates of Bank of America, currently provide key services to each Fund and the other Columbia Funds, including investment advisory, distribution, administration, shareholder servicing and transfer agency, and are paid for providing these services. These service relationships are described below.

Columbia Management

Columbia Management is located at 100 Federal Street, Boston, MA 02110, and serves as investment advisor to over 100 Columbia Funds mutual fund portfolios. As of December 31, 2007, Columbia Management had assets under management of approximately $370.2 billion. Columbia Management is a registered investment advisor and an indirect, wholly owned subsidiary of Bank of America. Its management experience covers all major asset classes, including equity securities, fixed income securities and money market instruments. In addition to serving as investment advisor to mutual funds, Columbia Management acts as an investment manager for individuals, corporations, retirement plans, private investment companies and financial intermediaries.

Subject to oversight by the board of trustees of the Columbia Trust, Columbia Management manages the day-to-day operations of each Fund, determining what securities and other investments each Fund should buy or sell and executing each Fund’s portfolio transactions. Although Columbia Management is responsible for the investment management of each Fund, Columbia Management may delegate certain of its duties to one or more investment sub-advisors. Columbia Management may also use the research and other expertise of its affiliates and third parties in managing each Fund’s investments.

Each Fund pays Columbia Management a fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of a Fund and is paid monthly. Each Fund is newly formed and will commence investment operations upon consummation of its Merger. For each Fund’s current fiscal year, it is anticipated that aggregate advisory fees paid to Columbia Management by the Fund will amount to the following amounts, expressed as a percentage of average daily net assets of the Fund.

Fund	Advisory Fee	Fund	Advisory Fee
Columbia Blended Equity Fund	0.75%	Columbia Select Large Cap Growth Fund	0.75%
Columbia Bond Fund	0.65%	Columbia Mid Cap Value and Restructuring Fund	0.65%
Columbia Emerging Markets Fund	1.25%	Columbia Pacific/Asia Fund	1.00%
Columbia Energy and Natural Resources Fund	0.60%	Columbia Select Small Cap Fund	0.75%
Columbia Select Opportunities Fund	0.56%	Columbia Value and Restructuring Fund	0.60%
Columbia Short-Intermediate Bond Fund	0.35%

A discussion regarding the basis for the board of trustees’ approval of each Fund’s investment advisory agreement with Columbia Management will be available in the Fund’s first annual report or semiannual to shareholders following the Merger.

Sub-Advisor(s)

Columbia Management may engage an investment sub-advisor or sub-advisors to make the day-to-day investment decisions for a Fund. Columbia Management retains ultimate responsibility (subject to board oversight) for overseeing any sub-advisor it engages and for evaluating a Fund’s needs and available sub-advisors’ skills and abilities on an ongoing basis. Based on its evaluations, Columbia Management may at times recommend to the board that a Fund change, add or terminate one or more sub-advisors; continue to retain a sub-advisor even though the sub-advisor’s ownership or corporate structure has changed; or materially change a sub-advisory agreement with a sub-advisor. Applicable law requires a Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the board has approved the proposed action and believes that the action is in shareholders’ best interests. Columbia Management and the Columbia Funds have applied for relief from the SEC to permit a Fund to act on many of Columbia Management’s recommendations with approval only by the board and not by Fund shareholders. Columbia Management or a Fund would inform Fund shareholders of any actions taken in reliance on this relief. Until Columbia Management and the Funds obtain this relief, the Funds will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

At present, Columbia Management has not engaged any investment sub-advisor for any Fund.

Portfolio Managers

Information about Columbia Management’s portfolio managers who are primarily responsible for overseeing each Fund’s investments is shown in the tables below. The SAI provides more information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of securities in the applicable Fund.

Columbia Blended Equity Fund

Nischal Pai

Associated with Columbia Management or its predecessors since 2000.

Richard Bayles

Associated with Columbia Management or its predecessors since 1990.

Columbia Bond Fund

Alexander D. Powers

Associated with Columbia Management or its predecessors since 1996.

Michael Zazzarino

Associated with Columbia Management or its predecessors since 2005. Prior to joining Columbia Management, Mr. Zazzarino was a Vice President and Portfolio Manager in the Core Fixed Income Group at Brown Brothers Harriman from 1998 to 2005.

Columbia Emerging Markets Fund

Fred Copper

Associated with Columbia Management or its predecessors since 2005. Prior to joining Columbia Management, Mr. Copper was a senior vice president with Putnam Investments from 2001 to 2005.

Dara J. White, CFA

Associated with Columbia Management or its predecessors since 2006. Prior to joining Columbia Management, Mr. White was a portfolio manager and analyst with RCM Global Investors from 1998 to 2005. Mr. White will become the lead manager of Columbia Emerging Markets Fund on February 1, 2008.

Jasmine (Weili) Huang

Associated with Columbia Management or its predecessors since 2003. Prior to joining Columbia Management, Ms. Huang held a manager position with Deloitte’s management consulting practice from 2000 to 2003.

Columbia Energy and Natural Resources Fund

Michael E. Hoover

Associated with Columbia Management or its predecessors since 1989.

Columbia Select Opportunities Fund

Richard Bayles

Associated with Columbia Management or its predecessors since 1990.

Fatima Dickey

Associated with Columbia Management or its predecessors since 2001.

Columbia Short-Intermediate Bond Fund

Frank A. Salem

Associated with Columbia Management or its predecessors since 1998.

Alexander D. Powers

Associated with Columbia Management or its predecessors since 1996.

Columbia Select Large Cap Growth Fund

Thomas M. Galvin

Associated with Columbia Management or its predecessors since 2003.

Columbia Mid Cap Value and Restructuring Fund

Timothy Evnin

Associated with Columbia Management or its predecessors since 1987.

John McDermott

Associated with Columbia Management or its predecessors since 1996.

Columbia Pacific/Asia Fund

Donald Elefson

Associated with Columbia Management or its predecessors since 1998.

Fred Copper

Associated with Columbia Management or its predecessors since 2005. Prior to joining Columbia Management, Mr. Copper was a senior vice president with Putnam Investments from 2001 to 2005.

Jasmine (Weili) Huang

Associated with Columbia Management or its predecessors since 2003. Prior to joining Columbia Management, Ms. Huang held a manager position with Deloitte’s management consulting practice from 2000 to 2003.

Daisuke Nomoto

Associated with Columbia Management or its predecessors since 2005. Prior to joining Columbia Management, Mr. Nomoto served as an equity analyst at Putnam Investments from 2003 to 2005. Mr. Nomoto worked at Nissay Asset Management, a subsidiary of Nippon Life Insurance Company, as a senior portfolio manager and equity analyst from 1999 to 2003.

Columbia Select Small Cap Fund

Douglas H. Pyle

Associated with Columbia Management or its predecessors since 1999.

Jennifer Byrne

Associated with Columbia Management or its predecessors since 1999.

Columbia Value and Restructuring Fund

David J. Williams

Associated with Columbia Management or its predecessors since 1987.

Timothy Evnin

Associated with Columbia Management or its predecessors since 1987.

John McDermott

Associated with Columbia Management or its predecessors since 1996.

The Administrator

Columbia Management is responsible for overseeing the administrative operations of each Fund, including the general supervision of each Fund’s operations, coordination of each Fund’s service providers and the provision of office facilities and related clerical and administrative services.

Each Fund pays Columbia Management a fee for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of each Fund’s average daily net assets and is paid monthly, as follows:

Annual Administration Fee, as a % of Average Daily Net Assets

Columbia Blended Equity Fund	0.15%
Columbia Bond Fund	0.15%
Columbia Emerging Markets Fund	0.20%
Columbia Energy and Natural Resources Fund	0.15%
Columbia Select Opportunities Fund	0.15%
Columbia Short-Intermediate Bond Fund	0.15%
Columbia Select Large Cap Growth Fund	0.15%
Columbia Mid Cap Value and Restructuring Fund	0.15%
Columbia Pacific/Asia Fund	0.20%
Columbia Select Small Cap Fund	0.15%
Columbia Value and Restructuring Fund	0.15%

The Distributor

Shares of each Fund are distributed by the Distributor, which is located at One Financial Center, Boston, MA 02111. The Distributor is a registered broker/dealer and an indirect, wholly owned subsidiary of Bank of America. The Distributor and its affiliates may pay commissions, distribution and service fees and/or other compensation to entities, including Bank of America affiliates, for selling shares and providing services to investors.

The Transfer Agent

The Transfer Agent is a registered transfer agent and an indirect, wholly owned subsidiary of Bank of America. The Transfer Agent is located at One Financial Center, Boston, MA 02111, and its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service. Each Fund pays the Transfer Agent monthly fees on a per-account basis. Fees paid to the Transfer Agent include reimbursements for certain out-of-pocket expenses and sub-transfer agency fees, subject to certain limitations, paid by the Transfer Agent on each Fund’s behalf.

  Other Roles and Relationships of Bank of America and its Affiliates—Certain Conflicts of Interest

As described in Management of the Fund—Primary Service Providers, Columbia Management, the Distributor and the Transfer Agent, all affiliates of Bank of America, provide various services to each Fund for which they are compensated. Bank of America and its affiliates may also provide other services to each Fund and be compensated for them.

Columbia Management and its affiliates may provide investment advisory and other services to other clients and customers substantially similar to those provided to each Fund. These activities, and other financial services activities of Bank of America and its affiliates, may present actual and potential conflicts of interest and introduce certain investment constraints.

Bank of America is a major financial services company, engaged in a broad range of financial activities beyond the mutual fund-related activities of Columbia Management, including, among others, commercial banking, investment banking, broker/dealer (sales and trading), asset management, insurance and other financial activities. These additional activities may involve multiple advisory, transactional, lending, financial and other interests in securities and other instruments, and in companies that issue securities and other instruments, which may be bought, sold or held by a Fund.

Conflicts of interest and limitations that could affect a Fund may arise from, for example, the following:

•	compensation and other benefits received by Columbia Management and other Bank of America affiliates related to the management/administration of a Fund and the sale of its shares;

•	the allocation of, and competition for, investment opportunities among a Fund and other funds and accounts advised/managed by Columbia Management and other Bank of America affiliates;

•	separate and potentially divergent management of a Fund and other funds and accounts advised/managed by Columbia Management and other Bank of America affiliates;

•	regulatory and other investment restrictions on investment activities of Columbia Management and other Bank of America affiliates and accounts advised/managed by them;

•	lending, investment banking and other relationships of Bank of America affiliates with companies and other entities in which a Fund invests; and

•	regulatory and other restrictions relating to the sharing of information between Bank of America and its affiliates, including Columbia Management, and a Fund.

Bank of America and its affiliates also provide a variety of products and services that, in some manner, may use the Funds and other Columbia Funds as investment options. For example:

•

the Columbia Funds are available as investments in connection with brokerage and other securities products offered by Banc of America Investment Services, Inc., an affiliated retail broker/dealer of Bank of America;

•

the Columbia Funds are used as investments in connection with fiduciary, investment management and other accounts offered by U.S. Trust, Bank of America Private Wealth Management, as well as certain Columbia Funds structured as “funds of funds;” and

•	the Columbia Money Market Funds are offered as an investment option for a variety of cash “sweep” account programs offered by Bank of America and its affiliates.

The use of the Columbia Funds as investment options in connection with other products and services offered by Bank of America and its affiliates may introduce economic and other conflicts of interest of which you should be aware. These conflicts of interest are highlighted in sections of account documentation and other disclosure materials relating to these products and services, as well as in the SAI.

Columbia Management and Bank of America have adopted various policies and procedures that are intended to identify, monitor and address conflicts of interest. However, there is no absolute assurance that these policies, procedures and disclosures will be effective.

Additional information about Bank of America and the types of conflicts of interest and other matters referenced above is set forth in the Investment Advisory and Other Services—Other Roles and

Relationships of Bank of America and Affiliates—Certain Conflicts of Interest section of the SAI, which is identified by the icon. Investors in each Fund should carefully review these disclosures and consult with their financial advisor if they have any questions.

Certain Legal Matters

On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) (“Columbia”) and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the “Distributor”) (collectively, the “Columbia Group”) entered into an Assurance of Discontinuance with the New York Attorney General (“NYAG”) (the “NYAG Settlement”) and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission (“SEC”) (the “SEC Order”) on matters relating to mutual fund trading.

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group’s applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above is being distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007. Distributions under the distribution plan began in late June 2007.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the “MDL”). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court’s memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants’ motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 (“ICA”) and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption (“the CDSC Lawsuit”). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

In 2004, the Columbia Funds’ adviser and distributor and certain affiliated entities and individuals were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. Certain Columbia Funds were named as nominal defendants. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and entered final judgment in favor of the defendants. The plaintiffs appealed to the United States Court of Appeals for the First Circuit on December 30, 2005. A stipulation and settlement agreement dated January 19, 2007 was filed in the First Circuit on February 14, 2007, with a joint stipulation of dismissal and motion for remand to obtain district court approval of the settlement. That joint motion was granted and the appeal was dismissed. On March 6, 2007, the case was remanded to the District Court. The settlement, approved by the District Court on September 18, 2007, became effective October 19, 2007. Pursuant to the settlement, the funds’ adviser and/or its affiliates made certain payments, including plaintiffs’ attorneys’ fees and costs of notice to class members.

CHOOSING A SHARE CLASS

Description of the Share Classes

Share Class Features

Each Fund offers multiple classes of shares, which may include: Class A, Class C, Class R and Class Z shares. Each share class has its own investment eligibility criteria, cost structure and other features. The following summarizes the primary features of Class A, Class C, Class R and Class Z shares. Contact your financial advisor or Columbia Funds for more information about a Fund’s share classes and how to choose among them.

	Class A Shares	Class C Shares	Class R Shares	Class Z Shares
Eligible Investors and Minimum Initial Investments(a)	Minimum initial investments range from $0 to $2,500; the share class is available to the general public for investment.	Minimum initial investments range from $0 to $2,500; the share class is available to the general public for investment.	There is no minimum initial investment, but Class R Shares are available only through eligible retirement plans and health savings accounts.	Class Z shares are available only to certain eligible investors, which are subject to different minimum initial investment requirements. These minimum initial investment amounts range from $0 to $2,500. See Buying, Selling and Exchanging Shares—Opening an Account and Placing Orders for details.

Investment Limits	None.	Up to $1,000,000	None.	None.

Conversion Features	None.	None.	None.	None.

Front-End sales Charges	4.75% maximum, declining to 0.00% on investments of $1 million or more.	None.	None.	None.

	Class A Shares	Class C Shares	Class R Shares	Class Z Shares
Contingent Deferred Sales Charges (CDSCs)(b)	None, except a 1.00% CDSC applies to certain investments of between $1 million and $50 million sold within one year of purchase.	1.00% on investments sold within one year of purchase.	None.	None.

Distribution and Service Fees	0.25% service fee	0.75% distribution fee	0.50% distribution fee	None.

(a)	See Buying, Selling and Exchanging Shares—Opening an Account and Placing Orders for more details on the eligible investors and investment minimums of these share classes.
(b)	See Choosing a Share Class—Reductions/Waivers of Sales Charges for information about certain exceptions to these sales charges.

FUNDamentals™

Selling and/or Servicing Agents

The terms “selling agent” and “servicing agent” refer to the financial intermediary that employs your financial advisor. Selling and/or servicing agents include, for example, brokerage firms, banks, investment advisors, third party administrators and other financial intermediaries, including affiliates of Bank of America, such as Banc of America Investment Services, Inc.

Sales Charges and Commissions

Sales charges, commissions and distribution and service fees (discussed in a separate sub-section below) compensate selling and/or servicing agents, and typically your financial advisor, for selling shares to you and for maintaining and servicing the shares held in your account. These charges, commissions and fees are intended to provide incentives for selling and/or servicing agents to provide these services.

Class A Shares — Front-End Sales Charge

You’ll pay a front-end sales charge when you buy Class A shares unless you qualify for a waiver of the sales charge or you buy the shares through reinvested distributions. See Choosing a Share Class—Reductions/Waivers of Sales Charges for more information.

FUNDamentals™

Front-End Sales Charge Calculation

The table below presents the front-end sales charge as a percentage of both the offering price and the net amount invested.

•	The offering price per share is the net asset value per share plus any front-end sales charge that applies.

•	The net asset value (or NAV) per share is the price of a share calculated by the Fund every business day.

The dollar amount of the sales charge is the difference between the offering price of the shares you buy (based on the applicable sales charge in the table) and the net asset value of those shares.

To determine the front-end sales charge you will pay when you buy your shares, a Fund will add the amount of your investment to the value of your account and base the sales charge on the aggregate amount. This approach is designed to assure that you pay the lowest applicable sales charge possible. See Choosing a Share Class—Reductions/Waivers of Sales Charges for a discussion of account value aggregation.

The front-end sales charge you’ll pay on Class A shares:

•	depends on the amount you’re investing (generally, the larger the investment, the smaller the percentage sales charge), and

•	is based on the total amount of your purchase and the value of your account.

Class A Shares — Front-End Sales Charge — Breakpoint Schedule

Dollar amount of shares bought(a)	Sales charge as a % of the offering price(b)	Sales charge as a % of the net amount invested(b)	Amount retained by or paid to selling and/or servicing agents as a % of the offering price
$0 – $49,999	5.75%	6.10%	5.00%
$50,000 – $99,999	4.50%	4.71%	3.75%
$100,000 – $249,999	3.50%	3.63%	2.75%
$250,000 – $499,999	2.50%	2.56%	2.00%
$500,000 – $999,999	2.00%	2.04%	1.75%
$1,000,000 or more	0.00%	0.00%	1.00	%(c)(d)

(a)	Purchase amounts and account values are aggregated among all Columbia Funds for purposes of this table.
(b)	Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.
(c)	1.00% on purchases from $1 million up to $3 million, 0.50% on purchases of $3 million up to $50 million and 0.25% on amounts of $50 million or more. The Distributor pays selling and/or servicing agents on investments of $1 million or more, but may be reimbursed if a CDSC is deducted when the shares are sold.
(d)	For certain group retirement plans, selling and/or servicing agents are eligible to receive a 1.00% commission from the Distributor on all purchases up to $3 million, including those in amounts of less than $1 million that are coded as commission eligible trades.

Class A Shares — CDSC and Commissions

In some cases, you’ll pay a CDSC if you sell Class A shares that you bought without an initial sales charge.

•

If you bought Class A shares without an initial sales charge because your accounts aggregated $1 million to $50 million at the time of purchase, you will incur a 1.00% CDSC if you redeem those shares within one year of buying them.

•

Subsequent Class A share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within one year of buying them.

The CDSC on Class A shares:

•	is applied to the net asset value at the time of your purchase or sale, whichever is lower, and

•	will not be applied to any shares you receive through reinvested distributions.

For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. When you place an order to sell your Class A shares, a Fund will first redeem any shares that aren’t subject to a CDSC followed by those you have held the longest. The CDSC on Class A shares does not apply to retirement plans buying through a fee-based program.

The Distributor may pay your selling and/or servicing agent an up-front commission of up to 5.75% of the offering price per share when you buy Class A shares. The Distributor funds the commission through the applicable sales charge. The Distributor may also pay your selling and/or servicing agent a cumulative commission when you buy $1 million or more of Class A shares, according to the following schedule:

Class A Shares — Commission Schedule

Purchase Amount	Commission Level (as a % of net asset value per share)
$1 million – $2,999,999	1.00%
$3 million – $49,999,999	0.50%
$50 million or more	0.25%

Class C Shares — Sales Charges

You don’t pay a front-end sales charge when you buy Class C shares, but you may pay a CDSC when you sell Class C shares.

The CDSC on Class C shares:

•	is applied to the net asset value at the time of your purchase or sale, whichever is lower,

•	will not be applied to any shares you receive through reinvested distributions, and

•	generally declines each year until there is no sales charge for selling shares.

For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which your purchase was made. When you place an order to sell your Class C shares, a Fund will first redeem any shares that aren’t subject to a CDSC followed by those you have held the longest.

Class C Shares — CDSC and Commissions

You’ll pay a CDSC of 1.00% when you sell Class C shares within one year of buying them unless you qualify for a waiver of the CDSC or the shares you’re selling were bought through reinvested distributions. See Choosing a Share Class—Reductions/Waivers of Sales Charges for details. The Distributor pays an up-front commission directly to your selling and/or servicing agent of up to 1.00% of the net asset value per share when you buy Class C shares. The Distributor seeks to recover this commission through distribution fees it receives under the Fund’s distribution plan and any applicable CDSC applied when you sell your shares. See Choosing a Share Class—Distribution and Service Fees for details.

Class R Shares — Sales Charges and Commissions

You don’t pay a front-end sales charge when you buy Class R shares or a CDSC when you sell your Class R shares. Class R shares are only available for purchase through certain eligible retirement plans and health savings accounts. See Buying Shares—Eligible Investors for more information about investing in Class R shares of a Fund. The Distributor pays an up-front commission directly to your selling and/or servicing agent when you buy Class R shares, according to the following schedule:

Class R Shares — Commission Schedule

Purchase Amount	Commission Level (as a % of net asset value per share)
$0 – $49,999,999	0.50%
$50 million or more	0.25%

The Distributor seeks to recover this commission through distribution fees it receives under a Fund’s distribution plan. See Choosing a Share Class—Distribution and Service Fees for details.

Reductions/Waivers of Sales Charges

Front-End Sales Charge Reductions

There are two ways in which you may be able to reduce the front-end sales charge that you may pay when you buy Class A shares of a Fund. These types of sales charge reductions are also referred to as breakpoint discounts.

First, through the right of accumulation, you may combine the value of eligible accounts (regardless of class) maintained by you and your immediate family to reach a breakpoint discount level and apply a lower sales charge to your purchase. To calculate the combined value of your accounts, a Fund will use the current public offering price per share.

Second, by making a statement of intent to purchase additional shares, you may pay a lower sales charge on all purchases of Class A shares made within 13 months of the date of your statement of intent. Your statement of intent must state the aggregate amount of purchases you intend to make in that 13-month period, which must be at least $50,000. If you do not complete the purchases described in your statement of intent within 13 months, you will be charged the applicable sales charge on the amount you have invested to that date. To calculate the total value of the purchases you’ve made under a statement of intent, a Fund will use the historic cost (i.e. dollars invested) of the shares held in each eligible account.

To obtain a breakpoint discount, you must notify your financial advisor in writing at the time you buy your shares of each eligible account maintained by you and/or your immediate family. It is the responsibility of you and your financial advisor to ensure that you receive discounts for which you are eligible; the Funds are not responsible for a financial advisor’s failure to apply the eligible discount to your account. You may be asked by your financial advisor for account statements or other records to verify your discount eligibility, including, when applicable, records for accounts opened with a different financial advisor and records of accounts established by members of your immediate family.

FUNDamentals™

Your “Immediate Family” and Account Value Aggregation

For purposes of obtaining a Class A shares breakpoint discount, the value of your account will be deemed to include the value of all applicable shares in eligible accounts that are held by your “immediate family,” which includes your spouse (or legal equivalent under state law), parent, step-parent, legal guardian, child, step-child, father-in-law and mother-in-law. Remember that in order to obtain a breakpoint discount, you must notify your financial advisor in writing at the time you buy your shares of each eligible account maintained by you and/or your immediate family. Group plan accounts are valued at the plan level.

Eligible Accounts

The types of accounts that are eligible for the account value aggregation purposes described above are:

•	individual accounts,

•	joint accounts,

•	certain IRA accounts,

•	certain health savings accounts,

•	certain trust accounts, and

•	Uniform Gifts to Minors Act (UGMA)/Uniform Transfer to Minors Act (UTMA) accounts.

Eligible accounts include those registered in the name of the broker/dealer or other financial intermediary through which you own shares of the Columbia Funds. Eligible accounts do not include Class R or Class Z share accounts or accounts holding institutional share classes of the Columbia Money

Market Funds (Capital Class shares, Liquidity Class shares, Adviser Class shares, Investor Class shares, Trust Class shares, Institutional Class shares and Marsico shares).

Front-End Sales Charge Waivers

Certain investors may buy Class A shares of a Fund at net asset value, which excludes any front-end sales charge that would otherwise apply. These investors include affiliates of the Funds, broker/dealers, investors in wrap fee programs, investors through fee-based advisors, certain retirement plans, certain health savings accounts, certain shareholders of funds that were reorganized into Columbia Funds, investors using the proceeds of sales of Fund shares or of certain Bank of America trust or similar accounts as well as insurance company separate accounts purchasing for the benefit of group retirement plans. Restrictions may apply to certain accounts and certain transactions.

CDSC Waivers

You may be able to avoid an otherwise applicable CDSC when you sell Class A or Class C shares of a Fund. This could happen because of the way in which you originally invested in a Fund, because of your relationship with the Columbia Funds or for other reasons.

Generally, a CDSC that would otherwise be applied may be waived for certain sales, including sales made under the Systematic Withdrawal Plan or in connection with the death or post-purchase disability of a shareholder; certain medical expenses; charitable gifts; involuntary sales; and agreements by selling and/or servicing agents to waive or return their commissions. Restrictions may apply to certain accounts and certain transactions.

A Fund may change or cancel these terms at any time. Any change or cancellation applies only to future purchases. For more information about the sales charge reductions and waivers described here, consult the SAI.

Distribution and Service Fees

Pursuant to Rule 12b-1 under the 1940 Act, the board of the Columbia Trust has approved, and each Fund has adopted, distribution and shareholder servicing plans which set the distribution and service fees that are periodically deducted from each Fund’s assets. These fees are calculated daily, may vary by share class and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of each Fund and providing services to investors. Because the fees are paid out of a Fund’s assets on an ongoing basis, they will increase the cost of your investment over time. The table below shows the maximum annual distribution and service fees (as an annual % of average daily net assets) and the combined amount of such fees applicable to each share class:

Distribution and Service Fees

	Distribution Fee	Service Fee	Combined Total
Class A	—	0.25%	0.25%
Class C	0.75%	0.25%	1.00%

Each Fund will pay these fees to the Distributor and/or to eligible selling and/or servicing agents for as long as the distribution and/or shareholder servicing plans continue. A Fund may reduce or discontinue payments at any time. Your selling and/or servicing agent may also charge you other fees for providing services to your account, which may be different from those described here.

Financial Intermediary Compensation

The Distributor and Columbia Management may make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing/sales support services relating to the Columbia Funds. Such payments are generally based upon one or more of the following factors: average net assets of the Columbia Funds sold by the Distributor attributable to that intermediary, gross sales of the Columbia Funds distributed by the Distributor attributable to that intermediary, reimbursement of ticket charges (fees that an intermediary firm charges its representatives for effecting transactions in Fund shares) or a negotiated lump sum payment. While the financial arrangements may vary for each intermediary, the support payments to any one intermediary are generally between 0.05% and 0.35% (and 0.03% and 0.12% with regard to the Columbia Money Market Funds) on an annual basis for payments based on average net assets of a Fund attributable to the intermediary, and between 0.10% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Columbia Funds (other than the Columbia Money Market Funds) attributable to the intermediary.

The Distributor and Columbia Management may make payments in larger amounts or on a basis other than those described above when dealing with other affiliates of Bank of America. Such increased payments to the other Bank of America affiliate may enable the other Bank of America affiliate to offset credits that it may provide to customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customers’ investments in a Fund.

The Distributor and Columbia Management may also make payments to financial intermediaries, including other Bank of America affiliates, that provide shareholder services to retirement plans and other investment programs to compensate those intermediaries for services they provide to such programs, including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing.

These payments for shareholder servicing support vary by financial intermediary but generally are not expected, with certain limited exceptions, to exceed 0.35% of the average aggregate value of a Fund’s shares in any intermediary’s program on an annual basis for those classes of shares that pay a service fee pursuant to a plan under Rule 12b-1 under the 1940 Act, and 0.45% of the average aggregate value of a Fund’s shares in any intermediary’s program on an annual basis for those classes of shares that do not pay a service fee pursuant to a plan under Rule 12b-1 under the 1940 Act.

Each Fund is authorized to reimburse the Transfer Agent for amounts paid to financial intermediaries that maintain assets in omnibus accounts, subject to an annual cap of 0.15% of the average aggregate value of the Fund’s shares maintained in such accounts. The amounts in excess of that reimbursed by a Fund are borne by the Distributor or Columbia Management. The Distributor and Columbia Management may make other payments or allow promotional incentives to broker/dealers to the extent permitted by SEC and Financial Industry Regulatory Authority (FINRA) rules and by other applicable laws and regulations.

Amounts paid by the Distributor and Columbia Management are paid out of the Distributor’s and Columbia Management’s own resources and do not increase the amount paid by you or a Fund. You can find further details about the payments made by the Distributor and Columbia Management and the services provided by financial intermediaries as well as a list of the intermediaries to which the Distributor and Columbia Management have agreed to make marketing support payments in the SAI. Your financial intermediary may charge you fees and commissions in addition to those described in the Prospectus/Proxy statement. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants may have a financial incentive for recommending a Fund or a particular share class over others. See Management of the Fund—Other Roles and Relationships of Bank of America and its Affiliates—Certain Conflicts of Interest for more information.

BUYING, SELLING AND EXCHANGING SHARES

Share Price Determination

The price you pay or receive when you buy, sell or exchange shares is a Fund’s next determined net asset value (or NAV) per share for a given share class. Each Fund calculates the net asset value per share for each class of the Fund at the end of each business day.

FUNDamentals™ NAV Calculation: Each of the Funds’ share classes calculates its NAV as follows:

(Value of assets of the share class)
NAV	=	– (Liabilities of the share class)

Number of outstanding shares of the class

The value of each Fund’s shares is based on the total market value of all of the securities and other assets that it holds as of a specified time. The prices reported on stock exchanges and other securities markets around the world are usually used to value securities in each Fund. Each Fund uses the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less.

If a market price isn’t readily available, a Fund will determine the price of the security held by the Fund based on Columbia Management’s determination of the security’s fair value. A market price is considered not readily available if, among other circumstances, the most recent reported price is deemed unreliable. In addition, a Fund may use fair valuation to price securities that trade on a foreign exchange when a significant event has occurred after the foreign exchange closes but before the time at which the Fund’s share price is calculated. Foreign exchanges typically close before the time at which Fund share prices are calculated, and may be closed altogether on some days when a Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) those impacting a single issuer; (2) governmental action that affects securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. Each Fund uses various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a security’s market price is readily available and, if not, the fair value of the security.

Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when a Fund uses fair valuation to price securities, it may value those securities higher or lower than another mutual fund. Also, the use of fair valuation may cause a Fund’s performance to diverge to a greater degree from the performance of various benchmarks used to compare the Fund’s performance because benchmarks generally do not use fair valuation techniques. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value ascribed to a particular security is accurate. Each Fund has retained an independent fair valuation pricing service to assist in the fair valuation process for foreign securities. International markets are sometimes open on days when U.S. markets are closed, which means that the value of foreign securities owned by a Fund could change on days when Fund shares cannot be bought or sold.

Transaction Rules and Policies

Remember that sales charges may apply to your transactions. You should also ask your selling and/or servicing agent about its rules, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

Also remember that a Fund may refuse any order to buy or exchange shares. If this happens, we’ll return any money we’ve received, but no interest will be paid on that money.

Order Processing

Orders to buy, sell or exchange shares are processed on business days. Orders can be delivered by mail, by telephone or online. Orders received in “good form” by the Transfer Agent or your selling and/or servicing agent before the end of a business day will receive that day’s net asset value per share. Orders received after the end of a business day will receive the next business day’s net asset value per share. The business day that applies to your order is also called a trade date.

FUNDamentals™

Business Days

A business day is any day that the New York Stock Exchange (NYSE) is open. A business day ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time. If the NYSE closes early, the business day ends as of the time the NYSE closes. On holidays and other days when the NYSE is closed, a Fund’s net asset value is not calculated and the Fund does not accept buy or sell orders. However, the value of a Fund’s assets may still be affected on such days to the extent that the Fund holds foreign securities that trade on days that foreign markets are open.

“Good Form”

An order is in “good form” if the Transfer Agent or your selling and/or servicing agent has all of the information and documentation it deems necessary to effect your order. For example, when you sell shares by letter of instruction, “good form” means that your letter has (i) complete instructions and the signatures of all account owners, (ii) a Medallion signature guarantee for amounts equal to or greater than $100,000 and (iii) any other required documents completed and attached. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, call 800.345.6611.

Medallion Signature Guarantees

Qualified customers can obtain a Medallion signature guarantee from any financial institution—including commercial banks such as Bank of America, credit unions and broker/dealers—that participates in one of the three Medallion signature guarantee programs recognized by the SEC. These Medallion signature guarantee programs are the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP).

Class R Shares

Remember that Class R shares are only available for purchase, sale or exchange through eligible retirement plans and health savings accounts sponsored by third party platforms, including those sponsored by Bank of America affiliates. Your retirement plan or health savings account administrator or selling and/or servicing agent is responsible for sending your orders to the Transfer Agent or your selling and/or servicing agent, ensuring that we receive your money on time, ensuring that you receive any sale proceeds on time, and recording and reporting your beneficial ownership of shares of a Fund. Contact your retirement plan or health savings account administrator for details.

Written Transactions

Once you have an account, you can communicate written buy, sell and exchange orders to the Transfer Agent at the following address: Columbia Funds, c/o Columbia Management Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.

Telephone Transactions

Once you have an account, you can place orders to buy, sell or exchange by telephone depending on how you complete the telephone authorization section of your account application. To place orders by telephone, call 800.422.3737. Have your account number and taxpayer identification number (TIN) available when calling.

You can sell up to an aggregate of $100,000 of shares via the telephone in any 30-day period if you qualify for telephone orders.

Telephone orders may not be as secure as written orders. Columbia Funds will take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. However, the Funds and their agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.

Online Transactions

Once you have an account, contact Columbia Funds at 800.345.6611 for more information on account trading restrictions and the special sign-up procedures required for online transactions. The Transfer Agent has procedures in place to authenticate electronic orders you deliver through the internet. You will be required to accept the terms of an online agreement and establish and utilize a password in order to access online account services.

You can sell up to an aggregate of $100,000 of shares through the internet in any 30-day period if you qualify for internet orders.

Customer Identification Program

Federal law requires each Fund to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, a Fund may need to delay the date of your purchase or may be unable to open your account, which may result in a return of your investment monies. In addition, if a Fund is unable to verify your identity after your account is open, the Fund reserves the right to close your account or take other steps as deemed reasonable. The Funds shall not be held liable for any loss resulting from any purchase delay, application rejection or account closure due to a failure to provide proper identifying information.

Small Account Policy — Accounts Below $250

Columbia Funds generally will automatically sell your shares if the value of your account (treating each account of a Fund you own separately from any other account of the Fund you may own) falls below $250. If your shares are sold, the Transfer Agent will remit the sale proceeds to you. Any otherwise applicable CDSC will not be imposed on such automatic sale of your shares. The Transfer Agent will send you written notification in advance of any automatic sale, which will provide details on how you may avoid such automatic sale. Generally, you may avoid such automatic sale by raising your account balance, consolidating your accounts through an exchange of shares of another Columbia Fund in which you hold shares, or setting up a Systematic Investment Plan. Contact the Transfer Agent, review our website at www.columbiafunds.com, call 800.345.6611 or contact your financial advisor for more information. The automatic sale of shares of accounts valued at less than $250 is expected to take place in the second quarter of each calendar year.

Columbia Funds may also sell your shares if a financial intermediary tells us to sell your shares pursuant to arrangements made with you, and under certain other circumstances allowed under the 1940 Act.

Small Account Policy — Minimum Balance Fee

If the value of your account (treating each account of a Fund you own separately from any other account of the Fund you may own) falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee will be assessed through the automatic sale of shares in your account. Any otherwise applicable CDSC will not be imposed on such automatic sale of your shares. Any otherwise applicable CDSC will not be imposed on such automatic sale of your shares. The Transfer Agent will reduce the expenses paid by a Fund by any amounts it collects from the assessment of this fee. For Funds that do not have transfer agency expenses against which to offset the amount collected through assessment of this fee, the fee will be paid directly to the Fund. The Transfer Agent will send you written notification in advance of assessing any fee, which will provide details on how you can avoid the imposition of such fee. Generally, you may avoid the imposition of such fee by raising your account balance, consolidating your accounts through an exchange of shares of another Columbia Fund in which you hold shares, or setting up a Systematic Investment Plan. Contact the Transfer Agent, review our website at www.columbiafunds.com, call 800.345.6611 or contact your financial advisor for more information.

Columbia Funds reserves the right to change the minimum investment requirements for any Fund. We also reserve the right to lower the account size trigger point for the minimum balance fee in any year or for any class of shares when we believe it is appropriate to do so in light of declines in the market value of Fund shares, sales loads applicable to a particular class of shares, or for other reasons.

Exceptions to the Small Account Policy

The automatic sale of shares of accounts under $250 and the annual minimum balance fee described previously do not apply to shareholders of Class R shares or shareholders holding their shares through broker/dealer networked accounts; wrap fee and omnibus accounts; accounts with active Systematic Investment Plans or payroll deduction plans; accounts that were created by the automatic conversion of Class B shares to Class A shares or former Class G shares to Class T shares; and certain qualified retirement plans and health savings accounts. The automatic sale of shares of accounts under $250 does not apply to individual retirement plans.

Cash Flows

The timing and magnitude of cash inflows from investors buying Fund shares could prevent a Fund from always being fully invested. Conversely, the timing and magnitude of cash outflows to investors selling Fund shares could require large ready reserves of uninvested cash to meet shareholder redemptions. Either situation could adversely impact a Fund’s performance.

Excessive Trading Practices

Right to Reject or Restrict Share Transaction Orders — The Funds are intended for investors with long-term investment purposes and are not intended as vehicles for frequent trading activity (market timing)

that is excessive. Investors should transact in Fund shares primarily for investment purposes. The board of the Columbia Trust has adopted excessive trading policies and procedures that are designed to deter excessive trading by investors (the Excessive Trading Policies and Procedures). The Funds discourage and do not accommodate excessive trading.

Each Fund reserves the right to reject, without any prior notice, any buy or exchange order for any reason, and will not be liable for any loss resulting from rejected orders. For example, a Fund may in its discretion restrict, reject or cancel a buy or exchange order even if the transaction is not subject to the specific exchange limitation described below if the Fund or its agents determine that accepting the order could interfere with efficient management of the Fund’s portfolio or is otherwise contrary to the Fund’s best interests. The Excessive Trading Policies and Procedures apply equally to buy or exchange transactions communicated directly to the Transfer Agent and to those received by selling and/or servicing agents.

Specific Buying and Exchanging Limitations—If a Fund detects that an investor has made two “material round trips” in any 28-day period, it will generally reject the investor’s future buy orders, including exchange buy orders, involving any Columbia Fund.

For these purposes, a “round trip” is a purchase or exchange into a Fund followed by a sale or exchange out of the Fund. A “material” round trip is one that is deemed by a Fund to be material in terms of its amount or its potential detrimental impact on the Fund. Independent of this limit, a Fund may, in its discretion, reject future buy orders by any person, group or account that appears to have engaged in any type of excessive trading activity.

These limits generally do not apply to automated transactions or transactions by registered investment companies that invest in a Fund using a “fund of funds” structure. These limits do not apply to payroll deduction contributions by retirement plan participants, transactions initiated by a retirement plan sponsor or certain other retirement plan transactions consisting of rollover transactions, loan repayments and disbursements, and required minimum distribution redemptions. They may be modified or rescinded for accounts held by certain retirement plans to conform to plan limits, for considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs. Accounts known to be under common ownership or control generally will be counted together, but accounts maintained or managed by a common intermediary generally will not be considered to be under common ownership or control. Each Fund retains the right to modify these restrictions at any time without prior notice to shareholders.

Limitations on the Ability to Detect and Prevent Excessive Trading Practices—Each Fund takes various steps designed to detect and prevent excessive trading, including daily review of available shareholder transaction information. However, each Fund receives buy, sell and exchange orders through financial intermediaries, and cannot always know or reasonably detect excessive trading that may be facilitated by financial intermediaries or by the use of the omnibus account arrangements they offer. Omnibus account arrangements are common forms of holding shares of mutual funds, particularly among certain financial intermediaries such as broker/dealers, retirement plans and variable insurance products. These arrangements often permit financial intermediaries to aggregate their clients’ transactions and accounts, and in these circumstances, the identity of the shareholders is often not known.

Some financial intermediaries apply their own restrictions or policies to underlying investor accounts, which may be more or less restrictive than those described here. This may impact a Fund’s ability to curtail excessive trading, even where it is identified. For these and other reasons, it is possible that excessive trading may occur despite a Fund’s efforts to detect and prevent it.

Although these restrictions and policies involve judgments that are inherently subjective and may involve some selectivity in their application, each Fund seeks to act in a manner that it believes is consistent with the best interests of shareholders in making any such judgments.

Risks of Excessive Trading—Excessive trading creates certain risks to a Fund’s long-term shareholders and may create the following adverse effects:

•	negative impact on a Fund’s performance;

•	potential dilution of the value of a Fund’s shares;

•

interference with the efficient management of a Fund’s portfolio, such as the need to maintain undesirably large cash positions, the need to use its line of credit or the need to buy or sell securities it otherwise would not have bought or sold;

•	losses on the sale of investments resulting from the need to sell securities at less favorable prices;

•	increased taxable gains to a Fund’s remaining shareholders resulting from the need to sell securities to meet sell orders; and

•	increased brokerage and administrative costs.

To the extent that a Fund invests significantly in foreign securities traded on markets that close before the Fund’s valuation time, it may be particularly susceptible to dilution as a result of excessive trading. Because events may occur after the close of foreign markets and before a Fund’s valuation time that influence the value of foreign securities, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of foreign securities as of the Fund’s valuation time. This is often referred to as price arbitrage. Each Fund has adopted procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what the Fund believes to be the fair value of those securities as of its valuation time. To the extent the adjustments don’t work fully, investors engaging in price arbitrage may cause dilution in the value of a Fund’s shares held by other shareholders.

Similarly, to the extent that a Fund invests significantly in thinly traded high yield bonds (junk bonds) or equity securities of small-capitalization companies, because these securities are often traded infrequently, investors may seek to trade their shares in an effort to benefit from their understanding of the value of these securities. This is also a type of price arbitrage. Any such frequent trading strategies may interfere with efficient management of a Fund’s portfolio to a greater degree than would be the case for mutual funds that invest in highly liquid securities, in part because the Fund may have difficulty selling those portfolio securities at advantageous times or prices to satisfy large and/or frequent sell orders. Any successful price arbitrage may also cause dilution in the value of Fund shares held by other shareholders.

Opening an Account and Placing Orders

Columbia Funds encourages you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your selling and/or servicing agent. As described in Buying, Selling and Exchanging Shares—Transaction Rules and Policies, once you have an account you can also communicate your orders directly to the Transfer Agent by mail, by telephone or online.

BUYING SHARES

Eligible Investors: Class A and Class C Shares

Class A and Class C shares are available to the general public for investment. Once you have opened an account, you can buy Class A and Class C shares in a lump sum, through our Systematic Investment Plan, by dividend diversification, by wire or by electronic funds transfer.

Minimum Initial Investments

The minimum initial investment for Class A and Class C shares is $2,500 for regular accounts and $1,000 for individual retirement plans (including traditional IRAs, Roth IRAs and Coverdell Education Savings Accounts) and non-omnibus group retirement plans. For investors establishing a Systematic Investment Plan, the minimum initial investment is $50. There is no minimum initial investment for Class A or Class C shares bought through omnibus accounts, wrap accounts or health savings accounts, although your selling and/or servicing agent may impose its own investment minimum. For group retirement plans, the minimum initial investment and minimum additional investment are determined based on the plan’s investment rather than that of its individual participants.

Minimum Additional Investments

There is no minimum additional investment for Class A or Class C shares.

Eligible Investors: Class R Shares

Class R shares can only be bought through eligible health savings accounts sponsored by third party platforms, including those sponsored by Bank of America affiliates, and the following eligible retirement plans: 401(k) plans; 457 plans; employer-sponsored 403(b) plans; profit sharing and money purchase pension plans; defined benefit plans; and non-qualified deferred compensation plans. Class R shares are not available for investment through retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, Simple IRAs, individual 403(b) plans or 529 tuition programs. Contact Columbia Funds or your retirement plan or health savings account administrator for more information about investing in Class R shares.

Minimum Initial Investments

The is no minimum initial investment for Class R shares.

Minimum Additional Investments:

There is no minimum additional investment for Class R shares.

Eligible Investors: Class Z Shares

Once you have opened an account, you can buy Class Z shares in a lump sum, through our Systematic Investment Plan, by dividend diversification, by wire or by electronic funds transfer. Class Z shares are only available to the categories of eligible investors described below, each of which is subject to its own minimum initial investment requirements.

Minimum Initial Investments

There is no minimum initial investment in Class Z shares for the following categories of eligible investors:

•

Any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Columbia Management Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the funds of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the funds of Columbia Acorn Trust immediately prior to the distribution, transfer or rollover.

•

Any health savings account sponsored by a third party platform, including those sponsored by Bank of America affiliates, and any omnibus group retirement plan for which a financial intermediary or other entity provides services and is not compensated by the Funds for those services, other than in the form of payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

•

Any investor participating in a wrap program sponsored by a financial intermediary or other entity that is paid an asset-based fee by the investor and that is not compensated by a Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

The minimum initial investment in Class Z shares for the following categories of eligible investors is $1,000:

•

Any individual retirement plan (assuming the eligibility criteria below are met) or group retirement plan that is not held in an omnibus manner for which a financial intermediary or other entity provides services and is not compensated by a Fund for those services, other than in the form of payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

The minimum initial investment in Class Z shares for the following categories of eligible investors is $2,500:

•

Any client of Bank of America or one of its subsidiaries buying shares through an asset management company, trust, fiduciary, retirement plan administration or similar arrangement with Bank of America or the subsidiary.

•	Any investor buying shares through a Columbia Management state tuition plan organized under Section 529 of the Internal Revenue Code.

•

Any shareholder (as well as any family member of a shareholder or person listed on an account registration for any account of the shareholder) of another fund distributed by the Distributor (i) who holds Class Z Shares; (ii) who held Primary A shares prior to the share class redesignation of Primary A shares as Class Z shares that occurred on August 22, 2005; (iii) who holds Class A shares that were obtained by an exchange of Class Z shares; or (iv) who bought shares of certain mutual funds that were not subject to sales charges and that merged with another fund distributed by the Distributor.

•	Any trustee or director (or family member of a trustee or director) of a fund distributed by the Distributor.

•	Any employee (or family member of an employee) of Bank of America or one of its subsidiaries.

•

Any investor participating in an account offered by a financial intermediary or other entity that provides services to such an account, is paid an asset-based fee by the investor and is not compensated by a Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent (each investor buying shares through a financial intermediary must independently satisfy the minimum Investment requirement noted above).

•

Any institutional investor who is a corporation, partnership, trust, foundation, endowment, institution, government entity, or similar organization, which meets the respective qualifications for an accredited investor, as defined under the Securities Act of 1933.

•

Certain financial institutions and intermediaries, such as insurance companies, trust companies, banks, endowments, investment companies or foundations, buying shares for their own account, including Bank of America and its affiliates and/or subsidiaries.

Minimum Additional Investments

There is no minimum additional investment for Class Z shares.

Systematic Investment Plan

The Systematic Investment Plan allows you to make regular purchases in amounts of $50 or more via automatic transfers from your bank account to a Fund on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan.

Dividend Diversification

Generally, you may automatically invest distributions made by another Columbia Fund into the same class of shares (and in some cases certain other classes of shares) of a Fund at no additional sales charge. A sales charge may apply when you invest distributions made by a Columbia Fund that were not assessed a sales charge at the time of your initial purchase. Call Columbia Funds at 800.345.6611 for details.

Wire Purchases

You may buy Class A, Class C or Class Z shares of a Fund by wiring money from your bank account to your Fund account by calling the Transfer Agent at 800.422.3737.

Electronic Funds Transfer

You may buy Class A, Class C or Class Z shares of a Fund by electronically transferring money from your bank account to your Fund account by calling the Transfer Agent at 800.422.3737. An electronic funds transfer may take up to three business days to settle and be considered in “good form.” You must set up this feature by contacting the Transfer Agent prior to your request.

Other Purchase Rules You Should Know

•

Once the Transfer Agent or your selling and/or servicing agent receives your buy order in “good form,” your purchase will be made at the next calculated public offering price per share, which is the net asset value per share plus any sales charge that applies.

•	You generally buy Class A shares at the public offering price per share because purchases of Class A shares are generally subject to a front-end sales charge.

•	You generally buy Class C and Class Z shares at net asset value per share because no front-end sales charge applies to purchases of this share class.

•

Each Fund reserves the right to cancel your order if it doesn’t receive payment within three business days of receiving your buy order. A Fund will return any payment received for orders that have been cancelled, but no interest will be paid on that money.

•	Selling and/or servicing agents are responsible for sending your buy orders to the Transfer Agent and ensuring that we receive your money on time.

•	Shares bought are recorded on the books of a Fund. The Funds don’t issue certificates.

SELLING SHARES

When you sell your shares, a Fund is effectively buying them back from you. This is called a redemption.

Remember that Class R Shares can only be sold through your eligible retirement plan or health savings account. For detailed rules regarding the sale of Class R shares, contact your retirement plan or health savings account administrator.

Wire Redemptions

You may request that your Class A, Class C or Class Z shares sale proceeds be wired to your bank account by calling the Transfer Agent at 800.422.3737. You must set up this feature prior to your request. For shares sold by Fedwire, there is generally a fee of $7.50. The receiving bank may charge an additional fee. The Transfer Agent may waive the fee for certain accounts.

Electronic Funds Transfer

You may sell Class A, Class C or Class Z shares of a Fund and request that the proceeds be electronically transferred to your bank account by calling the Transfer Agent at 800.422.3737. It may take up to three business days for the sale proceeds to be received by your bank. You must set up this feature by contacting the Transfer Agent prior to your request.

Systematic Withdrawal Plan

The Systematic Withdrawal Plan lets you withdraw funds from your Class A, Class C or Class Z account any day of the month on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan. Your account balance generally must be at least $5,000 to set up the plan, but certain fee-based and wrap accounts are not subject to this requirement. If you set up the plan after you’ve opened your account, your signature must be Medallion guaranteed.

You can choose to receive your withdrawals via check or direct deposit into your bank account. You can cancel the plan by giving Columbia Funds 30 days notice in writing or by calling the Transfer Agent at 800.422.3737. It’s important to remember that if you withdraw more than your investment in a Fund is earning, you’ll eventually use up your original investment.

In-Kind Distributions

Each Fund reserves the right to honor sell orders with in-kind distributions of portfolio securities instead of cash. In the event a Fund makes such an in-kind distribution, you may incur the brokerage and transaction costs associated with converting the portfolio securities you receive into cash. Also, the portfolio securities you receive may increase or decrease in value before you convert them into cash.

Other Redemption Rules You Should Know

•	Once the Transfer Agent or your selling and/or servicing agent receives your sell order in “good form,” your shares will be sold at the next calculated net asset value per share.

•

If you sell your shares directly through Columbia Funds, we will normally send the sale proceeds by mail or electronically transfer them to your bank account within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in “good form.”

•

If you sell your shares through a selling agent, Columbia Funds will normally send the sale proceeds by Fedwire within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in “good form.”

•

If you paid for your shares by check or by wire transfer from your bank account as an Automated Clearing House (ACH) transaction, Columbia Funds will hold the sale proceeds when you sell those shares for up to 10 days after the trade date of the purchase.

•	No interest will be paid on uncashed redemption checks.

•

Columbia Funds can delay payment of the sale proceeds for up to seven days and may suspend redemptions and/or postpone payment of redemption proceeds when the NYSE is closed or during emergency circumstances as determined by the SEC.

•	Other restrictions may apply to retirement accounts. For information about these restrictions, contact your retirement plan administrator.

•	Also keep in mind Columbia Funds’ Small Account Policy, which is described above in Buying, Selling and Exchanging Shares—Transaction Rules and Policies.

EXCHANGING SHARES

You can generally sell shares of a Fund to buy shares of another Columbia Fund, in what is called an exchange. You should read the prospectus of, and make sure you understand the investment objective and principal investment strategies of, the Columbia Fund into which you are exchanging.

Systematic Exchanges

You may buy Class A, Class C, or Class Z shares of a Fund by exchanging $100 or more each month from another Columbia Fund for shares of the same class of the Fund at no additional cost. Contact the Transfer Agent or your financial advisor to set up the plan. If you set up your plan to exchange more than $100,000 each month, you must have your signature Medallion guaranteed.

Exchanges will continue as long as your balance is sufficient to complete the systematic monthly transfers, subject to Columbia Funds’ Small Account Policy described above in Buying, Selling and Exchanging Shares—Transaction Rules and Policies. You may terminate the program or change the amount you would like to exchange (subject to the $100 minimum) by calling Columbia Funds at 800.345.6611. A sales charge may apply when you exchange shares of a Columbia Fund that were not assessed a sales charge at the time of your initial purchase.

The rules described below for making exchanges apply to systematic exchanges.

Other Exchange Rules You Should Know

•	Exchanges are made at net asset value.

•	You can generally make exchanges between like share classes of any Columbia Fund. Some exceptions apply.

•	A sales charge may apply when you exchange shares of a Columbia Fund that were not assessed a sales charge at the time of your initial purchase.

•

If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange of those shares. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC imposed at that time will be based on the period that begins when you bought shares of the original Columbia Fund and ends when you sell the shares of the Columbia Fund you received from the exchange. The applicable CDSC will be the CDSC of the original Columbia Fund.

•	The rules for buying shares of a Columbia Fund apply to exchanges into that Fund.

•	You may make exchanges only into a Columbia Fund that is legally offered and sold in your state of residence.

•	You generally may make an exchange only into a Columbia Fund that is accepting investments.

•	A Fund may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

•	Unless your account is part of a tax-advantaged retirement plan, an exchange for shares of another Fund is a taxable event, and you may realize a gain or loss for tax purposes.

Same Fund Exchange Privilege for Class Z Shares

Certain shareholders invested in a class of shares other than Class Z may become eligible to be invested in Class Z shares. Upon a determination of such eligibility, any such shareholders will be eligible to exchange their shares for Class Z shares of the same fund. No sales charges or other charges will apply to such an exchange. Ordinarily, shareholders will not recognize a gain or loss for federal income tax purposes upon such an exchange. Investors should contact their selling and/or servicing agents to learn more about the details of the Class Z shares exchange privilege.

DISTRIBUTIONS AND TAXES

Distributions to Shareholders

A mutual fund can make money two ways:

•	It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds, and dividends paid on common stocks.

•

A mutual fund can also have capital gain if the value of its investments increases. While a fund continues to hold an investment, any gain is unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than it originally paid. Capital gains are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term gains) or more than one year (long-term gains).

FUNDamentals™

Distributions

Mutual funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund’s distributed income, including capital gain.

Reinvesting your distributions buys you more shares of a fund—which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you’ll earn more money if you reinvest your distributions rather than receive them in cash.

Each Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its net income (interest and dividends less expenses) and net capital gains so that the Fund won’t have to pay any federal income tax on undistributed income and gains. Each Fund intends to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year. Normally, the Funds will declare and pay distributions of net investment income according to the following schedule:

Declaration and Distribution Schedule

Columbia Blended Equity Fund		Columbia Select Large Cap Growth Fund
Declarations	Quarterly	Declarations	Quarterly
Distributions	Quarterly	Distributions	Quarterly
Columbia Bond Fund		Columbia Select Opportunities Fund
Declarations	Daily	Declarations	Quarterly
Distributions	Monthly	Distributions	Quarterly
Columbia Emerging Markets Fund		Columbia Select Small Cap Fund
Declarations	Semi-annually	Declarations	Quarterly
Distributions	Semi-annually	Distributions	Quarterly
Columbia Energy and Natural Resources Fund		Columbia Short-Intermediate Bond Fund
Declarations	Quarterly	Declarations	Daily
Distributions	Quarterly	Distributions	Monthly
Columbia Mid Cap Value and Restructuring Fund		Columbia Value and Restructuring Fund
Declarations	Quarterly	Declarations	Quarterly
Distributions	Quarterly	Distributions	Quarterly
Columbia Pacific/Asia Fund
Declarations	Semi-annually
Distributions	Semi-annually

Each Fund may, however, declare and pay distributions of net investment income more frequently.

Different share classes of each Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

Each Fund generally pays cash distributions within five business days after the distribution was declared. If you sell all of your shares after the record date but before the payment date for a distribution, you’ll normally receive that distribution in cash within five business days after the sale was made.

Each Fund will automatically reinvest distributions in additional shares of the same share class of the Fund unless you inform us you want to receive your distributions in cash. You can do this by writing Columbia Funds at the address on the back cover, or by calling us at 800.345.6611. No sales charges apply to the purchase or sale of such shares. Distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of that Fund.

Unless you are investing through a tax-deferred retirement account (such as an IRA), you should consider avoiding buying Fund shares shortly before a Fund makes a distribution, because doing so can cost you money in taxes. This is because you will, in effect, receive part of your purchase price back in the distribution. This is known as “buying a dividend.” To avoid “buying a dividend,” check a Fund’s distribution schedule above before you invest. Similarly, if you buy shares of a Fund when it holds securities with unrealized capital gain, you will, in effect, receive part of your purchase price back if and when the Fund sells those securities and distributes the realized gain. This distribution is also subject to tax. A Fund may have, or may build up over time, high levels of unrealized capital gain. If you buy shares of a Fund when it has capital loss carryforwards, the Fund may have the ability to offset future capital gains realized by the Fund that otherwise would have been distributed to shareholders with such carryforwards, although capital loss carryforwards generally expire after eight taxable years and may be subject to substantial limitations.

Taxes and Your Investment

Each Fund will send you a statement each year showing how much you’ve received in distributions in the prior year and the distributions’ character for federal income tax purposes. In addition, you should be aware of the following:

•

Each Fund intends to qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, a Fund’s failure to qualify as a regulated investment company would result in fund level taxation, and consequently, a reduction in income available for distribution to you.

•	Distributions are usually taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of a Fund.

•

Distributions of a Fund’s ordinary income and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of a Fund’s net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long a Fund has owned the investments that generated them, rather than how long you have owned your shares.

•

For taxable years beginning on or before December 31, 2010, if you are an individual and you meet certain holding period and other requirements for your Fund shares, a portion of your distributions may be treated as “qualified dividend income.” Qualified dividend income is income attributable to a Fund’s dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends. Fixed income funds, such as Columbia Bond Fund and Columbia Short Intermediate Bond Fund, generally do not expect a significant portion of distributions to be derived from qualified dividend income.

•	For taxable years beginning on or before December 31, 2010, the maximum individual federal income tax rate on net long-term capital gain and qualified dividend income is 15%.

•

A sale or exchange of Fund shares is a taxable event. This includes redemptions where you are paid in securities. Your sales (including those paid in securities) and exchanges of Fund shares usually will result in a taxable capital gain or loss to you, equal to the difference between the amount you receive for your shares (or are deemed to have received in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held your Fund shares for more than one year at the time of sale or exchange. In certain circumstances, capital losses may be disallowed.

•

Each Fund is required by federal law to withhold tax on any taxable distributions and sale proceeds paid to you (including amounts paid to you in securities and amounts deemed to be paid to you upon an exchange of shares) if: you haven’t provided a correct taxpayer identification number (TIN) or haven’t certified to the Fund that withholding doesn’t apply; the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records; or the IRS informs the Fund that you are otherwise subject to backup withholding.

FUNDamentals™

Taxes

The information provided above is only a summary of how U.S. federal income taxes may affect your investment in a Fund. It is not intended as a substitute for careful tax planning. Your investment in a Fund may have other tax implications.

It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA.

You should consult with your own tax advisor about the particular tax consequences to you of an investment in a Fund, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.

HYPOTHETICAL FEES AND EXPENSES

The following supplemental hypothetical investment information provides additional information about the effect of the fees and expenses of each Fund, including investment advisory fees and other Fund costs, on the Fund’s returns over a 10-year period. The charts show the estimated fees and expenses that would be charged on a hypothetical investment of $10,000 in Class A, Class C, Class R or Class Z shares of a Fund, assuming a 5% return each year, the cumulative return after fees and expenses and the hypothetical year-end balance before fees and expenses. The charts also assume that all dividends and distributions are reinvested. The annual expense ratio used for the share class, which is the same as that stated in the Annual Fund Operating Expense table, is presented in the chart and is net of any contractual fee waivers or expense reimbursements for the period of contractual commitment. Your actual costs may be higher or lower. The charts shown below reflect the maximum initial sales charge. If contingent deferred sales charges were reflected, the “Hypothetical Year-End Balance After Fees and Expenses” amounts shown would be lower and the “Annual Fees and Expenses” amounts shown would be higher.

Columbia Blended Equity Fund — Class Z Shares

Maximum Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio(a)	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses(b)
1	5.00%	0.98%	4.02%	$10,402.00	$99.97
2	10.25%	0.98%	8.20%	$10,820.16	$103.99
3	15.76%	0.98%	12.55%	$11,255.13	$108.17
4	21.55%	0.98%	17.08%	$11,707.59	$112.52
5	27.63%	0.98%	21.78%	$12,178.23	$117.04
6	34.01%	0.98%	26.68%	$12,667.80	$121.75
7	40.71%	0.98%	31.77%	$13,177.04	$126.64
8	47.75%	0.98%	37.07%	$13,706.76	$131.73
9	55.13%	0.98%	42.58%	$14,257.77	$137.03
10	62.89%	0.98%	48.31%	$14,830.93	$142.53
Total Gain After Fees & Expenses				$4,830.93

Total Annual Fees & Expenses					$1,201.37

(a)	The annual expense ratio shown is the pro forma operating expense ratio of the Fund assuming the consummation of the Merger.
(b)	Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

Columbia Bond Fund — Class Z Shares

Maximum Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio(a)	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses(b)
1	5.00%	0.69%	4.31%	$10,431.00	$70.49
2	10.25%	0.93%	8.56%	$10,855.54	$98.98
3	15.76%	0.93%	12.97%	$11,297.36	$103.01
4	21.55%	0.93%	17.57%	$11,757.16	$107.20
5	27.63%	0.93%	22.36%	$12,235.68	$111.57
6	34.01%	0.93%	27.34%	$12,733.67	$116.11
7	40.71%	0.93%	32.52%	$13,251.93	$120.83
8	47.75%	0.93%	37.91%	$13,791.29	$125.75
9	55.13%	0.93%	43.53%	$14,352.59	$130.87
10	62.89%	0.93%	49.37%	$14,936.74	$136.20
Total Gain After Fees & Expenses				$4,936.74

Total Annual Fees & Expenses					$1,121.01

(a)	The annual expense ratio shown is the pro forma operating expense ratio of the Fund assuming the consummation of the Merger.
(b)	Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

Columbia Emerging Markets Fund — Class A Shares

Maximum Sales Charge 5.75%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio(a)	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses(b)
1	5.00%	1.97%	-2.89%(c)	$9,710.58	$763.49
2	10.25%	2.00%	0.02%	$10,001.89	$197.12
3	15.76%	2.00%	3.02%	$10,301.95	$203.04
4	21.55%	2.00%	6.11%	$10,611.01	$209.13
5	27.63%	2.00%	9.29%	$10,929.34	$215.40
6	34.01%	2.00%	12.57%	$11,257.22	$221.87
7	40.71%	2.00%	15.95%	$11,594.94	$228.52
8	47.75%	2.00%	19.43%	$11,942.79	$235.38
9	55.13%	2.00%	23.01%	$12,301.07	$242.44
10	62.89%	2.00%	26.70%	$12,670.10	$249.71
Total Gain After Fees & Expenses				$2,670.10

Total Annual Fees & Expenses					$2,766.10

(a)	The annual expense ratio shown is the pro forma operating expense ratio of the Fund assuming the consummation of the Merger.
(b)	Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.
(c)	Represents deduction of the maximum initial sales charge.

Columbia Emerging Markets Fund — Class C Shares

Maximum Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio(a)	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses(b)
1	5.00%	2.72%	2.28%	$10,228.00	$275.10
2	10.25%	2.75%	4.58%	$10,458.13	$284.43
3	15.76%	2.75%	6.93%	$10,693.44	$290.83
4	21.55%	2.75%	9.34%	$10,934.04	$297.38
5	27.63%	2.75%	11.80%	$11,180.06	$304.07
6	34.01%	2.75%	14.32%	$11,431.61	$310.91
7	40.71%	2.75%	16.89%	$11,688.82	$317.91
8	47.75%	2.75%	19.52%	$11,951.82	$325.06
9	55.13%	2.75%	22.21%	$12,220.73	$332.37
10	62.89%	2.75%	24.96%	$12,495.70	$339.85
Total Gain After Fees & Expenses				$2,495.70

Total Annual Fees & Expenses					$3,077.91

(a)	The annual expense ratio shown is the pro forma operating expense ratio of the Fund assuming the consummation of the Merger.
(b)	Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

Columbia Emerging Markets Fund — Class Z Shares

Maximum Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio(a)	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses(b)
1	5.00%	1.72%	3.28%	$10,328.00	$174.82
2	10.25%	1.75%	8.64%	$10,883.66	$183.68
3	15.76%	1.75%	10.10%	$11,010.23	$189.65
4	21.55%	1.75%	13.68%	$11,368.06	$195.81
5	27.63%	1.75%	17.38%	$11,737.52	$202.17
6	34.01%	1.75%	21.19%	$12,118.99	$208.74
7	40.71%	1.75%	25.13%	$12,512.86	$215.53
8	47.75%	1.75%	29.20%	$12,919.53	$222.53
9	55.13%	1.75%	33.39%	$13,339.41	$229.77
10	62.89%	1.75%	37.73%	$13,772.94	$237.23
Total Gain After Fees & Expenses				$3,772.94

Total Annual Fees & Expenses					$2,059.93

(a)	The annual expense ratio shown is the pro forma operating expense ratio of the Fund assuming the consummation of the Merger.
(b)	Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

Columbia Energy and Natural Resources Fund — Class A Shares

Maximum Sales Charge 5.75%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio(a)	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses(b)
1	5.00%	1.23%	-2.20%(c)	$9,780.32	$693.11
2	10.25%	1.23%	1.49%	$10,149.04	$122.57
3	15.76%	1.23%	5.32%	$10,531.66	$127.19
4	21.55%	1.23%	9.29%	$10,928.70	$131.98
5	27.63%	1.23%	13.41%	$11,340.72	$136.96
6	34.01%	1.23%	17.68%	$11,768.26	$142.12
7	40.71%	1.23%	22.12%	$12,211.92	$147.48
8	47.75%	1.23%	26.72%	$12,672.31	$153.04
9	55.13%	1.23%	31.50%	$13,150.06	$158.81
10	62.89%	1.23%	36.46%	$13,645.82	$164.79
Total Gain After Fees & Expenses				$3,645.82

Total Annual Fees & Expenses					$1,978.05

(a)	The annual expense ratio shown is the pro forma operating expense ratio of the Fund assuming the consummation of the Merger.
(b)	Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.
(c)	Represents deduction of the maximum initial sales charge.

Columbia Energy and Natural Resources Fund — Class C Shares

Maximum Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio(a)	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses(b)
1	5.00%	1.98%	3.02%	$10,302.00	$200.99
2	10.25%	1.98%	6.13%	$10,613.12	$207.06
3	15.76%	1.98%	9.34%	$10,933.64	$213.31
4	21.55%	1.98%	12.64%	$11,263.83	$219.75
5	27.63%	1.98%	16.04%	$11,604.00	$226.39
6	34.01%	1.98%	19.54%	$11,954.44	$233.23
7	40.71%	1.98%	23.15%	$12,315.47	$240.27
8	47.75%	1.98%	26.87%	$12,687.39	$247.53
9	55.13%	1.98%	30.71%	$13,070.55	$255.00
10	62.89%	1.98%	34.65%	$13,465.28	$262.70
Total Gain After Fees & Expenses				$3,465.28

Total Annual Fees & Expenses					$2,306.23

(a)	The annual expense ratio shown is the pro forma operating expense ratio of the Fund assuming the consummation of the Merger.
(b)	Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

Columbia Energy and Natural Resources Fund — Class Z Shares

Maximum Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio(a)	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses(b)
1	5.00%	0.98%	4.02%	$10,402.00	$99.97
2	10.25%	0.98%	8.20%	$10,820.16	$103.99
3	15.76%	0.98%	12.55%	$11,255.13	$108.17
4	21.55%	0.98%	17.08%	$11,707.59	$112.52
5	27.63%	0.98%	21.78%	$12,178.23	$117.04
6	34.01%	0.98%	26.68%	$12,667.80	$121.75
7	40.71%	0.98%	31.77%	$13,177.04	$126.64
8	47.75%	0.98%	37.07%	$13,706.76	$131.73
9	55.13%	0.98%	42.58%	$14,257.77	$137.03
10	62.89%	0.98%	48.31%	$14,830.93	$142.53
Total Gain After Fees & Expenses				$4,830.93

Total Annual Fees & Expenses					$1,201.37

(a)	The annual expense ratio shown is the pro forma operating expense ratio of the Fund assuming the consummation of the Merger.
(b)	Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

Columbia Select Opportunities Fund — Class A Shares

Maximum Sales Charge 5.75%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio(a)	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses(b)
1	5.00%	1.07%	-2.05%(c)	$9,795.40	$677.83
2	10.25%	1.25%	1.63%	$10,162.73	$124.74
3	15.76%	1.25%	5.44%	$10,543.83	$129.42
4	21.55%	1.25%	9.39%	$10,939.23	$134.27
5	27.63%	1.25%	13.49%	$11,349.45	$139.30
6	34.01%	1.25%	17.75%	$11,775.05	$144.53
7	40.71%	1.25%	22.17%	$12,216.62	$149.95
8	47.75%	1.25%	26.75%	$12,674.74	$155.57
9	55.13%	1.25%	31.50%	$13,150.04	$161.40
10	62.89%	1.25%	36.43%	$13,643.17	$167.46
Total Gain After Fees & Expenses				$3,643.17

Total Annual Fees & Expenses					$1,984.47

(a)	The annual expense ratio shown is the pro forma operating expense ratio of the Fund assuming the consummation of the Merger.
(b)	Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.
(c)	Represents deduction of the maximum initial sales charge.

Columbia Select Opportunities Fund — Class C Shares

Maximum Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio(a)	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses(b)
1	5.00%	1.82%	3.18%	$10,318.00	$184.89
2	10.25%	2.00%	6.28%	$10,627.54	$209.46
3	15.76%	2.00%	9.46%	$10,946.37	$215.74
4	21.55%	2.00%	12.75%	$11,274.76	$222.21
5	27.63%	2.00%	16.13%	$11,613.00	$228.88
6	34.01%	2.00%	19.61%	$11,961.39	$235.74
7	40.71%	2.00%	23.20%	$12,320.23	$242.82
8	47.75%	2.00%	26.90%	$12,689.84	$250.10
9	55.13%	2.00%	30.71%	$13,070.53	$257.60
10	62.89%	2.00%	34.63%	$13,462.65	$265.33
Total Gain After Fees & Expenses				$3,462.65

Total Annual Fees & Expenses					$2,312.77

(a)	The annual expense ratio shown is the pro forma operating expense ratio of the Fund assuming the consummation of the Merger.
(b)	Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

Columbia Select Opportunities Fund — Class Z Shares

Maximum Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio(a)	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses(b)
1	5.00%	0.82%	4.18%	$10,418.00	$83.71
2	10.25%	1.00%	8.35%	$10,834.72	$106.26
3	15.76%	1.00%	12.68%	$11,268.11	$110.51
4	21.55%	1.00%	17.19%	$11,718.83	$114.93
5	27.63%	1.00%	21.88%	$12,187.59	$119.53
6	34.01%	1.00%	26.75%	$12,675.09	$124.31
7	40.71%	1.00%	31.82%	$13,182.09	$129.29
8	47.75%	1.00%	37.09%	$13,709.38	$134.46
9	55.13%	1.00%	42.58%	$14,257.75	$139.84
10	62.89%	1.00%	48.28%	$14,828.06	$145.43
Total Gain After Fees & Expenses				$4,828.06

Total Annual Fees & Expenses					$1,208.27

(a)	The annual expense ratio shown is the pro forma operating expense ratio of the Fund assuming the consummation of the Merger.
(b)	Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

Columbia Short-Intermediate Bond Fund — Class Z Shares

Maximum Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio(a)	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses(b)
1	5.00%	0.64%	4.36%	$10,436.00	$65.40
2	10.25%	0.64%	8.91%	$10,891.01	$68.25
3	15.76%	0.64%	13.66%	$11,365.86	$71.22
4	21.55%	0.64%	18.61%	$11,861.41	$74.33
5	27.63%	0.64%	23.79%	$12,378.57	$77.57
6	34.01%	0.64%	29.18%	$12,918.27	$80.95
7	40.71%	0.64%	34.82%	$13,481.51	$84.48
8	47.75%	0.64%	40.69%	$14,069.30	$88.16
9	55.13%	0.64%	46.83%	$14,682.72	$92.01
10	62.89%	0.64%	53.23%	$15,322.89	$96.02
Total Gain After Fees & Expenses				$5,322.89

Total Annual Fees & Expenses					$798.39

(a)	The annual expense ratio shown is the pro forma operating expense ratio of the Fund assuming the consummation of the Merger.
(b)	Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

Columbia Select Large Cap Growth Fund — Class A Shares

Maximum Sales Charge 5.75%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio(a)	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses(b)
1	5.00%	1.32%	-2.28%(c)	$9,771.84	$701.70
2	10.25%	1.32%	1.31%	$10,131.44	$131.38
3	15.76%	1.32%	5.04%	$10,504.28	$136.20
4	21.55%	1.32%	8.91%	$10,890.84	$141.21
5	27.63%	1.32%	12.92%	$11,291.62	$146.40
6	34.01%	1.32%	17.07%	$11,707.15	$151.79
7	40.71%	1.32%	21.38%	$12,137.98	$157.38
8	47.75%	1.32%	25.85%	$12,584.65	$163.17
9	55.13%	1.32%	30.48%	$13,047.77	$169.17
10	62.89%	1.32%	35.28%	$13,527.93	$175.40
Total Gain After Fees & Expenses				$3,527.93

Total Annual Fees & Expenses					$2,073.78

(a)	The annual expense ratio shown is the pro forma operating expense ratio of the Fund assuming the consummation of the Merger.
(b)	Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.
(c)	Represents deduction of the maximum initial sales charge.

Columbia Select Large Cap Growth Fund — Class C Shares

Maximum Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio(a)	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses(b)
1	5.00%	2.07%	2.93%	$10,293.00	$210.03
2	10.25%	2.07%	5.95%	$10,594.58	$216.19
3	15.76%	2.07%	9.05%	$10,905.01	$222.52
4	21.55%	2.07%	12.25%	$11,224.52	$229.04
5	27.63%	2.07%	15.53%	$11,553.40	$235.75
6	34.01%	2.07%	18.92%	$11,891.92	$242.66
7	40.71%	2.07%	22.40%	$12,240.35	$249.77
8	47.75%	2.07%	25.99%	$12,598.99	$257.09
9	55.13%	2.07%	29.68%	$12,968.14	$264.62
10	62.89%	2.07%	33.48%	$13,348.11	$272.37
Total Gain After Fees & Expenses				$3,348.11

Total Annual Fees & Expenses					$2,400.04

(a)	The annual expense ratio shown is the pro forma operating expense ratio of the Fund assuming the consummation of the Merger.
(b)	Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

Columbia Select Large Cap Growth Fund — Class R Shares

Maximum Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio(a)	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses(b)
1	5.00%	1.57%	3.43%	$10,343.00	$159.69
2	10.25%	1.57%	6.98%	$10,697.76	$165.17
3	15.76%	1.57%	10.66%	$11,064.70	$170.84
4	21.55%	1.57%	14.44%	$11,444.22	$176.69
5	27.63%	1.57%	18.37%	$11,836.75	$182.76
6	34.01%	1.57%	22.43%	$12,242.75	$189.02
7	40.71%	1.57%	26.63%	$12,662.88	$195.51
8	47.75%	1.57%	30.97%	$13,097.01	$202.21
9	55.13%	1.57%	35.46%	$13,546.24	$209.15
10	62.89%	1.57%	40.11%	$14,010.87	$216.32
Total Gain After Fees & Expenses				$4,010.87

Total Annual Fees & Expenses					$1,867.38

(a)	The annual expense ratio shown is the pro forma operating expense ratio of the Fund assuming the consummation of the Merger.
(b)	Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

Columbia Select Large Cap Growth Fund — Class Z Shares

Maximum Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio(a)	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses(b)
1	5.00%	1.07%	3.93%	$10,393.00	$109.10
2	10.25%	1.07%	8.01%	$10,801.44	$113.39
3	15.76%	1.07%	12.26%	$11,225.94	$117.85
4	21.55%	1.07%	16.67%	$11,667.12	$122.48
5	27.63%	1.07%	21.26%	$12,125.64	$127.29
6	34.01%	1.07%	26.02%	$12,602.18	$132.29
7	40.71%	1.07%	30.97%	$13,097.44	$137.49
8	47.75%	1.07%	36.12%	$13,612.17	$142.90
9	55.13%	1.07%	41.47%	$14,147.13	$148.51
10	62.89%	1.07%	47.03%	$14,703.11	$154.35
Total Gain After Fees & Expenses				$4,703.11

Total Annual Fees & Expenses					$1,305.65

(a)	The annual expense ratio shown is the pro forma operating expense ratio of the Fund assuming the consummation of the Merger.
(b)	Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

Columbia Mid Cap Value and Restructuring Fund — Class R Shares

Maximum Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio(a)	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses(b)
1	5.00%	1.50%	3.50%	$10,350.00	$152.63
2	10.25%	1.50%	7.12%	$10,712.25	$157.97
3	15.76%	1.50%	10.87%	$11,087.18	$163.50
4	21.55%	1.50%	14.75%	$11,475.23	$169.22
5	27.63%	1.50%	18.77%	$11,876.86	$175.14
6	34.01%	1.50%	22.93%	$12,292.55	$181.27
7	40.71%	1.50%	27.23%	$12,722.79	$187.62
8	47.75%	1.50%	31.68%	$13,168.09	$194.18
9	55.13%	1.50%	36.29%	$13,628.97	$200.98
10	62.89%	1.50%	41.06%	$14,105.99	$208.01
Total Gain After Fees & Expenses				$4,105.99

Total Annual Fees & Expenses					$1,790.52

(a)	The annual expense ratio shown is the pro forma operating expense ratio of the Fund assuming the consummation of the Merger.
(b)	Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

Columbia Mid Cap Value and Restructuring Fund — Class Z Shares

Maximum Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio(a)	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses(b)
1	5.00%	1.00%	4.00%	$10,400.00	$102.00
2	10.25%	1.00%	8.16%	$10,816.00	$106.08
3	15.76%	1.00%	12.49%	$11,248.64	$110.32
4	21.55%	1.00%	16.99%	$11,698.59	$114.74
5	27.63%	1.00%	21.67%	$12,166.53	$119.33
6	34.01%	1.00%	26.53%	$12,653.19	$124.10
7	40.71%	1.00%	31.59%	$13,159.32	$129.06
8	47.75%	1.00%	36.86%	$13,685.69	$134.23
9	55.13%	1.00%	42.33%	$14,233.12	$139.59
10	62.89%	1.00%	48.02%	$14,802.44	$145.18
Total Gain After Fees & Expenses				$4,802.44

Total Annual Fees & Expenses					$1,224.63

(a)	The annual expense ratio shown is the pro forma operating expense ratio of the Fund assuming the consummation of the Merger.
(b)	Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

Columbia Pacific/Asia Fund — Class Z Shares

Maximum Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio(a)	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses(b)
1	5.00%	1.51%	3.49%	$10,349.00	$153.63
2	10.25%	1.51%	7.10%	$10,710.18	$159.00
3	15.76%	1.51%	10.84%	$11,083.97	$164.55
4	21.55%	1.51%	14.71%	$11,470.80	$170.29
5	27.63%	1.51%	18.71%	$11,871.13	$176.23
6	34.01%	1.51%	22.85%	$12,285.43	$182.38
7	40.71%	1.51%	27.14%	$12,714.19	$188.75
8	47.75%	1.51%	31.58%	$13,157.92	$195.33
9	55.13%	1.51%	36.17%	$13,617.13	$202.15
10	62.89%	1.51%	40.92%	$14,092.36	$209.21
Total Gain After Fees & Expenses				$4,092.36

Total Annual Fees & Expenses					$1,801.52

(a)	The annual expense ratio shown is the pro forma operating expense ratio of the Fund assuming the consummation of the Merger.
(b)	Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

Columbia Select Small Cap Fund — Class A Shares

Maximum Sales Charge 5.75%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio(a)	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses(b)
1	5.00%	1.35%	-2.31%(c)	$9,769.01	$704.56
2	10.25%	1.35%	1.26%	$10,125.58	$134.29
3	15.76%	1.35%	4.95%	$10,495.17	$139.19
4	21.55%	1.35%	8.78%	$10,878.24	$144.27
5	27.63%	1.35%	12.75%	$11,275.29	$149.54
6	34.01%	1.35%	16.87%	$11,686.84	$154.99
7	40.71%	1.35%	21.13%	$12,113.41	$160.65
8	47.75%	1.35%	25.56%	$12,555.55	$166.52
9	55.13%	1.35%	30.14%	$13,013.83	$172.59
10	62.89%	1.35%	34.89%	$13,488.83	$178.89
Total Gain After Fees & Expenses				$3,488.83

Total Annual Fees & Expenses					$2,105.49

(a)	The annual expense ratio shown is the pro forma operating expense ratio of the Fund assuming the consummation of the Merger.
(b)	Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.
(c)	Represents deduction of the maximum initial sales charge.

Columbia Select Small Cap Fund — Class C Shares

Maximum Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio(a)	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses(b)
1	5.00%	2.10%	2.90%	$10,290.00	$213.05
2	10.25%	2.10%	5.88%	$10,588.41	$219.22
3	15.76%	2.10%	8.95%	$10,895.47	$225.58
4	21.55%	2.10%	12.11%	$11,211.44	$232.12
5	27.63%	2.10%	15.37%	$11,536.57	$238.85
6	34.01%	2.10%	18.71%	$11,871.14	$245.78
7	40.71%	2.10%	22.15%	$12,215.40	$252.91
8	47.75%	2.10%	25.70%	$12,569.64	$260.24
9	55.13%	2.10%	29.34%	$12,934.16	$267.79
10	62.89%	2.10%	33.09%	$13,309.26	$275.56
Total Gain After Fees & Expenses				$3,309.26

Total Annual Fees & Expenses					$2,431.10

(a)	The annual expense ratio shown is the pro forma operating expense ratio of the Fund assuming the consummation of the Merger.
(b)	Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

Columbia Select Small Cap Fund — Class R Shares

Maximum Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio(a)	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses(b)
1	5.00%	1.60%	3.40%	$10,340.00	$162.72
2	10.25%	1.60%	6.92%	$10,691.56	$168.25
3	15.76%	1.60%	10.55%	$11,055.07	$173.97
4	21.55%	1.60%	14.31%	$11,430.95	$179.89
5	27.63%	1.60%	18.20%	$11,819.60	$186.00
6	34.01%	1.60%	22.21%	$12,221.46	$192.33
7	40.71%	1.60%	26.37%	$12,636.99	$198.87
8	47.75%	1.60%	30.67%	$13,066.65	$205.63
9	55.13%	1.60%	35.11%	$13,510.92	$212.62
10	62.89%	1.60%	39.70%	$13,970.29	$219.85
Total Gain After Fees & Expenses				$3,970.29

Total Annual Fees & Expenses					$1,900.13

(a)	The annual expense ratio shown is the pro forma operating expense ratio of the Fund assuming the consummation of the Merger.
(b)	Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

Columbia Select Small Cap Fund — Class Z Shares

Maximum Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio(a)	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses(b)
1	5.00%	1.10%	3.90%	$10,390.00	$112.15
2	10.25%	1.10%	7.95%	$10,795.21	$116.52
3	15.76%	1.10%	12.16%	$11,216.22	$121.06
4	21.55%	1.10%	16.54%	$11,653.66	$125.78
5	27.63%	1.10%	21.08%	$12,108.15	$130.69
6	34.01%	1.10%	25.80%	$12,580.37	$135.79
7	40.71%	1.10%	30.71%	$13,071.00	$141.08
8	47.75%	1.10%	35.81%	$13,580.77	$146.58
9	55.13%	1.10%	41.10%	$14,110.42	$152.30
10	62.89%	1.10%	46.61%	$14,660.73	$158.24
Total Gain After Fees & Expenses				$4,660.73

Total Annual Fees & Expenses					$1,340.19

(a)	The annual expense ratio shown is the pro forma operating expense ratio of the Fund assuming the consummation of the Merger.
(b)	Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

Columbia Value and Restructuring Fund — Class A Shares

Maximum Sales Charge 5.75%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio(a)	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses(b)
1	5.00%	1.19%	-2.16%(c)	$9,784.09	$689.29
2	10.25%	1.19%	1.57%	$10,156.87	$118.65
3	15.76%	1.19%	5.44%	$10,543.84	$123.17
4	21.55%	1.19%	9.46%	$10,945.56	$127.86
5	27.63%	1.19%	13.63%	$11,362.59	$132.73
6	34.01%	1.19%	17.96%	$11,795.50	$137.79
7	40.71%	1.19%	22.45%	$12,244.91	$143.04
8	47.75%	1.19%	27.11%	$12,711.44	$148.49
9	55.13%	1.19%	31.96%	$13,195.75	$154.15
10	62.89%	1.19%	36.99%	$13,698.51	$160.02
Total Gain After Fees & Expenses				$3,698.51

Total Annual Fees & Expenses					$1,935.19

(a)	The annual expense ratio shown is the pro forma operating expense ratio of the Fund assuming the consummation of the Merger.
(b)	Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.
(c)	Represents deduction of the maximum initial sales charge.

Columbia Value and Restructuring Fund — Class C Shares

Maximum Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio(a)	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses(b)
1	5.00%	1.94%	3.06%	$10,306.00	$196.97
2	10.25%	1.94%	6.21%	$10,621.36	$203.00
3	15.76%	1.94%	9.46%	$10,946.38	$209.21
4	21.55%	1.94%	12.81%	$11,281.34	$215.61
5	27.63%	1.94%	16.27%	$11,626.55	$222.21
6	34.01%	1.94%	19.82%	$11,982.32	$229.01
7	40.71%	1.94%	23.49%	$12,348.98	$236.01
8	47.75%	1.94%	27.27%	$12,726.86	$243.24
9	55.13%	1.94%	31.16%	$13,116.30	$250.68
10	62.89%	1.94%	35.18%	$13,517.66	$258.35
Total Gain After Fees & Expenses				$3,517.66

Total Annual Fees & Expenses					$2,264.29

(a)	The annual expense ratio shown is the pro forma operating expense ratio of the Fund assuming the consummation of the Merger.
(b)	Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

Columbia Value and Restructuring Fund — Class R Shares

Maximum Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio(a)	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses(b)
1	5.00%	1.44%	3.56%	$10,356.00	$146.56
2	10.25%	1.44%	7.25%	$10,724.67	$151.78
3	15.76%	1.44%	11.06%	$11,106.47	$157.18
4	21.55%	1.44%	15.02%	$11,501.86	$162.78
5	27.63%	1.44%	19.11%	$11,911.33	$168.57
6	34.01%	1.44%	23.35%	$12,335.37	$174.58
7	40.71%	1.44%	27.75%	$12,774.51	$180.79
8	47.75%	1.44%	32.29%	$13,229.28	$187.23
9	55.13%	1.44%	37.00%	$13,700.25	$193.89
10	62.89%	1.44%	41.88%	$14,187.98	$200.80
Total Gain After Fees & Expenses				$4,187.98

Total Annual Fees & Expenses					$1,724.16

(a)	The annual expense ratio shown is the pro forma operating expense ratio of the Fund assuming the consummation of the Merger.
(b)	Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

Columbia Value and Restructuring Fund — Class Z Shares

Maximum Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio(a)	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses(b)
1	5.00%	0.94%	4.06%	$10,406.00	$95.91
2	10.25%	0.94%	8.28%	$10,828.48	$99.80
3	15.76%	0.94%	12.68%	$11,268.12	$103.85
4	21.55%	0.94%	17.26%	$11,725.61	$108.07
5	27.63%	0.94%	22.02%	$12,201.67	$112.46
6	34.01%	0.94%	26.97%	$12,697.05	$117.02
7	40.71%	0.94%	32.13%	$13,212.55	$121.78
8	47.75%	0.94%	37.49%	$13,748.98	$126.72
9	55.13%	0.94%	43.07%	$14,307.19	$131.86
10	62.89%	0.94%	48.88%	$14,888.06	$137.22
Total Gain After Fees & Expenses				$4,888.06

Total Annual Fees & Expenses					$1,154.69

(a)	The annual expense ratio shown is the pro forma operating expense ratio of the Fund assuming the consummation of the Merger.
(b)	Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

Appendix E — Comparison of Organizational Documents

Comparison of the Governing Documents of Excelsior Funds, Inc. and Columbia Funds Series Trust I

The material differences between the terms of the Articles of Incorporation and Bylaws of Excelsior Funds, Inc. (“EFI”) (of which each of Excelsior Blended Equity Fund, Excelsior Emerging Markets Fund, Excelsior Energy and Natural Resources Fund, Excelsior Large Cap Growth Fund, Excelsior Pacific/Asia Fund, Excelsior Small Cap Fund, Excelsior Value and Restructuring Fund, Excelsior Core Bond Fund and Excelsior Intermediate-Term Bond Fund is a series) and the Declaration of Trust and Bylaws of Columbia Funds Series Trust I (“CFST I”) (of which each Acquiring Fund is a series) are highlighted below.

Shareholder voting rights: EFI’s Articles of Incorporation (the “Articles”) provide that stockholders have the right to vote on any matter submitted to a vote of stockholders. The Bylaws specifically provide that shareholders have the right to elect directors, the ability to remove directors (with or without cause), and the ability to adopt, alter, amend, or repeal the Bylaws by majority vote at any annual or special meeting. The Articles also specify that any amendments to the Articles which change the terms or contract rights of any of its outstanding stock are not valid unless authorized by not less than a majority of the aggregate number of votes entitled to be cast at a meeting. Although not specifically stated in the Articles, EFI stockholders have the right to vote on all matters required by the 1940 Act. On any matter submitted to a vote, shares are voted in the aggregate and not by class except that: (i) when expressly required by law, or when otherwise permitted by the Board of Directors acting in its sole discretion, shares of capital stock are voted by individual class and (ii) only shares of the respective class or classes affected by a matter are entitled to vote on such matter.

CFST I’s Declaration of Trust (the “Declaration”) provides shareholders with the power to vote on (1) the election of trustees (shareholders may also fix the number of trustees at a shareholder meeting called for that purpose); (2) whether or not a court action, proceeding or claim should be brought or maintained derivatively or as a class action on behalf of CFST I or shareholders; (3) the termination of CFST I or any series or class by the shareholders; and (4) such additional matters relating to CFST I as may be required by applicable law, including the 1940 Act, the Declaration, CFST I’s Bylaws or any registration of CFST I with the SEC (or any successor agency) or any state, or as the trustees may consider necessary or desirable. Shareholders of any particular series or class are not entitled to vote on any matters as to which such series of class is not affected. There is no cumulative voting in the election of trustees.

Shareholder meetings: EFI’s Bylaws provide that special meetings of the stockholders may be called at any time by the Board of Directors or by the President, and must be called by the President or Secretary at the request in writing of a majority of the Board of Directors or at the request in writing of stockholders entitled to cast at least twenty-five (25) percent of all the votes entitled to be cast at such meeting.

The Declaration provides that only the trustees may call shareholder meetings.

Quorum for shareholder meetings: EFI’s Bylaws state that a quorum is met when at least a majority of the shares entitled to vote are present.

The Declaration states that a quorum is met when thirty (30) percent of the shares entitled to vote are present.

Required shareholder vote: Except when a larger vote is required by law or the Articles, EFI’s Bylaws state that a majority of all the votes cast when a quorum is met will decide all matters. When a matter is to be voted on by an individual class or series, then a majority of all the votes cast for that class or series will decide that matter insofar as that class or series is concerned.

The Declaration provides that except when a larger vote is required by law, by CFST I’s Bylaws, or by specific provisions in the Declaration, a majority of shares voted when a quorum is present will decide all matters, except that a plurality elects a trustee. The Declaration also specifies that, where a matter affects the rights of a specific series or class, a majority of the shares of such series or class entitled to vote is required to decide the question.

Notice to shareholders: EFI’s Bylaws state that notice of shareholder meetings must be sent to shareholders not less than ten (10) days nor more than ninety (90) days prior to the meeting.

The Declaration provides that notice of shareholder meetings must be sent to shareholders at least seven (7) days prior to the meeting. In addition to notice by mail (postage prepaid), the Declaration states that notice can also be provided by facsimile or other electronic transmission. The Declaration also specifies that a written waiver of notice, executed before or after the meeting and filed with the records of the meeting, shall be deemed equivalent to such notice.

Amendment to the Charter: The Articles provide that EFI can make amendments to the Articles that are authorized by law, including any amendments changing the terms or contract rights of any of its outstanding stock by classification, reclassification or otherwise, but no amendment that changes such terms or contract rights of any of its outstanding stock is valid unless such amendment is authorized by not less than a majority of the aggregate number of the votes entitled to be cast thereon.

The trustees of CFST I can amend the Declaration without shareholder approval. The trustees must provide notice of any non-ministerial amendment to shareholders.

Termination of a fund, series or class: The Articles do not specifically provide for the termination of EFI, and the corporation is of perpetual duration. However, the Board of Directors may sell and convert the assets of any class of EFI to money and EFI may then redeem all of the outstanding shares of such class at the net asset value without shareholder approval unless shareholder approval is required by law.

CFST I and any series or class thereof may be terminated at any time by the trustees by written notice to shareholders or at any time by vote of at least 66 2/3% of the shares entitled to vote. CFST I may be terminated at any time by vote of at least 66 2/3% of the shares of each series entitled to vote and voting separately by series. Any series or class may be terminated at any time by vote of at least 66 2/3 % of the shares of that series or class.

Merger, consolidation or conversion: The Articles permit the Board of Directors to sell and convey the assets of a class of EFI to another investment management company (as defined under the 1940 Act) without shareholder approval unless shareholder approval is required by law. The Articles further permit the Board of Directors to combine the assets belonging to a class with the assets belonging to any one or more other classes without shareholder approval (unless shareholder approval is required by law) if the Board of Directors reasonably determines that such combination will not have a material adverse effect on the shareholders of any class participating in such combination.

CFST I’s trustees have the power to cause CFST I or any series to be merged or consolidated with another trust or company. The trustees may accomplish such merger or consolidation without the vote of shareholders, unless such shareholder vote is required by law. Trustees are expressly allowed to transfer all or a substantial portion of the assets of CFST I to another trust or company.

Committees: EFI does not have mandatory committees, but the Board of Directors may appoint from among its members an executive and other committees of the Board of Directors composed of two or more directors. To the extent permitted by law, the Board of Directors may delegate to any such committee or committees any of the powers of the Board of Directors in the management of the business, affairs and property of EFI.

CFST I does not have any mandatory committees, but the trustees may form committees consisting of one or more trustees to exercise the powers and authority of the trustees to the extent the trustees determine.

Trustee/director removal: EFI’s Bylaws provide that directors may be removed, with or without cause, at any meeting of the stockholders called for that purpose by a majority vote.

CFST I’s trustees may be removed with or without cause by majority vote of the trustees.

Trustee liability and indemnification: EFI’s Bylaws state that directors will be indemnified to the full extent permissible under the General Laws of the State of Maryland, the 1933 Act and the 1940 Act, except that such indemnity shall not protect any such person against any liability to EFI to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Inclusion of the language “to the full extent permissible under the 1940 Act” has the effect of limiting the indemnification of EFI’s Directors in a manner similar to the corresponding provisions in CFST I’s Declaration of Trust.

CFST I’s trustees are liable to CFST I for willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the trustee’s office. CFST I trustees are specifically exempted from liability for neglect of officers, agents or employees of CFST I. In addition, CFST I trustees that are singled out as experts on particular issues, such as a chair of a committee, are not held to any higher standard than their non-expert counterparts with respect to their duties.

Advancement of expenses incurred in defending directors/trustees: EFI’s Bylaws provide that directors are entitled to advances from EFI for payment of the reasonable expenses incurred by them in connection with proceedings to which the director is a party in the manner and to the full extent permissible under the General Laws of the State of Maryland, the 1933 Act and the 1940 Act. Inclusion of the language “to the full extent permissible under the 1940 Act” has the effect of limiting the advancement of expenses in a manner similar to the corresponding provisions in CFST I’s Bylaws.

CFST I’s Bylaws provide that, upon receipt of an undertaking by or on behalf of the trustee or officer to repay amounts ultimately determined to be unauthorized under the Bylaws, CFST I shall advance to eligible trustees and officers expenses incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body in which such persons are or were involved as a party or otherwise or with which such persons are or were threatened, by reason of any alleged act or omission or be reason of being or having been a trustee or officer. Any such expenses include counsel fees but exclude amounts paid in satisfaction of judgments, in compromise or as fines or penalties in the advance of the final disposition of any such action. CFST I shall pay such expenses provided that either (1) such persons have provided appropriate security, (b) CFST I shall be insured against losses arising from any such advance payments or (c) either a majority of the disinterested trustees acting on the matter or independent legal counsel in a written opinion have determines that there is reason to believes such persons will be found entitled to indemnification under CFST I’s Bylaws.

Shareholder liability: EFI shareholders are ordinarily insulated from liability for the debts of EFI absent fraud or clear disregard for the corporate structure.

All persons extending credit to, contracting with or having any claim against CFST I or any series or class must look only to the assets of CFST I or the series or class, as applicable, for payment under such credit, contract or claim, and shareholders, whether past, present or future, are not personally liable therefore. If any shareholder or former shareholder is held personally liable solely by reason of his or her being or having been a shareholder of CFST I or of a particular series or class, and not because of his or her acts or omissions or for some other reason, the shareholder or former shareholder shall be entitled out of the assets of the series (or attributable to the class) of which he or she is a shareholder or former shareholder to be held harmless from and indemnified against all loss and expense arising from such liability.

Stock certificates: EFI’s Bylaws state that stockholders are entitled upon written request to a stock certificate or certificates, representing and certifying the number and kind of full shares held by the stockholder.

CFST I generally does not issue share certificates.

Authorized shares: The Board of Directors of EFI must authorize shares of EFI before such shares may be issued, and such shares have a par value of $0.001 per share.

CFST I has an unlimited number of authorized shares, without par value.

Involuntary redemptions of accounts: The Articles provide that the EFI, to the extent permitted by applicable law, has the right at any time to redeem the shares owned by any stockholder if the value of such shares in the shareholder’s account is less than five hundred dollars ($500), provided that each stockholder shall be notified that his account is less than $500 and allowed sixty (60) days to make additional purchases of shares before such redemption.

The Declaration provides that CSFT I may redeem shares of any shareholder (i) if the shareholder owns shares of any series or class with an aggregate net asset value of less than an amount determined by the trustees from time to time, or (ii) to the extent the shareholder owns shares equal to or in excess of a percentage determined from time to time by the trustees of the outstanding shares of CFST I or any series or class thereof.

Comparison of the Governing Documents of Excelsior Funds Trust and Columbia Funds Series Trust I

The material differences between the terms of the Declaration of Trust and Bylaws of Excelsior Funds Trust (“EFT”), of which each of Excelsior Equity Opportunities Fund and Excelsior Mid Cap Value and Restructuring Fund is a series, and the Declaration of Trust and Bylaws of Columbia Funds Series Trust I (“CFST I”), of which each Acquiring Fund is a series, are highlighted below.

Shareholder voting rights: CFST I shareholders have the right to vote on issues as required by the 1940 Act, including 1) to elect trustees, 2) to approve investment advisory agreements and principal underwriting agreements, 3) to approve a change in sub-classification, 4) to approve any change in fundamental investment policies, 5) to approve a distribution plan under Rule 12b-1, 6) to terminate CFST I’s independent public accountant, 7) to decide whether or not a court action, proceeding or claim should be brought or maintained derivatively or as a class action on behalf of CFST I or shareholders, and 8) with respect to the termination of CFST I or any series or class by the shareholders. EFT shareholders have the power to vote only with respect to 1) the removal of trustees to the extent provided in the Declaration of Trust, 2) any investment advisory or management contract, 3) any termination of EFT to the extent provided in the Declaration of Trust, 4) the amendment of the Declaration of Trust to the extent and as provided in the Declaration of Trust, and 5) such additional matters relating to EFT as may be required or authorized by law, the Declaration of Trust, the Bylaws or any registration of EFT with the SEC or any state, or as the trustees may consider necessary or desirable.

Shareholder meetings, quorum and voting: A special meeting of EFT shareholders may be called by the trustees and must be called by the trustees upon the written request of shareholders owning at least ten percent of the outstanding shares of the series or class entitled to vote. Only the trustees may call CFST I shareholder meetings. A quorum is met for EFT when 33 1/3% of the shares entitled to vote are present. A quorum is met for CFST I when 30% of the shares entitled to vote are present. For both EFT and CFST I, a majority of shares voted decides all matters, except that a plurality elects a trustee. For both EFT and CFST I, when a matter affects the rights of a specific series or class, a majority of the shares of such series or class entitled to vote is required to decide the question.

Notice to shareholders and proxies: Notice of EFT shareholder meetings must be sent to shareholders not less than 15 days prior to the meeting; CFST I shareholder meetings require only 7 days prior notice. Both EFT and CFST I notices may be sent by mail; however, CFST I notices also may be sent via “facsimile or other electronic transmission.” In general, both EFT and CFST I shares may be voted in person or by proxy.

Amendment to the Declaration of Trust: CFST I trustees can amend the Declaration of Trust without shareholder approval provided they give notice of any non-ministerial amendment to shareholders. EFT trustees can amend the Declaration of Trust without shareholder approval, except that shareholders are entitled to vote on amendments 1) that would affect the voting rights of shareholders, 2) for which shareholder approval is required by law or EFT’s registration statement filed with the SEC, and 3) that are submitted to them by the trustees in their discretion.

Termination of the trust, series or class: CFST I and any series or class thereof may be terminated at any time by the trustees by written notice to the shareholders or at any time by vote of at least 66 2/3% of the shares entitled to vote. EFT trustees may terminate EFT or any series thereof subject to a majority shareholder vote of EFT or of the series affected. However, EFT trustees may terminate EFT or any series without shareholder approval if a majority of the trustees determines that the continuation of EFT or the series is not in the best interests of EFT, such series or their respective shareholders as a result of factors or events adversely affecting the ability of EFT or such series to conduct its business and operations in an economically viable manner.

Merger, consolidation or conversion: CFST I trustees may cause CFST I or any series thereof to be merged or consolidated with another trust or company. CFST I trustees are expressly allowed to transfer all or a substantial portion of the assets of CFST I to another trust or company. CFST I trustees may accomplish such merger or consolidation without the vote of shareholders, unless such shareholder vote is required by law. EFT trustees have the same power to merge or consolidate EFT so long as the surviving entity is EFT or another open-end management investment company registered under the 1940 Act, or a series therof that will succeed or assume EFT’s registration under the 1940 Act.

Committees: CFST I trustees have the power to form committees consisting of one or more trustees to exercise the powers and authority of the trustees to the extent the trustees determine. EFT trustees have the power to establish committees for such purposes, with such membership, and with such responsibilities as the trustees may consider proper. EFT trustees are expressly granted authority to establish a committee with the power to act for and bind the trustees and EFT with respect to any legal actions or proceedings concerning EFT.

Trustee removal: EFT trustees may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other trustees. CFST I trustees may be removed with or without cause by majority vote of the trustees. Additionally, as required by Section 16(c) of the 1940 Act, a trustee of either EFT or CSFT I may be removed at a shareholders meeting by a vote of at least two-thirds of the outstanding shares.

Trustee liability and indemnification: CFST I trustees are specifically exempted from any liability whatsoever in connection with the property or affairs of CFST I or arising out of the neglect of officers, agents, employees or other trustees of CFST I. In addition, CFST I trustees who hold a position or special appointment, such as chair of a committee, or who are singled out as experts on particular issues are not held to any higher standard than other trustees with respect to their duties. EFT trustees are exempted from liability for any claims against the trust. EFT trustees are also exempted from liability for any act or omission or for neglect or wrongdoing of them or any officer, agent, employee, investment adviser or independent contractor provided that the trustees exercised reasonable care and acted under the reasonable belief that their actions were in the best interest of EFT. Notwithstanding the foregoing, trustees of neither EFT nor CFST I are exempted from liability for willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

With respect to expenses incurred in defending trustees, EFT trustees can be advanced expenses upon a written agreement whereby the trustee agrees to repay the amount advanced if he is found not to be entitled to indemnification so long as 1) the trustee posts security for the undertaking, 2) EFT has insurance for losses arising by reason of lawful advances or 3) a majority of a quorum of disinterested trustees, or independent legal counsel, determines that the trustee will ultimately be found entitled to indemnification.

Distributions: CFST I trustees must make distributions of net income at least yearly. EFT trustees are not required to pay distributions, although such distributions are typically paid in order to ensure qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended.

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EXC-51/149123-0208

Filed pursuant to Rule 497(b)
File no. 333-148106

COLUMBIA FUNDS SERIES TRUST I

Form N-14

Part B

STATEMENT OF ADDITIONAL INFORMATION

January 16, 2008

This Statement of Additional Information (the “SAI”) relates to the proposed acquisition (the “Merger”) of High Yield Fund (the “Acquired Fund”), a series of Excelsior Funds Trust, by Columbia High Yield Opportunity Fund (the “Acquiring Fund”), a series of Columbia Funds Series Trust I. This SAI contains information which may be of interest to shareholders but which is not included in the Prospectus/Proxy Statement dated January 16, 2008 (the “Prospectus/Proxy Statement”) which relates to the Merger. As described in the Prospectus/Proxy Statement, the Merger would involve the transfer of all the assets of the Acquired Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption of all the liabilities of the Acquired Fund by the Acquiring Fund. The Acquired Fund would distribute the Acquiring Fund shares it receives to its shareholders in complete liquidation of the Acquired Fund. The Acquiring Fund would be the survivor for accounting purposes.

This SAI is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement. The Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing to the Acquiring Fund at One Financial Center, Boston, Massachusetts 02111, or by calling 1-800-708-7953.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND

Attached hereto as Appendix A is the Statement of Additional Information of the Acquiring Fund dated October 1, 2007, as supplemented to date. The Acquiring Fund’s most recent semiannual report, which includes the Acquiring Fund’s unaudited financial statements dated November 30, 2007, is incorporated by reference into this SAI.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, located at 125 High Street, Boston, MA 02110-1707, is the independent registered public accounting firm for the Acquiring Fund, providing audit and tax return review of various Securities and Exchange Commission filings. The Report of Independent Registered Public Accounting Firm, Financial Highlights and Financial Statements included in the Acquiring Fund’s Annual Report to Shareholders for the fiscal year ended May 31, 2007 are incorporated by reference into this SAI. The audited financial statements for the Acquiring Fund incorporated by reference into this SAI and the audited financial statements for the Acquired Fund incorporated by reference into the Prospectus/Proxy Statement and this SAI have been so included and incorporated in reliance upon the report of PricewaterhouseCoopers LLP, given on its authority as an expert in auditing and accounting.

FINANCIAL STATEMENTS

Pro forma financial statements of the Acquiring Fund for the Merger are attached hereto as Appendix B.

UPDATED CALENDAR YEAR-END INFORMATION

In the Statement of Additional Information attached hereto as Appendix A, the section captioned “Compensation” is deleted in its entirety and replaced with the following:

Compensation

Trustees are compensated for their services to the Columbia Funds Family on a complex-wide basis, as shown in the table below.

Independent Trustee Compensation for the Fiscal Year Ended May 31, 2007 and the Calendar Year Ended December 31, 2007

Name of Trustee	Aggregate Compensation from the High Yield Opportunity Fund(a) for the Fiscal Year ended May 31, 2007	Aggregate Compensation from the Strategic Income Fund(a) for the Fiscal Year ended May 31, 2007	Total Compensation from the Columbia Funds Complex Paid to Independent Trustees for the Calendar Year ended December 31, 2007
Thomas C. Theobald (b)	$3,994	$10,881	$282,000
John D. Collins	N/A	N/A	$150,666	(g)
Rodman L. Drake	N/A	N/A	$164,038	(g)
Douglas A. Hacker	$2,918	$7,897	$203,500	(g)
Morrill Melton Hall, Jr	N/A	N/A	$137,296	(g)
Janet Langford Kelly	$2,762	$7,440	$195,000
Richard W. Lowry	$2,359	$6,358	$168,500
Charles R. Nelson	$2,688	$7,242	$195,000
John J. Neuhauser	$2,626	$7,100	$190,500
Jonathan Piel	N/A	N/A	$137,296	(g)
Patrick J. Simpson (c)	$2,714	$7,303	$189,000
Thomas E. Stitzel (d)	$2,791	$7,517	$195,500
Anne-Lee Verville(e)	$2,862	$7,717	$205,500
Richard L. Woolworth(f)	$494	$1,282	N/A

(a)	All Trustees receive reimbursements for reasonable expenses related to their attendance at meetings of the Board or standing committee, which are not included in the amounts shown. Messrs. Drake, Hall, Piel and Collins were elected to the Board on December 12, 2007.
(b)	During the fiscal year ended May 31, 2007, Mr. Theobald deferred $2,218 of his compensation from the High Yield Opportunity Fund and $6,217 of his compensation from the Strategic Income Fund. During the calendar year ended December 31, 2007, Mr. Theobald deferred $185,000 of his total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan. At December 31, 2007, the value of Mr. Theobald’s account under that plan was $829,035.
(c)	During the fiscal year ended May 31, 2007, Mr. Simpson deferred $2,714 of his compensation from the High Yield Opportunity Fund and $7,303 of his compensation from the Strategic Income Fund. During the calendar year ended December 31, 2007, Mr. Simpson deferred $189,000 of his total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan. At December 31, 2007, the value of Mr. Simpson’s account under that plan was $761,468.
(d)	During the fiscal year ended May 31, 2007, Mr. Stitzel deferred $2,791 of his compensation from the High Yield Opportunity Fund and $7,517 of his compensation from the Strategic Income Fund. During the calendar year ended December 31, 2007, Mr. Stitzel deferred $195,500 of his total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan. At December 31, 2007, the value of Mr. Stitzel’s account under that plan was $328,718.
(e)	At December 31, 2007, the value of Ms. Verville’s account under the deferred compensation plan was $808,850.
(f)	Mr. Woolworth served as Trustee until August 4, 2006.
(g)	Total Compensation from the Columbia Funds Complex includes compensation from Excelsior Funds, Inc., Excelsior Tax Exempt Funds, Inc. and Excelsior Funds Trust.

Interested Trustee Compensation for the Fiscal Year Ended May 31, 2007 and the Calendar Year Ended December 31, 2007

Name of Trustee	Aggregate Compensation from the High Yield Opportunity Fund(a) for the Fiscal Year ended May 31, 2007	Aggregate Compensation from the Strategic Income Fund(a) for the Fiscal Year ended May 31, 2007	Total Compensation from the Columbia Funds Complex Paid to Interested Trustee for the Calendar Year ended December 31, 2007
William E. Mayer	$2,481	$6,689	$186,500

(a)	Mr. Mayer receives reimbursements for reasonable expenses related to his attendance at meetings of the Board, which is included in the amounts shown.

In the Statement of Additional Information attached hereto as Appendix A, the section captioned “Beneficial Equity Ownership” is deleted in its entirety and replaced with the following:

Beneficial Equity Ownership

As of the date of this SAI, the Trustees and officers of the Trust, as a group, beneficially owned less than 1% of each class of shares of each Fund. The table below shows, for each Trustee, the amount of Fund equity securities beneficially owned by the Trustee and the aggregate value of all investments in equity securities of the Columbia Funds Family, stated as one of the following ranges: A = $0; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.

Independent Trustee Ownership for the Calendar Year Ended December 31, 2007

Trustee	Dollar Range of Equity Securities in the High Yield Opportunity Fund	Dollar Range of Equity Securities in the Strategic Income Fund	Aggregate Dollar Range of Equity Securities in all Funds in the Columbia Funds Family
Thomas C. Theobald	A	A	E
Douglas A. Hacker	A	A	E
Janet Langford Kelly	A	A	E
Richard W. Lowry	A	A	E
Charles R. Nelson	D	A	E
John J. Neuhauser	A	A	E
Patrick J. Simpson	A	A	E
Thomas E. Stitzel	A	A	E
Anne-Lee Verville	A	A	E*

*	Includes the value of compensation payable under the deferred compensation plan for Independent Trustees of the Columbia Funds Complex that is determined as if the amounts deferred had been invested, as of the date of deferral, in shares of one or more funds in the Columbia Funds Complex as specified by Ms. Verville.

Interested Trustee Ownership for the Calendar Year Ended December 31, 2007

Trustee	Dollar Range of Equity Securities in the High Yield Opportunity Fund	Dollar Range of Equity Securities in the Strategic Income Fund	Aggregate Dollar Range of Equity Securities in all Funds in the Columbia Funds Family
William E. Mayer	A	A	C

UPDATED PERMISSIBLE INVESTMENTS INFORMATION

In the Statement of Additional Information attached hereto as Appendix A, the following paragraph is added to the end of the section captioned “Permissible Investments and Related Risks – Low and Below Investment Grade Securities”:

“Many lower-rated securities are not registered for offer and sale to the public under the Securities Act of 1933, as amended. Investments in these restricted securities may be determined to be liquid (able to be sold within seven days at approximately the price at which they are valued by a Fund) pursuant to policies approved by the Fund’s Trustees. Investments in illiquid securities, including restricted securities that have not been determined to be liquid, may not exceed 15% of a Fund’s net assets. A Fund is not otherwise subject to any limitation on its ability to invest in restricted securities.”

Appendix A – Statement of Additional Information of the Acquiring Fund

A-1

Columbia Management®

COLUMBIA FUNDS SERIES TRUST I

Class A, Class B, Class C, Class J and Class Z Shares

STATEMENT OF ADDITIONAL INFORMATION

October 1, 2007

Fixed Income Funds
Columbia High Yield Opportunity Fund
Columbia Strategic Income Fund

This Statement of Additional Information (SAI) is not a prospectus, is not a substitute for reading any prospectus and is intended to be read in conjunction with the Funds’ prospectuses dated October 1, 2007. The most recent annual reports for the Funds, which include the Funds’ audited financial statements dated May 31, 2007, are incorporated by reference into this SAI.

Copies of the Funds’ current prospectuses and annual and semi-annual reports may be obtained without charge by writing Columbia Management Services, Inc., P.O. Box 8081, Boston, MA 02266-8081, by calling Columbia Funds at 800.345.6611 or by visiting the Columbia Funds website at www.columbiafunds.com.

INT-39/135329-1007

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SAI PRIMER

The SAI is a part of the Funds’ registration statement that is filed with the SEC. The registration statement includes the Funds’ prospectuses, the SAI and certain other exhibits. The SAI, and any supplements to it, can be found online at www.columbiafunds.com, or by accessing the SEC’s website at www.sec.gov.

The SAI generally provides additional information about the Funds that is not required to be in the Funds’ prospectuses. The SAI expands discussions of certain matters described in the Funds’ prospectuses and provides certain additional information about the Funds that may be of interest to some investors. Among other things, the SAI provides information about:

•	the organization of the Trust;

•	the Funds’ investments;

•	the Funds’ investment advisor, investment sub-advisor(s) (if any) and other service providers, including roles and relationships of Bank of America and its affiliates, and conflicts of interest;

•	the governance of the Funds;

•	Funds’ brokerage practices;

•	the share classes offered by the Funds;

•	the purchase, redemption and pricing of Fund shares; and

•	the application of federal income tax laws.

Investors may find this information important and helpful. If you have any questions about the Funds, please call Columbia Funds at 800.345.6611 or contact your financial advisor.

Before reading the SAI, you should consult the Glossary below, which defines certain of the terms used in the SAI.

Glossary

1933 Act	Securities Act of 1933, as amended

1934 Act	Securities Exchange Act of 1934, as amended

1940 Act	Investment Company Act of 1940, as amended

Administration Agreement	The administration agreement between the Trust, on behalf of the Funds, and the Administrator

Administrator	Columbia Management Advisors, LLC

Advisor	Columbia Management Advisors, LLC

AMEX	American Stock Exchange

BAI	Banc of America Investment Services, Inc.

BAS	Banc of America Securities LLC

Bank of America	Bank of America Corporation

BFDS/DST	Boston Financial Data Services, Inc./DST Systems, Inc.

Board	The Trust’s Board of Trustees

CEA	Commodity Exchange Act

CFTC	Commodity Futures Trading Commission

CMOs	Collateralized mortgage obligations

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Code	Internal Revenue Code of 1986, as amended

Codes of Ethics	The codes of ethics adopted by the Board pursuant to Rule 17j-1 under the 1940 Act

Columbia Funds Complex	The mutual fund complex that is comprised of the open-end investment management companies advised by the Advisor or its affiliates and principally underwritten by Columbia Management Distributors, Inc., as that term is defined under Item 12 of Form N-1A

Columbia Funds or Columbia Funds Family	The fund complex that is comprised of the open-end investment management companies advised by the Advisor or its affiliates and principally underwritten by Columbia Management Distributors, Inc.

Custodian	State Street Bank and Trust Company

Distributor	Columbia Management Distributors, Inc.

Distribution Agreement	The distribution agreement between the Trust, on behalf of the Funds, and the Distributor

Distribution Plan(s)	One or more of the plans adopted by the Board pursuant to Rule 12b-1 under the 1940 Act for the distribution of the Funds’ shares

FDIC	Federal Deposit Insurance Corporation

FHLMC	Federal Home Loan Mortgage Corporation

Fitch	Fitch Investors Service, Inc.

FNMA	Federal National Mortgage Association

The Fund(s) or a Fund	One or more of the open-end management investment companies listed on the front cover of this SAI that are series of the Trust

GNMA	Government National Mortgage Association

High Yield Opportunity Fund	Columbia High Yield Opportunity Fund

Independent Trustees	The Trustees of the Board who are not “interested persons” of the Funds as defined in the 1940 Act

Interested Trustee	The Trustee of the Board who is an “interested person” of the Funds as defined in the 1940 Act

International/Global Equity Fund(s)	One or more of the international/global equity funds in the Columbia Funds Family

Investment Advisory Agreement	The investment advisory agreement between the Trust, on behalf of the Funds, and the Advisor

IRS	United States Internal Revenue Service

LIBOR	London Interbank Offered Rate

Money Market Fund(s)	One or more of the money market funds in the Columbia Funds Family

Moody’s	Moody’s Investors Service, Inc.

NASDAQ	National Association of Securities Dealers Automated Quotations system

3

NRSRO	Nationally recognized statistical ratings organization (such as Moody’s, Fitch or S&P)

NSCC	National Securities Clearing Corporation

NYSE	New York Stock Exchange

Principal Underwriter	Columbia Management Distributors, Inc.

REIT	Real estate investment trust

RIC	A “registered investment company,” as such term is used in the Internal Revenue Code of 1986, as amended

S&P	Standard & Poor’s Corporation (“Standard & Poor’s” and “S&P” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Advisor. The Columbia Funds are not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Columbia Funds).

SAI	This Statement of Additional Information

SEC	United States Securities and Exchange Commission

Selling Agent(s)	One or more of the banks, broker/dealers or other financial institutions that have entered into a sales support agreement with the Distributor

Servicing Agent(s)	One or more of the banks, broker/dealers or other financial institutions that have entered into a shareholder servicing agreement with the Distributor

Strategic Income Fund	Columbia Strategic Income Fund

Transfer Agent	Columbia Management Services, Inc.

Transfer Agency Agreement	The transfer agency agreement between the Trust, on behalf of the Funds, and Columbia Management Services, Inc.

The Trust	Columbia Funds Series Trust I, the registered investment company in the Columbia Funds Family to which this SAI relates

Trustee(s)	One or more of the Board’s Trustees

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ABOUT THE TRUST

The Trust is a registered investment company under the 1940 Act within the Columbia Funds Family. Columbia Funds offers over 100 mutual funds in all major asset classes, and the Advisor had approximate assets under management of $356.1 billion as of June 30, 2007.

The Trust was organized as a Massachusetts business trust in 1987. On September 23, 2005, the Trust changed its name from Columbia Funds Trust IX to its current name. On October 13, 2003, the Trust changed its name from Liberty-Stein Roe Funds Municipal Trust to Columbia Funds Trust IX.

Each of the Funds represents a separate series of the Trust and is an open-end diversified management investment company. Each of the Funds has a fiscal year end of May 31st.

Prior to March 27, 2006 (the High Yield Opportunity Reorganization Date), the High Yield Opportunity Fund was organized as a series of Columbia Funds Trust I, a Massachusetts business trust (the Predecessor Trust). The information provided for the High Yield Opportunity Fund in this SAI for periods prior to the High Yield Opportunity Reorganization Date relates to the corresponding series of the Predecessor Trust. Prior to September 26, 2005 (the Strategic Income Reorganization Date), the Strategic Income Fund was organized as a series of the Predecessor Trust. The information provided for the Strategic Income Fund in this SAI for periods prior to the Strategic Income Reorganization Date relates to the corresponding series of the Predecessor Trust.

High Yield Opportunity Fund offers four classes of shares, as described in Capital Stock and Other Securities. On October 21, 1971, High Yield Opportunity Fund commenced offering Class A shares. On June 8, 1992, High Yield Opportunity Fund commenced offering Class B shares. On January 15, 1996, High Yield Opportunity Fund commenced offering Class C shares. On January 8, 1999, High Yield Opportunity Fund commenced offering Class Z shares. Effective October 13, 2003, High Yield Opportunity Fund changed its name from Liberty High Yield Securities Fund to its current name. Effective July 14, 2000, High Yield Opportunity Fund changed its name from Colonial High Yield Securities Fund to Liberty High Yield Securities Fund.

Strategic Income Fund offers five classes of shares, as described in Capital Stock and Other Securities. On April 22, 1977, Strategic Income Fund commenced offering Class A shares. On May 15, 1992, Strategic Income Fund commenced offering Class B shares. On July 1, 1997, Strategic Income Fund commenced offering Class C shares. On November 2, 1998, Strategic Income Fund commenced offering Class J shares. On January 29, 1999, Strategic Income Fund commenced offering Class Z shares.

For information regarding the Trust’s annual shareholder meetings, see Capital Stock and Other Securities — Voting Rights and Shareholder Meetings.

5

ABOUT THE FUNDS’ INVESTMENTS

The investment objective, principal investment strategies (i.e., as used in this SAI and the corresponding prospectuses, a strategy which generally involves the ability to invest 10% or more of a Fund’s total assets) and related principal investment risks for each Fund are discussed in each Fund’s prospectuses.

Certain Investment Activity Limits

The overall investment and other activities of the Advisor and its affiliates may limit the investment opportunities for each Fund in certain markets where limitations are imposed by regulators upon the amount of investment by affiliated investors, in the aggregate or in individual issuers. From time to time, each Fund’s activities also may be restricted because of regulatory restrictions applicable to the Advisor and its affiliates and/or because of their internal policies. See Investment Advisory and Other Services — Other Roles and Relationships of Bank of America and its Affiliates — Certain Conflicts of Interest.

Fundamental and Non-Fundamental Investment Policies

The following discussion of “fundamental” and “non-fundamental” investment policies and limitations for each Fund supplements the discussion of investment policies in the Fund’s prospectuses. A fundamental policy may be changed only with shareholder approval. A non-fundamental policy may be changed by the Board and does not require shareholder approval, but may require notice to shareholders in certain instances.

Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding an investment standard, compliance with such percentage limitation or standard will be determined solely at the time of the Fund’s acquisition of such security or asset. Borrowings and other instruments that may give rise to leverage and the restriction on investing in illiquid securities are monitored on an ongoing basis.

Fundamental Investment Policies

The 1940 Act provides that a “vote of a majority of the outstanding voting securities” means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of a Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. The following fundamental investment policies cannot be changed without such a vote.

Each Fund may not, as a matter of fundamental policy:

1. Underwrite any issue of securities issued by other persons within the meaning of the 1933 Act except when it might be deemed to be an underwriter either: (i) in connection with the disposition of a portfolio security; or (ii) in connection with the purchase of securities directly from the issuer thereof in accordance with the Fund’s investment objective. This restriction shall not limit the Fund’s ability to invest in securities issued by other registered investment companies;

2. Purchase or sell real estate, except each Fund may: (i) purchase securities of issuers which deal or invest in real estate, (ii) purchase securities which are secured by real estate or interests in real estate and (iii) hold and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of securities which are secured by real estate or interests therein;

3. Purchase or sell commodities, except that each Fund may to the extent consistent with its investment objective: (i) invest in securities of companies that purchase or sell commodities or which invest in such programs, and (ii) purchase and sell options, forward contracts, futures contracts, and options on futures contracts and enter into swap contracts and other financial transactions relating to commodities. This limitation does not apply to foreign currency transactions including without limitation forward currency contracts;

6

4. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States or any of their agencies, instrumentalities or political subdivisions; and (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief;

5. Make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief;

6. Borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief; or

7. Purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (i) up to 25% of its total assets may be invested without regard to these limitations and (ii) a Fund’s assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief.

Non-Fundamental Investment Policies

1. The Strategic Income Fund may not acquire securities of other registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or (G) of the Investment Company Act of 1940.

2. Each Fund may not invest more than 15% of its net assets in illiquid securities.

3. The Funds may not sell securities short, except as permitted by the 1940 Act, the rules and regulation thereunder and any applicable exemptive relief.

In addition, the Strategic Income Fund will, so long as its shares are being offered for sale in Japan, comply with the following standards of selection of the Japan Securities Dealers Association:

1. More than 50% of the total number of outstanding shares of stock of any one company may not be acquired on behalf of all funds managed by the Advisor.

2. Borrowing may not be made if it will result in an aggregate amount of borrowing outstanding in excess of 10% of the net assets of the Fund, except in the case of a merger, etc., when this 10% may be temporarily exceeded; and

3. The Fund will not invest in equity securities.

If any violation of the foregoing standards occurs, the Strategic Income Fund will, promptly after discovery of the violation, take such action as may be necessary to cause the violation to cease, which shall be the only obligation of the Fund and the only remedy in respect of the violation.

Permissible Investments and Related Risks

Each Fund’s prospectuses identify and summarize the individual types of securities in which the Fund invests as part of its principal investment strategies and the risks associated with such investments.

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The table below identifies for each Fund the types of securities in which it is permitted to invest, including those described in each Fund’s prospectus. A Fund generally has the ability to invest 10% or more of its total assets in the types of securities described in its prospectuses. To the extent a type of security identified below for a Fund is not described in a Fund’s prospectuses, the Fund generally invests less than 10% of the Fund’s total assets in such security type.

Information about individual types of securities (including certain of their associated risks) in which some or all of the Funds may invest is set forth below. Each Fund’s investment in these types of securities is subject to its investment objective and fundamental and non-fundamental investment policies.

Permissible Fund Investments

Investment Type	High Yield Opportunity Fund	Strategic Income Fund
Asset-Backed Securities	✓	✓
Bank Obligations (Domestic and Foreign)	✓	✓
Common Stock	✓
Convertible Securities	✓	✓
Corporate Debt Securities	✓	✓
Derivatives	✓	✓
Index or Linked Securities (Structured Products)	✓	✓
Futures Contracts and Options on Futures Contracts	✓	✓
Stock Options and Stock Index Options	✓	✓
Swap Agreements	✓	✓
Dollar Rolls	✓	✓
Foreign Currency Transactions	✓	✓
Foreign Securities	✓	✓
Illiquid Securities	✓	✓
Investments in Other Investment Companies	✓
Low and Below Investment Grade Securities	✓	✓
Money Market Instruments	✓	✓
Mortgage-Backed Securities	✓	✓
Municipal Securities	✓	✓
Participation Interests	✓	✓
Preferred Stock	✓
Private Placement and Other Restricted Securities	✓	✓
Real Estate Investment Trusts and Master Limited Partnerships	✓	✓
Repurchase Agreements	✓	✓
Reverse Repurchase Agreements	✓	✓
Stripped Securities	✓	✓
U.S. Government and Related Obligations	✓	✓
Variable- and Floating-Rate Obligations	✓	✓
Warrants and Rights	✓
When-Issued, Delayed Delivery and Forward Commitment Transactions	✓	✓
Zero-Coupon, Pay-in-Kind and Step-Coupon Securities	✓	✓

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Asset-Backed Securities

Asset-backed securities represent interests in, or debt instruments that are backed by, pools of various types of assets that generate cash payments generally over fixed periods of time. Such securities entitle the security holders to receive distributions that are tied to the payments made on the underlying assets (less fees paid to the originator, servicer, or other parties, and fees paid for credit enhancement), so that the payments made on the underlying assets effectively pass through to such security holders. Asset-backed securities typically are created by an originator of loans or owner of accounts receivable that sells such underlying assets to a special purpose entity in a process called a securitization. The special purpose entity issues securities that are backed by the payments on the underlying assets, and have a minimum denomination and specific term. These securities, in turn, are either privately placed or publicly offered.

Investing in asset-backed securities is subject to certain risks. For example, the value of asset-backed securities may be affected by, among other factors, changes in: interest rates, the market’s assessment of the quality of underlying assets, the creditworthiness of the servicer for the underlying assets, information concerning the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments, or other credit enhancement. The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement.

Declining or low interest rates may lead to a more rapid rate of repayment on the underlying assets, resulting in accelerated payments on asset-backed securities that then would be reinvested at a lesser rate of interest. Rising or high interest rates tend to lead to a slower rate of repayment on the underlying assets, resulting in slower than expected payments on asset-backed securities that can, in turn, lead to a decline in value. The impact of changing interest rates on the value of asset-backed securities may be difficult to predict and result in greater volatility. Holders of asset-backed securities generally have no recourse against the originator of the underlying assets in the event of a default on the underlying assets.

Bank Obligations (Domestic and Foreign)

Bank obligations include certificates of deposit, bankers’ acceptances, time deposits and promissory notes that earn a specified rate of return and may be issued by (i) a domestic branch of a domestic bank, (ii) a foreign branch of a domestic bank, (iii) a domestic branch of a foreign bank or (iv) a foreign branch of a foreign bank.

Certificates of deposit, or so-called CDs, typically are interest-bearing debt instruments issued by banks and have maturities ranging from a few weeks to several years. Banker’s acceptances are time drafts drawn on and accepted by banks and are a customary means of effecting payment for merchandise sold in import-export transactions and a general source of financing. Yankee dollar certificates of deposit are negotiable CDs issued in the United States by branches and agencies of foreign banks. Eurodollar certificates of deposit are CDs issued by foreign (mainly European) banks with interest and principal paid in U.S. dollars. Such CDs typically have maturities of less than two years and have interest rates that typically are pegged to the London Interbank Offered Rate or LIBOR. A time deposit can be either a savings account or CD that is an obligation of a financial institution for a fixed term. Typically, there are penalties for early withdrawals of time deposits. Promissory notes are written commitments of the maker to pay the payee a specified sum of money either on demand or at a fixed or determinable future date, with or without interest.

Bank investment contracts are issued by banks. Pursuant to such contracts, a Fund may make cash contributions to a deposit fund of a bank. The bank then credits to the Fund payments at floating or fixed interest rates. A Fund also may hold funds on deposit with its custodian for temporary purposes.

Investing in bank obligations is subject to certain risks. Certain bank obligations, such as some CDs, are insured by the FDIC up to certain specified limits. Many other bank obligations, however, are neither guaranteed nor insured by the FDIC or the U.S. Government. These bank obligations are “backed” only by the

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creditworthiness of the issuing bank or parent financial institution. Domestic and foreign banks are subject to different governmental regulation. Accordingly, certain obligations of foreign banks, including Eurodollar and Yankee dollar obligations, involve different investment risks than those affecting obligations of domestic banks, including, among others, the possibilities that: (i) their liquidity could be impaired because of political or economic developments; (ii) the obligations may be less marketable than comparable obligations of domestic banks; (iii) a foreign jurisdiction might impose withholding and other taxes at high levels on interest income; (iv) foreign deposits may be seized or nationalized; (v) foreign governmental restrictions such as exchange controls may be imposed, which could adversely affect the payment of principal or interest on those obligations; (vi) there may be less publicly available information concerning foreign banks issuing the obligations; and (vii) the reserve requirements and accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to domestic banks. Foreign banks generally are not subject to examination by any U.S. Government agency or instrumentality.

Common Stock

Common stock represents a unit of equity ownership of a corporation. Owners typically are entitled to vote on the selection of directors and other important corporate governance matters, and to receive dividend payments, if any, on their holdings. However, ownership of common stock does not entitle owners to participate in the day-to-day operations of the corporation. Common stocks of domestic and foreign public corporations can be listed, and their shares traded, on domestic stock exchanges, such as the NYSE, AMEX or the Nasdaq Stock Market. Domestic and foreign corporations also may have their shares traded on foreign exchanges, such as the London Stock Exchange or Tokyo Stock Exchange.

Investing in common stocks is subject to certain risks. Stock market risk, for example, is the risk that the value of such stocks, like the broader stock markets, may decline over short or even extended periods of time, perhaps substantially or unexpectedly. Domestic and foreign stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. The value of individual stocks will rise and fall based on factors specific to each company, such as changes in earnings or management, as well as general economic and market factors.

If a corporation is liquidated, the claims of secured and unsecured creditors and owners of debt securities and “preferred” stock take priority over the claims of those who own common stock.

Investing in common stocks also poses risks applicable to the particular type of company issuing the common stock. For example, stocks of smaller companies tend to have greater price swings than stocks of larger companies because, among other things, they trade less frequently and in lower volumes, are more susceptible to changes in economic conditions, may be more reliant on singular products or services and are more vulnerable to larger competitors. Common stocks of these types of companies may have a higher potential for gains, but also may be subject to greater risk of loss.

Investing in common stocks also poses risks applicable to a particular industry, such as technology, financial services, consumer goods or natural resources (e.g., oil and gas). To some extent, the prices of common stocks tend to move by industry sector. When market conditions favorably affect, or are expected favorably to affect, an industry, the share prices of the common stocks of companies in that industry tend to rise. Conversely, negative news or a poor outlook for a particular industry can cause the share prices of those companies’ common stocks to decline quickly.

Convertible Securities

Convertible securities include bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the conversion price). As such,

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convertible securities combine the investment characteristics of debt securities and equity securities but typically retain the investment characteristics of debt securities until they have been converted. A holder of convertible securities is entitled to receive the income of a bond, debenture or note or the dividend of a preferred stock until the conversion privilege is exercised. The market value of convertible securities generally is a function of, among other factors, interest rates, the rates of return of similar nonconvertible securities and the financial strength of the issuer. The market value of convertible securities tends to decline as interest rates rise and, conversely, to rise as interest rates decline. However, a convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than its conversion price. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the rate of return of the convertible security. Because both interest rate and market movements can influence their value, convertible securities generally are not as sensitive to changes in interest rates as similar debt securities nor generally are they as sensitive to changes in share price as their underlying common stock.

Investing in convertible securities is subject to certain risks. Certain convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid and, therefore, may be more difficult to resell in a timely fashion or for a fair price, which could result in investment losses. Certain convertible securities may have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities (of the same or a different issuer) at a specified date and a specified exchange ratio. Certain convertible securities may be convertible at the option of the issuer, which may require a holder to convert the security into the underlying common stock, even at times when the value of the underlying common stock or other equity security has declined substantially.

In addition, some convertible securities may be rated below investment grade or may not be rated and, therefore, may be considered speculative investments. Companies that issue convertible securities frequently are small- and mid-capitalization companies and, accordingly, carry the risks associated with such companies. In addition, the credit rating of a company’s convertible securities generally is lower than that of its conventional debt securities. Convertible securities are senior to equity securities and have a claim to the assets of an issuer prior to the holders of the issuer’s common stock in the event of liquidation but generally are subordinate to similar non-convertible debt securities of the same issuer. Some convertible securities are particularly sensitive to changes in interest rates when their predetermined conversion price is much higher than the price for the issuing company’s common stock.

Corporate Debt Securities

Corporate debt securities are fixed income securities typically issued by businesses to finance their operations. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their interest rates, maturity dates and secured or unsecured status. Commercial paper has the shortest term and usually is unsecured. The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment grade or below investment grade and may carry fixed, variable or floating rates of interest.

Extendible commercial notes (ECNs) are very similar to commercial paper except that with ECNs, the issuer has the option to extend the notes’ maturity. ECNs are issued at a discount rate, with an initial redemption of not more than 90 days from the date of issue. If ECNs are not redeemed by the issuer on the initial redemption date, the issuer will pay a premium (step-up) rate based on the ECN’s credit rating at the time.

Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of issuers, corporate debt securities can have widely varying risk/return profiles. For example, commercial paper issued by a large established domestic corporation that is rated by an NRSRO as investment grade may have a relatively modest return on principal but present relatively limited risk. On the other hand, a

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long-term corporate note issued, for example, by a small foreign corporation from an emerging market country that has not been rated by an NRSRO may have the potential for relatively large returns on principal but carries a relatively high degree of risk.

Investing in corporate debt securities is subject to certain risks including, among others, credit and interest rate risk. Credit risk is the risk that a Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it becomes due. Some corporate debt securities that are rated below investment grade by an NRSRO generally are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than and, therefore, may be paid in full before, lower ranking (subordinated) securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than do corporate debt securities with shorter terms.

Custody Receipts and Trust Certificates

Custody receipts and trust certificates are derivative products that evidence direct ownership in a pool of securities. Typically, a sponsor will deposit a pool of securities with a custodian in exchange for custody receipts evidencing interests in those securities. The sponsor generally then will sell the custody receipts or trust certificates in negotiated transactions at varying prices. Each custody receipt or trust certificate evidences the individual securities in the pool and the holder of a custody receipt or trust certificate generally will have all the rights and privileges of owners of those securities.

Investing in custody receipts and trust certificates is subject to certain risks. Custody receipts and trust certificates generally are subject to the same risks as the securities evidenced by the receipts or certificates. Custody receipts and trust certificates also may be less liquid than the underlying securities.

Derivatives

General

Derivatives are financial instruments whose values are based on (or “derived” from) traditional securities (such as a stock or a bond), assets (such as a commodity, like gold), reference rates (such as LIBOR) or market indices (such as the S&P 500 Index). Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indices, are traded on regulated exchanges. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Non-standardized derivatives, on the other hand, tend to be more specialized or complex, and may be harder to value. Derivatives afford leverage and, when used properly, can enhance returns and be useful in hedging portfolios. Some common types of derivatives include futures; options; options on futures; forward foreign currency exchange contracts; forward contracts on securities and securities indices; linked securities and structured products; collateralized mortgage obligations; stripped securities; warrants; swap agreements and swaptions.

A Fund may use derivatives for a variety of reasons, including, for example: (i) to enhance its return; (ii) to attempt to protect against possible changes in the market value of securities held in or to be purchased for its portfolio resulting from securities markets or currency exchange rate fluctuations (i.e., to hedge); (iii) to protect its unrealized gains reflected in the value of its portfolios securities; (iv) to facilitate the sale of such securities for investment purposes; (v) to reduce transaction costs; and/or (vi) to manage the effective maturity or duration of its portfolio.

A Fund’s use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse

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movements in the price or value of the underlying security, asset, index or reference rate, which may be magnified by certain features of the derivatives. These risks are heightened when a Fund uses derivatives to enhance its return or as a substitute for a position or security, rather than solely to hedge or offset the risk of a position or security held by a Fund. There is also a risk that the derivative will not correlate well with the security for which it is substituting. A Fund’s use of derivatives to leverage risk also may exaggerate a loss, potentially causing a Fund to lose more money than if it had invested in the underlying security, or limit a potential gain. The success of management’s derivative strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying security, asset, index or reference rate and the derivative itself, without necessarily the benefit of observing the performance of the derivative under all possible market conditions. Other risks arise from a Fund’s potential inability to terminate or sell its derivative positions as a liquid secondary market for such positions may not exist at times when a Fund may wish to terminate or sell them. Over-the-counter instruments (investments not traded on an exchange) may be illiquid. Derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. Also, with some derivative strategies there is the risk that a Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether. The use of derivatives may also increase the amount and accelerate the timing of taxes payable by shareholders.

A Fund may use any or all of the above investment techniques and may purchase different types of derivative instruments at any time and in any combination. There is no particular strategy that dictates the use of one technique over another, as the use of derivatives is a function of numerous variables, including market conditions.

Index or Linked Securities (Structured Products)

General. Indexed or linked securities, also often referred to as “structured products,” are instruments that may have varying combinations of equity and debt characteristics. These instruments are structured to recast the investment characteristics of the underlying security or reference asset. If the issuer is a unit investment trust or other special purpose vehicle, the structuring will typically involve the deposit with or purchase by such issuer of specified instruments (such as commercial bank loans or securities) and/or the execution of various derivative transactions, and the issuance by that entity of one or more classes of securities (structured securities) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments.

Indexed and Inverse Floating Rate Securities. A Fund may invest in securities that provide a potential return based on a particular index of value or interest rates. For example, a Fund may invest in securities that pay interest based on an index of interest rates. The principal amount payable upon maturity of certain securities also may be based on the value of the index. To the extent a Fund invests in these types of securities, a Fund’s return on such securities will rise and fall with the value of the particular index: that is, if the value of the index falls, the value of the indexed securities owned by a Fund will fall. Interest and principal payable on certain securities may also be based on relative changes among particular indices.

A Fund may also invest in so-called “inverse floaters” or “residual interest bonds” on which the interest rates vary inversely with a floating rate (which may be reset periodically by a dutch auction, a remarketing agent, or by reference to a short-term tax-exempt interest rate index). A Fund may purchase synthetically-created inverse floating rate bonds evidenced by custodial or trust receipts. Generally, income on inverse floating rate bonds will decrease when interest rates increase, and will increase when interest rates decrease. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate that is a multiple of the rate at which fixed-rate securities increase or decrease in response to such changes. As a result, the market values of such

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securities will generally be more volatile than the market values of fixed-rate securities. To seek to limit the volatility of these securities, a Fund may purchase inverse floating obligations that have shorter-term maturities or that contain limitations on the extent to which the interest rate may vary. Certain investments in such obligations may be illiquid. A Fund may invest in indexed and inverse securities for hedging purposes or to seek to increase returns. When used for hedging purposes, indexed and inverse securities involve correlation risk. Furthermore, where such a security includes a contingent liability, in the event of an adverse movement in the underlying index or interest rate, a Fund may be required to pay substantial additional margin to maintain the position.

Credit Linked Securities. Among the income producing securities in which a Fund may invest are credit linked securities. The issuers of these securities frequently are limited purpose trusts or other special purpose vehicles that, in turn, invest in a derivative instrument or basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain fixed income markets. For instance, a Fund may invest in credit linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income producing securities are not available.

Like an investment in a bond, investments in these credit linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on or linked to the issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and/or principal that a Fund would receive. A Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. These securities generally are exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

Index-, Commodity-, Currency- and Equity-Linked Securities. “Index-linked” or “commodity-linked” notes are debt securities of companies that call for interest payments and/or payment at maturity in different terms than the typical note where the borrower agrees to make fixed interest payments and to pay a fixed sum at maturity. Principal and/or interest payments on an index-linked or commodity-linked note depend on the performance of one or more market indices, such as the S&P 500 Index, a weighted index of commodity futures such as crude oil, gasoline and natural gas or the market prices of a particular commodity or basket of commodities. Equity-linked securities are short-term or intermediate term instruments having a value at maturity and /or interest rate determined by reference to the market prices of one or more equity securities. At maturity, the principal amount of an equity-linked debt security is often exchanged for common stock of the issuer or is payable in an amount based on the issuer’s common stock price at the time of maturity. Currency-linked debt securities are short-term or intermediate-term instruments having a value at maturity, and/or an interest rate, determined by reference to one or more foreign currencies. Payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index.

Index, commodity, currency and equity-linked securities may entail substantial risks. Such instruments may be subject to significant price volatility. The company issuing the instrument may fail to pay the amount due on maturity. The underlying investment or security may not perform as expected by the Advisor. Markets, underlying securities and indexes may move in a direction that was not anticipated by the Advisor. Performance of the derivatives may be influenced by interest rate and other market changes in the United States and abroad, and certain derivative instruments may be illiquid.

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Linked securities are often issued by unit investment trusts. Examples of this include such index-linked securities as S&P Depositary Receipts (SPDRs), which is an interest in a unit investment trust holding a portfolio of securities linked to the S&P 500 Index, and a type of exchange-traded fund (ETF). Because a unit investment trust is an investment company under the 1940 Act, a Fund’s investments in SPDRs are subject to the limitations set forth in Section 12(d)(1)(A) of the 1940 Act. SPDRs closely track the underlying portfolio of securities, trade like a share of common stock and pay periodic dividends proportionate to those paid by the portfolio of stocks that comprise the S&P 500 Index. As a holder of interests in a unit investment trust, a Fund would indirectly bear its ratable share of that unit investment trust’s expenses. At the same time, a Fund would continue to pay its own management and advisory fees and other expenses, as a result of which a Fund and its shareholders in effect would be absorbing levels of fees with respect to investments in such unit investment trusts.

Equity-linked securities include issues such as Structured Yield Product Exchangeable for Stock (STRYPES), Trust Automatic Common Exchange Securities (TRACES), Trust Issued Mandatory Exchange Securities (TIMES), and Trust Enhanced Dividend Securities (TRENDS). The issuers of these equity-linked securities generally purchase and hold a portfolio of stripped U.S. Treasury securities maturing on a quarterly basis through the conversion date, and a forward purchase contract with an existing shareholder of the company relating to the common stock. Quarterly distributions on such equity-linked securities generally consist of the cash received from the U.S. Treasury securities and such equity-linked securities generally are not entitled to any dividends that may be declared on the common stock.

Investing in structured products and linked securities is subject to certain risks. Because structured products typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured products may be structured as a class that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured products typically have higher rates of return and present greater risks than unsubordinated structured products. Structured products sometimes are sold in private placement transactions and often have a limited trading market.

Investments in “linked” securities have the potential to lead to significant losses because of unexpected movements in the underlying financial asset, index, currency or other investment. The ability of a Fund to utilize linked-securities successfully will depend on its ability correctly to predict pertinent market movements, which cannot be assured. Because currency-linked securities usually relate to foreign currencies, some of which may be currency from emerging market countries, there are certain additional risks associated with such investments.

SPDRs are subject to the risks of an investment in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of such investment. In addition, because individual investments in SPDRs are not redeemable, except upon termination of the unit investment trust, the liquidity of small holdings of SPDRs will depend upon the existence of a secondary market. Large holdings of SPDRs are called “creation unit size” and are redeemable in-kind only and are not redeemable for cash from the unit investment trust. The price of a SPDR is derived from and based upon the securities held by the unit investment trust. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by a Fund could result in losses on SPDRs.

Futures Contracts and Options on Futures Contracts

Futures Contracts. A futures contract sale creates an obligation by the seller to deliver the type of security or other asset called for in the contract at a specified delivery time for a stated price. A futures contract purchase creates an obligation by the purchaser to take delivery of the type of security or other asset called for in the contract at a specified delivery time at a stated price. The specific securities or other assets delivered or taken at the settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract was made. A Fund may enter into futures contracts which

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are traded on national or foreign futures exchanges and are standardized as to maturity date and underlying security or other asset. Futures exchanges and trading in the United States are regulated under the CEA by the CFTC, a U.S. Government agency.

Traders in futures contracts may be broadly classified as either “hedgers” or “speculators.” Hedgers use the futures markets primarily to offset unfavorable changes (anticipated or potential) in the value of securities or other assets currently owned or expected to be acquired by them. Speculators less often own the securities or other assets underlying the futures contracts which they trade, and generally use futures contracts with the expectation of realizing profits from fluctuations in the value of the underlying securities or other assets. Pursuant to a notice of eligibility claiming exclusion from the definition of commodity pool operator filed with the CFTC and the National Futures Association on behalf of the Funds, neither the Trust nor any of the individual Funds is deemed to be a “commodity pool operator” under the CEA, and, accordingly, they are not subject to registration or regulation as such under the CEA.

Upon entering into futures contracts, in compliance with the SEC’s requirements, cash or liquid securities, equal in value to the amount of a Fund’s obligation under the contract (less any applicable margin deposits and any assets that constitute “cover” for such obligation), will be segregated with a Fund’s custodian.

Unlike when a Fund purchases or sells a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract, although a Fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash and/or U.S. Government securities in order to initiate and maintain open positions in futures contracts. This amount is known as “initial margin.” The nature of initial margin in futures transactions is different from that of margin in security transactions, in that futures contract margin does not involve the borrowing of funds by a Fund to finance the transactions. Rather, initial margin is in the nature of a performance bond or good faith deposit intended to assure completion of the contract (delivery or acceptance of the underlying security or other asset) that is returned to a Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Minimum initial margin requirements are established by the relevant futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin which may range upward from less than 5% of the value of the contract being traded. Subsequent payments, called “variation margin,” to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or other asset fluctuates, a process known as “marking to market.” If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional variation margin will be required. Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made for as long as the contract remains open. A Fund expects to earn interest income on its margin deposits.

Although futures contracts by their terms call for actual delivery or acceptance of securities or other assets (stock index futures contracts or futures contracts that reference other intangible assets do not permit delivery of the referenced assets), the contracts usually are closed out before the settlement date without the making or taking of delivery. A Fund may elect to close some or all of its futures positions at any time prior to their expiration. The purpose of taking such action would be to reduce or eliminate the hedge position then currently held by a Fund. Closing out an open futures position is done by taking an opposite position (“buying” a contract which has previously been “sold,” “selling” a contract previously “purchased”) in an identical contract (i.e., the same aggregate amount of the specific type of security or other asset with the same delivery date) to terminate the position. Final determinations are made as to whether the price of the initial sale of the futures contract exceeds or is below the price of the offsetting purchase, or whether the purchase price exceeds or is below the offsetting sale price. Final determinations of variation margin are then made, additional cash is required to be paid by or released to a Fund, and a Fund realizes a loss or a gain. Brokerage commissions are incurred when a futures contract is bought or sold.

Successful use of futures contracts by a Fund is subject to the Advisor’s ability to predict correctly movements in the direction of interest rates and other factors affecting securities and commodities markets. This

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requires different skills and techniques than those required to predict changes in the prices of individual securities. A Fund, therefore, bears the risk that future market trends will be incorrectly predicted.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the relatively low margin deposits required and the potential for an extremely high degree of leverage involved in futures contracts. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial loss to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount posted as initial margin for the contract.

In the event of adverse price movements, a Fund would continue to be required to make daily cash payments in order to maintain its required margin. In such a situation, if a Fund has insufficient cash, it may have to sell portfolio securities in order to meet daily margin requirements at a time when it may be disadvantageous to do so. The inability to close the futures position also could have an adverse impact on the ability to hedge effectively.

To reduce or eliminate a hedge position held by a Fund, a Fund may seek to close out a position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract, which may limit a Fund’s ability to realize its profits or limit its losses. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts; (ii) restrictions may be imposed by an exchange on opening transactions, closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts, or underlying securities; (iv) unusual or unforeseen circumstances, such as volume in excess of trading or clearing capability, may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts (or a particular class or series of contracts), in which event the secondary market on that exchange (or in the class or series of contracts) would cease to exist, although outstanding contracts on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, a Fund may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes. A Fund presently could accomplish a similar result to that which it hopes to achieve through the use of interest rate futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling bonds with short maturities and investing in bonds with long maturities when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by a Fund, through using futures contracts.

Interest rate futures contracts are traded in an auction environment on the floors of several exchanges—principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership. A public market exists in futures contracts covering various

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financial instruments including long-term U.S. Treasury Bonds and Notes; GNMA modified pass-through mortgage backed securities; three-month U.S. Treasury Bills; and ninety-day commercial paper. A Fund may also invest in exchange-traded Eurodollar contracts, which are interest rate futures on the forward level of LIBOR. These contracts are generally considered liquid securities and trade on the Chicago Mercantile Exchange. Such Eurodollar contracts are generally used to “lock-in” or hedge the future level of short-term rates. A Fund may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

Index Futures Contracts. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position in the index. A unit is the current value of the index. A Fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s).

There are several risks in connection with the use by a Fund of index futures as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedges. The Advisor will attempt to reduce this risk by selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of a Fund’s portfolio securities sought to be hedged.

Municipal Bond Index Futures Contracts. Municipal bond index futures contracts may act as a hedge against changes in market conditions. A municipal bond index assigns values daily to the municipal bonds included in the index based on the independent assessment of dealer-to-dealer municipal bond brokers. A municipal bond index futures contract represents a firm commitment by which two parties agree to take or make delivery of an amount equal to a specified dollar amount multiplied by the difference between the municipal bond index value on the last trading date of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying securities in the index is made.

The Chicago Board of Trade has designed a futures contract based on the Bond Buyer Municipal Bond Index (the Index). This Index is composed of forty term revenue and general obligation bonds, and its composition is updated regularly as new bonds meeting the criteria of the Index are issued and existing bonds mature. The Index is intended to provide an accurate indicator of trends and changes in the municipal bond market. Each bond in the Index is independently priced by six dealer-to-dealer municipal bond brokers daily. The forty prices then are averaged and multiplied by a coefficient. The coefficient is used to maintain the continuity of the Index when its composition changes. The Chicago Board of Trade, on which futures contracts based on this Index are traded, as well as other U.S. commodities exchanges, are regulated by the CFTC. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

Options on Futures Contracts. A Fund may purchase and write call and put options on those futures contracts that it is permitted to buy or sell. A Fund may use such options on futures contracts in lieu of writing options directly on the underlying securities or other assets or purchasing and selling the underlying futures contracts. Such options generally operate in the same manner as options purchased or written directly on the underlying investments. A futures option gives the holder, in return for the premium paid, the right to buy from (call) or sell to (put) the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder or writer of an option has the right to terminate its position prior to the scheduled expiration of the option by selling or purchasing an option of the same series, at which time the person entering into the closing purchase transaction will realize a gain or loss. There is no guarantee that such closing purchase transactions can be effected.

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A Fund will enter into written options on futures contracts only when, in compliance with the SEC’s requirements, cash or liquid securities equal in value to the underlying security’s or other asset’s value (less any applicable margin deposits) have been deposited in a segregated account. A Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers’ requirements similar to those described above.

Investments in futures options involve some of the same risks that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. There may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to a Fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contracts. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs).

Successful use of index futures by a Fund is also subject to the Advisor’s ability to predict correctly movements in the direction of the market. It is possible that, for example, where a Fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in a Fund’s portfolio may decline. If this occurred, a Fund would lose money on the futures and also experience a decline in the value of its portfolio securities, as a Fund’s ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline, through transactions in futures or put options on stock indices, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by a Fund. Inasmuch as a Fund’s securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, a Fund bears the risk that the prices of its securities being hedged will not move to the same extent as do the prices of its put options on the stock indices. It is also possible that, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, a Fund will lose part or all of the benefit of the increased values of those securities that it has hedged, because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the securities of the portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which would distort the normal relationship between the index and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result, the futures market may attract more speculators than the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market, and also because of the imperfect correlation between movements in an index and movements in the prices of index futures, even a correct forecast of general market trends by the Advisor may still not result in a successful hedging transaction.

There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom a Fund has an open position in a futures contract or related option. Most futures exchanges limit the amount of fluctuation permitted in some contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price

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movement during a particular trading day and, therefore, does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Options on Index Futures Contracts. A Fund may also purchase and sell options on index futures contracts. Options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

There are various risks in connection with the use by a Fund of index futures as a hedging device. For example, a risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedges. The Advisor will attempt to reduce this risk by selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of a Fund’s portfolio securities sought to be hedged; there can be no assurance that the Advisor will be successful in doing so.

Use by Tax-Exempt Funds of Interest Rate and U.S. Treasury Security Futures Contracts and Options. A Fund investing in tax-exempt securities may purchase and sell futures contracts and related options on interest rate and U.S. Treasury securities when, in the opinion of the Advisor, price movements in these security futures and related options will correlate closely with price movements in the tax-exempt securities which are the subject of the hedge. Interest rate and U.S. Treasury securities futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of security called for in the contract at a specified date and price. Options on interest rate and U.S. Treasury security futures contracts give the purchaser the right in return for the premium paid to assume a position in a futures contract at the specified option exercise price at any time during the period of the option.

In addition to the risks generally involved in using futures contracts, there is also a risk that price movements in interest rate and U.S. Treasury security futures contracts and related options will not correlate closely with price movements in markets for tax-exempt securities.

Stock Options and Stock Index Options

A Fund may purchase and write (i.e., sell) put and call options. Such options may relate to particular stocks or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation (OCC). Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks.

There is a key difference between stock options and stock index options in connection with their exercise. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the

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exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the securities included in the index. For example, some stock index options are based on a broad market index, such as the S&P 500 Index or a narrower market index, such as the S&P 100 Index. Indices may also be based on an industry or market segment, such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index.

The successful use of a Fund’s options strategies depends on the ability of the Advisor to forecast interest rate and market movements correctly. When it purchases an option, a Fund runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless a Fund exercises the option or enters into a closing sale transaction for such option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, a Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying securities, since a Fund may continue to hold its investment in those securities notwithstanding the lack of a change in price of those securities.

The effective use of options also depends on a Fund’s ability to terminate option positions at times when the Advisor deems it desirable to do so. Although a Fund will take an option position only if the Advisor believes there is a liquid secondary market for the option, there is no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary trading market in options were to become unavailable, a Fund could no longer engage in closing transactions. The writer in such circumstances would be subject to the risk of market decline or appreciation in the instrument during such period. If an option purchased by a Fund expires unexercised, a Fund will realize a loss equal to the premium paid. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options, or underlying securities; (iv) unusual or unforeseen circumstances, such as volume in excess of trading or clearing capability, may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Disruptions in the markets for the securities underlying options purchased or sold by a Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, a Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with losses if trading in the security reopens at a substantially different price. In addition, the OCC or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at a time when trading in the option has also been halted, a Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If a prohibition on exercise remains in effect until an option owned by a Fund has expired, a Fund could lose the entire value of its option.

Special risks are presented by internationally traded options. Because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

Dealer (Over-the-Counter) Options. Dealer options are options negotiated individually through dealers rather than traded on an exchange. Certain risks are specific to dealer options. While a Fund might look to a

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clearing corporation to exercise exchange-traded options, if a Fund purchases a dealer option it must rely on the selling dealer to perform if a Fund exercises the option. Failure by the dealer to do so would result in the loss of the premium paid by a Fund as well as loss of the expected benefit of the transaction. Exchange-traded options generally have a continuous liquid market while dealer options more often may not. Consequently, a Fund can realize the value of a dealer option it has purchased only by exercising or reselling the option to the issuing dealer. Similarly, when a Fund writes a dealer option, a Fund can close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer. While each Fund seeks to enter into dealer options only with dealers who will agree to and can enter into closing transactions with a Fund, no assurance exists that a Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless a Fund, as a covered dealer call option writer, can effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, a Fund may be unable to liquidate a dealer option. With respect to options written by a Fund, the inability to enter into a closing transaction may result in material losses to a Fund. For example, because a Fund must maintain a secured position with respect to any call option on a security it writes, a Fund may not sell the assets, which it has segregated to secure the position while it is obligated under the option. This requirement may impair a Fund’s ability to sell portfolio securities at a time when such sale might be advantageous.

A Fund generally will treat purchased dealer options as illiquid securities. A Fund may treat the cover used for written dealer options as liquid if the dealer agrees that a Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option.

Writing Covered Options. A Fund may write covered call options and covered put options on securities held in its portfolio when, in the opinion of the Advisor, such transactions are consistent with a Fund’s investment goal and policies. Call options written by a Fund give the purchaser the right to buy the underlying securities from a Fund at the stated exercise price at any time prior to the expiration date of the option, regardless of the security’s market price; put options give the purchaser the right to sell the underlying securities to a Fund at the stated exercise price at any time prior to the expiration date of the option, regardless of the security’s market price.

A Fund may write only covered options, which means that, so long as a Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, a Fund will hold cash and/or high-grade short-term debt obligations equal to the price to be paid if the option is exercised. In addition, a Fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. A Fund may write combinations of covered puts and calls (straddles) on the same underlying security.

A Fund will receive a premium from writing a put or call option, which increases a Fund’s return on the underlying security if the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than the security’s then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

A Fund’s obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by a Fund’s

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execution of a closing purchase transaction, which is effected by purchasing on an exchange an offsetting option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be effected in order to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. A Fund realizes a profit or loss from a closing purchase transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. Because increases in the market price of a call option generally reflect increases in the market price of the security underlying the option, any loss resulting from a closing purchase transaction may be offset in whole or in part by unrealized appreciation of the underlying security.

If a Fund writes a call option but does not own the underlying security, and when it writes a put option, a Fund may be required to deposit cash or securities with its broker as “margin” or collateral for its obligation to buy or sell the underlying security. As the value of the underlying security varies, a Fund may also have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

Purchasing Put Options. A Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since a Fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security’s market price. For a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, a Fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

Purchasing Call Options. A Fund may purchase call options to hedge against an increase in the price of securities that a Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since a Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security’s market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit a Fund might have realized had it bought the underlying security at the time it purchased the call option.

Swap Agreements

Swap agreements are derivative instruments that can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Fund’s exposure to long- or short-term interest rates, foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. A Fund may enter into a variety of swap agreements, including interest rate, index, commodity, equity, credit default and currency exchange rate swap agreements, and other types of swap agreements such as caps, collars and floors. A Fund also may enter into swaptions, which are options to enter into a swap agreement.

In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a “notional principal amount,” in return for payments equal to a fixed rate times the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange notional principal amount as well. In a total return swap agreement, the non-floating rate side of the swap is based on the total return of an individual security, a basket of securities, an index or another reference asset. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

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In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. Caps and floors have an effect similar to buying or writing options. A collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift a Fund’s investment exposure from one type of investment to another. For example, if a Fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease a Fund’s exposure to long-term interest rates. Another example is if a Fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease a Fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates.

Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on a Fund’s performance. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund’s investments and its share price and yield. Additionally, whether a Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the Advisor’s ability correctly to predict whether certain types of investments likely are to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factor that determines the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, a Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declines, the value of a swap agreement likely would decline, potentially resulting in losses for a Fund. A Fund will closely monitor the credit of a swap agreement counterparty in order to attempt to minimize this risk. A Fund may also suffer losses if it is unable to terminate outstanding swap agreements (either by assignment or other disposition) or reduce its exposure through offsetting transactions (i.e., by entering into an offsetting swap agreement with the same party or a similarly creditworthy party).

Credit Default Swap Agreements. A Fund may enter into credit default swap agreements, which may have as reference obligations one or more securities or a basket of securities that are or are not currently held by a Fund. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no credit event occurs, a Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements may involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Fund will enter into credit default swap agreements generally with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a

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credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller.

Equity Swaps. High Yield Opportunity Fund may engage in equity swaps. Equity swaps allow the parties to the swap agreement to exchange components of return on one equity investment (e.g., a basket of equity securities or an index) for a component of return on another non-equity or equity investment, including an exchange of differential rates of return. Equity swaps may be used to invest in a market without owning or taking physical custody of securities in circumstances where direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps also may be used for other purposes, such as hedging or seeking to increase total return.

The values of equity swaps can be very volatile. To the extent that the Advisor does not accurately analyze and predict the potential relative fluctuation on the components swapped with the other party, a Fund may suffer a loss. The value of some components of an equity swap (such as the dividend on a common stock) may also be sensitive to changes in interest rates. Furthermore, during the period a swap is outstanding, a Fund may suffer a loss if the counterparty defaults.

Total Return Swap Agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may effectively add leverage to a Fund’s portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to a Fund thereunder, and conversely, that a Fund will not be able to meet its obligation to the counterparty. Generally, a Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted against one another with a Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by a Fund. If the total return swap transaction is entered into on other than a net basis, the full amount of a Fund’s obligations will be accrued on a daily basis, and the full amount of a Fund’s obligations will be segregated by a Fund in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost a Fund initially to make an equivalent direct investment, plus or minus any amount a Fund is obligated to pay or is to receive under the total return swap agreement.

Variance, Volatility and Correlation Swap Agreements. Variance and volatility swaps are contracts that provide exposure to increases or decreases in the volatility of certain referenced assets. Correlation swaps are contracts that provide exposure to increases or decreases in the correlation between the prices of different assets or different market rates.

Dollar Rolls

Dollar rolls involve selling securities (e.g., mortgage-backed securities or U.S. Treasury securities) and simultaneously entering into a commitment to purchase those or similar (same collateral type, coupon and maturity) securities on a specified future date and price. Mortgage dollar rolls and U.S. Treasury rolls are types of dollar rolls. A Fund foregoes principal and interest paid on the securities during the “roll” period. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase of the securities as well as the interest earned on the cash proceeds of the initial sale.

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Dollar rolls involve the risk that the market value of the securities a Fund is obligated to repurchase may decline below the repurchase price or that the transaction costs may exceed the return earned by a Fund from the transaction. Dollar rolls also involve risk to a Fund if the other party should default on its obligation and a Fund is delayed or prevented from completing the transaction. In the event that the buyer of securities under a dollar roll files for bankruptcy or becomes insolvent, a Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce a Fund’s obligation to repurchase the securities. In addition, the security to be delivered in the future may turn out to be inferior to the security sold upon entering into the transaction.

Foreign Currency Transactions

Foreign currency transactions may be used to protect, to some extent, against uncertainty in the level of future currency exchange rates by establishing a fixed exchange rate. Foreign currency transactions may involve the purchase or sale of foreign currencies on a “spot” (cash) basis at the prevailing exchange rate or may involve “forward contracts” that allow a Fund to purchase or sell foreign currencies at a future date. Forward contracts may be used for “transaction hedging,” “position hedging” and “cross-hedging.” A Fund may use forward sale contracts to sell an amount of a foreign currency approximating the value of a Fund’s securities denominated in the foreign security when that foreign currency suffers a substantial decline against the U.S. dollar. A Fund may use forward purchase contracts to purchase a foreign currency when it is believed that the U.S. dollar may suffer a substantial decline against the foreign currency. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain that might be realized if the value of the hedged currency increases.

Transaction hedging may allow a Fund to “lock in” the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest rate payment in a foreign currency. A Fund may use transaction hedging to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

Position hedging may allow a Fund to protect against an adverse change in the relationship between the U.S. dollar and the applicable foreign currencies in which its portfolio securities are denominated. A Fund may use position hedging when it is believed that the U.S. dollar may suffer a decline against the foreign currency by entering into a forward purchase contract to purchase that foreign currency for a fixed dollar amount.

Cross-hedging may allow a Fund to enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount when it is believed that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall if there is a decline in the U.S. dollar value of the currency in which a Fund’s securities are denominated.

A Fund also may purchase exchange-listed and over-the-counter call and put options on foreign currencies and foreign currency contracts. Options on foreign currencies and foreign currency contracts give the holder a right to buy or sell the underlying foreign currencies or foreign currency contracts for a specified period of time and for a specified amount. The value of an option on foreign currencies or foreign currency contracts reflects the value of an exchange rate, which depends on the relative values of the U.S. dollar and the relevant foreign currency.

Engaging in foreign currency transactions is subject to certain risks. For example, if the value of a foreign currency were to decline against the U.S. dollar, such decline would reduce the dollar value of any securities held by a Fund denominated in that currency. It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract, which may make it necessary for a Fund to purchase additional foreign currency on the spot market if the market value of the security being hedged is less

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than the amount of foreign currency a Fund is obligated to deliver at the time a Fund sells the security being hedged. The value of any currency, including the U.S. dollar, may be affected by political and economic factors applicable to the issuer’s country. The exchange rates of currencies also may be affected adversely by governmental actions. Transaction, position and cross-hedging do not eliminate fluctuations in the underlying prices of securities that a Fund owns or intends to purchase or sell and may limit the amount of potential gain that might result from the increase in value of the currency being hedged. Settlement procedures relating to a Fund’s foreign currency transactions may be more complex than those relating to investments in securities of U.S. issuers.

Foreign Securities

Foreign securities include debt, equity and derivative securities that the Advisor determines are “foreign” based on the consideration of an issuer’s domicile, its principal place of business, its primary stock exchange listing, the source of its revenue or other factors.

Foreign securities may include depositary receipts, such as American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). ADRs are U.S. dollar-denominated receipts issued in registered form by a domestic bank or trust company that evidence ownership of underlying securities issued by a foreign issuer. EDRs are foreign currency-denominated receipts issued in Europe, typically by foreign banks or trust companies and foreign branches of domestic banks, that evidence ownership of foreign or domestic securities. GDRs are receipts structured similarly to ADRs and EDRs and are marketed globally. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. In general, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designated for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. A Fund may invest in depositary receipts through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute interestholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. The issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States, and, therefore, there may be limited information available regarding such issuers and/or limited correlation between available information and the market value of the depositary receipts.

Investing in foreign securities is subject to certain risks. For example, foreign markets can be extremely volatile. Fluctuations in currency exchange rates also may impact the value of foreign securities denominated in foreign currencies or U.S. dollars, without a change in the intrinsic value of those securities. Additionally, the U.S. dollar value of a foreign security tends to decrease when the value of the U.S. dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against such currency. A Fund may attempt to minimize the risk from adverse changes in the relationship between the U.S. dollar and foreign currencies by purchasing and selling forward foreign currency exchange contracts and foreign currency futures contracts and related options. Foreign securities may be less liquid than domestic securities so that a Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees also are generally higher for foreign securities. A Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose potentially confiscatory withholding taxes, which would reduce the amount of income and capital gains available to distribute to a Fund’s shareholders. Other risks include: possible delays in the settlement of transactions or in the notification of income; generally less publicly available information about companies; adverse impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls; and that foreign companies generally are not subject to accounting, auditing and financial reporting standards comparable to those mandated for domestic companies.

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Risks associated with investments in foreign securities are increased with respect to investments in emerging market countries. Political and economic structures in many emerging market countries, especially those in Eastern Europe, the Pacific Basin and the Far East, are undergoing significant evolutionary changes and rapid development, and may lack the social, political and economic stability of more developed countries. Investing in emerging market securities also involves risks beyond the risks applicable to foreign investments. For example, some emerging market countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be traded internationally, and some countries with emerging securities markets have sustained long periods of very high inflation or rapid fluctuation in inflation rates which can have negative effects on a country’s economy and securities markets.

Illiquid Securities

Illiquid securities are defined by the Fund consistent with SEC staff’s current guidance and interpretations which provides that an illiquid security is an asset which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment on its books. Some securities, such as those not registered under U.S. securities laws, cannot be sold in public transactions. Subject to its investment policies, a Fund may invest in illiquid investments and may invest in certain restricted securities that are deemed to be liquid securities.

Investments in Other Investment Companies

Investing in other investment companies may be a means by which a Fund seeks to achieve its investment objective. A Fund may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act, the rules and regulations thereunder and any exemptive orders currently or in the future obtained by a Fund from the SEC.

The 1940 Act generally requires that a Fund limit its investments in another investment company or series thereof so that, as determined at the time a securities purchase is made: (i) no more than 5% of the value of its total assets will be invested in the securities of any one investment company; (ii) no more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies; and (iii) no more than 3% of the outstanding voting stock of any one investment company or series thereof will be owned by a Fund or by companies controlled by the Fund. Such other investment companies may include ETFs, which are shares of publicly traded unit investment trusts, open-end funds or depositary receipts that seek to track the performance of specific indexes or companies in related industries.

Investing in other investment companies is subject to certain risks. Although a Fund may derive certain advantages from being able to invest in shares of other investment companies, such as to be fully invested, there may be potential disadvantages. Investing in other investment companies may result in higher fees and expenses for a Fund and its shareholders. A shareholder may be charged fees not only on Fund shares held directly but also on the investment company shares that a Fund purchases.

In addition, investing in ETFs is subject to certain other risks. ETFs generally are subject to the same risks as the underlying securities the ETFs are designed to track as well as to the risks of the specific sector or industry on which the ETF relates. ETFs also are subject to the risk that their prices may not totally correlate to the prices of the underlying securities the ETFs are designed to track and the risk of possible trading halts due to market conditions or for other reasons.

Under the 1940 Act and rules and regulations thereunder, a Fund may purchase shares of other affiliated Columbia Funds, including the Money Market Funds, subject to certain conditions. Investing in affiliated Funds may present certain actual or potential conflicts of interest. For more information about such actual and potential conflicts of interest, see Investment Advisory and Other Services—Other Roles and Relationships of Bank of America and its Affiliates, Certain Conflicts of Interest.

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Low and Below Investment Grade Securities

Low and below investment grade securities (below investment grade securities are also known as “junk bonds”) are debt securities with the lowest investment grade rating (e.g., BBB by S&P and Fitch or Baa by Moody’s), that are below investment grade (e.g., lower than BBB by S&P and Fitch or Baa by Moody’s) or that are unrated but determined by the Advisor to be of comparable quality. These types of securities may be issued to fund corporate transactions or restructurings, such as leveraged buyouts, mergers, acquisitions, debt reclassifications or similar events, are more speculative in nature than securities with higher ratings and tend to be more sensitive to credit risk, particularly during a downturn in the economy. These types of securities generally are issued by unseasoned companies without long track records of sales and earnings, or by companies or municipalities that have questionable credit strength. Low and below investment grade securities and comparable unrated securities: (i) likely will have some quality and protective characteristics that, in the judgment of one or more NRSROs, are outweighed by large uncertainties or major risk exposures to adverse conditions; (ii) are speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation; and (iii) may have a less liquid secondary market, potentially making it difficult to value or sell such securities.

Investing in low and below investment grade securities and comparable unrated securities is subject to certain risks. The rates of return on these types of securities generally are higher than the rates of return available on more highly rated securities, but generally involve greater volatility of price and risk of loss of principal and income, including the possibility of default by or insolvency of the issuers of such securities. Accordingly, a Fund may be more dependent on the Advisor’s credit analysis with respect to these types of securities than is the case for more highly rated securities.

The market values of certain low and below investment grade securities and comparable unrated securities tend to be more sensitive to individual corporate developments and changes in economic conditions than are the market value of more highly rated securities. In addition, issuers of low and below investment grade and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.

The risk of loss due to default is greater for low and below investment grade and comparable unrated securities than it is for higher rated securities because low and below investment grade securities and comparable unrated securities generally are unsecured and frequently are subordinated to more senior indebtedness. A Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its holdings of such securities. The existence of limited markets for lower-rated debt securities may diminish a Fund’s ability to: (i) obtain accurate market quotations for purposes of valuing such securities and calculating portfolio net asset value; and (ii) sell the securities at fair market value either to meet redemption requests or to respond to changes in the economy or in financial markets.

Money Market Instruments

Money market instruments are high-quality, short-term debt obligations, which include: (i) bank obligations, including certificates of deposit, time deposits and bankers’ acceptances; (ii) funding agreements; (iii) repurchase agreements; (iv) obligations of the United States, foreign countries and supranational entities, and each of their subdivisions, agencies and instrumentalities; and (v) certain corporate debt securities, such as commercial paper, short-term corporate obligations and extendible commercial notes; (vi) participation interests; and (vii) municipal securities.

Investing in money market instruments is subject to certain risks. Money market instruments (other than certain U.S. Government obligations) are not backed or insured by the U.S. Government, its agencies or its instrumentalities. Accordingly, only the creditworthiness of an issuer, or guarantees of that issuer, support such instruments.

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Mortgage-Backed Securities

Mortgage-backed securities are a type of asset-backed security and represent interests in, or debt instruments backed by, pools of underlying mortgages. In some cases, these underlying mortgages may be insured or guaranteed by the U.S. Government or its agencies. Mortgage-backed securities entitle the security holders to receive distributions that are tied to the payments made on the underlying mortgage collateral (less fees paid to the originator, servicer, or other parties, and fees paid for credit enhancement), so that the payments made on the underlying mortgage collateral effectively pass through to such security holders. Mortgage-backed securities are created when mortgage originators (or mortgage loan sellers who have purchased mortgage loans from mortgage loan originators) sell the underlying mortgages to a special purpose entity in a process called a securitization. The special purpose entity issues securities that are backed by the payments on the underlying mortgage loans, and have a minimum denomination and specific term. The securities, in turn, are either privately placed or publicly offered.

Mortgage-backed securities may be issued or guaranteed by GNMA, the FNMA, or the FHLMC (also known as Freddie Mac), but also may be issued or guaranteed by other issuers, including private companies. GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. FNMA is a private, shareholder-owned company that purchases both government-backed and conventional mortgages from lenders and securitizes them. FNMA is a congressionally chartered company, although neither its stock nor the securities it issues are insured or guaranteed by the U.S. Government. FHLMC is a publicly chartered agency that buys qualifying residential mortgages from lenders, “repackages” them and provides certain guarantees. FHLMC’s stock is owned by savings institutions across the United States and is held in trust by the Federal Home Loan Bank System. Mortgage-backed securities issued by FHLMC are not guaranteed as to timely payment of interest and principal by the U.S. Government.

CMOs are debt obligations issued by special-purpose trusts, collateralized by underlying mortgage assets. Principal prepayments on underlying mortgage assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a periodic basis. The principal and interest payments on the underlying mortgage assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgage assets are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

Real estate mortgage investment conduits (REMICs) are entities that own mortgages and elect REMIC status under the Code and, like CMOs, issue debt obligations collateralized by underlying mortgage assets that have characteristics similar to those issued by CMOs.

Investing in mortgage-backed securities is subject to certain risks, including, among others, prepayment, market and credit risks. Prepayment risk reflects the risk that borrowers may prepay their mortgages more quickly than expected, which may affect the security’s average maturity and rate of return. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages also may be affected by home value appreciation, ease of the refinancing process and local economic conditions, among other factors. Market risk reflects the risk that the price of a security may fluctuate over time. The price of mortgage-backed securities can be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed

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securities, which in turn may decrease their value. Credit risk reflects the risk that a holder of mortgage-backed securities may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than mortgage-backed securities guaranteed by the U.S. Government. The performance of mortgage-backed securities issued by private issuers generally depends on the financial health of those institutions.

Municipal Securities

Municipal securities include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to public institutions and facilities. Municipal securities can be classified into two principal categories, including “general obligation” bonds and other securities and “revenue” bonds and other securities. General obligation bonds are secured by the issuer’s full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, such as the user of the facility being financed. Municipal securities also may include “moral obligation” securities, which normally are issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the governmental entity that created the special purpose public authority.

Municipal securities may include municipal bonds, municipal notes and municipal leases. Municipal bonds are debt obligations of a governmental entity that obligate the municipality to pay the holder a specified sum of money at specified intervals and to repay the principal amount of the loan at maturity.

Municipal notes may be issued by governmental entities and other tax-exempt issuers in order to finance short-term cash needs or, occasionally, to finance construction. Most municipal notes are general obligations of the issuing entity payable from taxes or designated revenues expected to be received within the relevant fiscal period. Municipal notes generally have maturities of one year or less. Municipal notes can be subdivided into two sub-categories: (i) municipal commercial paper and (ii) municipal demand obligations.

Municipal commercial paper typically consists of very short-term unsecured negotiable promissory notes that are sold, for example, to meet seasonal working capital or interim construction financing needs of a governmental entity or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions.

Municipal demand obligations can be subdivided into two general types: variable rate demand notes and master demand obligations. Variable rate demand notes are tax-exempt municipal obligations or participation interests that provide for a periodic adjustment in the interest rate paid on the notes. They permit the holder to demand payment of the notes, or to demand purchase of the notes at a purchase price equal to the unpaid principal balance, plus accrued interest either directly by the issuer or by drawing on a bank letter of credit or guaranty issued with respect to such note. The issuer of the municipal obligation may have a corresponding right to prepay at its discretion the outstanding principal of the note plus accrued interest upon notice comparable to that required for the holder to demand payment. The variable rate demand notes in which a Fund may invest are payable, or are subject to purchase, on demand usually on notice of seven calendar days or less. The terms of the notes generally provide that interest rates are adjustable at intervals ranging from daily to six months.

Master demand obligations are tax-exempt municipal obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The interest on such obligations is, in the

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opinion of counsel for the borrower, excluded from gross income for federal income tax purposes. Although there is no secondary market for master demand obligations, such obligations are considered by a Fund to be liquid because they are payable upon demand.

Municipal lease obligations are participations in privately arranged loans to state or local government borrowers. In general, such loans are unrated, in which case they will be determined by the Advisor to be of comparable quality at the time of purchase to rated instruments that may be acquired by a Fund. Frequently, privately arranged loans have variable interest rates and may be backed by a bank letter of credit. In other cases, they may be unsecured or may be secured by assets not easily liquidated. Moreover, such loans in most cases are not backed by the taxing authority of the issuers and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender.

Although lease obligations do not constitute general obligations of the municipal issuer to which the government’s taxing power is pledged, a lease obligation ordinarily is backed by the government’s covenant to budget for, appropriate, and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses that provide that the government has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a periodic basis. In the case of a “non-appropriation” lease, a Fund’s ability to recover under the lease in the event of non-appropriation or default likely will be limited to the repossession of the leased property in the event that foreclosure proves difficult.

Tender option bonds are municipal securities having relatively long maturities and bearing interest at a fixed interest rate substantially higher than prevailing short-term tax-exempt rates that is coupled with the agreement of a third party, such as a bank, broker/dealer or other financial institution, to grant the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. The financial institution receives periodic fees equal to the difference between the municipal security’s coupon rate and the rate that would cause the security to trade at face value on the date of determination.

Investing in municipal securities is subject to certain risks. There are variations in the quality of municipal securities, both within a particular classification and between classifications, and the rates of return on municipal securities can depend on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of NRSROs represent their opinions as to the quality of municipal securities. It should be emphasized, however, that these ratings are general and are not absolute standards of quality, and municipal securities with the same maturity, interest rate, and rating may have different rates of return while municipal securities of the same maturity and interest rate with different ratings may have the same rate of return.

The payment of principal and interest on most municipal securities purchased by a Fund will depend upon the ability of the issuers to meet their obligations. An issuer’s obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the United States Bankruptcy Code. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions.

There are particular considerations and risks relevant to investing in a portfolio of a single state’s municipal securities, such as the greater risk of the concentration of portfolio holdings.

The Fund purchases municipal securities whose interest, in the opinion of bond counsel, is free from applicable taxation. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security

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could become federally taxable, possibly retroactively to the date the security was issued. As a shareholder of the Fund, you may be required to file an amended tax return as a result, reporting such income as taxable.

Participation Interests

Participation interests (also called pass-through certificates or securities) represent an interest in a pool of debt obligations, such as municipal bonds or notes, that have been “packaged” by an intermediary, such as a bank or broker/dealer. Participation interests typically are issued by partnerships or trusts through which a Fund receives principal and interest payments that are passed through to the holder of the participation interest from the payments made on the underlying debt obligations. The purchaser of a participation interest receives an undivided interest in the underlying debt obligations. The issuers of the underlying debt obligations make interest and principal payments to the intermediary, as an initial purchaser, which are passed through to purchasers in the secondary market, such as a Fund. Mortgage-backed securities are a common type of participation interest.

Loan participations also are a type of participation interest. Loan participations are interests in loans that are administered by a lending bank or agent for a syndicate of lending banks and sold by the bank or syndicate members.

Investing in participation interests is subject to certain risks. Participation interests generally are subject to the credit risk associated with the underlying borrowers. If the underlying borrower defaults, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if a Fund had purchased a direct obligation of the borrower. A Fund also may be deemed a creditor of the lending bank or syndicate members and be subject to the risk that the lending bank or syndicate members may become insolvent.

Preferred Stock

Preferred stock represents units of ownership of a corporation that frequently have dividends that are set at a specified rate. Preferred stock has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock shares some of the characteristics of both debt and equity. Preferred stock ordinarily does not carry voting rights. Most preferred stock is cumulative; if dividends are passed (i.e., not paid for any reason), they accumulate and must be paid before common stock dividends. Participating preferred stock entitles its holders to share in profits above and beyond the declared dividend, along with common shareholders, as distinguished from nonparticipating preferred stock, which is limited to the stipulated dividend. Convertible preferred stock is exchangeable for a given number of shares of common stock and thus tends to be more volatile than nonconvertible preferred stock, which generally behaves more like a fixed income bond.

Auction preferred stock (APS) is a type of adjustable-rate preferred stock with a dividend determined periodically in a Dutch auction process by corporate bidders. Shares typically are bought and sold at face values generally ranging from $100,000 to $500,000 per share. The potential benefits of APS include:

•	Reduced interest rate risk: Because these securities generally reset within a short period of time, the exposure to interest rate risk is somewhat mitigated.

•

Preservation of principal: The frequency of the dividend reset provisions makes APS an attractive cash management instrument. The auction reset mechanism generally assures that the shares will trade at par on the auction date. For those that reset frequently, the share price is not expected to fluctuate from par; however, the reset rate may reflect factors such as market conditions, demand and supply for a particular credit confidence in the issuer.

•	Credit quality: Most corporate APS carry an investment grade credit rating from both Moody’s and S&P; municipal APS typically carry the highest credit rating from both Moody’s and S&P (Aaa/AAA).

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In addition to reinvestment risk if interest rates fall, some specific risks with regard to APS include:

•

Failed auction: Such a breakdown of the auction process is unlikely; however, in the event that the process fails, the rate is reset at the maximum applicable rate, which is usually described in the prospectuses and typically is influenced by the issuer’s credit rating. In a failed auction, current shareholders generally are unable to sell some, or all, of the shares when the auction is completed. Typically, the liquidity for APS that have experienced a failed auction becomes very limited. If a failed auction were to occur, the shareholder may hold his or her shares until the next auction. Should there not be subsequent auctions that “cure” the failed process, the shareholder may: (1) hold the APS in anticipation of a refinancing by the issuer that would cause the APS to be called, or (2) hold securities either indefinitely or in anticipation of the development of a secondary market.

•	Early call risk: Although unlikely, the preferred shares are redeemable at any time, at the issuer’s option, at par plus accrued dividends.

Investing in preferred stock is subject to certain risks. For example, stock market risk is the risk that the value of such stocks, like the broader stock markets, may decline over short or even extended periods. Domestic and foreign stock markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. The value of individual stocks will rise and decline based on factors specific to each corporation, such as changes in earnings or management.

Investing in preferred stock also may involve the risks applicable to investing in a particular company. For example, stocks of smaller companies tend to have greater price fluctuations than stocks of larger companies because, among other things, they trade less frequently and in lower volumes, are more susceptible to changes in economic conditions, are more reliant on singular products or services and are more vulnerable to larger competitors. Stocks of these companies may have a higher potential for gains but also are subject to greater risk of loss.

Investing in preferred stock also may involve the risks applicable to investing in a particular industry, such as technology, financial services, consumer goods or natural resources (e.g., oil and gas). To some extent, the prices of stocks tend to move by industry sector. When market conditions favorably affect, or are expected to favorably affect, an industry, the prices of the stocks of companies in that industry tend to rise. Conversely, negative news or a poor outlook for a particular industry can cause the value of those companies’ stock to decline.

Private Placement and Other Restricted Securities

Private placement securities are securities that have been privately placed and are not registered under the 1933 Act. They are eligible for sale only to certain eligible investors. Private placements often may offer attractive opportunities for investment not otherwise available on the open market. Private placement and other “restricted” securities often cannot be sold to the public without registration under the 1933 Act or the availability of an exemption from registration (such as Rules 144 or 144A), or they are “not readily marketable” because they are subject to other legal or contractual delays in or restrictions on resale.

Private placements typically may be sold only to qualified institutional buyers (or, in the case of the initial sale of certain securities, such as those issued in collateralized debt obligations or collateralized loan obligations, to accredited investors (as defined in Rule 501(a) under the 1933 Act), or in a privately negotiated transaction or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration.

Investing in private placement and other restricted securities is subject to certain risks. Private placements may be considered illiquid securities. Private placements typically are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such

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securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing a Fund’s net asset value due to the absence of a trading market.

Real Estate Investment Trusts and Master Limited Partnerships

REITs are entities that either own properties or make construction or mortgage loans and also may include operating or finance companies. An equity REIT generally holds equity positions in real estate and seeks to provide its shareholders with income from the leasing of its properties and with capital gains from any sales of properties. A mortgage REIT generally specializes in lending money to owners of properties and passes through any interest income it may earn to its shareholders.

Partnership units of real estate and other types of companies sometimes are organized as master limited partnerships in which ownership interests are publicly traded. Master limited partnerships often own several properties or businesses (or directly own interests) that are related to real estate development and the oil and gas industries, but they also may finance motion pictures, research and development and other projects.

REITs are subject to certain risks associated with direct ownership of real estate, including, for example, declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. REITs also may be subject to interest rate risk. In general, increases in interest rates will decrease the value of high-yield securities and increase the costs of obtaining financing, which could decrease the value of a REIT’s investments. In addition, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of credit extended. Both equity and mortgage REITs are dependent upon management skills. REITs also may be subject to heavy cash flow dependency, defaults by borrowers, and the possibility of failing to qualify for preferential tax treatment under the Code, which adversely could affect dividend payments. REITs also may not be diversified.

Investing in master limited partnerships generally is subject to the risks applicable to investing in a partnership as opposed to a corporation, which may include fewer protections afforded to investors. Additional risks include those associated with the specific industries in which a master limited partnership invests, such as the risks associated with investing in the real estate or oil and gas industries.

Repurchase Agreements

Repurchase agreements are agreements under which a Fund acquires a security for a relatively short period of time subject to the obligation of a seller to repurchase and a Fund to resell such security at a fixed time and price (representing a Fund’s cost plus interest). Repurchase agreements also may be viewed as loans made by a Fund that are collateralized by the securities subject to repurchase. A Fund typically will enter into repurchase agreements only with commercial banks, registered broker/dealers and the Fixed Income Clearinghouse Corporation, and only with respect to the highest quality securities, such as U.S. Government obligations. Such transactions are monitored to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including any accrued interest.

Repurchase agreements generally are subject to counterparty risk. If a counterparty defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale and accrued interest are less than the resale price provided in the repurchase agreement including interest. In addition, if a seller becomes involved in bankruptcy or insolvency proceedings, a Fund may incur delays and costs in selling the underlying security, or may suffer a loss of principal and interest if, for example, a Fund is treated as an unsecured creditor and is required to return the underlying collateral to the seller or its assigns.

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Reverse Repurchase Agreements

Reverse repurchase agreements are agreements under which a Fund sells a security subject to the obligation of a buyer to resell and a Fund to repurchase such security at a fixed time and price. Reverse repurchase agreements also may be viewed as borrowings made by a Fund.

Reverse repurchase agreements involve the risk that the market value of the securities a Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce a Fund’s obligation to repurchase the securities. In addition, reverse repurchase agreements are techniques involving leverage, and are subject to asset coverage requirements. Under the requirements of the 1940 Act, a Fund is required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings.

Stripped Securities

Stripped securities are securities that evidence ownership in either the future interest or principal payments on an instrument. There are many different types and variations of stripped securities. For example, Separate Trading of Registered Interest and Principal Securities (STRIPs) can be component parts of a U.S. Treasury security where the principal and interest components are traded independently through DTC, a clearing agency registered pursuant to Section 17A of the 1934 Act and created to hold securities for its participants, and to facilitate the clearance and settlement of securities transactions between participants through electronic computerized book-entries, thereby eliminating the need for physical movement of certificates. Treasury Investor Growth Receipts (TIGERs) are Treasury securities stripped by brokers. Stripped mortgage-backed securities, or SMBS, also can be issued by the U.S. Government or its agencies.

SMBS usually are structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed assets. Common types of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage-backed assets, while another class receives most of the interest and the remainder of the principal.

Investing in stripped securities is subject to certain risks. If the underlying obligations experience greater than anticipated prepayments of principal, a Fund may fail fully to recoup its initial investment in such securities. The market value of the class consisting primarily or entirely of principal payments can be especially volatile in response to changes in interest rates. The rates of return on a class of SMBS that receives all or most of the interest are generally higher than prevailing market rates of return on other mortgage-backed obligations because their cash flow patterns also are volatile and there is a greater risk that the initial investment will not be recouped fully.

U.S. Government and Related Obligations

U.S. Government obligations include U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. Government or by various instrumentalities which have been established or sponsored by the U.S. Government. U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. Government differ in their interest rates, maturities and time of issuance, as well as with respect to whether they are guaranteed by the U.S. Government.

Investing in U.S. Government and related obligations is subject to certain risks. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency or instrumentality and, as a result, may be subject to greater

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credit risk than securities issued or guaranteed by the U.S. Treasury. Obligations of U.S. Government agencies, authorities, instrumentalities and sponsored enterprises historically have involved limited risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. Government would provide financial support to any of these entities if it is not obligated to do so by law.

Variable- and Floating-Rate Obligations

Variable- and floating-rate obligations provide for periodic adjustments in the interest rate and, under certain circumstances, varying principal amounts. Unlike a fixed interest rate, a variable, or floating, rate is one that rises and declines based on the movement of an underlying index of interest rates and may pay interest at rates that are adjusted periodically according to a specified formula.

Investing in variable- and floating-rate obligations is subject to certain risks. Variable- and floating-rate obligations may involve direct lending arrangements between the purchaser and the issuer and there may be no active secondary market, making it difficult to resell such obligations to a third party. Variable- and floating-rate obligations also may be subject to interest rate and credit risks. Changes in interest rates can affect the rate of return on such obligations. If an issuer of a variable- or floating rate obligation defaults, a Fund could sustain a loss to the extent of such default.

Warrants and Rights

Warrants and rights are types of securities that give a holder a right to purchase shares of common stock. Warrants usually are issued together with a bond or preferred stock and entitle a holder to purchase a specified amount of common stock at a specified price typically for a period of years. Rights usually have a specified purchase price that is lower than the current market price and entitle a holder to purchase a specified amount of common stock typically for a period of only weeks. Warrants may be used to enhance the marketability of a bond or preferred stock.

Warrants and rights may be subject to the risk that the securities could lose value. There also is the risk that the potential exercise price may exceed the market price of the warrants or rights, such as when there is no movement in the market price or the market price of such securities declines.

When-Issued, Delayed Delivery and Forward Commitment Transactions

When-issued, delayed delivery and forward commitment transactions involve the purchase or sale of securities by a Fund, with payment and delivery taking place in the future. When engaging in when-issued, delayed delivery and forward commitment transactions, a Fund typically will hold cash or liquid securities in a segregated account in an amount equal to or greater than the purchase price. The payment obligation and, if applicable, the interest rate that will be received on the securities, are fixed at the time that a Fund agrees to purchase the securities. A Fund generally will enter into when-issued, delayed delivery and forward commitment transactions only with the intention of completing such transactions. However, the Advisor may determine not to complete a transaction if it deems it appropriate. In such cases, a Fund may realize short-term gains or losses.

When-issued, delayed delivery and forward commitment transactions involve the risks that the securities purchased may fall in value by the time they actually are issued or that the other party may fail to honor the contract terms. A Fund that invests in delayed delivery securities may rely on a third party to complete the transaction. Failure by a third party to deliver a security purchased on a delayed delivery basis may result in a financial loss to a Fund or the loss of an opportunity to make an alternative investment.

Zero-Coupon, Pay-in-Kind and Step-Coupon Securities

Zero-coupon securities do not pay interest on a current basis but instead accrue interest over the life of the security. These securities include, among others, zero-coupon bonds, which either may be issued at a discount by

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a corporation or government entity or may be created by a brokerage firm when it strips the coupons from a bond or note and then sells the bond or note and the coupon separately. This technique is used frequently with U.S. Treasury bonds, and zero-coupon securities are marketed under such names as CATS (Certificate of Accrual on Treasury Securities), TIGERs or STRIPS. Zero-coupon bonds also are issued by municipalities. Buying a municipal zero-coupon bond frees its purchaser of the obligation to pay regular federal income tax on imputed interest, since the interest is exempt for regular federal income tax purposes. Zero-coupon certificates of deposit and zero-coupon mortgages are generally structured in the same fashion as zero-coupon bonds; the certificate of deposit holder or mortgage holder receives face value at maturity and no payments until then.

Pay-in-kind securities normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar security with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

Step-coupon securities trade at a discount from their face value and pay coupon interest. The coupon rate is paid according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issue.

Zero-coupon, step-coupon and pay-in-kind securities holders generally have substantially all the rights and privileges of holders of the underlying coupon obligations or principal obligations. Holders of these securities have the right upon default on the underlying coupon obligations or principal obligations to proceed directly and individually against the issuer and are not required to act in concert with other holders of such securities.

Investing in zero-coupon, pay-in-kind and step-coupon securities is subject to certain risks, including that market prices of zero-coupon, pay-in-kind step-coupon securities generally are more volatile than the prices of securities that pay interest periodically and in cash, and are likely to respond to changes in interest rates to a greater degree than other types of debt securities.

Because zero-coupon securities bear no interest, they are volatile. Since zero-coupon bondholders do not receive interest payments, zero-coupon securities fall more dramatically than bonds paying interest on a current basis when interest rates rise. However, when interest rates fall, zero-coupon securities rise more rapidly in value than interest paying bonds.

Borrowings

Each Fund has a fundamental policy with respect to borrowing that can be found under the heading About the Funds’ Investments — Fundamental and Non-Fundamental Investment Policies. Specifically, each Fund may not borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds. In general, pursuant to the 1940 Act, a Fund may borrow money only from banks in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount must be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

The Funds participate in committed and uncommitted lines of credit (Lines of Credit). Any advance under the Lines of Credit is contemplated primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely sale of portfolio securities. It is possible that a Fund may wish to borrow money under the uncommitted line of credit for a temporary or emergency purpose but may not be able to do so.

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Pursuant to an exemptive order from the SEC, the Funds may, subject to certain conditions, borrow money from other funds in the Columbia Funds Family for temporary emergency purposes in order to facilitate redemption requests, or for other purposes consistent with Fund investment policies and restrictions. All loans are set at an interest rate between the rates charged on overnight repurchase agreements and short-term bank loans.

Short Sales

A Fund may engage in short sales that are not “against the box,” which are sales by a Fund of securities or commodity futures contracts that it does not own in hopes of purchasing the same security at a later date at a lower price. The technique is also used to protect a profit in a long-term position in a security or commodity futures contract. To make delivery to the buyer, a Fund must borrow or purchase the security. If borrowed, a Fund is then obligated to replace the security borrowed from the third party, so a Fund must purchase the security at the market price at a later time. If the price of the security has increased during this time, then a Fund will incur a loss equal to the increase in price of the security from the time of the short sale plus any premiums and interest paid to the third party. (Until the security is replaced, a Fund is required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan. To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.)

Short sales by a Fund that are not made “against the box” create opportunities to increase a Fund’s return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Because a Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, a Fund’s NAV per share tends to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than if it had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest a Fund may be required to pay in connection with the short sale. Short sales could potentially involve unlimited loss, as the market price of securities sold short may continually increase, although a Fund can mitigate any such losses by replacing the securities sold short. Under adverse market conditions, a Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales. There is also the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to a Fund.

A Fund will sometimes sell securities short when it owns an equal amount of such securities as those securities sold short. This is a technique known as selling short “against the box.” If a Fund makes a short sale “against the box,” it would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. To secure its obligation to deliver securities sold short, a Fund will deposit in escrow in a separate account with the custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. A Fund can close out its short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by a Fund, because a Fund might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

Short sales “against the box” entail many of the same risks and considerations described above regarding short sales not “against the box.” However, when a Fund sells short “against the box” it typically limits the amount of securities that it has leveraged. A Fund’s decision to make a short sale “against the box” may be a technique to hedge against market risks when the Advisor believes that the price of a security may decline, causing a decline in the value of a security owned by a Fund or a security convertible into or exchangeable for such security. In such case, any future losses in a Fund’s long position would be reduced by a gain in the short

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position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities a Fund owns, either directly or indirectly, and, in the case where a Fund owns convertible securities, changes in the investment values or conversion premiums of such securities. Short sales may have adverse tax consequences to a Fund and its shareholders.

A Fund’s successful use of short sales also will be subject to the ability of the Advisor to predict movements in the directions of the relevant market. A Fund therefore bears the risk that the Advisor will incorrectly predict future price directions. In addition, if a Fund sells a security short, and that security’s price goes up, a Fund will have to make up the margin on its open position (i.e., purchase more securities on the market to cover the position). It may be unable to do so and thus its position may not be closed out. There can be no assurance that a Fund will not incur significant losses in such a case.

In the view of the SEC, a short sale involves the creation of a “senior security” as such term is defined in the 1940 Act, unless the sale is “against the box” and the securities sold short are placed in a segregated account (not with the broker), or unless a Fund’s obligation to deliver the securities sold short is “covered” by placing in a segregated account (not with the broker) cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any such collateral required to be deposited with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash, U.S. Government securities or other liquid debt or equity securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale.

Lending Securities (applicable to Strategic Income Fund only)

Securities lending refers to the lending of a Fund’s portfolio securities. Subject to its investment policies described above and in the prospectuses, a Fund may make secured loans of its portfolio securities to broker/dealers and other institutional investors. Securities loans are made pursuant to agreements that require that loans be secured continuously by collateral in cash or short-term debt obligations at least equal to the value of the securities loaned. A Fund retains all or a portion of the interest received on investment of cash collateral, or receives a fee from the borrower where collateral is provided in the form of short-term debt obligations. A borrower will pay to a Fund an amount equal to any dividends or interest received on securities loaned, but a Fund typically will pay for lending fees and related expenses from interest earned on investments of cash collateral. Although voting rights, or rights to consent, with respect to loaned securities pass to a borrower, a Fund retains the right to call the loans at any time on reasonable notice, and may do so in order to vote upon matters affecting, or to sell, the loaned securities.

Engaging in securities lending is subject to certain risks, including counterparty risk, which is the risk that the counterparty to a transaction could default. There also is a risk of possible delay in the recovery of loaned securities or possible loss of rights in the collateral if a borrower fails financially.

Temporary Defensive Positions

Each Fund may temporarily invest in money market instruments or hold cash while it is investing defensively. It may do so without limit, when the Advisor: (i) believes that the market conditions are not favorable for profitable investing; (ii) is unable to locate favorable investment opportunities; or (iii) determines that a temporary defensive position is advisable or necessary in order to meet anticipated redemption requests, or for other reasons. While a Fund engages in such strategies, it may not achieve its investment objective.

See also About the Funds’ Investments — Permissible Investments and Related Risks — Money Market Instruments.

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Portfolio Turnover

A change in the securities held by a Fund is known as “portfolio turnover.” High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in adverse tax consequences to a Fund’s shareholders. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

For each Fund’s portfolio turnover rate, see the Financial Highlights section in the prospectuses for that Fund.

Disclosure of Portfolio Information

The Board has adopted policies and procedures with respect to the disclosure of the Columbia Funds’ portfolio holdings. These policies and procedures are designed to ensure that disclosure of information regarding the Columbia Funds’ portfolio securities is in the best interests of Columbia Fund shareholders and to address conflicts between the interests of Columbia Fund shareholders, on the one hand, and those of the Advisor, the Distributor or any affiliated person of a Columbia Fund, on the other. These policies and procedures provide that Columbia Funds portfolio holdings information generally may not be disclosed to any party prior to the earlier of: (i) the business day next following the posting of such information on the Columbia Funds website, if applicable, or (ii) the time a Columbia Fund discloses the information in a publicly available SEC filing required to include such information. Certain limited exceptions that have been approved consistent with the policies and procedures are described below. The policies and procedures prohibit the Advisor and the Columbia Funds’ other service providers from entering into any agreement to disclose Columbia Fund portfolio holdings information in exchange for any form of consideration. These policies and procedures apply to all categories of Columbia Funds and include some variations tailored to the different categories of Columbia Funds. Accordingly, some of the provisions described below do not apply to the Columbia Fund(s) covered by this SAI. The Advisor also has adopted policies and procedures to monitor for compliance with these portfolio holdings disclosure policies and procedures.

Public Disclosures

The Columbia Funds’ portfolio holdings currently are disclosed to the public through required filings with the SEC and on the Columbia Funds’ website. This information is available on the Columbia Funds website as described below.

•	For equity, convertible, balanced and asset allocation Columbia Funds, a complete list of portfolio holdings as of a month-end is posted approximately 30 calendar days after such month-end.

•	For fixed income Columbia Funds, a complete list of portfolio holdings as of a fiscal quarter-end is posted approximately 60 calendar days after such quarter-end.

•	For Columbia Money Market Funds, a complete list of portfolio holdings as of a month-end is posted approximately the fifth business day after such month-end.

The Columbia Funds also disclose their largest holdings, as a percent of the market values of the Columbia Funds’ portfolios, as of month-end on their website, generally within 15 days after such month-end. The equity Columbia Funds post their largest 10-15 holdings, the balanced Columbia Funds post their largest 5 equity holdings, and certain fixed income Columbia Funds post their top 5-15 holdings.

The Columbia Funds may also disclose more current portfolio holdings information as of specified dates on the Columbia Funds’ website.

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The scope of the information that is made available on the Columbia Funds website pursuant to the Columbia Funds policies relating to a Columbia Fund’s portfolio may change from time to time without prior notice.

The Columbia Funds file their portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semi-annual period) and Form N-Q (with respect to the first and third quarters of each Columbia Fund’s fiscal year). Shareholders may obtain each Columbia Fund’s Form N-CSR and N-Q filings on the SEC’s website at www.sec.gov, a link to which is provided on the Columbia Funds website. In addition, each Columbia Fund’s Form N-CSR and N-Q filings may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 800.SEC.0330 for information about the SEC’s website or the operation of the public reference room.

With respect to variable insurance trusts in the Columbia Funds Family, holdings information is disclosed no earlier than the time such information is filed in a publicly available SEC filing required to include such information.

The Columbia Funds, the Advisor and their affiliates may include portfolio holdings information that already has been made public through a website posting or SEC filing in marketing literature and other communications to shareholders, advisors or other parties, provided that the information is disclosed no earlier than the business day after the date the information is disclosed publicly on the Columbia Funds website or no earlier than the time a Columbia Fund files such information in a publicly available SEC filing required to include such information.

Other Disclosures

The Columbia Funds’ policies and procedures provide that no disclosures of the Columbia Funds’ portfolio holdings may be made prior to the portfolio holdings information being made public unless (i) the Columbia Funds have a legitimate business purpose for making such disclosure, (ii) the Columbia Funds’ President and Chief Executive Officer authorizes such non-public disclosure of information, and (iii) the party receiving the non-public information enters into an appropriate confidentiality agreement or is otherwise subject to a confidentiality obligation.

In determining the existence of a legitimate business purpose for making portfolio disclosures, the following factors, among others, are considered: (i) any prior disclosure must be consistent with the anti-fraud provisions of the federal securities laws and the fiduciary duties of the Advisor; (ii) any conflicts of interest between the interests of Columbia Fund shareholders, on the one hand, and those of the Advisor, the Distributor or any affiliated person of a Columbia Fund, on the other; and (iii) any prior disclosure to a third party, although subject to a confidentiality agreement, would not make conduct lawful that otherwise is unlawful.

In addition, the Columbia Funds periodically disclose their portfolio information on a confidential basis to various service providers that require such information to assist the Columbia Funds with their day-to-day business affairs. In addition to the Advisor and its affiliates, these service providers include each Columbia Fund’s sub-advisor(s) (if any), the Columbia Funds’ independent registered public accounting firm, legal counsel, financial printers, proxy solicitor and proxy voting service provider, as well as ratings agencies that maintain ratings on certain Columbia Funds. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Columbia Funds. The Columbia Funds also may disclose portfolio holdings information to broker/dealers and certain other entities in connection with potential transactions and management of the Columbia Funds, provided that reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information.

The Columbia Funds currently have ongoing arrangements with certain approved recipients with respect to the disclosure of portfolio holdings information prior to such information being made public. Portfolio holdings

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information disclosed to such recipients is current as of the time of its disclosure, is disclosed to each recipient solely for purposes consistent with the services described below and has been authorized by the Columbia Funds’ President and Chief Executive Officer. These special arrangements are described in the table below.

Ongoing Portfolio Holdings Disclosure Arrangements

IDENTITY OF RECIPIENT	COMPENSATION/ CONSIDERATION RECEIVED	CONDITIONS/RESTRICTIONS ON USE OF INFORMATION	FREQUENCY OF DISCLOSURE
Electra Information Systems	None	Use for trade reconciliation purposes.	Daily

Standard & Poor’s	None	Use to maintain ratings for certain Money Market Funds.	Weekly

InvestorTools, Inc.	None	Access granted solely for the purpose of testing back office conversion of trading systems.	Real time

ING Insurance Company	None	Access granted for specific Columbia Funds for ING’s creation of client/shareholder materials. ING may not distribute materials until the holdings information is made public.	Quarterly

Glass-Lewis & Co.	None	Access in connection with testing the firm’s proxy services.	Daily

CMS Bondedge	None	Access when assisting in resolving technical difficulties with application used by the Advisor’s Fixed Income Portfolio Management team as an analytical and trading tool.	Ad hoc

Linedata Services, Inc.	None	Access when assisting in resolving technical difficulties with the software for the LongView Trade Order Management System.	Ad hoc

JP Morgan	None	Access to provide the Advisor’s High Yield portfolio management team with peer group analysis reports for purposes of analyzing the portfolio.	Monthly

Malaspina Communications	None	Use to facilitate writing, publishing and mailing Columbia Fund shareholder reports and communications including shareholder letter and management’s discussion of Columbia Fund performance.	Quarterly

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IDENTITY OF RECIPIENT	COMPENSATION/ CONSIDERATION RECEIVED	CONDITIONS/RESTRICTIONS ON USE OF INFORMATION	FREQUENCY OF DISCLOSURE
Data Communique	None	Use to automate marketing materials. Vendor receives top holdings information to populate data in fact sheet templates.	Quarterly

Evare LLP	None	Use for standardizing and reformatting data according to the Advisor’s specifications for use in the reconciliation process.	Daily

Factset Data Systems, Inc.	None	Use for provision of quantitative analytics, charting and fundamental data to the Advisor.	Daily

RR Donnelley/WE Andrews	None	Access as printers for the Columbia Funds’ prospectuses, supplements, SAIs, fact sheets and brochures.	Monthly

Merrill and Bowne	None	Access as printers for the Columbia Funds’ prospectuses, supplements and SAIs.	Monthly

Merrill Corporation	None	Use to provide fulfillment of the Columbia Funds’ prospectuses, supplements, SAIs and sales materials.	Monthly

Citigroup	None	Access when assisting in resolving technical difficulties with Yield Book, an analytic software program that the Advisor uses to perform ongoing risk analysis and management of certain fixed income Columbia Funds and fixed income separately managed accounts.	Daily

Mellon Analytical Solutions	None	Use to provide portfolio characteristics to assist in performance reviews and reporting.	Monthly

Eagle Investment Systems Corp./ FT Interactive Systems Corp	None	Eagle is the Portfolio Accounting System for Causeway Capital Management LLC, the investment sub-advisor to certain of the Columbia Funds (Causeway).	Daily

Bloomberg Trade Order Management System	None	Bloomberg is the portfolio trading system for Causeway; holdings data needs is loaded into Bloomberg.	Daily

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IDENTITY OF RECIPIENT	COMPENSATION/ CONSIDERATION RECEIVED	CONDITIONS/RESTRICTIONS ON USE OF INFORMATION	FREQUENCY OF DISCLOSURE
Institutional Shareholder Services (ISS)	None	ISS is a proxy voting research and record keeping service used by Causeway to vote proxies for certain of the Columbia Funds. ISS needs the portfolio holdings to provide Causeway with proxy ballots, research and record keeping services so that Causeway may timely and accurately vote and record proxies for certain of the Columbia Funds.	Daily

Cogent Consulting LLC	None	To facilitate the evaluation of commission rates and to provide flexible commission reporting.	Daily

Moody’s	None	Ongoing portfolio surveillance for ratings they maintain on the Money Market Funds.	Monthly

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INVESTMENT ADVISORY AND OTHER SERVICES

The Advisor and Investment Advisory Services

The Advisor (which is also the Administrator) has been a registered investment advisor since 1995. The Advisor is a wholly owned subsidiary of Columbia Management Group, LLC, which is the primary investment division of Bank of America. The Advisor and Columbia Management Group, LLC are located at 100 Federal Street, Boston MA 02110.

Services Provided

Pursuant to the terms of the Investment Advisory Agreement, the Advisor is responsible for the overall management and supervision of the investment management of each Fund. The Advisor performs its duties subject at all times to the control of the Board and in conformity with the stated policies of each Fund.

The Investment Advisory Agreement generally provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of the Advisor’s obligations or duties thereunder, or any of its respective officers, directors, employees or agents, the Advisor shall not be subject to liability to the Trust or to any shareholder of the Trust for any act or omission in the course of rendering services thereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

The Investment Advisory Agreement became effective with respect to each Fund after approval by the Board, and after an initial two year period, continues from year to year, provided that such continuation of the Investment Advisory Agreement is specifically approved at least annually by the Board, including its Independent Trustees. The Investment Advisory Agreement terminates automatically in the event of its assignment, and is terminable with respect to a Fund at any time without penalty by the Trust (by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund) or by the Advisor on 60 days’ written notice.

The Advisor pays all salaries of officers of the Trust, except for the CCO, a portion of whose salary is paid by the Columbia Funds. The Trust pays all expenses not assumed by the Advisor including, but not limited to, auditing, legal, custodial, shareholder servicing and shareholder reporting expenses. The Trust pays the cost of printing and mailing Fund prospectuses to shareholders. The Distributor pays the cost of printing and distributing all other prospectuses.

Advisory Fee Rates and Fees Paid

The Funds pay the Advisor an annual fee for its investment advisory services, as set forth in the Investment Advisory Agreement, and as shown in the section entitled Management of the Fund — Primary Service Providers in each Fund’s prospectuses. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly. The Advisor also may pay amounts from its own assets to the Distributor and/or to selling and/or servicing agents for services they provide.

The Advisor received fees from the Funds for its services as reflected in the following chart, which shows the net advisory fees paid to the Advisor and the advisory fees waived/reimbursed by the Advisor, where applicable, for the three most recently completed fiscal periods.

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Advisory Fees Paid by the Funds

Fund	Fiscal Year Ended May 31, 2007	Fiscal Year Ended May 31, 2006	Fiscal Year Ended May 31, 2005
High Yield Opportunity Fund
Advisory Fee Paid	$2,456,978	$2,863,146	$3,546,400
Amount Waived/Reimbursed by the Advisor	0	0	0
Strategic Income Fund
Advisory Fee Paid	$9,092,171	$8,118,519	$7,515,216
Amount Waived/Reimbursed by the Advisor	$118,969	0	0

Portfolio Manager(s)

The following provides additional information about the portfolio manager(s) of the Advisor who are responsible for making the day-to-day investment decisions for the Funds. As described in the Management of the Fund — Primary Service Providers section of each Fund’s prospectuses, the portfolio manager(s) of the Advisor who are responsible for the Funds are:

Portfolio Manager(s) of the Advisor

Portfolio Manager	Fund
Kevin L. Cronk	High Yield Opportunity Fund Strategic Income Fund

Thomas A. Lapointe	High Yield Opportunity Fund Strategic Income Fund

Laura A. Ostrander	Strategic Income Fund

Compensation

The Advisor’s portfolio managers received their compensation from the Advisor and its parent company, Columbia Management Group, LLC, in the form of salary, bonus, stock options, restricted stock, and notional investments through an incentive plan, the value of which is measured by reference to the performance of the Columbia Funds in which the account is invested. A portfolio manager’s bonus is variable and generally is based on (1) an evaluation of the portfolio manager’s investment performance and (2) the results of a peer and/or management review of the portfolio manager, which takes into account skills and attributes such as team participation, investment process, communication and professionalism. In evaluating investment performance, the Advisor generally considers the one, three and five year performance of mutual funds and other accounts managed by the portfolio manager relative to the benchmarks and peer groups noted below, emphasizing the portfolio manager’s three and five year performance. The Advisor also may consider a portfolio manager’s performance in managing client assets in sectors and industries assigned to the portfolio manager as part of his/her investment team responsibilities, where applicable. For portfolio managers who also have group management responsibilities, another factor in their evaluation is an assessment of the group’s overall investment performance.

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Performance Benchmarks

Portfolio Manager	Primary Benchmark(s)	Peer Group(s)
Kevin L. Cronk	JPMorgan Global High Yield Index (High Yield Opportunity Fund) Lehman Brothers Government/Credit Bond Index (Strategic Income Fund)	Lipper High Current Yield Classification (High Yield Opportunity Fund) Lipper Multi-Sector Income Classification (Strategic Income Fund)

Thomas A. LaPointe	JPMorgan Global High Yield Index (High Yield Opportunity Fund) Lehman Brothers Government/Credit Bond Index (Strategic Income Fund)	Lipper High Current Yield Classification (High Yield Opportunity Fund) Lipper Multi-Sector Income Classification (Strategic Income Fund)

Laura A. Ostrander	Lehman Brothers Government/Credit Bond Index (Strategic Income Fund)	Lipper Multi-Sector Income Classification (Strategic Income Fund)

The size of the overall bonus pool each year is determined by Columbia Management Group, LLC and depends on, among other factors, the levels of compensation generally in the investment management industry (based on market compensation data) and the Advisor’s profitability for the year, which is largely determined by assets under management.

Other Accounts

The following table shows the number and assets of other investment accounts (or portions of investment accounts) that the portfolio manager(s) of the Advisor managed, as of May 31, 2007.

Other Accounts Managed by the Portfolio Manager(s)

Portfolio Manager	Other SEC-registered open-end and closed-end funds		Other pooled investment vehicles		Other accounts
	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets
Kevin Cronk(a)	12	$8.4 billion	6	$223 million	4	$243 million
Kevin Cronk(b)	12	$7.0 billion	6	$223 million	4	$243 million
Thomas LaPointe(a)	12	$8.4 billion	6	$223 million	4	$243 million
Thomas LaPointe(b)	12	$6.9 billion	6	$223 million	4	$243 million
Laura Ostrander(b)	2	$1.9 billion	0	$0	10	$1.5 million

(a)	“Other SEC-registered open-end and closed-end funds” represents funds other than High Yield Opportunity Fund.
(b)	“Other SEC-registered open-end and closed-end funds” represents funds other than Strategic Income Fund.

The following table shows the number and assets of the above accounts (or portions of such accounts) for which the advisory fee is based on performance, as of May 31, 2007.

Other Accounts Managed by the Portfolio Manager(s) for which the Advisory Fee is Based on Performance

Portfolio Manager	Other SEC-registered open-end and closed-end funds		Other pooled investment vehicles		Other accounts
	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets
Kevin Cronk(a)	0	$0	0	$0	0	$0
Kevin Cronk(b)	0	$0	0	$0	0	$0
Thomas LaPointe(a)	0	$0	0	$0	0	$0
Thomas LaPointe(b)	0	$0	0	$0	0	$0
Laura Ostrander(b)	0	$0	0	$0	0	$0

(a)	“Other SEC-registered open-end and closed-end funds” represents funds other than High Yield Opportunity Fund.
(b)	“Other SEC-registered open-end and closed-end funds” represents funds other than Strategic Income Fund.

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Ownership of Securities

The table below shows the dollar ranges of shares of each Fund beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the 1934 Act) by the Advisor’s portfolio manager(s), as of May 31, 2007

Portfolio Manager Ownership of the Funds as of May 31, 2007

Portfolio Manager	Fund	Dollar Range of Equity Securities in the Fund Beneficially Owned
Kevin Cronk	High Yield Opportunity Fund	$10,001 – $50,000(a)
Kevin Cronk	Strategic Income Fund	$0
Thomas LaPointe	High Yield Opportunity Fund	$0 – $10,000(a)
Thomas LaPointe	Strategic Income Fund	$0 – $10,000(a)
Laura Ostrander	Strategic Income Fund	$10,001 – $50,000(a)

(a)	Notional investments through a deferred compensation account.

The Advisor’s Portfolio Managers and Potential Conflicts of Interests

Like other investment professionals with multiple clients, a Fund’s portfolio manager(s) may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The Advisor and the Funds have adopted compliance policies and procedures that attempt to address certain of the potential conflicts that portfolio managers face in this regard. Certain of these conflicts of interest are summarized below.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (performance fee accounts), may raise potential conflicts of interest for a portfolio manager by creating an incentive to favor higher fee accounts.

Potential conflicts of interest also may arise when a portfolio manager has personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to the Advisor’s Code of Ethics and certain limited exceptions, the Advisor’s investment professionals do not have the opportunity to invest in client accounts, other than the Funds.

A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. The effects of this potential conflict may be more pronounced where funds and/or accounts managed by a particular portfolio manager have different investment strategies.

A portfolio manager may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the Funds. A portfolio manager’s decision as to the selection of broker/dealers could produce disproportionate costs and benefits among the Funds and the other accounts the portfolio manager manages.

A potential conflict of interest may arise when a portfolio manager buys or sells the same securities for a Fund and other accounts. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the Advisor’s trading desk may, to the extent consistent with applicable laws and regulations, aggregate the securities to be sold or bought in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if a portfolio manager favors one account over another in allocating the securities bought or sold.

“Cross trades,” in which a portfolio manager sells a particular security held by a Fund to another account (potentially saving transaction costs for both accounts), could involve a potential conflict of interest if, for example, a portfolio manager is permitted to sell a security from one account to another account at a higher price

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than an independent third party would pay. The Advisor and the Funds have adopted compliance procedures that provide that any transactions between the Fund and another account managed by the Advisor are to be made at an independent current market price, consistent with applicable laws and regulation.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts managed by its portfolio manager(s). Depending on another account’s objectives and other factors, a portfolio manager may give advice to and make decisions for a Fund that may differ from advice given, or the timing or nature of decisions made, with respect to another account. A portfolio manager’s investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a portfolio manager may buy or sell a particular security for certain accounts, and not for a Fund, even though it could have been bought or sold for the Fund at the same time. A portfolio manager also may buy a particular security for one or more accounts when one or more other accounts are selling the security (including short sales). There may be circumstances when a portfolio manager’s purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts, including the Funds.

A Fund’s portfolio manager(s) also may have other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Fund and other accounts. Many of the potential conflicts of interest to which the Advisor’s portfolio managers are subject are essentially the same or similar to the potential conflicts of interest related to the investment management activities of the Advisor and its affiliates. See Investment Advisory and Other Services — Other Roles and Relationships of Bank of America and its Affiliates — Certain Conflicts of Interest for more information about conflicts of interest, including those that relate to the Advisor and its affiliates.

The Administrator

Columbia Management Advisors, LLC (which is also the Advisor) serves as Administrator of the Funds.

Services Provided

Pursuant to the terms of the Administration Agreement, the Administrator has agreed to, among other things, (i) provide office space, equipment and clerical personnel; (ii) arrange, if desired by the Trust, for its directors, officers and employees to serve as Trustees, officers or agents of each Fund; (iii) prepare and, if applicable, file all documents required for compliance by each Fund with applicable laws and regulations; (iv) prepare agendas and supporting documents for and minutes of meetings of Trustees, committees of Trustees and shareholders; (v) coordinate and oversee the activities of each Fund’s other third party service providers; and (vi) maintain certain books and records of each Fund.

Administration Fee Rates and Fees Paid

The Administrator receives fees as compensation for its services, which are computed daily and paid monthly, at the annual rates shown in the table below.

Administration Fee Rates

Fund	Administration Fee Rate, as a % of Average Daily Net Assets
High Yield Opportunity Fund	0.00%

Strategic Income Fund	0.00%

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The following chart shows the net administration fees paid to the Administrator for the three most recently completed fiscal periods.

Administration Fees Paid by the Funds

Fund	Fiscal Year Ended May 31, 2007	Fiscal Year Ended May 31, 2006	Fiscal Year Ended May 31, 2005
High Yield Opportunity Fund
Administration Fee Paid	—	—	—
Amount Waived/Reimbursed by the Administrator	—	—	—
Strategic Income Fund
Administration Fee Paid	—	—	—
Amount Waived/Reimbursed by the Administrator	—	—	—

Pricing and Bookkeeping Services

State Street Bank and Trust Company is responsible for providing certain pricing and bookkeeping services to the Funds.

Services Provided

Effective December 15, 2006, the Funds entered into a Financial Reporting Services Agreement with State Street Bank and Trust Company and Columbia Management Advisors, LLC (the Financial Reporting Services Agreement) pursuant to which State Street Bank and Trust Company provides financial reporting services to the Funds. Also effective December 15, 2006, the Funds entered into an Accounting Services Agreement with State Street Bank and Trust Company and Columbia Management Advisors, LLC (collectively with the Financial Reporting Services Agreement, the State Street Agreements) pursuant to which State Street Bank and Trust Company provides accounting services to the Funds. Under the State Street Agreements, the Funds pay State Street Bank and Trust Company an annual fee of $38,000 paid monthly. In addition, the Funds pay a monthly fee based on an annualized percentage rate of average daily net assets of the Funds for the month. The aggregate fee during any years shall not exceed $140,000 annually (exclusive of out-of-pocket expenses and charges). The Funds also reimburse State Street Bank and Trust Company for certain out-of-pocket expenses and charges.

Effective December 15, 2006, the Funds entered into a Pricing and Bookkeeping Oversight and Services Agreement (the Services Agreement) with Columbia Management Advisors, LLC. Under the Services Agreement, Columbia Management Advisors, LLC provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street Bank and Trust Company. Under the Services Agreement, the Funds reimburse Columbia Management Advisors, LLC for out-of-pocket expenses and direct internal costs relating to accounting oversight and for services relating to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002.

Prior to December 15, 2006, Columbia Management Advisors, LLC was responsible for providing pricing and bookkeeping services to the Funds under a pricing and bookkeeping agreement and was entitled to receive an annual fee at the same rate described above under the State Street Agreements. Under separate agreements between Columbia Management Advisors, LLC and State Street Bank and Trust Company, Columbia Management Advisors, LLC delegated certain functions to State Street Bank and Trust Company. As a result of the delegation, the total fees payable under the pricing and bookkeeping agreement (other than certain reimbursements paid to Columbia Management Advisors, LLC and discussed below) were paid to State Street Bank and Trust Company. The Funds also reimbursed Columbia Management Advisors, LLC for out-of-pocket

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expenses and charges, including fees payable to third parties for pricing the Funds’ portfolio securities and direct internal costs incurred by Columbia Management Advisors, LLC in connection with providing fund accounting oversight and monitoring and certain other services.

Pricing and Bookkeeping Fees Paid

Columbia Management Advisors, LLC and State Street Bank and Trust Company received fees from the Funds for their services as reflected in the following chart, which shows the net pricing and bookkeeping fees paid to State Street Bank and Trust Company and to Columbia Management Advisors, LLC for the three most recently completed fiscal years.

Pricing and Bookkeeping Fees Paid by the Funds

Fund	Fiscal Year Ended May 31, 2007	Fiscal Year Ended May 31, 2006	Fiscal Year Ended May 31, 2005
High Yield Opportunity Fund	$152,550	$155,541	$200,820
Strategic Income Fund	$225,334	$281,324	$397,242

The Principal Underwriter/Distributor

Columbia Management Distributors, Inc. is the principal underwriter and distributor of the shares of the Funds. Its address is: One Financial Center, Boston, MA 02111.

Distribution Obligations

Pursuant to a Distribution Agreement, the Distributor, as agent, sells shares of the Funds on a continuous basis and transmits purchase and redemption orders that it receives to the Trust or the Transfer Agent. Additionally, the Distributor has agreed to use appropriate efforts to solicit orders for the sale of shares and to undertake advertising and promotion as it believes appropriate in connection with such solicitation. Pursuant to the Distribution Agreement, the Distributor, at its own expense, finances those activities which are primarily intended to result in the sale of shares of the Funds, including, but not limited to, advertising, compensation of underwriters, dealers and sales personnel, the printing of prospectuses to other than existing shareholders, and the printing and mailing of sales literature. The Distributor, however, may be compensated or reimbursed for all or a portion of such expenses to the extent permitted by a Distribution Plan adopted by the Trust pursuant to Rule 12b-1 under the 1940 Act.

The Distribution Agreement became effective with respect to each Fund after approval by its Board, and continues from year to year, provided that such continuation of the Distribution Agreement is specifically approved at least annually by the Board, including its Independent Trustees. The Distribution Agreement terminates automatically in the event of its assignment, and is terminable with respect to each Fund at any time without penalty by the Trust (by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund) or by the Distributor on 60 days’ written notice.

Underwriting Commissions

The following table shows all commissions and other compensation received by the Distributor, as well as amounts the Distributor retained during the Funds’ three most recent fiscal years.

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Underwriting Commissions Paid by the Funds and Retained by the Distributor

Fund	Fiscal Year Ended May 31, 2007	Fiscal Year Ended May 31, 2006	Fiscal Year Ended May 31, 2005
High Yield Opportunity Fund
Class A Paid	$180,876.43	$238,718.38	$297,630.19
Class A Retained	$20,972 (underwriting discounts) $92 (CDSC)	$27,585 (underwriting discounts) $34 (CDSC)	$18,380 (underwriting discounts) $6,551 (CDSC)
Class B Retained	$212,064	$388,225	$656,147
Class C Retained	$1,599	$1,886	$9,909

Strategic Income Fund
Class A Paid	$1,500,657.91	$1,857,415.20	$1,073,536.08
Class A Retained	$179,284 (underwriting discounts) $2,907 (CDSC)	$220,781 (underwriting discounts) $4,857 (CDSC)	$132,086 (underwriting discounts) $583 (CDSC)
Class B Retained	$401,532	$622,055	$899,725
Class C Retained	$16,683	$23,282	$6,086

Other Roles and Relationships of Bank of America and its Affiliates — Certain Conflicts of Interest

As described above in the Investment Advisory and Other Services section of this SAI, and in the Management of the Fund — Primary Service Providers section of each Fund’s prospectus, the Advisor, Administrator, Distributor and Transfer Agent, all affiliates of Bank of America, receive compensation from the Funds for the various services they provide to the Funds. Additional information as to the specific terms regarding such compensation is set forth in these affiliated service providers’ contracts with the Funds, each of which is included as an exhibit to Part C of each Fund’s registration statement.

In many instances, the compensation paid to the Advisor and other Bank of America affiliates for the services they provide to the Funds is based, in some manner, on the size of the Funds’ assets under management. As the size of the Funds’ assets under management grows, so does the amount of compensation paid to the Advisor and other Bank of America affiliates for providing services to the Funds. This relationship between Fund assets and affiliated service provider compensation may create economic and other conflicts of interests of which Fund investors should be aware. These potential conflicts of interest, as well as additional ones, are discussed in detail below and also are addressed in other disclosure materials, including the Funds’ prospectuses. These conflicts of interest also are highlighted in account documentation and other disclosure materials of Bank of America affiliates that make available or offer the Columbia Funds as investments in connection with their respective products and services. In addition, Part IA of the Advisor’s Form ADV, which it must file with the SEC as an investment advisor registered under the Investment Advisers Act of 1940, provides information about the Advisor’s business, assets under management, affiliates and potential conflicts of interest. Part IA of the Advisor’s Form ADV is available online through the SEC’s website at www.adviserinfo.sec.gov.

Additional actual or potential conflicts of interest and certain investment activity limitations that could affect the Funds may arise from the financial services activities of Bank of America and its affiliates, including the investment advisory/management services it provides for clients and customers other than the Funds. In this regard, Bank of America is a major financial services company, engaged in a wide range of financial activities beyond the mutual fund-related activities of the Advisor, including, among others, commercial banking, investment banking, broker/dealer (sales and trading), asset management, insurance and other financial activities. The broad range of financial services activities of Bank of America and its affiliates may involve multiple

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advisory, transactional, lending, financial and other interests in securities and other instruments, and in companies, that may be bought, sold or held by the Funds. The following describes certain actual and potential conflicts of interest that may be presented.

Actual and Potential Conflicts of Interest Related to the Investment Advisory/Management Activities of Bank of America and its Affiliates in Connection With Other Advised/Managed Funds and Accounts

The Advisor and other affiliates of Bank of America may advise or manage funds and accounts other than the Funds. In this regard, Bank of America and its affiliates may provide investment advisory/management and other services to other advised/managed funds and accounts that are similar to those provided to the Funds. The Advisor and Bank of America’s other investment advisor affiliates (including Marsico Capital Management, LLC and Columbia Wanger Asset Management, L.P.) will give advice to and make decisions for all advised/managed funds and accounts, including the Funds, as they believe to be in that fund’s and/or account’s best interests, consistent with their fiduciary duties. The Funds and the other advised/managed funds and accounts of Bank of America and its affiliates are separately and potentially divergently managed, and there is no assurance that any investment advice Bank of America and its affiliates give to other advised/managed funds and accounts will also be given simultaneously or otherwise to the Funds.

A variety of other actual and potential conflicts of interest may arise from the advisory relationships of the Advisor and other Bank of America affiliates with other clients and customers. Advice given to the Funds and/or investment decisions made for the Funds by the Advisor or other Bank of America affiliates may differ from, or may conflict with, advice given to and/or investment decisions made for other advised/managed funds and accounts. As a result, the performance of the Funds may differ from the performance of other funds or accounts advised/managed by the Advisor or other Bank of America affiliates. Similarly, a position taken by Bank of America and its affiliates, including the Advisor, on behalf of other funds or accounts may be contrary to a position taken on behalf of the Funds. Moreover, Bank of America and its affiliates, including the Advisor, may take a position on behalf of other advised/managed funds and accounts, or for their own proprietary accounts, that is adverse to companies or other issuers in which the Funds are invested. For example, the Funds may hold equity securities of a company while another advised/managed fund or account may hold debt securities of the same company. If the portfolio company were to experience financial difficulties, it might be in the best interest of the Funds for the company to reorganize while the interests of the other advised/managed fund or account might be better served by the liquidation of the company. This type of conflict of interest could arise as the result of circumstances that cannot be generally foreseen within the broad range of investment advisory/management activities in which Bank of America and its affiliates engage.

Investment transactions made on behalf of other funds or accounts advised/managed by the Advisor or other Bank of America affiliates also may have a negative effect on the value, price or investment strategies of the Funds. For example, this could occur if another advised/managed fund or account implements an investment decision ahead of, or at the same time as, the Funds and causes the Funds to experience less favorable trading results than they otherwise would have experienced based on market liquidity factors. In addition, the other funds and accounts advised/managed by the Advisor and other Bank of America affiliates, including the other Columbia Funds, may have the same or very similar investment objective and strategies as the Funds. In this situation, the allocation of, and competition for, investment opportunities among the Funds and other funds and/or accounts advised/managed by the Advisor or other Bank of America affiliates may create conflicts of interest especially where, for example, limited investment availability is involved. The Advisor has adopted policies and procedures addressing the allocation of investment opportunities among the Funds and other funds and accounts advised by the Advisor and other affiliates of Bank of America. For more information, see Investment Advisory and Other Services — Advisor and Investment Advisory Services — Portfolio Manager(s) — The Advisor’s Portfolio Managers and Potential Conflicts of Interests.

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Sharing of Information among Advised/Managed Accounts

Bank of America and its affiliates also may possess information that could be material to the management of a Fund and may not be able to, or may determine not to, share that information with the Fund, even though the information might be beneficial to the Fund. This information may include actual knowledge regarding the particular investments and transactions of other advised/managed funds and accounts, as well as proprietary investment, trading and other market research, analytical and technical models, and new investment techniques, strategies and opportunities. Depending on the context, Bank of America and its affiliates generally will have no obligation to share any such information with the Funds. In general, employees of Bank of America and its affiliates, including the portfolio managers of the Advisor, will make investment decisions without regard to information otherwise known by other employees of Bank of America and its affiliates, and generally will have no obligation to access any such information and may, in some instances, not be able to access such information because of legal and regulatory constraints or the internal policies and procedures of Bank of America and its affiliates. For example, if the Advisor or another Bank of America affiliate, or their respective employees, come into possession of non-public information regarding another advised/managed fund or account, they may be prohibited by legal and regulatory constraints, or internal policies and procedures, from using that information in connection with transactions made on behalf of the Funds. For more information, see Investment Advisory and Other Services — Advisor and Investment Advisory Services — Portfolio Manager(s) — The Advisor’s Portfolio Managers and Potential Conflicts of Interests.

Soft Dollar Benefits

Certain products and services, commonly referred to as “soft dollar services,” (including, to the extent permitted by law, research reports, economic and financial data, financial publications, proxy analysis, computer databases and other research-oriented materials) that the Advisor may receive in connection with brokerage services provided to a Fund may have the inadvertent effect of disproportionately benefiting other advised/managed funds or accounts. This could happen because of the relative amount of brokerage services provided to a Fund as compared to other advised/managed funds or accounts, as well as the relative compensation paid by a Fund.

Services Provided to Other Advised/Managed Accounts

Bank of America and its affiliates also may act as an investment advisor, investment manager, administrator, transfer agent, custodian, trustee, broker/dealer, agent, or in another capacity, for advised/managed funds and accounts other than the Funds, and may receive compensation for acting in such capacity. This compensation that the Advisor, Distributor and Transfer Agent and other Bank of America affiliates receive could be greater than the compensation Bank of America and its affiliates receive for acting in the same or similar capacity for the Funds. In addition, the Advisor, Distributor and Transfer Agent and other Bank of America affiliates may receive other benefits, including enhancement of new or existing business relationships. This compensation and/or the benefits that Bank of America and its affiliates may receive from other advised/managed funds and accounts and other relationships could potentially create incentives to favor other advised/managed funds and accounts over the Funds. Trades made by Bank of America and its affiliates for the Funds may be, but are not required to be, aggregated with trades made for other funds and accounts advised/managed by the Advisor and other Bank of America affiliates. If trades are aggregated among the Funds and those other funds and accounts, the various prices of the securities being traded may be averaged, which could have the potential effect of disadvantaging the Funds as compared to the other funds and accounts with which trades were aggregated.

Proxy Voting

Although the Advisor endeavors to make all proxy voting decisions with respect to the interests of the Funds for which it is responsible in accordance with its proxy voting policies and procedures, the Advisor’s proxy voting decisions with respect to a Fund’s portfolio securities may nonetheless benefit other advised/managed

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funds and accounts, and/or clients, of Bank of America and its affiliates. The Advisor has adopted proxy voting policies and procedures that are designed to provide that all proxy voting is done in the best interests of its clients, including the Funds, without any resulting benefit or detriment to the Advisor and/or its affiliates, including Bank of America and its affiliates. For more information about the Advisor’s proxy voting policies and procedures, see Investment Advisory and Other Services — Proxy Voting Policies and Procedures.

Certain Trading Activities

The directors/trustees, officers and employees of Bank of America and its affiliates may buy and sell securities or other investments for their own accounts, and in doing so may take a position that is adverse to the Funds. In order to reduce the possibility that such personal investment activities of the directors/trustees, officers and employees of Bank of America and its affiliates will materially adversely affect the Funds, Bank of America and its affiliates have adopted policies and procedures, and the Funds, the Board, the Advisor and the Distributor have each adopted a Code of Ethics that addresses such personal investment activities. For more information, see Investment Advisory and Other Services — Codes of Ethics.

Affiliate Transactions

Subject to applicable legal and regulatory requirements, the Funds may enter into transactions in which Bank of America and/or its affiliates may have an interest that potentially conflicts with the interests of the Funds. For example, BAS may sell securities to the Funds from an offering in which it is an underwriter or from securities that it owns as a dealer, subject to applicable legal and regulatory requirements.

Investment Limitations Arising from Bank of America Activities

Regulatory restrictions applicable to Bank of America and its affiliates may limit the Funds’ investment activities in various ways. For example, regulations regarding certain industries and markets, such as those in emerging or international markets, and certain transactions, such as those involving certain futures and derivatives, may impose a cap on the aggregate amount of investments that may be made by affiliated investors, including accounts managed by the same affiliated manager, in the aggregate or in individual issuers. At certain times, Bank of America and its affiliates also may be restricted in the securities that can be bought or sold for the Funds and other advised/managed funds and accounts because of the investment banking, lending or other relationships Bank of America and its affiliates have with the issuers of securities. This could happen, for example, if the Funds and/or other advised/managed funds and accounts desired to buy a security issued by a company for which Bank of America or its affiliates served as underwriter. The internal policies and procedures of Bank of America and its affiliates covering these types of regulatory restrictions and addressing similar issues also may at times restrict the Funds’ investment activities. A client not advised by Bank of America and its affiliates would not be subject to many of these restrictions. See also About the Funds’ Investments — Certain Investment Activity Limits.

Actual and Potential Conflicts of Interest Related to Bank of America and its Affiliates’ Non-Advisory Relationships with Clients and Customers other than the Funds

The lending, investment banking and other relationships that Bank of America and its affiliates may have with companies and other entities in which a Fund may invest can give rise to actual and potential conflicts of interest. Subject to applicable legal and regulatory requirements, a Fund may invest (a) in the securities of Bank of America and/or its affiliates and/or in companies in which Bank of America and its affiliates have a lending, investment banking, equity, debt or other interest, and/or (b) in the securities of companies held by other Columbia Funds. The purchase, holding and sale of such securities by a Fund may enhance the profitability and the business interests of Bank of America and/or its affiliates and/or other Columbia Funds. There also may be limitations as to the sharing with the Advisor of information derived from the non-investment advisory/management activities of Bank of America and its affiliates because of legal and regulatory constraints and

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internal policies and procedures (such as information barriers and ethical walls). Because of these limitations, Bank of America and its affiliates generally will not share information derived from its non-investment advisory/management activities with the Advisor.

Actual and Potential Conflicts of Interest Related to Bank of America Affiliates’ Marketing and Use of the Columbia Funds as an Investment Options

Bank of America and its affiliates also provide a variety of products and services that, in some manner, may utilize the Columbia Funds as investment options. For example, the Columbia Funds may be offered as investments in connection with brokerage and other securities products offered by BAI, and may be utilized as investments in connection with fiduciary, investment management and other accounts offered by U.S. Trust, Bank of America Private Wealth Management, as well as for other Columbia Funds structured as “funds of funds.” In addition, the Columbia Money Market Funds are offered as an investment option for a variety of cash management and “sweep” account programs offered by Bank of America and its affiliates. The Columbia Funds also may use the Columbia Money Market Funds for cash investment purposes. The use of the Columbia Funds in connection with other products and services offered by Bank of America and its affiliates may introduce economic and other conflicts of interest. These conflicts of interest are highlighted in account documentation and other disclosure materials for the other products and services offered by Bank of America and its affiliates.

Bank of America and its affiliates, including the Advisor, may make payments to their affiliates in connection with the promotion and sale of the Funds’ shares, in addition to the sales-related and other compensation that these parties may receive from the Funds. As a general matter, personnel of Bank of America and its affiliates, including BAI, do not receive compensation in connection with their sales or use of the Funds that is greater than that paid in connection with their sales of other comparable products and services. Nonetheless, because the compensation that the Advisor and other affiliates of Bank of America may receive for providing services to the Funds is generally based on the Funds’ assets under management and those assets will grow as shares of the Funds are sold, potential conflicts of interest may exist. See Brokerage Allocation and Other Practices — Additional Financial Intermediary Payments for more information.

Other Services Provided

The Transfer Agent

Columbia Management Services, Inc. acts as Transfer Agent for each Fund’s shares and can be contacted at P.O. Box 8081, Boston, MA 02286-8081. Under the Transfer Agency Agreement, the Transfer Agent provides transfer agency, dividend disbursing agency and shareholder servicing agency services to the Funds. Effective April 1, 2006, the Funds pay the Transfer Agent an annual transfer agency fee of $17.00 per account, payable monthly. In addition, the Funds may pay the Transfer Agent for the fees and expenses the Transfer Agent pays to third party dealer firms that maintain omnibus accounts with the Funds, subject to a cap equal to 0.11% of a Fund’s net assets represented by the account. The Funds also pay certain reimbursable out-of-pocket expenses to the Transfer Agent, and the Transfer Agent also may retain as additional compensation for its services revenues for fees for wire, telephone and sell orders, IRA trustee agent fees and account transcripts due the Transfer Agent from Fund shareholders and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Funds. For the period November 1, 2005 to March 31, 2006, the Funds paid the Transfer Agent an annual fee of $15.23 per account, payable monthly.

The Transfer Agent retains BFDS/DST, 2 Heritage Drive, North Quincy, MA 02171 as the Funds’ sub-transfer agent. BFDS/DST assists the Transfer Agent in carrying out its duties.

The Custodian

State Street Bank and Trust Company, which is located at Two Avenue de Lafayette, LCC/4S, Boston, MA 02111 acts as the Funds’ Custodian. As Custodian, State Street Bank and Trust Company is responsible for safeguarding the Funds’ cash and securities, receiving and delivering securities and collecting the Funds’ interest and dividends.

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Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, which is located at 125 High Street, Boston, MA 02110, is the Funds’ independent registered public accounting firm. The Funds issue unaudited financial statements semi-annually and audited financial statements annually. The annual financial statements for the Funds’ fiscal year ended May 31, 2007 have been audited by PricewaterhouseCoopers LLP. The Board has selected PricewaterhouseCoopers LLP as the independent registered public accounting firm to audit the Funds’ books and review its tax returns for the fiscal year ended May 31, 2008.

Counsel

Ropes & Gray LLP serves as legal counsel to the Trust. Its address is One International Place, Boston, Massachusetts 02110.

Distribution and Servicing Plans

The Trust has adopted distribution and shareholder servicing plans for the Class A shares, Class B shares, Class C and Class J shares of the Funds. See Capital Stock and Other Securities for information about which Funds offer which classes of shares.

Under the Distribution Plan, the High Yield Opportunity Fund pays the Distributor a monthly service fee at an annual rate of 0.25% of the average daily net assets attributed to Class A, Class B and Class C shares and for its Class A, Class B, Class C and Class J shares, Strategic Income Fund pays the Distributor a monthly service fee at an annual rate of 0.15% on net assets attributable to Fund shares issued prior to January 1, 1993 and 0.25% on net assets attributable to Fund shares issued thereafter. Each Fund also pays the Distributor a monthly distribution fee at an annual rate of 0.75% of the Fund’s average daily net assets attributed to its Class B and C shares and up to 0.35% of the Strategic Income Fund’s average daily net assets attributed to Class J shares. At this time, the Distributor has voluntarily agreed to waive a portion of the Class C share distribution fee so that it does not exceed 0.60% annually. This arrangement may be modified or terminated by Columbia Funds at any time.

Under the shareholder servicing plan, the Board must review, at least quarterly, a written report of the amounts paid under the servicing agreements and the purposes for which those expenditures were made. The initial term of the shareholder servicing plan is one year and it will continue in effect from year to year after its initial one-year term provided that its continuance is specifically approved at least annually by a majority of the Board, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the shareholder servicing plan or in any agreement related to it. Any material amendment to the shareholder servicing plan or in any agreement related to it. Any material amendment to the shareholder servicing plan must be approved in the same manner. The shareholder servicing plan is terminable at any time with respect to the Funds by a vote of a majority of the Independent Trustees. While the shareholder servicing plan is in effect, only the Independent Trustees may select and nominate any future Independent Trustees.

During the most recently completed fiscal year, the Distributor received distribution and service fees from the Funds for its services as reflected in the following chart.

Rule 12b-1 Fees Paid by the Funds for the Fiscal Year Ended May 31, 2007

Fund	Class A Shares	Class B Shares	Class C Shares	Class Z Shares
High Yield Opportunity Fund
Service Fee	$660,777	$277,507	$54,988	$—
Distribution Fee	$—	$832,522	$164,918	$—
Fees Waived by the Distributor	$—	$—	$32,947	$—

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Rule 12b-1 Fees Paid by the Funds for the Fiscal Year Ended May 31, 2007

Fund	Class A Shares	Class B Shares	Class C Shares	Class J Shares	Class Z Shares
Strategic Income Fund
Service Fee	$1,853,602	$628,529	$214,385	$366,926	$—
Distribution Fee	$—	$1,931,463	$658,718	$526,203	$—
Fees Waived by the Distributor	$—	$—	$132,307	$—	$—

The Distributor may use the entire amount of its fees to defray the costs of commissions and service fees paid to selling and/or servicing agents and for certain other purposes. Since the distribution and service fees are payable regardless of the Distributor’s expenses, the Distributor may realize a profit from the fees. The Distribution Plan authorizes any other payments by the Funds to the Distributor and its affiliates (including the Advisor) to the extent that such payments might be construed to be indirectly financing of distribution of a Fund’s shares.

The Trustees believe the Distribution Plan could be a significant factor in the growth and retention of a Fund’s assets resulting in more advantageous expense ratios and increased investment flexibility which could benefit each class of Fund shareholders. The Distribution Plan will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the Trustees, including the Independent Trustees. The Distribution Plan may not be amended to increase the fee materially without approval by vote of a majority of the outstanding voting securities of the relevant class of shares, and all material amendments of the Distribution Plan must be approved by the Trustees in the manner provided in the foregoing sentence. The Distribution Plan may be terminated at any time by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of the relevant class of shares.

Codes of Ethics

The Funds, the Advisor and the Distributor have adopted Codes of Ethics pursuant to the requirements of the 1940 Act, including Rule 17j-1 under the 1940 Act. These Codes of Ethics permit personnel subject to the Codes of Ethics to invest in securities, including securities that may be bought or held by the Funds. These Codes of Ethics are included as exhibits to Part C of the Funds’ registration statement. These Codes of Ethics can be reviewed and copied at the SEC’s Public Reference Room and may be obtained by calling the SEC at 202.551.8090; they also are available on the SEC’s website at www.sec.gov, and may be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Proxy Voting Policies and Procedures

The Funds have delegated to the Advisor the responsibility to vote proxies relating to portfolio securities held by the Funds. In deciding to delegate this responsibility to the Advisor, the Board reviewed and approved the policies and procedures adopted by the Advisor. These included the procedures that the Advisor follows when a vote presents a conflict between the interests of the Funds and its shareholders and the Advisor, its affiliates, its other clients or other persons.

The Advisor’s policy is to vote all proxies for Fund securities in a manner considered by the Advisor to be in the best interest of the Funds and their shareholders without regard to any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor examines each proposal and votes against the proposal, if, in its judgment, approval or adoption of the proposal would be expected to impact adversely the current or potential market value of the issuer’s securities. The Advisor also examines each proposal and votes the proxies against the proposal, if, in its judgment, the proposal would be expected to affect adversely the best interest of the Funds. The Advisor determines the best interest of the Funds in light of the potential economic return on each Fund’s investment.

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The Advisor seeks to address potential material conflicts of interest by having predetermined voting guidelines. For those proposals that require special consideration or in instances where special circumstances may require varying from the predetermined guideline, the Advisor’s Proxy Committee determines the vote in the best interest of the Funds, without consideration of any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor’s Proxy Committee is composed of representatives of the Advisor’s equity investments, equity research, compliance, legal and fund administration functions. In addition to the responsibilities described above, the Proxy Committee has the responsibility to review, on a semi-annual basis, the Advisor’s proxy voting policies to ensure consistency with internal and regulatory agency policies and to develop additional predetermined voting guidelines to assist in the review of proxy proposals.

The Proxy Committee may vary from a predetermined guideline if it determines that voting on the proposal according to the predetermined guideline would be expected to impact adversely the current or potential market value of the issuer’s securities or to affect adversely the best interest of the Funds. References to the best interests of the Funds refer to the interest of the Funds in terms of the potential economic return on the client’s investment. In determining the vote on any proposal, the Proxy Committee does not consider any benefit other than benefits to the Funds. A member of the Proxy Committee is prohibited from voting on any proposal for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal. Persons making recommendations to the Proxy Committee or its members are required to disclose to the Committee any relationship with a party making a proposal or other matter known to the person that would create a potential conflict of interest.

The Advisor has retained Glass-Lewis & Co., a third-party vendor, to implement its proxy voting process. Glass-Lewis & Co. provides proxy analysis, record keeping services and vote disclosure services.

Information regarding how the Columbia Funds (except certain Columbia Funds that do not invest in voting securities) voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 will be available by August 31 of this year free of charge: (i) through the Columbia Funds website at www.columbiafunds.com; and (ii) on the SEC’s website at www.sec.gov. For a copy of the Advisor’s policies and procedures that are used to determine how to vote proxies relating to portfolio securities held by the Columbia Funds, see Appendix B to this SAI.

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FUND GOVERNANCE

The Board

Responsibilities

The Board oversees the Trust and the Funds. The Trustees have a fiduciary duty to protect shareholders’ interests when supervising and overseeing the management and operations of the Trust and have the responsibility of assuring that the Trust’s Funds are managed in the best interests of shareholders. The following table provides basic information about the Trustees as of the date of this SAI, including their principal occupations during the past five years, although their specific titles may have varied over the period. The mailing address of each Trustee is: c/o Columbia Management Advisors, LLC, One Financial Center, Mail Stop MA5-515-11-05, Boston, MA 02111.

Independent Trustee Biographical Information

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected to a Board in the Columbia Funds Complex	Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee
Thomas C. Theobald (Born 1937) Trustee and Chairman of the Board	1996	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September 2004; Managing Director, William Blair Capital Partners (private equity investing) from September 1994 to September 2004	68	Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services); and Ambac Financial Group (financial guaranty insurance)

Douglas A. Hacker (Born 1955) Trustee	1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines (airline) from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	68	Nash Finch Company (food distributor); and Aircastle Limited (aircraft leasing)

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Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected to a Board in the Columbia Funds Complex	Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee
Janet Langford Kelly (Born 1957) Trustee	1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September, 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004; Executive Vice President — Corporate Development and Administration, General Counsel and Secretary, Kellogg Company (food manufacturer) from September 1999 to August 2003	68	None

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Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected to a Board in the Columbia Funds Complex	Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee
Richard W. Lowry (Born 1936) Trustee	1995	Private Investor since August 1987 (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation (building products manufacturer) until 1987)	68	Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Charles R. Nelson (Born 1942) Trustee	1981	Professor of Economics, University of Washington since January 1976; Ford and Louisa University of Washington Van Voorhis Professor of Political Economy, University of Washington, since September 1993; Director, Institute for Economic Research, University of Washington from September 2001 to June 2003; Adjunct Professor of Statistics, University of Washington since September 1980; Associate Editor, Journal of Money Credit and Banking since September 1993; consultant on econometric and statistical matters	68	None

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Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected to a Board in the Columbia Funds Complex	Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee
John J. Neuhauser (Born 1943) Trustee	1985	President, Saint Michael’s College, since August 2007; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005	68	Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Patrick J. Simpson (Born 1944) Trustee	2000	Partner, Perkins Coie L.L.P. (law firm)	68	None

Thomas E. Stitzel (Born 1936) Trustee	1998	Business Consultant since 1999; Chartered Financial Analyst	68	None

Anne-Lee Verville (Born 1945) Trustee	1998	Retired since 1997 (formerly General Manager, Global Education Industry, IBM Corporation (computer and technology) from 1994 to 1997)	68	None

William E. Mayer * (Born 1940) Trustee	1994	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business, University of Maryland from 1992 to 1997	68	Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); and Reader’s Digest (publishing)

*	Mr. Mayer is an “interested person” (as defined in the 1940 Act) of the Columbia Funds by reason of his affiliation with WR Hambrecht + Co., a registered broker/dealer that may execute portfolio transactions for or engage in principal transactions with the Funds or other funds or accounts advised/managed by the Advisor or other Bank of America affiliates.

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Standing Committees

The Trust has several standing committees, including the Audit Committee, the Governance Committee, the Advisory Fees & Expenses Committee, the Compliance Committee and the Investment Oversight Committees.

Ms. Verville and Messrs. Hacker and Stitzel are members of the Audit Committee. The Audit Committee’s functions include making recommendations to the Board regarding the selection and performance of the independent registered public accounting firm, and reviewing matters relative to accounting and auditing practices and procedures, accounting records and the internal accounting controls of the Funds and certain service providers. For the fiscal year ended May 31, 2007, the Audit Committee met nine times.

Messrs. Lowry, Mayer, Simpson and Theobald are members of the Governance Committee. The Governance Committee’s functions include recommending to the Board nominees for independent Trustee positions and for appointments to various committees, performing periodic evaluations of the effectiveness of the Board, reviewing and recommending to the Board policies and practices to be followed in carrying out the Trustees’ duties and responsibilities and reviewing and making recommendations to the Board regarding the compensation of the Trustees who are not affiliated with the Advisor. For the fiscal year ended May 31, 2007, the Governance Committee met two times.

The Governance Committee will consider nominees for Trustee recommended by shareholders provided that such recommendations are submitted by the date disclosed in a Fund’s proxy statement and otherwise comply with applicable securities laws, including Rule 14a-8 under the 1934 Act. Such shareholder recommendations must be in writing and should be sent to the attention of the Governance Committee in care of the Fund at One Financial Center, Boston, MA 02111-2621. Shareholder recommendations should include the proposed nominee’s biographical information (including business experience for the past ten years) and a description of the qualifications of the proposed nominee, along with a statement from the proposed nominee that he or she is willing to serve and meets the requirements to be a disinterested Trustee, if applicable.

Ms. Kelly and Messrs. Mayer, Nelson and Neuhauser are members of the Advisory Fees & Expenses Committee. The Advisory Fees & Expenses Committee’s functions include reviewing and making recommendations to the Board as to contracts requiring approval of a majority of the Independent Trustees and as to any other contracts that may be referred to the Advisory Fees & Expenses Committee by the Board. For the fiscal year ended May 31, 2007, the Advisory Fees & Expenses Committee met five times.

Mses. Kelly and Verville, and Messrs. Nelson, Simpson and Stitzel are members of the Compliance Committee. The Compliance Committee’s functions include providing oversight of the compliance monitoring processes and controls regarding the Funds. The Committee uses legal, regulatory and internal rules, policies, procedures and standards other than those relating to accounting matters and oversight of compliance by the Advisor, Distributor and Transfer Agent. For the fiscal year ended May 31, 2007, the Compliance Committee met ten times.

Each Trustee also serves on an Investment Oversight Committee (IOC). Each IOC is responsible for monitoring, on an ongoing basis, a select group of funds in the Columbia Funds Complex and gives particular consideration to such matters as each Fund’s adherence to their investment mandates, historical performance, changes in investment processes and personnel, and proposed changes to investment objectives. Investment personnel who manage the Funds attend IOC meetings from time to time to assist each IOC in its review of the Funds. Each IOC meets six times a year, as each did for the fiscal year ended May 31, 2007. The following are members of the respective IOCs and the general categories of funds in the Columbia Funds Complex which they review:

IOC #1: Messrs. Lowry, Mayer and Neuhauser are responsible for reviewing funds in the following asset categories: Large Growth Diversified, Large Growth Concentrated, Foreign Stock, Money Market, Fixed Income — Core, Taxable Fixed Income, and Municipal.

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IOC #2: Mr. Hacker and Ms. Verville are responsible for reviewing funds in the following asset categories: Municipal, Large Value, Mid CapValue, Asset Allocation, Outside Managed, Specialty Equity, Fixed Income —Multi Sector and Taxable Fixed Income.

IOC #3: Messrs. Theobald and Stitzel and Ms. Kelly are responsible for reviewing funds in the following asset categories: Municipal, Small Growth, Small Value, High Yield, Real Estate and Taxable Fixed Income.

IOC #4: Messrs. Nelson and Simpson are responsible for reviewing funds in the following asset categories: Municipal, Large/Multi-Cap Blend, Mid Cap Growth, Small Growth, Asset Allocation, Specialty Equity and Taxable Fixed Income.

Compensation

Trustees are compensated for their services to the Columbia Funds Family on a complex-wide basis, as shown in the table below.

Independent Trustee Compensation for the Fiscal Year Ended May 31, 2007 and the Calendar Year Ended December 31, 2006

Name of Trustee	Aggregate Compensation from the High Yield Opportunity Fund(a) for the Fiscal Year ended May 31, 2007	Aggregate Compensation from the Strategic Income Fund(a) for the Fiscal Year ended May 31, 2007	Total Compensation from the Columbia Funds Complex Paid to Independent Trustees for the Calendar Year ended December 31, 2006
Thomas C. Theobald(b)	$3,994	$10,881	$274,500
Douglas A. Hacker	$2,918	$7,897	$199,000
Janet Langford Kelly	$2,762	$7,440	$194,500
Richard W. Lowry	$2,359	$6,358	$223,500	(g)
Charles R. Nelson	$2,688	$7,242	$183,000
John J. Neuhauser	$2,626	$7,100	$223,000	(g)
Patrick J. Simpson(c)	$2,714	$7,303	$186,000
Thomas E. Stitzel(d)	$2,791	$7,517	$191,500
Anne-Lee Verville(e)	$2,862	$7,717	$191,500
Richard L. Woolworth(f)	$494	$1,282	$103,250

(a)	All Trustees receive reimbursements for reasonable expenses related to their attendance at meetings of the Board, which is included in the amounts shown.
(b)

During the fiscal year ended May 31, 2007, Mr. Theobald deferred $2,218 of his compensation from the High Yield Opportunity Fund and $6,217 of his compensation from the Strategic Income Fund. During the calendar year ended December 31, 2006, Mr. Theobald deferred $185,000 of his total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan. At December 31, 2006, the value of Mr. Theobald’s account under that plan was $584,564.92.

(c)

During the fiscal year ended May 31, 2007, Mr. Simpson deferred $2,714 of his compensation from the High Yield Opportunity Fund and $7,303 of his compensation from the Strategic Income Fund. During the calendar year ended December 31, 2006, Mr. Simpson deferred $186,000 of his total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan. At December 31, 2006, the value of Mr. Simpson’s account under that plan was $511,994.57.

(d)

During the fiscal year ended May 31, 2007, Mr. Stitzel deferred $2,791 of his compensation from the High Yield Opportunity Fund and $7,517 of his compensation from the Strategic Income Fund. During the calendar year ended December 31, 2006, Mr. Stitzel deferred $116,500 of his total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan. At December 31, 2006, the value of Mr. Stitzel’s account under that plan was $128,396.66.

(e)	At December 31, 2006, the value of Ms. Verville’s account under the deferred compensation plan was $792,952.26.
(f)	Mr. Woolworth served as Trustee until August 4, 2006.
(g)

Total compensation amount includes fees paid by Liberty All Star Equity Fund and Liberty All Star Growth Fund, Inc. prior to December 15, 2006, when these funds ceased to be part of the Columbia Funds Complex.

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Interested Trustee Compensation for the Fiscal Year Ended May 31, 2007 and the Calendar Year Ended December 31, 2006

Name of Trustee	Aggregate Compensation from the High Yield Opportunity Fund(a) for the Fiscal Year ended May 31, 2007	Aggregate Compensation from the Strategic Income Fund(a) for the Fiscal Year ended May 31, 2007	Total Compensation from the Columbia Funds Complex Paid to Interested Trustee for the Calendar Year ended December 31, 2006
William E. Mayer	$2,481	$6,689	$193,500(b)

(a)	Mr. Mayer receives reimbursements for reasonable expenses related to his attendance at meetings of the Board, which is included in the amounts shown.
(b)

Total compensation amount includes fees paid by Liberty All Star Equity Fund and Liberty All Star Growth Fund, Inc. prior to December 15, 2006, when these funds ceased to be part of the Columbia Funds Complex.

Columbia Funds Deferred Compensation Plan

Under the terms of the Deferred Fee Agreement (the Deferred Compensation Plan), each eligible Trustee may elect, on an annual basis, to defer all or a portion of compensation payable to him or her for service as Trustee for that calendar year (expressly, a Trustee may elect to defer his/her annual retainer, his/her attendance fees, or both components, which together comprise total compensation for service). Fees deferred by a Trustee are credited to a book reserve account (the Deferral Account), the value of which is derived from the rate of return of one or more Columbia Funds selected by the Trustee (with accruals to the Deferral Account beginning at such time as a Trustee’s fund elections having been established, and fees for service having been paid into such account, and terminating at such time as when fees become payable to such Trustee under the Deferred Compensation Plan). Trustees may change their fund elections only in accordance with the provisions of the Deferred Compensation Plan.

Distributions from a Trustee’s Deferral Account will be paid by check, generally in lump sum or in annual installments. Payments made in annual installments are disbursed over a period of up to ten years, following such time as a Trustee may qualify to receive such fees. If a deferring Trustee dies prior to or after the commencement of the disbursement of amounts accrued in his/her Deferral Account, the balance of the account will be distributed to his/her designated beneficiary either in lump sum or in annual payments as established by such Trustee himself/herself, his/her beneficiary or his/her estate. Amounts payable under the Deferred Compensation Plan are not funded or secured in any way, and deferring Trustees have the status of unsecured creditors of the selected portfolios.

Beneficial Equity Ownership

As of the date of this SAI, the Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of each class of shares of each Fund. The table below shows, for each Trustee, the amount of Fund equity securities beneficially owned by the Trustee and the aggregate value of all investments in equity securities of the Columbia Funds Family, stated as one of the following ranges: A = $0; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.

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Independent Trustee Ownership for the Calendar Year Ended December 31, 2006

Trustee	Dollar Range of Equity Securities in the High Yield Opportunity Fund	Dollar Range of Equity Securities in the Strategic Income Fund	Aggregate Dollar Range of Equity Securities in all Funds in the Columbia Funds Family
Thomas C. Theobald	A	A	E
Douglas A. Hacker	A	A	E
Janet Langford Kelly	A	A	E
Richard W. Lowry	A	A	E
Charles R. Nelson	D	A	E
John J. Neuhauser	A	A	E
Patrick J. Simpson	A	A	E
Thomas E. Stitzel	A	A	E
Anne-Lee Verville	A	A	E	*

*	Includes the value of compensation payable under the deferred compensation plan for Independent Trustees of the Columbia Funds Complex that is determined as if the amounts deferred had been invested, as of the date of deferral, in shares of one or more funds in the Columbia Funds Complex as specified by Ms. Verville.

Interested Trustee Ownership for the Calendar Year Ended December 31, 2006

Trustee	Dollar Range of Equity Securities in the High Yield Opportunity Fund	Dollar Range of Equity Securities in the Strategic Income Fund	Aggregate Dollar Range of Equity Securities in all Funds in the Columbia Funds Family
William E. Mayer	A	A	C

The Officers

The following table provides basic information about the Officers of the Trust as of the date of this SAI, including their principal occupations during the past five years, although their specific titles may have varied over the period. The mailing address of each Officer is: c/o Columbia Management Advisors, LLC, One Financial Center, Mail Stop MA5-515-11-05, Boston, MA 02110.

Officer Biographical Information

Name, Year of Birth and Address	Position with the Trust	Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
Christopher L. Wilson (Born 1957)	President	2004	President — Columbia Funds, since October 2004; Managing Director — Columbia Management Advisors, LLC, since September 2005; Senior Vice President — Columbia Management Distributors, Inc., since January 2005; Director — Columbia Management Services, Inc., since January 2005; Director — Bank of America Global Liquidity Funds, plc and Banc of America Capital Management (Ireland), Limited, since May 2005; Director — FIM Funding, Inc., since January 2005; President and Chief Executive Officer — CDC IXIS AM Services, Inc. (investment management), from September 1998 through August 2004; and a senior officer or director of various other Bank of America affiliated entities, including other registered and unregistered funds.

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Name, Year of Birth and Address	Position with the Trust	Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
James R. Bordewick, Jr. (Born 1959)	Senior Vice President, Secretary and Chief Legal Officer	2006	Associate General Counsel, Bank of America since April 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April 2005.

J. Kevin Connaughton (Born 1964)	Senior Vice President, Chief Financial Officer and Treasurer	2000	Treasurer — Columbia Funds, since October 2003; Treasurer — the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000 — December 2006; Vice President — Columbia Management Advisors, LLC, since April 2003; President — Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer — Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004 — Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

Linda J. Wondrack (Born 1964)	Senior Vice President and Chief Compliance Officer	2007	Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969)	Chief Accounting Officer and Assistant Treasurer	2004	Director of Fund Administration since January 2006; Managing Director of the Advisor, September 2004 to December 2005; Vice President Fund Administration June 2002 to September 2004.

Stephen T. Welsh (Born 1957)	Vice President	1996	President, Columbia Management Services, Inc. since July 2004; Senior Vice President and Controller, Columbia Management Services, Inc. prior to July 2004.

Jeffrey R. Coleman (Born 1969)	Deputy Treasurer	2004	Director of Fund Administration since January 2006; Fund Controller from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August 2000 to September 2004.

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Name, Year of Birth and Address	Position with the Trust	Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
Joseph F. DiMaria (Born 1968)	Deputy Treasurer	2004	Director of Fund Administration since January 2006; Head of Tax/Compliance and Assistant Treasurer from November 2004 to December 2005; Director of Trustee Administration (Sarbanes-Oxley) from May 2003 to October 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July 2000 to April 2003.

Marybeth C. Pilat (Born 1968)	Deputy Treasurer	2006	Vice President, Mutual Fund Valuation of the Advisor since January 2006; Vice President, Mutual Fund Accounting Oversight of the Advisor prior to January 2006.

Kathryn Dwyer-Thompson (Born 1967)	Assistant Treasurer	2006	Vice President, Mutual Fund Accounting Oversight of the Advisor since December 2004; Vice President, State Street Corporation (financial services) prior to December 2004.

Philip N. Prefontaine (Born 1948)	Assistant Treasurer	2006	Vice President, Mutual Fund Reporting of the Advisor since November 2004; Assistant Vice President of CDC IXIS Asset Management Services, Inc. (investment management) prior to November 2004.

Keith E. Stone (Born 1974)	Assistant Treasurer	2006	Vice President, Trustee Reporting of the Advisor since September 2003; Manager, Investors Bank & Trust Company (financial services) from December 2002 to September 2003; Audit Senior, Deloitte & Touche, LLP (independent registered public accounting firm) prior to December 2002.

Barry S. Vallan (Born 1969)	Controller	2006	Vice President-Fund Treasury of the Advisor since October 2004; Vice President-Trustee Reporting from April 2002 to October 2004; Management Consultant, PricewaterhouseCoopers (independent registered public accounting firm) prior to October 2002.

Peter T. Fariel (Born 1957)	Assistant Secretary	2006	Associate General Counsel, Bank of America since April 2005; Partner, Goodwin Procter LLP (law firm) prior to April 2005.

Nicholas J. Kolokithas (Born 1972)	Assistant Secretary	2007	Assistant General Counsel, Bank of America since March 2007; Vice President and Counsel, Deutsche Asset Management (investment management) from October 2005 to March 2007; Associate, Dechert LLP (law firm) from June 2000 to September 2005.

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Name, Year of Birth and Address	Position with the Trust	Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
Julie B. Lyman (Born 1970)	Assistant Secretary	2007	Assistant General Counsel, Bank of America since October 2006; Associate, Kirkpatrick & Lockhart Nicholson Graham LLP (law firm) from April 2004 to October 2006; Counsel & Assistant Vice President, CDC IXIS Asset Management Services, Inc. (investment management) prior to April 2004.

Ryan C. Larrenaga (Born 1970)	Assistant Secretary	2005	Assistant General Counsel, Bank of America since March 2005; Associate, Ropes & Gray LLP (law firm) from 1998 to February 2005.

Julian Quero (Born 1967)	Assistant Treasurer	2003	Senior Compliance Manager of the Advisor since April 2002.

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BROKERAGE ALLOCATION AND OTHER PRACTICES

General Brokerage Policy, Brokerage Transactions and Broker Selection

Subject to policies established by the Board, the Advisor (or the investment sub-advisor(s) who make the day-to-day investment decisions for a Fund, as applicable) is responsible for decisions to buy and sell securities for each Fund, for the selection of broker/dealers, for the execution of a Fund’s securities transactions and for the allocation of brokerage commissions in connection with such transactions. The Advisor’s primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. Purchases and sales of securities on a securities exchange are effected through brokers who charge negotiated commissions for their services. Orders may be directed to any broker to the extent and in the manner permitted by applicable law.

In the over-the-counter market, securities generally are traded on a “net” basis with dealers acting as principals for their own accounts without stated commissions, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are bought at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter’s “concession” or “discount.” On occasion, certain money market instruments may be bought directly from an issuer, in which case no commissions or discounts are paid.

The Funds are affiliated with the NYSE specialist firm Fleet Specialist, Inc. In order to ensure that markets are fair, orderly and competitive, NYSE specialist firms are responsible for maintaining a liquid and continuous two-sided auction market by acting as both an agent and a principal. Specialists are entrusted to hold the interests of customer orders above the specialist’s own interests, and will buy and sell securities as principal when such transactions are necessary to minimize imbalances between supply and demand. Fleet Specialist, Inc. may make a market in certain securities held by the Funds.

In placing orders for portfolio securities of the Funds, the Advisor gives primary consideration to obtaining the best net prices and most favorable execution. This means that the Advisor will seek to execute each transaction at a price and commission, if any, which provides the most favorable total cost or proceeds reasonably attainable in the circumstances. In seeking such execution, the Advisor will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including, without limitation, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker/dealer, the reputation, reliability, experience and financial condition of the broker/dealer, the value and quality of the services rendered by the broker/dealer in this instance and other transactions and the reasonableness of the spread or commission, if any. Research services received from broker/dealers supplement the Advisor’s own research and may include the following types of information: statistical and background information on industry groups and individual companies; forecasts and interpretations with respect to U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on political developments; Fund management strategies; performance information on securities and information concerning prices of securities; and information supplied by specialized services to the Advisor and to the Board with respect to the performance, investment activities and fees and expenses of other mutual funds. Such information may be communicated electronically, orally or in written form. Research services also may include the arranging of meetings with management of companies and the provision of access to consultants who supply research information.

The outside research is useful to the Advisor since, in certain instances, the broker/dealers utilized by the Advisor may follow a different universe of securities issuers and other matters than those that the Advisor’s staff can follow. In addition, this research provides the Advisor with a different perspective on financial markets, even if the securities research obtained relates to issues followed by the Advisor. Research services that are provided to the Advisor by broker/dealers are available for the benefit of all accounts managed or advised by the Advisor. In some cases, the research services are available only from the broker/dealer providing such services. In other

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cases, the research services may be obtainable from alternative sources. The Advisor is of the opinion that because the broker/dealer research supplements rather than replaces the Advisor’s own research, the receipt of such research does not tend to decrease the Advisor’s expenses, but tends to improve the quality of its investment advice. However, to the extent that the Advisor would have bought any such research services had such services not been provided by broker/dealers, the expenses of such services to the Advisor could be considered to have been reduced accordingly. Certain research services furnished by broker/dealers may be useful to the clients of the Advisor other than the Funds. Conversely, any research services received by the Advisor through the placement of transactions of other clients may be of value to the Advisor in fulfilling its obligations to the Funds. The Advisor is of the opinion that this material is beneficial in supplementing its research and analysis; and, therefore, it may benefit the Trust by improving the quality of the Advisor’s investment advice. The advisory fees paid by the Trust are not reduced because the Advisor receives such services.

Under Section 28(e) of the 1934 Act, the Advisor shall not be “deemed to have acted unlawfully or to have breached its fiduciary duty” solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of Section 28(e), the Advisor must make a good faith determination that the commissions paid are “reasonable in relation to the value of the brokerage and research services provided by such member, broker, or dealer, viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion.” Accordingly, the price to the Funds in any transaction may be less favorable than that available from another broker/dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Some broker/dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by the Advisor’s clients, including the Funds.

Commission rates are established pursuant to negotiations with broker/dealers based on the quality and quantity of execution services provided by broker/dealers in light of generally prevailing rates. On exchanges on which commissions are negotiated, the cost of transactions may vary among different broker/dealers. Transactions on foreign stock exchanges involve payment of brokerage commissions that generally are fixed. Transactions in both foreign and domestic over-the-counter markets generally are principal transactions with dealers, and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Advisor, where possible, will deal directly with dealers who make a market in the securities involved, except in those circumstances in which better prices and execution are available elsewhere.

In certain instances there may be securities that are suitable for more than one Fund as well as for one or more of the other clients of the Advisor. Investment decisions for the Funds and for the Advisor’s other clients are made with the goal of achieving their respective investment objectives. A particular security may be bought or sold for only one client even though it may be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when a number of accounts receive investment advice from the same investment advisor, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are engaged simultaneously in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. In some cases, this policy could have a detrimental effect on the price or volume of the security in a particular transaction that may affect the Funds.

The Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Funds will engage in this practice, however, only when the Advisor, in its sole discretion, believes such practice to be otherwise in the Fund’s interests.

The Trust will not execute portfolio transactions through, or buy or sell portfolio securities from or to, the Distributor, the Advisor, the Administrator or their affiliates acting as principal (including repurchase and reverse

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repurchase agreements), except to the extent permitted by applicable law, regulation or order. However, the Advisor is authorized to allocate buy and sell orders for portfolio securities to certain broker/dealers and financial institutions, including, in the case of agency transactions, broker/dealers and financial institutions that are affiliated with Bank of America. To the extent that a Fund executes any securities trades with an affiliate of Bank of America, the Fund does so in conformity with Rule 17e-1 under the 1940 Act and the procedures that the Fund has adopted pursuant to the rule. In this regard, for each transaction, the Board will determine that: (i) the transaction resulted in prices for and execution of securities transactions at least as favorable to the particular Fund as those likely to be derived from a non-affiliated qualified broker/dealer; (ii) the affiliated broker/dealer charged the Fund commission rates consistent with those charged by the affiliated broker/dealer in similar transactions to clients comparable to the Fund and that are not affiliated with the broker/dealer in question; and (iii) the fees, commissions or other remuneration paid by the Fund did not exceed 2% of the sales price of the securities if the sale was effected in connection with a secondary distribution, or 1% of the purchase or sale price of such securities if effected in other than a secondary distribution.

Certain affiliates of Bank of America, such as its subsidiary banks, may have deposit, loan or commercial banking relationships with the corporate users of facilities financed by industrial development revenue bonds or private activity bonds bought by certain of the Columbia Funds. Bank of America or certain of its affiliates may serve as trustee, custodian, tender agent, guarantor, placement agent, underwriter, or in some other capacity, with respect to certain issues of securities. Under certain circumstances, the Funds may buy securities from a member of an underwriting syndicate in which an affiliate of Bank of America is a member. The Trust has adopted procedures pursuant to Rule 10f-3 under the 1940 Act, and intends to comply with the requirements of Rule 10f-3, in connection with any purchases of municipal securities that may be subject to Rule 10f-3.

Given the breadth of the Advisor’s investment management activities, investment decisions for each Fund are not always made independently from those for other funds, or other investment companies and accounts advised or managed by the Advisor. When a purchase or sale of the same security is made at substantially the same time on behalf of one or more of the Columbia Funds and another investment portfolio, investment company or account, the transaction will be averaged as to price and available investments allocated as to amount in a manner which the Advisor believes to be equitable to each Fund and such other funds, investment portfolio, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the Advisor may aggregate the securities to be sold or bought for the Funds with those to be sold or bought for other funds, investment portfolios, investment companies, or accounts in executing transactions.

See Investment Advisory and Other Services — Other Roles and Relationships of Bank of America and its Affiliates — Certain Conflicts of Interest for more information about these and other conflicts of interest.

Brokerage Commissions

The following table describes the types and amounts of brokerage commissions paid by the Funds during their three most recently completed fiscal years. In certain instances the Funds may pay brokerage commissions to broker/dealers that are affiliates of Bank of America. As indicated above, all such transactions involving the payment of brokerage commissions to affiliates are done in compliance with Rule 17e-1 under the 1940 Act.

Aggregate Brokerage Commissions Paid by the Funds

Fund	Fiscal Year Ended May 31, 2007	Fiscal Year Ended May 31, 2006	Fiscal Year Ended May 31, 2005
High Yield Opportunity Fund	—	—	—
Strategic Income Fund	$9,100	—	—

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The Funds paid no brokerage commissions to affiliated broker/dealers for the fiscal years ended May 31, 2005, 2006 and 2007.

Directed Brokerage

The Funds or the Advisor, through an agreement or understanding with a broker/dealer, or otherwise through an internal allocation procedure, may direct, subject to applicable legal requirements, the Funds’ brokerage transactions to a broker/dealer because of the research services it provides the Funds or the Advisor.

During the fiscal year ended May 31, 2007, no Fund directed brokerage transactions.

Securities of Regular Broker/Dealers

In certain cases, the Funds, as part of their principal investment strategies, or otherwise as a permissible investment, will invest in the common stock or debt obligations of the regular broker/dealers that the Advisor uses to transact brokerage for the Columbia Funds Family.

As of May 31, 2007, the Funds owned securities of their “regular brokers or dealers” or their parents, as defined in Rule 10b-1 under the 1940 Act, as shown in the table below.

Investments in Securities of Regular Broker/Dealers as of May 31, 2007

Fund	Broker/Dealer	Dollar Amount of Securities Held
High Yield Opportunity Fund	N/A	N/A

Strategic Income Fund	Prudential Financial Derivatives, LLC	$391,557

Additional Shareholder Servicing Payments

The Funds, along with the Transfer Agent and/or the Distributor may pay significant amounts to financial intermediaries (as defined below), including other Bank of America affiliates, for providing the types of services that would typically be provided directly by a mutual fund’s transfer agent. The level of payments made to financial intermediaries may vary. A number of factors may be considered in determining payments to a financial intermediary, including, without limitation, the nature of the services provided to shareholders or retirement plan participants that invest in the Funds through retirement plans. These services may include sub-accounting, sub-transfer agency or similar recordkeeping services, shareholder or participant reporting, shareholder or participant transaction processing, and/or the provision of call center support (additional shareholder services). These payments for shareholder servicing support vary by financial intermediary but generally are not expected, with certain limited exceptions, to exceed 0.35% of the average aggregate value of each Fund’s shares in the program on an annual basis for those classes of shares that pay a service fee pursuant to a Rule 12b-1 Plan, and 0.45% of the average aggregate value of each Fund’s shares in the program on an annual basis for those classes of shares that do not pay a service fee pursuant to a Rule 12b-1 Plan. As of September 1, 2005, the Board has authorized each Fund to pay up to 0.11% of the average aggregate value of the Fund’s shares. Such payments will be made by a Fund to the Transfer Agent who will in turn make payments to the financial intermediary for the provision of such additional shareholder services. The Funds’ Transfer Agent, Distributor or their affiliates will pay, from its or their own resources, amounts in excess of the amount paid by the Funds to financial intermediaries in connection with the provision of these additional shareholder services and other services.

For purposes of this section the term “financial intermediary” includes any broker/dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with the Distributor and other Bank of America affiliates.

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The Funds also may make additional payments to financial intermediaries that charge networking fees for certain services provided in connection with the maintenance of shareholder accounts through the NSCC.

In addition, the Distributor and other Bank of America affiliates may make lump sum payments to selected financial intermediaries receiving shareholder servicing payments in reimbursement of printing costs for literature for participants, account maintenance fees or fees for establishment of the Funds on the financial intermediary’s system or other similar services.

As of the date of this SAI, the Distributor and/or other Bank of America affiliates had agreed to make shareholder servicing payments to the financial intermediaries or their affiliates shown below.

Recipients of Shareholder Servicing Payments from the Distributor and/or other Bank of America affiliates

•     ABR Retirement Plan Services, Inc.

•     Acclaim Benefits, Inc.

•     ACS HR Solutions LLC

•     ADP Retirement Services

•     American Century Investments

•     Ameriprise Financial Services, Inc.

•     AMG Service Corp.

•     AST Trust Company

•     Benefit Plan Administrators

•     Bisys Retirement Services

•     Ceridian Retirement Plan Services

•     Charles Schwab & Co.

•     Citigroup Global Markets Inc.

•     CitiStreet LLC

•     City National Bank

•     CNA Trust Corporation

•     Compensation & Capital Administrative Services, Inc.

•     CompuSys Erisa Group of Companies

•     Daily Access Concepts, Inc.

•     Digital Retirement Solutions

•     Edgewood Services, Inc.

•     E*Trade Group, Inc.

•     ExpertPlan

•     Fidelity Investments Institutional Operations Co.

•     Fiserv Trust Company

•     Great West Life & Annuity Co.

•     GWFS Equities, Inc.

•     Hartford Life Insurance Company

•     Hewitt Associates LLC

•     Invesmart, Inc.

•     John Hancock Life Insurance Company (USA)

•     John Hancock Life Insurance Company of
New York

•     JP Morgan Retirement Plan Services LLC

•     Lincoln Financial Group

•     Linsco/Private Ledger Corp.

•     M&T Securities, Inc.

•     Marquette Trust Company

•     Massachusetts Mutual Life Insurance Company

•     Matrix Settlement & Clearance Services

•     Mercer HR Services, LLC

•     Merrill Lynch, Pierce, Fenner & Smith Incorporated

•     Mid Atlantic Capital Corporation

•     National Deferred Compensation, Inc.

•     National Investor Services Corp.

•     Nationwide Investment Services

•     New York State Deferred Compensation, Inc.

•     NYLife Distributors LLC

•     PNC Advisors

•     Princeton Retirement Group

•     Principal Life Insurance Company

•     RBC Dain Rauscher Inc.

•     Robert W. Baird & Co., Inc.

•     Strong Funds Distributors, Inc.

•     The 401k Company

•     T. Rowe Price Group, Inc.

•     The Gem Group, L.P.

•     The Principal Financial Group

•     The Vanguard Group, Inc.

•     Unified Trust Company, N.A.

•     Wachovia Securities, LLC

•     Wells Fargo Bank, N.A.

•     Wells Fargo Funds Management, LLC

•     Wespac Plan Services, Inc.

•     Wilmington Trust Corporation

The Distributor and/or other Bank of America affiliates may enter into similar arrangements with other financial intermediaries from time to time. Therefore, the preceding list is subject to change at any time without notice.

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Additional Financial Intermediary Payments

Financial intermediaries may receive different commissions, sales charge reallowances and other payments with respect to sales of different classes of shares of the Funds. These other payments may include servicing payments to retirement plan administrators and other institutions at rates up to those described above under Brokerage Allocation and Other Practices — Additional Shareholder Servicing Payments. For purposes of this section the term “financial intermediary” includes any broker/dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with the Distributor and other Bank of America affiliates.

The Distributor and other Bank of America affiliates may pay additional compensation to selected financial intermediaries, including other Bank of America affiliates, under the categories described below. These categories are not mutually exclusive, and a single financial intermediary may receive payments under all categories. A financial intermediary also may receive payments described above in Brokerage Allocation and Other Practices — Additional Shareholder Servicing Payments. These payments may create an incentive for a financial intermediary or its representatives to recommend or offer shares of a Fund to its customers. The amount of payments made to financial intermediaries may vary. In determining the amount of payments to be made, the Distributor and other Bank of America affiliates may consider a number of factors, including, without limitation, asset mix and length or relationship with the financial intermediary, the size of the customer/shareholder base of the financial intermediary, the manner in which customers of the financial intermediary make investments in the Funds, the nature and scope of marketing support or services provided by the financial intermediary (as described more fully below) and the costs incurred by the financial intermediary in connection with maintaining the infrastructure necessary or desirable to support investments in the Funds.

These additional payments by the Distributor and other Bank of America affiliates are made pursuant to agreements between the Distributor and other Bank of America affiliates and financial intermediaries, and do not change the price paid by investors for the purchase of a share, the amount a Fund will receive as proceeds from such sales or the distribution fees and expenses paid by the Fund as shown under the heading Fees and Expenses in the Fund’s prospectuses.

Marketing Support Payments

The Distributor and other Bank of America affiliates may make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing support services relating to the Columbia Funds, including, but not limited to, business planning assistance, educating financial intermediary personnel about the Funds and shareholder financial planning needs, placement on the financial intermediary’s preferred or recommended fund list or otherwise identifying the Funds as being part of a complex to be accorded a higher degree of marketing support than complexes not making such payments, access to sales meetings, sales representatives and management representatives of the financial intermediary, client servicing and systems infrastructure support. These payments are generally based upon one or more of the following factors: average net assets of the Columbia Funds distributed by the Distributor attributable to that financial intermediary, gross sales of the Columbia Funds distributed by the Distributor attributable to that financial intermediary, reimbursement of ticket charges (fees that a financial intermediary firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment.

While the financial arrangements vary for each financial intermediary, the marketing support payments to each financial intermediary generally are expected to be between 0.05% and 0.35% (between 0.03% and 0.12% in the case of the Money Market Funds) on an annual basis for payments based on average net assets of the Columbia Funds attributable to the financial intermediary, and between 0.10% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Columbia Funds (other than the Money Market Funds) attributable to the financial intermediary. The Distributor and other Bank of America affiliates may make payments in materially larger amounts or on a basis materially different from those described above when

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dealing with other affiliates of Bank of America. Such increased payments to the other Bank of America affiliate may enable the other Bank of America affiliate to offset credits that it may provide to its customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customer’s investment in a Columbia Fund.

As of the date of this SAI, the Distributor and/or other Bank of America affiliates had agreed to make marketing support payments to the financial intermediaries or their affiliates shown below.

Recipients of Marketing Support Payments from the Distributor and/or other Bank of America affiliates

•     A.G. Edwards & Sons, Inc.

•     AIG Advisor Group

•     Ameriprise Financial Services, Inc.

•     AXA Advisors, LLC

•     Banc of America Securities LLC

•     Banc One Investment Group, LLC

•     Bank of America, N.A.

•     Bank of New York

•     Bear Stearns Securities Corporation

•     BMO Nesbitt Burns

•     Brown Brothers Harriman & Co.

•     Chicago Mercantile Exchange

•     Citicorp Investment Services

•     Citigroup Global Markets Inc.

•     Commonwealth Financial Network

•     Custodial Trust Company

•     FAS Corp.

•     Fidelity Brokerage Services, Inc.

•     Frost Bank of America

•     Genworth Financial, Inc.

•     Goldman, Sachs & Co.

•     Harris Corporation

•     Huntington Capital Corp.

•     ING Group

•     J.J.B. Hilliard, W.L. Lyons, Inc.

•     Lincoln Financial Advisors Corp.

•     Linsco/Private Ledger Corp.

•     Mellon Financial Markets, LLC

•     Merrill Lynch, Pierce, Fenner & Smith Incorporated

•     Money Market One

•     Morgan Stanley & Co. Incorporated.

•     National Financial Services LLC

•     Pershing LLC

•     PNC Bank, N.A.

•     Prudential Investment Management Services, LLC

•     Raymond James & Associates, Inc.

•     Raymond James Financial Services, Inc.

•     Security Benefit Life Insurance Company

•     SEI Investments Inc.

•     State Street Global Markets, LLC

•     SVB Securities

•     Summit Bank

•     SunGard Institutional Brokerage Inc.

•     Sun Life Assurance Company of Canada

•     TIAA-CREF Life Insurance Company

•     Transamerica Corporation

•     UBS Financial Services Inc.

•     US Bank National Association

•     Wachovia Securities LLC

•     Webster Investment Services, Inc.

•     Wells Fargo Fund Management LLC

•     Wells Fargo Corporate Trust Services

The Distributor and/or other Bank of America affiliates may enter into similar arrangements with other financial intermediaries from time to time. Therefore, the preceding list is subject to change at any time without notice.

Other Payments

From time to time, the Distributor, from its own resources, may provide additional compensation to certain financial intermediaries that sell or arrange for the sale of shares of the Funds to the extent not prohibited by laws or the rules of any self-regulatory agency, such as the Financial Industry Regulatory Authority (FINRA). Such compensation provided by the Distributor may include financial assistance to financial intermediaries that enable the Distributor to participate in and/or present at financial intermediary-sponsored conferences or seminars, sales or training programs for invited registered representatives and other financial intermediary employees, financial intermediary entertainment and other financial intermediary-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, retention and

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due diligence trips. The Distributor makes payments for entertainment events it deems appropriate, subject to the Distributor’s internal guidelines and applicable law. These payments may vary depending upon the nature of the event.

Your financial intermediary may charge you fees or commissions in addition to those disclosed in this SAI. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants may have a financial incentive for recommending a particular Fund or a particular share class over other funds or share classes. See Investment Advisory and Other Services — Other Roles and Relationships of Bank of America and its Affiliates — Certain Conflicts of Interest for more information.

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CAPITAL STOCK AND OTHER SECURITIES

Description of the Trust’s Shares

The Funds offer shares in the classes shown in the table below. Subject to certain limited exceptions discussed in each Fund’s prospectuses, a Fund may no longer be accepting new investments from current shareholders or prospective investors. The Funds, however, may at any time and without notice, offer any of these classes to the general public for investment.

The Trust’s Amended and Restated Declaration of Trust (Declaration of Trust) permits it to issue an unlimited number of full and fractional shares of beneficial interest of each Fund, without par value, and to divide or combine the shares of any series into a greater or lesser number of shares of that Fund without thereby changing the proportionate beneficial interests in that Fund and to divide such shares into classes. Each share of a class of a Fund represents an equal proportional interest in that Fund with each other share in the same class and is entitled to such distributions out of the income earned on the assets belonging to that Fund as are declared in the discretion of the Board. However, different share classes of a Fund pay different distribution amounts, because each share class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

Share Classes Offered by the Funds

Fund	Class A Shares	Class B Shares	Class C Shares	Class J Shares	Class Z Shares
High Yield Opportunity Fund	✓	✓	✓		✓
Strategic Income Fund	✓	✓	✓	✓	✓

Restrictions on Holding or Disposing of Shares

There are no restrictions on the right of shareholders to retain or dispose of the Funds’ shares, other than the possible future termination of the Funds. The Funds may be terminated by reorganization into another mutual fund or by liquidation and distribution of their assets. Unless terminated by reorganization or liquidation, the Fund will continue indefinitely.

Liability

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust's Declaration of Trust disclaims any shareholder liability for acts or obligations of the Funds and the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by a Fund or the Trustees. The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of a Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances (which are considered remote) in which a Fund would be unable to meet its obligations and the disclaimer was inoperative.

The risk of a Fund incurring financial loss on account of another series of the Trust also is believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and the other series of the Trust was unable to meet its obligations.

Dividend Rights

The shareholders of a Fund are entitled to receive any dividends or other distributions declared for the Fund. No shares have priority or preference over any other shares of a Fund with respect to distributions. Distributions will be made from the assets of a Fund, and will be paid pro rata to all shareholders of the Fund (or class) according to the number of shares of the Fund (or class) held by shareholders on the record date. The amount of income dividends per share may vary between separate share classes of a Fund based upon differences in the way that expenses are allocated between share classes pursuant to a multiple class plan.

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Voting Rights and Shareholder Meetings

The Trust is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes. The Trust voluntarily has undertaken to hold a shareholder meeting at which the Board would be elected at least every five years beginning in 2005. Each whole share (or fractional share) outstanding on the record date established in accordance with the Trust’s By-Laws shall be entitled to a number of votes on any matter on which it is entitled to vote equal to the net asset value of the share (or fractional share) in U.S. dollars determined at the close of business on the record date (for example, a share having a net asset value of $10.50 would be entitled to 10.5 votes).

The Trustees may fill any vacancies on the Board except that the Trustees may not fill a vacancy if, immediately after filling such vacancy, less than two-thirds of the Trustees then in office would have been elected to such office by the shareholders. In addition, at such times as less than a majority of the Trustees then in office have been elected to such office by the shareholders, the Trustees must call a meeting of shareholders. Trustees may be removed from office by a written consent signed by holders of a majority of the outstanding shares of the Trust or by a vote of the holders of a majority of the outstanding shares at a meeting duly called for the purpose. Except as otherwise disclosed in a Fund’s prospectuses and this SAI, the Trustees shall continue to hold office and may appoint their successors.

At any shareholders’ meetings that may be held, shareholders of all series would vote together, irrespective of series, on the election of Trustees, but each series would vote separately from the others on other matters, such as changes in the investment policies of that series or the approval of the management agreement for that series. Shares of the Fund and any other series of the Trust that may be in existence from time to time generally vote together except when required by law to vote separately by Fund or by class.

Liquidation Rights

In the event of the liquidation or dissolution of the Trust or the Funds, shareholders of the Funds are entitled to receive the assets attributable to the relevant class of shares of the Funds that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Board may determine.

Preemptive Rights

There are no preemptive rights associated with Fund shares.

Conversion Rights

Shareholders have the right, which is subject to change by the Board, to convert or “exchange” shares of one class for another. Such right is outlined and subject to certain conditions set forth in each Fund’s prospectuses.

Redemptions

Each Fund’s dividend, distribution and redemption policies can be found in its prospectuses under the headings Buying, Selling and Exchanging Shares and Distributions and Taxes. However, the Board may suspend the right of shareholders to sell shares when permitted or required to do so by law, or compel sales of shares in certain cases.

Sinking Fund Provisions

The Trust has no sinking fund provisions.

Calls or Assessment

All Fund shares are issued in uncertificated form only, and when issued will be fully paid and non-assessable by the Trust.

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PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchase and Redemption

An investor may buy, sell and exchange shares in the Funds utilizing the methods, and subject to the restrictions, described in the Funds’ prospectuses. The following information supplements that which can be found in the Funds’ prospectuses.

The Funds have authorized one or more broker/dealers to accept buy and sell orders on the Funds’ behalf. These broker/dealers are authorized to designate other intermediaries to accept buy and sell orders on the Funds’ behalf. The Funds will be deemed to have received a buy or sell order when an authorized broker/dealer, or, if applicable, a broker/dealer’s authorized designee, accepts the order. Customer orders will be priced at each Fund’s net asset value next computed after they are accepted by an authorized broker/dealer or the broker’s authorized designee.

The Trust also may make payment for sales in readily marketable securities or other property if it is appropriate to do so in light of the Trust’s responsibilities under the 1940 Act.

Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment for shares during any period when (i) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (ii) the NYSE is closed for other than customary weekend and holiday closings; (iii) the SEC has by order permitted such suspension; (iv) an emergency exists as determined by the SEC. (The Funds may also suspend or postpone the recordation of the transfer of their shares upon the occurrence of any of the foregoing conditions).

The Trust has elected to be governed by Rule 18f-1 under the 1940 Act, as a result of which each Fund is obligated to redeem shares, subject to the exceptions listed above, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of each Fund at the beginning of the period.

Front-End Sales Charge Waivers

The investors listed below can buy Class A shares without paying a front-end sales charge.

•	Employees of Bank of America (and its predecessors), its affiliates and subsidiaries.

•	Trustees of funds advised or administered by the Advisor.

•	Directors, officers and employees of the Advisor, the Distributor, and their respective successors, any investment sub-advisor and companies affiliated with the Advisor.

•	Insurance company separate accounts for the benefit of group retirement plans.

•	Registered representatives and employees of selling and servicing agents (including their affiliates) that are parties to dealer agreements or other sales arrangements with the Distributor.

•	Broker/dealers if purchases are in accordance with the internal policies and procedures of the employing broker/dealer and made for their own investment purposes.

•	Employees or partners of any service provider to the Columbia Funds.

•	Families of the parties listed above and their beneficial accounts. Family members include: spouses, parents, stepparents, legal guardians, children, stepchildren, father-in-laws and mother-in-laws.

•

Individuals receiving a distribution from a Bank of America trust, fiduciary, custodial or other similar account may use the proceeds of that distribution to buy Class A shares without paying a front-end sales charge, as long as the proceeds are invested in the funds within 90 days of the date of distribution.

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•	Registered broker/dealer firms that have entered into a dealer agreement with the Distributor may buy Class A shares without paying a front-end sales charge for their investment account only.

•	Banks, trust companies and thrift institutions, acting as fiduciaries.

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Any shareholder who owned shares of any fund of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000 (when all of the then outstanding shares of Columbia Acorn Trust were re-designated Class Z shares) and who since that time has remained a shareholder of any Fund, may buy Class A shares of any Fund without paying a front-end sales charge in those cases where a Columbia Fund Class Z share is not available.

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Galaxy Fund shareholders prior to December 1, 1995; and shareholders who (i) bought Galaxy Fund Prime A shares without paying a front-end sales charge and received Class A shares in exchange for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Prime A shares were originally bought.

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(For Class T shares only) Shareholders who (i) bought Galaxy Fund Retail A shares at net asset value and received Class T shares in exchange for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Retail A shares were originally bought; and Boston 1784 Fund shareholders on the date that those funds were reorganized into Galaxy Funds.

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Class A, Class E and Class T shares (Class T shares are not currently open to new investors) of certain funds may also be bought at reduced or no sales charge by clients of dealers, brokers or registered investment advisors that have entered into arrangements with the Distributor pursuant to which the funds are included as investments options in wrap fee accounts, other managed agency/asset allocation accounts or programs involving fee-based compensation arrangements, and by participants in certain retirement plans.

•	Certain pension, profit-sharing or other employee benefit plans offered to non-U.S. investors.

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At the Fund’s discretion, front-end sales charges may be waived for shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Columbia Funds are a party.

Investors can also buy Class A shares without paying a sales charge if they buy the shares within 365 days of selling Class A shares of the same Fund. This reinstatement privilege allows investors to invest up to the amount of the sale proceeds. The reinstatement privilege does not apply to any shares bought through a previous reinstatement. The Transfer Agent, the Distributor or their agents must receive written reinstatement requests within 365 days after shares are sold.

Contingent Deferred Sales Charges (Class A, Class B and Class C Shares)

Shareholders won’t pay a CDSC on the following transactions:

Death: CDSCs may be waived on sales following the death of: (i) the sole shareholder on an individual account; (ii) a joint tenant where the surviving joint tenant is the deceased’s spouse; or (iii) the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account.

If the account is transferred to an account registered in the name of the deceased’s estate, the CDSC will be waived on any sale from the estate account. If the account is transferred to a new registration and then a sale is requested, the applicable CDSC will be charged.

Systematic Withdrawal Plan (SWP): CDSCs may be waived on sales occurring pursuant to a monthly, quarterly or semi-annual SWP established with the Transfer Agent, to the extent that the sales do not exceed, on an annual basis, 12% of the account’s value at the time that the SWP is established. Otherwise a CDSC will be

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charged on SWP sales until this requirement is met; this requirement does not apply if the SWP is set up at the time the account is established, and distributions are being reinvested.

Disability: CDSCs may be waived on sales after the sole shareholder on an individual account or a joint tenant on a joint tenant spousal account becomes disabled (as defined by Section 72(m)(7) of the Code). To be eligible for such a waiver: (i) the disability must arise after the purchase of shares; (ii) the disabled shareholder must have been under the age of 65 at the time of the initial determination of disability; and (iii) a letter from a physician must be signed under penalty of perjury stating the nature of the disability. If the account is transferred to a new registration and then shares are sold, the applicable CDSC will be charged.

Death of a trustee: CDSCs may be waived on sales occurring upon dissolution of a revocable living or grantor trust following the death of the sole trustee where: (i) the grantor of the trust is the sole trustee and the sole life beneficiary, and (ii) death occurs following the purchase, and (iii) the trust document provides for the dissolution of the trust upon the trustee’s death. If the account is transferred to a new registration (including that of a successor trustee), the applicable CDSC will be charged upon any subsequent sale.

Health savings accounts: CDSCs may be waived on shares sold by health savings accounts sponsored by third party platforms, including those sponsored by Bank of America affiliates.

Returns of excess contributions: CDSCs may be waived on sales required to return excess contributions made to retirement plans or individual retirement accounts, so long as the financial intermediary agrees to return the applicable portion of any commission paid by the Distributor.

Qualified retirement plans: CDSCs may be waived on shares sold by employee benefit plans created according to Section 403(b) of the Code and sponsored by a non-profit organization qualified under Section 501(c)(3) of the Code. To qualify for the waiver, the plan must be a participant in an alliance program that has signed an agreement with Columbia Funds or the Distributor.

Return of commission: CDSCs may be waived on shares sold by intermediaries that are part of the Columbia Funds selling group where the intermediary has entered into an agreement with Columbia Funds not to receive (or to return if received) all or any applicable portion of an upfront commission.

Non-U.S. investors: CDSCs may be waived on shares sold by or distributions from certain pension, profit-sharing or other employee benefit plans offered to non-US investors.

IRS Section 401 and 457: CDSCs may be waived on shares sold by certain pension, profit-sharing or other employee benefit plans established under Section 401 or 457 of the Code.

Medical payments: CDSC may be waived on shares sold for medical payments that exceed 7.5% of income, and distributions made to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least twelve weeks.

Shares liquidated by transfer agent: CDSC may be waived for shares sold under the Distributor’s right to liquidate a shareholder’s account, including but not limited to, instances where the aggregate net asset value of Class A, Class B or Class C shares held in the account is less than the minimum account size.

Plans of reorganization: At the Fund’s discretion, CDSC may be waived for shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the fund is a party.

A CDSC may be waived on the sale of Class C shares sold by a non-profit organization qualified under Section 501(c)(3) of the Code in connection with the Banc of America Capital Management Charitable Giving Program.

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Anti-Money Laundering Compliance

The Funds are required to comply with various anti-money laundering laws and regulations. Consequently, the Funds may request additional required information from you to verify your identity. Your application will be rejected if it does not contain your name, social security number, date of birth and permanent street address. If at any time the Funds believe a shareholder may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Funds may choose not to establish a new account or may be required to “freeze” a shareholder’s account. The Funds also may be required to provide a governmental agency with information about transactions that have occurred in a shareholder’s account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit the Funds to inform the shareholder that it has taken the actions described above.

Offering Price

The share price of each Fund is based on each Fund’s net asset value per share, which is calculated separately for each class of shares as of the close of regular trading on the NYSE (which is usually 4:00 p.m. Eastern time unless the NYSE closes earlier) on each day the Funds are open for business, unless the Board determines otherwise.

The value of each Fund’s portfolio securities for which a market quotation is available is determined in accordance with the Trust’s valuation procedures. In general terms, the valuation procedures provide that domestic exchange traded securities (other than NASDAQ listed equity securities) generally will be valued at their last traded sale prices as reported on the principal exchange where those securities are traded. If no sales of those securities are reported on a particular day on the principal exchange, the securities generally will be valued at the mean between the latest bid and asked prices as reported on the principal exchange where those securities are traded. Securities traded on a foreign securities exchange will generally be valued at their last sale prices on the exchange where the securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices (in the case of securities held long) or ask prices (in the case of securities held short) as reported by that exchange. Securities traded primarily on NASDAQ will generally be valued at the NASDAQ Official Closing Price (NOCP) (which is the last trade price at or before 4:00:02 p.m. (Eastern Time) adjusted up to NASDAQ’s best bid price if the last trade price is below such bid price or adjusted down to NASDAQ’s best ask price if the last trade price is above such ask price). If no NOCP is available, the security will generally be valued at the last sale price shown on NASDAQ prior to the calculation of the NAV of the Fund. If no sale price is shown on NASDAQ, the latest bid price will be used. If no sale price is shown and no latest bid price is available, the price will be deemed “stale” and the value will be determined in accordance with the Funds’ fair valuation procedures.

Securities not traded upon any exchange will generally be valued at the mean between the latest bid and asked prices based upon quotes furnished by the appropriate market makers. If quoted prices are unavailable or are believed to be inaccurate, market values will generally be determined based on quotes obtained from one or more broker(s) or dealer(s) or based on a price obtained from a reputable independent pricing service.

Financial futures will generally be valued at the latest reported sales price. Forward foreign currency contracts will generally be valued using market quotations from a widely used quotation system that reflects the current cost of covering or off-setting the contract. Exchange traded options will generally be valued at the latest reported sales price on their exchange. If there is no reported sale on the valuation date, the options will generally be valued at the mean between the latest bid and asked prices.

Over-the-counter derivatives will generally be valued at fair value in accordance with the Funds’ fair valuation procedures.

Repurchase agreements will generally be valued at a price equal to the amount of the cash invested in the repurchase agreement at the time of valuation. The market value of the securities underlying a repurchase

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agreement will be determined in accordance with the procedures above, as appropriate, for the purpose of determining the adequacy of collateral.

Shares of open-end investment companies held in each Fund’s portfolio will generally be valued at the latest net asset value reported by the investment company.

Debt securities will generally be valued by a pricing service which may employ a matrix or other indications of value, including but not limited to broker quotes, to determine valuations for normal institutional size trading units. The matrix can take into account various factors including, without limitation, bids, yield spreads, and/or other market data and specific security characteristics (e.g., credit quality, maturity and coupon rate). Debt securities for which a pricing service does not furnish valuations and for which market quotations are readily available will generally be valued based on the mean of the latest bid prices obtained from one or more dealers. Debt securities with remaining maturities of 60 days or less will, absent unusual circumstances, be valued at amortized cost.

Securities for which market quotations are not readily available for any reason, including that the latest quotation is deemed unreliable or unreasonable, securities and other assets and liabilities are valued at “fair value” as determined in good faith by the Advisor’s valuation committee. In general, any one or more of the following factors may be taken into account in determining fair value: the fundamental analytical data relating to the security; the value of other financial instruments, including derivative securities, traded on other markets or among dealers; trading volumes on markets, exchanges, or among dealers; values of baskets of securities traded on other markets; changes in interest rates; observations from financial institutions; government (domestic or foreign) actions or pronouncements; other news events; information as to any transactions or offers with respect to the security; price and extent of public trading in similar securities of the issuer or comparable companies; nature and expected duration of the event, if any, giving rise to the valuation issue; pricing history of the security; the relative size of the position in the portfolio; and other relevant information.

With respect to securities traded on foreign markets, the following factors also may be relevant: the value of foreign securities traded on other foreign markets; ADR trading; closed-end fund trading; foreign currency exchange activity; and the trading of financial products that are tied to baskets of foreign securities, such as World Equity Benchmark Shares™.

The Board has determined, and the valuation procedures provide, that in certain circumstances it may be necessary to use an alternative valuation method, such as in-kind redemptions with affiliated benefit plans where the Department of Labor requires that valuation to be done in accordance with Rule 17a-7 of the 1940 Act.

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TAXATION

The following information supplements and should be read in conjunction with the section in the Funds’ prospectuses entitled Distributions and Taxes. The prospectuses generally describe the federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning federal income and certain state taxes. It is based on the Code, applicable Treasury Regulations, judicial authority, and administrative rulings and practice, in effect as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address most state, local or foreign tax matters.

A shareholder’s tax treatment may vary depending upon his or her particular situation. This discussion applies only to shareholders holding Fund shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) Plan Accounts or Individual Retirement Accounts), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither citizens nor residents of the United States, shareholders holding Fund shares as part of a hedge, straddle, or conversion transaction, and shareholders who are subject to the federal alternative minimum tax.

The Trust has not requested and will not request an advance ruling from the IRS as to the federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion and the discussions in the prospectuses applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult with their own tax advisors and financial planners regarding the federal tax consequences of an investment in a Fund, the application of state, local, or foreign laws, and the effect of any possible changes in applicable tax laws to their investment in the Funds.

Qualification as a Regulated Investment Company

It is intended that each Fund qualify as a “regulated investment company” under Subchapter M of Subtitle A, Chapter 1 of the Code. Each Fund will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to each Fund, even though each Fund is a series of the Trust. Furthermore, each Fund will separately determine its income, gains, losses, and expenses for federal income tax purposes.

In order to qualify as a regulated investment company under the Code, each Fund must, among other things, derive at least 90% of its gross income each taxable year generally from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts) and net income derived from an interest in a qualified publicly traded partnership, as defined below. In general, for purposes of this 90% gross income requirement, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, recent legislation provides that 100% of the net income derived from an interest in a “qualified publicly traded partnership” (defined as a partnership (x) the interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, (y) that derives at least 90% of its income from the passive income sources defined in Code section 7704(d), and (z) that derives less than 90% of its income from the qualifying income described above) will be treated as qualifying income. Certain of a Fund’s investments in MLPs may qualify as qualified publicly traded partnerships. In addition, although in general the passive loss rules do not apply to a regulated investment company, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.

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Each Fund must also diversify its holdings so that, at the end of each quarter of a Fund’s taxable year: (i) at least 50% of the fair market value of its assets consists of (A) cash and cash items (including receivables), U.S. government securities and securities of other regulated investment companies, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed 5% of the value of a Fund’s total assets and are not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of a Fund’s total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), the securities of two or more issuers the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. In addition, for purposes of meeting this diversification requirement, the term “outstanding voting securities of such issuer” includes the equity securities of a qualified publicly traded partnership and in the case of a Fund’s investments in loan participations, the Fund shall treat both the financial intermediary and the issuer of the underlying loan as an issuer. The qualifying income and diversification requirements applicable to a Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts, and swap agreements, as well as the extent to which it can invest in MLPs.

In addition, each Fund generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss and at least 90% of its net tax-exempt interest income earned in each taxable year. If a Fund meets all of the regulated investment company requirements, it generally will not be subject to federal income tax on any of the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, a Fund generally must make the distributions in the same year that it realizes the income and gain, although in certain circumstances, a Fund may make the distributions in the following taxable year. Shareholders generally are taxed on any distributions from a Fund in the year they are actually distributed. If a Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, however, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the first taxable year. Each Fund intends to distribute its net income and gain in a timely manner to maintain its status as a regulated investment company and eliminate Fund-level federal income taxation of such income and gain. However, no assurance can be given that a Fund will not be subject to federal income taxation.

Moreover, a Fund may retain for investment all or a portion of its net capital gain. If a Fund retains any net capital gain, it will be subject to a tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

If, for any taxable year, a Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirements, it will be taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders, and all distributions from the Fund’s current and accumulated earnings and profits (including any distributions of its net tax-exempt income and net long-term capital gains) to its shareholders will be taxable as dividend income. To qualify again to be taxed as a regulated investment company in a subsequent year, the Fund may be required to distribute to its shareholders its earnings and profits attributable to non-regulated investment company years. In addition, if a Fund which has previously qualified as a regulated investment company were to fail to qualify as a regulated investment company for a period greater than two taxable years, the Fund generally would be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the

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Fund had been liquidated) or, alternatively, to be subject to taxation on such built-in gain recognized for a period of ten years, in order to re-qualify as a regulated investment company in a subsequent year.

Excise Tax

If a Fund fails to distribute by December 31 of each calendar year at least 98% of its ordinary income (excluding capital gains and losses for that year), at least 98% of its capital gain net income (adjusted for net ordinary losses) for the 1-year period ending on October 31 of that year, and any of its ordinary income and capital gain net income from the prior year that were not distributed during such years, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. Each Fund generally intends to actually distribute or be deemed to have distributed (as described earlier) substantially all of its net income and gain, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax. Moreover, each Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, if the amount of excise tax to be paid is deemed de minimis by a Fund).

Capital Loss Carryforwards

A Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Fund’s capital loss carryforward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried forward capital losses, such future capital gains are not subject to fund-level federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Funds do not expect to distribute any such offsetting capital gains. The Funds cannot carry back or carry forward any net operating losses.

If a Fund engages in a reorganization, either as an acquiring fund or acquired fund, its capital loss carryforwards (if any), its unrealized losses (if any), or any such losses of other funds participating in the reorganization, may be subject to severe limitations that could make such losses substantially unusable. The Funds have engaged in reorganizations in the past and may engage in reorganizations in the future.

Equalization Accounting

Each Fund may use the so-called “equalization method” of accounting to allocate a portion of its “accumulated earnings and profits,” in respect of its undistributed investment company taxable income and net capital gains, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund’s total returns, it may reduce the amount of income and gains that the Fund would otherwise distribute to continuing shareholders as dividends by reducing the effect of redemptions of Fund shares on Fund distributions to shareholders. The IRS has not expressly sanctioned the particular equalization method used by a Fund, and thus the Fund’s use of this method may be subject to IRS scrutiny.

Taxation of Fund Investments

In general, realized gains or losses on the sale of securities held by a Fund will be treated as capital gains or losses, and long-term capital gains or losses if the Fund has held the disposed securities for more than one year at the time of disposition.

If a Fund purchases a debt obligation with original issue discount (OID) (generally a debt obligation with a purchase price less than its principal amount, such as a zero-coupon bond), the Fund may be required to annually include in its taxable income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. Inflation-protected bonds generally can be expected to produce OID income as their principal amounts are adjusted upward for inflation. A

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portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes. In general, gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by a Fund at a market discount, generally at a price less than its principal amount, will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. A Fund generally will be required to make distributions to shareholders representing the OID income on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Fund. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by a Fund which the Fund otherwise might have continued to hold; obtaining such cash might be disadvantageous for the Fund.

In addition, payment-in-kind securities similarly will give rise to income which is required to be distributed and is taxable even though a Fund holding the security receives no interest payment in cash on the security during the year. A portion of the interest paid or accrued on certain high-yield discount obligations (such as high-yield corporate debt securities described above) may not (and interest paid on debt obligations owned by a Fund that are considered for tax purposes to be payable in the equity of the issuer or a related party will not) be deductible to the issuer, possibly affecting the cash flow of the issuer.

If a Fund invests in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default, special tax issues may exist for the Fund. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by a Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

If an option granted by a Fund is sold, lapses or is otherwise terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses realized by a Fund in the sale, exchange, exercise or other disposition of an option may be deferred if they result from a position that is part of a “straddle,” discussed below. If securities are sold by a Fund pursuant to the exercise of a covered call option granted by it, the Fund generally will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received from its cost basis in the securities purchased.

Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed index options used by a Fund will be deemed “Section 1256 contracts.” A Fund will be required to “mark to market” any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the “mark-to-market” rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss as described below. These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Transactions that qualify as designated hedges are exempt from the mark-to-market rule and the “60%/40%” rule and may require the Fund to defer the recognition of losses on certain futures contracts, foreign currency contracts, and non-equity options.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options, futures contracts, forward contracts and similar instruments relating to foreign currency, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as

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ordinary income or loss and may affect the amount and timing of recognition of the Fund’s income. Under future Treasury Regulations, any such transactions that are not directly related to a Fund’s investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign exchange loss exceeds a Fund’s net investment company taxable income (computed without regard to such loss) for a taxable year, the resulting ordinary loss for such year will not be available as a carryforward and thus cannot be deducted by the Fund or its shareholders in future years.

Offsetting positions held by a Fund involving certain derivative instruments, such as financial forward, futures and options contracts, may be considered, for federal income tax purposes, to constitute “straddles.” “Straddles” are defined to include “offsetting positions” in actively traded personal property. The tax treatment of “straddles” is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund is treated as entering into a “straddle” and at least one (but not all) of the Fund’s positions in derivative contracts comprising a part of such straddle is governed by Section 1256 of the Code, described above, then such straddle could be characterized as a “mixed straddle.” A Fund may make one or more elections with respect to “mixed straddles.” Depending upon which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions. As a result, the straddle rules could cause distributions that would otherwise constitute “qualified dividend income” to fail to satisfy the applicable holding period requirements (as described below) and therefore to be taxed as ordinary income. Furthermore, the Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle, including any interest on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Because the application of the straddle rules may affect the character and timing of gains and losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the situation where a Fund had not engaged in such transactions.

If a Fund enters into a “constructive sale” of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale of an appreciated financial position occurs when a Fund enters into certain offsetting transactions with respect to the same or substantially identical property, including: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon a Fund’s holding period in the appreciated financial position. Losses realized from a sale of a position that was previously the subject of a constructive sale will be recognized when the position is subsequently disposed of. The character of such losses will depend upon a Fund’s holding period in the position beginning with the date the constructive sale was deemed to have occurred, and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to certain closed transactions, including if such a transaction is closed on or before the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position unhedged throughout the 60-day period beginning with the day such transaction was closed.

The amount of long-term capital gain a Fund may recognize from certain derivative transactions with respect to interests in certain pass-through entities is limited under the Code’s constructive ownership rules. The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

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In addition, a Fund’s transactions in securities and certain types of derivatives (e.g., options, futures contracts, forward contracts and swap agreements) may be subject to other special tax rules, such as the wash-sale rules or the short-sale rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains, and/or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

Certain of a Fund’s hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If a Fund’s book income exceeds its taxable income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a Fund’s book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

A Fund may invest in REITs that hold residual interests in REMICs. Under Treasury regulations that have not yet been issued, but may apply retroactively, a portion of a Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. These regulations are also expected to provide that excess inclusion income of a regulated investment company, such as the Funds, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. Dividends paid by REITs generally will not be eligible to be treated as “qualified dividend income.”

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (UBTI) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (as defined in the Code) is a record holder of a share in a Fund, then the Fund will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. To the extent permitted under the 1940 Act, a Fund may elect to specially allocate any such tax to the applicable disqualified organization, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. The Funds have not yet determined whether such an election will be made.

Some amounts received by a Fund from its investments in MLPs will likely be treated as returns of capital because of accelerated deductions available with respect to the activities of MLPs. On the disposition of an investment in such an MLP, the Fund will likely realize taxable income in excess of economic gain from that asset (or if a Fund does not dispose of the MLP, the Fund will likely realize taxable income in excess of cash flow received by the Fund from the MLP in a later period), and the Fund must take such income into account in determining whether the Fund has satisfied its distribution requirements. The Fund may have to borrow or liquidate securities to satisfy its distribution requirements and meet its redemption requests, even though investment considerations might otherwise make it undesirable for the Fund to sell securities or borrow money at the time.

“Passive foreign investment companies” (PFICs) are generally defined as foreign corporations where at least 75% of their gross income for their taxable year is income from passive sources (such as interest, dividends,

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certain rents and royalties, or capital gains) or at least 50% of their assets on average produce such passive income. If a Fund acquires any equity interest in a PFIC, the Fund could be subject to federal income tax and interest charges on “excess distributions” received from the PFIC or on gain from the sale of such equity interest in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions may have been classified as capital gain.

A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require a Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Funds may attempt to limit and/or manage their holdings in PFICs to minimize their tax liability or maximize their returns from these investments but there can be no assurance they will be able to do so. Moreover, because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, a Fund may incur the tax and interest charges described above in some instances.

Rules governing the federal income tax aspects of derivatives, including swap agreements, are in a developing stage and are not entirely clear in certain respects, particularly in light of a recent IRS revenue ruling that held that income from a derivative contract with respect to a commodity index is not qualifying income for a regulated investment company. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a regulated investment company might be jeopardized. Certain requirements that must be met under the Code in order for each Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in derivatives transactions.

In addition to the investments described above, prospective shareholders should be aware that other investments made by the Funds may involve complex tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds seek to avoid significant noncash income, such noncash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Funds could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements.

Taxation of Distributions

All distributions paid out of a Fund’s current and accumulated earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported by each shareholder who is required to file a U.S. federal income tax return. Dividends and distributions on a Fund’s shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. For federal income tax purposes, a Fund’s earnings and profits, described above, are determined at the end of the Fund’s taxable year and are allocated pro rata to distributions paid over the entire year. Distributions in excess of a Fund’s current and accumulated earnings and profits will first be treated as a return of capital up to the amount of a shareholder’s tax basis in his or her Fund shares and then as capital gain. A Fund may make distributions in excess of its earnings and profits to a limited extent, from time to time.

For federal income tax purposes, distributions of investment income are generally taxable as ordinary income, and distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. In addition, distributions attributable to gain from the sale of MLPs that are characterized as ordinary income under the Code’s recapture provisions will be taxable as ordinary income.

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Distributions designated by a Fund as capital gain dividends will be taxable to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund’s actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares, and do not qualify as dividends for purposes of the dividends-received deduction or as qualified dividend income (defined below). Each Fund will designate capital gain distributions, if any, in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year.

Some states will not tax distributions made to individual shareholders that are attributable to interest a Fund earned on direct obligations of the U.S. Government if the Fund meets the state’s minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers’ acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.

Sales and Exchanges of Fund Shares

If a shareholder sells or exchanges his or her Fund shares, he or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and his or her tax basis in the shares. This gain or loss will be long-term capital gain or loss if he or she has held such Fund shares for more than one year at the time of the sale or exchange, and short-term otherwise.

If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, as a result of having initially acquired those shares, he or she subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred in acquiring the Fund’s shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder realizes a loss on a disposition of Fund shares, the loss will be disallowed under “wash sale” rules to the extent that he or she purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be reflected in an adjustment to the tax basis of the purchased shares.

If a shareholder receives or is deemed to receive a long-term capital gain distribution with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain distribution.

Foreign Taxes

Amounts realized by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass-through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund, which may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. It is not expected that either of the Funds will qualify for this election.

Federal Income Tax Rates

As of the printing of this SAI, the maximum stated federal income tax rate applicable to individuals generally is 35% for ordinary income and 15% for net long-term capital gain.

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Current federal income tax law also provides for a maximum individual federal income tax rate applicable to “qualified dividend income” equal to the highest net long-term capital gains rate, which generally is 15%. In general, “qualified dividend income” is income attributable to dividends received by a Fund in taxable years beginning on or before December 31, 2010 from certain domestic and foreign corporations, as long as certain holding period and other requirements are met by the Fund with respect to the dividend-paying corporation’s stock and by the shareholders with respect to the Fund’s shares. If 95% or more of a Fund’s gross income (excluding net long-term gain over net short-term capital loss) constitutes qualified dividend income, all of its distributions (other than capital gain dividends) will be generally treated as qualified dividend income in the hands of individual shareholders, as long as they have owned their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund’s ex-dividend date (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date). In general, if less than 95% of a Fund’s income is attributable to qualified dividend income, then only the portion of the Fund’s distributions that are attributable to qualified dividend income and designated as such in a timely manner will be so treated in the hands of individual shareholders. Payments received by a Fund from securities lending, repurchase and other derivative transactions ordinarily will not qualify. The rules attributable to the qualification of Fund distributions as qualified dividend income are complex, including the holding period requirements. Individual Fund shareholders therefore are urged to consult their own tax advisors and financial planners. Income and bond funds typically do not distribute significant amounts of “qualified dividend income.”

The maximum stated corporate federal income tax rate applicable to ordinary income and net capital gain is 35%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. Federal income tax rates are set to increase in future years under various “sunset” provisions of federal income tax laws.

Backup Withholding

The Funds generally are required to withhold, and remit to the U.S. Treasury, subject to certain exemptions, an amount equal to 28% of all taxable distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder if (1) the shareholder fails to furnish the Fund with a correct “taxpayer identification number” (TIN) and has not certified to the Fund that withholding does not apply or (2) the IRS notifies the Fund that the shareholder’s TIN is incorrect or the shareholder is otherwise subject to backup withholding. These backup withholding rules may also apply to distributions that are properly designated as exempt interest dividends. This backup withholding is not an additional tax imposed on the shareholder. The shareholder may apply amounts required to be withheld as a credit against his or her future federal income tax liability, provided that the required information is furnished to the IRS. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. The rate of backup withholding is set to increase for amounts distributed or paid after December 31, 2010.

Tax-Deferred Plans

The shares of the Funds may be available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts. Prospective investors should contact their tax advisors and financial planners regarding the tax consequences to them of holding Fund shares through such plans and/or accounts.

Corporate Shareholders

Subject to limitation and other rules, a corporate shareholder of a Fund may be eligible for the dividends-received deduction on Fund distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. For eligible corporate shareholders, the dividends-received deduction may be subject to certain reductions, and a distribution by a Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met. These requirements are complex; therefore, corporate shareholders of the Funds are urged to consult their own tax advisors and financial planners.

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As discussed above, a portion of the interest paid or accrued on certain high-yield discount obligations owned by a Fund may not (and interest paid on debt obligations, if any, that are considered for tax purposes to be payable in the equity of the issuer or a related party will not) be deductible to the issuer. If a portion of the interest paid or accrued on certain high-yield discount obligations is not deductible, that portion will be treated as a dividend for purposes of the corporate dividends-received deduction. In such cases, if the issuer of the high-yield discount obligations is a domestic corporation, dividend payments by a Fund may be eligible for the dividends-received deduction to the extent of the dividend portion of such accrued interest.

Foreign Shareholders

Very generally, for taxable years beginning before January 1, 2008, distributions properly designated by a Fund as “interest-related distributions” will be exempt from federal income tax withholding provided the Fund obtains a properly completed and signed certificate of foreign status from the foreign shareholder (“exempt foreign shareholder”). Interest-related distributions are generally attributable to the Fund’s net interest income earned on certain debt obligations and paid to a nonresident alien individual, a foreign trust (i.e., a trust other than a trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), a foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source), or a foreign corporation (each, a “foreign shareholder”). In order to qualify as an interest-related distribution, the Fund must designate a distribution as such in a written notice mailed to its shareholders not later than 60 days after the close of the Fund’s taxable year. Distributions made to exempt foreign shareholders attributable to net investment income from other sources, such as dividends received by a Fund, generally will be subject to non-refundable federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty). Notwithstanding the foregoing, if a distribution described above is “effectively connected” with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the recipient foreign shareholder, federal income tax withholding and exemptions attributable to foreign persons will not apply and the distribution will be subject to the tax, reporting and withholding requirements generally applicable to U.S. persons.

In general, a foreign shareholder’s capital gains realized on the disposition of Fund shares, capital gain distributions and, with respect to taxable years of a Fund beginning before January 1, 2008, “short-term capital gain distributions” (defined below) are not subject to federal income or withholding tax, provided that the Fund obtains a properly completed and signed certificate of foreign status, unless: (i) such gains or distributions are effectively connected with a U.S. trade or business (or, if an income tax treaty applies, are attributable to a permanent establishment) of the foreign shareholder; (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the sale or receipt of the capital gain distribution and certain other conditions are met; or (iii) the Fund shares on which the foreign shareholder realized gain constitute U.S. real property interests or, in certain cases, distributions are attributable to gain from the sale or exchange of a U.S. real property interest, as discussed in the following paragraph. If such gains or distributions are effectively connected with a U.S. trade or business (or are attributable to a U.S. permanent establishment of the foreign shareholder pursuant to an applicable income tax treaty), the tax, reporting and withholding requirements applicable to U.S. persons generally will apply to the foreign shareholder. If such gains or distributions are not effectively connected for this purpose, but the foreign shareholder meets the requirements of clause (ii) described above, such gains and distributions will be subject to U.S. federal income tax withholding tax at a 30% rate (or such lower rate provided under an applicable income tax treaty). “Short-term capital gain distributions” are distributions attributable to a Fund’s net short-term capital gain in excess of its net long-term capital loss and designated as such by the Fund in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year. It is currently unclear whether Congress will extend the exemption from withholding for interest-related distributions and short-term capital gain distributions for tax years beginning on or after January 1, 2008.

Special tax rules apply to distributions that a “qualified investment entity” (a QIE) pays to foreign shareholders that are attributable to gain from the QIE’s sale or exchange of “U.S. real property interests” (a USRPI Distribution). A Fund will be a QIE if it is both (i) a regulated investment company and (ii) a “U.S. real

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property holding corporation” (determined without regard to certain exceptions, described below, for 5% holders of publicly traded classes of stock and for interest in domestically-controlled regulated investment companies and REITs). Under the code, a “U.S. real property holding corporation” is any corporation that holds (or held during the previous five-year period) USRPIs (defined as U.S. real property and interests (other than solely as a creditor) in “U.S. real property holding corporations”) with an aggregate fair market value equal to 50% or more of the fair market value of the corporation’s real property assets and other trade-or-business assets. A USRPI does not include (i) any class of stock of a corporation that is traded on an established securities market with respect to a person who holds no more than 5% of such class of stock at all times during the previous five-year period and (ii) a regulated investment company’s interests in domestically controlled U.S. REITs and, through December 31, 2007, other regulated investment companies, each a “domestically controlled qualified investment entity” that, at all times during the shorter of the 5-year period ending on the date of the disposition or the period during which the regulated investment company was in existence, less than 50% in value of its stock was held directly or indirectly by foreign persons.

Where a foreign shareholder has owned more than 5% of a class of shares of a Fund (to the extent it is a QIE) during the one-year period preceding the date of the USRPI Distribution, the Fund will be required to withhold 35% of any USRPI Distribution paid to that shareholder and the foreign shareholder will have an obligation to file a U.S. tax return and pay tax. For all other foreign shareholders of a Fund (to the extent it is a QIE), a USRPI Distribution will be treated as ordinary income (notwithstanding any designation by the Fund that such distribution is a capital gain dividend) and the Fund will be required to withhold 30% (or lower applicable treaty rate) of such distribution (notwithstanding any designation by the Fund that such distribution is a short-term capital gain dividend). If the Fund is a QIE and makes a distribution to its foreign shareholders that is attributable to a USRPI Distribution received by the Fund from a “lower-tier” REIT or regulated investment company that is a QIE, that distribution will retain its character as a USRPI Distribution when passed through to the foreign shareholder regardless of the Fund’s percentage ownership of the “lower-tier” REIT or regulated investment company.
In addition, in certain circumstances, if a foreign shareholder disposes of its Fund shares prior to a distribution that would have been treated as a USRPI Distribution and acquires, or enters into a contract or option to acquire, a substantially identical interest in the Fund during the 61-day period beginning 30 days before the ex-dividend date of the distribution (a “wash sale transaction”), the foreign shareholder may be treated as having gain from the sale or exchange of a U.S. real property interest, which may be subject to the U.S. income tax and reporting requirements described above with respect to distributions. In addition to the distribution and wash sale transaction rules described above, in limited circumstances Fund shares could themselves be treated as U.S. real property interests, the disposition of which could be subject to similar U.S. income and withholding tax and reporting requirements. While the Funds do not expect Fund shares to constitute U.S. real property interests, a portion of a Fund’s distributions may be attributable to gain from the sale or exchange of U.S. real property interests and foreign shareholders may, therefore, be subject to U.S. tax and reporting requirements under the distribution rules described above. Foreign shareholders should contact their tax advisors and financial planners regarding the tax consequences to them of such distributions.

Even if permitted to do so, the Funds provide no assurance that they will designate any distributions as interest-related distributions or short-term capital gain distributions. Even if a Fund makes such designations, if you hold Fund shares through an intermediary, no assurance can be made that your intermediary will respect such designations.

In order for a foreign investor to qualify for exemption from the backup withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in a Fund should consult their tax advisers in this regard.

Special rules apply to foreign partnerships and those holding Fund shares through foreign partnerships.

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Tax-Exempt Shareholders

Under current law, the Funds serve to “block” (that is, prevent the attribution to shareholders of) UBTI from being realized by tax-exempt shareholders. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

In addition, special tax consequences apply to charitable remainder trusts (CRTs) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or in taxable mortgage pools. Under legislation enacted in December 2006, a charitable remainder trust, as defined in section 664 of the Code, that realizes UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in November 2006, a CRT will not recognize UBTI solely as a result of investing in a Fund when it recognizes “excess inclusion income” (which is described earlier). Rather, as described above, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes “excess inclusion income,” then the Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which the IRS guidance in respect of CRTs remains applicable in light of the December 2006 CRT legislation is unclear. To the extent permitted under the 1940 Act, each Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. CRTs are urged to consult their tax advisors concerning the consequences of investing in a Fund.

Tax Shelter Reporting Regulations

Under Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

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CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of August 31, 2007, the name, address and percentage of ownership of each person who may be deemed to be a “principal holder “(i.e., owns of record or is known by the Trust to own beneficially 5% or more of any class of a Fund’s outstanding shares) is listed below.

Principal Holder Ownership of the Funds

Fund / Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
High Yield Opportunity Fund – Class B	CITIGROUP GLOBAL MARKETS, INC. HOUSE ACCOUNT 7TH FLOOR 333 W 34TH STREET NEW YORK NY 10001-2402	1,229,616.0840	7.55%

High Yield Opportunity Fund – Class C	CITIGROUP GLOBAL MARKETS, INC. HOUSE ACCOUNT 7TH FLOOR 333 W 34TH STREET NEW YORK NY 10001-2402	297,698.2380	7.01%

High Yield Opportunity Fund – Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FLOOR JACKSONVILLE FL 32246-6484	267,017.3610	6.29%

High Yield Opportunity Fund – Class Z	BANK OF AMERICA NA ATTENTION: FUND ACCOUNTING 411 N AKARD ST. DALLAS, TX 75201-3307	4,560,576.9950	64.42%

High Yield Opportunity Fund – Class Z	CHARLES SCHWAB & CO INC CUSTOMERS ATTENTION: MUTUAL FUNDS DEPARTMENT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	462,749.4240	6.54%

Strategic Income Fund – Class A	CHARLES SCHWAB & CO INC CUSTOMERS ATTENTION: MUTUAL FUNDS DEPARTMENT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	18,787,426.9170	13.56%

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Fund / Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
Strategic Income Fund – Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FLOOR JACKSONVILLE FL 32246-6484	1,518,096.2230	8.30%

Strategic Income Fund – Class J	TOKAI TOKYO SECURITIES SHINYAESU BUILDING 7-1 KYOBASHI 1-CHOME CHUO-KU TOKYO JAPAN 104-0031	18,791,495.5960	93.38%

Strategic Income Fund – Class J	MITSUBISHI SECURITIES CO LTD INVESTMENT TRUST DIVISION MITSUBISHI BUILDING 2-5-2 MARUNOUCHI CHIYODA-KU TOKYO 100-0005 JAPAN	1,332,450.0000	6.62%

Strategic Income Fund – Class Z	COLUMBIA MANAGEMENT ADVISORS INC. FBO COLUMBIA MASTERS HERITAGE PORTFOLIO 245 SUMMER STREET 3rd FLOOR BOSTON MA 02210-1133	6,050,024.0450	6.33%

Strategic Income Fund – Class Z	BANK OF AMERICA NA ATTENTION: FUND ACCOUNTING 411 N AKARD ST. DALLAS, TX 75201-3307	84,225,492.6230	88.14%

As of August 31, 2007, the name, address and percentage of ownership of each person who may be deemed to be a “control person” (as that term is defined in the 1940 Act) of a Fund because it owns greater than 25% of the outstanding shares, either beneficially or by virtue of its fiduciary or trust roles or otherwise, is shown below. A controlling person’s vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders.

Control Person Ownership of the Funds

Fund	Shareholder Account Registration	Share Balance	Percentage of Fund
High Yield Opportunity Fund	N/A	N/A	N/A

Strategic Income Fund	BANK OF AMERICA NA ATTENTION: FUND ACCOUNTING 411 N AKARD ST. DALLAS, TX 75201-3307	84,225,492.6230	27.54%

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APPENDIX A — DESCRIPTIONS OF SECURITIES RATINGS

This Appendix summarizes the various descriptions of securities ratings applicable to securities purchased by the Columbia Funds Family. Please refer to a Fund’s prospectus and statement of additional information to determine whether that Fund may invest in securities that have ratings described in this Appendix.

STANDARD & POOR’S (S&P)

Bonds

The following summarizes the ratings used by S&P for bonds. The ratings AAA, AA, A and BBB denote investment grade securities.

AAA bonds have the highest rating assigned by S&P and are considered to have an extremely strong capacity to pay interest and repay principal.

AA bonds are considered to have a very strong capacity to pay interest and repay principal, and they differ from AAA only in small degree.

A bonds are considered to have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB bonds are considered to have an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for bonds in the A category.

BB, B, CCC, CC and C bonds are considered to have predominantly speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or large exposures to adverse conditions.

BB bonds are considered to have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B bonds are considered to have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB — rating.

CCC bonds are considered to have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, the bonds are not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B — rating.

CC rating typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C rating typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC — debt rating. The C rating may be used to cover a situation, for example, where a bankruptcy petition has been filed, but debt service payments are continued.

A-1

CI rating is reserved for income bonds on which no interest is being paid.

D bonds are in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Municipal Notes

SP-1. Notes rated SP-1 are considered to have very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are designated as SP-1+.

SP-2. Notes rated SP-2 are considered to have satisfactory capacity to pay principal and interest.

Notes due in three years or less normally receive a note rating. Notes maturing beyond three years normally receive a bond rating, although the following criteria are used in making that assessment:

Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be rated as a note).

Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be rated as a note).

Commercial Paper

A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

A-1. Issues assigned to this rating are considered to have overwhelming or very strong capacity for timely payment. Those issues determined to possess overwhelming safety characteristics are designed A-1+.

MOODY’S INVESTORS SERVICE, INC. (MOODY’S)

Municipal Bonds

Aaa bonds are considered to be of the best quality. They are considered to have the smallest degree of investment risk and are generally referred to as ‘‘gilt edge’’. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While various protective elements are likely to change, such changes as can be visualized are most unlikely to impair a fundamentally strong position of such issues.

Aa bonds are considered to be of high quality by all standards. Together with Aaa bonds they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Those bonds in the Aa through B groups that Moody’s believes possess the strongest investment attributes are designated by the symbols Aa1, A1 or Baa1.

A bonds are considered to possess many favorable investment attributes and are to be considered to be upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment at some time in the future.

A-2

Baa bonds are considered to be medium grade obligations: they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great period of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba bonds are considered to have speculative elements: their future cannot be considered as well secured. Often, the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this grade.

B bonds are considered generally to lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa bonds are considered to be of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca bonds are considered to represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C bonds are the lowest rated class of bonds and issues so rated are considered to have extremely poor prospects of ever attaining any real investment standing.

Conditional Ratings. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting conditions attach. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Corporate Bonds

The description of the applicable rating symbols (Aaa, Aa, A) and their meanings is identical to that of the Municipal Bond ratings as set forth above, except for the numerical modifiers. Moody’s applies numerical modifiers 1, 2, and 3 in the Aa and A classifications of its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

Municipal Notes

MIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3. This designation denotes favorable quality. All security elements are accounted for, but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Commercial Paper

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Prime-1 Highest Quality

A-3

Prime-2 Higher Quality

Prime-3 High Quality

If an issuer represents to Moody’s that its commercial paper obligations are supported by the credit of another entity or entities, Moody’s, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments, or other entities, but only as one factor in the total rating assessment.

FITCH, INC. (FITCH)

Long-Term Debt

Investment Grade Bond Ratings

AAA bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and/or dividends and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA bonds are considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A bonds are considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt securities with higher ratings.

BBB bonds are considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest or dividends and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these securities and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for securities with higher ratings.

Speculative Grade Bond Ratings

BB bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

B bonds are considered highly speculative. While securities in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC bonds are considered to have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC bonds are considered to be minimally protected. Default in payment of interest and/or principal seems probable over time.

C bonds are in imminent default in payment of interest or principal.

A-4

DDD, DD, and D bonds are in default on interest and/or principal payments. Such securities are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these securities and D represents the lowest potential for recovery.

Plus (+) or minus (-): Plus or minus signs are used to show relative standing within the major rating categories. Plus and minus signs, however, are not used in the DDD, DD, or D categories.

Short-Term Debt

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and investment notes.

F-1+ obligations have exceptionally strong credit quality and are considered to have the strongest degree of assurance for timely payment.

F-1 obligations are considered to reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2 obligations are considered to have good credit quality. Securities in this class have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3 obligations are considered to have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S rating is assigned to obligations that are considered to have a minimal degree of assurance for timely payment and to be vulnerable to near-term adverse changes in financial and economic conditions.

B obligations are considered to have a minimal capacity for timely payment of financial commitments and a susceptibility to the adverse effects of changes in circumstances and economic conditions.

C rating is assigned to obligations that are considered to have a high default risk and whose capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D obligations are in actual or imminent payment default.

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APPENDIX B — PROXY VOTING POLICIES AND PROCEDURES

Columbia Management Advisors, LLC (“CMA”) — Proxy Voting Policy

Applicable Regulations

Rule 206(4)-6 under the Investment Advisers Act of 1940

*Form N-PX

*ERISA Department of Labor Bulletin 94-2

Institutional Shareholder Services, Inc. (SEC No Action Letter dated September 15, 2004)

Explanation/Summary of Regulatory Requirements

An investment adviser that exercises voting authority over clients’ proxies must adopt written policies and procedures that are reasonably designed to ensure that those proxies are voted in the best economic interests of clients. An adviser’s policies and procedures must address how the adviser resolves material conflicts of interest between its interests and those of its clients. An investment adviser must comply with certain record keeping and disclosure requirements with respect to its proxy voting responsibilities. In addition, an investment adviser to ERISA accounts has an affirmative obligation to vote proxies for an ERISA account, unless the client expressly retains proxy voting authority.

Policy Summary

Columbia Management Advisors, LLC (“CMA”) has adopted and implemented the following policy, which it believes is reasonably designed to: (1) ensure that proxies are voted in the best economic interest of clients; and (2) address material conflicts of interest that may arise. This policy applies primarily to the GWIM Investment Operations Group, as well as to Compliance Risk Management (“CRM”) and Legal. Business groups to which this policy applies and CRM must adopt written procedures to implement the policy.

Policy

All proxies regarding client securities for which CMA has authority to vote will, unless CMA determines in accordance with policies stated below to refrain from voting, be voted in a manner considered by CMA to be in the best interest of CMA’s clients without regard to any resulting benefit or detriment to CMA or its affiliates. The best interest of clients is defined for this purpose as the interest of enhancing or protecting the economic value of client accounts, considered as a group rather than individually, as CMA determines in its sole and absolute discretion. In the event a client believes that its other interests require a different vote, CMA will vote as the client clearly instructs, provided CMA receives such instructions in time to act accordingly. Information regarding CMA’s proxy voting decisions is confidential. Therefore, the information may be shared on a need to know basis only, including within CMA and with CMA affiliates. Advisory clients, including mutual funds’ and other funds’ boards, may obtain information on how their proxies were voted by CMA. However, CMA will not selectively disclose its investment company clients’ proxy voting records to third parties. Rather, the investment company clients’ proxy records will be disclosed to shareholders by publicly-available annual filings for 12-month periods ending June 30th.

CMA endeavors to vote, in accordance with this Policy, all proxies of which it becomes aware, subject to the following general exceptions (unless otherwise agreed) when CMA expects to routinely refrain from voting:

1. Proxies will usually not be voted in cases where the security has been loaned from the Client’s account.

2. Proxies will usually not be voted in cases where international issuers impose share blocking restrictions.

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CMA seeks to avoid the occurrence of actual or apparent material conflicts of interest in the proxy voting process by voting in accordance with predetermined voting guidelines and observing other procedures that are intended to prevent where practicable and manage conflicts of interest (refer to Section III, Conflicts of Interest below). CMA’s proxy voting policy and practices are summarized in its Form ADV. Additionally, CMA will provide clients with a copy of its policies, as they may be updated from time to time, upon request.

Means of achieving compliance

I. PROXY COMMITTEE

CMA has established a Proxy Committee whose standing members include senior investment management personnel, who participate as voting authorities on the Committee. Additionally, the Proxy Committee regularly involves other associates (e.g., Legal representative, Compliance Risk Management representative, GWIM Investment Operations representatives) who participate as needed to enable effective execution of the Committee’s responsibilities.

The Proxy Committee has established a charter, which sets forth the Committee’s purpose, membership and operation. The Proxy Committee’s functions include, in part,

(a) direction of the vote on proposals where there has been a recommendation to the Committee not to vote according to the predetermined Voting Guidelines (stated in Appendix A) or on proposals which require special, individual consideration in accordance with Section IV.C;

(b) review at least annually of this Proxy Voting Policy and Voting Guidelines to ensure consistency with internal policies, client disclosures and regulatory requirements;

(c) review at least annually of existing Voting Guidelines and the need for development of additional Voting Guidelines to assist in the review of proxy proposals;

(d) ensure that appropriate disclosure of CMA’s Proxy Voting Policy is made to its clients, is disclosed in CMA’s Form ADV and is made to the Funds’ shareholders; and

(e) oversight of any circumstances where, as described in Section III, CMA may determine it is necessary to delegate proxy voting to an independent third party.

II. CMA’S INVESTMENT ASSOCIATES

Under CMA’s Voting Guidelines, certain matters must be determined on a case-by-case basis. In general, the GWIM Investment Operations Group will refer these matters first to the relevant CMA research analyst after first confirming with CRM that the proxy matter does not present a conflict to CMA. If there is not a research analyst assigned to the particular security, the matter will be referred to the appropriate portfolio manager.

In considering a particular proxy matter, the research analyst or portfolio manager must vote in the clients’ best interest as defined above. Information regarding CMA’s proxy voting decisions is confidential information. Therefore, research analysts and portfolio managers generally must not discuss proxy votes with any person outside of CMA and within CMA except on a need to know basis only.

Research analysts and portfolio managers must discharge their responsibilities consistent with the obligations set forth below (refer to Management of Conflicts of Interest — Additional Procedures). A research analyst or portfolio manager must disclose in writing any inappropriate attempt to influence their recommendation or any other personal interest that they have with the issuer (see Appendix B — Conflicts of Interest Disclosure and Certification Form). For each Proxy Referral (defined below), the research analyst or portfolio manager is responsible for memorializing their recommendation on the Proxy Voting Recommendation Form (see Appendix C) and communicating it to the Proxy Department.

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Research analysts and portfolio managers should seek advice from CRM or Legal with respect to any questions that they have regarding personal conflicts of interests, communications regarding proxies, or other related matters.

III. CONFLICTS OF INTEREST

For purposes of this policy, a material conflict of interest is a relationship or activity engaged in by CMA, a CMA affiliate1, or a CMA associate that creates an incentive (or appearance thereof) to favor the interests of CMA, the affiliate, or associate, rather than the clients’ interests. However, a material conflict of interest is not automatically created when there is a relationship or activity engaged in by a CMA affiliate, but there is a possibility that a CMA affiliate could cause a conflict. CMA may have a conflict of interest if either CMA has a significant business relationship with a company that is soliciting a proxy, or if a CMA associate involved in the proxy voting decision-making process has a significant personal or family relationship with the particular company. A conflict of interest is considered to be “material” to the extent that a reasonable person could expect the conflict to influence CMA’s decision on the particular vote at issue. In all cases where there is deemed to be a material conflict of interest, CMA will seek to resolve it in the clients’ best interests.

For those proxy proposals that: (1) are not addressed by CMA’s proxy guidelines; (2) the guidelines specify the issue must be evaluated and determined on a case-by-case basis; or (3) a CMA investment associate believes that an exception to the guidelines may be in the best economic interest of CMA’s clients (collectively, “Proxy Referrals”), CMA may vote the proxy, subject to the conflicts of interest procedures set forth below.

In the case of Proxy Referrals, CRM will collect and review any information deemed reasonably appropriate to evaluate if CMA or any person participating in the proxy voting decision-making process has, or has the appearance of, a material conflict of interest. CMA investment personnel involved in the particular Proxy Referral must report any personal conflict of interest circumstances to Columbia Management’s Conflicts Officer in writing (see Appendix B). CRM will consider information about CMA’s significant business relationships, as well as other relevant information. The information considered by CRM may include information regarding: (1) CMA client and other business relationships; (2) any relevant personal conflicts; and (3) communications between investment professionals and parties outside the CMA investment division regarding the proxy matter. CRM will consult with relevant experts, including legal counsel, as necessary.

If CRM determines that it reasonably believes (1) CMA has a material conflict of interest, or (2) certain individuals should be recused from participating in the proxy vote at issue, CRM will inform the Chair of the Proxy Committee. Where a material conflict of interest is determined to have arisen in the proxy voting process, CMA’s policy is to invoke one or more of the following conflict management procedures:

•	Causing the proxies to be voted in accordance with the recommendations of an independent third party (which generally will be CMA’s proxy voting agent);

•	Causing the proxies to be delegated to a qualified, independent third party, which may include CMA’s proxy voting agent.

•	In unusual cases, with the Client’s consent and upon ample notice, forwarding the proxies to CMA’s clients so that they may vote the proxies directly.

[1]

Bank of America Corporation (“BAC”), the ultimate corporate parent of CMA, Bank of America, N.A. and all of their numerous affiliates owns, operates and has interests in many lines of business that may create or give rise to the appearance of a conflict of interest between BAC or its affiliates and those of Firm-advised clients. For example, the commercial and investment banking business lines may have interests with respect to issuers of voting securities that could appear to or even actually conflict with CMA’s duty, in the proxy voting process, to act in the best economic interest of its clients.

B-3

Affiliate Investment Companies and Public Companies

CMA considers (1) proxies solicited by open-end and closed-end investment companies for which CMA or an affiliate serves as an investment adviser or principal underwriter; and (2) proxies solicited by Bank of America or other public companies within the BAC organization to present a material conflict of interest for CMA. Consequently, the proxies of such affiliates will be voted following one of the conflict management practices discussed above.

Management of Conflicts of Interest — Additional Procedures

Additionally, by assuming his or her responsibilities pursuant to this Policy, each member of the Proxy Committee (including the chairperson) and any CMA or BAC associate advising or acting under the supervision or oversight of the Proxy Committee undertakes to disclose in writing to the Columbia Management Conflicts of Interest Officer (within CRM) any actual or apparent personal material conflicts of interest which he or she may have (e.g., relationships with nominees for directorship, members of an issuer’s or dissident’s management or otherwise) in determining whether or how CMA will vote proxies. In the event any member of the Proxy Committee has a conflict of interest regarding a given matter, he or she will abstain from participating in the Committee’s determination of whether and/or how to vote in the matter. CMA’s investment associates also follow the same disclosure requirements for any actual or apparent personal material conflicts of interest as stated in this section.

In certain circumstances, CMA follows the proxy guidelines and uses other research services provided by the proxy vendor or another independent third party. CMA has undertaken a review of the proxy vendor’s conflicts of interest procedures, and will continue to monitor them on an ongoing basis.

BAC as well as CMA have adopted various other policies and procedures that help reinforce this Policy. Please see the associated documents.

Ownership Limits — Delegation of Proxy Voting to an Independent Third Party

From time to time, CMA may face regulatory or compliance limits on the types or amounts of voting securities that it may purchase or hold for client accounts. Among other limits, federal, state, foreign regulatory restrictions, or company-specific ownership limits may restrict the total percentage of an issuer’s voting securities that CMA can hold for clients (collectively, “Ownership Limits”).

The regulations or company-specific documents governing a number of these Ownership Limits often focus upon holdings in voting securities. As a result, in limited circumstances in order to comply with such Ownership Limits and/or internal policies designed to comply with such limits, CMA may delegate proxy voting in certain issuers to a qualified, independent third party, who may be the Adviser’s proxy voting agent.

IV. PROXY VOTING GUIDELINES

A. CMA’s Proxy Voting Guidelines — General Practices.

The Proxy Committee has adopted the guidelines for voting proxies specified in Appendix A of this policy. CMA uses an independent, third-party proxy vendor to implement its proxy voting process as CMA’s proxy voting agent. In general, whenever a vote is solicited, the proxy vendor will execute the vote according to CMA’s Voting Guidelines.

B. Ability to Vote Proxies Other than as Provided by Voting Guidelines.

A Portfolio Manager or other party involved with a client’s account may conclude that the best interest of the firm’s client, as defined above, requires that a proxy be voted in a manner that differs from the predetermined

B-4

proxy Voting Guidelines. In this situation, he or she will request that the Proxy Committee consider voting the proxy other than according to such Guidelines. If any person, group, or entity requests the Proxy Committee (or any of its members) vote a proxy other than according to the predetermined Voting Guidelines, that person will furnish to the Proxy Committee a written explanation of the reasons for the request and a description of the person’s, group’s, or entity’s relationship, if any, with the parties proposing and/or opposing the matter’s adoption using the Proxy Voting Recommendation Form (see Appendix C of this policy). The Proxy Committee may consider the matter, subject to the conflicts of interest procedures discussed above.

C. Other Proxy Proposals

For the following categories of proposals, either the Proxy Committee will determine how proxies related to all such proposals will be voted, or the proxies will be voted in accordance with the proxy vendor’s or a an individual client’s guidelines.

1. New Proposals. For each new type of proposal that is expected to be proposed to shareholders of multiple companies, the Proxy Committee will develop a Voting Guideline which will be incorporated into this Policy.

2. Accounts Adhering to Taft Hartley Principles. All proposals for these accounts will be voted according to the Taft Hartley Guidelines developed by the proxy vendor, or as specified by the client.

3. Accounts Adhering to Socially Responsible Principles. All proposals for these accounts will be voted according to the Socially Responsible Guidelines developed by the proxy vendor, or as specified by the client.

4. Proxies of International Issuers which Block Securities Sales between the Time a Shareholder submits a Proxy and the Vote. In general, CMA will refrain from voting such securities. However, in the exceptional circumstances that CMA determines that it would be appropriate to vote such proxies, all proposals for these securities will be voted only on the specific instruction of the Proxy Committee and to the extent practicable in accordance with the Voting Guidelines set forth in this Policy.

5. Proxies of Investment Company Shares. Proposals on issues other than those specified in Section V.A will be voted on the specific instruction of the Proxy Committee.

6. Accounts Managed by CMA’s Quantitative Strategies Group. When an issue is held only within an account managed by CMA’s Quantitative Strategies Group and not in any other account within CMA, all proposals shall be voted according to the guidelines developed by the proxy vendor or as specified by the client.

7. Executive/Director Compensation. Except as provided in Appendix A, proposals relating to compensation of any executive or director will be voted as recommended by the proxy vendor or as otherwise directed by the Proxy Committee.

8. Preemptive Rights. Proposals to create or eliminate shareholder preemptive rights. In evaluating these proposals the Proxy Committee will consider the size of the company and the nature of its shareholder base.

V. VOTING PROCEDURES

The GWIM Investment Operations Group is primarily responsible for overseeing the day-to-day operations of the proxy voting process. The GWIM Investment Operations Group’s monitoring will take into account the following elements: (1) periodic review of the proxy vendor’s votes to ensure that the proxy vendor is accurately voting consistent with CMA’s Proxy Guidelines; and (2) review of the fund website to ensure that annual reports are posted in a timely and accurate manner. For additional information regarding the proxy voting process, please refer to the GWIM Investment Operations Desktop Procedures.

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Supervision

Managers and supervisory personnel are responsible for ensuring that their associates understand and follow this policy and any applicable procedures adopted by the business group to implement the policy. The Proxy Committee has ultimate responsibility for the implementation of this Policy.

Escalation

With the exception of conflicts of interest-related matters, issues arising under this policy should be escalated to the Proxy Committee. Issues involving potential or actual conflicts of interest should be promptly communicated to the Compliance Risk Management Conflicts Officer.

Monitoring/Oversight

The Compliance Assessment Team within Compliance Risk Management and the Corporate Internal Audit Group perform periodic reviews and assessments of various lines of businesses, including a review of Columbia Management’s compliance with the Proxy Voting Policy.

Recordkeeping

CMA will create and maintain records of each investment company’s proxy record for 12-month periods ended June 30th. CMA will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting during the period covered by the annual report and which the company was entitled to vote:

•	The name of the issuer of the security;

•	The exchange ticker symbol of the portfolio security (is symbol is available through reasonably practicable means);

•	The Council on Uniform Securities Identification Procedures number for the portfolio security (if number is available through reasonably practicable means);

•	The shareholder meeting date;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the issuer or by a security holder;

•	Whether the company cast its vote on the matter;

•	How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding the election of directors); and

•	Whether the company cast its vote for or against management.

Business groups and support partners are responsible for maintaining all records necessary to evidence compliance with this policy. The records must be properly maintained and readily accessible in order to evidence compliance with this policy.

These records include:

•	Proxy Committee Meeting Minutes and Other Materials

•	Analysis and Supporting Materials of Investment Management Personnel Concerning Proxy Decisions and Recommendations

•	Conflicts of Interest Review Documentation, including Conflicts of Interest Forms

•	Client Communications Regarding Proxy Matters

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Records should be retained for a period of not less than five years plus the current year. Records must be retained in an appropriate office of CM for the first two years.

CMA’s Proxy Voting Policy (Appendix A): CMA’S VOTING GUIDELINES

A. The Proxy Committee has adopted the following guidelines for voting proxies:

1. Matters Relating to the Board of Directors/Corporate Governance

CMA generally will vote FOR:

•

Proposals for the election of directors or for an increase or decrease in the number of directors, provided that at least two-thirds of the Board of Directors are, presently or at any time during the previous three-year period, “independent” as defined by applicable regulatory and listing standards.

However, CMA generally will WITHHOLD votes from pertinent director nominees if:

(i) the board as proposed to be constituted would have more than one-third of its members from management;

(ii) the board does not have audit, nominating, and compensation committees composed solely of directors who qualify as being regarded as “independent,” i.e. having no material relationship, directly or indirectly, with the Company, as CMA’s proxy voting agent may determine (subject to the Proxy Committee’s contrary determination of independence or non-independence);

(iii) the nominee, as a member of the audit committee, permitted the company to incur excessive non-audit fees (as defined below regarding other business matters — ratification of the appointment of auditors);

(iv) a director serves on more than six public company boards;

(v) the CEO serves on more than two public company boards other than the company’s board.

On a CASE-BY-CASE basis, CMA may WITHHOLD votes for a director nominee who has failed to observe good corporate governance practices or, through specific corporate action or inaction (e.g. failing to implement policies for which a majority of shareholders has previously cast votes in favor), has demonstrated a disregard for the interests of shareholders.

•

Proposals requesting that the board audit, compensation and/or nominating committee be composed solely of independent directors. The Audit Committee must satisfy the independence and experience requirements established by the Securities and Exchange Commission (“SEC”) and the New York Stock Exchange, or appropriate local requirements for foreign securities. At least one member of the Audit Committee must qualify as a “financial expert” in accordance with SEC rules.

•	Proposals to declassify a board, absent special circumstances that would indicate that shareholder interests are better served by a classified board structure.

CMA generally will vote FOR:

•

Proposals to create or eliminate positions or titles for senior management. CMA generally prefers that the role of Chairman of the Board and CEO be held by different persons unless there are compelling reasons to vote AGAINST a proposal to separate these positions, such as the existence of a counter-balancing governance structure that includes at least the following elements in addition to applicable listing standards:

•	Established governance standards and guidelines.

•	Full board composed of not less than three-fourths “independent” directors, as defined by applicable regulatory and listing standards.

B-7

•	Compensation, as well as audit and nominating (or corporate governance) committees composed entirely of independent directors.

•

A designated or rotating presiding independent director appointed by and from the independent directors with the authority and responsibility to call and preside at regularly and, as necessary, specially scheduled meetings of the independent directors to be conducted, unless the participating independent directors otherwise wish, in executive session with no members of management present.

•

Disclosed processes for communicating with any individual director, the presiding independent director (or, alternatively, all of the independent directors, as a group) and the entire board of directors, as a group.

•

The pertinent class of the Company’s voting securities has out-performed, on a three-year basis, both an appropriate peer group and benchmark index, as indicated in the performance summary table of the Company’s proxy materials. This requirement shall not apply if there has been a change in the Chairman/CEO position within the three-year period.

•	Proposals that grant or restore shareholder ability to remove directors with or without cause.

•	Proposals to permit shareholders to elect directors to fill board vacancies.

•	Proposals that encourage directors to own a minimum amount of company stock.

•	Proposals to provide or to restore shareholder appraisal rights.

•	Proposals to adopt cumulative voting.

•	Proposals for the company to adopt confidential voting.

CMA will generally vote FOR shareholder proposals calling for majority voting thresholds for director elections unless the company has adopted formal corporate governance principles that present a meaningful alternative to the majority voting standard and/or provides an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

CMA generally will vote AGAINST:

•	Proposals to classify boards, absent special circumstances indicating that shareholder interests would be better served by a classified board structure.

•	Proposals that give management the ability to alter the size of the board without shareholder approval.

•	Proposals that provide directors may be removed only by supermajority vote.

•	Proposals to eliminate cumulative voting.

•	Proposals which allow more than one vote per share in the election of directors.

•	Proposals that provide that only continuing directors may elect replacements to fill board vacancies.

•	Proposals that mandate a minimum amount of company stock that directors must own.

•	Proposals to limit the tenure of non-management directors.

CMA will vote on a CASE-BY-CASE basis in contested elections of directors.

CMA generally will vote on a CASE-BY-CASE basis on board approved proposals relating to corporate governance. Such proposals include, but are not limited to:

•	Reimbursement of proxy solicitation expenses taking into consideration whether or not CMA was in favor of the dissidents.

•

Proxy contest advance notice. CMA generally will vote FOR proposals that allow shareholders to submit proposals as close to the meeting date as possible while allowing for sufficient time for Company response, SEC review, and analysis by other shareholders.

B-8

CMA will vote on a CASE-BY-CASE basis to indemnify directors and officers, and AGAINST proposals to indemnify external auditors.

CMA will vote FOR the indemnification of internal auditors, unless the costs associated with the approval are not disclosed.

2. Compensation

CMA generally will vote FOR management sponsored compensation plans (such as bonus plans, incentive plans, stock option plans, pension and retirement benefits, stock purchase plans or thrift plans) if they are consistent with industry and country standards. However, CMA generally is opposed to compensation plans that substantially dilute ownership interest in a company, provide participants with excessive awards, or have objectionable structural features. Specifically, for equity-based plans, if the proposed number of shares authorized for option programs (excluding authorized shares for expired options) exceeds an average of 5% of the currently outstanding shares over the previous three years or an average of 3% over the previous three years for directors only, the proposal should be referred to the Proxy Committee. The Committee will then consider the circumstances surrounding the issue and vote in the best interest of CMA’s clients. CMA requires that management provide substantial justification for the repricing of options.

CMA generally will vote FOR:

•	Proposals requiring that executive severance arrangements be submitted for shareholder ratification.

•	Proposals asking a company to expense stock options.

•	Proposals to put option repricings to a shareholder vote.

•

Employee stock purchase plans that have the following features: (i) the shares purchased under the plan are acquired for no less than 85% of their market value, (ii) the offering period under the plan is 27 months or less, and (iii) dilution is 10% or less.

•	Proposals for the remuneration of auditors if no more than 25% of the compensation costs comes from non audit activity.

CMA generally will vote AGAINST:

•	Stock option plans that permit issuance of options with an exercise price below the stock’s current market price, or that permit replacing or repricing of out-of-the money options.

•	Proposals to authorize the replacement or repricing of out-of-the money options.

•

Proposals requesting that plan administrators have advance authority to amend the terms of a plan without detailed disclosure of the specific amendments. When sufficient details are provided on the amendments permitted by the advance authority, CMA will recommend on such proposals on a CASE-BY-CASE basis

CMA will vote on a CASE-BY-CASE basis proposals regarding approval of specific executive severance arrangements.

3. Capitalization

CMA generally will vote FOR:

•

Proposals to increase the authorized shares for stock dividends, stock splits (and reverse stock splits) or general issuance, unless proposed as an anti-takeover measure or a general issuance proposal increases the authorization by more than 30% without a clear need presented by the company. Proposals for reverse stock splits should include an overall reduction in authorization.

B-9

For companies recognizing preemptive rights for existing shareholders, CMA generally will vote FOR general issuance proposals that increase the authorized shares by more than 30%. CMA will vote on a CASE-BY-CASE basis all such proposals by companies that do not recognize preemptive rights for existing shareholders.

•	Proposals for the elimination of authorized but unissued shares or retirement of those shares purchased for sinking fund or treasury stock.

•	Proposals to institute/renew open market share repurchase plans in which all shareholders may participate on equal terms.

•	Proposals to reduce or change the par value of common stock, provided the number of shares is also changed in order to keep the capital unchanged.

CMA will evaluate on a CASE-BY-CASE basis proposals regarding:

•

Management proposals that allow listed companies to de-list and terminate the registration of their common stock. CMA will determine whether the transaction enhances shareholder value by giving consideration to:

•	Whether the company has attained benefits from being publicly traded.

•	Cash-out value

•	Balanced interests of continuing vs. cashed-out shareholders

•	Market reaction to public announcement of transaction

4. Mergers, Restructurings and Other Transactions

CMA will review, on a CASE-BY-CASE basis, business transactions such as mergers, acquisitions, reorganizations, liquidations, spinoffs, buyouts and sale of all or substantially all of a company’s assets.

5. Anti-Takeover Measures

CMA generally will vote AGAINST proposals intended largely to avoid acquisition prior to the occurrence of an actual event or to discourage acquisition by creating a cost constraint. With respect to the following measures, CMA generally will vote as follows:

Poison Pills

•	CMA votes FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

•	CMA generally votes FOR shareholder proposals to eliminate a poison pill.

•	CMA generally votes AGAINST management proposals to ratify a poison pill.

Greenmail

•	CMA will vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or to otherwise restrict a company’s ability to make greenmail payments.

Supermajority vote

•

CMA will vote AGAINST board-approved proposals to adopt anti-takeover measures such as supermajority voting provisions, issuance of blank check preferred stock, the creation of a separate class of stock with disparate voting rights and charter amendments adopting control share acquisition provisions.

B-10

Control Share Acquisition Provisions

•	CMA will vote FOR proposals to opt out of control share acquisition statutes.

6. Other Business Matters

CMA generally will vote FOR:

•	Bylaw amendments giving holders of at least 25% of outstanding common stock the ability to call a special meeting of stockholders.

•	Board governance document amendments or other proposals which give the lead independent director the authority to call special meetings of the independent directors at any time.

CMA will review, on a CASE-BY-CASE basis, proposals for Bylaw amendments giving minority shareholders the ability to call a special meeting of stockholders.

CMA generally will vote FOR:

•	Proposals to approve routine business matters such as changing the company’s name and procedural matters relating to the shareholder meeting such as approving the minutes of a prior meeting.

•	Proposals to ratify the appointment of auditors, unless any of the following apply in which case CMA will generally vote AGAINST the proposal:

•	Credible reason exists to question:

•	The auditor’s independence, as determined by applicable regulatory requirements.

•	The accuracy or reliability of the auditor’s opinion as to the company’s financial position.

•

Fees paid to the auditor or its affiliates for “non-audit” services were excessive, i.e., in excess of the total fees paid for “audit,” “audit-related” and “tax compliance” and/or “tax return preparation” services, as disclosed in the company’s proxy materials.

•	Bylaw or charter changes that are of a housekeeping nature (e.g., updates or corrections).

•	Proposals to approve the annual reports and accounts provided the certifications required by the Sarbanes Oxley Act of 2002 have been provided.

CMA generally will vote AGAINST:

•	Proposals to eliminate the right of shareholders to act by written consent or call special meetings.

•

Proposals providing management with authority to adjourn an annual or special shareholder meeting absent compelling reasons, or to adopt, amend or repeal bylaws without shareholder approval, or to vote unmarked proxies in favor of management.

•	Shareholder proposals to change the date, time or location of the company’s annual meeting of shareholders.

CMA will vote AGAINST:

•	Authorization to transact other unidentified substantive (as opposed to procedural) business at a meeting.

CMA will vote on a CASE-BY-CASE basis:

•

Proposals to change the location of the company’s state of incorporation. CMA considers whether financial benefits (e.g., reduced fees or taxes) likely to accrue to the company as a result of a reincorporation or other change of domicile outweigh any accompanying material diminution of shareholder rights.

B-11

•	Proposals on whether and how to vote on “bundled” or otherwise conditioned proposals, depending on the overall economic effects upon shareholders.

CMA generally will ABSTAIN from voting on shareholder proposals predominantly involving social, socio-economic, environmental, political or other similar matters on the basis that their impact on share value can rarely be anticipated with any high degree of confidence. CMA may, on a CASE-BY-CASE basis, vote:

•

FOR proposals seeking inquiry and reporting with respect to, rather than cessation or affirmative implementation of, specific policies where the pertinent issue warrants separate communication to shareholders; and

•

FOR or AGAINST the latter sort of proposal in light of the relative benefits and detriments (e.g. distraction, costs, other burdens) to share value which may be expected to flow from passage of the proposal.

7. Other Matters Relating to Foreign Issues

CMA generally will vote FOR:

•	Most stock (scrip) dividend proposals. CMA votes AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

•	Proposals to capitalize the company’s reserves for bonus issues of shares or to increase the par value of shares.

•	Proposals to approve control and profit transfer agreements between a parent and its subsidiaries.

•

Management proposals seeking the discharge of management and supervisory board members, unless there is concern about the past actions of the company’s auditors/directors and/or legal action is being taken against the board by other shareholders.

•

Management proposals concerning allocation of income and the distribution of dividends, unless the dividend payout ratio has been consistently below 30 percent without adequate explanation or the payout is excessive given the company’s financial position.

•	Proposals for the adoption of financing plans if they are in the best economic interests of shareholders.

CMA will evaluate management proposals to approve protective preference shares for Netherlands located company-friendly foundations proposals on a CASE-BY-CASE basis and will only support resolutions if:

•	The supervisory board needs to approve an issuance of shares while the supervisory board is independent within the meaning of CMA’ categorization rules and the Dutch Corporate Governance Code.

•	No call/put option agreement exists between the company and the foundation.

•	There is a qualifying offer clause or there are annual management and supervisory board elections.

•	The issuance authority is for a maximum of 18 months.

•	The board of the company-friendly foundation is independent.

•	The company has disclosed under what circumstances it expects to make use of the possibility to issue preference shares.

•	There are no priority shares or other egregious protective or entrenchment tools.

•	The company releases its proxy circular, with details of the poison pill proposal, at least three weeks prior to the meeting.

•	Art 2:359c Civil Code of the legislative proposal has been implemented.

B-12

8. Investment Company Matters

Election of Directors:

CMA will vote on a CASE-BY-CASE basis proposals for the election of directors, considering the following factors:

•	Board structure

•	Attendance at board and committee meetings.

CMA will WITHHOLD votes from directors who:

•

Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day’s meetings, votes should not be withheld even if such absence dropped the director’s attendance below 75 percent.

•	Ignore a shareholder proposal that is approved by a majority of shares outstanding;

•	Ignore a shareholder proposal this is approved by a majority of the votes cast for two consecutive years;

•	Are interested directors and sit on the audit or nominating committee; or

•	Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

Proxy Contests:

CMA will vote on a CASE-BY-CASE basis proposals for proxy contests, considering the following factors:

•	Past performance relative to its peers

•	Market in which fund invests

•	Measures taken by the board to address the pertinent issues (e.g., closed-end fund share market value discount to NAV)

•	Past shareholder activism, board activity and votes on related proposals

•	Strategy of the incumbents versus the dissidents

•	Independence of incumbent directors; director nominees

•	Experience and skills of director nominees

•	Governance profile of the company

•	Evidence of management entrenchment

Converting a Closed-end Fund to an Open-end Fund:

CMA will vote conversion proposals on a CASE-BY-CASE basis, considering the following factors:

•	Past performance as a closed-end fund

•	Market in which the fund invests

•	Measures taken by the board to address the discount

•	Past shareholder activism, board activity, and votes on related proposals.

B-13

Investment Advisory Agreements:

CMA will vote investment advisory agreements on a CASE-BY-CASE basis, considering the following factors:

•	Proposed and current fee schedules

•	Fund category/investment objective

•	Performance benchmarks

•	Share price performance as compared with peers

•	Resulting fees relative to peers

•	Assignments (where the adviser undergoes a change of control)

Approving New Classes or Series of Shares:

CMA will vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals:

CMA will vote on a CASE-BY-CASE basis proposals for the authorization for or increase in the preferred shares, considering the following factors:

•	Stated specific financing purpose

•	Possible dilution for common shares

•	Whether the shares can be used for antitakover purposes

Policies Addressed by the Investment Company Act of 1940 (“1940 Act”):

CMA will vote proposals regarding adoption or changes of policies addressed by the 1940 Act on a CASE-BY-CASE basis, considering the following factors:

•	Potential competitiveness

•	Regulatory developments

•	Current and potential returns

•	Current and potential risk

CMA generally will vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with current SEC interpretations.

Changing a Fundamental Restriction to a Non-fundamental Restriction:

CMA will vote on a CASE-BY-CASE basis proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

•	Fund’s target investments

•	Reasons given by the fund for the change

•	Projected impact of the change on the portfolio

B-14

Change Fundamental Investment Objective to Non-fundamental:

CMA will vote AGAINST proposals to change a fund’s investment objective from fundamental to non-fundamental unless management acknowledges meaningful limitations upon its future requested ability to change the objective.

Name Change Proposals:

CMA will vote on a CASE-BY-CASE basis proposals to change a fund’s name, considering the following factors:

•	Political/economic changes in the target market

•	Consolidation in the target market

•	Current asset composition

Change in Fund’s Subclassification:

CMA will vote on a CASE-BY-CASE basis proposals to change a fund’s subclassification, considering the following factors:

•	Potential competitiveness

•	Current and potential returns

•	Risk of concentration

•	Consolidation in target industry

Disposition of Assets/Termination/Liquidation:

CMA will vote on a CASE-BY-CASE basis these proposals, considering the following factors:

•	Strategies employed to salvage the company

•	Past performance of the fund

•	Terms of the liquidation

Changes to the Charter Document:

CMA will vote on a CASE-BY-CASE basis proposals to change the charter document, considering the following factors:

•	The degree of change implied by the proposal

•	The efficiencies that could result

•	The state of incorporation; net effect on shareholder rights

•	Regulatory standards and implications

CMA will vote FOR:

•

Proposals allowing the Board to impose, without shareholder approval, fees payable upon redemption of fund shares, provided imposition of such fees is likely to benefit long-term fund investors (e.g., by deterring market timing activity by other fund investors)

•

Proposals enabling the Board to amend, without shareholder approval, the fund’s management agreement(s) with its investment adviser(s) or sub-advisers, provided the amendment is not required by applicable law (including the Investment Company Act of 1940) or interpretations thereunder to require such approval

B-15

CMA will vote AGAINST:

•	Proposals enabling the Board to:

•	Change, without shareholder approval the domicile of the fund

•	Adopt, without shareholder approval, material amendments of the fund’s declaration of trust or other organizational document

Changing the Domicile of a Fund:

CMA will vote on a CASE-BY-CASE basis proposals to reincorporate, considering the following factors:

•	Regulations of both states

•	Required fundamental policies of both states

•	The increased flexibility available

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval:

CMA will vote FOR proposals to enable the Board or Investment Adviser to hire and terminate sub-advisers, without shareholder approval, in accordance with applicable rules or exemptive orders under the Investment Company Act of 1940.

Distribution Agreements:

CMA will vote these proposals on a CASE-BY-CASE basis, considering the following factors:

•	Fees charged to comparably sized funds with similar objectives

•	The proposed distributor’s reputation and past performance

•	The competitiveness of the fund in the industry

•	Terms of the agreement

Master-Feeder Structure:

CMA will vote FOR the establishment of a master-feeder structure.

Mergers:

CMA will vote merger proposals on a CASE-BY-CASE basis, considering the following factors:

•	Resulting fee structure

•	Performance of both funds

•	Continuity of management personnel

•	Changes in corporate governance and their impact on shareholder rights

Shareholder Proposals to Establish Director Ownership Requirement:

CMA will generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While CMA favors stockownership on the part of directors, the company should determine the appropriate ownership requirement.

Shareholder Proposals to Reimburse Shareholder for Expenses Incurred:

CMA will vote on a CASE-BY-CASE basis proposals to reimburse proxy solicitation expenses.

B-16

Shareholder Proposals to Terminate the Investment Adviser:

CMA will vote on a CASE-BY-CASE basis proposals to terminate the investment adviser, considering the following factors:

•	Performance of the fund’s NAV

•	The fund’s history of shareholder relations

•	The performance of other funds under the adviser’s management

CMA’s Proxy Voting Policy (Appendix B): Conflicts of Interest Disclosure and Certification Form

Conflict Review Questionnaire for Proxy Voting Working Group Members and Other Individuals Participating in the Proxy Voting Decision-Making Process.

Instructions: Please complete each of the questions. Please provide an explanation for any affirmative responses. Return the completed questionnaire to Columbia Management Conflicts of Interest Officer.

Issuer and Proxy Matter:

1.	Do you or any member of your immediate family have an existing (or potential) business, financial, personal or other relationship with any management personnel of the issuer[1]?

2.	Do you or any member of your immediate family have an existing (or potential) business, financial, personal or other relationship with any person participating, supporting, opposing or otherwise connected with the particular proxy proposal (e.g., principals of the issuer; director nominees of issuer company; shareholder activists)?

3.	Have you discussed this particular proxy proposal with anyone outside of Columbia Management’s investment group[2]?

4.	Are you aware of any other potential personal conflicts of interest not described above? Please detail below.

Name:
Signed:
Date:

[1]	Personal investing in the issuer by you or a member of your immediate family does not require an affirmative response to this item.
[2]	Communications with issuer or solicitors in the regular course of business would not have to be disclosed on this form.

B-17

CMA’s Proxy Voting Policy (Appendix C): CMA Proxy Vote Recommendation/ Proxy Committee Request Form

Name of Investment Associate:

Company Name:

Cutoff Date and Meeting Date:

Proxy Agenda Item:

Description of Item:

(The above information will be pre-populated by the Proxy Department.)

Recommendation (Check One):

            FOR

            AGAINST

            WITHHOLD

            ABSTAIN

Brief rationale:

Please attach any supporting information other than analysis or reports provided by the Proxy Department.

Signed

By signing, I am certifying that I either have no conflicts of interest-related information to report or have sent a completed “Conflicts of Interest Disclosure and Certification Form” to Compliance Risk Management (Conflicts Officer).

Send Completed Forms to:

GWIM Investment Operations — Proxy Department

B-18

Appendix B – Pro Forma Financial Statements

PRO FORMA COMBINING STATEMENTS OF ASSETS AND LIABILITIES

As of May 31, 2007 (Unaudited)

	High Yield Fund	Columbia High Yield Opportunity Fund	Pro Forma Adjustments		Columbia High Yield Opportunity Fund
	Acquired Fund	Acquiring Fund			Pro Forma Combined
Assets:
Investments, at cost	$113,564,136	$389,091,508			$502,655,644

Investments, at value	$119,696,363	$393,086,389			$512,782,752
Cash	2,256,163	2,770,772			5,026,935
Unrealized appreciation on swap contracts		13,114			13,114
Unrealized appreciation on foreign forward currency contracts		17,156			17,156
Receivable for:	$—				—
Investments sold	—	51,067			51,067
Fund shares sold	94,859	14,237,847			14,332,706
Interest	2,208,005	7,388,662			9,596,667
Dividends	—	8,220			8,220
Foreign tax reclaims	—	19,336			19,336
Other		216,000			216,000
Deferred Trustees’ compensation plan	—	63,428			63,428
Other assets	641,783	660			642,443

Total Assets	124,897,173	417,872,651			542,769,824

Liabilities:
Unrealized depreciation on swap contracts	—	73,164			73,164
Unrealized depreciation on foreign forward currency contracts	—	1,193			1,193
Payable for:
Investments purchased	1,953,750	1,844,111			3,797,861
Investments purchased on a delayed delivery basis	—	3,329,851			3,329,851
Fund shares repurchased	1,785	809,851			811,636
Distributions	780,918	1,036,922			1,817,841
Investment advisory fee	45,145	203,823			248,969
Administration fee	174,524	—			174,524
Transfer agent fee	6,465	63,893			70,358
Pricing and bookkeeping fees	1,026	17,092			18,118
Trustees’ fees	—	300			300
Audit fee	32,602	—			32,602
Custody fee	11,648	1,775			13,423
Distribution and service fees	27,068	160,627			187,695
Chief compliance officer expenses		1,723			1,723
Deferred Trustees’ fees	—	63,428			63,428
Other liabilities	644,353	243,853	115,934	(d)	1,004,140

Total Liabilities	3,679,284	7,851,606	115,934		11,646,824

Net Assets	$121,217,889	$410,021,045	$(115,934)		$531,123,000

Composition of Net Assets:
Paid-in capital	$180,964,775	$808,444,465	$—	$989,409,240
Overdistributed net investment income	(672,403)	(439,691)	(115,934)	(1,228,028)
Accumulated net realized gain (loss)	(65,206,710)	(401,934,404)	—	(467,141,114)
Net unrealized appreciation on investments				—
Investments	6,132,227	3,994,881		10,127,108
Foreign currency translations	—	15,844		15,844
Swap contracts	—	(60,050)	—	(60,050)

Net Assets	$121,217,889	$410,021,045	$(115,934)	$531,123,000

Class A:
Net assets	$—	$270,865,744	$(49,592)	$270,816,152
Shares outstanding	—	57,367,501		57,367,501

Net asset value per share (a)		$4.72		4.72

Maximum sales charge		4.75%

Maximum offering price per share ($4.75/0.9525) (b)		$4.96	—	$4.96

Class B:
Net assets	$—	$88,774,089	$(16,253)	$88,757,836
Shares outstanding	—	18,801,736		18,801,736

Net asset value per share (a)	$—	$4.72	—	$4.72

Class C:
Net assets	$—	$21,160,811	$(3,874)	$21,156,937
Shares outstanding	—	4,481,707		4,481,707

Net asset value per share (a)	$—	$4.72		$4.72

Class Z:
Net assets	$—	$29,220,401	$121,171,674 (d)	$150,392,075
Shares outstanding	—	6,189,965	25,668,656 (c)	31,858,621

Net asset value per share	$—	$4.72		$4.72

Shares:
Net assets	$116,815,512	$—	$(116,815,512)	$—
Shares outstanding	24,002,593	—	(24,002,593)	—

Net asset value per share	$4.87	$—		$—

Institutional Shares:
Net assets	$4,402,377	$—	$(4,402,377)	$—
Shares outstanding	905,176	—	(905,176)	—

Net asset value per share	$4.86	$—		$—

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)	On sales of $50,000 or more the offering price is reduced.

(c)	Shares Class shares and Institutional Shares Class shares of High Yield Fund are exchanged for Class Z shares of Columbia High Yield Opportunity Fund, based on the net asset value per share of Columbia High Yield Opportunity Fund’s shares at the time of the merger.

(d)	Adjustment reflects one time proxy, accounting, legal and other costs of the reorganization of $40,864 and $75,070 to be borne by High Yield Fund and Columbia High Yield Opportunity Fund, respectively.

PRO FORMA COMBINING STATEMENTS OF OPERATIONS

For the Period Ended May 31, 2007 (Unaudited)

	High Yield Fund	Columbia High Yield Opportunity Fund	Pro Forma Adjustments	Columbia High Yield Opportunity Fund
	Acquired Fund	Acquiring Fund		Pro Forma Combined
Investment Income:
Interest	$9,383,191	$33,542,901		42,926,092
Dividends	65,635	515,659		581,294

Total Investment Income	9,448,826	34,058,560		43,507,386

Expenses:
Investment advisory fee	944,610	2,456,978	(250,830)	3,150,758	(a)
Administration fee	178,184	—	(178,184)	—	(a)
Distribution fee:
Class B	—	832,522	(1,381)	831,141	(a)
Class C	—	164,918		164,918	(a)
Service fee:
Class A	—	660,777	151	660,928	(a)
Class B	—	277,507	(460)	277,047	(a)
Class C	—	54,988	(15)	54,973	(a)
Shareholder Service fee - Shares	278,974		(278,973)	—	(b)
Transfer agent fee	33,499	627,431	1,723	662,653	(c)
Pricing and bookkeeping fees	11,281	152,550	(2,225)	161,606	(a)
Trustees’ fees	10,370	30,519	(10,370)	30,519	(d)
Custody fee	14,070	28,578	(11,324)	31,324	(d)
Chief Compliance Officer expenses and fees	—	8,118	—	8,118
Legal and audit fees	668,168	75,057	(34,966)	708,259	(d)
Other expenses	55,518	208,882	(13,304)	251,096	(d)

Total Operating Expenses	2,194,674	5,578,825	(780,158)	6,993,340
Interest expense	—	1,447	—	1,447

Total Expenses	2,194,674	5,580,272	(780,158)	6,363,891

Fees waived by Distributor - Class C	—	(32,947)	—	(32,947)
Fees and expenses waived or reimbursed by Investment Advisor	(608,306)	—	608,306	—
Fees waived and reimbursed by Administrator	(366,737)	—	366,737	—
Custody earnings credit	(8,165)	(11,219)	4,930	(14,454)

Net Expenses	1,211,466	5,536,106	(199,815)	6,947,387

Net Investment Income	8,237,360	28,522,454	(199,815)	36,559,999

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on:
Investments	(248,516)	4,377,849		4,129,333
Foreign currency translations	—	(321,699)		(321,699)

Swap contracts	—	39,595		39,595

Net realized gain	(248,516)	4,095,745		3,847,229

Net change in unrealized appreciation (depreciation) on:
Investments	6,648,740	17,143,657		23,792,397
Foreign currency translations	—	211,467		211,467
Swap contracts	—	(60,050)		(60,050)

Net change in unrealized appreciation	6,648,740	17,295,074		23,943,814

Net Gain	6,400,224	21,390,819		27,791,043

Net Increase in Net Assets from Operations	$14,637,584	$49,913,273	$(199,815)	$64,351,043

(a)	Based on the contract in effect for Columbia High Yield Opportunity Fund.

(b)	Shares Class shares of High Yield Fund are exchanged for Class Z shares of Columbia High Yield Opportunity Fund.

(c)	Reflects the impact of contractual changes to the Columbia High Yield Opportunity Fund transfer agent fee structure.

(d)	Reflects elimination of duplicate expenses achieved as a result of the merger.

PRO FORMA COMBINING INVESTMENT PORTFOLIO

As of May 31, 2007 (Unaudited)

		High Yield Fund		Columbia High Yield Opportunity Fund		Columbia High Yield Opportunity Fund
	% of Net	Acquired Fund		Acquiring Fund		Pro Forma Combined
	Assets	Principal	Value ($)	Principal	Value ($)	Par	Market Value ($)
Corporate Fixed-Income Bonds & Notes	88.7%
Basic Materials	6.5%
Chemicals	3.2%
Agricultural Chemicals	0.4%
Mosaic Co.
7.625% 12/01/16 (a)		$—	$—	$1,780,000	$1,891,250	$1,780,000	$1,891,250

Chemicals-Diversified	2.0%
EquiStar Chemicals LP
10.625% 05/01/11		—	—	650,000	685,750	650,000	685,750
Huntsman International LLC
6.875% 11/15/13 (a) EUR		—	—	800,000	1,103,350	800,000	1,103,350
7.875% 11/15/14 (a) USD		—	—	1,140,000	1,198,425	1,140,000	1,198,425
Ineos Group Holdings PLC
8.500% 02/15/16 (a) EUR		—	—	655,000	659,094	655,000	659,094
Lyondell Chemical Co.
6.875% 06/15/17 USD		—	—	1,260,000	1,261,575	1,260,000	1,261,575
8.000% 09/15/14		—	—	1,015,000	1,073,362	1,015,000	1,073,362
8.250% 09/15/16		—	—	1,440,000	1,558,800	1,440,000	1,558,800
10.50% 06/01/13		1,000,000	1,092,500	—	—	1,000,000	1,092,500
Nell AF Sarl
8.38%, 08/15/15 (a)		500,000	516,250	—	—	500,000	516,250
NOVA Chemicals Corp.
6.500% 01/15/12		—	—	1,265,000	1,227,050	1,265,000	1,227,050

			1,608,750		8,767,406		10,376,156

Chemicals-Specialty	0.9%
Chemtura Corp.
6.875% 06/01/16		—	—	1,475,000	1,454,719	1,475,000	1,454,719
MacDermid, Inc.
9.500% 04/15/17 (a)		—	—	1,015,000	1,070,825	1,015,000	1,070,825
Rhodia SA
8.875% 06/01/11		—	—	1,084,000	1,132,108	1,084,000	1,132,108
Tronox Worldwide LLC/ Tronox Finance Corp.
9.50% 12/01/12		1,000,000	1,060,000			1,000,000	1,060,000

			1,060,000		3,657,652		4,717,652

Chemicals Total			2,668,750		14,316,308		16,985,058

Forest Products & Paper	1.7%
Paper & Related Products	1.7%
Abitibi-Consolidated, Inc.
8.375% 04/01/15		—	—	1,535,000	1,366,150	1,535,000	1,366,150
Boise Cascade LLC
7.125% 10/15/14		—	—	500,000	500,000	500,000	500,000
Domtar, Inc.
7.125% 08/15/15		—	—	1,385,000	1,393,656	1,385,000	1,393,656
Georgia-Pacific Corp.
8.000% 01/15/24		—	—	1,520,000	1,531,400	1,520,000	1,531,400
Mercer International, Inc.
9.25% 02/15/13		1,000,000	1,002,500	—	—	1,000,000	1,002,500
Neenah Paper, Inc.
7.375% 11/15/14		—	—	790,000	778,150	790,000	778,150
NewPage Corp.
10.000% 05/01/12		—	—	730,000	805,738	730,000	805,738
12.000% 05/01/13		—	—	345,000	382,950	345,000	382,950
Norske Skog
7.375% 03/01/14		—	—	995,000	939,031	995,000	939,031
8.625% 06/15/11		—	—	450,000	451,125	450,000	451,125

			1,002,500		8,148,200		9,150,700

Forest Products & Paper Total			1,002,500		8,148,200		9,150,700

Iron/Steel	0.1%
Steel-Specialty	0.1%
UCAR Finance, Inc.
10.250% 02/15/12		—	—	581,000	612,955	581,000	612,955

			—		612,955		612,955

Iron/Steel Total			—		612,955		612,955

Metals & Mining	1.5%
Aluminum	0.0%
Novelis, Inc.
7.25% 02/15/15		60,000	63,300	—	—	60,000	63,300

			63,300		—		63,300

Diversified Minerals	0.5%
FMG Finance Ltd.
10.625% 09/01/16 (a)		—	—	2,400,000	2,883,000	2,400,000	2,883,000

			—		2,883,000		2,883,000

Metal-Diversified	0.6%
Freeport-McMoRan Copper & Gold, Inc.
8.375% 04/01/17		—	—	3,020,000	3,299,350	3,020,000	3,299,350

			—		3,299,350		3,299,350

Mining Services	0.3%
Noranda Aluminium Acquisition Corp. PIK,
9.360% 05/15/15 (a)		—	—	1,675,000	1,691,750	1,675,000	1,691,750

			—		1,691,750		1,691,750

Metals & Mining Total			63,300		7,874,100		7,937,400

Basic Materials Total			3,734,550		30,951,563		34,686,113

Communications	19.5%
Media	7.7%
Broadcast Services/Programs	0.5%
Clear Channel Communications, Inc.
4.900% 05/15/15		—	—	1,190,000	985,812	1,190,000	985,812
5.500% 12/15/16		—	—	1,990,000	1,675,291	1,990,000	1,675,291

			—		2,661,103		2,661,103

Cable TV	3.3%
Atlantic Broadband Finance LLC
9.375% 01/15/14		—	—	1,250,000	1,289,063	1,250,000	1,289,063
Cablevision Systems Corp.
8.000% 04/15/12		—	—	1,240,000	1,258,600	1,240,000	1,258,600
Charter Communications Holdings I LLC
9.920% 04/01/14		—	—	2,925,000	2,800,687	2,925,000	2,800,687
11.000% 10/01/15		—	—	1,120,000	1,218,000	1,120,000	1,218,000
CSC Holdings, Inc.
7.625% 04/01/11		—	—	2,170,000	2,224,250	2,170,000	2,224,250
7.625% 07/15/18		—	—	550,000	552,750	550,000	552,750
DirecTV Holdings LLC
6.375% 06/15/15		—	—	1,685,000	1,634,450	1,685,000	1,634,450
EchoStar DBS Corp.
6.625% 10/01/14		—	—	2,330,000	2,330,000	2,330,000	2,330,000
7.13% 02/01/16		1,000,000	1,026,250	—	—	1,000,000	1,026,250
Insight Midwest LP
9.750% 10/01/09		—	—	652,000	660,150	652,000	660,150
NTL Cable PLC
9.13% 08/15/16		1,000,000	1,087,500	—	—	1,000,000	1,087,500
Telenet Group Holding NV
06/15/14 (11.500% 12/15/08) (a)(b)		—	—	1,587,000	1,511,617	1,587,000	1,511,617

			2,113,750		15,479,567		17,593,317

Multimedia	0.6%
Lamar Media Corp.
6.625% 08/15/15		—	—	1,445,000	1,437,775	1,445,000	1,437,775
Quebecor Media, Inc.
7.750% 03/15/16		—	—	1,575,000	1,653,750	1,575,000	1,653,750

			—		3,091,525		3,091,525

Publishing-Periodicals	2.5%
Dex Media West LLC
8.50% 08/15/10		2,000,000	2,087,500	—	—	2,000,000	2,087,500
9.875% 08/15/13		—	—	2,442,000	2,652,622	2,442,000	2,652,622
Dex Media, Inc.
(b) 11/15/13 (9.000% 11/15/08)		—	—	1,230,000	1,156,200	1,230,000	1,156,200
Idearc, Inc.
8.000% 11/15/16 (a)		—	—	755,000	782,369	755,000	782,369
Penton Media, Inc.
10.355% 02/01/14 (c)(d)		—	—	1,000,000	1,007,500	1,000,000	1,007,500
PriMedia, Inc.
8.000% 05/15/13		—	—	1,540,000	1,628,550	1,540,000	1,628,550
R.H. Donnelley Corp.
8.875% 01/15/16		—	—	1,310,000	1,411,525	1,310,000	1,411,525
RH Donnelley Finance Corp.
10.88% 12/15/12 (a)		1,000,000	1,076,250	—	—	1,000,000	1,076,250
Reader’s Digest Association, Inc.
9.000% 02/15/17 (a)		—	—	1,390,000	1,370,888	1,390,000	1,370,888

			3,163,750		10,009,654		13,173,404

Radio	0.3%
CMP Susquehanna Corp.
9.875% 05/15/14 (a)		—	—	1,405,000	1,433,100	1,405,000	1,433,100

			—		1,433,100		1,433,100

Television	0.5%
Sinclair Broadcast Group, Inc.
8.000% 03/15/12		—	—	175,000	182,000	175,000	182,000
Univision Communications, Inc.
PIK, 9.750% 03/15/15 (a)		—	—	2,500,000	2,587,500	2,500,000	2,587,500

			—		2,769,500		2,769,500

Media Total			5,277,500		35,444,449		40,721,949

Telecommunication Services	11.8%
Cellular Telecommunications	4.1%
American Cellular Corp.
10.00% 08/01/11		330,000	346,912	—	—	330,000	346,912
Cricket Communications, Inc.
9.375% 11/01/14		—	—	2,390,000	2,533,400	2,390,000	2,533,400
Digicel Group Ltd. PIK,
9.875% 01/15/15 (a)		—	—	2,490,000	2,379,433	2,490,000	2,379,433
Dobson Cellular Systems, Inc.
8.375% 11/01/11		—	—	1,505,000	1,602,825	1,505,000	1,602,825
9.875% 11/01/12		—	—	1,350,000	1,474,875	1,350,000	1,474,875

Dobson Communications Corp.
8.88% 10/01/13		1,000,000	1,052,500	—	—	1,000,000	1,052,500
MetroPCS Wireless, Inc.
9.250% 11/01/14 (a)		—	—	2,335,000	2,475,100	2,335,000	2,475,100
Orascom Telecom Finance SCA
7.875% 02/08/14 (a)		—	—	855,000	836,831	855,000	836,831
Rogers Wireless, Inc.
8.000% 12/15/12		—	—	230,000	242,978	230,000	242,978
9.750% 06/01/16 (d)(e)		—	—	1,880,000	2,457,591	1,880,000	2,457,591
Rural Cellular Corp.
8.360% 06/01/13 (a)(c)		—	—	1,335,000	1,338,337	1,335,000	1,338,337
9.750% 01/15/10		—	—	375,000	387,187	375,000	387,187
11.106% 11/01/12 (c)		—	—	1,315,000	1,362,669	1,315,000	1,362,669
US Unwired, Inc.
10.000% 06/15/12		—	—	945,000	1,023,640	945,000	1,023,640
Wind Acquisition Financial SA PIK,
12.610% 12/21/11 (d)		—	—	2,341,562	2,361,572	2,341,562	2,361,572

			1,399,412		20,476,438		21,875,850

Satellite Telecommunications	1.7%
Inmarsat Finance PLC
7.63% 06/30/12		650,000	679,250	—	—	650,000	679,250
Inmarsat Finance II PLC
(b) 11/15/12 (10.375% 11/15/08)		—	—	2,085,000	2,001,600	2,085,000	2,001,600
Intelsat Bermuda, Ltd.
11.250% 06/15/16		2,000,000	2,285,000	1,915,000	2,187,888	3,915,000	4,472,888
Intelsat Intermediate Holdings Co., Ltd.
(b) 02/01/15 (9.250% 02/01/10)		—	—	1,155,000	970,200	1,155,000	970,200
PanAmSat Corp.
9.000% 08/15/14		—	—	776,000	838,080	776,000	838,080

			2,964,250		5,997,768		8,962,018

Telecommunication Equipment	0.3%
Lucent Technologies, Inc.
6.450% 03/15/29		—	—	1,855,000	1,718,194	1,855,000	1,718,194

			—		1,718,194		1,718,194

Telecommunication Services	1.8%
Embarq Corp.
7.082% 06/01/16		—	—	645,000	656,989	645,000	656,989
7.995% 06/01/36		—	—	630,000	657,067	630,000	657,067
Nordic Telephone Co. Holdings ApS
8.250% 05/01/16 (a)EUR		—	—	1,030,000	1,517,578	1,030,000	1,517,578
8.88% 05/01/16 (a)		1,250,000	1,354,688			1,250,000	1,354,688
Syniverse Technologies, Inc.
7.750% 08/15/13 USD		—	—	1,210,000	1,173,700	1,210,000	1,173,700
Time Warner Telecom Holdings, Inc.
9.250% 02/15/14		—	—	1,500,000	1,610,625	1,500,000	1,610,625

West Corp.
9.50% 10/15/14		1,000,000	1,052,500	—	—	1,000,000	1,052,500
11.000% 10/15/16		—	—	1,615,000	1,748,238	1,615,000	1,748,238

			2,407,188		7,364,197		9,771,385

Telephone-Integrated	3.8%
Cincinnati Bell, Inc.
7.000% 02/15/15		—	—	1,430,000	1,430,000	1,430,000	1,430,000
8.38% 01/15/14		2,000,000	2,050,000	—	—	2,000,000	2,050,000
Citizens Communications Co.
7.875% 01/15/27		—	—	1,275,000	1,310,063	1,275,000	1,310,063
9.25% 05/15/15		2,000,000	2,210,000	—	—	2,000,000	2,210,000
Consolidated Communications Holding
9.75% 04/01/12		649,000	687,940	—	—	649,000	687,940
Hawaiian Telcom Communication
12.50% 05/01/15		1,500,000	1,725,000	—	—	1,500,000	1,725,000
Qwest Communications International, Inc.
7.500% 02/15/14		—	—	780,000	805,350	780,000	805,350
Qwest Corp.
7.500% 10/01/14		—	—	850,000	894,625	850,000	894,625
7.500% 06/15/23		—	—	2,430,000	2,472,525	2,430,000	2,472,525
8.875% 03/15/12		—	—	1,735,000	1,904,162	1,735,000	1,904,162
Valor Telecom Enterprise
7.75% 02/15/15		1,000,000	1,072,134	—	—	1,000,000	1,072,134
Virgin Media Finance PLC
8.750% 04/15/14		—	—	680,000	719,100	680,000	719,100
Windstream Corp.
8.625% 08/01/16		1,000,000	1,092,500	1,880,000	2,053,900	2,880,000	3,146,400

			8,837,574		11,589,725		20,427,299

Telecommunication Services Total			15,608,424		47,146,322		62,754,746

Communications Total			20,885,924		82,590,771		103,476,695

Consumer Cyclical	18.7%
Apparel	1.0%
Apparel Manufacturers	1.0%
Broder Brothers Co.
11.250% 10/15/10		—	—	965,000	962,587	965,000	962,587
Hanesbrands, Inc.
8.735% 12/15/14 (a)(c)		—	—	870,000	902,625	870,000	902,625
Levi Strauss & Co.
9.750% 01/15/15		—	—	2,160,000	2,346,300	2,160,000	2,346,300
Phillips-Van Heusen Corp.
7.250% 02/15/11		—	—	925,000	946,969	925,000	946,969
8.125% 05/01/13		—	—	180,000	189,450	180,000	189,450

			—		5,347,931		5,347,931

Apparel Total			—		5,347,931		5,347,931

Auto Manufacturers	0.8%
Auto-Cars/Light Trucks	0.8%
Ford Motor Co.
7.450% 07/16/31		—	—	1,805,000	1,484,612	1,805,000	1,484,612
General Motors Corp.
8.375% 07/15/33		—	—	3,005,000	2,794,650	3,005,000	2,794,650

			—		4,279,262		4,279,262

Auto Manufacturers Total			—		4,279,262		4,279,262

Auto Parts & Equipment	1.5%
Auto/Truck Parts & Equipment-Original	0.8%
ArvinMeritor, Inc.
8.125% 09/15/15		—	—	990,000	983,813	990,000	983,813
Hayes Lemmerz Finance Luxembourg SA
8.250% 06/15/15 (a) EUR		—	—	1,290,000	1,735,758	1,290,000	1,735,758
TRW Automotive, Inc.
7.000% 03/15/14 (a) USD		—	—	1,570,000	1,571,962	1,570,000	1,571,962

			—		4,291,533		4,291,533

Auto/Truck Parts & Equipment-Replacement	0.2%
Commercial Vehicle Group, Inc.
8.000% 07/01/13		—	—	1,305,000	1,305,000	1,305,000	1,305,000

			—		1,305,000		1,305,000

Rubber-Tires	0.4%
Goodyear Tire & Rubber Co.
8.625% 12/01/11 (a)		—	—	650,000	702,000	650,000	702,000
9.000% 07/01/15		—	—	1,465,000	1,604,175	1,465,000	1,604,175

			—		2,306,175		2,306,175

Auto Parts & Equipment Total			—		7,902,708		7,902,708

Distribution/Wholesale	0.4%
Distribution/Wholesale	0.4%
Buhrmann US, Inc.
7.875% 03/01/15		—	—	1,065,000	1,059,675	1,065,000	1,059,675
Nebraska Book Co.
8.63% 03/15/12		1,000,000	1,007,500	—	—	1,000,000	1,007,500

			1,007,500		1,059,675		2,067,175

Distribution/Wholesale Total			1,007,500		1,059,675		2,067,175

Entertainment	1.9%
Gambling (Non-Hotel)	0.3%
Global Cash Access LLC
8.750% 03/15/12		—	—	1,272,000	1,332,420	1,272,000	1,332,420

			—		1,332,420		1,332,420

Music	1.1%
Steinway Musical Instruments, Inc.
7.000% 03/01/14 (a)		—	—	1,435,000	1,424,237	1,435,000	1,424,237
Warner Music Group
7.38% 04/15/14		2,100,000	2,039,625	—	—	2,100,000	2,039,625
WMG Acquisition Corp.
7.375% 04/15/14		—	—	1,340,000	1,301,475	1,340,000	1,301,475
WMG Holdings Corp.
(b) 12/15/14
(9.500% 12/15/09)		—	—	1,325,000	1,033,500	1,325,000	1,033,500

			2,039,625		3,759,212		5,798,837

Resorts/Theme Parks	0.6%
Six Flags, Inc.
9.625% 06/01/14		1,000,000	962,500	1,225,000	1,179,063	2,225,000	2,141,563
Universal City Florida Holdings
10.11% 05/01/10 (c)		1,000,000	1,032,500	—	—	1,000,000	1,032,500

			1,995,000		1,179,063		3,174,063

Entertainment Total			4,034,625		6,270,695		10,305,320

Home Builders	0.5%
Building-Residential/Commercial	0.5%
K. Hovnanian Enterprises, Inc.
6.375% 12/15/14		—	—	950,000	882,313	950,000	882,313
8.875% 04/01/12		—	—	575,000	571,406	575,000	571,406
KB Home
5.875% 01/15/15		—	—	1,185,000	1,102,050	1,185,000	1,102,050

			—		2,555,769		2,555,769

Home Builders Total			—		2,555,769		2,555,769

Home Furnishings	0.9%
Home Furnishings	0.9%
Sealy Mattress Co.
8.250% 06/15/14		1,000,000	1,045,000	1,215,000	1,269,675	2,215,000	2,314,675
Simmons Co.
7.88% 01/15/14		1,000,000	1,020,000	—	—	1,000,000	1,020,000
10.647% 02/15/12 (d)		—	—	1,700,000	1,683,000	1,700,000	1,683,000

			2,065,000		2,952,675		5,017,675

Home Furnishings Total			2,065,000		2,952,675		5,017,675

Housewares	0.2%
Housewares	0.2%
Vitro SA de CV
9.125% 02/01/17 (a)		—	—	790,000	828,513	790,000	828,513

Housewares Total			—		828,513		828,513

Leisure Time	1.1%
Cruise Lines	0.4%
Royal Caribbean Cruises Ltd.
7.000% 06/15/13		—	—	2,140,000	2,187,373	2,140,000	2,187,373

			—		2,187,373		2,187,373

Leisure & Recreational Products	0.2%
K2, Inc.
7.375% 07/01/14		—	—	1,170,000	1,227,038	1,170,000	1,227,038

			—		1,227,038		1,227,038

Recreational Centers	0.2%
Town Sports International, Inc.
(b) 02/01/14 (11.000% 02/01/09)		—	—	1,268,000	1,160,220	1,268,000	1,160,220

			—		1,160,220		1,160,220

Travel Services	0.2%
Travelport, Inc
11.88% 09/01/16		1,000,000	1,127,500	—	—	1,000,000	1,127,500

			1,127,500		—		1,127,500

Leisure Time Total			1,127,500		4,574,631		5,702,131

Lodging	5.9%
Casino Hotels	5.9%
American Casino & Entertainment
7.85% 02/01/12		1,000,000	1,042,500	—	—	1,000,000	1,042,500
Boyd Gaming Corp.
7.13% 02/01/16		1,000,000	1,000,000	—	—	1,000,000	1,000,000
Buffalo Thunder Development Authority
9.375% 12/15/14 (a)		—	—	870,000	895,013	870,000	895,013
Chukchansi Economic Development Authority
8.859% 11/15/12 (a)(c)		—	—	1,250,000	1,278,125	1,250,000	1,278,125
Circus & Eldorado/Silver Legacy Capital Corp.
10.125% 03/01/12		—	—	50,000	52,500	50,000	52,500
Galaxy Entertainment Finance Co., Ltd.
9.875% 12/15/12 (a)		—	—	1,415,000	1,538,812	1,415,000	1,538,812
Greektown Holdings LLC
10.750% 12/01/13 (a)		—	—	1,235,000	1,333,800	1,235,000	1,333,800
Harrah’s Operating Co., Inc.
5.625% 06/01/15		—	—	1,680,000	1,428,000	1,680,000	1,428,000
Jacobs Entertainment, Inc.
9.750% 06/15/14		—	—	1,225,000	1,277,063	1,225,000	1,277,063
Las Vegas Sands Corp.
6.375% 02/15/15		—	—	2,555,000	2,497,512	2,555,000	2,497,512
Majestic Star LLC
9.75%, 01/15/11		1,500,000	1,462,500	—	—	1,500,000	1,462,500

MGM Mirage
7.500% 06/01/16		1,000,000	985,000	1,935,000	1,905,975	2,935,000	2,890,975
8.50% 09/15/10		1,000,000	1,065,000	—	—	1,000,000	1,065,000
Mohegan Tribal Gaming Authority
6.875% 02/15/15		—	—	1,005,000	1,005,000	1,005,000	1,005,000
Penn National Gaming, Inc.
6.75% 03/01/15		1,000,000	1,015,000	—	—	1,000,000	1,015,000
Pinnacle Entertainment, Inc.
8.250% 03/15/12		—	—	1,725,000	1,796,156	1,725,000	1,796,156
Pokagon Gaming Authority
10.375% 06/15/14 (a)		—	—	815,000	916,875	815,000	916,875
Seminole Hard Rock Entertainment, Inc.
7.848% 03/15/14 (a)(c)		—	—	1,275,000	1,306,875	1,275,000	1,306,875
Snoqualmie Entertainment Authority
9.125% 02/01/15 (a)		—	—	280,000	291,900	280,000	291,900
9.150% 02/01/14 (a)(c)		—	—	280,000	286,300	280,000	286,300
Station Casinos, Inc.
6.625% 03/15/18		—	—	3,225,000	2,902,500	3,225,000	2,902,500
Trump Entertainment Resorts
8.50% 6/1/2015		1,000,000	1,023,750	—	—	1,000,000	1,023,750
Wimar Opco LLC
9.625% 12/15/14 (a)		—	—	1,530,000	1,545,300	1,530,000	1,545,300
Wynn Las Vegas LLC
6.625% 12/01/14		—	—	1,705,000	1,711,394	1,705,000	1,711,394

			7,593,750		23,969,100		31,562,850

Lodging Total			7,593,750		23,969,100		31,562,850

Retail	4.2%
Retail - Apparel/Shoe	0.2%
Burlington Coat Factory
11.13% 04/15/14		1,250,000	1,300,000	—	—	1,250,000	1,300,000

			1,300,000		—		1,300,000

Retail-Arts & Crafts	0.4%
Michaels Stores, Inc.
11.375% 11/01/16 (a)		1,000,000	1,105,000	890,000	983,450	1,890,000	2,088,450

			1,105,000		983,450		2,088,450

Retail-Automobiles	0.8%
Asbury Automotive Group, Inc.
7.625% 03/15/17 (a)		—	—	605,000	605,000	605,000	605,000
8.000% 03/15/14		—	—	1,330,000	1,359,925	1,330,000	1,359,925
AutoNation, Inc.
7.000% 04/15/14		—	—	610,000	616,100	610,000	616,100
7.356% 04/15/13 (c)		—	—	365,000	368,650	365,000	368,650
United Auto Group, Inc.
7.750% 12/15/16 (a)		—	—	1,450,000	1,464,500	1,450,000	1,464,500

			—		4,414,175		4,414,175

Retail-Drug Stores	0.9%
Jean County Group
8.50% 08/01/14		1,000,000	1,079,430	—	—	1,000,000	1,079,430
Rite Aid Corp.
6.88% 08/15/13		1,000,000	901,250	—	—	1,000,000	901,250
8.63% 03/01/15		1,000,000	970,000	—	—	1,000,000	970,000
9.375% 12/15/15 (a)(f)		—	—	2,065,000	2,034,851	2,065,000	2,034,851

			2,950,680		2,034,851		4,985,531

Retail-Major Department Store	0.4%
Neiman Marcus Group, Inc.
9.00% 10/15/15		1,000,000	1,097,500	—	—	1,000,000	1,097,500
Saks, Inc.
9.88% 10/01/11		1,000,000	1,110,000	—	—	1,000,000	1,110,000

			2,207,500		—		2,207,500

Retail-Propane Distributors	0.2%
AmeriGas Partners LP
7.125% 05/20/16		—	—	1,220,000	1,235,250	1,220,000	1,235,250

			—		1,235,250		1,235,250

Retail-Restaurants	0.5%
Buffets, Inc.
12.500% 11/01/14		—	—	880,000	897,600	880,000	897,600
Dave & Buster’s, Inc.
11.250% 03/15/14		—	—	365,000	381,425	365,000	381,425
Landry’s Restaurants, Inc.
7.500% 12/15/14		—	—	1,250,000	1,243,750	1,250,000	1,243,750

			—		2,522,775		2,522,775

Retail-Toy Store	0.2%
Toys R Us
7.38% 10/15/18		1,500,000	1,320,000	—	—	1,500,000	1,320,000

			1,320,000		—		1,320,000

Retail-Video Rental	0.4%
Blockbuster, Inc.
9.00% 09/01/12 (c)		1,500,000	1,486,875	—	—	1,500,000	1,486,875
Movie Gallery
11.00% 05/01/12		1,000,000	860,000	—	—	1,000,000	860,000

			2,346,875		—		2,346,875

Retail Total			11,230,055		11,190,501		22,420,556

Textiles	0.2%
Textile-Products	0.2%
INVISTA
9.250% 05/01/12 (a)		—	—	1,085,000	1,155,525	1,085,000	1,155,525

			—		1,155,525		1,155,525

Textiles Total			—		1,155,525		1,155,525

Consumer Cyclical Total			27,058,430		72,086,985		99,145,415

Consumer Non-Cyclical	12.2%
Agriculture	0.5%
Tobacco	0.5%
Alliance One International, Inc.
8.500% 05/15/12 (a)		—	—	1,110,000	1,143,300	1,110,000	1,143,300
Reynolds American, Inc.
7.625% 06/01/16		—	—	1,240,000	1,343,308	1,240,000	1,343,308

Agriculture Total			—		2,486,608		2,486,608

Beverages	0.3%
Beverages-Non-Alcoholic	0.2%
Cott Beverages, Inc.
8.000% 12/15/11		—	—	995,000	1,021,119	995,000	1,021,119

			—		1,021,119		1,021,119

Beverages-Wine/Spirits	0.1%
Constellation Brands, Inc.
8.125% 01/15/12		—	—	320,000	330,400	320,000	330,400

			—		330,400		330,400

Beverages Total			—		1,351,519		1,351,519

Biotechnology	0.3%
Medical-Biomedical/Gene	0.3%
Bio-Rad Laboratories, Inc.
7.500% 08/15/13		—	—	1,485,000	1,514,700	1,485,000	1,514,700

			—		1,514,700		1,514,700

Biotechnology Total			—		1,514,700		1,514,700

Commercial Services	4.1%
Commercial Services	0.6%
Iron Mountain, Inc.
7.750% 01/15/15		1,000,000	1,030,000	1,265,000	1,302,950	2,265,000	2,332,950
8.63% 04/01/13		1,000,000	1,027,500		—	1,000,000	1,027,500

			2,057,500		1,302,950		3,360,450

Commercial Services-Finance	0.2%
ACE Cash Express, Inc.
10.250% 10/01/14 (a)		—	—	1,025,000	1,048,062	1,025,000	1,048,062

			—		1,048,062		1,048,062

Funeral Services & Related Items	0.5%
Service Corp. International
6.750% 04/01/16		—	—	835,000	821,431	835,000	821,431
7.000% 06/15/17		1,500,000	1,490,625	—	—	1,500,000	1,490,625
7.375% 10/01/14		—	—	135,000	139,894	135,000	139,894

			1,490,625		961,325		2,451,950

Printing-Commercial	0.4%
Quebecor World Capital Corp.
8.750% 03/15/16 (a)		—	—	1,125,000	1,161,562	1,125,000	1,161,562
Quebecor World, Inc.
9.750% 01/15/15 (a)		—	—	975,000	1,033,500	975,000	1,033,500

			—		2,195,062		2,195,062

Private Corrections	0.6%
Corrections Corp. of America
6.250% 03/15/13		—	—	1,345,000	1,329,869	1,345,000	1,329,869
GEO Group, Inc.
8.250% 07/15/13		—	—	1,700,000	1,776,500	1,700,000	1,776,500

			—		3,106,369		3,106,369

Rental Auto/Equipment	1.6%
Ahern Rentals, Inc.
9.25%, 08/15/13		1,000,000	1,035,000	—	—	1,000,000	1,035,000
Ashtead Capital, Inc.
9.000% 08/15/16 (a)		—	—	485,000	525,013	485,000	525,013
Ashtead Holdings PLC
8.625% 08/01/15 (a)		—	—	1,390,000	1,466,450	1,390,000	1,466,450
Avis Budget Car Rental
7.75% 05/15/16		1,000,000	1,037,500	—	—	1,000,000	1,037,500
Hertz Corp.
8.875% 01/01/14		—	—	355,000	382,069	355,000	382,069
Rental Services Corp.
9.500% 12/01/14 (a)		1,000,000	1,075,000	630,000	677,250	1,630,000	1,752,250
United Rentals North America, Inc.
6.500% 02/15/12		—	—	1,360,000	1,370,200	1,360,000	1,370,200
7.750% 11/15/13		—	—	685,000	710,687	685,000	710,687

			3,147,500		5,131,669		8,279,169

Schools	0.3%
Knowledge Learning Center
7.75%, 02/01/15 (a)		1,500,000	1,500,000	—	—	1,500,000	1,500,000

			1,500,000		—		1,500,000

Commercial Services Total			8,195,625		13,745,437		21,941,062

Cosmetics/Personal Care	0.8%
Cosmetics & Toiletries	0.8%
DEL Laboratories, Inc.
8.000% 02/01/12		1,500,000	1,462,500	1,180,000	1,150,500	2,680,000	2,613,000
Elizabeth Arden, Inc.
7.750% 01/15/14		—	—	1,505,000	1,546,388	1,505,000	1,546,388

			1,462,500		2,696,888		4,159,388

Cosmetics/Personal Care Total			1,462,500		2,696,888		4,159,388

Food	1.1%
Food-Dairy Products	0.2%
Dean Foods Co.
7.000% 06/01/16		—	—	1,165,000	1,162,088	1,165,000	1,162,088

			—		1,162,088		1,162,088

Food-Miscellaneous/Diversified	0.9%
Del Monte Corporation
6.75%, 02/15/15		1,000,000	1,000,000	—	—	1,000,000	1,000,000
8.63%, 12/15/12		1,000,000	1,050,000	—	—	1,000,000	1,050,000
Dole Foods Co., Inc.
7.250% 06/15/10		40,000	39,600	—	—	40,000	39,600
8.625% 05/01/09		—	—	1,100,000	1,122,000	1,100,000	1,122,000
Reddy Ice Holdings, Inc.
(b) 11/01/12 (10.500% 11/01/08)		—	—	1,420,000	1,331,250	1,420,000	1,331,250

			2,089,600		2,453,250		4,542,850

Food Total			2,089,600		3,615,338		5,704,938

Healthcare Products	0.1%
Optical Supplies	0.1%
Advanced Medical Optics, Inc.
7.500% 05/01/17 (a)		—	—	600,000	591,750	600,000	591,750

			—		591,750		591,750

Healthcare Products Total			—		591,750		591,750

Healthcare Services	2.5%
Dialysis Centers	0.3%
DaVita, Inc.
7.250% 03/15/15		—	—	1,520,000	1,558,000	1,520,000	1,558,000

			—		1,558,000		1,558,000

Medical-Hospitals	1.4%
HCA, Inc.
6.50% 02/15/16		1,000,000	880,000	—	—	1,000,000	880,000
9.250% 11/15/16 (a) PIK,		—	—	1,555,000	1,704,669	1,555,000	1,704,669
9.625% 11/15/16 (a)		—	—	1,945,000	2,144,362	1,945,000	2,144,362
Tenet Healthcare Corp.
9.875% 07/01/14		—	—	2,440,000	2,501,000	2,440,000	2,501,000

			880,000		6,350,031		7,230,031

MRI/Medical Diagnostic Imaging	0.2%
MedQuest, Inc.
11.875% 08/15/12			—	1,000,000	802,500	1,000,000	802,500

			—		802,500		802,500

Physician Practice Management	0.7%
Ameripath, Inc.
10.50 04/01/13		2,000,000	2,180,000	—	—	2,000,000	2,180,000
US Oncology Holdings, Inc.
9.00% 08/15/12		500,000	522,500	—	—	500,000	522,500
PIK,
9.797% 03/15/12 (a)(c)		—	—	1,020,000	1,016,175	1,020,000	1,016,175

			2,702,500		1,016,175		3,718,675

Healthcare Services Total			3,582,500		9,726,706		13,309,206

Household Products/Wares	1.1%
Consumer Products-Miscellaneous	1.1%
American Greetings Corp.
7.375% 06/01/16		—	—	1,280,000	1,307,200	1,280,000	1,307,200
Amscan Holdings, Inc.
8.750% 05/01/14		—	—	1,535,000	1,550,350	1,535,000	1,550,350
Jarden Corp.
7.500% 05/01/17		—	—	1,575,000	1,606,500	1,575,000	1,606,500
Jostens IH Corp.
7.625% 10/01/12		—	—	1,360,000	1,390,600	1,360,000	1,390,600

			—		5,854,650		5,854,650

Household Products/Wares Total			—		5,854,650		5,854,650

Pharmaceuticals	1.5%
Medical-Drugs	0.8%
Elan Finance PLC
8.875% 12/01/13		—	—	1,560,000	1,665,300	1,560,000	1,665,300
Rotavax LLC
10.620% 10/15/14 (a)(c)		—	—	1,001,333	1,003,836	1,001,333	1,003,836
Warner Chilcott Corp.
8.750% 02/01/15		—	—	1,608,000	1,706,490	1,608,000	1,706,490

			—		4,375,626		4,375,626

Medical-Generic Drugs	0.3%
Mylan Laboratories, Inc.
6.375% 08/15/15		—	—	1,390,000	1,442,125	1,390,000	1,442,125

			—		1,442,125		1,442,125

Pharmacy Services	0.2%
Omnicare, Inc.
6.750% 12/15/13		—	—	835,000	822,475	835,000	822,475

			—		822,475		822,475

Vitamins & Nutrition Products	0.2%
NBTY, Inc.
7.125% 10/01/15		—	—	1,260,000	1,285,200	1,260,000	1,285,200

			—		1,285,200		1,285,200

Pharmaceuticals Total			—		7,925,426		7,925,426

Consumer Non-Cyclical Total			15,330,225		49,509,022		64,839,247

Energy	6.8%
Coal	0.9%
Arch Western Finance LLC
6.750% 07/01/13		—	—	1,545,000	1,539,206	1,545,000	1,539,206
Massey Energy Co.
6.875% 12/15/13		—	—	1,650,000	1,581,938	1,650,000	1,581,938

Peabody Energy Corp.
7.375% 11/01/16		—	—	735,000	778,181	735,000	778,181
Series B,
6.88% 03/15/13		1,000,000	1,012,500	—	—	1,000,000	1,012,500

			1,012,500		3,899,325		4,911,825

Coal Total			1,012,500		3,899,325		4,911,825

Energy-Alternate Sources	0.2%
Energy-Alternate Sources	0.2%
VeraSun Energy Corp.
9.375% 06/01/17 (a)		—	—	1,285,000	1,280,181	1,285,000	1,280,181

			—		1,280,181		1,280,181

Energy-Alternate Sources Total			—		1,280,181		1,280,181

Oil & Gas	3.6%
Oil & Gas Drilling	0.2%
Pride International, Inc.
7.375% 07/15/14		—	—	960,000	988,800	960,000	988,800

			—		988,800		988,800

Oil Companies-Exploration & Production	3.0%
Chesapeake Energy Corp.
6.375% 06/15/15		—	—	610,000	610,000	610,000	610,000
7.500% 06/15/14		—	—	1,145,000	1,197,956	1,145,000	1,197,956
Cimarex Energy Co.
7.125% 05/01/17		—	—	1,040,000	1,053,000	1,040,000	1,053,000
Compton Petroleum Corp.
7.625% 12/01/13		—	—	1,360,000	1,373,600	1,360,000	1,373,600
El Paso Production Holding Co.
7.750% 06/01/13 (e)		—	—	2,605,000	2,752,094	2,605,000	2,752,094
Energy XXI Gulf Coast, Inc.
10.000% 06/15/13 (a)(f)		—	—	1,295,000	1,275,575	1,295,000	1,275,575
Forest Oil Corp.
8.000% 12/15/11		—	—	1,080,000	1,134,000	1,080,000	1,134,000
Newfield Exploration Co.
6.625% 04/15/16		—	—	1,120,000	1,125,600	1,120,000	1,125,600
OPTI Canada, Inc.
8.250% 12/15/14 (a)		—	—	1,300,000	1,381,250	1,300,000	1,381,250
PetroHawk Energy Corp.
9.125% 07/15/13		—	—	1,535,000	1,650,125	1,535,000	1,650,125
Pogo Producing Co.
6.625% 03/15/15		—	—	1,100,000	1,111,000	1,100,000	1,111,000
Quicksilver Resources, Inc.
7.125% 04/01/16		—	—	1,260,000	1,250,550	1,260,000	1,250,550

			—		15,914,750		15,914,750

Oil Refining & Marketing	0.4%
Tesoro Corp.
6.625% 11/01/15		—	—	1,395,000	1,414,181	1,395,000	1,414,181
United Refining Co.
10.500% 08/15/12 (a)		—	—	775,000	819,563	775,000	819,563

			—		2,233,744		2,233,744

Oil & Gas Total			—		19,137,294		19,137,294

Oil & Gas Services	0.2%
Seismic Data Collection	0.2%
Seitel, Inc.
9.750% 02/15/14 (a)			—	830,000	850,750	830,000	850,750

			—		850,750		850,750

Oil & Gas Services Total			—		850,750		850,750

Pipelines – 1.9%	1.8%
Pipelines – 1.9%	1.8%
Atlas Pipeline Partners LP
8.125% 12/15/15		—	—	990,000	1,029,600	990,000	1,029,600
Colorado Interstate Gas Co.
6.800% 11/15/15		—	—	430,000	449,846	430,000	449,846
MarkWest Energy Partners LP
6.875% 11/01/14		—	—	1,070,000	1,049,937	1,070,000	1,049,937
8.500% 07/15/16		—	—	745,000	784,113	745,000	784,113
Semgroup LP
8.75% 11/15/15 (a)		1,500,000	1,569,375	—	—	1,500,000	1,569,375
Williams Companies, Inc.
6.375% 10/01/10 (a)		500,000	508,125	2,645,000	2,687,981	3,145,000	3,196,106
7.750% 06/15/31		—	—	870,000	952,650	870,000	952,650
8.125% 03/15/12		—	—	660,000	718,575	660,000	718,575

			2,077,500		7,672,702		9,750,202

Pipelines Total			2,077,500		7,672,702		9,750,202

Energy Total			3,090,000		32,840,252		35,930,252

Financials	7.8%
Diversified Financial Services	5.9%
Finance-Auto Loans	2.7%
Ford Motor Credit Co.
7.800% 06/01/12		—	—	2,580,000	2,567,348	2,580,000	2,567,348
8.000% 12/15/16		—	—	1,385,000	1,374,766	1,385,000	1,374,766
9.750% 09/15/10		1,354,000	1,435,217	—	—	1,354,000	1,435,217
General Motors Acceptance Corp.
6.875% 09/15/11		—	—	3,085,000	3,108,267	3,085,000	3,108,267
7.750% 01/19/10		2,000,000	2,054,248	—	—	2,000,000	2,054,248
8.000% 11/01/31		—	—	3,430,000	3,768,208	3,430,000	3,768,208

			3,489,465		10,818,589		14,308,054

Finance-Investment Banker/Broker	0.6%
E*Trade Financial Corp.
8.000% 06/15/11		—	—	1,610,000	1,688,488	1,610,000	1,688,488
LaBranche & Co., Inc.
11.000% 05/15/12		—	—	1,375,000	1,483,281	1,375,000	1,483,281

			—		3,171,769		3,171,769

Finance-Other Services	0.5%
Pinnacle Foods Finance LLC
9.250% 04/01/15 (a)		1,000,000	1,015,000	1,375,000	1,395,625	2,375,000	2,410,625

			1,015,000		1,395,625		2,410,625

Special Purpose Entity	2.1%
KAR Holdings, Inc.
10.000% 05/01/15 (a)		—	—	1,020,000	1,045,500	1,020,000	1,045,500
Local TV Finance LLC PIK,
9.250% 06/15/15 (a)		—	—	1,355,000	1,382,100	1,355,000	1,382,100
NSG Holdings LLC
7.750% 12/15/25 (a)		—	—	1,245,000	1,310,363	1,245,000	1,310,363
Petroplus Finance Ltd.
6.750% 05/01/14 (a)		—	—	240,000	240,300	240,000	240,300
7.000% 05/01/17 (a)		—	—	240,000	241,800	240,000	241,800
Targeted Return Index Securities Trust (TRAIN), Series HY-1-2006
7.55% 05/01/16 (a) (c)		5,520,000	5,604,346	—	—	5,520,000	5,604,346
Wimar OPCO LLC
9.63% 12/15/14 (a)		1,500,000	1,515,000	—	—	1,500,000	1,515,000

			7,119,346		4,220,063		11,339,409

Diversified Financial Services Total			11,623,811		19,606,046		31,229,857

Insurance	1.0%
Insurance Brokers	0.6%
Hanover Insurance Group
7.63% 10/15/25		2,128,000	2,249,251	—	—	2,128,000	2,249,251
USI Holdings Corp.
9.750% 05/15/15 (a)		—	—	905,000	916,312	905,000	916,312

			2,249,251		916,312		3,165,563

Property/Casualty Insurance	0.4%
Crum & Forster Holdings Corp.
7.750% 05/01/17 (a)		—	—	2,350,000	2,367,625	2,350,000	2,367,625

			—		2,367,625		2,367,625

Insurance Total			2,249,251		3,283,937		5,533,188

Real Estate Investment Trusts (REITs)	0.9%
Real Estate Management/Services	0.3%
Realogy Corp.
10.500% 04/15/14 (a)		—	—	830,000	833,112	830,000	833,112
12.375% 04/15/15 (a)		—	—	830,000	809,250	830,000	809,250

			—		1,642,362	—	1,642,362

REITS-Hotels	0.4%
Host Marriott LP
6.750% 06/01/16		—	—	1,840,000	1,865,300	1,840,000	1,865,300

			—		1,865,300		1,865,300

REITS-Regional Malls	0.3%
Rouse Co. LP/TRC Co-Issuer, Inc.,
6.750% 05/01/13 (a)		—	—	1,405,000	1,416,076	1,405,000	1,416,076

			—		1,416,076		1,416,076

Real Estate Investment Trusts (REITs) Total			—		4,923,738		4,923,738

Financials Total			13,873,062		27,813,721		41,686,783

Industrials	11.8%
Aerospace & Defense	0.7%
Aerospace/Defense-Equipment	0.4%
DRS Technologies, Inc.
6.875% 11/01/13		—	—	1,455,000	1,465,912	1,455,000	1,465,912
Sequa Corp.
9.000% 08/01/09		—	—	660,000	696,300	660,000	696,300

			—		2,162,212		2,162,212

Electronics-Military	0.2%
L-3 Communications Corp.
6.375% 10/15/15		—	—	1,325,000	1,321,688	1,325,000	1,321,688

			—		1,321,688		1,321,688

Aerospace & Defense Total			—		3,483,900		3,483,900

Building Materials	0.2%
Building & Construction Products-Miscellaneous	0.2%
NTK Holdings, Inc. (b) 03/01/14
(10.750% 09/01/09)		—	—	1,150,000	862,500	1,150,000	862,500

			—		862,500		862,500

Building Materials Total			—		862,500		862,500

Electrical Components & Equipment	0.5%
Wire & Cable Products	0.5%
Belden CDT, Inc.
7.000% 03/15/17 (a)		—	—	1,585,000	1,622,821	1,585,000	1,622,821
General Cable Corp.
7.125% 04/01/17 (a)		—	—	635,000	642,937	635,000	642,937
7.725% 04/01/15 (a)(c)		—	—	635,000	636,588	635,000	636,588

			—		2,902,346		2,902,346

Electrical Components & Equipment Total			—		2,902,346		2,902,346

Electronics	1.0%
Electronic Components-Miscellaneous	1.0%
Amkor Technologies, Inc.
9.25% 06/01/16		1,500,000	1,571,250	—	—	1,500,000	1,571,250
Flextronics International Ltd.
6.250% 11/15/14		—	—	1,720,000	1,664,100	1,720,000	1,664,100

NXP BV/NXP Funding LLC
9.500% 10/15/15		—	—	1,160,000	1,200,600	1,160,000	1,200,600

			1,571,250		2,864,700		4,435,950

Electronics Total			1,571,250		2,864,700		4,435,950

Engineering & Construction	0.2%
Building & Construction-Miscellaneous	0.2%
Esco Corp.
8.625% 12/15/13 (a)		—	—	825,000	882,750	825,000	882,750

			—		882,750		882,750

Engineering & Construction Total			—		882,750		882,750

Environmental Control	0.8%
Non-Hazardous Waste Disposal	0.4%
Allied Waste North America, Inc.
7.125% 05/15/16		—	—	565,000	581,244	565,000	581,244
7.875% 04/15/13		—	—	1,720,000	1,797,400	1,720,000	1,797,400

			—		2,378,644		2,378,644

Recycling	0.3%
Aleris International, Inc.
10.000% 12/15/16 (a)		—	—	445,000	467,806	445,000	467,806
PIK, 9.000% 12/15/14 (a)		—	—	1,155,000	1,235,850	1,155,000	1,235,850

			—		1,703,656		1,703,656

Environmental Control Total			—		4,082,300		4,082,300

Hand/Machine Tools	0.2%
Machinery-Electrical	0.2%
Baldor Electric Co.
8.625% 02/15/17		—	—	915,000	983,625	915,000	983,625

			—		983,625		983,625

Hand/Machine Tools Total			—		983,625		983,625

Machinery-Construction & Mining	0.3%
Machinery-Construction & Mining	0.3%
Terex Corp.
7.375% 01/15/14		—	—	1,345,000	1,402,163	1,345,000	1,402,163

			—		1,402,163		1,402,163

Machinery-Construction & Mining Total			—		1,402,163		1,402,163

Machinery-Diversified	0.8%
Machinery-Farm	0.2%
Case New Holland, Inc.
7.13% 03/01/14		1,000,000	1,045,000	—	—	1,000,000	1,045,000

			1,045,000		—		1,045,000

Machinery-General Industry	0.3%
Manitowoc Co., Inc.
7.125% 11/01/13		1,000,000	1,030,000	760,000	782,800	1,760,000	1,812,800

			1,030,000		782,800		1,812,800

Machinery-Material Handling	0.2%
Columbus McKinnon Corp.
8.875% 11/01/13		—	—	1,190,000	1,273,300	1,190,000	1,273,300

			—		1,273,300		1,273,300

Machinery-Diversified Total			2,075,000		2,056,100		4,131,100

Metal Fabricate/Hardware	0.0%
Metal Processors & Fabrication	0.0%
TriMas Corp.
9.875% 06/15/12			—	65,000	68,006	65,000	68,006

			—		68,006		68,006

Metal Fabricate/Hardware Total			—		68,006		68,006

Miscellaneous Manufacturing	2.3%
Diversified Manufacturing Operators	1.9%
Bombardier, Inc.
6.300% 05/01/14 (a)		—	—	2,281,000	2,223,975	2,281,000	2,223,975
8.000% 11/15/14 (a)		1,000,000	1,065,000	—	—	1,000,000	1,065,000
Clarke American Corp.
9.50% 05/15/15		1,000,000	1,020,000	—	—	1,000,000	1,020,000
Covalence Specialty Materials Corp.
10.250% 03/01/16 (a)		—	—	1,240,000	1,271,000	1,240,000	1,271,000
J.B. Poindexter & Co.
8.750% 03/15/14		—	—	945,000	895,387	945,000	895,387
Koppers Holdings, Inc.
(b) 11/15/14
(9.875% 11/15/09)		—	—	1,400,000	1,225,000	1,400,000	1,225,000
Trinity Industries, Inc.
6.500% 03/15/14		—	—	2,156,000	2,161,390	2,156,000	2,161,390

			2,085,000		7,776,752		9,861,752

Miscellaneous Manufacturing	0.4%
American Railcar Industries, Inc.
7.500% 03/01/14		—	—	995,000	1,027,338	995,000	1,027,338
Nutro Products, Inc.
10.750% 04/15/14 (a)		—	—	1,190,000	1,362,550	1,190,000	1,362,550

			—		2,389,888		2,389,888

Miscellaneous Manufacturing Total			2,085,000		10,166,640		12,251,640

Packaging & Containers	2.9%
Containers-Metal/Glass	1.6%
Crown Americas LLC & Crown Americas Capital Corp.
7.750% 11/15/15		1,000,000	1,045,000	2,130,000	2,225,850	3,130,000	3,270,850
Owens-Brockway Glass Container, Inc.
8.250% 05/15/13		—	—	2,470,000	2,605,850	2,470,000	2,605,850
Owens-Illinois, Inc.
7.500% 05/15/10		1,000,000	1,028,750	1,480,000	1,522,550	2,480,000	2,551,300

			2,073,750		6,354,250		8,428,000

Containers-Paper/Plastic	1.3%
Berry Plastics Holdings Corp.
8.88% 09/15/14		1,000,000	1,025,000	—	—	1,000,000	1,025,000
Graham Packaging Co.
8.50% 10/15/12		1,000,000	1,020,000	—	—	1,000,000	1,020,000
Jefferson Smurfit Corp.
8.250% 10/01/12		—	—	1,495,000	1,528,637	1,495,000	1,528,637
Pregis Corp.
12.38% 10/15/13		1,000,000	1,130,000	—	—	1,000,000	1,130,000
Solo Cup Co.
8.500% 02/15/14		—	—	880,000	770,000	880,000	770,000
Stone Container
8.00%, 03/15/17		1,500,000	1,511,250	—	—	1,500,000	1,511,250

			4,686,250		2,298,637		6,984,887

Packaging & Containers Total			6,760,000		8,652,887		15,412,887

Transportation	2.1%
Transportation-Marine	1.0%
Navios Maritime Holdings, Inc.
9.500% 12/15/14 (a)		—	—	1,445,000	1,533,506	1,445,000	1,533,506
Ship Finance International Ltd.
8.500% 12/15/13		—	—	1,655,000	1,710,856	1,655,000	1,710,856
Stena AB
7.500% 11/01/13		—	—	1,965,000	2,006,757	1,965,000	2,006,757

			—		5,251,119		5,251,119

Transportation-Railroad	0.4%
TFM SA de CV
9.375% 05/01/12		—	—	1,755,000	1,895,400	1,755,000	1,895,400

			—		1,895,400		1,895,400

Transportation-Services	0.5%
CHC Helicopter Corp.
7.375% 05/01/14		—	—	1,720,000	1,689,900	1,720,000	1,689,900
PHI, Inc.
7.125% 04/15/13		—	—	1,085,000	1,063,300	1,085,000	1,063,300

			—		2,753,200		2,753,200

Transportation-Trucks	0.2%
QDI LLC
9.000% 11/15/10		—	—	1,060,000	1,036,150	1,060,000	1,036,150

			—		1,036,150		1,036,150

Transportation Total			—		10,935,869		10,935,869

Industrials Total			13,481,250		49,343,786		62,825,036

Technology	2.4%
Computers	0.4%
Computer Services	0.4%
Sungard Data Systems, Inc.
9.125% 08/15/13		—	—	905,000	961,563	905,000	961,563
10.25% 08/15/15		1,000,000	1,093,750	—	—	1,000,000	1,093,750

			1,093,750		961,563		2,055,313

Computers Total			1,093,750		961,563		2,055,313

Office/Business Equipment	0.7%
Office Automation and Equipment	0.7%
Ikon Office Solutions
7.75% 09/15/15		1,000,000	1,042,500	—	—	1,000,000	1,042,500
Xerox Capital Trust I,
8.00% 02/01/27		1,000,000	1,018,750	—	—	1,000,000	1,018,750
Xerox Corp.
7.63% 06/15/13		1,500,000	1,574,440	—	—	1,500,000	1,574,440

			3,635,690		—		3,635,690

Office/Business Equipment Total			3,635,690		—		3,635,690

Semiconductors	1.2%
Electronic Components-Semiconductors	1.2%
Advanced Micro Devices, Inc.
7.750% 11/01/12		—	—	815,000	800,738	815,000	800,738
Freescale Semiconductor, Inc.
10.125% 12/15/16 (a)		—	—	2,610,000	2,613,262	2,610,000	2,613,262
PIK, 9.125% 12/15/14 (a)		—	—	1,770,000	1,752,300	1,770,000	1,752,300

9.13% 12/15/14 (a)		1,000,000	990,000	—	—	1,000,000	990,000

			990,000		5,166,300		6,156,300

Semiconductors Total			990,000		5,166,300		6,156,300

Software	0.4%		990,000

Transactional Software	0.4%
IPC Acquisition Corp.
11.85% 09/29/14		500,000	510,000	—	—	500,000	510,000
Open Solutions, Inc.
9.750% 02/01/15 (a)		—	—	1,530,000	1,587,375	1,530,000	1,587,375

			510,000		1,587,375		2,097,375

Software Total			510,000		1,587,375		2,097,375

Technology Total			5,239,440		7,715,238		12,954,678

Utilities	2.9%
Electric	2.9%
Electric-Generation	1.1%
AES Corp.
7.750% 03/01/14		—	—	1,915,000	2,017,931	1,915,000	2,017,931
9.500% 06/01/2009		1,500,000	1,595,625	—	—	1,500,000	1,595,625
Edison Mission Energy
7.000% 05/15/17 (a)		—	—	1,990,000	1,982,538	1,990,000	1,982,538

			1,595,625		4,000,469		5,596,094

Electric-Integrated	0.5%
CMS Energy Corp.
6.875% 12/15/15		—	—	910,000	944,092	910,000	944,092
Nevada Power Co.
9.000% 08/15/13		—	—	640,000	687,604	640,000	687,604
Sierra Pacific Resources
6.750% 08/15/17		—	—	910,000	920,433	910,000	920,433

			—		2,552,129		2,552,129

Independent Power Producer	1.3%
Calpine Generating Co. LLC
14.370% 04/01/11 (c)(g)		—	—	915,000	324,825	915,000	324,825
Dynegy Holdings, Inc.
7.125% 05/15/18		—	—	2,160,000	2,057,400	2,160,000	2,057,400
Mirant North America LLC
7.375% 12/31/13		—	—	1,750,000	1,850,625	1,750,000	1,850,625
NRG Energy, Inc.
7.250% 02/01/14		—	—	960,000	986,400	960,000	986,400
7.375% 02/01/16		—	—	1,025,000	1,063,437	1,025,000	1,063,437
7.375% 01/15/17		—	—	850,000	882,938	850,000	882,938

			—		7,165,625		7,165,625

Electric Total			1,595,625		13,718,223		15,313,848

Utilities Total			1,595,625		13,718,223		15,313,848

Total Corporate Fixed-Income Bonds & Notes (cost of $457,387,468)			104,288,506		366,569,561		470,858,067

Common Stocks	2.7%
Consumer Discretionary	2.2%
Auto Components	0.2%
Hayes Lemmerz
International, Inc. (h)		—	—	189,688	1,086,912	189,688	1,086,912

Auto Components Total			—		1,086,912		1,086,912

Hotels, Restaurants & Leisure	0.3%
Galaxy Entertainment
Group Ltd. (h)		—	—	800,000	755,080	800,000	755,080
Town Sports International
Holdings, Inc. (h)		—	—	37,500	753,750	37,500	753,750

Hotels, Restaurants & Leisure Total			—		1,508,830		1,508,830

Household Durables	0.1%
D.R. Horton, Inc.		—	—	34,000	794,580	34,000	794,580

Household Durables Total			—		794,580		794,580

Media	0.9%
Cablevision Systems Corp.,
Class A (h)		—	—	28,500	1,031,415	28,500	1,031,415
Idearc, Inc.		—	—	24,000	846,000	24,000	846,000

Spanish Broadcasting System (h)		—	—	225,000	1,064,250	225,000	1,064,250
Virgin Media, Inc.		—	—	35,385	917,179	35,385	917,179
Warner Music Group Corp.		—	—	43,000	722,830	43,000	722,830

Media Total			—		4,581,674		4,581,674

Metals-Aluminum	0.7%
Ormet Corp.		152,380	3,809,500	—	—	152,380	3,809,500

Metals-Aluminum Total			3,809,500		—		3,809,500

Consumer Discretionary Total			3,809,500		7,971,996		11,781,496

Consumer Staples	0.1%
Food Products	0.1%
Reddy Ice Holdings, Inc.		—	—	25,000	763,000	25,000	763,000

Food Products Total			—		763,000		763,000

Consumer Staples Total			—		763,000		763,000

Industrials	0.0%
Commercial Services & Supplies	0.0%
Fairlane Management						—	—
Corp. (h)(i)(j)		—	—	50,004	—	50,004	—

Commercial Services & Supplies Total			—		—	—	—

Road & Rail	0.0%
Quality Distribution, Inc. (h)		—	—	13,439	135,331	13,439	135,331

Road & Rail Total			—		135,331		135,331

Industrials Total			—		135,331		135,331

Telecommunication Services	0.2%
Wireless Telecommunication Services	0.2%
Sprint Nextel Corp.		—	—	39,922	912,217	39,922	912,217

Wireless Telecommunication Services Total			—		912,217		912,217

Telecommunication Services Total			—		912,217		912,217

Utilities	0.2%
Independent Power Producers & Energy Traders	0.2%
Mirant Corp. (h)		—	—	18,717	868,469	18,717	868,469

Independent Power Producers & Energy Traders Total			—		868,469		868,469

Utilities Total			—		868,469		868,469

Total Common Stocks (cost of $10,971,397)			3,809,500		10,651,013		14,460,513

Municipal Bonds (Taxable)	1.0%
California	0.7%
CA Cabazon Band Mission Indians
13.000% 10/01/11 (k)		—	—	3,250,000	3,823,950	3,250,000	3,823,950

California Total			—		3,823,950		3,823,950

Virginia	0.3%
VA Tobacco Settlement Financing Corp.
Series 2007 A1,
6.706% 06/01/46		—	1,565,000	1,551,463	1,565,000	1,551,463

Virginia Total		—		1,551,463		1,551,463

Total Municipal Bonds (Taxable) (cost of $4,814,844)		—		5,375,413		5,375,413

U.S. Government Obligation	0.5%
U.S Government Obligation	0.5%
U.S. Treasury Bond
4.750% 02/15/37		—	2,734,000	2,622,718	2,734,000	2,622,718

U.S. Government Obligation Total (cost of $2,611,432)		—		2,622,718		2,622,718

Convertible Bond	0.2%					—
Communications	0.2%					—
Telecommunication Services	0.2%					—
Telephone-Integrated	0.2%					—
Virgin Media Finance PLC						—
8.750% 04/15/14 EUR		—	690,000	1,007,345	690,000	1,007,345

		—		1,007,345		1,007,345

Telecommunication Services Total		—		1,007,345		1,007,345

Communications Total		—		1,007,345		1,007,345

Total Convertible Bond (cost of $975,778)				1,007,345		1,007,345

Preferred Stock	0.0%
Communications	0.0%
Media	0.0%
PTV Inc., Series A,
10.000% 01/10/23		—	18	74	18	74

Media Total		—		74		74

Communications Total				74		74

Total Preferred Stock (cost of $-)		—		74		74

Warrants	0.0%
Communications	0.0%
Media	0.0%

Broadcast Services/Programs	0.0%
XM Satellite Radio Holdings, Inc.
Expires 03/15/10 (a)(h)		—	—	2,435	3,653	2,435	3,653

			—		3,653		3,653

Media Total			—		3,653		3,653

Telecommunication Services	0.0%
Cellular Telecommunications	0.0%
UbiquiTel, Inc.
Expires 04/15/10 (a)(h)(i)(j)		—	—	5,250	—	5,250	—
Telecommunication Services
Jazztel PLC Expires
07/15/10 (i)(j)		—	—	1,435	—	1,435	—

Telecommunication Services Total			—		—		—

Communications Total			—		3,653		3,653

Consumer Non-Cyclical	0.0%
Food	0.0%
Food-Retail	0.0%
Pathmark Stores Inc. Expires
09/19/10 (h)(k)		—	—	58,758	4,612	58,758	4,612

			—		4,612		4,612

Food Total			—		4,612		4,612

Consumer Non-Cyclical Total			—		4,612		4,612

Total Warrants (cost of $7,829,466)			—		8,265		8,265

Short-Term Obligation	3.5%
U.S. Government Agency Obligation	2.2%
Federal Home Loan Bank
Discount Note, 06/01/07		11,600,000	11,598,357	—	—	11,600,000	11,598,357
Repurchase agreement with Fixed Income Clearing Corp., dated 5/31/07, due on 06/01/07, at 5.010%, collateralized by a U.S. Treasury Obligation maturing 02/15/23, market value of $6,994,758 (repurchase proceeds $6,852,954)	1.3%	—	—	6,852,000	6,852,000	6,852,000	6,852,000

Total Short-Term Obligation (cost of $18,450,357)			11,598,357		6,852,000		18,450,357

Total Investments	96.4%
(cost of $502,655,644) (l)			119,696,363		393,086,389	Merger costs	512,782,752
Other Assets & Liabilities, Net	3.7%		1,521,526		16,934,656	(115,934)	18,340,248

Net Assets	100.1%		121,217,889		410,021,045		531,123,000

Notes to Investment Portfolio:

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2007, these securities, which are not illiquid, except for the following, amounted to $103,220,704, which represents 25.2% of net assets.

Security	Acquisition Date	Par/Unit	Cost	Value
Rotavax LLC	06/06/06-02/02/07	1,001,324	$1,001,379	$1,003,836
UbiquiTel, Inc.	04/04/00	5,250	247,969	—

				1,003,836

(b)	Step bond. This security is currently not paying coupon. Shown parenthetically is the next interest rate to be paid and the date the Fund will begin accruing at this rate.

(c)	The interest rate shown on floating rate or variable rate securities reflects the rate at May 31, 2007.

(d)	Loan Participation Agreement.

(e)	All or a portion of this security is pledged as collateral for open credit default swap contracts.

(f)	Security purchased on a delayed delivery basis.

(g)	The issuer has filed for bankruptcy protection under Chapter 11, and is in default of certain debt covenants. Income is not being accrued. At May 31, 2007, the value of this security amounted to $324,825, which represents 0.1% of net assets.

(h)	Non-income producing.

(i)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees.

(j)	Security has no value.

(k)	Illiquid security.

(l)	Cost for federal income tax purposes is $503,800,145.

At May 31, 2007, the Acquring Fund sold the following credit default swap contracts:

Swap Counterparty	Referenced Obligation	Buy/Sale Protection	Receive Fixed Rate	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)
Morgan Stanley	Ford Motor Co.,
	7.45% 07/16/31	Sale	3.000%	6/20/2009	$1,750,000	$13,114
Morgan Stanley	SLM Corp.,

	5.125% 08/27/12	Sale	2.190%	6/20/2017	2,500,000	(73,164)
						(60,050)

At May 31, 2007, the Acquiring Fund had entered into the following foreign forward currency exchange contracts:

Forward Currency Contracts to Sell	Value	Aggregate Face Value	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	$1,077,159	$1,086,192	6/18/2007	$9,033
EUR	1,741,261	1,749,384	6/18/2007	8,123
EUR	2,554,877	2,553,684	6/25/2007	(1,993)

				15,163

*	Rounds to less than 0.01%

Acronym	Name
EUR	EURO
PIK	Payment-In-Kind
USD	US Dollar

COLUMBIA HIGH YIELD OPPORTUNITY FUND

AND

HIGH YIELD FUND

PRO FORMA COMBINING FINANCIAL STATEMENTS

Notes to Financial Statements

May 31, 2007

(Unaudited)

Note 1. Organization

Columbia High Yield Opportunity Fund (the “Acquiring Fund”) is a series of Columbia Funds Series Trust I (the “Acquiring Trust”). The Acquiring Trust is organized as a Massachusetts business trust. High Yield Fund (the “Acquired Fund”) is a series of the Excelsior Funds Trust (the “Acquired Trust”). The Acquired Trust is organized as a Delaware statutory trust. The Acquiring Trust and the Acquired Trust are registered under the Investment Company Act of 1940, as amended, as open-end management investment companies.

Investment Goal

The Acquiring Fund seeks total return, consisting of current income and capital appreciation. The Acquired Fund seeks a high level of current income as its primary objective, and may also consider the potential for capital appreciation as a secondary objective, when consistent with its primary objective.

Fund Shares

The Acquiring Trust and the Acquired Trust may each issue an unlimited number of shares. The Acquiring Fund offers four classes of shares: Class A, Class B, Class C and Class Z shares. Each share class has its own expense structure and sales charges, as applicable. The Acquired Fund offers two classes of shares: Shares Class shares and Institutional Shares Class shares, which are offered continuously at net asset value.

Note 2. Basis of Combination

The accompanying pro forma financial statements give effect to the proposed transfer of the assets and liabilities of the Acquired Fund to the Acquiring Fund accounted for as if the transfer had occurred as of May 31, 2007. In addition, the pro forma combined statement of operations has been prepared as if the transfer had occurred at the beginning of the fiscal year ended May 31, 2007 and based upon the proposed fee and expense structure of the Acquiring Fund. The following notes refer to the accompanying pro forma financial statements of such proposed merger.

Under the terms of the merger, the combination of the Acquired Fund and the Acquiring Fund will be accounted for by the method of accounting for tax-free mergers of investment companies. The merger will be accomplished by the acquisition of the net assets of the Acquired Fund by the Acquiring Fund in exchange for new shares of the Acquiring Fund at net asset value.

The Pro Forma Investment Portfolios and Pro Forma Statements of Assets and Liabilities of the Acquired Fund and the Acquiring Fund have been combined to reflect balances as of May 31, 2007. The Pro Forma Statements of Operations of the Acquired Fund and the Acquiring Fund have been combined to reflect the twelve months ended May 31, 2007. Columbia Management Advisors, LLC expects that all of the securities held by the Acquired Fund as of May 31, 2007 would comply with the compliance guidelines and/or investment restrictions of the Acquiring Fund.

Following the merger the Acquiring Fund will be the accounting survivor. In accordance with accounting principles generally accepted in the United States of America, the historical cost of investment securities will be carried forward to the Acquiring Fund and the results of operations for pre-combined periods will not be adjusted retrospectively.

The accompanying pro forma financial statements should be read in conjunction with the financial statements of the Acquiring Fund and the Acquired Fund included within their respective annual shareholder reports dated May 31, 2007 and March 31, 2007, respectively, as well as the semi-annual shareholder reports dated November 30, 2006 and September 30, 2006 for the Acquiring Fund and the Acquired Fund, respectively.

Note 3. Significant Accounting Policies

Both the Acquiring Fund and the Acquired Fund have substantially the same accounting policies. The Acquired Fund accounting policies are detailed in the annual shareholder reports referenced above in Note 2.

Federal Income Tax Status

The Acquiring Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax-exempt or taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Acquiring Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Acquiring Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Indemnification

In the normal course of business, the Acquiring Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Acquiring Fund’s maximum exposure under these arrangements is unknown because this would involve future claims against the Acquiring Fund. Also, under the Acquiring Trust’s organizational documents and by contract, the trustees and officers of the Acquiring Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Acquiring Trust. However, based on experience, the Acquiring Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 4. Fees and Compensation paid to Affiliates

Investment advisory fees, administration fees and related party transactions of the Acquired Fund are detailed in the annual shareholder reports referenced above in Note 2.

Note 5. Capital Shares

The pro forma combining net asset value per share assumes the issuance of Acquiring Fund shares to Acquired Fund shareholders in connection with the proposed merger. The number of shares assumed to be issued is equal to the net asset value of the Acquired Fund divided by the net asset value per share of the Acquiring Fund as of May 31, 2007. The pro forma number of shares outstanding, by class, for the combined fund consists of the following at May 31, 2007:

Class of Shares	Shares of Acquiring Fund Pre-Merger	Additional Shares Assumed Issued with Merger	Total Shares Outstanding Post-Merger
Class A Shares	57,367,501	—	57,356,998
Class B Shares	18,801,736	—	18,798,294
Class C Shares	4,481,707	—	4,480,887
Class Z Shares	6,189,965	25,668,656	31,858,621

Filed pursuant to Rule 497(b)
File no. 333-148106

COLUMBIA FUNDS SERIES TRUST I

Form N-14

Part B

STATEMENT OF ADDITIONAL INFORMATION

January 16, 2008

This Statement of Additional Information (the “SAI”) relates to the proposed acquisition (the “Merger”) of Real Estate Fund (the “Acquired Fund”), a series of Excelsior Funds, Inc., by Columbia Real Estate Equity Fund (the “Acquiring Fund”), a series of Columbia Funds Series Trust I. This SAI contains information which may be of interest to shareholders but which is not included in the combined Prospectus/Proxy Statement dated January 16, 2008 (the “Prospectus/Proxy Statement”) which relates to the Merger. As described in the Prospectus/Proxy Statement, the Merger would involve the transfer of all the assets of the Acquired Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption of all the liabilities of the Acquired Fund by the Acquiring Fund. The Acquired Fund would distribute the Acquiring Fund shares it receives to its shareholders in complete liquidation of the Acquired Fund. The Acquiring Fund will be the survivor for accounting purposes.

This SAI is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement. The Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing to the Acquiring Fund at One Financial Center, Boston, Massachusetts 02111, or by calling 1-800-708-7953.

Additional Information about the Acquiring Fund	2
Independent Registered Public Accounting Firm	2
Financial Statements	2
Updated Calendar Year-End Information	2
Appendix A – Statement of Additional Information of the Acquiring Fund	A1
Appendix B – Pro Forma Financial Statements	B1

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND

Attached hereto as Appendix A is the Statement of Additional Information of the Acquiring Fund dated January 1, 2007, as supplemented to date.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, located at 125 High Street, Boston, MA 02110-1707, is the independent registered public accounting firm for the Acquiring Fund, providing audit and tax return review of various Securities and Exchange Commission filings. The Report of Independent Registered Public Accounting Firm, Financial Highlights and Financial Statements included in the Acquiring Fund’s Annual Report to Shareholders for the fiscal year ended August 31, 2007 are incorporated by reference into this SAI. The audited financial statements for the Acquiring Fund incorporated by reference into this SAI and the audited financial statements for the Acquired Fund incorporated by reference into the Prospectus/Proxy Statement and this SAI have been so included and incorporated in reliance upon the report of PricewaterhouseCoopers LLP, given on its authority as an expert in auditing and accounting.

FINANCIAL STATEMENTS

Pro forma financial statements of the Acquiring Fund for the Merger are attached hereto as Appendix B.

UPDATED CALENDAR YEAR-END INFORMATION

In the Statement of Additional Information attached hereto as Appendix A, the section captioned “Compensation” is deleted in its entirety and replaced with the following:

Compensation

Trustees are compensated for their services to the Columbia Funds Family on a complex-wide basis, as shown in the table below.

Independent Trustee Compensation for the Fiscal Year Ended August 31, 2007 and the Calendar Year Ended December 31, 2007

Name of Trustee	Aggregate Compensation from the Real Estate Equity Fund (a) for the Fiscal Year ended August 31, 2007	Total Compensation from the Columbia Funds Complex Paid to Independent Trustees for the Calendar Year ended December 31, 2007
Thomas C. Theobald (b)	$5,477	$282,000
John D. Collins	N/A	$150,666	(g)
Rodman L. Drake	N/A	$164,038	(g)
Douglas A. Hacker	$4,026	$203,500	(g)
Morrill Melton Hall, Jr	N/A	$137,296	(g)
Janet Langford Kelly	$3,814	$195,000
Richard W. Lowry	$3,235	$168,500
Charles R. Nelson	$3,764	$195,000
John J. Neuhauser	$3,701	$190,500
Jonathan Piel	N/A	$137,296	(g)
Patrick J. Simpson (c)	$3,696	$189,000
Thomas E. Stitzel (d)	$3,823	$195,500
Anne-Lee Verville(e)	$3,970	$205,500
Richard L. Woolworth(f)	0	N/A

(a)	All Trustees receive reimbursements for reasonable expenses related to their attendance at meetings of the Board or standing committee, which are not included in the amounts shown. Messrs. Drake, Hall, Piel and Collins were elected to the Board on December 12, 2007.

(b)	During the fiscal year ended August 31, 2007, Mr. Theobald deferred $3,651 of his compensation from the Real Estate Equity Fund. During the calendar year ended December 31, 2007, Mr. Theobald deferred $185,000 of his total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan. At December 31, 2007, the value of Mr. Theobald’s account under that plan was $829,035.

(c)	During the fiscal year ended August 31, 2007, Mr. Simpson deferred $3,696 of his compensation from the Real Estate Equity Fund. During the calendar year ended December 31, 2007, Mr. Simpson deferred $189,000 of his total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan. At December 31, 2007, the value of Mr. Simpson’s account under that plan was $761,468.

(d)	During the fiscal year ended August 31, 2007, Mr. Stitzel deferred $3,449 of his compensation from the Real Estate Equity Fund. During the calendar year ended December 31, 2007, Mr. Stitzel deferred $195,500 of his total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan. At December 31, 2007, the value of Mr. Stitzel’s account under that plan was $328,718.

(e)	At December 31, 2007, the value of Ms. Verville’s account under the deferred compensation plan was $808,850.

(f)	Mr. Woolworth served as Trustee until August 4, 2006.

(g)	Total Compensation from the Columbia Funds Complex includes compensation from Excelsior Funds, Inc., Excelsior Tax Exempt Funds, Inc. and Excelsior Funds Trust.

Interested Trustee Compensation for the Fiscal Year Ended August 31, 2007 and the Calendar Year Ended December 31, 2007

Name of Trustee	Aggregate Compensation from the Real Estate Equity Fund (a) for the Fiscal Year ended August 31, 2007	Total Compensation from the Columbia Funds Complex Paid to Interested Trustee for the Calendar Year ended December 31, 200
William E. Mayer	$3,502	$186,500

(a)	Mr. Mayer receives reimbursements for reasonable expenses related to his attendance at meetings of the Board, which are not included in the amounts shown.

In the Statement of Additional Information attached hereto as Appendix A, the section captioned “Beneficial Equity Ownership” is deleted in its entirety and replaced with the following:

Beneficial Equity Ownership

As of the date of this SAI, the Trustees and officers of the Trust, as a group, beneficially owned less than 1% of each class of shares of each Fund. The table below shows, for each Trustee, the amount of Fund equity securities beneficially owned by the Trustee and the aggregate value of all investments in equity securities of the Columbia Funds Family, stated as one of the following ranges: A = $0; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.

Independent Trustee Ownership for the Calendar Year Ended December 31, 2007

Trustee	Dollar Range of Equity Securities in the Real Estate Equity Fund	Aggregate Dollar Range of Equity Securities in all Funds in the Columbia Funds Family
Thomas C. Theobald	A	E
Douglas A. Hacker	A	E
Janet Langford Kelly	A	E
Richard W. Lowry	A	E
Charles R. Nelson	A	E
John J. Neuhauser	A	E
Patrick J. Simpson	C	E
Thomas E. Stitzel	A	E
John D. Collins	A	A
Rodman L. Drake	A	A
Morrill Melton Hall, Jr.	A	A
Jonathan Piel	A	A
Anne-Lee Verville	A	E	*

*	Includes the value of compensation payable under the deferred compensation plan for Independent Trustees of the Columbia Funds Complex that is determined as if the amounts deferred had been invested, as of the date of deferral, in shares of one or more funds in the Columbia Funds Complex as specified by Ms. Verville.

Interested Trustee Ownership for the Calendar Year Ended December 31, 2007

Trustee	Dollar Range of Equity Securities in the Real Estate Equity Fund	Aggregate Dollar Range of Equity Securities in all Funds in the Columbia Funds Family
William E. Mayer	A	C

Appendix A – Statement of Additional Information of the Acquiring Fund

- A1 -

COLUMBIA OREGON INTERMEDIATE MUNICIPAL BOND FUND

a series of Columbia Funds Series Trust I

Supplement to the Statement of Additional Information dated January 1, 2007

(Replacing the supplement dated November 1, 2007)

The following paragraph is added under the section entitled “INVESTMENT ADVISORY AND OTHER SERVICES PROVIDED BY AFFILIATES” in the Columbia Oregon Intermediate Municipal Bond Fund’s Statement of Additional Information:

Effective November 1, 2007, the Advisor has contractually agreed to waive fees and/or reimburse expenses of Columbia Oregon Intermediate Municipal Bond Fund to the extent necessary to ensure that total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodial charges relating to overdrafts), after giving effect to any balance credits from the Columbia Oregon Intermediate Municipal Bond Fund’s custodian, do not exceed 0.50% of the Columbia Oregon Intermediate Municipal Bond Fund’s average daily net assets through December 31, 2008.

COLUMBIA REAL ESTATE EQUITY FUND

(the “Fund”)

Supplement to the Prospectuses and Statement of Information dated January 1, 2007

The Fund currently operates as a “diversified” fund for purposes of the Investment Company Act of 1940, as amended. This means that the Fund invests at least 75 percent of the value of its total assets in cash and cash items (including receivables), Government securities, securities of other investment companies and other securities, excluding securities of a single issuer that represent more than 5 percent of the Fund’s total assets and securities that constitute more than 10 percent of the issuer’s outstanding voting securities.

The Board of Trustees of the Fund (the “Board”) has approved, subject to shareholder approval, a change in the classification of the Fund from “diversified” to “non-diversified,” which would allow the Fund to invest more of its assets in the securities of fewer issuers. Columbia Management Advisors, LLC, the Fund’s investment advisor (“CMA”), has advised the Board that CMA believes the change in classification from “diversified” to “non-diversified” would allow the Fund to better pursue its investment objective.

A “non-diversified” fund generally may invest a greater percentage of its total assets in the securities of fewer issuers than a “diversified” fund. This increases the risk that a change in the value of any one investment held by a “non-diversified” fund could affect the overall value of such fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, a “non-diversified” fund’s value will likely be more volatile than the value of more diversified funds.

It is anticipated that a proxy statement soliciting shareholder votes regarding the proposed change in classification will be distributed in late November to shareholders of record on November 15, 2007. A shareholder meeting has been scheduled for February 1, 2008. If the proposed change in classification is approved at the shareholder meeting, the change will be effective immediately, though CMA has advised the Board that CMA may or may not operate the Fund as a “non-diversified” fund, depending on its assessment of the investment opportunities available to the Fund from time to time.

COLUMBIA FUNDS SERIES TRUST I

COLUMBIA SMALL CAP GROWTH FUND I

(THE “FUND”)

SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 1, 2007

Effective October 1, 2007, Lawrence W. Lin and Brian D. Neigut have joined as co-portfolio managers of the Fund. Unless stated otherwise, information is provided as of August 31, 2007.

The information in the table under the heading “Portfolio Managers — Other Accounts Managed by Portfolio Managers” is hereby supplemented with the addition of the following:

	Other SEC-registered open-end and closed-end funds		Other pooled investment vehicles		Other accounts
	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets
Lawrence W. Lin	7	$1.742 billion	1	$900,000	32	$132 million
Brian D. Neigut	7	$1.742 billion	1	$900,000	30	$132 million

The following is added to the table under the heading “Ownership of Securities”:

PORTFOLIO MANAGER	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND BENEFICIALLY OWNED
Lawrence W. Lin	$0
Brian D. Neigut	$0

The following is added to the table under the heading “Compensation”:

PORTFOLIO MANAGER	PERFORMANCE BENCHMARK	PEER GROUP
Lawrence W. Lin	Russell 2000 Growth TR	Morningstar Small Growth Category
Brian D. Neigut	Russell 2000 Growth TR	Morningstar Small Growth Category

COLUMBIA FUNDS SERIES TRUST I

COLUMBIA MID CAP GROWTH FUND

(THE “FUND”)

SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 1, 2007

Effective October 1, 2007, Lawrence W. Lin and Brian D. Neigut have joined as co-portfolio managers of the Fund. Unless stated otherwise, information is provided as of August 31, 2007.

The information in the table under the heading “Portfolio Managers — Other Accounts Managed by Portfolio Managers” is hereby supplemented with the addition of the following:

	Other SEC-registered open-end and closed-end funds		Other pooled investment vehicles		Other accounts
	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets
Lawrence W. Lin	7	$404 million	1	$900,000	32	$132 million
Brian D. Neigut	7	$404 million	1	$900,000	30	$132 million

The following is added to the table under the heading “Ownership of Securities”:

PORTFOLIO MANAGER	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND BENEFICIALLY OWNED
Lawrence W. Lin	$0
Brian D. Neigut	$0

The following is added to the table under the heading “Compensation”:

PORTFOLIO MANAGER	PERFORMANCE BENCHMARK	PEER GROUP
Lawrence W. Lin	Russell Midcap Growth TR	Morningstar Mid Growth Category
Brian D. Neigut	Russell Midcap Growth TR	Morningstar Mid Growth Category

Columbia Funds Series Trust I

Columbia Balanced Fund

Columbia Conservative High Yield Fund

Columbia Federal Securities Fund

Columbia Greater China Fund

Columbia International Stock Fund

Columbia Mid Cap Growth Fund

Columbia Oregon Intermediate Municipal Bond Fund

Columbia Real Estate Equity Fund

Columbia Small Cap Growth Fund I

Columbia Strategic Investor Fund

Columbia Technology Fund

Supplement to the Prospectuses and Statements of

Additional Information dated January 1, 2007

Columbia Liberty Fund

Columbia Asset Allocation Fund

Columbia Dividend Income Fund

Columbia Common Stock Fund

Columbia Large Cap Growth Fund

Columbia Disciplined Value Fund

Columbia Small Cap Core Fund

Supplement to the Prospectuses and Statements of

Additional Information dated February 1, 2007

Columbia California Tax-Exempt Fund

Columbia Connecticut Tax-Exempt Fund

Columbia Massachusetts Tax-Exempt Fund

Columbia New York Tax-Exempt Fund

Columbia Intermediate Municipal Bond Fund

Columbia Massachusetts Intermediate Bond Fund

Columbia Connecticut Intermediate Municipal Bond Fund

Columbia New Jersey Intermediate Municipal Bond Fund

Columbia New York Intermediate Municipal Bond Fund

Columbia Rhode Island Intermediate Municipal Bond Fund

Supplement to the Prospectuses and Statements of

Additional Information dated March 1, 2007

Columbia Tax-Exempt Fund

Supplement to the Prospectuses and Statement of Additional

Information dated April 1, 2007

Columbia Income Fund

Columbia Intermediate Bond Fund

Columbia U.S. Treasury Index Fund

Columbia World Equity Fund

Supplement to the Prospectuses and Statements of Additional

Information dated August 1, 2007

Columbia Core Bond Fund

Supplement to the Prospectuses and Statement of Additional

Information dated September 1, 2006

Columbia High Yield Opportunity Fund

Columbia Strategic Income Fund

Supplement to the Prospectuses and Statement of Additional

Information dated October 1, 2006

Columbia High Yield Municipal Fund

Columbia Small Cap Value Fund I

Supplement to the Prospectuses and Statements of Additional

Information dated November 1, 2006

(Each a “Fund” and together the “Funds”)

Each Prospectus is revised by adding the following statement to disclosure under the section entitled “Portfolio Holdings Disclosure”:

In addition, more current information concerning the Fund’s portfolio holdings as of specified dates may also be disclosed on the Columbia Funds’ website.

Each Statement of Additional Information is revised by adding the following statement to disclosure under the section entitled “Disclosure of Portfolio Information” or “Disclosure of Fund Information”, as applicable:

The Fund may also disclose more current portfolio holdings information as of specified dates on the Columbia Funds’ website.

COLUMBIA FUNDS SERIES TRUST I

Columbia Oregon Intermediate Municipal Bond Fund

(the “Fund”)

Supplement to the Statement of Additional Information dated January 1, 2007

Effective immediately, the Statement of Additional Information is hereby amended with the addition of the following risk disclosure. This risk disclosure is being added immediately following the second paragraph of the sub-heading “Oregon Intermediate Municipal Bond Fund” in the section entitled “State Income Taxes” in the Fund’s Statement of Additional Information.

Tax Development Risk

The U.S. Supreme Court has agreed to hear an appeal of a state-court decision that might significantly affect how states tax in-state and out-of-state municipal bonds. If the Supreme Court determines that the U.S. Constitution prohibits states from treating the interest income on in-state municipal bonds differently from the interest income on out-of-state municipal bonds for state income tax purposes, most states likely will revisit the way in which they treat the interest on municipal bonds. This has the potential to increase significantly the amount of state tax paid by shareholders on exempt-interest dividends. You should consult your tax advisor to discuss the potential tax consequences of your investment in the Oregon Intermediate Municipal Bond Fund. This also has the potential to cause a decline in the value of the municipal securities held by the Fund which, in turn, would reduce the value of the Fund’s shares.

COLUMBIA FUNDS SERIES TRUST I

Columbia Asset Allocation Fund

Columbia Common Stock Fund

Columbia Disciplined Value Fund

Columbia Dividend Income Fund

Columbia Large Cap Growth Fund

Columbia Small Cap Core Fund

Supplement to the Prospectuses and Statement

of Additional Information dated February 1, 2007

Columbia Core Bond Fund

Supplement to the Prospectus and Statement

of Additional Information dated September 1, 2006

Columbia Connecticut Intermediate Municipal Bond Fund

Columbia Intermediate Municipal Bond Fund

Columbia Massachusetts Intermediate Municipal Bond Fund

Columbia New Jersey Intermediate Municipal Bond Fund

Columbia New York Intermediate Municipal Bond Fund

Columbia Rhode Island Intermediate Municipal Bond Fund

Supplement to the Prospectuses and Statements of

Additional Information dated March 1, 2007

Columbia Mid Cap Growth Fund

Supplement to the Prospectus and Statement of

Additional Information dated January 1, 2007

The Board of Trustees of the above-mentioned Funds has approved a proposal to accelerate the conversion of each Fund’s Class G shares into Class T shares of that Fund. Currently, automatic conversion to Class T shares occurs eight years after purchase. The conversion will take place on or about August 8, 2007. Any otherwise applicable contingent deferred sales charge will be waived for Class G shareholders who redeem their shares after July 9, 2007.

Accordingly, effective August 9, 2007, all references to Class G shares are eliminated from the Funds’ Prospectuses and Statements of Additional Information.

COLUMBIA BALANCED FUND

COLUMBIA CONSERVATIVE HIGH YIELD FUND

COLUMBIA INTERNATIONAL STOCK FUND

COLUMBIA MID CAP GROWTH FUND

COLUMBIA OREGON INTERMEDIATE MUNICIPAL BOND FUND

COLUMBIA REAL ESTATE EQUITY FUND

COLUMBIA STRATEGIC INVESTOR FUND

COLUMBIA TECHNOLOGY FUND

SERIES OF COLUMBIA FUNDS SERIES TRUST I

Supplement to the Prospectuses and Statements of Additional Information,

each dated January 1, 2007

The Board of Trustees of the Funds has approved a proposal to convert each Fund’s Class D shares into Class C shares of that Fund. The conversion will take place on or about August 8, 2007. Any otherwise applicable contingent deferred sales charge will be waived for Class D shareholders who redeem their shares after July 9, 2007.

Accordingly, effective August 9, 2007, all references to Class D shares are eliminated from the Prospectuses and Statements of Additional Information.

Columbia Funds Series Trust I

Supplement to the

Statements of Additional Information

Columbia Tax-Exempt Fund

Supplement to the Statement of Additional Information

dated April 1, 2007

Columbia California Tax-Exempt Fund

Columbia Connecticut Tax-Exempt Fund

Columbia Massachusetts Tax-Exempt Fund

Columbia New York Tax-Exempt Fund

Columbia Intermediate Municipal Bond Fund

Columbia Massachusetts Intermediate Municipal Bond Fund

Columbia Connecticut Intermediate Municipal Bond Fund

Columbia New Jersey Intermediate Municipal Bond Fund

Columbia New York Intermediate Municipal Bond Fund

Columbia Rhode Island Intermediate Municipal Bond Fund

Supplement to the Statement of Additional Information

dated March 1, 2007

Columbia Liberty Fund

Columbia Asset Allocation Fund

Columbia Dividend Income Fund

Columbia Common Stock Fund

Columbia Large Cap Growth Fund

Columbia Disciplined Value Fund

Columbia Small Cap Core Fund

Supplement to the Statement of Additional Information

dated February 1, 2007

Columbia Balanced Fund

Columbia Conservative High Yield Fund

Columbia Federal Securities Fund

Columbia Greater China Fund

Columbia International Stock Fund

Columbia Mid Cap Growth Fund

Columbia Oregon Intermediate Municipal Bond Fund

Columbia Real Estate Equity Fund

Columbia Small Cap Growth Fund I

Columbia Strategic Investor Fund

Columbia Technology Fund

Supplement to the Statement of Additional Information

dated January 1, 2007

Columbia High Yield Municipal Fund

Columbia Small Cap Value Fund I

Supplement to the Statement of Additional Information

dated November 1, 2006

Columbia High Yield Opportunity Fund

Columbia Strategic Income Fund

Supplement to the Statement of Additional Information

dated October 1, 2006

Columbia Core Bond Fund

Supplement to the Statement of Additional Information

dated September 1, 2006

Columbia Income Fund

Columbia Intermediate Bond Fund

Columbia U.S. Treasury Index Fund

Columbia World Equity Fund

Supplement to the Statement of Additional Information

dated August 1, 2006

(the Funds)

The section of the Statements of Additional Information entitled “Net Asset Value Eligibility Guidelines (in this section, the “Advisor” refers to Columbia Management Advisors, LLC in its capacity as the Advisor or Administrator to certain Funds)” is hereby amended with the addition of the following language as the fourth paragraph in item 1:

Investors investing all or a portion of the proceeds received in connection with the liquidation of Colonial Insured Municipal Fund may purchase Class A shares with such proceeds without paying a front-end sales charge, provided that the proceeds are invested in Class A shares of the funds within 90 days of May 25, 2007, the record date for the liquidating distribution (i.e., by August 23, 2007). To purchase Class A shares of the funds without a front-end load, investors must notify the Fund’s transfer agent, Columbia Management Services, Inc., at or prior to the time of purchase, that such purchase of Class A shares of the funds represents all or a portion of the investor’s proceeds received from the liquidation of Colonial Insured Municipal Fund.

COLUMBIA CONSERVATIVE HIGH YIELD FUND

Series of Columbia Funds Series Trust I

(the “Fund”)

SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION

DATED JANUARY 1, 2007

The chart under the section “INVESTMENTS HELD AND INVESTMENT PRACTICES USED BY THE FUNDS” has been revised in its entirety and replaced with the following:

Chart of Securities and Investment Practices

	CMCG	CSCG	CREF	CTF	CSIF
Investment Grade Securities (Baa or higher by Moody’s, BBB or higher by S&P or believed by the Advisor to be equivalent), other than U.S. Government obligations and municipal securities	*	*	*	*	*
Non-Investment Grade Securities	NA	NA	NA	NA	NA
Domestic Bank Obligations	*	*	*	*	*
U.S. Government Securities	*	*	*	*	*
Mortgage-Backed Securities	NA	NA	NA	NA	NA
CMOs	NA	NA	NA	NA	NA
Asset-Backed Securities	NA	NA	NA	NA	NA
Floating or Variable Rate	NA	NA	NA	NA	NA
Loan Transactions	X	O	O	O	O
Options & Financial Futures	O	O	O	O	O
Foreign Equities(1)
Developed Markets	20%, O	20%, O	20%, O	33%, O	33%, +
Emerging Markets(2)	X	X	X	X	+
ADRs, GDRs and NASDAQ-listed foreign securities(1)	20%, O	20%, O	O	33%, O	33%, +
Currency Contracts
Hedging	O	O	O	O	O
Speculation	X	X	X	X	X
Spot Basis	O	O	O	O	O
Repurchase Agreements	*	*	*	*	*
Illiquid (exclude 144A securities from definition of illiquid with board supervision)	15%, O	15%, O	15%, O	15%, O	15%, O
Convertible Securities/Warrants	+	+	+	+	+
Small Companies	+	+	+	+	+
Dollar Roll Transactions	NA	NA	NA	NA	NA
Swap Agreements	NA	NA	NA	NA	NA
When-Issued Securities	O	O	O	O	O
Foreign Fixed Income Securities	NA	NA	NA	NA	NA
(including Foreign Bank Obligations)
Zero Coupon/Pay in Kind	NA	NA	NA	NA	NA
Real Estate (excluding REITs)	X	X	X	X	X
REITs	+	O	+	O	+
Borrowing	5%, *	5%, *	5%, *	33.3%, *	33.3%, *

+	Permitted — Part of principal investment strategy
X	Not permitted either as a non-fundamental or fundamental policy
O	Permitted — Not a principal investment strategy
*	Temporary Investment or cash management purposes
%	Percentage of net assets (unless “total assets” specified) that Fund may invest
NA	Not part of investment strategy
(1)	Any limitation on foreign investments includes investments in both foreign securities purchased in foreign markets and ADRs, GDRs and NASDAQ-listed foreign securities.
(2)

ADRs, GDRs and NASDAQ-listed securities are not subject to this limitation, even if the issuer is headquartered in, has its principal operations in, derives its revenues from, has its principal trading market located in or was legally organized in an emerging market country.

	CMBF	CHYF	CBF
Investment Grade Securities (Baa or higher by Moody’s, BBB or higher by S&P or believed by the Advisor to be equivalent), other than U.S.	O	O	+
Government obligations and municipal securities
Non-Investment Grade Securities	NA	+	10%, O
Domestic Bank Obligations	*	*	*
Commercial Paper	*	*	*
U.S. Government Securities	*	*	+
Mortgage-Backed Securities	NA	O	+
CMOs	NA	O	+
Asset-Backed Securities	NA	O	+
Floating or Variable Rate	O	O	+
Loan Transactions	O	O	X
Options & Financial Futures	+	O	+
Foreign Equities(1)
Developed Markets	NA	NA	33.3%, O
Emerging Markets(2)	NA	NA	X
ADRs, GDRs and NASDAQ-listed foreign securities(1)	NA	NA	33.3%, O
Currency Contracts
Hedging	NA	NA	O
Speculation	NA	NA	X
Spot Basis	NA	NA	O
Repurchase Agreements	*	*	*
Illiquid (excludes 144A securities from definition of illiquid with board supervision)	15%, O	15%, O	15%, O
Convertible Securities/Warrants	NA	O	O
Small Companies	NA	+	O
Dollar Roll Transactions	NA	O	+
Swap Agreements	O	O	O
When-Issued Securities	O	O	O
Foreign Fixed Income Securities (including Foreign Bank Obligations)	NA	20%, O	20%, O
Zero Coupon/Pay in Kind	+	O	O
Real Estate (excluding REITs)	X	X	X
REITs	NA	O	O
Borrowing	33.3%, *	5%, *	5%, *
Municipal Bonds	+	NA	O

+	Permitted — Part of principal investment strategy
X	Not permitted either as a non-fundamental or fundamental policy
O	Permitted — Not a principal investment strategy
*	Temporary Investment or cash management purposes
%	Percentage of net assets (unless “total assets” specified) that Fund may invest
NA	Not part of investment strategy
(1)	Any limitation on foreign investments includes investments in both foreign securities purchased in the foreign markets, together with the purchase of ADRs, GDRs and NASDAQ-listed foreign securities.
(2)

ADRs, GDRs, and NASDAQ-listed foreign securities are not subject to this limitation, even if the issuer is headquartered in, has its principal operations in, derives its revenues from, has its principal trading market located in or was legally organized in an emerging market country.

Columbia Funds Series Trust I

Columbia Balanced Fund

Columbia Conservative High Yield Fund

Columbia Federal Securities Fund

Columbia Greater China Fund

Columbia International Stock Fund

Columbia Mid Cap Growth Fund

Columbia Oregon Intermediate Municipal Bond Fund

Columbia Real Estate Equity Fund

Columbia Small Cap Growth Fund I

Columbia Strategic Investor Fund

Columbia Technology Fund

Supplement to the Statement of Additional Information

dated January 1, 2007

Columbia Core Bond Fund

Supplement to the Statement of Additional Information

dated September 1, 2006

Columbia Income Fund

Columbia Intermediate Bond Fund

Columbia U.S. Treasury Index Fund

Columbia World Equity Fund

Supplement to the Statement of Additional Information

dated August 1, 2006

Columbia High Yield Opportunity Fund

Columbia Strategic Income Fund

Supplement to the Statement of Additional Information

dated October 1, 2006

Columbia High Yield Municipal Fund

Columbia Small Cap Value Fund I

Supplement to the Statement of Additional Information

dated November 1, 2006

Columbia Tax-Exempt Fund

Supplement to the Statement of Additional Information

dated March 27, 2006

For all Statements of Additional Information, the section captioned “Disclosure of Portfolio Information” is removed and replaced in its entirety with the following disclosure:

Disclosure of Fund Information

The Board has adopted policies and procedures with respect to the disclosure of the Funds’ portfolio holdings by the Funds, CMA and their affiliates. These policies and procedures are designed to ensure that disclosure of information regarding the Funds’ portfolio securities is in the best interest of Fund shareholders and to address conflicts between the interests of a Fund’s shareholders, on the one hand, and those of CMA, CMD or any affiliated person of a Fund, on the other. These policies and procedures provide that Fund portfolio holdings information generally may not be disclosed to any party prior to: (1) the business day next following the posting of such information on the Funds’ website, if applicable, or (2) the time a Fund discloses the information in a publicly available SEC filing required to include such information. Certain limited exceptions that have been approved consistent with the policies and procedures are described below. The Board will be updated as needed regarding compliance with these policies and procedures. The policies and procedures prohibit CMA and the Funds’ other service providers from entering into any agreement to disclose Fund portfolio holdings information in exchange for any form of consideration. These policies and procedures apply to all categories of funds and include variations tailored to the different categories of funds. Under this tailored approach, some of the provisions described here do not apply to Funds covered by this SAI. CMA has also adopted policies and procedures to monitor for compliance with these portfolio holdings disclosure policies and procedures.

Public Disclosures

The Funds’ portfolio holdings are currently disclosed to the public through required filings with the SEC and on the Funds’ website. This information is available on the Funds’ website as described below.

•	For equity, convertible, balanced and asset allocation Funds, a complete list of portfolio holdings as of a month-end is posted approximately 30 calendar days after such month-end.

•	For fixed income Funds, a complete list of portfolio holdings as of a fiscal quarter-end is posted approximately 60 calendar days after such quarter-end.

•	For money market Funds, a complete list of portfolio holdings as of a month-end is posted approximately the fifth business day after such month-end.

Certain Funds shall also disclose their largest holdings, as a percent of the Funds’ portfolios, as of month-end on their website generally within 15 calendar days after such month-end; with the equity Funds posting their largest 10-15 holdings, the balanced Funds posting their largest 5 equity holdings, and certain fixed income Funds posting their top 5-15 holdings.

The scope of the information provided pursuant to the Funds’ policies relating to each Fund’s portfolio that is made available on the website may change from time to time without prior notice.

The Funds file their portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semi-annual period) and Form N-Q (with respect to the first and third quarters of each Fund’s fiscal year). Shareholders may obtain the Funds’ Form N-CSR and N-Q filings on the SEC’s website at www.sec.gov, a link to which is provided on the Columbia Funds’ website. In addition, the Funds’ Form N-CSR and N-Q filings may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the public reference room.

With respect to the variable insurance trusts, holdings information is disclosed no earlier than the time such information is filed in a publicly available SEC filing required to include such information.

The Funds, CMA and their affiliates may include portfolio holdings information that has already been made public through a web posting or SEC filing in marketing literature and other communications to shareholders, advisers or other parties, provided that the information is disclosed no earlier than the business day after the date the information is disclosed publicly on the Funds’ website or no earlier than the time the Funds file such information in a publicly available SEC filing required to include such information.

Other Disclosures

The Funds’ policies and procedures provide that no disclosures of the Funds’ portfolio holdings may be made prior to the holdings information being made public unless (1) the Funds have a legitimate business purpose for making such disclosure, (2) the Funds’ chief executive officer authorizes such non-public disclosure of information, and (3) the party receiving the non-public information enters into an appropriate confidentiality agreement or is otherwise subject to a confidentiality obligation.

In determining the existence of a legitimate business purpose, the following factors, and any additional relevant factors, are considered: (1) that any prior disclosure must be consistent with the anti-fraud provisions of the federal securities laws and the fiduciary duties of CMA; (2) any conflicts of interest between the interests of Fund shareholders, on the one hand, and those of CMA, CMD or any affiliated person of a Fund, on the other; and (3) that prior disclosure to a third party, although subject to a confidentiality agreement, would not make lawful conduct that is otherwise unlawful.

In addition, the Funds periodically disclose their portfolio information on a confidential basis to various service providers that require such information in order to assist the Funds with their day-to-day business affairs. In addition to CMA and its affiliates, these service providers include the Funds’ sub-advisers, the Funds’ independent registered public accounting firm, legal counsel, financial printers, the Funds’ proxy solicitor, the Funds’ proxy voting service provider, and rating agencies that maintain ratings on certain Columbia Funds. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Funds. The Funds may also disclose portfolio holdings information to broker/dealers and certain other entities in connection with potential transactions and management of the Funds, provided that reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information.

The Funds currently have ongoing arrangements with certain approved recipients to disclose portfolio holdings information prior to such information being made public. Portfolio holdings information disclosed to such recipients is current as of the time of its disclosure and is disclosed to each recipient solely for purposes consistent with the services described below and has been authorized by the Funds’ chief executive officer. These special arrangements are the following:

IDENTITY OF RECIPIENT	COMPENSATION/ CONSIDERATION RECEIVED	CONDITIONS/ RESTRICTIONS ON USE OF INFORMATION	FREQUENCY OF DISCLOSURE
Electra Information Systems	None	Use of holdings information for trade reconciliation purposes.	Daily

Standard & Poor’s	None	Vendor uses to maintain ratings for certain money market funds.	Weekly

InvestorTools, Inc.	None	Access to holdings granted solely for the purpose of testing back office conversion of trading systems.	Real time

ING Insurance Company	None	Access to holdings granted for specific Funds for ING’s creation of client/shareholder materials. ING may not distribute materials until the holdings information is made public.	Quarterly

Glass-Lewis	None	Glass-Lewis receives holdings information in connection with testing the firm’s proxy services.	Daily

CMS Bondedge	None	CMS Bondedge is the vendor for an application used by CMA’s Fixed Income Portfolio Management team as an analytical and trading tool. CMS Bondedge may receive holdings information to assist in resolving technical difficulties with the application.	Ad-hoc

Linedata Services, Inc.	None	Linedata is the software vendor for the LongView Trade Order Management System. Linedata may receive holdings information to assist in resolving technical difficulties with the application.	Ad-hoc

JP Morgan	None	JP Morgan provides the High Yield team with peer group analysis reports for purposes of analyzing the portfolio.	Monthly

IDENTITY OF RECIPIENT	COMPENSATION/ CONSIDERATION RECEIVED	CONDITIONS/ RESTRICTIONS ON USE OF INFORMATION	FREQUENCY OF DISCLOSURE
Malaspina Communications	None	Vendor uses to facilitate writing, publishing, and mailing Fund shareholder reports and communications including shareholder letter and management’s discussion of fund performance.	Quarterly

Data Communique	None	Vendor uses to automate marketing materials. Vendor receives top holdings information to populate data in fact sheet templates.	Quarterly

Evare LLP	None	Evare obtains account information for purposes of standardizing and reformatting data according to CMA’s specifications for use in the reconciliation process.	Daily

Factset Data Systems, Inc.	None	FactSet provides quantitative analytics, charting and fundamental data to CMA. FactSet requires holdings information to provide the analytics.	Daily

RRDonnelley/WE Andrews	None	Printers for the Funds’ prospectuses, supplements, SAIs, fact sheets, brochures.	Monthly

Merrill and Bowne	None	Printers for the Funds’ prospectuses, supplements, and SAIs.	Monthly

Merrill Corporation	None	Provides fulfillment of the Funds’ prospectuses, supplements, SAIs, and sales materials.	Monthly

Citigroup	None	Citigroup is the software vendor for Yield Book, an analytic software program. CMA uses Yield Book to perform ongoing risk analysis and management of certain fixed income funds and fixed income separately managed accounts.	Daily

Mellon Analytical Solutions	None	Provides portfolio characteristics to assist in performance reviews and reporting.	Monthly

Cogent Consulting	None	Facilitates the evaluation of commission rates and provides flexible commission reporting.	Daily

Moody’s Investors Services	None	Vendor uses to maintain ratings for certain money market funds.	Monthly

COLUMBIA STRATEGIC INVESTOR FUND

(The “Fund”)

SUPPLEMENT TO THE

STATEMENT OF ADDITIONAL INFORMATION

DATED JANUARY 1, 2007

1.	The following language as applies to Columbia Strategic Investor Fund replaces the chart following the heading “Compensation” in the section MANAGEMENT:

Portfolio Manager	Performance Benchmarks	Peer Group
Emil A. Gjester	Russell 3000 Value TR S&P 500	Lipper Multi-Cap Core Funds

Jonas Patrikson	Russell 3000 Value TR S&P 500	Lipper Multi-Cap Core Funds

Michael T. Welter	Russell 3000 Value TR S&P 500	Lipper Multi-Cap Core Funds

Dara White	Russell 3000 Value TR S&P 500	Lipper Multi-Cap Core Funds

COLUMBIA MID CAP GROWTH FUND

COLUMBIA SMALL CAP GROWTH FUND I

COLUMBIA REAL ESTATE EQUITY FUND

COLUMBIA TECHNOLOGY FUND

COLUMBIA STRATEGIC INVESTOR FUND

COLUMBIA BALANCED FUND

COLUMBIA OREGON INTERMEDIATE MUNICIPAL BOND FUND

COLUMBIA CONSERVATIVE HIGH YIELD FUND

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information contains information relating to 8 mutual funds: Columbia Mid Cap Growth Fund (the “Mid Cap Growth Fund” or “CMCG”), Columbia Small Cap Growth Fund I (the “Small Cap Growth Fund” or “CSCG”), Columbia Real Estate Equity Fund (the “Real Estate Fund” or “CREF”), Columbia Technology Fund (the “Technology Fund” or “CTF”), Columbia Strategic Investor Fund (the “Strategic Investor Fund” or “CSIF”), Columbia Balanced Fund (the “Balanced Fund” or “CBF”), Columbia Oregon Intermediate Municipal Bond Fund (the “Oregon Intermediate Municipal Bond Fund” or “CMBF”) and Columbia Conservative High Yield Fund (the “Conservative High Yield Fund” or “CHYF”). Each Fund is a series of Columbia Funds Series Trust I (the “Trust”).

Each Fund offers its shares through one or more prospectuses (each a “Prospectus”). This Statement of Additional Information contains information which may be useful to investors but which is not included in the applicable Prospectus. This Statement of Additional Information is not a Prospectus and should be read in conjunction with the applicable Prospectus. Copies of the Prospectus are available without charge upon request by calling 1-800-426-3750.

The Funds’ most recent Annual Report to shareholders is a separate document supplied with this Statement of Additional Information. The financial statements, accompanying notes and report of independent registered public accounting firm appearing in the Annual Reports, and the financial statements and accompanying notes appearing in the Semi-Annual Report, are incorporated by reference into this Statement of Additional Information.

January 1, 2007

DESCRIPTION OF THE FUNDS

The Trust is a Massachusetts business trust organized in 1987. Each Fund was originally organized as an Oregon corporation prior to its reorganization as a series of the Trust on March 27, 2006. The Trust is an open-end, management investment company. Each Fund, other than the Oregon Intermediate Municipal Bond Fund and the Technology Fund, is diversified, which means that, with respect to 75 percent of its total assets, the Fund will not invest more than 5 percent of its assets in the securities of any single issuer and will not invest more than 10% of the outstanding voting securities of any such issuer. The investment advisor for each of the Funds is Columbia Management Advisors, LLC (the “Advisor”). See the section entitled “INVESTMENT ADVISORY AND OTHER SERVICES PROVIDED BY AFFILIATES” for further information about the Advisor.

Effective October 13, 2003, the Trust changed its name from “Liberty-Stein Roe Funds Municipal Trust” to “Columbia Funds Trust IX.” Effective September 19, 2005, the name of the Trust was changed from “Columbia Funds Trust IX” to “Columbia Funds Series Trust I.”

INVESTMENTS HELD AND INVESTMENT PRACTICES USED BY THE FUNDS

The Prospectus describes the investment objective(s) and the principal investment strategies applicable to each Fund. The investment objective of each Fund, other than the Mid Cap Growth Fund, may not be changed without shareholder approval. The Mid Cap Growth Fund’s Board of Trustees may change its investment objective, without shareholder approval, upon 30 days written notice to all shareholders. What follows is additional information regarding securities in which a Fund may invest and investment practices in which it may engage. To determine whether a Fund purchases such securities or engages in such practices, see the chart on pages 16 and 17 of this Statement of Additional Information.

Securities Rating Agencies

Rating agencies are private services that provide ratings of the credit quality of fixed income securities. The following is a description of the fixed income securities ratings used by Moody’s Investor Services, Inc. (“Moody’s”) and Standard & Poor’s, a division of the McGraw-Hill Companies (“S&P”). Subsequent to its purchase by a Fund, a security may cease to be rated, or its rating may be reduced below the criteria set forth for the Fund. Neither event would require the elimination of the security from the Fund’s portfolio, but the Advisor will consider that event in its determination of whether the Fund should continue to hold such security in its portfolio. Ratings assigned by a particular rating agency are not absolute standards of credit quality and do not evaluate market risk. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates.

BOND RATINGS. MOODY’S — The following is a description of Moody’s bond ratings:

Aaa — Best quality; smallest degree of investment risk.

Aa — High quality by all standards. Aa and Aaa are known as high-grade bonds.

A — Many favorable investment attributes; considered upper medium-grade obligations.

Baa — Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

Ba — Speculative elements; future cannot be considered well assured. Protection of interest and principal payments may be very moderate and not well safeguarded during both good and bad times over the future.

B — Generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa — Poor standing, may be in default; elements of danger with respect to principal or interest.

S&P — The following is a description of S&P’s bond ratings:

AAA — Highest rating; extremely strong capacity to pay principal and interest.

AA — Also high-quality with a very strong capacity to pay principal and interest; differ from AAA issues only by a small degree.

A — Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB — Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest than for higher-rated bonds.

Bonds rated AAA, AA, A, and BBB are considered investment grade bonds.

BB — Less near-term vulnerability to default than other speculative grade debt; face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments.

B — Greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments; adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

CCC — Current identifiable vulnerability to default and dependent upon favorable business, financial, and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

Bonds rated BB, B, and CCC are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and CCC a higher degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

A Fund may purchase unrated securities (which are not rated by a rating agency) if the Advisor determines that a security is of comparable quality to a rated security that the Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the Advisor may not accurately evaluate the security’s comparative credit rating. Analysis of the creditworthiness of issuers of lower rated securities may be more complex than for issuers of higher-quality fixed income securities. To the extent that a Fund invests in unrated securities, the Fund’s success in achieving its investment objective is determined more heavily by the Advisor’s creditworthiness analysis than if the Fund invested exclusively in rated securities.

Non-Investment Grade Securities (“Junk Bonds”)

Investments in securities rated below investment grade (i.e., rated Ba or lower by Moody’s or BB or lower by S&P), which are eligible for purchase by certain of the Funds and, in particular, by the Conservative High Yield Fund, are described as “speculative” by both Moody’s and S&P. Investments in lower rated corporate debt securities (“high yield securities” or “junk bonds”) generally provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk. These high yield securities are regarded as predominately speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities.

High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of high yield securities have been found to be less sensitive to interest-rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of debt securities defaults, in addition to risking payment of all or a portion of interest and principal, the Funds investing in such securities may incur additional expenses to seek recovery.

The secondary market on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a high yield security, and could adversely affect the daily net asset value of the Fund’s shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly-traded market. Since secondary markets for high yield securities are generally less liquid than the market for higher grade securities, it may be more difficult to value these securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

The use of credit ratings as the sole method of evaluating high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. The Advisor does not rely solely on credit ratings when selecting securities for the Funds, and develops its own independent analysis of issuer credit quality.

Bank Obligations

Bank obligations in which the Funds may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties, which vary depending upon market conditions and on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits.

Bank obligations include foreign bank obligations including Eurodollar and Yankee obligations. Eurodollar bank obligations are dollar certificates of deposits and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks. Foreign bank obligations are subject to the same risks that pertain to domestic issues, notably credit risk and interest rate risk. Additionally, foreign bank obligations are subject to many of the same risks as investments in foreign securities (see “Foreign Equity Securities” below). Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibilities that their liquidity could be impaired because of future political and economic developments of the foreign bank’s country, that their obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted, which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.

Commercial Paper

Al and Prime 1 are the highest commercial paper ratings issued by S&P and Moody’s, respectively.

Commercial paper rated Al by S&P has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated A or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with an allowance made for unusual circumstances; (5) typically, the issuer’s industry is well established and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned.

Among the factors considered by Moody’s in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer’s products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of 10 years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations that may be present or may arise as a result of public interest questions and preparation to meet such obligations.

Government Securities

Government securities may be either direct obligations of the U.S. Treasury or may be the obligations of an agency or instrumentality of the United States.

Treasury Obligations. The U.S. Treasury issues a variety of marketable securities that are direct obligations of the U.S. Government. These securities fall into three categories—bills, notes, and bonds—distinguished primarily by their maturity at time of issuance. Treasury bills have maturities of one year or less at the time of issuance, while Treasury notes currently have maturities of 1 to 10 years. Treasury bonds can be issued with any maturity of more than 10 years.

Obligations of Agencies and Instrumentalities. Agencies and instrumentalities of the U.S. Government are created to fill specific governmental roles. Their activities are primarily financed through securities whose issuance has been authorized by Congress. Agencies and instrumentalities include the Export Import Bank, Federal Housing Administration, Government National Mortgage Association, Tennessee Valley Authority, Banks for Cooperatives, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association, Federal Home Loan Mortgage Corp., U.S. Postal System, and Federal Finance Bank. Although obligations of “agencies” and “instrumentalities” are not direct obligations of the U.S. Treasury, payment of the interest or principal on these obligations is generally backed directly or indirectly by the U.S. Government. This support can range from backing by the full faith and credit of the United States or U.S. Treasury guarantees to the backing solely of the issuing instrumentality itself.

Mortgage-Backed Securities and Mortgage Pass-Through Securities

Mortgage-backed securities are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Mortgage-backed securities are sold to investors by various governmental, government-related and private organizations as further described below. A Fund may also invest in debt securities that are secured with collateral consisting of mortgage-backed securities (see “Collateralized Mortgage Obligations”) and in other types of mortgage-related securities.

Because principal may be prepaid at any time, mortgage-backed securities involve significantly greater price and yield volatility than traditional debt securities. A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages and expose the Fund to a lower rate of return upon reinvestment. To the extent that mortgage-backed securities are held by a Fund, the prepayment right will tend to limit to some degree the increase in net asset value of the Fund because the value of the mortgage-backed securities held by the Fund may not appreciate as rapidly as the price of non-callable debt securities. When interest rates rise, mortgage prepayment rates tend to decline, thus lengthening the duration of mortgage-related securities and increasing their price volatility, affecting the price volatility of a Fund’s shares.

Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage-related securities is the Government National Mortgage Association (“GNMA”). GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks, and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or to the value of a Fund’s shares. Also, GNMA securities often are purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) mortgages from a list of approved seller/servicers, which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government.

FHLMC is a corporate instrumentality of the U.S. Government and was created in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is publicly owned. FHLMC issues Participation Certificates (“PCs”), which represent interests in conventional mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers also create pass-through pools of conventional mortgage loans. These issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payment. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers, and the mortgage poolers. Such insurance and guarantees and the creditworthiness of its issuers will be considered in determining whether a mortgage-related security meets a Fund’s investment quality standards. There is no assurance that the private insurers or guarantors will meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originators/servicers and poolers, the Advisor determines that the securities meet the Fund’s quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Collateralized Mortgage Obligations (“CMOs”)

CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and prepaid principal are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities, guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially protected against a sooner than desired return of principal by the sequential payments. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

In a typical CMO transaction, a corporation issues multiple series, (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all pay interest currently. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

A Fund will invest only in those CMOs whose characteristics and terms are consistent with the average maturity and market risk profile of the other fixed income securities held by the Fund.

Other Mortgage-Backed Securities

The Advisor expects that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investment in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments; that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the Advisor will, consistent with a Fund’s investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.

Other Asset-Backed Securities

The securitization techniques used to develop mortgage-backed securities are being applied to a broad range of assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans, computer leases and credit card and other types of receivables, are being securitized in pass-through structures similar to mortgage pass-through structures described above or in a structure similar to the CMO structure. Consistent with a Fund’s investment objectives and policies, the Fund may invest in these and other types of asset-backed securities that may be developed in the future. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

These other asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of state and federal consumer credit laws, many of which give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

Asset-backed securities are often backed by a pool of assets representing the obligations of a number of direct parties. To reduce the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor or the underlying assets. Liquidity protection refers to the making of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantee policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated, or failure of the credit support could adversely affect the return on an investment in such a security.

Floating or Variable Rate Securities

Floating or variable rate securities have interest rates that periodically change according to the rise and fall of a specified interest rate index or a specific fixed-income security that is used as a benchmark. The interest rate typically changes every six months, but for some securities the rate may fluctuate weekly, monthly, or quarterly. The index used is often the rate for 90- or 180-day Treasury Bills. Variable-rate and floating-rate securities may have interest rate ceilings or caps that fix the interest rate on such a security if, for example, a specified index exceeds a predetermined interest rate. If an interest rate on a security held by the Fund becomes fixed as a result of a ceiling or cap provision, the interest income received by the Fund will be limited by the rate of the ceiling or cap. In addition, the principal values of these types of securities will be adversely affected if market interest rates continue to exceed the ceiling or cap rate.

Loan Transactions

Loan transactions involve the lending of securities to a broker-dealer or institutional investor for its use in connection with short sales, arbitrage, or other securities transactions. If made, loans of portfolio securities by a Fund will be in conformity with applicable federal and state rules and regulations. The purpose of a qualified loan transaction is to afford a Fund the opportunity to continue to earn income on the securities loaned and at the same time to earn income on the collateral held by it.

It is the view of the Staff of the Securities and Exchange Commission (“SEC”) that a Fund is permitted to engage in loan transactions only if the following conditions are met: (1) the Fund must receive at least 100 percent collateral in the form of cash or cash equivalents, e.g., U.S. Treasury bills or notes, or an irrevocable letter of credit; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the level of the collateral; (3) the Fund must be able to terminate the loan, after notice, at any time; (4) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; (6) voting rights on the securities loaned may pass to the borrower; however, if a material event affecting the investment occurs, the Board of Trustees must be able to terminate the loan and vote proxies or enter into an alternative arrangement with the borrower to enable the Board to vote proxies. Excluding items (1) and (2), these practices may be amended from time to time as regulatory provisions permit.

While there may be delays in recovery of loaned securities or even a loss of rights in collateral supplied if the borrower fails financially, loans will be made only to firms deemed by the Advisor to be of good standing and will not be made unless, in the judgment of the Advisor, the consideration to be earned from such loans would justify the risk.

Options and Financial Futures Transactions

Certain Funds may invest up to 5 percent of their net assets in premiums on put and call exchange-traded options. A call option gives the holder (buyer) the right to purchase a security at a specified price (the exercise price) at any time until a certain date (the expiration date). A put option gives the buyer the right to sell a security at the exercise price at any time until the expiration date. The Fund may also purchase options on securities indices. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, on exercise of the option, an amount of cash if the closing level of the securities index on which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. A Fund may enter into closing transactions, exercise its options, or permit the options to expire.

A Fund may also write call options, but only if such options are covered. A call option is covered if written on a security a Fund owns or if the Fund has an absolute and immediate right to acquire that security without additional cash consideration upon conversion or exchange of other securities held by the Fund. If additional cash consideration is required, that amount must be held in a segregated account by the Fund’s custodian bank. A call option on a securities index is covered if the Fund owns securities whose price changes, in the opinion of the Advisor, are expected to be substantially similar to those of the index. A call option may also be covered in any other manner in accordance with the rules of the exchange upon which the option is traded and applicable laws and regulations. Each Fund that is permitted to engage in option transactions may write such options on up to 25 percent of its net assets.

Financial futures contracts, including interest rate futures transactions, are commodity contracts that obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a security or the cash value of a securities index, during a specified future period at a specified price. The investment restrictions regarding financial futures transactions do not limit the percentage of the Fund’s assets that may be invested in financial futures transactions. None of the Funds, however, intend to enter into financial futures transactions for which the aggregate initial margin exceeds 5 percent of the net assets of the Fund after taking into account unrealized profits and unrealized losses on any such transactions it has entered into. A Fund may engage in futures transactions only on commodities exchanges or boards of trade.

A Fund will not engage in transactions in index options, financial futures contracts, or related options for speculation. A Fund may engage in these transactions only as an attempt to hedge against market conditions affecting the values of securities that the Fund owns or intends to purchase. When a Fund purchases a put on a stock index or on a stock index future not held by the Fund, the put protects the Fund against a decline in the value of all securities held by it to the extent that the stock index moves in a similar pattern to the prices of the securities held. The correlation, however, between indices and price movements of the securities in which a Fund will generally invest may be imperfect. It is expected, nonetheless, that the use of put options that relate to such indices will, in certain circumstances, protect against declines in values of specific portfolio securities or the Fund’s portfolio generally. Although the purchase of a put option may partially protect a Fund from a decline in the value of a particular security or its portfolio generally, the cost of a put will reduce the potential return on the security or the portfolio if either increases in value.

Upon entering into a futures contract, a Fund will be required to deposit with its custodian in a segregated account cash, certain U.S. Government securities, or any other portfolio assets as permitted by the SEC’s rules and regulations in an amount known as the “initial margin.” This amount, which is subject to change, is in the nature of a performance bond or a good faith deposit on the contract and would be returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.

The principal risks of options and futures transactions are: (a) possible imperfect correlation between movements in the prices of options, currencies, or futures contracts and movements in the prices of the securities or currencies hedged or used for cover; (b) lack of assurance that a liquid secondary market will exist for any particular options or futures contract when needed; (c) the need for additional skills and techniques beyond those required for normal portfolio management; (d) losses on futures contracts resulting from market movements not anticipated by the Advisor; and (e) possible need to defer closing out certain options or futures contracts to continue to qualify for beneficial tax treatment afforded “regulated investment companies” under the Internal Revenue Code of 1986, as amended (the “Code”).

Swap Agreements (“Swaps,” “Caps,” “Collars” and “Floors”)

The Funds may enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars, and floors. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a “notional principal amount,” in return for payments equal to a fixed rate times the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed upon level. An interest rate collar combines elements of buying a cap and selling a floor. In a total return swap agreement, the non-floating rate side of the swap is based on the total return of an individual security, a basket of securities or an index.

The Funds may also enter into credit default swap agreements. The credit default swap agreement may have as reference obligations one or more securities or a basket of securities that are or are not currently held by a Fund. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements may involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. The Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Fund). In connection with credit default swaps in which a Fund is the buyer, the Fund will segregate or “earmark” cash or assets determined to be liquid by the Advisor in accordance with procedures established by the Board of Trustees, or enter into certain offsetting positions, with a value at least equal to the Fund’s exposure (any accrued but unpaid net amounts owed by the Fund to any counterparty), on a marked-to-market basis. In connection with credit default swaps in which a Fund is the seller, the Fund will segregate or “earmark” cash or assets determined to be liquid by the Advisor in accordance with procedures established by the Board of Trustees, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Fund). Such segregation or “earmarking” will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the Fund’s portfolio. Such segregation or “earmarking” will not limit the Fund’s exposure to loss.

Swap agreements will tend to shift a Fund’s investment exposure from one type of investment to another. For example, if a Fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund’s investments and its share price and yield.

Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on the Funds’ performance. Swap agreements are subject to risks related to the counterparty’s ability to perform, and may decline in value if the counterparty’s creditworthiness deteriorates. The Funds may also suffer losses if they are unable to terminate outstanding swap agreements or reduce their exposure through offsetting transactions.

Foreign Equity Securities

Foreign equity securities include common stock and preferred stock, including securities convertible into equity securities, issued by foreign companies, American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). In determining whether a company is foreign, the Advisor will consider various factors including where the company is headquartered, where the company’s principal operations are located, where the company’s revenues are derived, where the principal trading market is located and the country in which the company was legally organized. The weight given to each of these factors will vary depending upon the circumstances.

Foreign equity securities, which are generally denominated in foreign currencies, involve risks not typically associated with investing in domestic securities. Foreign securities may be subject to foreign taxes that would reduce their effective yield. Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the unrecovered portion of any foreign withholding taxes would reduce the income a Fund receives from its foreign investments.

Foreign investments involve other risks, including possible political or economic instability of the country of the issuer, the difficulty of predicting international trade patterns, and the possibility of currency exchange controls. Foreign securities may also be subject to greater fluctuations in price than domestic securities. There may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those of domestic companies.

There is generally less government regulation of stock exchanges, brokers, and listed companies abroad than in the United States. In addition, with respect to certain foreign countries, there is a possibility of the adoption of a policy to withhold dividends at the source, or of expropriation, nationalization, confiscatory taxation, or diplomatic developments that could affect investments in those countries. Finally, in the event of default on a foreign debt obligation, it may be more difficult for a Fund to obtain or enforce a judgement against the issuers of the obligation. The Funds will normally execute their portfolio securities transactions on the principal stock exchange on which the security is traded.

The considerations noted above regarding the risk of investing in foreign securities are generally more significant for investments in emerging or developing countries, such as countries in Eastern Europe, Latin America, South America or Southeast Asia. These countries may have relatively unstable governments and securities markets in which only a small number of securities trade. Markets of developing or emerging countries may generally be more volatile than markets of developed countries. Investment in these markets may involve significantly greater risks, as well as the potential for greater gains.

ADRs in registered form are dollar-denominated securities designed for use in the U.S. securities markets. ADRs are sponsored and issued by domestic banks and represent and may be converted into underlying foreign securities deposited with the domestic bank or a correspondent bank. ADRs do not eliminate the risks inherent in investing in the securities of foreign issuers. By investing in ADRs rather than directly in the foreign security, however, a Fund may avoid currency risks during the settlement period for either purchases or sales. There is a large, liquid market in the United States for most ADRs. GDRs are receipts representing an arrangement with a major foreign bank similar to that for ADRs. GDRs are not necessarily denominated in the currency of the underlying security. While ADRs and GDRs will generally be considered foreign securities for purposes of calculation of any investment limitation placed on a Fund’s exposure to foreign securities, these securities, along with the securities of foreign companies traded on NASDAQ will not be subject to any of the restrictions placed on the Funds’ ability to invest in emerging market securities.

Additional costs may be incurred in connection with a Fund’s foreign investments. Foreign brokerage commissions are generally higher than those in the United States. Expenses may also be incurred on currency conversions when a Fund moves investments from one country to another. Increased custodian costs as well as administrative difficulties may be experienced in connection with maintaining assets in foreign jurisdictions.

Foreign Fixed Income Securities

Foreign fixed income securities include debt securities of foreign corporate issuers, certain foreign bank obligations (see “Bank Obligations”), obligations of foreign governments or their subdivisions, agencies and instrumentalities, and obligations of supranational entities such as the World Bank, the European Investment Bank, and the Asian Development Bank. Any of these securities may be denominated in foreign currency or U.S. dollars, or may be traded in U.S. dollars in the United States although the underlying security is usually denominated in a foreign currency.

The risks of investing in foreign fixed income securities are the same as the risks of investing in foreign equity securities. Additionally, investment in sovereign debt (debt issued by governments and their agencies and instrumentalities) can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be available or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Funds) may be requested to participate in the rescheduling of such debt and to the extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Currency Contracts

The value of a Fund invested in foreign securities will fluctuate as a result of changes in the exchange rates between the U.S. dollar and the currencies in which the foreign securities or bank deposits held by the Fund are denominated. To reduce or limit exposure to changes in currency exchange rates (referred to as “hedging”), a Fund may enter into forward currency exchange contracts that, in effect, lock in a rate of exchange during the period of the forward contracts. Forward contracts are usually entered into with currency traders, are not traded on securities exchanges, and usually have a term of less than one year, but can be renewed. A default on a contract would deprive a Fund of unrealized profits or force a Fund to cover its commitments for purchase or sale of currency, if any, at the market price. A Fund will enter into forward contracts only for hedging purposes and not for speculation. If required by the Investment Company Act of 1940, as amended (the “1940 Act”) or the SEC, a Fund may “cover” its commitment under forward contracts by segregating cash or liquid securities with a Fund’s custodian in an amount not less than the current value of the Fund’s total assets committed to the consummation of the contracts. A Fund may also purchase or sell foreign currencies on a “spot” (cash) basis or on a forward basis to lock in the U.S. dollar value of a transaction at the exchange rate or rates then prevailing. A Fund will use this hedging technique in an attempt to insulate itself against possible losses resulting from a change in the relationship between the U.S. dollar and the relevant foreign currency during the period between the date a security is purchased or sold and the date on which payment is made or received.

Hedging against adverse changes in exchange rates will not eliminate fluctuation in the prices of a Fund’s portfolio securities or prevent loss if the prices of those securities decline. In addition, the use of forward contracts may limit potential gains from an appreciation in the U.S. dollar value of a foreign currency. Forecasting short-term currency market movements is very difficult, and there is no assurance that short-term hedging strategies used by a Fund will be successful.

Real Estate Investment Trusts (“REITs”)

REITs are pooled investment vehicles that invest primarily in real estate — such as shopping centers, malls, multi-family housing, or commercial property, or real-estate related loans such as mortgages. Investing in REITs involves unique risks and may be affected by changes in the value of the underlying property owned by the REIT or affected by the quality of the credit extended. REITs are significantly affected by the market for real estate and are subject to many of the same risks associated with direct ownership in real estate. Furthermore, REITs are dependent upon management skills and subject to heavy cash flow dependency.

Repurchase Agreements

A Fund may invest in repurchase agreements, which are agreements by which the Fund purchases a security and simultaneously commits to resell that security to the seller (a commercial bank or securities dealer) at a stated price within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus a rate of interest that is unrelated to the coupon rate or maturity of the purchased security. Repurchase agreements may be considered loans by the Fund collateralized by the underlying security. The obligation of the seller to pay the stated price is in effect secured by the underlying security. The seller will be required to maintain the value of the collateral underlying any repurchase agreement at a level at least equal to the price of the repurchase agreement. In the case of default by the seller, the Fund could incur a loss. In the event of a bankruptcy proceeding commenced against the seller, the Fund may incur costs and delays in realizing upon the collateral. A Fund will enter into repurchase agreements only with those banks or securities dealers who are deemed creditworthy pursuant to criteria adopted by the Advisor. There is no limit on the portion of a Fund’s assets that may be invested in repurchase agreements with maturities of seven days or less.

Borrowing

A Fund may borrow from a bank for temporary administrative purposes. This borrowing may be unsecured. Provisions of the 1940 Act require a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300 percent of the amount borrowed, with an exception for borrowings not in excess of 5 percent of the Fund’s total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5 percent of a Fund’s total assets are subject to continuous asset coverage. If the 300 percent asset coverage declines as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300 percent asset coverage. Notwithstanding the above, certain of the Funds may not borrow in excess of 5 percent of their assets at any time. A Fund also may enter into certain transactions, including reverse repurchase agreements, mortgage dollar rolls, and sale-buybacks, that can be viewed as constituting a form of borrowing or financing transaction by the Fund. To the extent a Fund covers its commitment under such transactions (or economically similar transaction) by the segregation of assets determined in accordance with procedures adopted by the Board of Trustees, equal in value to the amount of the Fund’s commitment to repurchase, such an agreement will not be considered a “senior security” by the Fund and therefore will not be subject to the 300 percent asset coverage requirement otherwise applicable to borrowings by the Fund. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund’s portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Illiquid Securities

Illiquid securities are securities that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine the Fund’s net asset value. Under current interpretations of the Staff of the SEC, the following instruments in which a Fund may invest will be considered illiquid: (1) repurchase agreements maturing in more than seven days; (2) restricted securities (securities whose public resale is subject to legal restrictions, except as described in the following paragraph); (3) options, with respect to specific securities, not traded on a national securities exchange that are not readily marketable; and (4) any other securities in which a Fund may invest that are not readily marketable.

Notwithstanding the restrictions applicable to investments in illiquid securities described in the relevant chart below, the Funds may purchase without limit certain restricted securities that can be resold to qualifying institutions pursuant to a regulatory exemption under Rule 144A (“Rule 144A securities”). If a dealer or institutional trading market exists for Rule 144A securities, such securities are deemed to be liquid and thus exempt from that Fund’s liquidity restrictions.

Under the supervision of the Board of Trustees of the Funds, the Advisor determines the liquidity of the Funds’ portfolio securities, including Rule 144A securities, and, through reports from the Advisor, the Board of Trustees monitors trading activity in these securities. In reaching liquidity decisions, the Advisor will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the procedures for the transfer). If institutional trading in Rule 144A securities declines, a Fund’s liquidity could be adversely affected to the extent it is invested in such securities.

Convertible Securities and Warrants

Convertible debentures are interest-bearing debt securities, typically unsecured, that represent an obligation of the corporation providing the owner with claims to the corporation’s earnings and assets before common and preferred stock owners, generally on par with unsecured creditors. If unsecured, claims of convertible debenture owners would be inferior to claims of secured debt holders. Convertible preferred stocks are securities that represent an ownership interest in a corporation providing the owner with claims to the corporation’s earnings and assets before common stock owners, but after bond owners. Investments by a Fund in convertible debentures or convertible preferred stock would be a substitute for an investment in the convertible security if available in quantities necessary to satisfy the Fund’s investment needs (for example, in the case of a new issuance of convertible securities) or where, because of financial market conditions, the conversion price of the convertible security is comparable to the price of the underlying common stock, in which case a preferred position with respect to the corporation’s earnings and assets may be preferable to holding common stock.

Warrants are options to buy a stated number of underlying securities at a specified price any time during the life of the warrants. The securities underlying these warrants will be the same types of securities that a Fund will invest in to achieve its investment objective of capital appreciation. The purchaser of a warrant expects the market price of the underlying security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus resulting in a profit. If the market price never exceeds the purchase price plus the exercise price of the warrant before the expiration date of the warrant, the purchaser will suffer a loss equal to the purchase price of the warrant.

To the extent the Conservative High Yield Fund acquires common stock through exercise of conversion rights or warrants or acceptance of exchange or similar offers, the common stock will not be retained in the portfolio. Orderly disposition of these equity securities will be made consistent with management’s judgment as to the best obtainable price.

Dollar Roll Transactions

“Dollar roll” transactions consist of the sale by a Fund to a bank or broker-dealer (the “counterparty”) of GNMA certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date and at agreed price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The Fund receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a new purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which the Fund agrees to buy a security on a future date.

A Fund will not use such transactions for leveraging purposes and, accordingly, will segregate liquid assets in an amount sufficient to meet their purchase obligations under the transactions. The Funds will also maintain asset coverage of at least 300 percent for all outstanding firm commitments, dollar rolls and other borrowings.

Dollar rolls may be treated for purposes of the 1940 Act as borrowings of the Fund because they involve the sale of a security coupled with an agreement to repurchase. Like all borrowings, a dollar roll involves costs to the Fund. For example, while a Fund receives a fee as consideration for agreeing to repurchase the security, the Fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments received by the counterparty may exceed the fee received by the Fund, thereby effectively charging the Fund interest on its borrowing. Further, although the Fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decease the cost of the Fund’s borrowing.

When-Issued Securities

When-issued, delayed-delivery and forward transactions generally involve the purchase of a security with payment and delivery in the future (i.e., beyond normal settlement). A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. Government securities may be sold in this manner. To the extent a Fund engages in when-issued and delayed-delivery transactions, it will do so to acquire portfolio securities consistent with its investment objectives and policies and not for investment leverage. A Fund may use spot and forward currency exchange transactions to reduce the risk associated with fluctuations in exchange rates when securities are purchased or sold on a when-issued or delayed delivery basis.

Zero-Coupon and Pay-in-Kind Securities

A zero-coupon security has no cash coupon payments. Instead, the issuer sells the security at a substantial discount from its maturity value. The interest equivalent received by the investor from holding this security to maturity is the difference between the maturity value and the purchase price. Pay-in-kind securities are securities that pay interest in either cash or additional securities, at the issuer’s option, for a specified period. The price of pay-in-kind securities is expected to reflect the market value of the underlying accrued interest, since the last payment. Zero-coupon and pay-in-kind securities are more volatile than cash pay securities. The Fund accrues income on these securities prior to the receipt of cash payments. The Fund intends to distribute substantially all of its income to its shareholders to qualify for pass-through treatment under the tax laws and may, therefore, need to use its cash reserves to satisfy distribution requirements.

Temporary Investments

When, as a result of market conditions, the Advisor determines a temporary defensive position is warranted to help preserve capital, a Fund may without limit temporarily retain cash, or invest in prime commercial paper, high-grade debt securities, securities of the U.S. Government and its agencies and instrumentalities, and high-quality money market instruments, including repurchase agreements. When a Fund assumes a temporary defensive position, it is not invested in securities designed to achieve its investment objective.

Non-Diversified

The Oregon Intermediate Municipal Bond Fund and the Technology Fund are “non-diversified,” which means that they may invest a greater percentage of their assets in the securities of a single issuer than the other Funds. Non-diversified funds are more susceptible to risks associated with a single economic, political, or regulatory occurrence than a more diversified portfolio might be. Some of those issuers also may present substantial credit or other risks. Similarly, the Oregon Intermediate Municipal Bond Fund may be more sensitive to adverse economic, business or political developments in the State of Oregon and also if it invests a substantial portion of its assets in the bonds of similar projects.

Chart of Securities and Investment Practices

	CMCG	CSCG	CREF	CTF	CSIF
Investment Grade Securities (Baa or higher by Moody’s, BBB or higher by S&P or believed by the Advisor to be equivalent), other than U.S. Government obligations and municipal securities	*	*	*	*	*
Non-Investment Grade Securities	NA	NA	NA	NA	NA
Domestic Bank Obligations	*	*	*	*	*
U.S. Government Securities	*	*	*	*	*
Mortgage-Backed Securities	NA	NA	NA	NA	NA
CMOs	NA	NA	NA	NA	NA
Asset-Backed Securities	NA	NA	NA	NA	NA
Floating or Variable Rate	NA	NA	NA	NA	NA
Loan Transactions	X	O	O	O	O
Options & Financial Futures	O	O	O	O	O
Foreign Equities(1)
Developed Markets	20%, O	20%, +	20%, O	33%, O	33%, +
Emerging Markets(2)	X	X	X	X	+
ADRs, GDRs and NASDAQ-listed foreign securities(1)	20%, O	20%, X	O	33%, O	33%, +
Currency Contracts
Hedging	O	O	O	O	O
Speculation	X	X	X	X	X
Spot Basis	O	O	O	O	O
Repurchase Agreements	*	*	*	*	*
Illiquid (exclude 144A securities from definition of illiquid with board supervision)	15%, O	15%, O	15%, O	15%, O	15%, O
Convertible Securities/Warrants	+	+	+	+	+
Small Companies	+	+	+	+	+
Dollar Roll Transactions	NA	NA	NA	NA	NA
Swap Agreements	NA	NA	NA	NA	NA
When-Issued Securities	O	O	O	O	O
Foreign Fixed Income Securities (including Foreign Bank Obligations)	NA	NA	NA	NA	NA
Zero Coupon/Pay in Kind	NA	NA	NA	NA	NA
Real Estate (excluding REITs)	X	X	X	X	X
REITs	+	O	+	O	+
Borrowing	5%, *	5%, *	5%, *	33.3%, *	33.3%, *

+	Permitted — Part of principal investment strategy
X	Not permitted either as a non-fundamental or fundamental policy
O	Permitted — Not a principal investment strategy
*	Temporary Investment or cash management purposes
%	Percentage of net assets (unless “total assets” specified) that Fund may invest
NA	Not part of investment strategy
(1)	Any limitation on foreign investments includes investments in both foreign securities purchased in foreign markets and ADRs, GDRs and NASDAQ-listed foreign securities.
(2)

ADRs, GDRs and NASDAQ-listed securities are not subject to this limitation, even if the issuer is headquartered in, has its principal operations in, derives its revenues from, has its principal trading market located in or was legally organized in an emerging market country.

	CMBF	CHYF	CBF
Investment Grade Securities (Baa or higher by Moody’s, BBB or higher by S&P or believed by the Advisor to be equivalent), other than U.S. Government obligations and municipal securities	O	O	+
Non-Investment Grade Securities	NA	+	10%, O
Domestic Bank Obligations	*	*	*
Commercial Paper	*	*	*
U.S. Government Securities	*	*	+
Mortgage-Backed Securities	NA	O	+
CMOs	NA	O	+
Asset-Backed Securities	NA	O	+
Floating or Variable Rate	O	O	+
Loan Transactions	O	O	X
Options & Financial Futures	+	O	+
Foreign Equities(1)
Developed Markets	NA	NA	33.3%, O
Emerging Markets(2)	NA	NA	X
ADRs, GDRs and NASDAQ-listed foreign securities(1)	NA	NA	33.3%, O
Currency Contracts
Hedging	NA	NA	O
Speculation	NA	NA	X
Spot Basis	NA	NA	O
Repurchase Agreements	*	*	*
Illiquid (excludes 144A securities from definition of illiquid with board supervision)	15%, O	15%, O	15%, O
Convertible Securities/Warrants	NA	O	O
Small Companies	NA	+	O
Dollar Roll Transactions	NA	O	+
Swap Agreements	O	O	O
When-Issued Securities	O	O	O
Foreign Fixed Income Securities (including Foreign Bank Obligations)	NA	10%, O	20%, O
Zero Coupon/Pay in Kind	+	O	O
Real Estate (excluding REITs)	X	X	X
REITs	NA	O	O
Borrowing	33.3%, *	5%, *	5%, *
Municipal Bonds	+	NA	O

+	Permitted — Part of principal investment strategy
X	Not permitted either as a non-fundamental or fundamental policy
O	Permitted — Not a principal investment strategy
*	Temporary Investment or cash management purposes
%	Percentage of net assets (unless “total assets” specified) that Fund may invest
NA	Not part of investment strategy
(1)	Any limitation on foreign investments includes investments in both foreign securities purchased in the foreign markets, together with the purchase of ADRs, GDRs and NASDAQ-listed foreign securities.
(2)

ADRs, GDRs, and NASDAQ-listed foreign securities are not subject to this limitation, even if the issuer is headquartered in, has its principal operations in, derives its revenues from, has its principal trading market located in or was legally organized in an emerging market country.

INVESTMENT RESTRICTIONS

Each Fund’s Prospectus sets forth the investment goals and principal investment strategies applicable to such Fund. The following is a list of investment restrictions applicable to each Fund. If a percentage limitation is adhered to at the time of an investment by a Fund, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of the restriction. Except as stated otherwise below, a Fund may not change these restrictions without the approval of a majority of its shareholders, which means the vote at any meeting of shareholders of a Fund of (i) 67 percent or more of the shares present or represented by proxy at the meeting (if the holders of more than 50 percent of the outstanding shares are present or represented by proxy) or (ii) more than 50 percent of the outstanding shares, whichever is less.

Each Fund may not, as a matter of fundamental policy:

1.	Underwrite any issue of securities issued by other persons within the meaning of the Securities Act of 1933, as amended (“1933 Act”) except when it might be deemed to be an underwriter either: (a) in connection with the disposition of a portfolio security; or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Fund’s ability to invest in securities issued by other registered investment companies.

2.	Purchase or sell real estate, except a Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate and it may hold and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of securities which are secured by real estate or interests therein.

3.	Purchase or sell commodities, except that a Fund may to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts and enter into swap contracts and other financial transactions relating to commodities. This limitation does not apply to foreign currency transactions including without limitation forward currency contracts.

4.	With the exception of the Real Estate Fund, which will invest at least 65% of the value of its total assets in securities of companies principally engaged in the real estate industry, purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

5.	Make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

6.	Borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

7.	With the exception of the Oregon Intermediate Municipal Bond Fund and the Technology Fund, purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (a) up to 25% of its total assets may be invested without regard to these limitations and (b) a Fund’s assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief.

Columbia Mid Cap Growth Fund

The following is a list of non-fundamental investment restrictions applicable to the Fund. These restrictions can be changed by the Board, but the change will only be effective after notice is given (60 days notice in the case of non-fundamental restriction #2) to shareholders of the Fund.

The Fund may not:

1. Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

2. Invest less than 80% of its assets in the stocks of mid-cap companies (those stocks with a market capitalization, at the time of initial purchase, equal to or less than the largest stock in the Russell Mid Cap Index), except when the Fund is taking a temporary defensive position due to a determination by the Fund’s Advisor that adverse market conditions make it desirable to suspend temporarily the Fund’s normal investment activities.

3. Invest more than 20% of its total assets in foreign securities.

4. Acquire securities of other registered open-end investment companies in reliance on Section 12(d)(l)(F) or (G) of the Investment Company Act of 1940.

Columbia Small Cap Growth Fund I

The following is a list of non-fundamental investment restrictions applicable to the Fund. These restrictions can be changed by the Board, but the change will only be effective after notice is given (60 days notice in the case of non-fundamental restriction #2) to shareholders of the Fund.

The Fund may not:

1. Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

2. Invest less than 80% of its assets in the stocks of small-cap companies (those stocks with a market capitalization, at the time of initial purchase, equal to or less than the largest stock in the S&P SmallCap 600 Index), except when the Fund is taking a temporary defensive position due to a determination by the Fund’s investment Advisor that adverse market conditions make it desirable to suspend temporarily the Fund’s normal investment activities.

3. Invest more than 20% of its total assets in foreign securities.

Columbia Real Estate Equity Fund

The following is a list of non-fundamental investment restrictions applicable to the Fund. These restrictions can be changed by the Board, but the change will only be effective after notice is given to shareholders of the Fund.

The Fund may not:

1. Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

Columbia Technology Fund

The following is a list of non-fundamental investment restrictions applicable to the Fund. These restrictions can be changed by the Board, but the change will only be effective after notice is given to shareholders of the Fund.

The Fund may not:

1. Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

Columbia Strategic Investor Fund

The following is a list of non-fundamental investment restrictions applicable to the Fund. These restrictions can be changed by the Board, but the change will only be effective after notice is given to shareholders of the Fund.

The Fund may not:

1. Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

2. Acquire securities of other registered open-end investment companies in reliance on Section 12(d)(l)(F) or (G) of the Investment Company Act of 1940.

Columbia Balanced Fund

The following is a list of non-fundamental investment restrictions applicable to the Fund. These restrictions can be changed by the Board, but the change will only be effective after notice is given to shareholders of the Fund.

The Fund may not:

1. Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

Columbia Conservative High Yield Fund

The following is a list of non-fundamental investment restrictions applicable to the Fund. These restrictions can be changed by the Board, but the change will only be effective after notice is given to shareholders of the Fund.

The Fund may not:

1. Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

2. Acquire securities of other registered open-end investment companies in reliance on Section 12(d)(l)(F) or (G) of the Investment Company Act of 1940.

MANAGEMENT

Each Fund is managed under the supervision of its Board of Trustees, which has responsibility for overseeing decisions relating to the investment policies and goals of the Fund. The Board of Trustees of each Fund meets quarterly to review the Fund’s investment policies, performance, expenses, and other business matters. Information regarding the Trustees and officers of the Funds together with their principal business occupations during the last five years (their titles may have varied during that period) is shown below. Unless otherwise noted, the address for each Trustee and officer is c/o Columbia Funds, Mail Stop MA5-515-11-05, One Financial Center, Boston, MA 02111. There is no family relationship between any of the Trustees.

Columbia Management Advisors, LLC (“Columbia Advisors”), located at 100 Federal Street, Boston, Massachusetts 02110, is the Funds’ investment advisor. Columbia Advisors is responsible for the Funds’ management, subject to oversight by the Funds’ Board of Trustees. Columbia Advisors is a direct, wholly owned subsidiary of Columbia Management Group, LLC (“CMG”), which in turn is a direct, wholly owned subsidiary of Bank of America, which in turn is a wholly owned banking subsidiary of Bank of America Corporation, a financial services holding company organized as a Delaware Corporation. Columbia Advisors, a registered investment advisor, has been an investment advisor since 1995.

The overall investment activities of the Advisor and its affiliates may limit the investment opportunities for a Fund in certain markets in which limitations are imposed by regulators upon the amount of investment by affiliated investors, in the aggregate or in individual issuers. From time to time, a Fund’s activities also may be restricted because of regulatory restrictions applicable to the Advisor and its affiliates, and/or their internal policies.

The “Columbia Fund Complex” includes all of the registered investment companies to which the Advisor and its affiliates provide investment advisory services.

Trustees and Officers

Disinterested Trustees:

Name and Year of birth	Position(s) with Funds	Year first Elected or Appointed to Office (1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Columbia Fund Complex Overseen by Trustee	Other Directorships Held (2)
Douglas A. Hacker (Born 1955)	Trustee	1996	Independent business executive since May, 2006; Executive Vice President - Strategy of United Airlines (airline) from December, 2002 to May, 2006; President of UAL Loyalty Services (airline marketing company) from September, 2001 to December, 2002; Executive Vice President and Chief Financial Officer of United Airlines from July, 1999 to September, 2001.	81	Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Name and Year of birth	Position(s) with Funds	Year first Elected or Appointed to Office (1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Columbia Fund Complex Overseen by Trustee	Other Directorships Held (2)
Janet Langford Kelly (Born 1957)	Trustee	1996

Deputy General Counsel -

Corporate Legal Services, Conoco Phillips (integrated petroleum company) since August, 2006; Partner, Zelle, Hoffman, Voelbel, Mason & Gette LLP (law firm) from March, 2005 to July, 2006; Adjunct Professor of Law, Northwestern University, from September, 2004 to June, 2006; Director UAL Corporation (airline) from February, 2006 to July, 2006; Chief

Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods), from September, 2003 to March, 2004; Executive Vice President -Corporate Development and Administration, General Counsel and Secretary, Kellogg Company (food manufacturer), from September, 1999 to August, 2003.

				81	None

Richard W. Lowry (Born 1936)	Trustee	1995	Private Investor since August, 1987 (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation (building products manufacturer) until 1987).	83	None

Name and Year of birth	Position (s) with Funds	Year first Elected or Appointed to Office (1)	Principal Occupation (s) During Past Five Years	Number of Portfolios in Columbia Fund Complex Overseen by Trustee	Other Directorships Held (2)
Charles R. Nelson (Born 1943)	Trustee	1981	Professor of Economics, University of Washington, since January, 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September, 1993; Director, Institute for Economic Research, University of Washington from September, 2001 to June, 2003; Adjunct Professor of Statistics, University of Washington, since September, 1980; Associate Editor, Journal of Money Credit and Banking, since September, 1993; consultant on econometric and statistical matters.	81	None

John J. Neuhauser (Born 1942)	Trustee	1985	University Professor, Boston College since November, 2005; Academic Vice President and Dean of Faculties Boston College from August, 1999 to October, 2005.	83	None

Patrick J. Simpson (Born 1944)	Trustee	2000	Partner, Perkins Coie L.L.P. (law firm).	81	None

Thomas E. Stitzel (Born 1936)	Trustee	1998	Business Consultant since 1999; Chartered Financial Analyst.	81	None

Name and Year of birth	Position (s) with Funds	Year first Elected or Appointed to Office (1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Columbia Fund Complex Overseen by Trustee	Other Directorships Held (2)
Thomas C. Theobald (Born 1937)	Trustee and Chairman of the Board	1996	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September, 2004; Managing Director, William Blair Capital Partners (private equity investing) from September, 1994 to September, 2004.	81	Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services) and Ambac Financial (financial guaranty insurance)

Anne-Lee Verville (Born 1945)	Trustee	1998	Retired since 1997 (formerly General Manager, Global Education Industry, IBM Corporation (computer and technology) from 1994 to 1997).	81	Chairman of the Board of Directors, Enesco Group, Inc. (producer of giftware and home and garden decor products)

Interested Trustee:

Name and Year of Birth	Position (s) with Funds	Year First Elected or Appointed to Office (1)	Principal Occupation (s) During Past Five Years	Number of Portfolios in Columbia Fund Complex Overseen by Trustee	Other Directorships Held (2)
William E. Mayer(3) (Born 1940)	Trustee	1994	Partner, Park Avenue Equity Partners (private equity) since February, 1999; Dean and Professor, College of Business, University of Maryland, 1992 to 1997.	81	Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); Reader’s Digest (publishing)

(1)	The date shown is the earliest date on which a Trustee was elected or appointed to the board of a fund in the Columbia Fund Complex.
(2)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(3)

Mr. Mayer is an “interested person” (as defined in the Investment Company Act of 1940 (1940 Act)) by reason of his affiliation with WR Hambrecht + Co., a registered broker-dealer that may execute portfolio transactions for or engage in principal transactions with the Fund or other clients or other funds or clients advised by the Advisor or its affiliates.

Principal Officers:

Name, Year of Birth and Address	Position(s) with Funds	Year First Elected or Appointed to Office	Principal Occupation (s) During Past Five Years
Christopher L. Wilson (Born 1957)	President	Since 2004	Head of Mutual Funds since August, 2004 and Managing Director of the Advisor since September, 2005; President and Chief Executive Officer, CDC IXIS Asset Management Services, Inc. (investment management) from September, 1998 to August, 2004.

James R. Bordewick, Jr. (Born 1959)	Senior Vice President, Secretary and Chief Legal Officer	2006	Associate General Counsel, Bank of America since April, 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April, 2005.

J. Kevin Connaughton (Born 1964)	Senior Vice President, Chief Financial Officer and Treasurer	Since 2000	Managing Director of the Advisor since February 1998.

Mary Joan Hoene (Born 1949) 100 Federal Street Boston, MA 02110	Senior Vice President and Chief Compliance Officer	Since 2004	Senior Vice President and Chief Compliance Officer of various funds in the Columbia Funds Complex; Partner, Carter, Ledyard & Milburn LLP from January, 2001 to August, 2004.

Michael G. Clarke (Born 1969)	Chief Accounting Officer and Assistant Treasurer	Since 2004	Director of Fund Administration since January, 2006; Managing Director of Columbia Management Advisors LLC since September, 2004 to December, 2005; Vice President Fund Administration from June, 2002 to September, 2004; Vice President, Product Strategy & Development from February, 2001 to June, 2002.

Stephen T. Welsh (Born 1957)	Vice President	1996	President, Columbia Management Services, Inc. since July, 2004; Senior Vice President and Controller, Columbia Management Services, Inc. prior to July, 2004.

Jeffrey R. Coleman (Born 1969)	Deputy Treasurer	Since 2004	Director of Fund Administration since January, 2006. Fund Controller from October, 2004 to January, 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August, 2000 to September, 2004.

Joseph F. DiMaria (Born 1968)	Deputy Treasurer	2004	Director of Fund Administration since January, 2006; Head of Tax/Compliance and Assistant Treasurer from November, 2004 to December, 2005; Director of Trustee Administration (Sarbanes-Oxley) from May, 2003 to October, 2004; Senior Audit Manager, Pricewaterhouse Coopers (independent registered public accounting firm) from July, 2000 to April, 2003.

Name, Year of Birth and Address	Position(s) with Funds	Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Ty S. Edwards (Born 1966)	Deputy Treasurer	2004	Director of Fund Administration since January, 2006; Vice President of the Advisor from July, 2002 to December, 2005; Assistant Vice President and Director, State Street Corporation (financial services) prior to 2002.

Kathryn Dwyer-Thompson (Born 1967)	Assistant Treasurer	2006	Vice President, Mutual Fund Accounting Oversight of the Advisor since December, 2004; Vice President, State Street Corporation (financial services) prior to December, 2004.

Marybeth C. Pilat (Born 1968)	Assistant Treasurer	2006	Vice President, Mutual Fund Valuation of the Advisor since January, 2006; Vice President, Mutual Fund Accounting Oversight of the Advisor prior to January, 2006.

Philip N. Prefontaine (Born 1948)	Assistant Treasurer	2006	Vice President, Mutual Fund Reporting of the Advisor since November, 2004; Assistant Vice President of CDC IXIS Asset Management Services, Inc. (investment management) prior to November, 2004.

Keith E. Stone (Born 1974)	Assist ant Treasurer	2006	Vice President, Trustee Reporting of the Advisor since September, 2003; Manager, Investors Bank & Trust Company (financial services) from December, 2002 to September, 2003; Audit Senior, Deloitte & Touche, LLP (independent registered public accounting firm) prior to December, 2002.

Barry S. Vallan (Born 1969)	Controller	2006	Vice President — Fund Treasury of the Advisor since October, 2004; Vice President — Trustee Reporting from April, 2002 to October, 2004; Management Consultant, PricewaterhouseCoopers (independent registered public accounting firm) prior to October, 2002.

Peter T. Fariel (Born 1957)	Assistant Secretary	2006	Associate General Counsel, Bank of America since April, 2005; Partner, Goodwin Procter LLP (law firm) prior to April, 2005.

Ryan C. Larrenaga (Born 1970)	Assistant Secretary	2005	Assistant General Counsel, Bank of America since March, 2005; Associate, Ropes & Gray LLP (law firm) from 1998 to February, 2005.

Barry S. Finkle (Born 1965)	Assistant Treasurer	2003	Senior Manager and Head of Fund Performance of the Advisor since January, 2001.

Julian Quero (Born 1967)	Assistant Treasurer	2003	Senior Compliance Manager of the Advisor since April, 2002; Assistant Vice President of Taxes and Distributions of the Advisor from 2001 to April, 2002.

Each of the Trust’s Trustees and officers hold comparable positions with certain other funds of which the Advisor or its affiliates is the investment advisor or distributor and, in the case of certain of the officers, with certain affiliates of the Advisor.

The Trustees and officers serve terms of indefinite duration. Each Fund held a shareholders’ meeting in 2005, and will hold a shareholders’ meeting at least once every five years thereafter to elect Trustees.

Role of the Board of Trustees

The Trustees of the Funds are responsible for the overall management and supervision of the Funds’ affairs and for protecting the interests of the shareholders. The Trustees meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with service providers for the Funds and review the Funds’ performance. The Trustees have created several committees to perform specific functions for the Funds.

Audit Committee

Ms. Verville and Messrs. Hacker and Stitzel are members of the Audit Committee of the Board of Trustees of the Funds. The Audit Committee’s functions include making recommendations to the Trustees regarding the selection and performance of the independent registered public accounting firm, and reviewing matters relative to accounting and auditing practices and procedures, accounting records, and the internal accounting controls, of the Funds and certain service providers. For the fiscal year ended August 31, 2006, the Audit Committee convened 10 times.

Governance Committee

Messrs. Lowry, Mayer, Simpson and Theobald are members of the Governance Committee of the Board of Trustees of the Funds. The Governance Committee’s functions include recommending to the Trustees nominees for independent Trustee positions and for appointments to various committees, performing periodic evaluations of the effectiveness of the Board, reviewing and recommending to the Board policies and practices to be followed in carrying out the Trustees’ duties and responsibilities and reviewing and making recommendations to the Board regarding the compensation of the Trustees who are not affiliated with the Funds’ investment advisor. The Governance Committee will consider candidates for Trustee recommended by shareholders. Written recommendations with supporting information should be directed to the Committee, in care of the Funds. For the fiscal year ended August 31, 2006, the Governance Committee convened 4 times.

Advisory Fees & Expenses Committee

Ms. Kelly and Messrs. Mayer, Nelson and Neuhauser are members of the Advisory Fees & Expenses Committee of the Board of Trustees of the Funds. The Advisory Fees & Expenses Committee’s functions include reviewing and making recommendations to the Board as to contracts requiring approval of a majority of the disinterested Trustees and as to any other contracts that may be referred to the Committee by the Board. For the fiscal year ended August 31, 2006, the Advisory Fees & Expenses Committee convened 6 times.

Compliance Committee

Ms. Kelly, Messrs. Nelson, Simpson and Stitzel and Ms. Verville are members of the Compliance Committee of the Board of Trustees of the Funds. The Compliance Committee’s functions include providing oversight of the monitoring processes and controls regarding the Funds. The Committee uses legal, regulatory and internal rules, policies, procedures and standards other than those relating to accounting matters and oversight of compliance by the Funds’ investment advisor, principal underwriter and transfer agent. For the fiscal year ended August 31, 2006, the Compliance Committee convened 9 times.

Investment Oversight Committees

Each Trustee of the Funds also serves on an Investment Oversight Committee (“IOC”). Each IOC is responsible for monitoring, on an ongoing basis, a select group of funds in the Columbia Fund Complex and give particular consideration to such matters as the Funds’ adherence to their investment mandates, historical performance, changes in investment processes and personnel, and proposed changes to investment objectives. Investment personnel who manage the Funds attend IOC meetings from time to time to assist each IOC in its review of the Funds. Each IOC meets four times a year. The following are members of the respective IOCs and the general categories of funds in the Columbia Fund Complex which they review:

IOC#1:	Messrs. Lowry, Mayer and Neuhauser are responsible for reviewing funds in the following asset categories: Large Growth Diversified, Large Growth Concentrated, Small Growth, Outside Managed (i.e., sub-advised) and Municipal

IOC#2:	Mr. Hacker and Ms. Verville are responsible for reviewing funds in the following asset categories: Large Blend, Small Blend, Foreign Stock, Fixed Income - Multi Sector and Fixed Income - Core.

IOC#3:	Messrs. Theobald and Stitzel and Ms. Kelly are responsible for reviewing funds in the following asset categories: Large Value, Mid Cap Value, Small Value, Asset Allocation, High Yield and Money Market

IOC#4:	Messrs. Nelson and Simpson are responsible for reviewing funds in the following asset categories: Large/MultiCap Blend, Mid Cap Growth, Small Growth, Asset Allocation, Specialty Equity and Taxable Fixed Income

The following table sets forth the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2005 (i) in each individual Fund and (ii) in the Columbia Fund Complex:

Disinterested Trustees:

Name of Fund	Douglas A. Hacker	Janet Langford Kelly	Richard W. Lowry
Balanced Fund	None	None	None
Mid Cap Growth Fund	None	Over $100,000	None
Small Cap Growth Fund I	None	None	None
Real Estate Equity Fund	None	None	None
Strategic Investor Fund	None	None	None
Technology Fund	None	None	None
Conservative High Yield Fund	None	None	None
Oregon Intermediate Municipal Bond Fund	None	None	None

Aggregate Dollar Range of Equity Securities Owned in All Funds Overseen by Trustee in Columbia Fund Complex:	Over $100,000	Over $100,000	Over $100,000

Name of Fund	Dr. Charles R. Nelson	John J. Neuhauser
Balanced Fund	None	None
Mid Cap Growth Fund	$50,001-$100,000	None
Small Cap Growth Fund I	None	None
Real Estate Equity Fund	None	None
Strategic Investor Fund	None	None
Technology Fund	None	None
Conservative High Yield Fund	None	None
Oregon Intermediate Municipal Bond Fund	None	None

Aggregate Dollar Range of Equity Securities Owned in All Funds Overseen by Trustee in Columbia Fund Complex:	Over $100,000	Over $100,000

Name of Fund	Patrick J. Simpson	Thomas E. Stitzel
Balanced Fund	$10,001-$50,000	None
Mid Cap Growth Fund	$10,001-150,000	None
Small Cap Growth Fund I	None	None
Real Estate Equity Fund	$10,001-150,000	None
Strategic Investor Fund	None	$10,001-$50,000
Technology Fund	None	None
Conservative High Yield Fund	None	None
Oregon Intermediate Municipal Bond Fund	None	None

Aggregate Dollar Range of Equity Securities Owned in All Funds Overseen by Trustee in Columbia Fund Complex:	Over $100,000	$50,001-$100,000

Name of Fund	Thomas C. Theobald	Anne-Lee Verville
Balanced Fund	None	None
Mid Cap Growth Fund	None	None
Small Cap Growth Fund I	$10,001-$50,000	None
Real Estate Equity Fund	None	None
Strategic Investor Fund	$10,001-$50,000	None
Technology Fund	None	None
Conservative High Yield Fund	None	None
Oregon Intermediate Municipal Bond Fund	None	None

Aggregate Dollar Range of Equity Securities Owned in All Funds Overseen By Trustee in Columbia Fund Complex:	Over $100,000	*Over $100,000

Interested Trustee:

Name of Fund	William E. Mayer
Balanced Fund	None
Mid Cap Growth Fund	None
Small Cap Growth Fund I	None
Real Estate Equity Fund	None
Strategic Investor Fund	None
Technology Fund	None
Conservative High Yield Fund	None
Oregon Intermediate Municipal Bond Fund	None

Aggregate Dollar Range of Equity Securities Owned in All Funds Overseen by Trustee in Columbia Fund Complex:	$50,001-$100,000

*	Includes the value of compensation payable under the deferred compensation plan for independent Trustees of the Columbia Fund Complex that is determined as if the amounts deferred had been invested, as of the date of deferral, in shares of one or more funds in the Fund Complex as specified by Ms. Verville.

As of December 31, 2005, none of the disinterested Trustees or nominees or members of their immediate families owned any securities of the Advisor or any other entity directly or indirectly controlling, controlled by, or under common control with the Advisor.

Trustee Compensation:

The Trustees serve as trustees of 81 registered investment companies managed by the Advisor for which each Trustee will receive a retainer at the annual rate of $75,000, an attendance fee of $10,500 for each regular and special joint board meeting and $1,000 for each special telephonic joint board meeting. Mr. Theobald serves as the Chairman of the Board. As the independent chairman of the board, Mr. Theobald receives a supplemental retainer at the annual rate of $100,000; the chair of the Audit Committee receives a supplemental retainer at the annual rate of $20,000; the chair of the Advisory Fees and Expenses Committee receives a supplemental retainer at the annual rate of $15,000; the chairs of the Compliance Committee and the Governance Committee each receive supplemental retainers at the annual rate of $10,000. Members of each committee, including the Investment Oversight Committee, receive $2,500 for each committee meeting and $1,000 for each telephonic committee meeting. The Audit Committee chair receives a supplement of $500 for each Audit Committee meeting. Committee members receive $2,500 for each special committee meeting attended on a day other than a regular joint board meeting day. Two-thirds of the Trustee fees are allocated among the Funds based on each Fund’s relative net assets and one-third of the fees is divided equally among the Funds.

The following table sets forth compensation earned by the Funds’ Trustees for the fiscal year ended August 31, 2006 and the calendar year ended December 31, 2005. No officer of the Funds received any compensation from the Funds in 2006.

Aggregate Compensation from Fund	Douglas A. Hacker	Janet Langford Kelly	Richard W. Lowry
Balanced Fund	$1,936	$1,914	$1,622
Mid Cap Growth Fund	$4,095	$4,055	$3,441
Small Cap Growth Fund I	$1,572	$1,555	$1,318
Real Estate Equity Fund	$3,763	$3,719	$3,153
Strategic Investor Fund	$2,706	$2,677	$2,269
Technology Fund	$1,109	$1,100	$935
Conservative High Yield Fund	$6,357	$6,278	$5,324
Oregon Intermediate Municipal Bond Fund	$2,343	$2,318	$1,965
Total Compensation from Columbia Fund Complex(l):	$111,277	$116,500	$142,500

Aggregate Compensation from Fund	Dr. Charles R. Nelson	John J. Neuhauser
Balanced Fund	$1,802	$1,684
Mid Cap Growth Fund	$3,821	$3,572
Small Cap Growth Fund I	$1,464	$1,369
Real Estate Equity Fund	$3,502	$3,272
Strategic Investor Fund	$2,521	$2,356
Technology Fund	$1,038	$971
Conservative High Yield Fund	$5,912	$5,524
Oregon Intermediate Municipal Bond Fund	$2,183	$2,040
Total Compensation from Columbia Fund Complex(l):	$111,500	$137,833

Aggregate Compensation from Fund	Patrick J. Simpson(2)	Thomas E. Stitzel(3)
Balanced Fund	$1,805	$1,896
Mid Cap Growth Fund	$3 837	$4,018
Small Cap Growth Fund I	$1,469	$1,540
Real Estate Equity Fund	$3,507	$3,683
Strategic Investor Fund	$2,527	$2,651
Technology Fund	$1,046	$1,091
Conservative High Yield Fund	$5,918	$6,219
Oregon Intermediate Municipal Bond Fund	$2,189	$2,296
Total Compensation from Columbia Fund Complex(l):	$107,500	$113,000

Aggregate Compensation from Fund	Thomas C. Theobald(4)	Anne-Lee Verville(5)	Richard W. Woolworth(6)
Balanced Fund	$2,818	$1,896	$1,525
Mid Cap Growth Fund	$5,931	$4,018	$3,189
Small Cap Growth Fund I	$2,280	$1,540	$1,231
Real Estate Equity Fund	$5,473	$3,683	$2,977
Strategic Investor Fund	$3,928	$2,651	$2,124
Technology Fund	$1,599	$1,091	$849
Conservative High Yield Fund	$9,265	$6,219	$5,041
Oregon Intermediate Municipal Bond Fund	$3,404	$2,296	$1,838
Total Compensation from Columbia Fund Complex(l):	$205,500	$120,723	$106,500

Interested Trustee:

Aggregate Compensation from Fund	William E Mayer
Balanced Fund	$1,854
Mid Cap Growth Fund	$3,919
Small Cap Growth Fund I	$1,505
Real Estate Equity Fund	$3,609
Strategic Investor Fund	$2,592
Technology Fund	$1,059
Conservative High Yield Fund	$6,096
Oregon Intermediate Municipal Bond Fund	$2,244
Total Compensation from Columbia Fund Complex(l):	$147,750

(1)	As of December 31, 2005, the Columbia Fund Complex consisted of 159 open-end and 11 closed-end management investment company portfolios.
(2)	During the fiscal year ended August 31, 2006, and the calendar year ended December 31, 2005, Mr. Simpson deferred $1,805, $3,837, $1,469, $3,507, $2,527, $1,046, $5,918 and $2,189 of his compensation from the Balanced Fund, Mid Cap Growth Fund, Small Cap Growth Fund I, Real Estate Equity Fund, Strategic Investor Fund, Technology Fund, Conservative High Yield Fund and Oregon Intermediate Municipal Bond Fund, respectively, and $107,500 of his total compensation from the Columbia Fund Complex pursuant to the deferred compensation plan. At December 31, 2005, the value of Mr. Simpson’s account under the plan was $269,502.
(3)	During the fiscal year ended August 31, 2006 and the calendar year ended December 31, 2005, Mr. Stitzel deferred $849, $1,869, $705, $1,637, $1,208, $532, $2,733 and $1,044 of his compensation from the Balanced Fund, Mid Cap Growth Fund, Small Cap Growth Fund I, Real Estate Equity Fund, Strategic Investor Fund, Technology Fund, Conservative High Yield Fund and Oregon Intermediate Municipal Bond, respectively.

(4)	During the fiscal year ended August 31, 2006, and the calendar year ended December 31, 2005, Mr. Theobald deferred $1,934, $4,044, $1,560, $3,753, $2,689, $1,082, $6,364 and $2,330 of his compensation from the Balanced Fund, Mid Cap Growth Fund, Small Cap Growth Fund I, Real Estate Equity Fund, Strategic Investor Fund Technology Fund, Conservative High Yield Fund and Oregon Intermediate Municipal Bond Fund, respectively, and $150,000 of his total compensation from the Columbia Fund Complex pursuant to the deferred compensation plan. At December 31, 2005, the value of Mr. Theobald’s account under the plan was $320,084.
(5)	At December 31, 2005, the value of Ms. Verville’s account under the deferred compensation plan was $683,935.
(6)	Mr. Woolworth served as Trustee until August 4, 2006.

Portfolio Managers

Other Accounts Managed by Portfolio Managers

The following table shows the number and assets of other investment accounts (or portions of investment accounts) that the Funds’ portfolio managers managed as of the Funds’ fiscal year end.

Columbia Mid Cap Growth Fund

Portfolio Managers	Other SEC-registered open-end and closed-end funds		Other pooled investment vehicles		Other accounts
	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets
Wayne M. Collette	9	$598 million	1	$5 million	20	$535 million
George J. Myers	6	$286 million	1	$5 million	20	$365 million

Columbia Small Cap Growth Fund I

Portfolio Managers	Other SEC-registered open-end and closed-end funds		Other pooled investment vehicles		Other accounts
	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets
Wayne M. Collette	9	$1.3 billion	1	$5 million	20	$535 million
George J. Myers	6	$942 million	1	$5 million	20	$365 million

Columbia Real Estate Equity Fund

Portfolio Managers	Other SEC-registered open-end and closed-end funds		Other pooled investment vehicles		Other accounts
	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets
Arthur J. Hurley	0	N/A	0	N/A	5	$210,666

Columbia Technology Fund

Portfolio Managers	Other SEC-registered open-end and closed-end funds		Other pooled investment vehicles		Other accounts
	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets
Wayne M. Collette	9	$1.3 billion	1	$5 million	20	$535 million

Columbia Strategic Investor Fund

Portfolio Managers	Other SEC-registered open-end and closed-end funds		Other pooled investment vehicles		Other accounts
	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets
Emil A. Gjester	1	$123 million	0	N/A	8	$71 million
Jonas Patrikson	1	$123 million	0	N/A	3	$71 million
Michael T. Welter	1	$123 million	0	N/A	6	$71 million
Dara White	1	$123 million	0	N/A	4	$71 million

Columbia Balanced Fund

Portfolio Managers	Other SEC-registered open-end and closed-end funds		Other pooled investment vehicles			Other accounts
	Number of accounts	Assets	Number of accounts		Assets	Number of accounts	Assets
Leonard A. Aplet*	12	$3.7 billion	8		$1.6 billion	130	$7.5 billion
Guy W. Pope	1	$440 million	1		$66 million	14	$114.7 million
Kevin L. Cronk*	12	$8.2 billion	10	**	$1 billion	5	$424 million
Thomas A. LaPointe*	12	$8.2 billion	10	**	$1 billion	5	$424 million
Ronald B. Stahl*	7	$1.6 billion	6		$1 billion	108	$7.5 billion

*	Account information is provided as of September 30, 2006.
**	Included among these accounts are four accounts, totaling $809 million in assets, that include an advisory fee based on performance.

Columbia Oregon Intermediate Municipal Bond Fund

Portfolio Managers	Other SEC-registered open-end and closed-end funds		Other pooled investment vehicles		Other accounts
	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets
Brian M. McGreevy	4	$508 million	4	$942 million	12	$835 million

Columbia Conservative High Yield Fund

Portfolio Managers	Other SEC-registered open-end and closed-end funds		Other pooled investment vehicles			Other accounts
	Number of accounts	Assets	Number of accounts		Assets	Number of accounts	Assets
Kevin L. Cronk*	12	$7.4 billion	10	**	$1.1 billion	5	$424 million
Thomas A. LaPointe*	12	$7.4 billion	10	**	$1.1 billion	5	$424 million

*	Account information is provided as of September 30, 2006.
**	Included among these accounts are four accounts, totaling $809 million in assets, that include an advisory fee based on performance.

See “Potential conflicts of interest in managing multiple accounts” for information on how the Advisor addresses potential conflicts of interest resulting from an individual’s management of more than one account.

Ownership of Securities

The table below shows the dollar ranges of shares of each Fund beneficially owned (as determined pursuant to Rule 16a-l(a) (2) under the Securities Exchange Act of 1934, as amended) by the portfolio managers listed above at the end of each Fund’s most recent fiscal year:

Columbia Mid Cap Growth Fund

Portfolio Manager	Dollar Range of Equity Securities in the Fund Beneficially Owned
Wayne M. Colette	None
George J. Myers	None

Columbia Small Cap Growth Fund I

Portfolio Manager	Dollar Range of Equity Securities in the Fund Beneficially Owned
Wayne M. Colette	None
George J. Myers	None

Columbia Real Estate Equity Fund

Portfolio Managers	Dollar Range of Equity Securities in the Fund Beneficially Owned
Arthur J. Hurley	None

Columbia Technology Fund

Portfolio Managers	Dollar Range of Equity Securities in the Fund Beneficially Owned
Wayne M. Collette	None

Columbia Strategic Investor Fund

Portfolio Manager	Dollar Range of Equity Securities in the Fund Beneficially Owned
Emil A. Gjester	$100,001 - $500,000
Jonas Patrikson	None
Michael T. Welter	None
Dara White	None

Columbia Balanced Fund

Portfolio Managers	Dollar Range of Equity Securities in the Fund Beneficially Owned
Leonard A. Aplet*	$50,001 - $100,000
Guy W. Pope	$100,001 - $500,000
Kevin L. Cronk*	None
Thomas A. LaPointe*	None
Ronald B. Stahl*	$1 - $10,000

*	Account information is provided as of September 30, 2006.

Columbia Oregon Intermediate Municipal Bond Fund

Portfolio Manager	Dollar Range of Equity Securities in the Fund Beneficially Owned
Brian M. McGreevy	None

Columbia Conservative High Yield Fund

Portfolio Managers	Dollar Range of Equity Securities in the Fund Beneficially Owned
Kevin L. Cronk*	None
Thomas A. LaPointe*	None

*	Account information is provided as of September 30, 2006.

Compensation

As of the Funds’ most recent fiscal year end, the portfolio managers received all of their compensation from the Advisor and its parent company, Columbia Management Group, in the form of salary, bonus, stock options, restricted stock and notional investments through an incentive plan, the value of which is measured by reference to the performance of the Columbia Funds in which the account is invested. A portfolio manager’s bonus is variable and is generally based on (1) an evaluation of the manager’s investment performance and (2) the results of a peer and/or management review of such individual, which takes into account skills and attributes such as team participation, investment process, communication and professionalism. In evaluating investment performance, the Advisor generally considers the one-, three- and five-year performance of mutual funds and other accounts under the portfolio manager’s oversight relative to the benchmarks and peer groups noted below, emphasizing each manager’s three- and five-year performance. The Advisor may also consider a portfolio manager’s performance in managing client assets in sectors and industries assigned to the manager as part of his or her investment team responsibilities, where applicable. For portfolio managers who also have group management responsibilities, another factor in their evaluation is an assessment of the group’s overall investment performance.

Columbia Mid Cap Growth Fund

Portfolio Manager	Performance Benchmark	Peer Group
Wayne M. Collette	Russell Midcap Growth TR	Morningstar Mid Growth Category

George J. Myers	Russell Midcap Growth TR	Morningstar Mid Growth Category

Columbia Small Cap Growth Fund I

Portfolio Manager	Performance Benchmark	Peer Group
Wayne M. Collette	Russell 2000 Growth TR	Morningstar Small Growth Category

George J. Myers	Russell 2000 Growth TR	Morningstar Small Growth Category

Columbia Real Estate Equity Fund

Portfolio Managers	Performance Benchmark	Peer Group
Robert McConnaughey	NAREIT Index	Morningstar Specialty — Real Estate

Columbia Technology Fund

Portfolio Managers	Performance Benchmark	Peer Group
Wayne M. Collette	AMEX MERRILL LYNCH TECH 100 - EQUAL $ WEIGHT	Morningstar Specialty Category

Columbia Strategic Investor Fund

Portfolio Manager	Performance Benchmark	Peer Group
Emil A. Gjester	Russell 3000 Value TR	Morningstar Mid Blend Category

Jonas Patrikson	Russell 3000 Value TR	Morningstar Mid Blend Category

Michael T. Welter	Russell 3000 Value TR	Morningstar Mid Blend Category

Dara White	Russell 3000 Value TR	Morningstar Mid Blend Category

Columbia Balanced Fund

Portfolio Managers	Performance Benchmark	Peer Group
Leonard A. Aplet	S&P 500 Index (60%) Lehman Brothers Aggregate Bond (40%)	Morningstar Moderate Allocation Category

Guy W. Pope	S&P 500 Index (60%) Lehman Brothers Aggregate Bond (40%)	Morningstar Moderate Allocation Category

Kevin L. Cronk	S&P 500 Index (60%) Lehman Brothers Aggregate Bond (40%)	Morningstar Moderate Allocation Category

Thomas A. LaPointe	S&P 500 Index (60%) Lehman Brothers Aggregate Bond (40%)	Morningstar Moderate Allocation Category

Ronald B. Stahl	S&P 500 Index (60%) Lehman Brothers Aggregate Bond (40%)	Morningstar Moderate Allocation Category

Kevin L. Cronk	S&P 500 Index (60%) Lehman Brothers Aggregate Bond (40%)	Morningstar Moderate Allocation Category

Columbia Oregon Intermediate Municipal Bond Fund

Portfolio Manager	Performance Benchmark	Peer Group
Brian M. McGreevy	Lehman General Obligation Index	Lipper Other States Intermediate Muni Debt Category

Columbia Conservative High Yield Fund

Portfolio Managers	Performance Benchmark	Peer Group
Kevin L. Cronk	JP Morgan Developed BB High Yield Index	Lipper High Current Yield Category

Thomas A. LaPointe	JP Morgan Developed BB High Yield Index	Lipper High Current Yield Category

The size of the overall bonus pool each year is determined by Columbia Management Group and depends in part on levels of compensation generally in the investment management industry (based on market compensation data) and the Advisor’s profitability for the year, which is influenced by assets under management.

Potential Conflicts of Interest in Managing Multiple Accounts

Like other investment professionals with multiple clients, a portfolio manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which the Advisor believes are faced by investment professionals at most major financial firms. The Advisor and the Trustees of the Columbia Funds have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

The trading of other accounts could be used to benefit higher-fee accounts (front-running).

The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Potential conflicts of interest may also arise when the portfolio managers have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, the Advisor’s investment professionals do not have the opportunity to invest in client accounts, other than the Columbia Funds.

A potential conflict of interest may arise when a Fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the Advisor’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating the securities purchased or sold — for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

“Cross trades,” in which one Columbia account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. The Advisor and the Funds’ Trustees have adopted compliance procedures that provide that any transactions between a Fund and another Advisor-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Fund. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

A Fund’s portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

A Fund’s portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Fund. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

The Advisor or an affiliate may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

A Fund’s portfolio manager(s) may also face other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both a Fund and other accounts. In addition, a Fund’s portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. Investment personnel at the Advisor, including each Fund’s portfolio manager, are subject to restrictions on engaging in personal securities transactions pursuant to Codes of Ethics adopted by the Advisor and each Fund, which contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of each Fund.

Share Ownership:

As of November 30, 2006, each Trustee and all officers and Trustees, as a group, owned of record or beneficially less than 1% of the outstanding shares of each Fund.

As of November 30, 2006, to the knowledge of the Funds, no person owned of record or beneficially more than 5% of the outstanding shares of any Fund except the following record owners:

BALANCED FUND-A

Name and Address	Percent of Shares Held at November 30, 2006
MERRILL LYNCH PIERCE FENNER & SMITH	5.13
FOR THE SOLE BENEFIT OF CUSTOMERS
ATTN: FUND ADMINISTRATOR
4800 DEER LAKE DR E, FL 2
JACKSONVILLE, FL 32246-6484

BALANCED FUND-B

Name and Address	Percent of Shares Held at November 30, 2006
MORGAN STANLEY DW	8.36
ATTN: MUTUAL FUND OPERATIONS
HARBORSIDE PLAZA 3, 6TH FLOOR
JERSEY CITY, NY 07311

BALANCED FUND-C

Name and Address	Percent of Shares Held at November 30, 2006
CITIGROUP GLOBAL MARKETS, INC.	12.12
ATTN: PETER BOOTH
333 W 34TH ST.
NEW YORK, NY 10001-2402

MERRILL LYNCH PIERCE FENNER & SMITH	12.77
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
ATTN FUND ADMINISTRATOR
4800 DEER LAKE DRIVE E FL 2
JACKSONVILLE, FL 32246-6484

LPL FINANCIAL SERVICES	6.51
9785 TOWNE CENTER DR.
SAN DIEGO, CA 92121-1968

FERRIS BAKER WATTS INC.	15.41
DWIGHT P. PLOWMAN
79 YOUNG CIRCLE
NEW FLORENCE, PA 15944-8320

BALANCED FUND-D

Name and Address	Percent of Shares Held at November 30, 2006
NFS LLC FEBO	13.84
NFS/FMTC R/O IRA
FBO JOHN H CARR JR
5 BISHOP RD APT 106
WEST HARTFORD, CT 06119-1536

UBS FINANCIAL SERVICES INC. FBO	25.62
ROBERT BREIDENBAUGH
CAROLYN BREIDENBAUGH JTWROS
369 E. CHURCH STREET
ELMHURST IL 60126-3602

GLADIS WIST	17.03
12111 FAITH LN
BOWIE MD 20715-2302

RBC DAIN RAUSCHER CUSTODIAN	8.04
JANIS D DOTSON
INDIVIDUAL RETIREMENT ACCOUNT
PO BOX 1642
ARBOLES, CO 81121-1642

CITIGROUP GLOBAL MARKETS, INC	9.59
ATTN: PETER BOOTH, 7TH FLOOR
333 W 34TH ST
NEW YORK NY 10001-2402

BALANCED FUND Z

Name and Address	Percent of Shares Held at November 30, 2006
CHARLES SCHWAB & CO INC	14.78
SPECIAL CUSTODY ACCT FOR EXCLUSIVE
OF CUSTOMERS
ATTN: MUTUAL FUNDS
101 MONTGOMERY STREET
SAN FRANCISCO, CA 94104-4151

CONSERVATIVE HIGH YIELD FUND-A

Name and Address	Percent of Shares Held at November 30, 2006
CHARLES SCHWAB & CO INC	49.19
SPECIAL CUSTODY ACCT FOR EXCLUSIVE
OF CUSTOMERS
ATTN: MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151

CONSERVATIVE HIGH YIELD FUND-B

Name and Address	Percent of Shares Held at November 30, 2006
CITIGROUP GLOBAL MARKETS, INC.	12.00
ATTN: PETER BOOTH, 7TH FLOOR
333 W 34TH ST
NEW YORK NY 10001-2402

CONSERVATIVE HIGH YIELD FUND-C

Name and Address	Percent of Shares Held at November 30, 2006
MERRILL LYNCH PIERCE FENNER & SMITH	16.84
FOR THE SOLE BENEFIT OF
ITS CUSTOMERS
ATTN: FUND ADMINISTRATION
4800 DEER LAKE DR E FL 3
JACKSONVILLE FL 32246-6484

CITIGROUP GLOBAL MARKETS, INC.	16.44
ATTN: PETER BOOTH, 7TH FLOOR
333 W 34TH ST
NEW YORK, NY 10001-2402

CONSERVATIVE HIGH YIELD FUND-D

Name and Address	Percent of Shares Held at November 30, 2006
MERRILL LYNCH PIERCE FENNER & SMITH	8.42
FOR THE SOLE BENEFIT OF
ITS CUSTOMERS
ATTN: FUND ADMINISTRATION
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246-6484

CITIGROUP GLOBAL MARKETS, INC.	19.01
ATTN: PETER BOOTH, 7TH FLOOR
333 W 34TH ST
NEW YORK NY 10001-2402

CONSERVATIVE HIGH YIELD FUND-Z

Name and Address	Percent of Shares Held at November 30, 2006
BANK OF AMERICA NA	62.61
ATTN: JOAN WRAY/FUNDS ACCOUNTING
411 N AKARD STREET
DALLAS, TX 75201-3307

CHARLES SCHWAB & CO INC	9.17
SPECIAL CUSTODY ACCT FOR EXCLUSIVE OF
CUSTOMERS
ATTN: MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151

MID CAP GROWTH FUND-A

Name and Address	Percent of Shares Held at November 30, 2006
CHARLES SCHWAB & CO INC	7.19
SPECIAL CUSTODY ACCT FOR EXCLUSIVE
OF CUSTOMERS
ATTN: MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151

MID CAP GROWTH FUND-C

Name and Address	Percent of Shares Held at November 30, 2006
MERRILL LYNCH PIERCE FENNER & SMITH	20.24
FOR THE SOLE BENEFIT OF
ITS CUSTOMERS
ATTN: FUND ADMINISTRATOR
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246-6484

CITIGROUP GLOBAL MARKETS, INC.	7.38
ATTN: PETER BOOTH, 7TH FLOOR
333 W 34TH ST.
NEW YORK, NY 10001-2402

MID CAP GROWTH FUND-D

Name and Address	Percent of Shares Held at November 30, 2006
RAYMOND JAMES & ASSOC. INC.	5.59
FBO YOUNG IRA
880 CARILLON PKWY
ST. PETERSBURG, FL 33716-1100

NFS LLC FEBO	7.63
NFS/FMTC ROLLOVER IRA
FBO JEFFREY H PATE
624 SALTER PL
WESTFIELD, NJ 07090-1350

GREG KOYLE	12.00
ESNET MANAGEMENT GROUP LLC
DANIEL W CAMPBELL
4303 N STONECREEK LANE
PROVO, UT 84604-5003

Name and Address	Percent of Shares Held at November 30, 2006
MERRILL LYNCH PIERCE FENNER & SMITH	5.66
FOR THE SOLE BENEFIT OF CUSTOMERS
ATTN: FUND ADMINISTRATOR
4800 DEER LAKE DR E, FL 2
JACKSONVILLE, FL 32246-6484

BANK OF AMERICA NA	5.03
NEUMANN INSURANCE AGENCY INC
CAROLYN A NEUMANN
22724 LONG ACRE
FARMINGTON HILLS, MI 48335-4053

MID CAP GROWTH FUND-G

Name and Address	Percent of Shares Held at November 30, 2006
NFS LLC FEBO	5.97
NFS/FMTC IRA
FBO DOROTHY L CULLINAN
53 KIRKLAND CIRCUIT
WELLESLEY HILLS, MA 02481

MID CAP GROWTH FUND-R

Name and Address	Percent of Shares Held at November 30, 2006
FIM FUNDING INC	14.68
C/O COLUMBIA FUNDS GROUP
100 FEDERAL STREET
BOSTON, MA 02110-1802	53.96

COMMUNITY BANK NA, CUST FBO
GEORGE STONE INDUSTRIES 401(K) PLAN
SIX RHOADS DR, STE 7
UTICA, NY 13502-6317

AMERICAN COMMUNITY BANK CUST	17.91
AMERICAN STEEL FABRICATORS 401(K) PLAN
SIX RHOADS DR, STE 7
UTICA, NY 13502-6374

MG TRUST CO CUST FBO	12.63
KEVIN G KELLERMAN DBA AUTO REGISR
700 17TH ST, STE 300
DENVER, CO 80202-3531

MID CAP GROWTH FUND-Z

Name and Address	Percent of Shares Held at November 30, 2006
CHARLES SCHWAB & CO INC	7.02
SPECIAL CUSTODY ACCT FOR EXCLUSIVE OF CUSTOMERS
ATTN: MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4122

Name and Address	Percent of Shares Held at November 30, 2006
BANK OF AMERICA NA	43.83
ATTN: JOAN WRAY/FUNDS ACCOUNTING
411 N AKARD STM
DALLAS, TX 75201-3307

OREGON INTERMEDIATE MUNICIPAL BOND FUND-A

Name and Address	Percent of Shares Held at November 30, 2006
WAYNE BARKER	15.54
15646 SEASIDE CT
BROOKINGS OR 97415-9531

CHARLES SCHWAB & CO INC CUST	7.05
ATTN: MUTUAL FUNDS DEPT
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151

AMERICAN ENTERPRISE INVESTMENT SVCS	5.85
PO BOX 9446
MINNEAPOLIS MN 55440-9446

UBS FINANCIAL SERVICES INC.	7.77
FBO ROBERT CHANEY
4099 TAMI LANE
CENTRAL POINT, OR 97502-1077

UBS FINANCIAL SERVICES INC.	7.77
FBO STEVE WEST
2382 H WEST MAIN ST
MEDFORD, OR 97501

UBS FINANCIAL SERVICES INC.	7.77
FBO CAROLYN WEST
2382 H WEST MAIN ST
MEDFORD, OR 97501

UBS FINANCIAL SERVICES INC.	7.77
FBO FRANCES CHENEY
4099 TAMI LANE
CENTRAL POINT, OR 97502-1077

MORGAN STANLEY DW	8.72
ATTN: MUTUAL FUND OPERATIONS
HARBORSIDE PLAZA 3, 6TH FLOOR
JERSEY CITY, NY 07311

OREGON INTERMEDIATE MUNICIPAL BOND FUND-B

Name and Address	Percent of Shares Held at November 30, 2006
AMERICAN ENTERPRISE INVEST SVCS	12.26
PO BOX 9446
MINNEAPOLIS MN 55440-9446

Name and Address	Percent of Shares Held at November 30, 2006
AMERICAN ENTERPRISE INVEST SVCS	12.22
PO BOX 9446
MINNEAPOLIS MN 55440-9446

DAIN RAUSCHER INC FBO	9.19
RUTH C LEAR
GM LEAR IRREV LIV TRUST
440 NW ELKS DR APT 101
CORVALLIS OR 97330-3747

MORGAN STANLEY DW	8.55
ATTN: MUTUAL FUND OPERATIONS
HARBORSIDE PLAZA 3, 6TH FLOOR
JERSEY CITY, NJ 07311

NFSC LLC FEBO	9.39
ROBERT E WILLIAMS TTEE
ROBERT WILLIAMS REVOC LIV TRUST
14404 SE WEBSTER RD APT 325
PORTLAND OR 97267-1972

WEDBUSH MORGAN SECURITIES	5.56
1000 WILSHIRE BLVD
LOS ANGELES, CA 90017-2457

OREGON INTERMEDIATE MUNICIPAL BOND FUND-C

Name and Address	Percent of Shares Held at November 30, 2006
RAYMOND JAMES & ASSOC INC	7.75
FBO SAUNDERS BARNEY
880 CARILLON PKWY
ST PETERSBURG FL 33716-1100

RAYMOND JAMES & ASSOC INC	10.31
FBO WESTENHOUSE H
880 CARILLON PKWY
ST PETERSBURG FL 33716-1100

MERRILL LYNCH PIERCE FENNER & SMITH	7.01
FOR THE SOLE BENEFIT OF
ITS CUSTOMERS
ATTN: FUND ADMINISTRATOR
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246-6484

RAYMOND JAMES & ASSOC INC	6.59
FBO WESTENHOUSE H&J
880 CARILLON PKWY
ST PETERSBURG FL 33716-1100

Name and Address	Percent of Shares Held at November 30, 2006
UBS FINANCIAL SERVICES INC. FBO	13.38
BILLY J. TOWERY
1315 SW DOVER LN.
MADRAS OR 97741-8852

RAYMOND JAMES & ASSOC INC	8.45
FBO STAVANG CARL
880 CARILLON PKWY
ST PETERSBURG FL 33716-1100

RAYMOND JAMES & ASSOC INC	5.09
FBO HALVIN TRUST
880 CARILLON PKWY
ST PETERSBURG FL 33716-1100

OREGON INTERMEDIATE MUNICIPAL BOND FUND-D

Name and Address	Percent of Shares Held at November 30, 2006
DAIN RAUSCHER INC FBO	28.14
LEWIS F ROTH
LEWIS F ROTH REVOCLIVTRUST
4798 BECKER CIR SE
ALBANY OR 97322-7139

LPL FINANCIAL SERVICES	6.56
9785 TOWNE CENTRE DR
SAN DIEGO CA 92121-1968

PERSHING LLC	15.11
PO BOX 2052
JERSEY CITY NJ 07303-2052

DAIN RAUSCHER INC FBO	13.58
RUTH LEAR
RUTH C LEAR TRUST
440 NW ELKS DR APT 101
CORVALLIS OR 97330-3747

LPL FINANCIAL SERVICES	17.41
9785 TOWNE CENTRE DR
SAN DIEGO CA 92121-1968

AMERICAN ENTERPRISE INVESTMENT SVCS	5.54
PO BOX 9446
MINNEAPOLIS MN 55440-9446

AMERICAN ENTERPRISE INVESTMENT SVCS	7.48
PO BOX 9446
MINNEAPOLIS MN 55440-9446

OREGON INTERMEDIATE MUNICIPAL BOND FUND-Z

Name and Address	Percent of Shares Held at November 30, 2006
CHARLES SCHWAB & CO INC	8.29
SPECIAL CUSTODY ACCT FOR EXCLUSIVE
OF CUSTOMERS
ATTN: MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4122

REAL ESTATE EQUITY FUND-A

Name and Address	Percent of Shares Held at November 30, 2006
CHARLES SCHWAB & CO INC	27.24
SPECIAL CUSTODY ACCT FOR EXCLUSIVE
OF CUSTOMERS
ATTN: MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151

NATIONWIDE TRUST CO FSB	25.00
C/O IPO PORTFOLIO ACCOUNTING
PO BOX 182029
COLUMBUS OH 43218-2029

REAL ESTATE EQUITY FUND-D

Name and Address	Percent of Shares Held at November 30, 2006
PATTERSON & CO	9.25
1525 W WT HARRIS BLVD
CHARLOTTE, NC 28288-0001

LPL FINANCIAL SERVICES	7.14
9785 TOWNE CENTRE DRIVE
SAN DIEGO, CA 92121-1968

CITIGROUP GLOBAL MARKETS, INC.	5.48
ATTN: PETER BOOTH, 7TH FLOOR
333 W 34TH ST
NEW YORK, NY 10001-2402

REAL ESTATE EQUITY FUND-Z

Name and Address	Percent of Shares Held at November 30, 2006
CHARLES SCHWAB & CO INC	23.75
SPECIAL CUSTODY ACCT FOR EXCLUSIVE OF
CUSTOMERS
ATTN: MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151

BANK OF AMERICA NA	26.55
ATTN JOAN WRAY/FUNDS ACCOUNTING
411 N AKARD STREET
DALLAS, TX 75201-3307

SMALL CAP GROWTH FUND I – A

Name and Address	Percent of Shares Held at November 30, 2006
NFS LLC FEBO	6.03
MARY TEAGUE EX
ESTATE OF EUGENE M. CLARY
4701 POST OAK TRITT RD.
MARIETTA, GA 30062-5628

PERSHING LLC	6.12
PO BOX 2052
JERSEY CITY, NY 07303-2052

CHARLES SCHWAB & CO INC	12.55
SPECIAL CUSTODY ACCT FOR EXCLUSIVE
OF CUSTOMERS
ATTN: MUTUAL FUNDS
101 MONTGOMERY STREET
SAN FRANCISCO, CA 94104-4151

SMALL CAP GROWTH FUND I – B

Name and Address	Percent of Shares Held at November 30, 2006
LARRY D. BRYAN &	5.87
GAYLE W. BRYAN JTWROS
219 PEARL AVE
NEWPORT BEACH, CA 92662-1022

SMALL CAP GROWTH FUND I – C

Name and Address	Percent of Shares Held at November 30, 2006
FIRST CLEARING LLC	6.55
KATHY L MCNEIL IRA
FCC AS CUSTODIAN
225 91ST ST
STONE HARBOR, NJ 08247-2019

STIFEL NICOLAUS & CO INC	6.32
MARCELLA M ADKINS IRA
501 N BROADWAY
ST. LOUIS, MO 63102-2131

SMALL CAP GROWTH FUND I – Z

Name and Address	Percent of Shares Held at November 30, 2006
CHARLES SCHWAB & CO INC	20.94
SPECIAL CUSTODY ACCT FOR EXCLUSIVE OF
CUSTOMERS
ATTN: MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151

Name and Address	Percent of Shares Held at November 30, 2006
BANK OF AMERICA NA	11.59
ATTN: JOAN WRAY/FUNDS ACCOUNTING
411 N AKARD ST.
DALLAS, TX 75201-3307

STRATEGIC INVESTOR FUND-A

Name and Address	Percent of Shares Held at November 30, 2006
CHARLES SCHWAB & CO INC	10.50
SPECIAL CUSTODY A/C FOR BENFT CUST
ATTN: MUTUAL FUNDS
101 MONTGOMERY STREET
SAN FRANCISCO CA 94104-4151

STRATEGIC INVESTOR FUND-C

Name and Address	Percent of Shares Held at November 30, 2006
MERRILL LYNCH PIERCE FENNER & SMITH	5.84
FOR THE SOLE BENEFIT OF
ITS CUSTOMERS
ATTN: FUND ADMINISTRATOR
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246-6484

CITIGROUP GLOBAL MARKETS, INC	5.31%
ATTN: PETER BOOTH, 7TH FLOOR
333 W 34TH ST
NEW YORK, NY 10001-2402

STRATEGIC INVESTOR FUND-D

Name and Address	Percent of Shares Held at November 30, 2006
CITIGROUP GLOBAL MARKETS, INC.	31.04
ATTN: PETER BOOTH, 7TH FLOOR
333 W 34TH ST
NEW YORK NY 10001-2402

NFS LLC FEBO	7.71
FMT CO CUST IRA ROLLOVER
FBO JAMES S KRUEGER
389 REDFIELD PL
MORAGA, CA 94556-2514

AG EDWARDS & SONS INC CUST FBO	7.60
SHARON LOUISE GREER ROLLOVER IRA
4905 HOLLYCREST WAY
FAIR OAKS, CA 95628-5113

ROBERT W BAIRD & CO., INC.	7.18
777 EAST WISCONSIN AVENUE
MILWAUKEE, WI 53202-5300

STRATEGIC INVESTOR FUND-Z

Name and Address	Percent of Shares Held at November 30, 2006
CHARLES SCHWAB & CO INC	6.74
SPECIAL CUSTODY ACCT FOR EXCLUSIVE
OF CUSTOMERS
ATTN: MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4122

TECHNOLOGY FUND-A

Name and Address	Percent of Shares Held at November 30, 2006
MERRILL LYNCH PIERCE FENNER & SMITH	20.28
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
ATTN: FUND ADMINISTRATOR
4800 DEER LAKE DR E FL 2
JACKSONVILLE, FL 32246-6484

US BANK FBO PREMIER	6.47
PO BOX 1787
MILWAUKEE, WI 53201-1787

TECHNOLOGY FUND-B

Name and Address	Percent of Shares Held at November 30, 2006
MERRILL LYNCH PIERCE FENNER & SMITH	9.08
FOR THE SOLE BENEFIT OF CUSTOMERS
ATTN: FUND ADMINISTRATOR
4800 DEER LAKE DR E FL 2
JACKSONVILLE, FL 32246-6484

TECHNOLOGY FUND-C

Name and Address	Percent of Shares Held at November 30, 2006
MERRILL LYNCH PIERCE FENNER & SMITH	28.93
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
ATTN: FUND ADMINISTRATOR
4800 DEER LAKE DR E FL 2
JACKSONVILLE, FL 32246-6484

TECHNOLOGY FUND-D

Name and Address	Percent of Shares Held at November 30, 2006
LPL FINANCIAL SERVICES	61.61
9785 TOWNE CENTRE DR
SAN DIEGO CA 92121-1968

BANK OF AMERICA NA	12.67
THOMASVILLE HOME FURNISHINGS OF AZ
BRADLEY R CHAVEZ
13563 W GELDING DR
SURPRISE, AZ 85379-8359

Name and Address	Percent of Shares Held at November 30, 2006
SCOTTRADE INC FBO	5.93
SHEIKH A QADEER
PO BOX 31759
SAINT LOUIS, MO 63131-0759

CITIGROUP GLOBAL MARKETS, INC.	9.79
ATTN: PETER BOOTH, 7TH FLOOR
333 W 34TH ST
NEW YORK NY 10001-2402

USAA INVESTMENT MANAGEMENT CO	6.49
9800 FREDERICKSBURG RD
SAN ANTONIO TX 78288-0001

TECHNOLOGY FUND-Z

Name and Address	Percent of Shares Held at November 30, 2006
CHARLES SCHWAB & CO INC	34.45
SPECIAL CUSTODY ACCT FOR EXCLUSIVE
OF CUSTOMERS
ATTN: MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151

VANGUARD FIDUCIARY TRUST COMPANY	15.44
COLUMBIA TECHNOLOGY FUND
PO BOX 2600
VALLEY FORGE, PA 19482-2600

Proxy Voting Policies and Fund Proxy Voting Record

Each Fund has delegated to the Advisor the responsibility to vote proxies relating to portfolio securities held by the Fund. In deciding to delegate this responsibility to the Advisor, the Board of Trustees of the Funds reviewed and approved the policies and procedures adopted by the Advisor. These included the procedures that the Advisor follows when a vote presents a conflict between the interests of a Fund and its shareholders and the Advisor, its affiliates, its other clients or other persons.

The Advisor’s policy is to vote all proxies for Fund securities in a manner considered by the Advisor to be in the best interest of the Fund and its shareholders without regard to any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor examines each proposal and votes against the proposal, if, in its judgment, approval or adoption of the proposal would be expected to impact adversely the current or potential market value of the issuer’s securities. The Advisor also examines each proposal and votes the proxies against the proposal, if, in its judgment, the proposal would be expected to affect adversely the best interest of the Fund. The Advisor determines the best interest of the Fund in light of the potential economic return on the Fund’s investment.

The Advisor addresses potential material conflicts of interest by having predetermined voting guidelines. For those proposals that require special consideration or in instances where special circumstances may require varying from the predetermined guideline, the Advisor’s Proxy Committee determines the vote in the best interest of a Fund, without consideration of any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor’s Proxy Committee is composed of representatives of the Advisor’s equity investments, equity research, compliance, legal and fund administration functions. In addition to the responsibilities described above, the Proxy Committee has the responsibility to review, on a semi-annual basis, the Advisor’s proxy voting policies to ensure consistency with internal and regulatory agency policies and to develop additional predetermined voting guidelines to assist in the review of proxy proposals.

The Proxy Committee may vary from a predetermined guideline if it determines that voting on the proposal according to the predetermined guideline would be expected to impact adversely the current or potential market value of the issuer’s securities or to affect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client’s investment. In determining the vote on any proposal, the Proxy Committee does not consider any benefit other than benefits to the owner of the securities to be voted. A member of the Proxy Committee is prohibited from voting on any proposal for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal. Persons making recommendations to the Proxy Committee or its members are required to disclose to the Committee any relationship with a party making a proposal or other matter known to the person that would create a potential conflict of interest.

The Advisor has retained Institutional Shareholder Services (“ISS”), a third party vendor, to implement its proxy voting process. ISS provides proxy analysis, record keeping services and vote disclosure services.

The Advisor’s proxy voting guidelines and procedures are included in this SAI as Appendix I. In accordance with SEC regulations, each Fund’s proxy voting record for the last twelve-month period ended June 30 has been filed with the SEC. You may obtain a copy of each Fund’s proxy voting record (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission’s website at www.sec.gov; and (iii) without charge, upon request, by calling 800-368-0346.

DISCLOSURE OF PORTFOLIO INFORMATION

The Board of Trustees of the Columbia funds have adopted policies with respect to the disclosure of the funds’ portfolio holdings by the funds, the Advisor, or their affiliates. These policies provide that the Funds’ portfolio holdings information generally may not be disclosed to any party prior to (1) the day next following the posting of such information on the Funds’ website at www.columbiafunds.com, (2) the day next following the filing of the information with the SEC in a required filing, or (3) for money market funds, such information is publicly available to all shareholders upon request on the fifth business day after each calendar month-end. Certain limited exceptions pursuant to the Funds’ policies are described below. The Trustees shall be updated as needed regarding the Funds’ compliance with the policies, including information relating to any potential conflicts of interest between the interests of a Fund’s shareholders and those of the Advisor and its affiliates. The Funds’ policies prohibit the Advisor and the Funds’ other service providers from entering into any agreement to disclose Fund portfolio holdings information in exchange for any form of consideration. These policies apply to disclosures to all categories of persons, including, without limitation, individual investors, institutional investors, intermediaries that distribute the Funds’ shares, third-party service providers, rating and ranking organizations and affiliated persons of the Funds.

Public Disclosures

Each Fund’s portfolio holdings are currently disclosed to the public through required filings with the SEC and, for equity and fixed income funds, on the Fund’s website at www.columbiafunds.com. Each Fund files its portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semi-annual period) and Form N-Q (with respect to the first and third quarters of a Fund’s fiscal year). Shareholders may obtain a Fund’s Forms N-CSR and N-Q filings on the SEC’s website at www.sec.gov. In addition, a Fund’s Forms N-CSR and N-Q filings may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the public reference room.

The equity and fixed income Columbia funds also currently make portfolio information publicly available at www.columbiafunds.com, as disclosed in the following table:

Type of Fund	Information Provided	Frequency of Disclosure	Date of Web Posting
Equity Funds	Full portfolio holdings information.	Monthly	30 calendar days after month-end.

Fixed Income Funds	Full portfolio holdings information.	Quarterly	60 calendar days after the quarter-end

The scope of the information provided relating to a Fund’s portfolio that is made available on the website may change from time to time without prior notice.

For Columbia money market funds, a complete list of a Fund’s portfolio holdings shall be publicly available on a monthly basis on the fifth business date after month-end. Shareholders may request such information by writing or calling the Funds’ distributor, Columbia Management Distributors, at 800-426-3750, One Financial Center, Boston, Massachusetts 02111-2621.

A Fund, the Advisor or their affiliates may include portfolio holdings information that has already been made public through a web posting or SEC filing in marketing literature and other communications to shareholders, advisors or other parties, provided that the information is disclosed no earlier than the day after the date the information is disclosed publicly.

Other Disclosures

Each Fund’s policies provide that non-public disclosures of a Fund’s portfolio holdings may be made if (1) the Fund has a legitimate business purpose for making such disclosure, (2) the Fund’s chief executive officer authorizes such non-public disclosure of information, and (3) the party receiving the non-public information enters into a confidentiality agreement, which includes a duty not to trade on the non-public information.

Each Fund periodically discloses its portfolio information on a confidential basis to various service providers that require such information in order to assist the Fund with its day-to-day business affairs. In addition to the Advisor and its affiliates, these service providers include any sub-custodians of the Fund’s securities, the Fund’s independent registered public accounting firm, legal counsel, and financial printer, currently Bowne, Inc., and the Funds’ proxy voting service, currently ISS. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Funds. A Fund may also disclose portfolio holdings information to broker/dealers and certain other entities related to potential transactions and management of the Fund, provided that reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information.

Certain clients of the Funds’ investment adviser may follow a strategy similar to that of a Fund, and have access to portfolio holdings information for their account. It is possible that such information could be used to infer portfolio holdings information relating to the Fund.

INVESTMENT ADVISORY AND OTHER SERVICES PROVIDED BY AFFILIATES

Pursuant to the investment advisory contract, the Advisor provides research, advice, and supervision with respect to investment matters and determines which securities to purchase or sell and what portion of each Fund’s assets to invest.

The Advisor provides office space and pays all executive salaries and executive expenses of each Fund. Each Fund assumes its costs relating to corporate matters, cost of services to shareholders, transfer and dividend paying agent fees, custodian fees, legal and auditing expenses, disinterested Trustee fees, taxes and governmental fees, interest, brokers’ commissions, transaction expenses, cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase, or redemption of its shares, expenses of registering or qualifying its shares for sale, transfer taxes, and all other expenses of preparing its registration statement, prospectuses, and reports.

Information regarding the advisory fee payable to the Advisor including any waivers or offsets applicable to such Fund is set forth in the prospectus for each Fund.

The advisory fee for the following Funds is calculated as a percentage of net assets that declines as net assets increase and is as follows:

Balanced Fund	0.50% of the Fund’s net assets

Mid Cap Growth Fund	0.820% of the Fund’s first $500 million of net assets;
0.750% of next $500 million of net assets;
0.720% of next $500 million of net assets; and
0.670% of net assets in excess of $1.5 billion.

Small Cap Growth Fund I	0.870% of the Fund’s first $500 million of net assets;
0.820% of next $500 million of net assets; and
0.770% of net assets in excess of $1 billion.

Real Estate Fund	0.75% of the Fund’s net assets

Technology Fund	0.870% of the Fund’s first $500 million of net assets;
0.820% of next $500 million of net assets; and
0.770% of net assets in excess of $1 billion.

Strategic Investor Fund	0.75% of the Fund’s net assets

Oregon Intermediate Municipal Bond Fund	0.50% of the Fund’s net assets

Conservative High Yield Fund	0.600% of the Fund’s first $500 million of net assets;
0.550% of next $500 million of net assets;
0.520% of next $500 million of net assets; and
0.490% of net assets in excess of $1.5 billion.

Advisory fees paid by each of the Funds for each of the last three fiscal years were as follows:

Fund	2006	2005	2004
Mid Cap Growth Fund	$7,016,122	$6,887,146	$8,813,801
Small Cap Growth Fund I	$1,815,993	$2,723,457	$7,019,787
Real Estate Fund	$5,226,464	$6,719,241	$7,214,201
Technology Fund	$1,211,629	$407,571	$361,947
Strategic Investor Fund	$3,599,377	$3,612,063	$2,576,915
Balanced Fund	$1,364,296	$1,963,794	$3,002,434
Oregon Intermediate Municipal Bond Fund	$1,993,389	$2,132,126	$2,338,697
Conservative High Yield Fund	$7,197,315	$9,467,680	$10,523,463

Columbia Management Services, Inc. (“CMS”) acts as transfer agent, dividend disbursing agent and shareholders’ servicing agent for the Funds. Its address is P.O. Box 8081, Boston, Massachusetts 02266-8081. Under the agreement with CMS, CMS provides transfer agency, dividend disbursing agency and shareholders’ servicing agency services to the Funds (and has retained Boston Financial Data Services, Inc. to assist it). Effective April 1, 2006, each Fund pays CMS a fee of $17.00 per account per annum, payable monthly for transfer agency services. In addition, each Fund may pay CMS the fees and expenses it pays to third-party dealer firms that maintain omnibus accounts with the Fund, subject to a cap equal to 0.11% of the Fund’s net assets represented by the account. Effective October 1, 2006, each Fund may pay CMS the fees and expenses it pays to dealer firms that maintain omnibus accounts with the Fund, subject to a cap equal to 0.11% of the Fund’s net assets represented by the account. Each Fund will also pay certain reimbursable out-of-pocket expenses to CMS, and CMS may also retain as additional compensation for its services revenues for fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcripts due CMS from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts CMS maintains in connection with its services to the Fund.

For the period November 1, 2005 to March 31, 2006 the Funds paid CMS fees under a similar transfer agent, dividend disbursing agent and shareholders’ servicing agent agreement that consisted of the same terms except that the fee was $15.23 per account per annum, payable monthly. The transfer agent fees paid to CMS for the fiscal year ended August 31, 2006 under each transfer agent agreement were $715,908 for the Mid Cap Growth Fund, $311,030 for the Small Cap Growth Fund I, $723,456 for the Real Estate Fund, $178,866 for the Technology Fund, $642,607 for the Strategic Investor Fund, $291,742 for the Balanced Fund, $153,060 for the Oregon Intermediate Municipal Bond Fund and $1,068,900 for the Conservative High Yield Fund. For the period September 1, 2005 through October 31, 2006, the Transfer Agent voluntarily waived a portion of its fees for each Fund with the exception of the Real Estate Fund.

The Funds have entered into an Administrative Agreement and a Pricing and Bookkeeping Agreement with the Advisor, pursuant to which the Advisor performs certain administrative and pricing and bookkeeping services for the Funds. The Advisor has delegated responsibility for certain of these administrative and pricing and bookkeeping services to State Street Bank and Trust Company (“State Street”).

For services provided under the Pricing and Bookkeeping Agreement, each Fund will pay to the Advisor, or to such other person(s) as the Advisor may direct, an annual fee, payable monthly, consisting of: (i) for fund accounting services, $25,000 plus an additional monthly fee based on the Fund’s net asset value (“Fund Accounting Fee”); and (ii) for financial reporting services, $13,000 (“Financial Reporting Fee”). Additionally, each Fund will bear certain reimbursable costs and expenses as provided in the Administrative Agreement and the Pricing and Bookkeeping Agreement. The aggregate Fund Accounting Fee and Financial Reporting Fee payable pursuant to the Pricing and Bookkeeping Agreement shall not exceed $140,000 annually.

Prior to May 1, 2006, the Funds were party to different administrative and pricing and bookkeeping agreements with the Advisor, both of which agreements provided the Funds with substantially similar services for substantially similar fees.

The amount paid under the Administrative Agreement and the Pricing and Bookkeeping Agreement by each of the Funds during the Funds’ fiscal year ended August 31, 2006 was $161,463 for the Mid Cap Growth Fund, $91,805 for the Small Cap Growth Fund I, $154,748 for the Real Estate Equity Fund, $81,454 for the Technology Fund, $141,949 for the Strategic Investor Fund, $124,700 for the Balanced Fund, $146,712 for the Oregon Intermediate Municipal Bond Fund and $179,704 for the Conservative High Yield Fund.

Until November 1, 2005, the Advisor performed certain pricing, bookkeeping and administrative services for the Funds pursuant to a Pricing, Bookkeeping and Fund Administration Agreement (the “Agreement”). Under the terms of the Agreement, the Advisor (a) provided fund accounting and financial reporting oversight of State Street Bank & Trust Company, who provided the daily fund accounting and financial reporting services; (b) maintained and preserved in a secure manner the accounting records of the Funds; (c) provided fund administration, including daily prospectus, investment restrictions and 1940 Act compliance review, tax and distribution management, expense budgeting, performance reporting and statistical analysis, and board reporting; and (d) provided disaster planning. For the services rendered by the Advisor, each Fund agreed to pay a minimum of $25,000 plus two basis points for fund accounting and $19,965 for financial reporting, with a maximum combined fee of $150,000. The Advisor was also entitled to be compensated for certain out-of-pocket expenses.

Columbia Management Distributors, Inc. (formerly known as Columbia Funds Distributor, Inc.) (“CMD”), a registered securities broker and a member of the National Association of Securities Dealers, Inc., whose address is One Financial Center Boston, MA 02111-2621, is the principal underwriter for the Funds, and is authorized under a distribution agreement with each Fund to sell shares of the Fund. CMD has no obligation to buy the Funds’ shares, and purchases the Funds’ shares only upon receipt of orders from authorized financial services firms (“FSFs”) or investors.

For the fiscal years ended August 31, 2006, August 31, 2005 and August 31, 2004, the following sales charges were paid by shareholders in respect to Class A and T shares:

	Class A			Class T
	2006	2005	2004	2006	2005	2004
Mid Cap Growth Fund	$113,195	$53,881	$58,047	$1,091	$1,207	$1,845
Small Cap Growth Fund I	$33,310	—	—	—	—	—
Real Estate Equity Fund	$100,618	$179,691	$212,798	—	—	—
Technology Fund	$653,699	$61,122	$48,422	—	—	—
Strategic Investor Fund	$597,072	$1,005,634	$652,526	—	—	—
Balanced Fund	$26,097	$23,727	$26,350	—	—	—
Oregon Intermediate Municipal Bond Fund	$12,008	$17,407	$18,602	—	—	—
Conservative High Yield Fund	$73,487	$248,195	$790,974	—	—	—

For the fiscal years ended August 31, 2006, August 31, 2005 and August 31, 2004, CMD, as Distributor, retained the following fees:

	Mid Cap Growth Fund Class A Shares Fiscal year ended,
	2006	2005	2004
Aggregate initial sales charges on Fund share sales	$113,195	$53,881	$58,047

Initial sales charges retained by CMD	$17,995	$8,640	$9,271

Aggregate contingent deferred sales charges (CDSC) On Fund redemptions retained by CMD	$67	$0	$0

	Class B Shares Fiscal year ended,
	2006	2005	2004
Aggregate CDSC on Fund redemptions retained by CMD	$12,977	$12,755	$12,291

	Class C Shares Fiscal year ended,
	2006	2005	2004*
Aggregate CDSC on Fund redemptions retained by CMD	$1,450	$774	$264

	Class D Shares Fiscal year ended,
	2006	2005	2004
Aggregate CDSC on Fund redemptions retained by CMD	$10	$14	$21

	Class R Shares** Fiscal year ended,
	2006	2005	2004
Aggregate CDSC on Fund redemptions retained by CMD	$0	N/A	N/A

	Class T Shares Fiscal year ended,
	2006	2005	2004
Aggregate initial sales charges on Fund share sales	$1,091	$1,208	$1,845
Initial sales charges retained by CMD	$158	$185	$0
Aggregate contingent deferred sales charges (CDSC) On Fund redemptions retained by CMD	$0	$0	$0

	Class G Shares Fiscal year ended,
	2006	2005	2004
Aggregate CDSC on Fund redemptions retained by CMD	$1,229	$1,030	$2,954

*	Class C shares were initially offered on October 13, 2003.
**	Class R shares were initially offered on January 23, 2006.

	Small Cap Growth Fund* Class A Shares Fiscal year ended,
	2006	2005	2004
Aggregate initial sales charges on Fund share sales	$33,310	N/A	N/A
Initial sales charges retained by CMD	$5,361	N/A	N/A
Aggregate contingent deferred sales charges (CDSC) On Fund redemptions retained by CMD	$100	N/A	N/A

	Class B Shares Fiscal year ended,
	2006	2005	2004
Aggregate CDSC on Fund redemptions retained by CMD	$3,371	N/A	N/A

	Class C Shares Fiscal year ended,
	2006	2005	2004
Aggregate CDSC on Fund redemptions retained by CMD	$100	N/A	N/A

*	Class A, B and C shares were initially offered on November 1, 2005.

	Real Estate Equity Fund Class A Shares Fiscal year ended,
	2006	2005	2004
Aggregate initial sales charges on Fund share sales	$100,618	$179,691	$212,798
Initial sales charges retained by CMD	$15,313	$27,593	$32,403
Aggregate contingent deferred sales charges (CDSC) On Fund redemptions retained by CMD	$46	$1,889	$25,000

	Class B Shares Fiscal year ended,
	2006	2005	2004
Aggregate CDSC on Fund redemptions retained by CMD	$48,618	$41,433	$23,444

	Class C Shares Fiscal year ended,
	2006	2005	2004*
Aggregate CDSC on Fund redemptions retained by CMD	$1,742	$1,002	$2,004

	Class D Shares Fiscal year ended,
	2006	2005	2004
Aggregate CDSC on Fund redemptions retained by CMD	$278	$353	$4,273

*	Class C shares were initially offered on October 13, 2003.

	Technology Fund Class A Shares Fiscal year ended,
	2006	2005	2004
Aggregate initial sales charges on Fund share sales	$653,699	$61,122	$48,422
Initial sales charges retained by CMD	$94,620	$9,699	$8,022
Aggregate contingent deferred sales charges (CDSC) On Fund redemptions retained by CMD	$4,908	$0	$0

	Class B Shares Fiscal year ended,
	2006	2005	2004
Aggregate CDSC on Fund redemptions retained by CMD	$16,901	$22,029	$40,538

	Class C Shares* Fiscal year ended,
	2006	2005	2004
Aggregate CDSC on Fund redemptions retained by CMD	$12,871	$1,437	$883

	Class D Shares Fiscal year ended,
	2006	2005	2004
Aggregate CDSC on Fund redemptions retained by CMD	$0	$0	$11

*	Class C shares were initially offered on October 13, 2003.

	Strategic Investor Fund Class A Shares Fiscal year ended,
	2006	2005	2004
Aggregate initial sales charges on Fund share sales	$597,072	$1,005,634	$652,526

Initial sales charges retained by CMD	$102,364	$157,605	$93,760

Aggregate contingent deferred sales charges (CDSC) On Fund redemptions retained by CMD	$224	$3,199	$487

	Class B Shares Fiscal year ended,
	2006	2005	2004
Aggregate CDSC on Fund redemptions retained by CMD	$116,777	$93,114	$26,530

	Class C Shares Fiscal year ended,
	2006	2005	2004*
Aggregate CDSC on Fund redemptions retained by CMD	$9,822	$3,229	$1,230

	Class D Shares Fiscal year ended,
	2006	2005	2004
Aggregate CDSC on Fund redemptions retained by CMD	$20	$0	$12

*	Class C shares were initially offered on October 13, 2003.

	Balanced Fund Class A Shares Fiscal year ended,
	2006	2005	2004
Aggregate initial sales charges on Fund share sales	$26,097	$23,727	$26,350

Initial sales charges retained by CMD	$4,107	$3,854	$4,251

Aggregate contingent deferred sales charges (CDSC) On Fund redemptions retained by CMD	$17	$0	$0

	Class B Shares Fiscal year ended,
	2006	2005	2004
Aggregate CDSC on Fund redemptions retained by CMD	$32,220	$21,461	$15,155

	Class C Shares Fiscal year ended,
	2006	2005	2004*
Aggregate CDSC on Fund redemptions retained by CMD	$298	$157	$282

	Class D Shares Fiscal year ended,
	2006	2005	2004
Aggregate CDSC on Fund redemptions retained by CMD	$0	$0	$9

*	Class C shares were initially offered on October 13, 2003.

	Oregon Intermediate Municipal Bond Fund Class A Shares Fiscal year ended,
	2006	2005	2004
Aggregate initial sales charges on Fund share sales	$12,008	$17,407	$18,602
Initial sales charges retained by CMD	$1,078	$2,191	$2,240
Aggregate contingent deferred sales charges (CDSC) On Fund redemptions retained by CMD	$0	$0	$0

	Class B Shares Fiscal year ended,
	2006	2005	2004
Aggregate CDSC on Fund redemptions retained by CMD	$5,030	$1,561	$9,564

	Class C Shares Fiscal year ended,
	2006	2005	2004*
Aggregate CDSC on Fund redemptions retained by CMD	$50	$222	$685

	Class D Shares Fiscal year ended,
	2006	2005	2004
Aggregate CDSC on Fund redemptions retained by CMD	$0	$0	$119

*	Class C shares were initially offered on October 13, 2003.

	Conservative High Yield Fund Class A Shares Fiscal year ended,
	2006	2005	2004
Aggregate initial sales charges on Fund share sales	$73,487	$248,195	$790,974
Initial sales charges retained by CMD	$8,932	$32,709	$96,270
Aggregate contingent deferred sales charges (CDSC) On Fund redemptions retained by CMD	$0	$23,132	$66,541

	Class B Shares Fiscal year ended,
	2006	2005	2004
Aggregate CDSC on Fund redemptions retained by CMD	$313,407	$325,296	$297,129

	Class C Shares Fiscal year ended,
	2006	2005	2004*
Aggregate CDSC on Fund redemptions retained by CMD	$3,971	$5,183	$32,727

	Class D Shares Fiscal year ended,
	2006	2005	2004
Aggregate CDSC on Fund redemptions retained by CMD	$1,145	$1,389	$39,786

*	Class C shares were initially offered on October 13, 2003.

The Advisor and CMS are wholly owned subsidiaries of Columbia Management Group, LLC. CMD is a wholly owned subsidiary of the Advisor. Bank of America and its affiliates provide a wide range of banking, financial, and investment products and services to individuals and businesses. Their principal activities include customer and commercial banking, mortgage lending and servicing, trust administration, investment management, retirement plan services, brokerage and clearing services, securities underwriting, private and corporate financing and advisory activities, and insurance services.

PORTFOLIO TRANSACTIONS

Each Fund, other than the Strategic Investor Fund, will not generally invest in securities for short-term capital appreciation but, when business and economic conditions, market prices, or the Fund’s investment policy warrant, individual security positions may be sold without regard to the length of time they have been held. This may result in a higher portfolio turnover rate and increase a Fund’s transaction costs, including brokerage commissions. To the extent short-term trades result in gains on securities held less than one year, shareholders will be subject to taxes at ordinary income rates. See “TAXES” in this Statement of Additional Information.

The Funds may purchase their portfolio securities through a securities broker and pay the broker a commission, or they may purchase the securities directly from a dealer which acts as principal and sells securities directly for its own account without charging a commission. The purchase price of securities purchased from dealers serving as market makers will include the spread between the bid and asked prices. The Funds may also purchase securities from underwriters, the price of which will include a commission or discount paid by the issuer to the underwriter. There is generally no stated commission in the case of fixed income securities that are traded in the over-the-counter market, but the price paid by a Fund usually includes an undisclosed dealer commission or mark-up.

Prompt execution of orders at the most favorable price will be the primary consideration of the Funds in transactions where fees or commissions are involved. Additional factors considered by the Advisor in selecting brokers to execute a transaction include the: (i) professional capability of the executing broker and the value and quality of the brokerage services provided; (ii) size and type of transaction; (iii) timing of transaction in the context of market prices and trends; (iv) nature and character of markets for the security to be purchased or sold; (v) the broker’s execution efficiency and settlement capability; (vi) the broker’s experience and financial stability and the execution services it renders to the Advisor on a continuing basis; and (vii) reasonableness of commission. The Funds recently adopted policies prohibiting a Fund from directing commissions to any broker-dealer for sale of the Fund’s shares.

Research, statistical, and other services offered by the broker also may be taken into consideration in selecting broker-dealers. These services may include: advice concerning the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or the purchasers or sellers of securities; and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategies, and performance of accounts. A commission in excess of the amount of a commission another broker or dealer would have charged for effecting a transaction may be paid by a Fund if the Advisor determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided, viewed in terms of either that particular transaction or management’s overall responsibilities with respect to the Fund.

The Advisor receives a significant amount of proprietary research from a number of brokerage firms, in most cases on an unsolicited basis. The Advisor does not make any commitments to allocate brokerage for proprietary research. The value of that research, however, is considered along with other factors in the selection of brokers. This research is considered supplemental to the Advisor’s own internal research and does not, therefore, materially reduce the overall expenses incurred by the Advisor for its research. On a semi-annual basis, the Advisor’s research analysts and portfolio managers participate in a detailed internal survey regarding the value of proprietary research and the skills or contributions made by the various brokerage analysts to the Advisor’s investment process. Firms are then confidentially ranked based on that survey. Brokerage allocations are then made, as much as reasonably possible, based on those rankings.

The Advisor may use a Fund’s commissions to acquire third party research or products that are not available through its full-service brokers. In these arrangements, the Advisor pays an executing broker a commission equal to the average rate paid on all other trades and achieves what it believes is best execution on the trade. The executing broker then uses a portion of the commission to pay for a specific research service or product provided to the Advisor. Proposed research to be acquired in this manner must be approved by the Advisor’s Soft Dollar Committee which is responsible for determining that the research provides appropriate assistance to the Advisor in connection with its investment management of the Funds and that the price paid with broker commissions is fair and reasonable.

The receipt of proprietary and third party research services or products from brokers or dealers might be useful to the Advisor and its affiliates in rendering investment management services to the Funds or other clients. Conversely, research provided by brokers or dealers who have executed orders on behalf of other clients of the Advisor and its affiliates might be useful to the Advisor in carrying out its obligations to a Fund.

Total brokerage commissions paid (agency only) by each of the respective Funds for each of the last three fiscal years were:

Fund	2006	2005	2004
Mid Cap Growth Fund	$1,235,496	$2,899,948	$4,568,079
Small Cap Growth Fund I	$597,596	$2,830,330	$4,182,561
Real Estate Equity Fund	$488,701	$999,372	$1,006,065
Balanced Fund	$316,029	$747,893	$1,984,251
Technology Fund	$1,456,883	$923,686	$1,103,735
Strategic Investor Fund	$933,338	$1,779,252	$1,457,139
Oregon Intermediate Municipal Bond Fund	$0	$1,254	$0

No agency brokerage commissions were paid by the Conservative High Yield Fund, during the last fiscal three years. No agency brokerage commissions were paid by the Oregon Intermediate Municipal Bond Fund during 2004 or 2006. Of the commissions paid in 2006, the Mid Cap Growth Fund paid $155,828, the Small Cap Growth Fund I paid $23,539, the Balanced Fund paid $38,829, the Real Estate Fund paid $34,537, the Strategic Investor Fund paid $60,423, and the Technology Fund paid $110,446 to acquire third-party research or products.

At August 31, 2006, the Funds held securities of their regular brokers or dealers as set forth below:

Fund	Broker/Dealer	Value
Mid Cap Growth Fund	NONE

Small Cap Growth Fund I	NONE

Real Estate Equity Fund	NONE

Technology Fund	NONE

Strategic Investor Fund	CITIGROUP, INC.	$8,873,130

	JP MORGAN CHASE & CO.	$6,629,832

	MERRILL LYNCH & CO, INC.	$3,257,379

Balanced Fund	GOLDMAN SACHS	$365,265

Oregon Intermediate Municipal Bond Fund	NONE

Conservative High Yield Fund	NONE

Provided each Fund’s Board of Trustees is satisfied that the Fund is receiving the most favorable price and execution available, the Advisor may consider the sale of the Fund’s shares as a factor in the selection of brokerage firms to execute its portfolio transactions. The placement of portfolio transactions with brokerage firms who sell shares of a Fund is subject to rules adopted by the National Association of Securities Dealers, Inc. The Advisor may use research services provided by and allocate purchase and sale orders for portfolio securities to certain financial institutions, including, to the extent permitted by law or order of the SEC, financial institutions that are affiliated with the Advisor, if the Advisor believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. During the years listed, the Funds periodically used Fleet Institutional Trading, an affiliated broker-dealer of the Advisor that was disbanded in 2004, to execute purchase and sale orders. During 2004 and 2005, the Funds periodically used W.R. Hambrecht, an affiliated broker-dealer of the Advisor, to execute purchase and sale orders. During 2005, the Funds periodically used Bank of America Securities, an affiliated broker dealer of the Advisor, to execute purchase and sale orders.

The aggregate dollar amount of brokerage commissions paid to Fleet Institutional Trading for fiscal year 2004 is as follows:

Fund	2004
Balanced Fund	$0
Strategic Investor Fund	$5,125

The aggregate dollar amount of brokerage commissions paid to W.R. Hambrecht for the fiscal year 2004 is as follows:

Fund	2004
Small Cap Growth Fund I	$1,365
Mid Cap Growth Fund	$9,785
Growth Fund	$25,250
Strategic Investor Fund	$1,500

The Funds paid no brokerage commissions to W.R. Hambrecht or Bank of America Securities in fiscal year 2005 or fiscal year 2006.

For the past three years, the aggregate dollar amount of purchase and sale transactions and total broker commissions were less than 1% of each Fund’s total purchase and sale transactions and broker commissions. In addition to agency transactions, the Funds may purchase securities from an underwriting syndicate in which an affiliate is a member of the underwriting syndicate. Such trades will be executed in accordance with the rules and regulations of the 1940 Act, as well as procedures adopted by the Funds.

Buy and sell orders of a Fund may be aggregated by the Advisor with other trades made at the regional trading desk at which the trade is completed with those of other Funds or accounts or other investment pools managed by the Advisor or affiliates of the Advisor to achieve best execution, and, on the average, lower brokerage commission costs. Orders are aggregated only if the Advisor, in the exercise of its investment discretion, believes such aggregation is consistent with its duty to seek best execution and if each client involved in the order is treated fairly and on an equitable basis. Each client that participates in an aggregated order will typically participate at the average share price for all transactions in that order, with all transaction costs shared on a pro rata basis. Absent unusual circumstances, an aggregated order that is only partially completed by the Advisor will be allocated to each client on a pro rata basis based on the percentage of the combined order actually filled. Notwithstanding the above, the Advisor may execute buy and sell orders for clients and take action in performance of its duties with respect to any of its clients that may differ from actions taken with respect to another client with similar investment policies and objectives, so long as the Advisor shall, to the extent practical, allocate investment opportunities to clients over a period of time on a fair and equitable basis and in accordance with applicable law.

Allocations among accounts managed by the Advisor of investments in initial and secondary public offerings (“IPOs and “SPOs,” jointly “POs”) are made pursuant to Guidelines (the “Guidelines”) established by the Advisor. The Guidelines establish which accounts are eligible to participate in a particular PO and what level of participation is permitted. After eligible accounts are identified, each manager receives, on behalf of his or her accounts, a pro rata share of such allocation. The allocation by the manager among his or her accounts is further divided among such accounts on a pro rata basis. A manager may decline to participate in an offering, or may elect to not have all accounts participate, even if his or her accounts are eligible to participate pursuant to the guidelines if he or she believes that the PO is not appropriate for his or her accounts or an individual account. A manager who declines to participate must document the basis of his or her decision not to participate. Over time, allocations to eligible accounts for which an PO opportunity is appropriate will be made on a fair and equitable basis.

The Advisor, CMD and the Funds maintain a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act (the “Ethics Code”) that sets forth general and specific standards relating to the securities trading activities of all their employees. The Ethics Code does not prohibit employees from purchasing securities that may be purchased or held by the Funds, but is intended to ensure that all employees conduct their personal transactions in a manner that does not interfere with the portfolio transactions of the Funds or the Advisor’s other clients or take unfair advantage of their relationship with the Advisor. The specific standards in the Ethics Code include, among others, a requirement that trades of all access persons be pre-cleared; a prohibition on investing in initial public offerings; required pre-approval of an investment in private placements; a prohibition on portfolio managers trading in a security five business days before or after a trade in the same security by an account over which the manager exercises investment discretion; and a prohibition on realizing any profit on the trading of a security held less than 60 days. Certain securities and transactions, such as U.S. Treasuries and purchases of options on securities indexes or securities under an automatic dividend reinvestment plan, are exempt from the restrictions in the Ethics Code because they present little or no potential for abuse. In addition to the trading restrictions, the Ethics Code contains reporting obligations that are designed to ensure compliance and allow the Advisor’s Ethics Committee to monitor that compliance.

The Advisor and the Funds have also adopted an Insider Trading Policy. The Insider Trading Policy prohibits any employee from trading, either personally or on behalf of others (including a client account), on the basis of material nonpublic information. All employees are required to certify each year that they have read and complied with the provisions of the Ethics Code and the Insider Trading Policy.

CAPITAL STOCK AND OTHER SECURITIES

Each Fund is a series of a Massachusetts business trust and, prior to reorganization as such, was a corporation organized in the year set forth below opposite its name.

Fund	Date
Mid Cap Growth Fund	1985
Small Cap Growth Fund I	1996
Real Estate Fund	1994
Technology Fund	2000
Strategic Investor Fund	2000
Balanced Fund	1991
Oregon Intermediate Municipal Bond Fund	1984
Conservative High Yield Fund	1993

Each Fund offers some or all of the following classes of shares pursuant to a Rule 18f-3 Plan (the “Plan”) adopted by the Trustees in accordance with the 1940 Act: Class A, B, C, D, G, T and Z. Shares of each class of a Fund represent an equal pro rata interest in the Fund and, generally, have identical voting, dividend, liquidation, and other relative rights, preferences, limitations, and terms and conditions, except that: (1) each class has a different designation, (2) each class of shares bears any expenses attributable to a class as set forth in the Plan and the relevant Prospectus, (3) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to it or its distribution and service plan adopted under Rule 12b-1, if any, and (4) each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. In addition, each class has the particular features described below. The differences among the classes of the Funds are subject to change by action of the Board of Trustees of each Fund and to the extent permitted by the 1940 Act and each Fund’s declaration of trust and bylaws. All issued and outstanding shares of a Fund are fully paid and nonassessable. Shares have no preemptive rights. Fractional shares have the same rights proportionately as full shares. The shares of a Fund do not have cumulative voting rights, which means that the holders of more than 50 percent of the shares of the Fund, voting for the election of Trustees, can elect all the Trustees.

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the declaration of trust disclaims shareholder liability for acts or obligations of the Funds and the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by a Fund or the Trustees. The declaration of trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of a Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances (which are considered remote) in which a Fund would be unable to meet its obligations and the disclaimer was inoperative. The risk of a particular Fund incurring financial loss on account of another series of the Trust is also believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and the other series was unable to meet its obligations.

Except as indicated in Appendix II, Class G shares of a Fund automatically convert into Class T shares of the same Fund after eight years. Class B shares automatically convert into Class A shares of the same Fund at the time disclosed in the relevant Fund’s Prospectus for Class A, B, C and D shares.

Shares of Class A, D and T shares are offered with a front-end sales charge, payable at the time of purchase, unless waived as set forth in the Prospectus for such Fund. Class B, C and G shares are offered without a front-end sales charge, but are subject to a contingent deferred sales charge depending on the length of time the shares are held. Class A, C, D and T shares held for fewer than 12 months after purchase are subject to a 1.00% contingent deferred sales charge. A detailed description of these various sales charges can be found in the Prospectus for the relevant class. Class T shares received in connection with a fund merger are subject to a contingent deferred sales charge if redeemed within 12 months of the original purchase.

Any reference to the phrase “vote of a majority of the outstanding voting securities of the Fund” means the vote at any meeting of shareholders of a Fund of (i) 67 percent or more of the shares present or represented by proxy at the meeting, if the holders of more than 50 percent of the outstanding shares are present or represented by proxy, or (ii) more than 50 percent of the outstanding shares, whichever is less.

DISTRIBUTION AND SERVICING

Rule 12b-1 Distribution Plan

The Trustees have approved a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”) for the Funds’ Class A, B, C, D, G and R shares. Under the 12b-1 Plan, each Fund pays CMD a monthly service fee at an annual rate of up to 0.25% of the Fund’s net assets attributed to Class A, B, C and D shares. Each Fund (other than the Strategic Investor Fund and the Oregon Intermediate Municipal Bond Fund) may also pay CMD monthly a distribution fee at an annual rate of 0.10% of the Fund’s daily net assets attributed to Class A shares, and each Fund may pay up to 0.75% of the Fund’s average daily net assets attributable to Class B, C and D shares. The Mid Cap Growth Fund may pay up to 0.50% of the Fund’s daily net assets attributable to Class R shares. The Funds’ Board of Trustees currently limits payments under the 12b-1 Plan for Class A shares to 0.25% annually. Also under the 12b-1 Plan, the Mid Cap Growth Fund pays CMD a monthly service fee at an annual rate of up to 0.50% of the Fund’s net assets attributed to Class G shares, made up of up to 0.25% for certain shareholder services (“Shareholder Liaison Services”) and up to 0.25% for administrative services (“Administrative Support Services”). The Mid Cap Growth Fund also pays CMD monthly a distribution fee at an annual rate of up to 0.65% of the Fund’s average daily net assets attributed to Class G shares. At this time, the total Class G service and distribution fees have been limited to 0.95% for the Mid Cap Growth Fund. These limitations may be modified or terminated by the Board of Trustees at any time.

For the Oregon Intermediate Municipal Bond Fund, CMD has voluntarily agreed to waive a portion of its Class C and Class D distribution fees so that these fees do not exceed 0.65% annually of Class C’s and Class D’s average daily net assets. For the Conservative High Yield Fund, the Distributor has voluntarily agreed to waive a portion of its Class C and Class D distribution fees so that these fees do not exceed 0.85% annually of the Class C’s and Class D’s average daily net assets.

The monthly service and distribution fees shall be used by CMD to cover expenses and activities primarily intended to result in the sale of Fund shares. These expenses and activities may include but are not limited to: (a) direct out-of-pocket promotional expenses incurred by CMD in advertising and marketing Fund shares; (b) expenses incurred in connection with preparing, printing, mailing, and distributing or publishing advertisements and sales literature; (c) expenses incurred in connection with printing and mailing prospectuses and Statements of Additional Information to other than current shareholders; (d) periodic payments or commissions to one or more securities dealers, brokers, financial institutions and other industry professionals (“Service Organizations”) with respect to the Funds’ shares beneficially owned by customers for whom the Service Organization is the shareholder of record; (e) the direct and indirect cost of financing the payments or expenses included in (a) and (d) above; or (f) such other services as may be construed by any court or governmental agency or commission, including the SEC, to constitute distribution services under the 1940 Act or rules and regulations thereunder.

Shareholder Liaison Services may include the following services provided by FSFs: (a) aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with CMD; (b) processing dividend payments; (c) providing sub-accounting with respect to Class T shares or the information necessary for sub-accounting; and (d) providing periodic mailings to customers. Administrative Support Services may include the following services provided by FSFs: (a) providing customers with information as to their positions in Class G shares; (b) responding to customer inquiries; and (c) providing a service to invest the assets of customers in Class G shares.

CMD may use the entire amount of such fees to defray the cost of commissions and service fees paid to FSFs and for certain other purposes. Since the distribution and service fees are payable regardless of CMD’s expenses, CMD may realize a profit from the fees. The 12b-l Plan authorizes the Advisor to make payments out of its own funds for distribution or services costs.

Shareholder Services Plan

The Board of Trustees has approved a Shareholder Services Plan (the “Services Plan”) for Class T shares of the Mid Cap Growth Fund. Under the Services Plan, the Fund may pay FSFs a monthly service fee up to an annual rate of 0.50% of the Fund’s net assets attributed to Class T shares beneficially owned by the customers of the FSFs, made up of 0.25% for Shareholder Liaison Services and 0.25% for Administrative Support Services, to compensate FSFs for providing services to beneficial owners of Class T shares. At this time, the fees payable by the holders of Class T shares pursuant to the Services Plan have been limited to 0.30% for the Mid Cap Growth Fund. The Services Plan provides that the FSFs will waive the fees to the extent that net investment income attributable to Class T shares earned in the applicable period is less than the fees due for such period.

Terms of the 12b-1 and Services Plan

CMD has advised the Funds that the 12b-1 Plan and the Services Plan could be significant factors in the growth and retention of the Funds’ assets, resulting in a more advantageous expense ratio, increased investment flexibility and a greater ability to attract and retain research and portfolio management talent, which could benefit each class of the Funds’ shareholders. The 12b-1 Plan and the Services Plan will continue in effect from year to year so long as their continuance is specifically approved at least annually by a vote of the Trustees, including the Trustees who are not interested persons of a Fund and have no direct or indirect financial interest in the operation of the 12b-1 Plan or the Services Plan or in any related agreements (“Independent Trustees”), and, with respect to the 12b-1 Plan, cast in person at a meeting called for the purpose. All material amendments of the 12b-1 Plan or the Services Plan must be approved by the Trustees in the manner provided in the foregoing sentence. The 12b-1 Plan may not be amended to increase the fee materially without approval by vote of a majority of the outstanding voting securities of the relevant class of shares. The 12b-1 Plan and the Services Plan may be terminated at any time by vote of a majority of the Independent Trustees or, with respect to the 12b-1 Plan, by vote of a majority of the outstanding voting securities of the relevant class of shares. The continuance of the 12b-1 Plan and the Services Plan will only be effective if the selection and nomination of the Trustees who are not interested persons of the Funds is effected by such Independent Trustees.

The Funds’ 12b-1 Plan monthly service and distribution fees paid to CMD for the period ended August 31, 2006 were:

	Service Fee						Distribution Fee
	Class A	Class B	Class C	Class D	Class G	Class T	Class B	Class C	Class D	Class G	Class R
Mid Cap Growth Fund	$25,357	$18,658	$3,866	$1,053	$2,148	$86,581	$55,975	$11,608	$3,160	$4,655	$75
Real Estate Equity Fund	$106,486	$33,095	$12,310	$9,830	—	—	$99,284	$36,932	$29,489	—	—
Technology Fund	$126,188	$14,887	$30,796	$65	—	—	$44,662	$92,555	$194	—	—
Strategic Investor Fund	$440,670	$130,529	$108,770	$1,176	—	—	$391,587	$326,309	$3,527	—	—
Balanced Fund	$9,665	$19,456	$2,872	$601	—	—	$58,368	$8,617	$1,804	—	—
Oregon Intermediate Municipal Bond Fund	$13,180	$2,836	$1,356	$1,753	—	—	$8,507	$4,067	$5,258	—	—
Conservative High Yield Fund	$552,158	$195,120	$36,294	$113,957	—	—	$585,359	$87,105	$273,497	—	—
Small Cap Growth Fund I	$1,979	$556	$318	—	—	—	$1,671	$958	—	—	—

Sales-related expenses of CMD relating to the Funds were:

Mid Cap Growth Fund

	Fiscal Year Ended August 31, 2006
	Class A Shares	Class B Shares	Class C Shares	Class D Shares	Class G Shares	Class R Shares	Class T Shares
Fees to FSFs	$31,153	$53,885	$22,479	$1,164	$2,481	$0	$86,572
Allocated cost of sales material relating to the Fund (including printing, mailing and other promotion expenses)	$3,086	$534	$494	$8	$21	$8	$325
Allocated travel, entertainment and other expenses	$26,049	$4,503	$4,169	$65	$178	$68	$2,739

Small Cap Growth Fund I

	Fiscal Year Ended August 31, 2006
	Class A Shares	Class B Shares	Class C Shares
Fees to FSFs	$8,025	$11,110	$4,103
Allocated cost of sales material relating to the Fund (including printing, mailing and other promotion expenses)	$448	$98	$64
Allocated travel, entertainment and other expenses	$3,777	$830	$538

Real Estate Equity Fund

	Fiscal Year Ended August 31, 2006
	Class A Shares	Class B Shares	Class C Shares	Class D Shares
Fees to FSFs	$119,486	$49,907	$21,571	$10,109
Allocated cost of sales material relating to the Fund (including printing, mailing and other promotion expenses)	$2,424	$540	$312	$84
Allocated travel, entertainment and other expenses	$20,454	$4,556	$2,637	$712
Technology Fund
	Fiscal Year Ended August 31, 2006
	Class A Shares	Class B Shares	Class C Shares	Class D Shares
Fees to FSFs	$332,554	$208,669	$264,054	$80
Allocated cost of sales material relating to the Fund (including printing, mailing and other promotion expenses)	$12,815	$1,012	$3,371	$1
Allocated travel, entertainment and other expenses	$108,152	$8,542	$28,452	$8
Strategic Investor Fund
	Fiscal Year Ended August 31, 2006
	Class A Shares	Class B Shares	Class C Shares	Class D Shares
Fees to FSFs	$477,713	$348,873	$207,663	$1,356
Allocated cost of sales material relating to the Fund (including printing, mailing and other promotion expenses)	$8,434	$2,241	$2,267	$11
Allocated travel, entertainment and other expenses	$71,180	$18,913	$19,132	$93
Balanced Fund
	Fiscal Year Ended August 31, 2006
	Class A Shares	Class B Shares	Class C Shares	Class D Shares
Fees to FSFs	$10,847	$29,151	$6,527	$651
Allocated cost of sales material relating to the Fund (including printing, mailing and other promotion expenses)	$293	$261	$105	$3
Allocated travel, entertainment and other expenses	$2,476	$2,206	$884	$25

Oregon Intermediate Municipal Bond Fund

	Fiscal Year Ended August 31, 2006
	Class A Shares	Class B Shares	Class C Shares	Class D Shares
Fees to FSFs	$33,192	$3,578	$2,895	$1,752
Allocated cost of sales material relating to the Fund (including printing, mailing and other promotion expenses)	$454	$14	$27	$3
Allocated travel, entertainment and other expenses	$3,831	$122	$231	$26
Conservative High Yield Fund
	Fiscal Year Ended August 31, 2006
	Class A Shares	Class B Shares	Class C Shares	Class D Shares
Fees to FSFs	$556,743	$221,571	$44,672	$115,225
Allocated cost of sales material relating to the Fund (including printing, mailing and other promotion expenses)	$6,492	$1,151	$295	$421
Allocated travel, entertainment and other expenses	$54,794	$9,714	$2,486	$3,549

PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchases and Redemptions

A detailed discussion of how you may purchase, redeem and exchange each class of shares in a Fund is discussed in the Prospectus applicable to such class. The following information and policies are supplemental to that found in the applicable Prospectus.

Each Fund will generally accept unconditional orders for shares to be executed at the public offering price based on the NAV per share next determined after the order is placed in good order. The public offering price is the NAV plus the applicable sales charge, if any. In the case of orders for purchase of shares placed through FSFs, the public offering price will be determined on the day the order is placed in good order, but only if the FSF receives the order prior to the time at which shares are valued and transmits it to a Fund before the Fund processes that day’s transactions. If the FSF fails to transmit before a Fund processes that day’s transactions, the customer’s entitlement to that day’s closing price must be settled between the customer and the FSF. If the FSF receives the order after the time at which the Fund values its shares, the price will be based on the NAV determined as of the close of the New York Stock Exchange (“Exchange”) on the next day it is open. If funds for the purchase of shares are sent directly to CMS, they will be invested at the public offering price next determined after receipt in good order. Payment for shares of a Fund must be in U.S. dollars; if made by check, the check must be drawn on a U.S. bank. Investors should understand that, since the offering price of each Fund’s shares is calculated to two decimal places using standard rounding methodology, the dollar amount of the sales charge paid as a percentage of the offering price and of the net amount invested for any particular purchase of fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.

Each Fund receives the entire NAV of shares sold. For shares subject to an initial sales charge, CMD’s commission is the sales charge shown in the Fund’s Prospectus less any applicable FSF discount. The FSF discount is the same for all FSFs, except that CMD retains the entire sales charge on any sales made to a shareholder who does not specify a FSF on the Investment Account Application (“Application”), and except that CMD may from time to time reallow additional amounts to all or certain FSFs. CMD generally retains some or all of any asset-based sales charge (distribution fee) or contingent deferred sales charge. Such charges generally reimburse CMD for any up-front and/or ongoing commissions paid to FSFs.

Checks presented for the purchase of shares of a Fund which are returned by the purchaser’s bank or checkwriting privilege checks for which there are insufficient funds in a shareholder’s account to cover redemption may subject such purchaser or shareholder to a $15 service fee for each check returned. Checks must be drawn on a U.S. bank and must be payable in U.S. dollars. Travelers checks, gifts checks, credit card convenience checks, credit cards, cash and bank counter (starter checks) are not accepted.

CMS acts as the shareholder’s agent whenever it receives instructions to carry out a transaction on the shareholder’s account. Upon receipt of instructions that shares are to be purchased for a shareholder’s account, the designated FSF will receive the applicable sales commission. Shareholders may change FSFs at any time by written notice to CMS, provided the new FSF has a sales agreement with CMD.

Shares credited to an account are transferable upon written instructions in good order to CMS and may be redeemed as described in the Prospectus. Certificates will not be issued. Shareholders may send any certificates to CMS for deposit to their account.

ADDITIONAL INVESTOR SERVICING PAYMENTS

The Funds, along with the transfer agent and/or distributor may pay significant amounts to financial intermediaries (as defined below), including other Bank of America affiliates, for providing the types of services that would typically be provided directly by a Fund’s transfer agent. The level of payments made to financial intermediaries may vary. A number of factors may be considered in determining payments to a financial intermediary, including, without limitation, the nature of the services provided to shareholders or retirement plan participants that invest in the Fund through retirement plans. These services may include subaccounting, sub-transfer agency or similar recordkeeping services, shareholder or participant reporting, shareholder or participant transaction processing, and/or the provision of call center support (“additional shareholder services”). These payments for investor servicing support vary by financial intermediary but generally are not expected, with certain limited exceptions, to exceed 0.30% of the total Fund assets in the program on an annual basis for those classes of shares that pay a service fee pursuant to a 12b-1 Plan, and 0.40% of total Fund assets in the program on an annual basis for those classes of shares that do not pay service fees pursuant to a 12b-1 Plan. As of September 1, 2005, the Trusts’ Board has authorized the Funds to pay up to 0.11% of this amount. Such payments will be made by the Fund to its transfer agent who will in turn make payments to the financial intermediary for the provision of such additional shareholder services. The Fund’s transfer agent, distributor or their affiliates will pay, from their own resources, amounts in excess of the amount paid by the Fund to financial intermediaries in connection with the provision of these additional shareholder services and other services (See “Additional Financial Intermediary Payments” for more information including a list of the financial intermediaries, as of the date of this SAI, receiving such payments).

For purposes of this section the term “financial intermediary” includes any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with CMD or one of its affiliates.

The Funds may also make additional payments to financial intermediaries that charge networking fees for certain services provided in connection with the maintenance of shareholder accounts through the NSCC.

ADDITIONAL FINANCIAL INTERMEDIARY PAYMENTS

As described above, financial intermediaries may receive different commissions, sales charge reallowances and other payments with respect to sales of different classes of shares of the Funds. These other payments may include servicing payments to retirement plan administrators and other institutions at rates up to those described below under “Investor Servicing Payments.” For purposes of this section the term “financial intermediary” includes any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with CMD or one of its affiliates.

CMD and its affiliates may pay additional compensation to selected financial intermediaries, including other Bank of America affiliates, under the categories described below. These categories are not mutually exclusive, and a single financial intermediary may receive payments under all categories. A financial intermediary may also receive payments described above in “Additional Investor Servicing Payments.” These payments may create an incentive for a financial intermediary or its representatives to recommend or offer shares of a Fund to its customers. The amount of payments made to financial intermediaries may vary. In determining the amount of payments to be made, CMD and its affiliates may consider a number of factors, including, without limitation, asset mix and length or relationship with the financial intermediary, the size of the customer/shareholder base of the financial intermediary, the manner in which customers of the financial intermediary make investments in the Funds, the nature and scope of marketing support or services provided by the financial intermediary (as more fully described below), and the costs incurred by the financial intermediary in connection with maintaining the infrastructure necessary or desirable to support investments in the Funds.

These additional payments by CMD or its affiliates are made pursuant to agreements between CMD and its affiliates and financial intermediaries and do not change the price paid by investors for the purchase of a share, the amount a Fund will receive as proceeds from such sales, or the distribution (12b-1) fees and expenses paid by the Fund as shown under the heading “Fees and Expenses” in the Fund’s prospectus.

Marketing Support Payments

CMD or its affiliates may make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing support services, including, but not limited to, business planning assistance, educating financial intermediary personnel about the Funds and shareholder financial planning needs, placement on the financial intermediary’s preferred or recommended fund list or otherwise identifying a Fund as being part of a complex to be accorded a higher degree of marketing support than complexes not making such payments, access to sales meetings, sales representatives and management representatives of the financial intermediary, client servicing, and systems infrastructure support. These payments are generally based upon one or more of the following factors: average net assets of the mutual funds distributed by CMD attributable to that financial intermediary, gross sales of the mutual funds distributed by CMD attributable to that financial intermediary, reimbursement of ticket charges (fees that a financial intermediary firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment.

While the financial arrangements may vary for each financial intermediary, the marketing support payments to each financial intermediary are generally expected to be between 0.02% and 0.10% (between 0.03% and 0.12% in the case of the money market funds) on an annual basis for payments based on average net assets of the Funds attributable to the financial intermediary, and between 0.10% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Funds (other than the money market funds) attributable to the financial intermediary. CMD or its affiliates may make payments in materially larger amounts or on a basis materially different from those described above when dealing with other affiliates of Bank of America. Such increased payments to the other Bank of America affiliate may enable the other Bank of America affiliate to offset credits that it may provide to its customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customer’s investment in the Fund.

As of the date of this SAI, CMD or its affiliates had agreed to make marketing support payments to the following financial intermediaries or their affiliates:

A. G. Edwards & Sons, Inc.

AIG Advisor Group

Ameriprise Financial Services, Inc.

AXA Advisors, LLC

Banc of America Securities LLC

Banc of America Securities Limited

Bank of America, N.A.

Bank of New York

Bear Stearns & Co. Inc.

BMO Nesbitt Burns

Brown Brothers Harriman & Co.

Chicago Mercantile Exchange

Citicorp Investment Services

Commonwealth Financial Network

Custodial Trust Company

FAS Corp.

Ferris Baker Watts, Incorporated

Fidelity Brokerage Services, Inc.

FinancialOxygen, Inc.

Genworth Financial, Inc.

Goldman, Sachs & Co.

Harris Corp.

Huntington Capital Corp.

Independent Financial Markets Group, Inc.

ING Group

J.J.B. Hilliard, W.L. Lyons, Inc.

Lincoln Financial Advisors Corp.

Linsco/Private Ledger Corp. (LPL)

Mellon Financial Markets, LLC

Merrill Lynch, Pierce, Fenner & Smith Incorporated

Money Market One

Morgan Stanley DW Inc.

New York State Deferred Compensation Board

Pershing LLC

PNC Bank, N.A.

Raymond James & Associates, Inc.

Raymond James Financial Services, Inc.

Security Benefit Life Insurance Company

SEI Investments Inc.

Silicon Valley Bank

Summit Bank

Sungard Institutional Brokerage Inc.

Sun Life Assurance Company of Canada

TIAA-CREF Life Insurance Company

Transamerica Corporation

UBS Financial Services Inc.

US Bank Trust

Wachovia Securities LLC

Webster Investment Services, Inc.

Wells Fargo Investments, LLC

CMD or its affiliates may enter into similar arrangements with other financial intermediaries from time to time. Therefore, the preceding list is subject to change at any time without notice.

Investor Servicing Payments

CMD or its affiliates may also make payments to certain financial intermediaries, including other Bank of America affiliates, that provide investor services to retirement plans and other investment programs to compensate financial intermediaries for a variety of services they provide to such programs. These amounts are in addition to amounts that may be paid on behalf of the Funds (see “Additional Investor Servicing Payments”) and may be in addition to the marketing support payments paid by CMD described above. A financial intermediary may perform program services itself or may arrange with a third party to perform program services. These investor services may include sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing. Payments by CMD or its affiliates for investor servicing support vary by financial intermediary but generally are not expected, with certain limited exceptions, to exceed 0.30% of the total Fund assets in the program on an annual basis for those classes of shares that pay a service fee pursuant to a 12b-1 Plan, and 0.40% of total Fund assets in the program on an annual basis for those classes of shares that do not pay service fees pursuant to a 12b-1 Plan. In addition, CMD or its affiliates may make lump sum payments to selected financial intermediaries receiving investor servicing payments in reimbursement of printing costs for literature for participants, account maintenance fees or fees for establishment of the Funds on the financial intermediary’s system or other similar services.

As of the date of this SAI, CMD or its affiliates had agreed to make investor servicing payments to the following financial intermediaries or their affiliates:

ACS HR Solutions LLC

Administrative Management Group

Ameriprise Financial Services, Inc.

AST Trust Company

Benefit Plan Administrators

Bisys Retirement Services

Ceridian Retirement Plan Services

Charles Schwab & Co.

Citigroup Global Markets Inc.

CitiStreet LLC

City National Bank

CNA Trust Corporation

Compensation & Capital Administrative Services, Inc

CompuSys Erisa Group of Companies

Crown Point Trust Company

Daily Access Concepts, Inc.

Digital Retirement Solutions

Edgewood Services, Inc.

ExpertPlan

Fidelity Investments Institutional Operations Co.

Fiserv Trust Company

GWFS Equities, Inc.

Hartford Life Insurance Company

Hewitt Associates LLC

Investmart, Inc.

JP Morgan Retirement Plan Services LLC

Lincoln Financial Group

Matrix Settlement & Clearance Services

Mercer HR Services, LLC

Merrill Lynch, Pierce, Fenner & Smith Incorporated

Mid Atlantic Capital Corporation

National Investor Services Corp.

Nationwide Investment Services

NYLife Distributors LLC

PNC Advisors

Princeton Retirement Group

RBC Dain Rauscher Inc.

Stanton Trust

Sungard Investment Products, Inc.

The 401k Company

T. Rowe Price Group, Inc.

Unified Trust Company, N.A.

The Gem Group, L.P.

The Principal Financial Group

The Vanguard Group, Inc.

Wachovia Securities, LLC

Wells Fargo Investments, LLC

Wilmington Trust Corporation

CMD or its affiliates may enter into similar arrangements with other financial intermediaries from time to time. Therefore, the preceding list is subject to change at any time without notice.

Other Payments

From time to time, CMD, from its own resources, may provide additional compensation to certain financial intermediaries that sell or arrange for the sale of shares of a Fund to the extent not prohibited by laws or the rules of any self-regulatory agency, such as the NASD. Such compensation provided by CMD may include financial assistance to financial intermediaries that enable CMD to participate in and/or present at financial intermediary-sponsored conferences or seminars, sales or training programs for invited registered representatives and other financial intermediary employees, financial intermediary entertainment, and other financial intermediary-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, retention and due diligence trips. CMD makes payments for entertainment events it deems appropriate, subject to CMD’s internal guidelines and applicable law. These payments may vary upon the nature of the event.

Your financial intermediary may charge you fees or commissions in addition to those disclosed in this SAI. You can ask your financial intermediary for information about any payments it receives from CMD and its affiliates and any services it provides, as well as fees and/or commissions it charges. In addition, depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants also may have a financial incentive for recommending a particular Fund or share class over others. You should consult with your financial advisor and review carefully any disclosure by the financial intermediary as to compensation received by your financial advisor.

Please contact your FSF or intermediary for details about payments it may receive.

Special Purchase Programs/Investor Services

The following special purchase programs/investor services may be changed or eliminated at any time.

Automatic Investment Plan. As a convenience to investors, shares of the Funds may be purchased through the Automatic Investment Plan. Preauthorized monthly electronic funds transfers for a fixed amount of at least $50 ($25 for Individual Retirement Accounts (“IRAs”)) are used to purchase a Fund’s shares at the public offering price next determined after CMD receives the proceeds from the transfer. If your Automatic Investment Plan purchase is by electronic funds transfer, you may request the Automatic Investment Plan purchase for any day. Further information and application forms are available from FSFs or from CMD.

Automated Dollar Cost Averaging. The Automated Dollar Cost Averaging program allows you to exchange $100 or more on a monthly basis from any mutual fund distributed by CMD in which you have a current balance of at least $5,000 into the same class of shares of up to five other funds. Complete the Automated Dollar Cost Averaging section of the Application. There is no charge for exchanges made pursuant to the Automated Dollar Cost Averaging program. Sales charges may apply if exchanging from a money market fund. Exchanges will continue so long as your Fund balance is sufficient to complete the transfers. Your normal rights and privileges as a shareholder remain in full force and effect. Thus you can buy any Fund, exchange between the same class of shares by written instruction or by telephone exchange if you have so elected and withdraw amounts from any Fund, subject to the imposition of any applicable CDSC or sales charges.

Any additional payments or exchanges into your Fund will extend the time of the Automated Dollar Cost Averaging program.

An exchange is generally a capital sale transaction for federal income tax purposes. You may terminate your program, change the amount of the exchange (subject to the $100 minimum), or change your selection of Funds, by telephone or in writing; if in writing by mailing your instructions to Columbia Funds Services, Inc. P.O. Box 8081, Boston, MA 02266-8081.

You should consult your FSF to determine whether or not the Automated Dollar Cost Averaging program is appropriate for you.

Tax-Sheltered Retirement Plans. CMD offers prototype tax-qualified plans, including Profit-Sharing Plans for individuals, corporations, employees and the self-employed. The minimum initial Retirement Plan investment is $25. Columbia Trust Company serves as Trustee of CMD prototype plans and charges a $20 annual fee. Detailed information concerning these Retirement Plans and copies of the Retirement Plans are available from CMD.

Participants in non-CMD prototype Retirement Plans (other than IRAs) also are charged a $20 annual fee unless the plan maintains an omnibus account with CMS. Participants in CMD prototype Plans (other than IRAs) who liquidate the total value of their account may also be charged a $20 close-out processing fee payable to CMS. The fee is in addition to any applicable CDSC. The fee will not apply if the participant uses the proceeds to open a CMD IRA Rollover account in any Fund, or if the Plan maintains an omnibus account.

Consultation with a competent financial and tax advisor regarding these Retirement Plans and consideration of the suitability of Fund shares as an investment under the Employee Retirement Income Security Act of 1974 or otherwise is recommended.

Telephone Address Change Services. By calling CMS, shareholders or their FSF of record may change an address on a recorded telephone line. Confirmations of address change will be sent to both the old and the new addresses. Telephone redemption privileges by check are suspended for 30 days after an address change is effected. Please have your account and taxpayer identification number available when calling.

Cash Connection. Dividends and any other distributions, including Systematic Withdrawal Plan (SWP) payments, may be automatically deposited to a shareholder’s bank account via electronic funds transfer. Shareholders wishing to avail themselves of this electronic transfer procedure should complete the appropriate sections of the Application.

Automatic Dividend Diversification. The automatic dividend diversification reinvestment program (ADD) generally allows shareholders to have all distributions from a Fund automatically invested in the same class of shares of another Fund. An ADD account must be in the same name as the shareholder’s existing open account with the particular Fund. Call CMS for more information at 1-800-345-6611.

Programs for Reducing or Eliminating Sales Charges

Rights of Accumulation (Columbia Class A and Class T shares, Nations Class A shares and Galaxy Retail A shares only) Class T shares can only be purchased by the shareholders of Columbia Newport Tiger Fund (formerly named Liberty Newport Tiger Fund) who already own Class T shares. Reduced sales charges on Class A and T shares can be effected by combining a current purchase of Class A or Class T shares with prior purchases of other funds and classes distributed by CMD. The applicable sales charge is based on the combined total of:

1. the current purchase; and

2. the value at the public offering price at the close of business on the previous day of all shares of funds for which CMD serves as distributor for funds held by the shareholder.

CMD must be promptly notified of each purchase with respect to which a shareholder is entitled to a reduced sales charge. Such reduced sales charge will be applied upon confirmation of the shareholder’s holdings by CMS. A Fund may terminate or amend this Right of Accumulation.

Statement of Intent (Class A, Class E and Class T shares only). Any person may qualify for reduced sales charges on purchases of Class A, E and T shares made within a thirteen-month period pursuant to a Statement of Intent (“Statement”). A shareholder may include, as an accumulation credit toward the completion of such Statement, the value of all fund shares held by the shareholder on the date of the Statement in Funds (except shares of any money market fund, unless such shares were acquired by exchange from Class A shares of another non-money market fund)). The value is determined at the public offering price on the date of the Statement. Purchases made through reinvestment of distributions do not count toward satisfaction of the Statement.

During the term of a Statement, CMS will hold shares in escrow to secure payment of the higher sales charge applicable to Class A, E or T shares actually purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated has been purchased. A Statement does not obligate the investor to buy or a Fund to sell the amount of the Statement.

If a shareholder exceeds the amount of the Statement and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of expiration of the Statement (provided the FSF returns to CMD the excess commission previously paid during the thirteen-month period). The resulting difference in offering price will purchase additional shares for the shareholder’s account at the applicable offering price.

If the amount of the Statement is not purchased, the shareholder shall remit to CMD an amount equal to the difference between the sales charge paid and the sales charge that should have been paid. If the shareholder fails within twenty days after a written request to pay such difference in sales charge, CMS will redeem escrowed Class A, E or T shares with a value equal to such difference. The additional FSF commission will be remitted to the shareholder’s FSF of record.

Additional information about and the terms of Statements of Intent are available from your FSF, or from CMS at 1-800-345-6611.

Net Asset Value Eligibility Guidelines (in this section, the “Advisor” refers to Columbia Management Advisors, LLC in its capacity as the Advisor or Administrator to certain Funds).

1.	Employees, brokers and various relationships that are allowed to buy at NAV. Class A shares of certain Funds may be sold at NAV to the following individuals, whether currently employed or retired: Employees of Bank of America Corporation (and its predecessors), its affiliates and subsidiaries; Trustees of funds advised or administered by the Advisor; directors, officers and employees of the Advisor, CMD, or its successors and companies affiliated with the Advisor; Registered representatives and employees of FSF’s (including their affiliates) that are parties to dealer agreements or other sales arrangements with CMD; Nations Funds’ Trustees, Directors and employees of its investment sub-advisers; Broker/Dealers if purchases are in accordance with the internal policies and procedures of the employing broker/dealer and made for their own investment purposes; employees or partners of any contractual service provider to the funds

NAV eligibility for Class A purchase also applies to the families of the parties listed above and their beneficial accounts. Family members include: spouse, parent, stepparent, legal guardian, child, stepchild, father-in-law and mother-in-law.

Individuals receiving a distribution from a Bank of America trust, fiduciary, custodial or other similar account may use the proceeds of that distribution to buy Class A shares without paying a front-end sales charge, as long as the proceeds are invested in the funds within 90 days of the date of distribution.

Registered broker/dealer firms that have entered into a Nations Funds dealer agreement with BACAP Distributors, LLC may buy Class A shares without paying a front-end sales charge for their investment account only.

Banks, trust companies and thrift institutions, acting as fiduciaries.

2.	Grandfathered investors. Any shareholder who owned shares of any fund of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000 (when all of the then outstanding shares of Columbia Acorn Trust were re-designated Class Z shares) and who since that time has remained a shareholder of any Fund, may purchase Class A shares of any Fund at NAV in those cases where a Columbia Fund Class Z share is not available.

Shareholders of certain Funds that reorganized into the Nations Funds who were entitled to buy shares at (NAV) will continue to be eligible for NAV purchases into those Nations Fund accounts opened through August 19, 2005.

Galaxy Fund shareholders prior to December 1, 1995; and shareholders who (i) purchased Galaxy Fund Prime A shares at NAV and received Class A shares in exchange for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Prime A shares were originally purchased.

(For Class T shares only) Shareholders who (i) purchased Galaxy Fund Retail A shares at net asset value and received Class T shares in exchange for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Retail A shares were originally purchased; and Boston 1784 Fund shareholders on the date that those funds were reorganized into Galaxy Funds.

3.	Reinstatement. Subject to the fund policy on trading of fund shares, an investor who has redeemed class A, B, C, D, G or T shares may, upon request, reinstate within 1 year a portion or all of the proceeds of such sales in shares of class A of any fund at the NAV next determined after CMS received a written reinstatement request and payment.

4.	Retirement Plans. Class A, Class E and Class T shares (Class T shares are not currently open to new investors) of certain funds may also be purchased at reduced or no sales charge by clients of dealers, brokers or registered investment advisors that have entered into arrangements with CMD pursuant to which the funds are included as investments options in wrap fee accounts, other managed agency/asset allocation accounts or programs involving fee-based compensation arrangements, and by participants in certain retirement plans.

5.	Non-U.S. Investors. Certain pension, profit-sharing or other employee benefit plans offered to non-US investors may be eligible to purchase Class A shares with no sales charge.

6.	Reorganizations. At the Fund’s discretion, NAV eligibility may apply to shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the fund is a party.

7.	Rights of Accumulation (ROA). The value of eligible accounts, regardless of class, maintained by you and you and your immediate family may be combined with the value of your current purchase to reach a sales discount level and to obtain the lower sales charge for your current purchase.

8.	Letters of Intent (LOI). You may pay a lower sales charge when purchasing class A shares by signing a letter of intent. By doing so, you would be able to pay the lower sales charge on all purchases made under the LOI within 13 months. If your LOI purchases are not completed within 13 months, you will be charged the applicable sales charge on the amount you had invested to that date.

Waiver of Contingent Deferred Sales Charges (CDSCs) (in this section, the “Advisor” refers to Columbia Management Advisors, LLC in its capacity as the Advisor or Administrator to certain Funds) (Class A, B, C, D, E, matured F, G and T shares). CDSCs may be waived on redemptions in the following situations with the proper documentation:

1.	Death. CDSCs may be waived on redemptions following the death of (i) the sole shareholder on an individual account, (ii) a joint tenant where the surviving joint tenant is the deceased’s spouse, or (iii) the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased’s estate, the CDSC will be waived on any redemption from the estate account If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

2.	Systematic Withdrawal Plan (SWP). CDSCs may be waived on redemptions occurring pursuant to a monthly, quarterly or semi-annual SWP established with CMS, to the extent the redemptions do not exceed, on an annual basis, 12% of the account’s value at the time that the SWP is established.

Otherwise, CDSCs will be charged on SWP redemptions until this requirement is met. For redemptions in excess of 12% of the account’s value at the time that the SWP is established, a CDSC will be charged on the SWP redemption. The 12% limit does not apply if the SWP is set up at the time the account is established, and distributions are being reinvested. See below under “How to Sell Shares — Systematic Withdrawal Plan.”

3.	Disability. CDSCs may be waived on redemptions occurring after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Internal Revenue Code). To be eligible for such waiver, (i) the disability must arise after the purchase of shares (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability, and (iii) a letter from a physician must be signed under penalty of perjury stating the nature of the disability. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

4.	Death of a trustee. CDSCs may be waived on redemptions occurring upon dissolution of a revocable living or grantor trust following the death of the sole trustee where (i) the grantor of the trust is the sole trustee and the sole life beneficiary, (ii) death occurs following the purchase and (iii) the trust document provides for dissolution of the trust upon the trustee’s death. If the account is transferred to a new registration (including that of a successor trustee), the applicable CDSC will be charged upon any subsequent redemption.

5.	Returns of excess contributions. CDSCs may be waived on redemptions required to return excess contributions made to retirement plans or individual retirement accounts, so long as the FSF agrees to return the applicable portion of any commission paid by CMD.

6.	Qualified Retirement Plans. CDSCs may be waived on CMD shares sold by employee benefit plans created according to Section 403 (b) of the tax code and sponsored by a non-profit organization qualified under Section 501(c)(3) of the tax code. To qualify for the waiver, the plan must be a participant in an alliance program that has signed an agreement with Columbia Funds or CMD.

7.	Trust Share Taxes. CDSCs will be waived on redemptions of Class E and F shares (i) where the proceeds are used to directly pay trust taxes, and (ii) where the proceeds are used to pay beneficiaries for the payment of trust taxes.

8.	Return of Commission. CDSCs may be waived on shares sold by intermediaries that are part of the Columbia Funds selling group where the intermediary has entered into an agreement with Columbia Funds not to receive (or to return if received) all or any applicable portion of an upfront commission.

9.	Non-U.S. Investors. CDSCs may be waived on shares sold by or distributions from certain pension, profit-sharing or other employee benefit plans offered to non-U.S. investors.

10.	IRS Section 401 and 457. CDSCs may be waived on shares sold by certain pension, profit-sharing or other employee benefit plans established under Section 401 or 457 of the tax code.

11.	Medical Payments. CDSCs may be waived on shares redeemed for medical payments that exceed 7.5% of income, and distributions made to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least twelve weeks.

12.	Plans of Reorganization. At the Funds’ discretion, CDSCs may be waived for shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which a fund is a party.

13.	Charitable Giving Program. CDSCs may be waived on the sale of Class C or Class D shares sold by a non-profit organization qualified under Section 501(c) (3) of the tax code in connection with the Banc of America Capital Management Charitable Giving Program.

14.	The CDSC also may be waived where the FSF agrees to return all or an agreed upon portion of the commission earned on the sale of the shares being redeemed.

How To Sell Shares

Shares may also be sold on any day the Exchange is open, either directly to a Fund or through the shareholder’s FSF. Sale proceeds generally are sent within seven days (usually on the next business day after your request is received in good form). However, for shares recently purchased by check, a Fund may delay selling or delay sending proceeds from your shares for up to 15 days in order to protect the Fund against financial losses and dilution in net asset value caused by dishonored purchase payment checks.

To sell shares directly to a Fund, send a signed letter of instruction or stock power form to CMS, along with any certificates for shares to be sold. The sale price is the net asset value (less any applicable CDSC) next calculated after a Fund receives the request in proper form. Signatures must be guaranteed by a bank, a member firm of a national stock exchange or another eligible guarantor that participates in the Medallion Signature Guarantee Program. Stock power forms are available from FSFs, CMS and many banks. Additional documentation may required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account holders and other legal entities. Call CMS for more information at 1-800-345-6611.

FSFs must receive requests before the time at which a Fund’s shares are valued to receive that day’s price. FSFs are responsible for furnishing all necessary documentation to CMS and may charge for this service.

Systematic Withdrawal Plan. The shareholder may establish a SWP. A specified dollar amount or percentage of the then current net asset value of the shareholder’s investment in any Fund designated by the shareholder will be paid monthly, quarterly or semi-annually to a designated payee. The amount or percentage the shareholder specifies is run against available shares and generally may not, on an annualized basis, exceed 12% of the value, as of the time the shareholder makes the election, of the shareholder’s investment. Withdrawals from Class B, Class C and Class D shares of the Fund under a SWP will be treated as redemptions of shares purchased through the reinvestment of Fund distributions, or, to the extent such shares in the shareholder’s account are insufficient to cover Plan payments, as redemptions from the earliest purchased shares of such Fund in the shareholder’s account. No CDSCs apply to a redemption pursuant to a SWP of 12% or less, even if, after giving effect to the redemption, the shareholder’s account balance is less than the shareholder’s base amount. Qualified plan participants who are required by Internal Revenue Service regulation to withdraw more than 12%, on an annual basis, of the value of their Class B, Class C and Class D share account may do so but may be subject to a CDSC ranging from 1% to 5% of the amount withdrawn in excess of 12% annually. If a shareholder wishes to participate in a SWP, the shareholder must elect to have all of the shareholder’s income dividends and other Fund distributions payable in shares of the Fund rather than in cash.

A shareholder or a shareholder’s FSF of record may establish a SWP account by telephone on a recorded line. However, SWP checks will be payable only to the shareholder and sent to the address of record. SWPs from retirement accounts cannot be established by telephone.

A shareholder may not establish a SWP if the shareholder holds shares in certificate form. Purchasing additional shares (other than through dividend and distribution reinvestment) while receiving SWP payments is ordinarily disadvantageous because of duplicative sales charges. For this reason, a shareholder may not maintain a plan for the accumulation of shares of a Fund (other than through the reinvestment of dividends) and a SWP at the same time.

SWP payments are made through share redemptions, which may result in a gain or loss for tax purposes, may involve the use of principal and may eventually use up all of the shares in a shareholder’s account.

A Fund may terminate a shareholder’s SWP if the shareholder’s account balance falls below $5,000 due to any transfer or liquidation of shares other than pursuant to the SWP. SWP payments will be terminated on receiving satisfactory evidence of the death or incapacity of a shareholder. Until this evidence is received, CMS will not be liable for any payment made in accordance with the provisions of a SWP.

The cost of administering SWPs for the benefit of shareholders who participate in them is borne by a Fund as an expense of all shareholders.

Shareholders whose positions are held in “street name” by certain FSFs may not be able to participate in a SWP. If a shareholder’s Fund shares are held in “street name,” the shareholder should consult his or her FSF to determine whether he or she may participate in a SWP. The SWP on accounts held in street name must be made payable to the back office via the National Securities Clearing Corporation (NSCC).

Telephone Redemptions. All Fund shareholders and/or their FSFs are automatically eligible to redeem up to $100,000 of the Fund’s shares by calling 1-800-345-6611 toll-free any business day between 9:00 a.m. and the close of trading of the Exchange (normally 4:00 p.m. Eastern time). Transactions received after 4:00 p.m. Eastern time will receive the next business day’s closing price. Telephone redemptions by check and ACH are limited to a total of $100,000 in a 30-day period. Redemptions that exceed $100,000 may be accomplished by placing a wire order trade through a broker, to a pre-existing bank account, or furnishing a signature guaranteed request. Signatures must be guaranteed by either a bank, a member firm of a national stock exchange or another eligible guarantor that participates in the Medallion Signature Guarantee Program. CMS will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Telephone redemptions are not available on accounts with an address change in the preceding 30 days and proceeds and confirmations will only be mailed or sent to the address of record unless the redemption proceeds are being sent to a pre-designated bank account. Shareholders and/or their FSFs will be required to provide their name, address and account number. FSFs will also be required to provide their broker number. All telephone transactions are recorded. A loss to a shareholder may result from an unauthorized transaction reasonably believed to have been authorized. Certain restrictions may apply to retirement plan accounts.

Non Cash Redemptions. For redemptions of any single shareholder within any 90-day period exceeding the lesser of $250,000 or 1% of a Fund’s net asset value, the Fund may make the payment or a portion of the payment with portfolio securities held by that Fund instead of cash, in which case the redeeming shareholder may incur brokerage and other costs in selling the securities received.

Distributions

Distributions are invested in additional shares of the same class of a Fund at net asset value unless the shareholder elects to receive cash. Regardless of the shareholder’s election, distributions of $10 or less will not be paid in cash, but will be invested in additional shares of the same class of the Fund at net asset value. Undelivered distribution checks returned by the post office will be reinvested in your account. If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service selected by CMS is unable to deliver checks to the shareholder’s address of record, such shareholder’s distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks. Shareholders may reinvest all or a portion of a recent cash distribution without a sales charge. No charge is currently made for reinvestment.

Shares of Funds that pay daily dividends (Oregon Intermediate Municipal Bond Fund, and Conservative High Yield Fund) will be earned starting the day after the Fund receives payments for the shares.

How To Exchange Shares

Shares of a Fund may be exchanged for the same class of shares of the other continuously offered funds (with certain exceptions) distributed by CMD on the basis of the NAVs per share at the time of exchange. Class D shares may be exchanged for Class C shares. Class Z shares may be exchanged for Class A shares of the other funds that are not offering Class Z shares. Class G shares can be exchanged for Class B shares, but once exchanged into Class B cannot be reexchanged back into Class G. Class T shares can be exchanged for Class A shares, but once exchanged into Class A cannot be reexchanged back into Class T. The prospectus of each Fund describes its investment objective and policies, and shareholders should obtain a prospectus and consider these objectives and policies carefully before requesting an exchange. Shares of certain of these funds are not available to residents of all states. Consult CMS before requesting an exchange.

By calling CMS, shareholders or their FSF of record may exchange among accounts with identical registrations, provided that the shares are held on deposit. During periods of unusual market changes or shareholder activity, shareholders may experience delays in contacting CMS by telephone to exercise the telephone exchange privilege. Because an exchange involves a redemption and reinvestment in another fund, completion of an exchange may be delayed under unusual circumstances, such as if the fund suspends repurchases or postpones payment for the Fund shares being exchanged in accordance with federal securities law. CMS will also make exchanges upon receipt of a written exchange request and share certificates, if any. If the shareholder is a corporation, partnership, agent, or surviving joint owner, CMS may require customary additional documentation. Prospectuses of the other funds are available from the CMD Literature Department by calling 1-800-426-3750.

A loss to a shareholder may result from an unauthorized transaction reasonably believed to have been authorized. No shareholder is obligated to use the telephone to execute transactions.

Consult your FSF or CMS. In all cases, the shares to be exchanged must be registered on the records of the Fund in the name of the shareholder desiring to exchange.

An exchange is generally a capital sale transaction for federal income tax purposes. The exchange privilege may be revised, suspended or terminated at any time.

The Funds also reserve the right to close a shareholder account if the shareholder’s actions are deemed to be detrimental to the Fund or its shareholders, including, without limitation, violating the exchange policy set forth in its Prospectus. If a Fund redeems shares, payment will be made promptly at the current net asset value. A redemption may result in a realized capital gain or loss.

Pricing of Shares

The net asset value (“NAV”) per share of each Fund is determined by the Advisor, under procedures approved by the Trustees, as of the close of regular trading (normally 4:00 p.m. New York time) on each day the NYSE is open for business and at other times determined by the Trustees. The NAV per share is computed by dividing the value of all assets of the Fund, less its liabilities, by the number of shares outstanding.

A Fund may suspend the determination of the NAV of a Fund and the right of redemption for any period (1) when the NYSE is closed, other than customary weekend and holiday closings, (2) when trading on the NYSE is restricted, (3) when an emergency exists as a result of which sale of securities owned by the Fund is not reasonably practicable or it is not reasonably practicable for the Fund to determine the value of the Fund’s assets, or (4) as the SEC may by order permit for the protection of security holders, provided the Fund complies with rules and regulations of the SEC, which govern as to whether the conditions prescribed in (2) or (3) exist. The NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr.’s Birthday, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas.

For purposes of calculating the NAV of a Fund’s shares, the following procedures are utilized whenever applicable. Each Fund’s equity securities are valued at the last sale price on the securities exchange or national securities markets at which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued using the last bid price. Each Fund purchasing debt securities uses market value to value such securities as quoted by an independent pricing service, dealers who are market makers in the securities or by procedures and guidelines approved by the Funds’ Board of Trustees. Market values are generally based on the average of bid and ask prices, or by reference to other securities with comparable ratings, interest rates and maturities. Certain securities for which daily market quotations are not readily available, or for which the Advisor believes the quotations do not accurately value the security in question, may be fair valued by the Advisor, pursuant to guidelines established by the Funds’ Board of Trustees.

Temporary cash investments are carried at values deemed best to reflect their fair values as determined in good faith by the Advisor, under procedures adopted by the Funds’ Board of Trustees. These values are based on cost, adjusted for amortization of discount or premium and accrued interest, unless unusual circumstances indicate that another method of determining fair value should be used.

The value of assets or liabilities initially expressed in a foreign currency will, on a daily basis, be converted into U.S. dollars. Foreign securities will generally be valued based upon the most recent closing price on their principal exchange, or based upon the most recent price obtained by the Fund, if the security is not priced on an exchange, even if the close of that exchange or price determination is earlier than the time of the Funds’ NAV calculation. In the case of such foreign security, if an event that is likely to affect materially the value of a portfolio security occurs between the time the foreign price is determined and the time the Fund’s NAV is calculated, it may be necessary to value the security in light of that event.

CUSTODIAN

State Street Bank & Trust Company (the “Custodian”), 2 Avenue de Lafayette, Boston, Massachusetts 02111-2900 acts as the Funds’ general custodian, for both domestic and foreign securities. The Custodian holds securities and cash of the Funds, receives and pays for securities purchased, delivers against payment securities sold, receives and collects income from investments, makes all payments covering expenses of the Funds, and performs other administrative duties, all as directed by authorized officers of the Advisor. The Custodian does not exercise any supervisory function in the purchase and sale of portfolio securities or payment of dividends.

Portfolio securities purchased in the United States are maintained in the custody of the Custodian. Portfolio securities purchased outside the United States by the Funds are maintained in the custody of foreign banks, trust companies, or depositories that have sub-custodian arrangements with the Custodian (the “foreign sub-custodians”). Each of the domestic and foreign custodial institutions that may hold portfolio securities of the Funds has been approved by the Board of Trustees of the Funds or, in the case of foreign securities, by the Custodian, as a delegate of the Board of Trustees, all in accordance with regulations under the 1940 Act.

The Advisor determines whether it is in the best interest of the Funds and their shareholders to maintain a Fund’s assets in each of the countries in which the Fund invests (“Prevailing Market Risk”). The review of Prevailing Market Risk includes an assessment of the risk of holding a Fund’s assets in a country, including risks of expropriation or imposition of exchange controls. In evaluating the foreign sub-custodians, the Board of Trustees, or its delegate, will review the operational capability and reliability of the foreign sub-custodian. With respect to foreign investments and the selection of foreign sub-custodians, however, there is no assurance that the Funds, and the value of their shares, will not be adversely affected by acts of foreign governments, financial or operational difficulties of the foreign sub-custodians, difficulties and cost of obtaining jurisdiction over, or enforcing judgments against, the foreign sub-custodians, or the application of foreign law to a Fund’s foreign sub-custodial arrangement. Accordingly, an investor should recognize that the risks involved in holding assets abroad are greater than those associated with investing in the United States.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, located at 125 High Street, Boston, Massachusetts, 02110-1707 is the Fund’s independent registered public accounting firm, providing audit and tax return services and assistance and consultation, in connection with the various Securities and Exchange Commission filings. The financial statements incorporated by reference in this Statement of Additional Information have been so incorporated, and the financial highlights included in the Prospectuses have been so included, in reliance upon the report of PricewaterhouseCoopers LLP given on the authority of said firm as experts in accounting and auditing.

TAXES

Federal Income Taxes

Each Fund intends and expects to elect to be treated and qualify each year as a regulated investment company under Part I of Subchapter M of the Code. If a Fund were to fail to qualify as a “regulated investment company” in any year, it would incur a regular federal corporate income tax on all of its taxable income, whether or not distributed, and distributions would generally be taxable as ordinary dividend income to the shareholders. Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

To qualify for the special tax treatment accorded regulated investment companies and their shareholders, each Fund must, among other things:

(a) derive at least 90 percent of its gross income for each taxable year from, (i) dividends; interest; payments with respect to certain securities loans; gains from the sale or other disposition of stock, securities, or foreign currencies; other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; and (ii) net income derived from interests in “qualified publicly traded partnerships,” as defined below, (the “90 Percent Test”);

(b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) 50 percent or more of the value of the assets of the Fund consists of cash, U.S. government securities, securities of other regulated investment companies and other securities limited, in respect of any one issuer of such other securities, to an amount not greater than 5 percent of the value of the assets of the Fund and not greater than 10 percent of the outstanding voting securities of such issuer, and (ii) not more than 25 percent of the value of the assets of the Fund is invested in either (x) the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses or (y) the securities of one or more qualified publicly traded partnerships (the “Diversification Test”).

(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid — generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and the excess of tax-exempt interest income over expenses attributable thereto, for such year.

A regulated investment company that meets the requirements described above is not subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below). Rather, it is taxed only on its “investment company taxable income,” which generally equals the undistributed portion of its ordinary net income and any excess of net short-term capital gain over net long-term capital loss. Each Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and may distribute its net capital gain. The Fund may also retain for investment its net capital gain. If the Fund does retain any net capital gain, it will be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The policy of each Fund is to apply capital loss carry-forwards as a deduction against future capital gains before making a capital gain distribution to shareholders. Under rules that are beyond the scope of this discussion, certain capital losses and certain net foreign currency losses resulting from transactions occurring in November and December of a taxable year may be taken into account either in that taxable year or in the following taxable year.

For purposes of the Diversification Test, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. In addition, in the case of the Fund’s investment in loan participations, the Fund shall treat both the financial intermediary and the issuer of the underlying loan participation as issuers.

Special Aspects of 90 Percent Test. In general, for purposes of 90 Percent Test, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a qualified publicly traded partnership (defined as a partnership (x) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (y) that derives less than 90% of its income from the qualifying income described in paragraph (a) (i) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.

Hedging transactions. If a Fund engages in hedging transactions, including hedging transactions in options, futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. Each Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of each Fund.

Certain of a Fund’s hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income (or, for a tax-exempt Fund, the sum of its net tax-exempt and taxable income). If a Fund’s book income exceeds its taxable income (or, with respect to a tax-exempt Fund, the sum of its net tax-exempt and taxable income), the distribution (if any) of such excess will generally be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter as gain from the sale or exchange of a capital asset. If a Fund’s book income is less than its taxable income (or, for a tax-exempt Fund, the sum of its net tax-exempt and taxable income), the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Funds Other Than Oregon Intermediate Municipal Bond Fund. Shareholders of Funds other than the Oregon Intermediate Municipal Bond Fund are taxed on distributions of net investment income, or of any excess of net short-term capital gain over net long-term capital loss, as ordinary income. Income distributions to corporate shareholders from the Strategic Investor Fund, the Mid Cap Growth Fund, and the Balanced Fund may qualify, in whole or part, for the federal income tax dividends-received deduction, depending on the amount of qualifying dividends received by the Fund. Qualifying dividends may include those paid to a Fund by domestic corporations but do not include those paid by foreign corporations. The dividends-received deduction equals 70 percent of qualifying dividends received from a Fund by a shareholder, and is subject to a holding period requirement. In addition, qualifying dividends are includable in adjusted current earnings for purposes of computing the corporate alternative minimum tax. Distributions from the Conservative High Yield Fund are unlikely to so qualify because the income of this Fund consists largely or entirely of interest rather than dividends. In addition, to the extent the Real Estate Fund’s income is derived from interest and distributions from real estate investment trusts (“REITs”), distributions from that Fund will not qualify for the dividends-received deduction. Distributions of any excess of net long-term capital gain over net short-term capital loss from a Fund are ineligible for the dividends-received deduction.

General Considerations. Distributions from a Fund (other than exempt-interest dividends) will be taxable to shareholders as ordinary income to the extent derived from the Fund’s investment income and net short-term gains. Distributions properly designated by any Fund as representing the excess of net long-term capital gain over net short-term capital loss (“Capital Gains Dividends”) are taxable to shareholders at the applicable long-term capital gains rate, regardless of the length of time the shares of the Fund have been held by shareholders. For noncorporate taxpayers, the highest rate that applies to long-term capital gains is generally lower than the highest rate that applies to ordinary income; however, for taxable years beginning before January 1, 2011 qualified dividend income distributions to individuals generally are taxed at the same rate that applies to long-term capital gains, subject to holding period requirements with respect to shareholders and the Funds as well as other requirements. For this purpose, long-term capital gain rates apply to the extent that the Fund receives dividends from domestic or qualifying foreign corporations and the Fund meets holding period and other requirements. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. If the aggregate qualified dividends received by a Fund during any taxable year are 95 percent or more of its gross income, then 100 percent of the Fund’s dividends (other than properly designated capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term “gross income” is the excess of net short-term capital gain over net long-term capital loss. To the extent that the Fund makes a distribution of income received by the Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income and thus will not be eligible for taxation at the rates applicable to long-term capital gain.

Long term capital gains rates have been temporarily reduced, in general, to 15 percent, with lower rates applying to taxpayers in the 10-percent and 15-percent rate brackets for taxable years beginning before January 1, 2011.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by the Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. The Fund may make one or more of the elections applicable to debt obligations having market discount, which could affect the character and timing of recognition of income.

Dividends and distributions on a Fund’s shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of capital. Such distributions are likely to occur in respect of shares purchased at a time when a Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when a Fund’s net asset value also reflects unrealized losses. A distribution may be taxable to a shareholder even if the distribution reduces the net asset value of the shares held below their cost (and is in an economic sense a return of the shareholder’s capital). This tax result is most likely when shares are purchased shortly before an annual distribution of capital gains or other earnings.

Distributions of taxable net investment income and net realized capital gains will be taxable as described above, whether paid in shares or in cash. Each distribution is accompanied by a brief explanation of the form and character of the distribution. Within 60 days after the close of each calendar year, each Fund issues to each shareholder a statement of the federal income tax status of all distributions, including a statement of the prior calendar year’s distributions which the Fund has designated to be treated as long-term capital gain and, in the case of the Oregon Intermediate Municipal Bond Fund, as tax-exempt interest, or in the case of the Real Estate Fund, as a tax return of capital. The ratio of tax-exempt income to total net investment income earned during the year may be substantially different from the ratio of tax-exempt income to total net investment income earned during any particular portion of the year. Thus, a shareholder who holds shares for only a part of the year may be allocated more or less tax-exempt dividends than would be the case if the allocation were based on the ratio of tax-exempt income to total net investment income actually earned while a shareholder.

If the Fund makes a distribution to a shareholder in excess of the Fund’s current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of such shareholder’s tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares.

Distributions derived from interest that is exempt from regular federal income tax may subject corporate shareholders to or increase their liability under the federal corporate alternative minimum tax (AMT). A portion of such distributions may constitute a tax preference item for individual shareholders and may subject them to or increase their liability under the federal AMT.

Dividends of net investment income received by corporate shareholders of the Fund will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a qualifying dividend (1) if the stock on which the dividend is paid is considered to be “debt-financed” (generally, acquired with borrowed funds), (2) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (3) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of the Code.

Each Fund is generally required to obtain from its shareholders a certification of the shareholder’s taxpayer identification number and certain other information. Each Fund generally will not accept an investment to establish a new account that does not comply with this requirement. With respect to amounts paid through 2010, if a shareholder fails to certify such number and other information, or upon receipt of certain notices from the Internal Revenue Service, the Fund may be required to withhold 28 percent of any reportable interest or dividends, or redemption proceeds, payable to the shareholder, and to remit such sum to the Internal Revenue Service, for credit toward the shareholder’s federal income taxes. The backup withholding rate will be 31 percent for amounts paid after December 31, 2010. For the Oregon Intermediate Municipal Bond Fund, the backup withholding rules may also apply to distributions that are properly designated as exempt-interest dividends. A shareholder’s failure to provide a social security number or other tax identification number may subject the shareholder to a penalty of $50 imposed by the Internal Revenue Service. In addition, that failure may subject the Fund to a separate penalty of $50. This penalty will be charged against the shareholder’s account, which will be closed. Closure of the account may result in a capital gain or loss.

If a Fund declares a dividend in October, November, or December payable to shareholders of record on a certain date in such a month and pays the dividend during January of the following year, the shareholders will be taxed as if they had received the dividend on December 31 of the year in which the dividend was declared. Thus, a shareholder may be taxed on the dividend in a taxable year prior to the year of actual receipt.

A special tax may apply to a Fund if it fails to make enough distributions during the calendar year. The required distributions for each calendar year generally equal the sum of (a) 98 percent of the ordinary income for the calendar year plus (b) 98 percent of the capital gain net income for the one-year period that ends on October 31 during the calendar year (or for the calendar year itself if the Fund so elects), plus (c) any retained amount from the prior year. If the actual distributions are less than the required distributions, a nondeductible tax of 4 percent applies to the shortfall. Each Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that it will be able to do so.

The Code allows the deduction by certain individuals, trusts, and estates of “miscellaneous itemized deductions” only to the extent that such deductions exceed 2 percent of adjusted gross income. The limit on miscellaneous itemized deductions will not apply, however, with respect to the expenses incurred by any “publicly offered regulated investment company.” Each Fund believes that it is a publicly offered regulated investment company because its shares are continuously offered pursuant to a public offering (within the meaning of Section 4 of the Securities Act of 1933, as amended). Therefore, the limit on miscellaneous itemized deductions should not apply to expenses incurred by any of the Funds.

The Funds may purchase zero coupon bonds (or other discounted debt securities) and payment-in-kind (“PIK”) bonds. With respect to zero coupon bonds, a Fund recognizes original-issue-discount income ratably over the life of the bond even though the Fund receives no payments on the bond until the bond matures. With respect to PIK bonds, a Fund recognizes interest income equal to the fair market value of the bonds distributed as interest. Because a Fund must distribute 90 percent of its income to remain qualified as a registered investment company, a Fund may be forced to liquidate a portion of its portfolio (possibly at a time when it is not advantageous to do so) to generate cash to distribute to its shareholders with respect to original-issue-discount income from zero coupon bonds and interest income from PIK bonds.

A Fund may invest to a significant extent in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by a Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

A portion of the interest paid or accrued on certain high yield discount obligations owned by a Fund may not (and interest paid on debt obligations, if any, that are considered for tax purposes to be payable in the equity of the issuer or a related party will not) be deductible to the issuer. This may affect the cash flow of the issuer. If a portion of the interest paid or accrued on certain high yield discount obligations is not deductible, that portion will be treated as a dividend for purposes of the corporate dividends received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends received deduction to the extent of the deemed dividend portion of such accrued interest.

A Fund’s transactions in foreign currencies, foreign currency-denominated debt securities, certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Investment in Passive Foreign Investment Companies. Investment by a Fund in certain “passive foreign investment companies” (“PFICs”) could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which cannot be eliminated by making distributions to Fund shareholders. However, the Fund may be able to elect to treat a PFIC as a “qualified electing fund,” in which case the Fund will be required to include its share of the company’s income and net capital gain annually, regardless of whether it receives any distribution from the company. Alternatively, the Fund may make an election to mark the gains (and, to a limited extent, losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The qualified electing fund and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increasing the amount required to be distributed for the Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) in order to meet its distribution requirement, which also may accelerate the recognition of gain and affect a Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.” It is anticipated that any taxes on a Fund with respect to investments in PFICs would be insignificant.

Investment in Real Estate Investment Trusts The Real Estate Fund, and to a lesser extent certain other Funds (see “INVESTMENTS HELD AND INVESTMENT PRACTICES USED BY THE FUNDS”) will invest in REITs. Such investments in REIT equity securities may require the Fund to accrue and to distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. The Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends from the Real Estate Fund will generally not be treated as qualified dividend income.

If a portion of the income distributions received by the Real Estate Fund from its holdings in REITs includes a tax return of capital and the Fund distributes that return of capital to shareholders, it will reduce the tax cost basis of their shares in the Real Estate Fund. The effect of a return of capital is to defer their tax liability on that portion of their income distributions until they sell their shares of the Real Estate Fund. There is no recognition of gain or loss unless the return of capital exceeds the cost basis in the shares.

The Real Estate Fund, and to a lesser extent certain other Funds (see “INVESTMENTS HELD AND INVESTMENT PRACTICES USED BY THE FUNDS”), may invest in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”). Under Treasury regulations that have not yet been issued, but may apply retroactively, a portion of the Real Estate Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. These regulations are also expected to provide that excess inclusion income of a regulated investment company, such as the Real Estate Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly.

In general, excess inclusion income allocated to shareholders cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions). Any investment in residual interests of a collateralized mortgage obligation (a “CMO”) that has elected to be treated as a REMIC likewise can create complex tax problems, especially if a Fund has state or local governments or other tax-exempt organizations as shareholders. A tax-exempt shareholder will recognize unrelated business taxable income (“UBTI”) by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 5l4(b). Furthermore, a tax-exempt shareholder may recognize UBTI if a Fund recognizes “excess inclusion income” derived from direct or indirect investments in REMIC residual interests or taxable mortgage pools, if the amount of such income recognized by a Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

Under current law, if a charitable remainder trust (defined in section 664 of the Code) realizes any UBTI for a taxable year, it will lose its tax-exempt status for the year. Under recent IRS guidance, a charitable remainder trust will not recognize UBTI solely as a result of investing in a fund that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a charitable remainder trust (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a fund that recognizes “excess inclusion income,” then the Fund will be subject to a tax equal to that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders, multiplied by the highest federal income tax rate imposed on corporations. To the extent permitted under the 1940 Act, the Fund may elect to specially allocate any such tax to the applicable charitable remainder trust, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. The Funds have not yet determined whether such an election will be made.

Oregon Intermediate Municipal Bond Fund. In certain cases, Subchapter M permits the character of tax-exempt interest received and distributed by a regulated investment company to flow through for federal tax purposes as tax-exempt interest to its shareholders, provided that 50 percent or more of the value of its assets at the end of each quarter is invested in tax-exempt assets such as municipal bonds. For purposes of this Statement of Additional Information, the term “municipal bonds” refers to obligations that pay interest that is tax-exempt under Section 103 of the Code. For purposes of this Statement of Additional Information, the term “tax-exempt interest” refers to interest that is not includable in gross income for federal income tax purposes. As discussed below, however, tax-exempt interest may result in an increase in the taxes of the recipient because of the alternative minimum tax, the environmental tax, the branch profits tax, or under other provisions of the Code that are beyond the scope of this Statement of Additional Information. The Oregon Intermediate Municipal Bond Fund intends to have at least 50 percent of the value of its total assets at the close of each quarter of their taxable year consist of obligations the interest on which is not includable in gross income for federal income tax purposes under Section 103 of the Code. As a result, the Oregon Intermediate Municipal Bond Fund’s dividends payable from net tax-exempt interest earned from municipal bonds should qualify as exempt-interest dividends.

Distributions properly designated by the Oregon Intermediate Municipal Bond Fund as representing net tax-exempt interest received on municipal bonds (including municipal bonds of Guam, Puerto Rico, and certain other issuers) will not be includable by shareholders in gross income for federal income tax purposes (except for shareholders who are, or are related to, “substantial users,” as discussed below). Distributions representing net taxable interest received by the Oregon Intermediate Municipal Bond Fund from sources other than municipal bonds, representing the excess of net short-term capital gain over net long-term capital loss, or representing taxable accrued market discount on the sale or redemption of municipal bonds, will be taxable to shareholders as ordinary income.

Any capital loss realized upon the redemption of shares of the Oregon Intermediate Municipal Bond Fund six months or less from the date of purchase of the shares and following receipt of an exempt-interest dividend will be disallowed to the extent of such exempt-interest dividend. Section 852(b)(4) of the Code contains special rules on the computation of a shareholder’s holding period for this purpose.

Dividends derived from any investments other than tax-exempt bonds and any distributions of short-term capital gains are taxable to shareholders as ordinary income. Any distributions of long-term capital gains will in general be taxable to shareholders as long-term capital gains (generally subject to a maximum 15 percent tax rate for shareholders who are individuals) regardless of the length of time fund shares are held. As described above, qualified dividend income distributions to individual shareholders generally are taxed at the same rate that applies to long-term capital gains.

A tax-exempt fund may at times purchase tax-exempt securities at a discount and some or all of this discount may be included in the fund’s ordinary income which will be taxable when distributed. Any market discount recognized on a tax-exempt bond purchased after April 30, 1993, with a term at time of issue of one year or more is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below its “stated redemption price” (in the case of a bond with original issue discount, its “revised issue price”).

Interest on indebtedness incurred or continued by shareholders to purchase or carry shares of the Oregon Intermediate Municipal Bond Fund will not be deductible for federal income tax purposes. Under rules issued by the Internal Revenue Service, the purchase of such shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares. Special rules that are beyond the scope of this Statement of Additional Information limit the deduction of interest paid by financial institutions. Investors with questions regarding these issues should consult their tax advisors.

Dividends attributable to interest on certain private activity bonds issued after August 7, 1986 will be items of tax preference and must be included in alternative minimum taxable income for the purpose of determining liability, if any, for the 26-28 percent alternative minimum tax for individuals and the 20 percent alternative minimum tax for corporations. Furthermore, alternative minimum taxable income for corporations includes an adjustment equal to 75 percent of the excess of “adjusted current earnings” over the corporation’s other federal alternative minimum taxable income (computed without regard to “adjusted current earnings” and without regard to any “alternative tax net operating loss”). See Section 56(g) of the Code. For the purpose of alternative minimum tax for corporations, all exempt-interest dividends, less any interest expense incurred to purchase or carry shares paying exempt interest dividends, must be taken into account as “adjusted current earnings.” In addition, exempt-interest dividends paid to corporate investors may be subject to tax under the environmental tax, which applies at the rate of 0.12 percent on the excess of the “modified alternative minimum taxable income” of the corporation over $2 million. See Section 59A of the Code.

In some cases, exempt-interest dividends paid by the Oregon Intermediate Municipal Bond Fund may indirectly affect the amount of Social Security benefits or railroad retirement benefits that are taxable income to an investor. See Section 86 of the Code.

Certain foreign corporations may be subject to the “branch profits tax” under Section 884 of the Code. The receipt of dividends from the Oregon Intermediate Municipal Bond Fund may increase the liability of the foreign corporation under the branch profits tax, even if such dividends are generally tax-exempt.

“Substantial users” (or persons related thereto) of facilities financed by certain governmental obligations are not allowed to exclude from gross income interest on such obligations. “Substantial user” is defined under U.S. Treasury Regulations to include a non-exempt person (i) who regularly uses a part of such facilities in his or her trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5 percent of the total revenues derived by all users of such facilities, (ii) who occupies more than 5 percent of the usable area of such facilities or (iii) for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. “Related persons” include certain related natural persons, affiliated corporations, a partnership and its partners, and an S corporation and its shareholders. No investigation as to the substantial users of the facilities financed by bonds in the Oregon Intermediate Municipal Bond Fund’s portfolios will be made by the Oregon Intermediate Municipal Bond Fund. Potential investors who may be, or may be related to, substantial users of such facilities should consult their tax advisors before purchasing shares of the Oregon Intermediate Municipal Bond Fund.

At the respective times of issuance of the municipal bonds, opinions relating to the validity thereof and to the exemption of interest thereon from federal income tax generally were or will be rendered by bond counsel engaged by the respective issuing authorities. The Oregon Intermediate Municipal Bond Fund will not make any review of the issuance of the municipal bonds or of the basis for such opinions. An opinion concerning tax-exempt interest generally assumes continuing compliance with applicable standards and restrictions. Certain circumstances or actions by an issuer after the date of issuance can cause interest on municipal bonds to become includable in gross income. In some cases, the interest on such bonds could become taxable from the date of issuance. The Oregon Intermediate Municipal Bond Fund will not monitor any issuers or any municipal bonds to attempt to ensure that the interest remains tax-exempt.

If the Oregon Intermediate Municipal Bond Fund declares dividends attributable to taxable interest it has received, it intends to designate as taxable the same percentage of the day’s dividend that the actual taxable income earned on that day bears to total income earned on that day. Thus, the percentage of the dividend designated as taxable, if any, may vary from day to day.

Shares of the Oregon Intermediate Municipal Bond Fund generally would not be a suitable investment for a tax-exempt institution, a tax-exempt retirement plan, or an individual retirement account. To the extent that such an entity or account is tax-exempt, no additional benefit would result from receiving tax-exempt dividends.

From time to time, proposals have been introduced before Congress to restrict or eliminate the federal income tax exemption for interest on municipal bonds. Similar proposals may be introduced in the future. If such a proposal were enacted, the availability of municipal bonds for investment by the Oregon Intermediate Municipal Bond Fund and the value of portfolio securities held by the Fund would be affected.

Sale or Redemption of Shares. The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain realized upon a taxable disposition of shares will be treated as long-term capital gain if the shares have been held for more than 12 months. Otherwise the gain on the sale, exchange or redemption of shares will be treated as short-term capital gain. In general, any loss realized upon a taxable disposition of shares will be treated as long-term capital loss if the shares have been held more than 12 months, and otherwise as a short-term capital loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if other substantially identical shares are purchased within 30 days before or after the disposition. In such a case, the basis of the newly-purchased shares will be adjusted to reflect the disallowed loss.

Non-U.S. Shareholders. Capital gain dividends and exempt-interest dividends will not be subject to withholding of federal income tax. In general, dividends (other than Capital Gain Dividends and exempt-interest dividends) paid by a Fund to a shareholder that is not a “U.S. person” within the meaning of the Code (a “foreign shareholder”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, effective for taxable years of a Fund beginning before January 1, 2008, a Fund will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign shareholder (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation) from U.S.-source interest income that, in general, would not be subject to U.S. federal income tax if earned directly by an individual foreign shareholder, to the extent such distributions are properly designated by the Fund, and (ii) with respect to distributions (other than distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the Fund. Depending on the circumstances, a Fund may make such designations with respect to all, some or none of its potentially eligible dividends and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a foreign person will need to comply with applicable certification requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund makes a designation with respect to a payment. Foreign persons should contact their intermediaries with respect to the application of these rules to their accounts.

The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number (“TIN”), who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding tax rate is 28% for amounts paid through 2010. This rate will expire and the backup withholding rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise.

In order for a foreign investor to qualify for reduction or elimination of backup withholding under a tax treaty or an exemption from backup withholding, the foreign investor must comply with special certification and filing requirements. Foreign investors in the Fund should consult their tax advisers in this regard. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the Internal Revenue Service.

If a beneficial holder who is a foreign shareholder has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates. However, if such a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal net income taxation only if it is also attributable to a permanent establishment maintained by the shareholder in the United States.

A beneficial holder of shares who is a foreign person may be subject to state and local tax and to the U.S. federal estate tax in addition to the federal tax on income referred to above.

Special rules apply to the tax treatment of distributions from the Fund that are paid to a foreign person and are attributable to gain from “U.S. real property interests” (“USRPIs”), which the Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in “U.S. real property holding corporations” such as REITs. The Code deems any corporation that holds (or held during the previous five-year period) USRPIs with a fair market value equal to 50% or more of the fair market value of the corporation’s U.S. and foreign real property assets and other assets used or held for use in a trade or business to be a U.S. real property holding corporation; however, if any class of stock of a corporation is traded on an established securities market, stock of such class shall be treated as a USRPI only in the case of a person who holds more than 5% of such class of stock at any time during the previous five-year period. For dividends paid or deemed paid on or before December 31, 2007, distributions to foreign persons attributable to gains from the sale or exchange of USRPIs will give rise to an obligation for those foreign persons to file a U.S. tax return and pay tax, and may well be subject to withholding under future regulations.

Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met, or (iii) the shares constitute USRPIs or the Capital Gain Dividends are paid or deemed paid on or before December 31, 2007 and are attributable to gains from the sale or exchange of USRPIs. Effective after December 31, 2004, and before January 1, 2008, if the Fund is a U.S. real property holding corporation (as described above) the Fund’s shares will nevertheless not constitute USRPIs if the Fund is a “domestically controlled qualified investment entity,” which is defined to include a RIC that, at all times during the shorter of the 5-year period ending on the date of the disposition or the period during which the RIC was in existence, had less than 50 percent in value of its stock held directly or indirectly by foreign persons.

Foreign Income Taxes

The Mid Cap Growth Fund, the Small Cap Growth Fund I, the Real Estate Fund, the Technology Fund, the Strategic Investor Fund, the Balanced Fund, and the Conservative High Yield Fund may invest in the securities of foreign corporations and issuers. Foreign countries may impose income taxes, generally collected by withholding, on foreign-source dividends and interest paid to a Fund. These foreign taxes will reduce a Fund’s distributed income and a Fund’s return. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes. The Funds generally expect to incur, however, no foreign income taxes on gains from the sale of foreign securities.

The United States has entered into income tax treaties with many foreign countries to reduce or eliminate the foreign taxes on certain dividends and interest received from corporations in those countries. The Funds intend to take advantage of such treaties where possible. It is impossible to predict with certainty the effective rate of foreign taxes that will be paid by a Fund since the amount invested in particular countries will fluctuate and the amounts of dividends and interest relative to total income will fluctuate.

State Income Taxes

Funds That Invest in U.S. Government Securities. Many states grant tax-free status to dividends paid to shareholders of mutual funds from interest income earned by the fund from direct obligations of the U.S. government. Investments in mortgage-backed securities (including GNMA, FNMA and FHLMC securities) and repurchase agreements collateralized by U.S. government securities do not qualify as direct federal obligations in most states. Shareholders should consult with their own tax advisors about the applicability of state and local intangible property, income or other taxes to their fund shares and distributions and redemption proceeds received from the Fund.

Oregon Intermediate Municipal Bond Fund. Individuals, trusts, and estates will not be subject to the Oregon personal income tax on distributions from the Oregon Intermediate Municipal Bond Fund that are derived from tax-exempt interest paid on the municipal bonds of Oregon and its political subdivisions and certain other issuers (including Puerto Rico and Guam). However, individuals, trusts, and estates that are subject to Oregon personal income tax generally are also subject to the Oregon personal income tax on distributions from the Oregon Intermediate Municipal Bond Fund that are derived from other types of income, including interest on the municipal bonds of states other than Oregon. Furthermore, it is expected that corporations subject to the Oregon corporation excise or income tax will be subject to that tax on income from the Oregon Intermediate Municipal Bond Fund, including income that is exempt for federal purposes. Shares of the Oregon Intermediate Municipal Bond Fund will not be subject to Oregon property tax. Additional discussion regarding local taxes, and the tax rules of states other than Oregon, are beyond the scope of this discussion.

Oregon generally taxes corporations on interest income from municipal bonds. The Oregon Intermediate Municipal Bond Fund is a corporation. However, ORS 317.309(2) provides that a regulated investment company may deduct from such interest income the exempt-interest dividends that are paid to shareholders. The Oregon Intermediate Municipal Bond Fund expects to distribute its interest income so that it will not be liable for Oregon corporation excise or income taxes.

The Oregon Intermediate Municipal Bond Fund will report annually to its shareholders the percentage and source, on a state-by-state basis, of interest income on municipal bonds received by the Fund during the preceding year.

Capital gains distributed to shareholders of the Oregon Intermediate Municipal Bond Fund will generally be subject to state and local taxes. Further discussion regarding the state and local tax consequences of investments in the Funds are beyond the scope of the tax discussions in the Prospectus and this Statement of Additional Information.

Additional Information

The foregoing summary and the summary included in the Prospectus under “Distributions and Taxes” of tax consequences of investment in the Funds are necessarily general and abbreviated. No attempt has been made to present a complete or detailed explanation of tax matters. Furthermore, the provisions of the statutes and regulations on which they are based are subject to change, prospectively or retroactively, by legislative or administrative action. Local taxes are beyond the scope of this discussion. Prospective investors in the Funds are urged to consult their own tax advisors regarding specific questions as to federal, state, or local taxes.

Except as noted, this discussion applies only to general U.S. shareholders. Foreign investors and U.S. shareholders with particular tax issues or statuses should consult their own tax advisors regarding the special rules that may apply to them.

Shares Purchased Through Tax-Qualified Plans. Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of a Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

Recent Tax Shelter Reporting Regulations. Under Treasury regulations, if a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

SHAREHOLDER MEETINGS

The Funds are not required to hold annual shareholder meetings, but special meetings may be called for certain purposes. The Funds have voluntarily undertaken to hold a shareholder meeting at which the Board of Trustees would be elected at least every five years beginning in 2005. Each whole share (or fractional share) outstanding on the record date established in accordance with the Funds’ By-Laws shall be entitled to a number of votes on any matter on which it is entitled to vote equal to the net asset value of the shares (or fractional share) in United States dollars determined at the close of business on the record date (for example, a share having a net asset value of $10.50 would be entitled to 10.5 votes).

The Trustees may fill any vacancies in the Board of Trustees except that the Trustees may not fill a vacancy if, immediately after filling such vacancy, less than two-thirds of the Trustees then in office would have been elected to such office by the shareholders. In addition, at such times as less than a majority of the Trustees then in office have been elected to such office by the shareholders, the Trustees must call a meeting of shareholders. Trustees may be removed from office by a written consent signed by a majority of the outstanding shares of the Funds or by a vote of the holders of a majority of the outstanding shares at a meeting duly called for the purpose. Except as otherwise disclosed in the Prospectus and this SAI, the Trustees shall continue to hold office and may appoint their successors.

At any shareholders’ meetings that may be held, shareholders of all series would vote together, irrespective of series, on the election of Trustees, but each series would vote separately from the others on other matters, such as changes in the investment policies of that series or the approval of the management agreement for that series. Shares of each Fund and any other Funds in the Fund Complex that may be in existence from time to time generally vote together except when required by law to vote separately by fund or by class.

FINANCIAL STATEMENTS

The Funds’ most recent Annual and Semi-Annual Report to shareholders are separate documents supplied with this Statement of Additional Information. The financial statements, accompanying notes and report of independent registered public accounting firm appearing in the Annual Report, and the financial statements and accompanying notes appearing in the Semi-Annual Report are incorporated by reference into this Statement of Additional Information.

APPENDIX I

Columbia Management Advisors, LLC (“CMA”)

Proxy Voting Policies and Procedures

Adopted July 1, 2003 and revised September 30, 2005 and April 25, 2006

All proxies1 regarding client securities for which Columbia Management Advisors, LLC (“CMA”) has assumed authority to vote will, unless CMA determines in accordance with policies stated below to abstain from voting, be voted in a manner considered by CMA to be in the best interest of CMA’s clients without regard to any resulting benefit or detriment to CMA or its affiliates. The best interest of clients is defined for this purpose as the interest of enhancing or protecting the economic value of client accounts, considered as a group rather than individually, as CMA determines in its sole and absolute discretion. In the event a client believes that its other interests require a different vote, CMA shall vote as the client clearly instructs, provided CMA receives such instructions in time to act accordingly.

CMA endeavors to vote, in accordance with this Policy, all proxies of which it becomes aware, subject to the following exceptions (unless otherwise agreed) when CMA expects to routinely abstain from voting:

1.	Proxies will usually not be voted in cases where the security has been loaned from the Client’s account.

2.	Proxies will usually not be voted in cases where CMA deems the costs to the Client and/or the administrative inconvenience of voting the security (e.g., some foreign securities) outweigh the benefit of doing so.

CMA seeks to avoid the occurrence of actual or apparent material conflicts of interest in the proxy voting process by voting in accordance with predetermined voting guidelines, as stated below. For those proxy proposals that require special consideration or in instances where special circumstances may require varying from the predetermined guidelines, the Columbia Management Proxy Committee will determine the best interest of CMA’s clients and vote accordingly, without consideration of any resulting benefit or detriment to CMA or its affiliates.

OVERVIEW:

An investment adviser that exercises voting authority over clients’ proxies must adopt written policies and procedures that are reasonably designed to ensure that those proxies are voted in the best economic interests of clients. An adviser’s policies and procedures must address how the adviser resolves material conflicts of interest between its interests and those of its clients. An investment adviser must comply with certain record keeping and disclosure requirements with respect to its proxy voting responsibilities. In addition, an investment adviser to ERISA accounts has an affirmative obligation to vote proxies for an ERISA account, unless the client expressly retains proxy voting authority.

PROCEDURES AND CONTROLS:

I.	PROXY COMMITTEE

CMA has established a Proxy Committee whose standing members will include senior investment management personnel, who participate as voting authorities on the Committee. Each standing member may designate a senior portfolio manager or a senior analyst officer to act as a substitute in a given matter on their behalf. Additionally, the Proxy Committee regularly involves other associates (e.g., Mutual Funds’ Chief Compliance Officer, Legal representative, Compliance Risk Management representative) who participate as needed to enable effective execution of the Committee’s responsibilities.

The Proxy Committee’s functions shall include, in part,

(a) direction of the vote on proposals where there has been a recommendation to the Proxy Committee, pursuant to Section IV.B, not to vote according to the predetermined Voting Guidelines stated in Section IV.A or on proposals which require special, individual consideration in accordance with Section IV.C;

[1]	The term “proxy” as used herein refers to consents, elections and authorizations solicited by any party with respect to securities of any sort.

(b) review at least annually of this Proxy Voting Policy and Procedure to ensure consistency with internal policies client disclosures and regulatory requirements;

(c) review at least annually of existing Voting Guidelines and need for development of additional Voting Guidelines to assist in the review of proxy proposals; and

(d) development and modification of Voting Procedures, as stated in Section V, as it deems appropriate or necessary.

The Proxy Committee has an established charter, which sets forth the Proxy Committee’s purpose, membership and operation. The Proxy Committee’s charter is consistent, in all material respects, with this policy and procedure.

II.	CMA’S INVESTMENT ASSOCIATES

Under CMA’s Voting Guidelines, certain matters must be determined on a case-by-case basis. In general, the Proxy Department will refer these matters first to the relevant CMA research analyst. If there is not a research analyst assigned to the particular security, the matter will be referred to the appropriate portfolio manager.

In considering a particular proxy matter, the research analyst or portfolio manager must vote in the clients’ best interest as defined above. Information regarding CMA’s proxy voting decisions is confidential information. Therefore, research analysts and portfolio managers generally must not discuss proxy votes with any person outside of CMA and within CMA on a need to know basis only.

Research analysts and portfolio managers must discharge their responsibilities consistent with the obligations set forth in Section IV. A research analyst or portfolio manager must disclose in writing any inappropriate attempt to influence their recommendation or any other personal interest that they have with the issuer by completing a Conflicts of Interest Disclosure and Certification Form and submitting the form to Compliance Risk Management (“CRM”). For each Proxy Referral (defined in Section III), the research analyst or portfolio manager is responsible for memorializing their recommendation on the Proxy Voting Recommendation Form and communicating it to the Proxy Department.

Research analysts and portfolio managers should seek advice from CRM or Legal with respect to any questions that they have regarding personal conflicts of interests, communications regarding proxies, or other related matters.

III.	CONFLICTS OF INTEREST

For purposes of CMA’s proxy policy, a material conflict of interest is a relationship or activity engaged in by CMA, a CMA affiliate2, or a CMA associate that creates an incentive (or appearance thereof) to favor the interests of CMA, the affiliate, or associate, rather than the clients’ interests. For example, CMA may have a conflict of interest if either CMA has a significant business relationship with a company that is soliciting a proxy, or if a CMA associate involved in the proxy voting decision-making process has a significant personal or family relationship with the particular company. A conflict of interest is considered to be “material” to the extent that a reasonable person could expect the conflict to influence CMA’s decision on the particular vote at issue. In all cases where there is deemed to be a material conflict of interest, CMA will seek to resolve it in the clients’ best interests.

For those proxy proposals that: (1) are not addressed by CMA’s proxy guidelines; (2) the guidelines specify the issue must be evaluated and determined on a case-by-case basis; or (3) a CMA investment associate believes that an exception to the guidelines may be in the best economic interest of CMA’s clients (collectively, “Proxy Referrals”), CMA may vote the proxy, subject to the conflicts of interest procedures set forth below.

In the case of Proxy Referrals, Compliance Risk Management will collect and review any information deemed reasonably appropriate to evaluate if CMA or any person participating in the proxy voting decision-making process has, or has the appearance of, a material conflict of interest. CMA investment personnel involved in the particular Proxy Referral must report any personal conflict of interest circumstances to Columbia Management’s Conflicts Officer in writing on the Conflicts of Interest Disclosure and Certification Form. Compliance Risk Management will consider information about CMA’s significant business relationships, as well as other relevant information. The information considered by Compliance Risk Management may include information regarding: (1) CMA

[2]	Bank of America Corporation (“BAC”), the ultimate corporate parent of CMA, Bank of America, N.A. and all of their numerous affiliates owns, operates and has interests in many lines of business that may create or give rise to the appearance of a conflict of interest between BAC or its affiliates and those of Firm-advised clients. For example, the commercial and investment banking business lines may have interests with respect to issuers of voting securities that could appear to or even actually conflict with CMA’s duty, in the proxy voting process, to act in the best economic interest of its clients.

client and other business relationships; (2) any relevant personal conflicts; and (3) communications between investment professionals and parties outside the CMA investment division regarding the proxy matter. Compliance Risk Management will consult with relevant experts, including legal counsel, as necessary.

If Compliance Risk Management determines that it reasonably believes (1) CMA has a material conflict of interest, or (2) certain individuals should be recused from participating in the proxy vote at issue, Compliance Risk Management will inform the Chair of the Proxy Committee. Where a material conflict of interest is determined to have arisen in the proxy voting process, CMA’s policy is to invoke one or more of the following conflict management procedures:

•	Causing the proxies to be voted in accordance with the recommendations of an independent third party (which generally will be CMA’s proxy voting agent);

•	Causing the proxies to be delegated to a qualified, independent third party, which may include CMA’s proxy voting agent.

•	In unusual cases, with the Client’s consent and upon ample notice, forwarding the proxies to CMA’s clients so that they may vote the proxies directly.

Affiliate Investment Companies and Public Companies

CMA considers (1) proxies solicited by open-end and closed-end investment companies for which CMA or an affiliate serves as an investment adviser or principal underwriter; and (2) proxies solicited by Bank of America or other public companies within the BAC organization to present a material conflict of interest for CMA. Consequently, the proxies of such affiliates will be voted following one of the conflict management procedures discussed above.

Management of Conflicts of Interest — Additional Procedures

BAC as well as CMA has various compliance policies and procedures in place in order to address any material conflicts of interest that might arise in this context.

1.	BAC’s enterprise-wide Code of Ethics specifically prohibits the flow of certain business-related information between associates on the commercial and/or investment banking side of the corporation and associates charged with trust or non-trust fiduciary responsibilities, including investment decision-making and proxy voting.

2.	In addition, BAC has adopted “Global Policies and Procedures Regarding Information Walls and Inside Information.” Pursuant to these policies and procedures, “information barriers” have been established between various BAC business lines designed to prohibit the passage of certain information across those barriers.

3.	Within CMA, CMA’s Code of Ethics affirmatively requires that associates of CMA act in a manner whereby no actual or apparent conflict of interest may be seen as arising between the associate’s interests and those of CMA’s Clients.

4.	By assuming his or her responsibilities pursuant to this Policy, each member of the Proxy Committee (including the chairperson) and any CMA or BAC associate advising or acting under the supervision or oversight of the Proxy Committee undertakes:

•

To disclose in writing to Columbia Management Conflicts of Interest Officer (within Compliance Risk Management) any actual or apparent personal material conflicts of interest which he or she may have (e.g., by way of substantial ownership of securities, relationships with nominees for directorship, members of an issuer’s or dissident’s management or otherwise) in determining whether or how CMA will vote proxies. Additionally, each member must disclose any direct, indirect or perceived influence or attempt to influence such action which the member or associate views as being inconsistent with the purpose or provisions of this Policy or the Code of Ethics of CMA or BAC. In the event any member of the Proxy Committee has a conflict of interest regarding a given matter, he or she will abstain from participating in the Committee’s determination of whether and/or how to vote in the matter; and

•	To refrain from taking into consideration, in the decision as to whether or how CMA will vote proxies:

•

The existence of any current or prospective material business relationship between CMA, BAC or any of their affiliates, on one hand, and any party (or its affiliates) that is soliciting or is otherwise interested in the proxies to be voted, on the other hand.

5.	In certain circumstances, CMA follows the proxy guidelines and uses other research services provided by Institutional Shareholder Services, Inc. (“ISS”) or another independent third party. CMA has undertaken a review of ISS’ conflicts of interest procedures, and will continue to monitor them on an ongoing basis. In the event that CMA determines that it would be appropriate to use another third party, it will undertake a similar conflicts of interest assessment review.

IV.	VOTING GUIDELINES

A.	The Proxy Committee has adopted the following guidelines for voting proxies. CMA uses an independent, third-party vendor (currently ISS), to implement its proxy voting process as CMA’s proxy voting agent. In general, whenever a vote is solicited, ISS will execute the vote according to CMA’s Voting Guidelines as follows:

1.	Matters Relating to the Board of Directors/Corporate Governance

CMA generally will vote FOR:

•

Proposals for the election of directors or for an increase or decrease in the number of directors, provided that no more than one-third of the Board of Directors would, presently or at any time during the previous three-year period, be from management. However, CMA generally will WITHHOLD votes from pertinent director nominees if:

(i)	the board as proposed to be constituted would have more than one-third of its members from management;

(ii)	the board does not have audit, nominating, and compensation committees composed solely of directors who qualify as being regarded as “independent,” i.e. having no material relationship, directly or indirectly, with the Company, as CMA’s proxy voting agent may determine (subject to the Proxy Committee’s contrary determination of independence or non-independence);

(iii)	the nominee, as a member of the audit committee, permitted the company to incur excessive non-audit fees (as defined below regarding other business matters — ratification of the appointment of auditors);

(iv)	a director serves on more than six public company boards;

(v)	the CEO serves on more than two public company boards other than the company’s board.

On a CASE-BY-CASE basis, CMA may WITHHOLD votes for a director nominee who has failed to observe good corporate governance practices or, through specific corporate action or inaction (e.g. failing to implement policies for which a majority of shareholders has previously cast votes in favor), has demonstrated a disregard for the interests of shareholders.

•

Proposals requesting that the board audit, compensation and/or nominating committee be composed solely of independent directors. The Audit Committee must satisfy the independence and experience requirements established by the SEC and the New York Stock Exchange (“NYSE”), or appropriate local requirements for foreign securities. At least one member of the Audit Committee must qualify as a “financial expert” in accordance with SEC rules.

•	Proposals to declassify a board, absent special circumstances that would indicate that shareholder interests are better served by a classified board structure.

CMA generally will vote FOR:

•

Proposals to create or eliminate positions or titles for senior management. CMA generally prefers that the role of Chairman of the Board and CEO be held by different persons unless there are compelling reasons to vote AGAINST a proposal to separate these positions, such as the existence of a counter-balancing governance structure that includes at least the following elements in addition to applicable listing standards:

•	Established governance standards and guidelines.

•	Full board composed of not less than two-thirds “independent” directors, as defined by applicable regulatory and listing standards.

•	Compensation, as well as audit and nominating (or corporate governance) committees composed entirely of independent directors.

•

A designated or rotating presiding independent director appointed by and from the independent directors with the authority and responsibility to call and preside at regularly and, as necessary, specially scheduled meetings of the independent directors to be conducted, unless the participating independent directors otherwise wish, in executive session with no members of management present.

•

Disclosed processes for communicating with any individual director, the presiding independent director (or, alternatively, all of the independent directors, as a group) and the entire board of directors, as a group.

•

The pertinent class of the Company’s voting securities has out-performed, on a three-year basis, both an appropriate peer group and benchmark index, as indicated in the performance summary table of the Company’s proxy materials. This requirement shall not apply if there has been a change in the Chairman/ CEO position within the three-year period.

•	Proposals that grant or restore shareholder ability to remove directors with or without cause.

•	Proposals to permit shareholders to elect directors to fill board vacancies.

•	Proposals that encourage directors to own a minimum amount of company stock.

•	Proposals to provide or to restore shareholder appraisal rights.

•	Proposals to adopt cumulative voting.

•	Proposals for the company to adopt confidential voting.

CMA will generally vote FOR shareholder proposals calling for majority voting thresholds for director elections unless the company has adopted formal corporate governance principles that present a meaningful alternative to the majority voting standard and/or provides an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

CMA generally will vote AGAINST:

•	Proposals to classify boards, absent special circumstances indicating that shareholder interests would be better served by a classified board structure.

•	Proposals that give management the ability to alter the size of the board without shareholder approval.

•	Proposals that provide directors may be removed only by supermajority vote.

•	Proposals to eliminate cumulative voting.

•	Proposals which allow more than one vote per share in the election of directors.

•	Proposals that provide that only continuing directors may elect replacements to fill board vacancies.

•	Proposals that mandate a minimum amount of company stock that directors must own.

•	Proposals to limit the tenure of non-management directors.

CMA will vote on a CASE-BY-CASE basis in contested elections of directors.

CMA generally will vote on a CASE-BY-CASE basis on board approved proposals relating to corporate governance. Such proposals include, but are not limited to:

•	Reimbursement of proxy solicitation expenses taking into consideration whether or not CMA was in favor of the dissidents.

•

Proxy contest advance notice. CMA generally will vote FOR proposals that allow shareholders to submit proposals as close to the meeting date as possible while allowing for sufficient time for Company response, SEC review, and analysis by other shareholders.

•	CMA will vote on a CASE-BY-CASE basis to indemnify directors and officers, and AGAINST proposals to indemnify external auditors.

•	CMA will vote FOR the indemnification of internal auditors, unless the costs associated with the approval are not disclosed.

2.	Compensation

CMA generally will vote FOR management sponsored compensation plans (such as bonus plans, incentive plans, stock option plans, pension and retirement benefits, stock purchase plans or thrift plans) if they are consistent with industry and country standards. However, CMA generally is opposed to compensation plans that substantially dilute ownership interest in a company, provide participants with excessive awards, or have objectionable structural features. Specifically, for equity-based plans, if the proposed number of shares authorized for option programs (excluding authorized shares for expired options) exceeds an average of 5% of the currently outstanding shares over the previous three years or an average of 3% over the previous three years for directors only, the proposal should be referred to the appropriate Research Analyst, or alternatively if no Research Analyst is assigned to the security, the Portfolio Manager. The Investment Associate will then consider the circumstances surrounding the issue and vote in the best interest of CMA’s clients. CMA requires that management provide substantial justification for the repricing of options.

CMA generally will vote FOR:

•	Proposals requiring that executive severance arrangements be submitted for shareholder ratification.

•	Proposals asking a company to expense stock options.

•	Proposals to put option repricings to a shareholder vote.

•

Employee stock purchase plans that have the following features: (i) the shares purchased under the plan are acquired for no less than 85% of their market value, (ii) the offering period under the plan is 27 months or less, and (iii) dilution is 10% or less.

•	Proposals for the remuneration of auditors if no more than 33% of the compensation costs comes from non audit activity.

CMA generally will vote AGAINST:

•	Stock option plans that permit issuance of options with an exercise price below the stock’s current market price, or that permit replacing or repricing of out-of-the money options.

•	Proposals to authorize the replacement or repricing of out-of-the money options.

•

Proposals requesting that plan administrators have advance authority to amend the terms of a plan without detailed disclosure of the specific amendments. When sufficient details are provided on the amendments permitted by the advance authority, CMA will recommend on such proposals on a CASE-BY-CASE basis.

CMA will vote on a CASE-BY-CASE basis proposals regarding approval of specific executive severance arrangements.

3.	Capitalization

CMA generally will vote FOR:

•

Proposals to increase the authorized shares for stock dividends, stock splits (and reverse stock splits) or general issuance, unless proposed as an anti-takeover measure or a general issuance proposal increases the authorization by more than 30% without a clear need presented by the company. Proposals for reverse stock splits should include an overall reduction in authorization.

For companies recognizing preemptive rights for existing shareholders, CMA generally will vote FOR general issuance proposals that increase the authorized shares by more than 30%. CMA will vote on a CASE-BY-CASE basis all such proposals by companies that do not recognize preemptive rights for existing shareholders.

•	Proposals for the elimination of authorized but unissued shares or retirement of those shares purchased for sinking fund or treasury stock.

•	Proposals to institute/renew open market share repurchase plans in which all shareholders may participate on equal terms.

•	Proposals to reduce or change the par value of common stock, provided the number of shares is also changed in order to keep the capital unchanged.

CMA will evaluate on a CASE-BY-CASE basis proposals regarding:

•

Management proposals that allow listed companies to de-list and terminate the registration of their common stock. CMA will determine whether the transaction enhances shareholder value by giving consideration to:

•	Whether the company has attained benefits from being publicly traded.

•	Cash-out value.

•	Balanced interests of continuing vs. cashed-out shareholders.

•	Market reaction to public announcement of transaction.

4.	Mergers, Restructurings and Other Transactions

CMA will review, on a CASE-BY-CASE basis, business transactions such as mergers, acquisitions, reorganizations, liquidations, spinoffs, buyouts and sale of all or substantially all of a company’s assets.

5.	Anti-Takeover Measures

CMA generally will vote AGAINST proposals intended largely to avoid acquisition prior to the occurrence of an actual event or to discourage acquisition by creating a cost constraint. With respect to the following measures, CMA generally will vote as follows:

Poison Pills

•	CMA votes FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

•	CMA generally votes FOR shareholder proposals to eliminate a poison pill.

•	CMA generally votes AGAINST management proposals to ratify a poison pill.

Greenmail

•	CMA will vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or to otherwise restrict a company’s ability to make greenmail payments.

Supermajority vote

•

CMA will vote AGAINST board-approved proposals to adopt anti-takeover measures such as supermajority voting provisions, issuance of blank check preferred stock, the creation of a separate class of stock with disparate voting rights and charter amendments adopting control share acquisition provisions.

Control Share Acquisition Provisions

•	CMA will vote FOR proposals to opt out of control share acquisition statutes.

6.	Other Business Matters

CMA generally will vote FOR:

•	Proposals to approve routine business matters such as changing the company’s name and procedural matters relating to the shareholder meeting such as approving the minutes of a prior meeting.

•	Proposals to ratify the appointment of auditors, unless any of the following apply in which case CMA will generally vote AGAINST the proposal:

•	Credible reason exists to question:

•	The auditor’s independence, as determined by applicable regulatory requirements.

•	The accuracy or reliability of the auditor’s opinion as to the company’s financial position.

•

Fees paid to the auditor or its affiliates for “non-audit” services were excessive, i.e., in excess of the total fees paid for “audit,” “audit-related” and “tax compliance” and/or “tax return preparation” services, as disclosed in the company’s proxy materials.

•	Bylaw or charter changes that are of a housekeeping nature (e.g., updates or corrections).

•	Proposals to approve the annual reports and accounts provided the certifications required by the Sarbanes-Oxley Act of 2002 have been provided.

CMA generally will vote AGAINST:

•	Proposals to eliminate the right of shareholders to act by written consent or call special meetings.

•

Proposals providing management with authority to adjourn an annual or special shareholder meeting absent compelling reasons, or to adopt, amend or repeal bylaws without shareholder approval, or to vote unmarked proxies in favor of management.

•	Shareholder proposals to change the date, time or location of the company’s annual meeting of shareholders.

CMA will vote AGAINST:

•	Authorization to transact other unidentified substantive (as opposed to procedural) business at a meeting.

CMA will vote on a CASE-BY-CASE basis:

•

Proposals to change the location of the company’s state of incorporation. CMA considers whether financial benefits (e.g., reduced fees or taxes) likely to accrue to the company as a result of a reincorporation or other change of domicile outweigh any accompanying material diminution of shareholder rights.

•	Proposals on whether and how to vote on “bundled” or otherwise conditioned proposals, depending on the overall economic effects upon shareholders.

CMA generally will ABSTAIN from voting on shareholder proposals predominantly involving social, socio-economic, environmental, political or other similar matters on the basis that their impact on share value can rarely be anticipated with any high degree of confidence. CMA may, on a CASE-BY-CASE basis, vote:

•

FOR proposals seeking inquiry and reporting with respect to, rather than cessation or affirmative implementation of, specific policies where the pertinent issue warrants separate communication to shareholders; and

•

FOR or AGAINST the latter sort of proposal in light of the relative benefits and detriments (e.g. distraction, costs, other burdens) to share value which may be expected to flow from passage of the proposal.

7.	Other Matters Relating to Foreign Issues

CMA generally will vote FOR:

•	Most stock (scrip) dividend proposals. CMA votes AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

•	Proposals to capitalize the company’s reserves for bonus issues of shares or to increase the par value of shares.

•	Proposals to approve control and profit transfer agreements between a parent and its subsidiaries.

•

Management proposals seeking the discharge of management and supervisory board members, unless there is concern about the past actions of the company’s auditors/directors and/or legal action is being taken against the board by other shareholders.

•

Management proposals concerning allocation of income and the distribution of dividends, unless the dividend payout ratio has been consistently below 30 percent without adequate explanation or the payout is excessive given the company’s financial position.

•	Proposals for the adoption of financing plans if they are in the best economic interests of shareholders.

CMA will evaluate management proposals to approve protective preference shares for Netherlands located company-friendly foundations proposals on a CASE-BY-CASE basis and will only support resolutions if:

•	The supervisory board needs to approve an issuance of shares while the supervisory board is independent within the meaning of CMA’ categorization rules and the Dutch Corporate Governance Code.

•	No call/put option agreement exists between the company and the foundation.

•	There is a qualifying offer clause or there are annual management and supervisory board elections.

•	The issuance authority is for a maximum of 18 months.

•	The board of the company-friendly foundation is independent.

•	The company has disclosed under what circumstances it expects to make use of the possibility to issue preference shares.

•	There are no priority shares or other egregious protective or entrenchment tools.

•	The company releases its proxy circular, with details of the poison pill proposal, at least three weeks prior to the meeting.

•	Art 2:359c Civil Code of the legislative proposal has been implemented.

8.	Investment Company Matters

Election of Directors:

CMA will vote on a CASE-BY-CASE basis proposals for the election of directors, considering the following factors:

•	Board structure

•	Attendance at board and committee meetings.

CMA will WITHHOLD votes from directors who:

•

Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day’s meetings, votes should not be withheld even if such absence dropped the director’s attendance below 75 percent.

•	Ignore a shareholder proposal that is approved by a majority of shares outstanding;

•	Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years;

•	Are interested directors and sit on the audit or nominating committee; or

•	Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

Proxy Contests:

CMA will vote on a CASE-BY-CASE basis proposals for proxy contests, considering the following factors:

•	Past performance relative to its peers

•	Market in which fund invests

•	Past shareholder activism, board activity and votes on related proposals

•	Strategy of the incumbents versus the dissidents

•	Independence of incumbent directors; director nominees

•	Experience and skills of director nominees

•	Governance profile of the company

•	Evidence of management entrenchment

Converting Closed-end Fund to Open-end Fund:

CMA will vote conversion proposals on a CASE-BY-CASE basis, considering the following factors:

•	Past performance as a closed-end fund

•	Market in which the fund invests

•	Measures taken by the board to address the discount

•	Past shareholder activism, board activity, and votes on related proposals.

Investment Advisory Agreements:

CMA will vote investment advisory agreements on a CASE-BY-CASE basis, considering the following factors:

•	Proposed and current fee schedules

•	Fund category/investment objective

•	Performance benchmarks

•	Share price performance as compared with peers

•	Resulting fees relative to peers

•	Assignments (where the adviser undergoes a change of control)

Approving New Classes or Series of Shares:

CMA will vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals:

CMA will vote on a CASE-BY-CASE basis proposals for the authorization for or increase in the preferred shares, considering the following factors:

•	Stated specific financing purpose

•	Possible dilution for common shares

•	Whether the shares can be used for antitakeover purposes

Policies Addressed by the Investment Company Act of 1940 (“1940 Act”):

CMA will vote proposals regarding adoption or changes of policies addressed by the 1940 Act on a CASE-BY-CASE basis, considering the following factors:

•	Potential competitiveness

•	Regulatory developments

•	Current and potential returns

•	Current and potential risk

CMA generally will vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with current SEC interpretations.

Changing a Fundamental Restriction to a Non-fundamental Restriction:

CMA will vote on a CASE-BY-CASE basis proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

•	Fund’s target investments

•	Reasons given by the fund for the change

•	Projected impact of the change on the portfolio

Change Fundamental Investment Objective to Non-fundamental:

CMA will vote AGAINST proposals to change a fund’s investment objective from fundamental to non-fundamental unless management acknowledges meaningful limitations upon its future requested ability to change the objective.

Name Change Proposals:

CMA will vote on a CASE-BY-CASE basis proposals to change a fund’s name, considering the following factors:

•	Political/economic changes in the target market

•	Consolidation in the target market

•	Current asset composition

Change in Fund’s Subclassification:

CMA will vote on a CASE-BY-CASE basis proposals to change a fund’s subclassification, considering the following factors:

•	Potential competitiveness

•	Current and potential returns

•	Risk of concentration

•	Consolidation in target industry

Disposition of Assets/Termination/Liquidation:

CMA will vote on a CASE-BY-CASE basis these proposals, considering the following factors:

•	Strategies employed to salvage the company

•	Past performance of the fund

•	Terms of the liquidation

Changes to the Charter Document:

CMA will vote on a CASE-BY-CASE basis proposals to change the charter document, considering the following factors:

•	The degree of change implied by the proposal

•	The efficiencies that could result

•	The state of incorporation; net effect on shareholder rights

•	Regulatory standards and implications

CMA will vote FOR:

•

Proposals allowing the Board to impose, without shareholder approval, fees payable upon redemption of fund shares, provided imposition of such fees is likely to benefit long-term fund investors (e.g., by deterring market timing activity by other fund investors)

•

Proposals enabling the Board to amend, without shareholder approval, the fund’s management agreement(s) with its investment adviser(s) or sub-advisers, provided the amendment is not required by applicable law (including the 1940 Act) or interpretations thereunder to require such approval

CMA will vote AGAINST:

•	Proposals enabling the Board to:

•	Change, without shareholder approval the domicile of the fund

•	Adopt, without shareholder approval, material amendments of the fund’s declaration of trust or other organizational document

Changing the Domicile of a Fund:

CMA will vote on a CASE-BY-CASE basis proposals to reincorporate, considering the following factors:

•	Regulations of both states

•	Required fundamental policies of both states

•	The increased flexibility available

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval:

CMA will vote FOR proposals to enable the Board or Investment Adviser to hire and terminate sub-advisers, without shareholder approval, in accordance with applicable rules or exemptive orders under the Investment Company Act of 1940.

Distribution Agreements:

CMA will vote these proposals on a CASE-BY-CASE basis, considering the following factors:

•	Fees charged to comparably sized funds with similar objectives

•	The proposed distributor’s reputation and past performance

•	The competitiveness of the fund in the industry

•	Terms of the agreement

Master-Feeder Structure:

CMA will vote FOR the establishment of a master-feeder structure.

Mergers:

CMA will vote merger proposals on a CASE-BY-CASE basis, considering the following factors:

•	Resulting fee structure

•	Performance of both funds

•	Continuity of management personnel

•	Changes in corporate governance and their impact on shareholder rights

Shareholder Proposals to Establish Director Ownership Requirement:

CMA will generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While CMA favors stockownership on the part of directors, the company should determine the appropriate ownership requirement.

Shareholder Proposals to Reimburse Shareholder for Expenses Incurred:

CMA will vote on a CASE-BY-CASE basis proposals to reimburse proxy solicitation expenses.

Shareholder Proposals to Terminate the Investment Adviser:

CMA will vote on a CASE-BY-CASE basis proposals to terminate the investment adviser, considering the following factors:

•	Performance of the fund’s NAV

•	The fund’s history of shareholder relations

•	The performance of other funds under the adviser’s management

B.	Ability to Vote Proxies Other than as Provided in A Above.

A Portfolio Manager or other party involved with a client’s account may conclude that the best interest of the firm’s client, as defined above, requires that a proxy be voted in a manner that differs from the predetermined Proxy Voting Guidelines stated in Section IV.A. In this situation, he or she shall request that the Proxy Committee consider voting the proxy other than according such Guidelines. If any person, group, or entity requests the Proxy Committee (or any of its members) vote a proxy other than according to the predetermined Voting Guidelines, that person will furnish to the Proxy Committee a written explanation of the reasons for the request and a description of the person’s, group’s, or entity’s relationship, if any, with the parties proposing and/or opposing the matter’s adoption using the Proxy Voting Recommendation Form. The Proxy Committee may consider the matter, subject to the conflicts of interest procedures discussed in Section III.

C.	Proposals Requiring Special Consideration.

For the following categories of proposals, either the Proxy Committee will determine how proxies related to all such proposals will be voted, or the proxies will be voted in accordance with ISS’ or an individual client’s guidelines.

1. New Proposals. For each new type of proposal that is expected to be proposed to shareholders of multiple companies, the Proxy Committee will develop a Voting Guideline which will be incorporated into this Policy.

2. Accounts Adhering to Taft Hartley Principles. All proposals for these accounts shall be voted according to the Taft Hartley Guidelines developed by ISS.

3. Accounts Adhering to Socially Responsible Principles. All proposals for these accounts shall be voted according to the Socially Responsible Guidelines developed by ISS or as specified by the client.

4. Proxies of International Issuers which Block Securities Sales between the Time a Shareholder Submits a Proxy and the Vote. In general, CMA will refrain from voting such securities. However, in the exceptional circumstances that CMA determines that it would be appropriate to vote such proxies, all proposals for these securities will be voted only on the specific instruction of the Proxy Committee and to the extent practicable in accordance with the Voting Guidelines set forth in Section IV.A.

5. Proxies of Investment Company Shares. Proposals on issues other than those specified in Section IV.A will be voted on the specific instruction of the Proxy Committee.

6. Accounts Managed by CMA’s Quantitative Strategies Group. When an issue is held only within an account managed by CMA’s Quantitative Strategies Group and not in any other account within CMA, all proposals shall be voted according to the guidelines developed by ISS or as specified by the client.

7. Executive/Director Compensation. Except as provided in Section IV.A, proposals relating to compensation of any executive or director will be voted as recommended by ISS or as otherwise directed by the Proxy Committee.

8. Preemptive Rights. Proposals to create or eliminate shareholder preemptive rights. In evaluating these proposals the Proxy Committee will consider the size of the company and the nature of its shareholder base.

VI.	VOTING PROCEDURES

The Proxy Committee has developed the following procedures to aid the voting of proxies according to the Voting Guidelines. The Proxy Committee may revise these procedures from time to time, as it deems necessary or appropriate to effect the purposes of this Policy.

1.	CMA will use an independent, third-party vendor (currently ISS), to implement its proxy voting process as CMA’s proxy voting agent. This retention is subject to CMA continuously assessing the vendor’s independence from CMA and its affiliates, and the vendor’s ability to perform its responsibilities (and, especially, its responsibility to vote client proxies in accordance with CMA’s proxy voting guidelines) free of any actual, potential or apparent material conflicts of interests that may arise between the interests of the vendor, its affiliates, the vendor’s other clients and the owners, offers or employees of any such firm, on the one hand, and CMA’s clients, on the other hand. As means of performing this assessment, CMA will require various reports and notices from the vendor, as well as periodic audits of the vendor’s voting record and other due diligence.

2.	ISS will provide proxy analysis and record keeping services in addition to voting proxies on behalf of CMA in accordance with this Policy.

3.	On a daily basis CMA will send to ISS a holdings file detailing each equity holding held in all accounts over which CMA has voting authority. Information regarding equity holdings for international portfolios will be sent weekly.

4.	ISS will receive proxy material information from Proxy Edge or the custodian bank for the account. This will include issues to be voted upon, together with a breakdown of holdings for CMA accounts. ISS will then reconcile information it receives from CMA with information that it has received from Proxy Edge and custodian banks. Any discrepancies will be promptly noted and resolved by ISS, with notice to CMA.

5.	Whenever a vote is solicited, ISS will execute the vote according to CMA’s Voting Guidelines previously delivered by CMA to ISS as set forth in Section IV.A.

•

If ISS is unsure how to vote a particular proxy, ISS will issue a request for voting instructions to CMA over a secure website. CMA personnel will check this website regularly. The request will be accompanied by a recommended vote. The recommended vote will be based upon ISS’ understanding of the Voting Guidelines previously delivered to ISS. CMA will promptly provide ISS with any amendments or modifications to the Voting Guidelines if necessary. CMA will return a final instruction to vote to ISS, which ISS will record with Proxy Edge or the custodian bank as our agent.

6.	Each time that ISS will send CMA a request to vote, the request will be accompanied by the recommended vote determined in accordance with CMA’s Voting Guidelines. ISS will vote as indicated in the request unless the client has reserved discretion, the Proxy Committee determines that the best interest of clients requires another vote, or the proposal is a matter as to which the Proxy Committee affords special, individual consideration under Section IV.C. In such situations, ISS will vote based on the direction of the client or the Proxy Committee, as the case may be. The interests of CMA’s Taft Hartley or Socially Responsible clients may impact a proposal that normally should be voted in a certain way. ISS will inform CMA of all proposals having impact on its Taft Hartley and or Socially Responsible clients. The Proxy Voting Committee will be consulted before a vote is placed in cases where Taft Hartley or Socially Responsible issues are presented.

7.	ISS will have procedures in place to ensure that a vote is cast on every security holding maintained by CMA on which a vote is solicited unless otherwise directed by the Proxy Committee. On a yearly basis, or as required by our clients, CMA will receive a report from ISS detailing CMA’s voting for the previous period.

VII.	AVAILABILITY OF PROXY POLICY AND VOTING RECORD

A summary disclosure regarding the provisions of this Policy is available in CMA’s Form ADV. Upon receipt of a Client’s request for more information, CMA will provide to the Client a copy of this Policy and/or how CMA voted proxies for the Client pursuant to this Policy for up to a one-year period. It is CMA’s policy not to disclose how it voted a client’s proxy to third parties.

With respect to its investment company clients, CMA will not selectively disclose its investment company clients’ proxy voting records; rather, CMA will disclose such information by publicly available annual filings. CMA will create and maintain records of each investment company’s proxy record for 12-month periods ended June 30th. CMA will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting during the period covered by the annual report and which the company was entitled to vote:

•	The name of the issuer of the security;

•	The exchange ticker symbol of the portfolio security (is symbol is available through reasonably practicable means);

•	The Council on Uniform Securities Identification Procedures number for the portfolio security (if number is available through reasonably practicable means);

•	The shareholder meeting date;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the issuer or by a security holder;

•	Whether the company cast its vote on the matter;

•	How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding the election of directors; and

•	Whether the company cast its vote for or against management.

APPENDIX II

Information Applicable to Certain Class G Shareholders

Except as set forth below, Contingent Deferred Sales Charges (“CDSCs”) and conversion schedules are described in the Prospectuses.

The following table describes the CDSC schedule applicable to Class G shares received by former Galaxy Growth Fund II and Galaxy Short-Term Bond Fund shareholders in exchange for Retail B Shares purchased prior to January 1, 2001:

Holding Period After Purchase	% Deducted When Shares are Sold
Through first year	5.00
Through second year	4.00
Through third year	3.00
Through fourth year	3.00
Through fifth year	2.00
Through sixth year	1.00
Longer than six years	None

Class G shares received in exchange for Galaxy Short-Term Bond Fund Retail B Shares that were purchased prior to January 1, 2001 will automatically convert to Class T shares six years after purchase.

Class G shares received in exchange for Galaxy Growth Fund II Retail B Shares that were purchased prior to January 1, 2001 will automatically convert to Class A shares six years after purchase.

The following table describes the CDSC schedule applicable to Class G shareholders whose Galaxy Large Cap Growth Fund Retail B Shares were acquired in connection with the reorganization of the Pillar Funds:

Holding Period After Purchase	% Deducted When Shares are Sold
Through first year	5.50
Through second year	5.00
Through third year	4.00
Through fourth year	3.00
Through fifth year	2.00
Through sixth year	1.00
Through the seventh year	None
Longer than seven years	None

If you acquired Retail B Shares of the Galaxy Large Cap Growth Fund in connection with the reorganization of the Pillar Funds, your Class G shares will automatically convert to Class B shares eight years after you purchased the Pillar Fund Class B shares you held prior to the reorganization.

Purchases in excess of $50,000 are no longer accepted for Class B shares.

Appendix B – Pro Forma Financial Statements

PRO FORMA COMBINING STATEMENTS OF ASSETS & LIABILITIES

As of August 31, 2007 (Unaudited)

	Real Estate Fund	Columbia Real Estate Equity Fund			Columbia Real Estate Equity Fund
	Acquired Fund	Acquiring Fund	Pro Forma Adjustments		Pro Forma Combined
Assets
Investments, at cost	$79,274,830	$288,716,913	$—		$367,991,743

Investments, at value	$89,656,930	$424,486,103	$—		$514,143,033
Cash	8,457	727	—		9,184
Receivable for:
Investments sold	6,522	4,155,720	—		4,162,242
Capital stock sold	81,821	138,045	—		219,866
Interest	—	1,884	—		1,884
Dividends	37,966	264,233	—		302,199
Expense reimbursement due from Investment Advisor	23,007	—			23,007
Deferred Trustees’ compensation plan	—	33,381	—		33,381
Other assets	27,945				27,945

Total Assets	89,842,649	429,080,093	—		518,922,742

Liabilities
Payable for:
Investments purchased	1,584,105				1,584,105
Capital stock redeemed	1,879	2,107,006	—		2,108,885
Investment advisory fee	74,500	269,179	—		343,679
Administration fee	7,965	—	—		7,965
Transfer agent fee	8,473	152,465	—		160,938
Pricing and bookkeeping fees	432	11,808	—		12,240
Trustees’ fees	—	257			257
Legal fee	8,799	48,810			57,609
Audit fee	24,442	28,200			52,642
Custody fee	1,694	5,851	—		7,545
Shareholder Servicing Fees - Shares	18,133				18,133
Service and Distribution Fees		21,544	—		21,544
Chief compliance and officer expenses and fees	—	131	—		131
Deferred Trustees’ compensation plan	—	33,381	—		33,381
Other liabilities	5,124	18,939	139,001	(e)	163,063

Total Liabilities	1,735,546	2,697,571	139,001	(e)	4,572,118

Net Assets	$88,107,103	$426,382,522	(139,001)	(e)	$514,350,624

B-1

Composition of Net Assets
Paid-in capital	$27,500,694	$195,290,778	—		$222,791,472
Undistributed (Overdistributed) net investment income	526,936	(24,881)	(139,001)	(e)	363,054
Accumulated net realized gain (loss)	5,592,127	95,347,435	—		100,939,562
Net unrealized appreciation (depreciation) on investments	54,487,346	135,769,190	—		190,256,536

Net Assets	$88,107,103	$426,382,522	(139,001)	(e)	$514,350,624

Class A
Net assets	$—	$31,069,156	(3,501)	(e)	$31,065,655
Shares outstanding	—	1,499,196			1,499,196

Net asset value per share (b) (c)	$—	$20.72			$20.72

Maximum sales charge		5.75%			5.75%

Maximum offering price per share ($20.72/0.9425) (d)	$—	$21.98			$21.98

Class B
Net assets	$—	$9,663,030	(1,089)	(e)	$9,661,941
Shares outstanding	—	465,571			465,571

Net asset value and offering price per share (b) (c)	$—	$20.76			$20.75

Class C
Net assets	$—	$8,262,575	(930)	(e)	$8,261,645
Shares outstanding	—	398,682			398,682

Net asset value and offering price per share (b) (c)	$—	$20.72			$20.72

Class Z (a)
Net assets	$—	$377,387,761	87,973,622	(e)	$465,361,383
Shares outstanding	—	18,193,920	4,243,787	(f)	22,437,707

Net asset value, offering and redemption price per share	$—	$20.74			$20.74

Shares (a)
Net assets	$88,107,103	$—	(88,107,103)	(e)	$—
Shares outstanding	8,627,313	—	(8,627,313)	(f)	—

Net asset value, offering and redemption price per share	$10.21	$—			$—

(a)	Shares Class shares of Real Estate Fund shares are exchanged for shares of Columbia Real Estate Equity Fund based on the net asset value per share of Columbia Real Estate Equity Fund’s Class Z shares at the time of the merger.

(b)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(c)	Redemption price per share is equal to net asset value less any applicable redemption fees.

(d)	On sales of $50,000 or more the offering price is reduced.

(e)	Adjustment reflects one time proxy, accounting, legal and other costs of the reorganization of $90,958 and $48,043. to be borne by Real Estate Fund and Columbia Real Estate Equity Fund, respectively.

B-2

(f)	Reflects estimated shares issued to Real Estate Fund at the time of the merger.

See Accompanying Notes to Financial Statements.

B-3

PRO FORMA COMBINING STATEMENTS OF OPERATIONS

For the Period Ended August 31, 2007 (Unaudited)

	Real Estate Fund	Columbia Real Estate Equity Fund		Columbia Real Estate Equity Fund
			Pro Forma	Pro Forma
	Acquired Fund	Acquiring Fund	Adjustments	Combined
Investment Income:
Dividends	$2,283,468	$12,180,985	$—	$14,464,453
Interest	157,904	422,857	—	580,761
Foreign taxes withheld	—	(12,506)	—	(12,506)

Total Investment Income	2,441,372	12,591,336	—	15,032,708

Expenses:
Investment advisory fee	1,325,678	4,576,982	(330,416)	5,572,244	(a)
Administration fee	200,039	—	(200,039)	—	(a)
Distribution fee:
Class B	—	97,617	(29)	97,588	(a)
Class C	—	50,618	22,792	73,410	(a)
Class D	—	22,733	(22,733)	—	(b)
Service fee:
Class A	—	113,409	(35)	113,374	(a)
Class B	—	32,539	(10)	32,529	(a)
Class C	—	16,873	7,597	24,470	(a)
Class D	—	7,577	(7,577)	—	(b)
Shareholder service fee - Shares	331,419	—	(331,419)	—	(c)
Transfer agent fee	78,016	732,915	131,963	942,894	(d)
Pricing and bookkeeping fees	2,451	147,932	(7,726)	142,657	(e)
Legal and audit fees	30,087	89,882	(26,556)	93,413	(f)
Trustees’ fees	12,410	43,902	(12,410)	43,902	(f)
Custody fee	12,662	27,650	(10,661)	29,650	(f)
Chief compliance officer expenses and fees	—	4,617	—	4,617
Other expenses	51,003	244,793	(35,048)	260,749	(f)

Expenses before interest expense	2,043,765	6,210,039	—	7,431,497

Interest expense	—	7,578	—	7,578

Total Expenses	2,043,765	6,217,617	(822,307)	7,439,075

Fees and expenses waived or reimbursed by Investment Advisor	(378,760)	—	378,760	—
Fees and expenses waived or reimbursed by Administrator	(9,209)	—	9,209	—
Expense reductions	(1,526)	(11,308)	(928)	(13,762)

Net Expenses	1,654,270	6,206,309	(435,266)	7,425,313

Net Investment Income	787,102	6,385,027	435,266	7,607,395

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on Investments	37,733,879	239,570,282		277,304,161

B-4

Change in unrealized appreciation (depreciation) of investments, foreign currency translations and written options	(34,082,852)	(216,587,464)		(250,670,316)

Net Gain (Loss)	3,651,027	22,982,818		26,633,845

Net Increase in Net Assets from Operations	$4,438,129	$29,367,845	$435,266	$34,241,240

(a)	Based on the contract in effect for Columbia Real Estate Equity Fund.

(b)	Effective August 08 2007, Class D shares of Columbia Real Estate Equity Fund were converted to Class C shares.

(c)	Shares Class shares of Real Estate Fund will be exchanged for Class Z shares of Columbia Real Estate Equity Fund at the time of the merger.

(d)	Reflects the impact of contractual changes to the Columbia Real Estate Equity Fund transfer agent fee structure that is expected to be implemented at the time of the merger.

(e)	Bookkeeping fees are based on the contract in effect for Columbia Real Estate Equity Fund.

(f)	Reflects elimination of duplicate expenses achieved as a result of the merger.

B-5

PRO FORMA COMBINING INVESTMENT PORTFOLIO

As of August 31, 2007 (Unaudited)

	% of Net Assets	Real Estate Fund		Columbia Real Estate Equity Fund		Columbia Real Estate Equity Fund
		Acquired Fund		Acquiring Fund		Pro Forma Combined
		Shares	Value ($)	Shares	Value ($)	Shares	Value ($)
Common Stocks	96.3%
CONSUMER DISCRETIONARY	6.3%
Hotels, Restaurants & Leisure	6.3%
Gaylord Entertainment Co. (a)		32,891	1,688,953	162,800	8,359,780	195,691	10,048,733
Hilton Hotels Corp.		—	—	110,825	5,092,409	110,825	5,092,409
Starwood Hotels & Resorts Worldwide, Inc.		45,000	2,750,400	233,462	14,269,197	278,462	17,019,597

			4,439,353		27,721,386		32,160,739

CONSUMER DISCRETIONARY TOTAL			4,439,353		27,721,386		32,160,739

FINANCIALS	89.6%
Real Estate Investment Trusts (REITs)	89.6%
Alexandria Real Estate Equities, Inc.		48,426	4,519,599	242,272	22,611,246	290,698	27,130,845
American Campus Communities, Inc.		63,387	1,796,388	242,882	6,883,276	306,269	8,679,664
Apartment Investment & Management Co., Class A		88,087	3,937,489	441,252	19,723,964	529,339	23,661,453
AvalonBay Communities, Inc.		28,784	3,292,314	195,921	22,409,444	224,705	25,701,758
Biomed Realty Trust, Inc.		25,000	609,500	—	—	25,000	609,500
Brookdale Senior Living, Inc.		10,723	392,676	—	—	10,723	392,676
Corporate Office Properties Trust		105,667	4,551,078	529,268	22,795,573	634,935	27,346,651
Developers Diversified Realty Corp.		68,863	3,682,793	345,263	18,464,665	414,126	22,147,458
Digital Realty Trust, Inc.		35,000	1,365,000	—	—	35,000	1,365,000
Douglas Emmett, Inc.		75,000	1,833,750	—	—	75,000	1,833,750
Duke Realty Corp.		15,000	506,850	—	—	15,000	506,850
Essex Property Trust, Inc.		25,636	3,019,664	131,044	15,435,673	156,680	18,455,337
Extra Space Storage, Inc.		141,241	2,170,874	703,400	10,811,258	844,641	12,982,132
Federal Realty Investment Trust		10,000	840,700	—	—	10,000	840,700
Health Care REIT, Inc.		75,000	2,992,500	368,057	14,685,474	443,057	17,677,974
Home Properties of New York, Inc.		10,000	508,200	—	—	10,000	508,200
Host Hotels & Resorts, Inc.		5,000	111,450	—	—	5,000	111,450
iStar Financial, Inc.		57,998	2,122,727	287,779	10,532,711	345,777	12,655,438
Kimco Realty Corp.		105,800	4,530,356	661,078	28,307,360	766,878	32,837,716
Kite Realty Group Trust		130,000	2,207,400	—	—	130,000	2,207,400
LaSalle Hotel Properties		54,694	2,277,458	224,000	9,327,360	278,694	11,604,818
Lexington Realty Trust		64,937	1,342,897	230,600	4,768,808	295,537	6,111,705
Liberty Property Trust		10,000	390,600	—	—	10,000	390,600
Macerich Co.		28,368	2,304,049	132,400	10,753,528	160,768	13,057,577
Mid-America Apartment Communities, Inc.		74,783	3,708,489	382,912	18,988,606	457,695	22,697,095
Plum Creek Timber Co., Inc.		71,243	2,987,219	356,280	14,938,820	427,523	17,926,039
Potlatch Corp.		20,473	922,104	102,400	4,612,096	122,873	5,534,200
ProLogis		94,497	5,684,940	639,373	38,464,680	733,870	44,149,620

B-6

Public Storage, Inc.		40,000	3,031,200		283,905	21,514,321		323,905	24,545,521
Simon Property Group, Inc.		67,321	6,390,109		464,643	44,103,914		531,964	50,494,023
SL Green Realty Corp.		19,225	2,143,780		92,487	10,313,225		111,712	12,457,005
Sun Communities, Inc.		77,332	2,204,735		381,978	10,890,193		459,310	13,094,928
Taubman Centers, Inc.		10,000	515,800		—	—		10,000	515,800
Vornado Realty Trust		5,000	532,950		—	—		5,000	532,950
Weingarten Realty Investors		5,000	201,050		—	—		5,000	201,050

			79,628,688			381,336,195			964,883

FINANCIALS TOTAL			79,628,688			381,336,195			964,883

HEALTH CARE	0.4%
Health Care Providers & Services	0.4%
Brookdale Senior Living, Inc.		—	—		53,100	1,944,522		53,100	1,944,522

			—			1,944,522			1,944,522

HEALTH CARE TOTAL			—			1,944,522			1,944,522

Transportation	0.1%
Water Transportation	0.1%
Alexander & Baldwin, Inc.		10,073	522,889		—	—		10,073	522,889

			522,889			—			522,889

TRANSPORTATION TOTAL			522,889			—			522,889

Total Common Stocks			84,590,930			411,002,103			495,593,033

		Par ($)			Par ($)			Par ($)
Short-Term Obligations	3.6%
Repurchase agreement with Fixed Income Clearing Corp., dated 08/31/07, due 09/04/07 at 5.030%, collateralized by a U.S. Government Obligation maturing on 09/17/07, market value of $13,757,430 (repurchase proceeds $13,491,536)		—	—		13,484,000	13,484,000		13,484,000	13,484,000
Repurchase agreement with JPMorgan Chase Securities, Inc., dated 08/31/07, due 09/04/07 at 5.000%, collateralized by a U.S. Government Obligation.		5,066,000	5,066,000		—	—		5,066,000	5,066,000

			5,066,000			13,484,000			18,550,000

Total Short-Term Obligations			5,066,000			13,484,000			18,550,000

								Merger Costs
Total Investments	99.9%		89,656,930			424,486,103			514,143,033
Other Assets & Liabilities, Net	0.1%		(1,549,827)			1,896,419			346,592

Net Assets	100.0%		88,107,103			426,382,522		(139,001)	514,489,624
Total Investments at Cost			79,274,830	(b)		289,665,258	(b)		368,940,088

B-7

Notes to Investment Portfolio:

(a)	Non-income producing security.

(b)	Cost for federal income tax purposes are $79,274,830 and $289,665,258, respectively.

B-8

COLUMBIA REAL ESTATE EQUITY FUND

AND

REAL ESTATE FUND

PRO FORMA COMBINING FINANCIAL STATEMENTS

Notes to Financial Statements

August 31, 2007

(Unaudited)

Note 1. Organization

Columbia Real Estate Equity Fund (the “Acquiring Fund”), is a series of Columbia Funds Series Trust I (the “Acquiring Trust”). The Acquiring Trust is organized as a Massachusetts business trust. Real Estate Fund (the “Acquired Fund”), is a series of the Excelsior Funds, Inc. (the “Acquired Trust”). The Acquired Trust is organized as a Maryland corporation. The Acquiring Trust and the Acquired Trust are registered under the Investment Company Act of 1940, as amended, as open-end management investment companies.

Investment Goal

The Acquiring Fund seeks capital appreciation and above-average income by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in the stocks of companies principally engaged in the real estate industry, including real estate investment trusts (REITs). The Acquired Fund seeks current income and long-term capital appreciation by investing in REITs and other companies principally engaged in the real estate business.

Fund Shares

The Acquiring Trust may issue an unlimited number of shares, and the Acquiring Fund offers four classes of shares: Class A, Class B, Class C and Class Z shares. Each share class has its own expense structure and sales charges, as applicable. The Acquired Trust may issue 500 million shares of the Acquired Fund, and the Acquired Fund offers one class of shares: Shares Class shares which is offered continuously at net asset value.

Note 2. Basis of Combination

The accompanying pro forma financial statements give effect to the proposed transfer of the assets and liabilities of the Acquired Fund to the Acquiring Fund accounted for as if the transfer had occurred as of April 31, 2007. In addition, the pro forma combined statement of operations has been prepared as if the transfer had occurred at the beginning of the fiscal year ended May 31, 2007 and based upon the proposed fee and expense structure of the Acquiring Fund. The following notes refer to the accompanying pro forma financial statements of such proposed merger.

Under the terms of the merger, the combination of the Acquired Fund and the Acquiring Fund will be accounted for by the method of accounting for tax-free mergers of investment companies. The merger will be accomplished by a combination of the net assets of the Acquired Fund into the Acquiring Fund in exchange for new shares of the Acquiring Fund at net asset value.

The Pro Forma Investment Portfolios and Pro Forma Statements of Assets and Liabilities of the Acquired Fund and the Acquiring Fund have been combined to reflect balances as of August 31, 2007. The Pro Forma Statements of Operations of the Acquired Fund and the Acquiring Fund have been combined to reflect the twelve months ended August 31, 2007. Columbia Management Advisors, LLC expects that all of the securities held by the Acquired Fund as of August 31, 2007, would comply with the compliance guidelines and/or investment restrictions of the Acquiring Fund.

Following the merger the Acquiring Fund will be the accounting survivor. In accordance with accounting principles generally accepted in the United States of America, the historical cost of investment securities will be carried forward to the Acquiring Fund and the results of operations for pre-combined periods will not be adjusted retrospectively.

The accompanying pro forma financial statements should be read in conjunction with the financial statements of the Acquiring Fund and the Acquired Fund included within their annual shareholder reports dated August 31, 2007 and March 31, 2007, respectively, as well as the semi-annual shareholder reports dated February 28, 2007 and September 30, 2007 for the Acquiring Fund and the Acquired Fund, respectively.

B-9

Note 3. Significant Accounting Policies

Both the Acquiring Fund and the Acquired Fund have substantially the same accounting policies, which are detailed in the annual shareholder reports referenced above in Note 2.

Federal Income Tax Status

The Acquiring Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its income for its tax year, and as such will not be subject to federal income taxes. In addition, the Acquiring Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Acquiring Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Indemnification

In the normal course of business, the Acquiring Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Acquiring Fund’s maximum exposure under these arrangements is unknown because this would involve future claims against the Acquiring Fund. Also, under the Acquiring Trust’s organizational documents and by contract, the trustees and officers of the Acquiring Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Acquiring Trust. However, based on experience, the Acquiring Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 4. Fees and Compensation paid to Affiliates

Investment advisory fees, administration fees and related party transactions are detailed in the annual shareholder reports referenced above in Note 2.

Note 5. Capital Shares

The pro forma combining net asset value per share assumes the issuance of Acquiring Fund shares to Acquired Fund shareholders in connection with the proposed merger. If the merger is approved by the shareholders of the Acquired Fund, the Acquired Fund will transfer all of the assets and liabilities attributable to each class of its shares to the Acquiring Fund in exchange for Class Z shares of the Acquiring Fund. The number of shares assumed to be issued is equal to the net asset value of the Acquired Fund divided by the net asset value per share of the Acquiring Fund as of August 31, 2007. The pro forma number of shares outstanding, by class, for the combined entity consists of the following at August 31, 2007:

Class of Shares	Shares of Acquiring Fund Pre-Merger	Additional Shares Assumed Issued with Merger	Total Shares Outstanding Post-Merger
Class A Shares	1,499,196	—	1,499,196
Class B Shares	465,571	—	465,571
Class C Shares	398,682	—	398,682
Class Z Shares	18,193,920	4,243,787	22,437,707

B-10

COLUMBIA FUNDS SERIES TRUST I

Form N-14

Part B

STATEMENT OF ADDITIONAL INFORMATION

January 16, 2008

This Statement of Additional Information (the “SAI”) relates to the proposed acquisition (the “Merger”) of Equity Income Fund (the “Acquired Fund”), a series of Excelsior Funds Trust, by Columbia Dividend Income Fund (the “Fund” or “Dividend Income Fund”), a series of Columbia Funds Series Trust I. This SAI contains information which may be of interest to shareholders but which is not included in the Prospectus/Proxy Statement dated January 16, 2008 (the “Prospectus/Proxy Statement”) which relates to the Merger. As described in the Prospectus/Proxy Statement, the Merger would involve the transfer of all the assets of the Acquired Fund to the Fund in exchange for shares of the Fund and the assumption of all the liabilities of the Acquired Fund by the Fund. The Acquired Fund would distribute the Fund shares it receives to its shareholders in complete liquidation of the Acquired Fund. The Fund would be the survivor for accounting purposes.

This SAI is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement. The Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing to the Fund at One Financial Center, Boston, Massachusetts 02111, or by calling 1-800-708-7953.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, located at 125 High Street, Boston, MA 02110-1707, is the independent registered public accounting firm for the Fund, providing audit and tax return review of various Securities and Exchange Commission filings. The Report of Independent Registered Public Accounting Firm, Financial Highlights and Financial Statements included in the Fund’s Annual Report to Shareholders for the fiscal year ended September 30, 2007 are incorporated by reference into this SAI. The audited financial statements for the Fund incorporated by reference into this SAI and the audited financial statements for the Acquired Fund incorporated by reference into the Prospectus/Proxy Statement and this SAI have been so included and incorporated in reliance upon the report of PricewaterhouseCoopers LLP, given on its authority as an expert in auditing and accounting.

FINANCIAL STATEMENTS

Pro forma financial statements of the Fund for the Merger are attached hereto as Appendix A.

1

SAI PRIMER

The SAI is a part of the Funds’ registration statement that is filed with the SEC. The registration statement includes the Funds’ prospectuses, the SAI and certain other exhibits. The SAI, and any supplements to it, can be found online at www.columbiafunds.com, or by accessing the SEC’s website at www.sec.gov.

The SAI generally provides additional information about the Funds that is not required to be in the Funds’ prospectuses. The SAI expands discussions of certain matters described in the Funds’ prospectuses and provides certain additional information about the Funds that may be of interest to some investors. Among other things, the SAI provides information about:

•	the organization of the Trust;

•	the Funds’ investments;

•	the Funds’ investment advisor, investment sub-advisor(s) (if any) and other service providers, including roles and relationships of Bank of America and its affiliates, and conflicts of interest;

•	the governance of the Funds;

•	the Funds’ brokerage practices;

•	the share classes offered by the Funds;

•	the purchase, redemption and pricing of Fund shares; and

•	the application of federal income tax laws.

Investors may find this information important and helpful. If you have any questions about the Funds, please call Columbia Funds at 800.345.6611 or contact your financial advisor.

Before reading the SAI, you should consult the Glossary below, which defines certain of the terms used in the SAI.

Glossary

1933 Act	Securities Act of 1933, as amended

1934 Act	Securities Exchange Act of 1934, as amended

1940 Act	Investment Company Act of 1940, as amended

Administration Agreement	The administration agreement between the Trust, on behalf of the Funds, and the Administrator

Administrator	Columbia Management Advisors, LLC

Advisor	Columbia Management Advisors, LLC

AMEX	American Stock Exchange

Asset Allocation Fund	Columbia Asset Allocation Fund

BAI	Banc of America Investment Services, Inc.

BAS	Banc of America Securities LLC

Bank of America	Bank of America Corporation

BFDS/DST	Boston Financial Data Services, Inc./DST Systems, Inc.

Board	The Trust’s Board of Trustees

CMOs	Collateralized mortgage obligations

2

Code	Internal Revenue Code of 1986, as amended

Codes of Ethics	The codes of ethics adopted by the Board pursuant to Rule 17j-1 under the 1940 Act

Columbia Funds Complex	The mutual fund complex that is comprised of the open-end investment management companies advised by the Advisor or its affiliates and principally underwritten by Columbia Management Distributors, Inc., as that term is defined under Item 12 of Form N-1A

Columbia Funds or Columbia Funds Family	The fund complex that is comprised of the open-end investment management companies advised by the Advisor or its affiliates and principally underwritten by Columbia Management Distributors, Inc.

Common Stock Fund	Columbia Common Stock Fund

Custodian	State Street Bank and Trust Company

Disciplined Value Fund	Columbia Disciplined Value Fund

Distributor	Columbia Management Distributors, Inc.

Distribution Agreement	The distribution agreement between the Trust, on behalf of the Funds, and the Distributor

Distribution Plan(s)	One or more of the plans adopted by the Board pursuant to Rule 12b-1 under the 1940 Act for the distribution of the Funds’ shares

Dividend Income Fund	Columbia Dividend Income Fund

Fitch	Fitch Investors Service, Inc.

FNMA	Federal National Mortgage Association

The Fund(s) or a Fund

Columbia Asset Allocation Fund, Columbia Dividend Income Fund, Columbia Common Stock Fund, Columbia Disciplined Value Fund, Columbia Large Cap Growth Fund, Columbia Liberty Fund and Columbia Small Cap Core Fund

GNMA	Government National Mortgage Association

Independent Trustees	The Trustees of the Board who are not “interested persons” of the Funds as defined in the 1940 Act

Interested Trustee	The Trustee of the Board who is an “interested person” of the Funds as defined in the 1940 Act

International/Global Equity Fund(s)	One or more of the international/global equity funds in the Columbia Funds Family

Investment Advisory Agreement	The investment advisory agreement between the Trust, on behalf of the Funds, and the Advisor

IRS	United States Internal Revenue Service

Large Cap Growth Fund	Columbia Large Cap Growth Fund

Liberty Fund	Columbia Liberty Fund

LIBOR	London Interbank Offered Rate

Money Market Fund(s)	One or more of the money market funds in the Columbia Funds Family

Moody’s	Moody’s Investors Service, Inc.

3

NASDAQ	National Association of Securities Dealers Automated Quotations system

NRSRO	Nationally recognized statistical ratings organization (such as Moody’s, Fitch or S&P)

NSCC	National Securities Clearing Corporation

NIMNAI	Nordea Investment Management North America, Inc., the investment sub-advisor to the Liberty Fund

NYSE	New York Stock Exchange

Principal Underwriter	Columbia Management Distributors, Inc.

REIT	Real estate investment trust

RIC	A “regulated investment company,” as such term is used in the Internal Revenue Code of 1986, as amended

S&P	Standard & Poor’s Corporation (“Standard & Poor’s” and “S&P” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Advisor. The Columbia Funds are not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Columbia Funds).

SAI	This Statement of Additional Information

SEC	United States Securities and Exchange Commission

Selling Agent(s)	One or more of the banks, broker/dealers or other financial institutions that have entered into a sales support agreement with the Distributor

Servicing Agent(s)	One or more of the banks, broker/dealers or other financial institutions that have entered into a shareholder servicing agreement with the Distributor

Small Cap Core Fund	Columbia Small Cap Core Fund

Transfer Agency Agreement	The transfer agency agreement between the Trust, on behalf of the Funds, and Columbia Management Services, Inc.

Transfer Agent	Columbia Management Services, Inc.

The Trust	Columbia Funds Series Trust I, the registered investment company in the Columbia Funds Family to which this SAI relates

Trustee(s)	One or more of the Board’s Trustees

4

ABOUT THE TRUST

The Trust is a registered investment company under the 1940 Act within the Columbia Funds Family. Columbia Funds offers over 100 mutual funds in all major asset classes, and the Advisor had approximate assets under management of $370.2 billion as of December 31, 2007.

The Trust was organized as a Massachusetts business trust in 1987. On September 23, 2005, the Trust changed its name from Columbia Funds Trust IX to its current name. On October 13, 2003, the Trust changed its name from Liberty-Stein Roe Funds Municipal Trust to Columbia Funds Trust IX.

Each of the Funds represents a separate series of the Trust and is an open-end diversified management investment company. Each of the Funds has a fiscal year end of September 30th.

The Asset Allocation Fund commenced operations on December 30, 1991; the Large Cap Growth Fund commenced operations on December 14, 1990; the Disciplined Value Fund commenced operations on September 1, 1988; and the Dividend Income Fund commenced operations on March 4, 1998. The Common Stock Fund and Small Cap Core Fund commenced operations on December 14, 1992, as separate portfolios (collectively, the Predecessor Shawmut Funds) of The Shawmut Funds. On December 4, 1995, the Predecessor Shawmut Funds were reorganized as new portfolios of the Galaxy Fund. Prior to the reorganization, the Predecessor Shawmut Funds offered and sold shares of beneficial interest that were similar to the Galaxy Fund’s Trust Shares and Retail A Shares. The Liberty Fund commenced investment operations on April 30, 1982, and is a successor to a corporation organized in 1904. The Liberty Fund changed its name from the Colonial Fund to the Liberty Fund on July 14, 2000 and from the Liberty Fund to its current name on October 13, 2003. The Liberty Fund was originally organized as a series of another Massachusetts business trust prior to its reorganization as a series of the Trust on March 27, 2006.

Each Fund, except for the Liberty Fund, is the successor to a separate series of the Galaxy Fund, a Massachusetts business trust organized on March 31, 1986. On November 18, 2002, November 25, 2002 and December 9, 2002, the series of the Galaxy Fund to which the Funds succeeded (the Predecessor Funds) were reorganized as separate series of the Liberty-Stein Roe Investment Trust. Class A shares of the Funds were issued in exchange for Prime A Shares of the Predecessor Funds, Class B shares of the Funds were issued in exchange for Prime B Shares of the Predecessor Funds, Class T shares of the Funds were issued in exchange for Retail A Shares of the Predecessor Funds, Class G shares of the Funds were issued in exchange for Retail B Shares of the Predecessor Funds and Class Z shares of the Funds were issued in exchange for Trust Shares of the Predecessor Funds. (Prime A and Prime B Shares, Retail A and Retail B Shares and Trust Shares together are referred to herein as the Predecessor Classes). On August 8, 2007, Class G shares of the Funds were converted to Class T shares. Information provided with respect to each Fund for periods prior to such Fund’s inception relates to the Fund’s Predecessor Fund. Further, information provided with respect to each class of each Fund prior to such Fund’s inception relates to the Predecessor Classes of such class.

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ABOUT THE FUNDS’ INVESTMENTS

The investment objective, principal investment strategies (i.e., as used in this SAI and the corresponding prospectuses, a strategy which generally involves the ability to invest 10% or more of a Fund’s total assets) and related principal investment risks for each Fund are discussed in each Fund’s prospectuses.

Certain Investment Activity Limits

The overall investment and other activities of the Advisor and its affiliates may limit the investment opportunities for each Fund in certain markets where limitations are imposed by regulators upon the amount of investment by affiliated investors, in the aggregate or in individual issuers. From time to time, each Fund’s activities also may be restricted because of regulatory restrictions applicable to the Advisor and its affiliates and/or because of their internal policies. See Investment Advisory and Other Services — Other Roles and Relationships of Bank of America and its Affiliates — Certain Conflicts of Interest.

Fundamental and Non-Fundamental Investment Policies

The following discussion of “fundamental” and “non-fundamental” investment policies and limitations for each Fund supplements the discussion of investment policies in the Fund’s prospectuses. A fundamental policy may be changed only with Board and shareholder approval. A non-fundamental policy may be changed by the Board and does not require shareholder approval, but may require notice to shareholders in certain instances.

Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding an investment standard, compliance with such percentage limitation or standard will be determined solely at the time of the Fund’s acquisition of such security or asset. Borrowings and other instruments that may give rise to leverage and the restriction on investing in illiquid securities are monitored on an ongoing basis.

Fundamental Investment Policies

The 1940 Act provides that a “vote of a majority of the outstanding voting securities” means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of a Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. The following fundamental investment policies cannot be changed without such a vote.

Each Fund may not, as a matter of fundamental policy:

1. Underwrite any issue of securities issued by other persons within the meaning of the 1933 Act except when it might be deemed to be an underwriter either: (i) in connection with the disposition of a portfolio security; or (ii) in connection with the purchase of securities directly from the issuer thereof in accordance with the Fund’s investment objective. This restriction shall not limit the Fund’s ability to invest in securities issued by other registered investment companies;

2. Purchase or sell real estate, except each Fund may: (i) purchase securities of issuers which deal or invest in real estate, (ii) purchase securities which are secured by real estate or interests in real estate and (iii) hold and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of securities which are secured by real estate or interests therein;

3. Purchase or sell commodities, except that each Fund may to the extent consistent with its investment objective: (i) invest in securities of companies that purchase or sell commodities or which invest in such programs, (ii) purchase and sell options, forward contracts, futures contracts, and options on futures contracts and (iii) enter into swap contracts and other financial transactions relating to commodities. This limitation does not apply to foreign currency transactions including without limitation forward currency contracts;

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4. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States or any of their agencies, instrumentalities or political subdivisions; and (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief;

5. Make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief;

6. Borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief; and

7. Purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (i) up to 25% of its total assets may be invested without regard to these limitations and (ii) a Fund’s assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief.

Non-Fundamental Investment Policies

Each Fund may not, as a matter of non-fundamental policy:

1. Invest more than 15% of its net assets in illiquid securities; and

2. Sell securities short, except as permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Asset Allocation Fund, Dividend Income Fund, Disciplined Value Fund and Large Cap Growth Fund may not, as a matter of non-fundamental policy, purchase securities of companies for the purpose of exercising control.

Dividend Income Fund may not, as a matter of non-fundamental policy, acquire securities of other registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or (G) of the 1940 Act.

“Illiquid Securities” is defined in accordance with the SEC staff’s current guidance and interpretations which provide that an illiquid security is a security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the fund has valued the security.

Permissible Investments and Related Risks

Each Fund’s prospectuses identify and summarize the individual types of securities in which the Fund invests as part of its principal investment strategies and the risks associated with such investments.

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The table below identifies for each Fund the types of securities in which it is permitted to invest, including those described in each Fund’s prospectuses. A Fund generally has the ability to invest 10% or more of its total assets in the types of securities described in its prospectuses. To the extent a type of security identified below for a Fund is not described in a Fund’s prospectuses, the Fund generally invests less than 10% of the Fund’s total assets in such security type.

Information about individual types of securities (including certain of their associated risks) in which some or all of the Funds may invest is set forth below. Each Fund’s investment in these types of securities is subject to its investment objective and fundamental and non-fundamental investment policies.

Permissible Fund Investments

Investment Type	Asset Allocation Fund	Liberty Fund	Dividend Income Fund	Common Stock Fund	Disciplined Value Fund	Large Cap Growth Fund	Small Cap Core Fund
Asset-Backed Securities	✓	✓
Common Stock	✓	✓	✓	✓	✓	✓	✓
Convertible Securities	✓	✓	✓	✓	✓	✓	✓
Corporate Debt Securities	✓	✓
Custody Receipts and Trust Certificates	✓
Derivatives
Index or Linked Securities (Structured Products)	✓	✓	✓	✓	✓	✓	✓
Futures Contracts and Options on Futures Contracts	✓	✓	✓	✓	✓	✓	✓
Stock Options and Stock Index Options	✓	✓	✓	✓	✓	✓	✓
Swap Agreements	✓	✓	✓	✓	✓	✓	✓
Dollar Rolls	✓	✓
Foreign Currency Transactions	✓	✓	✓	✓	✓	✓	✓
Foreign Securities	✓	✓	✓	✓	✓	✓	✓
Illiquid Securities	✓	✓	✓	✓	✓	✓	✓
Investments in Other Investment Companies	✓	✓	✓	✓	✓	✓	✓
Low and Below Investment Grade Securities	✓		✓
Money Market Instruments	✓	✓	✓	✓	✓	✓	✓
Mortgage-Backed Securities	✓	✓
Preferred Stock	✓	✓	✓	✓	✓	✓	✓
Private Placement and Other Restricted Securities	✓	✓	✓	✓	✓	✓	✓
Real Estate Investment Trusts and Master Limited Partnerships	✓		✓	✓	✓	✓	✓
Repurchase Agreements	✓	✓	✓	✓	✓	✓	✓
Reverse Repurchase Agreements	✓	✓	✓	✓	✓	✓	✓
Variable- and Floating-Rate Obligations	✓		✓	✓	✓	✓	✓
Warrants and Rights	✓		✓	✓	✓	✓	✓
When-Issued, Delayed Delivery and Forward Commitment Transactions	✓	✓	✓	✓	✓	✓	✓
Zero-Coupon, Pay-in-Kind and Step-Coupon Securities		✓

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Asset-Backed Securities

Asset-backed securities represent interests in, or debt instruments that are backed by, pools of various types of assets that generate cash payments generally over fixed periods of time. Such securities entitle the security holders to receive distributions that are tied to the payments made on the underlying assets (less fees paid to the originator, servicer, or other parties, and fees paid for credit enhancement), so that the payments made on the underlying assets effectively pass through to such security holders. Asset-backed securities typically are created by an originator of loans or owner of accounts receivable that sells such underlying assets to a special purpose entity in a process called a securitization. The special purpose entity issues securities that are backed by the payments on the underlying assets, and have a minimum denomination and specific term. These securities, in turn, are either privately placed or publicly offered. One example of an asset-backed security is a structured investment vehicle (SIV). A SIV is an investment vehicle which buys high rated, long-dated assets using funding from a combination of commercial paper, medium-term notes and capital notes.

Investing in asset-backed securities is subject to certain risks. For example, the value of asset-backed securities may be affected by, among other factors, changes in: interest rates, the market’s assessment of the quality of underlying assets, the creditworthiness of the servicer for the underlying assets, information concerning the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments, or other credit enhancement. The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement.

Declining or low interest rates may lead to a more rapid rate of repayment on the underlying assets, resulting in accelerated payments on asset-backed securities that then would be reinvested at a lesser rate of interest. Rising or high interest rates tend to lead to a slower rate of repayment on the underlying assets, resulting in slower than expected payments on asset-backed securities that can, in turn, lead to a decline in value. The impact of changing interest rates on the value of asset-backed securities may be difficult to predict and result in greater volatility. Holders of asset-backed securities generally have no recourse against the originator of the underlying assets in the event of a default on the underlying assets. Credit Risk reflects the risk that a holder of asset-backed securities, backed by pools of receivables such as mortgage loans, may not receive all or part of its principal because the issuer, any credit enhancer and/or an underlying obligor has defaulted on its obligations. Credit risk is increased for asset-backed securities that are subordinated to another security (i.e., if the holder of an asset-backed security is entitled to receive payments only after payment obligations to holders of the other security are satisfied). The more deeply subordinated the security, the greater the credit risk associated with the security will be.

Common Stock

Common stock represents a unit of equity ownership of a corporation. Owners typically are entitled to vote on the selection of directors and other important corporate governance matters, and to receive dividend payments, if any, on their holdings. However, ownership of common stock does not entitle owners to participate in the day-to-day operations of the corporation. Common stocks of domestic and foreign public corporations can be listed, and their shares traded, on domestic stock exchanges, such as the NYSE, AMEX or the Nasdaq Stock Market. Domestic and foreign corporations also may have their shares traded on foreign exchanges, such as the London Stock Exchange or Tokyo Stock Exchange.

Investing in common stocks is subject to certain risks. Stock market risk, for example, is the risk that the value of such stocks, like the broader stock markets, may decline over short or even extended periods of time, perhaps substantially or unexpectedly. Domestic and foreign stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. The value of individual stocks will rise and fall based on factors specific to each company, such as changes in earnings or management, as well as general economic and market factors.

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If a corporation is liquidated, the claims of secured and unsecured creditors and owners of debt securities and “preferred” stock take priority over the claims of those who own common stock.

Investing in common stocks also poses risks applicable to the particular type of company issuing the common stock. For example, stocks of smaller companies tend to have greater price swings than stocks of larger companies because, among other things, they trade less frequently and in lower volumes, are more susceptible to changes in economic conditions, may be more reliant on singular products or services and are more vulnerable to larger competitors. Common stocks of these types of companies may have a higher potential for gains, but also may be subject to greater risk of loss.

Investing in common stocks also poses risks applicable to a particular industry, such as technology, financial services, consumer goods or natural resources (e.g., oil and gas). To some extent, the prices of common stocks tend to move by industry sector. When market conditions favorably affect, or are expected favorably to affect, an industry, the share prices of the common stocks of companies in that industry tend to rise. Conversely, negative news or a poor outlook for a particular industry can cause the share prices of the common stocks of companies in that industry to decline quickly.

Convertible Securities

Convertible securities include bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the conversion price). As such, convertible securities combine the investment characteristics of debt securities and equity securities but typically retain the investment characteristics of debt securities until they have been converted. A holder of convertible securities is entitled to receive the income of a bond, debenture or note or the dividend of a preferred stock until the conversion privilege is exercised. The market value of convertible securities generally is a function of, among other factors, interest rates, the rates of return of similar nonconvertible securities and the financial strength of the issuer. The market value of convertible securities tends to decline as interest rates rise and, conversely, to rise as interest rates decline. However, a convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than its conversion price. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the rate of return of the convertible security. Because both interest rate and market movements can influence their value, convertible securities generally are not as sensitive to changes in interest rates as similar debt securities nor generally are they as sensitive to changes in share price as their underlying common stock.

Investing in convertible securities is subject to certain risks. Certain convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid and, therefore, may be more difficult to resell in a timely fashion or for a fair price, which could result in investment losses. Certain convertible securities may have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities (of the same or a different issuer) at a specified date and a specified exchange ratio. Certain convertible securities may be convertible at the option of the issuer, which may require a holder to convert the security into the underlying common stock, even at times when the value of the underlying common stock or other equity security has declined substantially.

In addition, some convertible securities may be rated below investment grade or may not be rated and, therefore, may be considered speculative investments. Companies that issue convertible securities frequently are small- and mid-capitalization companies and, accordingly, carry the risks associated with such companies. In addition, the credit rating of a company’s convertible securities generally is lower than that of its conventional debt securities. Convertible securities are senior to equity securities and have a claim to the assets of an issuer prior to the holders of the issuer’s common stock in the event of liquidation but generally are subordinate to similar non-convertible debt securities of the same issuer. Some convertible securities are particularly sensitive to

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changes in interest rates when their predetermined conversion price is much higher than the price for the issuing company’s common stock.

Corporate Debt Securities

Corporate debt securities are fixed income securities typically issued by businesses to finance their operations. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their interest rates, maturity dates and secured or unsecured status. Commercial paper has the shortest term and usually is unsecured. The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment grade or below investment grade and may carry fixed, variable or floating rates of interest.

Extendible commercial notes (ECNs) are very similar to commercial paper except that with ECNs, the issuer has the option to extend the notes’ maturity. ECNs are issued at a discount rate, with an initial redemption of not more than 90 days from the date of issue. If ECNs are not redeemed by the issuer on the initial redemption date, the issuer will pay a premium (step-up) rate based on the ECN’s credit rating at the time.

Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of issuers, corporate debt securities can have widely varying risk/return profiles. For example, commercial paper issued by a large established domestic corporation that is rated by an NRSRO as investment grade may have a relatively modest return on principal but present relatively limited risk. On the other hand, a long-term corporate note issued, for example, by a small foreign corporation from an emerging market country that has not been rated by an NRSRO may have the potential for relatively large returns on principal but carries a relatively high degree of risk.

Investing in corporate debt securities is subject to certain risks including, among others, credit and interest rate risk. Credit risk is the risk that a Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it becomes due. Some corporate debt securities that are rated below investment grade by an NRSRO generally are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than and, therefore, may be paid in full before, lower ranking (subordinated) securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than do corporate debt securities with shorter terms.

Custody Receipts and Trust Certificates

Custody receipts and trust certificates are derivative products that evidence direct ownership in a pool of securities. Typically, a sponsor will deposit a pool of securities with a custodian in exchange for custody receipts evidencing interests in those securities. The sponsor generally then will sell the custody receipts or trust certificates in negotiated transactions at varying prices. Each custody receipt or trust certificate evidences the individual securities in the pool and the holder of a custody receipt or trust certificate generally will have all the rights and privileges of owners of those securities.

Investing in custody receipts and trust certificates is subject to certain risks. Custody receipts and trust certificates generally are subject to the same risks as the securities evidenced by the receipts or certificates. Custody receipts and trust certificates also may be less liquid than the underlying securities.

Derivatives

General

Derivatives are financial instruments whose values are based on (or “derived” from) traditional securities (such as a stock or a bond), assets (such as a commodity, like gold), reference rates (such as LIBOR) or market

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indices (such as the S&P 500 Index). Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indices, are traded on regulated exchanges. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Non-standardized derivatives, on the other hand, tend to be more specialized or complex, and may be harder to value. Derivatives afford leverage and, when used properly, can enhance returns and be useful in hedging portfolios. Some common types of derivatives include futures; options; options on futures; forward foreign currency exchange contracts; forward contracts on securities and securities indices; linked securities and structured products; CMOs; stripped securities; warrants; swap agreements and swaptions.

A Fund may use derivatives for a variety of reasons, including, for example: (i) to enhance its return; (ii) to attempt to protect against possible changes in the market value of securities held in or to be purchased for its portfolio resulting from securities markets or currency exchange rate fluctuations (i.e., to hedge); (iii) to protect its unrealized gains reflected in the value of its portfolios securities; (iv) to facilitate the sale of such securities for investment purposes; (v) to reduce transaction costs; and/or (vi) to manage the effective maturity or duration of its portfolio.

A Fund’s use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying security, asset, index or reference rate, which may be magnified by certain features of the derivatives. These risks are heightened when a Fund uses derivatives to enhance its return or as a substitute for a position or security, rather than solely to hedge or offset the risk of a position or security held by a Fund. There is also a risk that the derivative will not correlate well with the security for which it is substituting. A Fund’s use of derivatives to leverage risk also may exaggerate a loss, potentially causing a Fund to lose more money than if it had invested in the underlying security, or limit a potential gain. The success of management’s derivative strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying security, asset, index or reference rate and the derivative itself, without necessarily the benefit of observing the performance of the derivative under all possible market conditions. Other risks arise from a Fund’s potential inability to terminate or sell its derivative positions as a liquid secondary market for such positions may not exist at times when a Fund may wish to terminate or sell them. Over-the-counter instruments (investments not traded on an exchange) may be illiquid. Derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. Also, with some derivative strategies there is the risk that a Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether. The use of derivatives may also increase the amount and accelerate the timing of taxes payable by shareholders.

A Fund may use any or all of the above investment techniques and may purchase different types of derivative instruments at any time and in any combination. There is no particular strategy that dictates the use of one technique over another, as the use of derivatives is a function of numerous variables, including market conditions.

Index or Linked Securities (Structured Products)

General. Indexed or linked securities, also often referred to as “structured products,” are instruments that may have varying combinations of equity and debt characteristics. These instruments are structured to recast the investment characteristics of the underlying security or reference asset. If the issuer is a unit investment trust or other special purpose vehicle, the structuring will typically involve the deposit with or purchase by such issuer of specified instruments (such as commercial bank loans or securities) and/or the execution of various derivative transactions, and the issuance by that entity of one or more classes of securities (structured securities) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments.

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Indexed and Inverse Floating Rate Securities. A Fund may invest in securities that provide a potential return based on a particular index of value or interest rates. For example, a Fund may invest in securities that pay interest based on an index of interest rates. The principal amount payable upon maturity of certain securities also may be based on the value of the index. To the extent a Fund invests in these types of securities, a Fund’s return on such securities will rise and fall with the value of the particular index: that is, if the value of the index falls, the value of the indexed securities owned by a Fund will fall. Interest and principal payable on certain securities may also be based on relative changes among particular indices.

A Fund may also invest in so-called “inverse floaters” or “residual interest bonds” on which the interest rates vary inversely with a floating rate (which may be reset periodically by a dutch auction, a remarketing agent, or by reference to a short-term tax-exempt interest rate index). A Fund may purchase synthetically-created inverse floating rate bonds evidenced by custodial or trust receipts. Generally, income on inverse floating rate bonds will decrease when interest rates increase, and will increase when interest rates decrease. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate that is a multiple of the rate at which fixed-rate securities increase or decrease in response to such changes. As a result, the market values of such securities will generally be more volatile than the market values of fixed-rate securities. To seek to limit the volatility of these securities, a Fund may purchase inverse floating obligations that have shorter-term maturities or that contain limitations on the extent to which the interest rate may vary. Certain investments in such obligations may be illiquid. A Fund may invest in indexed and inverse securities for hedging purposes or to seek to increase returns. When used for hedging purposes, indexed and inverse securities involve correlation risk. Furthermore, where such a security includes a contingent liability, in the event of an adverse movement in the underlying index or interest rate, a Fund may be required to pay substantial additional margin to maintain the position.

Credit Linked Securities. Among the income producing securities in which a Fund may invest are credit linked securities. The issuers of these securities frequently are limited purpose trusts or other special purpose vehicles that, in turn, invest in a derivative instrument or basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain fixed income markets. For instance, a Fund may invest in credit linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income producing securities are not available.

Like an investment in a bond, investments in these credit linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on or linked to the issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and/or principal that a Fund would receive. A Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. These securities generally are exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

Index-, Commodity-, Currency- and Equity-Linked Securities. “Index-linked” or “commodity-linked” notes are debt securities of companies that call for interest payments and/or payment at maturity in different terms than the typical note where the borrower agrees to make fixed interest payments and to pay a fixed sum at maturity. Principal and/or interest payments on an index-linked or commodity-linked note depend on the performance of

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one or more market indices, such as the S&P 500 Index, a weighted index of commodity futures such as crude oil, gasoline and natural gas or the market prices of a particular commodity or basket of commodities. Equity-linked securities are short-term or intermediate term instruments having a value at maturity and /or interest rate determined by reference to the market prices of one or more equity securities. At maturity, the principal amount of an equity-linked debt security is often exchanged for common stock of the issuer or is payable in an amount based on the issuer’s common stock price at the time of maturity. Currency-linked debt securities are short-term or intermediate-term instruments having a value at maturity, and/or an interest rate, determined by reference to one or more foreign currencies. Payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index.

Index, commodity, currency and equity-linked securities may entail substantial risks. Such instruments may be subject to significant price volatility. The company issuing the instrument may fail to pay the amount due on maturity. The underlying investment or security may not perform as expected by the Advisor. Markets, underlying securities and indexes may move in a direction that was not anticipated by the Advisor. Performance of the derivatives may be influenced by interest rate and other market changes in the United States and abroad, and certain derivative instruments may be illiquid.

Linked securities are often issued by unit investment trusts. Examples of this include such index-linked securities as S&P Depositary Receipts (SPDRs), which is an interest in a unit investment trust holding a portfolio of securities linked to the S&P 500 Index, and a type of exchange-traded fund (ETF). Because a unit investment trust is an investment company under the 1940 Act, a Fund’s investments in SPDRs are subject to the limitations set forth in Section 12(d)(1)(A) of the 1940 Act. SPDRs closely track the underlying portfolio of securities, trade like a share of common stock and pay periodic dividends proportionate to those paid by the portfolio of stocks that comprise the S&P 500 Index. As a holder of interests in a unit investment trust, a Fund would indirectly bear its ratable share of that unit investment trust’s expenses. At the same time, a Fund would continue to pay its own management and advisory fees and other expenses, as a result of which a Fund and its shareholders in effect would be absorbing levels of fees with respect to investments in such unit investment trusts.

Equity-linked securities include issues such as Structured Yield Product Exchangeable for Stock (STRYPES), Trust Automatic Common Exchange Securities (TRACES), Trust Issued Mandatory Exchange Securities (TIMES), and Trust Enhanced Dividend Securities (TRENDS). The issuers of these equity-linked securities generally purchase and hold a portfolio of stripped U.S. Treasury securities maturing on a quarterly basis through the conversion date, and a forward purchase contract with an existing shareholder of the company relating to the common stock. Quarterly distributions on such equity-linked securities generally consist of the cash received from the U.S. Treasury securities and such equity-linked securities generally are not entitled to any dividends that may be declared on the common stock.

Investing in structured products and linked securities is subject to certain risks. Because structured products typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured products may be structured as a class that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured products typically have higher rates of return and present greater risks than unsubordinated structured products. Structured products sometimes are sold in private placement transactions and often have a limited trading market.

Investments in “linked” securities have the potential to lead to significant losses because of unexpected movements in the underlying financial asset, index, currency or other investment. The ability of a Fund to utilize linked-securities successfully will depend on its ability correctly to predict pertinent market movements, which cannot be assured. Because currency-linked securities usually relate to foreign currencies, some of which may be currency from emerging market countries, there are certain additional risks associated with such investments.

SPDRs are subject to the risks of an investment in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of such

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investment. In addition, because individual investments in SPDRs are not redeemable, except upon termination of the unit investment trust, the liquidity of small holdings of SPDRs will depend upon the existence of a secondary market. Large holdings of SPDRs are called “creation unit size” and are redeemable in-kind only and are not redeemable for cash from the unit investment trust. The price of a SPDR is derived from and based upon the securities held by the unit investment trust. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by a Fund could result in losses on SPDRs.

Futures Contracts and Options on Futures Contracts

Futures Contracts. A futures contract sale creates an obligation by the seller to deliver the type of security or other asset called for in the contract at a specified delivery time for a stated price. A futures contract purchase creates an obligation by the purchaser to take delivery of the type of security or other asset called for in the contract at a specified delivery time for a stated price. The specific securities or other assets delivered or taken at the settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract was made. A Fund may enter into futures contracts which are traded on national or foreign futures exchanges and are standardized as to maturity date and underlying security or other asset. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act (CEA) by the Commodity Futures Trading Commission (CFTC), a U.S. Government agency.

Traders in futures contracts may be broadly classified as either “hedgers” or “speculators.” Hedgers use the futures markets primarily to offset unfavorable changes (anticipated or potential) in the value of securities or other assets currently owned or expected to be acquired by them. Speculators less often own the securities or other assets underlying the futures contracts which they trade, and generally use futures contracts with the expectation of realizing profits from fluctuations in the value of the underlying securities or other assets. Pursuant to a notice of eligibility claiming exclusion from the definition of commodity pool operator filed with the CFTC and the National Futures Association on behalf of the Funds, neither the Trust nor any of the individual Funds is deemed to be a “commodity pool operator” under the CEA, and, accordingly, they are not subject to registration or regulation as such under the CEA.

Upon entering into futures contracts, in compliance with the SEC’s requirements, cash or liquid securities, equal in value to the amount of a Fund’s obligation under the contract (less any applicable margin deposits and any assets that constitute “cover” for such obligation), will be segregated with a Fund’s custodian.

Unlike when a Fund purchases or sells a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract, although a Fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash and/or U.S. Government securities in order to initiate and maintain open positions in futures contracts. This amount is known as “initial margin.” The nature of initial margin in futures transactions is different from that of margin in security transactions, in that futures contract margin does not involve the borrowing of funds by a Fund to finance the transactions. Rather, initial margin is in the nature of a performance bond or good faith deposit intended to assure completion of the contract (delivery or acceptance of the underlying security or other asset) that is returned to a Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Minimum initial margin requirements are established by the relevant futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin which may range upward from less than 5% of the value of the contract being traded. Subsequent payments, called “variation margin,” to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or other asset fluctuates, a process known as “marking to market.” If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional variation margin will be required. Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made for as long as the contract remains open. A Fund expects to earn interest income on its margin deposits.

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Although futures contracts by their terms call for actual delivery or acceptance of securities or other assets (stock index futures contracts or futures contracts that reference other intangible assets do not permit delivery of the referenced assets), the contracts usually are closed out before the settlement date without the making or taking of delivery. A Fund may elect to close some or all of its futures positions at any time prior to their expiration. The purpose of taking such action would be to reduce or eliminate the hedge position then currently held by a Fund. Closing out an open futures position is done by taking an opposite position (“buying” a contract which has previously been “sold,” “selling” a contract previously “purchased”) in an identical contract (i.e., the same aggregate amount of the specific type of security or other asset with the same delivery date) to terminate the position. Final determinations are made as to whether the price of the initial sale of the futures contract exceeds or is below the price of the offsetting purchase, or whether the purchase price exceeds or is below the offsetting sale price. Final determinations of variation margin are then made, additional cash is required to be paid by or released to a Fund, and a Fund realizes a loss or a gain. Brokerage commissions are incurred when a futures contract is bought or sold.

Successful use of futures contracts by a Fund is subject to the Advisor’s ability to predict correctly movements in the direction of interest rates and other factors affecting securities and commodities markets. This requires different skills and techniques than those required to predict changes in the prices of individual securities. A Fund, therefore, bears the risk that future market trends will be incorrectly predicted.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the relatively low margin deposits required and the potential for an extremely high degree of leverage involved in futures contracts. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial loss to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount posted as initial margin for the contract.

In the event of adverse price movements, a Fund would continue to be required to make daily cash payments in order to maintain its required margin. In such a situation, if a Fund has insufficient cash, it may have to sell portfolio securities in order to meet daily margin requirements at a time when it may be disadvantageous to do so. The inability to close the futures position also could have an adverse impact on the ability to hedge effectively.

To reduce or eliminate a hedge position held by a Fund, a Fund may seek to close out a position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract, which may limit a Fund’s ability to realize its profits or limit its losses. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts; (ii) restrictions may be imposed by an exchange on opening transactions, closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts, or underlying securities; (iv) unusual or unforeseen circumstances, such as volume in excess of trading or clearing capability, may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts (or a particular class or series of contracts), in which event the secondary market on that exchange (or in the class or series of contracts) would cease to exist, although outstanding contracts on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being

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made in cash, generally within five business days after the trade. In the futures market, a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, a Fund may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes. A Fund presently could accomplish a similar result to that which it hopes to achieve through the use of interest rate futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling bonds with short maturities and investing in bonds with long maturities when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by a Fund, through using futures contracts.

Interest rate futures contracts are traded in an auction environment on the floors of several exchanges—principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership. A public market exists in futures contracts covering various financial instruments including long-term U.S. Treasury Bonds and Notes; GNMA modified pass-through mortgage backed securities; three-month U.S. Treasury Bills; and ninety-day commercial paper. A Fund may also invest in exchange-traded Eurodollar contracts, which are interest rate futures on the forward level of LIBOR. These contracts are generally considered liquid securities and trade on the Chicago Mercantile Exchange. Such Eurodollar contracts are generally used to “lock-in” or hedge the future level of short-term rates. A Fund may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

Index Futures Contracts. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position in the index. A unit is the current value of the index. A Fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s).

There are several risks in connection with the use by a Fund of index futures as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedges. The Advisor will attempt to reduce this risk by selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of a Fund’s portfolio securities sought to be hedged.

Municipal Bond Index Futures Contracts. Municipal bond index futures contracts may act as a hedge against changes in market conditions. A municipal bond index assigns values daily to the municipal bonds included in the index based on the independent assessment of dealer-to-dealer municipal bond brokers. A municipal bond index futures contract represents a firm commitment by which two parties agree to take or make delivery of an amount equal to a specified dollar amount multiplied by the difference between the municipal bond index value on the last trading date of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying securities in the index is made.

The Chicago Board of Trade has designed a futures contract based on the Bond Buyer Municipal Bond Index (the Index). This Index is composed of forty term revenue and general obligation bonds, and its composition is updated regularly as new bonds meeting the criteria of the Index are issued and existing bonds mature. The Index is intended to provide an accurate indicator of trends and changes in the municipal bond market. Each bond in the Index is independently priced by six dealer-to-dealer municipal bond brokers daily. The forty prices then are averaged and multiplied by a coefficient. The coefficient is used to maintain the continuity of the Index when its composition changes. The Chicago Board of Trade, on which futures contracts based on

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this Index are traded, as well as other U.S. commodities exchanges, are regulated by the CFTC. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

Options on Futures Contracts. A Fund may purchase and write call and put options on those futures contracts that it is permitted to buy or sell. A Fund may use such options on futures contracts in lieu of writing options directly on the underlying securities or other assets or purchasing and selling the underlying futures contracts. Such options generally operate in the same manner as options purchased or written directly on the underlying investments. A futures option gives the holder, in return for the premium paid, the right to buy from (call) or sell to (put) the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder or writer of an option has the right to terminate its position prior to the scheduled expiration of the option by selling or purchasing an option of the same series, at which time the person entering into the closing purchase transaction will realize a gain or loss. There is no guarantee that such closing purchase transactions can be effected.

A Fund will enter into written options on futures contracts only when, in compliance with the SEC’s requirements, cash or liquid securities equal in value to the underlying security’s or other asset’s value (less any applicable margin deposits) have been deposited in a segregated account. A Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers’ requirements similar to those described above.

Investments in futures options involve some of the same risks that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. There may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to a Fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contracts. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs).

Successful use of index futures by a Fund is also subject to the Advisor’s ability to predict correctly movements in the direction of the market. It is possible that, for example, where a Fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in a Fund’s portfolio may decline. If this occurred, a Fund would lose money on the futures and also experience a decline in the value of its portfolio securities, as a Fund’s ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline, through transactions in futures or put options on stock indices, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by a Fund. Inasmuch as a Fund’s securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, a Fund bears the risk that the prices of its securities being hedged will not move to the same extent as do the prices of its put options on the stock indices. It is also possible that, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, a Fund will lose part or all of the benefit of the increased values of those securities that it has hedged, because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the securities of the portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all

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participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which would distort the normal relationship between the index and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result, the futures market may attract more speculators than the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market, and also because of the imperfect correlation between movements in an index and movements in the prices of index futures, even a correct forecast of general market trends by the Advisor may still not result in a successful hedging transaction.

There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom a Fund has an open position in a futures contract or related option. Most futures exchanges limit the amount of fluctuation permitted in some contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and, therefore, does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Options on Index Futures Contracts. A Fund may also purchase and sell options on index futures contracts. Options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

There are various risks in connection with the use by a Fund of index futures as a hedging device. For example, a risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedges. The Advisor will attempt to reduce this risk by selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of a Fund’s portfolio securities sought to be hedged; there can be no assurance that the Advisor will be successful in doing so.

Use by Tax-Exempt Funds of Interest Rate and U.S. Treasury Security Futures Contracts and Options. A Fund investing in tax-exempt securities may purchase and sell futures contracts and related options on interest rate and U.S. Treasury securities when, in the opinion of the Advisor, price movements in these security futures and related options will correlate closely with price movements in the tax-exempt securities which are the subject of the hedge. Interest rate and U.S. Treasury securities futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of security called for in the contract at a specified date and price. Options on interest rate and U.S. Treasury security futures contracts give the purchaser the right in return for the premium paid to assume a position in a futures contract at the specified option exercise price at any time during the period of the option.

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In addition to the risks generally involved in using futures contracts, there is also a risk that price movements in interest rate and U.S. Treasury security futures contracts and related options will not correlate closely with price movements in markets for tax-exempt securities.

Stock Options and Stock Index Options

A Fund may purchase and write (i.e., sell) put and call options. Such options may relate to particular stocks or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation (OCC). Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks.

There is a key difference between stock options and stock index options in connection with their exercise. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the securities included in the index. For example, some stock index options are based on a broad market index, such as the S&P 500 Index or a narrower market index, such as the S&P 100 Index. Indices may also be based on an industry or market segment, such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index.

The successful use of a Fund’s options strategies depends on the ability of the Advisor to forecast interest rate and market movements correctly. When it purchases an option, a Fund runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless a Fund exercises the option or enters into a closing sale transaction for such option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, a Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying securities, since a Fund may continue to hold its investment in those securities notwithstanding the lack of a change in price of those securities.

The effective use of options also depends on a Fund’s ability to terminate option positions at times when the Advisor deems it desirable to do so. Although a Fund will take an option position only if the Advisor believes there is a liquid secondary market for the option, there is no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary trading market in options were to become unavailable, a Fund could no longer engage in closing transactions. The writer in such circumstances would be subject to the risk of market decline or appreciation in the instrument during such period. If an option purchased by a Fund expires unexercised, a Fund will realize a loss equal to the premium paid. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options, or underlying securities; (iv) unusual or unforeseen circumstances, such as volume in excess of trading or clearing capability, may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

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Disruptions in the markets for the securities underlying options purchased or sold by a Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, a Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with losses if trading in the security reopens at a substantially different price. In addition, the OCC or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at a time when trading in the option has also been halted, a Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If a prohibition on exercise remains in effect until an option owned by a Fund has expired, a Fund could lose the entire value of its option.

Special risks are presented by internationally traded options. Because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

Dealer (Over-the-Counter) Options. Dealer options are options negotiated individually through dealers rather than traded on an exchange. Certain risks are specific to dealer options. While a Fund might look to a clearing corporation to exercise exchange-traded options, if a Fund purchases a dealer option it must rely on the selling dealer to perform if a Fund exercises the option. Failure by the dealer to do so would result in the loss of the premium paid by a Fund as well as loss of the expected benefit of the transaction. Exchange-traded options generally have a continuous liquid market while dealer options more often may not. Consequently, a Fund can realize the value of a dealer option it has purchased only by exercising or reselling the option to the issuing dealer. Similarly, when a Fund writes a dealer option, a Fund can close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer. While each Fund seeks to enter into dealer options only with dealers who will agree to and can enter into closing transactions with a Fund, no assurance exists that a Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless a Fund, as a covered dealer call option writer, can effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, a Fund may be unable to liquidate a dealer option. With respect to options written by a Fund, the inability to enter into a closing transaction may result in material losses to a Fund. For example, because a Fund must maintain a secured position with respect to any call option on a security it writes, a Fund may not sell the assets, which it has segregated to secure the position while it is obligated under the option. This requirement may impair a Fund’s ability to sell portfolio securities at a time when such sale might be advantageous.

A Fund generally will treat purchased dealer options as illiquid securities. A Fund may treat the cover used for written dealer options as liquid if the dealer agrees that a Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option.

Writing Covered Options. A Fund may write covered call options and covered put options on securities held in its portfolio when, in the opinion of the Advisor, such transactions are consistent with a Fund’s investment goal and policies. Call options written by a Fund give the purchaser the right to buy the underlying securities from a Fund at the stated exercise price at any time prior to the expiration date of the option, regardless of the security’s market price; put options give the purchaser the right to sell the underlying securities to a Fund at the stated exercise price at any time prior to the expiration date of the option, regardless of the security’s market price.

A Fund may write only covered options, which means that, so long as a Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, a Fund will hold cash and/or high-grade

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short-term debt obligations equal to the price to be paid if the option is exercised. In addition, a Fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. A Fund may write combinations of covered puts and calls (straddles) on the same underlying security.

A Fund will receive a premium from writing a put or call option, which increases a Fund’s return on the underlying security if the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than the security’s then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

A Fund’s obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by a Fund’s execution of a closing purchase transaction, which is effected by purchasing on an exchange an offsetting option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be effected in order to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. A Fund realizes a profit or loss from a closing purchase transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. Because increases in the market price of a call option generally reflect increases in the market price of the security underlying the option, any loss resulting from a closing purchase transaction may be offset in whole or in part by unrealized appreciation of the underlying security.

If a Fund writes a call option but does not own the underlying security, and when it writes a put option, a Fund may be required to deposit cash or securities with its broker as “margin” or collateral for its obligation to buy or sell the underlying security. As the value of the underlying security varies, a Fund may also have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

Purchasing Put Options. A Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since a Fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security’s market price. For a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, a Fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

Purchasing Call Options. A Fund may purchase call options to hedge against an increase in the price of securities that a Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since a Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security’s market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit a Fund might have realized had it bought the underlying security at the time it purchased the call option.

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Swap Agreements

Swap agreements are derivative instruments that can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Fund’s exposure to long- or short-term interest rates, foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. A Fund may enter into a variety of swap agreements, including interest rate, index, commodity, equity, credit default and currency exchange rate swap agreements, and other types of swap agreements such as caps, collars and floors. A Fund also may enter into swaptions, which are options to enter into a swap agreement.

In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a “notional principal amount,” in return for payments equal to a fixed rate times the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange notional principal amount as well. In a total return swap agreement, the non-floating rate side of the swap is based on the total return of an individual security, a basket of securities, an index or another reference asset. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. Caps and floors have an effect similar to buying or writing options. A collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift a Fund’s investment exposure from one type of investment to another. For example, if a Fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease a Fund’s exposure to long-term interest rates. Another example is if a Fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease a Fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates.

Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on a Fund’s performance. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund’s investments and its share price and yield. Additionally, whether a Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the Advisor’s ability correctly to predict whether certain types of investments likely are to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factor that determines the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, a Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declines, the value of a swap agreement likely would decline, potentially resulting in losses for a Fund. A Fund will closely monitor the credit of a swap agreement counterparty in order to attempt to minimize this risk. A Fund may also suffer losses if it is unable to terminate outstanding swap agreements (either by assignment or other disposition) or reduce its exposure through offsetting transactions (i.e., by entering into an offsetting swap agreement with the same party or a similarly creditworthy party).

Credit Default Swap Agreements. A Fund may enter into credit default swap agreements, which may have as reference obligations one or more securities or a basket of securities that are or are not currently held by a Fund. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an

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upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no credit event occurs, a Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements may involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Fund will enter into credit default swap agreements generally with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller.

Equity Swaps. A Fund may engage in equity swaps. Equity swaps allow the parties to the swap agreement to exchange components of return on one equity investment (e.g., a basket of equity securities or an index) for a component of return on another non-equity or equity investment, including an exchange of differential rates of return. Equity swaps may be used to invest in a market without owning or taking physical custody of securities in circumstances where direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps also may be used for other purposes, such as hedging or seeking to increase total return.

The values of equity swaps can be very volatile. To the extent that the Advisor does not accurately analyze and predict the potential relative fluctuation on the components swapped with the other party, a Fund may suffer a loss. The value of some components of an equity swap (such as the dividend on a common stock) may also be sensitive to changes in interest rates. Furthermore, during the period a swap is outstanding, a Fund may suffer a loss if the counterparty defaults.

Total Return Swap Agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may effectively add leverage to a Fund’s portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to a Fund thereunder, and conversely, that a Fund will not be able to meet its obligation to the counterparty. Generally, a Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted against one another with a Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by a Fund. If the total return swap transaction is

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entered into on other than a net basis, the full amount of a Fund’s obligations will be accrued on a daily basis, and the full amount of a Fund’s obligations will be segregated by a Fund in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost a Fund initially to make an equivalent direct investment, plus or minus any amount a Fund is obligated to pay or is to receive under the total return swap agreement.

Variance, Volatility and Correlation Swap Agreements. Variance and volatility swaps are contracts that provide exposure to increases or decreases in the volatility of certain referenced assets. Correlation swaps are contracts that provide exposure to increases or decreases in the correlation between the prices of different assets or different market rates.

Dollar Rolls

Dollar rolls involve selling securities (e.g., mortgage-backed securities or U.S. Treasury securities) and simultaneously entering into a commitment to purchase those or similar (same collateral type, coupon and maturity) securities on a specified future date and price. Mortgage dollar rolls and U.S. Treasury rolls are types of dollar rolls. A Fund foregoes principal and interest paid on the securities during the “roll” period. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase of the securities as well as the interest earned on the cash proceeds of the initial sale.

Dollar rolls involve the risk that the market value of the securities a Fund is obligated to repurchase may decline below the repurchase price or that the transaction costs may exceed the return earned by a Fund from the transaction. Dollar rolls also involve risk to a Fund if the other party should default on its obligation and a Fund is delayed or prevented from completing the transaction. In the event that the buyer of securities under a dollar roll files for bankruptcy or becomes insolvent, a Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce a Fund’s obligation to repurchase the securities. In addition, the security to be delivered in the future may turn out to be inferior to the security sold upon entering into the transaction.

Foreign Currency Transactions

Foreign currency transactions may be used to protect, to some extent, against uncertainty in the level of future currency exchange rates by establishing a fixed exchange rate. Foreign currency transactions may involve the purchase or sale of foreign currencies on a “spot” (cash) basis at the prevailing exchange rate or may involve “forward contracts” that allow a Fund to purchase or sell foreign currencies at a future date. Forward contracts may be used for “transaction hedging,” “position hedging” and “cross-hedging.” A Fund may use forward sale contracts to sell an amount of a foreign currency approximating the value of a Fund’s securities denominated in the foreign security when that foreign currency suffers a substantial decline against the U.S. dollar. A Fund may use forward purchase contracts to purchase a foreign currency when it is believed that the U.S. dollar may suffer a substantial decline against the foreign currency. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain that might be realized if the value of the hedged currency increases.

Transaction hedging may allow a Fund to “lock in” the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest rate payment in a foreign currency. A Fund may use transaction hedging to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

Position hedging may allow a Fund to protect against an adverse change in the relationship between the U.S. dollar and the applicable foreign currencies in which its portfolio securities are denominated. A Fund may use

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position hedging when it is believed that the U.S. dollar may suffer a decline against the foreign currency by entering into a forward purchase contract to purchase that foreign currency for a fixed dollar amount.

Cross-hedging may allow a Fund to enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount when it is believed that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall if there is a decline in the U.S. dollar value of the currency in which a Fund’s securities are denominated.

A Fund also may purchase exchange-listed and over-the-counter call and put options on foreign currencies and foreign currency contracts. Options on foreign currencies and foreign currency contracts give the holder a right to buy or sell the underlying foreign currencies or foreign currency contracts for a specified period of time and for a specified amount. The value of an option on foreign currencies or foreign currency contracts reflects the value of an exchange rate, which depends on the relative values of the U.S. dollar and the relevant foreign currency.

Engaging in foreign currency transactions is subject to certain risks. For example, if the value of a foreign currency were to decline against the U.S. dollar, such decline would reduce the dollar value of any securities held by a Fund denominated in that currency. It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract, which may make it necessary for a Fund to purchase additional foreign currency on the spot market if the market value of the security being hedged is less than the amount of foreign currency a Fund is obligated to deliver at the time a Fund sells the security being hedged. The value of any currency, including the U.S. dollar, may be affected by political and economic factors applicable to the issuer’s country. The exchange rates of currencies also may be affected adversely by governmental actions. Transaction, position and cross-hedging do not eliminate fluctuations in the underlying prices of securities that a Fund owns or intends to purchase or sell and may limit the amount of potential gain that might result from the increase in value of the currency being hedged. Settlement procedures relating to a Fund’s foreign currency transactions may be more complex than those relating to investments in securities of U.S. issuers.

Foreign Securities

Foreign securities include debt, equity and derivative securities that the Advisor determines are “foreign” based on the consideration of an issuer’s domicile, its principal place of business, its primary stock exchange listing, the source of its revenue or other factors.

Foreign securities may include depositary receipts, such as American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). ADRs are U.S. dollar-denominated receipts issued in registered form by a domestic bank or trust company that evidence ownership of underlying securities issued by a foreign issuer. EDRs are foreign currency-denominated receipts issued in Europe, typically by foreign banks or trust companies and foreign branches of domestic banks, that evidence ownership of foreign or domestic securities. GDRs are receipts structured similarly to ADRs and EDRs and are marketed globally. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. In general, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designated for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. A Fund may invest in depositary receipts through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute interestholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. The issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States, and, therefore, there

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may be limited information available regarding such issuers and/or limited correlation between available information and the market value of the depositary receipts.

Investing in foreign securities is subject to certain risks. For example, foreign markets can be extremely volatile. Fluctuations in currency exchange rates also may impact the value of foreign securities denominated in foreign currencies or U.S. dollars, without a change in the intrinsic value of those securities. Additionally, the U.S. dollar value of a foreign security tends to decrease when the value of the U.S. dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against such currency. A Fund may attempt to minimize the risk from adverse changes in the relationship between the U.S. dollar and foreign currencies by purchasing and selling forward foreign currency exchange contracts and foreign currency futures contracts and related options. Foreign securities may be less liquid than domestic securities so that a Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees also are generally higher for foreign securities. A Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose potentially confiscatory withholding taxes, which would reduce the amount of income and capital gains available to distribute to a Fund’s shareholders. Other risks include: possible delays in the settlement of transactions or in the notification of income; generally less publicly available information about companies; adverse impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls; and that foreign companies generally are not subject to accounting, auditing and financial reporting standards comparable to those mandated for domestic companies.

Risks associated with investments in foreign securities are increased with respect to investments in emerging market countries. Political and economic structures in many emerging market countries, especially those in Eastern Europe, the Pacific Basin and the Far East, are undergoing significant evolutionary changes and rapid development, and may lack the social, political and economic stability of more developed countries. Investing in emerging market securities also involves risks beyond the risks applicable to foreign investments. For example, some emerging market countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be traded internationally, and some countries with emerging securities markets have sustained long periods of very high inflation or rapid fluctuation in inflation rates which can have negative effects on a country’s economy and securities markets.

Illiquid Securities

Illiquid securities are defined by a Fund consistent with SEC staff’s current guidance and interpretations which provide that an illiquid security is an asset which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment on its books. Some securities, such as those not registered under U.S. securities laws, cannot be sold in public transactions. Subject to its investment policies, a Fund may invest in illiquid investments and may invest in certain restricted securities that are deemed to be illiquid securities.

Investments in Other Investment Companies

Investing in other investment companies may be a means by which a Fund seeks to achieve its investment objective. A Fund may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act, the rules and regulations thereunder and any exemptive orders currently or in the future obtained by a Fund from the SEC.

The 1940 Act generally requires that a Fund limit its investments in another investment company or series thereof so that, as determined at the time a securities purchase is made: (i) no more than 5% of the value of its total assets will be invested in the securities of any one investment company; (ii) no more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies; and (iii) no more

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than 3% of the outstanding voting stock of any one investment company or series thereof will be owned by a Fund or by companies controlled by the Fund. Such other investment companies may include ETFs, which are shares of publicly traded unit investment trusts, open-end funds or depositary receipts that seek to track the performance of specific indexes or companies in related industries.

Investing in other investment companies is subject to certain risks. Although a Fund may derive certain advantages from being able to invest in shares of other investment companies, such as to be fully invested, there may be potential disadvantages. Investing in other investment companies may result in higher fees and expenses for a Fund and its shareholders. A shareholder may be charged fees not only on Fund shares held directly but also on the investment company shares that a Fund purchases.

In addition, investing in ETFs is subject to certain other risks. ETFs generally are subject to the same risks as the underlying securities the ETFs are designed to track as well as to the risks of the specific sector or industry on which the ETF relates. ETFs also are subject to the risk that their prices may not totally correlate to the prices of the underlying securities the ETFs are designed to track and the risk of possible trading halts due to market conditions or for other reasons.

Under the 1940 Act and rules and regulations thereunder, a Fund may purchase shares of other affiliated Columbia Funds, including the Money Market Funds, subject to certain conditions. Investing in affiliated Funds may present certain actual or potential conflicts of interest. For more information about such actual and potential conflicts of interest, see Investment Advisory and Other Services—Other Roles and Relationships of Bank of America and its Affiliates—Certain Conflicts of Interest.

Low and Below Investment Grade Securities

Low and below investment grade securities (below investment grade securities are also known as “junk bonds”) are debt securities with the lowest investment grade rating (e.g., BBB by S&P and Fitch or Baa by Moody’s), that are below investment grade (e.g., lower than BBB by S&P and Fitch or Baa by Moody’s) or that are unrated but determined by the Advisor to be of comparable quality. These types of securities may be issued to fund corporate transactions or restructurings, such as leveraged buyouts, mergers, acquisitions, debt reclassifications or similar events, are more speculative in nature than securities with higher ratings and tend to be more sensitive to credit risk, particularly during a downturn in the economy. These types of securities generally are issued by unseasoned companies without long track records of sales and earnings, or by companies or municipalities that have questionable credit strength. Low and below investment grade securities and comparable unrated securities: (i) likely will have some quality and protective characteristics that, in the judgment of one or more NRSROs, are outweighed by large uncertainties or major risk exposures to adverse conditions; (ii) are speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation; and (iii) may have a less liquid secondary market, potentially making it difficult to value or sell such securities.

Investing in low and below investment grade securities and comparable unrated securities is subject to certain risks. The rates of return on these types of securities generally are higher than the rates of return available on more highly rated securities, but generally involve greater volatility of price and risk of loss of principal and income, including the possibility of default by or insolvency of the issuers of such securities. Accordingly, a Fund may be more dependent on the Advisor’s credit analysis with respect to these types of securities than is the case for more highly rated securities.

The market values of certain low and below investment grade securities and comparable unrated securities tend to be more sensitive to individual corporate developments and changes in economic conditions than are the market value of more highly rated securities. In addition, issuers of low and below investment grade and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.

The risk of loss due to default is greater for low and below investment grade and comparable unrated securities than it is for higher rated securities because low and below investment grade securities and comparable

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unrated securities generally are unsecured and frequently are subordinated to more senior indebtedness. A Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its holdings of such securities. The existence of limited markets for lower-rated debt securities may diminish a Fund’s ability to: (i) obtain accurate market quotations for purposes of valuing such securities and calculating portfolio net asset value; and (ii) sell the securities at fair market value either to meet redemption requests or to respond to changes in the economy or in financial markets.

Money Market Instruments

Money market instruments are high-quality, short-term debt obligations, which include: (i) bank obligations, including certificates of deposit, time deposits and bankers’ acceptances; (ii) funding agreements; (iii) repurchase agreements; (iv) obligations of the United States, foreign countries and supranational entities, and each of their subdivisions, agencies and instrumentalities; and (v) certain corporate debt securities, such as commercial paper, short-term corporate obligations and extendible commercial notes; (vi) participation interests; and (vii) municipal securities.

Investing in money market instruments is subject to certain risks. Money market instruments (other than certain U.S. Government obligations) are not backed or insured by the U.S. Government, its agencies or its instrumentalities. Accordingly, only the creditworthiness of an issuer, or guarantees of that issuer, support such instruments.

Mortgage-Backed Securities

Mortgage-backed securities are a type of asset-backed security and represent interests in, or debt instruments backed by, pools of underlying mortgages. In some cases, these underlying mortgages may be insured or guaranteed by the U.S. Government or its agencies. Mortgage-backed securities entitle the security holders to receive distributions that are tied to the payments made on the underlying mortgage collateral (less fees paid to the originator, servicer, or other parties, and fees paid for credit enhancement), so that the payments made on the underlying mortgage collateral effectively pass through to such security holders. Mortgage-backed securities are created when mortgage originators (or mortgage loan sellers who have purchased mortgage loans from mortgage loan originators) sell the underlying mortgages to a special purpose entity in a process called a securitization. The special purpose entity issues securities that are backed by the payments on the underlying mortgage loans, and have a minimum denomination and specific term. The securities, in turn, are either privately placed or publicly offered.

Mortgage-backed securities may be issued or guaranteed by GNMA, FNMA, or the Federal Home Loan Mortgage Corporation (also known as Freddie Mac or FHLMC), but also may be issued or guaranteed by other issuers, including private companies. GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. FNMA is a private, shareholder-owned company that purchases both government-backed and conventional mortgages from lenders and securitizes them. FNMA is a congressionally chartered company, although neither its stock nor the securities it issues are insured or guaranteed by the U.S. Government. FHLMC is a publicly chartered agency that buys qualifying residential mortgages from lenders, “repackages” them and provides certain guarantees. FHLMC’s stock is owned by savings institutions across the United States and is held in trust by the Federal Home Loan Bank System. Mortgage-backed securities issued by FHLMC are not guaranteed as to timely payment of interest and principal by the U.S. Government.

CMOs are debt obligations issued by special-purpose trusts, collateralized by underlying mortgage assets. Principal prepayments on underlying mortgage assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a periodic basis. The principal and interest payments on the underlying mortgage assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgage assets are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no

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payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

Real estate mortgage investment conduits (REMICs) are entities that own mortgages and elect REMIC status under the Code and, like CMOs, issue debt obligations collateralized by underlying mortgage assets that have characteristics similar to those issued by CMOs.

Investing in mortgage-backed securities is subject to certain risks, including, among others, prepayment, market and credit risks. Prepayment risk reflects the risk that borrowers may prepay their mortgages more quickly than expected, which may affect the security’s average maturity and rate of return. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages also may be affected by home value appreciation, ease of the refinancing process and local economic conditions, among other factors. Market risk reflects the risk that the price of a security may fluctuate over time. The price of mortgage-backed securities can be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, which in turn may decrease their value. Credit risk reflects the risk that a holder of mortgage-backed securities may not receive all or part of its principal because the issuer, any credit enhancer and/or the underlying mortgage borrower has defaulted on its obligations. Credit risk is increased for mortgage-backed securities that are subordinated to another security (i.e., if the holder of a mortgage-backed security is entitled to receive payments only after payment obligations to holders of the other security are satisfied). The more deeply subordinated the security, the greater the credit risk associated with the security will be. Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than mortgage-backed securities guaranteed by the U.S. Government. The performance of mortgage-backed securities issued by private issuers generally depends on the financial health of those institutions.

Preferred Stock

Preferred stock represents units of ownership of a corporation that frequently have dividends that are set at a specified rate. Preferred stock has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock shares some of the characteristics of both debt and equity. Preferred stock ordinarily does not carry voting rights. Most preferred stock is cumulative; if dividends are passed (i.e., not paid for any reason), they accumulate and must be paid before common stock dividends. Participating preferred stock entitles its holders to share in profits above and beyond the declared dividend, along with common shareholders, as distinguished from nonparticipating preferred stock, which is limited to the stipulated dividend. Convertible preferred stock is exchangeable for a given number of shares of common stock and thus tends to be more volatile than nonconvertible preferred stock, which generally behaves more like a fixed income bond.

Auction preferred stock (APS) is a type of adjustable-rate preferred stock with a dividend determined periodically in a Dutch auction process by corporate bidders. Shares typically are bought and sold at face values generally ranging from $100,000 to $500,000 per share. The potential benefits of APS include:

•	Reduced interest rate risk: Because these securities generally reset within a short period of time, the exposure to interest rate risk is somewhat mitigated.

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Preservation of principal: The frequency of the dividend reset provisions makes APS an attractive cash management instrument. The auction reset mechanism generally assures that the shares will trade at par on the auction date. For those that reset frequently, the share price is not expected to fluctuate from par; however, the reset rate may reflect factors such as market conditions, demand and supply for a particular credit confidence in the issuer.

•	Credit quality: Most corporate APS carry an investment grade credit rating from both Moody’s and S&P; municipal APS typically carry the highest credit rating from both Moody’s and S&P (Aaa/AAA).

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In addition to reinvestment risk if interest rates fall, some specific risks with regard to APS include:

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Failed auction: Such a breakdown of the auction process is unlikely; however, in the event that the process fails, the rate is reset at the maximum applicable rate, which is usually described in the prospectuses and typically is influenced by the issuer’s credit rating. In a failed auction, current shareholders generally are unable to sell some, or all, of the shares when the auction is completed. Typically, the liquidity for APS that have experienced a failed auction becomes very limited. If a failed auction were to occur, the shareholder may hold his or her shares until the next auction. Should there not be subsequent auctions that “cure” the failed process, the shareholder may: (1) hold the APS in anticipation of a refinancing by the issuer that would cause the APS to be called, or (2) hold securities either indefinitely or in anticipation of the development of a secondary market.

•	Early call risk: Although unlikely, the preferred shares are redeemable at any time, at the issuer’s option, at par plus accrued dividends.

Investing in preferred stock is subject to certain risks. For example, stock market risk is the risk that the value of such stocks, like the broader stock markets, may decline over short or even extended periods. Domestic and foreign stock markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. The value of individual stocks will rise and decline based on factors specific to each corporation, such as changes in earnings or management.

Investing in preferred stock also may involve the risks applicable to investing in a particular company. For example, stocks of smaller companies tend to have greater price fluctuations than stocks of larger companies because, among other things, they trade less frequently and in lower volumes, are more susceptible to changes in economic conditions, are more reliant on singular products or services and are more vulnerable to larger competitors. Stocks of these companies may have a higher potential for gains but also are subject to greater risk of loss.

Investing in preferred stock also may involve the risks applicable to investing in a particular industry, such as technology, financial services, consumer goods or natural resources (e.g., oil and gas). To some extent, the prices of stocks tend to move by industry sector. When market conditions favorably affect, or are expected to favorably affect, an industry, the prices of the stocks of companies in that industry tend to rise. Conversely, negative news or a poor outlook for a particular industry can cause the value of those companies’ stock to decline.

Private Placement and Other Restricted Securities

Private placement securities are securities that have been privately placed and are not registered under the 1933 Act. They are eligible for sale only to certain eligible investors. Private placements often may offer attractive opportunities for investment not otherwise available on the open market. Private placement and other “restricted” securities often cannot be sold to the public without registration under the 1933 Act or the availability of an exemption from registration (such as Rules 144 or 144A), or they are “not readily marketable” because they are subject to other legal or contractual delays in or restrictions on resale.

Private placements typically may be sold only to qualified institutional buyers (or, in the case of the initial sale of certain securities, such as those issued in collateralized debt obligations or collateralized loan obligations, to accredited investors (as defined in Rule 501(a) under the 1933 Act), or in a privately negotiated transaction or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration.

Investing in private placement and other restricted securities is subject to certain risks. Private placements may be considered illiquid securities. Private placements typically are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the

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financial condition of the issuer, a Fund could find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing a Fund’s net asset value due to the absence of a trading market.

Real Estate Investment Trusts and Master Limited Partnerships

REITs are entities that either own properties or make construction or mortgage loans and also may include operating or finance companies. An equity REIT generally holds equity positions in real estate and seeks to provide its shareholders with income from the leasing of its properties and with capital gains from any sales of properties. A mortgage REIT generally specializes in lending money to owners of properties and passes through any interest income it may earn to its shareholders.

Partnership units of real estate and other types of companies sometimes are organized as master limited partnerships in which ownership interests are publicly traded. Master limited partnerships often own several properties or businesses (or directly own interests) that are related to real estate development and the oil and gas industries, but they also may finance motion pictures, research and development and other projects.

REITs are subject to certain risks associated with direct ownership of real estate, including, for example, declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. REITs also may be subject to interest rate risk. In general, increases in interest rates will decrease the value of high-yield securities and increase the costs of obtaining financing, which could decrease the value of a REIT’s investments. In addition, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of credit extended. Both equity and mortgage REITs are dependent upon management skills. REITs also may be subject to heavy cash flow dependency, defaults by borrowers, and the possibility of failing to qualify for preferential tax treatment under the Code, which adversely could affect dividend payments. REITs also may not be diversified.

Investing in master limited partnerships generally is subject to the risks applicable to investing in a partnership as opposed to a corporation, which may include fewer protections afforded to investors. Additional risks include those associated with the specific industries in which a master limited partnership invests, such as the risks associated with investing in the real estate or oil and gas industries.

Repurchase Agreements

Repurchase agreements are agreements under which a Fund acquires a security for a relatively short period of time subject to the obligation of a seller to repurchase and a Fund to resell such security at a fixed time and price (representing a Fund’s cost plus interest). Repurchase agreements also may be viewed as loans made by a Fund that are collateralized by the securities subject to repurchase. A Fund typically will enter into repurchase agreements only with commercial banks, registered broker/dealers and the Fixed Income Clearinghouse Corporation, and only with respect to the highest quality securities, such as U.S. Government obligations. Such transactions are monitored to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including any accrued interest.

Repurchase agreements generally are subject to counterparty risk. If a counterparty defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale and accrued interest are less than the resale price provided in the repurchase agreement including interest. In addition, if a seller becomes involved in bankruptcy or insolvency proceedings, a Fund may incur delays and costs in selling the underlying security, or may suffer a loss of principal and interest if, for example, a Fund is treated as an unsecured creditor and is required to return the underlying collateral to the seller or its assigns.

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Reverse Repurchase Agreements

Reverse repurchase agreements are agreements under which a Fund sells a security subject to the obligation of a buyer to resell and a Fund to repurchase such security at a fixed time and price. Reverse repurchase agreements also may be viewed as borrowings made by a Fund.

Reverse repurchase agreements involve the risk that the market value of the securities a Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce a Fund’s obligation to repurchase the securities. In addition, reverse repurchase agreements are techniques involving leverage, and are subject to asset coverage requirements. Under the requirements of the 1940 Act, a Fund is required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings.

Variable- and Floating-Rate Obligations

Variable- and floating-rate obligations provide for periodic adjustments in the interest rate and, under certain circumstances, varying principal amounts. Unlike a fixed interest rate, a variable, or floating, rate is one that rises and declines based on the movement of an underlying index of interest rates and may pay interest at rates that are adjusted periodically according to a specified formula.

Investing in variable- and floating-rate obligations is subject to certain risks. Variable- and floating-rate obligations may involve direct lending arrangements between the purchaser and the issuer and there may be no active secondary market, making it difficult to resell such obligations to a third party. Variable- and floating-rate obligations also may be subject to interest rate and credit risks. Changes in interest rates can affect the rate of return on such obligations. If an issuer of a variable- or floating rate obligation defaults, a Fund could sustain a loss to the extent of such default.

Warrants and Rights

Warrants and rights are types of securities that give a holder a right to purchase shares of common stock. Warrants usually are issued together with a bond or preferred stock and entitle a holder to purchase a specified amount of common stock at a specified price typically for a period of years. Rights usually have a specified purchase price that is lower than the current market price and entitle a holder to purchase a specified amount of common stock typically for a period of only weeks. Warrants may be used to enhance the marketability of a bond or preferred stock.

Warrants and rights may be subject to the risk that the securities could lose value. There also is the risk that the potential exercise price may exceed the market price of the warrants or rights, such as when there is no movement in the market price or the market price of such securities declines.

When-Issued, Delayed Delivery and Forward Commitment Transactions

When-issued, delayed delivery and forward commitment transactions involve the purchase or sale of securities by a Fund, with payment and delivery taking place in the future. When engaging in when-issued, delayed delivery and forward commitment transactions, a Fund typically will hold cash or liquid securities in a segregated account in an amount equal to or greater than the purchase price. The payment obligation and, if applicable, the interest rate that will be received on the securities, are fixed at the time that a Fund agrees to purchase the securities. A Fund generally will enter into when-issued, delayed delivery and forward commitment transactions only with the intention of completing such transactions. However, the Advisor may determine not to complete a transaction if it deems it appropriate. In such cases, a Fund may realize short-term gains or losses.

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When-issued, delayed delivery and forward commitment transactions involve the risks that the securities purchased may fall in value by the time they actually are issued or that the other party may fail to honor the contract terms. A Fund that invests in delayed delivery securities may rely on a third party to complete the transaction. Failure by a third party to deliver a security purchased on a delayed delivery basis may result in a financial loss to a Fund or the loss of an opportunity to make an alternative investment.

Zero-Coupon, Pay-in-Kind and Step-Coupon Securities

Zero-coupon securities do not pay interest on a current basis but instead accrue interest over the life of the security. These securities include, among others, zero-coupon bonds, which either may be issued at a discount by a corporation or government entity or may be created by a brokerage firm when it strips the coupons from a bond or note and then sells the bond or note and the coupon separately. This technique is used frequently with U.S. Treasury bonds, and zero-coupon securities are marketed under such names as CATS (Certificate of Accrual on Treasury Securities), TIGERs or STRIPS. Zero-coupon bonds also are issued by municipalities. Buying a municipal zero-coupon bond frees its purchaser of the obligation to pay regular federal income tax on imputed interest, since the interest is exempt for regular federal income tax purposes. Zero-coupon certificates of deposit and zero-coupon mortgages are generally structured in the same fashion as zero-coupon bonds; the certificate of deposit holder or mortgage holder receives face value at maturity and no payments until then.

Pay-in-kind securities normally give the issuer an option to pay cash at a coupon payment date or to give the holder of the security a similar security with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

Step-coupon securities trade at a discount from their face value and pay coupon interest. The coupon rate is paid according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issue.

Zero-coupon, step-coupon and pay-in-kind securities holders generally have substantially all the rights and privileges of holders of the underlying coupon obligations or principal obligations. Holders of these securities have the right upon default on the underlying coupon obligations or principal obligations to proceed directly and individually against the issuer and are not required to act in concert with other holders of such securities.

Investing in zero-coupon, pay-in-kind and step-coupon securities is subject to certain risks, including that market prices of zero-coupon, pay-in-kind step-coupon securities generally are more volatile than the prices of securities that pay interest periodically and in cash, and are likely to respond to changes in interest rates to a greater degree than other types of debt securities.

Because zero-coupon securities bear no interest, they are volatile. Since zero-coupon bondholders do not receive interest payments, zero-coupon securities fall more dramatically than bonds paying interest on a current basis when interest rates rise. However, when interest rates fall, zero-coupon securities rise more rapidly in value than interest paying bonds.

Borrowings

Each Fund has a fundamental policy with respect to borrowing that can be found under the heading About the Funds’ Investments — Fundamental and Non-Fundamental Investment Policies. Specifically, each Fund may not borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds. In general, pursuant to the 1940 Act, a Fund may borrow money only from banks in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount must be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

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The Funds participate in committed and uncommitted lines of credit (Lines of Credit). Any advance under the Lines of Credit is contemplated primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely sale of portfolio securities. It is possible that a Fund may wish to borrow money under the uncommitted line of credit for a temporary or emergency purpose but may not be able to do so.

Pursuant to an exemptive order from the SEC, the Funds may, subject to certain conditions, borrow money from other funds in the Columbia Funds Family for temporary emergency purposes in order to facilitate redemption requests, or for other purposes consistent with Fund investment policies and restrictions. All loans are set at an interest rate between the rates charged on overnight repurchase agreements and short-term bank loans.

Short Sales

A Fund may engage in short sales that are not “against the box,” which are sales by a Fund of securities or commodity futures contracts that it does not own in hopes of purchasing the same security at a later date at a lower price. The technique is also used to protect a profit in a long-term position in a security or commodity futures contract. To make delivery to the buyer, a Fund must borrow or purchase the security. If borrowed, a Fund is then obligated to replace the security borrowed from the third party, so a Fund must purchase the security at the market price at a later time. If the price of the security has increased during this time, then a Fund will incur a loss equal to the increase in price of the security from the time of the short sale plus any premiums and interest paid to the third party. (Until the security is replaced, a Fund is required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan. To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.)

Short sales by a Fund that are not made “against the box” create opportunities to increase a Fund’s return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Because a Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, a Fund’s NAV per share tends to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than if it had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest a Fund may be required to pay in connection with the short sale. Short sales could potentially involve unlimited loss, as the market price of securities sold short may continually increase, although a Fund can mitigate any such losses by replacing the securities sold short. Under adverse market conditions, a Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales. There is also the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to a Fund.

A Fund will sometimes sell securities short when it owns an equal amount of such securities as those securities sold short. This is a technique known as selling short “against the box.” If a Fund makes a short sale “against the box,” it would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. To secure its obligation to deliver securities sold short, a Fund will deposit in escrow in a separate account with the custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. A Fund can close out its short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by a Fund, because a Fund might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

Short sales “against the box” entail many of the same risks and considerations described above regarding short sales not “against the box.” However, when a Fund sells short “against the box” it typically limits the

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amount of securities that it has leveraged. A Fund’s decision to make a short sale “against the box” may be a technique to hedge against market risks when the Advisor believes that the price of a security may decline, causing a decline in the value of a security owned by a Fund or a security convertible into or exchangeable for such security. In such case, any future losses in a Fund’s long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities a Fund owns, either directly or indirectly, and, in the case where a Fund owns convertible securities, changes in the investment values or conversion premiums of such securities. Short sales may have adverse tax consequences to a Fund and its shareholders.

A Fund’s successful use of short sales also will be subject to the ability of the Advisor to predict movements in the directions of the relevant market. A Fund therefore bears the risk that the Advisor will incorrectly predict future price directions. In addition, if a Fund sells a security short, and that security’s price goes up, a Fund will have to make up the margin on its open position (i.e., purchase more securities on the market to cover the position). It may be unable to do so and thus its position may not be closed out. There can be no assurance that a Fund will not incur significant losses in such a case.

In the view of the SEC, a short sale involves the creation of a “senior security” as such term is defined in the 1940 Act, unless the sale is “against the box” and the securities sold short are placed in a segregated account (not with the broker), or unless a Fund’s obligation to deliver the securities sold short is “covered” by placing in a segregated account (not with the broker) cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any such collateral required to be deposited with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash, U.S. Government securities or other liquid debt or equity securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale.

Lending Securities

Securities lending refers to the lending of a Fund’s portfolio securities. Subject to its investment policies described above and in the prospectuses, a Fund may make secured loans of its portfolio securities to broker/dealers and other institutional investors. Securities loans are made pursuant to agreements that require that loans be secured continuously by collateral in cash or short-term debt obligations at least equal to the value of the securities loaned. A Fund retains all or a portion of the interest received on investment of cash collateral, or receives a fee from the borrower where collateral is provided in the form of short-term debt obligations. A borrower will pay to a Fund an amount equal to any dividends or interest received on securities loaned, but a Fund typically will pay for lending fees and related expenses from interest earned on investments of cash collateral. Although voting rights, or rights to consent, with respect to loaned securities pass to a borrower, a Fund retains the right to call the loans at any time on reasonable notice, and may do so in order to vote upon matters affecting, or to sell, the loaned securities.

Engaging in securities lending is subject to certain risks, including counterparty risk, which is the risk that the counterparty to a transaction could default. There also is a risk of possible delay in the recovery of loaned securities or possible loss of rights in the collateral if a borrower fails financially.

Temporary Defensive Positions

Each Fund may temporarily invest in money market instruments or hold cash while it is investing defensively. It may do so without limit, when the Advisor: (i) believes that the market conditions are not favorable for profitable investing; (ii) is unable to locate favorable investment opportunities; or (iii) determines that a temporary defensive position is advisable or necessary in order to meet anticipated redemption requests, or for other reasons. While a Fund engages in such strategies, it may not achieve its investment objective.

See also About the Funds’ Investments — Permissible Investments and Related Risks — Money Market Instruments.

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Portfolio Turnover

A change in the securities held by a Fund is known as “portfolio turnover.” High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in adverse tax consequences to a Fund’s shareholders. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

For each Fund’s portfolio turnover rate, see the Financial Highlights section in the prospectuses for that Fund.

The portfolio turnover rate for Dividend Income Fund decreased from 52% to 21% in the most recent fiscal year ended September 30, 2007. The portfolio turnover rate in the prior fiscal year ended September 30, 2006 was unusually high, as a result of a reorganization involving the Fund and overall portfolio restructuring to reduce the Fund’s portfolio’s concentration in certain sectors and perceived exposure to certain credit risks. The Fund’s portfolio turnover rate generally is expected to be about 30%-35%.

The portfolio turnover rate for Small Cap Core Fund increased from 14% to 44% in the most recent fiscal year ended September 30, 2007. The portfolio turnover rate in the most recent fiscal year was unusually high, as a result of a reorganization involving the Fund and a greater use of a quantitative approach to investing than the Fund typically uses. The Fund’s portfolio turnover rate is expected to be lower in the next fiscal year than it was in the most recent fiscal year.

Disclosure of Portfolio Information

The Board has adopted policies and procedures with respect to the disclosure of the Columbia Funds’ portfolio holdings. These policies and procedures are designed to ensure that disclosure of information regarding the Columbia Funds’ portfolio securities is in the best interests of Columbia Fund shareholders and to address conflicts between the interests of Columbia Fund shareholders, on the one hand, and those of the Advisor, the Distributor or any affiliated person of a Columbia Fund, on the other. These policies and procedures provide that Columbia Funds portfolio holdings information generally may not be disclosed to any party prior to the earlier of: (i) the business day next following the posting of such information on the Columbia Funds’ website, if applicable, or (ii) the time a Columbia Fund discloses the information in a publicly available SEC filing required to include such information. Certain limited exceptions that have been approved consistent with the policies and procedures are described below. The Board will be updated as needed regarding compliance with these policies and procedures. The policies and procedures prohibit the Advisor and the Columbia Funds’ other service providers from entering into any agreement to disclose Columbia Fund portfolio holdings information in exchange for any form of consideration. These policies and procedures apply to all categories of Columbia Funds and include some variations tailored to the different categories of Columbia Funds. Accordingly, some of the provisions described below do not apply to the Columbia Fund(s) covered by this SAI. The Advisor also has adopted policies and procedures to monitor for compliance with these portfolio holdings disclosure policies and procedures.

Public Disclosures

The Columbia Funds’ portfolio holdings are currently disclosed to the public through required filings with the SEC and on the Columbia Funds’ website. This information is available on the Columbia Funds’ website as described below.

•	For equity, convertible, balanced and asset allocation Columbia Funds, a complete list of portfolio holdings as of a month-end is posted approximately 30 calendar days after such month-end.

•	For fixed income Columbia Funds, a complete list of portfolio holdings as of a fiscal quarter-end is posted approximately 60 calendar days after such quarter-end.

•	For Columbia Money Market Funds, a complete list of portfolio holdings as of a month-end is posted approximately 5 business days after such month-end.

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Certain Columbia Funds also disclose their largest holdings, as a percent of the market values of the Columbia Funds’ portfolios, as of a month-end on their website, generally within 15 calendar days after such month-end. In general, the equity Columbia Funds post their largest 10-15 holdings, the balanced Columbia Funds post their largest 5 equity holdings, and certain fixed income Columbia Funds post their top 5-15 holdings.

The Columbia Funds may also disclose more current portfolio holdings information as of specified dates on the Columbia Funds’ website.

The scope of the information that is made available on the Columbia Funds website pursuant to the Columbia Funds policies relating to a Columbia Fund’s portfolio may change from time to time without prior notice.

The Columbia Funds file their portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semi-annual period) and Form N-Q (with respect to the first and third quarters of each Columbia Fund’s fiscal year). Shareholders may obtain each Columbia Fund’s Form N-CSR and N-Q filings on the SEC’s website at www.sec.gov, a link to which is provided on the Columbia Funds website. In addition, each Columbia Fund’s Form N-CSR and N-Q filings may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 800.SEC.0330 for information about the SEC’s website or the operation of the public reference room.

With respect to variable insurance trusts in the Columbia Funds Family, holdings information is disclosed no earlier than the time such information is filed in a publicly available SEC filing required to include such information.

The Columbia Funds, the Advisor and their affiliates may include portfolio holdings information that already has been made public through a website posting or SEC filing in marketing literature and other communications to shareholders, advisors or other parties, provided that the information is disclosed no earlier than the business day after the date the information is disclosed publicly on the Columbia Funds website or no earlier than the time a Columbia Fund files such information in a publicly available SEC filing required to include such information.

Other Disclosures

The Columbia Funds’ policies and procedures provide that no disclosures of the Columbia Funds’ portfolio holdings may be made prior to the portfolio holdings information being made public unless (i) the Columbia Funds have a legitimate business purpose for making such disclosure, (ii) the Columbia Funds’ President and Chief Executive Officer authorizes such non-public disclosure of information, and (iii) the party receiving the non-public information enters into an appropriate confidentiality agreement or is otherwise subject to a confidentiality obligation.

In determining the existence of a legitimate business purpose for making portfolio disclosures, the following factors, among others, are considered: (i) any prior disclosure must be consistent with the anti-fraud provisions of the federal securities laws and the fiduciary duties of the Advisor; (ii) any conflicts of interest between the interests of Columbia Fund shareholders, on the one hand, and those of the Advisor, the Distributor or any affiliated person of a Columbia Fund, on the other; and (iii) any prior disclosure to a third party, although subject to a confidentiality agreement, would not make conduct lawful that otherwise is unlawful.

In addition, the Columbia Funds periodically disclose their portfolio information on a confidential basis to various service providers that require such information to assist the Columbia Funds with their day-to-day business affairs. In addition to the Advisor and its affiliates, these service providers include each Columbia Fund’s sub-advisor(s) (if any), the Columbia Funds’ independent registered public accounting firm, legal counsel, financial printers, proxy solicitor and proxy voting service provider, as well as ratings agencies that maintain ratings on certain Columbia Funds. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Columbia Funds. The Columbia Funds also may disclose portfolio holdings information to broker/dealers and certain other entities in connection with potential transactions and management of the Columbia Funds, provided that reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information.

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The Columbia Funds currently have ongoing arrangements with certain approved recipients with respect to the disclosure of portfolio holdings information prior to such information being made public. Portfolio holdings information disclosed to such recipients is current as of the time of its disclosure, is disclosed to each recipient solely for purposes consistent with the services described below and has been authorized by the Columbia Funds’ President and Chief Executive Officer. These special arrangements are described in the table below.

Ongoing Portfolio Holdings Disclosure Arrangements

IDENTITY OF RECIPIENT	COMPENSATION/ CONSIDERATION RECEIVED	CONDITIONS/RESTRICTIONS ON USE OF INFORMATION	FREQUENCY OF DISCLOSURE
Electra Information Systems	None	Use for trade reconciliation purposes.	Daily

Standard & Poor’s	None	Use to maintain ratings for certain Money Market Funds.	Weekly

InvestorTools, Inc.	None	Access granted solely for the purpose of testing back office conversion of trading systems.	Real time

ING Insurance Company	None	Access granted for specific Columbia Funds for ING’s creation of client/shareholder materials. ING may not distribute materials until the holdings information is made public.	Quarterly

Glass-Lewis & Co.	None	Access in connection with testing the firm’s proxy services.	Daily

CMS Bondedge	None	Access when assisting in resolving technical difficulties with application used by the Advisor’s Fixed Income Portfolio Management team as an analytical and trading tool.	Ad hoc

Linedata Services, Inc.	None	Access when assisting in resolving technical difficulties with the software for the LongView Trade Order Management System.	Ad hoc

JP Morgan	None	Access to provide the Advisor’s High Yield portfolio management team with peer group analysis reports for purposes of analyzing the portfolio.	Monthly

Malaspina Communications	None	Use to facilitate writing, publishing and mailing Columbia Fund shareholder reports and communications including shareholder letter and management’s discussion of Columbia Fund performance.	Quarterly

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IDENTITY OF RECIPIENT	COMPENSATION/ CONSIDERATION RECEIVED	CONDITIONS/RESTRICTIONS ON USE OF INFORMATION	FREQUENCY OF DISCLOSURE
Data Communique	None	Use to automate marketing materials. Vendor receives top holdings information to populate data in fact sheet templates.	Quarterly

Evare LLP	None	Use for standardizing and reformatting data according to the Advisor’s specifications for use in the reconciliation process.	Daily

Factset Data Systems, Inc.	None	Use for provision of quantitative analytics, charting and fundamental data to the Advisor.	Daily

RR Donnelley/WE Andrews	None	Access as printers for the Columbia Funds’ prospectuses, supplements, SAIs, fact sheets and brochures.	Monthly

Merrill and Bowne	None	Access as printers for the Columbia Funds’ prospectuses, supplements and SAIs.	Monthly

Merrill Corporation	None	Use to provide fulfillment of the Columbia Funds’ prospectuses, supplements, SAIs and sales materials.	Monthly

Citigroup	None	Access when assisting in resolving technical difficulties with Yield Book, an analytic software program that the Advisor uses to perform ongoing risk analysis and management of certain fixed income Columbia Funds and fixed income separately managed accounts.	Daily

Mellon Analytical Solutions	None	Use to provide portfolio characteristics to assist in performance reviews and reporting.	Monthly

Eagle Investment Systems Corp./ FT Interactive Systems Corp	None	Eagle is the Portfolio Accounting System for Causeway Capital Management LLC, the investment sub-advisor to certain of the Columbia Funds (Causeway).	Daily

Bloomberg Trade Order Management System	None	Bloomberg is the portfolio trading system for Causeway; holdings data needs is loaded into Bloomberg.	Daily

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IDENTITY OF RECIPIENT	COMPENSATION/ CONSIDERATION RECEIVED	CONDITIONS/RESTRICTIONS ON USE OF INFORMATION	FREQUENCY OF DISCLOSURE
Institutional Shareholder Services (ISS)	None	ISS is a proxy voting research and record keeping service used by Causeway to vote proxies for certain of the Columbia Funds. ISS needs the portfolio holdings to provide Causeway with proxy ballots, research and record keeping services so that Causeway may timely and accurately vote and record proxies for certain of the Columbia Funds.	Daily

Cogent Consulting LLC	None	To facilitate the evaluation of commission rates and to provide flexible commission reporting.	Daily

Moody’s	None	Ongoing portfolio surveillance for ratings they maintain on the Money Market Funds.	Monthly

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INVESTMENT ADVISORY AND OTHER SERVICES

The Advisor and Investment Advisory Services

The Advisor (which is also the Administrator) has been a registered investment advisor since 1995. The Advisor is a wholly owned subsidiary of Columbia Management Group, LLC, which is the primary investment division of Bank of America. The Advisor and Columbia Management Group, LLC are located at 100 Federal Street, Boston MA 02110.

Services Provided

Pursuant to the terms of the Investment Advisory Agreement, the Advisor is responsible for the overall management and supervision of the investment management of each Fund. The Advisor performs its duties subject at all times to the control of the Board and in conformity with the stated policies of each Fund.

The Investment Advisory Agreement generally provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of the Advisor’s obligations or duties thereunder, the Advisor shall not be subject to liability to the Trust or to the Fund for any act or omission in the course of, or connected with, rendering services thereunder.

The Investment Advisory Agreement became effective with respect to each Fund after approval by the Board, and after an initial two year period, continues from year to year, provided that such continuation of the Investment Advisory Agreement is specifically approved at least annually by the Board, including its Independent Trustees. The Investment Advisory Agreement terminates automatically in the event of its assignment, and is terminable with respect to a Fund at any time without penalty by the Trust (by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund) or by the Advisor on 60 days’ written notice.

The Advisor pays all salaries of officers of the Trust, except for the CCO, a portion of whose salary is paid by the Columbia Funds. The Trust pays all expenses not assumed by the Advisor including, but not limited to, auditing, legal, custodial, shareholder servicing and shareholder reporting expenses. The Trust pays the cost of printing and mailing Fund prospectuses to shareholders. The Distributor pays the cost of printing and distributing all other prospectuses.

Advisory Fee Rates and Fees Paid

The Funds pay the Advisor an annual fee for its investment advisory services, as set forth in the Investment Advisory Agreement, and as shown in the section entitled Management of the Fund — Primary Service Providers in each Fund’s prospectuses. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly. The Advisor also may pay amounts from its own assets to the Distributor and/or to selling and/or servicing agents for services they provide.

The Advisor received fees from the Funds for its services as reflected in the following chart, which shows the advisory fees paid to the Advisor and the advisory fees waived/reimbursed by the Advisor, where applicable, for the three most recently completed fiscal periods.

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Advisory Fees Paid by the Funds

Fund	Fiscal Year Ended September 30, 2007	Fiscal Year Ended September 30, 2006	Fiscal Year Ended September 30, 2005
Asset Allocation Fund
Advisory Fee Paid	$2,266,494	$2,391,039	$2,685,695
Amount Waived by the Advisor	$0	$0	$0
Amount Reimbursed by the Advisor	$0	$0	$0
Liberty Fund
Advisory Fee Paid	$3,299,000	$3,533,329	$3,999,632
Amount Waived by the Advisor	$0	$0	$0
Amount Reimbursed by the Advisor	$0	$0	$0
Dividend Income Fund
Advisory Fee Paid	$7,151,747	$3,850,809	$2,620,258
Amount Waived by the Advisor	$0	$631,879	$640,062
Amount Reimbursed by the Advisor	$725,253	$0	$0
Common Stock Fund
Advisory Fee Paid	$3,104,656	$3,319,007	$3,267,063
Amount Waived by the Advisor	$411,079	$534,105	$369,244
Amount Reimbursed by the Advisor	$0	$0	$0
Disciplined Value Fund
Advisory Fee Paid	$3,487,529	$2,972,449	$3,085,211
Amount Waived by the Advisor	$0	$0	$0
Amount Reimbursed by the Advisor	$0	$0	$0
Large Cap Growth Fund
Advisory Fee Paid	$9,179,749	$6,862,512	$7,192,091
Amount Waived by the Advisor	$0	$0	$0
Amount Reimbursed by the Advisor	$0	$0	$0
Small Cap Core Fund
Advisory Fee Paid	$9,376,432	$10,072,858	$11,013,724
Amount Waived by the Advisor	$0	$0	$0
Amount Reimbursed by the Advisor	$0	$0	$0

Portfolio Manager(s)

The following provides additional information about the portfolio manager(s) of the Advisor who are responsible for making the day-to-day investment decisions for the Funds. As described in the Management of the Fund — Primary Service Providers section of each Fund’s prospectuses, the portfolio manager(s) of the Advisor who are responsible for the Funds are:

Portfolio Manager(s) of the Advisor

Portfolio Manager	Fund
Alfred F. Alley, III	Small Cap Core Fund

Paul J. Berlinguet	Large Cap Growth Fund

Richard E. Dahlberg	Dividend Income Fund

Richard G. D’Auteuil	Small Cap Core Fund

Scott Davis	Dividend Income Fund

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Portfolio Manager	Fund

Edward P. Hickey	Large Cap Growth Fund

Vikram J. Kuriyan	Asset Allocation Fund Disciplined Value Fund Liberty Fund

Peter Larson	Small Cap Core Fund

Colin Moore	Asset Allocation Fund Liberty Fund

Guy W. Pope	Common Stock Fund

Allyn Seymour, Jr.	Small Cap Core Fund

Roger Sullivan	Large Cap Growth Fund

Mary-Ann Ward	Large Cap Growth Fund

John T. Wilson	Large Cap Growth Fund

Karen A. Wurdack	Asset Allocation Fund Liberty Fund

Compensation

The Advisor’s portfolio managers received their compensation from the Advisor and its parent company, Columbia Management Group, LLC, in the form of salary, bonus, stock options, restricted stock, and notional investments through an incentive plan, the value of which is measured by reference to the performance of the Columbia Funds in which the account is invested. A portfolio manager’s bonus is variable and generally is based on (1) an evaluation of the portfolio manager’s investment performance and (2) the results of a peer and/or management review of the portfolio manager, which takes into account skills and attributes such as team participation, investment process, communication and professionalism. In evaluating investment performance, the Advisor generally considers the one, three and five year performance of mutual funds and other accounts managed by the portfolio manager relative to the benchmarks and peer groups noted below, emphasizing the portfolio manager’s three and five year performance. The Advisor also may consider a portfolio manager’s performance in managing client assets in sectors and industries assigned to the portfolio manager as part of his/her investment team responsibilities, where applicable. For portfolio managers who also have group management responsibilities, another factor in their evaluation is an assessment of the group’s overall investment performance.

Performance Benchmarks

Portfolio Manager	Primary Benchmark(s)	Peer Group
Alfred F. Alley, III	Russell 2000 TR	Morningstar Small Blend Category

Paul J. Berlinguet	Russell 1000 Growth TR	Morningstar Large Growth Category

Richard E. Dahlberg	Russell 1000	Lipper Equity Income Category

Richard G. D’Auteuil	Russell 2000 TR	Morningstar Small Blend Category

Scott Davis	Russell 1000	Lipper Equity Income Category

Edward P. Hickey	Russell 1000 Growth TR	Morningstar Large Growth Category

Vikram J. Kuriyan	60-40 SP 500/Lehman Aggregate Bond Russell 1000 Value TR	Morningstar Moderate Allocation Category Lipper Multi-Cap Value Category

Peter Larson	Russell 2000 TR	Morningstar Small Blend Category

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Portfolio Manager	Primary Benchmark(s)	Peer Group

Colin Moore	60-40 SP 500/Lehman Aggregate Bond	Morningstar Moderate Allocation Category

Guy W. Pope	Russell 1000 TR	Morningstar Large Blend Category

Allyn Seymour, Jr.	Russell 2000 TR	Morningstar Small Blend Category

Roger R. Sullivan	Russell 1000 Growth TR	Morningstar Large Growth Category

Mary-Ann Ward	Russell 1000 Growth TR	Morningstar Large Growth Category

John T. Wilson	Russell 1000 Growth TR	Morningstar Large Growth Category

Karen A. Wurdack	60-40 SP 500/Lehman Aggregate Bond	Morningstar Moderate Allocation Category

The size of the overall bonus pool each year is determined by Columbia Management Group, LLC and depends on, among other factors, the levels of compensation generally in the investment management industry (based on market compensation data) and the Advisor’s profitability for the year, which is largely determined by assets under management.

Other Accounts

The following table shows the number and assets of other investment accounts (or portions of investment accounts) that the portfolio manager(s) of the Advisor managed, as of September 30, 2007.

Other Accounts Managed by the Portfolio Manager(s)

Portfolio Manager	Other SEC-registered open-end and closed-end funds		Other pooled investment vehicles		Other accounts
	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets
Alfred F. Alley, III (a)	1	$65 million	1	$11 million	2	< $	100,000

Paul J. Berlinguet (b)	5	$400 million	1	$410 million	12		$139 million

Richard E. Dahlberg(c)	3	$1.4 billion	1	$400 million	107		$943 million

Richard G. D’Auteuil(a)	1	$1.2 billion	1	$253 million	24		$1 billion

Scott Davis(c)	2	$1 billion	0	$0	72		$608 million

Edward P. Hickey(b)	5	$450 million	1	$433 million	17		$352 million

Vikram J. Kuriyan(d)	26	$12.13 billion	37	$4.8 billion	125		$10.40 billion

Vikram J. Kuriyan(e)	26	$11.94 billion	37	$4.8 billion	125		$10.40 billion

Vikram J. Kuriyan(f)	26	$11.88 billion	37	$4.8 billion	125		$10.40 billion

Peter Larson(a)	1	$1.2 billion	1	$253 million	27		$1 billion

Colin Moore(d)	2	$1.85 billion	2	$367 million	500		$1.3 billion

Colin Moore(f)	2	$1.85 billion	2	$367 million	500		$1.3 billion

Guy W. Pope(g)	1	$218 million	1	$19 million	13		$8 million

Allyn Seymour, Jr.(a)	1	$1.2 billion	1	$253 million	28		$1 billion

Roger R. Sullivan(b)	5	$450 million	1	$400 million	19		$250 million

Mary-Ann Ward(b)	5	$460 million	1	$430 million	30		$310 million

John T. Wilson(b)	5	$450 million	1	$400 million	25		$250 million

Karen A. Wurdack(d)	2	$762 million	0	$0	7		$415,000

Karen A. Wurdack(f)	2	$530 million	0	$0	7		$415,000

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(a)	“Other SEC-registered open-end and closed-end funds” represents funds other than Small Cap Core Fund.
(b)	“Other SEC-registered open-end and closed-end funds” represents funds other than Large Cap Growth Fund.
(c)	“Other SEC-registered open-end and closed-end funds” represents funds other than Dividend Income Fund.
(d)	“Other SEC-registered open-end and closed-end funds” represents funds other than Asset Allocation Fund.
(e)	“Other SEC-registered open-end and closed-end funds” represents funds other than Disciplined Value Fund.
(f)	“Other SEC-registered open-end and closed-end funds” represents funds other than Liberty Fund.
(g)	“Other SEC-registered open-end and closed-end funds” represents funds other than Common Stock Fund.

The following table shows the number and assets of the above accounts (or portions of such accounts) for which the advisory fee is based on performance, as of September 30, 2007.

Other Accounts Managed by the Portfolio Manager(s) for which the Advisory Fee is Based on Performance

Portfolio Manager	Other SEC-registered open-end and closed-end funds		Other pooled investment vehicles		Other accounts
	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets
Alfred F. Alley, III (a)	0	$0	0	$0	0	$0
Paul J. Berlinguet (b)	0	$0	0	$0	0	$0
Richard E. Dahlberg(c)	0	$0	0	$0	0	$0
Richard G. D’Auteuil(a)	0	$0	0	$0	0	$0
Scott Davis(c)	0	$0	0	$0	0	$0
Edward P. Hickey(b)	0	$0	0	$0	0	$0
Vikram J. Kuriyan(d)	0	$0	0	$0	2	$23.89 million
Vikram J. Kuriyan(e)	0	$0	0	$0	2	$23.89 million
Vikram J. Kuriyan(f)	0	$0	0	$0	2	$23.89 million
Peter Larson(a)	0	$0	0	$0	0	$0
Colin Moore(d)	0	$0	0	$0	0	$0
Colin Moore(f)	0	$0	0	$0	0	$0
Guy W. Pope(g)	0	$0	0	$0	0	$0
Allyn Seymour, Jr.(a)	0	$0	0	$0	0	$0
Roger R. Sullivan(b)	0	$0	0	$0	0	$0
Mary-Ann Ward(b)	0	$0	0	$0	0	$0
John T. Wilson(b)	0	$0	0	$0	0	$0
Karen A. Wurdack(d)	0	$0	0	$0	3	$1.1 billion
Karen A. Wurdack(f)	0	$0	0	$0	3	$1.1 billion

(a)	“Other SEC-registered open-end and closed-end funds” represents funds other than Small Cap Core Fund.
(b)	“Other SEC-registered open-end and closed-end funds” represents funds other than Large Cap Growth Fund.
(c)	“Other SEC-registered open-end and closed-end funds” represents funds other than Dividend Income Fund.
(d)	“Other SEC-registered open-end and closed-end funds” represents funds other than Asset Allocation Fund.
(e)	“Other SEC-registered open-end and closed-end funds” represents funds other than Disciplined Value Fund.
(f)	“Other SEC-registered open-end and closed-end funds” represents funds other than Liberty Fund.
(g)	“Other SEC-registered open-end and closed-end funds” represents funds other than Common Stock Fund.

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Ownership of Securities

The table below shows the dollar ranges of shares of each Fund beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the 1934 Act) by each Fund’s portfolio manager(s), as of September 30, 2007.

Portfolio Manager Ownership of the Funds as of September 30, 2007

Portfolio Manager	Fund	Dollar Range of Equity Securities in the Fund Beneficially Owned
Alfred F. Alley, III	Small Cap Core Fund	None
Paul J. Berlinguet	Large Cap Growth Fund	$50,001-$100,000(a) $50,001-$100,000(b)
Richard E. Dahlberg	Dividend Income Fund	$50,001-$100,000(a) $100,001-$500,000(b)
Richard G. D’Auteuil	Small Cap Core Fund	None
Scott Davis	Dividend Income Fund	$50,001-100,000(b)
Edward P. Hickey	Large Cap Growth Fund	$50,001-$100,000(a)
Vikram J. Kuriyan	Asset Allocation Fund Disciplined Value Fund Liberty Fund	None $100,001-500,000(a) None
Peter Larson	Small Cap Core Fund	None
Colin Moore	Asset Allocation Fund Liberty Fund	None None
Guy W. Pope	Common Stock Fund	$100,001-$500,000(a)
$10,001-$50,000(b)
Allyn Seymour, Jr.	Small Cap Core Fund	None
Roger R. Sullivan	Large Cap Growth Fund	$10,001-$50,000(b)
Mary-Ann Ward	Large Cap Growth Fund	$10,001-$50,000(b)
John T. Wilson	Large Cap Growth Fund	$500,001-$1,000,000(a) $500,001-$1,000,000(b)
Karen A. Wurdack	Asset Allocation Fund	None
Karen A. Wurdack	Liberty Fund	None

(a)	Excludes any notional investments.
(b)	National investments through a deferred compensation account.

The Advisor’s Portfolio Managers and Potential Conflicts of Interests

Like other investment professionals with multiple clients, a Fund’s portfolio manager(s) may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The Advisor and the Funds have adopted compliance policies and procedures that attempt to address certain of the potential conflicts that portfolio managers face in this regard. Certain of these conflicts of interest are summarized below.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (performance fee accounts), may raise potential conflicts of interest for a portfolio manager by creating an incentive to favor higher fee accounts.

Potential conflicts of interest also may arise when a portfolio manager has personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to the Advisor’s Code of Ethics and certain limited exceptions, the Advisor’s investment professionals do not have the opportunity to invest in client accounts, other than the Funds.

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A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. The effects of this potential conflict may be more pronounced where funds and/or accounts managed by a particular portfolio manager have different investment strategies.

A portfolio manager may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the Funds. A portfolio manager’s decision as to the selection of broker/dealers could produce disproportionate costs and benefits among the Funds and the other accounts the portfolio manager manages.

A potential conflict of interest may arise when a portfolio manager buys or sells the same securities for a Fund and other accounts. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the Advisor’s trading desk may, to the extent consistent with applicable laws and regulations, aggregate the securities to be sold or bought in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if a portfolio manager favors one account over another in allocating the securities bought or sold.

“Cross trades,” in which a portfolio manager sells a particular security held by a Fund to another account (potentially saving transaction costs for both accounts), could involve a potential conflict of interest if, for example, a portfolio manager is permitted to sell a security from one account to another account at a higher price than an independent third party would pay. The Advisor and the Funds have adopted compliance procedures that provide that any transactions between the Fund and another account managed by the Advisor are to be made at an independent current market price, consistent with applicable laws and regulation.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts managed by its portfolio manager(s). Depending on another account’s objectives and other factors, a portfolio manager may give advice to and make decisions for a Fund that may differ from advice given, or the timing or nature of decisions made, with respect to another account. A portfolio manager’s investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a portfolio manager may buy or sell a particular security for certain accounts, and not for a Fund, even though it could have been bought or sold for the Fund at the same time. A portfolio manager also may buy a particular security for one or more accounts when one or more other accounts are selling the security (including short sales). There may be circumstances when a portfolio manager’s purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts, including the Funds.

A Fund’s portfolio manager(s) also may have other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Fund and other accounts. Many of the potential conflicts of interest to which the Advisor’s portfolio managers are subject are essentially the same or similar to the potential conflicts of interest related to the investment management activities of the Advisor and its affiliates. See Investment Advisory and Other Services — Other Roles and Relationships of Bank of America and its Affiliates — Certain Conflicts of Interest for more information about conflicts of interest, including those that relate to the Advisor and its affiliates.

The Sub-Advisor and Investment Sub-Advisory Services

NIMNAI, which is located at 437 Madison Avenue, New York, NY 10022, serves as the investment sub-advisor for Liberty Fund and manages the portion of the Fund’s assets allocated to foreign equity securities. NIMNAI is an indirect, wholly owned subsidiary of Nordea AB (formerly Nordic Baltic Holding Group), one of Scandinavia’s leading financial institutions. NIMNAI’s investment decisions for the Fund are made by an investment team. NIMNAI offers a range of equity investment products and services to institutional clients, including private and public retirement funds, unions, endowments, foundations, and insurance companies, as well as to mutual fund sponsors on a sub-advisory basis.

Under the sub-advisory agreement with the Advisor and the Trust, on behalf of Liberty Fund, NIMNAI manages a portion of the Fund’s foreign securities, as determined by the Advisor, in accordance with the

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investment objectives, policies and limitations of the Fund. For the services rendered by NIMNAI under the sub-advisory agreement, the Advisor pays NIMNAI a monthly fee at the annual rate of 0.40% of the average daily net asset value of the portion of the Fund’s assets managed by NIMNAI. Any liability of NIMNAI to the Trust, the Fund and/or Fund shareholders is limited to situations involving NIMNAI’s own willful misfeasance, bad faith or gross negligence in the performance of its duties. In addition to the services provided by NIMNAI to the Fund, NIMNAI also provides sub-advisory and other services and facilities to other investment companies.

The Administrator

Columbia Management Advisors, LLC (which is also the Advisor) serves as Administrator of the Funds.

Services Provided

Pursuant to the terms of the Administration Agreement, the Administrator has agreed to, among other things, (i) provide office space, equipment and clerical personnel; (ii) arrange, if desired by the Trust, for its directors, officers and employees to serve as Trustees, officers or agents of each Fund; (iii) prepare and, if applicable, file all documents required for compliance by each Fund with applicable laws and regulations; (iv) prepare agendas and supporting documents for and minutes of meetings of Trustees, committees of Trustees and shareholders; (v) coordinate and oversee the activities of each Fund’s other third party service providers; and (vi) maintain certain books and records of each Fund.

Administration Fee Rates and Fees Paid

The Administrator receives fees as compensation for its services, which are computed daily and paid monthly, at the annual rates shown in the table below.

Administration Fee Rates

Fund	Administration Fee Rate, as a % of Average Daily Net Assets
Asset Allocation Fund	0.067%
Liberty Fund	0%
Dividend Income Fund	0.067%
Common Stock Fund	0.067%
Disciplined Value Fund	0.067%
Large Cap Growth Fund	0.050%
Small Cap Core Fund	0.067%

The following chart shows the net administration fees paid to the Administrator for the three most recently completed fiscal periods.

Administration Fees Paid by the Funds

Fund	Fiscal Year Ended September 30, 2007	Fiscal Year Ended September 30, 2006	Fiscal Year Ended September 30, 2005
Asset Allocation Fund
Administration Fee Paid	$233,623	$246,461	$273,139
Amount Waived/Reimbursed by the Administrator	$0	$0	$0
Liberty Fund
Administration Fee Paid	$0	$0	$0
Amount Waived/Reimbursed by the Administrator	$0	$0	$0

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Fund	Fiscal Year Ended September 30, 2007	Fiscal Year Ended September 30, 2006	Fiscal Year Ended September 30, 2005
Dividend Income Fund
Administration Fee Paid	$714,875	$371,171	$249,737
Amount Waived/Reimbursed by the Administrator	$0	$0	$0
Common Stock Fund
Administration Fee Paid	$297,160	$317,792	$312,885
Amount Waived/Reimbursed by the Administrator	$0	$0	$0
Disciplined Value Fund
Administration Fee Paid	$334,367	$284,506	$293,562
Amount Waived/Reimbursed by the Administrator	$0	$0	$0
Large Cap Growth Fund
Administration Fee Paid	$922,750	$665,279	$707,053
Amount Waived/Reimbursed by the Administrator	$0	$0	$0
Small Cap Core Fund
Administration Fee Paid	$889,186	$956,485	$1,062,628
Amount Waived/Reimbursed by the Administrator	$0	$0	$0

Pricing and Bookkeeping Services

State Street Bank and Trust Company is responsible for providing certain pricing and bookkeeping services to the Funds. Columbia Management Advisors, LLC is responsible for overseeing the performance of these services and for certain other services.

Services Provided

Effective December 15, 2006, the Funds entered into a Financial Reporting Services Agreement with State Street Bank and Trust Company and Columbia Management Advisors, LLC (the Financial Reporting Services Agreement) pursuant to which State Street Bank and Trust Company provides financial reporting services to the Funds. Also effective December 15, 2006, the Funds entered into an Accounting Services Agreement with State Street Bank and Trust Company and Columbia Management Advisors, LLC (collectively with the Financial Reporting Services Agreement, the State Street Agreements) pursuant to which State Street Bank and Trust Company provides accounting services to the Funds. Under the State Street Agreements, each Fund pays State Street Bank and Trust Company an annual fee of $38,000 paid monthly plus a monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee for each Fund during any year shall not exceed $140,000 annually (exclusive of out-of-pocket expenses and charges). The Funds also reimburse State Street Bank and Trust Company for certain out-of-pocket expenses and charges.

Effective December 15, 2006, the Funds entered into a Pricing and Bookkeeping Oversight and Services Agreement (the Services Agreement) with Columbia Management Advisors, LLC. Under the Services Agreement, Columbia Management Advisors, LLC provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street Bank and Trust Company. Under the Services Agreement, each Fund reimburses Columbia Management Advisors, LLC for out-of-pocket expenses and charges, including fees payable to third parties, such as for pricing the Fund’s portfolio securities, incurred by Columbia Management Advisors, LLC in the performance of services under the Services Agreement.

Prior to December 15, 2006, Columbia Management Advisors, LLC was responsible for providing pricing and bookkeeping services to the Funds under a pricing and bookkeeping agreement and was entitled to receive an annual fee at the same rate described above under the State Street Agreements. Under separate agreements between Columbia Management Advisors, LLC and State Street Bank and Trust Company, Columbia Management Advisors, LLC delegated certain functions to State Street Bank and Trust Company. As a result of the delegation, the total fees payable under the pricing and bookkeeping agreement (other than certain

50

reimbursements paid to Columbia Management Advisors, LLC and discussed below) were paid to State Street Bank and Trust Company. The Funds also reimbursed Columbia Management Advisors, LLC for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Funds’ portfolio securities and direct internal costs incurred by Columbia Management Advisors, LLC in connection with providing fund accounting oversight and monitoring and certain other services.

Pricing and Bookkeeping Fees Paid

Columbia Management Advisors, LLC and State Street Bank and Trust Company received fees from the Funds for their services as reflected in the following chart, which shows the net pricing and bookkeeping fees paid to State Street Bank and Trust Company and to Columbia Management Advisors, LLC for the three most recently completed fiscal years.

Pricing and Bookkeeping Fees Paid by the Funds

Fund	Fiscal Year Ended September 30, 2007	Fiscal Year Ended September 30, 2006	Fiscal Year Ended September 30, 2005
Asset Allocation Fund
Amount Paid to Columbia Management Advisors, LLC	$46,363	$188,226	$164,954
Amount Paid to State Street Bank and Trust Company	144,298	—	—
Liberty Fund
Amount Paid to Columbia Management Advisors, LLC	$49,284	$177,592	$223,839
Amount Paid to State Street Bank and Trust Company	$126,416	—	—
Dividend Income Fund
Amount Paid to Columbia Management Advisors, LLC	$51,635	$132,913	$69,286
Amount Paid to State Street Bank and Trust Company	103,692	—	—
Common Stock Fund
Amount Paid to Columbia Management Advisors, LLC	$43,283	$122,771	$74,988
Amount Paid to State Street Bank and Trust Company	$78,321	—	—
Disciplined Value Fund
Amount Paid to Columbia Management Advisors, LLC	$43,583	$115,276	$56,790
Amount Paid to State Street Bank and Trust Company	$87,584	—	—
Large Cap Growth Fund
Amount Paid to Columbia Management Advisors, LLC	$51,635	$156,476	$115,542
Amount Paid to State Street Bank and Trust Company	$106,855	—	—
Small Cap Core Fund
Amount Paid to Columbia Management Advisors, LLC	$51,635	$158,543	$134,932
Amount Paid to State Street Bank and Trust Company	114,670	—	—

The Principal Underwriter/Distributor

Columbia Management Distributors, Inc. is the principal underwriter and distributor of the shares of the Funds. Its address is: One Financial Center, Boston, MA 02111.

Distribution Obligations

Pursuant to a Distribution Agreement, the Distributor, as agent, sells shares of the Funds on a continuous basis and transmits purchase and redemption orders that it receives to the Trust or the Transfer Agent. Additionally, the Distributor has agreed to use appropriate efforts to solicit orders for the sale of shares and to undertake advertising and promotion as it believes appropriate in connection with such solicitation. Pursuant to the Distribution Agreement, the Distributor, at its own expense, finances those activities which are primarily

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intended to result in the sale of shares of the Funds, including, but not limited to, advertising, compensation of underwriters, dealers and sales personnel, the printing of prospectuses to other than existing shareholders, and the printing and mailing of sales literature. The Distributor, however, may be compensated or reimbursed for all or a portion of such expenses to the extent permitted by a Distribution Plan adopted by the Trust pursuant to Rule 12b-1 under the 1940 Act.

The Distribution Agreement became effective with respect to each Fund after approval by its Board, and continues from year to year, provided that such continuation of the Distribution Agreement is specifically approved at least annually by the Board, including its Independent Trustees. The Distribution Agreement terminates automatically in the event of its assignment, and is terminable with respect to each Fund at any time without penalty by the Trust (by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund) or by the Distributor on 60 days’ written notice.

Underwriting Commissions

The following table shows all commissions and other compensation received by the Distributor, as well as amounts the Distributor retained during the Funds’ three most recent fiscal years.

Underwriting Commissions Paid by the Funds and Retained by the Distributor

Fund	Fiscal Period Ended September 30, 2007	Fiscal Year Ended September 30, 2006	Fiscal Year Ended September 30, 2005
Asset Allocation Fund
Class A Paid	$43,682	$81,307	$38,921
Class T Paid	$22,428	$25,617	$30,419
Class A Retained	$7,641 (sales charge) $2 (CDSC)	$6,501 (underwriting discounts) —	$6,025 (underwriting discounts) —
Class B Retained	$12,171	$13,010	$11,396
Class C Retained	$209	$197	$66
Class T Retained	$18,028 (underwriting discount) $94 (CDSC)	$3,697 (underwriting discounts) —	$4,155 (underwriting discounts) —

Liberty Fund
Class A Paid	$111,792	$121,796	$114,850
Class A Retained	$18,028 (underwriting discount) $94 (CDSC)	$19,185 (underwriting discounts) $373 (CDSC)	$18,289 (underwriting discounts) $424 (CDSC)
Class B Retained	$59,427	$125,136	$239,616
Class C Retained	$1,652	$1,074	$535

Dividend Income Fund
Class A Paid	$488,144	$37,054	$254,554
Class T Paid	$11,210	$1,656	$18,456
Class A Retained	$84,117 (underwriting discount) $91	$37,054 (underwriting discount)	$39,016 (underwriting discount) $686
Class B Retained	$62,830	$45,957	$24,838
Class C Retained	$8,381	$1,875	$2,485
Class T Retained	$1,438 (underwriting discount)	$1,656 (underwriting discount)	$2,608 (underwriting discount)

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Fund	Fiscal Period Ended September 30, 2007	Fiscal Year Ended September 30, 2006		Fiscal Year Ended September 30, 2005
Common Stock Fund
Class A Paid	$19,479	$21,888		$25,329
Class T Paid	$27,371	$26,340		$39,540
Class A Retained	$3,232 (underwriting discount) $26 (CDSC)	$3,467 (underwriting discounts) $50 (CDSC)		$3,702 (underwriting discounts) $3,331 (CDSC)
Class B Retained	$13,877	$14,827		$13,544
Class C Retained	$56	$821		$205
Class T Retained	$3,847 (underwriting discounts)	$3,502 (underwriting discounts)		$5,375 (underwriting discounts)

Disciplined Value Fund
Class A Paid	$308,487	$81,307		$29,819
Class T Paid	$25,476	$25,318		$29,942
Class A Retained	$54,377 (underwriting discount) $4,947 (CDSC)	$13,657 (underwriting discount) $3 (CDSC)		$5,034 (underwriting discount) —
Class B Retained	$9,133	$10,058		$4,732
Class C Retained	$1,537	$62		$18
Class T Retained	$3,680 (underwriting discount)	$3,580 (underwriting discount)		$4,243 (underwriting discount)

Large Cap Growth Fund
Class A Paid	$92,402	$49,523		$45,680
Class T Paid	$55,772	$61,113		$85,004
Class A Retained	$15,320 (underwriting discount) $624 (CDSC)	$8,728 (underwriting discount) $105 (CDSC)		$7,452 (underwriting discount) —
Class B Retained	$160,928	$47,958		$17,927
Class C Retained	$3,244	$703		$1,121
Class E Retained	$0	$124	(a)	(b)
Class F Retained	$0	$9,111	(a)	(b)
Class T Retained	$7,274 (underwriting discount)	$8,238 (underwriting discount)		$11,354 (underwriting discount)

Small Cap Core Fund
Class A Paid	$24,792	$33,963		$66,796
Class T Paid	$23,624	$25,053		$43,271
Class A Retained	$3,923 (underwriting discount) $3 (CDSC)	$4,773 (underwriting discount) $185 (CDSC)		$10,108 (underwriting discount) $1,266 (CDSC)
Class B Retained	$70,993	$80,777		$82,915
Class C Retained	$507	$2,392		$7,386
Class T Retained	$2,756 (underwriting discount) —	$3,562 (underwriting discount) —		$11,354 (underwriting discount) $1 (CDSC)

(a)	Includes amounts retained by CMD for acquired funds.
(b)	Class E and F shares were not offered during the periods shown.

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Other Roles and Relationships of Bank of America and its Affiliates — Certain Conflicts of Interest

As described above in the Investment Advisory and Other Services section of this SAI, and in the Management of the Fund — Primary Service Providers section of each Fund’s prospectus, the Advisor, Administrator, Distributor and Transfer Agent, all affiliates of Bank of America, receive compensation from the Funds for the various services they provide to the Funds. Additional information as to the specific terms regarding such compensation is set forth in these affiliated service providers’ contracts with the Funds, each of which typically is included as an exhibit to Part C of each Fund’s registration statement.

In many instances, the compensation paid to the Advisor and other Bank of America affiliates for the services they provide to the Funds is based, in some manner, on the size of the Funds’ assets under management. As the size of the Funds’ assets under management grows, so does the amount of compensation paid to the Advisor and other Bank of America affiliates for providing services to the Funds. This relationship between Fund assets and affiliated service provider compensation may create economic and other conflicts of interests of which Fund investors should be aware. These potential conflicts of interest, as well as additional ones, are discussed in detail below and also are addressed in other disclosure materials, including the Funds’ prospectuses. These conflicts of interest also are highlighted in account documentation and other disclosure materials of Bank of America affiliates that make available or offer the Columbia Funds as investments in connection with their respective products and services. In addition, Part 1A of the Advisor’s Form ADV, which it must file with the SEC as an investment advisor registered under the Investment Advisers Act of 1940, provides information about the Advisor’s business, assets under management, affiliates and potential conflicts of interest. Part 1A of the Advisor’s Form ADV is available online through the SEC’s website at www.adviserinfo.sec.gov.

Additional actual or potential conflicts of interest and certain investment activity limitations that could affect the Funds may arise from the financial services activities of Bank of America and its affiliates, including the investment advisory/management services it provides for clients and customers other than the Funds. In this regard, Bank of America is a major financial services company, engaged in a wide range of financial activities beyond the mutual fund-related activities of the Advisor, including, among others, commercial banking, investment banking, broker/dealer (sales and trading), asset management, insurance and other financial activities. The broad range of financial services activities of Bank of America and its affiliates may involve multiple advisory, transactional, lending, financial and other interests in securities and other instruments, and in companies, that may be bought, sold or held by the Funds. The following describes certain actual and potential conflicts of interest that may be presented.

Actual and Potential Conflicts of Interest Related to the Investment Advisory/Management Activities of Bank of America and its Affiliates in Connection With Other Advised/Managed Funds and Accounts

The Advisor and other affiliates of Bank of America may advise or manage funds and accounts other than the Funds. In this regard, Bank of America and its affiliates may provide investment advisory/management and other services to other advised/managed funds and accounts that are similar to those provided to the Funds. The Advisor and Bank of America’s other investment advisor affiliates (including Columbia Wanger Asset Management, L.P.) will give advice to and make decisions for all advised/managed funds and accounts, including the Funds, as they believe to be in that fund’s and/or account’s best interests, consistent with their fiduciary duties. The Funds and the other advised/managed funds and accounts of Bank of America and its affiliates are separately and potentially divergently managed, and there is no assurance that any investment advice Bank of America and its affiliates give to other advised/managed funds and accounts will also be given simultaneously or otherwise to the Funds.

A variety of other actual and potential conflicts of interest may arise from the advisory relationships of the Advisor and other Bank of America affiliates with other clients and customers. Advice given to the Funds and/or investment decisions made for the Funds by the Advisor or other Bank of America affiliates may differ from, or may conflict with, advice given to and/or investment decisions made for other advised/managed funds and accounts. As a result, the performance of the Funds may differ from the performance of other funds or accounts

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advised/managed by the Advisor or other Bank of America affiliates. Similarly, a position taken by Bank of America and its affiliates, including the Advisor, on behalf of other funds or accounts may be contrary to a position taken on behalf of the Funds. Moreover, Bank of America and its affiliates, including the Advisor, may take a position on behalf of other advised/managed funds and accounts, or for their own proprietary accounts, that is adverse to companies or other issuers in which the Funds are invested. For example, the Funds may hold equity securities of a company while another advised/managed fund or account may hold debt securities of the same company. If the portfolio company were to experience financial difficulties, it might be in the best interest of the Funds for the company to reorganize while the interests of the other advised/managed fund or account might be better served by the liquidation of the company. This type of conflict of interest could arise as the result of circumstances that cannot be generally foreseen within the broad range of investment advisory/management activities in which Bank of America and its affiliates engage.

Investment transactions made on behalf of other funds or accounts advised/managed by the Advisor or other Bank of America affiliates also may have a negative effect on the value, price or investment strategies of the Funds. For example, this could occur if another advised/managed fund or account implements an investment decision ahead of, or at the same time as, the Funds and causes the Funds to experience less favorable trading results than they otherwise would have experienced based on market liquidity factors. In addition, the other funds and accounts advised/managed by the Advisor and other Bank of America affiliates, including the other Columbia Funds, may have the same or very similar investment objective and strategies as the Funds. In this situation, the allocation of, and competition for, investment opportunities among the Funds and other funds and/or accounts advised/managed by the Advisor or other Bank of America affiliates may create conflicts of interest especially where, for example, limited investment availability is involved. The Advisor has adopted policies and procedures addressing the allocation of investment opportunities among the Funds and other funds and accounts advised by the Advisor and other affiliates of Bank of America. For more information, see Investment Advisory and Other Services — The Advisor and Investment Advisory Services — Portfolio Manager(s) — The Advisor’s Portfolio Managers and Potential Conflicts of Interests.

Sharing of Information among Advised/Managed Accounts

Bank of America and its affiliates also may possess information that could be material to the management of a Fund and may not be able to, or may determine not to, share that information with the Fund, even though the information might be beneficial to the Fund. This information may include actual knowledge regarding the particular investments and transactions of other advised/managed funds and accounts, as well as proprietary investment, trading and other market research, analytical and technical models, and new investment techniques, strategies and opportunities. Depending on the context, Bank of America and its affiliates generally will have no obligation to share any such information with the Funds. In general, employees of Bank of America and its affiliates, including the portfolio managers of the Advisor, will make investment decisions without regard to information otherwise known by other employees of Bank of America and its affiliates, and generally will have no obligation to access any such information and may, in some instances, not be able to access such information because of legal and regulatory constraints or the internal policies and procedures of Bank of America and its affiliates. For example, if the Advisor or another Bank of America affiliate, or their respective employees, come into possession of non-public information regarding another advised/managed fund or account, they may be prohibited by legal and regulatory constraints, or internal policies and procedures, from using that information in connection with transactions made on behalf of the Funds. For more information, see Investment Advisory and Other Services — The Advisor and Investment Advisory Services — Portfolio Manager(s) — The Advisor’s Portfolio Managers and Potential Conflicts of Interests.

Soft Dollar Benefits

Certain products and services, commonly referred to as “soft dollar services” (including, to the extent permitted by law, research reports, economic and financial data, financial publications, proxy analysis, computer databases and other research-oriented materials), that the Advisor may receive in connection with brokerage

55

services provided to a Fund may have the inadvertent effect of disproportionately benefiting other advised/managed funds or accounts. This could happen because of the relative amount of brokerage services provided to a Fund as compared to other advised/managed funds or accounts, as well as the relative compensation paid by a Fund.

Services Provided to Other Advised/Managed Accounts

Bank of America and its affiliates also may act as an investment advisor, investment manager, administrator, transfer agent, custodian, trustee, broker/dealer, agent, or in another capacity, for advised/managed funds and accounts other than the Funds, and may receive compensation for acting in such capacity. This compensation that the Advisor, Distributor and Transfer Agent and other Bank of America affiliates receive could be greater than the compensation Bank of America and its affiliates receive for acting in the same or similar capacity for the Funds. In addition, the Advisor, Distributor and Transfer Agent and other Bank of America affiliates may receive other benefits, including enhancement of new or existing business relationships. This compensation and/or the benefits that Bank of America and its affiliates may receive from other advised/managed funds and accounts and other relationships could potentially create incentives to favor other advised/managed funds and accounts over the Funds. Trades made by Bank of America and its affiliates for the Funds may be, but are not required to be, aggregated with trades made for other funds and accounts advised/managed by the Advisor and other Bank of America affiliates. If trades are aggregated among the Funds and those other funds and accounts, the various prices of the securities being traded may be averaged, which could have the potential effect of disadvantaging the Funds as compared to the other funds and accounts with which trades were aggregated.

Proxy Voting

Although the Advisor endeavors to make all proxy voting decisions with respect to the interests of the Funds for which it is responsible in accordance with its proxy voting policies and procedures, the Advisor’s proxy voting decisions with respect to a Fund’s portfolio securities may nonetheless benefit other advised/managed funds and accounts, and/or clients, of Bank of America and its affiliates. The Advisor has adopted proxy voting policies and procedures that are designed to provide that all proxy voting is done in the best interests of its clients, including the Funds, without any resulting benefit or detriment to the Advisor and/or its affiliates, including Bank of America and its affiliates. For more information about the Advisor’s proxy voting policies and procedures, see Investment Advisory and Other Services — Proxy Voting Policies and Procedures.

Certain Trading Activities

The directors/trustees, officers and employees of Bank of America and its affiliates may buy and sell securities or other investments for their own accounts, and in doing so may take a position that is adverse to the Funds. In order to reduce the possibility that such personal investment activities of the directors/trustees, officers and employees of Bank of America and its affiliates will materially adversely affect the Funds, Bank of America and its affiliates have adopted policies and procedures, and the Funds, the Board, the Advisor and the Distributor have each adopted a Code of Ethics that addresses such personal investment activities. For more information, see Investment Advisory and Other Services — Codes of Ethics.

Affiliate Transactions

Subject to applicable legal and regulatory requirements, the Funds may enter into transactions in which Bank of America and/or its affiliates may have an interest that potentially conflicts with the interests of the Funds. For example, BAS may sell securities to the Funds from an offering in which it is an underwriter or from securities that it owns as a dealer, subject to applicable legal and regulatory requirements.

Investment Limitations Arising from Bank of America Activities

Regulatory restrictions applicable to Bank of America and its affiliates may limit the Funds’ investment activities in various ways. For example, regulations regarding certain industries and markets, such as those in emerging or international markets, and certain transactions, such as those involving certain futures and

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derivatives, may impose a cap on the aggregate amount of investments that may be made by affiliated investors, including accounts managed by the same affiliated manager, in the aggregate or in individual issuers. At certain times, Bank of America and its affiliates also may be restricted in the securities that can be bought or sold for the Funds and other advised/managed funds and accounts because of the investment banking, lending or other relationships Bank of America and its affiliates have with the issuers of securities. This could happen, for example, if the Funds and/or other advised/managed funds and accounts desired to buy a security issued by a company for which Bank of America or its affiliates served as underwriter. The internal policies and procedures of Bank of America and its affiliates covering these types of regulatory restrictions and addressing similar issues also may at times restrict the Funds’ investment activities. A client not advised by Bank of America and its affiliates would not be subject to many of these restrictions. See also About the Funds’ Investments — Certain Investment Activity Limits.

Actual and Potential Conflicts of Interest Related to Bank of America and its Affiliates’ Non-Advisory Relationships with Clients and Customers other than the Funds

The lending, investment banking and other relationships that Bank of America and its affiliates may have with companies and other entities in which a Fund may invest can give rise to actual and potential conflicts of interest. Subject to applicable legal and regulatory requirements, a Fund may invest (a) in the securities of Bank of America and/or its affiliates and/or in companies in which Bank of America and its affiliates have a lending, investment banking, equity, debt or other interest, and/or (b) in the securities of companies held by other Columbia Funds. The purchase, holding and sale of such securities by a Fund may enhance the profitability and the business interests of Bank of America and/or its affiliates and/or other Columbia Funds. There also may be limitations as to the sharing with the Advisor of information derived from the non-investment advisory/management activities of Bank of America and its affiliates because of legal and regulatory constraints and internal policies and procedures (such as information barriers and ethical walls). Because of these limitations, Bank of America and its affiliates generally will not share information derived from its non-investment advisory/management activities with the Advisor.

Actual and Potential Conflicts of Interest Related to Bank of America Affiliates’ Marketing and Use of the Columbia Funds as an Investment Options

Bank of America and its affiliates also provide a variety of products and services that, in some manner, may utilize the Columbia Funds as investment options. For example, the Columbia Funds may be offered as investments in connection with brokerage and other securities products offered by BAI, and may be utilized as investments in connection with fiduciary, investment management and other accounts offered by U.S. Trust, Bank of America Private Wealth Management, as well as for other Columbia Funds structured as “funds of funds.” In addition, the Columbia Money Market Funds are offered as an investment option for a variety of cash management and “sweep” account programs offered by Bank of America and its affiliates. The Columbia Funds also may use the Columbia Money Market Funds for cash investment purposes. The use of the Columbia Funds in connection with other products and services offered by Bank of America and its affiliates may introduce economic and other conflicts of interest. These conflicts of interest are highlighted in account documentation and other disclosure materials for the other products and services offered by Bank of America and its affiliates.

Bank of America and its affiliates, including the Advisor, may make payments to their affiliates in connection with the promotion and sale of the Funds’ shares, in addition to the sales-related and other compensation that these parties may receive from the Funds. As a general matter, personnel of Bank of America and its affiliates, including BAI, do not receive compensation in connection with their sales or use of the Funds that is greater than that paid in connection with their sales of other comparable products and services. Nonetheless, because the compensation that the Advisor and other affiliates of Bank of America may receive for providing services to the Funds is generally based on the Funds’ assets under management and those assets will grow as shares of the Funds are sold, potential conflicts of interest may exist. See Brokerage Allocation and Other Practices — Additional Financial Intermediary Payments for more information.

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Other Services Provided

The Transfer Agent

Columbia Management Services, Inc. acts as Transfer Agent for each Fund’s shares and can be contacted at P.O. Box 8081, Boston, MA 02266-8081. Under the Transfer Agency Agreement, the Transfer Agent provides transfer agency, dividend disbursing agency and shareholder servicing agency services to the Funds. Effective November 1, 2007, the Funds pay the Transfer Agent a transfer agency fee of $17.34 per account, payable monthly. Also effective November 1, 2007, the Funds reimburse the Transfer Agent for the fees and expenses that the Transfer Agent pays to dealer firms or transfer agents that maintain omnibus accounts with the Funds, subject to a cap equal to 0.15% of a Fund’s net assets represented by the account. The Funds also pay certain reimbursable out-of-pocket expenses to the Transfer Agent. The Transfer Agent also is entitled to retain as additional compensation for its services revenues for fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcripts due the Transfer Agent from Fund shareholders and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Funds. For the period April 1, 2006 through October 31, 2007, the Funds paid the Transfer Agent an annual fee of $17.00 per account, payable monthly. For the period November 1, 2005 through March 31, 2006, the Funds paid the Transfer Agent an annual fee of $15.23 per account, payable monthly. For the period September 1, 2005 through October 31, 2007, the Transfer Agent was entitled to reimbursement by the Funds for the fees and expenses that the Transfer Agent pays to dealer firms or transfer agents that maintain omnibus accounts with the Funds, subject to a cap equal to 0.11% of a Fund’s net assets represented by the account.

The Transfer Agent retains BFDS/DST, 2 Heritage Drive, North Quincy, MA 02171 as the Funds’ sub-transfer agent. BFDS/DST assists the Transfer Agent in carrying out its duties.

The Custodian

State Street Bank and Trust Company, which is located at Two Avenue de Lafayette, LCC/4S, Boston, MA 02111 acts as the Funds’ Custodian. As Custodian, State Street Bank and Trust Company is responsible for safeguarding the Funds’ cash and securities, receiving and delivering securities and collecting the Funds’ interest and dividends.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, which is located at 125 High Street, Boston, MA 02110, is the Funds’ independent registered public accounting firm. The Funds issue unaudited financial statements semi-annually and audited financial statements annually. The annual financial statements for the Funds’ fiscal year ended September 30, 2007 have been audited by PricewaterhouseCoopers LLP. The Board has selected PricewaterhouseCoopers LLP as the independent registered public accounting firm to audit the Funds’ books and review its tax returns for the fiscal year ended September 30, 2008.

Counsel

Ropes & Gray LLP serves as legal counsel to the Trust. Its address is One International Place, Boston, Massachusetts 02110. Bell, Boyd & Lloyd LLP serves as co-counsel. Its address is Three First National Plaza, 70 West Madison Street, Suite 3300, Chicago, Illinois, 60602-4207.

Distribution and Servicing Plans

The Trust has adopted distribution and shareholder servicing plans for the Class A shares, Class B shares, Class C shares, Class E shares and Class F shares of the Funds. See Capital Stock and Other Securities for information about which Funds offer which classes of shares.

Under the Distribution Plan, each Fund, except the Liberty Fund, pays the Distributor a monthly service fee at an annual rate of 0.25% of the Fund’s average daily net assets attributed to the Fund’s Class A, Class B and Class C shares. Each Fund may pay the Distributor a monthly shareholder service fee at an annual rate of up to

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0.50% of the Fund’s average daily net assets attributed to its Class T shares. At this time, service fees under the Shareholder Services Plan for Class T shares are limited to an annual rate of 0.30% of the average daily net assets attributed to Class T shares. The Large Cap Growth Fund also pays the Distributor a monthly service fee at an annual rate of 0.25% of its average daily net assets attributed to its Class E and Class F shares. The Liberty Fund pays the Distributor a monthly service fee at an annual rate of 0.15% of its average daily net assets attributed to its Class A, Class B and Class C shares issued prior to April 1, 1989 and a monthly service fee at an annual rate of 0.25% of its average daily net assets attributed to its Class A, Class B and Class C shares issued thereafter. This arrangement results in a monthly service fee that is a blend between the 0.15% and 0.25% annual rates attributed to the Liberty Fund’s Class A, Class B and Class C shares. Each Fund also pays the Distributor a monthly distribution fee at an annual rate of 0.75% of the Fund’s average daily net assets attributed to its Class B and Class C shares. Each Fund, except for the Liberty Fund, also pays the Distributor a monthly distribution fee at an annual rate of 0.10% of its average daily net assets attributed to its Class A shares. Each Fund, except the Dividend Income Fund and the Liberty Fund, does not intend to pay total distribution and service fees in excess of 0.25% of the Fund’s average daily net assets attributed to its Class A shares. The Dividend Income Fund may pay distribution and service fees up to a maximum of 0.35% of its average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services) but will limit such fees to an aggregate of not more than 0.25% during the current fiscal year.

Under the shareholder servicing plan, the Board must review, at least quarterly, a written report of the amounts paid under the servicing agreements and the purposes for which those expenditures were made. The initial term of the shareholder servicing plan is one year and it will continue in effect from year to year after its initial one-year term provided that its continuance is specifically approved at least annually by a majority of the Board, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the shareholder servicing plan or in any agreement related to it. Any material amendment to the shareholder servicing plan or in any agreement related to it. Any material amendment to the shareholder servicing plan must be approved in the same manner. The shareholder servicing plan is terminable at any time with respect to the Funds by a vote of a majority of the Independent Trustees. While the shareholder servicing plan is in effect, only the Independent Trustees may select and nominate any future Independent Trustees.

During the most recently completed fiscal year, the Distributor received distribution and service fees from the Funds for its services as reflected in the following chart. The Trust is not aware as to what amount, if any, of the distribution and service fees paid to the Distributor were, on a Fund-by-Fund basis, used for advertising, printing and mailing of prospectuses to other than current shareholders; compensation to broker-dealers; compensation to sales personnel; or interest, carrying or other financing charges.

Distribution and Service Fees Paid by the Funds for the Fiscal Year Ended September 30, 2007

Fund	Class A Shares	Class B Shares	Class C Shares	Class E Shares	Class F Shares	Class T Shares
Asset Allocation Fund
Distribution Fee	—	$49,249	$10,967	N/A	N/A	—
Service Fee	$17,056	$16,416	$3,656	N/A	N/A	$533,241
Fees Waived by the Distributor	$0	$0	$0	N/A	N/A	$0
Liberty Fund
Distribution Fee	—	$504,932	$39,686	N/A	N/A	N/A
Service Fee	$1,239,156	$158,501	$12,462	N/A	N/A	N/A
Fees Waived by the Distributor	$0	$0	$0	N/A	N/A	N/A
Dividend Income Fund
Distribution Fee	—	$425,614	$134,976	N/A	N/A	$0
Service Fee	$893,354	$141,871	$44,992	N/A	N/A	$299,083
Fees Waived by the Distributor	$0	$0	$0	N/A	N/A	$0

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Fund	Class A Shares	Class B Shares	Class C Shares	Class E Shares	Class F Shares	Class T Shares
Common Stock Fund
Distribution Fee	—	$37,915	$8,513	N/A	N/A	$0
Service Fee	$28,213	$12,638	$2,838	N/A	N/A	$519,565
Fees Waived by the Distributor	$0	$0	$0	N/A	N/A	$0
Disciplined Value Fund
Distribution Fee	—	$52,472	$31,526	N/A	N/A	$0
Service Fee	$61,145	$17,491	$10,494	N/A	N/A	$428,947
Fees Waived by the Distributor	$0	$0	$0	N/A	N/A	$0
Large Cap Growth Fund
Distribution Fee	—	$1,494,075	$236,657	$15,722	$30,720	—
Service Fee	$356,695	$498,474	$78,885	$39,305	$10,240	$664,754
Fees Waived by the Distributor	$0	$0	$0	$0	$0	$0
Small Cap Core Fund
Distribution Fee	—	$293,496	$343,367	N/A	N/A	$0
Service Fee	$475,260	$97,832	$114,456	N/A	N/A	$416,261
Fees Waived by the Distributor	$0	$0	$0	$0	$0	$0

The Distributor may use the entire amount of its fees to defray the costs of commissions and service fees paid to selling and/or servicing agents and for certain other purposes. Since the distribution and service fees are payable regardless of the Distributor’s expenses, the Distributor may realize a profit from the fees. The Distribution Plan authorizes any other payments by the Funds to the Distributor and its affiliates (including the Advisor) to the extent that such payments might be construed to be indirectly financing of distribution of a Fund’s shares.

The Trustees believe the Distribution Plan could be a significant factor in the growth and retention of a Fund’s assets resulting in more advantageous expense ratios and increased investment flexibility which could benefit each class of Fund shareholders. The Distribution Plan will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the Trustees, including the Independent Trustees. The Distribution Plan may not be amended to increase the fee materially without approval by vote of a majority of the outstanding voting securities of the relevant class of shares, and all material amendments of the Distribution Plan must be approved by the Trustees in the manner provided in the foregoing sentence. The Distribution Plan may be terminated at any time by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of the relevant class of shares.

Expense Limitations

The Advisor has contractually agreed to bear a portion of Dividend Income Fund’s expenses so that the Fund’s ordinary operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed 0.80% annually through January 31, 2009.

Codes of Ethics

The Funds, the Advisor and the Distributor have adopted Codes of Ethics pursuant to the requirements of the 1940 Act, including Rule 17j-1 under the 1940 Act. These Codes of Ethics permit personnel subject to the Codes of Ethics to invest in securities, including securities that may be bought or held by the Funds. These Codes of Ethics are included as exhibits to Part C of the Funds’ registration statement. These Codes of Ethics can be

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reviewed and copied at the SEC’s Public Reference Room and may be obtained by calling the SEC at 202.551.8090; they also are available on the SEC’s website at www.sec.gov, and may be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Proxy Voting Policies and Procedures

The Funds have delegated to the Advisor the responsibility to vote proxies relating to portfolio securities held by the Funds. In deciding to delegate this responsibility to the Advisor, the Board reviewed and approved the policies and procedures adopted by the Advisor. These included the procedures that the Advisor follows when a vote presents a conflict between the interests of the Funds and its shareholders and the Advisor, its affiliates, its other clients or other persons.

The Advisor’s policy is to vote all proxies for Fund securities in a manner considered by the Advisor to be in the best interest of the Funds and their shareholders without regard to any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor examines each proposal and votes against the proposal, if, in its judgment, approval or adoption of the proposal would be expected to impact adversely the current or potential market value of the issuer’s securities. The Advisor also examines each proposal and votes the proxies against the proposal, if, in its judgment, the proposal would be expected to affect adversely the best interest of the Funds. The Advisor determines the best interest of the Funds in light of the potential economic return on each Fund’s investment.

The Advisor seeks to address potential material conflicts of interest by having predetermined voting guidelines. For those proposals that require special consideration or in instances where special circumstances may require varying from the predetermined guideline, the Advisor’s Proxy Committee determines the vote in the best interest of the Funds, without consideration of any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor’s Proxy Committee is composed of representatives of the Advisor’s equity investments, equity research, compliance, legal and fund administration functions. In addition to the responsibilities described above, the Proxy Committee has the responsibility to review, on a semi-annual basis, the Advisor’s proxy voting policies to ensure consistency with internal and regulatory agency policies and to develop additional predetermined voting guidelines to assist in the review of proxy proposals.

The Proxy Committee may vary from a predetermined guideline if it determines that voting on the proposal according to the predetermined guideline would be expected to impact adversely the current or potential market value of the issuer’s securities or to affect adversely the best interest of the Funds. References to the best interests of the Funds refer to the interest of the Funds in terms of the potential economic return on the client’s investment. In determining the vote on any proposal, the Proxy Committee does not consider any benefit other than benefits to the Funds. A member of the Proxy Committee is prohibited from voting on any proposal for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal. Persons making recommendations to the Proxy Committee or its members are required to disclose to the Committee any relationship with a party making a proposal or other matter known to the person that would create a potential conflict of interest.

The Advisor has retained Glass-Lewis & Co., a third-party vendor, to implement its proxy voting process. Glass-Lewis & Co. provides proxy analysis, record keeping services and vote disclosure services.

Information regarding how the Columbia Funds (except certain Columbia Funds that do not invest in voting securities) voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 will be available by August 31 of this year free of charge: (i) through the Columbia Funds website at www.columbiafunds.com; and (ii) on the SEC’s website at www.sec.gov. For a copy of the Advisor’s policies and procedures that are used to determine how to vote proxies relating to portfolio securities held by the Columbia Funds, see Appendix B to this SAI.

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FUND GOVERNANCE

The Board

Responsibilities

The Board oversees the Trust and the Funds. The Trustees have a fiduciary duty to protect shareholders’ interests when supervising and overseeing the management and operations of the Trust and have the responsibility of assuring that the Trust’s Funds are managed in the best interests of shareholders. The following table provides basic information about the Trustees as of the date of this SAI, including their principal occupations during the past five years, although their specific titles may have varied over the period. The mailing address of each Trustee is: c/o Columbia Management Advisors, LLC, One Financial Center, Mail Stop MA5-515-11-05, Boston, MA 02111.

Independent Trustee Biographical Information

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected to a Board in the Columbia Funds Complex	Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee
Thomas C. Theobald (Born 1937) Trustee and Chairman of the Board	1996	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September 2004; Managing Director, William Blair Capital Partners (private equity investing) from September 1994 to September 2004	68	Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services); and Ambac Financial Group (financial guaranty insurance)

John D. Collins* (Born 1938) Trustee	2007	Retired. Consultant, KPMG, LLP (July 1999 to June 2000); Partner, KPMG, LLP (March 1962 to June 1999)	95	Mrs. Fields Famous Brands LLC (consumer products); Suburban Propane Partners, L.P.; and Montpelier Re

Rodman L. Drake* (Born 1943) Trustee	2007	Co-Founder of Baringo Capital LLC (private equity) (since 2002); President, Continuation Investments Group, Inc. (1997 to 2001)	95	Parsons Brinckerhoff, Inc.; Jackson Hewitt Tax Service Inc.; Crystal River Inc.; Student Loan Corporation; Celgene Corporation; and Apex Silver Mines Ltd.

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Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected to a Board in the Columbia Funds Complex	Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee

Douglas A. Hacker (Born 1955) Trustee	1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines (airline) from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	68	Nash Finch Company (food distributor); and Aircastle Limited (aircraft leasing)

Morrill Melton Hall, Jr.* (Born 1944) Trustee	2007	Chairman (since 1984) and Chief Executive Officer (since 1991), Comprehensive Health Services, Inc. (health care management and administration)	95	None

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Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected to a Board in the Columbia Funds Complex	Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee

Janet Langford Kelly (Born 1957) Trustee	1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September, 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004; Executive Vice President — Corporate Development and Administration, General Counsel and Secretary, Kellogg Company (food manufacturer) from September 1999 to August 2003	68	None

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Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected to a Board in the Columbia Funds Complex	Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee
Richard W. Lowry (Born 1936) Trustee	1995	Private Investor since August 1987 (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation (building products manufacturer) until 1987)	68	Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Charles R. Nelson (Born 1942) Trustee	1981	Professor of Economics, University of Washington since January 1976; Ford and Louisa University of Washington Van Voorhis Professor of Political Economy, University of Washington, since September 1993; Director, Institute for Economic Research, University of Washington from September 2001 to June 2003; Adjunct Professor of Statistics, University of Washington since September 1980; Associate Editor, Journal of Money Credit and Banking since September 1993; consultant on econometric and statistical matters	68	None

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Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected to a Board in the Columbia Funds Complex	Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee
John J. Neuhauser (Born 1943) Trustee	1985	President, Saint Michael’s College, since August 2007; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005	68	Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Jonathan Piel* (Born 1938) Trustee	2007	Cable television producer and website designer; Editor, Scientific American (1984-1986), and Vice President, Scientific American Inc., (1986-1994); Director, National Institute of Social Sciences; Member Advisory Board, The Stone Age Institute, Bloomington, Indiana	95	Member, Board of Directors, National Institute of Social Sciences; and Member, Advisory Board, The Stone Age Institute (research institute that explores the affect of technology on human evolution)

Patrick J. Simpson (Born 1944) Trustee	2000	Partner, Perkins Coie L.L.P. (law firm)	68	None

Thomas E. Stitzel (Born 1936) Trustee	1998	Business Consultant since 1999; Chartered Financial Analyst	68	None

Anne-Lee Verville (Born 1945) Trustee	1998	Retired since 1997 (formerly General Manager, Global Education Industry, IBM Corporation (computer and technology) from 1994 to 1997)	68	None

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Interested Trustee Biographical Information

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected to a Board in the Columbia Funds Complex	Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee
William E. Mayer ** (Born 1940) Trustee	1994	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business, University of Maryland from 1992 to 1997	68	Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); and Reader’s Digest (publishing)

*	Messrs. Drake, Hall, Piel and Collins have served as directors/trustees of the Excelsior Funds since 1996, 2000, 1996 and 2005, respectively. The Excelsior Funds consist of 27 portfolios managed by affiliates of Columbia Management Advisors, LLC. Effective December 12, 2007, the Board elected Messrs. Drake, Hall, Piel and Collins as Trustees of the Trust.
**	Mr. Mayer is an “interested person” (as defined in the 1940 Act) of the Columbia Funds by reason of his affiliation with WR Hambrecht + Co., a registered broker/dealer that may execute portfolio transactions for or engage in principal transactions with the Funds or other funds or accounts advised/managed by the Advisor or other Bank of America affiliates.

Standing Committees

The Trust has several standing committees, including the Audit Committee, the Governance Committee, the Advisory Fees & Expenses Committee, the Compliance Committee and the Investment Oversight Committees.

Ms. Verville and Messrs. Hacker, Collins and Stitzel are members of the Audit Committee. The Audit Committee’s functions include making recommendations to the Board regarding the selection and performance of the independent registered public accounting firm, and reviewing matters relative to accounting and auditing practices and procedures, accounting records and the internal accounting controls of the Funds and certain service providers. For the fiscal year ended September 30, 2007, the Audit Committee met eleven times.

Messrs. Lowry, Mayer, Simpson, Drake and Theobald are members of the Governance Committee. The Governance Committee’s functions include recommending to the Board nominees for independent Trustee positions and for appointments to various committees, performing periodic evaluations of the effectiveness of the Board, reviewing and recommending to the Board policies and practices to be followed in carrying out the Trustees’ duties and responsibilities and reviewing and making recommendations to the Board regarding the compensation of the Trustees who are not affiliated with the Advisor. For the fiscal year ended September 30, 2007, the Governance Committee met four times.

The Governance Committee will consider nominees for Trustee recommended by shareholders provided that such recommendations are submitted by the date disclosed in a Fund’s proxy statement and otherwise comply with applicable securities laws, including Rule 14a-8 under the 1934 Act. Such shareholder recommendations must be in writing and should be sent to the attention of the Governance Committee in care of the Fund at One Financial Center, Boston, MA 02111-2621. Shareholder recommendations should include the proposed nominee’s biographical information (including business experience for the past ten years) and a description of the qualifications of the proposed nominee, along with a statement from the proposed nominee that he or she is willing to serve and meets the requirements to be a disinterested Trustee, if applicable.

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Ms. Kelly and Messrs. Mayer, Nelson, Piel and Neuhauser are members of the Advisory Fees & Expenses Committee. The Advisory Fees & Expenses Committee’s functions include reviewing and making recommendations to the Board as to contracts requiring approval of a majority of the Independent Trustees and as to any other contracts that may be referred to the Advisory Fees & Expenses Committee by the Board. For the fiscal year ended September 30, 2007, the Advisory Fees & Expenses Committee met seven times.

Mses. Kelly and Verville, and Messrs. Nelson, Simpson, Hall and Stitzel are members of the Compliance Committee. The Compliance Committee’s functions include providing oversight of the compliance monitoring processes and controls regarding the Funds. The Committee uses legal, regulatory and internal rules, policies, procedures and standards other than those relating to accounting matters and oversight of compliance by the Advisor, Distributor and Transfer Agent. For the fiscal year ended September 30, 2007, the Compliance Committee met eight times.

Each Trustee also serves on an Investment Oversight Committee (IOC). Each IOC is responsible for monitoring, on an ongoing basis, a select group of funds in the Columbia Funds Complex and gives particular consideration to such matters as each Fund’s adherence to their investment mandates, historical performance, changes in investment processes and personnel, and proposed changes to investment objectives. Investment personnel who manage the Funds attend IOC meetings from time to time to assist each IOC in its review of the Funds. Each IOC meets six times a year, as each did for the fiscal year ended September 30, 2007. The following are members of the respective IOCs and the general categories of funds in the Columbia Funds Complex which they review:

IOC #1: Messrs. Lowry, Mayer, Hall and Neuhauser are responsible for reviewing funds in the following asset categories: Large Growth Diversified, Large Growth Concentrated, Foreign Stock, Money Market, Fixed Income — Core, Taxable Fixed Income, and Municipal.

IOC #2: Messrs. Hacker and Collins and Ms. Verville are responsible for reviewing funds in the following asset categories: Municipal, Large Value, Mid CapValue, Asset Allocation, Outside Managed, Specialty Equity, Fixed Income —Multi Sector and Taxable Fixed Income.

IOC #3: Messrs. Theobald, Piel and Stitzel and Ms. Kelly are responsible for reviewing funds in the following asset categories: Municipal, Small Growth, Small Value, High Yield, Real Estate and Taxable Fixed Income.

IOC #4: Messrs. Nelson, Drake and Simpson are responsible for reviewing funds in the following asset categories: Municipal, Large/Multi-Cap Blend, Mid Cap Growth, Small Growth, Asset Allocation, Specialty Equity and Taxable Fixed Income.

Compensation

Trustees are compensated for their services to the Columbia Funds Family on a complex-wide basis, as shown in the table below.

Independent Trustee Compensation for the Fiscal Year Ended September 30, 2007

Name of Trustee	Aggregate Compensation from the Asset Allocation Fund for the Fiscal Year ended September 30, 2007(a)	Aggregate Compensation from the Liberty Fund for the Fiscal Year ended September 30, 2007(a)	Aggregate Compensation from the Dividend Income Fund for the Fiscal Year ended September 30, 2007(a)	Aggregate Compensation from the Common Stock Fund for the Fiscal Year ended September 30, 2007(a)
Thomas C. Theobald	$3,570	$5,191	$6,207	$4,168
John D. Collins	N/A	N/A	N/A	N/A
Rodman L. Drake	N/A	N/A	N/A	N/A
Douglas A. Hacker	$2,607	$3,793	$4,470	$3,052
Morrill Melton Hall, Jr.	N/A	N/A	N/A	N/A
Janet Langford Kelly	$2,477	$3,604	$4,283	$2,903

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Name of Trustee	Aggregate Compensation from the Asset Allocation Fund for the Fiscal Year ended September 30, 2007(a)	Aggregate Compensation from the Liberty Fund for the Fiscal Year ended September 30, 2007(a)	Aggregate Compensation from the Dividend Income Fund for the Fiscal Year ended September 30, 2007(a)	Aggregate Compensation from the Common Stock Fund for the Fiscal Year ended September 30, 2007(a)
Richard W. Lowry	$2,103	$3,059	$3,637	$2,463
Charles R. Nelson	$2,444	$3,554	$4,239	$2,864
John J. Neuhauser	$2,406	$3,499	$4,170	$2,816
Jonathan Piel	N/A	N/A	N/A	N/A
Patrick J. Simpson	$2,368	$3,446	$4,091	$2,776
Thomas E. Stitzel	$2,497	$3,633	$4,288	$2,927
Anne-Lee Verville	$2,592	$3,771	$4,470	$3,037

(a)

All Trustees receive reimbursements for reasonable expenses related to their attendance at meetings of the Board or standing committees, which are not included in the amounts shown. Messrs. Drake, Hall, Piel and Collins were elected to the Board on December 12, 2007.

(b)

During the fiscal year ended September 30, 2007, Mr. Theobald deferred $3,471 of his compensation from Liberty Fund, $2,391 of his compensation from Asset Allocation Fund, $4,203 of his compensation from Dividend Income Fund, $2,775 of his compensation from Common Stock Fund, $1,065 of his compensation from Large Cap Growth Fund, $2,769 of his compensation from Disciplined Value Fund, and $5,255 of his compensation from Small Cap Core Fund. During the calendar year ended December 31, 2007, Mr. Theobald deferred $63,250 of his total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan. At December 31, 2007, the value of Mr. Theobald’s account under that plan was $829,035.

(c)

During the fiscal year ended September 30, 2007, Mr. Simpson deferred $3,446 of his compensation from Liberty Fund, $2,368 of his compensation from Asset Allocation Fund, $4,091 of his compensation from Dividend Income Fund, $2,776 of his compensation from Common Stock Fund, $1,050 of his compensation from Large Cap Growth Fund, $2,713 of his compensation from Disciplined Value Fund, and $5,449 of his compensation from Small Cap Core Fund. During the calendar year ended December 31, 2007, Mr. Simpson deferred $189,000 of his total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan. At December 31, 2007, the value of Mr. Simpson’s account under that plan was $761,468.

(d)

During the fiscal year ended September 30, 2007, Mr. Stitzel deferred $3,260 of his compensation from Liberty Fund, $2,244 of his compensation from Asset Allocation Fund, $3,952 of his compensation from Dividend Income Fund, $2,632 of his compensation from Common Stock Fund, $1,001 of his compensation from Large Cap Growth Fund, $2,584 of his compensation from Disciplined Value Fund, and 0$5,076 of his compensation from Small Cap Core Fund. During the calendar year ended December 31, 2007, Mr. Stitzel deferred $195,500 of his total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan. At December 31, 2007, the value of Mr. Stitzel’s account under that plan was $328,718.

(e)	At December 31, 2007, the value of Ms. Verville’s account under the deferred compensation plan was $808,850.

Independent Trustee Compensation for the Fiscal Year Ended September 30, 2007 and the Calendar Year Ended December 31, 2007

Name of Trustee	Aggregate Compensation from the Disciplined Value Fund for the Fiscal Year ended September 30, 2007(a)	Aggregate Compensation from the Large Cap Growth Fund for the Fiscal Year ended September 30, 2007(a)	Aggregate Compensation from the Small Cap Core Fund for the Fiscal Year ended September 30, 2007(a)	Total Compensation from the Columbia Funds Complex Paid to Independent Trustees for the Calendar Year ended December 31, 2007(a)
Thomas C. Theobald	$4,110	$1,586	$8,064	$282,000
John D. Collins	N/A	N/A	N/A	$150,666	(f)
Rodman L. Drake	N/A	N/A	N/A	$164,038	(f)
Douglas A. Hacker	$2,996	$1,157	$6,037	$203,500
Morrill Melton Hall, Jr.	N/A	N/A	N/A	$137,296	(f)
Janet Langford Kelly	$2,842	$1,100	$5,672	$195,000
Richard W. Lowry	$2,412	$933	$4,838	$168,500
Charles R. Nelson	$2,805	$1,086	$5,576	$195,000
John J. Neuhauser	$2,765	$1,069	$5,488	$190,500
Jonathan Piel	N/A	N/A	N/A	$137,296	(f)
Patrick J. Simpson	$2,713	$1,050	$5,449	$189,000
Thomas E. Stitzel	$2,863	$1,107	$5,799	$195,500
Anne-Lee Verville	$2,976	$1,151	$5,986	$205,500

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(a)

All Trustees receive reimbursements for reasonable expenses related to their attendance at meetings of the Board or standing committees, which are not included in the amounts shown. Messrs. Drake, Hall, Piel and Collins were elected to the Board on December 12, 2007.

(b)

During the fiscal year ended September 30, 2007, Mr. Theobald deferred $3,471 of his compensation from Liberty Fund, $2,391 of his compensation from Asset Allocation Fund, $4,203 of his compensation from Dividend Income Fund, $2,775 of his compensation from Common Stock Fund, $1,065 of his compensation from Large Cap Growth Fund, $2,769 of his compensation from Disciplined Value Fund, and $5,255 of his compensation from Small Cap Core Fund. During the calendar year ended December 31, 2007, Mr. Theobald deferred $185,000 of his total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan. At December 31, 2007, the value of Mr. Theobald’s account under that plan was $829,035.

(c)

During the fiscal year ended September 30, 2007, Mr. Simpson deferred $3,446 of his compensation from Liberty Fund, $2,368 of his compensation from Asset Allocation Fund, $4,091 of his compensation from Dividend Income Fund, $2,776 of his compensation from Common Stock Fund, $1,050 of his compensation from Large Cap Growth Fund, $2,713 of his compensation from Disciplined Value Fund, and $5,449 of his compensation from Small Cap Core Fund. During the calendar year ended December 31, 2007, Mr. Simpson deferred $189,000 of his total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan. At December 31, 2007, the value of Mr. Simpson’s account under that plan was $761,468.

(d)

During the fiscal year ended September 30, 2007, Mr. Stitzel deferred $3,260 of his compensation from Liberty Fund, $2,244 of his compensation from Asset Allocation Fund, $3,952 of his compensation from Dividend Income Fund, $2,632 of his compensation from Common Stock Fund, $1,001 of his compensation from Large Cap Growth Fund, $2,584 of his compensation from Disciplined Value Fund, and $5,076 of his compensation from Small Cap Core Fund. During the calendar year ended December 31, 2007, Mr. Stitzel deferred $195,500 of his total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan. At December 31, 2007, the value of Mr. Stitzel’s account under that plan was $328,718.

(e)	At December 31, 2007, the value of Ms. Verville’s account under the deferred compensation plan was $808,850.
(f)	Total Compensation from the Columbia Funds Complex includes compensation from Excelsior Funds, Inc., Excelsior Tax Exempt Funds, Inc. and Excelsior Funds Trust.

Interested Trustee Compensation for the Fiscal Year Ended September 30, 2007

Name of Trustee	Aggregate Compensation from the Asset Allocation Fund for the Fiscal Year ended September 30, 2007(a)	Aggregate Compensation from the Liberty Fund for the Fiscal Year ended September 30, 2007(a)	Aggregate Compensation from the Dividend Income Fund for the Fiscal Year ended September 30, 2007(a)	Aggregate Compensation from the Common Stock Fund for the Fiscal Year ended September 30, 2007(a)
William E. Mayer	$2,287	$3,325	$3,991	$2,678

(a)	Mr. Mayer receives reimbursements for reasonable expenses related to his attendance at meetings of the Board or standing committees, which are not included in the amounts shown.

Interested Trustee Compensation for the Fiscal Year Ended September 30, 2007 and the Calendar Year Ended December 31, 2007

Name of Trustee	Aggregate Compensation from the Disciplined Value Fund for the Fiscal Year ended September 30, 2007(a)	Aggregate Compensation from the Large Cap Growth Fund for the Fiscal Year ended September 30, 2007(a)	Aggregate Compensation from the Small Cap Core Fund for the Fiscal Year ended September 30, 2007(a)	Total Compensation from the Columbia Funds Complex Paid to Interested Trustee for the Calendar Year ended December 31, 2007(a)
William E. Mayer	$2,630	$1,018	$5,163	$186,500

(a)	Mr. Mayer receives reimbursements for reasonable expenses related to his attendance at meetings of the Board or standing committees, which are not included in the amounts shown.

Columbia Funds Deferred Compensation Plan

Under the terms of the Deferred Fee Agreement (the Deferred Compensation Plan), each eligible Trustee may elect, on an annual basis, to defer all or a portion of compensation payable to him or her for service as Trustee for that calendar year (expressly, a Trustee may elect to defer his/her annual retainer, his/her attendance fees, or both components, which together comprise total compensation for service). Fees deferred by a Trustee are credited to a book reserve account (the Deferral Account), the value of which is derived from the rate of return of one or more Columbia Funds selected by the Trustee (with accruals to the Deferral Account beginning at such time as a Trustee’s fund elections having been established, and fees for service having been paid into

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such account, and terminating at such time as when proceeds become payable to such Trustee under the Deferred Compensation Plan). Trustees may change their fund elections only in accordance with the provisions of the Deferred Compensation Plan.

Distributions from a Trustee’s Deferral Account will be paid by check, generally in lump sum or in annual installments. Payments made in annual installments are disbursed over a period of up to ten years, following such time as a Trustee may qualify to receive such payments. If a deferring Trustee dies prior to or after the commencement of the disbursement of amounts accrued in his/her Deferral Account, the balance of the account will be distributed to his/her designated beneficiary either in lump sum or in annual payments as established by such Trustee himself/herself, his/her beneficiary or his/her estate. Amounts payable under the Deferred Compensation Plan are not funded or secured in any way, and deferring Trustees have the status of unsecured creditors of the selected portfolios.

Beneficial Equity Ownership

As of the date of this SAI, the Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of each class of shares of each Fund. The table below shows, for each Trustee, the amount of Fund equity securities beneficially owned by the Trustee and the aggregate value of all investments in equity securities of the Columbia Funds Family, stated as one of the following ranges: A = $0; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.

Independent Trustee Ownership for the Calendar Year Ended December 31, 2007

Trustee	Dollar Range of Equity Securities in the Asset Allocation Fund	Dollar Range of Equity Securities in the Liberty Fund	Dollar Range of Equity Securities in the Dividend Income Fund	Dollar Range of Equity Securities in the Common Stock Fund
Thomas C. Theobald	A	A	A	A
John D. Collins	A	A	A	A
Rodman L. Drake	A	A	A	A
Douglas A. Hacker	A	A	E	A
Morrill Melton Hall, Jr.	A	A	A	A
Janet Langford Kelly	A	A	A	A
Richard W. Lowry	A	A	A	A
Charles R. Nelson	D	A	A	A
John J. Neuhauser	A	E	A	A
Jonathan Piel	A	A	A	A
Patrick J. Simpson	A	A	A	A
Thomas E. Stitzel	A	A	A	A
Anne-Lee Verville	A	A	A	A

Independent Trustee Ownership for the Calendar Year Ended December 31, 2007

Trustee	Dollar Range of Equity Securities in the Disciplined Value Fund	Dollar Range of Equity Securities in the Large Cap Growth Fund	Dollar Range of Equity Securities in the Small Cap Core Fund	Aggregate Dollar Range of Equity Securities in all Funds in the Columbia Funds Family
Thomas C. Theobald	C	A	A	E
John D. Collins	A	A	A	E
Rodman L. Drake	A	A	A	E
Douglas A. Hacker	A	A	A	E
Morrill Melton Hall, Jr.	A	A	A	E

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Trustee	Dollar Range of Equity Securities in the Disciplined Value Fund	Dollar Range of Equity Securities in the Large Cap Growth Fund	Dollar Range of Equity Securities in the Small Cap Core Fund	Aggregate Dollar Range of Equity Securities in all Funds in the Columbia Funds Family
Janet Langford Kelly	A	A	A	E
Richard W. Lowry	A	A	A	E
Charles R. Nelson	A	D	A	E
John J. Neuhauser	A	A	A	E
Jonathan Piel	A	A	A	E
Patrick J. Simpson	A	A	A	E
Thomas E. Stitzel	A	A	A	E
Anne-Lee Verville	A	A	A	E	*

*	Includes the value of compensation payable under the Deferred Compensation Plan that is determined as if the amounts deferred had been invested, as of the date of deferral, in shares of one or more funds in the Columbia Funds Complex as specified by Ms. Verville

Interested Trustee Ownership for the Calendar Year Ended December 31, 2007

Trustee	Dollar Range of Equity Securities in the Asset Allocation Fund	Dollar Range of Equity Securities in the Liberty Fund	Dollar Range of Equity Securities in the Dividend Income Fund	Dollar Range of Equity Securities in the Common Stock Fund
William E. Mayer	A	A	A	A

Interested Trustee Ownership for the Calendar Year Ended December 31, 2007

Trustee	Dollar Range of Equity Securities in the Disciplined Value Fund	Dollar Range of Equity Securities in the Large Cap Growth Fund	Dollar Range of Equity Securities in the Small Cap Core Fund	Aggregate Dollar Range of Equity Securities in all Funds in the Columbia Funds Family
William E. Mayer	A	A	A	C

The Officers

The following table provides basic information about the Officers of the Trust as of the date of this SAI, including their principal occupations during the past five years, although their specific titles may have varied over the period. The mailing address of each Officer is: c/o Columbia Management Advisors, LLC, One Financial Center, Mail Stop MA5-515-11-05, Boston, MA 02110.

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Officer Biographical Information

Name, Year of Birth and Address	Position with the Trust	Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
Christopher L. Wilson (Born 1957)	President	2004	President — Columbia Funds, since October 2004; Managing Director — Columbia Management Advisors, LLC, since September 2005; Senior Vice President — Columbia Management Distributors, Inc., since January 2005; Director — Columbia Management Services, Inc., since January 2005; Director — Bank of America Global Liquidity Funds, plc and Banc of America Capital Management (Ireland), Limited, since May 2005; Director — FIM Funding, Inc., since January 2005; President and Chief Executive Officer — CDC IXIS AM Services, Inc. (investment management), from September 1998 through August 2004; and a senior officer or director of various other Bank of America affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959)	Senior Vice President, Secretary and Chief Legal Officer	2006	Associate General Counsel, Bank of America since April 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April 2005.

J. Kevin Connaughton (Born 1964)	Senior Vice President, Chief Financial Officer and Treasurer	2000	Treasurer — Columbia Funds, since October 2003; Treasurer — the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000 — December 2006; Vice President — Columbia Management Advisors, LLC, since April 2003; President — Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer — Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004 — Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

Linda J. Wondrack (Born 1964)	Senior Vice President and Chief Compliance Officer	2007	Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

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Name, Year of Birth and Address	Position with the Trust	Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
Michael G. Clarke (Born 1969)	Chief Accounting Officer and Assistant Treasurer	2004	Director of Fund Administration since January 2006; Managing Director of the Advisor, September 2004 to December 2005; Vice President Fund Administration June 2002 to September 2004.

Stephen T. Welsh (Born 1957)	Vice President	1996	President, Columbia Management Services, Inc. since July 2004; Senior Vice President and Controller, Columbia Management Services, Inc. prior to July 2004.

Jeffrey R. Coleman (Born 1969)	Deputy Treasurer	2004	Director of Fund Administration since January 2006; Fund Controller from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August 2000 to September 2004.

Joseph F. DiMaria (Born 1968)	Deputy Treasurer	2004	Director of Fund Administration since January 2006; Head of Tax/Compliance and Assistant Treasurer from November 2004 to December 2005; Director of Trustee Administration (Sarbanes-Oxley) from May 2003 to October 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July 2000 to April 2003.

Marybeth C. Pilat (Born 1968)	Deputy Treasurer	2007	Vice President, Mutual Fund Valuation of the Advisor since January 2006; Vice President, Mutual Fund Accounting Oversight of the Advisor prior to January 2006.

Kathryn Thompson (Born 1967)	Assistant Treasurer	2006	Vice President, Mutual Fund Accounting Oversight of the Advisor since December 2004; Vice President, State Street Corporation (financial services) prior to December 2004.

Philip N. Prefontaine (Born 1948)	Assistant Treasurer	2006	Vice President, Mutual Fund Reporting of the Advisor since November 2004; Assistant Vice President of CDC IXIS Asset Management Services, Inc. (investment management) prior to November 2004.

Keith E. Stone (Born 1974)	Assistant Treasurer	2006	Vice President, Trustee Reporting of the Advisor since September 2003; Manager, Investors Bank & Trust Company (financial services) from December 2002 to September 2003; Audit Senior, Deloitte & Touche, LLP (independent registered public accounting firm) prior to December 2002.

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Name, Year of Birth and Address	Position with the Trust	Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
Barry S. Vallan (Born 1969)	Controller	2006	Vice President-Fund Treasury of the Advisor since October 2004; Vice President-Trustee Reporting from April 2002 to October 2004; Management Consultant, PricewaterhouseCoopers (independent registered public accounting firm) prior to October 2002.

Peter T. Fariel (Born 1957)	Assistant Secretary	2006	Associate General Counsel, Bank of America since April 2005; Partner, Goodwin Procter LLP (law firm) prior to April 2005.

Nicholas J. Kolokithas (Born 1972)	Assistant Secretary	2007	Assistant General Counsel, Bank of America since March 2007; Vice President and Counsel, Deutsche Asset Management (investment management) from October 2005 to March 2007; Associate, Dechert LLP (law firm) from June 2000 to September 2005.

Julie B. Lyman (Born 1970)	Assistant Secretary	2007	Assistant General Counsel, Bank of America since October 2006; Associate, Kirkpatrick & Lockhart Nicholson Graham LLP (law firm) from April 2004 to October 2006; Counsel & Assistant Vice President, CDC IXIS Asset Management Services, Inc. (investment management) in and prior to April 2004.

Ryan C. Larrenaga (Born 1970)	Assistant Secretary	2005	Assistant General Counsel, Bank of America since March 2005; Associate, Ropes & Gray LLP (law firm) from 1998 to February 2005.

Julian Quero (Born 1967)	Assistant Treasurer	2003	Senior Compliance Manager of the Advisor since April 2002.

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BROKERAGE ALLOCATION AND OTHER PRACTICES

General Brokerage Policy, Brokerage Transactions and Broker Selection

Subject to policies established by the Board, the Advisor (or the investment sub-advisor(s) who make the day-to-day investment decisions for a Fund, as applicable) is responsible for decisions to buy and sell securities for each Fund, for the selection of broker/dealers, for the execution of a Fund’s securities transactions and for the allocation of brokerage commissions in connection with such transactions. The Advisor’s primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. Purchases and sales of securities on a securities exchange are effected through brokers who charge negotiated commissions for their services. Orders may be directed to any broker to the extent and in the manner permitted by applicable law.

In the over-the-counter market, securities generally are traded on a “net” basis with dealers acting as principals for their own accounts without stated commissions, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are bought at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter’s “concession” or “discount.” On occasion, certain money market instruments may be bought directly from an issuer, in which case no commissions or discounts are paid.

The Funds are affiliated with the NYSE specialist firm Fleet Specialist, Inc. In order to ensure that markets are fair, orderly and competitive, NYSE specialist firms are responsible for maintaining a liquid and continuous two-sided auction market by acting as both an agent and a principal. Specialists are entrusted to hold the interests of customer orders above the specialist’s own interests, and will buy and sell securities as principal when such transactions are necessary to minimize imbalances between supply and demand. Fleet Specialist, Inc. may make a market in certain securities held by the Funds.

In placing orders for portfolio securities of the Funds, the Advisor gives primary consideration to obtaining the best net prices and most favorable execution. This means that the Advisor will seek to execute each transaction at a price and commission, if any, which provides the most favorable total cost or proceeds reasonably attainable in the circumstances. In seeking such execution, the Advisor will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including, without limitation, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker/dealer, the reputation, reliability, experience and financial condition of the broker/dealer, the value and quality of the services rendered by the broker/dealer in this instance and other transactions and the reasonableness of the spread or commission, if any. Research services received from broker/dealers supplement the Advisor’s own research and may include the following types of information: statistical and background information on industry groups and individual companies; forecasts and interpretations with respect to U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on political developments; Fund management strategies; performance information on securities and information concerning prices of securities; and information supplied by specialized services to the Advisor and to the Board with respect to the performance, investment activities and fees and expenses of other mutual funds. Such information may be communicated electronically, orally or in written form. Research services also may include the arranging of meetings with management of companies and the provision of access to consultants who supply research information.

The outside research is useful to the Advisor since, in certain instances, the broker/dealers utilized by the Advisor may follow a different universe of securities issuers and other matters than those that the Advisor’s staff can follow. In addition, this research provides the Advisor with a different perspective on financial markets, even if the securities research obtained relates to issues followed by the Advisor. Research services that are provided to the Advisor by broker/dealers are available for the benefit of all accounts managed or advised by the Advisor. In some cases, the research services are available only from the broker/dealer providing such services. In other cases, the research services may be obtainable from alternative sources. The Advisor is of the opinion that

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because the broker/dealer research supplements rather than replaces the Advisor’s own research, the receipt of such research does not tend to decrease the Advisor’s expenses, but tends to improve the quality of its investment advice. However, to the extent that the Advisor would have bought any such research services had such services not been provided by broker/dealers, the expenses of such services to the Advisor could be considered to have been reduced accordingly. Certain research services furnished by broker/dealers may be useful to the clients of the Advisor other than the Funds. Conversely, any research services received by the Advisor through the placement of transactions of other clients may be of value to the Advisor in fulfilling its obligations to the Funds. The Advisor is of the opinion that this material is beneficial in supplementing its research and analysis; and, therefore, it may benefit the Trust by improving the quality of the Advisor’s investment advice. The advisory fees paid by the Trust are not reduced because the Advisor receives such services.

Under Section 28(e) of the 1934 Act, the Advisor shall not be “deemed to have acted unlawfully or to have breached its fiduciary duty” solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of Section 28(e), the Advisor must make a good faith determination that the commissions paid are “reasonable in relation to the value of the brokerage and research services provided by such member, broker, or dealer, viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion.” Accordingly, the price to the Funds in any transaction may be less favorable than that available from another broker/dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Some broker/dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by the Advisor’s clients, including the Funds.

Commission rates are established pursuant to negotiations with broker/dealers based on the quality and quantity of execution services provided by broker/dealers in light of generally prevailing rates. On exchanges on which commissions are negotiated, the cost of transactions may vary among different broker/dealers. Transactions on foreign stock exchanges involve payment of brokerage commissions that generally are fixed. Transactions in both foreign and domestic over-the-counter markets generally are principal transactions with dealers, and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Advisor, where possible, will deal directly with dealers who make a market in the securities involved, except in those circumstances in which better prices and execution are available elsewhere.

In certain instances there may be securities that are suitable for more than one Fund as well as for one or more of the other clients of the Advisor. Investment decisions for the Funds and for the Advisor’s other clients are made with the goal of achieving their respective investment objectives. A particular security may be bought or sold for only one client even though it may be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when a number of accounts receive investment advice from the same investment advisor, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are engaged simultaneously in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. In some cases, this policy could have a detrimental effect on the price or volume of the security in a particular transaction that may affect the Funds.

The Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Funds will engage in this practice, however, only when the Advisor, in its sole discretion, believes such practice to be otherwise in the Fund’s interests.

The Trust will not execute portfolio transactions through, or buy or sell portfolio securities from or to, the Distributor, the Advisor, the Administrator or their affiliates acting as principal (including repurchase and reverse repurchase agreements), except to the extent permitted by applicable law, regulation or order. However, the Advisor is authorized to allocate buy and sell orders for portfolio securities to certain broker/dealers and financial

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institutions, including, in the case of agency transactions, broker/dealers and financial institutions that are affiliated with Bank of America. To the extent that a Fund executes any securities trades with an affiliate of Bank of America, the Fund does so in conformity with Rule 17e-1 under the 1940 Act and the procedures that the Fund has adopted pursuant to the rule. In this regard, for each transaction, the Board will determine that: (i) the transaction resulted in prices for and execution of securities transactions at least as favorable to the particular Fund as those likely to be derived from a non-affiliated qualified broker/dealer; (ii) the affiliated broker/dealer charged the Fund commission rates consistent with those charged by the affiliated broker/dealer in similar transactions to clients comparable to the Fund and that are not affiliated with the broker/dealer in question; and (iii) the fees, commissions or other remuneration paid by the Fund did not exceed 2% of the sales price of the securities if the sale was effected in connection with a secondary distribution, or 1% of the purchase or sale price of such securities if effected in other than a secondary distribution.

Certain affiliates of Bank of America, such as its subsidiary banks, may have deposit, loan or commercial banking relationships with the corporate users of facilities financed by industrial development revenue bonds or private activity bonds bought by certain of the Columbia Funds. Bank of America or certain of its affiliates may serve as trustee, custodian, tender agent, guarantor, placement agent, underwriter, or in some other capacity, with respect to certain issues of securities. Under certain circumstances, the Funds may buy securities from a member of an underwriting syndicate in which an affiliate of Bank of America is a member. The Trust has adopted procedures pursuant to Rule 10f-3 under the 1940 Act, and intends to comply with the requirements of Rule 10f-3, in connection with any purchases of municipal securities that may be subject to Rule 10f-3.

Given the breadth of the Advisor’s investment management activities, investment decisions for each Fund are not always made independently from those for other funds, or other investment companies and accounts advised or managed by the Advisor. When a purchase or sale of the same security is made at substantially the same time on behalf of one or more of the Columbia Funds and another investment portfolio, investment company or account, the transaction will be averaged as to price and available investments allocated as to amount in a manner which the Advisor believes to be equitable to each Fund and such other funds, investment portfolio, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the Advisor may aggregate the securities to be sold or bought for the Funds with those to be sold or bought for other funds, investment portfolios, investment companies, or accounts in executing transactions.

See Investment Advisory and Other Services — Other Roles and Relationships of Bank of America and its Affiliates — Certain Conflicts of Interest for more information about these and other conflicts of interest.

Brokerage Commissions

The following table describes the types and amounts of brokerage commissions paid by the Funds during their three most recently completed fiscal years. In certain instances the Funds may pay brokerage commissions to broker/dealers that are affiliates of Bank of America. As indicated above, all such transactions involving the payment of brokerage commissions to affiliates are done in compliance with Rule 17e-1 under the 1940 Act.

Aggregate Brokerage Commissions Paid by the Funds

Fund	Fiscal Year Ended September 30, 2007	Fiscal Year Ended September 30, 2006	Fiscal Year Ended September 30, 2005
Asset Allocation Fund	$234,263	$209,761	$108,000 (rounded)
Liberty Fund	$585,895	$842,825	$670,000 (rounded)
Dividend Income Fund	$252,732	$310,818	$212,000 (rounded)
Common Stock Fund	$875,499	$817,150	$760,000 (rounded)
Disciplined Value Fund	$241,174	$240,875	$72,000 (rounded)
Large Cap Growth Fund	$4,695,947	$4,581,323	$3,354,000 (rounded)
Small Cap Core Fund	$1,357,590	$904,818	$632,000 (rounded)

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The Funds paid no brokerage commissions to affiliated broker/dealers for the fiscal years ended September 30, 2005, 2006 and 2007.

Directed Brokerage

The Funds or the Advisor, through an agreement or understanding with a broker/dealer, or otherwise through an internal allocation procedure, may direct, subject to applicable legal requirements, the Funds’ brokerage transactions to a broker/dealer because of the research services it provides the Funds or the Advisor.

During the fiscal year ended September 30, 2007, no Fund directed brokerage transactions.

Securities of Regular Broker/Dealers

In certain cases, the Funds, as part of their principal investment strategies, or otherwise as a permissible investment, will invest in the common stock or debt obligations of the regular broker/dealers that the Advisor uses to transact brokerage for the Columbia Funds Family.

As of September 30, 2007, the Funds owned securities of their “regular brokers or dealers” or their parents, as defined in Rule 10b-1 under the 1940 Act, as shown in the table below.

Investments in Securities of Regular Broker/Dealers as of September 30, 2007

Fund	Broker/Dealer	Dollar Amount of Securities Held
Asset Allocation Fund	Citigroup Inc.	$1,911,281
	JP Morgan Chase & Co.	$1,898,322
	Credit Suisse Holdings USA Inc.	$1,038,613
	Deusche Bank AG	$526,666
	Merrill Lynch & Co., Inc.	$358,651
	Lehman Brothers Holdings Inc.	$351,102
	UBS AG	$147,085

Liberty Fund	Goldman Sachs Group/Capital	$5,006,477
	Morgan Stanley	$2,087,217
	Credit Suisse Holdings USA	$1,048,545
	Lehman Brothers Holdings	$752,362
	Merrill Lynch & Co.	$743,356

Dividend Income Fund	JP Morgan Chase & Co.	$12,737,960

Common Stock Fund	JP Morgan Chase & Co.	$10,285,307

Disciplined Value Fund	Citigroup Inc.	$21,244,184
	Morgan Stanley	$16,209,900

Large Cap Growth	Goldman Sachs Group Inc.	$38,876,003

Small Cap Core Fund	N/A	N/A

Additional Shareholder Servicing Payments

The Funds, along with the Transfer Agent and/or the Distributor may pay significant amounts to financial intermediaries (as defined below), including other Bank of America affiliates, for providing the types of services that would typically be provided directly by a mutual fund’s transfer agent. The level of payments made to financial intermediaries may vary. A number of factors may be considered in determining payments to a financial intermediary, including, without limitation, the nature of the services provided to shareholders or retirement plan participants that invest in the Funds through retirement plans. These services may include sub-accounting,

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sub-transfer agency or similar recordkeeping services, shareholder or participant reporting, shareholder or participant transaction processing, and/or the provision of call center support (additional shareholder services). These payments for shareholder servicing support vary by financial intermediary but generally are not expected, with certain limited exceptions, to exceed 0.35% of the average aggregate value of each Fund’s shares in the program on an annual basis for those classes of shares that pay a service fee pursuant to a Rule 12b-1 Plan, and 0.45% of the average aggregate value of each Fund’s shares in the program on an annual basis for those classes of shares that do not pay a service fee pursuant to a Rule 12b-1 Plan. As of November 1, 2007, the Board has authorized each Fund to pay up to 0.15% of the average aggregate value of the Fund’s shares. Such payments will be made by a Fund to the Transfer Agent who will in turn make payments to the financial intermediary for the provision of such additional shareholder services. The Funds’ Transfer Agent, Distributor or their affiliates will pay, from its or their own resources, amounts in excess of the amount paid by the Funds to financial intermediaries in connection with the provision of these additional shareholder services and other services.

For purposes of this section the term “financial intermediary” includes any broker/dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with the Distributor and other Bank of America affiliates.

The Funds also may make additional payments to financial intermediaries that charge networking fees for certain services provided in connection with the maintenance of shareholder accounts through the NSCC.

In addition, the Distributor and other Bank of America affiliates may make lump sum payments to selected financial intermediaries receiving shareholder servicing payments in reimbursement of printing costs for literature for participants, account maintenance fees or fees for establishment of the Funds on the financial intermediary’s system or other similar services.

As of the date of this SAI, the Distributor and/or other Bank of America affiliates had agreed to make shareholder servicing payments to the financial intermediaries or their affiliates shown below.

Recipients of Shareholder Servicing Payments from the Distributor and/or other Bank of America affiliates

•     ABR Retirement Plan Services, Inc.

•     Acclaim Benefits, Inc.

•     ACS HR Solutions LLC

•     ADP Retirement Services

•     American Century Investments

•     Ameriprise Financial Services, Inc.

•     AMG Service Corp.

•     AST Trust Company

•     Benefit Plan Administrators

•     Bisys Retirement Services

•     Ceridian Retirement Plan Services

•     Charles Schwab & Co.

•     Citigroup Global Markets Inc.

•     CitiStreet LLC

•     City National Bank

•     CNA Trust Corporation

•     Compensation & Capital Administrative Services, Inc.

•     CompuSys Erisa Group of Companies

•     Daily Access Concepts, Inc.

•     Digital Retirement Solutions

•     JP Morgan Retirement Plan Services LLC

•     Lincoln Financial Group

•     Linsco/Private Ledger Corp.

•     M&T Securities, Inc.

•     Marquette Trust Company

•     Massachusetts Mutual Life Insurance Company

•     Matrix Settlement & Clearance Services

•     Mercer HR Services, LLC

•     Merrill Lynch, Pierce, Fenner & Smith Incorporated

•     Mid Atlantic Capital Corporation

•     National Deferred Compensation, Inc.

•     National Investor Services Corp.

•     Nationwide Investment Services

•     New York State Deferred Compensation, Inc.

•     NYLife Distributors LLC

•     PNC Advisors

•     Princeton Retirement Group

•     Principal Life Insurance Company

•     RBC Dain Rauscher Inc.

•     Robert W. Baird & Co., Inc.

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•     Edgewood Services, Inc.

•     E*Trade Group, Inc.

•     ExpertPlan

•     Fidelity Investments Institutional Operations Co.

•     Fiserv Trust Company

•     Great West Life & Annuity Co.

•     GWFS Equities, Inc.

•     Hartford Life Insurance Company

•     Hewitt Associates LLC

•     Invesmart, Inc.

•     John Hancock Life Insurance Company (USA)

•     John Hancock Life Insurance Company of
New York

•     Strong Funds Distributors, Inc.

•     The 401k Company

•     T. Rowe Price Group, Inc.

•     The Gem Group, L.P.

•     The Principal Financial Group

•     The Vanguard Group, Inc.

•     Unified Trust Company, N.A.

•     Wachovia Securities, LLC

•     Wells Fargo Bank, N.A.

•     Wells Fargo Funds Management, LLC

•     Wespac Plan Services, Inc.

•     Wilmington Trust Corporation

The Distributor and/or other Bank of America affiliates may enter into similar arrangements with other financial intermediaries from time to time. Therefore, the preceding list is subject to change at any time without notice.

Additional Financial Intermediary Payments

Financial intermediaries may receive different commissions, sales charge reallowances and other payments with respect to sales of different classes of shares of the Funds. These other payments may include servicing payments to retirement plan administrators and other institutions at rates up to those described above under Brokerage Allocation and Other Practices — Additional Shareholder Servicing Payments. For purposes of this section the term “financial intermediary” includes any broker/dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with the Distributor and other Bank of America affiliates.

The Distributor and other Bank of America affiliates may pay additional compensation to selected financial intermediaries, including other Bank of America affiliates, under the categories described below. These categories are not mutually exclusive, and a single financial intermediary may receive payments under all categories. A financial intermediary also may receive payments described above in Brokerage Allocation and Other Practices — Additional Shareholder Servicing Payments. These payments may create an incentive for a financial intermediary or its representatives to recommend or offer shares of a Fund to its customers. The amount of payments made to financial intermediaries may vary. In determining the amount of payments to be made, the Distributor and other Bank of America affiliates may consider a number of factors, including, without limitation, asset mix and length or relationship with the financial intermediary, the size of the customer/shareholder base of the financial intermediary, the manner in which customers of the financial intermediary make investments in the Funds, the nature and scope of marketing support or services provided by the financial intermediary (as described more fully below) and the costs incurred by the financial intermediary in connection with maintaining the infrastructure necessary or desirable to support investments in the Funds.

These additional payments by the Distributor and other Bank of America affiliates are made pursuant to agreements between the Distributor and other Bank of America affiliates and financial intermediaries, and do not change the price paid by investors for the purchase of a share, the amount a Fund will receive as proceeds from such sales or the distribution fees and expenses paid by the Fund as shown under the heading Fees and Expenses in the Fund’s prospectuses.

Marketing Support Payments

The Distributor and other Bank of America affiliates may make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing support services relating to the Columbia Funds, including, but not limited to, business planning assistance, educating financial

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intermediary personnel about the Funds and shareholder financial planning needs, placement on the financial intermediary’s preferred or recommended fund list or otherwise identifying the Funds as being part of a complex to be accorded a higher degree of marketing support than complexes not making such payments, access to sales meetings, sales representatives and management representatives of the financial intermediary, client servicing and systems infrastructure support. These payments are generally based upon one or more of the following factors: average net assets of the Columbia Funds distributed by the Distributor attributable to that financial intermediary, gross sales of the Columbia Funds distributed by the Distributor attributable to that financial intermediary, reimbursement of ticket charges (fees that a financial intermediary firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment.

While the financial arrangements vary for each financial intermediary, the marketing support payments to each financial intermediary generally are expected to be between 0.05% and 0.35% (between 0.03% and 0.12% in the case of the Money Market Funds) on an annual basis for payments based on average net assets of the Columbia Funds attributable to the financial intermediary, and between 0.10% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Columbia Funds (other than the Money Market Funds) attributable to the financial intermediary. The Distributor and other Bank of America affiliates may make payments in materially larger amounts or on a basis materially different from those described above when dealing with other affiliates of Bank of America. Such increased payments to the other Bank of America affiliate may enable the other Bank of America affiliate to offset credits that it may provide to its customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customer’s investment in a Columbia Fund.

As of the date of this SAI, the Distributor and/or other Bank of America affiliates had agreed to make marketing support payments to the financial intermediaries or their affiliates shown below.

Recipients of Marketing Support Payments from the Distributor and/or other Bank of America affiliates

•     A.G. Edwards & Sons, Inc.

•     AIG Advisor Group

•     Ameriprise Financial Services, Inc.

•     AXA Advisors, LLC

•     Banc of America Securities LLC

•     Banc One Investment Group, LLC

•     Bank of America, N.A.

•     Bank of New York

•     Bear Stearns Securities Corporation

•     BMO Capital Markets Corp.

•     Brown Brothers Harriman & Co.

•     Chicago Mercantile Exchange

•     Citibank, N.A.

•     Citicorp Investment Services

•     Citigroup Global Markets Inc.

•     Commonwealth Financial Network

•     Custodial Trust Company

•     FAS Corp.

•     Fidelity Brokerage Services, Inc.

•     Genworth Financial, Inc.

•     Goldman, Sachs & Co.

•     Harris Corporation

•     Huntington Capital Corp.

•     ING Group

•     J.J.B. Hilliard, W.L. Lyons, Inc.

•     Lincoln Financial Advisors Corp.

•     Linsco/Private Ledger Corp.

•     Mellon Financial Markets, LLC

•     Merrill Lynch, Pierce, Fenner & Smith Incorporated

•     Money Market One

•     Morgan Stanley & Co. Incorporated.

•     National Financial Services LLC

•     Pershing LLC

•     PNC Bank, N.A.

•     Prudential Investment Management Services, LLC

•     Raymond James & Associates, Inc.

•     Raymond James Financial Services, Inc.

•     Security Benefit Life Insurance Company

•     SEI Investments Inc.

•     State Street Global Markets, LLC

•     SVB Securities

•     SunGard Institutional Brokerage Inc.

•     Sun Life Assurance Company of Canada

•     TIAA-CREF Life Insurance Company

•     Transamerica Corporation

•     UBS Financial Services Inc.

•     US Bank National Association

•     Wachovia Securities LLC

•     Webster Investment Services, Inc.

•     Wells Fargo Fund Management LLC

•     Wells Fargo Corporate Trust Services

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The Distributor and/or other Bank of America affiliates may enter into similar arrangements with other financial intermediaries from time to time. Therefore, the preceding list is subject to change at any time without notice.

Other Payments

From time to time, the Distributor, from its own resources, may provide additional compensation to certain financial intermediaries that sell or arrange for the sale of shares of the Funds to the extent not prohibited by laws or the rules of any self-regulatory agency, such as the Financial Industry Regulatory Authority (FINRA). Such compensation provided by the Distributor may include financial assistance to financial intermediaries that enable the Distributor to participate in and/or present at financial intermediary-sponsored conferences or seminars, sales or training programs for invited registered representatives and other financial intermediary employees, financial intermediary entertainment and other financial intermediary-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, retention and due diligence trips. The Distributor makes payments for entertainment events it deems appropriate, subject to the Distributor’s internal guidelines and applicable law. These payments may vary depending upon the nature of the event.

Your financial intermediary may charge you fees or commissions in addition to those disclosed in this SAI. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants may have a financial incentive for recommending a particular Fund or a particular share class over other funds or share classes. See Investment Advisory and Other Services — Other Roles and Relationships of Bank of America and its Affiliates — Certain Conflicts of Interest for more information.

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CAPITAL STOCK AND OTHER SECURITIES

Description of the Trust’s Shares

The Funds offer shares in the classes shown in the table below. Subject to certain limited exceptions discussed in each Fund’s prospectuses, a Fund may no longer be accepting new investments from current shareholders or prospective investors. The Funds, however, may at any time and without notice, offer any of these classes to the general public for investment.

The Trust’s Amended and Restated Declaration of Trust (Declaration of Trust) permits it to issue an unlimited number of full and fractional shares of beneficial interest of each Fund, without par value, and to divide or combine the shares of any series into a greater or lesser number of shares of that Fund without thereby changing the proportionate beneficial interests in that Fund and to divide such shares into classes. Each share of a class of a Fund represents an equal proportional interest in that Fund with each other share in the same class and is entitled to such distributions out of the income earned on the assets belonging to that Fund as are declared in the discretion of the Board. However, different share classes of a Fund pay different distribution amounts, because each share class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

Share Classes Offered by the Funds

Fund	Class A Shares	Class B Shares	Class C Shares	Class E Shares	Class F Shares	Class T Shares	Class Z Shares
Asset Allocation Fund	✓	✓	✓			✓	✓
Liberty Fund	✓	✓	✓				✓
Dividend Income Fund	✓	✓	✓			✓	✓
Common Stock Fund	✓	✓	✓			✓	✓
Disciplined Value Fund	✓	✓	✓			✓	✓
Large Cap Growth Fund	✓	✓	✓	✓	✓	✓	✓
Small Cap Core Fund	✓	✓	✓			✓	✓

Restrictions on Holding or Disposing of Shares

There are no restrictions on the right of shareholders to retain or dispose of the Funds’ shares, other than the possible future termination of the Funds. The Funds may be terminated by reorganization into another mutual fund or by liquidation and distribution of their assets. Unless terminated by reorganization or liquidation, the Fund will continue indefinitely.

Liability

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust's Declaration of Trust disclaims any shareholder liability for acts or obligations of the Funds and the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by a Fund or the Trustees. The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of a Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances (which are considered remote) in which a Fund would be unable to meet its obligations and the disclaimer was inoperative.

The risk of a Fund incurring financial loss on account of another series of the Trust also is believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and the other series of the Trust was unable to meet its obligations.

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Dividend Rights

The shareholders of a Fund are entitled to receive any dividends or other distributions declared for the Fund. No shares have priority or preference over any other shares of a Fund with respect to distributions. Distributions will be made from the assets of a Fund, and will be paid pro rata to all shareholders of the Fund (or class) according to the number of shares of the Fund (or class) held by shareholders on the record date. The amount of income dividends per share may vary between separate share classes of a Fund based upon differences in the way that expenses are allocated between share classes pursuant to a multiple class plan.

Voting Rights and Shareholder Meetings

The Trust is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes. The Trust voluntarily has undertaken to hold a shareholder meeting at which the Board would be elected at least every five years beginning in 2005. Each whole share (or fractional share) outstanding on the record date established in accordance with the Trust’s By-Laws shall be entitled to a number of votes on any matter on which it is entitled to vote equal to the net asset value of the share (or fractional share) in U.S. dollars determined at the close of business on the record date (for example, a share having a net asset value of $10.50 would be entitled to 10.5 votes).

The Trustees may fill any vacancies on the Board except that the Trustees may not fill a vacancy if, immediately after filling such vacancy, less than two-thirds of the Trustees then in office would have been elected to such office by the shareholders. In addition, at such times as less than a majority of the Trustees then in office have been elected to such office by the shareholders, the Trustees must call a meeting of shareholders. Trustees may be removed from office by a written consent signed by holders of a majority of the outstanding shares of the Trust or by a vote of the holders of a majority of the outstanding shares at a meeting duly called for the purpose. Except as otherwise disclosed in a Fund’s prospectuses and this SAI, the Trustees shall continue to hold office and may appoint their successors.

At any shareholders’ meetings that may be held, shareholders of all series would vote together, irrespective of series, on the election of Trustees, but each series would vote separately from the others on other matters, such as changes in the investment policies of that series or the approval of the management agreement for that series. Shares of the Fund and any other series of the Trust that may be in existence from time to time generally vote together except when required by law to vote separately by Fund or by class.

Liquidation Rights

In the event of the liquidation or dissolution of the Trust or the Funds, shareholders of the Funds are entitled to receive the assets attributable to the relevant class of shares of the Funds that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Board may determine.

Preemptive Rights

There are no preemptive rights associated with Fund shares.

Conversion Rights

Shareholders have the right, which is subject to change by the Board, to convert or “exchange” shares of one class for another. Such right is outlined and subject to certain conditions set forth in each Fund’s prospectuses.

Redemptions

Each Fund’s dividend, distribution and redemption policies can be found in its prospectuses under the headings Buying, Selling and Exchanging Shares and Distributions and Taxes. However, the Board may suspend

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the right of shareholders to sell shares when permitted or required to do so by law, or compel sales of shares in certain cases.

Sinking Fund Provisions

The Trust has no sinking fund provisions.

Calls or Assessment

All Fund shares are issued in uncertificated form only, and when issued will be fully paid and non-assessable by the Trust.

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PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchase and Redemption

An investor may buy, sell and exchange shares in the Funds utilizing the methods, and subject to the restrictions, described in the Funds’ prospectuses. The following information supplements that which can be found in the Funds’ prospectuses.

The Funds have authorized one or more broker/dealers to accept buy and sell orders on the Funds’ behalf. These broker/dealers are authorized to designate other intermediaries to accept buy and sell orders on the Funds’ behalf. The Funds will be deemed to have received a buy or sell order when an authorized broker/dealer, or, if applicable, a broker/dealer’s authorized designee, accepts the order. Customer orders will be priced at each Fund’s net asset value next computed after they are accepted by an authorized broker/dealer or the broker’s authorized designee.

The Trust also may make payment for sales in readily marketable securities or other property if it is appropriate to do so in light of the Trust’s responsibilities under the 1940 Act.

Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment for shares during any period when (i) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (ii) the NYSE is closed for other than customary weekend and holiday closings; (iii) the SEC has by order permitted such suspension; (iv) an emergency exists as determined by the SEC. (The Funds may also suspend or postpone the recordation of the transfer of their shares upon the occurrence of any of the foregoing conditions).

The Trust has elected to be governed by Rule 18f-1 under the 1940 Act, as a result of which each Fund is obligated to redeem shares, subject to the exceptions listed above, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of each Fund at the beginning of the period.

Front-End Sales Charge Waivers

The investors listed below can buy Class A shares or Class T shares, Class E shares, without paying a front-end sales charge.

•	Employees of Bank of America (and its predecessors), its affiliates and subsidiaries.

•	Trustees of funds advised or administered by the Advisor.

•	Directors, officers and employees of the Advisor, the Distributor, and their respective successors, any investment sub-advisor and companies affiliated with the Advisor.

•	Insurance company separate accounts for the benefit of group retirement plans.

•	Registered representatives and employees of selling and servicing agents (including their affiliates) that are parties to dealer agreements or other sales arrangements with the Distributor.

•	Broker/dealers if purchases are in accordance with the internal policies and procedures of the employing broker/dealer and made for their own investment purposes.

•	Employees or partners of any service provider to the Columbia Funds.

•	Families of the parties listed above and their beneficial accounts. Family members include: spouses, parents, stepparents, legal guardians, children, stepchildren, father-in-laws and mother-in-laws.

•

Individuals receiving a distribution from a Bank of America trust, fiduciary, custodial or other similar account may use the proceeds of that distribution to buy Class A shares without paying a front-end sales charge, as long as the proceeds are invested in the funds within 90 days of the date of distribution.

•	Registered broker/dealer firms that have entered into a dealer agreement with the Distributor may buy Class A shares without paying a front-end sales charge for their investment account only.

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•	Banks, trust companies and thrift institutions, acting as fiduciaries.

•

Any shareholder who owned shares of any fund of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000 (when all of the then outstanding shares of Columbia Acorn Trust were re-designated Class Z shares) and who since that time has remained a shareholder of any Fund, may buy Class A shares of any Fund without paying a front-end sales charge in those cases where a Columbia Fund Class Z share is not available.

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Galaxy Fund shareholders prior to December 1, 1995; and shareholders who (i) bought Galaxy Fund Prime A shares without paying a front-end sales charge and received Class A shares in exchange for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Prime A shares were originally bought.

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(For Class T shares only) Shareholders who (i) bought Galaxy Fund Retail A shares at net asset value and received Class T shares in exchange for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Retail A shares were originally bought; and Boston 1784 Fund shareholders on the date that those funds were reorganized into Galaxy Funds.

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Class A, Class E and Class T shares (Class E shares and Class T shares are not currently open to new investors) of certain funds may also be bought at reduced or no sales charge by clients of dealers, brokers or registered investment advisors that have entered into arrangements with the Distributor pursuant to which the funds are included as investments options in wrap fee accounts, other managed agency/asset allocation accounts or programs involving fee-based compensation arrangements, and by participants in certain retirement plans.

•	Certain pension, profit-sharing or other employee benefit plans offered to non-U.S. investors.

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At the Fund’s discretion, front-end sales charges may be waived for shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Columbia Funds are a party.

Investors can also buy Class A shares without paying a sales charge if they buy the shares within 365 days of selling Class A shares of the same Fund. This reinstatement privilege allows investors to invest up to the amount of the sale proceeds. The reinstatement privilege does not apply to any shares bought through a previous reinstatement. The Transfer Agent, the Distributor or their agents must receive written reinstatement requests within 365 days after shares are sold.

Contingent Deferred Sales Charges (Class A, Class B, Class C, Class E, Class F and Class T Shares)

Shareholders won’t pay a CDSC on the following transactions:

Death: CDSCs may be waived on sales following the death of: (i) the sole shareholder on an individual account; (ii) a joint tenant where the surviving joint tenant is the deceased’s spouse; or (iii) the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account.

If the account is transferred to an account registered in the name of the deceased’s estate, the CDSC will be waived on any sale from the estate account. If the account is transferred to a new registration and then a sale is requested, the applicable CDSC will be charged.

Systematic Withdrawal Plan (SWP): CDSCs may be waived on sales occurring pursuant to a monthly, quarterly or semi-annual SWP established with the Transfer Agent, to the extent that the sales do not exceed, on an annual basis, 12% of the account’s value at the time that the SWP is established. Otherwise a CDSC will be charged on SWP sales until this requirement is met; this requirement does not apply if the SWP is set up at the time the account is established, and distributions are being reinvested.

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Disability: CDSCs may be waived on sales after the sole shareholder on an individual account or a joint tenant on a joint tenant spousal account becomes disabled (as defined by Section 72(m)(7) of the Code). To be eligible for such a waiver: (i) the disability must arise after the purchase of shares; (ii) the disabled shareholder must have been under the age of 65 at the time of the initial determination of disability; and (iii) a letter from a physician must be signed under penalty of perjury stating the nature of the disability. If the account is transferred to a new registration and then shares are sold, the applicable CDSC will be charged.

Death of a trustee: CDSCs may be waived on sales occurring upon dissolution of a revocable living or grantor trust following the death of the sole trustee where: (i) the grantor of the trust is the sole trustee and the sole life beneficiary, and (ii) death occurs following the purchase, and (iii) the trust document provides for the dissolution of the trust upon the trustee’s death. If the account is transferred to a new registration (including that of a successor trustee), the applicable CDSC will be charged upon any subsequent sale.

Health savings accounts: CDSCs may be waived on shares sold by health savings accounts sponsored by third party platforms, including those sponsored by Bank of America affiliates.

Returns of excess contributions: CDSCs may be waived on sales required to return excess contributions made to retirement plans or individual retirement accounts, so long as the financial intermediary agrees to return the applicable portion of any commission paid by the Distributor.

Qualified retirement plans: CDSCs may be waived on shares sold by employee benefit plans created according to Section 403(b) of the Code and sponsored by a non-profit organization qualified under Section 501(c)(3) of the Code. To qualify for the waiver, the plan must be a participant in an alliance program that has signed an agreement with Columbia Funds or the Distributor.

Return of commission: CDSCs may be waived on shares sold by intermediaries that are part of the Columbia Funds selling group where the intermediary has entered into an agreement with Columbia Funds not to receive (or to return if received) all or any applicable portion of an upfront commission.

Non-U.S. investors: CDSCs may be waived on shares sold by or distributions from certain pension, profit-sharing or other employee benefit plans offered to non-US investors.

IRS Section 401 and 457: CDSCs may be waived on shares sold by certain pension, profit-sharing or other employee benefit plans established under Section 401 or 457 of the Code.

Medical payments: CDSC may be waived on shares sold for medical payments that exceed 7.5% of income, and distributions made to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least twelve weeks.

Shares liquidated by transfer agent: CDSC may be waived for shares sold under the Distributor’s right to liquidate a shareholder’s account, including but not limited to, instances where the aggregate net asset value of Class A, Class B or Class C shares held in the account is less than the minimum account size.

Plans of reorganization: At the Fund’s discretion, CDSC may be waived for shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the fund is a party.

A CDSC may be waived on the sale of Class C shares sold by a non-profit organization qualified under Section 501(c)(3) of the Code in connection with the Banc of America Capital Management Charitable Giving Program.

Anti-Money Laundering Compliance

The Funds are required to comply with various anti-money laundering laws and regulations. Consequently, the Funds may request additional required information from you to verify your identity. Your application will be

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rejected if it does not contain your name, social security number, date of birth and permanent street address. If at any time the Funds believe a shareholder may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Funds may choose not to establish a new account or may be required to “freeze” a shareholder’s account. The Funds also may be required to provide a governmental agency with information about transactions that have occurred in a shareholder’s account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit the Funds to inform the shareholder that it has taken the actions described above.

Offering Price

The share price of each Fund is based on each Fund’s net asset value per share, which is calculated separately for each class of shares as of the close of regular trading on the NYSE (which is usually 4:00 p.m. Eastern time unless the NYSE closes earlier) on each day the Funds are open for business, unless the Board determines otherwise.

The value of each Fund’s portfolio securities for which a market quotation is available is determined in accordance with the Trust’s valuation procedures. In general terms, the valuation procedures provide that domestic exchange traded securities (other than NASDAQ listed equity securities) generally will be valued at their last traded sale prices as reported on the principal exchange where those securities are traded. If no sales of those securities are reported on a particular day on the principal exchange, the securities generally will be valued at the mean between the latest bid and asked prices as reported on the principal exchange where those securities are traded. Securities traded on a foreign securities exchange will generally be valued at their last sale prices on the exchange where the securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices (in the case of securities held long) or ask prices (in the case of securities held short) as reported by that exchange. Securities traded primarily on NASDAQ will generally be valued at the NASDAQ Official Closing Price (NOCP) (which is the last trade price at or before 4:00:02 p.m. (Eastern Time) adjusted up to NASDAQ’s best bid price if the last trade price is below such bid price or adjusted down to NASDAQ’s best ask price if the last trade price is above such ask price). If no NOCP is available, the security will generally be valued at the last sale price shown on NASDAQ prior to the calculation of the NAV of the Fund. If no sale price is shown on NASDAQ, the latest bid price will be used. If no sale price is shown and no latest bid price is available, the price will be deemed “stale” and the value will be determined in accordance with the Funds’ fair valuation procedures.

Securities not traded upon any exchange will generally be valued at the mean between the latest bid and asked prices based upon quotes furnished by the appropriate market makers. If quoted prices are unavailable or are believed to be inaccurate, market values will generally be determined based on quotes obtained from one or more broker(s) or dealer(s) or based on a price obtained from a reputable independent pricing service.

Financial futures will generally be valued at the latest reported sales price. Forward foreign currency contracts will generally be valued using market quotations from a widely used quotation system that reflects the current cost of covering or off-setting the contract. Exchange traded options will generally be valued at the latest reported sales price on their exchange. If there is no reported sale on the valuation date, the options will generally be valued at the mean between the latest bid and asked prices.

Over-the-counter derivatives will generally be valued at fair value in accordance with the Funds’ fair valuation procedures.

Repurchase agreements will generally be valued at a price equal to the amount of the cash invested in the repurchase agreement at the time of valuation. The market value of the securities underlying a repurchase agreement will be determined in accordance with the procedures above, as appropriate, for the purpose of determining the adequacy of collateral.

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Shares of open-end investment companies held in each Fund’s portfolio will generally be valued at the latest net asset value reported by the investment company.

Debt securities will generally be valued by a pricing service which may employ a matrix or other indications of value, including but not limited to broker quotes, to determine valuations for normal institutional size trading units. The matrix can take into account various factors including, without limitation, bids, yield spreads, and/or other market data and specific security characteristics (e.g., credit quality, maturity and coupon rate). Debt securities for which a pricing service does not furnish valuations and for which market quotations are readily available will generally be valued based on the mean of the latest bid prices obtained from one or more dealers. Debt securities with remaining maturities of 60 days or less will, absent unusual circumstances, be valued at amortized cost.

Securities for which market quotations are not readily available for any reason, including that the latest quotation is deemed unreliable or unreasonable, securities and other assets and liabilities are valued at “fair value” as determined in good faith by the Advisor’s valuation committee. In general, any one or more of the following factors may be taken into account in determining fair value: the fundamental analytical data relating to the security; the value of other financial instruments, including derivative securities, traded on other markets or among dealers; trading volumes on markets, exchanges, or among dealers; values of baskets of securities traded on other markets; changes in interest rates; observations from financial institutions; government (domestic or foreign) actions or pronouncements; other news events; information as to any transactions or offers with respect to the security; price and extent of public trading in similar securities of the issuer or comparable companies; nature and expected duration of the event, if any, giving rise to the valuation issue; pricing history of the security; the relative size of the position in the portfolio; and other relevant information.

With respect to securities traded on foreign markets, the following factors also may be relevant: the value of foreign securities traded on other foreign markets; ADR trading; closed-end fund trading; foreign currency exchange activity; and the trading of financial products that are tied to baskets of foreign securities, such as World Equity Benchmark Shares™.

The Board has determined, and the valuation procedures provide, that in certain circumstances it may be necessary to use an alternative valuation method, such as in-kind redemptions with affiliated benefit plans where the Department of Labor requires that valuation to be done in accordance with Rule 17a-7 of the 1940 Act.

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TAXATION

The following information supplements and should be read in conjunction with the section in the Funds’ prospectuses entitled Distributions and Taxes. The prospectuses generally describe the U.S. federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning federal income and certain state taxes. It is based on the Code, applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as in effect as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address most state, local or foreign tax matters.

A shareholder’s tax treatment may vary depending upon his or her particular situation. This discussion applies only to shareholders holding Fund shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares throughtax-advantaged accounts (such as 401(k) Plan Accounts or Individual Retirement Accounts), shareholders making a gift or holding Fund shares through a trust, financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither citizens nor residents of the United States, shareholders holding Fund shares as part of a hedge, straddle, or conversion transaction, and shareholders who are subject to the federal alternative minimum tax.

The Trust has not requested and will not request an advance ruling from the IRS as to the federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion and the discussions in the prospectuses applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult with their own tax advisors and financial planners regarding the federal tax consequences of an investment in a Fund, the application of state, local, or foreign laws, and the effect of any possible changes in applicable tax laws to their investment in the Funds.

Qualification as a Regulated Investment Company

It is intended that each Fund qualify as a “regulated investment company” under Subchapter M of Subtitle A, Chapter 1 of the Code. Each Fund will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to each Fund, even though each Fund is a series of the Trust. Furthermore, each Fund will separately determine its income, gains, losses, and expenses for federal income tax purposes.

In order to qualify as a regulated investment company under the Code, each Fund must, among other things, derive at least 90% of its gross income each taxable year generally from (i) dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts) and (ii) net income derived from an interest in a qualified publicly traded partnership, as defined below. In general, for purposes of this 90% gross income requirement, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (defined as a partnership (x) the interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof (y) that derives at least 90% of its income from the passive income sources defined in Code section 7704(d), and (z) that derives less than 90% of its income from the qualifying income described in clause (i) above) will be treated as qualifying income. Certain of a Fund’s investments in master limited partnerships (MLPs) may qualify as qualified publicly traded partnerships. In addition, although in general the passive loss rules do not apply to a regulated investment company, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.

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Each Fund must also diversify its holdings so that, at the end of each quarter of a Fund’s taxable year: (i) at least 50% of the fair market value of its assets consists of (A) cash and cash items (including receivables), U.S. government securities and securities of other regulated investment companies, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed 5% of the value of a Fund’s total assets and are not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of a Fund’s total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), the securities of two or more issuers the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. In addition, for purposes of meeting this diversification requirement, the term “outstanding voting securities of such issuer” includes the equity securities of a qualified publicly traded partnership and in the case of a Fund’s investments in loan participations, the Fund shall treat both the financial intermediary and the issuer of the underlying loan as an issuer. The qualifying income and diversification requirements applicable to a Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts, and swap agreements, as well as the extent to which it can invest in MLPs.

In addition, each Fund generally must distribute to its shareholders at least 90% of its investment company taxable income for each taxable year, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, and at least 90% of its net tax-exempt interest income earned in each taxable year.

If a Fund meets all of the regulated investment company requirements, it generally will not be subject to federal income tax on any of the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, a Fund generally must make the distributions in the same year that it realizes the income and gain, although in certain circumstances, a Fund may make the distributions in the following taxable year. Shareholders generally are taxed on any distributions from a Fund in the year they are actually distributed. If a Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, however, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the first taxable year. The Fund generally intends to distribute its net income and gain in a timely manner to maintain its status as a regulated investment company and eliminate Fund-level federal income taxation of such income and gain. However, no assurance can be given that the Fund will not be subject to federal income taxation.

Moreover, it is possible that a Fund will retain for investment all or a portion of its net capital gain. If a Fund retains any net capital gain, it will be subject to a tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

If, for any taxable year, a Fund were to fail to qualify as a regulated investment company under the Code or were to fail to meet the distribution requirements, it would be taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders, and all distributions from the Fund’s current and accumulated earnings and profits (including any distributions of its net tax-exempt income and net long-term capital gains) to its shareholders will be taxable to shareholders as dividend income. To qualify again to be taxed as a regulated investment company in a subsequent year, the Fund might be required to distribute to its shareholders its earnings and profits attributable to non-regulated investment company years. In addition, if a Fund which has previously qualified as a regulated investment company were to fail to qualify as a regulated investment company for a period greater than two taxable years, the Fund generally would be required to

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recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to taxation on such built-in gain recognized for a period of ten years, in order to re-qualify as a regulated investment company in a subsequent year.

Excise Tax

If a Fund fails to distribute by December 31 of each calendar year at least 98% of its ordinary income (excluding capital gains and losses for that year), at least 98% of its capital gain net income (adjusted for net ordinary losses) for the 1-year period ending on October 31 of that year, and any of its ordinary income and capital gain net income from previous years that were not distributed during such years, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. Each Fund generally intends to actually distribute or be deemed to have distributed (as described earlier) substantially all of its net income and gain, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. In addition, a Fund will be treated as having distributed any amount on which it is subject to corporate income tax for the taxable year ending in such calendar year. However, no assurance can be given that a Fund will not be subject to the excise tax. Moreover, each Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, if the amount of excise tax to be paid is deemed de minimis by a Fund).

Capital Loss Carryforwards

A Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Fund’s capital loss carryforward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried forward capital losses, such future capital gains are not subject to fund-level federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Funds do not expect to distribute any such offsetting capital gains. The Funds cannot carry back or carry forward any net operating losses.

If a Fund engages in a reorganization, either as an acquiring fund or acquired fund, its capital loss carryforwards (if any), its unrealized losses (if any), or any such losses of other funds participating in the reorganization, may be subject to severe limitations that could make such losses substantially unusable. The Funds have engaged in reorganizations in the past and may engage in reorganizations in the future.

Equalization Accounting

Each Fund may use the so-called “equalization method” of accounting to allocate a portion of its “accumulated earnings and profits,” which generally equals a Fund’s undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund’s total returns, it may reduce the amount of income and gains that the Fund would otherwise distribute to continuing shareholders as dividends by reducing the effect of redemptions of Fund shares on Fund distributions to shareholders. The IRS has not sanctioned the particular equalization method used by the Funds, and thus the Funds’ use of this method may be subject to IRS scrutiny.

Taxation of Fund Investments

In general, realized gains or losses on the sale of securities held by a Fund will be treated as capital gains or losses, and long-term capital gains or losses if the Fund has held the securities for more than one year at the time of disposition.

If a Fund purchases a debt obligation with original issue discount (OID) (generally a debt obligation with a purchase price less than its principal amount, such as a zero-coupon bond), the Fund may be required to annually include in its taxable income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. Inflation-protected bonds generally

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can be expected to produce OID income as their principal amounts are adjusted upward for inflation. A Fund generally will be required to make distributions to shareholders representing the OID income on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Fund. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by a Fund which the Fund otherwise might have continued to hold; obtaining such cash might be disadvantageous for the Fund. In addition, payment-in-kind securities similarly will give rise to income which is required to be distributed even though a Fund holding the security receives no interest payment in cash on the security during the year.

A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes. In general, gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by a Fund at a market discount, generally at a price less than its principal amount, will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation.

If a Fund invests in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default, special tax issues may exist for the Fund. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by a Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

If an option granted by a Fund is sold, lapses or is otherwise terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses realized by a Fund in the sale, exchange, exercise or other disposition of an option may be deferred if they result from a position that is part of a “straddle,” discussed below. If securities are sold by a Fund pursuant to the exercise of a covered call option granted by it, the Fund generally will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received from its cost basis in the securities purchased.

Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed index options used by a Fund will be deemed “Section 1256 contracts.” A Fund will be required to “mark to market” any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the “mark-to-market” rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss as described below. These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Transactions that qualify as designated hedges are exempt from the mark-to-market rule and the “60%/40%” rule and may require the Fund to defer the recognition of losses on certain futures contracts, foreign currency contracts, and non-equity options.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options, futures contracts, forward contracts and similar instruments relating to foreign currency, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of the Fund’s income. Under future

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Treasury Regulations, any such transactions that are not directly related to a Fund’s investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign exchange loss exceeds a Fund’s net investment company taxable income (computed without regard to such loss) for a taxable year, the resulting ordinary loss for such year will not be available as a carryforward and thus cannot be deducted by the Fund or its shareholders in future years.

Offsetting positions held by a Fund involving certain derivative instruments, such as financial forward, futures and options contracts, may be considered, for federal income tax purposes, to constitute “straddles.” “Straddles” are defined to include “offsetting positions” in actively traded personal property. The tax treatment of “straddles” is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund is treated as entering into a “straddle” and at least one (but not all) of the Fund’s positions in derivative contracts comprising a part of such straddle is governed by Section 1256 of the Code, described above, then such straddle could be characterized as a “mixed straddle.” A Fund may make one or more elections with respect to “mixed straddles.” Depending upon which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions. As a result, the straddle rules could cause distributions that would otherwise constitute qualified dividend income to fail to satisfy the applicable holding period requirements (as described below) and therefore to be treated as ordinary income. Furthermore, the Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle, including any interest on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Because the application of the straddle rules may affect the character and timing of gains and losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the situation where a Fund had not engaged in such transactions.

If a Fund enters into a “constructive sale” of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale of an appreciated financial position occurs when a Fund enters into certain offsetting transactions with respect to the same or substantially identical property, including: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon a Fund’s holding period in the appreciated financial position. Losses realized from a sale of a position that was previously the subject of a constructive sale will be recognized when the position is subsequently disposed of. The character of such losses will depend upon a Fund’s holding period in the position beginning with the date the constructive sale was deemed to have occurred and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to certain closed transactions, including if such a transaction is closed on or before the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position unhedged throughout the 60-day period beginning with the day such transaction was closed.

The amount of long-term capital gain a Fund may recognize from certain derivative transactions with respect to interests in certain pass-through entities is limited under the Code’s constructive ownership rules. The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

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In addition, a Fund’s transactions in securities and certain types of derivatives (e.g., options, futures contracts, forward contracts and swap agreements) may be subject to other special tax rules, such as the wash- sale rules or the short-sale rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains, and/or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

Certain of a Fund’s hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If a Fund’s book income exceeds its taxable income, a distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a Fund’s book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Rules governing the federal income tax aspects of derivatives, including swap agreements, are in a developing stage and are not entirely clear in certain respects, particularly in light of a 2006 IRS revenue ruling that held that income from a derivative contract with respect to a commodity index is not qualifying income for a regulated investment company. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a regulated investment company might be jeopardized. Certain requirements that must be met under the Code in order for each Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in derivatives transactions.

The Fund may invest in REITs. Investments in REIT equity securities may require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. The Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income (as defined below).

Some of the REITs in which the Fund invests may be permitted to hold residual interests in REMICs or taxable mortgage pools (TMPs), or such REITs may themselves constitute TMPs. Under an IRS notice and Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC or a TMP (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company, such as each Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related residual interest directly. As a result, the Fund may not be a suitable investment for certain tax-exempt shareholders, as noted under Tax-Exempt Shareholders below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (UBTI) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax.

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Some amounts received by a Fund from its investments in MLPs will likely be treated as returns of capital because of accelerated deductions available with respect to the activities of MLPs. On the disposition of an investment in such an MLP, the Fund will likely realize taxable income in excess of economic gain from that asset (or if a Fund does not dispose of the MLP, the Fund will likely realize taxable income in excess of cash flow received by the Fund from the MLP in a later period), and the Fund must take such income into account in determining whether the Fund has satisfied its distribution requirements. The Fund may have to borrow or liquidate securities to satisfy its distribution requirements and meet its redemption requests, even though investment considerations might otherwise make it undesirable for the Fund to sell securities or borrow money at the time.

“Passive foreign investment companies” (PFICs) are generally defined as foreign corporations where at least 75% of their gross income for their taxable year is income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or at least 50% of their assets on average produce such passive income. If a Fund acquires any equity interest in a PFIC, the Fund could be subject to federal income tax and interest charges on “excess distributions” received from the PFIC or on gain from the sale of such equity interest in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions may have been classified as capital gain.

A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require a Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Funds may attempt to limit and/or manage their holdings in PFICs to minimize their tax liability or maximize their returns from these investments but there can be no assurance they will be able to do so. Moreover, because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, a Fund may incur the tax and interest charges described above in some instances. Dividends paid by PFICs will not be eligible to be treated as qualified dividend income (as defined below).

In addition to the investments described above, prospective shareholders should be aware that other investments made by the Funds may involve complex tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds seek to avoid significant noncash income, such noncash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Funds could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements.

Taxation of Distributions

All distributions paid out of a Fund’s current and accumulated earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported by each shareholder who is required to file a U.S. federal income tax return. Dividends and distributions on a Fund’s shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. For federal income tax purposes, a Fund’s earnings and profits, described above, are determined at the end of the Fund’s taxable year and are allocated pro rata to distributions paid over the entire year. Distributions in excess of a Fund’s current and accumulated earnings and profits will first be treated as a return of capital up to the amount of a shareholder’s tax basis in his or her Fund shares and then as capital gain. A Fund may make distributions in excess of its earnings and profits to a limited extent, from time to time.

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For federal income tax purposes, distributions of investment income are generally taxable as ordinary income, and distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. In addition, distributions attributable to gain from the sale of MLPs that are characterized as ordinary income under the Code’s recapture provisions will be taxable as ordinary income. Distributions designated by a Fund as capital gain dividends will be taxable to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund’s actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares, and do not qualify as dividends for purposes of the dividends-received deduction or as qualified dividend income (defined below). Each Fund will designate capital gain distributions, if any, in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year.

Corporate Shareholders

Subject to limitations and other rules, a corporate shareholder of a Fund may be eligible for the dividends-received deduction on Fund distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder would qualify for such a deduction. For eligible corporate shareholders, the dividends-received deduction may be subject to certain reductions, and a distribution by a Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met. These requirements are complex; therefore, corporate shareholders of the Funds are urged to consult their own tax advisors and financial planners.

As discussed above, a portion of the interest paid or accrued on certain high-yield discount obligations owned by a Fund may not (and interest paid on debt obligations, if any, that are considered for tax purposes to be payable in the equity of the issuer or a related party will not) be deductible to the issuer. If a portion of the interest paid or accrued on certain high-yield discount obligations is not deductible, that portion will be treated as a dividend for purposes of the corporate dividends received deduction. In such cases, if the issuer of the high-yield discount obligations is a domestic corporation, dividend payments by a Fund may be eligible for the dividends-received deduction to the extent of the dividend portion of such accrued interest.

Sales and Exchanges of Fund Shares

If a shareholder sells or exchanges his or her Fund shares, he or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and his or her tax basis in the shares. This gain or loss will be long-term capital gain or loss if he or she has held such Fund shares for more than one year at the time of the sale or exchange, and short-term capital gain or loss otherwise.

If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, as a result of having initially acquired those shares, he or she subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred in acquiring the Fund’s shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder realizes a loss on a disposition of Fund shares, the loss will be disallowed under “wash sale” rules to the extent that he or she purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be reflected in an adjustment to the tax basis of the purchased shares.

If a shareholder receives or is deemed to receive a long-term capital gain distribution with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain distribution.

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Foreign Taxes

Amounts realized by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass-through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund, which may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. It is not expected that any of the Funds will qualify for this election.

Federal Income Tax Rates

As of the printing of this SAI, the maximum stated federal income tax rate applicable to individuals generally is 35% for ordinary income and 15% for net long-term capital gain.

Current federal income tax law also provides for a maximum individual federal income tax rate applicable to “qualified dividend income” equal to the highest net long-term capital gains rate, which generally is 15%. In general, “qualified dividend income” is income attributable to dividends received by a Fund in taxable years beginning on or before December 31, 2010 from certain domestic and foreign corporations, as long as certain holding period and other requirements are met by the Fund with respect to the dividend-paying corporation’s stock and by the shareholders with respect to the Fund’s shares. If 95% or more of a Fund’s gross income (excluding net long-term gain over net short-term capital loss) constitutes qualified dividend income, all of its distributions (other than capital gain dividends) will be generally treated as qualified dividend income in the hands of individual shareholders, as long as they have owned their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund’s ex-dividend date (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date). In general, if less than 95% of a Fund’s income is attributable to qualified dividend income, then only the portion of the Fund’s distributions that are attributable to qualified dividend income and designated as such in a timely manner will be so treated in the hands of individual shareholders who meet the aforementioned holding period requirements. Payments received by a Fund from securities lending, repurchase and other derivative transactions ordinarily will not qualify. The rules attributable to the qualification of Fund distributions as qualified dividend income are complex, including the holding period requirements. Individual Fund shareholders therefore are urged to consult their own tax advisors and financial planners.

The maximum stated corporate federal income tax rate applicable to ordinary income and net capital gain is 35%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. Federal income tax rates are set to increase in future years under various “sunset” provisions of federal income tax laws.

Backup Withholding

The Funds generally are required to withhold, and remit to the U.S. Treasury, subject to certain exemptions, an amount equal to 28% of all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder if (1) the shareholder fails to furnish the Fund with a correct “taxpayer identification number” (TIN) or has not certified to the Fund that withholding does not apply or (2) the IRS notifies the Fund that the shareholder’s TIN is incorrect or the shareholder is otherwise subject to backup withholding. This backup withholding is not an additional tax imposed on the shareholder. The shareholder may apply amounts required to be withheld as a credit against his or her future federal income tax liability, provided that the required information is furnished to the IRS. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. The rate of backup withholding is set to increase for amounts distributed or paid after December 31, 2010.

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Tax-Deferred Plans

The shares of the Funds may be available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts. Prospective investors should contact their tax advisors and financial planners regarding the tax consequences to them of holding Fund shares through such plans and/or accounts.

Foreign Shareholders

In general, dividends other than capital gain dividends paid by the Fund to a shareholder that is not a “U.S. person” within the meaning of the Code (a “foreign shareholder”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate), even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, very generally, for taxable years beginning before January 1, 2008, certain eligible distributions properly designated by a Fund as “interest-related distributions” will be exempt from federal income tax withholding. Interest-related distributions are generally attributable to the Fund’s net U.S.- Source interest income earned on certain debt obligations and paid to a foreign shareholder. In order to qualify as an interest-related distribution, the Fund must designate a distribution as such in a written notice mailed to its shareholders not later than 60 days after the close of the Fund’s taxable year. The exemption for interest-related distributions does not apply to distributions to a foreign shareholder (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest received by the Fund from a person who is a related person with respect to the foreign shareholder and the foreign shareholder is a controlled foreign corporation. Notwithstanding the foregoing, if a distribution described above is “effectively connected” with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a U.S. permanent establishment) of the recipient foreign shareholder, federal income tax withholding and exemptions attributable to foreign persons will not apply and the distribution will be subject to the tax, reporting and withholding requirements generally applicable to U.S. persons.

In general, a foreign shareholder’s capital gains realized on the disposition of Fund shares, capital gain distributions and, with respect to taxable years of a Fund beginning before January 1, 2008, “short-term capital gain distributions” (defined below) are not subject to federal income or withholding tax, provided that the Fund obtains a properly completed and signed certificate of foreign status, unless: (i) such gains or distributions are effectively connected with a U.S. trade or business (or, if an income tax treaty applies, are attributable to a U.S. permanent establishment) of the foreign shareholder; (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the sale or receipt of the capital gain distribution and certain other conditions are met; or (iii) the Fund shares on which the foreign shareholder realized gain constitute U.S. real property interests (USRPIs) or, in certain cases, distributions are attributable to gain from the sale or exchange of a USRPI, as discussed below. If such gains or distributions are effectively connected with a U.S. trade or business (or are attributable to a U.S. permanent establishment of the foreign shareholder pursuant to an applicable income tax treaty), the tax, reporting and withholding requirements applicable to U.S. persons generally will apply to the foreign shareholder. If such gains or distributions are not effectively connected for this purpose, but the foreign shareholder meets the requirements of clause (ii) described above, such gains and distributions will be subject to U.S. federal income tax at a 30% rate (or such lower rate as may be provided under an applicable income tax treaty). “Short-term capital gain distributions” are distributions attributable to a Fund’s net short-term capital gain in excess of its net long-term capital loss and properly designated as such by the Fund in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year.

Legislation was proposed but did not pass in 2007 to extend the exemption from withholding for interest-related distributions and short-term capital gain distributions for one year, i.e., for taxable years beginning before January 1, 2009. It is unclear whether similar legislation will be enacted in 2008. Even if permitted to do so, the

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Funds provide no assurance that they will designate any distributions as interest-related distributions or short-term capital gain distributions. Depending on the circumstances, the Fund may make such designations with respect to all, some or none of its potentially eligible distributions and/or treat such distributions, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a foreign shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund makes a designation with respect to a payment. Foreign persons should contact their intermediaries regarding the application of these rules to their accounts.

Special rules apply to distributions to foreign shareholders from a Fund that is either a “U.S. real property holding corporation” (USRPHC) or would be a USRPHC but for the operation of certain exceptions to the definition thereof. Additionally, special rules apply to the sale of shares in a Fund that is a USRPHC. Very generally, a USRPHC is a domestic corporation that holds USRPIs – defined very generally as any interest in U.S. real property or any equity interest in a USRPHC – the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States and other assets. A Fund that holds (directly or indirectly) significant interests in REITs may be a USRPHC. The special rules discussed below will also apply to distributions from a Fund that would be a USRPHC absent exclusions from USRPI treatment for interests in domestically controlled REITs and not-greater-than 5% interests in publicly traded classes of stock in REITs.

If a Fund is a USRPHC or would be but for the above-mentioned exceptions from the definition of USRPIs, amounts the Fund receives from REITs derived from gains realized from USRPIs will retain the character as such in the hands of the Fund’s foreign shareholders, as will any direct USRPI gain the Fund recognizes. In the hands of a foreign shareholder that holds (or has held in the prior year) more than a 5% interest in the Fund, such amounts will be treated as gains “effectively connected’ with the conduct of a “U.S. trade or business,” and subject to tax at graduated rates, thus requiring the filing of a U.S. income tax return for the year recognized; the Fund must withhold 35% of the amount of such distribution. In the case of all other foreign shareholders (i.e., those with a 5%-or-smaller interest in the Fund), the USRPI distribution will be treated as ordinary income (regardless of any designation by the Fund that such distribution is a capital gain dividend), and the Fund must withhold 30% (or a lower applicable treaty rate) of the amount of the distribution paid to such foreign shareholder. Foreign shareholders of such Funds are also subject to “wash sale” rules to prevent the avoidance of the tax-filing and –payment obligations discussed in the above paragraphs through the sale and repurchase of Fund shares.

In addition, a Fund that is a USRPHC must withhold 10% of the amount realized in redemption by a greater-than 5% foreign shareholder, and that shareholder must file a U.S. income tax return for the year of the disposition of the USRPI and pay any additional tax due on the gain. Prior to January 1, 2008, no withholding generally is required with respect to amounts paid in redemption of shares of a Fund that is a USRPHC and is also domestically controlled. Legislation was proposed but did not pass in 2007 to extend the exemption from withholding until January 1, 2009. It is unclear whether similar legislation will be enacted in 2008.

In order for a foreign investor to qualify for exemption from the backup withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in the Fund should consult their tax advisers in this regard.

If a shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States.

A beneficial holder of shares who is a foreign person may be subject to state and local tax and to the U.S. federal estate tax in addition to the federal tax on income referred to above.

Special rules apply to foreign partnerships and those holding Fund shares through foreign partnerships.

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Tax-Exempt Shareholders

Under current law, the Funds serve to “block” (that is, prevent the attribution to shareholders of) UBTI from being realized by tax-exempt shareholders. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

It is possible that a tax-exempt shareholder will also recognize UBTI if the Fund recognizes “excess inclusion income” (as described above) derived from direct or indirect investments in REMIC residual interests or TMPs. Furthermore, any investment in residual interests of a CMO that has elected to be treated as a REMIC can create complex tax consequences, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders.

In addition, special tax consequences apply to charitable remainder trusts (CRTs) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or in TMPs. Under legislation enacted in December 2006, a CRT, as defined in section 664 of the Code, that realizes any UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in November 2006, a CRT will not recognize UBTI solely as a result of investing in a Fund that recognizes “excess inclusion income”. Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes “excess inclusion income,” then the Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which the IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, each Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. The Funds have not yet determined whether such an election will be made. CRTs are urged to consult their tax advisors concerning the consequences of investing in a Fund.

Tax Shelter Reporting Regulations

Under Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

103

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of December 31, 2007, the name, address and percentage of ownership of each person who may be deemed to be a “principal holder “(i.e., owns of record or is known by the Trust to own beneficially 5% or more of any class of a Fund’s outstanding shares) is listed below.

Principal Holder Ownership of the Funds

Fund / Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
Asset Allocation Fund Class Z	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FOR EXCLUSIVE OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	473,379.4250	5.12%

Asset Allocation Fund Class Z	BANK OF AMERICA NA ATTN JOAN WRAY/FUNDS ACCOUNTING 411 N AKARD ST DALLAS TX 75201-3307	664,954.5050	7.19%

Asset Allocation Fund Class Z	GPC SECURITIES INC AS AGENT FOR BANK OF AMERICA FBO LEVINTON MANUFACTURING CO, INC. RETIREMENT SAVINGS PLANS P.O. BOX 105117 ATLANTA, GA 30348-5117	510,660.9120	5.52%

Common Stock Fund Class C	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	7,901.7800	6.38%

Common Stock Fund Class C	FIRST CLEARING, LLC LATONYA LESTER IRREV TRUST WANDA THOMPSON TTEE 11 HARNEYWORLD ST. LOUIS, MO 63136-2401	9,001.4100	7.27%

Common Stock Fund Class C	FRANCES SHEEHY TTEE LIBERTY OXYGEN & HOME CARE 401K 4820 PARK GLEN ROAD ST. LOUIS PARK, MN 55416-5702	9,447.2790	7.63%

104

Fund / Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
Common Stock Fund Class C	WELLS FARGO INVESTMENTS LLC 625 MARQUETTE AVE, FL 13 MINNEAPOLIS, MN 55402-2308	15,663.2410	12.65%

Common Stock Fund Class C	LPL FINANCIAL SERVICES 9785 TOWNE CENTER DR SAN DIEGO, CA 92121-1968	7,005.1990	5.66%

Common Stock Fund Class Z	BANK OF AMERICA NA ATTN JOAN WRAY/FUNDS ACCOUNTING 411 N AKARD ST DALLAS TX 75201-3307	5,770,984.5600	35.54%

Common Stock Fund Class Z	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FOR EXCLUSIVE OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	1,145,477.7820	7.05%

Disciplined Value Fund Class A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FOR EXCLUSIVE OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	257,238.2910	11.59%

Disciplined Value Fund Class C	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	34,309.3520	8.40%

Disciplined Value Fund Class Z	GPC SECURITIES INC AS AGENT FOR BANK OF AMERICA FBO LEVINTON MANUFACTURING CO, INC. RETIREMENT SAVINGS PLANS P.O. BOX 105117 ATLANTA, GA 30348-5117	1,061,780.2520	5.01%

105

Fund / Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
Disciplined Value Fund Class Z	GPC SECURITIES INC AS AGENT FOR BANK OF AMERICA FBO AEROFLEX INC. EMPLOYEES 401K PLAN P.O. BOX 105117 ATLANTA, GA 30348-5117	1,129,626.0390	5.33%

Disciplined Value Fund Class Z	BANK OF AMERICA NA ATTN JOAN WRAY/FUNDS ACCOUNTING 411 N AKARD ST DALLAS TX 75201-3307	17,113,451.8750	80.69%

Dividend Income Fund Class A	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	1,586,908.2270	6.53%

Dividend Income Fund Class B	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	177,876.2830	5.37%

Dividend Income Fund Class B	CITIGROUP GLOBAL MARKETS, INC. HOUSE ACCOUNT ATTN: PETER BOOTH 7TH FLOOR 333 W. 34TH STREET NEW YORK, NY 10001-2402	221,703.8230	6.70%

Dividend Income Fund Class C	CITIGROUP GLOBAL MARKETS, INC. HOUSE ACCOUNT ATTN: PETER BOOTH 7TH FLOOR 333 W. 34TH STREET NEW YORK, NY 10001-2402	193,828.9140	14.66%

106

Fund / Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
Dividend Income Fund Class C	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	98,991.7100	7.49%

Dividend Income Fund Class Z	BANK OF AMERICA NA ATTN JOAN WRAY/FUNDS ACCOUNTING 411 N AKARD ST DALLAS TX 75201-3307	35,182,061.3260	87.45%

Large Cap Growth Fund Class C	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	106,546.6730	12.01%

Large Cap Growth Fund Class Z	BANK OF AMERICA NA ATTN JOAN WRAY/FUNDS ACCOUNTING 411 N AKARD ST DALLAS TX 75201-3307	18,938,392.7640	38.14%

Liberty Fund Class Z	SE BOO KANG & IN SOON KANG JTRWOS 1305 KING ARTHUR DR MECHANICSBURG, PA 17050-7672	7,199.7270	7.86%

Liberty Fund Class Z	WILLIAM R. LARSEN & BEATRIZ M DE LARSEN JTRWOS 416 E 11TH ST SE ROME, GA 30161-6222	12,887.3580	14.08%

Liberty Fund Class Z	STREIMER SHEET METAL WORKS INC. 740 N KNOTT ST PORTLAND, OR 97227-2099	24,362.0440	26.61%

Small Cap Core Fund Class A	ATTN MUTUAL FUNDS MARSHALL & ISLEY TRUST CO 11270 W PARK PLAC, SUITE 400 MILWAUKEE, WI 53224	787,523.5500	8.00%

107

Fund / Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
Small Cap Core Fund Class A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FOR EXCLUSIVE OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	2,452,957.8230	24.92%

Small Cap Core Fund Class B	CITIGROUP GLOBAL MARKETS, INC. HOUSE ACCOUNT ATTN: PETER BOOTH 7TH FLOOR 333 W. 34TH STREET NEW YORK, NY 10001-2402	109,800.5220	5.03%

Small Cap Core Fund Class C	CITIGROUP GLOBAL MARKETS, INC. HOUSE ACCOUNT ATTN: PETER BOOTH 7TH FLOOR 333 W. 34TH STREET NEW YORK, NY 10001-2402	227,654.7990	9.09%

Small Cap Core Fund Class C	MORGAN STANLEY & CO. HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY, NJ 07311	137,702.6240	5.50%

Small Cap Core Fund Class T	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FOR EXCLUSIVE OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	957,159.7180	12.12%

Small Cap Core Fund Class Z	BANK OF AMERICA NA ATTN JOAN WRAY/FUNDS ACCOUNTING 411 N AKARD ST DALLAS TX 75201-3307	26,811,652.5860	62.31%

Small Cap Core Fund Class Z	FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS CO FIIOC AGENT FBO CERAIN EMP BENEFIT PLANS 100 MAGELLAN WAY COVINGTON, KY 41015-1987	2,194,975.5820	5.10%

108

As of December 31, 2007, the name, address and percentage of ownership of each person who may be deemed to be a “control person” (as that term is defined in the 1940 Act) of a Fund because it owns greater than 25% of the outstanding shares, either beneficially or by virtue of its fiduciary or trust roles or otherwise, is shown below. A control person’s vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders.

Control Person Ownership of the Funds

Fund	Shareholder Account Registration	Share Balance	Percentage of Fund
Large Cap Growth Fund	BANK OF AMERICA NA ATTN JOAN WRAY/FUNDS ACCOUNTING 411 N AKARD ST DALLAS TX 75201-3307	18,938,392.7640	25.37%

Dividend Income Fund	BANK OF AMERICA NA ATTN JOAN WRAY/FUNDS ACCOUNTING 411 N AKARD ST DALLAS TX 75201-3307	35,182,061.3260	46.51%

Small Cap Core Fund	BANK OF AMERICA NA ATTN JOAN WRAY/FUNDS ACCOUNTING 411 N AKARD ST DALLAS TX 75201-3307	26,811,652.5860	40.96%

Disciplined Value Fund	BANK OF AMERICA NA ATTN JOAN WRAY/FUNDS ACCOUNTING 411 N AKARD ST DALLAS TX 75201-3307	17,113,451.8750	50.69%

109

APPENDIX A — DESCRIPTIONS OF SECURITIES RATINGS

This Appendix summarizes the various descriptions of securities ratings applicable to securities purchased by the Columbia Funds Family. Please refer to a Fund’s prospectus and statement of additional information to determine whether that Fund may invest in securities that have ratings described in this Appendix.

STANDARD & POOR’S (S&P)

Bonds

The following summarizes the ratings used by S&P for bonds. The ratings AAA, AA, A and BBB denote investment grade securities.

AAA bonds have the highest rating assigned by S&P and are considered to have an extremely strong capacity to pay interest and repay principal.

AA bonds are considered to have a very strong capacity to pay interest and repay principal, and they differ from AAA only in small degree.

A bonds are considered to have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB bonds are considered to have an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for bonds in the A category.

BB, B, CCC, CC and C bonds are considered to have predominantly speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or large exposures to adverse conditions.

BB bonds are considered to have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B bonds are considered to have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB — rating.

CCC bonds are considered to have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, the bonds are not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B — rating.

CC rating typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C rating typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC — debt rating. The C rating may be used to cover a situation, for example, where a bankruptcy petition has been filed, but debt service payments are continued.

A-1

CI rating is reserved for income bonds on which no interest is being paid.

D bonds are in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Municipal Notes

SP-1. Notes rated SP-1 are considered to have very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are designated as SP-1+.

SP-2. Notes rated SP-2 are considered to have satisfactory capacity to pay principal and interest.

Notes due in three years or less normally receive a note rating. Notes maturing beyond three years normally receive a bond rating, although the following criteria are used in making that assessment:

Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be rated as a note).

Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be rated as a note).

Commercial Paper

A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

A-1. Issues assigned to this rating are considered to have overwhelming or very strong capacity for timely payment. Those issues determined to possess overwhelming safety characteristics are designed A-1+.

MOODY’S INVESTORS SERVICE, INC. (MOODY’S)

Municipal Bonds

Aaa bonds are considered to be of the best quality. They are considered to have the smallest degree of investment risk and are generally referred to as ‘‘gilt edge’’. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While various protective elements are likely to change, such changes as can be visualized are most unlikely to impair a fundamentally strong position of such issues.

Aa bonds are considered to be of high quality by all standards. Together with Aaa bonds they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Those bonds in the Aa through B groups that Moody’s believes possess the strongest investment attributes are designated by the symbols Aa1, A1 or Baa1.

A bonds are considered to possess many favorable investment attributes and are to be considered to be upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment at some time in the future.

A-2

Baa bonds are considered to be medium grade obligations: they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great period of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba bonds are considered to have speculative elements: their future cannot be considered as well secured. Often, the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this grade.

B bonds are considered generally to lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa bonds are considered to be of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca bonds are considered to represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C bonds are the lowest rated class of bonds and issues so rated are considered to have extremely poor prospects of ever attaining any real investment standing.

Conditional Ratings. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting conditions attach. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Corporate Bonds

The description of the applicable rating symbols (Aaa, Aa, A, Baa, etc.) and their meanings is identical to that of the Municipal Bond ratings as set forth above, except for the numerical modifiers. Moody’s applies numerical modifiers 1, 2, and 3 in the Aa and A classifications of its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

Municipal Notes

MIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3. This designation denotes favorable quality. All security elements are accounted for, but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Commercial Paper

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Prime-1 Highest Quality

A-3

Prime-2 Higher Quality

Prime-3 High Quality

If an issuer represents to Moody’s that its commercial paper obligations are supported by the credit of another entity or entities, Moody’s, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments, or other entities, but only as one factor in the total rating assessment.

FITCH, INC. (FITCH)

Long-Term Debt

Investment Grade Bond Ratings

AAA bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and/or dividends and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA bonds are considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A bonds are considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt securities with higher ratings.

BBB bonds are considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest or dividends and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these securities and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for securities with higher ratings.

Speculative Grade Bond Ratings

BB bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

B bonds are considered highly speculative. While securities in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC bonds are considered to have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC bonds are considered to be minimally protected. Default in payment of interest and/or principal seems probable over time.

C bonds are in imminent default in payment of interest or principal.

A-4

DDD, DD, and D bonds are in default on interest and/or principal payments. Such securities are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these securities and D represents the lowest potential for recovery.

Plus (+) or minus (-): Plus or minus signs are used to show relative standing within the major rating categories. Plus and minus signs, however, are not used in the DDD, DD, or D categories.

Short-Term Debt

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and investment notes.

F-1+ obligations have exceptionally strong credit quality and are considered to have the strongest degree of assurance for timely payment.

F-1 obligations are considered to reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2 obligations are considered to have good credit quality. Securities in this class have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3 obligations are considered to have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S rating is assigned to obligations that are considered to have a minimal degree of assurance for timely payment and to be vulnerable to near-term adverse changes in financial and economic conditions.

B obligations are considered to have a minimal capacity for timely payment of financial commitments and a susceptibility to the adverse effects of changes in circumstances and economic conditions.

C rating is assigned to obligations that are considered to have a high default risk and whose capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D obligations are in actual or imminent payment default.

A-5

APPENDIX B — PROXY VOTING POLICIES AND PROCEDURES

Columbia Management Advisors, LLC (“CMA”) — Proxy Voting Policy

Applicable Regulations

Rule 206(4)-6 under the Investment Advisers Act of 1940

*Form N-PX

*ERISA Department of Labor Bulletin 94-2

Institutional Shareholder Services, Inc. (SEC No Action Letter dated September 15, 2004)

Explanation/Summary of Regulatory Requirements

An investment adviser that exercises voting authority over clients’ proxies must adopt written policies and procedures that are reasonably designed to ensure that those proxies are voted in the best economic interests of clients. An adviser’s policies and procedures must address how the adviser resolves material conflicts of interest between its interests and those of its clients. An investment adviser must comply with certain record keeping and disclosure requirements with respect to its proxy voting responsibilities. In addition, an investment adviser to ERISA accounts has an affirmative obligation to vote proxies for an ERISA account, unless the client expressly retains proxy voting authority.

Policy Summary

Columbia Management Advisors, LLC (“CMA”) has adopted and implemented the following policy, which it believes is reasonably designed to: (1) ensure that proxies are voted in the best economic interest of clients; and (2) address material conflicts of interest that may arise. This policy applies primarily to the GWIM Investment Operations Group, as well as to Compliance Risk Management (“CRM”) and Legal. Business groups to which this policy applies and CRM must adopt written procedures to implement the policy.

Policy

All proxies regarding client securities for which CMA has authority to vote will, unless CMA determines in accordance with policies stated below to refrain from voting, be voted in a manner considered by CMA to be in the best interest of CMA’s clients without regard to any resulting benefit or detriment to CMA or its affiliates. The best interest of clients is defined for this purpose as the interest of enhancing or protecting the economic value of client accounts, considered as a group rather than individually, as CMA determines in its sole and absolute discretion. In the event a client believes that its other interests require a different vote, CMA will vote as the client clearly instructs, provided CMA receives such instructions in time to act accordingly. Information regarding CMA’s proxy voting decisions is confidential. Therefore, the information may be shared on a need to know basis only, including within CMA and with CMA affiliates. Advisory clients, including mutual funds’ and other funds’ boards, may obtain information on how their proxies were voted by CMA. However, CMA will not selectively disclose its investment company clients’ proxy voting records to third parties. Rather, the investment company clients’ proxy records will be disclosed to shareholders by publicly-available annual filings for 12-month periods ending June 30th.

CMA endeavors to vote, in accordance with this Policy, all proxies of which it becomes aware, subject to the following general exceptions (unless otherwise agreed) when CMA expects to routinely refrain from voting:

1. Proxies will usually not be voted in cases where the security has been loaned from the Client’s account.

2. Proxies will usually not be voted in cases where international issuers impose share blocking restrictions.

B-1

CMA seeks to avoid the occurrence of actual or apparent material conflicts of interest in the proxy voting process by voting in accordance with predetermined voting guidelines and observing other procedures that are intended to prevent where practicable and manage conflicts of interest (refer to Section III, Conflicts of Interest below). CMA’s proxy voting policy and practices are summarized in its Form ADV. Additionally, CMA will provide clients with a copy of its policies, as they may be updated from time to time, upon request.

Means of achieving compliance

I. PROXY COMMITTEE

CMA has established a Proxy Committee whose standing members include senior investment management personnel, who participate as voting authorities on the Committee. Additionally, the Proxy Committee regularly involves other associates (e.g., Legal representative, Compliance Risk Management representative, GWIM Investment Operations representatives) who participate as needed to enable effective execution of the Committee’s responsibilities.

The Proxy Committee has established a charter, which sets forth the Committee’s purpose, membership and operation. The Proxy Committee’s functions include, in part,

(a) direction of the vote on proposals where there has been a recommendation to the Committee not to vote according to the predetermined Voting Guidelines (stated in Appendix A) or on proposals which require special, individual consideration in accordance with Section IV.C;

(b) review at least annually of this Proxy Voting Policy and Voting Guidelines to ensure consistency with internal policies, client disclosures and regulatory requirements;

(c) review at least annually of existing Voting Guidelines and the need for development of additional Voting Guidelines to assist in the review of proxy proposals;

(d) ensure that appropriate disclosure of CMA’s Proxy Voting Policy is made to its clients, is disclosed in CMA’s Form ADV and is made to the Funds’ shareholders; and

(e) oversight of any circumstances where, as described in Section III, CMA may determine it is necessary to delegate proxy voting to an independent third party.

II. CMA’S INVESTMENT ASSOCIATES

Under CMA’s Voting Guidelines, certain matters must be determined on a case-by-case basis. In general, the GWIM Investment Operations Group will refer these matters first to the relevant CMA research analyst after first confirming with CRM that the proxy matter does not present a conflict to CMA. If there is not a research analyst assigned to the particular security, the matter will be referred to the appropriate portfolio manager.

In considering a particular proxy matter, the research analyst or portfolio manager must vote in the clients’ best interest as defined above. Information regarding CMA’s proxy voting decisions is confidential information. Therefore, research analysts and portfolio managers generally must not discuss proxy votes with any person outside of CMA and within CMA except on a need to know basis only.

Research analysts and portfolio managers must discharge their responsibilities consistent with the obligations set forth below (refer to Management of Conflicts of Interest — Additional Procedures). A research analyst or portfolio manager must disclose in writing any inappropriate attempt to influence their recommendation or any other personal interest that they have with the issuer (see Appendix B — Conflicts of Interest Disclosure and Certification Form). For each Proxy Referral (defined below), the research analyst or portfolio manager is responsible for memorializing their recommendation on the Proxy Voting Recommendation Form (see Appendix C) and communicating it to the Proxy Department.

B-2

Research analysts and portfolio managers should seek advice from CRM or Legal with respect to any questions that they have regarding personal conflicts of interests, communications regarding proxies, or other related matters.

III. CONFLICTS OF INTEREST

For purposes of this policy, a material conflict of interest is a relationship or activity engaged in by CMA, a CMA affiliate1, or a CMA associate that creates an incentive (or appearance thereof) to favor the interests of CMA, the affiliate, or associate, rather than the clients’ interests. However, a material conflict of interest is not automatically created when there is a relationship or activity engaged in by a CMA affiliate, but there is a possibility that a CMA affiliate could cause a conflict. CMA may have a conflict of interest if either CMA has a significant business relationship with a company that is soliciting a proxy, or if a CMA associate involved in the proxy voting decision-making process has a significant personal or family relationship with the particular company. A conflict of interest is considered to be “material” to the extent that a reasonable person could expect the conflict to influence CMA’s decision on the particular vote at issue. In all cases where there is deemed to be a material conflict of interest, CMA will seek to resolve it in the clients’ best interests.

For those proxy proposals that: (1) are not addressed by CMA’s proxy guidelines; (2) the guidelines specify the issue must be evaluated and determined on a case-by-case basis; or (3) a CMA investment associate believes that an exception to the guidelines may be in the best economic interest of CMA’s clients (collectively, “Proxy Referrals”), CMA may vote the proxy, subject to the conflicts of interest procedures set forth below.

In the case of Proxy Referrals, CRM will collect and review any information deemed reasonably appropriate to evaluate if CMA or any person participating in the proxy voting decision-making process has, or has the appearance of, a material conflict of interest. CMA investment personnel involved in the particular Proxy Referral must report any personal conflict of interest circumstances to Columbia Management’s Conflicts Officer in writing (see Appendix B). CRM will consider information about CMA’s significant business relationships, as well as other relevant information. The information considered by CRM may include information regarding: (1) CMA client and other business relationships; (2) any relevant personal conflicts; and (3) communications between investment professionals and parties outside the CMA investment division regarding the proxy matter. CRM will consult with relevant experts, including legal counsel, as necessary.

If CRM determines that it reasonably believes (1) CMA has a material conflict of interest, or (2) certain individuals should be recused from participating in the proxy vote at issue, CRM will inform the Chair of the Proxy Committee. Where a material conflict of interest is determined to have arisen in the proxy voting process, CMA’s policy is to invoke one or more of the following conflict management procedures:

•	Causing the proxies to be voted in accordance with the recommendations of an independent third party (which generally will be CMA’s proxy voting agent);

•	Causing the proxies to be delegated to a qualified, independent third party, which may include CMA’s proxy voting agent.

•	In unusual cases, with the Client’s consent and upon ample notice, forwarding the proxies to CMA’s clients so that they may vote the proxies directly.

[1]

Bank of America Corporation (“BAC”), the ultimate corporate parent of CMA, Bank of America, N.A. and all of their numerous affiliates owns, operates and has interests in many lines of business that may create or give rise to the appearance of a conflict of interest between BAC or its affiliates and those of Firm-advised clients. For example, the commercial and investment banking business lines may have interests with respect to issuers of voting securities that could appear to or even actually conflict with CMA’s duty, in the proxy voting process, to act in the best economic interest of its clients.

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Affiliate Investment Companies and Public Companies

CMA considers (1) proxies solicited by open-end and closed-end investment companies for which CMA or an affiliate serves as an investment adviser or principal underwriter; and (2) proxies solicited by Bank of America or other public companies within the BAC organization to present a material conflict of interest for CMA. Consequently, the proxies of such affiliates will be voted following one of the conflict management practices discussed above.

Management of Conflicts of Interest — Additional Procedures

Additionally, by assuming his or her responsibilities pursuant to this Policy, each member of the Proxy Committee (including the chairperson) and any CMA or BAC associate advising or acting under the supervision or oversight of the Proxy Committee undertakes to disclose in writing to the Columbia Management Conflicts of Interest Officer (within CRM) any actual or apparent personal material conflicts of interest which he or she may have (e.g., relationships with nominees for directorship, members of an issuer’s or dissident’s management or otherwise) in determining whether or how CMA will vote proxies. In the event any member of the Proxy Committee has a conflict of interest regarding a given matter, he or she will abstain from participating in the Committee’s determination of whether and/or how to vote in the matter. CMA’s investment associates also follow the same disclosure requirements for any actual or apparent personal material conflicts of interest as stated in this section.

In certain circumstances, CMA follows the proxy guidelines and uses other research services provided by the proxy vendor or another independent third party. CMA has undertaken a review of the proxy vendor’s conflicts of interest procedures, and will continue to monitor them on an ongoing basis.

BAC as well as CMA have adopted various other policies and procedures that help reinforce this Policy. Please see the associated documents.

Ownership Limits — Delegation of Proxy Voting to an Independent Third Party

From time to time, CMA may face regulatory or compliance limits on the types or amounts of voting securities that it may purchase or hold for client accounts. Among other limits, federal, state, foreign regulatory restrictions, or company-specific ownership limits may restrict the total percentage of an issuer’s voting securities that CMA can hold for clients (collectively, “Ownership Limits”).

The regulations or company-specific documents governing a number of these Ownership Limits often focus upon holdings in voting securities. As a result, in limited circumstances in order to comply with such Ownership Limits and/or internal policies designed to comply with such limits, CMA may delegate proxy voting in certain issuers to a qualified, independent third party, who may be the Adviser’s proxy voting agent.

IV. PROXY VOTING GUIDELINES

A. CMA’s Proxy Voting Guidelines — General Practices.

The Proxy Committee has adopted the guidelines for voting proxies specified in Appendix A of this policy. CMA uses an independent, third-party proxy vendor to implement its proxy voting process as CMA’s proxy voting agent. In general, whenever a vote is solicited, the proxy vendor will execute the vote according to CMA’s Voting Guidelines.

B. Ability to Vote Proxies Other than as Provided by Voting Guidelines.

A Portfolio Manager or other party involved with a client’s account may conclude that the best interest of the firm’s client, as defined above, requires that a proxy be voted in a manner that differs from the predetermined

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proxy Voting Guidelines. In this situation, he or she will request that the Proxy Committee consider voting the proxy other than according to such Guidelines. If any person, group, or entity requests the Proxy Committee (or any of its members) vote a proxy other than according to the predetermined Voting Guidelines, that person will furnish to the Proxy Committee a written explanation of the reasons for the request and a description of the person’s, group’s, or entity’s relationship, if any, with the parties proposing and/or opposing the matter’s adoption using the Proxy Voting Recommendation Form (see Appendix C of this policy). The Proxy Committee may consider the matter, subject to the conflicts of interest procedures discussed above.

C. Other Proxy Proposals

For the following categories of proposals, either the Proxy Committee will determine how proxies related to all such proposals will be voted, or the proxies will be voted in accordance with the proxy vendor’s or a an individual client’s guidelines.

1. New Proposals. For each new type of proposal that is expected to be proposed to shareholders of multiple companies, the Proxy Committee will develop a Voting Guideline which will be incorporated into this Policy.

2. Accounts Adhering to Taft Hartley Principles. All proposals for these accounts will be voted according to the Taft Hartley Guidelines developed by the proxy vendor, or as specified by the client.

3. Accounts Adhering to Socially Responsible Principles. All proposals for these accounts will be voted according to the Socially Responsible Guidelines developed by the proxy vendor, or as specified by the client.

4. Proxies of International Issuers which Block Securities Sales between the Time a Shareholder submits a Proxy and the Vote. In general, CMA will refrain from voting such securities. However, in the exceptional circumstances that CMA determines that it would be appropriate to vote such proxies, all proposals for these securities will be voted only on the specific instruction of the Proxy Committee and to the extent practicable in accordance with the Voting Guidelines set forth in this Policy.

5. Proxies of Investment Company Shares. Proposals on issues other than those specified in Section V.A will be voted on the specific instruction of the Proxy Committee.

6. Accounts Managed by CMA’s Quantitative Strategies Group. When an issue is held only within an account managed by CMA’s Quantitative Strategies Group and not in any other account within CMA, all proposals shall be voted according to the guidelines developed by the proxy vendor or as specified by the client.

7. Executive/Director Compensation. Except as provided in Appendix A, proposals relating to compensation of any executive or director will be voted as recommended by the proxy vendor or as otherwise directed by the Proxy Committee.

8. Preemptive Rights. Proposals to create or eliminate shareholder preemptive rights. In evaluating these proposals the Proxy Committee will consider the size of the company and the nature of its shareholder base.

V. VOTING PROCEDURES

The GWIM Investment Operations Group is primarily responsible for overseeing the day-to-day operations of the proxy voting process. The GWIM Investment Operations Group’s monitoring will take into account the following elements: (1) periodic review of the proxy vendor’s votes to ensure that the proxy vendor is accurately voting consistent with CMA’s Proxy Guidelines; and (2) review of the fund website to ensure that annual reports are posted in a timely and accurate manner. For additional information regarding the proxy voting process, please refer to the GWIM Investment Operations Desktop Procedures.

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Supervision

Managers and supervisory personnel are responsible for ensuring that their associates understand and follow this policy and any applicable procedures adopted by the business group to implement the policy. The Proxy Committee has ultimate responsibility for the implementation of this Policy.

Escalation

With the exception of conflicts of interest-related matters, issues arising under this policy should be escalated to the Proxy Committee. Issues involving potential or actual conflicts of interest should be promptly communicated to the Compliance Risk Management Conflicts Officer.

Monitoring/Oversight

The Compliance Assessment Team within Compliance Risk Management and the Corporate Internal Audit Group perform periodic reviews and assessments of various lines of businesses, including a review of Columbia Management’s compliance with the Proxy Voting Policy.

Recordkeeping

CMA will create and maintain records of each investment company’s proxy record for 12-month periods ended June 30th. CMA will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting during the period covered by the annual report and which the company was entitled to vote:

•	The name of the issuer of the security;

•	The exchange ticker symbol of the portfolio security (is symbol is available through reasonably practicable means);

•	The Council on Uniform Securities Identification Procedures number for the portfolio security (if number is available through reasonably practicable means);

•	The shareholder meeting date;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the issuer or by a security holder;

•	Whether the company cast its vote on the matter;

•	How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding the election of directors); and

•	Whether the company cast its vote for or against management.

Business groups and support partners are responsible for maintaining all records necessary to evidence compliance with this policy. The records must be properly maintained and readily accessible in order to evidence compliance with this policy.

These records include:

•	Proxy Committee Meeting Minutes and Other Materials

•	Analysis and Supporting Materials of Investment Management Personnel Concerning Proxy Decisions and Recommendations

•	Conflicts of Interest Review Documentation, including Conflicts of Interest Forms

•	Client Communications Regarding Proxy Matters

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Records should be retained for a period of not less than five years plus the current year. Records must be retained in an appropriate office of CM for the first two years.

CMA’s Proxy Voting Policy (Appendix A): CMA’S VOTING GUIDELINES

A. The Proxy Committee has adopted the following guidelines for voting proxies:

1. Matters Relating to the Board of Directors/Corporate Governance

CMA generally will vote FOR:

•

Proposals for the election of directors or for an increase or decrease in the number of directors, provided that at least two-thirds of the Board of Directors are, presently or at any time during the previous three-year period, “independent” as defined by applicable regulatory and listing standards.

However, CMA generally will WITHHOLD votes from pertinent director nominees if:

(i) the board as proposed to be constituted would have more than one-third of its members from management;

(ii) the board does not have audit, nominating, and compensation committees composed solely of directors who qualify as being regarded as “independent,” i.e. having no material relationship, directly or indirectly, with the Company, as CMA’s proxy voting agent may determine (subject to the Proxy Committee’s contrary determination of independence or non-independence);

(iii) the nominee, as a member of the audit committee, permitted the company to incur excessive non-audit fees (as defined below regarding other business matters — ratification of the appointment of auditors);

(iv) a director serves on more than six public company boards;

(v) the CEO serves on more than two public company boards other than the company’s board.

On a CASE-BY-CASE basis, CMA may WITHHOLD votes for a director nominee who has failed to observe good corporate governance practices or, through specific corporate action or inaction (e.g. failing to implement policies for which a majority of shareholders has previously cast votes in favor), has demonstrated a disregard for the interests of shareholders.

•

Proposals requesting that the board audit, compensation and/or nominating committee be composed solely of independent directors. The Audit Committee must satisfy the independence and experience requirements established by the Securities and Exchange Commission (“SEC”) and the New York Stock Exchange, or appropriate local requirements for foreign securities. At least one member of the Audit Committee must qualify as a “financial expert” in accordance with SEC rules.

•	Proposals to declassify a board, absent special circumstances that would indicate that shareholder interests are better served by a classified board structure.

CMA generally will vote FOR:

•

Proposals to create or eliminate positions or titles for senior management. CMA generally prefers that the role of Chairman of the Board and CEO be held by different persons unless there are compelling reasons to vote AGAINST a proposal to separate these positions, such as the existence of a counter-balancing governance structure that includes at least the following elements in addition to applicable listing standards:

•	Established governance standards and guidelines.

•	Full board composed of not less than three-fourths “independent” directors, as defined by applicable regulatory and listing standards.

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•	Compensation, as well as audit and nominating (or corporate governance) committees composed entirely of independent directors.

•

A designated or rotating presiding independent director appointed by and from the independent directors with the authority and responsibility to call and preside at regularly and, as necessary, specially scheduled meetings of the independent directors to be conducted, unless the participating independent directors otherwise wish, in executive session with no members of management present.

•

Disclosed processes for communicating with any individual director, the presiding independent director (or, alternatively, all of the independent directors, as a group) and the entire board of directors, as a group.

•

The pertinent class of the Company’s voting securities has out-performed, on a three-year basis, both an appropriate peer group and benchmark index, as indicated in the performance summary table of the Company’s proxy materials. This requirement shall not apply if there has been a change in the Chairman/CEO position within the three-year period.

•	Proposals that grant or restore shareholder ability to remove directors with or without cause.

•	Proposals to permit shareholders to elect directors to fill board vacancies.

•	Proposals that encourage directors to own a minimum amount of company stock.

•	Proposals to provide or to restore shareholder appraisal rights.

•	Proposals to adopt cumulative voting.

•	Proposals for the company to adopt confidential voting.

CMA will generally vote FOR shareholder proposals calling for majority voting thresholds for director elections unless the company has adopted formal corporate governance principles that present a meaningful alternative to the majority voting standard and/or provides an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

CMA generally will vote AGAINST:

•	Proposals to classify boards, absent special circumstances indicating that shareholder interests would be better served by a classified board structure.

•	Proposals that give management the ability to alter the size of the board without shareholder approval.

•	Proposals that provide directors may be removed only by supermajority vote.

•	Proposals to eliminate cumulative voting.

•	Proposals which allow more than one vote per share in the election of directors.

•	Proposals that provide that only continuing directors may elect replacements to fill board vacancies.

•	Proposals that mandate a minimum amount of company stock that directors must own.

•	Proposals to limit the tenure of non-management directors.

CMA will vote on a CASE-BY-CASE basis in contested elections of directors.

CMA generally will vote on a CASE-BY-CASE basis on board approved proposals relating to corporate governance. Such proposals include, but are not limited to:

•	Reimbursement of proxy solicitation expenses taking into consideration whether or not CMA was in favor of the dissidents.

•

Proxy contest advance notice. CMA generally will vote FOR proposals that allow shareholders to submit proposals as close to the meeting date as possible while allowing for sufficient time for Company response, SEC review, and analysis by other shareholders.

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CMA will vote on a CASE-BY-CASE basis to indemnify directors and officers, and AGAINST proposals to indemnify external auditors.

CMA will vote FOR the indemnification of internal auditors, unless the costs associated with the approval are not disclosed.

2. Compensation

CMA generally will vote FOR management sponsored compensation plans (such as bonus plans, incentive plans, stock option plans, pension and retirement benefits, stock purchase plans or thrift plans) if they are consistent with industry and country standards. However, CMA generally is opposed to compensation plans that substantially dilute ownership interest in a company, provide participants with excessive awards, or have objectionable structural features. Specifically, for equity-based plans, if the proposed number of shares authorized for option programs (excluding authorized shares for expired options) exceeds an average of 5% of the currently outstanding shares over the previous three years or an average of 3% over the previous three years for directors only, the proposal should be referred to the Proxy Committee. The Committee will then consider the circumstances surrounding the issue and vote in the best interest of CMA’s clients. CMA requires that management provide substantial justification for the repricing of options.

CMA generally will vote FOR:

•	Proposals requiring that executive severance arrangements be submitted for shareholder ratification.

•	Proposals asking a company to expense stock options.

•	Proposals to put option repricings to a shareholder vote.

•

Employee stock purchase plans that have the following features: (i) the shares purchased under the plan are acquired for no less than 85% of their market value, (ii) the offering period under the plan is 27 months or less, and (iii) dilution is 10% or less.

•	Proposals for the remuneration of auditors if no more than 25% of the compensation costs comes from non audit activity.

CMA generally will vote AGAINST:

•	Stock option plans that permit issuance of options with an exercise price below the stock’s current market price, or that permit replacing or repricing of out-of-the money options.

•	Proposals to authorize the replacement or repricing of out-of-the money options.

•

Proposals requesting that plan administrators have advance authority to amend the terms of a plan without detailed disclosure of the specific amendments. When sufficient details are provided on the amendments permitted by the advance authority, CMA will recommend on such proposals on a CASE-BY-CASE basis

CMA will vote on a CASE-BY-CASE basis proposals regarding approval of specific executive severance arrangements.

3. Capitalization

CMA generally will vote FOR:

•

Proposals to increase the authorized shares for stock dividends, stock splits (and reverse stock splits) or general issuance, unless proposed as an anti-takeover measure or a general issuance proposal increases the authorization by more than 30% without a clear need presented by the company. Proposals for reverse stock splits should include an overall reduction in authorization.

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For companies recognizing preemptive rights for existing shareholders, CMA generally will vote FOR general issuance proposals that increase the authorized shares by more than 30%. CMA will vote on a CASE-BY-CASE basis all such proposals by companies that do not recognize preemptive rights for existing shareholders.

•	Proposals for the elimination of authorized but unissued shares or retirement of those shares purchased for sinking fund or treasury stock.

•	Proposals to institute/renew open market share repurchase plans in which all shareholders may participate on equal terms.

•	Proposals to reduce or change the par value of common stock, provided the number of shares is also changed in order to keep the capital unchanged.

CMA will evaluate on a CASE-BY-CASE basis proposals regarding:

•

Management proposals that allow listed companies to de-list and terminate the registration of their common stock. CMA will determine whether the transaction enhances shareholder value by giving consideration to:

•	Whether the company has attained benefits from being publicly traded.

•	Cash-out value

•	Balanced interests of continuing vs. cashed-out shareholders

•	Market reaction to public announcement of transaction

4. Mergers, Restructurings and Other Transactions

CMA will review, on a CASE-BY-CASE basis, business transactions such as mergers, acquisitions, reorganizations, liquidations, spinoffs, buyouts and sale of all or substantially all of a company’s assets.

5. Anti-Takeover Measures

CMA generally will vote AGAINST proposals intended largely to avoid acquisition prior to the occurrence of an actual event or to discourage acquisition by creating a cost constraint. With respect to the following measures, CMA generally will vote as follows:

Poison Pills

•	CMA votes FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

•	CMA generally votes FOR shareholder proposals to eliminate a poison pill.

•	CMA generally votes AGAINST management proposals to ratify a poison pill.

Greenmail

•	CMA will vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or to otherwise restrict a company’s ability to make greenmail payments.

Supermajority vote

•

CMA will vote AGAINST board-approved proposals to adopt anti-takeover measures such as supermajority voting provisions, issuance of blank check preferred stock, the creation of a separate class of stock with disparate voting rights and charter amendments adopting control share acquisition provisions.

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Control Share Acquisition Provisions

•	CMA will vote FOR proposals to opt out of control share acquisition statutes.

6. Other Business Matters

CMA generally will vote FOR:

•	Bylaw amendments giving holders of at least 25% of outstanding common stock the ability to call a special meeting of stockholders.

•	Board governance document amendments or other proposals which give the lead independent director the authority to call special meetings of the independent directors at any time.

CMA will review, on a CASE-BY-CASE basis, proposals for Bylaw amendments giving minority shareholders the ability to call a special meeting of stockholders.

CMA generally will vote FOR:

•	Proposals to approve routine business matters such as changing the company’s name and procedural matters relating to the shareholder meeting such as approving the minutes of a prior meeting.

•	Proposals to ratify the appointment of auditors, unless any of the following apply in which case CMA will generally vote AGAINST the proposal:

•	Credible reason exists to question:

•	The auditor’s independence, as determined by applicable regulatory requirements.

•	The accuracy or reliability of the auditor’s opinion as to the company’s financial position.

•

Fees paid to the auditor or its affiliates for “non-audit” services were excessive, i.e., in excess of the total fees paid for “audit,” “audit-related” and “tax compliance” and/or “tax return preparation” services, as disclosed in the company’s proxy materials.

•	Bylaw or charter changes that are of a housekeeping nature (e.g., updates or corrections).

•	Proposals to approve the annual reports and accounts provided the certifications required by the Sarbanes Oxley Act of 2002 have been provided.

CMA generally will vote AGAINST:

•	Proposals to eliminate the right of shareholders to act by written consent or call special meetings.

•

Proposals providing management with authority to adjourn an annual or special shareholder meeting absent compelling reasons, or to adopt, amend or repeal bylaws without shareholder approval, or to vote unmarked proxies in favor of management.

•	Shareholder proposals to change the date, time or location of the company’s annual meeting of shareholders.

CMA will vote AGAINST:

•	Authorization to transact other unidentified substantive (as opposed to procedural) business at a meeting.

CMA will vote on a CASE-BY-CASE basis:

•

Proposals to change the location of the company’s state of incorporation. CMA considers whether financial benefits (e.g., reduced fees or taxes) likely to accrue to the company as a result of a reincorporation or other change of domicile outweigh any accompanying material diminution of shareholder rights.

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•	Proposals on whether and how to vote on “bundled” or otherwise conditioned proposals, depending on the overall economic effects upon shareholders.

CMA generally will ABSTAIN from voting on shareholder proposals predominantly involving social, socio-economic, environmental, political or other similar matters on the basis that their impact on share value can rarely be anticipated with any high degree of confidence. CMA may, on a CASE-BY-CASE basis, vote:

•

FOR proposals seeking inquiry and reporting with respect to, rather than cessation or affirmative implementation of, specific policies where the pertinent issue warrants separate communication to shareholders; and

•

FOR or AGAINST the latter sort of proposal in light of the relative benefits and detriments (e.g. distraction, costs, other burdens) to share value which may be expected to flow from passage of the proposal.

7. Other Matters Relating to Foreign Issues

CMA generally will vote FOR:

•	Most stock (scrip) dividend proposals. CMA votes AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

•	Proposals to capitalize the company’s reserves for bonus issues of shares or to increase the par value of shares.

•	Proposals to approve control and profit transfer agreements between a parent and its subsidiaries.

•

Management proposals seeking the discharge of management and supervisory board members, unless there is concern about the past actions of the company’s auditors/directors and/or legal action is being taken against the board by other shareholders.

•

Management proposals concerning allocation of income and the distribution of dividends, unless the dividend payout ratio has been consistently below 30 percent without adequate explanation or the payout is excessive given the company’s financial position.

•	Proposals for the adoption of financing plans if they are in the best economic interests of shareholders.

CMA will evaluate management proposals to approve protective preference shares for Netherlands located company-friendly foundations proposals on a CASE-BY-CASE basis and will only support resolutions if:

•	The supervisory board needs to approve an issuance of shares while the supervisory board is independent within the meaning of CMA’ categorization rules and the Dutch Corporate Governance Code.

•	No call/put option agreement exists between the company and the foundation.

•	There is a qualifying offer clause or there are annual management and supervisory board elections.

•	The issuance authority is for a maximum of 18 months.

•	The board of the company-friendly foundation is independent.

•	The company has disclosed under what circumstances it expects to make use of the possibility to issue preference shares.

•	There are no priority shares or other egregious protective or entrenchment tools.

•	The company releases its proxy circular, with details of the poison pill proposal, at least three weeks prior to the meeting.

•	Art 2:359c Civil Code of the legislative proposal has been implemented.

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8. Investment Company Matters

Election of Directors:

CMA will vote on a CASE-BY-CASE basis proposals for the election of directors, considering the following factors:

•	Board structure

•	Attendance at board and committee meetings.

CMA will WITHHOLD votes from directors who:

•

Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day’s meetings, votes should not be withheld even if such absence dropped the director’s attendance below 75 percent.

•	Ignore a shareholder proposal that is approved by a majority of shares outstanding;

•	Ignore a shareholder proposal this is approved by a majority of the votes cast for two consecutive years;

•	Are interested directors and sit on the audit or nominating committee; or

•	Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

Proxy Contests:

CMA will vote on a CASE-BY-CASE basis proposals for proxy contests, considering the following factors:

•	Past performance relative to its peers

•	Market in which fund invests

•	Measures taken by the board to address the pertinent issues (e.g., closed-end fund share market value discount to NAV)

•	Past shareholder activism, board activity and votes on related proposals

•	Strategy of the incumbents versus the dissidents

•	Independence of incumbent directors; director nominees

•	Experience and skills of director nominees

•	Governance profile of the company

•	Evidence of management entrenchment

Converting a Closed-end Fund to an Open-end Fund:

CMA will vote conversion proposals on a CASE-BY-CASE basis, considering the following factors:

•	Past performance as a closed-end fund

•	Market in which the fund invests

•	Measures taken by the board to address the discount

•	Past shareholder activism, board activity, and votes on related proposals.

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Investment Advisory Agreements:

CMA will vote investment advisory agreements on a CASE-BY-CASE basis, considering the following factors:

•	Proposed and current fee schedules

•	Fund category/investment objective

•	Performance benchmarks

•	Share price performance as compared with peers

•	Resulting fees relative to peers

•	Assignments (where the adviser undergoes a change of control)

Approving New Classes or Series of Shares:

CMA will vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals:

CMA will vote on a CASE-BY-CASE basis proposals for the authorization for or increase in the preferred shares, considering the following factors:

•	Stated specific financing purpose

•	Possible dilution for common shares

•	Whether the shares can be used for antitakover purposes

Policies Addressed by the Investment Company Act of 1940 (“1940 Act”):

CMA will vote proposals regarding adoption or changes of policies addressed by the 1940 Act on a CASE-BY-CASE basis, considering the following factors:

•	Potential competitiveness

•	Regulatory developments

•	Current and potential returns

•	Current and potential risk

CMA generally will vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with current SEC interpretations.

Changing a Fundamental Restriction to a Non-fundamental Restriction:

CMA will vote on a CASE-BY-CASE basis proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

•	Fund’s target investments

•	Reasons given by the fund for the change

•	Projected impact of the change on the portfolio

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Change Fundamental Investment Objective to Non-fundamental:

CMA will vote AGAINST proposals to change a fund’s investment objective from fundamental to non-fundamental unless management acknowledges meaningful limitations upon its future requested ability to change the objective.

Name Change Proposals:

CMA will vote on a CASE-BY-CASE basis proposals to change a fund’s name, considering the following factors:

•	Political/economic changes in the target market

•	Consolidation in the target market

•	Current asset composition

Change in Fund’s Subclassification:

CMA will vote on a CASE-BY-CASE basis proposals to change a fund’s subclassification, considering the following factors:

•	Potential competitiveness

•	Current and potential returns

•	Risk of concentration

•	Consolidation in target industry

Disposition of Assets/Termination/Liquidation:

CMA will vote on a CASE-BY-CASE basis these proposals, considering the following factors:

•	Strategies employed to salvage the company

•	Past performance of the fund

•	Terms of the liquidation

Changes to the Charter Document:

CMA will vote on a CASE-BY-CASE basis proposals to change the charter document, considering the following factors:

•	The degree of change implied by the proposal

•	The efficiencies that could result

•	The state of incorporation; net effect on shareholder rights

•	Regulatory standards and implications

CMA will vote FOR:

•

Proposals allowing the Board to impose, without shareholder approval, fees payable upon redemption of fund shares, provided imposition of such fees is likely to benefit long-term fund investors (e.g., by deterring market timing activity by other fund investors)

•

Proposals enabling the Board to amend, without shareholder approval, the fund’s management agreement(s) with its investment adviser(s) or sub-advisers, provided the amendment is not required by applicable law (including the Investment Company Act of 1940) or interpretations thereunder to require such approval

B-15

CMA will vote AGAINST:

•	Proposals enabling the Board to:

•	Change, without shareholder approval the domicile of the fund

•	Adopt, without shareholder approval, material amendments of the fund’s declaration of trust or other organizational document

Changing the Domicile of a Fund:

CMA will vote on a CASE-BY-CASE basis proposals to reincorporate, considering the following factors:

•	Regulations of both states

•	Required fundamental policies of both states

•	The increased flexibility available

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval:

CMA will vote FOR proposals to enable the Board or Investment Adviser to hire and terminate sub-advisers, without shareholder approval, in accordance with applicable rules or exemptive orders under the Investment Company Act of 1940.

Distribution Agreements:

CMA will vote these proposals on a CASE-BY-CASE basis, considering the following factors:

•	Fees charged to comparably sized funds with similar objectives

•	The proposed distributor’s reputation and past performance

•	The competitiveness of the fund in the industry

•	Terms of the agreement

Master-Feeder Structure:

CMA will vote FOR the establishment of a master-feeder structure.

Mergers:

CMA will vote merger proposals on a CASE-BY-CASE basis, considering the following factors:

•	Resulting fee structure

•	Performance of both funds

•	Continuity of management personnel

•	Changes in corporate governance and their impact on shareholder rights

Shareholder Proposals to Establish Director Ownership Requirement:

CMA will generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While CMA favors stockownership on the part of directors, the company should determine the appropriate ownership requirement.

Shareholder Proposals to Reimburse Shareholder for Expenses Incurred:

CMA will vote on a CASE-BY-CASE basis proposals to reimburse proxy solicitation expenses.

B-16

Shareholder Proposals to Terminate the Investment Adviser:

CMA will vote on a CASE-BY-CASE basis proposals to terminate the investment adviser, considering the following factors:

•	Performance of the fund’s NAV

•	The fund’s history of shareholder relations

•	The performance of other funds under the adviser’s management

CMA’s Proxy Voting Policy (Appendix B): Conflicts of Interest Disclosure and Certification Form

Conflict Review Questionnaire for Proxy Voting Working Group Members and Other Individuals Participating in the Proxy Voting Decision-Making Process.

Instructions: Please complete each of the questions. Please provide an explanation for any affirmative responses. Return the completed questionnaire to Columbia Management Conflicts of Interest Officer.

Issuer and Proxy Matter:

1.	Do you or any member of your immediate family have an existing (or potential) business, financial, personal or other relationship with any management personnel of the issuer[1]?

2.	Do you or any member of your immediate family have an existing (or potential) business, financial, personal or other relationship with any person participating, supporting, opposing or otherwise connected with the particular proxy proposal (e.g., principals of the issuer; director nominees of issuer company; shareholder activists)?

3.	Have you discussed this particular proxy proposal with anyone outside of Columbia Management’s investment group[2]?

4.	Are you aware of any other potential personal conflicts of interest not described above? Please detail below.

Name:
Signed:
Date:

[1]	Personal investing in the issuer by you or a member of your immediate family does not require an affirmative response to this item.
[2]	Communications with issuer or solicitors in the regular course of business would not have to be disclosed on this form.

B-17

CMA’s Proxy Voting Policy (Appendix C): CMA Proxy Vote Recommendation/ Proxy Committee Request Form

Name of Investment Associate:

Company Name:

Cutoff Date and Meeting Date:

Proxy Agenda Item:

Description of Item:

(The above information will be pre-populated by the Proxy Department.)

Recommendation (Check One):

            FOR

            AGAINST

            WITHHOLD

            ABSTAIN

Brief rationale:

Please attach any supporting information other than analysis or reports provided by the Proxy Department.

Signed

By signing, I am certifying that I either have no conflicts of interest-related information to report or have sent a completed “Conflicts of Interest Disclosure and Certification Form” to Compliance Risk Management (Conflicts Officer).

Send Completed Forms to:

GWIM Investment Operations — Proxy Department

B-18

Appendix A – Pro Forma Financial Statements

PRO FORMA COMBINING STATEMENTS OF ASSETS & LIABILITIES

As of September 30, 2007 (Unaudited)

	Equity Income Fund	Columbia Dividend Income Fund		Columbia Dividend Income Fund
	Acquired Fund	Acquiring Fund	Pro Forma Adjustments	Pro Forma Combined
Assets
Investments, at cost	$181,606,880	$963,100,415		$1,144,707,295

Investments, at value (including securities on loan of $ - and $50,507,117, respectively)	$230,173,262	$1,192,429,944		$1,422,603,206
Cash	—	561		561
Receivable for:
Investment sold	6,409,449			6,409,449
Fund shares sold	38,555	1,462,400		1,500,955
Interest	—	20,910		20,910
Dividends	572,880	2,274,115		2,846,995
Securities lending	—	8,845		8,845
Foreign tax reclaims	—	7,845		7,845
Expense reimbursement due from Investment Advisor	11,964	—		11,964
Trustees’ deferred compensation plan	—	97,591		97,591
Prepaid expenses	13,730	—		13,730

Total Assets	237,219,840	1,196,302,211		1,433,522,051

Liabilities
Collateral on securities loaned	—	52,239,984		52,239,984
Expense reimbursement due to Investment Advisor		57,612		57,612
Payable to custodian	241,861	—		241,861
Payable for:
Investment purchased		1,197,261		1,197,261
Fund shares repurchased	99,589	1,734,525		1,834,114
Distributions	—	680		680
Investment advisory fee	144,094	618,090		762,184
Administration fee	16,438	61,535		77,973
Transfer agent fee	19,154	94,835		113,989
Pricing and bookkeeping fees	3,676	10,237		13,913
Audit fee	16,526	—		16,526
Trustees’ fees	—	8,097		8,097
Custody fee	638	3,999		4,637
Shareholder servicing fee	48,049	—		48,049
Distribution and service fees	—	159,077		159,077
Principal on loan	1,000,000	—		1,000,000
Interest fee	767	—		767
Chief compliance and officer expenses and fees	—	235		235

A-1

Trustees’ deferred compensation plan	—	97,591			97,591
Other liabilities	32,999	310,740	83,142	(d)	426,881

Total Liabilities	1,623,791	56,594,498	83,142	(d)	58,301,431

Net Assets	$235,596,049	$1,139,707,713	$(83,142	)(d)	$1,375,220,620

Composition of Net Assets
Paid-in capital	$181,007,347	$983,268,252			$1,164,275,599
Undistributed net investment income	125,115	295,363	(83,142	)(d)	337,336
Accumulated net realized loss	5,896,815	(73,185,431)			(67,288,616)
Net unrealized appreciation (depreciation) on:
Investments	48,566,382	229,329,529			227,895,911
Foreign currency translations	390	—			390

Net Assets	$235,596,049	$1,139,707,713	$(83,142	)(d)	$1,375,220,620

Class A Shares
Net assets	$—	$370,357,573			$370,357,573
Shares outstanding	—	24,122,564			24,122,564

Net asset value per share (b)	$—	$15.35			$15.35

Maximum sales charge		5.75%			5.75%

Maximum offering price per share ($15.35/0.9425) (c)	$—	$16.29			$16.29

Class B Shares
Net assets	$—	$52,937,436			$52,937,436
Shares outstanding	—	3,522,068			3,522,068

Net asset value and offering price per share (b)	$—	$15.03			$15.03

Class C Shares
Net assets	$—	$20,621,828			$20,621,828
Shares outstanding	—	1,372,868			1,372,868

Net asset value and offering price per share (b)	$—	$15.02			$15.02

Class T Shares
Net assets	$—	100,932,087	—		100,932,087
Shares outstanding	—	6,573,792	—		6,573,792

Net asset value per share (b)	$—	$15.35			$15.35

Maximum sales charge	—	5.75%			5.75%

Maximum offering price per share ($15.35/0.9425) (c)	$—	$16.29			$16.29

Class R shares(a)
Net assets	$—	$—	1,219	(d)	$1,219
Shares outstanding	—	—	122	(e)	122

Net asset value, offering and redemption price per share	$—	$—			$10.03 (f)

A-2

Class Z Shares(a)
Net assets	$—			$594,858,789	235,511,688	(d	)	$830,370,477
Shares outstanding	—			38,740,002	15,337,629	(e	)	54,077,631

Net asset value, offering and redemption price per share	$—			$15.36				$15.36

Shares (a)
Net assets	$235,594,830			$—	(235,594,830)			$—
Shares outstanding	23,603,051			—	(23,603,051)			—

Net asset value and offering price per share	$9.98			$—				$—

Retirement Shares (a)
Net assets	$1,219			$—	(1,219)			$—
Shares outstanding	122			—	(122)			—

Net asset value and offering price per share	$10.03	(f	)	$—				$—

(a)	Shares Class shares and Retirement Shares Class shares of Equity Income Fund are exchanged for Class Z shares and new Class R shares, respectively, of Columbia Dividend Income Fund based on the net asset value per share of Columbia Dividend Income Fund’s Class Z shares and new Class R shares at the time of the merger.

(b)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(c)	On sales of $50,000 or more the offering price is reduced.

(d)	Adjustment reflects one time proxy, accounting, legal and other costs of the reorganization of $83,142 and $0 to be borne by Equity Income Fund and Columbia Dividend Income Fund, respectively.

(e)	Reflects estimated shares issued to Equity Income Fund at the time of the merger.

(f)	Net asset value per share rounds due to fractional shares outstanding.

See Accompanying Notes to Financial Statements.

A-3

PRO FORMA COMBINING STATEMENTS OF OPERATIONS

For the Period Ended September 30, 2007 (Unaudited)

	Equity Income Fund	Columbia Dividend Income Fund		Columbia Dividend Income Fund
	Acquired Fund	Acquiring Fund	Pro Forma Adjustments	Pro Forma Combined
Investment Income:
Dividends	$6,849,832	$29,412,742		$36,262,574
Interest	38,151	2,116,995		2,155,146
Securities lending	—	148,851		148,851
Foreign taxes withheld	(100,725)	(209,259)		(309,984)

Total Investment Income	6,787,258	31,469,329		38,256,587

Expenses:
Investment advisory fee	1,768,020	7,151,747	(350,556)	8,569,211	(a)
Administration fee	352,397	714,875	(194,127)	873,145	(a)
Distribution fee:
Class B	—	425,614		425,614
Class C	—	134,976		134,976
Class G	—	7,810	(7,810)	—	(b)
Retirement Shares	6	—	—	6	(c)
Service fee:
Class A	—	893,354	—	893,354
Class B	—	141,871	—	141,871
Class C	—	44,992	—	44,992
Class G	—	3,618	(3,618)	—	(b)
Shares	572,039	—	(572,039)	—	(c)
Retirement Shares	3	—	(3)	—	(c)
Shareholder service fee - Class T	—	299,083	3,639	302,722	(b)
Transfer agent fee	50,072	761,043	(58,153)	752,962	(e)
Pricing and bookkeeping fees	5,961	155,327	(14,183)	147,105	(d)
Legal and audit fees	35,843	103,379	(31,056)	108,166	(e)
Trustees’ fees	17,775	54,143	(17,775)	54,143	(e)
Custody fee	18,759	43,057	(15,588)	46,228	(e)
Chief compliance officer expenses and fees (See Note 4)	—	4,454	—	4,454
Other expenses	36,864	295,572	(20,292)	312,144	(e)

Expenses before interest expense	2,857,739	11,234,915	(1,281,561)	12,811,093

Interest expense	767	—	(767)	—

Total Expenses	2,858,506	11,234,915	(1,282,328)	12,811,093

Fees and expenses waived or reimbursed by Investment Advisor	(234,050)	(725,253)	544,862	(414,441	)(a)
Fees and expenses waived by Administrator	(37,947)	—	37,947	—	(a)
Fees and expenses waived by Distributior - Class G	—	(7,810)	7,810	—	(b)

A-4

Expense Reductions	(3,270)	(22,526)	(1,707)	(27,503)

Net Expenses	2,583,239	10,479,326	(693,416)	12,369,149

Net Investment Income	4,204,019	20,990,003	693,416	25,887,438

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on:
Investments	6,646,316	52,204,503		58,850,819
Foreign currency transactions	5,938			5,938
Written options	70,586			70,586

Total net realized gain (loss)	6,722,840	52,204,503		58,927,343

Change in unrealized appreciation (depreciation) of investments, foreign currency translations and written options	16,574,010	96,436,179		113,010,189

Net Gain (Loss)	23,296,850	148,091,482		171,937,532

Net Increase in Net Assets from Operations	$27,500,869	$169,081,485	693,416	$197,824,970

(a)	Based on the contract in effect for Columbia Dividend Income Fund.

(b)	Class G previously merged with Class T.

(c)	Retirement Shares Class shares of Equity Income Fund will be exchanged for Class R shares of Columbia Dividend Income Fund and Shares Class Shares of Equity Income Fund will be exchanged for Class Z shares of Columbia Dividend Income Fund when the merger occurs.

(d)	Bookkeeping fees are based on the contract in effect for Columbia Dividend Income Fund.

(e)	Reflects elimination of duplicate expenses achieved as a result of the merger.

A-5

PRO FORMA COMBINING INVESTMENT PORTFOLIO

September 30, 2007 (Unaudited)

		Equity Income Fund		Columbia Dividend Income Fund		Columbia Dividend Income Fund
	% of Net	Acquired Fund		Acquiring Fund		Pro Forma Combined
	Assets	Shares	Value ($)	Shares	Value ($)	Shares	Value ($)
Common Stocks	90.6%
CONSUMER DISCRETIONARY	6.7%
Hotels, Restaurants & Leisure	1.7%
McDonald’s Corp.		—	—	430,000	23,422,100	430,000	23,422,100

			—		23,422,100		23,422,100

Media	2.9%
CBS Corp.. Class B		105,000	3,307,500	330,000	10,458,000	435,000	13,765,500
McGraw-Hill Companies, Inc.		—	—	130,000	6,618,300	130,000	6,618,300
Meredith Corp.		—	—	180,000	10,314,000	180,000	10,314,000
Newell rubbermaid, Inc.		225,000	6,484,500	—	—	225,000	6,484,500
Time Warner, Inc.		135,000	2,478,600	—	—	135,000	2,478,600

			12,270,600		27,390,300		39,660,900

Multiline Retail	0.7%
Macy’s, Inc.		—	—	280,000	9,049,600	280,000	9,049,600

			—		9,049,600		9,049,600

Speciality Retail	1.5%
Circuit City Stores, Inc.		100,000	791,000	—	—	100,000	791,000
Home Depot, Inc.		90,000	2,919,600	172,000	5,579,680	262,000	8,499,280
Sherwin-Williams Co.		—	—	166,000	10,907,860	166,000	10,907,860

			3,710,600		16,487,540		20,198,140

CONSUMER DISCRETIONARY TOTAL			15,981,200		76,349,540		92,330,740

CONSUMER STAPLES	12.5%
Beverages	3.7%
Anheuser-Busch Companies, Inc.		—	—	320,000	15,996,800	320,000	15,996,800
Coca-Cola Co.		—	—	140,000	8,045,800	140,000	8,045,800
Diageo PLC, ADR		—	—	235,000	20,616,550	235,000	20,616,550
PepsiCo, Inc.		—	—	80,000	5,860,800	80,000	5,860,800

			—		50,519,950		50,519,950

Food & Staples Retailing	1.2%
SUPERVALU, Inc.		160,000	6,241,600	—	—	160,000	6,241,600
Wal-Mart Stores, Inc.		—	—	246,000	10,737,900

			6,241,600		10,737,900		16,979,500

A-6

Food Products	2.4%
ConAgra Foods, Inc.		—	—	300,000	7,839,000	300,000	7,839,000
General Mills, Inc.		—	—	126,000	7,309,260	126,000	7,309,260
H.J. Heinz Co.		60,000	2,772,000	170,000	7,854,000
Nestle SA, ADR, Registred Shares		—	—	60,000	6,715,458	60,000	6,715,458

			2,772,000		29,717,718		32,489,718

Household Products	2.7%
Kimberly-Clark Corp.		50,000	3,513,000	130,000	9,133,800
Proctor & Gamble Co.		—	—	356,000	25,041,040	356,000	25,041,040

			3,513,000		34,174,840		37,687,840

Personal Products	0.4%
Avon Products, Inc.		—	—	160,000	6,004,800	160,000	6,004,800

			—		6,004,800		6,004,800

Tobacco	2.0%
Altria Group, Inc.		70,000	4,867,100	260,000	18,077,800	330,000	22,944,900
Reynolds American, Inc. (a)		—	—	75,000	4,769,250	75,000	4,769,250

			4,867,100		22,847,050		27,714,150

CONSUMER STAPLES TOTAL			17,393,700		154,002,258		171,395,958

ENERGY	9.0%
Energy Equipment & Services	0.5%
Halliburton Co.		195,000	7,488,000	—	—	195,000	7,488,000

			7,488,000		—		7,488,000

Oil, Gas & Consumable Fuels	8.4%
BP PLC, ADR		65,000	4,507,750	150,000	10,402,500	215,000	14,910,250
Chevron Corp.		85,000	7,954,300	250,000	23,395,000	335,000	31,349,300
Exxon Mobil Corp.		—	—	540,000	49,982,400	540,000	49,982,400
Occidental Petroleum Corp.		—	—	92,000	5,895,360
Penn West Energy Trust		135,000	4,194,450	—	—	135,000	4,194,450
Royal Dutch Shell PLC, ADR		—	—	120,000	9,861,600	120,000	9,861,600

			16,656,500		99,536,860		116,193,360

ENERGY TOTAL			24,144,500		99,536,860		123,681,360

FINANCIALS	18.6%
Capital Markets	2.7%
Bank of New York Mellon Corp.		185,000	8,165,900	191,000	8,430,740	376,000	16,596,640
Federated Investors, Inc., Class B		—	—	220,000	8,734,000	220,000	8,734,000
Morgan Stanley		75,000	4,725,000	110,000	6,930,000	185,000	11,655,000

			12,890,900		24,094,740		36,985,640

Commercial Banks	3.4%
National City Corp. (a)		—	—	182,000	4,566,380	182,000	4,566,380

A-7

PNC Financial Services Group, Inc.		—	—	76,000	5,175,600	76,000	5,175,600
U.S. Bancorp (a)		153,000	4,977,090	364,000	11,840,920	517,000	16,818,010
Wachovia Corp.		—	—	206,000	10,330,900	206,000	10,330,900
Wells Fargo & Co.		—	—	268,000	9,546,160	268,000	9,546,160

			4,977,090		41,459,960		46,437,050

Diversified Financial Services	2.8%
Citigroup, Inc.		113,000	5,273,710	440,000	20,534,800	553,000	25,808,510
JPMorgan Chase & Co.		—	—	278,000	12,737,960	278,000	12,737,960

			5,273,710		33,272,760		38,546,470

Insurance	8.1%
Arthur J. Gallagher & Co. (a)		285,000	8,256,450	286,000	8,285,420	571,000	16,541,870
Chubb Corp.		—	—	112,000	6,007,680	112,000	6,007,680
Hartford Financial Services Group, Inc.		—	—	184,000	17,029,200	184,000	17,029,200
Lincoln National Corp.		—	—	336,000	22,165,920	336,000	22,165,920
Principal Financial Group, Inc.		—	—	182,000	11,482,380	182,000	11,482,380
RenaissanceRe Holdings Ltd.		90,000	5,886,900	—	—	90,000	5,886,900
Travelers Companies, Inc.		—	—	160,000	8,054,400	160,000	8,054,400
Unum Group				602,000	14,730,940	602,000	14,730,940
Willis Group Holdings Ltd.		—	—	220,000	9,006,800	220,000	9,006,800

			14,143,350		96,762,740		110,906,090

Real Estate Investment Trusts (REITs)	0.2%
Kimco Realty Corp.		—	—	75,000	3,390,750	75,000	3,390,750

			—		3,390,750		3,390,750

Thrifts & Mortgage Finance	1.4%
Freddie Mac		105,000	6,196,050	220,000	12,982,200	325,000	19,178,250

			6,196,050		12,982,200		19,178,250

FINANCIALS TOTAL			43,481,100		211,963,150		255,444,250

HEALTH CARE	9.2%
Pharmaceuticals	9.2%
Abbott Laboratories		—	—	281,000	15,067,220	281,000	15,067,220
Bristol-Myers Squibb Co.		—	—	94,000	2,709,080	94,000	2,709,080
Eli Lilly & Co.		70,000	3,985,100
GlaxoSmithKline PLC, ADR (a)		—	—	200,000	10,640,000	200,000	10,640,000
Johnson & Johnson		—	—	270,000	17,739,000	270,000	17,739,000
Medtronic, Inc.		75,000	4,230,750	—	—	75,000	4,230,750
Merck & Co., Inc.		—	—	300,000	15,507,000	300,000	15,507,000
Novartis AG, ADR		105,000	5,770,800	225,000	12,366,000	330,000	18,136,800

A-8

Pfizer, Inc.		—	—	1,280,000	31,270,400	1,280,000	31,270,400
Wyeth		—	—	150,000	6,682,500	150,000	6,682,500

			13,986,650		111,981,200		125,967,850

HEALTHCARE TOTAL			13,986,650		111,981,200		125,967,850
INDUSTRIALS	9.3%
Aerospace & Defense	2.9%
Boeing Co.		—	—	106,000	11,128,940	106,000	11,128,940
Honeywell International, Inc.		125,000	7,433,750	—	—	125,000	7,433,750
Raytheon Co.		—	—	95,000	6,062,900	95,000	6,062,900
United Technologies Corp.		—	—	182,000	14,647,360	182,000	14,647,360

			7,433,750		31,839,200		39,272,950

Commercial Services & Supplies	0.9%
Waste Management, Inc.		75,000	2,830,500	265,000	10,001,100	340,000	12,831,600

			2,830,500		10,001,100		12,831,600

Electrical Equipment	0.2%
Hubbell, Inc., Class B		60,000	3,427,200	—	—	60,000	3,427,200

			3,427,200		—		3,427,200

Industrial Conglomerates	3.7%
General Electric Co.		195,000	8,073,000	1,042,000	43,138,800	1,237,000	51,211,800

			8,073,000		43,138,800		51,211,800

Machinery	1.6%
Deere & Co.		—	—	90,000	13,357,800	90,000	13,357,800
Dover Corp.		160,000	8,152,000	—	—	160,000	8,152,000

			8,152,000		13,357,800		21,509,800

INDUSTRIALS TOTAL			29,916,450		98,336,900		128,253,350

INFORMATION TECHNOLOGY	8.9%
Communications Equipment	1.4%
Nokia Oyj, ADR		150,000	5,689,500	340,000	12,896,200	490,000	18,585,700

			5,689,500		12,896,200		18,585,700

Computers & Peripherals	3.0%
Diebold, Inc.		—	—	55,000	2,498,100	55,000	2,498,100
Hewlett-Packard Co.		—	—	336,000	16,729,440	336,000	16,729,440
International Business Machines Corp.		—	—	192,800	22,711,840	192,800	22,711,840

			—		41,939,380		41,939,380

A-9

IT Services	1.0%
Automatic Data Processing, Inc.		—	—	185,000	8,497,050	185,000	8,497,050
Electronic Data Systems Corp.		225,000	4,914,000	—	—	225,000	4,914,000

			4,914,000		8,497,050		13,411,050

Office Electronics	0.4%
Canon, Inc., ADR		—	—	110,000	5,971,900	110,000	5,971,900

			—		5,971,900		5,971,900

Semiconductors & Semiconductor Equipment	2.6%
Intel Corp.		—	—	560,000	14,481,600	560,000	14,481,600
Linear Technology Corp.		145,000	5,073,550	—	—	145,000	5,073,550
Taiwan Semiconductor Manufacturing Co., Ltd., ADR		—	—	1,009,999	10,221,190	1,009,999	10,221,190
Xilinx, Inc.		230,000	6,012,200	—	—	230,000	6,012,200

			11,085,750		24,702,790		35,788,540

Software	0.4%
Microsoft Corp.		210,000	6,186,600	—	—	210,000	6,186,600

			6,186,600		—		6,186,600

INFORMATION TECHNOLOGY TOTAL			27,875,850		94,007,320		121,883,170

MATERIALS	3.8%
Chemicals	2.4%
Dow Chemical Co. (a)		—	—	180,000	7,750,800	180,000	7,750,800
E.I. du Pont de Nemours & Co.		—	—	222,000	11,002,320	222,000	11,002,320
Eastman Chemical Co.		67,000	4,470,910	—	—	67,000	4,470,910
RPM, Inc.		395,000	9,460,250	—	—	395,000	9,460,250

			13,931,160		18,753,120		32,684,280

Containers & Packaging	0.5%
Packaging Corp. of America		235,000	6,831,450	—	—	235,000	6,831,450

			6,831,450		—		6,831,450

Forest Products & Paper	0.9%
Domtar Corp.		280,000	2,296,000	—	—	280,000	2,296,000
Pope Resources Ltd.		45,000	1,907,550	—	—	45,000	1,907,550
Rayonier, Inc.		32,000	1,537,280	—	—	32,000	1,537,280
Weyerhaeuser Co.		90,000	6,507,000	—	—	90,000	6,507,000

			12,247,830		—		12,247,830

MATERIALS TOTAL			33,010,440		18,753,120		51,763,560

TELECOMMUNICATION SERVICES	8.5%
Diversified Telecommunication Services	7.8%
AT&T, Inc.		147,000	6,219,570	1,320,000	55,849,200	1,467,000	62,068,770

A-10

Verizon Communications, Inc.		160,000	7,084,800	782,000	34,626,960	942,000	41,711,760
Windstream Corp. (a)		—	—	280,000	3,953,600	280,000	3,953,600

			13,304,370		94,429,760		107,734,130

Wireless Telecommunication Services	0.7%
Sprint Nextel Corp.		—	—	500,000	9,500,000	500,000	9,500,000

			—		9,500,000		9,500,000

TELECOMMUNICATION SERVICES TOTAL			13,304,370		103,929,760		117,234,130

UTILITIES	4.2%
Electric Utilities	3.0%
American Electric Power Co., Inc.		—	—	100,000	4,608,000	100,000	4,608,000
Edison International (a)		—	—	60,000	3,327,000	60,000	3,327,000
Entergy Corp.		—	—	46,000	4,981,340	46,000	4,981,340
Exelon Corp.		—	—	80,000	6,028,800	80,000	6,028,800
FirstEnergy Corp.		—	—	75,000	4,750,500	75,000	4,750,500
FPL Group, Inc.		—	—	80,000	4,870,400	80,000	4,870,400
PPL Corp.		—	—	170,000	7,871,000	170,000	7,871,000
Southern Co. (a)		—	—	140,000	5,079,200	140,000	5,079,200

			—		41,516,240		41,516,240

Multi-Utilities	1.2%
Dominion Resources, Inc.		—	—	60,000	5,058,000	60,000	5,058,000
PG&E Corp.		—	—	120,000	5,736,000	120,000	5,736,000
Public Service Enterprise Group, Inc.		—	—	60,000	5,279,400	60,000	5,279,400

			—		16,073,400		16,073,400

UTILITIES TOTAL			—		57,589,640		57,589,640
TOTAL COMMON STOCKS			219,094,260		1,026,449,748		1,245,544,008

FOREIGN COMMON STOCKS	0.5%
United Kingdom
Pearson PLC		460,000	7,118,102	—	—	460,000	7,118,102

TOTAL FOREIGN COMMON STOCKS			7,118,102		—		7,118,102

Convertible Preferred Stocks	3.1%
CONSUMER DISCRETIONARY	0.3%
Automobiles	0.3%
Ford Motor Co. Capital Trust II, Preferred Exchanged, 6.50%		66,000	2,491,500	—	—	66,000	2,491,500
General Motors Corp., Series C, Preferred Exchanged, 6.25%		60,000	1,469,400	—	—	60,000	1,469,400

			3,960,900		—		3,960,900

CONSUMER DISCRETIONARY TOTAL			3,960,900		—		3,960,900

A-11

FINANCIALS	2.3%
Insurance	2.3%
Metlife, Inc., 6.375%		—	—	522,000	17,878,500	522,000	17,878,500
Platinum Underwriters Holdings Ltd., 6.000%		—	—	50,000	1,643,750	50,000	1,643,750
XL Capital Ltd., 7.000%		—	—	430,000	11,893,800

			—		31,416,050		31,416,050

FINANCIALS TOTAL			—		31,416,050		31,416,050
MATERIALS	0.5%
Metals & Mining	0.5%
Freeport-McMoRan Copper & Gold, Inc. 5.500%		—	—	3,100	7,069,162	3,100	7,069,162

			—		7,069,162		7,069,162

MATERIALS TOTAL			—		7,069,162		7,069,162
TOTAL CONVERTIBLE PREFERRED STOCKS			3,960,900		38,485,212		42,446,112

Preferred Stock	0.8%
HEALTH CARE	0.8%
Pharmaceuticals	0.8%
Schering-Plough Corp.		—	—	40,000	11,080,000	40,000	11,080,000

HEALTH CARE TOTAL			—		11,080,000		11,080,000

TOTAL PREFERRED STOCK			—		11,080,000		11,080,000

	3.8%
Securities Lending Collateral
State Street Navigator Securities Lending Prime Portfolio (b)						0	0
(7 day yield 5.320%)		—	—	52,239,984	52,239,984

TOTAL SECURITIES LENDING COLLATERAL			—		52,239,984		52,239,984

		Par ($)		Par ($)		Par ($)
Short-Term Obligation	4.7%
Repurchase agreement with Fixed Income Clearing Corp., dated 09/28/07, due on 10/01/07, at 3.910%, collateralized by a U.S. Government Treasury Obligation maturing 05/15/20, market value $65,463,881 (repurchase proceeds $64,195,910)		—	—	64,175,000	64,175,000	64,175,000	64,175,000

TOTAL SHORT-TERM OBLIGATION			—		64,175,000		64,175,000

A-12

Total Investments	103.4%	230,173,262		1,192,429,944			1,422,603,206
Other Assets & Liabilities, Net	-3.4%	5,422,787		(52,722,231)		(83,142)	(47,299,444)

Net Assets	100.0%	235,596,049		1,139,707,713		$(83,142)	1,375,220,620
Total Investments at Cost		181,606,880	(c)	963,424,386	(d)		1,145,031,266	(e)

Notes to Investment Portfolio:

(a)	All or a portion of this security is on loan at September 30, 2007. The aggregate market value of securities on loan at September 30, 2007 is $50,507,117.

(b)	Investment made with cash collateral received from securities lending activity.

(c)	Cost for federal income tax purposes is $18,606,880.

(d)	Cost for federal income tax purposes is $963,424,386.

(e)	Cost for federal income tax purposes is $1,145,031,266.

Acronym

ADR - American Depositary Receipt

Ltd. - Limited

PLC - Public limited company

For the six months ended September 30, 2007, the Acquiring Fund’s transactions in written option contracts were as follows:

	Number of contracts	Premium received
Options outstanding at March 31, 2007	—	$—
Options written	500	98,498
Options terminated in closing purchase transactions	—	—
Options exercised	—	—
Options expired	(500)	(98,498)
Options outstanding at September 30, 2007	—	—

A-13

COLUMBIA DIVIDEND INCOME FUND

AND

EQUITY INCOME FUND

PRO FORMA COMBINING FINANCIAL STATEMENTS

Notes to Financial Statements

September 30, 2007

(Unaudited)

Note 1. Organization

Columbia Dividend Income Fund (the “Acquiring Fund”), is a series of Columbia Funds Series Trust I (the “Acquiring Trust”). The Acquiring Trust is organized as a Massachusetts business trust. Equity Income Fund (the “Acquired Fund”), a series of the Excelsior Funds Trust (the “Acquired Trust”), is organized as a Delaware statutory trust. The Acquiring Trust and the Acquired Trust are registered under the Investment Company Act of 1940, as amended, as open-end management investment companies.

Investment Goal

The Acquiring Fund seeks current income and capital appreciation. The Acquired Fund seeks total return on its assets through capital appreciation and income.

Fund Shares

The Acquiring Trust and the Acquired Trust may each issue an unlimited number of shares. The Acquiring Fund currently offers five classes of shares: Class A, Class B, Class C, Class T and Class Z shares. In connection with the merger, the Acquiring Fund is offering, and following the merger, the Acquiring Fund will offer, Class R shares. Each share class has its own expense structure and sales charges, as applicable. The Acquired Fund offers two classes of shares: Shares Class shares and Retirement Shares Class shares, which are offered continuously at net asset value.

Note 2. Basis of Combination

The accompanying pro forma financial statements give effect to the proposed transfer of the assets and liabilities of the Acquired Fund to the Acquiring Fund accounted for as if the transfer had occurred as of September 30, 2007. In addition, the pro forma combined statement of operations has been prepared as if the transfer had occurred at the beginning of the fiscal year ended September 30, 2007 and based upon the proposed fee and expense structure of the Acquiring Fund.

Under the terms of the merger, the combination of the Acquired Fund and the Acquiring Fund will be accounted for by the method of accounting for tax-free mergers of investment companies. The merger will be accomplished by the acquisition of the net assets of the Acquired Fund by the Acquiring Fund in exchange for new shares of the Acquiring Fund at net asset value.

The Pro Forma Investment Portfolios and Pro Forma Statements of Assets and Liabilities of the Acquired Fund and the Acquiring Fund have been combined to reflect balances as of September 30, 2007. The Pro Forma Statements of Operations of the Acquired Fund and the Acquiring Fund have been combined to reflect the twelve months ended September 30, 2007. Columbia Management Advisors, LLC expects that all of the securities held by the Acquired Fund as of September 30, 2007 would comply with the compliance guidelines and/or investment restrictions of the Acquiring Fund.

Following the merger the Acquiring Fund will be the accounting survivor. In accordance with accounting principles generally accepted in the United States of America, the historical cost of investment securities will be carried forward to the Acquiring Fund and the results of operations for pre-combined periods will not be adjusted retrospectively.

The accompanying pro forma financial statements should be read in conjunction with the financial statements of the Acquiring Fund and the Acquired Fund included within their annual shareholder reports dated September 30, 2007 and March 31, 2007 respectively, as well as the semi-annual shareholder reports dated March 31, 2007 and September 30, 2007 for the Acquiring Fund and the Acquired Fund, respectively.

A-14

Note 3. Significant Accounting Policies

Both the Acquiring Fund and the Acquired Fund have substantially the same accounting policies. The Acquired Fund accounting policies are detailed in the annual shareholder reports referenced above in Note 2.

Federal Income Tax Status

The Acquiring Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its income for its tax year, and as such will not be subject to federal income taxes. In addition, the Acquiring Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Acquiring Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Indemnification

In the normal course of business, the Acquiring Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Acquiring Fund’s maximum exposure under these arrangements is unknown because this would involve future claims against the Acquiring Fund. Also, under the Acquiring Trust’s organizational documents and by contract, the trustees and officers of the Acquiring Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Acquiring Trust. However, based on experience, the Acquiring Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 4. Fees and Compensation paid to Affiliates

Investment advisory fees, administration fees and related party transactions of the Acquired Fund are detailed in the annual shareholder reports referenced above in Note 2.

Note 5. Capital Shares

The pro forma combining net asset value per share assumes the issuance of Acquiring Fund shares to Acquired Fund shareholders in connection with the proposed merger. If the merger is approved by the shareholders of the Acquired Fund, the Acquired Fund will transfer all of the assets and liabilities attributable to its Institutional Shares Class shares to the Acquiring Fund in exchange for Class Z shares of the Acquiring Fund. The number of shares assumed to be issued is equal to the net asset value of the Acquired Fund divided by the net asset value per share of the Acquiring Fund as of September 30, 2007. The pro forma number of shares outstanding, by class, for the combined fund consists of the following at September 30, 2007:

Class of Shares	Shares of Acquiring Fund Pre-Merger	Additional Shares Assumed Issued with Merger	Total Shares Outstanding Post-Merger
Class A Shares	24,122,564		24,122,564
Class B Shares	3,522,068		3,522,068
Class C Shares	1,372,868		1,372,868
Class T Shares	6,573,792		6,573,792
Class R Shares	—	122	122
Class Z Shares	38,740,002	15,337,629	54,077,631

A-15

Filed pursuant to Rule 497(b).

File no.333-148106.

COLUMBIA FUNDS SERIES TRUST I

Form N-14

Part B

STATEMENT OF ADDITIONAL INFORMATION

January 16, 2008

This Statement of Additional Information (the “SAI”) relates to the proposed acquisition (the “Merger”) of Long-Term Tax-Exempt Fund (the “Acquired Fund”), a series of Excelsior Tax-Exempt Funds, Inc., by Columbia Tax-Exempt Fund (the “Fund”), a series of Columbia Funds Series Trust I. This SAI contains information which may be of interest to shareholders but which is not included in the Prospectus/Proxy Statement dated January 16, 2008 (the “Prospectus/Proxy Statement”) which relates to the Merger. As described in the Prospectus/Proxy Statement, the Merger would involve the transfer of all the assets of the Acquired Fund to the Fund in exchange for shares of the Fund and the assumption of all the liabilities of the Acquired Fund by the Fund. The Acquired Fund would distribute the Fund shares it receives to its shareholders in complete liquidation of the Acquired Fund. The Fund would be the survivor for accounting purposes.

This SAI is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement. The Prospectus/Proxy Statement and annual report have been filed with the Securities and Exchange Commission and is available upon request and without charge by writing to the Fund at One Financial Center, Boston, Massachusetts 02111, or by calling 1-800-708-7953.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, located at 125 High Street, Boston, MA 02110-1707, is the independent registered public accounting firm for the Fund, providing audit and tax return review of various Securities and Exchange Commission filings. The Report of Independent Registered Public Accounting Firm, Financial Highlights and Financial Statements included in the Fund’s Annual Report to Shareholders for the fiscal year ended November 30, 2006 are incorporated by reference into this SAI. The audited financial statements for the Fund incorporated by reference into this SAI and the audited financial statements for the Acquired Fund incorporated by reference into the Prospectus/Proxy Statement and this SAI have been so included and incorporated in reliance upon the report of PricewaterhouseCoopers LLP, given on its authority as an expert in auditing and accounting.

FINANCIAL STATEMENTS

The Fund’s most recent semiannual report, which includes the Fund’s unaudited financial statements dated May 31, 2007, are incorporated by reference into this SAI.

Pro forma financial statements are not provided for the Fund in reliance on Item 14 (a)(2) of Form N-14.

1

2

SAI PRIMER

The SAI is a part of the Fund’s registration statement that is filed with the SEC. The registration statement includes the Fund’s prospectuses, the SAI and certain other exhibits. The SAI, and any supplements to it, can be found online at www.columbiafunds.com, or by accessing the SEC’s website at www.sec.gov.

The SAI generally provides additional information about the Fund that is not required to be in the Fund’s prospectuses. The SAI expands discussions of certain matters described in the Fund’s prospectuses and provides certain additional information about the Fund that may be of interest to some investors. Among other things, the SAI provides information about:

•	the organization of the Trust;

•	the Fund’s investments;

•	the Fund’s investment advisor, investment sub-advisor(s) (if any) and other service providers, including roles and relationships of Bank of America and its affiliates, and conflicts of interest;

•	the governance of the Fund;

•	the Fund’s brokerage practices;

•	the share classes offered by the Fund;

•	the purchase, redemption and pricing of Fund shares; and

•	the application of federal income tax laws.

Investors may find this information important and helpful. If you have any questions about the Fund, please call Columbia Funds at 800.345.6611 or contact your financial advisor.

Before reading the SAI, you should consult the Glossary below, which defines certain of the terms used in the SAI.

Glossary

1933 Act	Securities Act of 1933, as amended

1934 Act	Securities Exchange Act of 1934, as amended

1940 Act	Investment Company Act of 1940, as amended

Administration Agreement	The administration agreement between the Trust, on behalf of the Fund, and the Administrator

Administrator	Columbia Management Advisors, LLC

Advisor	Columbia Management Advisors, LLC

AMEX	American Stock Exchange

BAI	Banc of America Investment Services, Inc.

BAS	Banc of America Securities LLC

Bank of America	Bank of America Corporation

BFDS/DST	Boston Financial Data Services, Inc./DST Systems, Inc.

Board	The Trust’s Board of Trustees

CMOs	Collateralized mortgage obligations

Code	Internal Revenue Code of 1986, as amended

3

Codes of Ethics	The codes of ethics adopted by the Board pursuant to Rule 17j-1 under the 1940 Act

Columbia Funds Complex	The mutual fund complex that is comprised of the open-end investment management companies advised by the Advisor or its affiliates and principally underwritten by Columbia Management Distributors, Inc., as that term is defined under Item 12 of Form N-1A

Columbia Funds or Columbia Funds Family	The fund complex that is comprised of the open-end investment management companies advised by the Advisor or its affiliates and principally underwritten by Columbia Management Distributors, Inc.

Custodian	State Street Bank and Trust Company

Distributor	Columbia Management Distributors, Inc.

Distribution Agreement	The distribution agreement between the Trust, on behalf of the Fund, and the Distributor

Distribution Plan(s)	One or more of the plans adopted by the Board pursuant to Rule 12b-1 under the 1940 Act for the distribution of the Fund’s shares

Fitch	Fitch Investors Service, Inc.

FNMA	Federal National Mortgage Association

The Fund or a Fund	Columbia Tax-Exempt Fund

GNMA	Government National Mortgage Association

Independent Trustees	The Trustees of the Board who are not “interested persons” of the Fund as defined in the 1940 Act

International/Global Equity Fund(s)	One or more of the international/global equity funds in the Columbia Funds Family

Investment Advisory Agreement	The investment advisory agreement between the Trust, on behalf of the Fund, and the Advisor

IRS	United States Internal Revenue Service

LIBOR	London Interbank Offered Rate

Money Market Fund(s)	One or more of the money market funds in the Columbia Funds Family

Moody’s	Moody’s Investors Service, Inc.

NASDAQ	National Association of Securities Dealers Automated Quotations system

NRSRO	Nationally recognized statistical ratings organization (such as Moody’s, Fitch or S&P)

NSCC	National Securities Clearing Corporation

NYSE	New York Stock Exchange

Principal Underwriter	Columbia Management Distributors, Inc.

REIT	Real estate investment trust

RIC	A “regulated investment company,” as such term is used in the Internal Revenue Code of 1986, as amended

4

S&P	Standard & Poor’s Corporation (“Standard & Poor’s” and “S&P” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Advisor. The Columbia Funds are not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Columbia Funds).

SAI	This Statement of Additional Information

SEC	United States Securities and Exchange Commission

Selling Agent(s)	One or more of the banks, broker/dealers or other financial institutions that have entered into a sales support agreement with the Distributor

Servicing Agent(s)	One or more of the banks, broker/dealers or other financial institutions that have entered into a shareholder servicing agreement with the Distributor

Tax-Exempt Fund	Columbia Tax-Exempt Fund

Transfer Agent	Columbia Management Services, Inc.

Transfer Agency Agreement	The transfer agency agreement between the Trust, on behalf of the Fund, and Columbia Management Services, Inc.

The Trust	Columbia Funds Series Trust I, the registered investment company in the Columbia Funds Family to which this SAI relates

Trustee(s)	One or more of the Board’s Trustees

5

ABOUT THE TRUST

The Trust is a registered investment company under the 1940 Act within the Columbia Funds Family. Columbia Funds offers over 100 mutual funds in all major asset classes, and the Advisor had approximate assets under management of $370.2 billion as of December 31, 2007.

The Trust was organized as a Massachusetts business trust in 1987. On September 23, 2005, the Trust changed its name from Columbia Funds Trust IX to its current name. On October 13, 2003, the Trust changed its name from Liberty-Stein Roe Funds Municipal Trust to Columbia Funds Trust IX.

The Fund represents a series of the Trust and is an open-end diversified management investment company. The Fund has a fiscal year end of November 30th.

Prior to September 19, 2005 (the Fund Reorganization Date), the Fund was organized as a series of Columbia Funds Trust IV, a Massachusetts business trust (the Predecessor Fund). The information provided for the Fund in this SAI for periods prior to the Fund Reorganization Date relates to the Predecessor Fund. The Predecessor Fund commenced investment operations on November 21, 1978.

6

ABOUT THE FUND’S INVESTMENTS

The investment objective, principal investment strategies (i.e., as used in this SAI and the corresponding prospectuses, a strategy which generally involves the ability to invest 10% or more of the Fund’s total assets) and related principal investment risks for the Fund are discussed in the Fund’s prospectuses.

Certain Investment Activity Limits

The overall investment and other activities of the Advisor and its affiliates may limit the investment opportunities for the Fund in certain markets where limitations are imposed by regulators upon the amount of investment by affiliated investors, in the aggregate or in individual issuers. From time to time, the Fund’s activities also may be restricted because of regulatory restrictions applicable to the Advisor and its affiliates and/or because of their internal policies. See Investment Advisory and Other Services — Other Roles and Relationships of Bank of America and its Affiliates — Certain Conflicts of Interest.

Fundamental and Non-Fundamental Investment Policies

The following discussion of “fundamental” and “non-fundamental” investment policies and limitations for the Fund supplements the discussion of investment policies in the Fund’s prospectuses. A fundamental policy may be changed only with Board and shareholder approval. A non-fundamental policy may be changed by the Board and does not require shareholder approval, but may require notice to shareholders in certain instances.

Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding an investment standard, compliance with such percentage limitation or standard will be determined solely at the time of the Fund’s acquisition of such security or asset. Borrowings and other instruments that may give rise to leverage and the restriction on investing in illiquid securities are monitored on an ongoing basis.

Fundamental Investment Policies

The 1940 Act provides that a “vote of a majority of the outstanding voting securities” means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. The following fundamental investment policies cannot be changed without such a vote.

The Fund may not, as a matter of fundamental policy:

1. Underwrite any issue of securities issued by other persons within the meaning of the 1933 Act except when it might be deemed to be an underwriter either: (i) in connection with the disposition of a portfolio security; or (ii) in connection with the purchase of securities directly from the issuer thereof in accordance with the Fund’s investment objective. This restriction shall not limit the Fund’s ability to invest in securities issued by other registered investment companies;

2. Purchase or sell real estate, except the Fund may: (i) purchase securities of issuers which deal or invest in real estate, (ii) purchase securities which are secured by real estate or interests in real estate and (iii) hold and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of securities which are secured by real estate or interests therein;

3. Purchase or sell commodities, except that the Fund may to the extent consistent with its investment objective: (i) invest in securities of companies that purchase or sell commodities or which invest in such programs, (ii) purchase and sell options, forward contracts, futures contracts, and options on futures contracts and (iii) enter into swap contracts and other financial transactions relating to commodities. This limitation does not apply to foreign currency transactions including without limitation forward currency contracts;

7

4. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States or any of their agencies, instrumentalities or political subdivisions; and (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief;

5. Make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief;

6. Borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief; and

7. Purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (i) up to 25% of its total assets may be invested without regard to these limitations and (ii) the Fund’s assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief.

In addition to the above listed fundamental investment policies, the Fund:

8. Will, under normal circumstances, invest at least 80% of its total assets in tax-exempt bonds.

Non-Fundamental Investment Policies

1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;

2. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities; and

3. Invest more than 15% of its net assets in illiquid assets.

Permissible Investments and Related Risks

The Fund’s prospectuses identify and summarize the individual types of securities in which the Fund invests as part of its principal investment strategies and the risks associated with such investments.

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The table below identifies for the Fund the types of securities in which it is permitted to invest, including those described in the Fund’s prospectuses. The Fund generally has the ability to invest 10% or more of its total assets in the types of securities described in its prospectuses. To the extent a type of security identified below for the Fund is not described in the Fund’s prospectuses, the Fund generally invests less than 10% of the Fund’s total assets in such security type.

Information about individual types of securities (including certain of their associated risks) in which the Fund may invest is set forth below. The Fund’s investment in these types of securities is subject to its investment objective and fundamental and non-fundamental investment policies.

Permissible Fund Investments

Investment Type	Tax-Exempt Fund
Asset-Backed Securities	✓
Bank Obligations	✓
Common Stock	✓
Convertible Securities	✓
Corporate Debt Securities	✓
Custody Receipts and Trust Certificates	✓
Derivatives
Index or Linked Securities (Structured Products)	✓
Futures Contracts and Options on Futures Contracts	✓
Stock Options and Stock Index Options	✓
Swap Agreements	✓
Dollar Rolls	✓
Foreign Currency Transactions	✓
Foreign Securities	✓
Guaranteed Investment Contracts	✓
Investing in a Master Portfolio
Illiquid Securities	✓
Investments in Other Investment Companies	✓
Low and Below Investment Grade Securities	✓
Money Market Instruments	✓
Mortgage-Backed Securities	✓
Municipal Securities	✓
Participation Interests	✓
Preferred Stock	✓
Private Placement and Other Restricted Securities	✓
Real Estate Investment Trusts and Master Limited Partnerships	✓
Repurchase Agreements	✓
Reverse Repurchase Agreements
Standby Commitments	✓
Stripped Securities
U.S. Government and Related Obligations	✓
Variable- and Floating-Rate Obligations	✓
Warrants and Rights
When-Issued, Delayed Delivery and Forward Commitment Transactions	✓
Zero-Coupon, Pay-in-Kind and Step-Coupon Securities	✓

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Asset-Backed Securities

Asset-backed securities represent interests in, or debt instruments that are backed by, pools of various types of assets that generate cash payments generally over fixed periods of time. Such securities entitle the security holders to receive distributions that are tied to the payments made on the underlying assets (less fees paid to the originator, servicer, or other parties, and fees paid for credit enhancement), so that the payments made on the underlying assets effectively pass through to such security holders. Asset-backed securities typically are created by an originator of loans or owner of accounts receivable that sells such underlying assets to a special purpose entity in a process called a securitization. The special purpose entity issues securities that are backed by the payments on the underlying assets, and have a minimum denomination and specific term. These securities, in turn, are either privately placed or publicly offered. One example of an asset-backed security is a structured investment vehicle (SIV). A SIV is an investment vehicle which buys high rated, long-dated assets using funding from a combination of commercial paper, medium-term notes and capital notes.

Investing in asset-backed securities is subject to certain risks. For example, the value of asset-backed securities may be affected by, among other factors, changes in: interest rates, the market’s assessment of the quality of underlying assets, the creditworthiness of the servicer for the underlying assets, information concerning the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments, or other credit enhancement. The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement.

Declining or low interest rates may lead to a more rapid rate of repayment on the underlying assets, resulting in accelerated payments on asset-backed securities that then would be reinvested at a lesser rate of interest. Rising or high interest rates tend to lead to a slower rate of repayment on the underlying assets, resulting in slower than expected payments on asset-backed securities that can, in turn, lead to a decline in value. The impact of changing interest rates on the value of asset-backed securities may be difficult to predict and result in greater volatility. Holders of asset-backed securities generally have no recourse against the originator of the underlying assets in the event of a default on the underlying assets. Credit Risk reflects the risk that a holder of asset-backed securities, backed by pools of receivables such as mortgage loans, may not receive all or part of its principal because the issuer, any credit enhancer and/or an underlying obligor has defaulted on its obligations. Credit risk is increased for asset-backed securities that are subordinated to another security (i.e., if the holder of an asset-backed security is entitled to receive payments only after payment obligations to holders of the other security are satisfied). The more deeply subordinated the security, the greater the credit risk associated with the security will be.

Bank Obligations (Domestic and Foreign)

Bank obligations include certificates of deposit, bankers’ acceptances, time deposits and promissory notes that earn a specified rate of return and may be issued by (i) a domestic branch of a domestic bank, (ii) a foreign branch of a domestic bank, (iii) a domestic branch of a foreign bank or (iv) a foreign branch of a foreign bank.

Certificates of deposit, or so-called CDs, typically are interest-bearing debt instruments issued by banks and have maturities ranging from a few weeks to several years. Banker’s acceptances are time drafts drawn on and accepted by banks and are a customary means of effecting payment for merchandise sold in import-export transactions and a general source of financing. Yankee dollar certificates of deposit are negotiable CDs issued in the United States by branches and agencies of foreign banks. Eurodollar certificates of deposit are CDs issued by foreign (mainly European) banks with interest and principal paid in U.S. dollars. Such CDs typically have maturities of less than two years and have interest rates that typically are pegged to the London Interbank Offered Rate or LIBOR. A time deposit can be either a savings account or CD that is an obligation of a financial institution for a fixed term. Typically, there are penalties for early withdrawals of time deposits. Promissory

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notes are written commitments of the maker to pay the payee a specified sum of money either on demand or at a fixed or determinable future date, with or without interest.

Bank investment contracts are issued by banks. Pursuant to such contracts, a Fund may make cash contributions to a deposit fund of a bank. The bank then credits to the Fund payments at floating or fixed interest rates. A Fund also may hold funds on deposit with its custodian for temporary purposes.

Investing in bank obligations is subject to certain risks. Certain bank obligations, such as some CDs, are insured by the Federal Deposit Insurance Company (FDIC) up to certain specified limits. Many other bank obligations, however, are neither guaranteed nor insured by the FDIC or the U.S. Government. These bank obligations are “backed” only by the creditworthiness of the issuing bank or parent financial institution. Domestic and foreign banks are subject to different governmental regulation. Accordingly, certain obligations of foreign banks, including Eurodollar and Yankee dollar obligations, involve different investment risks than those affecting obligations of domestic banks, including, among others, the possibilities that: (i) their liquidity could be impaired because of political or economic developments; (ii) the obligations may be less marketable than comparable obligations of domestic banks; (iii) a foreign jurisdiction might impose withholding and other taxes at high levels on interest income; (iv) foreign deposits may be seized or nationalized; (v) foreign governmental restrictions such as exchange controls may be imposed, which could adversely affect the payment of principal or interest on those obligations; (vi) there may be less publicly available information concerning foreign banks issuing the obligations; and (vii) the reserve requirements and accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to domestic banks. Foreign banks generally are not subject to examination by any U.S. Government agency or instrumentality.

Common Stock

Common stock represents a unit of equity ownership of a corporation. Owners typically are entitled to vote on the selection of directors and other important corporate governance matters, and to receive dividend payments, if any, on their holdings. However, ownership of common stock does not entitle owners to participate in the day-to-day operations of the corporation. Common stocks of domestic and foreign public corporations can be listed, and their shares traded, on domestic stock exchanges, such as the NYSE, AMEX or the Nasdaq Stock Market. Domestic and foreign corporations also may have their shares traded on foreign exchanges, such as the London Stock Exchange or Tokyo Stock Exchange.

Investing in common stocks is subject to certain risks. Stock market risk, for example, is the risk that the value of such stocks, like the broader stock markets, may decline over short or even extended periods of time, perhaps substantially or unexpectedly. Domestic and foreign stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. The value of individual stocks will rise and fall based on factors specific to each company, such as changes in earnings or management, as well as general economic and market factors.

If a corporation is liquidated, the claims of secured and unsecured creditors and owners of debt securities and “preferred” stock take priority over the claims of those who own common stock.

Investing in common stocks also poses risks applicable to the particular type of company issuing the common stock. For example, stocks of smaller companies tend to have greater price swings than stocks of larger companies because, among other things, they trade less frequently and in lower volumes, are more susceptible to changes in economic conditions, may be more reliant on singular products or services and are more vulnerable to larger competitors. Common stocks of these types of companies may have a higher potential for gains, but also may be subject to greater risk of loss.

Investing in common stocks also poses risks applicable to a particular industry, such as technology, financial services, consumer goods or natural resources (e.g., oil and gas). To some extent, the prices of common

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stocks tend to move by industry sector. When market conditions favorably affect, or are expected favorably to affect, an industry, the share prices of the common stocks of companies in that industry tend to rise. Conversely, negative news or a poor outlook for a particular industry can cause the share prices of the common stocks of companies in that industry to decline quickly.

Convertible Securities

Convertible securities include bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the conversion price). As such, convertible securities combine the investment characteristics of debt securities and equity securities but typically retain the investment characteristics of debt securities until they have been converted. A holder of convertible securities is entitled to receive the income of a bond, debenture or note or the dividend of a preferred stock until the conversion privilege is exercised. The market value of convertible securities generally is a function of, among other factors, interest rates, the rates of return of similar nonconvertible securities and the financial strength of the issuer. The market value of convertible securities tends to decline as interest rates rise and, conversely, to rise as interest rates decline. However, a convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than its conversion price. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the rate of return of the convertible security. Because both interest rate and market movements can influence their value, convertible securities generally are not as sensitive to changes in interest rates as similar debt securities nor generally are they as sensitive to changes in share price as their underlying common stock.

Investing in convertible securities is subject to certain risks. Certain convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid and, therefore, may be more difficult to resell in a timely fashion or for a fair price, which could result in investment losses. Certain convertible securities may have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities (of the same or a different issuer) at a specified date and a specified exchange ratio. Certain convertible securities may be convertible at the option of the issuer, which may require a holder to convert the security into the underlying common stock, even at times when the value of the underlying common stock or other equity security has declined substantially.

In addition, some convertible securities may be rated below investment grade or may not be rated and, therefore, may be considered speculative investments. Companies that issue convertible securities frequently are small- and mid-capitalization companies and, accordingly, carry the risks associated with such companies. In addition, the credit rating of a company’s convertible securities generally is lower than that of its conventional debt securities. Convertible securities are senior to equity securities and have a claim to the assets of an issuer prior to the holders of the issuer’s common stock in the event of liquidation but generally are subordinate to similar non-convertible debt securities of the same issuer. Some convertible securities are particularly sensitive to changes in interest rates when their predetermined conversion price is much higher than the price for the issuing company’s common stock.

Corporate Debt Securities

Corporate debt securities are fixed income securities typically issued by businesses to finance their operations. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their interest rates, maturity dates and secured or unsecured status. Commercial paper has the shortest term and usually is unsecured. The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment grade or below investment grade and may carry fixed, variable or floating rates of interest.

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Extendible commercial notes (ECNs) are very similar to commercial paper except that with ECNs, the issuer has the option to extend the notes’ maturity. ECNs are issued at a discount rate, with an initial redemption of not more than 90 days from the date of issue. If ECNs are not redeemed by the issuer on the initial redemption date, the issuer will pay a premium (step-up) rate based on the ECN’s credit rating at the time.

Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of issuers, corporate debt securities can have widely varying risk/return profiles. For example, commercial paper issued by a large established domestic corporation that is rated by an NRSRO as investment grade may have a relatively modest return on principal but present relatively limited risk. On the other hand, a long-term corporate note issued, for example, by a small foreign corporation from an emerging market country that has not been rated by an NRSRO may have the potential for relatively large returns on principal but carries a relatively high degree of risk.

Investing in corporate debt securities is subject to certain risks including, among others, credit and interest rate risk. Credit risk is the risk that a Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it becomes due. Some corporate debt securities that are rated below investment grade by an NRSRO generally are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than and, therefore, may be paid in full before, lower ranking (subordinated) securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than do corporate debt securities with shorter terms.

Custody Receipts and Trust Certificates

Custody receipts and trust certificates are derivative products that evidence direct ownership in a pool of securities. Typically, a sponsor will deposit a pool of securities with a custodian in exchange for custody receipts evidencing interests in those securities. The sponsor generally then will sell the custody receipts or trust certificates in negotiated transactions at varying prices. Each custody receipt or trust certificate evidences the individual securities in the pool and the holder of a custody receipt or trust certificate generally will have all the rights and privileges of owners of those securities.

Investing in custody receipts and trust certificates is subject to certain risks. Custody receipts and trust certificates generally are subject to the same risks as the securities evidenced by the receipts or certificates. Custody receipts and trust certificates also may be less liquid than the underlying securities.

Derivatives

General

Derivatives are financial instruments whose values are based on (or “derived” from) traditional securities (such as a stock or a bond), assets (such as a commodity, like gold), reference rates (such as LIBOR) or market indices (such as the S&P 500 Index). Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indices, are traded on regulated exchanges. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Non-standardized derivatives, on the other hand, tend to be more specialized or complex, and may be harder to value. Derivatives afford leverage and, when used properly, can enhance returns and be useful in hedging portfolios. Some common types of derivatives include futures; options; options on futures; forward foreign currency exchange contracts; forward contracts on securities and securities indices; linked securities and structured products; CMOs; stripped securities; warrants; swap agreements and swaptions.

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A Fund may use derivatives for a variety of reasons, including, for example: (i) to enhance its return; (ii) to attempt to protect against possible changes in the market value of securities held in or to be purchased for its portfolio resulting from securities markets or currency exchange rate fluctuations (i.e., to hedge); (iii) to protect its unrealized gains reflected in the value of its portfolios securities; (iv) to facilitate the sale of such securities for investment purposes; (v) to reduce transaction costs; and/or (vi) to manage the effective maturity or duration of its portfolio.

A Fund’s use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying security, asset, index or reference rate, which may be magnified by certain features of the derivatives. These risks are heightened when a Fund uses derivatives to enhance its return or as a substitute for a position or security, rather than solely to hedge or offset the risk of a position or security held by a Fund. There is also a risk that the derivative will not correlate well with the security for which it is substituting. A Fund’s use of derivatives to leverage risk also may exaggerate a loss, potentially causing a Fund to lose more money than if it had invested in the underlying security, or limit a potential gain. The success of management’s derivative strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying security, asset, index or reference rate and the derivative itself, without necessarily the benefit of observing the performance of the derivative under all possible market conditions. Other risks arise from a Fund’s potential inability to terminate or sell its derivative positions as a liquid secondary market for such positions may not exist at times when a Fund may wish to terminate or sell them. Over-the-counter instruments (investments not traded on an exchange) may be illiquid. Derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. Also, with some derivative strategies there is the risk that a Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether. The use of derivatives may also increase the amount and accelerate the timing of taxes payable by shareholders.

A Fund may use any or all of the above investment techniques and may purchase different types of derivative instruments at any time and in any combination. There is no particular strategy that dictates the use of one technique over another, as the use of derivatives is a function of numerous variables, including market conditions.

Index or Linked Securities (Structured Products)

General. Indexed or linked securities, also often referred to as “structured products,” are instruments that may have varying combinations of equity and debt characteristics. These instruments are structured to recast the investment characteristics of the underlying security or reference asset. If the issuer is a unit investment trust or other special purpose vehicle, the structuring will typically involve the deposit with or purchase by such issuer of specified instruments (such as commercial bank loans or securities) and/or the execution of various derivative transactions, and the issuance by that entity of one or more classes of securities (structured securities) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments.

Indexed and Inverse Floating Rate Securities. A Fund may invest in securities that provide a potential return based on a particular index of value or interest rates. For example, a Fund may invest in securities that pay interest based on an index of interest rates. The principal amount payable upon maturity of certain securities also may be based on the value of the index. To the extent a Fund invests in these types of securities, a Fund’s return on such securities will rise and fall with the value of the particular index: that is, if the value of the index falls, the value of the indexed securities owned by a Fund will fall. Interest and principal payable on certain securities may also be based on relative changes among particular indices.

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A Fund may also invest in so-called “inverse floaters” or “residual interest bonds” on which the interest rates vary inversely with a floating rate (which may be reset periodically by a dutch auction, a remarketing agent, or by reference to a short-term tax-exempt interest rate index). A Fund may purchase synthetically-created inverse floating rate bonds evidenced by custodial or trust receipts. Generally, income on inverse floating rate bonds will decrease when interest rates increase, and will increase when interest rates decrease. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate that is a multiple of the rate at which fixed-rate securities increase or decrease in response to such changes. As a result, the market values of such securities will generally be more volatile than the market values of fixed-rate securities. To seek to limit the volatility of these securities, a Fund may purchase inverse floating obligations that have shorter-term maturities or that contain limitations on the extent to which the interest rate may vary. Certain investments in such obligations may be illiquid. A Fund may invest in indexed and inverse securities for hedging purposes or to seek to increase returns. When used for hedging purposes, indexed and inverse securities involve correlation risk. Furthermore, where such a security includes a contingent liability, in the event of an adverse movement in the underlying index or interest rate, a Fund may be required to pay substantial additional margin to maintain the position.

Credit Linked Securities. Among the income producing securities in which a Fund may invest are credit linked securities. The issuers of these securities frequently are limited purpose trusts or other special purpose vehicles that, in turn, invest in a derivative instrument or basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain fixed income markets. For instance, a Fund may invest in credit linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income producing securities are not available.

Like an investment in a bond, investments in these credit linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on or linked to the issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and/or principal that a Fund would receive. A Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. These securities generally are exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

Index-, Commodity-, Currency- and Equity-Linked Securities. “Index-linked” or “commodity-linked” notes are debt securities of companies that call for interest payments and/or payment at maturity in different terms than the typical note where the borrower agrees to make fixed interest payments and to pay a fixed sum at maturity. Principal and/or interest payments on an index-linked or commodity-linked note depend on the performance of one or more market indices, such as the S&P 500 Index, a weighted index of commodity futures such as crude oil, gasoline and natural gas or the market prices of a particular commodity or basket of commodities. Equity-linked securities are short-term or intermediate term instruments having a value at maturity and/or interest rate determined by reference to the market prices of one or more equity securities. At maturity, the principal amount of an equity-linked debt security is often exchanged for common stock of the issuer or is payable in an amount based on the issuer’s common stock price at the time of maturity. Currency-linked debt securities are short-term or intermediate-term instruments having a value at maturity, and/or an interest rate, determined by reference to

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one or more foreign currencies. Payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index.

Index, commodity, currency and equity-linked securities may entail substantial risks. Such instruments may be subject to significant price volatility. The company issuing the instrument may fail to pay the amount due on maturity. The underlying investment or security may not perform as expected by the Advisor. Markets, underlying securities and indexes may move in a direction that was not anticipated by the Advisor. Performance of the derivatives may be influenced by interest rate and other market changes in the United States and abroad, and certain derivative instruments may be illiquid.

Linked securities are often issued by unit investment trusts. Examples of this include such index-linked securities as S&P Depositary Receipts (SPDRs), which is an interest in a unit investment trust holding a portfolio of securities linked to the S&P 500 Index, and a type of exchange-traded fund (ETF). Because a unit investment trust is an investment company under the 1940 Act, a Fund’s investments in SPDRs are subject to the limitations set forth in Section 12(d)(1)(A) of the 1940 Act. SPDRs closely track the underlying portfolio of securities, trade like a share of common stock and pay periodic dividends proportionate to those paid by the portfolio of stocks that comprise the S&P 500 Index. As a holder of interests in a unit investment trust, a Fund would indirectly bear its ratable share of that unit investment trust’s expenses. At the same time, a Fund would continue to pay its own management and advisory fees and other expenses, as a result of which a Fund and its shareholders in effect would be absorbing levels of fees with respect to investments in such unit investment trusts.

Equity-linked securities include issues such as Structured Yield Product Exchangeable for Stock (STRYPES), Trust Automatic Common Exchange Securities (TRACES), Trust Issued Mandatory Exchange Securities (TIMES), and Trust Enhanced Dividend Securities (TRENDS). The issuers of these equity-linked securities generally purchase and hold a portfolio of stripped U.S. Treasury securities maturing on a quarterly basis through the conversion date, and a forward purchase contract with an existing shareholder of the company relating to the common stock. Quarterly distributions on such equity-linked securities generally consist of the cash received from the U.S. Treasury securities and such equity-linked securities generally are not entitled to any dividends that may be declared on the common stock.

Investing in structured products and linked securities is subject to certain risks. Because structured products typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured products may be structured as a class that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured products typically have higher rates of return and present greater risks than unsubordinated structured products. Structured products sometimes are sold in private placement transactions and often have a limited trading market.

Investments in “linked” securities have the potential to lead to significant losses because of unexpected movements in the underlying financial asset, index, currency or other investment. The ability of a Fund to utilize linked-securities successfully will depend on its ability correctly to predict pertinent market movements, which cannot be assured. Because currency-linked securities usually relate to foreign currencies, some of which may be currency from emerging market countries, there are certain additional risks associated with such investments.

SPDRs are subject to the risks of an investment in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of such investment. In addition, because individual investments in SPDRs are not redeemable, except upon termination of the unit investment trust, the liquidity of small holdings of SPDRs will depend upon the existence of a secondary market. Large holdings of SPDRs are called “creation unit size” and are redeemable in-kind only and are not redeemable for cash from the unit investment trust. The price of a SPDR is derived from and based upon the securities held by the unit investment trust. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that

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the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by a Fund could result in losses on SPDRs.

Futures Contracts and Options on Futures Contracts

Futures Contracts. A futures contract sale creates an obligation by the seller to deliver the type of security or other asset called for in the contract at a specified delivery time for a stated price. A futures contract purchase creates an obligation by the purchaser to take delivery of the type of security or other asset called for in the contract at a specified delivery time for a stated price. The specific securities or other assets delivered or taken at the settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract was made. A Fund may enter into futures contracts which are traded on national or foreign futures exchanges and are standardized as to maturity date and underlying security or other asset. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act (CEA) by the Commodity Futures Trading Commission (CFTC), a U.S. Government agency.

Traders in futures contracts may be broadly classified as either “hedgers” or “speculators.” Hedgers use the futures markets primarily to offset unfavorable changes (anticipated or potential) in the value of securities or other assets currently owned or expected to be acquired by them. Speculators less often own the securities or other assets underlying the futures contracts which they trade, and generally use futures contracts with the expectation of realizing profits from fluctuations in the value of the underlying securities or other assets. Pursuant to a notice of eligibility claiming exclusion from the definition of commodity pool operator filed with the CFTC and the National Futures Association on behalf of the Funds, neither the Trust nor any of the individual Funds is deemed to be a “commodity pool operator” under the CEA, and, accordingly, they are not subject to registration or regulation as such under the CEA.

Upon entering into futures contracts, in compliance with the SEC’s requirements, cash or liquid securities, equal in value to the amount of a Fund’s obligation under the contract (less any applicable margin deposits and any assets that constitute “cover” for such obligation), will be segregated with a Fund’s custodian.

Unlike when a Fund purchases or sells a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract, although a Fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash and/or U.S. Government securities in order to initiate and maintain open positions in futures contracts. This amount is known as “initial margin.” The nature of initial margin in futures transactions is different from that of margin in security transactions, in that futures contract margin does not involve the borrowing of funds by a Fund to finance the transactions. Rather, initial margin is in the nature of a performance bond or good faith deposit intended to assure completion of the contract (delivery or acceptance of the underlying security or other asset) that is returned to a Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Minimum initial margin requirements are established by the relevant futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin which may range upward from less than 5% of the value of the contract being traded. Subsequent payments, called “variation margin,” to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or other asset fluctuates, a process known as “marking to market.” If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional variation margin will be required. Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made for as long as the contract remains open. A Fund expects to earn interest income on its margin deposits.

Although futures contracts by their terms call for actual delivery or acceptance of securities or other assets (stock index futures contracts or futures contracts that reference other intangible assets do not permit delivery of the referenced assets), the contracts usually are closed out before the settlement date without the making or taking of delivery. A Fund may elect to close some or all of its futures positions at any time prior to their

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expiration. The purpose of taking such action would be to reduce or eliminate the hedge position then currently held by a Fund. Closing out an open futures position is done by taking an opposite position (“buying” a contract which has previously been “sold,” “selling” a contract previously “purchased”) in an identical contract (i.e., the same aggregate amount of the specific type of security or other asset with the same delivery date) to terminate the position. Final determinations are made as to whether the price of the initial sale of the futures contract exceeds or is below the price of the offsetting purchase, or whether the purchase price exceeds or is below the offsetting sale price. Final determinations of variation margin are then made, additional cash is required to be paid by or released to a Fund, and a Fund realizes a loss or a gain. Brokerage commissions are incurred when a futures contract is bought or sold.

Successful use of futures contracts by a Fund is subject to the Advisor’s ability to predict correctly movements in the direction of interest rates and other factors affecting securities and commodities markets. This requires different skills and techniques than those required to predict changes in the prices of individual securities. A Fund, therefore, bears the risk that future market trends will be incorrectly predicted.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the relatively low margin deposits required and the potential for an extremely high degree of leverage involved in futures contracts. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial loss to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount posted as initial margin for the contract.

In the event of adverse price movements, a Fund would continue to be required to make daily cash payments in order to maintain its required margin. In such a situation, if a Fund has insufficient cash, it may have to sell portfolio securities in order to meet daily margin requirements at a time when it may be disadvantageous to do so. The inability to close the futures position also could have an adverse impact on the ability to hedge effectively.

To reduce or eliminate a hedge position held by a Fund, a Fund may seek to close out a position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract, which may limit a Fund’s ability to realize its profits or limit its losses. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts; (ii) restrictions may be imposed by an exchange on opening transactions, closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts, or underlying securities; (iv) unusual or unforeseen circumstances, such as volume in excess of trading or clearing capability, may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts (or a particular class or series of contracts), in which event the secondary market on that exchange (or in the class or series of contracts) would cease to exist, although outstanding contracts on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, a Fund may use interest rate futures contracts as a

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defense, or hedge, against anticipated interest rate changes. A Fund presently could accomplish a similar result to that which it hopes to achieve through the use of interest rate futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling bonds with short maturities and investing in bonds with long maturities when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by a Fund, through using futures contracts.

Interest rate futures contracts are traded in an auction environment on the floors of several exchanges—principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership. A public market exists in futures contracts covering various financial instruments including long-term U.S. Treasury Bonds and Notes; GNMA modified pass-through mortgage backed securities; three-month U.S. Treasury Bills; and ninety-day commercial paper. A Fund may also invest in exchange-traded Eurodollar contracts, which are interest rate futures on the forward level of LIBOR. These contracts are generally considered liquid securities and trade on the Chicago Mercantile Exchange. Such Eurodollar contracts are generally used to “lock-in” or hedge the future level of short-term rates. A Fund may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

Index Futures Contracts. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position in the index. A unit is the current value of the index. A Fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s).

There are several risks in connection with the use by a Fund of index futures as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedges. The Advisor will attempt to reduce this risk by selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of a Fund’s portfolio securities sought to be hedged.

Municipal Bond Index Futures Contracts. Municipal bond index futures contracts may act as a hedge against changes in market conditions. A municipal bond index assigns values daily to the municipal bonds included in the index based on the independent assessment of dealer-to-dealer municipal bond brokers. A municipal bond index futures contract represents a firm commitment by which two parties agree to take or make delivery of an amount equal to a specified dollar amount multiplied by the difference between the municipal bond index value on the last trading date of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying securities in the index is made.

The Chicago Board of Trade has designed a futures contract based on the Bond Buyer Municipal Bond Index (the Index). This Index is composed of forty term revenue and general obligation bonds, and its composition is updated regularly as new bonds meeting the criteria of the Index are issued and existing bonds mature. The Index is intended to provide an accurate indicator of trends and changes in the municipal bond market. Each bond in the Index is independently priced by six dealer-to-dealer municipal bond brokers daily. The forty prices then are averaged and multiplied by a coefficient. The coefficient is used to maintain the continuity of the Index when its composition changes. The Chicago Board of Trade, on which futures contracts based on this Index are traded, as well as other U.S. commodities exchanges, are regulated by the CFTC. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

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Options on Futures Contracts. A Fund may purchase and write call and put options on those futures contracts that it is permitted to buy or sell. A Fund may use such options on futures contracts in lieu of writing options directly on the underlying securities or other assets or purchasing and selling the underlying futures contracts. Such options generally operate in the same manner as options purchased or written directly on the underlying investments. A futures option gives the holder, in return for the premium paid, the right to buy from (call) or sell to (put) the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder or writer of an option has the right to terminate its position prior to the scheduled expiration of the option by selling or purchasing an option of the same series, at which time the person entering into the closing purchase transaction will realize a gain or loss. There is no guarantee that such closing purchase transactions can be effected.

A Fund will enter into written options on futures contracts only when, in compliance with the SEC’s requirements, cash or liquid securities equal in value to the underlying security’s or other asset’s value (less any applicable margin deposits) have been deposited in a segregated account. A Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers’ requirements similar to those described above.

Investments in futures options involve some of the same risks that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. There may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to a Fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contracts. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs).

Successful use of index futures by a Fund is also subject to the Advisor’s ability to predict correctly movements in the direction of the market. It is possible that, for example, where a Fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in a Fund’s portfolio may decline. If this occurred, a Fund would lose money on the futures and also experience a decline in the value of its portfolio securities, as a Fund’s ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline, through transactions in futures or put options on stock indices, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by a Fund. Inasmuch as a Fund’s securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, a Fund bears the risk that the prices of its securities being hedged will not move to the same extent as do the prices of its put options on the stock indices. It is also possible that, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, a Fund will lose part or all of the benefit of the increased values of those securities that it has hedged, because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the securities of the portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which would distort the normal relationship between the index and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a

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result, the futures market may attract more speculators than the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market, and also because of the imperfect correlation between movements in an index and movements in the prices of index futures, even a correct forecast of general market trends by the Advisor may still not result in a successful hedging transaction.

There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom a Fund has an open position in a futures contract or related option. Most futures exchanges limit the amount of fluctuation permitted in some contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and, therefore, does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Options on Index Futures Contracts. A Fund may also purchase and sell options on index futures contracts. Options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

There are various risks in connection with the use by a Fund of index futures as a hedging device. For example, a risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedges. The Advisor will attempt to reduce this risk by selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of a Fund’s portfolio securities sought to be hedged; there can be no assurance that the Advisor will be successful in doing so.

Use by Tax-Exempt Funds of Interest Rate and U.S. Treasury Security Futures Contracts and Options. A Fund investing in tax-exempt securities may purchase and sell futures contracts and related options on interest rate and U.S. Treasury securities when, in the opinion of the Advisor, price movements in these security futures and related options will correlate closely with price movements in the tax-exempt securities which are the subject of the hedge. Interest rate and U.S. Treasury securities futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of security called for in the contract at a specified date and price. Options on interest rate and U.S. Treasury security futures contracts give the purchaser the right in return for the premium paid to assume a position in a futures contract at the specified option exercise price at any time during the period of the option.

In addition to the risks generally involved in using futures contracts, there is also a risk that price movements in interest rate and U.S. Treasury security futures contracts and related options will not correlate closely with price movements in markets for tax-exempt securities.

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Stock Options and Stock Index Options

A Fund may purchase and write (i.e., sell) put and call options. Such options may relate to particular stocks or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation (OCC). Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks.

There is a key difference between stock options and stock index options in connection with their exercise. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the securities included in the index. For example, some stock index options are based on a broad market index, such as the S&P 500 Index or a narrower market index, such as the S&P 100 Index. Indices may also be based on an industry or market segment, such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index.

The successful use of a Fund’s options strategies depends on the ability of the Advisor to forecast interest rate and market movements correctly. When it purchases an option, a Fund runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless a Fund exercises the option or enters into a closing sale transaction for such option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, a Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying securities, since a Fund may continue to hold its investment in those securities notwithstanding the lack of a change in price of those securities.

The effective use of options also depends on a Fund’s ability to terminate option positions at times when the Advisor deems it desirable to do so. Although a Fund will take an option position only if the Advisor believes there is a liquid secondary market for the option, there is no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary trading market in options were to become unavailable, a Fund could no longer engage in closing transactions. The writer in such circumstances would be subject to the risk of market decline or appreciation in the instrument during such period. If an option purchased by a Fund expires unexercised, a Fund will realize a loss equal to the premium paid. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options, or underlying securities; (iv) unusual or unforeseen circumstances, such as volume in excess of trading or clearing capability, may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Disruptions in the markets for the securities underlying options purchased or sold by a Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, a Fund as purchaser or writer of an option will be unable to close out its

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positions until options trading resumes, and it may be faced with losses if trading in the security reopens at a substantially different price. In addition, the OCC or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at a time when trading in the option has also been halted, a Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If a prohibition on exercise remains in effect until an option owned by a Fund has expired, a Fund could lose the entire value of its option.

Special risks are presented by internationally traded options. Because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

Dealer (Over-the-Counter) Options. Dealer options are options negotiated individually through dealers rather than traded on an exchange. Certain risks are specific to dealer options. While a Fund might look to a clearing corporation to exercise exchange-traded options, if a Fund purchases a dealer option it must rely on the selling dealer to perform if a Fund exercises the option. Failure by the dealer to do so would result in the loss of the premium paid by a Fund as well as loss of the expected benefit of the transaction. Exchange-traded options generally have a continuous liquid market while dealer options more often may not. Consequently, a Fund can realize the value of a dealer option it has purchased only by exercising or reselling the option to the issuing dealer. Similarly, when a Fund writes a dealer option, a Fund can close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer. While each Fund seeks to enter into dealer options only with dealers who will agree to and can enter into closing transactions with a Fund, no assurance exists that a Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless a Fund, as a covered dealer call option writer, can effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, a Fund may be unable to liquidate a dealer option. With respect to options written by a Fund, the inability to enter into a closing transaction may result in material losses to a Fund. For example, because a Fund must maintain a secured position with respect to any call option on a security it writes, a Fund may not sell the assets, which it has segregated to secure the position while it is obligated under the option. This requirement may impair a Fund’s ability to sell portfolio securities at a time when such sale might be advantageous.

A Fund generally will treat purchased dealer options as illiquid securities. A Fund may treat the cover used for written dealer options as liquid if the dealer agrees that a Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option.

Writing Covered Options. A Fund may write covered call options and covered put options on securities held in its portfolio when, in the opinion of the Advisor, such transactions are consistent with a Fund’s investment goal and policies. Call options written by a Fund give the purchaser the right to buy the underlying securities from a Fund at the stated exercise price at any time prior to the expiration date of the option, regardless of the security’s market price; put options give the purchaser the right to sell the underlying securities to a Fund at the stated exercise price at any time prior to the expiration date of the option, regardless of the security’s market price.

A Fund may write only covered options, which means that, so long as a Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, a Fund will hold cash and/or high-grade short-term debt obligations equal to the price to be paid if the option is exercised. In addition, a Fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. A Fund may write combinations of covered puts and calls (straddles) on the same underlying security.

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A Fund will receive a premium from writing a put or call option, which increases a Fund’s return on the underlying security if the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than the security’s then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

A Fund’s obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by a Fund’s execution of a closing purchase transaction, which is effected by purchasing on an exchange an offsetting option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be effected in order to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. A Fund realizes a profit or loss from a closing purchase transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. Because increases in the market price of a call option generally reflect increases in the market price of the security underlying the option, any loss resulting from a closing purchase transaction may be offset in whole or in part by unrealized appreciation of the underlying security.

If a Fund writes a call option but does not own the underlying security, and when it writes a put option, a Fund may be required to deposit cash or securities with its broker as “margin” or collateral for its obligation to buy or sell the underlying security. As the value of the underlying security varies, a Fund may also have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

Purchasing Put Options. A Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since a Fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security’s market price. For a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, a Fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

Purchasing Call Options. A Fund may purchase call options to hedge against an increase in the price of securities that a Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since a Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security’s market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit a Fund might have realized had it bought the underlying security at the time it purchased the call option.

Swap Agreements

Swap agreements are derivative instruments that can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Fund’s exposure to long- or short-term interest rates, foreign currency

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values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. A Fund may enter into a variety of swap agreements, including interest rate, index, commodity, equity, credit default and currency exchange rate swap agreements, and other types of swap agreements such as caps, collars and floors. A Fund also may enter into swaptions, which are options to enter into a swap agreement.

In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a “notional principal amount,” in return for payments equal to a fixed rate times the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange notional principal amount as well. In a total return swap agreement, the non-floating rate side of the swap is based on the total return of an individual security, a basket of securities, an index or another reference asset. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. Caps and floors have an effect similar to buying or writing options. A collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift a Fund’s investment exposure from one type of investment to another. For example, if a Fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease a Fund’s exposure to long-term interest rates. Another example is if a Fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease a Fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates.

Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on a Fund’s performance. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund’s investments and its share price and yield. Additionally, whether a Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the Advisor’s ability correctly to predict whether certain types of investments likely are to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factor that determines the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, a Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declines, the value of a swap agreement likely would decline, potentially resulting in losses for a Fund. A Fund will closely monitor the credit of a swap agreement counterparty in order to attempt to minimize this risk. A Fund may also suffer losses if it is unable to terminate outstanding swap agreements (either by assignment or other disposition) or reduce its exposure through offsetting transactions (i.e., by entering into an offsetting swap agreement with the same party or a similarly creditworthy party).

Credit Default Swap Agreements. A Fund may enter into credit default swap agreements, which may have as reference obligations one or more securities or a basket of securities that are or are not currently held by a Fund. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no

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credit event occurs, a Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements may involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Fund will enter into credit default swap agreements generally with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller.

Equity Swaps. A Fund may engage in equity swaps. Equity swaps allow the parties to the swap agreement to exchange components of return on one equity investment (e.g., a basket of equity securities or an index) for a component of return on another non-equity or equity investment, including an exchange of differential rates of return. Equity swaps may be used to invest in a market without owning or taking physical custody of securities in circumstances where direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps also may be used for other purposes, such as hedging or seeking to increase total return.

The values of equity swaps can be very volatile. To the extent that the Advisor does not accurately analyze and predict the potential relative fluctuation on the components swapped with the other party, a Fund may suffer a loss. The value of some components of an equity swap (such as the dividend on a common stock) may also be sensitive to changes in interest rates. Furthermore, during the period a swap is outstanding, a Fund may suffer a loss if the counterparty defaults.

Total Return Swap Agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may effectively add leverage to a Fund’s portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to a Fund thereunder, and conversely, that a Fund will not be able to meet its obligation to the counterparty. Generally, a Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted against one another with a Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by a Fund. If the total return swap transaction is entered into on other than a net basis, the full amount of a Fund’s obligations will be accrued on a daily basis, and the full amount of a Fund’s obligations will be segregated by a Fund in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost a Fund initially to make an equivalent direct investment, plus or minus any amount a Fund is obligated to pay or is to receive under the total return swap agreement.

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Variance, Volatility and Correlation Swap Agreements. Variance and volatility swaps are contracts that provide exposure to increases or decreases in the volatility of certain referenced assets. Correlation swaps are contracts that provide exposure to increases or decreases in the correlation between the prices of different assets or different market rates.

Dollar Rolls

Dollar rolls involve selling securities (e.g., mortgage-backed securities or U.S. Treasury securities) and simultaneously entering into a commitment to purchase those or similar (same collateral type, coupon and maturity) securities on a specified future date and price. Mortgage dollar rolls and U.S. Treasury rolls are types of dollar rolls. A Fund foregoes principal and interest paid on the securities during the “roll” period. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase of the securities as well as the interest earned on the cash proceeds of the initial sale.

Dollar rolls involve the risk that the market value of the securities a Fund is obligated to repurchase may decline below the repurchase price or that the transaction costs may exceed the return earned by a Fund from the transaction. Dollar rolls also involve risk to a Fund if the other party should default on its obligation and a Fund is delayed or prevented from completing the transaction. In the event that the buyer of securities under a dollar roll files for bankruptcy or becomes insolvent, a Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce a Fund’s obligation to repurchase the securities. In addition, the security to be delivered in the future may turn out to be inferior to the security sold upon entering into the transaction.

Foreign Currency Transactions

Foreign currency transactions may be used to protect, to some extent, against uncertainty in the level of future currency exchange rates by establishing a fixed exchange rate. Foreign currency transactions may involve the purchase or sale of foreign currencies on a “spot” (cash) basis at the prevailing exchange rate or may involve “forward contracts” that allow a Fund to purchase or sell foreign currencies at a future date. Forward contracts may be used for “transaction hedging,” “position hedging” and “cross-hedging.” A Fund may use forward sale contracts to sell an amount of a foreign currency approximating the value of a Fund’s securities denominated in the foreign security when that foreign currency suffers a substantial decline against the U.S. dollar. A Fund may use forward purchase contracts to purchase a foreign currency when it is believed that the U.S. dollar may suffer a substantial decline against the foreign currency. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain that might be realized if the value of the hedged currency increases.

Transaction hedging may allow a Fund to “lock in” the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest rate payment in a foreign currency. A Fund may use transaction hedging to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

Position hedging may allow a Fund to protect against an adverse change in the relationship between the U.S. dollar and the applicable foreign currencies in which its portfolio securities are denominated. A Fund may use position hedging when it is believed that the U.S. dollar may suffer a decline against the foreign currency by entering into a forward purchase contract to purchase that foreign currency for a fixed dollar amount.

Cross-hedging may allow a Fund to enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount when it is believed that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall if there is a decline in the U.S. dollar value of the currency in which a Fund’s securities are denominated.

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A Fund also may purchase exchange-listed and over-the-counter call and put options on foreign currencies and foreign currency contracts. Options on foreign currencies and foreign currency contracts give the holder a right to buy or sell the underlying foreign currencies or foreign currency contracts for a specified period of time and for a specified amount. The value of an option on foreign currencies or foreign currency contracts reflects the value of an exchange rate, which depends on the relative values of the U.S. dollar and the relevant foreign currency.

Engaging in foreign currency transactions is subject to certain risks. For example, if the value of a foreign currency were to decline against the U.S. dollar, such decline would reduce the dollar value of any securities held by a Fund denominated in that currency. It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract, which may make it necessary for a Fund to purchase additional foreign currency on the spot market if the market value of the security being hedged is less than the amount of foreign currency a Fund is obligated to deliver at the time a Fund sells the security being hedged. The value of any currency, including the U.S. dollar, may be affected by political and economic factors applicable to the issuer’s country. The exchange rates of currencies also may be affected adversely by governmental actions. Transaction, position and cross-hedging do not eliminate fluctuations in the underlying prices of securities that a Fund owns or intends to purchase or sell and may limit the amount of potential gain that might result from the increase in value of the currency being hedged. Settlement procedures relating to a Fund’s foreign currency transactions may be more complex than those relating to investments in securities of U.S. issuers.

Foreign Securities

Foreign securities include debt, equity and derivative securities that the Advisor determines are “foreign” based on the consideration of an issuer’s domicile, its principal place of business, its primary stock exchange listing, the source of its revenue or other factors.

Foreign securities may include depositary receipts, such as American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). ADRs are U.S. dollar-denominated receipts issued in registered form by a domestic bank or trust company that evidence ownership of underlying securities issued by a foreign issuer. EDRs are foreign currency-denominated receipts issued in Europe, typically by foreign banks or trust companies and foreign branches of domestic banks, that evidence ownership of foreign or domestic securities. GDRs are receipts structured similarly to ADRs and EDRs and are marketed globally. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. In general, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designated for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. A Fund may invest in depositary receipts through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute interestholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. The issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States, and, therefore, there may be limited information available regarding such issuers and/or limited correlation between available information and the market value of the depositary receipts.

Investing in foreign securities is subject to certain risks. For example, foreign markets can be extremely volatile. Fluctuations in currency exchange rates also may impact the value of foreign securities denominated in foreign currencies or U.S. dollars, without a change in the intrinsic value of those securities. Additionally, the U.S. dollar value of a foreign security tends to decrease when the value of the U.S. dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against such currency. A Fund may attempt to minimize the risk from adverse changes in the relationship

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between the U.S. dollar and foreign currencies by purchasing and selling forward foreign currency exchange contracts and foreign currency futures contracts and related options. Foreign securities may be less liquid than domestic securities so that a Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees also are generally higher for foreign securities. A Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose potentially confiscatory withholding taxes, which would reduce the amount of income and capital gains available to distribute to a Fund’s shareholders. Other risks include: possible delays in the settlement of transactions or in the notification of income; generally less publicly available information about companies; adverse impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls; and that foreign companies generally are not subject to accounting, auditing and financial reporting standards comparable to those mandated for domestic companies.

Risks associated with investments in foreign securities are increased with respect to investments in emerging market countries. Political and economic structures in many emerging market countries, especially those in Eastern Europe, the Pacific Basin and the Far East, are undergoing significant evolutionary changes and rapid development, and may lack the social, political and economic stability of more developed countries. Investing in emerging market securities also involves risks beyond the risks applicable to foreign investments. For example, some emerging market countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be traded internationally, and some countries with emerging securities markets have sustained long periods of very high inflation or rapid fluctuation in inflation rates which can have negative effects on a country’s economy and securities markets.

Guaranteed Investment Contracts

Guaranteed investment contracts, or funding agreements, are debt instruments issued by insurance companies. Pursuant to such contracts, a Fund may make cash contributions to a deposit fund of the insurance company’s general account. The insurance company then credits to a Fund payments at negotiated, floating or fixed interest rates. A Fund will purchase guaranteed investment contracts only from issuers that, at the time of purchase, meet certain credit and quality standards.

Investing in guaranteed investment contracts is subject to certain risks. In general, guaranteed investment contracts are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market does not exist for these investments. In addition, the issuer may not be able to pay the principal amount to a Fund on seven days notice or less, at which time the investment may be considered illiquid under applicable SEC regulatory guidance and subject to certain restrictions.

Illiquid Securities

Illiquid securities are defined by a Fund consistent with SEC staff’s current guidance and interpretations which provide that an illiquid security is an asset which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment on its books. Some securities, such as those not registered under U.S. securities laws, cannot be sold in public transactions. Subject to its investment policies, a Fund may invest in illiquid investments and may invest in certain restricted securities that are deemed to be illiquid securities.

Investing in a Master Portfolio

Investing in a Master Portfolio is the way in which a Fund may seek to achieve its investment objective. The 1940 Act permits a Fund, under certain conditions, to invest all of its assets in another mutual fund. Under this structure, called a master/feeder structure, a Fund (the Feeder Fund) invests all of its assets in a corresponding Master Portfolio with the same investment objective, principal investment strategies and risks as the Feeder

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Fund. The Master Portfolio is a separate series of Columbia Funds Master Investment Trust, which is organized as a limited liability company under the laws of the State of Delaware, and is itself a registered investment company in the Columbia Funds Family. Other entities (e.g., other investment companies, commingled trust funds, institutional and certain individual investors), along with other Master Portfolios, may invest in the Master Portfolio from time to time. Accordingly, there also may be other investment companies, as well as other investment vehicles, through which you can invest in the Master Portfolio that may have higher or lower fees and expenses than those of the Feeder Fund and that, therefore, may have different performance results than the Feeder Fund.

The primary advantages of the master/feeder structure are potential economies of scale. For example, the larger asset size of the Master Portfolio may allow it to purchase securities and engage in brokerage transactions on more favorable terms than might otherwise be available to the Feeder Fund alone, as well as, over time, to enjoy other benefits associated with achieving economies of scale.

Investing in a Master Portfolio is subject to certain risks. As with any mutual fund, other investors in the Master Portfolio could control the results of voting at the Master Portfolio level in certain instances (e.g., a change in fundamental policies by the Master Portfolio which was not approved by a Fund’s shareholders). This could cause the Feeder Fund to withdraw its investment in the Master Portfolio. The Feeder Fund also may withdraw its investment in the Master Portfolio at any time if the Board determines that it is in the best interest of the Feeder Fund to do so. Upon such withdrawal, the Board would consider what action should be taken, including the investment of all of the assets of the Feeder Fund in another pooled investment entity having, for example, the same (or similar) investment objective, principal investment strategies and risks as the Feeder Fund or the hiring of an investment advisor to manage the Feeder Fund’s assets in accordance with its investment objective and principal investment strategies. Further, the withdrawal of other entities that may from time to time invest in the Master Portfolio could have an adverse effect on the performance of the Master Portfolio and the Feeder Fund, such as decreased economies of scale and increased per share operating expenses.

Investments in Other Investment Companies

Investing in other investment companies may be a means by which a Fund seeks to achieve its investment objective. A Fund may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act, the rules and regulations thereunder and any exemptive orders currently or in the future obtained by a Fund from the SEC.

The 1940 Act generally requires that a Fund limit its investments in another investment company or series thereof so that, as determined at the time a securities purchase is made: (i) no more than 5% of the value of its total assets will be invested in the securities of any one investment company; (ii) no more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies; and (iii) no more than 3% of the outstanding voting stock of any one investment company or series thereof will be owned by a Fund or by companies controlled by the Fund. Such other investment companies may include ETFs, which are shares of publicly traded unit investment trusts, open-end funds or depositary receipts that seek to track the performance of specific indexes or companies in related industries.

Investing in other investment companies is subject to certain risks. Although a Fund may derive certain advantages from being able to invest in shares of other investment companies, such as to be fully invested, there may be potential disadvantages. Investing in other investment companies may result in higher fees and expenses for a Fund and its shareholders. A shareholder may be charged fees not only on Fund shares held directly but also on the investment company shares that a Fund purchases.

In addition, investing in ETFs is subject to certain other risks. ETFs generally are subject to the same risks as the underlying securities the ETFs are designed to track as well as to the risks of the specific sector or industry on which the ETF relates. ETFs also are subject to the risk that their prices may not totally correlate to the prices

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of the underlying securities the ETFs are designed to track and the risk of possible trading halts due to market conditions or for other reasons.

Under the 1940 Act and rules and regulations thereunder, a Fund may purchase shares of other affiliated Columbia Funds, including the Money Market Funds, subject to certain conditions. Investing in affiliated Funds may present certain actual or potential conflicts of interest. For more information about such actual and potential conflicts of interest, see Investment Advisory and Other Services—Other Roles and Relationships of Bank of America and its Affiliates—Certain Conflicts of Interest.

Low and Below Investment Grade Securities

Low and below investment grade securities (below investment grade securities are also known as “junk bonds”) are debt securities with the lowest investment grade rating (e.g., BBB by S&P and Fitch or Baa by Moody’s), that are below investment grade (e.g., lower than BBB by S&P and Fitch or Baa by Moody’s) or that are unrated but determined by the Advisor to be of comparable quality. These types of securities may be issued to fund corporate transactions or restructurings, such as leveraged buyouts, mergers, acquisitions, debt reclassifications or similar events, are more speculative in nature than securities with higher ratings and tend to be more sensitive to credit risk, particularly during a downturn in the economy. These types of securities generally are issued by unseasoned companies without long track records of sales and earnings, or by companies or municipalities that have questionable credit strength. Low and below investment grade securities and comparable unrated securities: (i) likely will have some quality and protective characteristics that, in the judgment of one or more NRSROs, are outweighed by large uncertainties or major risk exposures to adverse conditions; (ii) are speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation; and (iii) may have a less liquid secondary market, potentially making it difficult to value or sell such securities.

Investing in low and below investment grade securities and comparable unrated securities is subject to certain risks. The rates of return on these types of securities generally are higher than the rates of return available on more highly rated securities, but generally involve greater volatility of price and risk of loss of principal and income, including the possibility of default by or insolvency of the issuers of such securities. Accordingly, a Fund may be more dependent on the Advisor’s credit analysis with respect to these types of securities than is the case for more highly rated securities.

The market values of certain low and below investment grade securities and comparable unrated securities tend to be more sensitive to individual corporate developments and changes in economic conditions than are the market value of more highly rated securities. In addition, issuers of low and below investment grade and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.

The risk of loss due to default is greater for low and below investment grade and comparable unrated securities than it is for higher rated securities because low and below investment grade securities and comparable unrated securities generally are unsecured and frequently are subordinated to more senior indebtedness. A Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its holdings of such securities. The existence of limited markets for lower-rated debt securities may diminish a Fund’s ability to: (i) obtain accurate market quotations for purposes of valuing such securities and calculating portfolio net asset value; and (ii) sell the securities at fair market value either to meet redemption requests or to respond to changes in the economy or in financial markets.

Money Market Instruments

Money market instruments are high-quality, short-term debt obligations, which include: (i) bank obligations, including certificates of deposit, time deposits and bankers’ acceptances; (ii) funding agreements; (iii) repurchase

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agreements; (iv) obligations of the United States, foreign countries and supranational entities, and each of their subdivisions, agencies and instrumentalities; and (v) certain corporate debt securities, such as commercial paper, short-term corporate obligations and extendible commercial notes; (vi) participation interests; and (vii) municipal securities.

Investing in money market instruments is subject to certain risks. Money market instruments (other than certain U.S. Government obligations) are not backed or insured by the U.S. Government, its agencies or its instrumentalities. Accordingly, only the creditworthiness of an issuer, or guarantees of that issuer, support such instruments.

Mortgage-Backed Securities

Mortgage-backed securities are a type of asset-backed security and represent interests in, or debt instruments backed by, pools of underlying mortgages. In some cases, these underlying mortgages may be insured or guaranteed by the U.S. Government or its agencies. Mortgage-backed securities entitle the security holders to receive distributions that are tied to the payments made on the underlying mortgage collateral (less fees paid to the originator, servicer, or other parties, and fees paid for credit enhancement), so that the payments made on the underlying mortgage collateral effectively pass through to such security holders. Mortgage-backed securities are created when mortgage originators (or mortgage loan sellers who have purchased mortgage loans from mortgage loan originators) sell the underlying mortgages to a special purpose entity in a process called a securitization. The special purpose entity issues securities that are backed by the payments on the underlying mortgage loans, and have a minimum denomination and specific term. The securities, in turn, are either privately placed or publicly offered.

Mortgage-backed securities may be issued or guaranteed by GNMA, FNMA, or the Federal Home Loan Mortgage Corporation (also known as Freddie Mac or FHLMC), but also may be issued or guaranteed by other issuers, including private companies. GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. FNMA is a private, shareholder-owned company that purchases both government-backed and conventional mortgages from lenders and securitizes them. FNMA is a congressionally chartered company, although neither its stock nor the securities it issues are insured or guaranteed by the U.S. Government. FHLMC is a publicly chartered agency that buys qualifying residential mortgages from lenders, “repackages” them and provides certain guarantees. FHLMC’s stock is owned by savings institutions across the United States and is held in trust by the Federal Home Loan Bank System. Mortgage-backed securities issued by FHLMC are not guaranteed as to timely payment of interest and principal by the U.S. Government.

CMOs are debt obligations issued by special-purpose trusts, collateralized by underlying mortgage assets. Principal prepayments on underlying mortgage assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a periodic basis. The principal and interest payments on the underlying mortgage assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgage assets are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

Real estate mortgage investment conduits (REMICs) are entities that own mortgages and elect REMIC status under the Code and, like CMOs, issue debt obligations collateralized by underlying mortgage assets that have characteristics similar to those issued by CMOs.

Investing in mortgage-backed securities is subject to certain risks, including, among others, prepayment, market and credit risks. Prepayment risk reflects the risk that borrowers may prepay their mortgages more

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quickly than expected, which may affect the security’s average maturity and rate of return. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages also may be affected by home value appreciation, ease of the refinancing process and local economic conditions, among other factors. Market risk reflects the risk that the price of a security may fluctuate over time. The price of mortgage-backed securities can be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, which in turn may decrease their value. Credit risk reflects the risk that a holder of mortgage-backed securities may not receive all or part of its principal because the issuer, any credit enhancer and/or the underlying mortgage borrower has defaulted on its obligations. Credit risk is increased for mortgage-backed securities that are subordinated to another security (i.e., if the holder of a mortgage-backed security is entitled to receive payments only after payment obligations to holders of the other security are satisfied). The more deeply subordinated the security, the greater the credit risk associated with the security will be. Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than mortgage-backed securities guaranteed by the U.S. Government. The performance of mortgage-backed securities issued by private issuers generally depends on the financial health of those institutions.

Municipal Securities

Municipal securities include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to public institutions and facilities. Municipal securities can be classified into two principal categories, including “general obligation” bonds and other securities and “revenue” bonds and other securities. General obligation bonds are secured by the issuer’s full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, such as the user of the facility being financed. Municipal securities also may include “moral obligation” securities, which normally are issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the governmental entity that created the special purpose public authority.

Municipal securities may include municipal bonds, municipal notes and municipal leases. Municipal bonds are debt obligations of a governmental entity that obligate the municipality to pay the holder a specified sum of money at specified intervals and to repay the principal amount of the loan at maturity.

Municipal notes may be issued by governmental entities and other tax-exempt issuers in order to finance short-term cash needs or, occasionally, to finance construction. Most municipal notes are general obligations of the issuing entity payable from taxes or designated revenues expected to be received within the relevant fiscal period. Municipal notes generally have maturities of one year or less. Municipal notes can be subdivided into two sub-categories: (i) municipal commercial paper and (ii) municipal demand obligations.

Municipal commercial paper typically consists of very short-term unsecured negotiable promissory notes that are sold, for example, to meet seasonal working capital or interim construction financing needs of a governmental entity or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions.

Municipal demand obligations can be subdivided into two general types: variable rate demand notes and master demand obligations. Variable rate demand notes are tax-exempt municipal obligations or participation

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interests that provide for a periodic adjustment in the interest rate paid on the notes. They permit the holder to demand payment of the notes, or to demand purchase of the notes at a purchase price equal to the unpaid principal balance, plus accrued interest either directly by the issuer or by drawing on a bank letter of credit or guaranty issued with respect to such note. The issuer of the municipal obligation may have a corresponding right to prepay at its discretion the outstanding principal of the note plus accrued interest upon notice comparable to that required for the holder to demand payment. The variable rate demand notes in which a Fund may invest are payable, or are subject to purchase, on demand usually on notice of seven calendar days or less. The terms of the notes generally provide that interest rates are adjustable at intervals ranging from daily to six months.

Master demand obligations are tax-exempt municipal obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The interest on such obligations is, in the opinion of counsel for the borrower, excluded from gross income for federal income tax purposes (but not necessarily for alternative minimum tax purposes). Although there is no secondary market for master demand obligations, such obligations are considered by a Fund to be liquid because they are payable upon demand.

Municipal lease obligations are participations in privately arranged loans to state or local government borrowers. In general, such loans are unrated, in which case they will be determined by the Advisor to be of comparable quality at the time of purchase to rated instruments that may be acquired by a Fund. Frequently, privately arranged loans have variable interest rates and may be backed by a bank letter of credit. In other cases, they may be unsecured or may be secured by assets not easily liquidated. Moreover, such loans in most cases are not backed by the taxing authority of the issuers and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender.

Although lease obligations do not constitute general obligations of the municipal issuer to which the government’s taxing power is pledged, a lease obligation ordinarily is backed by the government’s covenant to budget for, appropriate, and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses that provide that the government has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a periodic basis. In the case of a “non-appropriation” lease, a Fund’s ability to recover under the lease in the event of non-appropriation or default likely will be limited to the repossession of the leased property in the event that foreclosure proves difficult.

Tender option bonds are municipal securities having relatively long maturities and bearing interest at a fixed interest rate substantially higher than prevailing short-term tax-exempt rates that is coupled with the agreement of a third party, such as a bank, broker/dealer or other financial institution, to grant the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. The financial institution receives periodic fees equal to the difference between the municipal security’s coupon rate and the rate that would cause the security to trade at face value on the date of determination.

Investing in municipal securities is subject to certain risks. There are variations in the quality of municipal securities, both within a particular classification and between classifications, and the rates of return on municipal securities can depend on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of NRSROs represent their opinions as to the quality of municipal securities. It should be emphasized, however, that these ratings are general and are not absolute standards of quality, and municipal securities with the same maturity, interest rate, and rating may have different rates of return while municipal securities of the same maturity and interest rate with different ratings may have the same rate of return.

The payment of principal and interest on most municipal securities purchased by a Fund will depend upon the ability of the issuers to meet their obligations. An issuer’s obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors,

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such as the United States Bankruptcy Code. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions.

There are particular considerations and risks relevant to investing in a portfolio of a single state’s municipal securities, such as the greater risk of the concentration of portfolio holdings.

The Fund ordinarily purchases municipal securities whose interest, in the opinion of bond counsel, is excluded from gross income for federal income tax purposes. The opinion of bond counsel may assert that such interest is not an item of tax preference for the purposes of the alternative minimum tax or is exempt from certain state or local taxes. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued. As a shareholder of the Fund, you may be required to file an amended tax return as a result, reporting such income as taxable.

Participation Interests

Participation interests (also called pass-through certificates or securities) represent an interest in a pool of debt obligations, such as municipal bonds or notes, that have been “packaged” by an intermediary, such as a bank or broker/dealer. Participation interests typically are issued by partnerships or trusts through which a Fund receives principal and interest payments that are passed through to the holder of the participation interest from the payments made on the underlying debt obligations. The purchaser of a participation interest receives an undivided interest in the underlying debt obligations. The issuers of the underlying debt obligations make interest and principal payments to the intermediary, as an initial purchaser, which are passed through to purchasers in the secondary market, such as a Fund. Mortgage-backed securities are a common type of participation interest.

Loan participations also are a type of participation interest. Loan participations are interests in loans that are administered by a lending bank or agent for a syndicate of lending banks and sold by the bank or syndicate members.

Investing in participation interests is subject to certain risks. Participation interests generally are subject to the credit risk associated with the underlying borrowers. If the underlying borrower defaults, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if a Fund had purchased a direct obligation of the borrower. A Fund also may be deemed a creditor of the lending bank or syndicate members and be subject to the risk that the lending bank or syndicate members may become insolvent.

Preferred Stock

Preferred stock represents units of ownership of a corporation that frequently have dividends that are set at a specified rate. Preferred stock has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock shares some of the characteristics of both debt and equity. Preferred stock ordinarily does not carry voting rights. Most preferred stock is cumulative; if dividends are passed (i.e., not paid for any reason), they accumulate and must be paid before common stock dividends. Participating preferred stock entitles its holders to share in profits above and beyond the declared dividend, along with common shareholders, as distinguished from nonparticipating preferred stock, which is limited to the stipulated dividend. Convertible preferred stock is exchangeable for a given number of shares of common stock and thus tends to be more volatile than nonconvertible preferred stock, which generally behaves more like a fixed income bond.

Auction preferred stock (APS) is a type of adjustable-rate preferred stock with a dividend determined periodically in a Dutch auction process by corporate bidders. Shares typically are bought and sold at face values generally ranging from $100,000 to $500,000 per share. The potential benefits of APS include:

•	Reduced interest rate risk: Because these securities generally reset within a short period of time, the exposure to interest rate risk is somewhat mitigated.

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•

Preservation of principal: The frequency of the dividend reset provisions makes APS an attractive cash management instrument. The auction reset mechanism generally assures that the shares will trade at par on the auction date. For those that reset frequently, the share price is not expected to fluctuate from par; however, the reset rate may reflect factors such as market conditions, demand and supply for a particular credit confidence in the issuer.

•	Credit quality: Most corporate APS carry an investment grade credit rating from both Moody’s and S&P; municipal APS typically carry the highest credit rating from both Moody’s and S&P (Aaa/AAA).

In addition to reinvestment risk if interest rates fall, some specific risks with regard to APS include:

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Failed auction: Such a breakdown of the auction process is unlikely; however, in the event that the process fails, the rate is reset at the maximum applicable rate, which is usually described in the prospectuses and typically is influenced by the issuer’s credit rating. In a failed auction, current shareholders generally are unable to sell some, or all, of the shares when the auction is completed. Typically, the liquidity for APS that have experienced a failed auction becomes very limited. If a failed auction were to occur, the shareholder may hold his or her shares until the next auction. Should there not be subsequent auctions that “cure” the failed process, the shareholder may: (1) hold the APS in anticipation of a refinancing by the issuer that would cause the APS to be called, or (2) hold securities either indefinitely or in anticipation of the development of a secondary market.

•	Early call risk: Although unlikely, the preferred shares are redeemable at any time, at the issuer’s option, at par plus accrued dividends.

Investing in preferred stock is subject to certain risks. For example, stock market risk is the risk that the value of such stocks, like the broader stock markets, may decline over short or even extended periods. Domestic and foreign stock markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. The value of individual stocks will rise and decline based on factors specific to each corporation, such as changes in earnings or management.

Investing in preferred stock also may involve the risks applicable to investing in a particular company. For example, stocks of smaller companies tend to have greater price fluctuations than stocks of larger companies because, among other things, they trade less frequently and in lower volumes, are more susceptible to changes in economic conditions, are more reliant on singular products or services and are more vulnerable to larger competitors. Stocks of these companies may have a higher potential for gains but also are subject to greater risk of loss.

Investing in preferred stock also may involve the risks applicable to investing in a particular industry, such as technology, financial services, consumer goods or natural resources (e.g., oil and gas). To some extent, the prices of stocks tend to move by industry sector. When market conditions favorably affect, or are expected to favorably affect, an industry, the prices of the stocks of companies in that industry tend to rise. Conversely, negative news or a poor outlook for a particular industry can cause the value of those companies’ stock to decline.

Private Placement and Other Restricted Securities

Private placement securities are securities that have been privately placed and are not registered under the 1933 Act. They are eligible for sale only to certain eligible investors. Private placements often may offer attractive opportunities for investment not otherwise available on the open market. Private placement and other “restricted” securities often cannot be sold to the public without registration under the 1933 Act or the availability of an exemption from registration (such as Rules 144 or 144A), or they are “not readily marketable” because they are subject to other legal or contractual delays in or restrictions on resale.

Private placements typically may be sold only to qualified institutional buyers (or, in the case of the initial sale of certain securities, such as those issued in collateralized debt obligations or collateralized loan obligations,

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to accredited investors (as defined in Rule 501(a) under the 1933 Act), or in a privately negotiated transaction or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration.

Investing in private placement and other restricted securities is subject to certain risks. Private placements may be considered illiquid securities. Private placements typically are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing a Fund’s net asset value due to the absence of a trading market.

Real Estate Investment Trusts and Master Limited Partnerships

REITs are entities that either own properties or make construction or mortgage loans and also may include operating or finance companies. An equity REIT generally holds equity positions in real estate and seeks to provide its shareholders with income from the leasing of its properties and with capital gains from any sales of properties. A mortgage REIT generally specializes in lending money to owners of properties and passes through any interest income it may earn to its shareholders.

Partnership units of real estate and other types of companies sometimes are organized as master limited partnerships in which ownership interests are publicly traded. Master limited partnerships often own several properties or businesses (or directly own interests) that are related to real estate development and the oil and gas industries, but they also may finance motion pictures, research and development and other projects.

REITs are subject to certain risks associated with direct ownership of real estate, including, for example, declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. REITs also may be subject to interest rate risk. In general, increases in interest rates will decrease the value of high-yield securities and increase the costs of obtaining financing, which could decrease the value of a REIT’s investments. In addition, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of credit extended. Both equity and mortgage REITs are dependent upon management skills. REITs also may be subject to heavy cash flow dependency, defaults by borrowers, and the possibility of failing to qualify for preferential tax treatment under the Code, which adversely could affect dividend payments. REITs also may not be diversified.

Investing in master limited partnerships generally is subject to the risks applicable to investing in a partnership as opposed to a corporation, which may include fewer protections afforded to investors. Additional risks include those associated with the specific industries in which a master limited partnership invests, such as the risks associated with investing in the real estate or oil and gas industries.

Repurchase Agreements

Repurchase agreements are agreements under which a Fund acquires a security for a relatively short period of time subject to the obligation of a seller to repurchase and a Fund to resell such security at a fixed time and price (representing a Fund’s cost plus interest). Repurchase agreements also may be viewed as loans made by a Fund that are collateralized by the securities subject to repurchase. A Fund typically will enter into repurchase agreements only with commercial banks, registered broker/dealers and the Fixed Income Clearinghouse Corporation, and only with respect to the highest quality securities, such as U.S. Government obligations. Such transactions are monitored to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including any accrued interest.

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Repurchase agreements generally are subject to counterparty risk. If a counterparty defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale and accrued interest are less than the resale price provided in the repurchase agreement including interest. In addition, if a seller becomes involved in bankruptcy or insolvency proceedings, a Fund may incur delays and costs in selling the underlying security, or may suffer a loss of principal and interest if, for example, a Fund is treated as an unsecured creditor and is required to return the underlying collateral to the seller or its assigns.

Reverse Repurchase Agreements

Reverse repurchase agreements are agreements under which a Fund sells a security subject to the obligation of a buyer to resell and a Fund to repurchase such security at a fixed time and price. Reverse repurchase agreements also may be viewed as borrowings made by a Fund.

Reverse repurchase agreements involve the risk that the market value of the securities a Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce a Fund’s obligation to repurchase the securities. In addition, reverse repurchase agreements are techniques involving leverage, and are subject to asset coverage requirements. Under the requirements of the 1940 Act, a Fund is required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings.

Standby Commitments

Standby commitments are securities under which a purchaser, usually a bank or broker/dealer, agrees to purchase, for a fee, an amount of a Fund’s municipal obligations. The amount payable by a bank or broker/dealer to purchase securities subject to a standby commitment typically will be substantially the same as the value of the underlying municipal securities. A Fund may pay for standby commitments either separately in cash or by paying a higher price for portfolio securities that are acquired subject to such a commitment.

Using standby commitments is subject to certain risks. Standby commitments are subject to the risk that a counterparty will not fulfill its obligation to purchase securities subject to a standby commitment.

Stripped Securities

Stripped securities are securities that evidence ownership in either the future interest or principal payments on an instrument. There are many different types and variations of stripped securities. For example, Separate Trading of Registered Interest and Principal Securities (STRIPs) can be component parts of a U.S. Treasury security where the principal and interest components are traded independently through DTC, a clearing agency registered pursuant to Section 17A of the 1934 Act and created to hold securities for its participants, and to facilitate the clearance and settlement of securities transactions between participants through electronic computerized book-entries, thereby eliminating the need for physical movement of certificates. Treasury Investor Growth Receipts (TIGERs) are Treasury securities stripped by brokers. Stripped mortgage-backed securities, or SMBS, also can be issued by the U.S. Government or its agencies.

SMBS usually are structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed assets. Common types of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage-backed assets, while another class receives most of the interest and the remainder of the principal.

Investing in stripped securities is subject to certain risks. If the underlying obligations experience greater than anticipated prepayments of principal, a Fund may fail fully to recoup its initial investment in such securities.

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The market value of the class consisting primarily or entirely of principal payments can be especially volatile in response to changes in interest rates. The rates of return on a class of SMBS that receives all or most of the interest are generally higher than prevailing market rates of return on other mortgage-backed obligations because their cash flow patterns also are volatile and there is a greater risk that the initial investment will not be recouped fully.

U.S. Government and Related Obligations

U.S. Government obligations include U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. Government or by various instrumentalities which have been established or sponsored by the U.S. Government. U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. Government differ in their interest rates, maturities and time of issuance, as well as with respect to whether they are guaranteed by the U.S. Government.

Investing in U.S. Government and related obligations is subject to certain risks. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency or instrumentality and, as a result, may be subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Obligations of U.S. Government agencies, authorities, instrumentalities and sponsored enterprises historically have involved limited risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. Government would provide financial support to any of these entities if it is not obligated to do so by law.

Variable- and Floating-Rate Obligations

Variable- and floating-rate obligations provide for periodic adjustments in the interest rate and, under certain circumstances, varying principal amounts. Unlike a fixed interest rate, a variable, or floating, rate is one that rises and declines based on the movement of an underlying index of interest rates and may pay interest at rates that are adjusted periodically according to a specified formula.

Investing in variable- and floating-rate obligations is subject to certain risks. Variable- and floating-rate obligations may involve direct lending arrangements between the purchaser and the issuer and there may be no active secondary market, making it difficult to resell such obligations to a third party. Variable- and floating-rate obligations also may be subject to interest rate and credit risks. Changes in interest rates can affect the rate of return on such obligations. If an issuer of a variable- or floating rate obligation defaults, a Fund could sustain a loss to the extent of such default.

Warrants and Rights

Warrants and rights are types of securities that give a holder a right to purchase shares of common stock. Warrants usually are issued together with a bond or preferred stock and entitle a holder to purchase a specified amount of common stock at a specified price typically for a period of years. Rights usually have a specified purchase price that is lower than the current market price and entitle a holder to purchase a specified amount of common stock typically for a period of only weeks. Warrants may be used to enhance the marketability of a bond or preferred stock.

Warrants and rights may be subject to the risk that the securities could lose value. There also is the risk that the potential exercise price may exceed the market price of the warrants or rights, such as when there is no movement in the market price or the market price of such securities declines.

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When-Issued, Delayed Delivery and Forward Commitment Transactions

When-issued, delayed delivery and forward commitment transactions involve the purchase or sale of securities by a Fund, with payment and delivery taking place in the future. When engaging in when-issued, delayed delivery and forward commitment transactions, a Fund typically will hold cash or liquid securities in a segregated account in an amount equal to or greater than the purchase price. The payment obligation and, if applicable, the interest rate that will be received on the securities, are fixed at the time that a Fund agrees to purchase the securities. A Fund generally will enter into when-issued, delayed delivery and forward commitment transactions only with the intention of completing such transactions. However, the Advisor may determine not to complete a transaction if it deems it appropriate. In such cases, a Fund may realize short-term gains or losses.

When-issued, delayed delivery and forward commitment transactions involve the risks that the securities purchased may fall in value by the time they actually are issued or that the other party may fail to honor the contract terms. A Fund that invests in delayed delivery securities may rely on a third party to complete the transaction. Failure by a third party to deliver a security purchased on a delayed delivery basis may result in a financial loss to a Fund or the loss of an opportunity to make an alternative investment.

Zero-Coupon, Pay-in-Kind and Step-Coupon Securities

Zero-coupon securities do not pay interest on a current basis but instead accrue interest over the life of the security. These securities include, among others, zero-coupon bonds, which either may be issued at a discount by a corporation or government entity or may be created by a brokerage firm when it strips the coupons from a bond or note and then sells the bond or note and the coupon separately. This technique is used frequently with U.S. Treasury bonds, and zero-coupon securities are marketed under such names as CATS (Certificate of Accrual on Treasury Securities), TIGERs or STRIPS. Zero-coupon bonds also are issued by municipalities. Buying a municipal zero-coupon bond frees its purchaser of the obligation to pay regular federal income tax on imputed interest, since the interest is exempt for regular federal income tax purposes. Zero-coupon certificates of deposit and zero-coupon mortgages are generally structured in the same fashion as zero-coupon bonds; the certificate of deposit holder or mortgage holder receives face value at maturity and no payments until then.

Pay-in-kind securities normally give the issuer an option to pay cash at a coupon payment date or to give the holder of the security a similar security with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

Step-coupon securities trade at a discount from their face value and pay coupon interest. The coupon rate is paid according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issue.

Zero-coupon, step-coupon and pay-in-kind securities holders generally have substantially all the rights and privileges of holders of the underlying coupon obligations or principal obligations. Holders of these securities have the right upon default on the underlying coupon obligations or principal obligations to proceed directly and individually against the issuer and are not required to act in concert with other holders of such securities.

Investing in zero-coupon, pay-in-kind and step-coupon securities is subject to certain risks, including that market prices of zero-coupon, pay-in-kind step-coupon securities generally are more volatile than the prices of securities that pay interest periodically and in cash, and are likely to respond to changes in interest rates to a greater degree than other types of debt securities.

Because zero-coupon securities bear no interest, they are volatile. Since zero-coupon bondholders do not receive interest payments, zero-coupon securities fall more dramatically than bonds paying interest on a current

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basis when interest rates rise. However, when interest rates fall, zero-coupon securities rise more rapidly in value than interest paying bonds.

Borrowings

The Fund has a fundamental policy with respect to borrowing that can be found under the heading About the Fund’s Investments — Fundamental and Non-Fundamental Investment Policies. Specifically, the Fund may not borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund. In general, pursuant to the 1940 Act, the Fund may borrow money only from banks in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount must be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

The Fund participates in committed and uncommitted lines of credit (Lines of Credit). Any advance under the Lines of Credit is contemplated primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely sale of portfolio securities. It is possible that the Fund may wish to borrow money under the uncommitted line of credit for a temporary or emergency purpose but may not be able to do so.

Pursuant to an exemptive order from the SEC, the Fund may, subject to certain conditions, borrow money from other funds in the Columbia Funds Family for temporary emergency purposes in order to facilitate redemption requests, or for other purposes consistent with Fund investment policies and restrictions. All loans are set at an interest rate between the rates charged on overnight repurchase agreements and short-term bank loans.

Short Sales

The Fund may engage in short sales that are not “against the box,” which are sales by the Fund of securities or commodity futures contracts that it does not own in hopes of purchasing the same security at a later date at a lower price. The technique is also used to protect a profit in a long-term position in a security or commodity futures contract. To make delivery to the buyer, the Fund must borrow or purchase the security. If borrowed, the Fund is then obligated to replace the security borrowed from the third party, so the Fund must purchase the security at the market price at a later time. If the price of the security has increased during this time, then the Fund will incur a loss equal to the increase in price of the security from the time of the short sale plus any premiums and interest paid to the third party. (Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.)

Short sales by the Fund that are not made “against the box” create opportunities to increase the Fund’s return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Because the Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund’s NAV per share tends to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than if it had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with the short sale. Short sales could potentially involve unlimited loss, as the market price of securities sold short may continually increase, although the Fund can mitigate any such losses by replacing the securities sold short. Under adverse market conditions, the Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations

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would not favor such sales. There is also the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.

The Fund will sometimes sell securities short when it owns an equal amount of such securities as those securities sold short. This is a technique known as selling short “against the box.” If the Fund makes a short sale “against the box,” it would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. To secure its obligation to deliver securities sold short, the Fund will deposit in escrow in a separate account with the custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. The Fund can close out its short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Fund, because the Fund might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

Short sales “against the box” entail many of the same risks and considerations described above regarding short sales not “against the box.” However, when the Fund sells short “against the box” it typically limits the amount of securities that it has leveraged. The Fund’s decision to make a short sale “against the box” may be a technique to hedge against market risks when the Advisor believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund’s long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the investment values or conversion premiums of such securities. Short sales may have adverse tax consequences to the Fund and its shareholders.

The Fund’s successful use of short sales also will be subject to the ability of the Advisor to predict movements in the directions of the relevant market. The Fund therefore bears the risk that the Advisor will incorrectly predict future price directions. In addition, if the Fund sells a security short, and that security’s price goes up, the Fund will have to make up the margin on its open position (i.e., purchase more securities on the market to cover the position). It may be unable to do so and thus its position may not be closed out. There can be no assurance that the Fund will not incur significant losses in such a case.

In the view of the SEC, a short sale involves the creation of a “senior security” as such term is defined in the 1940 Act, unless the sale is “against the box” and the securities sold short are placed in a segregated account (not with the broker), or unless the Fund’s obligation to deliver the securities sold short is “covered” by placing in a segregated account (not with the broker) cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any such collateral required to be deposited with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash, U.S. Government securities or other liquid debt or equity securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale.

Lending Securities

Securities lending refers to the lending of the Fund’s portfolio securities. Subject to its investment policies described above and in the prospectuses, the Fund may make secured loans of its portfolio securities to broker/ dealers and other institutional investors. Securities loans are made pursuant to agreements that require that loans be secured continuously by collateral in cash or short-term debt obligations at least equal to the value of the securities loaned. The Fund retains all or a portion of the interest received on investment of cash collateral, or receives a fee from the borrower where collateral is provided in the form of short-term debt obligations. A borrower will pay to the Fund an amount equal to any dividends or interest received on securities loaned, but the

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Fund typically will pay for lending fees and related expenses from interest earned on investments of cash collateral. Although voting rights, or rights to consent, with respect to loaned securities pass to a borrower, the Fund retains the right to call the loans at any time on reasonable notice, and may do so in order to vote upon matters affecting, or to sell, the loaned securities.

Engaging in securities lending is subject to certain risks, including counterparty risk, which is the risk that the counterparty to a transaction could default. There also is a risk of possible delay in the recovery of loaned securities or possible loss of rights in the collateral if a borrower fails financially.

Temporary Defensive Positions

The Fund may temporarily invest in money market instruments or hold cash while it is investing defensively. It may do so without limit, when the Advisor: (i) believes that the market conditions are not favorable for profitable investing; (ii) is unable to locate favorable investment opportunities; or (iii) determines that a temporary defensive position is advisable or necessary in order to meet anticipated redemption requests, or for other reasons. While the Fund engages in such strategies, it may not achieve its investment objective.

See also About the Fund’s Investments — Permissible Investments and Related Risks — Money Market Instruments.

Portfolio Turnover

A change in the securities held by the Fund is known as “portfolio turnover.” High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in adverse tax consequences to the Fund’s shareholders. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

For the Fund’s portfolio turnover rate, see the Financial Highlights section in the prospectuses for the Fund.

Disclosure of Portfolio Information

The Board has adopted policies and procedures with respect to the disclosure of the Columbia Funds’ portfolio holdings. These policies and procedures are designed to ensure that disclosure of information regarding the Columbia Funds’ portfolio securities is in the best interests of Columbia Fund shareholders and to address conflicts between the interests of Columbia Fund shareholders, on the one hand, and those of the Advisor, the Distributor or any affiliated person of a Columbia Fund, on the other. These policies and procedures provide that Columbia Funds portfolio holdings information generally may not be disclosed to any party prior to the earlier of: (i) the business day next following the posting of such information on the Columbia Funds’ website, if applicable, or (ii) the time a Columbia Fund discloses the information in a publicly available SEC filing required to include such information. Certain limited exceptions that have been approved consistent with the policies and procedures are described below. The Board will be updated as needed regarding compliance with these policies and procedures. The policies and procedures prohibit the Advisor and the Columbia Funds’ other service providers from entering into any agreement to disclose Columbia Fund portfolio holdings information in exchange for any form of consideration. These policies and procedures apply to all categories of Columbia Funds and include some variations tailored to the different categories of Columbia Funds. Accordingly, some of the provisions described below do not apply to the Columbia Fund(s) covered by this SAI. The Advisor also has adopted policies and procedures to monitor for compliance with these portfolio holdings disclosure policies and procedures.

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Public Disclosures

The Columbia Funds’ portfolio holdings are currently disclosed to the public through required filings with the SEC and on the Columbia Funds’ website. This information is available on the Columbia Funds’ website as described below.

•	For equity, convertible, balanced and asset allocation Columbia Funds, a complete list of portfolio holdings as of a month-end is posted approximately 30 calendar days after such month-end.

•	For fixed income Columbia Funds, a complete list of portfolio holdings as of a fiscal quarter-end is posted approximately 60 calendar days after such quarter-end.

•	For Columbia Money Market Funds, a complete list of portfolio holdings as of a month-end is posted approximately 5 business days after such month-end.

Certain Columbia Funds also disclose their largest holdings, as a percent of the market values of the Columbia Funds’ portfolios, as of a month-end on their website, generally within 15 calendar days after such month-end. In general, the equity Columbia Funds post their largest 10-15 holdings, the balanced Columbia Funds post their largest 5 equity holdings, and certain fixed income Columbia Funds post their top 5-15 holdings.

The Columbia Funds may also disclose more current portfolio holdings information as of specified dates on the Columbia Funds’ website.

The scope of the information that is made available on the Columbia Funds’ website pursuant to the Columbia Funds policies relating to a Columbia Fund’s portfolio may change from time to time without prior notice.

The Columbia Funds file their portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semi-annual period) and Form N-Q (with respect to the first and third quarters of each Columbia Fund’s fiscal year). Shareholders may obtain each Columbia Fund’s Form N-CSR and N-Q filings on the SEC’s website at www.sec.gov, a link to which is provided on the Columbia Funds’ website. In addition, each Columbia Fund’s Form N-CSR and N-Q filings may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 800.SEC.0330 for information about the SEC’s website or the operation of the public reference room.

With respect to variable insurance trusts in the Columbia Funds Family, holdings information is disclosed no earlier than the time such information is filed in a publicly available SEC filing required to include such information.

The Columbia Funds, the Advisor and their affiliates may include portfolio holdings information that already has been made public through a website posting or SEC filing in marketing literature and other communications to shareholders, advisors or other parties, provided that the information is disclosed no earlier than the business day after the date the information is disclosed publicly on the Columbia Funds’ website or no earlier than the time a Columbia Fund files such information in a publicly available SEC filing required to include such information.

Other Disclosures

The Columbia Funds’ policies and procedures provide that no disclosures of the Columbia Funds’ portfolio holdings may be made prior to the portfolio holdings information being made public unless (i) the Columbia Funds have a legitimate business purpose for making such disclosure, (ii) the Columbia Funds’ President and Chief Executive Officer authorizes such non-public disclosure of information, and (iii) the party receiving the non-public information enters into an appropriate confidentiality agreement or is otherwise subject to a confidentiality obligation.

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In determining the existence of a legitimate business purpose for making portfolio disclosures, the following factors, among others, are considered: (i) any prior disclosure must be consistent with the anti-fraud provisions of the federal securities laws and the fiduciary duties of the Advisor; (ii) any conflicts of interest between the interests of Columbia Fund shareholders, on the one hand, and those of the Advisor, the Distributor or any affiliated person of a Columbia Fund, on the other; and (iii) any prior disclosure to a third party, although subject to a confidentiality agreement, would not make conduct lawful that otherwise is unlawful.

In addition, the Columbia Funds periodically disclose their portfolio information on a confidential basis to various service providers that require such information to assist the Columbia Funds with their day-to-day business affairs. In addition to the Advisor and its affiliates, these service providers include each Columbia Fund’s sub-advisor(s) (if any), the Columbia Funds’ independent registered public accounting firm, legal counsel, financial printers, proxy solicitor and proxy voting service provider, as well as ratings agencies that maintain ratings on certain Columbia Funds. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Columbia Funds. The Columbia Funds also may disclose portfolio holdings information to broker/dealers and certain other entities in connection with potential transactions and management of the Columbia Funds, provided that reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information.

The Columbia Funds currently have ongoing arrangements with certain approved recipients with respect to the disclosure of portfolio holdings information prior to such information being made public. Portfolio holdings information disclosed to such recipients is current as of the time of its disclosure, is disclosed to each recipient solely for purposes consistent with the services described below and has been authorized by the Columbia Funds’ President and Chief Executive Officer. These special arrangements are described in the table below.

Ongoing Portfolio Holdings Disclosure Arrangements

IDENTITY OF RECIPIENT	COMPENSATION/ CONSIDERATION RECEIVED	CONDITIONS/RESTRICTIONS ON USE OF INFORMATION	FREQUENCY OF DISCLOSURE
Electra Information Systems	None	Use for trade reconciliation purposes.	Daily

Standard & Poor’s	None	Use to maintain ratings for certain Money Market Funds.	Weekly

InvestorTools, Inc.	None	Access granted solely for the purpose of testing back office conversion of trading systems.	Real time

ING Insurance Company	None	Access granted for specific Columbia Funds for ING’s creation of client/shareholder materials. ING may not distribute materials until the holdings information is made public.	Quarterly

Glass-Lewis & Co.	None	Access in connection with testing the firm’s proxy services.	Daily

CMS Bondedge	None	Access when assisting in resolving technical difficulties with application used by the Advisor’s Fixed Income Portfolio Management team as an analytical and trading tool.	Ad hoc

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IDENTITY OF RECIPIENT	COMPENSATION/ CONSIDERATION RECEIVED	CONDITIONS/RESTRICTIONS ON USE OF INFORMATION	FREQUENCY OF DISCLOSURE
Linedata Services, Inc.	None	Access when assisting in resolving technical difficulties with the software for the LongView Trade Order Management System.	Ad hoc

JP Morgan	None	Access to provide the Advisor’s High Yield portfolio management team with peer group analysis reports for purposes of analyzing the portfolio.	Monthly

Malaspina Communications	None	Use to facilitate writing, publishing and mailing Columbia Fund shareholder reports and communications including shareholder letter and management’s discussion of Columbia Fund performance.	Quarterly

Data Communique	None	Use to automate marketing materials. Vendor receives top holdings information to populate data in fact sheet templates.	Quarterly

Evare LLP	None	Use for standardizing and reformatting data according to the Advisor’s specifications for use in the reconciliation process.	Daily

Factset Data Systems, Inc.	None	Use for provision of quantitative analytics, charting and fundamental data to the Advisor.	Daily

RR Donnelley/WE Andrews	None	Access as printers for the Columbia Funds’ prospectuses, supplements, SAIs, fact sheets and brochures.	Monthly

Merrill and Bowne	None	Access as printers for the Columbia Funds’ prospectuses, supplements and SAIs.	Monthly

Merrill Corporation	None	Use to provide fulfillment of the Columbia Funds’ prospectuses, supplements, SAIs and sales materials.	Monthly

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IDENTITY OF RECIPIENT	COMPENSATION/ CONSIDERATION RECEIVED	CONDITIONS/RESTRICTIONS ON USE OF INFORMATION	FREQUENCY OF DISCLOSURE
Citigroup	None	Access when assisting in resolving technical difficulties with Yield Book, an analytic software program that the Advisor uses to perform ongoing risk analysis and management of certain fixed income Columbia Funds and fixed income separately managed accounts.	Daily

Mellon Analytical Solutions	None	Use to provide portfolio characteristics to assist in performance reviews and reporting.	Monthly

Eagle Investment Systems Corp./ FT Interactive Systems Corp	None	Eagle is the Portfolio Accounting System for Causeway Capital Management LLC, the investment sub-advisor to certain of the Columbia Funds (Causeway).	Daily

Bloomberg Trade Order Management System	None	Bloomberg is the portfolio trading system for Causeway; holdings data needs is loaded into Bloomberg.	Daily

Institutional Shareholder Services (ISS)	None	ISS is a proxy voting research and record keeping service used by Causeway to vote proxies for certain of the Columbia Funds. ISS needs the portfolio holdings to provide Causeway with proxy ballots, research and record keeping services so that Causeway may timely and accurately vote and record proxies for certain of the Columbia Funds.	Daily

Cogent Consulting LLC	None	To facilitate the evaluation of commission rates and to provide flexible commission reporting.	Daily

Moody’s	None	Ongoing portfolio surveillance for ratings they maintain on the Money Market Funds.	Monthly

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INVESTMENT ADVISORY AND OTHER SERVICES

The Advisor and Investment Advisory Services

The Advisor (which is also the Administrator) has been a registered investment advisor since 1995. The Advisor is a wholly owned subsidiary of Columbia Management Group, LLC, which is the primary investment division of Bank of America. The Advisor and Columbia Management Group, LLC are located at 100 Federal Street, Boston MA 02110.

Services Provided

Pursuant to the terms of the Investment Advisory Agreement, the Advisor is responsible for the overall management and supervision of the investment management of the Fund. The Advisor performs its duties subject at all times to the control of the Board and in conformity with the stated policies of the Fund.

The Investment Advisory Agreement generally provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of the Advisor’s obligations or duties thereunder, the Advisor shall not be subject to liability to the Trust or to the Fund for any act or omission in the course of, or connected with, rendering services thereunder.

The Investment Advisory Agreement became effective with respect to the Fund after approval by the Board, and after an initial two year period, continues from year to year, provided that such continuation of the Investment Advisory Agreement is specifically approved at least annually by the Board, including its Independent Trustees. The Investment Advisory Agreement terminates automatically in the event of its assignment, and is terminable with respect to the Fund at any time without penalty by the Trust (by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund) or by the Advisor on 60 days’ written notice.

The Advisor pays all salaries of officers of the Trust, except for the CCO, a portion of whose salary is paid by the Columbia Funds. The Trust pays all expenses not assumed by the Advisor including, but not limited to, auditing, legal, custodial, shareholder servicing and shareholder reporting expenses. The Trust pays the cost of printing and mailing Fund prospectuses to shareholders. The Distributor pays the cost of printing and distributing all other prospectuses.

Advisory Fee Rate and Fees Paid

The Fund pays the Advisor an annual fee for its investment advisory services, as set forth in the Investment Advisory Agreement, and as shown in the section entitled Management of the Fund — Primary Service Providers in the Fund’s prospectuses. The fee is calculated as a percentage of the average daily net assets of the Fund and is paid monthly. The Advisor also may pay amounts from its own assets to the Distributor and/or to selling and/or servicing agents for services they provide.

The Advisor received fees from the Fund for its services as reflected in the following chart, which shows the advisory fees paid to the Advisor and the advisory fees waived/reimbursed by the Advisor, where applicable, for the three most recently completed fiscal periods.

Advisory Fees Paid by the Fund

Fund	Fiscal Year Ended November 30, 2007	Fiscal Year Ended November 30, 2006	Fiscal Year Ended November 30, 2005
Tax-Exempt Fund
Advisory Fee Paid	12,025,751	9,876,510	8,450,601
Amount Waived/Reimbursed by the Advisor	0	11,302	35,472

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Portfolio Manager(s)

The following provides additional information about the portfolio manager(s) of the Advisor who are responsible for making the day-to-day investment decisions for the Fund. As described in the Management of the Fund — Primary Service Providers section of the Fund’s prospectuses, the portfolio manager(s) of the Advisor who are responsible for the Fund are:

Portfolio Manager(s) of the Advisor

Portfolio Manager	Fund
Kimberly A. Campbell	Tax-Exempt Fund

Compensation

The Advisor’s portfolio managers received their compensation from the Advisor and its parent company, Columbia Management Group, LLC, in the form of salary, bonus, stock options, restricted stock, and notional investments through an incentive plan, the value of which is measured by reference to the performance of the Columbia Funds in which the account is invested. A portfolio manager’s bonus is variable and generally is based on (1) an evaluation of the portfolio manager’s investment performance and (2) the results of a peer and/or management review of the portfolio manager, which takes into account skills and attributes such as team participation, investment process, communication and professionalism. In evaluating investment performance, the Advisor generally considers the one, three and five year performance of mutual funds and other accounts managed by the portfolio manager relative to the benchmarks and peer groups noted below, emphasizing the portfolio manager’s three and five year performance. The Advisor also may consider a portfolio manager’s performance in managing client assets in sectors and industries assigned to the portfolio manager as part of his/her investment team responsibilities, where applicable. For portfolio managers who also have group management responsibilities, another factor in their evaluation is an assessment of the group’s overall investment performance.

Performance Benchmarks

Portfolio Manager	Primary Benchmark(s)	Peer Group(s)
Kimberly A. Campbell	Lehman Brothers Municipal Bond Index	Lipper General Municipal Debt Funds Classification

The size of the overall bonus pool each year is determined by Columbia Management Group, LLC and depends on, among other factors, the levels of compensation generally in the investment management industry (based on market compensation data) and the Advisor’s profitability for the year, which is largely determined by assets under management.

Other Accounts

The following table shows the number and assets of other investment accounts (or portions of investment accounts) that the portfolio manager(s) of the Advisor managed, as of November 30, 2007.

Other Accounts Managed by the Portfolio Manager(s)

Portfolio Manager	Other SEC-registered open-end and closed-end funds		Other pooled investment vehicles		Other accounts
	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets
Kimberly A. Campbell	4	$662,600,000	0	$0	0	$0

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The following table shows the number and assets of the above accounts (or portions of such accounts) for which the advisory fee is based on performance, as of November 30, 2007.

Other Accounts Managed by the Portfolio Manager(s) for which the Advisory Fee is Based on Performance

Portfolio Manager	Other SEC-registered open-end and closed-end funds		Other pooled investment vehicles		Other accounts
	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets
Kimberly A. Campbell	0	$ 0	0	$ 0	12	$980,000

Ownership of Securities

The table below shows the dollar ranges of shares of the Fund beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the 1934 Act) by the Fund’s portfolio manager(s), as of November 30, 2007.

Portfolio Manager Ownership of the Fund as of November 30, 2007

Portfolio Manager	Fund	Dollar Range of Equity Securities in the Fund Beneficially Owned
Kimberly A. Campbell	International Value Fund II	None

The Advisor’s Portfolio Managers and Potential Conflicts of Interests

Like other investment professionals with multiple clients, the Fund’s portfolio manager(s) may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The Advisor and the Fund have adopted compliance policies and procedures that attempt to address certain of the potential conflicts that portfolio managers face in this regard. Certain of these conflicts of interest are summarized below.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (performance fee accounts), may raise potential conflicts of interest for a portfolio manager by creating an incentive to favor higher fee accounts.

Potential conflicts of interest also may arise when a portfolio manager has personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to the Advisor’s Code of Ethics and certain limited exceptions, the Advisor’s investment professionals do not have the opportunity to invest in client accounts, other than the Fund.

A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. The effects of this potential conflict may be more pronounced where funds and/or accounts managed by a particular portfolio manager have different investment strategies.

A portfolio manager may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the Fund. A portfolio manager’s decision as to the selection of broker/dealers could produce disproportionate costs and benefits among the Fund and the other accounts the portfolio manager manages.

A potential conflict of interest may arise when a portfolio manager buys or sells the same securities for the Fund and other accounts. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of the Fund as well as other accounts, the Advisor’s trading desk may, to the extent

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consistent with applicable laws and regulations, aggregate the securities to be sold or bought in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the Fund or another account if a portfolio manager favors one account over another in allocating the securities bought or sold.

“Cross trades,” in which a portfolio manager sells a particular security held by the Fund to another account (potentially saving transaction costs for both accounts), could involve a potential conflict of interest if, for example, a portfolio manager is permitted to sell a security from one account to another account at a higher price than an independent third party would pay. The Advisor and the Fund have adopted compliance procedures that provide that any transactions between the Fund and another account managed by the Advisor are to be made at an independent current market price, consistent with applicable laws and regulation.

Another potential conflict of interest may arise based on the different investment objectives and strategies of the Fund and other accounts managed by its portfolio manager(s). Depending on another account’s objectives and other factors, a portfolio manager may give advice to and make decisions for the Fund that may differ from advice given, or the timing or nature of decisions made, with respect to another account. A portfolio manager’s investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a portfolio manager may buy or sell a particular security for certain accounts, and not for the Fund, even though it could have been bought or sold for the Fund at the same time. A portfolio manager also may buy a particular security for one or more accounts when one or more other accounts are selling the security (including short sales). There may be circumstances when a portfolio manager’s purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts, including the Fund.

The Fund’s portfolio manager(s) also may have other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Fund and other accounts. Many of the potential conflicts of interest to which the Advisor’s portfolio managers are subject are essentially the same or similar to the potential conflicts of interest related to the investment management activities of the Advisor and its affiliates. See Investment Advisory and Other Services — Other Roles and Relationships of Bank of America and its Affiliates — Certain Conflicts of Interest for more information about conflicts of interest, including those that relate to the Advisor and its affiliates.

The Administrator

Columbia Management Advisors, LLC (which is also the Advisor) serves as Administrator of the Fund.

Services Provided

Pursuant to the terms of the Administration Agreement, the Administrator has agreed to, among other things, (i) provide office space, equipment and clerical personnel; (ii) arrange, if desired by the Trust, for its directors, officers and employees to serve as Trustees, officers or agents of the Fund; (iii) prepare and, if applicable, file all documents required for compliance by the Fund with applicable laws and regulations; (iv) prepare agendas and supporting documents for and minutes of meetings of Trustees, committees of Trustees and shareholders; (v) coordinate and oversee the activities of the Fund’s other third party service providers; and (vi) maintain certain books and records of the Fund.

Administration Fee Rate and Fees Paid

The Administrator receives fees as compensation for its services, which are computed daily and paid monthly, at the annual rate shown in the table below.

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Administration Fee Rate

Fund	Administration Fee Rate, as a % of Average Daily Net Assets
Tax-Exempt Fund	0.00%

The following chart shows the net administration fees paid to the Administrator for the three most recently completed fiscal periods.

Administration Fees Paid by the Fund

Fund	Fiscal Year Ended November 30, 2007	Fiscal Year Ended November 30, 2006	Fiscal Year Ended November 30, 2005
Tax-Exempt Fund
Administration Fee Paid	0	—	—
Amount Waived/Reimbursed by the Administrator	0	—	—

Pricing and Bookkeeping Services

State Street Bank and Trust Company is responsible for providing certain pricing and bookkeeping services to the Fund. Columbia Management Advisors, LLC is responsible for overseeing the performance of these services and for certain other services.

Services Provided

Effective December 15, 2006, the series of the Trust entered into a Financial Reporting Services Agreement with State Street Bank and Trust Company and Columbia Management Advisors, LLC (the Financial Reporting Services Agreement) pursuant to which State Street Bank and Trust Company provides financial reporting services to the Fund. Also effective December 15, 2006, the series of the Trust entered into an Accounting Services Agreement with State Street Bank and Trust Company and Columbia Management Advisors, LLC (collectively with the Financial Reporting Services Agreement, the State Street Agreements) pursuant to which State Street Bank and Trust Company provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street Bank and Trust Company an annual fee of $38,000 paid monthly plus a monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee for the Fund during any year shall not exceed $140,000 annually (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street Bank and Trust Company for certain out-of-pocket expenses and charges.

Effective December 15, 2006, the series of the Trust entered into a Pricing and Bookkeeping Oversight and Services Agreement (the Services Agreement) with Columbia Management Advisors, LLC. Under the Services Agreement, Columbia Management Advisors, LLC provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street Bank and Trust Company. Under the Services Agreement, the Fund reimburses Columbia Management Advisors, LLC for out-of-pocket expenses and charges, including fees payable to third parties, such as for pricing the Fund’s portfolio securities, incurred by Columbia Management Advisors, LLC in the performance of services under the Services Agreement.

Prior to December 15, 2006, Columbia Management Advisors, LLC was responsible for providing pricing and bookkeeping services to the series of the Trust under a pricing and bookkeeping agreement and was entitled to receive an annual fee at the same rate described above under the State Street Agreements. Under separate agreements between Columbia Management Advisors, LLC and State Street Bank and Trust Company, Columbia Management Advisors, LLC delegated certain functions to State Street Bank and Trust Company. As a

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result of the delegation, the total fees payable under the pricing and bookkeeping agreement (other than certain reimbursements paid to Columbia Management Advisors, LLC and discussed below) were paid to State Street Bank and Trust Company. The series of the Trust also reimbursed Columbia Management Advisors, LLC for out-of-pocket expenses and charges, including fees payable to third parties for pricing the portfolio securities of the series of the Trust and direct internal costs incurred by Columbia Management Advisors, LLC in connection with providing fund accounting oversight and monitoring and certain other services.

Pricing and Bookkeeping Fees Paid

Columbia Management Advisors, LLC and State Street Bank and Trust Company received fees from the Fund for their services as reflected in the following chart, which shows the net pricing and bookkeeping fees paid to State Street Bank and Trust Company and to Columbia Management Advisors, LLC for the three most recently completed fiscal years.

Pricing and Bookkeeping Fees Paid by the Fund

Fund	Fiscal Year Ended November 30, 2007	Fiscal Year Ended November 30, 2006	Fiscal Year Ended November 30, 2005
Tax-Exempt Fund
Amount Paid to Columbia Management Advisors, LLC	$27,315	$176,000	$456,000
Amount Paid to State Street Bank and Trust Company	$189,752

The Principal Underwriter/Distributor

Columbia Management Distributors, Inc. is the principal underwriter and distributor of the shares of the Fund. Its address is: One Financial Center, Boston, MA 02111.

Distribution Obligations

Pursuant to a Distribution Agreement, after the Fund is made available to the public the Distributor, as agent, sells shares of the Fund on a continuous basis and transmits purchase and redemption orders that it receives to the Trust or the Transfer Agent. Additionally, the Distributor has agreed to use appropriate efforts to solicit orders for the sale of shares and to undertake advertising and promotion as it believes appropriate in connection with such solicitation. Pursuant to the Distribution Agreement, the Distributor, at its own expense, finances those activities which are primarily intended to result in the sale of shares of the Fund, including, but not limited to, advertising, compensation of underwriters, dealers and sales personnel, the printing of prospectuses to other than existing shareholders, and the printing and mailing of sales literature. The Distributor, however, may be compensated or reimbursed for all or a portion of such expenses to the extent permitted by a Distribution Plan adopted by the Trust pursuant to Rule 12b-1 under the 1940 Act.

The Distribution Agreement became effective with respect to the Fund after approval by its Board, and continues from year to year, provided that such continuation of the Distribution Agreement is specifically approved at least annually by the Board, including its Independent Trustees. The Distribution Agreement terminates automatically in the event of its assignment, and is terminable with respect to the Fund at any time without penalty by the Trust (by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund) or by the Distributor on 60 days’ written notice.

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Underwriting Commissions

The following table shows all commissions and other compensation received by the Distributor, as well as amounts the Distributor retained during the Fund’s three most recent fiscal years.

Underwriting Commissions Paid by the Fund and Retained by the Distributor

Fund	Fiscal Period Ended November 30, 2007	Fiscal Year Ended November 30, 2006	Fiscal Year Ended November 30, 2005
Tax-Exempt Fund
Class A Paid	$33,638.85	$37,663.21	$34,452.83
Class A Retained	$64,392.00	$53,238.00	$25,408.00
Class B Retained	$55,180.00	$45,282.00	$67,901.00
Class C Retained	$2,053.00	$118.00	$3,487.00

Other Roles and Relationships of Bank of America and its Affiliates — Certain Conflicts of Interest

As described above in the Investment Advisory and Other Services section of this SAI, and in the Management of the Fund — Primary Service Providers section of the Fund’s prospectus, the Advisor, Administrator, Distributor and Transfer Agent, all affiliates of Bank of America, receive compensation from the Fund for the various services they provide to the Fund. Additional information as to the specific terms regarding such compensation is set forth in these affiliated service providers’ contracts with the Fund, each of which typically is included as an exhibit to Part C of the Fund’s registration statement.

In many instances, the compensation paid to the Advisor and other Bank of America affiliates for the services they provide to the Fund is based, in some manner, on the size of the Fund’s assets under management. As the size of the Fund’s assets under management grows, so does the amount of compensation paid to the Advisor and other Bank of America affiliates for providing services to the Fund. This relationship between Fund assets and affiliated service provider compensation may create economic and other conflicts of interests of which Fund investors should be aware. These potential conflicts of interest, as well as additional ones, are discussed in detail below and also are addressed in other disclosure materials, including the Fund’s prospectuses. These conflicts of interest also are highlighted in account documentation and other disclosure materials of Bank of America affiliates that make available or offer the Columbia Funds as investments in connection with their respective products and services. In addition, Part 1A of the Advisor’s Form ADV, which it must file with the SEC as an investment advisor registered under the Investment Advisers Act of 1940, provides information about the Advisor’s business, assets under management, affiliates and potential conflicts of interest. Part 1A of the Advisor’s Form ADV is available online through the SEC’s website at www.adviserinfo.sec.gov.

Additional actual or potential conflicts of interest and certain investment activity limitations that could affect the Fund may arise from the financial services activities of Bank of America and its affiliates, including the investment advisory/management services it provides for clients and customers other than the Fund. In this regard, Bank of America is a major financial services company, engaged in a wide range of financial activities beyond the mutual fund-related activities of the Advisor, including, among others, commercial banking, investment banking, broker/dealer (sales and trading), asset management, insurance and other financial activities. The broad range of financial services activities of Bank of America and its affiliates may involve multiple advisory, transactional, lending, financial and other interests in securities and other instruments, and in companies, that may be bought, sold or held by the Fund. The following describes certain actual and potential conflicts of interest that may be presented.

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Actual and Potential Conflicts of Interest Related to the Investment Advisory/Management Activities of Bank of America and its Affiliates in Connection With Other Advised/Managed Funds and Accounts

The Advisor and other affiliates of Bank of America may advise or manage funds and accounts other than the Fund. In this regard, Bank of America and its affiliates may provide investment advisory/management and other services to other advised/managed funds and accounts that are similar to those provided to the Fund. The Advisor and Bank of America’s other investment advisor affiliates (including Columbia Wanger Asset Management, L.P.) will give advice to and make decisions for all advised/managed funds and accounts, including the Fund, as they believe to be in that fund’s and/or account’s best interests, consistent with their fiduciary duties. The Fund and the other advised/managed funds and accounts of Bank of America and its affiliates are separately and potentially divergently managed, and there is no assurance that any investment advice Bank of America and its affiliates give to other advised/managed funds and accounts will also be given simultaneously or otherwise to the Fund.

A variety of other actual and potential conflicts of interest may arise from the advisory relationships of the Advisor and other Bank of America affiliates with other clients and customers. Advice given to the Fund and/or investment decisions made for the Fund by the Advisor or other Bank of America affiliates may differ from, or may conflict with, advice given to and/or investment decisions made for other advised/managed funds and accounts. As a result, the performance of the Fund may differ from the performance of other funds or accounts advised/managed by the Advisor or other Bank of America affiliates. Similarly, a position taken by Bank of America and its affiliates, including the Advisor, on behalf of other funds or accounts may be contrary to a position taken on behalf of the Fund. Moreover, Bank of America and its affiliates, including the Advisor, may take a position on behalf of other advised/managed funds and accounts, or for their own proprietary accounts, that is adverse to companies or other issuers in which the Fund are invested. For example, the Fund may hold equity securities of a company while another advised/managed fund or account may hold debt securities of the same company. If the portfolio company were to experience financial difficulties, it might be in the best interest of the Fund for the company to reorganize while the interests of the other advised/managed fund or account might be better served by the liquidation of the company. This type of conflict of interest could arise as the result of circumstances that cannot be generally foreseen within the broad range of investment advisory/management activities in which Bank of America and its affiliates engage.

Investment transactions made on behalf of other funds or accounts advised/managed by the Advisor or other Bank of America affiliates also may have a negative effect on the value, price or investment strategies of the Fund. For example, this could occur if another advised/managed fund or account implements an investment decision ahead of, or at the same time as, the Fund and causes the Fund to experience less favorable trading results than they otherwise would have experienced based on market liquidity factors. In addition, the other funds and accounts advised/managed by the Advisor and other Bank of America affiliates, including the other Columbia Funds, may have the same or very similar investment objective and strategies as the Fund. In this situation, the allocation of, and competition for, investment opportunities among the Fund and other funds and/or accounts advised/managed by the Advisor or other Bank of America affiliates may create conflicts of interest especially where, for example, limited investment availability is involved. The Advisor has adopted policies and procedures addressing the allocation of investment opportunities among the Fund and other funds and accounts advised by the Advisor and other affiliates of Bank of America. For more information, see Investment Advisory and Other Services — The Advisor and Investment Advisory Services — Portfolio Manager(s) — The Advisor’s Portfolio Managers and Potential Conflicts of Interests.

Sharing of Information among Advised/Managed Accounts

Bank of America and its affiliates also may possess information that could be material to the management of the Fund and may not be able to, or may determine not to, share that information with the Fund, even though the information might be beneficial to the Fund. This information may include actual knowledge regarding the particular investments and transactions of other advised/managed funds and accounts, as well as proprietary

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investment, trading and other market research, analytical and technical models, and new investment techniques, strategies and opportunities. Depending on the context, Bank of America and its affiliates generally will have no obligation to share any such information with the Fund. In general, employees of Bank of America and its affiliates, including the portfolio managers of the Advisor, will make investment decisions without regard to information otherwise known by other employees of Bank of America and its affiliates, and generally will have no obligation to access any such information and may, in some instances, not be able to access such information because of legal and regulatory constraints or the internal policies and procedures of Bank of America and its affiliates. For example, if the Advisor or another Bank of America affiliate, or their respective employees, come into possession of non-public information regarding another advised/managed fund or account, they may be prohibited by legal and regulatory constraints, or internal policies and procedures, from using that information in connection with transactions made on behalf of the Fund. For more information, see Investment Advisory and Other Services — The Advisor and Investment Advisory Services — Portfolio Manager(s) — The Advisor’s Portfolio Managers and Potential Conflicts of Interests.

Soft Dollar Benefits

Certain products and services, commonly referred to as “soft dollar services” (including, to the extent permitted by law, research reports, economic and financial data, financial publications, proxy analysis, computer databases and other research-oriented materials), that the Advisor may receive in connection with brokerage services provided to the Fund may have the inadvertent effect of disproportionately benefiting other advised/managed funds or accounts. This could happen because of the relative amount of brokerage services provided to the Fund as compared to other advised/managed funds or accounts, as well as the relative compensation paid by the Fund.

Services Provided to Other Advised/Managed Accounts

Bank of America and its affiliates also may act as an investment advisor, investment manager, administrator, transfer agent, custodian, trustee, broker/dealer, agent, or in another capacity, for advised/managed funds and accounts other than the Fund, and may receive compensation for acting in such capacity. This compensation that the Advisor, Distributor and Transfer Agent and other Bank of America affiliates receive could be greater than the compensation Bank of America and its affiliates receive for acting in the same or similar capacity for the Fund. In addition, the Advisor, Distributor and Transfer Agent and other Bank of America affiliates may receive other benefits, including enhancement of new or existing business relationships. This compensation and/or the benefits that Bank of America and its affiliates may receive from other advised/managed funds and accounts and other relationships could potentially create incentives to favor other advised/managed funds and accounts over the Fund. Trades made by Bank of America and its affiliates for the Fund may be, but are not required to be, aggregated with trades made for other funds and accounts advised/managed by the Advisor and other Bank of America affiliates. If trades are aggregated among the Fund and those other funds and accounts, the various prices of the securities being traded may be averaged, which could have the potential effect of disadvantaging the Fund as compared to the other funds and accounts with which trades were aggregated.

Proxy Voting

Although the Advisor endeavors to make all proxy voting decisions with respect to the interests of the Fund for which it is responsible in accordance with its proxy voting policies and procedures, the Advisor’s proxy voting decisions with respect to the Fund’s portfolio securities may nonetheless benefit other advised/managed funds and accounts, and/or clients, of Bank of America and its affiliates. The Advisor has adopted proxy voting policies and procedures that are designed to provide that all proxy voting is done in the best interests of its clients, including the Fund, without any resulting benefit or detriment to the Advisor and/or its affiliates, including Bank of America and its affiliates. For more information about the Advisor’s proxy voting policies and procedures, see Investment Advisory and Other Services — Proxy Voting Policies and Procedures.

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Certain Trading Activities

The directors/trustees, officers and employees of Bank of America and its affiliates may buy and sell securities or other investments for their own accounts, and in doing so may take a position that is adverse to the Fund. In order to reduce the possibility that such personal investment activities of the directors/trustees, officers and employees of Bank of America and its affiliates will materially adversely affect the Fund, Bank of America and its affiliates have adopted policies and procedures, and the Fund, the Board, the Advisor and the Distributor have each adopted a Code of Ethics that addresses such personal investment activities. For more information, see Investment Advisory and Other Services — Codes of Ethics.

Affiliate Transactions

Subject to applicable legal and regulatory requirements, the Fund may enter into transactions in which Bank of America and/or its affiliates may have an interest that potentially conflicts with the interests of the Fund. For example, BAS may sell securities to the Fund from an offering in which it is an underwriter or from securities that it owns as a dealer, subject to applicable legal and regulatory requirements.

Investment Limitations Arising from Bank of America Activities

Regulatory restrictions applicable to Bank of America and its affiliates may limit the Fund’s investment activities in various ways. For example, regulations regarding certain industries and markets, such as those in emerging or international markets, and certain transactions, such as those involving certain futures and derivatives, may impose a cap on the aggregate amount of investments that may be made by affiliated investors, including accounts managed by the same affiliated manager, in the aggregate or in individual issuers. At certain times, Bank of America and its affiliates also may be restricted in the securities that can be bought or sold for the Fund and other advised/managed funds and accounts because of the investment banking, lending or other relationships Bank of America and its affiliates have with the issuers of securities. This could happen, for example, if the Fund and/or other advised/managed funds and accounts desired to buy a security issued by a company for which Bank of America or its affiliates served as underwriter. The internal policies and procedures of Bank of America and its affiliates covering these types of regulatory restrictions and addressing similar issues also may at times restrict the Fund’s investment activities. A client not advised by Bank of America and its affiliates would not be subject to many of these restrictions. See also About the Fund’s Investments — Certain Investment Activity Limits.

Actual and Potential Conflicts of Interest Related to Bank of America and its Affiliates’ Non-Advisory Relationships with Clients and Customers other than the Fund

The lending, investment banking and other relationships that Bank of America and its affiliates may have with companies and other entities in which the Fund may invest can give rise to actual and potential conflicts of interest. Subject to applicable legal and regulatory requirements, the Fund may invest (a) in the securities of Bank of America and/or its affiliates and/or in companies in which Bank of America and its affiliates have a lending, investment banking, equity, debt or other interest, and/or (b) in the securities of companies held by other Columbia Funds. The purchase, holding and sale of such securities by the Fund may enhance the profitability and the business interests of Bank of America and/or its affiliates and/or other Columbia Funds. There also may be limitations as to the sharing with the Advisor of information derived from the non-investment advisory/management activities of Bank of America and its affiliates because of legal and regulatory constraints and internal policies and procedures (such as information barriers and ethical walls). Because of these limitations, Bank of America and its affiliates generally will not share information derived from its non-investment advisory/management activities with the Advisor.

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Actual and Potential Conflicts of Interest Related to Bank of America Affiliates’ Marketing and Use of the Columbia Funds as an Investment Options

Bank of America and its affiliates also provide a variety of products and services that, in some manner, may utilize the Columbia Funds as investment options. For example, the Columbia Funds may be offered as investments in connection with brokerage and other securities products offered by BAI, and may be utilized as investments in connection with fiduciary, investment management and other accounts offered by U.S. Trust, Bank of America Private Wealth Management, as well as for other Columbia Funds structured as “funds of funds.” In addition, the Columbia Money Market Funds are offered as an investment option for a variety of cash management and “sweep” account programs offered by Bank of America and its affiliates. The Columbia Funds also may use the Columbia Money Market Funds for cash investment purposes. The use of the Columbia Funds in connection with other products and services offered by Bank of America and its affiliates may introduce economic and other conflicts of interest. These conflicts of interest are highlighted in account documentation and other disclosure materials for the other products and services offered by Bank of America and its affiliates.

Bank of America and its affiliates, including the Advisor, may make payments to their affiliates in connection with the promotion and sale of the Fund’s shares, in addition to the sales-related and other compensation that these parties may receive from the Fund. As a general matter, personnel of Bank of America and its affiliates, including BAI, do not receive compensation in connection with their sales or use of the Fund that is greater than that paid in connection with their sales of other comparable products and services. Nonetheless, because the compensation that the Advisor and other affiliates of Bank of America may receive for providing services to the Fund is generally based on the Fund’s assets under management and those assets will grow as shares of the Fund are sold, potential conflicts of interest may exist. See Brokerage Allocation and Other Practices — Additional Financial Intermediary Payments for more information.

Other Services Provided

The Transfer Agent

Columbia Management Services, Inc. acts as Transfer Agent for the Fund’s shares and can be contacted at P.O. Box 8081, Boston, MA 02266-8081. Under the Transfer Agency Agreement, the Transfer Agent provides transfer agency, dividend disbursing agency and shareholder servicing agency services to the Fund. The Fund pays the Transfer Agent a transfer agency fee of $17.34 per account, payable monthly. The Fund reimburses the Transfer Agent for the fees and expenses that the Transfer Agent pays to dealer firms or transfer agents that maintain omnibus accounts with the Fund, subject to a cap equal to 0.15% of the Fund’s net assets represented by the account. The Fund also pays certain reimbursable out-of-pocket expenses to the Transfer Agent. The Transfer Agent also is entitled to retain as additional compensation for its services revenues for fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcripts due the Transfer Agent from Fund shareholders and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.

The Transfer Agent retains BFDS/DST, 2 Heritage Drive, North Quincy, MA 02171 as the Fund’s sub-transfer agent. BFDS/DST assists the Transfer Agent in carrying out its duties.

The Custodian

State Street Bank and Trust Company, which is located at Two Avenue de Lafayette, LCC/4S, Boston, MA 02111 acts as the Fund’s Custodian. As Custodian, State Street Bank and Trust Company is responsible for safeguarding the Fund’s cash and securities, receiving and delivering securities and collecting the Fund’s interest and dividends.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, which is located at 125 High Street, Boston, MA 02110, is the Fund’s independent registered public accounting firm. The Fund issues unaudited financial statements semi-annually and

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audited financial statements annually. The annual financial statements for the Fund’s fiscal year ended November 30, 2007 have been audited by PricewaterhouseCoopers LLP. The Board has selected PricewaterhouseCoopers LLP as the independent registered public accounting firm to audit the Fund’s books and review its tax returns for the fiscal year ended November 30, 2008.

Counsel

Ropes & Gray LLP serves as legal counsel to the Trust. Its address is One International Place, Boston, Massachusetts 02110. Bell, Boyd & Lloyd LLP serves as co-counsel. Its address is Three First National Plaza, 70 West Madison Street, Suite 3300, Chicago, Illinois, 60602-4207.

Distribution Plans

The Trust has adopted distribution and shareholder servicing plans for the Class A shares, Class B shares and Class C shares of the Fund. See Capital Stock and Other Securities for information about which share classes are offered by the Fund.

Under the Distribution Plan, the Fund pays the Distributor a monthly service fee at an annual rate of 0.20% of the Fund’s average daily net assets attributed to the Fund’s Class A, Class B and Class C shares. The Fund also pays the Distributor a monthly distribution fee at an annual rate of 0.75% of its average daily net assets attributable to Class B and Class C shares only. The Distributor has voluntarily agreed to waive a portion of the Class C share distribution fee so that it will not exceed 0.60% annually of the average daily net assets attributable to Class C shares. This arrangement may be modified or terminated by the Distributor at any time.

Under the shareholder servicing plan, the Board must review, at least quarterly, a written report of the amounts paid under the servicing agreements and the purposes for which those expenditures were made. The initial term of the shareholder servicing plan is one year and it will continue in effect from year to year after its initial one-year term provided that its continuance is specifically approved at least annually by a majority of the Board, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the shareholder servicing plan or in any agreement related to it. Any material amendment to the shareholder servicing plan or in any agreement related to it. Any material amendment to the shareholder servicing plan must be approved in the same manner. The shareholder servicing plan is terminable at any time with respect to the Funds by a vote of a majority of the Independent Trustees. While the shareholder servicing plan is in effect, only the Independent Trustees may select and nominate any future Independent Trustees.

During the most recently completed fiscal year, the Distributor received distribution and service fees from the Fund for its services as reflected in the following chart. The Trust is not aware as to what amount, if any, of the distribution and service fees paid to the Distributor were, on a fund-by-fund basis, used for advertising, printing and mailing of prospectuses to other than current shareholders; compensation to broker-dealers; compensation to sales personnel; or interest, carrying or other financing charges.

Distribution and Service Fees Paid by the Fund for the Fiscal Year Ended November 30, 2007

Fund	Class A Shares	Class B Shares	Class C Shares
Tax-Exempt Fund
Distribution Fee	—	$256,603	$160,556
Service Fee	$3,151,795	$68,574	$42,794
Fees Waived by the Distributor	$0	$0	$(32,173)

The Distributor may use the entire amount of its fees to defray the costs of commissions and service fees paid to selling and/or servicing agents and for certain other purposes. Since the distribution and service fees are

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payable regardless of the Distributor’s expenses, the Distributor may realize a profit from the fees. The Distribution Plan authorizes any other payments by the Fund to the Distributor and its affiliates (including the Advisor) to the extent that such payments might be construed to be indirectly financing of distribution of a Fund’s shares.

The Trustees believe the Distribution Plan could be a significant factor in the growth and retention of a Fund’s assets resulting in more advantageous expense ratios and increased investment flexibility which could benefit each class of Fund shareholders. The Distribution Plan will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the Trustees, including the Independent Trustees. The Distribution Plan may not be amended to increase the fee materially without approval by vote of a majority of the outstanding voting securities of the relevant class of shares, and all material amendments of the Distribution Plan must be approved by the Trustees in the manner provided in the foregoing sentence. The Distribution Plan may be terminated at any time by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of the relevant class of shares.

Codes of Ethics

The Fund, the Advisor and the Distributor have adopted Codes of Ethics pursuant to the requirements of the 1940 Act, including Rule 17j-1 under the 1940 Act. These Codes of Ethics permit personnel subject to the Codes of Ethics to invest in securities, including securities that may be bought or held by the Fund. These Codes of Ethics are included as exhibits to Part C of the Fund’s registration statement. These Codes of Ethics can be reviewed and copied at the SEC’s Public Reference Room and may be obtained by calling the SEC at 202.551.8090; they also are available on the SEC’s website at www.sec.gov, and may be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Proxy Voting Policies and Procedures

The Fund has delegated to the Advisor the responsibility to vote proxies relating to portfolio securities held by the Fund. In deciding to delegate this responsibility to the Advisor, the Board reviewed and approved the policies and procedures adopted by the Advisor. These included the procedures that the Advisor follows when a vote presents a conflict between the interests of the Fund and its shareholders and the Advisor, its affiliates, its other clients or other persons.

The Advisor’s policy is to vote all proxies for Fund securities in a manner considered by the Advisor to be in the best interest of the Fund and their shareholders without regard to any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor examines each proposal and votes against the proposal, if, in its judgment, approval or adoption of the proposal would be expected to impact adversely the current or potential market value of the issuer’s securities. The Advisor also examines each proposal and votes the proxies against the proposal, if, in its judgment, the proposal would be expected to affect adversely the best interest of the Fund. The Advisor determines the best interest of the Fund in light of the potential economic return on the Fund’s investment.

The Advisor seeks to address potential material conflicts of interest by having predetermined voting guidelines. For those proposals that require special consideration or in instances where special circumstances may require varying from the predetermined guideline, the Advisor’s Proxy Committee determines the vote in the best interest of the Fund, without consideration of any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor’s Proxy Committee is composed of representatives of the Advisor’s equity investments, equity research, compliance, legal and fund administration functions. In addition to the responsibilities described above, the Proxy Committee has the responsibility to review, on a semi-annual basis, the Advisor’s proxy voting policies to ensure consistency with internal and regulatory agency policies and to develop additional predetermined voting guidelines to assist in the review of proxy proposals.

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The Proxy Committee may vary from a predetermined guideline if it determines that voting on the proposal according to the predetermined guideline would be expected to impact adversely the current or potential market value of the issuer’s securities or to affect adversely the best interest of the Fund. References to the best interests of the Fund refer to the interest of the Fund in terms of the potential economic return on the client’s investment. In determining the vote on any proposal, the Proxy Committee does not consider any benefit other than benefits to the Fund. A member of the Proxy Committee is prohibited from voting on any proposal for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal. Persons making recommendations to the Proxy Committee or its members are required to disclose to the Committee any relationship with a party making a proposal or other matter known to the person that would create a potential conflict of interest.

The Advisor has retained Glass-Lewis & Co., a third-party vendor, to implement its proxy voting process. Glass-Lewis & Co. provides proxy analysis, record keeping services and vote disclosure services.

Information regarding how the Columbia Funds (except certain Columbia Funds that do not invest in voting securities) voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 will be available by August 31 of this year free of charge: (i) through the Columbia Funds website at www.columbiafunds.com; and (ii) on the SEC’s website at www.sec.gov. For a copy of the Advisor’s policies and procedures that are used to determine how to vote proxies relating to portfolio securities held by the Columbia Funds, see Appendix B to this SAI.

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FUND GOVERNANCE

The Board

Responsibilities

The Board oversees the Trust and the Fund. The Trustees have a fiduciary duty to protect shareholders’ interests when supervising and overseeing the management and operations of the Trust and have the responsibility of assuring that the Trust’s Funds are managed in the best interests of shareholders. The following table provides basic information about the Trustees as of the date of this SAI, including their principal occupations during the past five years, although their specific titles may have varied over the period. The mailing address of each Trustee is: c/o Columbia Management Advisors, LLC, One Financial Center, Mail Stop MA5-515-11-05, Boston, MA 02111.

Independent Trustee Biographical Information

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected to a Board in the Columbia Funds Complex	Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee
Thomas C. Theobald (Born 1937) Trustee and Chairman of the Board	1996	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September 2004; Managing Director, William Blair Capital Partners (private equity investing) from September 1994 to September 2004	68	Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services); and Ambac Financial Group (financial guaranty insurance)

John D. Collins* (Born 1938) Trustee	2007	Retired. Consultant, KPMG, LLP (July 1999 to June 2000); Partner, KPMG, LLP (March 1962 to June 1999)	1995	Mrs. Fields Famous Brands LLC (consumer products); Suburban Propane Partners, L.P.; and Montpelier Re

Rodman L. Drake* (Born 1943) Trustee	2007	Co-Founder of Baringo Capital LLC (private equity) (since 2002); President, Continuation Investments Group, Inc. (1997 to 2001)	1995	Parsons Brinckerhoff, Inc.; Jackson Hewitt Tax Service Inc.; Crystal River Inc.; Student Loan Corporation; Celgene Corporation; and Apex Silver Mines Ltd.

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Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected to a Board in the Columbia Funds Complex	Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee
Douglas A. Hacker (Born 1955) Trustee	1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines (airline) from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	68	Nash Finch Company (food distributor); and Aircastle Limited (aircraft leasing)

Morrill Melton Hall, Jr.* (Born 1944) Trustee	2007	Chairman (since 1984) and Chief Executive Officer (since 1991), Comprehensive Health Services, Inc. (health care management and administration)	1995	None

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Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected to a Board in the Columbia Funds Complex	Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee
Janet Langford Kelly (Born 1957) Trustee	1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September, 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004; Executive Vice President — Corporate Development and Administration, General Counsel and Secretary, Kellogg Company (food manufacturer) from September 1999 to August 2003	68	None

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Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected to a Board in the Columbia Funds Complex	Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee
Richard W. Lowry (Born 1936) Trustee	1995	Private Investor since August 1987 (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation (building products manufacturer) until 1987)	68	Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Charles R. Nelson (Born 1942) Trustee	1981	Professor of Economics, University of Washington since January 1976; Ford and Louisa University of Washington Van Voorhis Professor of Political Economy, University of Washington, since September 1993; Director, Institute for Economic Research, University of Washington from September 2001 to June 2003; Adjunct Professor of Statistics, University of Washington since September 1980; Associate Editor, Journal of Money Credit and Banking since September 1993; consultant on econometric and statistical matters	68	None

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Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected to a Board in the Columbia Funds Complex	Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee
John J. Neuhauser (Born 1943) Trustee	1985	President, Saint Michael’s College, since August 2007; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005	68	Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Jonathan Piel* (Born 1938) Trustee	2007	Cable television producer and website designer; Editor, Scientific American (1984-1986), and Vice President, Scientific American Inc., (1986-1994); Director, National Institute of Social Sciences; Member Advisory Board, The Stone Age Institute, Bloomington, Indiana	1995	Member, Board of Directors, National Institute of Social Sciences; and Member, Advisory Board, The Stone Age Institute (research institute that explores the affect of technology on human evolution)

Patrick J. Simpson (Born 1944) Trustee	2000	Partner, Perkins Coie L.L.P. (law firm)	68	None

Thomas E. Stitzel (Born 1936) Trustee	1998	Business Consultant since 1999; Chartered Financial Analyst	68	None

Anne-Lee Verville (Born 1945) Trustee	1998	Retired since 1997 (formerly General Manager, Global Education Industry, IBM Corporation (computer and technology) from 1994 to 1997)	68	None

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Interested Trustee Biographical Information

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected to a Board in the Columbia Funds Complex	Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee
William E. Mayer ** (Born 1940) Trustee	1994	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business, University of Maryland from 1992 to 1997	68	Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); and Reader’s Digest (publishing)

*	Messrs. Drake, Hall, Piel and Collins have served as directors/trustees of the Excelsior Funds since 1996, 2000, 1996 and 2005, respectively. The Excelsior Funds consist of 27 portfolios managed by affiliates of Columbia Management Advisors, LLC. Effective December 11, 2007, the Board elected Messrs. Drake, Hall, Piel and Collins as Trustees of the Trust.
**	Mr. Mayer is an “interested person” (as defined in the 1940 Act) of the Columbia Funds by reason of his affiliation with WR Hambrecht + Co., a registered broker/dealer that may execute portfolio transactions for or engage in principal transactions with the Funds or other funds or accounts advised/managed by the Advisor or other Bank of America affiliates.

Standing Committees

The Trust has several standing committees, including the Audit Committee, the Governance Committee, the Advisory Fees & Expenses Committee, the Compliance Committee and the Investment Oversight Committees.

Ms. Verville and Messrs. Hacker, Collins and Stitzel are members of the Audit Committee. The Audit Committee’s functions include making recommendations to the Board regarding the selection and performance of the independent registered public accounting firm, and reviewing matters relative to accounting and auditing practices and procedures, accounting records and the internal accounting controls of the Funds and certain service providers. For the fiscal year ended November 30, 2007, the Audit Committee met 11 times.

Messrs. Lowry, Mayer, Simpson, Drake and Theobald are members of the Governance Committee. The Governance Committee’s functions include recommending to the Board nominees for independent Trustee positions and for appointments to various committees, performing periodic evaluations of the effectiveness of the Board, reviewing and recommending to the Board policies and practices to be followed in carrying out the Trustees’ duties and responsibilities and reviewing and making recommendations to the Board regarding the compensation of the Trustees who are not affiliated with the Advisor. For the fiscal year ended November 30, 2007, the Governance Committee met 4 times.

The Governance Committee will consider nominees for Trustee recommended by shareholders provided that such recommendations are submitted by the date disclosed in a Fund’s proxy statement and otherwise comply with applicable securities laws, including Rule 14a-8 under the 1934 Act. Such shareholder recommendations must be in writing and should be sent to the attention of the Governance Committee in care of the Fund at One Financial Center, Boston, MA 02111-2621. Shareholder recommendations should include the proposed nominee’s biographical information (including business experience for the past ten years) and a description of the qualifications of the proposed nominee, along with a statement from the proposed nominee that he or she is willing to serve and meets the requirements to be a disinterested Trustee, if applicable.

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Ms. Kelly and Messrs. Mayer, Nelson, Piel and Neuhauser are members of the Advisory Fees & Expenses Committee. The Advisory Fees & Expenses Committee’s functions include reviewing and making recommendations to the Board as to contracts requiring approval of a majority of the Independent Trustees and as to any other contracts that may be referred to the Advisory Fees & Expenses Committee by the Board. For the fiscal year ended November 30, 2007, the Advisory Fees & Expenses Committee met 8 times.

Mses. Kelly and Verville, and Messrs. Nelson, Simpson, Hall and Stitzel are members of the Compliance Committee. The Compliance Committee’s functions include providing oversight of the compliance monitoring processes and controls regarding the Funds. The Committee uses legal, regulatory and internal rules, policies, procedures and standards other than those relating to accounting matters and oversight of compliance by the Advisor, Distributor and Transfer Agent. For the fiscal year ended November 30, 2007, the Compliance Committee met 7 times.

Each Trustee also serves on an Investment Oversight Committee (IOC). Each IOC is responsible for monitoring, on an ongoing basis, a select group of funds in the Columbia Funds Complex and gives particular consideration to such matters as each Fund’s adherence to their investment mandates, historical performance, changes in investment processes and personnel, and proposed changes to investment objectives. Investment personnel who manage the Funds attend IOC meetings from time to time to assist each IOC in its review of the Funds. Each IOC meets six times a year, as each did for the fiscal year ended November 30, 2007. The following are members of the respective IOCs and the general categories of funds in the Columbia Funds Complex which they review:

IOC #1: Messrs. Lowry, Mayer, Hall and Neuhauser are responsible for reviewing funds in the following asset categories: Large Growth Diversified, Large Growth Concentrated, Foreign Stock, Money Market, Fixed Income — Core, Taxable Fixed Income, and Municipal.

IOC #2: Messrs. Hacker and Collins and Ms. Verville are responsible for reviewing funds in the following asset categories: Municipal, Large Value, Mid CapValue, Asset Allocation, Outside Managed, Specialty Equity, Fixed Income — Multi Sector and Taxable Fixed Income.

IOC #3: Messrs. Theobald, Piel and Stitzel and Ms. Kelly are responsible for reviewing funds in the following asset categories: Municipal, Small Growth, Small Value, High Yield, Real Estate and Taxable Fixed Income.

IOC #4: Messrs. Nelson, Drake and Simpson are responsible for reviewing funds in the following asset categories: Municipal, Large/Multi-Cap Blend, Mid Cap Growth, Small Growth, Asset Allocation, Specialty Equity and Taxable Fixed Income.

Compensation

Trustees are compensated for their services to the Columbia Funds Family on a complex-wide basis, as shown in the table below.

Independent Trustee Compensation for the Fiscal Year Ended November 30, 2007 and the Calendar Year Ended December 31, 2007

Name of Trustee	Aggregate Compensation from the Fund for the Fiscal Year ended November 30, 2007(a)	Total Compensation from the Columbia Funds Complex Paid to Independent Trustees for the Calendar Year ended December 31, 2007(a)
Thomas C. Theobald	$10,603.00	$185,000.00
John D. Collins	$256.00	$150,666.00
Rodman L. Drake	$256.00	$164,038.00
Douglas A. Hacker	$11,772.00	$203,500.00
Morrill Melton Hall, Jr	$256.00	$137,296.00

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Name of Trustee	Aggregate Compensation from the Fund for the Fiscal Year ended November 30, 2007(a)	Total Compensation from the Columbia Funds Complex Paid to Independent Trustees for the Calendar Year ended December 31, 2007(a)
Janet Langford Kelly	$11,088.00	$195,000.00
Richard W. Lowry	$9,588.00	$168,500.00
Charles R. Nelson	$11,088.00	$195,000.00
John J. Neuhauser	$10,840.00	$190,500.00
Jonathan Piel	$256.00	$137,296.00
Patrick J. Simpson	$8,536.00	$186,000.00
Thomas E. Stitzel	$7,001.00	$195.500.00
Anne-Lee Verville	$11,850.00	$205,500.00

(a)	All Trustees receive reimbursements for reasonable expenses related to their attendance at meetings of the Board, which are not included in the amounts shown.

Interested Trustee Compensation for the Fiscal Year Ended November 30, 2007 and the Calendar Year Ended December 31, 2007

Name of Trustee	Aggregate Compensation from the Fund for the Fiscal Year ended November 30, 2007(a)	Total Compensation from the Columbia Funds Complex Paid to Interested Trustees for the Calendar Year ended December 31, 2007(a)
William E. Mayer	$10,491.00	$186,500

(a)	All Trustees receive reimbursements for reasonable expenses related to their attendance at meetings of the Board, which are not included in the amounts shown.

Columbia Funds Deferred Compensation Plan

Under the terms of the Deferred Fee Agreement (the Deferred Compensation Plan), each eligible Trustee may elect, on an annual basis, to defer all or a portion of compensation payable to him or her for service as Trustee for that calendar year (expressly, a Trustee may elect to defer his/her annual retainer, his/her attendance fees, or both components, which together comprise total compensation for service). Fees deferred by a Trustee are credited to a book reserve account (the Deferral Account), the value of which is derived from the rate of return of one or more Columbia Funds selected by the Trustee (with accruals to the Deferral Account beginning at such time as a Trustee’s fund elections having been established, and fees for service having been paid into such account, and terminating at such time as when proceeds become payable to such Trustee under the Deferred Compensation Plan). Trustees may change their fund elections only in accordance with the provisions of the Deferred Compensation Plan.

Distributions from a Trustee’s Deferral Account will be paid by check, generally in lump sum or in annual installments. Payments made in annual installments are disbursed over a period of up to ten years, following such time as a Trustee may qualify to receive such payments. If a deferring Trustee dies prior to or after the commencement of the disbursement of amounts accrued in his/her Deferral Account, the balance of the account will be distributed to his/her designated beneficiary either in lump sum or in annual payments as established by such Trustee himself/herself, his/her beneficiary or his/her estate. Amounts payable under the Deferred Compensation Plan are not funded or secured in any way, and deferring Trustees have the status of unsecured creditors of the selected portfolios.

Beneficial Equity Ownership

As of the date of this SAI, the Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of each class of shares of each Fund. The table below shows, for each Trustee, the amount of Fund equity

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securities beneficially owned by the Trustee and the aggregate value of all investments in equity securities of the Columbia Funds Family, stated as one of the following ranges: A = $0; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.

Independent Trustee Ownership for the Calendar Year Ended December 31, 2007

Trustee	Dollar Range of Equity Securities in the Fund		Aggregate Dollar Range of Equity Securities in all Funds in the Columbia Funds Family
Thomas C. Theobald	$	A	$ E
John D. Collins	$	A	$ E
Rodman L. Drake	$	A	$ E
Douglas A. Hacker	$	A	$ E
Morrill Melton Hall, Jr	$	A	$ E
Janet Langford Kelly	$	A	$ E
Richard W. Lowry	$	A	$ E
Charles R. Nelson	$	A	$ E
John J. Neuhauser	$	E	$ E
Jonathan Piel	$	A	$ E
Patrick J. Simpson	$	A	$ E
Thomas E. Stitzel	$	A	$ E
Anne-Lee Verville	$	A	$ E*

*	Includes the value of compensation payable under the Deferred Compensation Plan that is determined as if the amount deferred had been invested, as of the date of deferral, in shares of one or more funds in the Columbia Funds Complex as specified by MS.Verville.

Interested Trustee Ownership for the Calendar Year Ended December 31, 2007

Trustee	Dollar Range of Equity Securities in the Fund		Aggregate Dollar Range of Equity Securities in all Funds in the Columbia Funds Family
William E. Mayer	$	A	$ A

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The Officers

The following table provides basic information about the Officers of the Trust as of the date of this SAI, including their principal occupations during the past five years, although their specific titles may have varied over the period. The mailing address of each Officer is: c/o Columbia Management Advisors, LLC, One Financial Center, Mail Stop MA5-515-11-05, Boston, MA 02110.

Officer Biographical Information

Name, Year of Birth and Address	Position with the Trust	Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
Christopher L. Wilson (Born 1957)	President	2004	President — Columbia Funds, since October 2004; Managing Director — Columbia Management Advisors, LLC, since September 2005; Senior Vice President — Columbia Management Distributors, Inc., since January 2005; Director — Columbia Management Services, Inc., since January 2005; Director — Bank of America Global Liquidity Funds, plc and Banc of America Capital Management (Ireland), Limited, since May 2005; Director — FIM Funding, Inc., since January 2005; President and Chief Executive Officer — CDC IXIS AM Services, Inc. (investment management), from September 1998 through August 2004; and a senior officer or director of various other Bank of America affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959)	Senior Vice President, Secretary and Chief Legal Officer	2006	Associate General Counsel, Bank of America since April 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April 2005.

J. Kevin Connaughton (Born 1964)	Senior Vice President, Chief Financial Officer and Treasurer	2000	Treasurer — Columbia Funds, since October 2003; Treasurer — the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000 — December 2006; Vice President — Columbia Management Advisors, LLC, since April 2003; President — Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer — Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004 — Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

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Name, Year of Birth and Address	Position with the Trust	Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
Linda J. Wondrack (Born 1964)	Senior Vice President and Chief Compliance Officer	2007	Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969)	Chief Accounting Officer and Assistant Treasurer	2004	Director of Fund Administration since January 2006; Managing Director of the Advisor, September 2004 to December 2005; Vice President Fund Administration June 2002 to September 2004.

Stephen T. Welsh (Born 1957)	Vice President	1996	President, Columbia Management Services, Inc. since July 2004; Senior Vice President and Controller, Columbia Management Services, Inc. prior to July 2004.

Jeffrey R. Coleman (Born 1969)	Deputy Treasurer	2004	Director of Fund Administration since January 2006; Fund Controller from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August 2000 to September 2004.

Joseph F. DiMaria (Born 1968)	Deputy Treasurer	2004	Director of Fund Administration since January 2006; Head of Tax/Compliance and Assistant Treasurer from November 2004 to December 2005; Director of Trustee Administration (Sarbanes-Oxley) from May 2003 to October 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July 2000 to April 2003.

Marybeth C. Pilat (Born 1968)	Deputy Treasurer	2007	Vice President, Mutual Fund Valuation of the Advisor since January 2006; Vice President, Mutual Fund Accounting Oversight of the Advisor prior to January 2006.

Kathryn Dwyer-Thompson (Born 1967)	Assistant Treasurer	2006	Vice President, Mutual Fund Accounting Oversight of the Advisor since December 2004; Vice President, State Street Corporation (financial services) prior to December 2004.

Philip N. Prefontaine (Born 1948)	Assistant Treasurer	2006	Vice President, Mutual Fund Reporting of the Advisor since November 2004; Assistant Vice President of CDC IXIS Asset Management Services, Inc. (investment management) prior to November 2004.

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Name, Year of Birth and Address	Position with the Trust	Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years

Keith E. Stone (Born 1974)	Assistant Treasurer	2006	Vice President, Trustee Reporting of the Advisor since September 2003; Manager, Investors Bank & Trust Company (financial services) from December 2002 to September 2003; Audit Senior, Deloitte & Touche, LLP (independent registered public accounting firm) prior to December 2002.

Barry S. Vallan (Born 1969)	Controller	2006	Vice President-Fund Treasury of the Advisor since October 2004; Vice President-Trustee Reporting from April 2002 to October 2004; Management Consultant, PricewaterhouseCoopers (independent registered public accounting firm) prior to October 2002.

Peter T. Fariel (Born 1957)	Assistant Secretary	2006	Associate General Counsel, Bank of America since April 2005; Partner, Goodwin Procter LLP (law firm) prior to April 2005.

Nicholas J. Kolokithas (Born 1972)	Assistant Secretary	2007	Assistant General Counsel, Bank of America since March 2007; Vice President and Counsel, Deutsche Asset Management (investment management) from October 2005 to March 2007; Associate, Dechert LLP (law firm) from June 2000 to September 2005.

Julie B. Lyman (Born 1970)	Assistant Secretary	2007	Assistant General Counsel, Bank of America since October 2006; Associate, Kirkpatrick & Lockhart Nicholson Graham LLP (law firm) from April 2004 to October 2006; Counsel & Assistant Vice President, CDC IXIS Asset Management Services, Inc. (investment management) in and prior to April 2004.

Ryan C. Larrenaga (Born 1970)	Assistant Secretary	2005	Assistant General Counsel, Bank of America since March 2005; Associate, Ropes & Gray LLP (law firm) from 1998 to February 2005.

Julian Quero (Born 1967)	Assistant Treasurer	2003	Senior Compliance Manager of the Advisor since April 2002.

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BROKERAGE ALLOCATION AND OTHER PRACTICES

General Brokerage Policy, Brokerage Transactions and Broker Selection

Subject to policies established by the Board, the Advisor (or the investment sub-advisor(s) who make the day-to-day investment decisions for the Fund, as applicable) is responsible for decisions to buy and sell securities for the Fund, for the selection of broker/dealers, for the execution of the Fund’s securities transactions and for the allocation of brokerage commissions in connection with such transactions. The Advisor’s primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. Purchases and sales of securities on a securities exchange are effected through brokers who charge negotiated commissions for their services. Orders may be directed to any broker to the extent and in the manner permitted by applicable law.

In the over-the-counter market, securities generally are traded on a “net” basis with dealers acting as principals for their own accounts without stated commissions, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are bought at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter’s “concession” or “discount.” On occasion, certain money market instruments may be bought directly from an issuer, in which case no commissions or discounts are paid.

The Fund are affiliated with the NYSE specialist firm Fleet Specialist, Inc. In order to ensure that markets are fair, orderly and competitive, NYSE specialist firms are responsible for maintaining a liquid and continuous two-sided auction market by acting as both an agent and a principal. Specialists are entrusted to hold the interests of customer orders above the specialist’s own interests, and will buy and sell securities as principal when such transactions are necessary to minimize imbalances between supply and demand. Fleet Specialist, Inc. may make a market in certain securities held by the Fund.

In placing orders for portfolio securities of the Fund, the Advisor gives primary consideration to obtaining the best net prices and most favorable execution. This means that the Advisor will seek to execute each transaction at a price and commission, if any, which provides the most favorable total cost or proceeds reasonably attainable in the circumstances. In seeking such execution, the Advisor will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including, without limitation, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker/dealer, the reputation, reliability, experience and financial condition of the broker/dealer, the value and quality of the services rendered by the broker/dealer in this instance and other transactions and the reasonableness of the spread or commission, if any. Research services received from broker/dealers supplement the Advisor’s own research and may include the following types of information: statistical and background information on industry groups and individual companies; forecasts and interpretations with respect to U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on political developments; Fund management strategies; performance information on securities and information concerning prices of securities; and information supplied by specialized services to the Advisor and to the Board with respect to the performance, investment activities and fees and expenses of other mutual funds. Such information may be communicated electronically, orally or in written form. Research services also may include the arranging of meetings with management of companies and the provision of access to consultants who supply research information.

The outside research is useful to the Advisor since, in certain instances, the broker/dealers utilized by the Advisor may follow a different universe of securities issuers and other matters than those that the Advisor’s staff can follow. In addition, this research provides the Advisor with a different perspective on financial markets, even if the securities research obtained relates to issues followed by the Advisor. Research services that are provided to the Advisor by broker/dealers are available for the benefit of all accounts managed or advised by the Advisor.

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In some cases, the research services are available only from the broker/dealer providing such services. In other cases, the research services may be obtainable from alternative sources. The Advisor is of the opinion that because the broker/dealer research supplements rather than replaces the Advisor’s own research, the receipt of such research does not tend to decrease the Advisor’s expenses, but tends to improve the quality of its investment advice. However, to the extent that the Advisor would have bought any such research services had such services not been provided by broker/dealers, the expenses of such services to the Advisor could be considered to have been reduced accordingly. Certain research services furnished by broker/dealers may be useful to the clients of the Advisor other than the Fund. Conversely, any research services received by the Advisor through the placement of transactions of other clients may be of value to the Advisor in fulfilling its obligations to the Fund. The Advisor is of the opinion that this material is beneficial in supplementing its research and analysis; and, therefore, it may benefit the Trust by improving the quality of the Advisor’s investment advice. The advisory fees paid by the Trust are not reduced because the Advisor receives such services.

Under Section 28(e) of the 1934 Act, the Advisor shall not be “deemed to have acted unlawfully or to have breached its fiduciary duty” solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of Section 28(e), the Advisor must make a good faith determination that the commissions paid are “reasonable in relation to the value of the brokerage and research services provided by such member, broker, or dealer, viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion.” Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker/dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Some broker/dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by the Advisor’s clients, including the Fund.

Commission rates are established pursuant to negotiations with broker/dealers based on the quality and quantity of execution services provided by broker/dealers in light of generally prevailing rates. On exchanges on which commissions are negotiated, the cost of transactions may vary among different broker/dealers. Transactions on foreign stock exchanges involve payment of brokerage commissions that generally are fixed. Transactions in both foreign and domestic over-the-counter markets generally are principal transactions with dealers, and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Advisor, where possible, will deal directly with dealers who make a market in the securities involved, except in those circumstances in which better prices and execution are available elsewhere.

In certain instances there may be securities that are suitable for the Fund as well as for one or more of the other clients of the Advisor. Investment decisions for the Fund and for the Advisor’s other clients are made with the goal of achieving their respective investment objectives. A particular security may be bought or sold for only one client even though it may be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when a number of accounts receive investment advice from the same investment advisor, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are engaged simultaneously in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. In some cases, this policy could have a detrimental effect on the price or volume of the security in a particular transaction that may affect the Fund.

The Fund may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Fund will engage in this practice, however, only when the Advisor, in its sole discretion, believes such practice to be otherwise in the Fund’s interests.

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The Trust will not execute portfolio transactions through, or buy or sell portfolio securities from or to, the Distributor, the Advisor, the Administrator or their affiliates acting as principal (including repurchase and reverse repurchase agreements), except to the extent permitted by applicable law, regulation or order. However, the Advisor is authorized to allocate buy and sell orders for portfolio securities to certain broker/dealers and financial institutions, including, in the case of agency transactions, broker/dealers and financial institutions that are affiliated with Bank of America. To the extent that the Fund executes any securities trades with an affiliate of Bank of America, the Fund does so in conformity with Rule 17e-1 under the 1940 Act and the procedures that the Fund has adopted pursuant to the rule. In this regard, for each transaction, the Board will determine that: (i) the transaction resulted in prices for and execution of securities transactions at least as favorable to the particular Fund as those likely to be derived from a non-affiliated qualified broker/dealer; (ii) the affiliated broker/dealer charged the Fund commission rates consistent with those charged by the affiliated broker/dealer in similar transactions to clients comparable to the Fund and that are not affiliated with the broker/dealer in question; and (iii) the fees, commissions or other remuneration paid by the Fund did not exceed 2% of the sales price of the securities if the sale was effected in connection with a secondary distribution, or 1% of the purchase or sale price of such securities if effected in other than a secondary distribution.

Certain affiliates of Bank of America, such as its subsidiary banks, may have deposit, loan or commercial banking relationships with the corporate users of facilities financed by industrial development revenue bonds or private activity bonds bought by certain of the Columbia Funds. Bank of America or certain of its affiliates may serve as trustee, custodian, tender agent, guarantor, placement agent, underwriter, or in some other capacity, with respect to certain issues of securities. Under certain circumstances, the Fund may buy securities from a member of an underwriting syndicate in which an affiliate of Bank of America is a member. The Trust has adopted procedures pursuant to Rule 10f-3 under the 1940 Act, and intends to comply with the requirements of Rule 10f-3, in connection with any purchases of municipal securities that may be subject to Rule 10f-3.

Given the breadth of the Advisor’s investment management activities, investment decisions for the Fund are not always made independently from those for other funds, or other investment companies and accounts advised or managed by the Advisor. When a purchase or sale of the same security is made at substantially the same time on behalf of one or more of the Columbia Funds and another investment portfolio, investment company or account, the transaction will be averaged as to price and available investments allocated as to amount in a manner which the Advisor believes to be equitable to the Fund and such other funds, investment portfolio, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the Advisor may aggregate the securities to be sold or bought for the Fund with those to be sold or bought for other funds, investment portfolios, investment companies, or accounts in executing transactions.

See Investment Advisory and Other Services — Other Roles and Relationships of Bank of America and its Affiliates — Certain Conflicts of Interest for more information about these and other conflicts of interest.

Brokerage Commissions

The following table describes the types and amounts of brokerage commissions paid by the Fund during its three most recently completed fiscal years. In certain instances the Fund may pay brokerage commissions to broker/dealers that are affiliates of Bank of America. As indicated above, all such transactions involving the payment of brokerage commissions to affiliates are done in compliance with Rule 17e-1 under the 1940 Act.

Aggregate Brokerage Commissions Paid by the Fund

Fund	Fiscal Year Ended November 30, 2007	Fiscal Year Ended November 30, 2006	Fiscal Year Ended November 30, 2005
Tax-Exempt Fund	$0	$0	$0

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The Funds paid no brokerage commissions to affiliated broker/dealers for the fiscal years ended November 30, 2005, 2006 and 2007.

Directed Brokerage

The Fund or the Advisor, through an agreement or understanding with a broker/dealer, or otherwise through an internal allocation procedure, may direct, subject to applicable legal requirements, the Fund’s brokerage transactions to a broker/dealer because of the research services it provides the Funds or the Advisor.

During the fiscal year ended November 30, 2007, no Fund directed brokerage transactions.

Securities of Regular Broker/Dealers

In certain cases, the Fund, as part of their principal investment strategies, or otherwise as a permissible investment, will invest in the common stock or debt obligations of the regular broker/dealers that the Advisor uses to transact brokerage for the Columbia Funds Family.

As of November 30, 2007, the Fund owned securities of its “regular brokers or dealers” or their parents, as defined in Rule 10b-1 under the 1940 Act, as shown in the table below.

Investments in Securities of Regular Broker/Dealers as of November 30, 2007

Fund	Broker/Dealer	Dollar Amount of Securities Held
Tax-Exempt Fund	N/A	—

Additional Shareholder Servicing Payments

The Fund, along with the Transfer Agent and/or the Distributor may pay significant amounts to financial intermediaries (as defined below), including other Bank of America affiliates, for providing the types of services that would typically be provided directly by a mutual fund’s transfer agent. The level of payments made to financial intermediaries may vary. A number of factors may be considered in determining payments to a financial intermediary, including, without limitation, the nature of the services provided to shareholders or retirement plan participants that invest in the Fund through retirement plans. These services may include sub-accounting, sub-transfer agency or similar recordkeeping services, shareholder or participant reporting, shareholder or participant transaction processing, and/or the provision of call center support (additional shareholder services). These payments for shareholder servicing support vary by financial intermediary but generally are not expected, with certain limited exceptions, to exceed 0.35% of the average aggregate value of the Fund’s shares in the program on an annual basis for those classes of shares that pay a service fee pursuant to a Rule 12b-1 Plan, and 0.45% of the average aggregate value of the Fund’s shares in the program on an annual basis for those classes of shares that do not pay a service fee pursuant to a Rule 12b-1 Plan. The Board has authorized the Fund to pay up to 0.15% of the average aggregate value of the Fund’s shares. Such payments will be made by the Fund to the Transfer Agent who will in turn make payments to the financial intermediary for the provision of such additional shareholder services. The Fund’s Transfer Agent, Distributor or their affiliates will pay, from its or their own resources, amounts in excess of the amount paid by the Fund to financial intermediaries in connection with the provision of these additional shareholder services and other services.

For purposes of this section the term “financial intermediary” includes any broker/dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with the Distributor and other Bank of America affiliates.

The Fund also may make additional payments to financial intermediaries that charge networking fees for certain services provided in connection with the maintenance of shareholder accounts through the NSCC.

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In addition, the Distributor and other Bank of America affiliates may make lump sum payments to selected financial intermediaries receiving shareholder servicing payments in reimbursement of printing costs for literature for participants, account maintenance fees or fees for establishment of the Fund on the financial intermediary’s system or other similar services.

As of the date of this SAI, the Distributor and/or other Bank of America affiliates had agreed to make shareholder servicing payments to the financial intermediaries or their affiliates shown below.

Recipients of Shareholder Servicing Payments from the Distributor and/or other Bank of America affiliates

•     ABR Retirement Plan Services, Inc.

•     Acclaim Benefits, Inc.

•     ACS HR Solutions LLC

•     ADP Retirement Services

•     American Century Investments

•     Ameriprise Financial Services, Inc.

•     AMG Service Corp.

•     AST Trust Company

•     Benefit Plan Administrators

•     Bisys Retirement Services

•     Ceridian Retirement Plan Services

•     Charles Schwab & Co.

•     Citigroup Global Markets Inc.

•     CitiStreet LLC

•     City National Bank

•     CNA Trust Corporation

•     Compensation & Capital Administrative Services, Inc.

•     CompuSys Erisa Group of Companies

•     Daily Access Concepts, Inc.

•     Digital Retirement Solutions

•     Edgewood Services, Inc.

•     E*Trade Group, Inc.

•     ExpertPlan

•     Fidelity Investments Institutional Operations Co.

•     Fiserv Trust Company

•     Great West Life & Annuity Co.

•     GWFS Equities, Inc.

•     Hartford Life Insurance Company

•     Hewitt Associates LLC

•     Invesmart, Inc.

•     John Hancock Life Insurance Company (USA)

•     John Hancock Life Insurance Company of
New York

•     JP Morgan Retirement Plan Services LLC

•     Lincoln Financial Group

•     Linsco/Private Ledger Corp.

•     M&T Securities, Inc.

•     Marquette Trust Company

•     Massachusetts Mutual Life Insurance Company

•     Matrix Settlement & Clearance Services

•     Mercer HR Services, LLC

•     Merrill Lynch, Pierce, Fenner & Smith Incorporated

•     Mid Atlantic Capital Corporation

•     National Deferred Compensation, Inc.

•     National Investor Services Corp.

•     Nationwide Investment Services

•     New York State Deferred Compensation, Inc.

•     NYLife Distributors LLC

•     PNC Advisors

•     Princeton Retirement Group

•     Principal Life Insurance Company

•     RBC Dain Rauscher Inc.

•     Robert W. Baird & Co., Inc.

•     Strong Funds Distributors, Inc.

•     The 401k Company

•     T. Rowe Price Group, Inc.

•     The Gem Group, L.P.

•     The Principal Financial Group

•     The Vanguard Group, Inc.

•     Unified Trust Company, N.A.

•     Wachovia Securities, LLC

•     Wells Fargo Bank, N.A.

•     Wells Fargo Funds Management, LLC

•     Wespac Plan Services, Inc.

•     Wilmington Trust Corporation

The Distributor and/or other Bank of America affiliates may enter into similar arrangements with other financial intermediaries from time to time. Therefore, the preceding list is subject to change at any time without notice.

Additional Financial Intermediary Payments

Financial intermediaries may receive different commissions, sales charge reallowances and other payments with respect to sales of different classes of shares of the Fund. These other payments may include servicing

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payments to retirement plan administrators and other institutions at rates up to those described above under Brokerage Allocation and Other Practices — Additional Shareholder Servicing Payments. For purposes of this section the term “financial intermediary” includes any broker/dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with the Distributor and other Bank of America affiliates.

The Distributor and other Bank of America affiliates may pay additional compensation to selected financial intermediaries, including other Bank of America affiliates, under the categories described below. These categories are not mutually exclusive, and a single financial intermediary may receive payments under all categories. A financial intermediary also may receive payments described above in Brokerage Allocation and Other Practices — Additional Shareholder Servicing Payments. These payments may create an incentive for a financial intermediary or its representatives to recommend or offer shares of the Fund to its customers. The amount of payments made to financial intermediaries may vary. In determining the amount of payments to be made, the Distributor and other Bank of America affiliates may consider a number of factors, including, without limitation, asset mix and length or relationship with the financial intermediary, the size of the customer/shareholder base of the financial intermediary, the manner in which customers of the financial intermediary make investments in the Fund, the nature and scope of marketing support or services provided by the financial intermediary (as described more fully below) and the costs incurred by the financial intermediary in connection with maintaining the infrastructure necessary or desirable to support investments in the Fund.

These additional payments by the Distributor and other Bank of America affiliates are made pursuant to agreements between the Distributor and other Bank of America affiliates and financial intermediaries, and do not change the price paid by investors for the purchase of a share, the amount the Fund will receive as proceeds from such sales or the distribution fees and expenses paid by the Fund as shown under the heading Fees and Expenses in the Fund’s prospectuses.

Marketing Support Payments

The Distributor and other Bank of America affiliates may make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing support services relating to the Columbia Funds, including, but not limited to, business planning assistance, educating financial intermediary personnel about the Fund and shareholder financial planning needs, placement on the financial intermediary’s preferred or recommended fund list or otherwise identifying the Fund as being part of a complex to be accorded a higher degree of marketing support than complexes not making such payments, access to sales meetings, sales representatives and management representatives of the financial intermediary, client servicing and systems infrastructure support. These payments are generally based upon one or more of the following factors: average net assets of the Columbia Funds distributed by the Distributor attributable to that financial intermediary, gross sales of the Columbia Funds distributed by the Distributor attributable to that financial intermediary, reimbursement of ticket charges (fees that a financial intermediary firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment.

While the financial arrangements vary for each financial intermediary, the marketing support payments to each financial intermediary generally are expected to be between 0.05% and 0.35% (between 0.03% and 0.12% in the case of the Money Market Funds) on an annual basis for payments based on average net assets of the Columbia Funds attributable to the financial intermediary, and between 0.10% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Columbia Funds (other than the Money Market Funds) attributable to the financial intermediary. The Distributor and other Bank of America affiliates may make payments in materially larger amounts or on a basis materially different from those described above when dealing with other affiliates of Bank of America. Such increased payments to the other Bank of America affiliate may enable the other Bank of America affiliate to offset credits that it may provide to its customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customer’s investment in a Columbia Fund.

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As of the date of this SAI, the Distributor and/or other Bank of America affiliates had agreed to make marketing support payments to the financial intermediaries or their affiliates shown below.

Recipients of Marketing Support Payments from the Distributor and/or other Bank of America affiliates

•     A.G. Edwards & Sons, Inc.

•     AIG Advisor Group

•     Ameriprise Financial Services, Inc.

•     AXA Advisors, LLC

•     Banc of America Securities LLC

•     Banc One Investment Group, LLC

•     Bank of America, N.A.

•     Bank of New York

•     Bear Stearns Securities Corporation

•     BMO Capital Markets Corp.

•     Brown Brothers Harriman & Co.

•     Chicago Mercantile Exchange

•     Citibank, N.A.

•     Citicorp Investment Services

•     Citigroup Global Markets Inc.

•     Commonwealth Financial Network

•     Custodial Trust Company

•     FAS Corp.

•     Fidelity Brokerage Services, Inc.

•     Genworth Financial, Inc.

•     Goldman, Sachs & Co.

•     Harris Corporation

•     Huntington Capital Corp.

•     ING Group

•     J.J.B. Hilliard, W.L. Lyons, Inc.

•     Lincoln Financial Advisors Corp.

•     Linsco/Private Ledger Corp.

•     Mellon Financial Markets, LLC

•     Merrill Lynch, Pierce, Fenner & Smith Incorporated

•     Money Market One

•     Morgan Stanley & Co. Incorporated.

•     National Financial Services LLC

•     Pershing LLC

•     PNC Bank, N.A.

•     Prudential Investment Management Services, LLC

•     Raymond James & Associates, Inc.

•     Raymond James Financial Services, Inc.

•     Security Benefit Life Insurance Company

•     SEI Investments Inc.

•     State Street Global Markets, LLC

•     SVB Securities

•     SunGard Institutional Brokerage Inc.

•     Sun Life Assurance Company of Canada

•     TIAA-CREF Life Insurance Company

•     Transamerica Corporation

•     UBS Financial Services Inc.

•     US Bank National Association

•     Wachovia Securities LLC

•     Webster Investment Services, Inc.

•     Wells Fargo Fund Management LLC

•     Wells Fargo Corporate Trust Services

The Distributor and/or other Bank of America affiliates may enter into similar arrangements with other financial intermediaries from time to time. Therefore, the preceding list is subject to change at any time without notice.

Other Payments

From time to time, the Distributor, from its own resources, may provide additional compensation to certain financial intermediaries that sell or arrange for the sale of shares of the Fund to the extent not prohibited by laws or the rules of any self-regulatory agency, such as the Financial Industry Regulatory Authority (FINRA). Such compensation provided by the Distributor may include financial assistance to financial intermediaries that enable the Distributor to participate in and/or present at financial intermediary-sponsored conferences or seminars, sales or training programs for invited registered representatives and other financial intermediary employees, financial intermediary entertainment and other financial intermediary-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, retention and due diligence trips. The Distributor makes payments for entertainment events it deems appropriate, subject to the Distributor’s internal guidelines and applicable law. These payments may vary depending upon the nature of the event.

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Your financial intermediary may charge you fees or commissions in addition to those disclosed in this SAI. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants may have a financial incentive for recommending a particular Fund or a particular share class over other funds or share classes. See Investment Advisory and Other Services — Other Roles and Relationships of Bank of America and its Affiliates — Certain Conflicts of Interest for more information.

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CAPITAL STOCK AND OTHER SECURITIES

Description of the Trust’s Shares

The Fund offers shares in the classes shown in the table below. Subject to certain limited exceptions discussed in the Fund’s prospectuses, the Fund may no longer be accepting new investments from current shareholders or prospective investors. The Fund, however, may at any time and without notice, offer any of these classes to the general public for investment.

The Trust’s Amended and Restated Declaration of Trust (Declaration of Trust) permits it to issue an unlimited number of full and fractional shares of beneficial interest of the Fund, without par value, and to divide or combine the shares of any series into a greater or lesser number of shares of the Fund without thereby changing the proportionate beneficial interests in the Fund and to divide such shares into classes. Each share of a class of the Fund represents an equal proportional interest in the Fund with each other share in the same class and is entitled to such distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Board. However, different share classes of the Fund pay different distribution amounts, because each share class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

Share Classes Offered by the Fund

Fund	Class A Shares	Class B Shares	Class C Shares	Class Z Shares
Tax-Exempt Fund	✓	✓	✓	✓

Restrictions on Holding or Disposing of Shares

There are no restrictions on the right of shareholders to retain or dispose of the Fund’s shares, other than the possible future termination of the Fund. The Fund may be terminated by reorganization into another mutual fund or by liquidation and distribution of their assets. Unless terminated by reorganization or liquidation, the Fund will continue indefinitely.

Shareholder Liability

The Trust is organized under Delaware law, which provides that shareholders of a statutory trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. Effectively, this means that a shareholder of the Fund will not be personally liable for payment of the Fund’s debts except by reason of his or her own conduct or acts. In addition, a shareholder could incur a financial loss on account of the Fund’s obligation only if the Fund had no remaining assets with which to meet such obligation. We believe that the possibility of such a situation arising is extremely remote.

Dividend Rights

The shareholders of the Fund are entitled to receive any dividends or other distributions declared for the Fund. No shares have priority or preference over any other shares of a Fund with respect to distributions. Distributions will be made from the assets of a Fund, and will be paid pro rata to all shareholders of the Fund (or class) according to the number of shares of the Fund (or class) held by shareholders on the record date. The amount of income dividends per share may vary between separate share classes of a Fund based upon differences in the way that expenses are allocated between share classes pursuant to a multiple class plan.

Voting Rights and Shareholder Meetings

The Trust is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes. The Trust voluntarily has undertaken to hold a shareholder meeting at which the Board would

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be elected at least every five years beginning in 2005. Each whole share (or fractional share) outstanding on the record date established in accordance with the Trust’s By-Laws shall be entitled to a number of votes on any matter on which it is entitled to vote equal to the net asset value of the share (or fractional share) in U.S. dollars determined at the close of business on the record date (for example, a share having a net asset value of $10.50 would be entitled to 10.5 votes).

The Trustees may fill any vacancies on the Board except that the Trustees may not fill a vacancy if, immediately after filling such vacancy, less than two-thirds of the Trustees then in office would have been elected to such office by the shareholders. In addition, at such times as less than a majority of the Trustees then in office have been elected to such office by the shareholders, the Trustees must call a meeting of shareholders. Trustees may be removed from office by a written consent signed by holders of a majority of the outstanding shares of the Trust or by a vote of the holders of a majority of the outstanding shares at a meeting duly called for the purpose. Except as otherwise disclosed in the Fund’s prospectuses and this SAI, the Trustees shall continue to hold office and may appoint their successors.

At any shareholders’ meetings that may be held, shareholders of all series would vote together, irrespective of series, on the election of Trustees, but each series would vote separately from the others on other matters, such as changes in the investment policies of that series or the approval of the management agreement for that series. Shares of the Fund and any other series of the Trust that may be in existence from time to time generally vote together except when required by law to vote separately by Fund or by class.

Liquidation Rights

In the event of the liquidation or dissolution of the Trust or the Fund, shareholders of the Fund are entitled to receive the assets attributable to the relevant class of shares of the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Board may determine.

Preemptive Rights

There are no preemptive rights associated with Fund shares.

Conversion Rights

Shareholders have the right, which is subject to change by the Board, to convert or “exchange” shares of one class for another. Such right is outlined and subject to certain conditions set forth in the Fund’s prospectuses.

Redemptions

The Fund’s dividend, distribution and redemption policies can be found in its prospectuses under the headings Buying, Selling and Exchanging Shares and Distributions and Taxes. However, the Board may suspend the right of shareholders to sell shares when permitted or required to do so by law, or compel sales of shares in certain cases.

Sinking Fund Provisions

The Trust has no sinking fund provisions.

Calls or Assessment

All Fund shares are issued in uncertificated form only, and when issued will be fully paid and non-assessable by the Trust.

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PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchase and Redemption

An investor may buy, sell and exchange shares in the Fund utilizing the methods, and subject to the restrictions, described in the Fund’s prospectuses. The following information supplements that which can be found in the Fund’s prospectuses.

The Fund has authorized one or more broker/dealers to accept buy and sell orders on the Fund’s behalf. These broker/dealers are authorized to designate other intermediaries to accept buy and sell orders on the Fund’s behalf. The Fund will be deemed to have received a buy or sell order when an authorized broker/dealer, or, if applicable, a broker/dealer’s authorized designee, accepts the order. Customer orders will be priced at the Fund’s net asset value next computed after they are accepted by an authorized broker/dealer or the broker’s authorized designee.

The Trust also may make payment for sales in readily marketable securities or other property if it is appropriate to do so in light of the Trust’s responsibilities under the 1940 Act.

Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment for shares during any period when (i) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (ii) the NYSE is closed for other than customary weekend and holiday closings; (iii) the SEC has by order permitted such suspension; (iv) an emergency exists as determined by the SEC. (The Fund may also suspend or postpone the recordation of the transfer of their shares upon the occurrence of any of the foregoing conditions).

The Trust has elected to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Fund is obligated to redeem shares, subject to the exceptions listed above, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

Front-End Sales Charge Waivers

The investors listed below can buy Class A shares or Class T shares without paying a front-end sales charge.

•	Employees of Bank of America (and its predecessors), its affiliates and subsidiaries.

•	Trustees of funds advised or administered by the Advisor.

•	Directors, officers and employees of the Advisor, the Distributor, and their respective successors, any investment sub-advisor and companies affiliated with the Advisor.

•	Insurance company separate accounts for the benefit of group retirement plans.

•	Registered representatives and employees of selling and servicing agents (including their affiliates) that are parties to dealer agreements or other sales arrangements with the Distributor.

•	Broker/dealers if purchases are in accordance with the internal policies and procedures of the employing broker/dealer and made for their own investment purposes.

•	Employees or partners of any service provider to the Columbia Funds.

•	Families of the parties listed above and their beneficial accounts. Family members include: spouses, parents, stepparents, legal guardians, children, stepchildren, father-in-laws and mother-in-laws.

•

Individuals receiving a distribution from a Bank of America trust, fiduciary, custodial or other similar account may use the proceeds of that distribution to buy Class A shares without paying a front-end sales charge, as long as the proceeds are invested in the funds within 90 days of the date of distribution.

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•	Registered broker/dealer firms that have entered into a dealer agreement with the Distributor may buy Class A shares without paying a front-end sales charge for their investment account only.

•	Banks, trust companies and thrift institutions, acting as fiduciaries.

•

Any shareholder who owned shares of any fund of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000 (when all of the then outstanding shares of Columbia Acorn Trust were re-designated Class Z shares) and who since that time has remained a shareholder of any Fund, may buy Class A shares of any Fund without paying a front-end sales charge in those cases where a Columbia Fund Class Z share is not available.

•

Galaxy Fund shareholders prior to December 1, 1995; and shareholders who (i) bought Galaxy Fund Prime A shares without paying a front-end sales charge and received Class A shares in exchange for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Prime A shares were originally bought.

•

(For Class T shares only) Shareholders who (i) bought Galaxy Fund Retail A shares at net asset value and received Class T shares in exchange for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Retail A shares were originally bought; and Boston 1784 Fund shareholders on the date that those funds were reorganized into Galaxy Funds.

•

Class A, Class E and Class T shares (Class E shares and Class T shares are not currently open to new investors) of certain funds may also be bought at reduced or no sales charge by clients of dealers, brokers or registered investment advisors that have entered into arrangements with the Distributor pursuant to which the funds are included as investments options in wrap fee accounts, other managed agency/asset allocation accounts or programs involving fee-based compensation arrangements, and by participants in certain retirement plans.

•	Certain pension, profit-sharing or other employee benefit plans offered to non-U.S. investors.

•

At the Fund’s discretion, front-end sales charges may be waived for shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Columbia Funds are a party.

Investors can also buy Class A shares without paying a sales charge if they buy the shares within 365 days of selling Class A shares of the same Fund. This reinstatement privilege allows investors to invest up to the amount of the sale proceeds. The reinstatement privilege does not apply to any shares bought through a previous reinstatement. The Transfer Agent, the Distributor or their agents must receive written reinstatement requests within 365 days after shares are sold.

Contingent Deferred Sales Charges (Class A, Class B, Class C and Class T Shares)

Shareholders won’t pay a CDSC on the following transactions:

Death: CDSCs may be waived on sales following the death of: (i) the sole shareholder on an individual account; (ii) a joint tenant where the surviving joint tenant is the deceased’s spouse; or (iii) the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account.

If the account is transferred to an account registered in the name of the deceased’s estate, the CDSC will be waived on any sale from the estate account. If the account is transferred to a new registration and then a sale is requested, the applicable CDSC will be charged.

Systematic Withdrawal Plan (SWP): CDSCs may be waived on sales occurring pursuant to a monthly, quarterly or semi-annual SWP established with the Transfer Agent, to the extent that the sales do not exceed, on an annual basis, 12% of the account’s value at the time that the SWP is established. Otherwise a CDSC will be

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charged on SWP sales until this requirement is met; this requirement does not apply if the SWP is set up at the time the account is established, and distributions are being reinvested.

Disability: CDSCs may be waived on sales after the sole shareholder on an individual account or a joint tenant on a joint tenant spousal account becomes disabled (as defined by Section 72(m)(7) of the Code). To be eligible for such a waiver: (i) the disability must arise after the purchase of shares; (ii) the disabled shareholder must have been under the age of 65 at the time of the initial determination of disability; and (iii) a letter from a physician must be signed under penalty of perjury stating the nature of the disability. If the account is transferred to a new registration and then shares are sold, the applicable CDSC will be charged.

Death of a trustee: CDSCs may be waived on sales occurring upon dissolution of a revocable living or grantor trust following the death of the sole trustee where: (i) the grantor of the trust is the sole trustee and the sole life beneficiary, and (ii) death occurs following the purchase, and (iii) the trust document provides for the dissolution of the trust upon the trustee’s death. If the account is transferred to a new registration (including that of a successor trustee), the applicable CDSC will be charged upon any subsequent sale.

Health savings accounts: CDSCs may be waived on shares sold by health savings accounts sponsored by third party platforms, including those sponsored by Bank of America affiliates.

Returns of excess contributions: CDSCs may be waived on sales required to return excess contributions made to retirement plans or individual retirement accounts, so long as the financial intermediary agrees to return the applicable portion of any commission paid by the Distributor.

Qualified retirement plans: CDSCs may be waived on shares sold by employee benefit plans created according to Section 403(b) of the Code and sponsored by a non-profit organization qualified under Section 501(c)(3) of the Code. To qualify for the waiver, the plan must be a participant in an alliance program that has signed an agreement with Columbia Funds or the Distributor.

Return of commission: CDSCs may be waived on shares sold by intermediaries that are part of the Columbia Funds selling group where the intermediary has entered into an agreement with Columbia Funds not to receive (or to return if received) all or any applicable portion of an upfront commission.

Non-U.S. investors: CDSCs may be waived on shares sold by or distributions from certain pension, profit-sharing or other employee benefit plans offered to non-US investors.

IRS Section 401 and 457: CDSCs may be waived on shares sold by certain pension, profit-sharing or other employee benefit plans established under Section 401 or 457 of the Code.

Medical payments: CDSC may be waived on shares sold for medical payments that exceed 7.5% of income, and distributions made to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least twelve weeks.

Shares liquidated by transfer agent: CDSC may be waived for shares sold under the Distributor’s right to liquidate a shareholder’s account, including but not limited to, instances where the aggregate net asset value of Class A, Class B or Class C shares held in the account is less than the minimum account size.

Plans of reorganization: At the Fund’s discretion, CDSC may be waived for shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the fund is a party.

A CDSC may be waived on the sale of Class C shares sold by a non-profit organization qualified under Section 501(c)(3) of the Code in connection with the Banc of America Capital Management Charitable Giving Program.

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Anti-Money Laundering Compliance

The Fund is required to comply with various anti-money laundering laws and regulations. Consequently, the Fund may request additional required information from you to verify your identity. Your application will be rejected if it does not contain your name, social security number, date of birth and permanent street address. If at any time the Fund believe a shareholder may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Fund may choose not to establish a new account or may be required to “freeze” a shareholder’s account. The Fund also may be required to provide a governmental agency with information about transactions that have occurred in a shareholder’s account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit the Fund to inform the shareholder that it has taken the actions described above.

Offering Price

The share price of the Fund is based on the Fund’s net asset value per share, which is calculated separately for each class of shares as of the close of regular trading on the NYSE (which is usually 4:00 p.m. Eastern time unless the NYSE closes earlier) on each day the Fund is open for business, unless the Board determines otherwise.

The value of the Fund’s portfolio securities for which a market quotation is available is determined in accordance with the Trust’s valuation procedures. In general terms, the valuation procedures provide that domestic exchange traded securities (other than NASDAQ listed equity securities) generally will be valued at their last traded sale prices as reported on the principal exchange where those securities are traded. If no sales of those securities are reported on a particular day on the principal exchange, the securities generally will be valued at the mean between the latest bid and asked prices as reported on the principal exchange where those securities are traded. Securities traded on a foreign securities exchange will generally be valued at their last sale prices on the exchange where the securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices (in the case of securities held long) or ask prices (in the case of securities held short) as reported by that exchange. Securities traded primarily on NASDAQ will generally be valued at the NASDAQ Official Closing Price (NOCP) (which is the last trade price at or before 4:00:02 p.m. (Eastern Time) adjusted up to NASDAQ’s best bid price if the last trade price is below such bid price or adjusted down to NASDAQ’s best ask price if the last trade price is above such ask price). If no NOCP is available, the security will generally be valued at the last sale price shown on NASDAQ prior to the calculation of the NAV of the Fund. If no sale price is shown on NASDAQ, the latest bid price will be used. If no sale price is shown and no latest bid price is available, the price will be deemed “stale” and the value will be determined in accordance with the Funds’ fair valuation procedures.

Securities not traded upon any exchange will generally be valued at the mean between the latest bid and asked prices based upon quotes furnished by the appropriate market makers. If quoted prices are unavailable or are believed to be inaccurate, market values will generally be determined based on quotes obtained from one or more broker(s) or dealer(s) or based on a price obtained from a reputable independent pricing service.

Financial futures will generally be valued at the latest reported sales price. Forward foreign currency contracts will generally be valued using market quotations from a widely used quotation system that reflects the current cost of covering or off-setting the contract. Exchange traded options will generally be valued at the latest reported sales price on their exchange. If there is no reported sale on the valuation date, the options will generally be valued at the mean between the latest bid and asked prices.

Over-the-counter derivatives will generally be valued at fair value in accordance with the Fund’s fair valuation procedures.

Repurchase agreements will generally be valued at a price equal to the amount of the cash invested in the repurchase agreement at the time of valuation. The market value of the securities underlying a repurchase

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agreement will be determined in accordance with the procedures above, as appropriate, for the purpose of determining the adequacy of collateral.

Shares of open-end investment companies held in the Fund’s portfolio will generally be valued at the latest net asset value reported by the investment company.

Debt securities will generally be valued by a pricing service which may employ a matrix or other indications of value, including but not limited to broker quotes, to determine valuations for normal institutional size trading units. The matrix can take into account various factors including, without limitation, bids, yield spreads, and/or other market data and specific security characteristics (e.g., credit quality, maturity and coupon rate). Debt securities for which a pricing service does not furnish valuations and for which market quotations are readily available will generally be valued based on the mean of the latest bid prices obtained from one or more dealers. Debt securities with remaining maturities of 60 days or less will, absent unusual circumstances, be valued at amortized cost.

Securities for which market quotations are not readily available for any reason, including that the latest quotation is deemed unreliable or unreasonable, securities and other assets and liabilities are valued at “fair value” as determined in good faith by the Advisor’s valuation committee. In general, any one or more of the following factors may be taken into account in determining fair value: the fundamental analytical data relating to the security; the value of other financial instruments, including derivative securities, traded on other markets or among dealers; trading volumes on markets, exchanges, or among dealers; values of baskets of securities traded on other markets; changes in interest rates; observations from financial institutions; government (domestic or foreign) actions or pronouncements; other news events; information as to any transactions or offers with respect to the security; price and extent of public trading in similar securities of the issuer or comparable companies; nature and expected duration of the event, if any, giving rise to the valuation issue; pricing history of the security; the relative size of the position in the portfolio; and other relevant information.

With respect to securities traded on foreign markets, the following factors also may be relevant: the value of foreign securities traded on other foreign markets; ADR trading; closed-end fund trading; foreign currency exchange activity; and the trading of financial products that are tied to baskets of foreign securities, such as World Equity Benchmark Shares™.

The Board has determined, and the valuation procedures provide, that in certain circumstances it may be necessary to use an alternative valuation method, such as in-kind redemptions with affiliated benefit plans where the Department of Labor requires that valuation to be done in accordance with Rule 17a-7 of the 1940 Act.

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TAXATION

The following information supplements and should be read in conjunction with the section in the Fund’s prospectuses entitled Distributions and Taxes. The prospectuses generally describe the federal income tax treatment of distributions by the Fund. This section of the SAI provides additional information concerning federal income and certain state taxes. It is based on the Code, applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as in effect as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address most state, local or foreign tax matters.

A shareholder’s tax treatment may vary depending upon his or her particular situation. This discussion applies only to shareholders holding Fund shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) Plan Accounts or Individual Retirement Accounts), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither citizens nor residents of the United States, shareholders holding Fund shares as part of a hedge, straddle, or conversion transaction, and shareholders who are subject to the federal alternative minimum tax.

The Trust has not requested and will not request an advance ruling from the IRS as to the federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion and the discussions in the prospectuses applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Fund. Prospective shareholders are urged to consult with their own tax advisors and financial planners regarding the federal tax consequences of an investment in a Fund, the application of state, local, or foreign laws, and the effect of any possible changes in applicable tax laws to their investment in the Fund.

Qualification as a Regulated Investment Company

It is intended that the Fund qualify as a “regulated investment company” under Subchapter M of Subtitle A, Chapter 1 of the Code. In order to qualify as a regulated investment company under the Code, the Fund must, among other things, derive at least 90% of its gross income each taxable year generally from (i) dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts) and (ii) net income derived from an interest in a qualified publicly traded partnership, as defined below. In general, for purposes of this 90% gross income requirement, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (defined as a partnership (x) the interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof (y) that derives at least 90% of its income from the passive income sources defined in Code section 7704(d), and (z) that derives less than 90% of its income from the qualifying income described in clause (i) above) will be treated as qualifying income. Certain of a Fund’s investments in master limited partnerships (MLPs) may qualify as qualified publicly traded partnerships. In addition, although in general the passive loss rules do not apply to a regulated investment company, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.

The Fund must also diversify its holdings so that, at the end of each quarter of the Fund’s taxable year: (i) at least 50% of the fair market value of its assets consists of (A) cash and cash items (including receivables), U.S. government securities and securities of other regulated investment companies, and (B) securities of any one

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issuer (other than those described in clause (A)) to the extent such securities do not exceed 5% of the value of the Fund’s total assets and are not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), the securities of two or more issuers the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. In addition, for purposes of meeting this diversification requirement, the term “outstanding voting securities of such issuer” includes the equity securities of a qualified publicly traded partnership and in the case of a Fund’s investments in loan participations, the Fund shall treat both the financial intermediary and the issuer of the underlying loan as an issuer. The qualifying income and diversification requirements applicable to a Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts, and swap agreements, as well as the extent to which it can invest in MLPs.

In addition, the Fund generally must distribute to its shareholders at least 90% of its investment company taxable income for each taxable year, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss and at least 90% of its net tax-exempt interest income earned in each taxable year.

If a Fund meets all of the regulated investment company requirements, it generally will not be subject to federal income tax on any of the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, a Fund generally must make the distributions in the same year that it realizes the income and gain, although in certain circumstances, a Fund may make the distributions in the following taxable year. Shareholders generally are taxed on any distributions from a Fund in the year they are actually distributed. If a Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, however, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the first taxable year. The Fund generally intends to distribute its net income and gain in a timely manner to maintain its status as a regulated investment company and eliminate Fund-level federal income taxation of such income and gain. However, no assurance can be given that the Fund will not be subject to federal income taxation.

Moreover, it is possible that a Fund will retain for investment all or a portion of its net capital gain. If a Fund retains any net capital gain, it will be subject to a tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

If, for any taxable year, a Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirements, it will be taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders, and all distributions from the Fund’s current and accumulated earnings and profits (including any distributions of its net tax-exempt income and net long-term capital gains) to its shareholders will be taxable to shareholders as dividend income. To qualify again to be taxed as a regulated investment company in a subsequent year, the Fund may be required to distribute to its shareholders its earnings and profits attributable to non-regulated investment company years. In addition, if a Fund which has previously qualified as a regulated investment company were to fail to qualify as a regulated investment company for a period greater than two taxable years, the Fund generally would be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to taxation on such built-in gain

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recognized for a period of ten years, in order to re-qualify as a regulated investment company in a subsequent year.

Excise Tax

If a Fund fails to distribute by December 31 of each calendar year at least 98% of its ordinary income (excluding capital gains and losses for that year), at least 98% of its capital gain net income (adjusted for net ordinary losses) for the 1-year period ending on October 31 of that year, and any of its ordinary income and capital gain net income from previous years that were not distributed during such years, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. The Fund generally intends to actually distribute or be deemed to have distributed (as described earlier) substantially all of its net income and gain, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. In addition, the Fund will be treated as having distributed any amount for which it is subject to corporate income tax for the taxable year ending in such calendar year. However, no assurance can be given that a Fund will not be subject to the excise tax. Moreover, the Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, if the amount of excise tax to be paid is deemed de minimis by a Fund).

Capital Loss Carryforwards

A Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Fund’s capital loss carryforward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried forward capital losses, such future capital gains are not subject to fund-level federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Fund does not expect to distribute any such offsetting capital gains. The Fund cannot carry back or carry forward any net operating losses.

If a Fund engages in a reorganization, either as an acquiring fund or acquired fund, its capital loss carryforwards (if any), its unrealized losses (if any), or any such losses of other funds participating in the reorganization, may be subject to severe limitations that could make such losses substantially unusable. The Fund has engaged in reorganizations in the past and/or may engage in reorganizations in the future.

Equalization Accounting

The Fund may use the so-called “equalization method” of accounting to allocate a portion of its “accumulated earnings and profits,” which generally equals a Fund’s undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund’s total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders as dividends by reducing the effect of redemptions of Fund shares on Fund distributions to shareholders. The IRS has not sanctioned the particular equalization method used by the Fund, and thus the Fund’s use of this method may be subject to IRS scrutiny.

Taxation of Fund Investments

In general, realized gains or losses on the sale of securities held by a Fund will be treated as capital gains or losses, and long-term capital gains or losses if the Fund has held the securities for more than one year at the time of disposition.

If a Fund purchases a debt obligation with original issue discount (OID) (generally a debt obligation with a purchase price less than its principal amount, such as a zero-coupon bond), the Fund may be required to annually include in its taxable income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. Inflation-protected bonds generally

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can be expected to produce OID income as their principal amounts are adjusted upward for inflation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes. In general, gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by a Fund at a market discount, generally at a price less than its principal amount, will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. A Fund generally will be required to make distributions to shareholders representing the OID income on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Fund. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by a Fund which the Fund otherwise might have continued to hold; obtaining such cash might be disadvantageous for the Fund. In addition, payment-in-kind securities similarly will give rise to income which is required to be distributed even though a Fund holding the security receives no interest payment in cash on the security during the year.

If a Fund invests in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default, special tax issues may exist for the Fund. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by a Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

If an option granted by a Fund is sold, lapses or is otherwise terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses realized by a Fund in the sale, exchange, exercise or other disposition of an option may be deferred if they result from a position that is part of a “straddle,” discussed below. If securities are sold by a Fund pursuant to the exercise of a covered call option granted by it, the Fund generally will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received from its cost basis in the securities purchased.

Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed index options used by a Fund will be deemed “Section 1256 contracts.” A Fund will be required to “mark to market” any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the “mark-to-market” rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss as described below. These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Transactions that qualify as designated hedges are exempt from the mark-to-market rule and the “60%/40%” rule and may require the Fund to defer the recognition of losses on certain futures contracts, foreign currency contracts, and non-equity options.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options, futures contracts, forward contracts and similar instruments relating to foreign currency, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of the Fund’s income. Under future Treasury Regulations, any such transactions that are not directly related to a Fund’s investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited

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in order to enable the Fund to satisfy the 90% income test described above. If the net foreign exchange loss exceeds a Fund’s net investment company taxable income (computed without regard to such loss) for a taxable year, the resulting ordinary loss for such year will not be available as a carryforward and thus cannot be deducted by the Fund or its shareholders in future years.

Offsetting positions held by a Fund involving certain derivative instruments, such as financial forward, futures and options contracts, may be considered, for federal income tax purposes, to constitute “straddles.” “Straddles” are defined to include “offsetting positions” in actively traded personal property. The tax treatment of “straddles” is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund is treated as entering into a “straddle” and at least one (but not all) of the Fund’s positions in derivative contracts comprising a part of such straddle is governed by Section 1256 of the Code, described above, then such straddle could be characterized as a “mixed straddle.” A Fund may make one or more elections with respect to “mixed straddles.” Depending upon which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions. As a result, the straddle rules could cause distributions that would otherwise constitute “qualified dividend income” to fail to satisfy the applicable holding period requirements (as described below) and therefore to be treated as ordinary income. Furthermore, the Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle, including any interest on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Because the application of the straddle rules may affect the character and timing of gains and losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the situation where a Fund had not engaged in such transactions.

If a Fund enters into a “constructive sale” of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale of an appreciated financial position occurs when a Fund enters into certain offsetting transactions with respect to the same or substantially identical property, including: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon a Fund’s holding period in the appreciated financial position. Losses realized from a sale of a position that was previously the subject of a constructive sale will be recognized when the position is subsequently disposed of. The character of such losses will depend upon a Fund’s holding period in the position beginning with the date the constructive sale was deemed to have occurred and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to certain closed transactions, including if such a transaction is closed on or before the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position unhedged throughout the 60-day period beginning with the day such transaction was closed.

The amount of long-term capital gain a Fund may recognize from certain derivative transactions with respect to interests in certain pass-through entities is limited under the Code’s constructive ownership rules. The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

In addition, a Fund’s transactions in securities and certain types of derivatives (e.g., options, futures contracts, forward contracts and swap agreements) may be subject to other special tax rules, such as the wash

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sale rules or the short-sale rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains, and/or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

Certain of a Fund’s hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If a Fund’s book income exceeds its taxable income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a Fund’s book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Rules governing the federal income tax aspects of derivatives, including swap agreements, are in a developing stage and are not entirely clear in certain respects, particularly in light of a 2006 IRS revenue ruling that held that income from a derivative contract with respect to a commodity index is not qualifying income for a regulated investment company. Accordingly, while the Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a regulated investment company might be jeopardized. Certain requirements that must be met under the Code in order for the Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in derivatives transactions.

The Fund may invest in REITs. Investments in REIT equity securities may require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. The Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income, as defined below.

Some of the REITs in which the Fund invests may be permitted to hold residual interests in REMICs or taxable mortgage pools (TMPs) or may themselves constitute TMPs. Under an IRS notice and Treasury regulations that have not yet been issued but may apply retroactively, a portion of the Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC or a TMP (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related residual interest directly. As a result, as noted under Tax-Exempt Shareholders below, the Fund may not be a suitable investment for certain tax-exempt investors.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (UBTI) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax.

Some amounts received by a Fund from its investments in MLPs will likely be treated as returns of capital because of accelerated deductions available with respect to the activities of MLPs. On the disposition of an

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investment in such an MLP, the Fund will likely realize taxable income in excess of economic gain from that asset (or if a Fund does not dispose of the MLP, the Fund will likely realize taxable income in excess of cash flow received by the Fund from the MLP in a later period), and the Fund must take such income into account in determining whether the Fund has satisfied its distribution requirements. The Fund may have to borrow or liquidate securities to satisfy its distribution requirements and meet its redemption requests, even though investment considerations might otherwise make it undesirable for the Fund to sell securities or borrow money at the time.

“Passive foreign investment companies” (PFICs) are generally defined as foreign corporations where at least 75% of their gross income for their taxable year is income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or at least 50% of their assets on average produce such passive income. If a Fund acquires any equity interest in a PFIC, the Fund could be subject to federal income tax and interest charges on “excess distributions” received from the PFIC or on gain from the sale of such equity interest in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions may have been classified as capital gain.

A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require a Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Fund may attempt to limit and/or manage their holdings in PFICs to minimize their tax liability or maximize their returns from these investments but there can be no assurance they will be able to do so. Moreover, because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, a Fund may incur the tax and interest charges described above in some instances. Dividends paid by PFICs will not be eligible to be treated as qualified dividend income, as defined below.

In addition to the investments described above, prospective shareholders should be aware that other investments made by the Fund may involve complex tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although the Fund seeks to avoid significant noncash income, such noncash income could be recognized by the Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Fund could be required at times to liquidate investments prematurely in order to satisfy its minimum distribution requirements.

Taxation of Distributions

Except for exempt-interest dividends, all distributions paid out of a Fund’s current and accumulated earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported by each shareholder who is required to file a U.S. federal income tax return. Dividends and distributions on a Fund’s shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. For federal income tax purposes, a Fund’s earnings and profits, described above, are determined at the end of the Fund’s taxable year and are allocated pro rata to distributions paid over the entire year. Distributions in excess of a Fund’s current and accumulated earnings and profits will first be treated as a return of capital up to the amount of a shareholder’s tax basis in his or her Fund shares and then as capital gain. A Fund may make distributions in excess of its earnings and profits to a limited extent, from time to time.

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For federal income tax purposes, distributions of investment income are generally taxable as ordinary income, and distributions of gains from the sale of investments, including investments that generate tax-exempt income, that a Fund owned for one year or less will be taxable as ordinary income. In addition, distributions attributable to gain from the sale of MLPs that are characterized as ordinary income under the Code’s recapture provisions will be taxable as ordinary income. Distributions designated by a Fund as capital gain dividends will be taxable to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund’s actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares, and do not qualify as dividends for purposes of the dividends-received deduction or as qualified dividend income (defined below). The Fund will designate capital gain distributions, if any, in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year.

A Fund can pay tax-exempt interest dividends only for taxable years in which, at the end of each quarter, at least 50% of the value of its total assets consists of securities-generating interest that is exempt from federal tax under section 103(a) of the Code. The Fund intends to satisfy this requirement. Fund distributions designated as “exempt-interest dividends” are not generally subject to federal income tax, but they may be subject to state and local taxes. In addition, an investment in the Fund may result in liability for federal alternative minimum tax, both for individual and corporate shareholders. If a Fund invests in “private activity bonds,” for example, certain shareholders may become subject to alternative minimum tax on the part of the Fund’s distributions derived from interest on such bonds.

A shareholder who received Social Security or railroad retirement benefits should consult his or her tax advisor to determine what effect, if any, an investment in the Fund may have on the federal taxation of such benefits. Tax-exempt dividends are included in income for purposes of determining the amount of benefits that are taxable.

Some states will not tax distributions made to individual shareholders that are attributable to interest a Fund earned on direct obligations of the U.S. Government if the Fund meets the state’s minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers’ acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.

The Supreme Court is currently considering an appeal of a state-court decision that might significantly affect how states tax in-state and out-of-state municipal bonds. A Kentucky state court held that a Kentucky law violates the U.S. Constitution by treating, for Kentucky state tax purposes, the interest income on in-state municipal bonds differently from the income on out-of-state municipal bonds. If the Supreme Court affirms this holding, most states likely will revisit the way in which they treat the interest on municipal bonds, and this has the potential to increase significantly the amount of state tax paid by shareholders on exempt-interest dividends. The Supreme Court heard oral arguments on this case on November 5, 2007. As of the date of this SAI, the Court has not issued a decision. Shareholders should consult their tax advisers to discuss the tax consequences of their investment in the Fund.

Sales and Exchanges of Fund Shares

If a shareholder sells or exchanges his or her Fund shares, he or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and his or her tax basis in the shares. This gain or loss will be long-term capital gain or loss if he or she has held such Fund shares for more than one year at the time of the sale or exchange, and short-term capital gain or loss otherwise.

If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, as a result of having initially acquired those shares, he or she subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred

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in acquiring the Fund’s shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also if a shareholder realizes a loss on a disposition of Fund shares, the loss will be disallowed under “wash sale” rules to the extent that he or she purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be reflected in an adjustment to the tax basis of the purchased shares.

If a shareholder receives or is deemed to receive a long-term capital gain distribution with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain distribution. If a shareholder holds Fund shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest dividends received with respect to the shares.

Foreign Taxes

Amounts realized by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass-through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund, which may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. It is not expected that the Fund will qualify for this election.

Federal Income Tax Rates

As of the printing of this SAI, the maximum stated federal income tax rate applicable to individuals generally is 35% for ordinary income and 15% for net long-term capital gain.

Current federal income tax law also provides for a maximum individual federal income tax rate applicable to “qualified dividend income” equal to the highest net long-term capital gains rate, which generally is 15%. In general, “qualified dividend income” is income attributable to dividends received by a Fund in taxable years beginning on or before December 31, 2010 from certain domestic and foreign corporations, as long as certain holding period and other requirements are met by the Fund with respect to the dividend-paying corporation’s stock. The portion of the Fund’s distributions that are attributable to qualified dividend income and designated as such in a timely manner will be so treated in the hands of individual shareholders, assuming with respect to each such individual shareholder that the shareholder meets certain holding period requirements with respect to the Fund’s shares. Payments received by a Fund from securities lending, repurchase and other derivative transactions ordinarily will not qualify. The rules attributable to the qualification of Fund distributions as qualified dividend income are complex, including the holding period requirements. The Fund does not expect a significant portion of Fund distributions to be derived from qualified dividend income.

The maximum stated corporate federal income tax rate applicable to ordinary income and net capital gain is 35%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. Federal income tax rates are set to increase in future years under various “sunset” provisions of federal income tax laws.

Backup Withholding

The Fund generally is required to withhold, and remit to the U.S. Treasury, subject to certain exemptions, an amount equal to 28% of all taxable distributions and redemption proceeds (including proceeds from exchanges

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and redemptions in-kind) paid or credited to a Fund shareholder if (1) the shareholder fails to furnish the Fund with a correct “taxpayer identification number” (TIN) or has not certified to the Fund that withholding does not apply or (2) the IRS notifies the Fund that the shareholder’s TIN is incorrect or the shareholder is otherwise subject to backup withholding. These backup withholding rules may also apply to distributions that are properly designated as exempt-interest dividends. This backup withholding is not an additional tax imposed on the shareholder. The shareholder may apply amounts required to be withheld as a credit against his or her future federal income tax liability, provided that the required information is furnished to the IRS. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. The rate of backup withholding is set to increase for amounts distributed or paid after December 31, 2010.

Tax-Deferred Plans

The shares of the Fund may be available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts. Prospective investors should contact their tax advisors and financial planners regarding the tax consequences to them of holding Fund shares through such plans and/or accounts.

Corporate Shareholders

Subject to limitations and other rules, a corporate shareholder of a Fund may be eligible for the dividends-received deduction on Fund distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. For eligible corporate shareholders, the dividends-received deduction may be subject to certain reductions, and a distribution by a Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met. These requirements are complex; therefore, corporate shareholders of the Fund are urged to consult their own tax advisors and financial planners.

As discussed above, a portion of the interest paid or accrued on certain high-yield discount obligations owned by a Fund may not (and interest paid on debt obligations, if any, that are considered for tax purposes to be payable in the equity of the issuer or a related party will not) be deductible to the issuer. If a portion of the interest paid or accrued on certain high-yield discount obligations is not deductible, that portion will be treated as a dividend for purposes of the corporate dividends received deduction. In such cases, if the issuer of the highyield discount obligations is a domestic corporation, dividend payments by a Fund may be eligible for the dividends-received deduction to the extent of the dividend portion of such accrued interest.

Foreign Shareholders

Distributions properly designated capital gain dividends and exempt-interest dividends generally will not be subject to withholding of U.S. federal income tax. However, exempt-interest dividends may be subject to backup withholding, as discussed above.

In general, dividends other than capital gain dividends and exempt-interest dividends paid by the Fund to a shareholder that is not a “U.S. person” within the meaning of the Code (a “foreign shareholder”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate, even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, very generally, for taxable years beginning before January 1, 2008, certain eligible distributions properly designated by a Fund as “interest-related distributions” will be exempt from federal income tax withholding. Interest-related distributions are generally attributable to the Fund’s net U.S.-source interest income earned on certain debt obligations and paid to a foreign shareholder. In order to qualify as an interest-related distribution, the Fund must designate a distribution as such in a written notice mailed to its shareholders not later than 60 days after the close of the Fund’s taxable year. The exemption for interest-related distributions does not apply to distributions to a foreign shareholder (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S.

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person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest received by the Fund from a person who is a related person with respect to the foreign shareholder and the foreign shareholder is a controlled foreign corporation. Notwithstanding the foregoing, if a distribution described above is “effectively connected” with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a U.S. permanent establishment) of the recipient foreign shareholder, federal income tax withholding and exemptions attributable to foreign persons will not apply and the distribution will be subject to the tax, reporting and withholding requirements generally applicable to U.S. persons.

In general, a foreign shareholder’s capital gains realized on the disposition of Fund shares, capital gain distributions and, with respect to taxable years of a Fund beginning before January 1, 2008, “short-term capital gain distributions” (defined below) are not subject to federal income or withholding tax, provided that the Fund obtains a properly completed and signed certificate of foreign status, unless: (i) such gains or distributions are effectively connected with a U.S. trade or business (or, if an income tax treaty applies, are attributable to a U.S. permanent establishment) of the foreign shareholder; (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the sale or receipt of the capital gain distribution and certain other conditions are met; or (iii) the Fund shares on which the foreign shareholder realized gain constitute U.S. real property interests (USRPIs) or, in certain cases, distributions are attributable to gain from the sale or exchange of a USRPI. If such gains or distributions are effectively connected with a U.S. trade or business (or are attributable to a U.S. permanent establishment of the foreign shareholder pursuant to an applicable income tax treaty), the tax, reporting and withholding requirements applicable to U.S. persons generally will apply to the foreign shareholder. If such gains or distributions are not effectively connected for this purpose, but the foreign shareholder meets the requirements of clause (ii) described above, such gains and distributions will be subject to U.S. federal income tax at a 30% rate (or such lower rate as may be provided under an applicable income tax treaty). “Short-term capital gain distributions” are distributions attributable to a Fund’s net short-term capital gain in excess of its net long-term capital loss and properly designated as such by the Fund in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year.

Legislation was proposed but did not pass in 2007 to extend the exemption from withholding for interest-related and short-term capital gain distributions for one year, i.e., for taxable years beginning before January 1, 2009. It is unclear whether similar legislation will be enacted in 2008. Even if permitted to do so, the Fund provides no assurance that they will designate any distributions as interest-related distributions or short-term capital gain distributions. Depending on the circumstances, the Fund may make such designations with respect to all, some or none of its potentially eligible distributions and/or treat such distributions, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a foreign shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund makes a designation with respect to a payment. Foreign persons should contact their intermediaries regarding the application of these rules to their accounts.

In order for a foreign investor to qualify for exemption from the backup withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in the Fund should consult their tax advisers in this regard.

If a shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States.

A beneficial holder of shares who is a foreign person may be subject to state and local tax and to the U.S. federal estate tax in addition to the federal tax on income referred to above.

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Special rules apply to foreign partnerships and those holding Fund shares through foreign partnerships.

Tax-Exempt Shareholders

Under current law, the Fund serves to “block” (that is, prevent the attribution to shareholders of) UBTI from being realized by tax-exempt shareholders. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

It is possible that a tax-exempt shareholder will also recognize UBTI if the Fund recognizes “excess inclusion income” (as described above) derived from direct or indirect investments in REMIC residual interests or TMPs if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund). Furthermore, any investment in residual interests of a CMO that has elected to be treated as a REMIC can create complex tax consequences, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders.

In addition, special tax consequences apply to charitable remainder trusts (CRTs) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or in TMPs. Under legislation enacted in December 2006, a CRT, as defined in section 664 of the Code, that realizes any UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in November 2006, a CRT will not recognize UBTI solely as a result of investing in a Fund that recognizes “excess inclusion income” (which is described earlier). Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes “excess inclusion income,” then the Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which the IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, the Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. The Fund has not yet determined whether such an election will be made. CRTs are urged to consult their tax advisors concerning the consequences of investing in a Fund.

Tax Shelter Reporting Regulations

Under Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

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CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of December 21, 2007, the name, address and percentage of ownership of each person who may be deemed to be a “principal holder” (i.e., owns of record or is known by the Trust to own beneficially 5% or more of any class of the Fund’s outstanding shares) is listed below.

Principal Holder Ownership of the Fund

Fund / Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
Columbia Tax-Exemp Fund Class Z	Bank of America, N.A. Attn. Joan Wray Funds Accounting 411 N. Akard Street Dallas, TX 75201	41,399,806.095	63.27%

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APPENDIX A — DESCRIPTIONS OF SECURITIES RATINGS

This Appendix summarizes the various descriptions of securities ratings applicable to securities purchased by the Columbia Funds Family. Please refer to a Fund’s prospectus and statement of additional information to determine whether that Fund may invest in securities that have ratings described in this Appendix.

STANDARD & POOR’S (S&P)

Bonds

The following summarizes the ratings used by S&P for bonds. The ratings AAA, AA, A and BBB denote investment grade securities.

AAA bonds have the highest rating assigned by S&P and are considered to have an extremely strong capacity to pay interest and repay principal.

AA bonds are considered to have a very strong capacity to pay interest and repay principal, and they differ from AAA only in small degree.

A bonds are considered to have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB bonds are considered to have an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for bonds in the A category.

BB, B, CCC, CC and C bonds are considered to have predominantly speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or large exposures to adverse conditions.

BB bonds are considered to have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B bonds are considered to have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB — rating.

CCC bonds are considered to have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, the bonds are not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B — rating.

CC rating typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

A-1

C rating typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC — debt rating. The C rating may be used to cover a situation, for example, where a bankruptcy petition has been filed, but debt service payments are continued.

CI rating is reserved for income bonds on which no interest is being paid.

D bonds are in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Municipal Notes

SP-1. Notes rated SP-1 are considered to have very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are designated as SP-1+.

SP-2. Notes rated SP-2 are considered to have satisfactory capacity to pay principal and interest.

Notes due in three years or less normally receive a note rating. Notes maturing beyond three years normally receive a bond rating, although the following criteria are used in making that assessment:

Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be rated as a note).

Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be rated as a note).

Commercial Paper

A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

A-1. Issues assigned to this rating are considered to have overwhelming or very strong capacity for timely payment. Those issues determined to possess overwhelming safety characteristics are designed A-1+.

MOODY’S INVESTORS SERVICE, INC. (MOODY’S)

Municipal Bonds

Aaa bonds are considered to be of the best quality. They are considered to have the smallest degree of investment risk and are generally referred to as ‘‘gilt edge’’. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While various protective elements are likely to change, such changes as can be visualized are most unlikely to impair a fundamentally strong position of such issues.

Aa bonds are considered to be of high quality by all standards. Together with Aaa bonds they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A-2

Those bonds in the Aa through B groups that Moody’s believes possess the strongest investment attributes are designated by the symbols Aa1, A1 or Baa1.

A bonds are considered to possess many favorable investment attributes and are to be considered to be upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment at some time in the future.

Baa bonds are considered to be medium grade obligations: they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great period of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba bonds are considered to have speculative elements: their future cannot be considered as well secured. Often, the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this grade.

B bonds are considered generally to lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa bonds are considered to be of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca bonds are considered to represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C bonds are the lowest rated class of bonds and issues so rated are considered to have extremely poor prospects of ever attaining any real investment standing.

Conditional Ratings. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting conditions attach. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Corporate Bonds

The description of the applicable rating symbols (Aaa, Aa, A, Baa, etc.) and their meanings is identical to that of the Municipal Bond ratings as set forth above, except for the numerical modifiers. Moody’s applies numerical modifiers 1, 2, and 3 in the Aa and A classifications of its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

Municipal Notes

MIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

A-3

MIG 3. This designation denotes favorable quality. All security elements are accounted for, but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Commercial Paper

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Prime-1 Highest Quality

Prime-2 Higher Quality

Prime-3 High Quality

If an issuer represents to Moody’s that its commercial paper obligations are supported by the credit of another entity or entities, Moody’s, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments, or other entities, but only as one factor in the total rating assessment.

FITCH, INC. (FITCH)

Long-Term Debt

Investment Grade Bond Ratings

AAA bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and/or dividends and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA bonds are considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A bonds are considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt securities with higher ratings.

BBB bonds are considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest or dividends and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these securities and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for securities with higher ratings.

Speculative Grade Bond Ratings

BB bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

B bonds are considered highly speculative. While securities in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

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CCC bonds are considered to have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC bonds are considered to be minimally protected. Default in payment of interest and/or principal seems probable over time.

C bonds are in imminent default in payment of interest or principal.

DDD, DD, and D bonds are in default on interest and/or principal payments. Such securities are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these securities and D represents the lowest potential for recovery.

Plus (+) or minus (-): Plus or minus signs are used to show relative standing within the major rating categories. Plus and minus signs, however, are not used in the DDD, DD, or D categories.

Short-Term Debt

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and investment notes.

F-1+ obligations have exceptionally strong credit quality and are considered to have the strongest degree of assurance for timely payment.

F-1 obligations are considered to reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2 obligations are considered to have good credit quality. Securities in this class have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3 obligations are considered to have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S rating is assigned to obligations that are considered to have a minimal degree of assurance for timely payment and to be vulnerable to near-term adverse changes in financial and economic conditions.

B obligations are considered to have a minimal capacity for timely payment of financial commitments and a susceptibility to the adverse effects of changes in circumstances and economic conditions.

C rating is assigned to obligations that are considered to have a high default risk and whose capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D obligations are in actual or imminent payment default.

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APPENDIX B — PROXY VOTING POLICIES AND PROCEDURES

Columbia Management Advisors, LLC (“CMA”) — Proxy Voting Policy

Applicable Regulations

Rule 206(4)-6 under the Investment Advisers Act of 1940

*Form N-PX

*ERISA Department of Labor Bulletin 94-2

Institutional Shareholder Services, Inc. (SEC No Action Letter dated September 15, 2004)

Explanation/Summary of Regulatory Requirements

An investment adviser that exercises voting authority over clients’ proxies must adopt written policies and procedures that are reasonably designed to ensure that those proxies are voted in the best economic interests of clients. An adviser’s policies and procedures must address how the adviser resolves material conflicts of interest between its interests and those of its clients. An investment adviser must comply with certain record keeping and disclosure requirements with respect to its proxy voting responsibilities. In addition, an investment adviser to ERISA accounts has an affirmative obligation to vote proxies for an ERISA account, unless the client expressly retains proxy voting authority.

Policy Summary

Columbia Management Advisors, LLC (“CMA”) has adopted and implemented the following policy, which it believes is reasonably designed to: (1) ensure that proxies are voted in the best economic interest of clients; and (2) address material conflicts of interest that may arise. This policy applies primarily to the GWIM Investment Operations Group, as well as to Compliance Risk Management (“CRM”) and Legal. Business groups to which this policy applies and CRM must adopt written procedures to implement the policy.

Policy

All proxies regarding client securities for which CMA has authority to vote will, unless CMA determines in accordance with policies stated below to refrain from voting, be voted in a manner considered by CMA to be in the best interest of CMA’s clients without regard to any resulting benefit or detriment to CMA or its affiliates. The best interest of clients is defined for this purpose as the interest of enhancing or protecting the economic value of client accounts, considered as a group rather than individually, as CMA determines in its sole and absolute discretion. In the event a client believes that its other interests require a different vote, CMA will vote as the client clearly instructs, provided CMA receives such instructions in time to act accordingly. Information regarding CMA’s proxy voting decisions is confidential. Therefore, the information may be shared on a need to know basis only, including within CMA and with CMA affiliates. Advisory clients, including mutual funds’ and other funds’ boards, may obtain information on how their proxies were voted by CMA. However, CMA will not selectively disclose its investment company clients’ proxy voting records to third parties. Rather, the investment company clients’ proxy records will be disclosed to shareholders by publicly-available annual filings for 12-month periods ending June 30th.

CMA endeavors to vote, in accordance with this Policy, all proxies of which it becomes aware, subject to the following general exceptions (unless otherwise agreed) when CMA expects to routinely refrain from voting:

1. Proxies will usually not be voted in cases where the security has been loaned from the Client’s account.

2. Proxies will usually not be voted in cases where international issuers impose share blocking restrictions.

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CMA seeks to avoid the occurrence of actual or apparent material conflicts of interest in the proxy voting process by voting in accordance with predetermined voting guidelines and observing other procedures that are intended to prevent where practicable and manage conflicts of interest (refer to Section III, Conflicts of Interest below). CMA’s proxy voting policy and practices are summarized in its Form ADV. Additionally, CMA will provide clients with a copy of its policies, as they may be updated from time to time, upon request.

Means of achieving compliance

I. PROXY COMMITTEE

CMA has established a Proxy Committee whose standing members include senior investment management personnel, who participate as voting authorities on the Committee. Additionally, the Proxy Committee regularly involves other associates (e.g., Legal representative, Compliance Risk Management representative, GWIM Investment Operations representatives) who participate as needed to enable effective execution of the Committee’s responsibilities.

The Proxy Committee has established a charter, which sets forth the Committee’s purpose, membership and operation. The Proxy Committee’s functions include, in part,

(a) direction of the vote on proposals where there has been a recommendation to the Committee not to vote according to the predetermined Voting Guidelines (stated in Appendix A) or on proposals which require special, individual consideration in accordance with Section IV.C;

(b) review at least annually of this Proxy Voting Policy and Voting Guidelines to ensure consistency with internal policies, client disclosures and regulatory requirements;

(c) review at least annually of existing Voting Guidelines and the need for development of additional Voting Guidelines to assist in the review of proxy proposals;

(d) ensure that appropriate disclosure of CMA’s Proxy Voting Policy is made to its clients, is disclosed in CMA’s Form ADV and is made to the Funds’ shareholders; and

(e) oversight of any circumstances where, as described in Section III, CMA may determine it is necessary to delegate proxy voting to an independent third party.

II. CMA’S INVESTMENT ASSOCIATES

Under CMA’s Voting Guidelines, certain matters must be determined on a case-by-case basis. In general, the GWIM Investment Operations Group will refer these matters first to the relevant CMA research analyst after first confirming with CRM that the proxy matter does not present a conflict to CMA. If there is not a research analyst assigned to the particular security, the matter will be referred to the appropriate portfolio manager.

In considering a particular proxy matter, the research analyst or portfolio manager must vote in the clients’ best interest as defined above. Information regarding CMA’s proxy voting decisions is confidential information. Therefore, research analysts and portfolio managers generally must not discuss proxy votes with any person outside of CMA and within CMA except on a need to know basis only.

Research analysts and portfolio managers must discharge their responsibilities consistent with the obligations set forth below (refer to Management of Conflicts of Interest — Additional Procedures). A research analyst or portfolio manager must disclose in writing any inappropriate attempt to influence their recommendation or any other personal interest that they have with the issuer (see Appendix B — Conflicts of Interest Disclosure and Certification Form). For each Proxy Referral (defined below), the research analyst or portfolio manager is responsible for memorializing their recommendation on the Proxy Voting Recommendation Form (see Appendix C) and communicating it to the Proxy Department.

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Research analysts and portfolio managers should seek advice from CRM or Legal with respect to any questions that they have regarding personal conflicts of interests, communications regarding proxies, or other related matters.

III. CONFLICTS OF INTEREST

For purposes of this policy, a material conflict of interest is a relationship or activity engaged in by CMA, a CMA affiliate1, or a CMA associate that creates an incentive (or appearance thereof) to favor the interests of CMA, the affiliate, or associate, rather than the clients’ interests. However, a material conflict of interest is not automatically created when there is a relationship or activity engaged in by a CMA affiliate, but there is a possibility that a CMA affiliate could cause a conflict. CMA may have a conflict of interest if either CMA has a significant business relationship with a company that is soliciting a proxy, or if a CMA associate involved in the proxy voting decision-making process has a significant personal or family relationship with the particular company. A conflict of interest is considered to be “material” to the extent that a reasonable person could expect the conflict to influence CMA’s decision on the particular vote at issue. In all cases where there is deemed to be a material conflict of interest, CMA will seek to resolve it in the clients’ best interests.

For those proxy proposals that: (1) are not addressed by CMA’s proxy guidelines; (2) the guidelines specify the issue must be evaluated and determined on a case-by-case basis; or (3) a CMA investment associate believes that an exception to the guidelines may be in the best economic interest of CMA’s clients (collectively, “Proxy Referrals”), CMA may vote the proxy, subject to the conflicts of interest procedures set forth below.

In the case of Proxy Referrals, CRM will collect and review any information deemed reasonably appropriate to evaluate if CMA or any person participating in the proxy voting decision-making process has, or has the appearance of, a material conflict of interest. CMA investment personnel involved in the particular Proxy Referral must report any personal conflict of interest circumstances to Columbia Management’s Conflicts Officer in writing (see Appendix B). CRM will consider information about CMA’s significant business relationships, as well as other relevant information. The information considered by CRM may include information regarding: (1) CMA client and other business relationships; (2) any relevant personal conflicts; and (3) communications between investment professionals and parties outside the CMA investment division regarding the proxy matter. CRM will consult with relevant experts, including legal counsel, as necessary.

If CRM determines that it reasonably believes (1) CMA has a material conflict of interest, or (2) certain individuals should be recused from participating in the proxy vote at issue, CRM will inform the Chair of the Proxy Committee. Where a material conflict of interest is determined to have arisen in the proxy voting process, CMA’s policy is to invoke one or more of the following conflict management procedures:

•	Causing the proxies to be voted in accordance with the recommendations of an independent third party (which generally will be CMA’s proxy voting agent);

•	Causing the proxies to be delegated to a qualified, independent third party, which may include CMA’s proxy voting agent.

•	In unusual cases, with the Client’s consent and upon ample notice, forwarding the proxies to CMA’s clients so that they may vote the proxies directly.

[1]

Bank of America Corporation (“BAC”), the ultimate corporate parent of CMA, Bank of America, N.A. and all of their numerous affiliates owns, operates and has interests in many lines of business that may create or give rise to the appearance of a conflict of interest between BAC or its affiliates and those of Firm-advised clients. For example, the commercial and investment banking business lines may have interests with respect to issuers of voting securities that could appear to or even actually conflict with CMA’s duty, in the proxy voting process, to act in the best economic interest of its clients.

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Affiliate Investment Companies and Public Companies

CMA considers (1) proxies solicited by open-end and closed-end investment companies for which CMA or an affiliate serves as an investment adviser or principal underwriter; and (2) proxies solicited by Bank of America or other public companies within the BAC organization to present a material conflict of interest for CMA. Consequently, the proxies of such affiliates will be voted following one of the conflict management practices discussed above.

Management of Conflicts of Interest — Additional Procedures

Additionally, by assuming his or her responsibilities pursuant to this Policy, each member of the Proxy Committee (including the chairperson) and any CMA or BAC associate advising or acting under the supervision or oversight of the Proxy Committee undertakes to disclose in writing to the Columbia Management Conflicts of Interest Officer (within CRM) any actual or apparent personal material conflicts of interest which he or she may have (e.g., relationships with nominees for directorship, members of an issuer’s or dissident’s management or otherwise) in determining whether or how CMA will vote proxies. In the event any member of the Proxy Committee has a conflict of interest regarding a given matter, he or she will abstain from participating in the Committee’s determination of whether and/or how to vote in the matter. CMA’s investment associates also follow the same disclosure requirements for any actual or apparent personal material conflicts of interest as stated in this section.

In certain circumstances, CMA follows the proxy guidelines and uses other research services provided by the proxy vendor or another independent third party. CMA has undertaken a review of the proxy vendor’s conflicts of interest procedures, and will continue to monitor them on an ongoing basis.

BAC as well as CMA have adopted various other policies and procedures that help reinforce this Policy. Please see the associated documents.

Ownership Limits — Delegation of Proxy Voting to an Independent Third Party

From time to time, CMA may face regulatory or compliance limits on the types or amounts of voting securities that it may purchase or hold for client accounts. Among other limits, federal, state, foreign regulatory restrictions, or company-specific ownership limits may restrict the total percentage of an issuer’s voting securities that CMA can hold for clients (collectively, “Ownership Limits”).

The regulations or company-specific documents governing a number of these Ownership Limits often focus upon holdings in voting securities. As a result, in limited circumstances in order to comply with such Ownership Limits and/or internal policies designed to comply with such limits, CMA may delegate proxy voting in certain issuers to a qualified, independent third party, who may be the Adviser’s proxy voting agent.

IV. PROXY VOTING GUIDELINES

A. CMA’s Proxy Voting Guidelines — General Practices.

The Proxy Committee has adopted the guidelines for voting proxies specified in Appendix A of this policy. CMA uses an independent, third-party proxy vendor to implement its proxy voting process as CMA’s proxy voting agent. In general, whenever a vote is solicited, the proxy vendor will execute the vote according to CMA’s Voting Guidelines.

B. Ability to Vote Proxies Other than as Provided by Voting Guidelines.

A Portfolio Manager or other party involved with a client’s account may conclude that the best interest of the firm’s client, as defined above, requires that a proxy be voted in a manner that differs from the predetermined

B-4

proxy Voting Guidelines. In this situation, he or she will request that the Proxy Committee consider voting the proxy other than according to such Guidelines. If any person, group, or entity requests the Proxy Committee (or any of its members) vote a proxy other than according to the predetermined Voting Guidelines, that person will furnish to the Proxy Committee a written explanation of the reasons for the request and a description of the person’s, group’s, or entity’s relationship, if any, with the parties proposing and/or opposing the matter’s adoption using the Proxy Voting Recommendation Form (see Appendix C of this policy). The Proxy Committee may consider the matter, subject to the conflicts of interest procedures discussed above.

C. Other Proxy Proposals

For the following categories of proposals, either the Proxy Committee will determine how proxies related to all such proposals will be voted, or the proxies will be voted in accordance with the proxy vendor’s or a an individual client’s guidelines.

1. New Proposals. For each new type of proposal that is expected to be proposed to shareholders of multiple companies, the Proxy Committee will develop a Voting Guideline which will be incorporated into this Policy.

2. Accounts Adhering to Taft Hartley Principles. All proposals for these accounts will be voted according to the Taft Hartley Guidelines developed by the proxy vendor, or as specified by the client.

3. Accounts Adhering to Socially Responsible Principles. All proposals for these accounts will be voted according to the Socially Responsible Guidelines developed by the proxy vendor, or as specified by the client.

4. Proxies of International Issuers which Block Securities Sales between the Time a Shareholder submits a Proxy and the Vote. In general, CMA will refrain from voting such securities. However, in the exceptional circumstances that CMA determines that it would be appropriate to vote such proxies, all proposals for these securities will be voted only on the specific instruction of the Proxy Committee and to the extent practicable in accordance with the Voting Guidelines set forth in this Policy.

5. Proxies of Investment Company Shares. Proposals on issues other than those specified in Section V.A will be voted on the specific instruction of the Proxy Committee.

6. Accounts Managed by CMA’s Quantitative Strategies Group. When an issue is held only within an account managed by CMA’s Quantitative Strategies Group and not in any other account within CMA, all proposals shall be voted according to the guidelines developed by the proxy vendor or as specified by the client.

7. Executive/Director Compensation. Except as provided in Appendix A, proposals relating to compensation of any executive or director will be voted as recommended by the proxy vendor or as otherwise directed by the Proxy Committee.

8. Preemptive Rights. Proposals to create or eliminate shareholder preemptive rights. In evaluating these proposals the Proxy Committee will consider the size of the company and the nature of its shareholder base.

V. VOTING PROCEDURES

The GWIM Investment Operations Group is primarily responsible for overseeing the day-to-day operations of the proxy voting process. The GWIM Investment Operations Group’s monitoring will take into account the following elements: (1) periodic review of the proxy vendor’s votes to ensure that the proxy vendor is accurately voting consistent with CMA’s Proxy Guidelines; and (2) review of the fund website to ensure that annual reports are posted in a timely and accurate manner. For additional information regarding the proxy voting process, please refer to the GWIM Investment Operations Desktop Procedures.

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Supervision

Managers and supervisory personnel are responsible for ensuring that their associates understand and follow this policy and any applicable procedures adopted by the business group to implement the policy. The Proxy Committee has ultimate responsibility for the implementation of this Policy.

Escalation

With the exception of conflicts of interest-related matters, issues arising under this policy should be escalated to the Proxy Committee. Issues involving potential or actual conflicts of interest should be promptly communicated to the Compliance Risk Management Conflicts Officer.

Monitoring/Oversight

The Compliance Assessment Team within Compliance Risk Management and the Corporate Internal Audit Group perform periodic reviews and assessments of various lines of businesses, including a review of Columbia Management’s compliance with the Proxy Voting Policy.

Recordkeeping

CMA will create and maintain records of each investment company’s proxy record for 12-month periods ended June 30th. CMA will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting during the period covered by the annual report and which the company was entitled to vote:

•	The name of the issuer of the security;

•	The exchange ticker symbol of the portfolio security (is symbol is available through reasonably practicable means);

•	The Council on Uniform Securities Identification Procedures number for the portfolio security (if number is available through reasonably practicable means);

•	The shareholder meeting date;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the issuer or by a security holder;

•	Whether the company cast its vote on the matter;

•	How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding the election of directors); and

•	Whether the company cast its vote for or against management.

Business groups and support partners are responsible for maintaining all records necessary to evidence compliance with this policy. The records must be properly maintained and readily accessible in order to evidence compliance with this policy.

These records include:

•	Proxy Committee Meeting Minutes and Other Materials

•	Analysis and Supporting Materials of Investment Management Personnel Concerning Proxy Decisions and Recommendations

•	Conflicts of Interest Review Documentation, including Conflicts of Interest Forms

•	Client Communications Regarding Proxy Matters

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Records should be retained for a period of not less than five years plus the current year. Records must be retained in an appropriate office of CM for the first two years.

CMA’s Proxy Voting Policy (Appendix A): CMA’S VOTING GUIDELINES

A. The Proxy Committee has adopted the following guidelines for voting proxies:

1. Matters Relating to the Board of Directors/Corporate Governance

CMA generally will vote FOR:

•

Proposals for the election of directors or for an increase or decrease in the number of directors, provided that at least two-thirds of the Board of Directors are, presently or at any time during the previous three-year period, “independent” as defined by applicable regulatory and listing standards.

However, CMA generally will WITHHOLD votes from pertinent director nominees if:

(i) the board as proposed to be constituted would have more than one-third of its members from management;

(ii) the board does not have audit, nominating, and compensation committees composed solely of directors who qualify as being regarded as “independent,” i.e. having no material relationship, directly or indirectly, with the Company, as CMA’s proxy voting agent may determine (subject to the Proxy Committee’s contrary determination of independence or non-independence);

(iii) the nominee, as a member of the audit committee, permitted the company to incur excessive non-audit fees (as defined below regarding other business matters — ratification of the appointment of auditors);

(iv) a director serves on more than six public company boards;

(v) the CEO serves on more than two public company boards other than the company’s board.

On a CASE-BY-CASE basis, CMA may WITHHOLD votes for a director nominee who has failed to observe good corporate governance practices or, through specific corporate action or inaction (e.g. failing to implement policies for which a majority of shareholders has previously cast votes in favor), has demonstrated a disregard for the interests of shareholders.

•

Proposals requesting that the board audit, compensation and/or nominating committee be composed solely of independent directors. The Audit Committee must satisfy the independence and experience requirements established by the Securities and Exchange Commission (“SEC”) and the New York Stock Exchange, or appropriate local requirements for foreign securities. At least one member of the Audit Committee must qualify as a “financial expert” in accordance with SEC rules.

•	Proposals to declassify a board, absent special circumstances that would indicate that shareholder interests are better served by a classified board structure.

CMA generally will vote FOR:

•

Proposals to create or eliminate positions or titles for senior management. CMA generally prefers that the role of Chairman of the Board and CEO be held by different persons unless there are compelling reasons to vote AGAINST a proposal to separate these positions, such as the existence of a counter-balancing governance structure that includes at least the following elements in addition to applicable listing standards:

•	Established governance standards and guidelines.

•	Full board composed of not less than three-fourths “independent” directors, as defined by applicable regulatory and listing standards.

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•	Compensation, as well as audit and nominating (or corporate governance) committees composed entirely of independent directors.

•

A designated or rotating presiding independent director appointed by and from the independent directors with the authority and responsibility to call and preside at regularly and, as necessary, specially scheduled meetings of the independent directors to be conducted, unless the participating independent directors otherwise wish, in executive session with no members of management present.

•

Disclosed processes for communicating with any individual director, the presiding independent director (or, alternatively, all of the independent directors, as a group) and the entire board of directors, as a group.

•

The pertinent class of the Company’s voting securities has out-performed, on a three-year basis, both an appropriate peer group and benchmark index, as indicated in the performance summary table of the Company’s proxy materials. This requirement shall not apply if there has been a change in the Chairman/CEO position within the three-year period.

•	Proposals that grant or restore shareholder ability to remove directors with or without cause.

•	Proposals to permit shareholders to elect directors to fill board vacancies.

•	Proposals that encourage directors to own a minimum amount of company stock.

•	Proposals to provide or to restore shareholder appraisal rights.

•	Proposals to adopt cumulative voting.

•	Proposals for the company to adopt confidential voting.

CMA will generally vote FOR shareholder proposals calling for majority voting thresholds for director elections unless the company has adopted formal corporate governance principles that present a meaningful alternative to the majority voting standard and/or provides an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

CMA generally will vote AGAINST:

•	Proposals to classify boards, absent special circumstances indicating that shareholder interests would be better served by a classified board structure.

•	Proposals that give management the ability to alter the size of the board without shareholder approval.

•	Proposals that provide directors may be removed only by supermajority vote.

•	Proposals to eliminate cumulative voting.

•	Proposals which allow more than one vote per share in the election of directors.

•	Proposals that provide that only continuing directors may elect replacements to fill board vacancies.

•	Proposals that mandate a minimum amount of company stock that directors must own.

•	Proposals to limit the tenure of non-management directors.

CMA will vote on a CASE-BY-CASE basis in contested elections of directors.

CMA generally will vote on a CASE-BY-CASE basis on board approved proposals relating to corporate governance. Such proposals include, but are not limited to:

•	Reimbursement of proxy solicitation expenses taking into consideration whether or not CMA was in favor of the dissidents.

•

Proxy contest advance notice. CMA generally will vote FOR proposals that allow shareholders to submit proposals as close to the meeting date as possible while allowing for sufficient time for Company response, SEC review, and analysis by other shareholders.

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CMA will vote on a CASE-BY-CASE basis to indemnify directors and officers, and AGAINST proposals to indemnify external auditors.

CMA will vote FOR the indemnification of internal auditors, unless the costs associated with the approval are not disclosed.

2. Compensation

CMA generally will vote FOR management sponsored compensation plans (such as bonus plans, incentive plans, stock option plans, pension and retirement benefits, stock purchase plans or thrift plans) if they are consistent with industry and country standards. However, CMA generally is opposed to compensation plans that substantially dilute ownership interest in a company, provide participants with excessive awards, or have objectionable structural features. Specifically, for equity-based plans, if the proposed number of shares authorized for option programs (excluding authorized shares for expired options) exceeds an average of 5% of the currently outstanding shares over the previous three years or an average of 3% over the previous three years for directors only, the proposal should be referred to the Proxy Committee. The Committee will then consider the circumstances surrounding the issue and vote in the best interest of CMA’s clients. CMA requires that management provide substantial justification for the repricing of options.

CMA generally will vote FOR:

•	Proposals requiring that executive severance arrangements be submitted for shareholder ratification.

•	Proposals asking a company to expense stock options.

•	Proposals to put option repricings to a shareholder vote.

•

Employee stock purchase plans that have the following features: (i) the shares purchased under the plan are acquired for no less than 85% of their market value, (ii) the offering period under the plan is 27 months or less, and (iii) dilution is 10% or less.

•	Proposals for the remuneration of auditors if no more than 25% of the compensation costs comes from non audit activity.

CMA generally will vote AGAINST:

•	Stock option plans that permit issuance of options with an exercise price below the stock’s current market price, or that permit replacing or repricing of out-of-the money options.

•	Proposals to authorize the replacement or repricing of out-of-the money options.

•

Proposals requesting that plan administrators have advance authority to amend the terms of a plan without detailed disclosure of the specific amendments. When sufficient details are provided on the amendments permitted by the advance authority, CMA will recommend on such proposals on a CASE-BY-CASE basis

CMA will vote on a CASE-BY-CASE basis proposals regarding approval of specific executive severance arrangements.

3. Capitalization

CMA generally will vote FOR:

•

Proposals to increase the authorized shares for stock dividends, stock splits (and reverse stock splits) or general issuance, unless proposed as an anti-takeover measure or a general issuance proposal increases the authorization by more than 30% without a clear need presented by the company. Proposals for reverse stock splits should include an overall reduction in authorization.

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For companies recognizing preemptive rights for existing shareholders, CMA generally will vote FOR general issuance proposals that increase the authorized shares by more than 30%. CMA will vote on a CASE-BY-CASE basis all such proposals by companies that do not recognize preemptive rights for existing shareholders.

•	Proposals for the elimination of authorized but unissued shares or retirement of those shares purchased for sinking fund or treasury stock.

•	Proposals to institute/renew open market share repurchase plans in which all shareholders may participate on equal terms.

•	Proposals to reduce or change the par value of common stock, provided the number of shares is also changed in order to keep the capital unchanged.

CMA will evaluate on a CASE-BY-CASE basis proposals regarding:

•

Management proposals that allow listed companies to de-list and terminate the registration of their common stock. CMA will determine whether the transaction enhances shareholder value by giving consideration to:

•	Whether the company has attained benefits from being publicly traded.

•	Cash-out value

•	Balanced interests of continuing vs. cashed-out shareholders

•	Market reaction to public announcement of transaction

4. Mergers, Restructurings and Other Transactions

CMA will review, on a CASE-BY-CASE basis, business transactions such as mergers, acquisitions, reorganizations, liquidations, spinoffs, buyouts and sale of all or substantially all of a company’s assets.

5. Anti-Takeover Measures

CMA generally will vote AGAINST proposals intended largely to avoid acquisition prior to the occurrence of an actual event or to discourage acquisition by creating a cost constraint. With respect to the following measures, CMA generally will vote as follows:

Poison Pills

•	CMA votes FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

•	CMA generally votes FOR shareholder proposals to eliminate a poison pill.

•	CMA generally votes AGAINST management proposals to ratify a poison pill.

Greenmail

•	CMA will vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or to otherwise restrict a company’s ability to make greenmail payments.

Supermajority vote

•

CMA will vote AGAINST board-approved proposals to adopt anti-takeover measures such as supermajority voting provisions, issuance of blank check preferred stock, the creation of a separate class of stock with disparate voting rights and charter amendments adopting control share acquisition provisions.

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Control Share Acquisition Provisions

•	CMA will vote FOR proposals to opt out of control share acquisition statutes.

6. Other Business Matters

CMA generally will vote FOR:

•	Bylaw amendments giving holders of at least 25% of outstanding common stock the ability to call a special meeting of stockholders.

•	Board governance document amendments or other proposals which give the lead independent director the authority to call special meetings of the independent directors at any time.

CMA will review, on a CASE-BY-CASE basis, proposals for Bylaw amendments giving minority shareholders the ability to call a special meeting of stockholders.

CMA generally will vote FOR:

•	Proposals to approve routine business matters such as changing the company’s name and procedural matters relating to the shareholder meeting such as approving the minutes of a prior meeting.

•	Proposals to ratify the appointment of auditors, unless any of the following apply in which case CMA will generally vote AGAINST the proposal:

•	Credible reason exists to question:

•	The auditor’s independence, as determined by applicable regulatory requirements.

•	The accuracy or reliability of the auditor’s opinion as to the company’s financial position.

•

Fees paid to the auditor or its affiliates for “non-audit” services were excessive, i.e., in excess of the total fees paid for “audit,” “audit-related” and “tax compliance” and/or “tax return preparation” services, as disclosed in the company’s proxy materials.

•	Bylaw or charter changes that are of a housekeeping nature (e.g., updates or corrections).

•	Proposals to approve the annual reports and accounts provided the certifications required by the Sarbanes Oxley Act of 2002 have been provided.

CMA generally will vote AGAINST:

•	Proposals to eliminate the right of shareholders to act by written consent or call special meetings.

•

Proposals providing management with authority to adjourn an annual or special shareholder meeting absent compelling reasons, or to adopt, amend or repeal bylaws without shareholder approval, or to vote unmarked proxies in favor of management.

•	Shareholder proposals to change the date, time or location of the company’s annual meeting of shareholders.

CMA will vote AGAINST:

•	Authorization to transact other unidentified substantive (as opposed to procedural) business at a meeting.

CMA will vote on a CASE-BY-CASE basis:

•

Proposals to change the location of the company’s state of incorporation. CMA considers whether financial benefits (e.g., reduced fees or taxes) likely to accrue to the company as a result of a reincorporation or other change of domicile outweigh any accompanying material diminution of shareholder rights.

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•	Proposals on whether and how to vote on “bundled” or otherwise conditioned proposals, depending on the overall economic effects upon shareholders.

CMA generally will ABSTAIN from voting on shareholder proposals predominantly involving social, socio-economic, environmental, political or other similar matters on the basis that their impact on share value can rarely be anticipated with any high degree of confidence. CMA may, on a CASE-BY-CASE basis, vote:

•

FOR proposals seeking inquiry and reporting with respect to, rather than cessation or affirmative implementation of, specific policies where the pertinent issue warrants separate communication to shareholders; and

•

FOR or AGAINST the latter sort of proposal in light of the relative benefits and detriments (e.g. distraction, costs, other burdens) to share value which may be expected to flow from passage of the proposal.

7. Other Matters Relating to Foreign Issues

CMA generally will vote FOR:

•	Most stock (scrip) dividend proposals. CMA votes AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

•	Proposals to capitalize the company’s reserves for bonus issues of shares or to increase the par value of shares.

•	Proposals to approve control and profit transfer agreements between a parent and its subsidiaries.

•

Management proposals seeking the discharge of management and supervisory board members, unless there is concern about the past actions of the company’s auditors/directors and/or legal action is being taken against the board by other shareholders.

•

Management proposals concerning allocation of income and the distribution of dividends, unless the dividend payout ratio has been consistently below 30 percent without adequate explanation or the payout is excessive given the company’s financial position.

•	Proposals for the adoption of financing plans if they are in the best economic interests of shareholders.

CMA will evaluate management proposals to approve protective preference shares for Netherlands located company-friendly foundations proposals on a CASE-BY-CASE basis and will only support resolutions if:

•	The supervisory board needs to approve an issuance of shares while the supervisory board is independent within the meaning of CMA’ categorization rules and the Dutch Corporate Governance Code.

•	No call/put option agreement exists between the company and the foundation.

•	There is a qualifying offer clause or there are annual management and supervisory board elections.

•	The issuance authority is for a maximum of 18 months.

•	The board of the company-friendly foundation is independent.

•	The company has disclosed under what circumstances it expects to make use of the possibility to issue preference shares.

•	There are no priority shares or other egregious protective or entrenchment tools.

•	The company releases its proxy circular, with details of the poison pill proposal, at least three weeks prior to the meeting.

•	Art 2:359c Civil Code of the legislative proposal has been implemented.

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8. Investment Company Matters

Election of Directors:

CMA will vote on a CASE-BY-CASE basis proposals for the election of directors, considering the following factors:

•	Board structure

•	Attendance at board and committee meetings.

CMA will WITHHOLD votes from directors who:

•

Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day’s meetings, votes should not be withheld even if such absence dropped the director’s attendance below 75 percent.

•	Ignore a shareholder proposal that is approved by a majority of shares outstanding;

•	Ignore a shareholder proposal this is approved by a majority of the votes cast for two consecutive years;

•	Are interested directors and sit on the audit or nominating committee; or

•	Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

Proxy Contests:

CMA will vote on a CASE-BY-CASE basis proposals for proxy contests, considering the following factors:

•	Past performance relative to its peers

•	Market in which fund invests

•	Measures taken by the board to address the pertinent issues (e.g., closed-end fund share market value discount to NAV)

•	Past shareholder activism, board activity and votes on related proposals

•	Strategy of the incumbents versus the dissidents

•	Independence of incumbent directors; director nominees

•	Experience and skills of director nominees

•	Governance profile of the company

•	Evidence of management entrenchment

Converting a Closed-end Fund to an Open-end Fund:

CMA will vote conversion proposals on a CASE-BY-CASE basis, considering the following factors:

•	Past performance as a closed-end fund

•	Market in which the fund invests

•	Measures taken by the board to address the discount

•	Past shareholder activism, board activity, and votes on related proposals.

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Investment Advisory Agreements:

CMA will vote investment advisory agreements on a CASE-BY-CASE basis, considering the following factors:

•	Proposed and current fee schedules

•	Fund category/investment objective

•	Performance benchmarks

•	Share price performance as compared with peers

•	Resulting fees relative to peers

•	Assignments (where the adviser undergoes a change of control)

Approving New Classes or Series of Shares:

CMA will vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals:

CMA will vote on a CASE-BY-CASE basis proposals for the authorization for or increase in the preferred shares, considering the following factors:

•	Stated specific financing purpose

•	Possible dilution for common shares

•	Whether the shares can be used for antitakover purposes

Policies Addressed by the Investment Company Act of 1940 (“1940 Act”):

CMA will vote proposals regarding adoption or changes of policies addressed by the 1940 Act on a CASE-BY-CASE basis, considering the following factors:

•	Potential competitiveness

•	Regulatory developments

•	Current and potential returns

•	Current and potential risk

CMA generally will vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with current SEC interpretations.

Changing a Fundamental Restriction to a Non-fundamental Restriction:

CMA will vote on a CASE-BY-CASE basis proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

•	Fund’s target investments

•	Reasons given by the fund for the change

•	Projected impact of the change on the portfolio

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Change Fundamental Investment Objective to Non-fundamental:

CMA will vote AGAINST proposals to change a fund’s investment objective from fundamental to non-fundamental unless management acknowledges meaningful limitations upon its future requested ability to change the objective.

Name Change Proposals:

CMA will vote on a CASE-BY-CASE basis proposals to change a fund’s name, considering the following factors:

•	Political/economic changes in the target market

•	Consolidation in the target market

•	Current asset composition

Change in Fund’s Subclassification:

CMA will vote on a CASE-BY-CASE basis proposals to change a fund’s subclassification, considering the following factors:

•	Potential competitiveness

•	Current and potential returns

•	Risk of concentration

•	Consolidation in target industry

Disposition of Assets/Termination/Liquidation:

CMA will vote on a CASE-BY-CASE basis these proposals, considering the following factors:

•	Strategies employed to salvage the company

•	Past performance of the fund

•	Terms of the liquidation

Changes to the Charter Document:

CMA will vote on a CASE-BY-CASE basis proposals to change the charter document, considering the following factors:

•	The degree of change implied by the proposal

•	The efficiencies that could result

•	The state of incorporation; net effect on shareholder rights

•	Regulatory standards and implications

CMA will vote FOR:

•

Proposals allowing the Board to impose, without shareholder approval, fees payable upon redemption of fund shares, provided imposition of such fees is likely to benefit long-term fund investors (e.g., by deterring market timing activity by other fund investors)

•

Proposals enabling the Board to amend, without shareholder approval, the fund’s management agreement(s) with its investment adviser(s) or sub-advisers, provided the amendment is not required by applicable law (including the Investment Company Act of 1940) or interpretations thereunder to require such approval

B-15

CMA will vote AGAINST:

•	Proposals enabling the Board to:

•	Change, without shareholder approval the domicile of the fund

•	Adopt, without shareholder approval, material amendments of the fund’s declaration of trust or other organizational document

Changing the Domicile of a Fund:

CMA will vote on a CASE-BY-CASE basis proposals to reincorporate, considering the following factors:

•	Regulations of both states

•	Required fundamental policies of both states

•	The increased flexibility available

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval:

CMA will vote FOR proposals to enable the Board or Investment Adviser to hire and terminate sub-advisers, without shareholder approval, in accordance with applicable rules or exemptive orders under the Investment Company Act of 1940.

Distribution Agreements:

CMA will vote these proposals on a CASE-BY-CASE basis, considering the following factors:

•	Fees charged to comparably sized funds with similar objectives

•	The proposed distributor’s reputation and past performance

•	The competitiveness of the fund in the industry

•	Terms of the agreement

Master-Feeder Structure:

CMA will vote FOR the establishment of a master-feeder structure.

Mergers:

CMA will vote merger proposals on a CASE-BY-CASE basis, considering the following factors:

•	Resulting fee structure

•	Performance of both funds

•	Continuity of management personnel

•	Changes in corporate governance and their impact on shareholder rights

Shareholder Proposals to Establish Director Ownership Requirement:

CMA will generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While CMA favors stockownership on the part of directors, the company should determine the appropriate ownership requirement.

Shareholder Proposals to Reimburse Shareholder for Expenses Incurred:

CMA will vote on a CASE-BY-CASE basis proposals to reimburse proxy solicitation expenses.

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Shareholder Proposals to Terminate the Investment Adviser:

CMA will vote on a CASE-BY-CASE basis proposals to terminate the investment adviser, considering the following factors:

•	Performance of the fund’s NAV

•	The fund’s history of shareholder relations

•	The performance of other funds under the adviser’s management

CMA’s Proxy Voting Policy (Appendix B): Conflicts of Interest Disclosure and Certification Form

Conflict Review Questionnaire for Proxy Voting Working Group Members and Other Individuals Participating in the Proxy Voting Decision-Making Process.

Instructions: Please complete each of the questions. Please provide an explanation for any affirmative responses. Return the completed questionnaire to Columbia Management Conflicts of Interest Officer.

Issuer and Proxy Matter:

1.	Do you or any member of your immediate family have an existing (or potential) business, financial, personal or other relationship with any management personnel of the issuer[1]?

2.	Do you or any member of your immediate family have an existing (or potential) business, financial, personal or other relationship with any person participating, supporting, opposing or otherwise connected with the particular proxy proposal (e.g., principals of the issuer; director nominees of issuer company; shareholder activists)?

3.	Have you discussed this particular proxy proposal with anyone outside of Columbia Management’s investment group[2]?

4.	Are you aware of any other potential personal conflicts of interest not described above? Please detail below.

Name:
Signed:
Date:

[1]	Personal investing in the issuer by you or a member of your immediate family does not require an affirmative response to this item.
[2]	Communications with issuer or solicitors in the regular course of business would not have to be disclosed on this form.

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CMA’s Proxy Voting Policy (Appendix C): CMA Proxy Vote Recommendation/ Proxy Committee Request Form

Name of Investment Associate:

Company Name:

Cutoff Date and Meeting Date:

Proxy Agenda Item:

Description of Item:

(The above information will be pre-populated by the Proxy Department.)

Recommendation (Check One):

            FOR

            AGAINST

            WITHHOLD

            ABSTAIN

Brief rationale:

Please attach any supporting information other than analysis or reports provided by the Proxy Department.

Signed

By signing, I am certifying that I either have no conflicts of interest-related information to report or have sent a completed “Conflicts of Interest Disclosure and Certification Form” to Compliance Risk Management (Conflicts Officer).

Send Completed Forms to:

GWIM Investment Operations — Proxy Department

B-18

Filed pursuant to Rule 497(b).

File no. 333 - 148106.

COLUMBIA FUNDS SERIES TRUST I

Form N-14

Part B

STATEMENT OF ADDITIONAL INFORMATION

January 16, 2008

This Statement of Additional Information (the “SAI”) relates to the proposed acquisition (each a “Merger”) of each “Acquired Fund” set forth below by each corresponding “Acquiring Fund” set forth below. This SAI contains information which may be of interest to shareholders but which is not included in the prospectus/proxy statements dated January 16, 2008 (the “Prospectus/Proxy Statements”) which relate to the Mergers. As described in the Prospectus/Proxy Statements, each Merger would involve the transfer of all the assets of an Acquired Fund to the corresponding Acquiring Fund in exchange for shares of the corresponding Acquiring Fund and the assumption of all the liabilities of the Acquired Fund by the corresponding Acquiring Fund. Each Acquired Fund would distribute the Acquiring Fund shares it receives to its shareholders in complete liquidation of the Acquired Fund. With the exception of International Equity Fund, each Acquired Fund would be the survivor for accounting purposes.

Acquired Funds	Acquiring Funds
Blended Equity Fund	Columbia Blended Equity Fund
Core Bond Fund	Columbia Bond Fund
Emerging Markets Fund	Columbia Emerging Markets Fund
Energy and Natural Resources Fund	Columbia Energy and Natural Resources Fund
Equity Opportunities Fund	Columbia Select Opportunities Fund
Intermediate-Term Bond Fund	Columbia Short-Intermediate Bond Fund
Large Cap Growth Fund	Columbia Select Large Cap Growth Fund
Mid Cap Value and Restructuring Fund	Columbia Mid Cap Value and Restructuring Fund
Pacific/Asia Fund	Columbia Pacific/Asia Fund
Small Cap Fund	Columbia Select Small Cap Fund
Value and Restructuring Fund	Columbia Value and Restructuring Fund
International Fund	Columbia International Growth Fund
International Equity Fund	Columbia International Growth Fund

This SAI is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statements. The Prospectus/Proxy Statements have been filed with the Securities and Exchange Commission and are available upon request and without charge by writing to the Acquiring Funds at One Financial Center, Boston, Massachusetts 02111, or by calling 1-800-708-7953.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Because the Acquiring Funds have not yet begun investment operations, no financial statements are provided for the Acquiring Funds. PricewaterhouseCoopers LLP, 125 High Street, Boston, MA 02110-1707, will be the independent registered public accounting firm for the Acquiring Funds. The audited financial statements for the Acquired Funds incorporated by reference into the Prospectus/Proxy Statement and this SAI have been so included and incorporated in reliance upon the report of PricewaterhouseCoopers LLP, Three Embarcadero Center, San Francisco, CA 94111-4004, given on its authority as an expert in auditing and accounting.

SAI PRIMER

The SAI is a part of the Funds’ registration statement that is filed with the SEC. The registration statement includes the Funds’ prospectuses, the SAI and certain other exhibits. The SAI, and any supplements to it, can be found online at www.columbiafunds.com, or by accessing the SEC’s website at www.sec.gov.

The SAI generally provides additional information about the Funds that is not required to be in the Funds’ prospectuses. The SAI expands discussions of certain matters described in the Funds’ prospectuses and provides certain additional information about the Funds that may be of interest to some investors. Among other things, the SAI provides information about:

•	the organization of the Trust;

•	the Funds’ investments;

•	the Funds’ investment advisor, investment sub-advisor(s) (if any) and other service providers, including roles and relationships of Bank of America and its affiliates, and conflicts of interest;

•	the governance of the Funds;

•	the Funds’ brokerage practices;

•	the share classes offered by the Funds;

•	the purchase, redemption and pricing of Fund shares; and

•	the application of federal income tax laws.

Investors may find this information important and helpful. If you have any questions about the Funds, please call Columbia Funds at 800.345.6611 or contact your financial advisor.

Before reading the SAI, you should consult the Glossary below, which defines certain of the terms used in the SAI.

Glossary

1933 Act	Securities Act of 1933, as amended
1934 Act	Securities Exchange Act of 1934, as amended
1940 Act	Investment Company Act of 1940, as amended
Administration Agreement	The administration agreement between the Trust, on behalf of the Funds, and the Administrator
Administrator	Columbia Management Advisors, LLC
Advisor	Columbia Management Advisors, LLC
AMEX	American Stock Exchange
BAI	Banc of America Investment Services, Inc.
BAS	Banc of America Securities LLC
Bank of America	Bank of America Corporation
BFDS/DST	Boston Financial Data Services, Inc./DST Systems, Inc.
Blended Equity Fund	Columbia Blended Equity Fund
Board	The Trust’s Board of Trustees
Bond Fund	Columbia Bond Fund
CMOs	Collateralized mortgage obligations
Code	Internal Revenue Code of 1986, as amended
Codes of Ethics	The codes of ethics adopted by the Board pursuant to Rule 17j–1 under the 1940Act
Columbia Funds Complex	The mutual fund complex that is comprised of the open-end investment management companies advised by the Advisor or its affiliates and principally underwritten by Columbia Management Distributors, Inc., as that term is defined under Item 12 of Form N–1A

3

Columbia Funds or Columbia Funds Family	The fund complex that is comprised of the open-end investment management companies advised by the Advisor or its affiliates and principally underwritten by Columbia Management Distributors, Inc.

Custodian	State Street Bank and Trust Company

Distributor	Columbia Management Distributors, Inc.

Distribution Agreement	The distribution agreement between the Trust, on behalf of the Funds, and the Distributor

Distribution Plan(s)	One or more of the plans adopted by the Board pursuant to Rule 12b–1 under the 1940 Act for the distribution of the Funds’ shares

Emerging Markets Fund	Columbia Emerging Markets Fund

Energy and Natural Resources Fund	Columbia Energy and Natural Resources Fund

Fitch	Fitch Investors Service, Inc.

FNMA	Federal National Mortgage Association

The Fund(s) or a Fund	One or more of the Acquiring Funds

GNMA	Government National Mortgage Association

Independent Trustees	The Trustees of the Board who are not “interested persons” of the Funds as defined in the 1940 Act

Interested Trustee	The Trustee of the Board who is an “interested person” of the Funds as defined in the 1940 Act

International Growth Fund	Columbia International Growth Fund

Investment Advisory Agreement	The investment advisory agreement between the Trust, on behalf of the Funds, and the Advisor

IRS	United States Internal Revenue Service

LIBOR	London Interbank Offered Rate

Mid Cap Value and Restructuring Fund	Columbia Mid Cap Value and Restructuring Fund

Money Market Fund(s)	One or more of the money market funds in the Columbia Funds Family

Moody’s	Moody’s Investors Service, Inc.

NASDAQ	National Association of Securities Dealers Automated Quotations system

NRSRO	Nationally recognized statistical ratings organization (such as Moody’s, Fitch or S&P)

NSCC	National Securities Clearing Corporation

NYSE	New York Stock Exchange

Pacific/Asia Fund	Columbia Pacific/Asia Fund

Principal Underwriter	Columbia Management Distributors, Inc.

REIT	Real estate investment trust

RIC	A “regulated investment company,” as such term is used in the Internal Revenue Code of 1986, as amended

S&P	Standard & Poor’s Corporation (“Standard & Poor’s” and “S&P” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Advisor. The Columbia Funds are not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Columbia Funds).

SAI	This Statement of Additional Information

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SEC	United States Securities and Exchange Commission

Selling Agent(s)	One or more of the banks, broker/dealers or other financial institutions that have entered into a sales support agreement with the Distributor

Select Large Cap Growth Fund	Columbia Select Large Cap Growth Fund

Select Opportunities Fund	Columbia Select Opportunities Fund

Select Small Cap Fund	Columbia Select Small Cap Fund

Servicing Agent(s)	One or more of the banks, broker/dealers or other financial institutions that have entered into a shareholder servicing agreement with the Distributor

Short-Intermediate Bond Fund	Columbia Short-Intermediate Bond Fund

Transfer Agent	Columbia Management Services, Inc.

Transfer Agency Agreement	The transfer agency agreement between the Trust, on behalf of the Funds, and Columbia Management Services, Inc.

The Trust	Columbia Funds Series Trust I, the registered investment company in the Columbia Funds Family to which this SAI relates

Trustee(s)	One or more of the Board’s Trustees

Value and Restructuring Fund	Columbia Value and Restructuring Fund

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ABOUT THE TRUST

The Trust is a registered investment company under the 1940 Act within the Columbia Funds Family. Columbia Funds offers over 100 mutual funds in all major asset classes, and the Advisor had approximate assets under management of $370.2 billion as of December 31, 2007.

The Trust was organized as a Massachusetts business trust in 1987. On September 23, 2005, the Trust changed its name from Columbia Funds Trust IX to its current name. On October 13, 2003, the Trust changed its name from Liberty-Stein Roe Funds Municipal Trust to Columbia Funds Trust IX.

Each of the Funds represents a separate series of the Trust and is an open-end management investment company. Each of the Funds is a “diversified” fund, except the Energy and Natural Resources Fund, which is a “non-diversified” Fund.

ABOUT THE FUNDS’ INVESTMENTS

The investment objective, principal investment strategies (i.e., as used in this SAI and the corresponding prospectuses, a strategy which generally involves the ability to invest 10% or more of a Fund’s total assets) and related principal investment risks for each Fund are discussed in each Fund’s prospectuses.

Certain Investment Activity Limits

The overall investment and other activities of the Advisor and its affiliates may limit the investment opportunities for each Fund in certain markets where limitations are imposed by regulators upon the amount of investment by affiliated investors, in the aggregate or in individual issuers. From time to time, each Fund’s activities also may be restricted because of regulatory restrictions applicable to the Advisor and its affiliates and/or because of their internal policies. See Investment Advisory and Other Services — Other Roles and Relationships of Bank of America and its Affiliates — Certain Conflicts of Interest.

Fundamental and Non–Fundamental Investment Policies

The following discussion of “fundamental” and “non-fundamental” investment policies and limitations for each Fund supplements the discussion of investment policies in the Fund’s prospectuses. A fundamental policy may be changed only with Board and shareholder approval. A non-fundamental policy may be changed by the Board and does not require shareholder approval, but may require notice to shareholders in certain instances. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding an investment standard, compliance with such percentage limitation or standard will be determined solely at the time of the Fund’s acquisition of such security or asset. Borrowings and other instruments that may give rise to leverage and the restriction on investing in illiquid securities are monitored on an ongoing basis.

Fundamental Investment Policies

The 1940 Act provides that a “vote of a majority of the outstanding voting securities” means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of a Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. The following fundamental investment policies cannot be changed without such a vote.

Each Fund may not, as a matter of fundamental policy:

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1. Underwrite any issue of securities issued by other persons within the meaning of the 1933 Act except when it might be deemed to be an underwriter either: (i) in connection with the disposition of a portfolio security; or (ii) in connection with the purchase of securities directly from the issuer thereof in accordance with the Fund’s investment objective. This restriction shall not limit the Fund’s ability to invest in securities issued by other registered investment companies;

2. Purchase or sell real estate, except each Fund may: (i) purchase securities of issuers which deal or invest in real estate, (ii) purchase securities which are secured by real estate or interests in real estate and (iii) hold and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of securities which are secured by real estate or interests therein;

3. Purchase or sell commodities, except that each Fund may to the extent consistent with its investment objective: (i) invest in securities of companies that purchase or sell commodities or which invest in such programs, (ii) purchase and sell options, forward contracts, futures contracts, and options on futures contracts and (iii) enter into swap contracts and other financial transactions relating to commodities. This limitation does not apply to foreign currency transactions including without limitation forward currency contracts;

4. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States or any of their agencies, instrumentalities or political subdivisions; and (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief;

5. Make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief;

6. Borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief; and

7. Purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (i) up to 25% of its total assets may be invested without regard to these limitations and (ii) a Fund’s assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief.

Non–Fundamental Investment Policies

Permissible Investments and Related Risks

Each Fund’s prospectuses identify and summarize the individual types of securities in which the Fund invests as part of its principal investment strategies and the risks associated with such investments.

The table below identifies for each Fund the types of securities in which it is permitted to invest, including those described in each Fund’s prospectuses. A Fund generally has the ability to invest 10% or more of its total assets in the types of securities described in its prospectuses. To the extent a type of security identified below for a Fund is not described in a Fund’s prospectuses, the Fund generally invests less than 10% of the Fund’s total assets in such security type.

Information about individual types of securities (including certain of their associated risks) in which some or all of the Funds may invest is set forth below. Each Fund’s investment in these types of securities is subject to its investment objective and fundamental and non-fundamental investment policies.

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Permissible Fund Investments

Investment Type	Blended Equity Fund	Emerging Markets Fund	Energy and Natural Resources Fund	International Growth Fund	Select Large Cap Growth Fund	Pacific/Asia Fund
Asset-Backed Securities	X	X	X	X	X	X
Bank Obligations
Domestic	X	X	X	X	X	X
Foreign	X	X	X	X	X	X
Common Stock	X	X	X	X	X	X
Convertible Securities	X	X	X	X	X	X
Corporate Debt Securities	X	X	X	X	X	X
Custody Receipts and Trust Certificates	X	X	X	X	X	X
Derivatives
Index or Linked Securities (Structured Products)	X	X	X	X	X	X
Futures Contracts and Options on Futures Contracts	X	X	X	X	X	X
Stock Options and Stock Index Options	X	X	X	X	X	X
Swap Agreements	X	X	X	X	X	X
Dollar Rolls	X	X	X	X	X	X
Foreign Currency Transactions	X	X	X	X	X	X
Foreign Securities	X	X	X	X	X	X
Guaranteed Investment Contracts	X	X	X	X	X	X
Investing in a Master Portfolio	X	X	X	X	X	X
Illiquid Securities	X	X	X	X	X	X
Investments in Other Investment Companies	X	X	X	X	X	X
Low and Below Investment Grade Securities	X	X	X	X	X	X
Money Market Instruments	X	X	X	X	X	X
Mortgage-Backed Securities	X	X	X	X	X	X
Municipal Securities	X	X	X	X	X	X
Participation Interests	X	X	X	X	X	X
Preferred Stock	X	X	X	X	X	X
Private Placement and Other Restricted Securities	X	X	X	X	X	X
Real Estate Investment Trusts and Master Limited Partnerships	X	X	X	X	X	X
Repurchase Agreements	X	X	X	X	X	X
Reverse Repurchase Agreements	X	X	X	X	X	X
Standby Commitments	X	X	X	X	X	X
Stripped Securities	X	X	X	X	X	X
U.S. Government and Related Obligations	X	X	X	X	X	X
Variable– and Floating-Rate Obligations	X	X	X	X	X	X
Warrants and Rights	X	X	X	X	X	X
When-Issued, Delayed Delivery and Forward Commitment Transactions	X	X	X	X	X	X
Zero-Coupon, Pay-in-Kind and Step-Coupon Securities	X	X	X	X	X	X

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Investment Type	Select Small Cap Fund	Value and Restructuring Fund	Bond Fund	Short- Itermediate Bond Fund	Select Opportunities Fund	Mid Cap Value and Restructuring Fund
Asset-Backed Securities	X	X	X	X	X	X
Bank Obligations
Domestic	X	X	X	X	X	X
Foreign	X	X	X	X	X	X
Common Stock	X	X	X	X	X	X
Convertible Securities	X	X	X	X	X	X
Corporate Debt Securities	X	X	X	X	X	X
Custody Receipts and Trust Certificates	X	X	X	X	X	X
Derivatives
Index or Linked Securities (Structured Products)	X	X	X	X	X	X
Futures Contracts and Options on Futures Contracts	X	X	X	X	X	X
Stock Options and Stock Index Options	X	X	X	X	X	X
Swap Agreements	X	X	X	X	X	X
Dollar Rolls	X	X	X	X	X	X
Foreign Currency Transactions	X	X	X	X	X	X
Foreign Securities	X	X	X	X	X	X
Guaranteed Investment Contracts	X	X	X	X	X	X
Investing in a Master Portfolio	X	X	X	X	X	X
Illiquid Securities	X	X	X	X	X	X
Investments in Other Investment Companies	X	X	X	X	X	X
Low and Below Investment Grade Securities	X	X	X	X	X	X
Money Market Instruments	X	X	X	X	X	X
Mortgage-Backed Securities	X	X	X	X	X	X
Municipal Securities	X	X	X	X	X	X
Participation Interests	X	X	X	X	X	X
Preferred Stock	X	X	X	X	X	X
Private Placement and Other Restricted Securities	X	X	X	X	X	X
Real Estate Investment Trusts and Master Limited Partnerships	X	X	X	X	X	X
Repurchase Agreements	X	X	X	X	X	X
Reverse Repurchase Agreements	X	X	X	X	X	X
Standby Commitments	X	X	X	X	X	X
Stripped Securities	X	X	X	X	X	X
U.S. Government and Related Obligations	X	X	X	X	X	X
Variable–and Floating-Rate Obligations	X	X	X	X	X	X
Warrants and Rights	X	X	X	X	X	X
When-Issued, Delayed Delivery and Forward Commitment Transactions	X	X	X	X	X	X
Zero-Coupon, Pay-in-Kind and Step-Coupon Securities	X	X	X	X	X	X

Asset-Backed Securities

Asset-backed securities represent interests in, or debt instruments that are backed by, pools of various types of assets that generate cash payments generally over fixed periods of time. Such securities entitle the security holders to receive distributions that are tied to the payments made on the underlying assets (less fees paid to the originator, servicer, or other parties, and fees paid for credit enhancement), so that the payments made on the underlying assets effectively pass through to such security holders. Asset-backed securities typically are created by an originator of loans or owner of accounts receivable that sells such underlying assets to a special purpose entity in

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a process called a securitization. The special purpose entity issues securities that are backed by the payments on the underlying assets, and have a minimum denomination and specific term. These securities, in turn, are either privately placed or publicly offered.

Investing in asset-backed securities is subject to certain risks. For example, the value of asset-backed securities may be affected by, among other factors, changes in: interest rates, the market’s assessment of the quality of underlying assets, the creditworthiness of the servicer for the underlying assets, information concerning the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments, or other credit enhancement. The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement.

Declining or low interest rates may lead to a more rapid rate of repayment on the underlying assets, resulting in accelerated payments on asset-backed securities that then would be reinvested at a lesser rate of interest. Rising or high interest rates tend to lead to a slower rate of repayment on the underlying assets, resulting in slower than expected payments on asset-backed securities that can, in turn, lead to a decline in value. The impact of changing interest rates on the value of asset-backed securities may be difficult to predict and result in greater volatility. Holders of asset-backed securities generally have no recourse against the originator of the underlying assets in the event of a default on the underlying assets.

Bank Obligations (Domestic and Foreign)

Bank obligations include certificates of deposit, bankers’ acceptances, time deposits and promissory notes that earn a specified rate of return and may be issued by (i) a domestic branch of a domestic bank, (ii) a foreign branch of a domestic bank, (iii) a domestic branch of a foreign bank or (iv) a foreign branch of a foreign bank.

Certificates of deposit, or so-called CDs, typically are interest-bearing debt instruments issued by banks and have maturities ranging from a few weeks to several years. Banker’s acceptances are time drafts drawn on and accepted by banks and are a customary means of effecting payment for merchandise sold in import-export transactions and a general source of financing. Yankee dollar certificates of deposit are negotiable CDs issued in the United States by branches and agencies of foreign banks. Eurodollar certificates of deposit are CDs issued by foreign (mainly European) banks with interest and principal paid in U.S. dollars. Such CDs typically have maturities of less than two years and have interest rates that typically are pegged to the London Interbank Offered Rate or LIBOR. A time deposit can be either a savings account or CD that is an obligation of a financial institution for a fixed term. Typically, there are penalties for early withdrawals of time deposits. Promissory notes are written commitments of the maker to pay the payee a specified sum of money either on demand or at a fixed or determinable future date, with or without interest.

Bank investment contracts are issued by banks. Pursuant to such contracts, a Fund may make cash contributions to a deposit fund of a bank. The bank then credits to the Fund payments at floating or fixed interest rates. A Fund also may hold funds on deposit with its custodian for temporary purposes.

Investing in bank obligations is subject to certain risks. Certain bank obligations, such as some CDs, are insured by the Federal Deposit Insurance Company (FDIC) up to certain specified limits. Many other bank obligations, however, are neither guaranteed nor insured by the FDIC or the U.S. Government. These bank obligations are “backed” only by the creditworthiness of the issuing bank or parent financial institution. Domestic and foreign banks are subject to different governmental regulation. Accordingly, certain obligations of foreign banks, including Eurodollar and Yankee dollar obligations, involve different investment risks than those affecting obligations of domestic banks, including, among others, the possibilities that: (i) their liquidity could be impaired because of political or economic developments; (ii) the obligations may be less marketable than comparable obligations of domestic banks; (iii) a foreign jurisdiction might impose withholding and other taxes at high levels on interest income; (iv) foreign deposits may be seized or nationalized; (v) foreign governmental restrictions such as exchange controls may be imposed, which could adversely affect the payment of principal or interest on those obligations; (vi) there may be less publicly available information concerning foreign banks issuing the obligations; and (vii) the reserve requirements and accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to domestic banks. Foreign banks generally are not subject to examination by any U.S. Government agency or instrumentality.

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Common Stock

Common stock represents a unit of equity ownership of a corporation. Owners typically are entitled to vote on the selection of directors and other important corporate governance matters, and to receive dividend payments, if any, on their holdings. However, ownership of common stock does not entitle owners to participate in the day-to-day operations of the corporation. Common stocks of domestic and foreign public corporations can be listed, and their shares traded, on domestic stock exchanges, such as the NYSE, AMEX or the Nasdaq Stock Market. Domestic and foreign corporations also may have their shares traded on foreign exchanges, such as the London Stock Exchange or Tokyo Stock Exchange.

Investing in common stocks is subject to certain risks. Stock market risk, for example, is the risk that the value of such stocks, like the broader stock markets, may decline over short or even extended periods of time, perhaps substantially or unexpectedly. Domestic and foreign stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. The value of individual stocks will rise and fall based on factors specific to each company, such as changes in earnings or management, as well as general economic and market factors.

If a corporation is liquidated, the claims of secured and unsecured creditors and owners of debt securities and “preferred” stock take priority over the claims of those who own common stock.

Investing in common stocks also poses risks applicable to the particular type of company issuing the common stock. For example, stocks of smaller companies tend to have greater price swings than stocks of larger companies because, among other things, they trade less frequently and in lower volumes, are more susceptible to changes in economic conditions, may be more reliant on singular products or services and are more vulnerable to larger competitors. Common stocks of these types of companies may have a higher potential for gains, but also may be subject to greater risk of loss.

Investing in common stocks also poses risks applicable to a particular industry, such as technology, financial services, consumer goods or natural resources (e.g., oil and gas). To some extent, the prices of common stocks tend to move by industry sector. When market conditions favorably affect, or are expected favorably to affect, an industry, the share prices of the common stocks of companies in that industry tend to rise. Conversely, negative news or a poor outlook for a particular industry can cause the share prices of the common stocks of companies in that industry to decline quickly.

Convertible Securities

Convertible securities include bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the conversion price). As such, convertible securities combine the investment characteristics of debt securities and equity securities but typically retain the investment characteristics of debt securities until they have been converted. A holder of convertible securities is entitled to receive the income of a bond, debenture or note or the dividend of a preferred stock until the conversion privilege is exercised. The market value of convertible securities generally is a function of, among other factors, interest rates, the rates of return of similar nonconvertible securities and the financial strength of the issuer. The market value of convertible securities tends to decline as interest rates rise and, conversely, to rise as interest rates decline. However, a convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than its conversion price. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the rate of return of the convertible security. Because both interest rate and market movements can influence their value, convertible securities generally are not as sensitive to changes in interest rates as similar debt securities nor generally are they as sensitive to changes in share price as their underlying common stock.

Investing in convertible securities is subject to certain risks. Certain convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid and, therefore, may be more difficult to resell in a timely fashion or for a fair price, which could result in investment

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losses. Certain convertible securities may have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities (of the same or a different issuer) at a specified date and a specified exchange ratio. Certain convertible securities may be convertible at the option of the issuer, which may require a holder to convert the security into the underlying common stock, even at times when the value of the underlying common stock or other equity security has declined substantially.

In addition, some convertible securities may be rated below investment grade or may not be rated and, therefore, may be considered speculative investments. Companies that issue convertible securities frequently are small- and mid-capitalization companies and, accordingly, carry the risks associated with such companies. In addition, the credit rating of a company’s convertible securities generally is lower than that of its conventional debt securities. Convertible securities are senior to equity securities and have a claim to the assets of an issuer prior to the holders of the issuer’s common stock in the event of liquidation but generally are subordinate to similar non-convertible debt securities of the same issuer. Some convertible securities are particularly sensitive to changes in interest rates when their predetermined conversion price is much higher than the price for the issuing company’s common stock.

Corporate Debt Securities

Corporate debt securities are fixed income securities typically issued by businesses to finance their operations. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their interest rates, maturity dates and secured or unsecured status. Commercial paper has the shortest term and usually is unsecured. The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment grade or below investment grade and may carry fixed, variable or floating rates of interest.

Extendible commercial notes (ECNs) are very similar to commercial paper except that with ECNs, the issuer has the option to extend the notes’ maturity. ECNs are issued at a discount rate, with an initial redemption of not more than 90 days from the date of issue. If ECNs are not redeemed by the issuer on the initial redemption date, the issuer will pay a premium (step-up) rate based on the ECN’s credit rating at the time.

Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of issuers, corporate debt securities can have widely varying risk/return profiles. For example, commercial paper issued by a large established domestic corporation that is rated by an NRSRO as investment grade may have a relatively modest return on principal but present relatively limited risk. On the other hand, a long-term corporate note issued, for example, by a small foreign corporation from an emerging market country that has not been rated by an NRSRO may have the potential for relatively large returns on principal but carries a relatively high degree of risk.

Investing in corporate debt securities is subject to certain risks including, among others, credit and interest rate risk. Credit risk is the risk that a Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it becomes due. Some corporate debt securities that are rated below investment grade by an NRSRO generally are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than and, therefore, may be paid in full before, lower ranking (subordinated) securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than do corporate debt securities with shorter terms.

Custody Receipts and Trust Certificates

Custody receipts and trust certificates are derivative products that evidence direct ownership in a pool of securities. Typically, a sponsor will deposit a pool of securities with a custodian in exchange for custody receipts evidencing interests in those securities. The sponsor generally then will sell the custody receipts or trust certificates

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in negotiated transactions at varying prices. Each custody receipt or trust certificate evidences the individual securities in the pool and the holder of a custody receipt or trust certificate generally will have all the rights and privileges of owners of those securities.

Investing in custody receipts and trust certificates is subject to certain risks. Custody receipts and trust certificates generally are subject to the same risks as the securities evidenced by the receipts or certificates. Custody receipts and trust certificates also may be less liquid than the underlying securities.

Derivatives

General

Derivatives are financial instruments whose values are based on (or “derived” from) traditional securities (such as a stock or a bond), assets (such as a commodity, like gold), reference rates (such as LIBOR) or market indices (such as the S&P 500 Index). Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indices, are traded on regulated exchanges. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Non-standardized derivatives, on the other hand, tend to be more specialized or complex, and may be harder to value. Derivatives afford leverage and, when used properly, can enhance returns and be useful in hedging portfolios. Some common types of derivatives include futures; options; options on futures; forward foreign currency exchange contracts; forward contracts on securities and securities indices; linked securities and structured products; CMOs; stripped securities; warrants; swap agreements and swaptions.

A Fund may use derivatives for a variety of reasons, including, for example: (i) to enhance its return; (ii) to attempt to protect against possible changes in the market value of securities held in or to be purchased for its portfolio resulting from securities markets or currency exchange rate fluctuations (i.e., to hedge); (iii) to protect its unrealized gains reflected in the value of its portfolios securities; (iv) to facilitate the sale of such securities for investment purposes; (v) to reduce transaction costs; and/or (vi) to manage the effective maturity or duration of its portfolio.

A Fund’s use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying security, asset, index or reference rate, which may be magnified by certain features of the derivatives. These risks are heightened when a Fund uses derivatives to enhance its return or as a substitute for a position or security, rather than solely to hedge or offset the risk of a position or security held by a Fund. There is also a risk that the derivative will not correlate well with the security for which it is substituting. A Fund’s use of derivatives to leverage risk also may exaggerate a loss, potentially causing a Fund to lose more money than if it had invested in the underlying security, or limit a potential gain. The success of management’s derivative strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying security, asset, index or reference rate and the derivative itself, without necessarily the benefit of observing the performance of the derivative under all possible market conditions. Other risks arise from a Fund’s potential inability to terminate or sell its derivative positions as a liquid secondary market for such positions may not exist at times when a Fund may wish to terminate or sell them. Over-the-counter instruments (investments not traded on an exchange) may be illiquid. Derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. Also, with some derivative strategies there is the risk that a Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether. The use of derivatives may also increase the amount and accelerate the timing of taxes payable by shareholders.

A Fund may use any or all of the above investment techniques and may purchase different types of derivative instruments at any time and in any combination. There is no particular strategy that dictates the use of one technique over another, as the use of derivatives is a function of numerous variables, including market conditions.

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Index or Linked Securities (Structured Products)

General. Indexed or linked securities, also often referred to as “structured products,” are instruments that may have varying combinations of equity and debt characteristics. These instruments are structured to recast the investment characteristics of the underlying security or reference asset. If the issuer is a unit investment trust or other special purpose vehicle, the structuring will typically involve the deposit with or purchase by such issuer of specified instruments (such as commercial bank loans or securities) and/or the execution of various derivative transactions, and the issuance by that entity of one or more classes of securities (structured securities) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments.

Indexed and Inverse Floating Rate Securities. A Fund may invest in securities that provide a potential return based on a particular index of value or interest rates. For example, a Fund may invest in securities that pay interest based on an index of interest rates. The principal amount payable upon maturity of certain securities also may be based on the value of the index. To the extent a Fund invests in these types of securities, a Fund’s return on such securities will rise and fall with the value of the particular index: that is, if the value of the index falls, the value of the indexed securities owned by a Fund will fall. Interest and principal payable on certain securities may also be based on relative changes among particular indices.

A Fund may also invest in so-called “inverse floaters” or “residual interest bonds” on which the interest rates vary inversely with a floating rate (which may be reset periodically by a dutch auction, a remarketing agent, or by reference to a short-term tax-exempt interest rate index). A Fund may purchase synthetically-created inverse floating rate bonds evidenced by custodial or trust receipts. Generally, income on inverse floating rate bonds will decrease when interest rates increase, and will increase when interest rates decrease. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate that is a multiple of the rate at which fixed-rate securities increase or decrease in response to such changes. As a result, the market values of such securities will generally be more volatile than the market values of fixed-rate securities. To seek to limit the volatility of these securities, a Fund may purchase inverse floating obligations that have shorter-term maturities or that contain limitations on the extent to which the interest rate may vary. Certain investments in such obligations may be illiquid. A Fund may invest in indexed and inverse securities for hedging purposes or to seek to increase returns. When used for hedging purposes, indexed and inverse securities involve correlation risk. Furthermore, where such a security includes a contingent liability, in the event of an adverse movement in the underlying index or interest rate, a Fund may be required to pay substantial additional margin to maintain the position.

Credit Linked Securities. Among the income producing securities in which a Fund may invest are credit linked securities. The issuers of these securities frequently are limited purpose trusts or other special purpose vehicles that, in turn, invest in a derivative instrument or basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain fixed income markets. For instance, a Fund may invest in credit linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income producing securities are not available.

Like an investment in a bond, investments in these credit linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on or linked to the issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and/or principal that a Fund would receive. A Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. These securities generally are exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

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Index-, Commodity-, Currency- and Equity-Linked Securities. “Index-linked” or “commodity-linked” notes are debt securities of companies that call for interest payments and/or payment at maturity in different terms than the typical note where the borrower agrees to make fixed interest payments and to pay a fixed sum at maturity. Principal and/or interest payments on an index-linked or commodity-linked note depend on the performance of one or more market indices, such as the S&P 500 Index, a weighted index of commodity futures such as crude oil, gasoline and natural gas or the market prices of a particular commodity or basket of commodities. Equity-linked securities are short-term or intermediate term instruments having a value at maturity and/or interest rate determined by reference to the market prices of one or more equity securities. At maturity, the principal amount of an equity-linked debt security is often exchanged for common stock of the issuer or is payable in an amount based on the issuer’s common stock price at the time of maturity. Currency-linked debt securities are short-term or intermediate-term instruments having a value at maturity, and/or an interest rate, determined by reference to one or more foreign currencies. Payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index.

Index, commodity, currency and equity-linked securities may entail substantial risks. Such instruments may be subject to significant price volatility. The company issuing the instrument may fail to pay the amount due on maturity. The underlying investment or security may not perform as expected by the Advisor. Markets, underlying securities and indexes may move in a direction that was not anticipated by the Advisor. Performance of the derivatives may be influenced by interest rate and other market changes in the United States and abroad, and certain derivative instruments may be illiquid.

Linked securities are often issued by unit investment trusts. Examples of this include such index-linked securities as S&P Depositary Receipts (SPDRs), which is an interest in a unit investment trust holding a portfolio of securities linked to the S&P 500 Index, and a type of exchange traded fund (ETF). Because a unit investment trust is an investment company under the 1940 Act, a Fund’s investments in SPDRs are subject to the limitations set forth in Section 12(d)(1)(A) of the 1940 Act. SPDRs closely track the underlying portfolio of securities, trade like a share of common stock and pay periodic dividends proportionate to those paid by the portfolio of stocks that comprise the S&P 500 Index. As a holder of interests in a unit investment trust, a Fund would indirectly bear its ratable share of that unit investment trust’s expenses. At the same time, a Fund would continue to pay its own management and advisory fees and other expenses, as a result of which a Fund and its shareholders in effect would be absorbing levels of fees with respect to investments in such unit investment trusts.

Equity-linked securities include issues such as Structured Yield Product Exchangeable for Stock (STRYPES), Trust Automatic Common Exchange Securities (TRACES), Trust Issued Mandatory Exchange Securities (TIMES), and Trust Enhanced Dividend Securities (TRENDS). The issuers of these equity-linked securities generally purchase and hold a portfolio of stripped U.S. Treasury securities maturing on a quarterly basis through the conversion date, and a forward purchase contract with an existing shareholder of the company relating to the common stock. Quarterly distributions on such equity-linked securities generally consist of the cash received from the U.S. Treasury securities and such equity-linked securities generally are not entitled to any dividends that may be declared on the common stock.

Investing in structured products and linked securities is subject to certain risks. Because structured products typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured products may be structured as a class that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured products typically have higher rates of return and present greater risks than unsubordinated structured products. Structured products sometimes are sold in private placement transactions and often have a limited trading market.

Investments in “linked” securities have the potential to lead to significant losses because of unexpected movements in the underlying financial asset, index, currency or other investment. The ability of a Fund to utilize linked-securities successfully will depend on its ability correctly to predict pertinent market movements, which cannot be assured. Because currency-linked securities usually relate to foreign currencies, some of which may be currency from emerging market countries, there are certain additional risks associated with such investments.

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SPDRs are subject to the risks of an investment in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of such investment. In addition, because individual investments in SPDRs are not redeemable, except upon termination of the unit investment trust, the liquidity of small holdings of SPDRs will depend upon the existence of a secondary market. Large holdings of SPDRs are called “creation unit size” and are redeemable in-kind only and are not redeemable for cash from the unit investment trust. The price of a SPDR is derived from and based upon the securities held by the unit investment trust. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by a Fund could result in losses on SPDRs.

Futures Contracts and Options on Futures Contracts

Futures Contracts. A futures contract sale creates an obligation by the seller to deliver the type of security or other asset called for in the contract at a specified delivery time for a stated price. A futures contract purchase creates an obligation by the purchaser to take delivery of the type of security or other asset called for in the contract at a specified delivery time for a stated price. The specific securities or other assets delivered or taken at the settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract was made. A Fund may enter into futures contracts which are traded on national or foreign futures exchanges and are standardized as to maturity date and underlying security or other asset. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act (CEA) by the Commodity Futures Trading Commission (CFTC), a U.S. Government agency.

Traders in futures contracts may be broadly classified as either “hedgers” or “speculators.” Hedgers use the futures markets primarily to offset unfavorable changes (anticipated or potential) in the value of securities or other assets currently owned or expected to be acquired by them. Speculators less often own the securities or other assets underlying the futures contracts which they trade, and generally use futures contracts with the expectation of realizing profits from fluctuations in the value of the underlying securities or other assets. Pursuant to a notice of eligibility claiming exclusion from the definition of commodity pool operator filed with the CFTC and the National Futures Association on behalf of the Funds, neither the Trust nor any of the individual Funds is deemed to be a “commodity pool operator” under the CEA, and, accordingly, they are not subject to registration or regulation as such under the CEA.

Upon entering into futures contracts, in compliance with the SEC’s requirements, cash or liquid securities, equal in value to the amount of a Fund’s obligation under the contract (less any applicable margin deposits and any assets that constitute “cover” for such obligation), will be segregated with a Fund’s custodian.

Unlike when a Fund purchases or sells a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract, although a Fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash and/or U.S. Government securities in order to initiate and maintain open positions in futures contracts. This amount is known as “initial margin.” The nature of initial margin in futures transactions is different from that of margin in security transactions, in that futures contract margin does not involve the borrowing of funds by a Fund to finance the transactions. Rather, initial margin is in the nature of a performance bond or good faith deposit intended to assure completion of the contract (delivery or acceptance of the underlying security or other asset) that is returned to a Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Minimum initial margin requirements are established by the relevant futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin which may range upward from less than 5% of the value of the contract being traded. Subsequent payments, called “variation margin,” to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or other asset fluctuates, a process known as “marking to market.” If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional variation margin will be required. Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made for as long as the contract remains open. A Fund expects to earn interest income on its margin deposits.

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Although futures contracts by their terms call for actual delivery or acceptance of securities or other assets (stock index futures contracts or futures contracts that reference other intangible assets do not permit delivery of the referenced assets), the contracts usually are closed out before the settlement date without the making or taking of delivery. A Fund may elect to close some or all of its futures positions at any time prior to their expiration. The purpose of taking such action would be to reduce or eliminate the hedge position then currently held by a Fund. Closing out an open futures position is done by taking an opposite position (“buying” a contract which has previously been “sold,” “selling” a contract previously “purchased”) in an identical contract (i.e., the same aggregate amount of the specific type of security or other asset with the same delivery date) to terminate the position. Final determinations are made as to whether the price of the initial sale of the futures contract exceeds or is below the price of the offsetting purchase, or whether the purchase price exceeds or is below the offsetting sale price. Final determinations of variation margin are then made, additional cash is required to be paid by or released to a Fund, and a Fund realizes a loss or a gain. Brokerage commissions are incurred when a futures contract is bought or sold.

Successful use of futures contracts by a Fund is subject to the Advisor’s ability to predict correctly movements in the direction of interest rates and other factors affecting securities and commodities markets. This requires different skills and techniques than those required to predict changes in the prices of individual securities. A Fund, therefore, bears the risk that future market trends will be incorrectly predicted.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the relatively low margin deposits required and the potential for an extremely high degree of leverage involved in futures contracts. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial loss to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount posted as initial margin for the contract.

In the event of adverse price movements, a Fund would continue to be required to make daily cash payments in order to maintain its required margin. In such a situation, if a Fund has insufficient cash, it may have to sell portfolio securities in order to meet daily margin requirements at a time when it may be disadvantageous to do so. The inability to close the futures position also could have an adverse impact on the ability to hedge effectively.

To reduce or eliminate a hedge position held by a Fund, a Fund may seek to close out a position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract, which may limit a Fund’s ability to realize its profits or limit its losses. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts; (ii) restrictions may be imposed by an exchange on opening transactions, closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts, or underlying securities; (iv) unusual or unforeseen circumstances, such as volume in excess of trading or clearing capability, may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts (or a particular class or series of contracts), in which event the secondary market on that exchange (or in the class or series of contracts) would cease to exist, although outstanding contracts on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, a Fund may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes. A Fund presently could accomplish a similar result to that which

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it hopes to achieve through the use of interest rate futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling bonds with short maturities and investing in bonds with long maturities when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by a Fund, through using futures contracts.

Interest rate futures contracts are traded in an auction environment on the floors of several exchanges – principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership. A public market exists in futures contracts covering various financial instruments including long-term U.S. Treasury Bonds and Notes; GNMA modified pass-through mortgage backed securities; three-month U.S. Treasury Bills; and ninety-day commercial paper. A Fund may also invest in exchange-traded Eurodollar contracts, which are interest rate futures on the forward level of LIBOR. These contracts are generally considered liquid securities and trade on the Chicago Mercantile Exchange. Such Eurodollar contracts are generally used to “lock-in” or hedge the future level of short-term rates. A Fund may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

Index Futures Contracts. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position in the index. A unit is the current value of the index. A Fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s).

There are several risks in connection with the use by a Fund of index futures as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedges. The Advisor will attempt to reduce this risk by selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of a Fund’s portfolio securities sought to be hedged.

Municipal Bond Index Futures Contracts. Municipal bond index futures contracts may act as a hedge against changes in market conditions. A municipal bond index assigns values daily to the municipal bonds included in the index based on the independent assessment of dealer-to-dealer municipal bond brokers. A municipal bond index futures contract represents a firm commitment by which two parties agree to take or make delivery of an amount equal to a specified dollar amount multiplied by the difference between the municipal bond index value on the last trading date of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying securities in the index is made.

The Chicago Board of Trade has designed a futures contract based on the Bond Buyer Municipal Bond Index (the Index). This Index is composed of forty term revenue and general obligation bonds, and its composition is updated regularly as new bonds meeting the criteria of the Index are issued and existing bonds mature. The Index is intended to provide an accurate indicator of trends and changes in the municipal bond market. Each bond in the Index is independently priced by six dealer-to-dealer municipal bond brokers daily. The forty prices then are averaged and multiplied by a coefficient. The coefficient is used to maintain the continuity of the Index when its composition changes. The Chicago Board of Trade, on which futures contracts based on this Index are traded, as well as other U.S. commodities exchanges, are regulated by the CFTC. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

Options on Futures Contracts. A Fund may purchase and write call and put options on those futures contracts that it is permitted to buy or sell. A Fund may use such options on futures contracts in lieu of writing options directly on the underlying securities or other assets or purchasing and selling the underlying futures contracts. Such options generally operate in the same manner as options purchased or written directly on the underlying investments. A futures option gives the holder, in return for the premium paid, the right to buy from (call) or sell to (put) the writer of the option a futures contract at a specified price at any time during the period of

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the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder or writer of an option has the right to terminate its position prior to the scheduled expiration of the option by selling or purchasing an option of the same series, at which time the person entering into the closing purchase transaction will realize a gain or loss. There is no guarantee that such closing purchase transactions can be effected.

A Fund will enter into written options on futures contracts only when, in compliance with the SEC’s requirements, cash or liquid securities equal in value to the underlying security’s or other asset’s value (less any applicable margin deposits) have been deposited in a segregated account. A Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers’ requirements similar to those described above.

Investments in futures options involve some of the same risks that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. There may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to a Fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contracts. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs).

Successful use of index futures by a Fund is also subject to the Advisor’s ability to predict correctly movements in the direction of the market. It is possible that, for example, where a Fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in a Fund’s portfolio may decline. If this occurred, a Fund would lose money on the futures and also experience a decline in the value of its portfolio securities, as a Fund’s ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline, through transactions in futures or put options on stock indices, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by a Fund. Inasmuch as a Fund’s securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, a Fund bears the risk that the prices of its securities being hedged will not move to the same extent as do the prices of its put options on the stock indices. It is also possible that, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, a Fund will lose part or all of the benefit of the increased values of those securities that it has hedged, because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the securities of the portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which would distort the normal relationship between the index and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result, the futures market may attract more speculators than the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market, and also because of the imperfect correlation between movements in an index and movements in the prices of index futures, even a correct forecast of general market trends by the Advisor may still not result in a successful hedging transaction.

There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom a Fund has an open position in a futures contract or related option. Most futures exchanges limit the amount of fluctuation permitted in some contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement

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price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and, therefore, does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Options on Index Futures Contracts. A Fund may also purchase and sell options on index futures contracts. Options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

There are various risks in connection with the use by a Fund of index futures as a hedging device. For example, a risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedges. The Advisor will attempt to reduce this risk by selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of a Fund’s portfolio securities sought to be hedged; there can be no assurance that the Advisor will be successful in doing so.

Use by Tax-Exempt Funds of Interest Rate and U.S. Treasury Security Futures Contracts and Options. A Fund investing in tax-exempt securities may purchase and sell futures contracts and related options on interest rate and U.S. Treasury securities when, in the opinion of the Advisor, price movements in these security futures and related options will correlate closely with price movements in the tax-exempt securities which are the subject of the hedge. Interest rate and U.S. Treasury securities futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of security called for in the contract at a specified date and price. Options on interest rate and U.S. Treasury security futures contracts give the purchaser the right in return for the premium paid to assume a position in a futures contract at the specified option exercise price at any time during the period of the option.

In addition to the risks generally involved in using futures contracts, there is also a risk that price movements in interest rate and U.S. Treasury security futures contracts and related options will not correlate closely with price movements in markets for tax-exempt securities.

Stock Options and Stock Index Options

A Fund may purchase and write (i.e., sell) put and call options. Such options may relate to particular stocks or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation (OCC). Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks.

There is a key difference between stock options and stock index options in connection with their exercise. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the securities included in the index. For example, some stock index options are based on a broad market index, such as the S&P 500 Index or a narrower market index, such as the S&P 100 Index. Indices may also be based on an industry or market segment, such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index.

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The successful use of a Fund’s options strategies depends on the ability of the Advisor to forecast interest rate and market movements correctly. When it purchases an option, a Fund runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless a Fund exercises the option or enters into a closing sale transaction for such option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, a Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying securities, since a Fund may continue to hold its investment in those securities notwithstanding the lack of a change in price of those securities.

The effective use of options also depends on a Fund’s ability to terminate option positions at times when the Advisor deems it desirable to do so. Although a Fund will take an option position only if the Advisor believes there is a liquid secondary market for the option, there is no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary trading market in options were to become unavailable, a Fund could no longer engage in closing transactions. The writer in such circumstances would be subject to the risk of market decline or appreciation in the instrument during such period. If an option purchased by a Fund expires unexercised, a Fund will realize a loss equal to the premium paid. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options, or underlying securities; (iv) unusual or unforeseen circumstances, such as volume in excess of trading or clearing capability, may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Disruptions in the markets for the securities underlying options purchased or sold by a Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, a Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with losses if trading in the security reopens at a substantially different price. In addition, the OCC or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at a time when trading in the option has also been halted, a Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If a prohibition on exercise remains in effect until an option owned by a Fund has expired, a Fund could lose the entire value of its option.

Special risks are presented by internationally traded options. Because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

Dealer (Over-the-Counter) Options. Dealer options are options negotiated individually through dealers rather than traded on an exchange. Certain risks are specific to dealer options. While a Fund might look to a clearing corporation to exercise exchange-traded options, if a Fund purchases a dealer option it must rely on the selling dealer to perform if a Fund exercises the option. Failure by the dealer to do so would result in the loss of the premium paid by a Fund as well as loss of the expected benefit of the transaction. Exchange-traded options generally have a continuous liquid market while dealer options more often may not. Consequently, a Fund can realize the value of a dealer option it has purchased only by exercising or reselling the option to the issuing dealer. Similarly, when a Fund writes a dealer option, a Fund can close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer. While each Fund seeks to enter into dealer options only with dealers who will agree to and can enter into closing transactions with a Fund, no assurance exists that a Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless a Fund, as a

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covered dealer call option writer, can effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, a Fund may be unable to liquidate a dealer option. With respect to options written by a Fund, the inability to enter into a closing transaction may result in material losses to a Fund. For example, because a Fund must maintain a secured position with respect to any call option on a security it writes, a Fund may not sell the assets, which it has segregated to secure the position while it is obligated under the option. This requirement may impair a Fund’s ability to sell portfolio securities at a time when such sale might be advantageous.

A Fund generally will treat purchased dealer options as illiquid securities. A Fund may treat the cover used for written dealer options as liquid if the dealer agrees that a Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option.

Writing covered options. A Fund may write covered call options and covered put options on securities held in its portfolio when, in the opinion of the Advisor, such transactions are consistent with a Fund’s investment goal and policies. Call options written by a Fund give the purchaser the right to buy the underlying securities from a Fund at the stated exercise price at any time prior to the expiration date of the option, regardless of the security’s market price; put options give the purchaser the right to sell the underlying securities to a Fund at the stated exercise price at any time prior to the expiration date of the option, regardless of the security’s market price.

A Fund may write only covered options, which means that, so long as a Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, a Fund will hold cash and/or high-grade short-term debt obligations equal to the price to be paid if the option is exercised. In addition, a Fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. A Fund may write combinations of covered puts and calls (straddles) on the same underlying security.

A Fund will receive a premium from writing a put or call option, which increases a Fund’s return on the underlying security if the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than the security’s then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

A Fund’s obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by a Fund’s execution of a closing purchase transaction, which is effected by purchasing on an exchange an offsetting option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be effected in order to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. A Fund realizes a profit or loss from a closing purchase transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. Because increases in the market price of a call option generally reflect increases in the market price of the security underlying the option, any loss resulting from a closing purchase transaction may be offset in whole or in part by unrealized appreciation of the underlying security.

If a Fund writes a call option but does not own the underlying security, and when it writes a put option, a Fund may be required to deposit cash or securities with its broker as “margin” or collateral for its obligation to buy or sell the underlying security. As the value of the underlying security varies, a Fund may also have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

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Purchasing put options. A Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since a Fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security’s market price. For a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, a Fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

Purchasing call options. A Fund may purchase call options to hedge against an increase in the price of securities that a Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since a Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security’s market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit a Fund might have realized had it bought the underlying security at the time it purchased the call option.

Swap Agreements

Swap agreements are derivative instruments that can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Fund’s exposure to long- or short-term interest rates, foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. A Fund may enter into a variety of swap agreements, including interest rate, index, commodity, equity, credit default and currency exchange rate swap agreements, and other types of swap agreements such as caps, collars and floors. A Fund also may enter into swaptions, which are options to enter into a swap agreement.

In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a “notional principal amount,” in return for payments equal to a fixed rate times the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange notional principal amount as well. In a total return swap agreement, the non-floating rate side of the swap is based on the total return of an individual security, a basket of securities, an index or another reference asset. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. Caps and floors have an effect similar to buying or writing options. A collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift a Fund’s investment exposure from one type of investment to another. For example, if a Fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease a Fund’s exposure to long-term interest rates. Another example is if a Fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease a Fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates.

Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on a Fund’s performance. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund’s investments and its share price and yield. Additionally, whether a Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the Advisor’s ability correctly to predict whether certain types of investments likely are to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be

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considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factor that determines the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, a Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declines, the value of a swap agreement likely would decline, potentially resulting in losses for a Fund. A Fund will closely monitor the credit of a swap agreement counterparty in order to attempt to minimize this risk. A Fund may also suffer losses if it is unable to terminate outstanding swap agreements (either by assignment or other disposition) or reduce its exposure through offsetting transactions (i.e., by entering into an offsetting swap agreement with the same party or a similarly creditworthy party).

Credit Default Swap Agreements. A Fund may enter into credit default swap agreements, which may have as reference obligations one or more securities or a basket of securities that are or are not currently held by a Fund. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no credit event occurs, a Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements may involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Fund will enter into credit default swap agreements generally with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller.

Equity Swaps. A Fund may engage in equity swaps. Equity swaps allow the parties to the swap agreement to exchange components of return on one equity investment (e.g., a basket of equity securities or an index) for a component of return on another non-equity or equity investment, including an exchange of differential rates of return. Equity swaps may be used to invest in a market without owning or taking physical custody of securities in circumstances where direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps also may be used for other purposes, such as hedging or seeking to increase total return.

The values of equity swaps can be very volatile. To the extent that the Advisor does not accurately analyze and predict the potential relative fluctuation on the components swapped with the other party, a Fund may suffer a loss. The value of some components of an equity swap (such as the dividend on a common stock) may also be sensitive to changes in interest rates. Furthermore, during the period a swap is outstanding, a Fund may suffer a loss if the counterparty defaults.

Total Return Swap Agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may effectively add leverage to a Fund’s portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

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Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to a Fund thereunder, and conversely, that a Fund will not be able to meet its obligation to the counterparty. Generally, a Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted against one another with a Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by a Fund. If the total return swap transaction is entered into on other than a net basis, the full amount of a Fund’s obligations will be accrued on a daily basis, and the full amount of a Fund’s obligations will be segregated by a Fund in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost a Fund initially to make an equivalent direct investment, plus or minus any amount a Fund is obligated to pay or is to receive under the total return swap agreement.

Variance, Volatility and Correlation Swap Agreements. Variance and volatility swaps are contracts that provide exposure to increases or decreases in the volatility of certain referenced assets. Correlation swaps are contracts that provide exposure to increases or decreases in the correlation between the prices of different assets or different market rates.

Dollar Rolls

Dollar rolls involve selling securities (e.g., mortgage-backed securities or U.S. Treasury securities) and simultaneously entering into a commitment to purchase those or similar (same collateral type, coupon and maturity) securities on a specified future date and price. Mortgage dollar rolls and U.S. Treasury rolls are types of dollar rolls. A Fund foregoes principal and interest paid on the securities during the “roll” period. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase of the securities as well as the interest earned on the cash proceeds of the initial sale.

Dollar rolls involve the risk that the market value of the securities a Fund is obligated to repurchase may decline below the repurchase price or that the transaction costs may exceed the return earned by a Fund from the transaction. Dollar rolls also involve risk to a Fund if the other party should default on its obligation and a Fund is delayed or prevented from completing the transaction. In the event that the buyer of securities under a dollar roll files for bankruptcy or becomes insolvent, a Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce a Fund’s obligation to repurchase the securities. In addition, the security to be delivered in the future may turn out to be inferior to the security sold upon entering into the transaction.

Foreign Currency Transactions

Foreign currency transactions may be used to protect, to some extent, against uncertainty in the level of future currency exchange rates by establishing a fixed exchange rate. Foreign currency transactions may involve the purchase or sale of foreign currencies on a “spot” (cash) basis at the prevailing exchange rate or may involve “forward contracts” that allow a Fund to purchase or sell foreign currencies at a future date. Forward contracts may be used for “transaction hedging,” “position hedging” and “cross-hedging.” A Fund may use forward sale contracts to sell an amount of a foreign currency approximating the value of a Fund’s securities denominated in the foreign security when that foreign currency suffers a substantial decline against the U.S. dollar. A Fund may use forward purchase contracts to purchase a foreign currency when it is believed that the U.S. dollar may suffer a substantial decline against the foreign currency. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain that might be realized if the value of the hedged currency increases.

Transaction hedging may allow a Fund to “lock in” the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest rate payment in a foreign currency. A Fund may use transaction hedging to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

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Position hedging may allow a Fund to protect against an adverse change in the relationship between the U.S. dollar and the applicable foreign currencies in which its portfolio securities are denominated. A Fund may use position hedging when it is believed that the U.S. dollar may suffer a decline against the foreign currency by entering into a forward purchase contract to purchase that foreign currency for a fixed dollar amount.

Cross-hedging may allow a Fund to enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount when it is believed that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall if there is a decline in the U.S. dollar value of the currency in which a Fund’s securities are denominated.

A Fund also may purchase exchange-listed and over-the-counter call and put options on foreign currencies and foreign currency contracts. Options on foreign currencies and foreign currency contracts give the holder a right to buy or sell the underlying foreign currencies or foreign currency contracts for a specified period of time and for a specified amount. The value of an option on foreign currencies or foreign currency contracts reflects the value of an exchange rate, which depends on the relative values of the U.S. dollar and the relevant foreign currency.

Engaging in foreign currency transactions is subject to certain risks. For example, if the value of a foreign currency were to decline against the U.S. dollar, such decline would reduce the dollar value of any securities held by a Fund denominated in that currency. It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract, which may make it necessary for a Fund to purchase additional foreign currency on the spot market if the market value of the security being hedged is less than the amount of foreign currency a Fund is obligated to deliver at the time a Fund sells the security being hedged. The value of any currency, including the U.S. dollar, may be affected by political and economic factors applicable to the issuer’s country. The exchange rates of currencies also may be affected adversely by governmental actions. Transaction, position and cross-hedging do not eliminate fluctuations in the underlying prices of securities that a Fund owns or intends to purchase or sell and may limit the amount of potential gain that might result from the increase in value of the currency being hedged. Settlement procedures relating to a Fund’s foreign currency transactions may be more complex than those relating to investments in securities of U.S. issuers.

Foreign Securities

Foreign securities include debt, equity and derivative securities that the Advisor determines are “foreign” based on the consideration of an issuer’s domicile, its principal place of business, its primary stock exchange listing, the source of its revenue or other factors.

Foreign securities may include depositary receipts, such as American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). ADRs are U.S. dollar-denominated receipts issued in registered form by a domestic bank or trust company that evidence ownership of underlying securities issued by a foreign issuer. EDRs are foreign currency-denominated receipts issued in Europe, typically by foreign banks or trust companies and foreign branches of domestic banks, that evidence ownership of foreign or domestic securities. GDRs are receipts structured similarly to ADRs and EDRs and are marketed globally. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. In general, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designated for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. A Fund may invest in depositary receipts through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute interestholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. The issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States, and, therefore, there may be limited information available regarding such issuers and/or limited correlation between available information and the market value of the depositary receipts.

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Investing in foreign securities is subject to certain risks. For example, foreign markets can be extremely volatile. Fluctuations in currency exchange rates also may impact the value of foreign securities denominated in foreign currencies or U.S. dollars, without a change in the intrinsic value of those securities. Additionally, the U.S. dollar value of a foreign security tends to decrease when the value of the U.S. dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against such currency. A Fund may attempt to minimize the risk from adverse changes in the relationship between the U.S. dollar and foreign currencies by purchasing and selling forward foreign currency exchange contracts and foreign currency futures contracts and related options. Foreign securities may be less liquid than domestic securities so that a Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees also are generally higher for foreign securities. A Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose potentially confiscatory withholding taxes, which would reduce the amount of income and capital gains available to distribute to a Fund’s shareholders. Other risks include: possible delays in the settlement of transactions or in the notification of income; generally less publicly available information about companies; adverse impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls; and that foreign companies generally are not subject to accounting, auditing and financial reporting standards comparable to those mandated for domestic companies.

Risks associated with investments in foreign securities are increased with respect to investments in emerging market countries. Political and economic structures in many emerging market countries, especially those in Eastern Europe, the Pacific Basin and the Far East, are undergoing significant evolutionary changes and rapid development, and may lack the social, political and economic stability of more developed countries. Investing in emerging market securities also involves risks beyond the risks applicable to foreign investments. For example, some emerging market countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be traded internationally, and some countries with emerging securities markets have sustained long periods of very high inflation or rapid fluctuation in inflation rates which can have negative effects on a country’s economy and securities markets.

Guaranteed Investment Contracts (Funding Agreements)

Guaranteed investment contracts, or funding agreements, are debt instruments issued by insurance companies. Pursuant to such contracts, a Fund may make cash contributions to a deposit fund of the insurance company’s general account. The insurance company then credits to a Fund payments at negotiated, floating or fixed interest rates. A Fund will purchase guaranteed investment contracts only from issuers that, at the time of purchase, meet certain credit and quality standards.

Investing in guaranteed investment contracts is subject to certain risks. In general, guaranteed investment contracts are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market does not exist for these investments. In addition, the issuer may not be able to pay the principal amount to a Fund on seven days notice or less, at which time the investment may be considered illiquid under applicable SEC regulatory guidance and subject to certain restrictions.

Illiquid Securities

Illiquid securities are defined by a Fund consistent with SEC staff’s current guidance and interpretations which provide that an illiquid security is an asset which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment on its books. Some securities, such as those not registered under U.S. securities laws, cannot be sold in public transactions. Subject to its investment policies, a Fund may invest in illiquid investments and may invest in certain restricted securities that are deemed to be illiquid securities.

Investing in a Master Portfolio

Investing in a Master Portfolio is the way in which a Fund may seek to achieve its investment objective. The 1940 Act permits a Fund, under certain conditions, to invest all of its assets in another mutual fund. Under this

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structure, called a master/feeder structure, a Fund (the Feeder Fund) invests all of its assets in a corresponding Master Portfolio with the same investment objective, principal investment strategies and risks as the Feeder Fund. The Master Portfolio is a separate series of Columbia Funds Master Investment Trust, which is organized as a limited liability company under the laws of the State of Delaware, and is itself a registered investment company in the Columbia Funds Family. Other entities (e.g., other investment companies, commingled trust funds, institutional and certain individual investors), along with other Master Portfolios, may invest in the Master Portfolio from time to time. Accordingly, there also may be other investment companies, as well as other investment vehicles, through which you can invest in the Master Portfolio that may have higher or lower fees and expenses than those of the Feeder Fund and that, therefore, may have different performance results than the Feeder Fund.

The primary advantages of the master/feeder structure are potential economies of scale. For example, the larger asset size of the Master Portfolio may allow it to purchase securities and engage in brokerage transactions on more favorable terms than might otherwise be available to the Feeder Fund alone, as well as, over time, to enjoy other benefits associated with achieving economies of scale.

Investing in a Master Portfolio is subject to certain risks. As with any mutual fund, other investors in the Master Portfolio could control the results of voting at the Master Portfolio level in certain instances (e.g., a change in fundamental policies by the Master Portfolio which was not approved by a Fund’s shareholders). This could cause the Feeder Fund to withdraw its investment in the Master Portfolio. The Feeder Fund also may withdraw its investment in the Master Portfolio at any time if the Board determines that it is in the best interest of the Feeder Fund to do so. Upon such withdrawal, the Board would consider what action should be taken, including the investment of all of the assets of the Feeder Fund in another pooled investment entity having, for example, the same (or similar) investment objective, principal investment strategies and risks as the Feeder Fund or the hiring of an investment advisor to manage the Feeder Fund’s assets in accordance with its investment objective and principal investment strategies. Further, the withdrawal of other entities that may from time to time invest in the Master Portfolio could have an adverse effect on the performance of the Master Portfolio and the Feeder Fund, such as decreased economies of scale and increased per share operating expenses.

Investments in Other Investment Companies

Investing in other investment companies may be a means by which a Fund seeks to achieve its investment objective. A Fund may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act, the rules and regulations thereunder and any exemptive orders currently or in the future obtained by a Fund from the SEC.

The 1940 Act generally requires that a Fund limit its investments in another investment company or series thereof so that, as determined at the time a securities purchase is made: (i) no more than 5% of the value of its total assets will be invested in the securities of any one investment company; (ii) no more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies; and (iii) no more than 3% of the outstanding voting stock of any one investment company or series thereof will be owned by a Fund or by companies controlled by the Fund. Such other investment companies may include ETFs, which are shares of publicly traded unit investment trusts, open-end funds or depositary receipts that seek to track the performance of specific indexes or companies in related industries.

Investing in other investment companies is subject to certain risks. Although a Fund may derive certain advantages from being able to invest in shares of other investment companies, such as to be fully invested, there may be potential disadvantages. Investing in other investment companies may result in higher fees and expenses for a Fund and its shareholders. A shareholder may be charged fees not only on Fund shares held directly but also on the investment company shares that a Fund purchases.

In addition, investing in ETFs is subject to certain other risks. ETFs generally are subject to the same risks as the underlying securities the ETFs are designed to track as well as to the risks of the specific sector or industry to which the ETF relates. ETFs also are subject to the risk that their prices may not totally correlate to the prices of the underlying securities the ETFs are designed to track and the risk of possible trading halts due to market conditions or for other reasons.

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Under the 1940 Act and rules and regulations thereunder, a Fund may purchase shares of other affiliated Columbia Funds, including the Money Market Funds, subject to certain conditions. Investing in affiliated Funds may present certain actual or potential conflicts of interest. For more information about such actual and potential conflicts of interest, see Investment Advisory and Other Services – Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest.

Low and Below Investment Grade Securities

Low and below investment grade securities (below investment grade securities are also known as “junk bonds”) are debt securities with the lowest investment grade rating (e.g., BBB by S&P and Fitch or Baa by Moody’s), that are below investment grade (e.g., lower than BBB by S&P and Fitch or Baa by Moody’s) or that are unrated but determined by the Advisor to be of comparable quality. These types of securities may be issued to fund corporate transactions or restructurings, such as leveraged buyouts, mergers, acquisitions, debt reclassifications or similar events, are more speculative in nature than securities with higher ratings and tend to be more sensitive to credit risk, particularly during a downturn in the economy. These types of securities generally are issued by unseasoned companies without long track records of sales and earnings, or by companies or municipalities that have questionable credit strength. Low and below investment grade securities and comparable unrated securities: (i) likely will have some quality and protective characteristics that, in the judgment of one or more NRSROs, are outweighed by large uncertainties or major risk exposures to adverse conditions; (ii) are speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation; and (iii) may have a less liquid secondary market, potentially making it difficult to value or sell such securities.

Investing in low and below investment grade securities and comparable unrated securities is subject to certain risks. The rates of return on these types of securities generally are higher than the rates of return available on more highly rated securities, but generally involve greater volatility of price and risk of loss of principal and income, including the possibility of default by or insolvency of the issuers of such securities. Accordingly, a Fund may be more dependent on the Advisor’s credit analysis with respect to these types of securities than is the case for more highly rated securities.

The market values of certain low and below investment grade securities and comparable unrated securities tend to be more sensitive to individual corporate developments and changes in economic conditions than are the market value of more highly rated securities. In addition, issuers of low and below investment grade and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.

The risk of loss due to default is greater for low and below investment grade and comparable unrated securities than it is for higher rated securities because low and below investment grade securities and comparable unrated securities generally are unsecured and frequently are subordinated to more senior indebtedness. A Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its holdings of such securities. The existence of limited markets for lower-rated debt securities may diminish a Fund’s ability to: (i) obtain accurate market quotations for purposes of valuing such securities and calculating portfolio net asset value; and (ii) sell the securities at fair market value either to meet redemption requests or to respond to changes in the economy or in financial markets.

Money Market Instruments

Money market instruments are high-quality, short-term debt obligations, which include: (i) bank obligations, including certificates of deposit, time deposits and bankers’ acceptances; (ii) funding agreements; (iii) repurchase agreements; (iv) obligations of the United States, foreign countries and supranational entities, and each of their subdivisions, agencies and instrumentalities; and (v) certain corporate debt securities, such as commercial paper, short-term corporate obligations and extendible commercial notes; (vi) participation interests; and (vii) municipal securities.

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Investing in money market instruments is subject to certain risks. Money market instruments (other than certain U.S. Government obligations) are not backed or insured by the U.S. Government, its agencies or its instrumentalities. Accordingly, only the creditworthiness of an issuer, or guarantees of that issuer, support such instruments.

Mortgage-Backed Securities

Mortgage-backed securities are a type of asset-backed security and represent interests in, or debt instruments backed by, pools of underlying mortgages. In some cases, these underlying mortgages may be insured or guaranteed by the U.S. Government or its agencies. Mortgage-backed securities entitle the security holders to receive distributions that are tied to the payments made on the underlying mortgage collateral (less fees paid to the originator, servicer, or other parties, and fees paid for credit enhancement), so that the payments made on the underlying mortgage collateral effectively pass through to such security holders. Mortgage-backed securities are created when mortgage originators (or mortgage loan sellers who have purchased mortgage loans from mortgage loan originators) sell the underlying mortgages to a special purpose entity in a process called a securitization. The special purpose entity issues securities that are backed by the payments on the underlying mortgage loans, and have a minimum denomination and specific term. The securities, in turn, are either privately placed or publicly offered.

Mortgage-backed securities may be issued or guaranteed by the GNMA, FNMA, or the Federal Home Loan Mortgage Corporation (also known as Freddie Mac or FHLMC), but also may be issued or guaranteed by other issuers, including private companies. GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. FNMA is a private, shareholder-owned company that purchases both government-backed and conventional mortgages from lenders and securitizes them. FNMA is a congressionally chartered company, although neither its stock nor the securities it issues are insured or guaranteed by the U.S. Government. FHLMC is a publicly chartered agency that buys qualifying residential mortgages from lenders, “repackages” them and provides certain guarantees. FHLMC’s stock is owned by savings institutions across the United States and is held in trust by the Federal Home Loan Bank System. Mortgage-backed securities issued by FHLMC are not guaranteed as to timely payment of interest and principal by the U.S. Government.

CMOs are debt obligations issued by special-purpose trusts, collateralized by underlying mortgage assets. Principal prepayments on underlying mortgage assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a periodic basis. The principal and interest payments on the underlying mortgage assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgage assets are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

Real estate mortgage investment conduits (REMICs) are entities that own mortgages and elect REMIC status under the Code and, like CMOs, issue debt obligations collateralized by underlying mortgage assets that have characteristics similar to those issued by CMOs.

Investing in mortgage-backed securities is subject to certain risks, including, among others, prepayment, market and credit risks. Prepayment risk reflects the risk that borrowers may prepay their mortgages more quickly than expected, which may affect the security’s average maturity and rate of return. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages also may be affected by home value appreciation, ease of the refinancing process and local economic conditions, among other factors. Market risk reflects the risk that the price of a security may fluctuate over time. The price of mortgage-backed securities can be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, which in turn may

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decrease their value. Credit risk reflects the risk that a holder of mortgage-backed securities may not receive all or part of its principal because the issuer, any credit enhancer and/or the underlying mortgage borrower has defaulted on its obligations. Credit risk is increased for mortgage-backed securities that are subordinated to another security (i.e., if the holder of a mortgage-backed security is entitled to receive payments only after payment obligations to holders of the other security are satisfied). The more deeply subordinated the security, the greater the credit risk associated with the security will be. Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than mortgage-backed securities guaranteed by the U.S. Government. The performance of mortgage-backed securities issued by private issuers generally depends on the financial health of those institutions.

Municipal Securities

Municipal securities include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to public institutions and facilities. Municipal securities can be classified into two principal categories, including “general obligation” bonds and other securities and “revenue” bonds and other securities. General obligation bonds are secured by the issuer’s full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, such as the user of the facility being financed. Municipal securities also may include “moral obligation” securities, which normally are issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the governmental entity that created the special purpose public authority.

Municipal securities may include municipal bonds, municipal notes and municipal leases. Municipal bonds are debt obligations of a governmental entity that obligate the municipality to pay the holder a specified sum of money at specified intervals and to repay the principal amount of the loan at maturity.

Municipal notes may be issued by governmental entities and other tax-exempt issuers in order to finance short-term cash needs or, occasionally, to finance construction. Most municipal notes are general obligations of the issuing entity payable from taxes or designated revenues expected to be received within the relevant fiscal period. Municipal notes generally have maturities of one year or less. Municipal notes can be subdivided into two sub-categories: (i) municipal commercial paper and (ii) municipal demand obligations.

Municipal commercial paper typically consists of very short-term unsecured negotiable promissory notes that are sold, for example, to meet seasonal working capital or interim construction financing needs of a governmental entity or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions.

Municipal demand obligations can be subdivided into two general types: variable rate demand notes and master demand obligations. Variable rate demand notes are tax-exempt municipal obligations or participation interests that provide for a periodic adjustment in the interest rate paid on the notes. They permit the holder to demand payment of the notes, or to demand purchase of the notes at a purchase price equal to the unpaid principal balance, plus accrued interest either directly by the issuer or by drawing on a bank letter of credit or guaranty issued with respect to such note. The issuer of the municipal obligation may have a corresponding right to prepay at its discretion the outstanding principal of the note plus accrued interest upon notice comparable to that required for the holder to demand payment. The variable rate demand notes in which a Fund may invest are payable, or are subject to purchase, on demand usually on notice of seven calendar days or less. The terms of the notes generally provide that interest rates are adjustable at intervals ranging from daily to six months.

Master demand obligations are tax-exempt municipal obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The interest on such obligations is, in the opinion of counsel for the borrower, excluded from gross income for federal income tax purposes (but not necessarily for alternative minimum tax purposes). Although there is no secondary market for master demand obligations, such obligations are considered by a Fund to be liquid because they are payable upon demand.

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Municipal lease obligations are participations in privately arranged loans to state or local government borrowers. In general, such loans are unrated, in which case they will be determined by the Advisor to be of comparable quality at the time of purchase to rated instruments that may be acquired by a Fund. Frequently, privately arranged loans have variable interest rates and may be backed by a bank letter of credit. In other cases, they may be unsecured or may be secured by assets not easily liquidated. Moreover, such loans in most cases are not backed by the taxing authority of the issuers and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender.

Although lease obligations do not constitute general obligations of the municipal issuer to which the government’s taxing power is pledged, a lease obligation ordinarily is backed by the government’s covenant to budget for, appropriate, and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses that provide that the government has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a periodic basis. In the case of a “non-appropriation” lease, a Fund’s ability to recover under the lease in the event of non-appropriation or default likely will be limited to the repossession of the leased property in the event that foreclosure proves difficult.

Tender option bonds are municipal securities having relatively long maturities and bearing interest at a fixed interest rate substantially higher than prevailing short-term tax-exempt rates that is coupled with the agreement of a third party, such as a bank, broker/dealer or other financial institution, to grant the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. The financial institution receives periodic fees equal to the difference between the municipal security’s coupon rate and the rate that would cause the security to trade at face value on the date of determination.

Investing in municipal securities is subject to certain risks. There are variations in the quality of municipal securities, both within a particular classification and between classifications, and the rates of return on municipal securities can depend on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of NRSROs represent their opinions as to the quality of municipal securities. It should be emphasized, however, that these ratings are general and are not absolute standards of quality, and municipal securities with the same maturity, interest rate, and rating may have different rates of return while municipal securities of the same maturity and interest rate with different ratings may have the same rate of return.

The payment of principal and interest on most municipal securities purchased by a Fund will depend upon the ability of the issuers to meet their obligations. Each state, each of their political subdivisions, municipalities, and public authorities, as well as the District of Columbia, Puerto Rico, Guam, and the Virgin Islands, is a separate “issuer.” An issuer’s obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the United States Bankruptcy Code. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions.

There are particular considerations and risks relevant to investing in a portfolio of a single state’s municipal securities, such as the greater risk of the concentration of portfolio holdings.

The Fund ordinarily purchases municipal securities whose interest, in the opinion of bond counsel, is excluded from gross income for federal income tax purposes. The opinion of bond counsel may assert that such interest is not an item of tax preference for the purposes of the alternative minimum tax or is exempt from certain state or local taxes. There is no assurance that applicable taxing authorities will agree with this opinion. In the event, for example, that the IRS determines that an issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued. As a shareholder of the Fund, you may be required to file an amended tax return as a result.

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Participation Interests

Participation interests (also called pass-through certificates or securities) represent an interest in a pool of debt obligations, such as municipal bonds or notes, that have been “packaged” by an intermediary, such as a bank or broker/dealer. Participation interests typically are issued by partnerships or trusts through which a Fund receives principal and interest payments that are passed through to the holder of the participation interest from the payments made on the underlying debt obligations. The purchaser of a participation interest receives an undivided interest in the underlying debt obligations. The issuers of the underlying debt obligations make interest and principal payments to the intermediary, as an initial purchaser, which are passed through to purchasers in the secondary market, such as a Fund. Mortgage-backed securities are a common type of participation interest.

Loan participations also are a type of participation interest. Loan participations are interests in loans that are administered by a lending bank or agent for a syndicate of lending banks and sold by the bank or syndicate members.

Investing in participation interests is subject to certain risks. Participation interests generally are subject to the credit risk associated with the underlying borrowers. If the underlying borrower defaults, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if a Fund had purchased a direct obligation of the borrower. A Fund also may be deemed a creditor of the lending bank or syndicate members and be subject to the risk that the lending bank or syndicate members may become insolvent.

Preferred Stock

Preferred stock represents units of ownership of a corporation that frequently have dividends that are set at a specified rate. Preferred stock has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock shares some of the characteristics of both debt and equity. Preferred stock ordinarily does not carry voting rights. Most preferred stock is cumulative; if dividends are passed (i.e., not paid for any reason), they accumulate and must be paid before common stock dividends. Participating preferred stock entitles its holders to share in profits above and beyond the declared dividend, along with common shareholders, as distinguished from nonparticipating preferred stock, which is limited to the stipulated dividend. Convertible preferred stock is exchangeable for a given number of shares of common stock and thus tends to be more volatile than nonconvertible preferred stock, which generally behaves more like a fixed income bond.

Auction preferred stock (APS) is a type of adjustable-rate preferred stock with a dividend determined periodically in a Dutch auction process by corporate bidders. Shares typically are bought and sold at face values generally ranging from $100,000 to $500,000 per share. The potential benefits of APS include:

•	Reduced interest rate risk: Because these securities generally reset within a short period of time, the exposure to interest rate risk is somewhat mitigated.

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Preservation of principal: The frequency of the dividend reset provisions makes APS an attractive cash management instrument. The auction reset mechanism generally assures that the shares will trade at par on the auction date. For those that reset frequently, the share price is not expected to fluctuate from par; however, the reset rate may reflect factors such as market conditions, demand and supply for a particular credit confidence in the issuer.

•	Credit quality: Most corporate APS carry an investment grade credit rating from both Moody’s and S&P; municipal APS typically carry the highest credit rating from both Moody’s and S&P (Aaa/AAA).

In addition to reinvestment risk if interest rates fall, some specific risks with regard to APS include:

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Failed auction: Such a breakdown of the auction process is unlikely; however, in the event that the process fails, the rate is reset at the maximum applicable rate, which is usually described in the prospectuses and typically is influenced by the issuer’s credit rating. In a failed auction, current shareholders generally are unable to sell some, or all, of the shares when the auction is completed. Typically, the liquidity for APS that have experienced a failed auction becomes very limited. If a failed auction were to occur, the shareholder may hold his or her shares until the next auction. Should

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there not be subsequent auctions that “cure” the failed process, the shareholder may: (1) hold the APS in anticipation of a refinancing by the issuer that would cause the APS to be called, or (2) hold securities either indefinitely or in anticipation of the development of a secondary market.

•	Early call risk: Although unlikely, the preferred shares are redeemable at any time, at the issuer’s option, at par plus accrued dividends.

Investing in preferred stock is subject to certain risks. For example, stock market risk is the risk that the value of such stocks, like the broader stock markets, may decline over short or even extended periods. Domestic and foreign stock markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. The value of individual stocks will rise and decline based on factors specific to each corporation, such as changes in earnings or management.

Investing in preferred stock also may involve the risks applicable to investing in a particular company. For example, stocks of smaller companies tend to have greater price fluctuations than stocks of larger companies because, among other things, they trade less frequently and in lower volumes, are more susceptible to changes in economic conditions, are more reliant on singular products or services and are more vulnerable to larger competitors. Stocks of these companies may have a higher potential for gains but also are subject to greater risk of loss.

Investing in preferred stock also may involve the risks applicable to investing in a particular industry, such as technology, financial services, consumer goods or natural resources (e.g., oil and gas). To some extent, the prices of stocks tend to move by industry sector. When market conditions favorably affect, or are expected to favorably affect, an industry, the prices of the stocks of companies in that industry tend to rise. Conversely, negative news or a poor outlook for a particular industry can cause the value of those companies’ stock to decline.

Private Placement and Other Restricted Securities

Private placement securities are securities that have been privately placed and are not registered under the 1933 Act. They are eligible for sale only to certain eligible investors. Private placements often may offer attractive opportunities for investment not otherwise available on the open market. Private placement and other “restricted” securities often cannot be sold to the public without registration under the 1933 Act or the availability of an exemption from registration (such as Rules 144 or 144A), or they are “not readily marketable” because they are subject to other legal or contractual delays in or restrictions on resale.

Private placements typically may be sold only to qualified institutional buyers (or, in the case of the initial sale of certain securities, such as those issued in collateralized debt obligations or collateralized loan obligations, to accredited investors (as defined in Rule 501(a) under the 1933 Act), or in a privately negotiated transaction or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration.

Investing in private placement and other restricted securities is subject to certain risks. Private placements may be considered illiquid securities. Private placements typically are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing a Fund’s net asset value due to the absence of a trading market.

Real Estate Investment Trusts and Master Limited Partnerships

REITs are entities that either own properties or make construction or mortgage loans and also may include operating or finance companies. An equity REIT generally holds equity positions in real estate and seeks to provide its shareholders with income from the leasing of its properties and with capital gains from any sales of properties. A mortgage REIT generally specializes in lending money to owners of properties and passes through any interest income it may earn to its shareholders.

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Partnership units of real estate and other types of companies sometimes are organized as master limited partnerships in which ownership interests are publicly traded. Master limited partnerships often own several properties or businesses (or directly own interests) that are related to real estate development and the oil and gas industries, but they also may finance motion pictures, research and development and other projects.

REITs are subject to certain risks associated with direct ownership of real estate, including, for example, declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. REITs also may be subject to interest rate risk. In general, increases in interest rates will decrease the value of high-yield securities and increase the costs of obtaining financing, which could decrease the value of a REIT’s investments. In addition, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of credit extended. Both equity and mortgage REITs are dependent upon management skills. REITs also may be subject to heavy cash flow dependency, defaults by borrowers, and the possibility of failing to qualify for preferential tax treatment under the Code, which adversely could affect dividend payments. REITs also may not be diversified.

Investing in master limited partnerships generally is subject to the risks applicable to investing in a partnership as opposed to a corporation, which may include fewer protections afforded to investors. Additional risks include those associated with the specific industries in which a master limited partnership invests, such as the risks associated with investing in the real estate or oil and gas industries.

Repurchase Agreements

Repurchase agreements are agreements under which a Fund acquires a security for a relatively short period of time subject to the obligation of a seller to repurchase and a Fund to resell such security at a fixed time and price (representing a Fund’s cost plus interest). Repurchase agreements also may be viewed as loans made by a Fund that are collateralized by the securities subject to repurchase. A Fund typically will enter into repurchase agreements only with commercial banks, registered broker/dealers and the Fixed Income Clearinghouse Corporation, and only with respect to the highest quality securities, such as U.S. Government obligations. Such transactions are monitored to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including any accrued interest.

Repurchase agreements generally are subject to counterparty risk. If a counterparty defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale and accrued interest are less than the resale price provided in the repurchase agreement including interest. In addition, if a seller becomes involved in bankruptcy or insolvency proceedings, a Fund may incur delays and costs in selling the underlying security, or may suffer a loss of principal and interest if, for example, a Fund is treated as an unsecured creditor and is required to return the underlying collateral to the seller or its assigns.

Reverse Repurchase Agreements

Reverse repurchase agreements are agreements under which a Fund sells a security subject to the obligation of a buyer to resell and a Fund to repurchase such security at a fixed time and price. Reverse repurchase agreements also may be viewed as borrowings made by a Fund.

Reverse repurchase agreements involve the risk that the market value of the securities a Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce a Fund’s obligation to repurchase the securities. In addition, reverse repurchase agreements are techniques involving leverage, and are subject to asset coverage requirements. Under the requirements of the 1940 Act, a Fund is required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings.

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Standby Commitments

Standby commitments are securities under which a purchaser, usually a bank or broker/dealer, agrees to purchase, for a fee, an amount of a Fund’s municipal obligations. The amount payable by a bank or broker/dealer to purchase securities subject to a standby commitment typically will be substantially the same as the value of the underlying municipal securities. A Fund may pay for standby commitments either separately in cash or by paying a higher price for portfolio securities that are acquired subject to such a commitment.

Using standby commitments is subject to certain risks. Standby commitments are subject to the risk that a counterparty will not fulfill its obligation to purchase securities subject to a standby commitment.

Stripped Securities

Stripped securities are securities that evidence ownership in either the future interest or principal payments on an instrument. There are many different types and variations of stripped securities. For example, separately traded interest and principal securities, or STRIPS, can be component parts of a U.S. Treasury security where the principal and interest components are traded independently through DTC, a clearing agency registered pursuant to Section 17A of the Securities Exchange Act of 1934, as amended, and created to hold securities for its participants, and to facilitate the clearance and settlement of securities transactions between participants through electronic computerized book-entries, thereby eliminating the need for physical movement of certificates. TIGERS are Treasury securities stripped by brokers. Stripped mortgage-backed securities, or SMBS, also can be issued by the U.S. Government or its agencies.

SMBS usually are structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed assets. Common types of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage-backed assets, while another class receives most of the interest and the remainder of the principal.

Investing in stripped securities is subject to certain risks. If the underlying obligations experience greater than anticipated prepayments of principal, a Fund may fail fully to recoup its initial investment in such securities. The market value of the class consisting primarily or entirely of principal payments can be especially volatile in response to changes in interest rates. The rates of return on a class of SMBS that receives all or most of the interest are generally higher than prevailing market rates of return on other mortgage-backed obligations because their cash flow patterns also are volatile and there is a greater risk that the initial investment will not be recouped fully.

U.S. Government and Related Obligations

U.S. Government obligations include U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. Government or by various instrumentalities which have been established or sponsored by the U.S. Government. U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. Government differ in their interest rates, maturities and time of issuance, as well as with respect to whether they are guaranteed by the U.S. Government.

Investing in U.S. Government and related obligations is subject to certain risks. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency or instrumentality and, as a result, may be subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Obligations of U.S. Government agencies, authorities, instrumentalities and sponsored enterprises historically have involved limited risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. Government would provide financial support to any of these entities if it is not obligated to do so by law.

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Variable- and Floating-Rate Obligations

Variable- and floating-rate obligations provide for periodic adjustments in the interest rate and, under certain circumstances, varying principal amounts. Unlike a fixed interest rate, a variable, or floating, rate is one that rises and declines based on the movement of an underlying index of interest rates and may pay interest at rates that are adjusted periodically according to a specified formula.

Investing in variable- and floating-rate obligations is subject to certain risks. Variable- and floating-rate obligations may involve direct lending arrangements between the purchaser and the issuer and there may be no active secondary market, making it difficult to resell such obligations to a third party. Variable- and floating-rate obligations also may be subject to interest rate and credit risks. Changes in interest rates can affect the rate of return on such obligations. If an issuer of a variable- or floating rate obligation defaults, a Fund could sustain a loss to the extent of such default.

Warrants and Rights

Warrants and rights are types of securities that give a holder a right to purchase shares of common stock. Warrants usually are issued together with a bond or preferred stock and entitle a holder to purchase a specified amount of common stock at a specified price typically for a period of years. Rights usually have a specified purchase price that is lower than the current market price and entitle a holder to purchase a specified amount of common stock typically for a period of only weeks. Warrants may be used to enhance the marketability of a bond or preferred stock.

Warrants and rights may be subject to the risk that the securities could lose value. There also is the risk that the potential exercise price may exceed the market price of the warrants or rights, such as when there is no movement in the market price or the market price of such securities declines.

When-Issued, Delayed Delivery and Forward Commitment Transactions

When-issued, delayed delivery and forward commitment transactions involve the purchase or sale of securities by a Fund, with payment and delivery taking place in the future. When engaging in when-issued, delayed delivery and forward commitment transactions, a Fund typically will hold cash or liquid securities in a segregated account in an amount equal to or greater than the purchase price. The payment obligation and, if applicable, the interest rate that will be received on the securities, are fixed at the time that a Fund agrees to purchase the securities. A Fund generally will enter into when-issued, delayed delivery and forward commitment transactions only with the intention of completing such transactions. However, the Advisor may determine not to complete a transaction if it deems it appropriate. In such cases, a Fund may realize short-term gains or losses.

When-issued, delayed delivery and forward commitment transactions involve the risks that the securities purchased may fall in value by the time they actually are issued or that the other party may fail to honor the contract terms. A Fund that invests in delayed delivery securities may rely on a third party to complete the transaction. Failure by a third party to deliver a security purchased on a delayed delivery basis may result in a financial loss to a Fund or the loss of an opportunity to make an alternative investment.

Zero-Coupon, Pay-in-Kind and Step-Coupon Securities

Zero-coupon securities do not pay interest on a current basis but instead accrue interest over the life of the security. These securities include, among others, zero-coupon bonds, which either may be issued at a discount by a corporation or government entity or may be created by a brokerage firm when it strips the coupons from a bond or note and then sells the bond or note and the coupon separately. This technique is used frequently with U.S. Treasury bonds, and zero-coupon securities are marketed under such names as CATS (Certificate of Accrual on Treasury Securities), TIGERs (Treasury Investor Growth Receipts) or STRIPS (Separate Trading of Registered Interest and Principal of Securities). Zero-coupon bonds also are issued by municipalities. Buying a municipal zero-coupon bond frees its purchaser of the obligation to pay regular federal income tax on imputed interest, since the interest is exempt for regular federal income tax purposes. Zero-coupon certificates of deposit and zero-coupon mortgages are generally structured in the same fashion as zero-coupon bonds; the certificate of deposit holder or mortgage holder receives face value at maturity and no payments until then.

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Pay-in-kind securities normally give the issuer an option to pay cash at a coupon payment date or to give the holder of the security a similar security with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

Step-coupon securities trade at a discount from their face value and pay coupon interest. The coupon rate is paid according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issue.

Zero-coupon, step-coupon and pay-in-kind securities holders generally have substantially all the rights and privileges of holders of the underlying coupon obligations or principal obligations. Holders of these securities have the right upon default on the underlying coupon obligations or principal obligations to proceed directly and individually against the issuer and are not required to act in concert with other holders of such securities.

Investing in zero-coupon, pay-in-kind and step-coupon securities is subject to certain risks, including that market prices of zero-coupon, pay-in-kind step-coupon securities generally are more volatile than the prices of securities that pay interest periodically and in cash, and are likely to respond to changes in interest rates to a greater degree than other types of debt securities.

Because zero-coupon securities bear no interest, they are volatile. Since zero-coupon bondholders do not receive interest payments, zero-coupon securities fall more dramatically than bonds paying interest on a current basis when interest rates rise. However, when interest rates fall, zero-coupon securities rise more rapidly in value than interest paying bonds.

Borrowings

Each Fund has a fundamental policy with respect to borrowing that can be found under the heading About the Funds’ Investments — Fundamental and Non–Fundamental Investment Policies. Specifically, each Fund may not borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds. In general, pursuant to the 1940 Act, a Fund may borrow money only from banks in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount must be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation. The Funds participate in committed and uncommitted lines of credit (Lines of Credit). Any advance under the Lines of Credit is contemplated primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely sale of portfolio securities. It is possible that a Fund may wish to borrow money under the uncommitted line of credit for a temporary or emergency purpose but may not be able to do so.

Pursuant to an exemptive order from the SEC, the Funds may, subject to certain conditions, borrow money from other funds in the Columbia Funds Family for temporary emergency purposes in order to facilitate redemption requests, or for other purposes consistent with Fund investment policies and restrictions. All loans are set at an interest rate between the rates charged on overnight repurchase agreements and short-term bank loans.

Short Sales

A Fund may engage in short sales that are not “against the box,” which are sales by a Fund of securities or commodity futures contracts that it does not own in hopes of purchasing the same security at a later date at a lower price. The technique is also used to protect a profit in a long-term position in a security or commodity futures contract. To make delivery to the buyer, a Fund must borrow or purchase the security. If borrowed, a Fund is then obligated to replace the security borrowed from the third party, so a Fund must purchase the security at the market price at a later time. If the price of the security has increased during this time, then a Fund will incur a loss equal to the increase in price of the security from the time of the short sale plus any premiums and interest paid to the third

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party. (Until the security is replaced, a Fund is required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan. To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.)

Short sales by a Fund that are not made “against the box” create opportunities to increase a Fund’s return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Because a Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, a Fund’s NAV per share tends to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than if it had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest a Fund may be required to pay in connection with the short sale. Short sales could potentially involve unlimited loss, as the market price of securities sold short may continually increase, although a Fund can mitigate any such losses by replacing the securities sold short. Under adverse market conditions, a Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales. There is also the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to a Fund.

A Fund will sometimes sell securities short when it owns an equal amount of such securities as those securities sold short. This is a technique known as selling short “against the box.” If a Fund makes a short sale “against the box,” it would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. To secure its obligation to deliver securities sold short, a Fund will deposit in escrow in a separate account with the custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. A Fund can close out its short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by a Fund, because a Fund might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

Short sales “against the box” entail many of the same risks and considerations described above regarding short sales not “against the box.” However, when a Fund sells short “against the box” it typically limits the amount of securities that it has leveraged. A Fund’s decision to make a short sale “against the box” may be a technique to hedge against market risks when the Advisor believes that the price of a security may decline, causing a decline in the value of a security owned by a Fund or a security convertible into or exchangeable for such security. In such case, any future losses in a Fund’s long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities a Fund owns, either directly or indirectly, and, in the case where a Fund owns convertible securities, changes in the investment values or conversion premiums of such securities. Short sales may have adverse tax consequences to a Fund and its shareholders.

A Fund’s successful use of short sales also will be subject to the ability of the Advisor to predict movements in the directions of the relevant market. A Fund therefore bears the risk that the Advisor will incorrectly predict future price directions. In addition, if a Fund sells a security short, and that security’s price goes up, a Fund will have to make up the margin on its open position (i.e., purchase more securities on the market to cover the position). It may be unable to do so and thus its position may not be closed out. There can be no assurance that a Fund will not incur significant losses in such a case.

In the view of the SEC, a short sale involves the creation of a “senior security” as such term is defined in the 1940 Act, unless the sale is “against the box” and the securities sold short are placed in a segregated account (not with the broker), or unless a Fund’s obligation to deliver the securities sold short is “covered” by placing in a segregated account (not with the broker) cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any such collateral required to be deposited with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash, U.S. Government securities or other liquid debt or equity securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale.

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Lending Securities

Securities lending refers to the lending of a Fund’s portfolio securities. Subject to its investment policies described above and in the prospectuses, a Fund may make secured loans of its portfolio securities to broker/dealers and other institutional investors. Securities loans are made pursuant to agreements that require that loans be secured continuously by collateral in cash or short-term debt obligations at least equal to the value of the securities loaned. A Fund retains all or a portion of the interest received on investment of cash collateral, or receives a fee from the borrower where collateral is provided in the form of short-term debt obligations. A borrower will pay to a Fund an amount equal to any dividends or interest received on securities loaned, but a Fund typically will pay for lending fees and related expenses from interest earned on investments of cash collateral. Although voting rights, or rights to consent, with respect to loaned securities pass to a borrower, a Fund retains the right to call the loans at any time on reasonable notice, and may do so in order to vote upon matters affecting, or to sell, the loaned securities.

Engaging in securities lending is subject to certain risks, including counterparty risk, which is the risk that the counterparty to a transaction could default. There also is a risk of possible delay in the recovery of loaned securities or possible loss of rights in the collateral if a borrower fails financially.

Temporary Defensive Positions

Each Fund may temporarily invest in money market instruments or hold cash while it is investing defensively. It may do so without limit, when the Advisor: (i) believes that the market conditions are not favorable for profitable investing; (ii) is unable to locate favorable investment opportunities; or (iii) determines that a temporary defensive position is advisable or necessary in order to meet anticipated redemption requests, or for other reasons. While a Fund engages in such strategies, it may not achieve its investment objective. See also About the Funds’ Investments — Permissible Investments and Related Risks — Money Market Instruments.

Portfolio Turnover

A change in the securities held by a Fund is known as “portfolio turnover.” High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in adverse tax consequences to a Fund’s shareholders. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

For each Fund’s portfolio turnover rate, see the Financial Highlights section in the prospectuses for that Fund.

Disclosure of Portfolio Information

The Board has adopted policies and procedures with respect to the disclosure of the Columbia Funds’ portfolio holdings. These policies and procedures are designed to ensure that disclosure of information regarding the Columbia Funds’ portfolio securities is in the best interests of Columbia Fund shareholders and to address conflicts between the interests of Columbia Fund shareholders, on the one hand, and those of the Advisor, the Distributor or any affiliated person of a Columbia Fund, on the other. These policies and procedures provide that Columbia Funds portfolio holdings information generally may not be disclosed to any party prior to the earlier of: (i) the business day next following the posting of such information on the Columbia Funds’ website, if applicable, or (ii) the time a Columbia Fund discloses the information in a publicly available SEC filing required to include such information. Certain limited exceptions that have been approved consistent with the policies and procedures are described below. The Board will be updated as needed regarding compliance with these policies and procedures. The policies and procedures prohibit the Advisor and the Columbia Funds’ other service providers from entering into any agreement to disclose Columbia Fund portfolio holdings information in exchange for any form of consideration. These policies and procedures apply to all categories of Columbia Funds and include some variations tailored to the different categories of Columbia Funds. Accordingly, some of the provisions described below do not apply to the Columbia Fund(s) covered by this SAI. The Advisor also has adopted policies and procedures to monitor for compliance with these portfolio holdings disclosure policies and procedures.

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Public Disclosures

The Columbia Funds’ portfolio holdings are currently disclosed to the public through required filings with the SEC and on the Columbia Funds’ website. This information is available on the Columbia Funds’ website as described below.

•	For equity, convertible, balanced and asset allocation Columbia Funds, a complete list of portfolio holdings as of a month end is posted approximately 30 calendar days after such month end.

•	For fixed income Columbia Funds, a complete list of portfolio holdings as of a fiscal quarter-end is posted approximately 60 calendar days after such quarter-end.

•	For Columbia Money Market Funds, a complete list of portfolio holdings as of a month end is posted approximately the fifth business day after such month end.

Certain Columbia Funds also disclose their largest holdings, as a percent of the market values of the Columbia Funds’ portfolios, as of month end on their website, generally within 15 calendar days after such month end. The equity Columbia Funds post their largest 10–15 holdings, the balanced Columbia Funds post their largest 5 equity holdings, and certain fixed income Columbia Funds post their top 5–15 holdings.

The Columbia Funds may also disclose more current portfolio holdings information as of specified dates on the Columbia Funds’ website.

The scope of the information that is made available on the Columbia Funds website pursuant to the Columbia Funds policies relating to a Columbia Fund’s portfolio may change from time to time without prior notice. The Columbia Funds file their portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semi-annual period) and Form N-Q (with respect to the first and third quarters of each Columbia Fund’s fiscal year). Shareholders may obtain each Columbia Fund’s Form N-CSR and N-Q filings on the SEC’s website at www.sec.gov, a link to which is provided on the Columbia Funds website. In addition, each Columbia Fund’s Form N-CSR and N-Q filings may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 800.SEC.0330 for information about the SEC’s website or the operation of the public reference room.

With respect to variable insurance trusts in the Columbia Funds Family, holdings information is disclosed no earlier than the time such information is filed in a publicly available SEC filing required to include such information.

The Columbia Funds, the Advisor and their affiliates may include portfolio holdings information that already has been made public through a website posting or SEC filing in marketing literature and other communications to shareholders, advisors or other parties, provided that the information is disclosed no earlier than the business day after the date the information is disclosed publicly on the Columbia Funds website or no earlier than the time a Columbia Fund files such information in a publicly available SEC filing required to include such information.

Other Disclosures

The Columbia Funds’ policies and procedures provide that no disclosures of the Columbia Funds’ portfolio holdings may be made prior to the portfolio holdings information being made public unless (i) the Columbia Funds have a legitimate business purpose for making such disclosure, (ii) the Columbia Funds’ President and Chief Executive Officer authorizes such non-public disclosure of information, and (iii) the party receiving the non-public information enters into an appropriate confidentiality agreement or is otherwise subject to a confidentiality obligation.

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In determining the existence of a legitimate business purpose for making portfolio disclosures, the following factors, among others, are considered: (i) any prior disclosure must be consistent with the anti-fraud provisions of the federal securities laws and the fiduciary duties of the Advisor; (ii) any conflicts of interest between the interests of Columbia Fund shareholders, on the one hand, and those of the Advisor, the Distributor or any affiliated person of a Columbia Fund, on the other; and (iii) any prior disclosure to a third party, although subject to a confidentiality agreement, would not make conduct lawful that otherwise is unlawful.

In addition, the Columbia Funds periodically disclose their portfolio information on a confidential basis to various service providers that require such information to assist the Columbia Funds with their day-to-day business affairs. In addition to the Advisor and its affiliates, these service providers include each Columbia Fund’s sub-advisor(s) (if any), the Columbia Funds’ independent registered public accounting firm, legal counsel, financial printers, proxy solicitor and proxy voting service provider, as well as ratings agencies that maintain ratings on certain Columbia Funds. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Columbia Funds. The Columbia Funds also may disclose portfolio holdings information to broker/dealers and certain other entities in connection with potential transactions and management of the Columbia Funds, provided that reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information.

The Columbia Funds currently have ongoing arrangements with certain approved recipients with respect to the disclosure of portfolio holdings information prior to such information being made public. Portfolio holdings information disclosed to such recipients is current as of the time of its disclosure, is disclosed to each recipient solely for purposes consistent with the services described below and has been authorized by the Columbia Funds’ President and Chief Executive Officer. These special arrangements are described in the table below.

Ongoing Portfolio Holdings Disclosure Arrangements

IDENTITY OF RECIPIENT	COMPENSATION/ CONSIDERATION RECEIVED	CONDITIONS/RESTRICTIONS ON USE OF INFORMATION	FREQUENCY OF DISCLOSURE
Electra Information Systems	None	Use for trade reconciliation purposes.	Daily

Standard & Poor’s	None	Use to maintain ratings for certain Money Market Funds.	Weekly

Investor Tools, Inc.	None	Access granted solely for the purpose of testing back office conversion of trading systems.	Real time

ING Insurance Company	None	Access granted for specific Columbia Funds for ING’s creation of client/shareholder materials. ING may not distribute materials until the holdings information is made public.	Quarterly

Glass-Lewis & Co.	None	Access in connection with testing the firm’s proxy services.	Daily

CMS Bondedge	None	Access when assisting in resolving technical difficulties with application used by the Advisor’s Fixed Income Portfolio Management team as an analytical and trading tool.	Ad hoc

Linedata Services, Inc.	None	Access when assisting in resolving technical difficulties with the software for the LongView Trade Order Management System.	Ad hoc

JP Morgan	None	Access to provide the Advisor’s High Yield portfolio management team with peer group analysis reports for purposes of analyzing the portfolio.	Monthly

Malaspina Communications	None	Use to facilitate writing, publishing and mailing Columbia Fund shareholder reports and communications including shareholder letter and management’s discussion of Columbia Fund performance.	Quarterly

Data Communique	None	Use to automate marketing materials. Vendor receives top holdings information to populate data in fact sheet templates.	Quarterly

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Evare LLP	None	Use for standardizing and reformatting data according to the Advisor’s specifications for use in the reconciliation process.	Daily

Factset Data Systems, Inc.	None	Use for provision of quantitative analytics, charting and fundamental data to the Advisor.	Daily

RR Donnelley/WE Andrews	None	Access as printers for the Columbia Funds’ prospectuses, supplements, SAIs, fact sheets and brochures.	Monthly

Merrill and Bowne	None	Access as printers for the Columbia Funds’ prospectuses, supplements and SAIs.	Monthly

Merrill Corporation	None	Use to provide fulfillment of the Columbia Funds’ prospectuses, supplements, SAIs and sales materials.	Monthly

Citigroup	None	Access when assisting in resolving technical difficulties with Yield Book, an analytic software program that the Advisor uses to perform ongoing risk analysis and management of certain fixed income Columbia Funds and fixed income separately managed accounts.	Daily

Mellon Analytical Solutions	None	Use to provide portfolio characteristics to assist in performance reviews and reporting.	Monthly

Eagle Investment Systems Corp./ FT Interactive Systems Corp	None	Eagle is the Portfolio Accounting System for Causeway Capital Management LLC, the investment sub-advisor to certain of the Columbia Funds (Causeway).	Daily

Bloomberg Trade Order Management System	None	Bloomberg is the portfolio trading system for Causeway; holdings data needs is loaded into Bloomberg.	Daily

Institutional Shareholder Services (ISS)	None	ISS is a proxy voting research and record keeping service used by Causeway to vote proxies for certain of the Columbia Funds. ISS needs the portfolio holdings to provide Causeway with proxy ballots, research and record keeping services so that Causeway may timely and accurately vote and record proxies for certain of the Columbia Funds.	Daily

Cogent Consulting LLC	None	To facilitate the evaluation of Daily commission rates and to provide flexible commission reporting.	Daily

Moody’s	None	Ongoing portfolio surveillance for ratings they maintain on the Money Market Funds.	Monthly

INVESTMENT ADVISORY AND OTHER SERVICES

The Advisor and Investment Advisory Services

The Advisor (which is also the Administrator) has been a registered investment advisor since 1995. The Advisor is a wholly owned subsidiary of Columbia Management Group, LLC, which is the primary investment division of Bank of America. The Advisor and Columbia Management Group, LLC are located at 100 Federal Street, Boston MA 02110.

Services Provided

Pursuant to the terms of the Investment Advisory Agreement, the Advisor is responsible for the overall management and supervision of the investment management of each Fund. The Advisor performs its duties subject at all times to the control of the Board and in conformity with the stated policies of each Fund.

The Investment Advisory Agreement generally provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of the Advisor’s obligations or duties thereunder, the Advisor shall not be subject to liability to the Trust or to the Fund for any act or omission in the course of, or connected with, rendering services thereunder.

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The Investment Advisory Agreement became effective with respect to each Fund after approval by the Board, and after an initial two year period, continues from year to year, provided that such continuation of the Investment Advisory Agreement is specifically approved at least annually by the Board, including its Independent Trustees. The Investment Advisory Agreement terminates automatically in the event of its assignment, and is terminable with respect to a Fund at any time without penalty by the Trust (by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund) or by the Advisor on 60 days’ written notice.

The Advisor pays all salaries of officers of the Trust, except for the CCO, a portion of whose salary is paid by the Columbia Funds. The Trust pays all expenses not assumed by the Advisor including, but not limited to, auditing, legal, custodial, shareholder servicing and shareholder reporting expenses. The Trust pays the cost of printing and mailing Fund prospectuses to shareholders. The Distributor pays the cost of printing and distributing all other prospectuses.

Advisory Fee Rates

The Funds pay the Advisor an annual fee for its investment advisory services, as set forth in the Investment Advisory Agreement, and as shown in the section entitled Management of the Fund — Primary Service Providers in each Fund’s prospectuses. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly. The Advisor also may pay amounts from its own assets to the Distributor and/or to selling and/or servicing agents for services they provide.

Advisory Fees Paid by the Funds

Because the Funds are newly formed funds that have yet to commence operations, no advisory fee has been paid by the Funds as of the date of this Statement of Additional Information.

Portfolio Manager(s)

The following provides additional information about the portfolio manager(s) of the Advisor who are responsible for making the day-to-day investment decisions for the Funds. As described in the Management of the Fund — Primary Service Providers section of each Fund’s prospectuses, the portfolio manager(s) of the Advisor who are responsible for the Funds are:

Portfolio Manager(s) of the Advisor

Portfolio Manager	Fund
Timothy Anderson	International Growth Fund

Richard Bayles	Select Opportunities Fund
Blended Equity Fund

Fred Copper	Emerging Markets Fund
Pacific/Asia Fund
International Growth Fund

Fatima Dickey	Select Opportunities Fund

Paul DiGiacomo	International Growth Fund

Timothy Evnin	Mid Cap Value and Restructuring Fund
Value and Restructuring Fund

Thomas M. Galvin	Select Large Cap Growth Fund

Michael E. Hoover	Energy and Natural Resources Fund

Jasmine (Weili) Huang	Emerging Markets Fund
Pacific/Asia Fund
International Growth Fund

Michael Kirkbride	Blended Equity Fund

John McDermott	Mid Cap Value and Restructuring Fund
Value and Restructuring Fund

Daisuke Nomoto	International Growth Fund
Pacific/Asia Fund

Nischal Pai	Blended Equity Fund

Alexander D. Powers	Short-Intermediate Bond Fund
Bond Fund

Douglas H. Pyle	Select Small Cap Fund

Frank A. Salem	Short-Intermediate Bond Fund

Dara J. White	Emerging Markets Fund

David J. Williams	Value and Restructuring Fund

Michael Zazzarino	Bond Fund

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Compensation

The Advisor’s portfolio managers received their compensation from the Advisor and its parent company, Columbia Management Group, LLC, in the form of salary, bonus, stock options, restricted stock, and notional investments through an incentive plan, the value of which is measured by reference to the performance of the Columbia Funds in which the account is invested. A portfolio manager’s bonus is variable and generally is based on (1) an evaluation of the portfolio manager’s investment performance and (2) the results of a peer and/or management review of the portfolio manager, which takes into account skills and attributes such as team participation, investment process, communication and professionalism. In evaluating investment performance, the Advisor generally considers the one, three and five year performance of mutual funds and other accounts managed by the portfolio manager relative to the benchmarks and peer groups noted below, emphasizing the portfolio manager’s three and five year performance. The Advisor also may consider a portfolio manager’s performance in managing client assets in sectors and industries assigned to the portfolio manager as part of his/her investment team responsibilities, where applicable. For portfolio managers who also have group management responsibilities, another factor in their evaluation is an assessment of the group’s overall investment performance.

Performance Benchmarks

Portfolio Manager / Fund(s)		Primary Benchmark(s)	Peer Group
Timothy Anderson	International Growth Fund	MSCI AC World Index ex USA MSCI EAFE Index	Morningstar Foreign Stock Classification

Richard Bayles	Select Opportunities Fund	S&P 500 Index Russell 1000 Index	Lipper Multi Cap core

	Blended Equity Fund	S&P 500 Index	Morningstar Large Blend Classification

Fred Copper	Emerging Markets Fund	MSCI Emerging Markets Index	Morningstar Foreign Stock Classification

	Pacific/Asia Fund	MSCI AC Asia Pacific MSCI EAFE Index	Morningstar Diversified Pacific Asia Classification

	International Growth Fund	MSCI AC World Index ex USA MSCI EAFE Index	Morningstar Foreign Stock Classification

Fatima Dickey	Select Opportunities Fund	S&P 500 Index Russell 1000 Index	Lipper Multi Cap core

Paul DiGiacomo	International Growth Fund	MSCI AC World Index ex USA MSCI EAFE Index	Morningstar Foreign Stock Classification

Timothy Evnin	Mid Cap Value and Restructuring Fund	Russell Mid Cap	Morningstar Mid Blend Classification

	Value and Restructuring Fund	Russell 1000 Value	Morningstar Large Value Classification

Thomas M. Galvin	Select Large Cap Growth Fund	Russell 1000 Growth Index	Lipper Large Cap Growth Classification

Michael E. Hoover	Energy and Natural Resources Fund	S&P 500 Index	Morningstar Specialty Classification

Jasmine (Weili) Huang	Emerging Markets Fund	MSCI Emerging Markets Index	Morningstar Foreign Stock Classification

	Pacific/Asia Fund	MSCI AC Asia Pacific MSCI EAFE Index	Morningstar Diversified Pacific Asia Classification

	International Growth Fund	MSCI AC World Index ex USA MSCI EAFE Index	Morningstar Foreign Stock Classification

Michael Kirkbride	Blended Equity Fund	S&P 500 Index	Morningstar Large Blend Classification

John McDermott	Mid Cap Value and Restructuring Fund	Russell Mid Cap	Morningstar Mid Blend Classification

	Value and Restructuring Fund	Russell 1000 Value	Morningstar Large Value Classification

Daisuke Nomoto	International Growth Fund	MSCI AC World Index ex USA MSCI EAFE Index	Morningstar Foreign Stock Classification

	Pacific/Asia Fund	MSCI AC Asia Pacific MSCI EAFE Index	Morningstar Diversified Pacific Asia Classification

Nischal Pai	Blended Equity Fund	S&P 500 Index	Morningstar Large Blend Classification

Alexander D. Powers	Short-Intermediate Bond Fund	Lehman Brothers Intermediate Govt/Credit Bond Index	Lipper Short-Intermediate Investment Grade Debt Classification

	Bond Fund	Lehman Brothers Aggregate Bond Index	Lipper Corporate Debt Funds A Rated

Douglas H. Pyle	Select Small Cap Fund	Russell 2000 Index	Lipper Small Cap Core Classification

Frank A. Salem	Short-Intermediate Bond Fund	Lehman Brothers Intermediate Govt/Credit Bond Index	Lipper Short-Intermediate Investment Grade Debt Classification

Dara J. White	Emerging Markets Fund	MSCI Emerging Markets Index	Morningstar Foreign Stock Classification

David J. Williams	Value and Restructuring Fund	Russell 1000 Value	Morningstar Large Value Classification

Michael Zazzarino	Bond Fund	Lehman Brothers Aggregate Bond Index	Lipper Corporate Debt Funds A Rated

The size of the overall bonus pool each year is determined by Columbia Management Group, LLC and depends on, among other factors, the levels of compensation generally in the investment management industry (based on market compensation data) and the Advisor’s profitability for the year, which is largely determined by assets under management.

Other Accounts

The following table shows the number and assets of other investment accounts (or portions of investment accounts) that the portfolio manager(s) of the Advisor managed, as of the date indicated in the table.

Other Accounts Managed by the Portfolio Manager(s)

	Other SEC-registered open-end and closed-end funds		Other pooled investment vehicles		Other accounts
Portfolio Manager	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets
Timothy Anderson(a)	5	$2.4 billion	2	$988 million	6	$219 million
Richard Bayles(b)	1	$386 million	1	$513 million	232	$1.16 billion
Richard Bayles(c)
Fred Copper(d)	9	$4.5 billion	4	$1.2 billion	29	$391 million
Fred Copper(e)	9	$4.5 billion	4	$1.2 billion	29	$391 million
Fred Copper(f)	9	$4.5 billion	4	$1.2 billion	29	$391 million
Fatima Dickey(g)
Paul DiGiacomo(h)	5	$2.4 billion	2	$988 million	14	$219 million
Timothy Evnin(i)	1	$0	0	$0	252	$878 million
Timothy Evnin(j)	1	$0	0	$0		$13.18 billion
Thomas M. Galvin(k)	0	$0	3	$70 million	1,047	$917 million
Michael E. Hoover(l)	0	$0	0	$0	0	$0
Jasmine Huang(m)	8	$4.4 billion	4	$1.2 billion	4	$100,000
Jasmine Huang(n)	8	$4.4 billion	4	$1.2 billion	4	$100,000
Jasmine Huang(o)	8	$4.4 billion	4	$1.2 billion	4	$100,000
Michael Kirkbride(p)	1	$184 million	0	$0	19	$12 million
John McDermott(q)
John McDermott(r)	1	$0	0	$0	125	$331 million
Daisuke Nomoto(s)	6	$2.6 billion	3	$1.1 billion	2	$45,000
Daisuke Nomoto(t)	6	$2.6 billion	3	$1.1 billion	2	$45,000
Nischal Pai(u)	0	$0	0	$0	70	$1 billion
Alexander D. Powers(v)	4	$3.97 billion	1	$145 million	35	$1.5 billion
Alexander Powers(w)	4	$3.88 billion	1	$145 million	35	$1.5 billion
Douglas H. Pyle(x)	1	$725 million	1	$196 million	49	$403 million
Frank A. Salem(y)	1	$447 million	1	$485 million	24	$3.5 billion
Dara J. White(z)	2	$1.14 billion	0	$0	7	$362,000
David J. Williams(aa)	1	$9.08 billion	0	$0	228	$2 million
Michael Zazzarino(bb)	1	$2.57 billion	0	$0	15	$161 million

(a)	“Other SEC-registered open-end and closed-end funds” represents funds other than Emerging Markets Fund. Account information provided as of November 30, 2007.

(b)	“Other SEC-registered open-end and closed-end funds” represents funds other than Select Opportunities Fund. Account information provided as of December 31, 2007.

(c)	“Other SEC-registered open-end and closed-end funds” represents funds other than Blended Equity Fund. Account information provided as of

(d)	“Other SEC-registered open-end and closed-end funds” represents funds other than International Growth Fund. Account information provided as of November 30, 2007.

(e)	“Other SEC-registered open-end and closed-end funds” represents funds other than Pacific/Asia Fund. Account information provided as of November 30, 2007.

(f)	“Other SEC-registered open-end and closed-end funds” represents funds other than Emerging Markets Fund. Account information provided as of November 30, 2007.

(g)	“Other SEC-registered open-end and closed-end funds” represents funds other than Select Opportunities Fund. Account information provided as of

(h)	“Other SEC-registered open-end and closed-end funds” represents funds other than International Growth Fund. Account information provided as of November 30, 2007.

(i)	“Other SEC-registered open-end and closed-end funds” represents funds other than Mid Cap Value and Restructuring Fund. Account information provided as of December 31, 2007.

(j)	“Other SEC-registered open-end and closed-end funds” represents funds other than Value and Restructuring Fund. Account information provided as of December 31, 2007.

(k)	“Other SEC-registered open-end and closed-end funds” represents funds other than Select Large Cap Growth Fund. Account information provided as of September 30, 2007.

(l)	“Other SEC-registered open-end and closed-end funds” represents funds other than Energy and Natural Resources Fund. Account information provided as of

(m)	“Other SEC-registered open-end and closed-end funds” represents funds other than Pacific/Asia Fund. Account information provided as of November 30, 2007.

(n)	“Other SEC-registered open-end and closed-end funds” represents funds other than International Growth Fund. Account information provided as of November 30, 2007.

(o)	“Other SEC-registered open-end and closed-end funds” represents funds other than Pacific/Asia Fund. Account information provided as of November 30, 2007.

(p)	“Other SEC-registered open-end and closed-end funds” represents funds other than Blended Equity Fund. Account information provided as of December 31, 2007.

(q)	“Other SEC-registered open-end and closed-end funds” represents funds other than Mid Cap Value and Restructuring Fund. Account information provided as of

(r)	“Other SEC-registered open-end and closed-end funds” represents funds other than Value and Restructuring Fund. Account information provided as of December 31, 2007.

(s)	“Other SEC-registered open-end and closed-end funds” represents funds other than International Growth Fund. Account information provided as of November 30, 2007.

(t)	“Other SEC-registered open-end and closed-end funds” represents funds other than International Growth Fund. Account information provided as of November 30, 2007.

(u)	“Other SEC-registered open-end and closed-end funds” represents funds other than Blended Equity Fund. Account information provided as of

(v)	“Other SEC-registered open-end and closed-end funds” represents funds other than Short-Intermediate Bond Fund. Account information provided as of January 31, 2008.

(w)	“Other SEC-registered open-end and closed-end funds” represents funds other than Bond Fund. Account information provided as of January 31, 2008.

(x)	“Other SEC-registered open-end and closed-end funds” represents funds other than Select Small Cap Fund. Account information provided as of

(y)	“Other SEC-registered open-end and closed-end funds” represents funds other than Short-Intermediate Bond Fund. Account information provided as of January 31, 2008.

(z)	“Other SEC-registered open-end and closed-end funds” represents funds other than Emerging Markets Fund. Account information provided as of January 31, 2008.

(aa)	“Other SEC-registered open-end and closed-end funds” represents funds other than Value and Restructuring Fund. Account information provided as of November 30, 2007.

(bb)	“Other SEC-registered open-end and closed-end funds” represents funds other than Bond Fund. Account information provided as of January 31, 2008.

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The following table shows the number and assets of the above accounts (or portions of such accounts) for which the advisory fee is based on performance, as of the date of this SAI.

Other Accounts Managed by the Portfolio Manager(s) for which the Advisory Fee is Based on Performance

	Other SEC-registered open-end and closed-end funds		Other pooled investment vehicles		Other accounts
Portfolio Manager	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets
Timothy Anderson(a)	0	$0	0	$0	0	$0
Richard Bayles(b)	0	$0	0	$0	0	$0
Richard Bayles(c)	0	$0	0	$0	0	$0
Fred Copper(d)	0	$0	0	$0	0	$0
Fred Copper(e)	0	$0	0	$0	0	$0
Fred Copper(f)	0	$0	0	$0	0	$0
Fatima Dickey(g)	0	$0	0	$0	0	$0
Paul DiGiacomo(h)	0	$0	0	$0	0	$0
Timothy Evnin(i)	0	$0	0	$0	0	$0
Timothy Evnin(j)	0	$0	0	$0	0	$0
Thomas M. Galvin(k)	0	$0	0	$0	0	$0
Michael E. Hoover(l)	0	$0	0	$0	0	$0
Jasmine Huang(m)	0	$0	0	$0	0	$0
Jasmine Huang(n)	0	$0	0	$0	0	$0
Jasmine Huang(o)	0	$0	0	$0	0	$0
Michael Kirkbride(p)	0	$0	0	$0	0	$0
John McDermott(q)	0	$0	0	$0	0	$0
John McDermott(r)	0	$0	0	$0	0	$0
Daisuke Nomoto(s)	0	$0	0	$0	0	$0
Daisuke Nomoto(t)	0	$0	0	$0	0	$0
Nischal Pai(u)	0	$0	0	$0	0	$0
Alexander D. Powers(v)	0	$0	0	$0	0	$0
Alexander Powers(w)	0	$0	0	$0	0	$0
Douglas H. Pyle(x)	0	$0	0	$0	0	$0
Frank A. Salem(y)	0	$0	0	$0	0	$0
Dara J. White(z)	0	$0	0	$0	0	$0
David J. Williams(aa)	0	$0	0	$0	0	$0
Michael Zazzarino(bb)	0	$0	0	$0	0	$0

(a)	“Other SEC-registered open-end and closed-end funds” represents funds other than Emerging Markets Fund.

(b)	“Other SEC-registered open-end and closed-end funds” represents funds other than Select Opportunities Fund.

(c)	“Other SEC-registered open-end and closed-end funds” represents funds other than Blended Equity Fund.

(d)	“Other SEC-registered open-end and closed-end funds” represents funds other than International Growth Fund.

(e)	“Other SEC-registered open-end and closed-end funds” represents funds other than Pacific/Asia Fund.

(f)	“Other SEC-registered open-end and closed-end funds” represents funds other than Emerging Markets Fund.

(g)	“Other SEC-registered open-end and closed-end funds” represents funds other than Select Opportunities Fund.

(h)	“Other SEC-registered open-end and closed-end funds” represents funds other than International Growth Fund.

(i)	“Other SEC-registered open-end and closed-end funds” represents funds other than Mid Cap Value and Restructuring Fund.

(j)	“Other SEC-registered open-end and closed-end funds” represents funds other than Value and Restructuring Fund.

(k)	“Other SEC-registered open-end and closed-end funds” represents funds other than Select Large Cap Growth Fund.

(l)	“Other SEC-registered open-end and closed-end funds” represents funds other than Energy and Natural Resources Fund.

(m)	“Other SEC-registered open-end and closed-end funds” represents funds other than Pacific/Asia Fund.

(n)	“Other SEC-registered open-end and closed-end funds” represents funds other than International Growth Fund.

(o)	“Other SEC-registered open-end and closed-end funds” represents funds other than Pacific/Asia Fund.

(p)	“Other SEC-registered open-end and closed-end funds” represents funds other than Blended Equity Fund.

(q)	“Other SEC-registered open-end and closed-end funds” represents funds other than Mid Cap Value and Restructuring Fund.

(r)	“Other SEC-registered open-end and closed-end funds” represents funds other than Value and Restructuring Fund.

(s)	“Other SEC-registered open-end and closed-end funds” represents funds other than International Growth Fund.

(t)	“Other SEC-registered open-end and closed-end funds” represents funds other than International Growth Fund.

(u)	“Other SEC-registered open-end and closed-end funds” represents funds other than Blended Equity Fund.

(v)	“Other SEC-registered open-end and closed-end funds” represents funds other than Short-Intermediate Bond Fund.

(w)	“Other SEC-registered open-end and closed-end funds” represents funds other than Bond Fund.

(x)	“Other SEC-registered open-end and closed-end funds” represents funds other than Select Small Cap Fund.

(y)	“Other SEC-registered open-end and closed-end funds” represents funds other than Short-Intermediate Bond Fund.

(z)	“Other SEC-registered open-end and closed-end funds” represents funds other than Emerging Markets Fund.

(aa)	“Other SEC-registered open-end and closed-end funds” represents funds other than Value and Restructuring Fund.

(bb)	“Other SEC-registered open-end and closed-end funds” represents funds other than Bond Fund.

Ownership of Securities

Because the Funds are newly formed and have yet to commence operations, the portfolio managers do not beneficially own any shares of the Funds as of the date of this SAI.

The Advisor’s Portfolio Managers and Potential Conflicts of Interests

Like other investment professionals with multiple clients, a Fund’s portfolio manager(s) may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The Advisor and the Funds have adopted compliance policies and procedures that attempt to address certain of the potential conflicts that portfolio managers face in this regard. Certain of these conflicts of interest are summarized below.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (performance fee accounts), may raise potential conflicts of interest for a portfolio manager by creating an incentive to favor higher fee accounts.

Potential conflicts of interest also may arise when a portfolio manager has personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to the Advisor’s Code of Ethics and certain limited exceptions, the Advisor’s investment professionals do not have the opportunity to invest in client accounts, other than the Funds. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. The effects of this potential conflict may be more pronounced where funds and/or accounts managed by a particular portfolio manager have different investment strategies.

A portfolio manager may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the Funds. A portfolio manager’s decision as to the selection of broker/dealers could produce disproportionate costs and benefits among the Funds and the other accounts the portfolio manager manages.

A potential conflict of interest may arise when a portfolio manager buys or sells the same securities for a Fund and other accounts. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the Advisor’s trading desk may, to the extent consistent with applicable laws and regulations, aggregate the securities to be sold or bought in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if a portfolio manager favors one account over another in allocating the securities bought or sold.

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“Cross trades,” in which a portfolio manager sells a particular security held by a Fund to another account (potentially saving transaction costs for both accounts), could involve a potential conflict of interest if, for example, a portfolio manager is permitted to sell a security from one account to another account at a higher price than an independent third party would pay. The Advisor and the Funds have adopted compliance procedures that provide that any transactions between the Fund and another account managed by the Advisor are to be made at an independent current market price, consistent with applicable laws and regulation.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts managed by its portfolio manager(s). Depending on another account’s objectives and other factors, a portfolio manager may give advice to and make decisions for a Fund that may differ from advice given, or the timing or nature of decisions made, with respect to another account. A portfolio manager’s investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a portfolio manager may buy or sell a particular security for certain accounts, and not for a Fund, even though it could have been bought or sold for the Fund at the same time. A portfolio manager also may buy a particular security for one or more accounts when one or more other accounts are selling the security (including short sales). There may be circumstances when a portfolio manager’s purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts, including the Funds.

A Fund’s portfolio manager(s) also may have other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Fund and other accounts. Many of the potential conflicts of interest to which the Advisor’s portfolio managers are subject are essentially the same or similar to the potential conflicts of interest related to the investment management activities of the Advisor and its affiliates. See Investment Advisory and Other Services — Other Roles and Relationships of Bank of America and its Affiliates — Certain Conflicts of Interest for more information about conflicts of interest, including those that relate to the Advisor and its affiliates.

The Administrator

Columbia Management Advisors, LLC (which is also the Advisor) serves as Administrator of the Funds.

Services Provided

Pursuant to the terms of the Administration Agreement, the Administrator has agreed to, among other things, (i) provide office space, equipment and clerical personnel; (ii) arrange, if desired by the Trust, for its directors, officers and employees to serve as Trustees, officers or agents of each Fund; (iii) prepare and, if applicable, file all documents required for compliance by each Fund with applicable laws and regulations; (iv) prepare agendas and supporting documents for and minutes of meetings of Trustees, committees of Trustees and shareholders; (v) coordinate and oversee the activities of each Fund’s other third party service providers; and (vi) maintain certain books and records of each Fund.

Administration Fee Rates and Fees Paid

The Administrator receives fees as compensation for its services, which are computed daily and paid monthly, at the annual rates shown in the table below.

Administration Fee Rates

Fund	Administration Fee Rate, as a% of Average Daily Net Assets
Blended Equity Fund	See breakpoint schedule
Emerging Markets Fund	0.20%
Energy and Natural Resources Fund	See breakpoint schedule
International Growth Fund	0.20%
Select Large Cap Growth Fund	See breakpoint schedule
Pacific/Asia Fund	0.20%
Select Small Cap Fund	See breakpoint schedule
Value and Restructuring Fund	See breakpoint schedule
Bond Fund	See breakpoint schedule
Short-Intermediate Bond Fund	See breakpoint schedule
Select Opportunities Fund	See breakpoint schedule
Mid Cap Value and Restructuring Fund	See breakpoint schedule

Administration Fee Rate Breakpoint Schedule

Average Daily Net Assets	Annual Fee Rate
First $200 million	0.200%
Next $200 million	0.175%
In excess of $400 million	0.150%

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Administration Fees Paid by the Funds

Because the Funds are newly formed and have yet to commence operations, no administration fees have been paid as of the date of this SAI.

Pricing and Bookkeeping Services

State Street Bank and Trust Company is responsible for providing certain pricing and bookkeeping services to the Funds. Columbia Management Advisors, LLC is responsible for overseeing the performance of these services and for certain other services.

Services Provided

The Funds have entered into a Financial Reporting Services Agreement with State Street Bank and Trust Company and Columbia Management Advisors, LLC (the Financial Reporting Services Agreement) pursuant to which State Street Bank and Trust Company provides financial reporting services to the Funds. The Funds have also entered into an Accounting Services Agreement with State Street Bank and Trust Company and Columbia Management Advisors, LLC (collectively with the Financial Reporting Services Agreement, the State Street Agreements) pursuant to which State Street Bank and Trust Company provides accounting services to the Funds. Under the State Street Agreements, each Fund pays State Street Bank and Trust Company an annual fee of $38,000 paid monthly plus a monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee for each Fund during any year shall not exceed $140,000 annually (exclusive of out-of-pocket expenses and charges). The Funds also reimburse State Street Bank and Trust Company for certain out-of-pocket expenses and charges.

The Funds have entered into a Pricing and Bookkeeping Oversight and Services Agreement (the Services Agreement) with Columbia Management Advisors, LLC. Under the Services Agreement, Columbia Management Advisors, LLC provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street Bank and Trust Company. Under the Services Agreement, the Funds reimburse Columbia Management Advisors, LLC for out-of-pocket expenses and direct internal costs relating to accounting oversight and for services relating to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002. Effective January 1, 2008, each Fund reimburses Columbia Management Advisors, LLC only for out-of-pocket expenses and charges, including fees payable to third parties, such as for pricing the Fund’s portfolio securities, incurred by Columbia Management Advisors, LLC in the performance of services under the Services Agreement.

Pricing and Bookkeeping Fees Paid

Because the Funds are newly formed and have yet to commence operations, no pricing and bookkeeping fees have been paid as of the date of this SAI.

The Principal Underwriter/Distributor

Columbia Management Distributors, Inc. is the principal underwriter and distributor of the shares of the Funds. Its address is: One Financial Center, Boston, MA 02111.

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Distribution Obligations

Pursuant to a Distribution Agreement, the Distributor, as agent, sells shares of the Funds on a continuous basis and transmits purchase and redemption orders that it receives to the Trust or the Transfer Agent. Additionally, the Distributor has agreed to use appropriate efforts to solicit orders for the sale of shares and to undertake advertising and promotion as it believes appropriate in connection with such solicitation. Pursuant to the Distribution Agreement, the Distributor, at its own expense, finances those activities which are primarily intended to result in the sale of shares of the Funds, including, but not limited to, advertising, compensation of underwriters, dealers and sales personnel, the printing of prospectuses to other than existing shareholders, and the printing and mailing of sales literature. The Distributor, however, may be compensated or reimbursed for all or a portion of such expenses to the extent permitted by a Distribution Plan adopted by the Trust pursuant to Rule 12b–1 under the 1940 Act.

The Distribution Agreement became effective with respect to each Fund after approval by its Board, and continues from year to year, provided that such continuation of the Distribution Agreement is specifically approved at least annually by the Board, including its Independent Trustees. The Distribution Agreement terminates automatically in the event of its assignment, and is terminable with respect to each Fund at any time without penalty by the Trust (by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund) or by the Distributor on 60 days’ written notice.

Underwriting Commissions

Because the Funds are newly formed and have yet to commence operations, no commissions and other compensation have been received by the Distributor from the Funds as of the date of this SAI.

Other Roles and Relationships of Bank of America and its Affiliates — Certain Conflicts of Interest

As described above in the Investment Advisory and Other Services section of this SAI, and in the Management of the Fund — Primary Service Providers section of each Fund’s prospectus, the Advisor, Administrator, Distributor and Transfer Agent, all affiliates of Bank of America, receive compensation from the Funds for the various services they provide to the Funds. Additional information as to the specific terms regarding such compensation is set forth in these affiliated service providers’ contracts with the Funds, each of which typically is included as an exhibit to Part C of each Fund’s registration statement.

In many instances, the compensation paid to the Advisor and other Bank of America affiliates for the services they provide to the Funds is based, in some manner, on the size of the Funds’ assets under management. As the size of the Funds’ assets under management grows, so does the amount of compensation paid to the Advisor and other Bank of America affiliates for providing services to the Funds. This relationship between Fund assets and affiliated service provider compensation may create economic and other conflicts of interests of which Fund investors should be aware. These potential conflicts of interest, as well as additional ones, are discussed in detail below and also are addressed in other disclosure materials, including the Funds’ prospectuses. These conflicts of interest also are highlighted in account documentation and other disclosure materials of Bank of America affiliates that make available or offer the Columbia Funds as investments in connection with their respective products and services. In addition, Part 1A of the Advisor’s Form ADV, which it must file with the SEC as an investment advisor registered under the Investment Advisers Act of 1940, provides information about the Advisor’s business, assets under management, affiliates and potential conflicts of interest. Part 1A of the Advisor’s Form ADV is available online through the SEC’s website at www.adviserinfo.sec.gov.

Additional actual or potential conflicts of interest and certain investment activity limitations that could affect the Funds may arise from the financial services activities of Bank of America and its affiliates, including the investment advisory/management services it provides for clients and customers other than the Funds. In this regard, Bank of America is a major financial services company, engaged in a wide range of financial activities beyond the mutual fund-related activities of the Advisor, including, among others, commercial banking, investment banking, broker/dealer (sales and trading), asset management, insurance and other financial activities. The broad range of financial services activities of Bank of America and its affiliates may involve multiple advisory, transactional, lending, financial and other interests in securities and other instruments, and in companies, that may be bought, sold or held by the Funds. The following describes certain actual and potential conflicts of interest that may be presented.

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Actual and Potential Conflicts of Interest Related to the Investment Advisory/Management Activities of Bank of America and its Affiliates in Connection With Other Advised/Managed Funds and Accounts

The Advisor and other affiliates of Bank of America may advise or manage funds and accounts other than the Funds. In this regard, Bank of America and its affiliates may provide investment advisory/management and other services to other advised/managed funds and accounts that are similar to those provided to the Funds. The Advisor and Bank of America’s other investment advisor affiliates (including Marsico Capital Management, LLC and Columbia Wanger Asset Management, L.P.) will give advice to and make decisions for all advised/managed funds and accounts, including the Funds, as they believe to be in that fund’s and/or account’s best interests, consistent with their fiduciary duties. The Funds and the other advised/managed funds and accounts of Bank of America and its affiliates are separately and potentially divergently managed, and there is no assurance that any investment advice Bank of America and its affiliates give to other advised/managed funds and accounts will also be given simultaneously or otherwise to the Funds.

A variety of other actual and potential conflicts of interest may arise from the advisory relationships of the Advisor and other Bank of America affiliates with other clients and customers. Advice given to the Funds and/or investment decisions made for the Funds by the Advisor or other Bank of America affiliates may differ from, or may conflict with, advice given to and/or investment decisions made for other advised/managed funds and accounts. As a result, the performance of the Funds may differ from the performance of other funds or accounts advised/managed by the Advisor or other Bank of America affiliates. Similarly, a position taken by Bank of America and its affiliates, including the Advisor, on behalf of other funds or accounts may be contrary to a position taken on behalf of the Funds. Moreover, Bank of America and its affiliates, including the Advisor, may take a position on behalf of other advised/managed funds and accounts, or for their own proprietary accounts, that is adverse to companies or other issuers in which the Funds are invested. For example, the Funds may hold equity securities of a company while another advised/managed fund or account may hold debt securities of the same company. If the portfolio company were to experience financial difficulties, it might be in the best interest of the Funds for the company to reorganize while the interests of the other advised/managed fund or account might be better served by the liquidation of the company. This type of conflict of interest could arise as the result of circumstances that cannot be generally foreseen within the broad range of investment advisory/management activities in which Bank of America and its affiliates engage.

Investment transactions made on behalf of other funds or accounts advised/managed by the Advisor or other Bank of America affiliates also may have a negative effect on the value, price or investment strategies of the Funds. For example, this could occur if another advised/managed fund or account implements an investment decision ahead of, or at the same time as, the Funds and causes the Funds to experience less favorable trading results than they otherwise would have experienced based on market liquidity factors. In addition, the other funds and accounts advised/managed by the Advisor and other Bank of America affiliates, including the other Columbia Funds, may have the same or very similar investment objective and strategies as the Funds. In this situation, the allocation of, and competition for, investment opportunities among the Funds and other funds and/or accounts advised/managed by the Advisor or other Bank of America affiliates may create conflicts of interest especially where, for example, limited investment availability is involved. The Advisor has adopted policies and procedures addressing the allocation of investment opportunities among the Funds and other funds and accounts advised by the Advisor and other affiliates of Bank of America. For more information, see Investment Advisory and Other Services — The Advisor and Investment Advisory Services — Portfolio Manager(s) — The Advisor’s Portfolio Managers and Potential Conflicts of Interests.

Sharing of Information among Advised/Managed Accounts

Bank of America and its affiliates also may possess information that could be material to the management of a Fund and may not be able to, or may determine not to, share that information with the Fund, even though the information might be beneficial to the Fund. This information may include actual knowledge regarding the particular investments and transactions of other advised/managed funds and accounts, as well as proprietary investment, trading and other market research, analytical and technical models, and new investment techniques, strategies and opportunities. Depending on the context, Bank of America and its affiliates generally will have no obligation to share any such information with the Funds. In general, employees of Bank of America and its affiliates, including the portfolio managers of the Advisor, will make investment decisions without regard to information

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otherwise known by other employees of Bank of America and its affiliates, and generally will have no obligation to access any such information and may, in some instances, not be able to access such information because of legal and regulatory constraints or the internal policies and procedures of Bank of America and its affiliates. For example, if the Advisor or another Bank of America affiliate, or their respective employees, come into possession of non-public information regarding another advised/managed fund or account, they may be prohibited by legal and regulatory constraints, or internal policies and procedures, from using that information in connection with transactions made on behalf of the Funds. For more information, see Investment Advisory and Other Services — The Advisor and Investment Advisory Services — Portfolio Manager(s) — The Advisor’s Portfolio Managers and Potential Conflicts of Interests.

Soft Dollar Benefits

Certain products and services, commonly referred to as “soft dollar services” (including, to the extent permitted by law, research reports, economic and financial data, financial publications, proxy analysis, computer databases and other research-oriented materials), that the Advisor may receive in connection with brokerage services provided to a Fund may have the inadvertent effect of disproportionately benefiting other advised/managed funds or accounts. This could happen because of the relative amount of brokerage services provided to a Fund as compared to other advised/managed funds or accounts, as well as the relative compensation paid by a Fund.

Services Provided to Other Advised/Managed Accounts

Bank of America and its affiliates also may act as an investment advisor, investment manager, administrator, transfer agent, custodian, trustee, broker/dealer, agent, or in another capacity, for advised/managed funds and accounts other than the Funds, and may receive compensation for acting in such capacity. This compensation that the Advisor, Distributor and Transfer Agent and other Bank of America affiliates receive could be greater than the compensation Bank of America and its affiliates receive for acting in the same or similar capacity for the Funds. In addition, the Advisor, Distributor and Transfer Agent and other Bank of America affiliates may receive other benefits, including enhancement of new or existing business relationships. This compensation and/or the benefits that Bank of America and its affiliates may receive from other advised/managed funds and accounts and other relationships could potentially create incentives to favor other advised/managed funds and accounts over the Funds. Trades made by Bank of America and its affiliates for the Funds may be, but are not required to be, aggregated with trades made for other funds and accounts advised/managed by the Advisor and other Bank of America affiliates. If trades are aggregated among the Funds and those other funds and accounts, the various prices of the securities being traded may be averaged, which could have the potential effect of disadvantaging the Funds as compared to the other funds and accounts with which trades were aggregated.

Proxy Voting

Although the Advisor endeavors to make all proxy voting decisions with respect to the interests of the Funds for which it is responsible in accordance with its proxy voting policies and procedures, the Advisor’s proxy voting decisions with respect to a Fund’s portfolio securities may nonetheless benefit other advised/managed funds and accounts, and/or clients, of Bank of America and its affiliates. The Advisor has adopted proxy voting policies and procedures that are designed to provide that all proxy voting is done in the best interests of its clients, including the Funds, without any resulting benefit or detriment to the Advisor and/or its affiliates, including Bank of America and its affiliates. For more information about the Advisor’s proxy voting policies and procedures, see Investment Advisory and Other Services — Proxy Voting Policies and Procedures.

Certain Trading Activities

The directors/trustees, officers and employees of Bank of America and its affiliates may buy and sell securities or other investments for their own accounts, and in doing so may take a position that is adverse to the Funds. In order to reduce the possibility that such personal investment activities of the directors/trustees, officers and employees of Bank of America and its affiliates will materially adversely affect the Funds, Bank of America and its affiliates have adopted policies and procedures, and the Funds, the Board, the Advisor and the Distributor have each adopted a Code of Ethics that addresses such personal investment activities. For more information, see Investment Advisory and Other Services — Codes of Ethics.

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Affiliate Transactions

Subject to applicable legal and regulatory requirements, the Funds may enter into transactions in which Bank of America and/or its affiliates may have an interest that potentially conflicts with the interests of the Funds. For example, BAS may sell securities to the Funds from an offering in which it is an underwriter or from securities that it owns as a dealer, subject to applicable legal and regulatory requirements.

Investment Limitations Arising from Bank of America Activities

Regulatory restrictions applicable to Bank of America and its affiliates may limit the Funds’ investment activities in various ways. For example, regulations regarding certain industries and markets, such as those in emerging or international markets, and certain transactions, such as those involving certain futures and derivatives, may impose a cap on the aggregate amount of investments that may be made by affiliated investors, including accounts managed by the same affiliated manager, in the aggregate or in individual issuers. At certain times, Bank of America and its affiliates also may be restricted in the securities that can be bought or sold for the Funds and other advised/managed funds and accounts because of the investment banking, lending or other relationships Bank of America and its affiliates have with the issuers of securities. This could happen, for example, if the Funds and/or other advised/managed funds and accounts desired to buy a security issued by a company for which Bank of America or its affiliates served as underwriter. The internal policies and procedures of Bank of America and its affiliates covering these types of regulatory restrictions and addressing similar issues also may at times restrict the Funds’ investment activities. A client not advised by Bank of America and its affiliates would not be subject to many of these restrictions. See also About the Funds’ Investments — Certain Investment Activity Limits.

Actual and Potential Conflicts of Interest Related to Bank of America and its Affiliates’ Non-Advisory Relationships with Clients and Customers other than the Funds

The lending, investment banking and other relationships that Bank of America and its affiliates may have with companies and other entities in which a Fund may invest can give rise to actual and potential conflicts of interest. Subject to applicable legal and regulatory requirements, a Fund may invest (a) in the securities of Bank of America and/or its affiliates and/or in companies in which Bank of America and its affiliates have a lending, investment banking, equity, debt or other interest, and/or (b) in the securities of companies held by other Columbia Funds. The purchase, holding and sale of such securities by a Fund may enhance the profitability and the business interests of Bank of America and/or its affiliates and/or other Columbia Funds. There also may be limitations as to the sharing with the Advisor of information derived from the non-investment advisory/management activities of Bank of America and its affiliates because of legal and regulatory constraints and internal policies and procedures (such as information barriers and ethical walls). Because of these limitations, Bank of America and its affiliates generally will not share information derived from its non-investment advisory/management activities with the Advisor.

Actual and Potential Conflicts of Interest Related to Bank of America Affiliates’ Marketing and Use of the Columbia Funds as an Investment Options

Bank of America and its affiliates also provide a variety of products and services that, in some manner, may utilize the Columbia Funds as investment options. For example, the Columbia Funds may be offered as investments in connection with brokerage and other securities products offered by BAI, and may be utilized as investments in connection with fiduciary, investment management and other accounts offered by U.S. Trust, Bank of America Private Wealth Management, as well as for other Columbia Funds structured as “funds of funds.” In addition, the Columbia Money Market Funds are offered as an investment option for a variety of cash management and “sweep” account programs offered by Bank of America and its affiliates. The Columbia Funds also may use the Columbia Money Market Funds for cash investment purposes. The use of the Columbia Funds in connection with other products and services offered by Bank of America and its affiliates may introduce economic and other conflicts of interest. These conflicts of interest are highlighted in account documentation and other disclosure materials for the other products and services offered by Bank of America and its affiliates.

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Bank of America and its affiliates, including the Advisor, may make payments to their affiliates in connection with the promotion and sale of the Funds’ shares, in addition to the sales-related and other compensation that these parties may receive from the Funds. As a general matter, personnel of Bank of America and its affiliates, including BAI, do not receive compensation in connection with their sales or use of the Funds that is greater than that paid in connection with their sales of other comparable products and services. Nonetheless, because the compensation that the Advisor and other affiliates of Bank of America may receive for providing services to the Funds is generally based on the Funds’ assets under management and those assets will grow as shares of the Funds are sold, potential conflicts of interest may exist. See Brokerage Allocation and Other Practices — Additional Financial Intermediary Payments for more information.

Other Services Provided

The Transfer Agent

Columbia Management Services, Inc. acts as Transfer Agent for each Fund’s shares and can be contacted at P.O. Box 8081, Boston, MA 02286–8081. Under the Transfer Agency Agreement, the Transfer Agent provides transfer agency, dividend disbursing agency and shareholder servicing agency services to the Funds. The Funds pay the Transfer Agent a transfer agency fee of $17.34 per account, payable monthly. The Funds also reimburse the Transfer Agent for the fees and expenses that the Transfer Agent pays to dealer firms or transfer agents that maintain omnibus accounts with the Funds, subject to a cap equal to 0.15% of a Fund’s net assets represented by the account. The Funds also pay certain reimbursable out-of-pocket expenses to the Transfer Agent. The Transfer Agent also is entitled to retain as additional compensation for its services revenues for fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcripts due the Transfer Agent from Fund shareholders and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Funds.

Because the Funds are newly formed and have yet to commence operations, no transfer agency fees have been paid as of the date of this SAI.

The Transfer Agent retains BFDS/DST, 2 Heritage Drive, North Quincy, MA 02171 as the Funds’ sub-transfer agent. BFDS/DST assists the Transfer Agent in carrying out its duties.

The Custodian

State Street Bank and Trust Company, which is located at Two Avenue de Lafayette, LCC/4S, Boston, MA 02111 acts as the Funds’ Custodian. As Custodian, State Street Bank and Trust Company is responsible for safeguarding the Funds’ cash and securities, receiving and delivering securities and collecting the Funds’ interest and dividends.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, which is located at 125 High Street, Boston, MA 02110, is the Funds’ independent registered public accounting firm. The Funds issue unaudited financial statements semi-annually and audited financial statements annually.

The Reports of Independent Registered Public Accounting Firm and the audited financial statements included in the Annual Reports to Shareholders of the Predecessor Funds dated March 31, 2007, and the unaudited financial statements included in the Semi-annual Reports to Shareholders of the Acquired Funds dated September 30, 2007, are incorporated herein by reference. No other parts of the annual reports or semi-annual reports to shareholders are incorporated by reference herein. The financial statements incorporated by reference into the prospectus and this SAI have been so incorporated in reliance upon the report of the independent registered public accounting firm, given on its authority as an expert in auditing and accounting.

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Counsel

Ropes & Gray LLP serves as legal counsel to the Trust. Its address is One International Place, Boston, Massachusetts 02110.

Distribution and Servicing Plans

The Trust has adopted distribution and shareholder servicing plans for the Class A shares, Class C shares and Class R shares of the Funds. See Capital Stock and Other Securities for information about which Funds offer which classes of shares.

Under the Distribution Plan, each Fund pays the Distributor a monthly service fee at an annual rate of 0.25% of the Fund’s average daily net assets attributed to its Class A and Class C shares. Each Fund also pays the Distributor a monthly distribution fee at an annual rate of 0.75% of the Fund’s average daily net assets attributed to its Class C shares. Select Large Cap Growth Fund, Mid Cap Value and Restructuring Fund, Select Small Cap Fund and Value and Restructuring Fund each pays the Distributor a monthly distribution fee at an annual rate of 0.50% of the average daily net assets attributed to its Class R shares.

Under the shareholder servicing plan, the Board must review, at least quarterly, a written report of the amounts paid under the servicing agreements and the purposes for which those expenditures were made. The initial term of the shareholder servicing plan is one year and it will continue in effect from year to year after its initial one-year term provided that its continuance is specifically approved at least annually by a majority of the Board, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the shareholder servicing plan or in any agreement related to it. Any material amendment to the shareholder servicing plan or in any agreement related to it. Any material amendment to the shareholder servicing plan must be approved in the same manner. The shareholder servicing plan is terminable at any time with respect to the Funds by a vote of a majority of the Independent Trustees. While the shareholder servicing plan is in effect, only the Independent Trustees may select and nominate any future Independent Trustees.

Because the Funds are newly formed and have yet to commence operations, no distribution and service fees have been paid as of the date of this SAI.

The Distributor may use the entire amount of its fees to defray the costs of commissions and service fees paid to selling and/or servicing agents and for certain other purposes. Since the distribution and service fees are payable regardless of the Distributor’s expenses, the Distributor may realize a profit from the fees. The Distribution Plan authorizes any other payments by the Funds to the Distributor and its affiliates (including the Advisor) to the extent that such payments might be construed to be indirectly financing of distribution of a Fund’s shares.

The Trustees believe the Distribution Plan could be a significant factor in the growth and retention of a Fund’s assets resulting in more advantageous expense ratios and increased investment flexibility which could benefit each class of Fund shareholders. The Distribution Plan will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the Trustees, including the Independent Trustees. The Distribution Plan may not be amended to increase the fee materially without approval by vote of a majority of the outstanding voting securities of the relevant class of shares, and all material amendments of the Distribution Plan must be approved by the Trustees in the manner provided in the foregoing sentence. The Distribution Plan may be terminated at any time by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of the relevant class of shares.

Codes of Ethics

The Funds, the Advisor and the Distributor have adopted Codes of Ethics pursuant to the requirements of the 1940 Act, including Rule 17j–1 under the 1940 Act. These Codes of Ethics permit personnel subject to the Codes of Ethics to invest in securities, including securities that may be bought or held by the Funds. These Codes of Ethics are included as exhibits to Part C of the Funds’ registration statement. These Codes of Ethics can be reviewed and copied at the SEC’s Public Reference Room and may be obtained by calling the SEC at 202.551.8090; they also

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are available on the SEC’s website at www.sec.gov, and may be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549–0102.

Proxy Voting Policies and Procedures

The Funds have delegated to the Advisor the responsibility to vote proxies relating to portfolio securities held by the Funds. In deciding to delegate this responsibility to the Advisor, the Board reviewed and approved the policies and procedures adopted by the Advisor. These included the procedures that the Advisor follows when a vote presents a conflict between the interests of the Funds and its shareholders and the Advisor, its affiliates, its other clients or other persons.

The Advisor’s policy is to vote all proxies for Fund securities in a manner considered by the Advisor to be in the best interest of the Funds and their shareholders without regard to any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor examines each proposal and votes against the proposal, if, in its judgment, approval or adoption of the proposal would be expected to impact adversely the current or potential market value of the issuer’s securities. The Advisor also examines each proposal and votes the proxies against the proposal, if, in its judgment, the proposal would be expected to affect adversely the best interest of the Funds. The Advisor determines the best interest of the Funds in light of the potential economic return on each Fund’s investment.
The Advisor seeks to address potential material conflicts of interest by having predetermined voting guidelines. For those proposals that require special consideration or in instances where special circumstances may require varying from the predetermined guideline, the Advisor’s Proxy Committee determines the vote in the best interest of the Funds, without consideration of any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor’s Proxy Committee is composed of representatives of the Advisor’s equity investments, equity research, compliance, legal and fund administration functions. In addition to the responsibilities described above, the Proxy Committee has the responsibility to review, on a semi–annual basis, the Advisor’s proxy voting policies to ensure consistency with internal and regulatory agency policies and to develop additional predetermined voting guidelines to assist in the review of proxy proposals.

The Proxy Committee may vary from a predetermined guideline if it determines that voting on the proposal according to the predetermined guideline would be expected to impact adversely the current or potential market value of the issuer’s securities or to affect adversely the best interest of the Funds. References to the best interests of the Funds refer to the interest of the Funds in terms of the potential economic return on the client’s investment. In determining the vote on any proposal, the Proxy Committee does not consider any benefit other than benefits to the Funds. A member of the Proxy Committee is prohibited from voting on any proposal for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal. Persons making recommendations to the Proxy Committee or its members are required to disclose to the Committee any relationship with a party making a proposal or other matter known to the person that would create a potential conflict of interest.

The Advisor has retained Glass-Lewis & Co., a third-party vendor, to implement its proxy voting process. Glass-Lewis & Co. provides proxy analysis, record keeping services and vote disclosure services.

Information regarding how the Columbia Funds (except certain Columbia Funds that do not invest in voting securities) voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 will be available by August 31 free of charge: (i) through the Columbia Funds website at www.columbiafunds.com; and (ii) on the SEC’s website at www.sec.gov. For a copy of the Advisor’s policies and procedures that are used to determine how to vote proxies relating to portfolio securities held by the Columbia Funds, see Appendix B to this SAI.

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FUND GOVERNANCE

The Board

Responsibilities

The Board oversees the Trust and the Funds. The Trustees have a fiduciary duty to protect shareholders’ interests when supervising and overseeing the management and operations of the Trust and have the responsibility of assuring that the Trust’s Funds are managed in the best interests of shareholders.

The following table provides basic information about the Trustees as of the date of this SAI, including their principal occupations during the past five years, although their specific titles may have varied over the period. The mailing address of each Trustee is: c/o Columbia Management Advisors, LLC, One Financial Center, Mail Stop MA5–515–11–05, Boston, MA 02111.

Independent Trustee Biographical Information

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected to a Board in the Columbia Funds Complex	Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee
Thomas C. Theobald (Born 1937) Trustee and Chairman of the Board	1996	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September 2004; Managing Director, William Blair Capital Partners (private equity investing) from September 1994 to September 2004	68	Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services); and Ambac Financial Group (financial guaranty insurance)

Douglas A. Hacker (Born 1955) Trustee	1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines (airline) from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	68	Nash Finch Company (food distributor); and Aircastle Limited (aircraft leasing)

Janet Langford Kelly (Born 1957) Trustee	1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September, 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004; Executive Vice President — Corporate Development and Administration, General Counsel and Secretary, Kellogg Company (food manufacturer) from September 1999 to August 2003	68	None

Richard W. Lowry (Born 1936) Trustee	1995	Private Investor since August 1987 (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation (building products manufacturer) until 1987)	68	Liberty All-Star Equity Fund and Liberty All–Star Growth Fund, Inc. (closed-end funds)

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Charles R. Nelson (Born 1942) Trustee	1981	Professor of Economics, University of Washington since January 1976; Ford and Louisa University of Washington Van Voorhis Professor of Political Economy, University of Washington, since September 1993; Director, Institute for Economic Research, University of Washington from September 2001 to June 2003; Adjunct Professor of Statistics, University of Washington since September 1980; Associate Editor, Journal of Money Credit and Banking since September 1993; consultant oneconometric and statistical matters	68	None

John J. Neuhauser (Born 1943) Trustee	1985	President, Saint Michael’s College, since August 2007; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005	68	Liberty All–Star Equity Fund and Liberty All–Star Growth Fund, Inc. (closed-end funds)

Patrick J. Simpson (Born 1944) Trustee	2000	Partner, Perkins Coie L.L.P. (law firm)	68	None

Thomas E. Stitzel (Born 1936) Trustee	1998	Business Consultant since 1999; Chartered Financial Analyst	68	None

Anne–Lee Verville (Born 1945) Trustee	1998	Retired since 1997 (formerly General Manager, Global Education Industry, IBM Corporation (computer and technology) from 1994 to 1997)	68	None

Rodman L. Drake* (Born 1943) Trustee	2007	Co-Founder of Baringo Capital LLC (private equity) (since 2002); President, Continuation Investments Group, Inc. (1997 to 2001)	95	Parsons Brinckerhoff, Inc.; Jackson Hewitt Tax Service Inc.; Crystal River Inc.; Student Loan Corporation; Celgene Corporation; and Apex Silver Mines Ltd.

Morrill Melton Hall, Jr.* (Born 1944) Trustee	2007	Chairman (since 1984) and Chief Executive Officer (since 1991), Comprehensive Health Services, Inc. (health care management and administration)	95	None

Jonathan Piel* (Born 1938) Trustee	2007	Cable television producer and website designer; Editor, Scientific American (1984- 1986), and Vice President, Scientific American Inc., (1986-1994); Director, National Institute of Social Sciences; Member Advisory Board, The Stone Age Institute, Bloomington, Indiana	95	Member, Board of Directors, National Institute of Social Sciences; and Member, Advisory Board, The Stone Age Institute (research institute that explores the affect of technology on human evolution)

John D. Collins* (Born 1938) Trustee	2007	Retired. Consultant, KPMG, LLP (July 1999 to June 2000); Partner, KPMG, LLP (March 1962 to June 1999)	95	Mrs. Fields Famous Brands LLC (consumer products); Suburban Propane Partners, L.P.; and Montpelier Re

Interested Trustee Biographical Information

William E. Mayer ** (Born 1940) Trustee	1994	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business, University of Maryland from 1992 to 1997	68	Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); and Reader’s Digest (publishing)

*	Messrs. Drake, Hall, Piel and Collins have served as directors/trustees of the Excelsior Funds since 1996, 2000, 1996 and 2005, respectively. The Excelsior Funds consist of 27 portfolios managed by affiliates of Columbia Management Advisors, LLC. Effective December 12, 2007, the Board elected Messrs. Drake, Hall, Piel and Collins as Trustees of the Trust.
**	Mr. Mayer is an “interested person” (as defined in the 1940 Act) of the Columbia Funds by reason of his affiliation with WR Hambrecht + Co., a registered broker/dealer that may execute portfolio transactions for or engage in principal transactions with the Funds or other funds or accounts advised/managed by the Advisor or other Bank of America affiliates.

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Standing Committees

The Trust has several standing committees, including the Audit Committee, the Governance Committee, the Advisory Fees & Expenses Committee, the Compliance Committee and the Investment Oversight Committees.

Ms. Verville and Messrs. Hacker, Collins and Stitzel are members of the Audit Committee. The Audit Committee’s functions include making recommendations to the Board regarding the selection and performance of the independent registered public accounting firm, and reviewing matters relative to accounting and auditing practices and procedures, accounting records and the internal accounting controls of the Funds and certain service providers.

Messrs. Lowry, Mayer, Simpson, Drake and Theobald are members of the Governance Committee. The Governance Committee’s functions include recommending to the Board nominees for independent Trustee positions and for appointments to various committees, performing periodic evaluations of the effectiveness of the Board, reviewing and recommending to the Board policies and practices to be followed in carrying out the Trustees’ duties and responsibilities and reviewing and making recommendations to the Board regarding the compensation of the Trustees who are not affiliated with the Advisor.

The Governance Committee will consider nominees for Trustee recommended by shareholders provided that such recommendations are submitted by the date disclosed in a Fund’s proxy statement and otherwise comply with applicable securities laws, including Rule 14a–8 under the 1934 Act. Such shareholder recommendations must be in writing and should be sent to the attention of the Governance Committee in care of the Fund at One Financial Center, Boston, MA 02111–2621. Shareholder recommendations should include the proposed nominee’s biographical information (including business experience for the past ten years) and a description of the qualifications of the proposed nominee, along with a statement from the proposed nominee that he or she is willing to serve and meets the requirements to be a disinterested Trustee, if applicable.

Ms. Kelly and Messrs. Mayer, Nelson, Piel and Neuhauser are members of the Advisory Fees & Expenses Committee. The Advisory Fees & Expenses Committee’s functions include reviewing and making recommendations to the Board as to contracts requiring approval of a majority of the Independent Trustees and as to any other contracts that may be referred to the Advisory Fees & Expenses Committee by the Board.

Mses. Kelly and Verville, and Messrs. Nelson, Simpson, Hall and Stitzel are members of the Compliance Committee. The Compliance Committee’s functions include providing oversight of the compliance monitoring processes and controls regarding the Funds. The Committee uses legal, regulatory and internal rules, policies, procedures and standards other than those relating to accounting matters and oversight of compliance by the Advisor, Distributor and Transfer Agent.

Each Trustee also serves on an Investment Oversight Committee (IOC). Each IOC is responsible for monitoring, on an ongoing basis, a select group of funds in the Columbia Funds Complex and gives particular consideration to such matters as each Fund’s adherence to their investment mandates, historical performance, changes in investment processes and personnel, and proposed changes to investment objectives. Investment personnel who manage the Funds attend IOC meetings from time to time to assist each IOC in its review of the Funds. Each IOC meets six times a year. The following are members of the respective IOCs and the general categories of funds in the Columbia Funds Complex which they review:

IOC #1: Messrs. Lowry, Mayer, Hall and Neuhauser are responsible for reviewing funds in the following asset categories: Large Growth Diversified, Large Growth Concentrated, Foreign Stock, Money Market, Fixed Income — Core, Taxable Fixed Income, and Municipal.

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IOC #2: Messrs. Hacker and Collins and Ms. Verville are responsible for reviewing funds in the following asset categories: Municipal, Large Value, Mid Cap Value, Asset Allocation, Outside Managed, Specialty Equity, Fixed Income —Multi Sector and Taxable Fixed Income.

IOC #3: Messrs. Theobald, Piel and Stitzel and Ms. Kelly are responsible for reviewing funds in the following asset categories: Municipal, Small Growth, Small Value, High Yield, Real Estate and Taxable Fixed Income.

IOC #4: Messrs. Nelson, Drake and Simpson are responsible for reviewing funds in the following asset categories: Municipal, Large/Multi-Cap Blend, Mid Cap Growth, Small Growth, Asset Allocation, Specialty Equity and Taxable Fixed Income.

Compensation

Trustees are compensated for their services to the Columbia Funds Family on a complex-wide basis, as shown in the table below.

Independent Trustee Compensation as of the date of this SAI

Name of Trustee	Aggregate Compensation from the Blended Equity Fund*	Aggregate Compensation from the Emerging Markets Fund*	Aggregate Compensation from the Energy and Natural Resources Fund*	Aggregate Compensation from the International Growth Fund*	Aggregate Compensation from the Select Large Cap Growth Fund*	Aggregate Compensation from the Pacific/Asia Fund*
Thomas C. Theobald	—	—	—	—	—	—

John D. Collins	—	—	—	—	—	—

Rodman L. Drake	—	—	—	—	—	—

Douglas A. Hacker	—	—	—	—	—	—

Morrill Melton Hall, Jr.	—	—	—	—	—	—

Janet Langford Kelly	—	—	—	—	—	—

Richard W. Lowry	—	—	—	—	—	—

Charles R. Nelson	—	—	—	—	—	—

John J. Neuhauser	—	—	—	—	—	—

Jonathan Piel	—	—	—	—	—	—

Patrick J. Simpson	—	—	—	—	—	—

Thomas E. Stitzel	—	—	—	—	—	—

Anne–Lee Verville	—	—	—	—	—	—

(a)	All Trustees receive reimbursements for reasonable expenses related to their attendance at meetings of the Board or standing committees, which are not included in the amounts shown.
*	Because the Fund is a newly formed fund that has yet to commence operations, no trustee has received compensation from the Fund as of the date of this SAI.

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Independent Trustee Compensation as of the date of this SAI and the Calendar Year Ended December 31, 2007

Name of Trustee	Aggregate Compensation from Select Small Cap Fund*	Aggregate Compensation from Value and Restructuring Fund*	Aggregate Compensation from Bond Fund*	Aggregate Compensation from Short- Intermediate Bond Fund*	Aggregate Compensation from Select Opportunities Fund*	Aggregate Compensation from Mid Cap Value and Restructuring Fund*	Total Compensation from the Columbia Funds Complex Paid to Independent Trustees for the Calendar Year ended December 31, 2007(a)
Thomas C. Theobald	—	—	—	—	—	—	282,000

John D. Collins	—	—	—	—	—	—	150,666

Rodman L. Drake	—	—	—	—	—	—	164,038

Douglas A. Hacker	—	—	—	—	—	—	203,500

Morrill Melton Hall, Jr.	—	—	—	—	—	—	137,296

Janet Langford Kelly	—	—	—	—	—	—	195,000

Richard W. Lowry	—	—	—	—	—	—	168,500

Charles R. Nelson	—	—	—	—	—	—	195,000

John J. Neuhauser	—	—	—	—	—	—	190,500

Jonathan Piel	—	—	—	—	—	—	137,296

Patrick J. Simpson	—	—	—	—	—	—	189,000

Thomas E. Stitzel	—	—	—	—	—	—	195,500

Anne–Lee Verville	—	—	—	—	—	—	205,500

(a)	All Trustees receive reimbursements for reasonable expenses related to their attendance at meetings of the Board or standing committees, which are not included in the amounts shown.
*	Because the Fund is a newly formed fund that has yet to commence operations, no trustee has received compensation from the Fund as of the date of this SAI.

Interested Trustee Compensation as of the date of this SAI

Name of Trustee	Aggregate Compensation from the Blended Equity Fund*	Aggregate Compensation from the Emerging Markets Fund*	Aggregate Compensation from the Energy and Natural Resources Fund*	Aggregate Compensation from the International Growth Fund*	Aggregate Compensation from the Select Large Cap Growth Fund*	Aggregate Compensation from the Pacific/Asia Fund*
William E. Mayer	—	—	—	—	—	—

(a)	Mr. Mayer receives reimbursements for reasonable expenses related to his attendance at meetings of the Board or standing committees, which are not included in the amounts shown.
*	Because the Fund is a newly formed fund that has yet to commence operations, no trustee has received compensation from the Fund as of the date of this SAI.

Interested Trustee Compensation as of the date of this SAI and the Calendar Year Ended December 31, 2007

Name of Trustee	Aggregate Compensation from Select Small Cap Fund*	Aggregate Compensation from Value and Restructuring Fund*	Aggregate Compensation from Bond Fund*	Aggregate Compensation from Short- Intermediate Bond Fund*	Aggregate Compensation from Select Opportunities Fund*	Aggregate Compensation from Mid Cap Value and Restructuring Fund*	Total Compensation from the Columbia Funds Complex Paid to Interested Trustee for the Calendar Year ended December 31, 2007(a)
William E. Mayer	—	—	—	—	—	—	186,500

(a)	Mr. Mayer receives reimbursements for reasonable expenses related to his attendance at meetings of the Board or standing committees, which are not included in the amounts shown.
*	Because the Fund is a newly formed fund that has yet to commence operations, no trustee has received compensation from the Fund as of the date of this SAI.

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Columbia Funds Deferred Compensation Plan

Under the terms of the Deferred Fee Agreement (the Deferred Compensation Plan), each eligible Trustee may elect, on an annual basis, to defer all or a portion of compensation payable to him or her for service as Trustee for that calendar year (expressly, a Trustee may elect to defer his/her annual retainer, his/her attendance fees, or both components, which together comprise total compensation for service). Fees deferred by a Trustee are credited to a book reserve account (the Deferral Account), the value of which is derived from the rate of return of one or more Columbia Funds selected by the Trustee (with accruals to the Deferral Account beginning at such time as a Trustee’s fund elections having been established, and fees for service having been paid into such account, and terminating at such time as when proceeds become payable to such Trustee under the Deferred Compensation Plan). Trustees may change their fund elections only in accordance with the provisions of the Deferred Compensation Plan.

Distributions from a Trustee’s Deferral Account will be paid by check, generally in lump sum or in annual installments. Payments made in annual installments are disbursed over a period of up to ten years, following such time as a Trustee may qualify to receive such payments. If a deferring Trustee dies prior to or after the commencement of the disbursement of amounts accrued in his/her Deferral Account, the balance of the account will be distributed to his/her designated beneficiary either in lump sum or in annual payments as established by such Trustee himself/herself, his/her beneficiary or his/her estate. Amounts payable under the Deferred Compensation Plan are not funded or secured in any way, and deferring Trustees have the status of unsecured creditors of the selected portfolios.

Beneficial Equity Ownership

As of the date of this SAI, the Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of each class of shares of each Fund. The table below shows, for each Trustee, the amount of Fund equity securities beneficially owned by the Trustee and the aggregate value of all investments in equity securities of the Columbia Funds Family, stated as one of the following ranges: A = $0; B = $1–$10,000; C = $10,001–$50,000; D = $50,001–$100,000; and E = over $100,000.

Independent Trustee Ownership for the Calendar Year Ended December 31, 2007

Fund	John D. Collins	Rodman L. Drake	Douglas A. Hacker	Morrill Melton Hall, Jr.	Janet Langford Kelly	Richard W. Lowry	Charles R. Nelson
Blended Equity Fund	*	*	*	*	*	*	*

Emerging Markets Fund	*	*	*	*	*	*	*

Energy and Natural Resources Fund	*	*	*	*	*	*	*

International Growth Fund	*	*	*	*	*	*	*

Select Large Cap Growth Fund	*	*	*	*	*	*	*

Pacific/Asia Fund	*	*	*	*	*	*	*

Select Small Cap Fund	*	*	*	*	*	*	*

Value and Restructuring Fund	*	*	*	*	*	*	*

Bond Fund	*	*	*	*	*	*	*

Short-Intermediate Bond Fund	*	*	*	*	*	*	*

Select Opportunities Fund	*	*	*	*	*	*	*

Aggregate Dollar Range of Equity Securities in all Funds in the Columbia Funds Family	A	A	E	A	E	E	E

*	Because the Fund is a newly formed fund that has yet to commence operations, no trustee beneficially owns shares of the Fund as of the date of this SAI.

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Independent Trustee Ownership for the Calendar Year Ended December 31, 2007

Fund	John J. Neuhauser	Jonathan Piel	Patrick J Simpson	Thomas E. Stitzel	Thomas C. Theobald	Anne–Lee Verville
Blended Equity Fund	*	*	*	*	*	*

Emerging Markets Fund	*	*	*	*	*	*

Energy and Natural Resources Fund	*	*	*	*	*	*

International Growth Fund	*	*	*	*	*	*

Select Large Cap Growth Fund	*	*	*	*	*	*

Pacific/Asia Fund	*	*	*	*	*	*

Select Small Cap Fund	*	*	*	*	*	*

Value and Restructuring Fund	*	*	*	*	*	*

Bond Fund	*	*	*	*	*	*

Short-Intermediate Bond Fund	*	*	*	*	*	*

Select Opportunities Fund	*	*	*	*	*	*

Aggregate Dollar Range of Equity Securities in all Funds in the Columbia Funds Family	E	A	E	E	E	E**

*	Because the Fund is a newly formed fund that has yet to commence operations, no trustee beneficially owns shares of the Fund as of the date of this SAI.

**	Includes the value of compensation payable under the deferred compensation plan for Independent Trustees of the Columbia Funds Complex that is determined as if the amounts deferred had been invested, as of the date of deferral, in shares of one or more funds in the Columbia Funds Complex as specified by Ms. Verville.

Interested Trustee Ownership for the Calendar Year Ended December 31, 2007

Fund	William E. Mayer
Blended Equity Fund	*

Emerging Markets Fund	*

Energy and Natural Resources Fund	*

International Growth Fund	*

Select Large Cap Growth Fund	*

Pacific/Asia Fund	*

Select Small Cap Fund	*

Value and Restructuring Fund	*

Bond Fund	*

Short-Intermediate Bond Fund	*

Select Opportunities Fund	*

Aggregate Dollar Range of Equity Securities in all Funds in the Columbia Funds Family	C

*	Because the Fund is a newly formed fund that has yet to commence operations, no trustee beneficially owns shares of the Fund as of the date of this SAI.

The Officers

The following table provides basic information about the Officers of the Trust as of the date of this SAI, including their principal occupations during the past five years, although their specific titles may have varied over the period. The mailing address of each Officer is: c/o Columbia Management Advisors, LLC, One Financial Center, Mail Stop MA5–515–11–05, Boston, MA 02110.

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Officer Biographical Information

Name, Year of Birth and Address	Position with the Trust	Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
Christopher L. Wilson (Born 1957)	President	2004	President — Columbia Funds, since October 2004; Managing Director — Columbia Management Advisors, LLC, since September 2005; Senior Vice President — Columbia Management Distributors, Inc., since January 2005; Director — Columbia Management Services, Inc., since January 2005; Director — Bank of America Global Liquidity Funds, plc and Banc of America Capital Management (Ireland), Limited, since May 2005; Director — FIM Funding, Inc., since January 2005; President and Chief Executive Officer — CDC IXIS AM Services, Inc. (investment management), from September 1998 through August 2004; and a senior officer or director of various other Bank of America affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr (Born 1959)	Senior Vice President, Secretary and Chief Legal Officer	2006	Associate General Counsel, Bank of America since April 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April 2005. J. Kevin Connaughton (Born 1964) Senior Vice President, Chief Financial Officer and Treasurer 2000 Treasurer — Columbia Funds, since October 2003; Treasurer — the Liberty Funds, Stein Roe Funds and Liberty All–Star Funds, December 2000 — December 2006; Vice President — Columbia Management Advisors, LLC, since April 2003; President — Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer — Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004 — Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

Linda J. Wondrack (Born 1964)	Senior Vice President and Chief Compliance Officer	2007	Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969)	Chief Accounting Officer and Assistant Treasurer	2004	Director of Fund Administration since January 2006; Managing Director of the Advisor, September 2004 to December 2005; Vice President Fund Administration June 2002 to September 2004.

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Stephen T. Welsh (Born 1957)	Vice President	1996	President, Columbia Management Services, Inc. since July 2004; Senior Vice President and Controller, Columbia Management Services, Inc. prior to July 2004.

Jeffrey R. Coleman (Born 1969)	Deputy Treasurer	2004	Director of Fund Administration since January 2006; Fund Controller from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August 2000 to September 2004.

Joseph F. DiMaria (Born 1968)	Deputy Treasurer	2004	Director of Fund Administration since January 2006; Head of Tax/Compliance and Assistant Treasurer from November 2004 to December 2005; Director of Trustee Administration (Sarbanes-Oxley) from May 2003 to October 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July 2000 to April 2003.

Marybeth C. Pilat (Born 1968)	Deputy Treasurer	2007	Vice President, Mutual Fund Valuation of the Advisor since January 2006; Vice President, Mutual Fund Accounting Oversight of the Advisor prior to January 2006.

Kathryn Dwyer–Thompson (Born 1967)	Assistant Treasurer	2006	Vice President, Mutual Fund Accounting Oversight of the Advisor since December 2004; Vice President, State Street Corporation (financial services) prior to December 2004.

Philip N. Prefontaine (Born 1948)	Assistant Treasurer	2006	Vice President, Mutual Fund Reporting of the Advisor since November 2004; Assistant Vice President of CDC IXIS Asset Management Services, Inc. (investment management) prior to November 2004.

Keith E. Stone (Born 1974)	Assistant Treasurer	2006	Vice President, Trustee Reporting of the Advisor since September 2003; Manager, Investors Bank & Trust Company (financial services) from December 2002 to September 2003; Audit Senior, Deloitte & Touche, LLP (independent registered public accounting firm) prior to December 2002.

Barry S. Vallan (Born 1969)	Controller	2006	Vice President-Fund Treasury of the Advisor since October 2004; Vice President-Trustee Reporting from April 2002 to October 2004; Management Consultant, PricewaterhouseCoopers (independent registered public accounting firm) prior to October 2002.

Peter T. Fariel (Born 1957)	Assistant Secretary	2006	Associate General Counsel, Bank of America since April 2005; Partner, Goodwin Procter LLP (law firm) prior to April 2005.

Nicholas J. Kolokithas (Born 1972)	Assistant Secretary	2007	Assistant General Counsel, Bank of America since March 2007; Vice President and Counsel, Deutsche Asset Management (investment management) from October 2005 to March 2007; Associate, Dechert LLP (law firm) from June 2000 to September 2005.

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Julie B. Lyman (Born 1970)	Assistant Secretary	2007	Assistant General Counsel, Bank of America since October 2006; Associate, Kirkpatrick & Lockhart Nicholson Graham LLP (law firm) from April 2004 to October 2006; Counsel & Assistant Vice President, CDC IXIS Asset Management Services, Inc. (investment management) in and prior to April 2004.

Ryan C. Larrenaga (Born 1970)	Assistant Secretary	2005	Assistant General Counsel, Bank of America since March 2005; Associate, Ropes & Gray LLP (law firm) from 1998 to February 2005.

Julian Quero (Born 1967)	Assistant Treasurer	2003	Senior Compliance Manager of the Advisor since April 2002.

BROKERAGE ALLOCATION AND OTHER PRACTICES

General Brokerage Policy, Brokerage Transactions and Broker Selection

Subject to policies established by the Board, the Advisor (or the investment sub-advisor(s) who make the day-to-day investment decisions for a Fund, as applicable) is responsible for decisions to buy and sell securities for each Fund, for the selection of broker/dealers, for the execution of a Fund’s securities transactions and for the allocation of brokerage commissions in connection with such transactions. The Advisor’s primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. Purchases and sales of securities on a securities exchange are effected through brokers who charge negotiated commissions for their services. Orders may be directed to any broker to the extent and in the manner permitted by applicable law.

In the over-the-counter market, securities generally are traded on a “net” basis with dealers acting as principals for their own accounts without stated commissions, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are bought at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter’s “concession” or “discount.” On occasion, certain money market instruments may be bought directly from an issuer, in which case no commissions or discounts are paid.

The Funds are affiliated with the NYSE specialist firm Fleet Specialist, Inc. In order to ensure that markets are fair, orderly and competitive, NYSE specialist firms are responsible for maintaining a liquid and continuous two-sided auction market by acting as both an agent and a principal. Specialists are entrusted to hold the interests of customer orders above the specialist’s own interests, and will buy and sell securities as principal when such transactions are necessary to minimize imbalances between supply and demand. Fleet Specialist, Inc. may make a market in certain securities held by the Funds.

In placing orders for portfolio securities of the Funds, the Advisor gives primary consideration to obtaining the best net prices and most favorable execution. This means that the Advisor will seek to execute each transaction at a price and commission, if any, which provides the most favorable total cost or proceeds reasonably attainable in the circumstances. In seeking such execution, the Advisor will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including, without limitation, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker/dealer, the reputation, reliability, experience and financial condition of the broker/dealer, the value and quality of the services rendered by the broker/dealer in this instance and other transactions and the reasonableness of the spread or commission, if any. Research services received from broker/dealers supplement the Advisor’s own research and may include the following types of information: statistical and background information on industry groups and individual companies; forecasts and interpretations with respect to U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on political developments; Fund management strategies; performance information on securities and information concerning prices of securities; and

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information supplied by specialized services to the Advisor and to the Board with respect to the performance, investment activities and fees and expenses of other mutual funds. Such information may be communicated electronically, orally or in written form. Research services also may include the arranging of meetings with management of companies and the provision of access to consultants who supply research information.

The outside research is useful to the Advisor since, in certain instances, the broker/dealers utilized by the Advisor may follow a different universe of securities issuers and other matters than those that the Advisor’s staff can follow. In addition, this research provides the Advisor with a different perspective on financial markets, even if the securities research obtained relates to issues followed by the Advisor. Research services that are provided to the Advisor by broker/dealers are available for the benefit of all accounts managed or advised by the Advisor. In some cases, the research services are available only from the broker/dealer providing such services. In other cases, the research services may be obtainable from alternative sources. The Advisor is of the opinion that because the broker/dealer research supplements rather than replaces the Advisor’s own research, the receipt of such research does not tend to decrease the Advisor’s expenses, but tends to improve the quality of its investment advice. However, to the extent that the Advisor would have bought any such research services had such services not been provided by broker/dealers, the expenses of such services to the Advisor could be considered to have been reduced accordingly. Certain research services furnished by broker/dealers may be useful to the clients of the Advisor other than the Funds. Conversely, any research services received by the Advisor through the placement of transactions of other clients may be of value to the Advisor in fulfilling its obligations to the Funds. The Advisor is of the opinion that this material is beneficial in supplementing its research and analysis; and, therefore, it may benefit the Trust by improving the quality of the Advisor’s investment advice. The advisory fees paid by the Trust are not reduced because the Advisor receives such services.

Under Section 28(e) of the 1934 Act, the Advisor shall not be “deemed to have acted unlawfully or to have breached its fiduciary duty” solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of Section 28(e), the Advisor must make a good faith determination that the commissions paid are “reasonable in relation to the value of the brokerage and research services provided by such member, broker, or dealer, viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion.” Accordingly, the price to the Funds in any transaction may be less favorable than that available from another broker/dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Some broker/dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by the Advisor’s clients, including the Funds.

Commission rates are established pursuant to negotiations with broker/dealers based on the quality and quantity of execution services provided by broker/dealers in light of generally prevailing rates. On exchanges on which commissions are negotiated, the cost of transactions may vary among different broker/dealers. Transactions on foreign stock exchanges involve payment of brokerage commissions that generally are fixed. Transactions in both foreign and domestic over-the-counter markets generally are principal transactions with dealers, and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Advisor, where possible, will deal directly with dealers who make a market in the securities involved, except in those circumstances in which better prices and execution are available elsewhere.

In certain instances there may be securities that are suitable for more than one Fund as well as for one or more of the other clients of the Advisor. Investment decisions for the Funds and for the Advisor’s other clients are made with the goal of achieving their respective investment objectives. A particular security may be bought or sold for only one client even though it may be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when a number of accounts receive investment advice from the same investment advisor, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are engaged simultaneously in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. In some cases, this policy could have a detrimental effect on the price or volume of the security in a particular transaction that may affect the Funds.

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The Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Funds will engage in this practice, however, only when the Advisor, in its sole discretion, believes such practice to be otherwise in the Fund’s interests.

The Trust will not execute portfolio transactions through, or buy or sell portfolio securities from or to, the Distributor, the Advisor, the Administrator or their affiliates acting as principal (including repurchase and reverse repurchase agreements), except to the extent permitted by applicable law, regulation or order. However, the Advisor is authorized to allocate buy and sell orders for portfolio securities to certain broker/dealers and financial institutions, including, in the case of agency transactions, broker/dealers and financial institutions that are affiliated with Bank of America. To the extent that a Fund executes any securities trades with an affiliate of Bank of America, the Fund does so in conformity with Rule 17e–1 under the 1940 Act and the procedures that the Fund has adopted pursuant to the rule. In this regard, for each transaction, the Board will determine that: (i) the transaction resulted in prices for and execution of securities transactions at least as favorable to the particular Fund as those likely to be derived from a non-affiliated qualified broker/dealer; (ii) the affiliated broker/dealer charged the Fund commission rates consistent with those charged by the affiliated broker/dealer in similar transactions to clients comparable to the Fund and that are not affiliated with the broker/dealer in question; and (iii) the fees, commissions or other remuneration paid by the Fund did not exceed 2% of the sales price of the securities if the sale was effected in connection with a secondary distribution, or 1% of the purchase or sale price of such securities if effected in other than a secondary distribution.

Certain affiliates of Bank of America, such as its subsidiary banks, may have deposit, loan or commercial banking relationships with the corporate users of facilities financed by industrial development revenue bonds or private activity bonds bought by certain of the Columbia Funds. Bank of America or certain of its affiliates may serve as trustee, custodian, tender agent, guarantor, placement agent, underwriter, or in some other capacity, with respect to certain issues of securities. Under certain circumstances, the Funds may buy securities from a member of an underwriting syndicate in which an affiliate of Bank of America is a member. The Trust has adopted procedures pursuant to Rule 10f–3 under the 1940 Act, and intends to comply with the requirements of Rule 10f–3, in connection with any purchases of municipal securities that may be subject to Rule 10f–3.

Given the breadth of the Advisor’s investment management activities, investment decisions for each Fund are not always made independently from those for other funds, or other investment companies and accounts advised or managed by the Advisor. When a purchase or sale of the same security is made at substantially the same time on behalf of one or more of the Columbia Funds and another investment portfolio, investment company or account, the transaction will be averaged as to price and available investments allocated as to amount in a manner which the Advisor believes to be equitable to each Fund and such other funds, investment portfolio, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the Advisor may aggregate the securities to be sold or bought for the Funds with those to be sold or bought for other funds, investment portfolios, investment companies, or accounts in executing transactions.

See Investment Advisory and Other Services — Other Roles and Relationships of Bank of America and its Affiliates — Certain Conflicts of Interest for more information about these and other conflicts of interest.

Brokerage Commissions

Because the Funds are newly formed and have yet to commence operations, no brokerage commissions have been paid by the Funds as of the date of this SAI. In certain instances the Funds may pay brokerage commissions to broker/dealers that are affiliates of Bank of America. As indicated above, all such transactions involving the payment of brokerage commissions to affiliates are done in compliance with Rule 17e–1 under the 1940 Act.

Directed Brokerage

The Funds or the Advisor, through an agreement or understanding with a broker/dealer, or otherwise through an internal allocation procedure, may direct, subject to applicable legal requirements, the Funds’ brokerage

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transactions to a broker/dealer because of the research services it provides the Funds or the Advisor. Because the Funds are newly formed and have yet to commence operations, no Fund directed brokerage transactions as of the date of this SAI.

Securities of Regular Broker/Dealers

In certain cases, the Funds, as part of their principal investment strategies, or otherwise as a permissible investment, will invest in the common stock or debt obligations of the regular broker/dealers that the Advisor uses to transact brokerage for the Columbia Funds Family. Because the Funds are newly formed and have yet to commence operations, the Funds do not own any securities of their “regular brokers or dealers” or their parents, as defined in Rule 10b–1 under the 1940 Act.

Additional Shareholder Servicing Payments

The Funds, along with the Transfer Agent and/or the Distributor may pay significant amounts to financial intermediaries (as defined below), including other Bank of America affiliates, for providing the types of services that would typically be provided directly by a mutual fund’s transfer agent. The level of payments made to financial intermediaries may vary. A number of factors may be considered in determining payments to a financial intermediary, including, without limitation, the nature of the services provided to shareholders or retirement plan participants that invest in the Funds through retirement plans. These services may include sub-accounting, sub-transfer agency or similar recordkeeping services, shareholder or participant reporting, shareholder or participant transaction processing, and/or the provision of call center support (additional shareholder services). These payments for shareholder servicing support vary by financial intermediary but generally are not expected, with certain limited exceptions, to exceed 0.35% of the average aggregate value of each Fund’s shares in the program on an annual basis for those classes of shares that pay a service fee pursuant to a Rule 12b–1 Plan, and 0.45% of the average aggregate value of each Fund’s shares in the program on an annual basis for those classes of shares that do not pay a service fee pursuant to a Rule 12b–1 Plan. As of November 1, 2007 the Board has authorized each Fund to pay up to 0.15% of the average aggregate value of the Fund’s shares. Such payments will be made by a Fund to the Transfer Agent who will in turn make payments to the financial intermediary for the provision of such additional shareholder services. The Funds’ Transfer Agent, Distributor or their affiliates will pay, from its or their own resources, amounts in excess of the amount paid by the Funds to financial intermediaries in connection with the provision of these additional shareholder services and other services.

For purposes of this section the term “financial intermediary” includes any broker/dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with the Distributor and other Bank of America affiliates.

The Funds also may make additional payments to financial intermediaries that charge networking fees for certain services provided in connection with the maintenance of shareholder accounts through the NSCC.

In addition, the Distributor and other Bank of America affiliates may make lump sum payments to selected financial intermediaries receiving shareholder servicing payments in reimbursement of printing costs for literature for participants, account maintenance fees or fees for establishment of the Funds on the financial intermediary’s system or other similar services.

As of the date of this SAI, the Distributor and/or other Bank of America affiliates had agreed to make shareholder servicing payments to the financial intermediaries or their affiliates shown below.

Recipients of Shareholder Servicing Payments from the Distributor and/or other Bank of America affiliates

•	ABR Retirement Plan Services, Inc.

•	Acclaim Benefits, Inc.

•	ACS HR Solutions LLC

•	ADP Retirement Services

•	American Century Investments

•	Ameriprise Financial Services, Inc.

•	AMG Service Corp.

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•	AST Trust Company

•	Benefit Plan Administrators

•	Bisys Retirement Services

•	Ceridian Retirement Plan Services

•	Charles Schwab & Co.

•	Citigroup Global Markets Inc.

•	CitiStreet LLC

•	City National Bank

•	CNA Trust Corporation

•	Compensation & Capital Administrative Services, Inc.

•	CompuSys Erisa Group of Companies

•	Daily Access Concepts, Inc.

•	Digital Retirement Solutions

•	Edgewood Services, Inc.

•	E*Trade Group, Inc.

•	ExpertPlan

•	Fidelity Investments Institutional Operations Co.

•	Fiserv Trust Company

•	Great West Life & Annuity Co.

•	GWFS Equities, Inc.

•	Hartford Life Insurance Company

•	Hewitt Associates LLC

•	Invesmart, Inc.

•	John Hancock Life Insurance Company (USA)

•	John Hancock Life Insurance Company of New York

•	JP Morgan Retirement Plan Services LLC

•	Lincoln Financial Group

•	Linsco/Private Ledger Corp.

•	M&T Securities, Inc.

•	Marquette Trust Company

•	Massachusetts Mutual Life Insurance Company

•	Matrix Settlement & Clearance Services

•	Mercer HR Services, LLC

•	Merrill Lynch, Pierce, Fenner & Smith Incorporated

•	Mid Atlantic Capital Corporation

•	National Deferred Compensation, Inc.

•	National Investor Services Corp.

•	Nationwide Investment Services

•	New York State Deferred Compensation, Inc.

•	NYLife Distributors LLC

•	PNC Advisors

•	Princeton Retirement Group

•	Principal Life Insurance Company

•	RBC Dain Rauscher Inc.

•	Robert W. Baird & Co., Inc.

•	Strong Funds Distributors, Inc.

•	The 401k Company

•	T. Rowe Price Group, Inc.

•	The Gem Group, L.P.

•	The Principal Financial Group

•	The Vanguard Group, Inc.

•	Unified Trust Company, N.A.

•	Wachovia Securities, LLC

•	Wells Fargo Bank, N.A.

•	Wells Fargo Funds Management, LLC

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•	Wespac Plan Services, Inc.

•	Wilmington Trust Corporation

The Distributor and/or other Bank of America affiliates may enter into similar arrangements with other financial intermediaries from time to time. Therefore, the preceding list is subject to change at any time without notice.

Additional Financial Intermediary Payments

Financial intermediaries may receive different commissions, sales charge reallowances and other payments with respect to sales of different classes of shares of the Funds. These other payments may include servicing payments to retirement plan administrators and other institutions at rates up to those described above under Brokerage Allocation and Other Practices — Additional Shareholder Servicing Payments. For purposes of this section the term “financial intermediary” includes any broker/dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with the Distributor and other Bank of America affiliates.

The Distributor and other Bank of America affiliates may pay additional compensation to selected financial intermediaries, including other Bank of America affiliates, under the categories described below. These categories are not mutually exclusive, and a single financial intermediary may receive payments under all categories. A financial intermediary also may receive payments described above in Brokerage Allocation and Other Practices — Additional Shareholder Servicing Payments. These payments may create an incentive for a financial intermediary or its representatives to recommend or offer shares of a Fund to its customers. The amount of payments made to financial intermediaries may vary. In determining the amount of payments to be made, the Distributor and other Bank of America affiliates may consider a number of factors, including, without limitation, asset mix and length or relationship with the financial intermediary, the size of the customer/shareholder base of the financial intermediary, the manner in which customers of the financial intermediary make investments in the Funds, the nature and scope of marketing support or services provided by the financial intermediary (as described more fully below) and the costs incurred by the financial intermediary in connection with maintaining the infrastructure necessary or desirable to support investments in the Funds.

These additional payments by the Distributor and other Bank of America affiliates are made pursuant to agreements between the Distributor and other Bank of America affiliates and financial intermediaries, and do not change the price paid by investors for the purchase of a share, the amount a Fund will receive as proceeds from such sales or the distribution fees and expenses paid by the Fund as shown under the heading Fees and Expenses in the Fund’s prospectuses.

Marketing Support Payments

The Distributor and other Bank of America affiliates may make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing support services relating to the Columbia Funds, including, but not limited to, business planning assistance, educating financial intermediary personnel about the Funds and shareholder financial planning needs, placement on the financial intermediary’s preferred or recommended fund list or otherwise identifying the Funds as being part of a complex to be accorded a higher degree of marketing support than complexes not making such payments, access to sales meetings, sales representatives and management representatives of the financial intermediary, client servicing and systems infrastructure support. These payments are generally based upon one or more of the following factors: average net assets of the Columbia Funds distributed by the Distributor attributable to that financial intermediary, gross sales of the Columbia Funds distributed by the Distributor attributable to that financial intermediary, reimbursement of ticket charges (fees that a financial intermediary firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment.

While the financial arrangements vary for each financial intermediary, the marketing support payments to each financial intermediary generally are expected to be between 0.05% and 0.35% (between 0.03% and 0.12% in the case of the Money Market Funds) on an annual basis for payments based on average net assets of the Columbia

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Funds attributable to the financial intermediary, and between 0.10% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Columbia Funds (other than the Money Market Funds) attributable to the financial intermediary. The Distributor and other Bank of America affiliates may make payments in materially larger amounts or on a basis materially different from those described above when dealing with other affiliates of Bank of America. Such increased payments to the other Bank of America affiliate may enable the other Bank of America affiliate to offset credits that it may provide to its customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customer’s investment in a Columbia Fund.

As of the date of this SAI, the Distributor and/or other Bank of America affiliates had agreed to make marketing support payments to the financial intermediaries or their affiliates shown below.

Recipients of Marketing Support Payments from the Distributor and/or other Bank of America affiliates

•	A.G. Edwards & Sons, Inc.

•	AIG Advisor Group

•	Ameriprise Financial Services, Inc.

•	AXA Advisors, LLC

•	Banc of America Securities LLC

•	Banc One Investment Group, LLC

•	Bank of America, N.A.

•	Bank of New York

•	Bear Stearns Securities Corporation

•	BMO Capital Markets Corp.

•	Brown Brothers Harriman & Co.

•	Chicago Mercantile Exchange

•	Citibank, N.A.

•	Citicorp Investment Services

•	Citigroup Global Markets Inc.

•	Commonwealth Financial Network

•	Custodial Trust Company

•	FAS Corp.

•	Fidelity Brokerage Services, Inc.

•	Genworth Financial, Inc.

•	Goldman, Sachs & Co.

•	Harris Corporation

•	Huntington Capital Corp.

•	ING Group

•	J.J.B. Hilliard, W.L. Lyons, Inc.

•	Lincoln Financial Advisors Corp.

•	Linsco/Private Ledger Corp.

•	Mellon Financial Markets, LLC

•	Merrill Lynch, Pierce, Fenner & Smith Incorporated

•	Money Market One

•	Morgan Stanley & Co. Incorporated.

•	National Financial Services LLC

•	Pershing LLC

•	PNC Bank, N.A.

•	Prudential Investment Management Services, LLC

•	Raymond James & Associates, Inc.

•	Raymond James Financial Services, Inc.

•	Security Benefit Life Insurance Company

•	SEI Investments Inc.

•	State Street Global Markets, LLC

•	SVB Securities

•	SunGard Institutional Brokerage Inc.

•	Sun Life Assurance Company of Canada

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•	TIAA–CREF Life Insurance Company

•	Transamerica Corporation

•	UBS Financial Services Inc.

•	US Bank National Association

•	Wachovia Securities LLC

•	Webster Investment Services, Inc.

•	Wells Fargo Fund Management LLC

•	Wells Fargo Corporate Trust Services

The Distributor and/or other Bank of America affiliates may enter into similar arrangements with other financial intermediaries from time to time. Therefore, the preceding list is subject to change at any time without notice.

Other Payments

From time to time, the Distributor, from its own resources, may provide additional compensation to certain financial intermediaries that sell or arrange for the sale of shares of the Funds to the extent not prohibited by laws or the rules of any self-regulatory agency, such as the Financial Industry Regulatory Authority (FINRA). Such compensation provided by the Distributor may include financial assistance to financial intermediaries that enable the Distributor to participate in and/or present at financial intermediary-sponsored conferences or seminars, sales or training programs for invited registered representatives and other financial intermediary employees, financial intermediary entertainment and other financial intermediary-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, retention and due diligence trips. The Distributor makes payments for entertainment events it deems appropriate, subject to the Distributor’s internal guidelines and applicable law. These payments may vary depending upon the nature of the event.

Your financial intermediary may charge you fees or commissions in addition to those disclosed in this SAI. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants may have a financial incentive for recommending a particular Fund or a particular share class over other funds or share classes. See Investment Advisory and Other Services — Other Roles and Relationships of Bank of America and its Affiliates — Certain Conflicts of Interest for more information.

CAPITAL STOCK AND OTHER SECURITIES

Description of the Trust’s Shares

The Funds offer shares in the classes shown in the table below. Subject to certain limited exceptions discussed in each Fund’s prospectuses, a Fund may no longer be accepting new investments from current shareholders or prospective investors. The Funds, however, may at any time and without notice, offer any of these classes to the general public for investment.

The Trust’s Amended and Restated Declaration of Trust (Declaration of Trust) permits it to issue an unlimited number of full and fractional shares of beneficial interest of each Fund, without par value, and to divide or combine the shares of any series into a greater or lesser number of shares of that Fund without thereby changing the proportionate beneficial interests in that Fund and to divide such shares into classes. Each share of a class of a Fund represents an equal proportional interest in that Fund with each other share in the same class and is entitled to such distributions out of the income earned on the assets belonging to that Fund as are declared in the discretion of the Board. However, different share classes of a Fund pay different distribution amounts, because each share class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

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Share Classes Offered by the Funds

Fund	Class A Shares	Class B Shares	Class C Shares	Class R Shares	Class T Shares	Class Z Shares
Blended Equity Fund	X		X			X
Emerging Markets Fund	X		X			X
Energy and Natural Resources Fund	X		X			X
International Growth Fund	X		X			X
Select Large Cap Growth Fund	X		X	X		X
Pacific/Asia Fund	X		X			X
Select Small Cap Fund	X		X	X		X
Value and Restructuring Fund	X		X	X		X
Bond Fund	X		X	X		X
Short-Intermediate Bond Fund	X		X			X
Select Opportunities Fund	X		X			X
Blended Equity Fund	X		X			X

Restrictions on Holding or Disposing of Shares

There are no restrictions on the right of shareholders to retain or dispose of the Funds’ shares, other than the possible future termination of the Funds. The Funds may be terminated by reorganization into another mutual fund or by liquidation and distribution of their assets. Unless terminated by reorganization or liquidation, the Fund will continue indefinitely.

Liability

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust’s Declaration of Trust disclaims any shareholder liability for acts or obligations of the Funds and the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by a Fund or the Trustees. The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of a Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances (which are considered remote) in which a Fund would be unable to meet its obligations and the disclaimer was inoperative.

The risk of a Fund incurring financial loss on account of another series of the Trust also is believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and the other series of the Trust was unable to meet its obligations.

Dividend Rights

The shareholders of a Fund are entitled to receive any dividends or other distributions declared for the Fund. No shares have priority or preference over any other shares of a Fund with respect to distributions. Distributions will be made from the assets of a Fund, and will be paid pro rata to all shareholders of the Fund (or class) according to the number of shares of the Fund (or class) held by shareholders on the record date. The amount of income dividends per share may vary between separate share classes of a Fund based upon differences in the way that expenses are allocated between share classes pursuant to a multiple class plan.

Voting Rights and Shareholder Meetings

The Trust is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes. The Trust voluntarily has undertaken to hold a shareholder meeting at which the Board would be elected at least every five years beginning in 2005. Each whole share (or fractional share) outstanding on the record date established in accordance with the Trust’s By-Laws shall be entitled to a number of votes on any matter on

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which it is entitled to vote equal to the net asset value of the share (or fractional share) in U.S. dollars determined at the close of business on the record date (for example, a share having a net asset value of $10.50 would be entitled to 10.5 votes).

The Trustees may fill any vacancies on the Board except that the Trustees may not fill a vacancy if, immediately after filling such vacancy, less than two-thirds of the Trustees then in office would have been elected to such office by the shareholders. In addition, at such times as less than a majority of the Trustees then in office have been elected to such office by the shareholders, the Trustees must call a meeting of shareholders. Trustees may be removed from office by a written consent signed by holders of a majority of the outstanding shares of the Trust or by a vote of the holders of a majority of the outstanding shares at a meeting duly called for the purpose. Except as otherwise disclosed in a Fund’s prospectuses and this SAI, the Trustees shall continue to hold office and may appoint their successors.

At any shareholders’ meetings that may be held, shareholders of all series would vote together, irrespective of series, on the election of Trustees, but each series would vote separately from the others on other matters, such as changes in the investment policies of that series or the approval of the management agreement for that series. Shares of the Fund and any other series of the Trust that may be in existence from time to time generally vote together except when required by law to vote separately by Fund or by class.

Liquidation Rights

In the event of the liquidation or dissolution of the Trust or the Funds, shareholders of the Funds are entitled to receive the assets attributable to the relevant class of shares of the Funds that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Board may determine.

Preemptive Rights

There are no preemptive rights associated with Fund shares.

Conversion Rights

Shareholders have the right, which is subject to change by the Board, to convert or “exchange” shares of one class for another. Such right is outlined and subject to certain conditions set forth in each Fund’s prospectuses.

Redemptions

Each Fund’s dividend, distribution and redemption policies can be found in its prospectuses under the headings Buying, Selling and Exchanging Shares and Distributions and Taxes. However, the Board may suspend the right of shareholders to sell shares when permitted or required to do so by law, or compel sales of shares in certain cases.

Sinking Fund Provisions

The Trust has no sinking fund provisions.

Calls or Assessment

All Fund shares are issued in uncertificated form only, and when issued will be fully paid and non-assessable by the Trust.

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PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchase and Redemption

An investor may buy, sell and exchange shares in the Funds utilizing the methods, and subject to the restrictions, described in the Funds’ prospectuses. The following information supplements that which can be found in the Funds’ prospectuses.

The Funds have authorized one or more broker/dealers to accept buy and sell orders on the Funds’ behalf. These broker/dealers are authorized to designate other intermediaries to accept buy and sell orders on the Funds’ behalf. The Funds will be deemed to have received a buy or sell order when an authorized broker/dealer, or, if applicable, a broker/dealer’s authorized designee, accepts the order. Customer orders will be priced at each Fund’s net asset value next computed after they are accepted by an authorized broker/dealer or the broker’s authorized designee.

The Trust also may make payment for sales in readily marketable securities or other property if it is appropriate to do so in light of the Trust’s responsibilities under the 1940 Act.

Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment for shares during any period when (i) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (ii) the NYSE is closed for other than customary weekend and holiday closings; (iii) the SEC has by order permitted such suspension; (iv) an emergency exists as determined by the SEC. (The Funds may also suspend or postpone the recordation of the transfer of their shares upon the occurrence of any of the foregoing conditions).

The Trust has elected to be governed by Rule 18f–1 under the 1940 Act, as a result of which each Fund is obligated to redeem shares, subject to the exceptions listed above, with respect to any one shareholder during any 90–day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of each Fund at the beginning of the period.

Front-End Sales Charge Waivers

The investors listed below can buy Class A shares without paying a front-end sales charge.

•	Employees of Bank of America (and its predecessors), its affiliates and subsidiaries.

•	Trustees of funds advised or administered by the Advisor.

•	Directors, officers and employees of the Advisor, the Distributor, and their respective successors, any investment sub-advisor and companies affiliated with the Advisor.

•	Insurance company separate accounts for the benefit of group retirement plans.

•	Registered representatives and employees of selling and servicing agents (including their affiliates) that are parties to dealer agreements or other sales arrangements with the Distributor.

•	Broker/dealers if purchases are in accordance with the internal policies and procedures of the employing broker/dealer and made for their own investment purposes.

•	Employees or partners of any service provider to the Columbia Funds.

•	Families of the parties listed above and their beneficial accounts. Family members include: spouses, parents, stepparents, legal guardians, children, stepchildren, father-in-law’s and mother-in-law’s.

•

Individuals receiving a distribution from a Bank of America trust, fiduciary, custodial or other similar account may use the proceeds of that distribution to buy Class A shares without paying a front-end sales charge, as long as the proceeds are invested in the funds within 90 days of the date of distribution.

•	Registered broker/dealer firms that have entered into a dealer agreement with the Distributor may buy Class A shares without paying a front-end sales charge for their investment account only.

•	Banks, trust companies and thrift institutions, acting as fiduciaries.

•

Any shareholder who owned shares of any fund of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000 (when all of the then outstanding shares of Columbia Acorn Trust were re-

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designated Class Z shares) and who since that time has remained a shareholder of any Fund, may buy Class A shares of any Fund without paying a front-end sales charge in those cases where a Columbia Fund Class Z share is not available.

•

Galaxy Fund shareholders prior to December 1, 1995; and shareholders who (i) bought Galaxy Fund Prime A shares without paying a front-end sales charge and received Class A shares in exchange for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Prime A shares were originally bought.

•

(For Class T shares only) Shareholders who (i) bought Galaxy Fund Retail A shares at net asset value and received Class T shares in exchange for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Retail A shares were originally bought; and Boston 1784 Fund shareholders on the date that those funds were reorganized into Galaxy Funds.

•

Class A, Class E and Class T shares (Class T shares are not currently open to new investors) of certain funds may also be bought at reduced or no sales charge by clients of dealers, brokers or registered investment advisors that have entered into arrangements with the Distributor pursuant to which the funds are included as investments options in wrap fee accounts, other managed agency/asset allocation accounts or programs involving fee-based compensation arrangements, and by participants in certain retirement plans.

•	Certain pension, profit-sharing or other employee benefit plans offered to non-U.S. investors.

•

At the Fund’s discretion, front-end sales charges may be waived for shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Columbia Funds are a party.

•	Investors can also buy Class A shares without paying a sales charge if they buy the shares within 365 days of selling Class A shares of the same Fund.

•

This reinstatement privilege allows investors to invest up to the amount of the sale proceeds. The reinstatement privilege does not apply to any shares bought through a previous reinstatement. The Transfer Agent, the Distributor or their agents must receive written reinstatement requests within 365 days after shares are sold.

Contingent Deferred Sales Charges (Class A, Class B and Class C Shares)

Shareholders won’t pay a CDSC on the following transactions:

Death: CDSCs may be waived on sales following the death of: (i) the sole shareholder on an individual account; (ii) a joint tenant where the surviving joint tenant is the deceased’s spouse; or (iii) the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account.

If the account is transferred to an account registered in the name of the deceased’s estate, the CDSC will be waived on any sale from the estate account. If the account is transferred to a new registration and then a sale is requested, the applicable CDSC will be charged.

Systematic Withdrawal Plan (SWP): CDSCs may be waived on sales occurring pursuant to a monthly, quarterly or semi–annual SWP established with the Transfer Agent, to the extent that the sales do not exceed, on an annual basis, 12% of the account’s value at the time that the SWP is established. Otherwise a CDSC will be charged on SWP sales until this requirement is met; this requirement does not apply if the SWP is set up at the time the account is established, and distributions are being reinvested.

Disability: CDSCs may be waived on sales after the sole shareholder on an individual account or a joint tenant on a joint tenant spousal account becomes disabled (as defined by Section 72(m)(7) of the Code). To be eligible for such a waiver: (i) the disability must arise after the purchase of shares; (ii) the disabled shareholder must have been under the age of 65 at the time of the initial determination of disability; and (iii) a letter from a physician must be signed under penalty of perjury stating the nature of the disability. If the account is transferred to a new registration and then shares are sold, the applicable CDSC will be charged.

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Death of a trustee: CDSCs may be waived on sales occurring upon dissolution of a revocable living or grantor trust following the death of the sole trustee where: (i) the grantor of the trust is the sole trustee and the sole life beneficiary, and (ii) death occurs following the purchase, and (iii) the trust document provides for the dissolution of the trust upon the trustee’s death. If the account is transferred to a new registration (including that of a successor trustee), the applicable CDSC will be charged upon any subsequent sale.

Health savings accounts: CDSCs may be waived on shares sold by health savings accounts sponsored by third party platforms, including those sponsored by Bank of America affiliates.

Returns of excess contributions: CDSCs may be waived on sales required to return excess contributions made to retirement plans or individual retirement accounts, so long as the financial intermediary agrees to return the applicable portion of any commission paid by the Distributor.

Qualified retirement plans: CDSCs may be waived on shares sold by employee benefit plans created according to Section 403(b) of the Code and sponsored by a non-profit organization qualified under Section 501(c)(3) of the Code. To qualify for the waiver, the plan must be a participant in an alliance program that has signed an agreement with Columbia Funds or the Distributor.

Return of commission: CDSCs may be waived on shares sold by intermediaries that are part of the Columbia Funds selling group where the intermediary has entered into an agreement with Columbia Funds not to receive (or to return if received) all or any applicable portion of an upfront commission.

Non-U.S. investors: CDSCs may be waived on shares sold by or distributions from certain pension, profit-sharing or other employee benefit plans offered to non-US investors.

IRS Section 401 and 457: CDSCs may be waived on shares sold by certain pension, profit-sharing or other employee benefit plans established under Section 401 or 457 of the Code.

Medical payments: CDSC may be waived on shares sold for medical payments that exceed 7.5% of income, and distributions made to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least twelve weeks.

Shares liquidated by transfer agent: CDSC may be waived for shares sold under the Distributor’s right to liquidate a shareholder’s account, including but not limited to, instances where the aggregate net asset value of Class A, Class B or Class C shares held in the account is less than the minimum account size.

Plans of reorganization: At the Fund’s discretion, CDSC may be waived for shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the fund is a party.

A CDSC may be waived on the sale of Class C shares sold by a non-profit organization qualified under Section 501(c)(3) of the Code in connection with the Banc of America Capital Management Charitable Giving Program.

Anti-Money Laundering Compliance

The Funds are required to comply with various anti-money laundering laws and regulations. Consequently, the Funds may request additional required information from you to verify your identity. Your application will be rejected if it does not contain your name, social security number, date of birth and permanent street address. If at any time the Funds believe a shareholder may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Funds may choose not to establish a new account or may be required to “freeze” a shareholder’s account. The Funds also may be required to provide a governmental agency with information about transactions that have occurred in a shareholder’s account or to

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transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit the Funds to inform the shareholder that it has taken the actions described above.

Offering Price

The share price of each Fund is based on each Fund’s net asset value per share, which is calculated separately for each class of shares as of the close of regular trading on the NYSE (which is usually 4:00 p.m. Eastern time unless the NYSE closes earlier) on each day the Funds are open for business, unless the Board determines otherwise.

The value of each Fund’s portfolio securities for which a market quotation is available is determined in accordance with the Trust’s valuation procedures. In general terms, the valuation procedures provide that domestic exchange traded securities (other than NASDAQ listed equity securities) generally will be valued at their last traded sale prices as reported on the principal exchange where those securities are traded. If no sales of those securities are reported on a particular day on the principal exchange, the securities generally will be valued at the mean between the latest bid and asked prices as reported on the principal exchange where those securities are traded. Securities traded on a foreign securities exchange will generally be valued at their last sale prices on the exchange where the securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices (in the case of securities held long) or ask prices (in the case of securities held short) as reported by that exchange. Securities traded primarily on NASDAQ will generally be valued at the NASDAQ Official Closing Price (NOCP) (which is the last trade price at or before 4:00:02 p.m. (Eastern Time) adjusted up to NASDAQ’s best bid price if the last trade price is below such bid price or adjusted down to NASDAQ’s best ask price if the last trade price is above such ask price). If no NOCP is available, the security will generally be valued at the last sale price shown on NASDAQ prior to the calculation of the NAV of the Fund. If no sale price is shown on NASDAQ, the latest bid price will be used. If no sale price is shown and no latest bid price is available, the price will be deemed “stale” and the value will be determined in accordance with the Funds’ fair valuation procedures.

Securities not traded upon any exchange will generally be valued at the mean between the latest bid and asked prices based upon quotes furnished by the appropriate market makers. If quoted prices are unavailable or are believed to be inaccurate, market values will generally be determined based on quotes obtained from one or more broker(s) or dealer(s) or based on a price obtained from a reputable independent pricing service.

Financial futures will generally be valued at the latest reported sales price. Forward foreign currency contracts will generally be valued using market quotations from a widely used quotation system that reflects the current cost of covering or off-setting the contract. Exchange traded options will generally be valued at the latest reported sales price on their exchange. If there is no reported sale on the valuation date, the options will generally be valued at the mean between the latest bid and asked prices.

Over-the-counter derivatives will generally be valued at fair value in accordance with the Funds’ fair valuation procedures.

Repurchase agreements will generally be valued at a price equal to the amount of the cash invested in the repurchase agreement at the time of valuation. The market value of the securities underlying a repurchase agreement will be determined in accordance with the procedures above, as appropriate, for the purpose of determining the adequacy of collateral.

Shares of open-end investment companies held in each Fund’s portfolio will generally be valued at the latest net asset value reported by the investment company.

Debt securities will generally be valued by a pricing service which may employ a matrix or other indications of value, including but not limited to broker quotes, to determine valuations for normal institutional size trading units. The matrix can take into account various factors including, without limitation, bids, yield spreads, and/or other market data and specific security characteristics (e.g., credit quality, maturity and coupon rate). Debt securities for which a pricing service does not furnish valuations and for which market quotations are readily available will generally be valued based on the mean of the latest bid prices obtained from one or more dealers. Debt securities with remaining maturities of 60 days or less will, absent unusual circumstances, be valued at amortized cost.

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Securities for which market quotations are not readily available for any reason, including that the latest quotation is deemed unreliable or unreasonable, securities and other assets and liabilities are valued at “fair value” as determined in good faith by the Advisor’s valuation committee. In general, any one or more of the following factors may be taken into account in determining fair value: the fundamental analytical data relating to the security; the value of other financial instruments, including derivative securities, traded on other markets or among dealers; trading volumes on markets, exchanges, or among dealers; values of baskets of securities traded on other markets; changes in interest rates; observations from financial institutions; government (domestic or foreign) actions or pronouncements; other news events; information as to any transactions or offers with respect to the security; price and extent of public trading in similar securities of the issuer or comparable companies; nature and expected duration of the event, if any, giving rise to the valuation issue; pricing history of the security; the relative size of the position in the portfolio; and other relevant information.

With respect to securities traded on foreign markets, the following factors also may be relevant: the value of foreign securities traded on other foreign markets; ADR trading; closed-end fund trading; foreign currency exchange activity; and the trading of financial products that are tied to baskets of foreign securities, such as World Equity Benchmark Shares™.

The Board has determined, and the valuation procedures provide, that in certain circumstances it may be necessary to use an alternative valuation method, such as in-kind redemptions with affiliated benefit plans where the Department of Labor requires that valuation to be done in accordance with Rule 17a–7 of the 1940 Act.

TAXATION

The following information supplements and should be read in conjunction with the section in the Funds’ prospectuses entitled Distributions and Taxes. The prospectuses generally describe the federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning federal income and certain state taxes. It is based on the Code, applicable Treasury Regulations, judicial authority, and administrative rulings and practice, in effect as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address most state, local or foreign tax matters.

A shareholder’s tax treatment may vary depending upon his or her particular situation. This discussion applies only to shareholders holding Fund shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) Plan Accounts or Individual Retirement Accounts), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither citizens nor residents of the United States, shareholders holding Fund shares as part of a hedge, straddle, or conversion transaction, and shareholders who are subject to the federal alternative minimum tax.

The Trust has not requested and will not request an advance ruling from the IRS as to the federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion and the discussions in the prospectuses applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult with their own tax advisors and financial planners regarding the federal tax consequences of an investment in a Fund, the application of state, local, or foreign laws, and the effect of any possible changes in applicable tax laws to their investment in the Funds.

Qualification as a Regulated Investment Company

It is intended that each Fund qualify as a “regulated investment company” under Subchapter M of Subtitle A, Chapter 1 of the Code. Each Fund will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to each Fund, even though each Fund is a series of the Trust. Furthermore, each Fund will separately determine its income, gains, losses, and expenses for federal income tax purposes.

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In order to qualify as a regulated investment company under the Code, each Fund must, among other things, derive at least 90% of its gross income each taxable year generally from (i) dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts) and (ii) net income derived from an interest in a qualified publicly traded partnership, as defined below. In general, for purposes of this 90% gross income requirement, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company.

However, recent legislation provides that 100% of the net income derived from an interest in a “qualified publicly traded partnership” (defined as a partnership (x) the interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, (y) that derives at least 90% of its income from the passive income sources defined in Code section 7704(d), and (z) that derives less than 90% of its income from the qualifying income described in clause (i) above) will be treated as qualifying income. Certain of a Fund’s investments in master limited partnerships (MLPs) may qualify as qualified publicly traded partnerships. In addition, although in general the passive loss rules do not apply to a regulated investment company, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.

Each Fund must also diversify its holdings so that, at the end of each quarter of a Fund’s taxable year: (i) at least 50% of the fair market value of its assets consists of (A) cash and cash items (including receivables), U.S. government securities and securities of other regulated investment companies, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed 5% of the value of a Fund’s total assets and are not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of a Fund’s total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), the securities of two or more issuers the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. In addition, for purposes of meeting this diversification requirement, the term “outstanding voting securities of such issuer” includes the equity securities of a qualified publicly traded partnership and in the case of a Fund’s investments in loan participations, the Fund shall treat both the financial intermediary and the issuer of the underlying loan as an issuer. The qualifying income and diversification requirements applicable to a Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts, and swap agreements.

In addition, each Fund generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss and at least 90% of its net tax-exempt interest income earned in each taxable year. If a Fund meets all of the regulated investment company requirements, it generally will not be subject to federal income tax on any of the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, a Fund generally must make the distributions in the same year that it realizes the income and gain, although in certain circumstances, a Fund may make the distributions in the following taxable year. Shareholders generally are taxed on any distributions from a Fund in the year they are actually distributed. If a Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, however, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the first taxable year. Each Fund intends to distribute its net income and gain in a timely manner to maintain its status as a regulated investment company and eliminate Fund-level federal income taxation of such income and gain. However, no assurance can be given that a Fund will not be subject to federal income taxation.

Moreover, a Fund may determine to retain for investment all or a portion of its net capital gain. If a Fund retains any net capital gain, it will be subject to a tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed

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amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

If, for any taxable year, a Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirements, it will be taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders, and all distributions from the Fund’s current and accumulated earnings and profits (including any distributions of its net tax-exempt income and net long-term capital gains) to its shareholders will be taxable as dividend income. To qualify again to be taxed as a regulated investment company in a subsequent year, the Fund may be required to distribute to its shareholders its earnings and profits attributable to non-regulated investment company years. In addition, if a Fund which has previously qualified as a regulated investment company were to fail to qualify as a regulated investment company for a period greater than two taxable years, the Fund generally would be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to taxation on such built-in gain recognized for a period of ten years, in order to re-qualify as a regulated investment company in a subsequent year.

Excise Tax

If a Fund fails to distribute by December 31 of each calendar year at least 98% of its ordinary income (excluding capital gains and losses for that year), at least 98% of its capital gain net income (adjusted for net ordinary losses) for the 1–year period ending on October 31 of that year, and any of its ordinary income and capital gain net income from previous years that were not distributed during such year, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. Each Fund generally intends to actually distribute or be deemed to have distributed (as described earlier) substantially all of its net income and gain, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax. Moreover, each Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, the amount of excise tax to be paid is deemed de minimis by a Fund).

Capital Loss Carryforwards

A Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Fund’s capital loss carryforward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried forward capital losses, such future capital gains are not subject to fund-level federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Funds do not expect to distribute any such offsetting capital gains. The Funds cannot carry back or carry forward any net operating losses.

If a Fund engages in a reorganization, either as an acquiring fund or acquired fund, its capital loss carryforwards (if any), its unrealized losses (if any), or any such losses of other funds participating in the reorganization, may be subject to severe limitations that could make such losses substantially unusable. The Funds have engaged in reorganizations in the past and/or may engage in reorganizations in the future.

Equalization Accounting

Each Fund may use the so-called “equalization method” of accounting to allocate a portion of its “earnings and profits,” which generally equals a Fund’s undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund’s total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of redemptions of Fund shares on Fund distributions to shareholders. The IRS has not sanctioned the particular equalization method used by a Fund, and thus the Fund’s use of this method may be subject to IRS scrutiny.

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Taxation of Fund Investments

In general, realized gains or losses on the sale of securities held by a Fund will be treated as capital gains or losses, and long-term capital gains or losses if the Fund has held the disposed securities for more than one year at the time of disposition.

If a Fund purchases a debt obligation with original issue discount (OID) (generally a debt obligation with a purchase price less than its principal amount, such as a zero-coupon bond), the Fund may be required to annually include in its taxable income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. Inflation-protected bonds generally can be expected to produce OID income as their principal amounts are adjusted upward for inflation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes. In general, gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by a Fund at a market discount, generally at a price less than its principal amount, will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. A Fund generally will be required to make distributions to shareholders representing the OID income on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Fund. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by a Fund which the Fund otherwise might have continued to hold; obtaining such cash might be disadvantageous for the Fund.

In addition, payment-in-kind securities similarly will give rise to income which is required to be distributed and is taxable even though a Fund holding the security receives no interest payment in cash on the security during the year. A portion of the interest paid or accrued on certain high-yield discount obligations (such as high-yield corporate debt securities described above) may not (and interest paid on debt obligations owned by a Fund that are considered for tax purposes to be payable in the equity of the issuer or a related party will not) be deductible to the issuer, possibly affecting the cash flow of the issuer.

If a Fund invests in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default, special tax issues may exist for the Fund. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by a Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

If an option granted by a Fund is sold, lapses or is otherwise terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses realized by a Fund in the sale, exchange, exercise or other disposition of an option may be deferred if they result from a position that is part of a “straddle,” discussed below. If securities are sold by a Fund pursuant to the exercise of a covered call option granted by it, the Fund generally will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received from its cost basis in the securities purchased.

Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed index options used by a Fund will be deemed “Section 1256 contracts.” A Fund will be required to “mark to market” any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the “mark-to-market” rule, generally will be treated as long-term capital gain or loss, and

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the remaining 40% will be treated as short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss as described below. These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Transactions that qualify as designated hedges are exempt from the mark-to-market rule and the “60%/40%” rule and may require the Fund to defer the recognition of losses on certain futures contracts, foreign currency contracts, and non-equity options.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options, futures contracts, forward contracts and similar instruments relating to foreign currency, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of the Fund’s income. Under future Treasury Regulations, any such transactions that are not directly related to a Fund’s investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign exchange loss exceeds a Fund’s net investment company taxable income (computed without regard to such loss) for a taxable year, the resulting ordinary loss for such year will not be available as a carryforward and thus cannot be deducted by the Fund or its shareholders in future years.

Offsetting positions held by a Fund involving certain derivative instruments, such as financial forward, futures and options contracts, may be considered, for federal income tax purposes, to constitute “straddles.” “Straddles” are defined to include “offsetting positions” in actively traded personal property. The tax treatment of “straddles” is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund is treated as entering into a “straddle” and at least one (but not all) of the Fund’s positions in derivative contracts comprising a part of such straddle is governed by Section 1256 of the Code, described above, then such straddle could be characterized as a “mixed straddle.” A Fund may make one or more elections with respect to “mixed straddles.” Depending upon which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions. As a result, the straddle rules could cause distributions that would otherwise constitute “qualified dividend income” to fail to satisfy the applicable holding period requirements (as described below) and therefore to be taxed as ordinary income. Furthermore, the Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle, including any interest on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Because the application of the straddle rules may affect the character and timing of gains and losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the situation where a Fund had not engaged in such transactions.

If a Fund enters into a “constructive sale” of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale of an appreciated financial position occurs when a Fund enters into certain transactions with respect to the same or substantially identical property, including: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon a Fund’s holding period in the appreciated financial position. Losses realized from a sale of a position that was previously the subject of a constructive sale will be recognized when the position is subsequently disposed of. The character of such losses will depend upon a Fund’s holding period in the position and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to certain closed transactions, including if such a transaction is closed on or before the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position unhedged throughout the 60–day period beginning with the day such transaction was closed.

The amount of long-term capital gain a Fund may recognize from certain derivative transactions with respect to interests in certain pass-through entities is limited under the Code’s constructive ownership rules. The

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amount of long-term capital gain is limited to the amount of such gain a Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

In addition, a Fund’s transactions in securities and certain types of derivatives (e.g., options, futures contracts, forward contracts and swap agreements) may be subject to other special tax rules, such as the wash-sale rules or the short-sale rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains, and/or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

Certain of a Fund’s hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If a Fund’s book income exceeds its taxable income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a Fund’s book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

A Fund may invest in REITs that hold residual interests in real estate mortgage conduits (REMICs). Under Treasury regulations that have not yet been issued, but may apply retroactively, a portion of a Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. These regulations are also expected to provide that excess inclusion income of a regulated investment company, such as each Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. As a result, the Fund may not be a suitable investment for certain tax-exempt shareholders, as noted under Tax-Exempt Shareholders below. Dividends paid by REITs generally will not be eligible to be treated as “qualified dividend income.”

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (as defined in the Code) is a record holder of a share in a Fund, then the Fund will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. To the extent permitted under the 1940 Act, a Fund may elect to specially allocate any such tax to the applicable disqualified organization, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. The Funds have not yet determined whether such an election will be made.

“Passive foreign investment companies” (PFICs) are generally defined as foreign corporations where at least 75% of their gross income for their taxable year is income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or at least 50% of their assets on average produce such passive income. If a Fund acquires any equity interest in a PFIC, the Fund could be subject to federal income tax and interest charges on “excess distributions” received from the PFIC or on gain from the sale of such equity interest in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions may have been classified as capital gain.

A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require a Fund to recognize taxable income or gain without the concurrent

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receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Funds may attempt to limit and/or manage their holdings in PFICs to minimize their tax liability or maximize their returns from these investments but there can be no assurance they will be able to do so. Moreover, because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, a Fund may incur the tax and interest charges described above in some instances.

Rules governing the federal income tax aspects of derivatives, including swap agreements, are in a developing stage and are not entirely clear in certain respects, particularly in light of a recent IRS revenue ruling that held that income from a derivative contract with respect to a commodity index is not qualifying income for a regulated investment company. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a regulated investment company might be jeopardized. Certain requirements that must be met under the Code in order for each Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in derivatives transactions.

In addition to the investments described above, prospective shareholders should be aware that other investments made by the Funds may involve complex tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds seek to avoid significant noncash income, such noncash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Funds could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements.

Taxation of Distributions

All distributions paid out of a Fund’s current and accumulated earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported by each shareholder who is required to file a U.S. federal income tax return. Dividends and distributions on a Fund’s shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. For federal income tax purposes, a Fund’s earnings and profits, described above, are determined at the end of the Fund’s taxable year and are allocated pro rata to distributions paid over the entire year. Distributions in excess of a Fund’s current and accumulated earnings and profits will first be treated as a return of capital up to the amount of a shareholder’s tax basis in his or her Fund shares and then as capital gain. A Fund may make distributions in excess of its earnings and profits to a limited extent, from time to time.

For federal income tax purposes, distributions of investment income are generally taxable as ordinary income, and distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. Distributions designated by a Fund as capital gain dividends will be taxable to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund’s actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares, and do not qualify as dividends for purposes of the dividends-received deduction or as qualified dividend income (defined below). Each Fund will designate capital gain distributions, if any, in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year.

Some states will not tax distributions made to individual shareholders that are attributable to interest a Fund earned on direct obligations of the U.S. Government if the Fund meets the state’s minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers’ acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.

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Sales and Exchanges of Fund Shares

If a shareholder sells or exchanges his or her Fund shares, he or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and his or her tax basis in the shares. This gain or loss will be long-term capital gain or loss if he or she has held such Fund shares for more than one year at the time of the sale or exchange, and short-term otherwise.

If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, as a result of having initially acquired those shares, he or she subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred in acquiring the Fund’s shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder realizes a loss on a disposition of Fund shares, the loss will be disallowed under “wash sale” rules to the extent that he or she purchases substantially identical shares within the 61–day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be reflected in an adjustment to the tax basis of the purchased shares.

If a shareholder receives or is deemed to receive a long-term capital gain distribution with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain distribution.

Foreign Taxes

Amounts realized by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass-through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund, which may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. It is not expected that any of the Funds will qualify for this election.

Federal Income Tax Rates

As of the printing of this SAI, the maximum stated federal income tax rate applicable to individuals generally is 35% for ordinary income and 15% for net long-term capital gain.

Current federal income tax law also provides for a maximum individual federal income tax rate applicable to “qualified dividend income” equal to the highest net long-term capital gains rate, which generally is 15%. In general, “qualified dividend income” is income attributable to dividends received by a Fund in taxable years beginning on or before December 31, 2010 from certain domestic and foreign corporations, as long as certain holding period and other requirements are met by the Fund with respect to the dividend-paying corporation’s stock and by the shareholders with respect to the Fund’s shares. If 95% or more of a Fund’s gross income (excluding net long-term gain over net short-term capital loss) constitutes qualified dividend income, all of its distributions (other than capital gain dividends) will be generally treated as qualified dividend income in the hands of individual shareholders, as long as they have owned their Fund shares for at least 61 days during the 121–day period beginning 60 days before the Fund’s ex-dividend date (or, in the case of certain preferred stock, 91 days during the 181–day period beginning 90 days before such date). In general, if less than 95% of a Fund’s income is attributable to qualified dividend income, then only the portion of the Fund’s distributions that are attributable to qualified dividend income and designated as such in a timely manner will be so treated in the hands of individual shareholders. Payments received by a Fund from securities lending, repurchase and other derivative transactions ordinarily will not qualify. The rules attributable to the qualification of Fund distributions as qualified dividend income are complex, including the holding period requirements. Individual Fund shareholders therefore are urged to consult their own tax advisors and financial planners.

The maximum stated corporate federal income tax rate applicable to ordinary income and net capital gain is 35%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions.

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Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. Federal income tax rates are set to increase in future years under various “sunset” provisions of federal income tax laws.

Backup Withholding

The Funds generally are required to withhold, and remit to the U.S. Treasury, subject to certain exemptions, an amount equal to 28% of all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder if the shareholder fails to furnish the Fund with a correct “taxpayer identification number” (TIN), fails to certify under penalty of perjury that the TIN provided is correct and that the shareholder is not subject to backup withholding or has underreported dividend or interest income, or if the IRS notifies a Fund that the shareholder’s TIN is incorrect or that the shareholder is subject to backup withholding. These backup withholding rules may also apply to distributions that are properly designated as exempt interest dividends. This backup withholding is not an additional tax imposed on the shareholder. The shareholder may apply amounts required to be withheld as a credit against his or her future federal income tax liability, provided that the required information is furnished to the IRS. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. The rate of backup withholding is set to increase for amounts distributed or paid after December 31, 2010.

Tax-Deferred Plans

The shares of the Funds may be available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts. Prospective investors should contact their tax advisors and financial planners regarding the tax consequences to them of holding Fund shares through such plans and/or accounts.

Corporate Shareholders

Subject to limitation and other rules, a corporate shareholder of a Fund may be eligible for the dividends-received deduction on Fund distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. For eligible corporate shareholders, the dividends-received deduction may be subject to certain reductions, and a distribution by a Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met. These requirements are complex; therefore, corporate shareholders of the Funds are urged to consult their own tax advisors and financial planners.

As discussed above, a portion of the interest paid or accrued on certain high-yield discount obligations owned by a Fund may not (and interest paid on debt obligations, if any, that are considered for tax purposes to be payable in the equity of the issuer or a related party will not) be deductible to the issuer. If a portion of the interest paid or accrued on certain high-yield discount obligations is not deductible, that portion will be treated as a dividend for purposes of the corporate dividends received deduction. In such cases, if the issuer of the high-yield discount obligations is a domestic corporation, dividend payments by a Fund may be eligible for the dividends-received deduction to the extent of the dividend portion of such accrued interest.

Foreign Shareholders

Very generally, for taxable years beginning before January 1, 2008, distributions properly designated by a Fund as “interest-related distributions” will be exempt from federal income tax withholding provided the Fund obtains a properly completed and signed certificate of foreign status from the foreign shareholder (“exempt foreign shareholder”). Interest-related distributions are generally attributable to the Fund’s net interest income earned on certain debt obligations and paid to a nonresident alien individual, a foreign trust (i.e., a trust other than a trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), a foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source), or a foreign corporation (each, a “foreign shareholder”). In order to qualify as an interest-related distribution, the Fund must designate a distribution as such in a written notice mailed to its shareholders not later than 60 days after the close of the Fund’s taxable year. Distributions made to exempt foreign shareholders attributable to net investment income from other sources, such as dividends received by a Fund,

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generally will be subject to non-refundable federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty). Notwithstanding the foregoing, if a distribution described above is “effectively connected” with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the recipient foreign shareholder, federal income tax withholding and exemptions attributable to foreign persons will not apply and the distribution will be subject to the tax, reporting and withholding requirements generally applicable to U.S. persons.

In general, a foreign shareholder’s capital gains realized on the disposition of Fund shares, capital gain distributions and, with respect to taxable years of a Fund beginning before January 1, 2008, “short-term capital gain distributions” (defined below) are not subject to federal income or withholding tax, provided that the Fund obtains a properly completed and signed certificate of foreign status, unless: (i) such gains or distributions are effectively connected with a U.S. trade or business (or, if an income tax treaty applies, are attributable to a permanent establishment) of the foreign shareholder; (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the sale or receipt of the capital gain distribution and certain other conditions are met; or (iii) the Fund shares on which the foreign shareholder realized gain constitute U.S. real property interests (USRPIs) or, in certain cases, distributions are attributable to gain from the sale or exchange of a USRPI, as discussed in the following paragraph. If such gains or distributions are effectively connected with a U.S. trade or business (or are attributable to a U.S. permanent establishment of the foreign shareholder pursuant to an applicable income tax treaty), the tax, reporting and withholding requirements applicable to U.S. persons generally will apply to the foreign shareholder. If such gains or distributions are not effectively connected for this purpose, but the foreign shareholder meets the requirements of clause (ii) described above, such gains and distributions will be subject to U.S. federal income tax withholding tax at a 30% rate (or such lower rate provided under an applicable income tax treaty). “Short-term capital gain distributions” are distributions attributable to a Fund’s net short-term capital gain in excess of its net long-term capital loss and designated as such by the Fund in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year. It is currently unclear whether Congress will extend the exemption from withholding for interest-related distributions and short-term capital gain distributions for tax years beginning on or after January 1, 2008.

Special rules apply to distributions to foreign shareholders from a Fund that is either a “U.S. real property holding corporation” (USRPHC) or would be a USRPHC but for the operation of certain exceptions to the definition thereof. Additionally, special rules apply to the sale of shares in a Fund that is a USRPHC. Very generally, a USRPHC is a domestic corporation that holds USRPIs – defined very generally as any interest in U.S. real property or any equity interest in a USRPHC – the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States and other assets. A Fund that holds (directly or indirectly) significant interests in REITs may be a USRPHC. The special rules discussed below will also apply to distributions from a Fund that would be a USRPHC absent exclusions from USRPI treatment for interests in domestically controlled REITs and not-greater-than 15% interests in publicly traded classes of stock in REITs.

In both such cases, amounts the Fund receives from REITs derived from gains realized from USRPIs will retain the character as such in the hands of the Fund’s foreign shareholders, as will any direct USRPI gain the Fund recognizes. In the hands of a foreign shareholder that holds (or has held in the prior year) more than a 5% interest in the Fund, such amounts will be treated as gains “effectively connected” with the conduct of a “U.S. trade or business,” and subject to tax at graduated rates, thus requiring the filing of a U.S. income tax return for the year recognized; the Fund must withhold 35% of the amount of such distribution. In the case of all other foreign shareholders (i.e., those with a 5%–or–smaller interest in the Fund), the USRPI distribution will be treated as ordinary income (regardless of any designation by the Fund that such distribution is a capital gain dividend), and the Fund must withhold 30% (or a lower applicable treaty rate) of the amount of the distribution paid to such foreign shareholder. Foreign shareholders of such Funds are also subject to “wash sale” rules to prevent the avoidance of the tax-filing and –payment obligations discussed in the above paragraphs through the sale and repurchase of Fund shares.

In addition, a Fund that is a USRPHC must withhold 10% of the amount realized in redemption by a greater-than 15% foreign shareholder, and that shareholder must file a U.S. income tax return for the year of the disposition of the USRPI and pay any additional tax due on the gain. Prior to January 1, 2008, no withholding generally is required with respect to amounts paid in redemption of shares of a Fund that is a USRPHC and is also domestically controlled.

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Even if permitted to do so, the Funds provide no assurance that they will designate any distributions as interest-related distributions or short-term capital gain distributions. Even if a Fund makes such designations, if you hold Fund shares through an intermediary, no assurance can be made that your intermediary will respect such designations. In order for a foreign investor to qualify for exemption from the backup withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in the Fund should consult their tax advisers in this regard.

Special rules apply to foreign partnerships and those holding Fund shares through foreign partnerships.

Tax-Exempt Shareholders

Under current law, the Funds serve to “block” (that is, prevent the attribution to shareholders of) UBTI from being realized by tax-exempt shareholders. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

In addition, special tax consequences apply to charitable remainder trusts (CRTs) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or in taxable mortgage pools. Under legislation enacted in December 2006, a charitable remainder trust, as defined in section 664 of the Code, that realizes UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in November 2006, a CRT will not recognize UBTI solely as a result of investing in a Fund that recognizes “excess inclusion income” (which is described earlier). Rather, as described above, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes “excess inclusion income,” then the Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which the IRS guidance in respect of CRTs remains applicable in light of the December 2006 CRT legislation is unclear. To the extent permitted under the 1940 Act, each Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. CRTs are urged to consult their tax advisors concerning the consequences of investing in a Fund.

Tax Shelter Reporting Regulations

Under Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies.

The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of January 16, 2008, no person is a “principal holder “(i.e., owns of record or is known by the Trust to own beneficially 5% or more of any class of a Fund’s outstanding shares) of any Fund.

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As of January 16, 2008, no person is a “control person” (as that term is defined in the 1940 Act) of a Fund.

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APPENDIX A — DESCRIPTIONS OF SECURITIES RATINGS

This Appendix summarizes the various descriptions of securities ratings applicable to securities purchased by the Columbia Funds Family. Please refer to a Fund’s prospectus and statement of additional information to determine whether that Fund may invest in securities that have ratings described in this Appendix.

STANDARD & POOR’S (S&P)

Bonds

The following summarizes the ratings used by S&P for bonds. The ratings AAA, AA, A and BBB denote investment grade securities.

AAA bonds have the highest rating assigned by S&P and are considered to have an extremely strong capacity to pay interest and repay principal.

AA bonds are considered to have a very strong capacity to pay interest and repay principal, and they differ from AAA only in small degree.

A bonds are considered to have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB bonds are considered to have an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for bonds in the A category.

BB, B, CCC, CC and C bonds are considered to have predominantly speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or large exposures to adverse conditions.

BB bonds are considered to have less near–term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB–rating.

B bonds are considered to have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB — rating.

CCC bonds are considered to have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, the bonds are not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B — rating.

CC rating typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C rating typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC — debt rating. The C rating may be used to cover a situation, for example, where a bankruptcy petition has been filed, but debt service payments are continued.

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CI rating is reserved for income bonds on which no interest is being paid.

D bonds are in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or minus (–): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Municipal Notes

SP–1. Notes rated SP–1 are considered to have very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are designated as SP–1+.

SP–2. Notes rated SP–2 are considered to have satisfactory capacity to pay principal and interest.

Notes due in three years or less normally receive a note rating. Notes maturing beyond three years normally receive a bond rating, although the following criteria are used in making that assessment:

Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be rated as a note).

Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be rated as a note).

Commercial Paper

A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

A–1. Issues assigned to this rating are considered to have overwhelming or very strong capacity for timely payment. Those issues determined to possess overwhelming safety characteristics are designed A–1+.

MOODY’S INVESTORS SERVICE, INC. (MOODY’S)

Municipal Bonds

Aaa bonds are considered to be of the best quality. They are considered to have the smallest degree of investment risk and are generally referred to as “gilt edge”. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While various protective elements are likely to change, such changes as can be visualized are most unlikely to impair a fundamentally strong position of such issues.

Aa bonds are considered to be of high quality by all standards. Together with Aaa bonds they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Those bonds in the Aa through B groups that Moody’s believes possess the strongest investment attributes are designated by the symbols Aa1, A1 or Baa1.

A bonds are considered to possess many favorable investment attributes and are to be considered to be upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment at some time in the future.

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Baa bonds are considered to be medium grade obligations: they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great period of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba bonds are considered to have speculative elements: their future cannot be considered as well secured. Often, the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this grade.

B bonds are considered generally to lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa bonds are considered to be of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca bonds are considered to represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C bonds are the lowest rated class of bonds and issues so rated are considered to have extremely poor prospects of ever attaining any real investment standing.

Conditional Ratings. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting conditions attach. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Corporate Bonds

The description of the applicable rating symbols (Aaa, Aa, A) and their meanings is identical to that of the Municipal Bond ratings as set forth above, except for the numerical modifiers. Moody’s applies numerical modifiers 1, 2, and 3 in the Aa and A classifications of its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

Municipal Notes

MIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3. This designation denotes favorable quality. All security elements are accounted for, but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Commercial Paper

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Prime–1 Highest Quality

Prime–2 Higher Quality

Prime–3 High Quality

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If an issuer represents to Moody’s that its commercial paper obligations are supported by the credit of another entity or entities, Moody’s, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments, or other entities, but only as one factor in the total rating assessment.

FITCH, INC. (FITCH)

Long-Term Debt

Investment Grade Bond Ratings

AAA bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and/or dividends and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA bonds are considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short–term debt of these issuers is generally rated F–1+.

A bonds are considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt securities with higher ratings.

BBB bonds are considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest or dividends and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these securities and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for securities with higher ratings.

Speculative Grade Bond Ratings

BB bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

B bonds are considered highly speculative. While securities in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC bonds are considered to have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC bonds are considered to be minimally protected. Default in payment of interest and/or principal seems probable over time.

C bonds are in imminent default in payment of interest or principal.

DDD, DD, and D bonds are in default on interest and/or principal payments. Such securities are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these securities and D represents the lowest potential for recovery.

Plus (+) or minus (–): Plus or minus signs are used to show relative standing within the major rating categories. Plus and minus signs, however, are not used in the DDD, DD, or D categories.

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Short–Term Debt

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and investment notes.

F–1+ obligations have exceptionally strong credit quality and are considered to have the strongest degree of assurance for timely payment.

F–1 obligations are considered to reflect an assurance of timely payment only slightly less in degree than issues rated F–1+.

F–2 obligations are considered to have good credit quality. Securities in this class have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F–1+ and F–1 ratings.

F–3 obligations are considered to have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F–S rating is assigned to obligations that are considered to have a minimal degree of assurance for timely payment and to be vulnerable to near-term adverse changes in financial and economic conditions.

B obligations are considered to have a minimal capacity for timely payment of financial commitments and a susceptibility to the adverse effects of changes in circumstances and economic conditions.

C rating is assigned to obligations that are considered to have a high default risk and whose capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D obligations are in actual or imminent payment default.

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APPENDIX B — PROXY VOTING POLICIES AND PROCEDURES

Columbia Management Advisors, LLC (“CMA”) — Proxy Voting Policy

Applicable Regulations

Rule 206(4)–6 under the Investment Advisers Act of 1940

*Form N–PX

*ERISA Department of Labor Bulletin 94–2

Institutional Shareholder Services, Inc. (SEC No Action Letter dated September 15, 2004)

Explanation/Summary of Regulatory Requirements

An investment adviser that exercises voting authority over clients’ proxies must adopt written policies and procedures that are reasonably designed to ensure that those proxies are voted in the best economic interests of clients. An adviser’s policies and procedures must address how the adviser resolves material conflicts of interest between its interests and those of its clients. An investment adviser must comply with certain record keeping and disclosure requirements with respect to its proxy voting responsibilities. In addition, an investment adviser to ERISA accounts has an affirmative obligation to vote proxies for an ERISA account, unless the client expressly retains proxy voting authority.

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Policy Summary

Columbia Management Advisors, LLC (“CMA”) has adopted and implemented the following policy, which it believes is reasonably designed to: (1) ensure that proxies are voted in the best economic interest of clients; and (2) address material conflicts of interest that may arise. This policy applies primarily to the GWIM Investment Operations Group, as well as to Compliance Risk Management (“CRM”) and Legal. Business groups to which this policy applies and CRM must adopt written procedures to implement the policy.

Policy

All proxies regarding client securities for which CMA has authority to vote will, unless CMA determines in accordance with policies stated below to refrain from voting, be voted in a manner considered by CMA to be in the best interest of CMA’s clients without regard to any resulting benefit or detriment to CMA or its affiliates. The best interest of clients is defined for this purpose as the interest of enhancing or protecting the economic value of client accounts, considered as a group rather than individually, as CMA determines in its sole and absolute discretion. In the event a client believes that its other interests require a different vote, CMA will vote as the client clearly instructs, provided CMA receives such instructions in time to act accordingly. Information regarding CMA’s proxy voting decisions is confidential. Therefore, the information may be shared on a need to know basis only, including within CMA and with CMA affiliates. Advisory clients, including mutual funds’ and other funds’ boards, may obtain information on how their proxies were voted by CMA. However, CMA will not selectively disclose its investment company clients’ proxy voting records to third parties. Rather, the investment company clients’ proxy records will be disclosed to shareholders by publicly-available annual filings for 12–month periods ending June 30th.

CMA endeavors to vote, in accordance with this Policy, all proxies of which it becomes aware, subject to the following general exceptions (unless otherwise agreed) when CMA expects to routinely refrain from voting:

1. Proxies will usually not be voted in cases where the security has been loaned from the Client’s account.

2. Proxies will usually not be voted in cases where international issuers impose share blocking restrictions.

CMA seeks to avoid the occurrence of actual or apparent material conflicts of interest in the proxy voting process by voting in accordance with predetermined voting guidelines and observing other procedures that are intended to prevent where practicable and manage conflicts of interest (refer to Section III, Conflicts of Interest below). CMA’s proxy voting policy and practices are summarized in its Form ADV. Additionally, CMA will provide clients with a copy of its policies, as they may be updated from time to time, upon request.

Means of achieving compliance

I. PROXY COMMITTEE

CMA has established a Proxy Committee whose standing members include senior investment management personnel, who participate as voting authorities on the Committee. Additionally, the Proxy Committee regularly involves other associates (e.g., Legal representative, Compliance Risk Management representative, GWIM Investment Operations representatives) who participate as needed to enable effective execution of the Committee’s responsibilities.

The Proxy Committee has established a charter, which sets forth the Committee’s purpose, membership and operation. The Proxy Committee’s functions include, in part,

(a) direction of the vote on proposals where there has been a recommendation to the Committee not to vote according to the predetermined Voting Guidelines (stated in Appendix A) or on proposals which require special, individual consideration in accordance with Section IV.C;

(b) review at least annually of this Proxy Voting Policy and Voting Guidelines to ensure consistency with internal policies, client disclosures and regulatory requirements;

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(c) review at least annually of existing Voting Guidelines and the need for development of additional Voting Guidelines to assist in the review of proxy proposals;

(d) ensure that appropriate disclosure of CMA’s Proxy Voting Policy is made to its clients, is disclosed in CMA’s Form ADV and is made to the Funds’ shareholders; and

(e) oversight of any circumstances where, as described in Section III, CMA may determine it is necessary to delegate proxy voting to an independent third party.

II. CMA’S INVESTMENT ASSOCIATES

Under CMA’s Voting Guidelines, certain matters must be determined on a case-by-case basis. In general, the GWIM Investment Operations Group will refer these matters first to the relevant CMA research analyst after first confirming with CRM that the proxy matter does not present a conflict to CMA. If there is not a research analyst assigned to the particular security, the matter will be referred to the appropriate portfolio manager.

In considering a particular proxy matter, the research analyst or portfolio manager must vote in the clients’ best interest as defined above. Information regarding CMA’s proxy voting decisions is confidential information. Therefore, research analysts and portfolio managers generally must not discuss proxy votes with any person outside of CMA and within CMA except on a need to know basis only.

Research analysts and portfolio managers must discharge their responsibilities consistent with the obligations set forth below (refer to Management of Conflicts of Interest — Additional Procedures). A research analyst or portfolio manager must disclose in writing any inappropriate attempt to influence their recommendation or any other personal interest that they have with the issuer (see Appendix B — Conflicts of Interest Disclosure and Certification Form). For each Proxy Referral (defined below), the research analyst or portfolio manager is responsible for memorializing their recommendation on the Proxy Voting Recommendation Form (see Appendix C) and communicating it to the Proxy Department.

Research analysts and portfolio managers should seek advice from CRM or Legal with respect to any questions that they have regarding personal conflicts of interests, communications regarding proxies, or other related matters.

III. CONFLICTS OF INTEREST

For purposes of this policy, a material conflict of interest is a relationship or activity engaged in by CMA, a CMA affiliate1, or a CMA associate that creates an incentive (or appearance thereof) to favor the interests of CMA, the affiliate, or associate, rather than the clients’ interests. However, a material conflict of interest is not automatically created when there is a relationship or activity engaged in by a CMA affiliate, but there is a possibility that a CMA affiliate could cause a conflict. CMA may have a conflict of interest if either CMA has a significant business relationship with a company that is soliciting a proxy, or if a CMA associate involved in the proxy voting decision-making process has a significant personal or family relationship with the particular company. A conflict of interest is considered to be “material” to the extent that a reasonable person could expect the conflict to influence CMA’s decision on the particular vote at issue. In all cases where there is deemed to be a material conflict of interest, CMA will seek to resolve it in the clients’ best interests.

[1]	Bank of America Corporation (“BAC”), the ultimate corporate parent of CMA, Bank of America, N.A. and all of their numerous affiliates owns, operates and has interests in many lines of business that may create or give rise to the appearance of a conflict of interest between BAC or its affiliates and those of Firm–advised clients. For example, the commercial and investment banking business lines may have interests with respect to issuers of voting securities that could appear to or even actually conflict with CMA’s duty, in the proxy voting process, to act in the best economic interest of its clients.

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For those proxy proposals that: (1) are not addressed by CMA’s proxy guidelines; (2) the guidelines specify the issue must be evaluated and determined on a case–by–case basis; or (3) a CMA investment associate believes that an exception to the guidelines may be in the best economic interest of CMA’s clients (collectively, “Proxy Referrals”), CMA may vote the proxy, subject to the conflicts of interest procedures set forth below.

In the case of Proxy Referrals, CRM will collect and review any information deemed reasonably appropriate to evaluate if CMA or any person participating in the proxy voting decision–making process has, or has the appearance of, a material conflict of interest. CMA investment personnel involved in the particular Proxy Referral must report any personal conflict of interest circumstances to Columbia Management’s Conflicts Officer in writing (see Appendix B). CRM will consider information about CMA’s significant business relationships, as well as other relevant information. The information considered by CRM may include information regarding: (1) CMA client and other business relationships; (2) any relevant personal conflicts; and (3) communications between investment professionals and parties outside the CMA investment division regarding the proxy matter. CRM will consult with relevant experts, including legal counsel, as necessary.

If CRM determines that it reasonably believes (1) CMA has a material conflict of interest, or (2) certain individuals should be recused from participating in the proxy vote at issue, CRM will inform the Chair of the Proxy Committee. Where a material conflict of interest is determined to have arisen in the proxy voting process, CMA’s policy is to invoke one or more of the following conflict management procedures:

•	Causing the proxies to be voted in accordance with the recommendations of an independent third party (which generally will be CMA’s proxy voting agent);

•	Causing the proxies to be delegated to a qualified, independent third party, which may include CMA’s proxy voting agent.

•	In unusual cases, with the Client’s consent and upon ample notice, forwarding the proxies to CMA’s clients so that they may vote the proxies directly.

Affiliate Investment Companies and Public Companies

CMA considers (1) proxies solicited by open–end and closed–end investment companies for which CMA or an affiliate serves as an investment adviser or principal underwriter; and (2) proxies solicited by Bank of America or other public companies within the BAC organization to present a material conflict of interest for CMA. Consequently, the proxies of such affiliates will be voted following one of the conflict management practices discussed above.

Management of Conflicts of Interest — Additional Procedures

Additionally, by assuming his or her responsibilities pursuant to this Policy, each member of the Proxy Committee (including the chairperson) and any CMA or BAC associate advising or acting under the supervision or oversight of the Proxy Committee undertakes to disclose in writing to the Columbia Management Conflicts of Interest Officer (within CRM) any actual or apparent personal material conflicts of interest which he or she may have (e.g., relationships with nominees for directorship, members of an issuer’s or dissident’s management or otherwise) in determining whether or how CMA will vote proxies. In the event any member of the Proxy Committee has a conflict of interest regarding a given matter, he or she will abstain from participating in the Committee’s determination of whether and/or how to vote in the matter. CMA’s investment associates also follow the same disclosure requirements for any actual or apparent personal material conflicts of interest as stated in this section.

In certain circumstances, CMA follows the proxy guidelines and uses other research services provided by the proxy vendor or another independent third party. CMA has undertaken a review of the proxy vendor’s conflicts of interest procedures, and will continue to monitor them on an ongoing basis.

BAC as well as CMA have adopted various other policies and procedures that help reinforce this Policy. Please see the associated documents.

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Ownership Limits — Delegation of Proxy Voting to an Independent Third Party

From time to time, CMA may face regulatory or compliance limits on the types or amounts of voting securities that it may purchase or hold for client accounts. Among other limits, federal, state, foreign regulatory restrictions, or company–specific ownership limits may restrict the total percentage of an issuer’s voting securities that CMA can hold for clients (collectively, “Ownership Limits”).

The regulations or company–specific documents governing a number of these Ownership Limits often focus upon holdings in voting securities. As a result, in limited circumstances in order to comply with such Ownership Limits and/or internal policies designed to comply with such limits, CMA may delegate proxy voting in certain issuers to a qualified, independent third party, who may be the Adviser’s proxy voting agent.

IV. PROXY VOTING GUIDELINES

A. CMA’s Proxy Voting Guidelines — General Practices.

The Proxy Committee has adopted the guidelines for voting proxies specified in Appendix A of this policy. CMA uses an independent, third–party proxy vendor to implement its proxy voting process as CMA’s proxy voting agent. In general, whenever a vote is solicited, the proxy vendor will execute the vote according to CMA’s Voting Guidelines.

B. Ability to Vote Proxies Other than as Provided by Voting Guidelines.

A Portfolio Manager or other party involved with a client’s account may conclude that the best interest of the firm’s client, as defined above, requires that a proxy be voted in a manner that differs from the predetermined proxy Voting Guidelines. In this situation, he or she will request that the Proxy Committee consider voting the proxy other than according to such Guidelines. If any person, group, or entity requests the Proxy Committee (or any of its members) vote a proxy other than according to the predetermined Voting Guidelines, that person will furnish to the Proxy Committee a written explanation of the reasons for the request and a description of the person’s, group’s, or entity’s relationship, if any, with the parties proposing and/or opposing the matter’s adoption using the Proxy Voting Recommendation Form (see Appendix C of this policy). The Proxy Committee may consider the matter, subject to the conflicts of interest procedures discussed above.

C. Other Proxy Proposals

For the following categories of proposals, either the Proxy Committee will determine how proxies related to all such proposals will be voted, or the proxies will be voted in accordance with the proxy vendor’s or a an individual client’s guidelines.

1. New Proposals. For each new type of proposal that is expected to be proposed to shareholders of multiple companies, the Proxy Committee will develop a Voting Guideline which will be incorporated into this Policy.

2. Accounts Adhering to Taft Hartley Principles. All proposals for these accounts will be voted according to the Taft Hartley Guidelines developed by the proxy vendor, or as specified by the client.

3. Accounts Adhering to Socially Responsible Principles. All proposals for these accounts will be voted according to the Socially Responsible Guidelines developed by the proxy vendor, or as specified by the client.

4. Proxies of International Issuers which Block Securities Sales between the Time a Shareholder submits a Proxy and the Vote. In general, CMA will refrain from voting such securities. However, in the exceptional circumstances that CMA determines that it would be appropriate to vote such proxies, all proposals for these securities will be voted only on the specific instruction of the Proxy Committee and to the extent practicable in accordance with the Voting Guidelines set forth in this Policy.

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5. Proxies of Investment Company Shares. Proposals on issues other than those specified in Section V.A will be voted on the specific instruction of the Proxy Committee.

6. Accounts Managed by CMA’s Quantitative Strategies Group. When an issue is held only within an account managed by CMA’s Quantitative Strategies Group and not in any other account within CMA, all proposals shall be voted according to the guidelines developed by the proxy vendor or as specified by the client.

7. Executive/Director Compensation. Except as provided in Appendix A, proposals relating to compensation of any executive or director will be voted as recommended by the proxy vendor or as otherwise directed by the Proxy Committee.

8. Preemptive Rights. Proposals to create or eliminate shareholder preemptive rights. In evaluating these proposals the Proxy Committee will consider the size of the company and the nature of its shareholder base.

V. VOTING PROCEDURES

The GWIM Investment Operations Group is primarily responsible for overseeing the day–to–day operations of the proxy voting process. The GWIM Investment Operations Group’s monitoring will take into account the following elements: (1) periodic review of the proxy vendor’s votes to ensure that the proxy vendor is accurately voting consistent with CMA’s Proxy Guidelines; and (2) review of the fund website to ensure that annual reports are posted in a timely and accurate manner. For additional information regarding the proxy voting process, please refer to the GWIM Investment Operations Desktop Procedures.

Supervision

Managers and supervisory personnel are responsible for ensuring that their associates understand and follow this policy and any applicable procedures adopted by the business group to implement the policy. The Proxy Committee has ultimate responsibility for the implementation of this Policy.

Escalation

With the exception of conflicts of interest–related matters, issues arising under this policy should be escalated to the Proxy Committee. Issues involving potential or actual conflicts of interest should be promptly communicated to the Compliance Risk Management Conflicts Officer.

Monitoring/Oversight

The Compliance Assessment Team within Compliance Risk Management and the Corporate Internal Audit Group perform periodic reviews and assessments of various lines of businesses, including a review of Columbia Management’s compliance with the Proxy Voting Policy.

Recordkeeping

CMA will create and maintain records of each investment company’s proxy record for 12–month periods ended June 30th. CMA will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting during the period covered by the annual report and which the company was entitled to vote:

•	The name of the issuer of the security;

•	The exchange ticker symbol of the portfolio security (is symbol is available through reasonably practicable means);

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•	The Council on Uniform Securities Identification Procedures number for the portfolio security (if number is available through reasonably practicable means);

•	The shareholder meeting date;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the issuer or by a security holder;

•	Whether the company cast its vote on the matter;

•	How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding the election of directors); and

•	Whether the company cast its vote for or against management.

Business groups and support partners are responsible for maintaining all records necessary to evidence compliance with this policy. The records must be properly maintained and readily accessible in order to evidence compliance with this policy.

These records include:

•	Proxy Committee Meeting Minutes and Other Materials

•	Analysis and Supporting Materials of Investment Management Personnel Concerning Proxy Decisions and Recommendations

•	Conflicts of Interest Review Documentation, including Conflicts of Interest Forms

•	Client Communications Regarding Proxy Matters

Records should be retained for a period of not less than five years plus the current year. Records must be retained in an appropriate office of CM for the first two years.

CMA’s Proxy Voting Policy (Appendix A): CMA’S VOTING GUIDELINES

A. The Proxy Committee has adopted the following guidelines for voting proxies:

1. Matters Relating to the Board of Directors/Corporate Governance

CMA generally will vote FOR:

•

Proposals for the election of directors or for an increase or decrease in the number of directors, provided that at least two–thirds of the Board of Directors are, presently or at any time during the previous three–year period, “independent” as defined by applicable regulatory and listing standards.

However, CMA generally will WITHHOLD votes from pertinent director nominees if:

(i) the board as proposed to be constituted would have more than one–third of its members from management;

(ii) the board does not have audit, nominating, and compensation committees composed solely of directors who qualify as being regarded as “independent,” i.e. having no material relationship, directly or indirectly, with the Company, as CMA’s proxy voting agent may determine (subject to the Proxy Committee’s contrary determination of independence or non–independence);

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(iii) the nominee, as a member of the audit committee, permitted the company to incur excessive non–audit fees (as defined below regarding other business matters — ratification of the appointment of auditors);

(iv) a director serves on more than six public company boards;

(v) the CEO serves on more than two public company boards other than the company’s board.

On a CASE–BY–CASE basis, CMA may WITHHOLD votes for a director nominee who has failed to observe good corporate governance practices or, through specific corporate action or inaction (e.g. failing to implement policies for which a majority of shareholders has previously cast votes in favor), has demonstrated a disregard for the interests of shareholders.

•

Proposals requesting that the board audit, compensation and/or nominating committee be composed solely of independent directors. The Audit Committee must satisfy the independence and experience requirements established by the Securities and Exchange Commission (“SEC”) and the New York Stock Exchange, or appropriate local requirements for foreign securities. At least one member of the Audit Committee must qualify as a “financial expert” in accordance with SEC rules.

•	Proposals to declassify a board, absent special circumstances that would indicate that shareholder interests are better served by a classified board structure.

CMA generally will vote FOR:

•

Proposals to create or eliminate positions or titles for senior management. CMA generally prefers that the role of Chairman of the Board and CEO be held by different persons unless there are compelling reasons to vote AGAINST a proposal to separate these positions, such as the existence of a counter–balancing governance structure that includes at least the following elements in addition to applicable listing standards:

•	governance standards and guidelines.

•	Full board composed of not less than three–fourths “independent” directors, as defined by applicable Established regulatory and listing standards.

•	Compensation, as well as audit and nominating (or corporate governance) committees composed entirely of independent directors.

•

A designated or rotating presiding independent director appointed by and from the independent directors with the authority and responsibility to call and preside at regularly and, as necessary, specially scheduled meetings of the independent directors to be conducted, unless the participating independent directors otherwise wish, in executive session with no members of management present.

•

Disclosed processes for communicating with any individual director, the presiding independent director (or, alternatively, all of the independent directors, as a group) and the entire board of directors, as a group.

•

The pertinent class of the Company’s voting securities has out-performed, on a three-year basis, both an appropriate peer group and benchmark index, as indicated in the performance summary table of the Company’s proxy materials. This requirement shall not apply if there has been a change in the Chairman/CEO position within the three-year period.

•	Proposals that grant or restore shareholder ability to remove directors with or without cause.

•	Proposals to permit shareholders to elect directors to fill board vacancies.

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•	Proposals that encourage directors to own a minimum amount of company stock.

•	Proposals to provide or to restore shareholder appraisal rights.

•	Proposals to adopt cumulative voting.

•	Proposals for the company to adopt confidential voting.

CMA will generally vote FOR shareholder proposals calling for majority voting thresholds for director elections unless the company has adopted formal corporate governance principles that present a meaningful alternative to the majority voting standard and/or provides an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

CMA generally will vote AGAINST:

•	Proposals to classify boards, absent special circumstances indicating that shareholder interests would be better served by a classified board structure.

•	Proposals that give management the ability to alter the size of the board without shareholder approval.

•	Proposals that provide directors may be removed only by supermajority vote.

•	Proposals to eliminate cumulative voting.

•	Proposals which allow more than one vote per share in the election of directors.

•	Proposals that provide that only continuing directors may elect replacements to fill board vacancies.

•	Proposals that mandate a minimum amount of company stock that directors must own.

•	Proposals to limit the tenure of non–management directors.

CMA will vote on a CASE–BY–CASE basis in contested elections of directors.

CMA generally will vote on a CASE–BY–CASE basis on board approved proposals relating to corporate governance. Such proposals include, but are not limited to:

•	Reimbursement of proxy solicitation expenses taking into consideration whether or not CMA was in favor of the dissidents.

•

Proxy contest advance notice. CMA generally will vote FOR proposals that allow shareholders to submit proposals as close to the meeting date as possible while allowing for sufficient time for Company response, SEC review, and analysis by other shareholders.

CMA will vote on a CASE–BY–CASE basis to indemnify directors and officers, and AGAINST proposals to indemnify external auditors.

CMA will vote FOR the indemnification of internal auditors, unless the costs associated with the approval are not disclosed.

2. Compensation

CMA generally will vote FOR management sponsored compensation plans (such as bonus plans, incentive plans, stock option plans, pension and retirement benefits, stock purchase plans or thrift plans) if they are consistent with industry and country standards. However, CMA generally is opposed to compensation plans that substantially

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dilute ownership interest in a company, provide participants with excessive awards, or have objectionable structural features. Specifically, for equity–based plans, if the proposed number of shares authorized for option programs (excluding authorized shares for expired options) exceeds an average of 5% of the currently outstanding shares over the previous three years or an average of 3% over the previous three years for directors only, the proposal should be referred to the Proxy Committee. The Committee will then consider the circumstances surrounding the issue and vote in the best interest of CMA’s clients. CMA requires that management provide substantial justification for the repricing of options.

CMA generally will vote FOR:

•	Proposals requiring that executive severance arrangements be submitted for shareholder ratification.

•	Proposals asking a company to expense stock options.

•	Proposals to put option repricings to a shareholder vote.

•

Employee stock purchase plans that have the following features: (i) the shares purchased under the plan are acquired for no less than 85% of their market value, (ii) the offering period under the plan is 27 months or less, and (iii) dilution is 10% or less.

•	Proposals for the remuneration of auditors if no more than 25% of the compensation costs comes from non audit activity.

CMA generally will vote AGAINST:

•	Stock option plans that permit issuance of options with an exercise price below the stock’s current market price, or that permit replacing or repricing of out–of–the money options.

•	Proposals to authorize the replacement or repricing of out–of–the money options.

•

Proposals requesting that plan administrators have advance authority to amend the terms of a plan without detailed disclosure of the specific amendments. When sufficient details are provided on the amendments permitted by the advance authority, CMA will recommend on such proposals on a CASE–BY–CASE basis

CMA will vote on a CASE–BY–CASE basis proposals regarding approval of specific executive severance arrangements.

3. Capitalization

CMA generally will vote FOR:

•

Proposals to increase the authorized shares for stock dividends, stock splits (and reverse stock splits) or general issuance, unless proposed as an anti–takeover measure or a general issuance proposal increases the authorization by more than 30% without a clear need presented by the company. Proposals for reverse stock splits should include an overall reduction in authorization.

•

For companies recognizing preemptive rights for existing shareholders, CMA generally will vote FOR general issuance proposals that increase the authorized shares by more than 30%. CMA will vote on a CASE–BY–CASE basis all such proposals by companies that do not recognize preemptive rights for existing shareholders.

•	Proposals for the elimination of authorized but unissued shares or retirement of those shares purchased for sinking fund or treasury stock.

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•	Proposals to institute/renew open market share repurchase plans in which all shareholders may participate on equal terms.

•	Proposals to reduce or change the par value of common stock, provided the number of shares is also changed in order to keep the capital unchanged.

CMA will evaluate on a CASE–BY–CASE basis proposals regarding:

•

Management proposals that allow listed companies to de–list and terminate the registration of their common stock. CMA will determine whether the transaction enhances shareholder value by giving consideration to:

•	Whether the company has attained benefits from being publicly traded.

•	Cash–out value

•	Balanced interests of continuing vs. cashed–out shareholders

•	Market reaction to public announcement of transaction

4. Mergers, Restructurings and Other Transactions

CMA will review, on a CASE–BY–CASE basis, business transactions such as mergers, acquisitions, reorganizations, liquidations, spinoffs, buyouts and sale of all or substantially all of a company’s assets.

5. Anti–Takeover Measures

CMA generally will vote AGAINST proposals intended largely to avoid acquisition prior to the occurrence of an actual event or to discourage acquisition by creating a cost constraint. With respect to the following measures, CMA generally will vote as follows:

Poison Pills

•	CMA votes FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

•	CMA generally votes FOR shareholder proposals to eliminate a poison pill.

•	CMA generally votes AGAINST management proposals to ratify a poison pill.

Greenmail

•	CMA will vote FOR proposals to adopt anti–greenmail charter or bylaw amendments or to otherwise restrict a company’s ability to make greenmail payments.

Supermajority vote

•

CMA will vote AGAINST board–approved proposals to adopt anti–takeover measures such as supermajority voting provisions, issuance of blank check preferred stock, the creation of a separate class of stock with disparate voting rights and charter amendments adopting control share acquisition provisions.

Control Share Acquisition Provisions

•	CMA will vote FOR proposals to opt out of control share acquisition statutes.

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6. Other Business Matters

CMA generally will vote FOR:

•	Bylaw amendments giving holders of at least 25% of outstanding common stock the ability to call a special meeting of stockholders.

•	Board governance document amendments or other proposals which give the lead independent director the authority to call special meetings of the independent directors at any time.

CMA will review, on a CASE–BY–CASE basis, proposals for Bylaw amendments giving minority shareholders the ability to call a special meeting of stockholders.

CMA generally will vote FOR:

•	Proposals to approve routine business matters such as changing the company’s name and procedural matters relating to the shareholder meeting such as approving the minutes of a prior meeting.

•	Proposals to ratify the appointment of auditors, unless any of the following apply in which case CMA will generally vote AGAINST the proposal:

•	Credible reason exists to question:

•	The auditor’s independence, as determined by applicable regulatory requirements.

•	The accuracy or reliability of the auditor’s opinion as to the company’s financial position.

•

Fees paid to the auditor or its affiliates for “non–audit” services were excessive, i.e., in excess of the total fees paid for “audit,” “audit–related” and “tax compliance” and/or “tax return preparation” services, as disclosed in the company’s proxy materials.

•	Bylaw or charter changes that are of a housekeeping nature (e.g., updates or corrections).

•	Proposals to approve the annual reports and accounts provided the certifications required by the Sarbanes Oxley Act of 2002 have been provided.

CMA generally will vote AGAINST:

•	Proposals to eliminate the right of shareholders to act by written consent or call special meetings.

•

Proposals providing management with authority to adjourn an annual or special shareholder meeting absent compelling reasons, or to adopt, amend or repeal bylaws without shareholder approval, or to vote unmarked proxies in favor of management.

•	Shareholder proposals to change the date, time or location of the company’s annual meeting of shareholders.

CMA will vote AGAINST:

•	Authorization to transact other unidentified substantive (as opposed to procedural) business at a meeting.

CMA will vote on a CASE–BY–CASE basis:

•

Proposals to change the location of the company’s state of incorporation. CMA considers whether financial benefits (e.g., reduced fees or taxes) likely to accrue to the company as a result of a reincorporation or other change of domicile outweigh any accompanying material diminution of shareholder rights.

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•	Proposals on whether and how to vote on “bundled” or otherwise conditioned proposals, depending on the overall economic effects upon shareholders.

CMA generally will ABSTAIN from voting on shareholder proposals predominantly involving social, socio–economic, environmental, political or other similar matters on the basis that their impact on share value can rarely be anticipated with any high degree of confidence. CMA may, on a CASE–BY–CASE basis, vote:

•

FOR proposals seeking inquiry and reporting with respect to, rather than cessation or affirmative implementation of, specific policies where the pertinent issue warrants separate communication to shareholders; and

•

FOR or AGAINST the latter sort of proposal in light of the relative benefits and detriments (e.g. distraction, costs, other burdens) to share value which may be expected to flow from passage of the proposal.

7. Other Matters Relating to Foreign Issues

CMA generally will vote FOR:

•	Most stock (scrip) dividend proposals. CMA votes AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

•	Proposals to capitalize the company’s reserves for bonus issues of shares or to increase the par value of shares.

•	Proposals to approve control and profit transfer agreements between a parent and its subsidiaries.

•

Management proposals seeking the discharge of management and supervisory board members, unless there is concern about the past actions of the company’s auditors/directors and/or legal action is being taken against the board by other shareholders.

•

Management proposals concerning allocation of income and the distribution of dividends, unless the dividend payout ratio has been consistently below 30 percent without adequate explanation or the payout is excessive given the company’s financial position.

•	Proposals for the adoption of financing plans if they are in the best economic interests of shareholders.

CMA will evaluate management proposals to approve protective preference shares for Netherlands located company–friendly foundations proposals on a CASE–BY–CASE basis and will only support resolutions if:

•	The supervisory board needs to approve an issuance of shares while the supervisory board is independent within the meaning of CMA’ categorization rules and the Dutch Corporate Governance Code.

•	No call/put option agreement exists between the company and the foundation.

•	There is a qualifying offer clause or there are annual management and supervisory board elections.

•	The issuance authority is for a maximum of 18 months.

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•	The board of the company–friendly foundation is independent.

•	The company has disclosed under what circumstances it expects to make use of the possibility to issue preference shares.

•	There are no priority shares or other egregious protective or entrenchment tools.

•	The company releases its proxy circular, with details of the poison pill proposal, at least three weeks prior to the meeting.

•	Art 2:359c Civil Code of the legislative proposal has been implemented.

8. Investment Company Matters

Election of Directors:

CMA will vote on a CASE–BY–CASE basis proposals for the election of directors, considering the following factors:

•	Board structure

•	Attendance at board and committee meetings.

CMA will WITHHOLD votes from directors who:

•

Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day’s meetings, votes should not be withheld even if such absence dropped the director’s attendance below 75 percent.

•	Ignore a shareholder proposal that is approved by a majority of shares outstanding;

•	Ignore a shareholder proposal this is approved by a majority of the votes cast for two consecutive years;

•	Are interested directors and sit on the audit or nominating committee; or

•	Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

Proxy Contests:

CMA will vote on a CASE–BY–CASE basis proposals for proxy contests, considering the following factors:

•	Past performance relative to its peers

•	Market in which fund invests

•	Measures taken by the board to address the pertinent issues (e.g., closed–end fund share market value discount to NAV)

•	Past shareholder activism, board activity and votes on related proposals

•	Strategy of the incumbents versus the dissidents

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•	Independence of incumbent directors; director nominees

•	Experience and skills of director nominees

•	Governance profile of the company

•	Evidence of management entrenchment

Converting a Closed–end Fund to an Open–end Fund:

CMA will vote conversion proposals on a CASE–BY–CASE basis, considering the following factors:

•	Past performance as a closed–end fund

•	Market in which the fund invests

•	Measures taken by the board to address the discount

•	Past shareholder activism, board activity, and votes on related proposals.

Investment Advisory Agreements:

CMA will vote investment advisory agreements on a CASE–BY–CASE basis, considering the following factors:

•	Proposed and current fee schedules

•	Fund category/investment objective

•	Performance benchmarks

•	Share price performance as compared with peers

•	Resulting fees relative to peers

•	Assignments (where the adviser undergoes a change of control)

Approving New Classes or Series of Shares:

CMA will vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals:

CMA will vote on a CASE–BY–CASE basis proposals for the authorization for or increase in the preferred shares, considering the following factors:

•	Stated specific financing purpose

•	Possible dilution for common shares

•	Whether the shares can be used for antitakover purposes

Policies Addressed by the Investment Company Act of 1940 (“1940 Act”):

CMA will vote proposals regarding adoption or changes of policies addressed by the 1940 Act on a CASE–BY–CASE basis, considering the following factors:

•	Potential competitiveness

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•	Regulatory developments

•	Current and potential returns

•	Current and potential risk

CMA generally will vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with current SEC interpretations.

Changing a Fundamental Restriction to a Non–fundamental Restriction:

CMA will vote on a CASE–BY–CASE basis proposals to change a fundamental restriction to a non–fundamental restriction, considering the following factors:

•	Fund’s target investments

•	Reasons given by the fund for the change

•	Projected impact of the change on the portfolio

Change Fundamental Investment Objective to Non–fundamental:

CMA will vote AGAINST proposals to change a fund’s investment objective from fundamental to non–fundamental unless management acknowledges meaningful limitations upon its future requested ability to change the objective.

Name Change Proposals:

CMA will vote on a CASE–BY–CASE basis proposals to change a fund’s name, considering the following factors:

•	Political/economic changes in the target market

•	Consolidation in the target market

•	Current asset composition

Change in Fund’s Subclassification:

CMA will vote on a CASE–BY–CASE basis proposals to change a fund’s subclassification, considering the following factors:

•	Potential competitiveness

•	Current and potential returns

•	Risk of concentration

•	Consolidation in target industry

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Disposition of Assets/Termination/Liquidation:

CMA will vote on a CASE–BY–CASE basis these proposals, considering the following factors:

•	Strategies employed to salvage the company

•	Past performance of the fund

•	Terms of the liquidation

Changes to the Charter Document:

CMA will vote on a CASE–BY–CASE basis proposals to change the charter document, considering the following factors:

•	The degree of change implied by the proposal

•	The efficiencies that could result

•	The state of incorporation; net effect on shareholder rights

•	Regulatory standards and implications

CMA will vote FOR:

•

Proposals allowing the Board to impose, without shareholder approval, fees payable upon redemption of fund shares, provided imposition of such fees is likely to benefit long–term fund investors (e.g., by deterring market timing activity by other fund investors)

•

Proposals enabling the Board to amend, without shareholder approval, the fund’s management agreement(s) with its investment adviser(s) or sub–advisers, provided the amendment is not required by applicable law (including the Investment Company Act of 1940) or interpretations thereunder to require such approval

CMA will vote AGAINST:

•	Proposals enabling the Board to:

•	Change, without shareholder approval the domicile of the fund

•	Adopt, without shareholder approval, material amendments of the fund’s declaration of trust or other organizational document

Changing the Domicile of a Fund:

CMA will vote on a CASE–BY–CASE basis proposals to reincorporate, considering the following factors:

•	Regulations of both states

•	Required fundamental policies of both states

•	The increased flexibility available

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval:

CMA will vote FOR proposals to enable the Board or Investment Adviser to hire and terminate sub–advisers, without shareholder approval, in accordance with applicable rules or exemptive orders under the Investment Company Act of 1940.

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Distribution Agreements:

CMA will vote these proposals on a CASE–BY–CASE basis, considering the following factors:

•	Fees charged to comparably sized funds with similar objectives

•	The proposed distributor’s reputation and past performance

•	The competitiveness of the fund in the industry

•	Terms of the agreement

Master–Feeder Structure:

•	CMA will vote FOR the establishment of a master–feeder structure.

Mergers:

CMA will vote merger proposals on a CASE–BY–CASE basis, considering the following factors:

•	Resulting fee structure

•	Performance of both funds

•	Continuity of management personnel

•	Changes in corporate governance and their impact on shareholder rights

Shareholder Proposals to Establish Director Ownership Requirement:

CMA will generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While CMA favors stockownership on the part of directors, the company should determine the appropriate ownership requirement.

Shareholder Proposals to Reimburse Shareholder for Expenses Incurred:

CMA will vote on a CASE–BY–CASE basis proposals to reimburse proxy solicitation expenses.

Shareholder Proposals to Terminate the Investment Adviser

CMA will vote on a CASE–BY–CASE basis proposals to terminate the investment adviser, considering the following factors:

•	Performance of the fund’s NAV

•	The fund’s history of shareholder relations

•	The performance of other funds under the adviser’s management

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CMA’s Proxy Voting Policy (Appendix B): Conflicts of Interest Disclosure and Certification Form

Conflict Review Questionnaire for Proxy Voting Working Group Members and Other Individuals Participating in the Proxy Voting Decision–Making Process.

Instructions: Please complete each of the questions. Please provide an explanation for any affirmative responses. Return the completed questionnaire to Columbia Management Conflicts of Interest Officer.

Issuer and Proxy Matter:

1. Do you or any member of your immediate family have an existing (or potential) business, financial, personal or other relationship with any management personnel of the issuer1?

2.      Do you or any member of your immediate family have an existing (or potential) business, financial, personal or other relationship with any person participating, supporting, opposing or otherwise connected with the particular proxy proposal (e.g., principals of the issuer; director nominees of issuer company; shareholder activists)?

3. Have you discussed this particular proxy proposal with anyone outside of Columbia Management’s investment group 2?

4. Are you aware of any other potential personal conflicts of interest not described above? Please detail below.

Name:

Signed:

Date:

1 Personal investing in the issuer by you or a member of your immediate family does not require an affirmative response to this item.

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2 Communications with issuer or solicitors in the regular course of business would not have to be disclosed on this form.

CMA’s Proxy Voting Policy (Appendix C): CMA Proxy Vote Recommendation/ Proxy Committee Request Form

Name of Investment Associate:
Company Name:
Cutoff Date and Meeting Date:
Proxy Agenda Item:
Description of Item:

(The above information will be pre–populated by the Proxy Department.)

Recommendation (Check One):

            FOR

            AGAINST

            WITHHOLD

            ABSTAIN

Brief rationale:

Please attach any supporting information other than analysis or reports provided by the Proxy Department.

Signed

By signing, I am certifying that I either have no conflicts of interest–related information to report or have sent a completed “Conflicts of Interest Disclosure and Certification Form” to Compliance Risk Management (Conflicts Officer).

Send Completed Forms to:

GWIM Investment Operations — Proxy Department

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